As filed with the Securities and Exchange Commission on March 4, 2016

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Transamerica Series Trust Annual Report

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to contract holders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. The U.S. economy continued to grow in 2015 with an overall pace close to 2% as inflation remained historically low. Labor markets continued to improve as the economy added more than 2 million jobs, and the unemployment rate settled in at approximately 5%. The U.S. consumer also maintained momentum evidenced by acceleration in consumer spending and the housing markets.

U.S. Federal Reserve (“Fed”) policy was a focus of markets for much of 2015, as investors tried to gauge when the near-zero interest rate policy that had been in effect for much of the last decade would come to an end. In December, we finally saw the first rate increase in more than nine years as the Fed officially ended more than seven years of ZIRP – zero interest rate policy.

While many investors focused on the Fed, energy and metals markets continued to weaken as the price of oil declined materially, and this spilled over into other areas of the commodity markets. As a result, corporate default rates rose slightly in 2015, putting pressure on high yield bonds. The majority of the damage, however, was contained to the above mentioned commodity sectors.

Many overseas markets struggled as economic weakness in China—the world’s most populous country and second largest economy—pressured many commodity exporters like Brazil, Australia and Russia. European markets seemed relatively stable compared to the last few years, as the effects of quantitative easing and increased economic stability seemed to relieve past debt stresses caused by Greece, Portugal and other peripheral countries.

For the 12-month period ending December 31, 2015, the S&P 500® produced a total return of 1.38% while the MSCI EAFE Index, representing international developed market equities, lost 0.39% on a total return basis. During the same period, the total return for the Barclays U.S. Aggregate Bond Index was 0.55%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

(unaudited)

MARKET ENVIRONMENT

Global stocks finished the 12-month period essentially flat amidst heightened volatility. Outcomes varied significantly by region, with U.S. equities advancing modestly and emerging market equities trailing significantly. Currency movements also played a role as a strong U.S. dollar dampened returns for U.S. investors.

The first half of the year was positive for global equities, though there were some tough patches. Increasingly accommodative central bank policy was stabilizing at a time when concerns around weakening Chinese growth and a potential Greek default were growing. Throughout, markets continued to seek reassurance from central banks, whose investor-friendly stances helped chase away bouts of pessimism.

The second half of the year was marked by increasing volatility, mainly driven by China’s woes. An unexpected devaluation of China’s currency prompted a steep global pullback and fears of a global economic slowdown lingered through year end. The ongoing slump in commodities and oil also unsettled investors, though they took solace in the U.S. Federal Reserve’s (“Fed”) willingness to finally raise rates. The move simultaneously conveyed a vote of confidence in the U.S. economy while removing a long-standing uncertainty that weighed on markets.

In 2015, policy intervention took center stage in bond markets, as well. Dovish rhetoric seemed to mollify pessimists at times. However, by year end, markets generally performed poorly thanks to accelerating volatility and divergent central bank stances. The market was particularly disappointed by the lack of aggressive action from the European Central Bank. However, the disappointment was somewhat offset by the Fed’s lift-off - the first hike in over nine years - which investors generally digested smoothly.

PERFORMANCE

For the year ended December 31, 2015, Transamerica AB Dynamic Allocation VP, Initial Class returned (0.08)%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the MSCI World Index, and the Transamerica AB Dynamic Allocation VP Blended Benchmark, returned 0.55%, (0.32)% and 0.47%, respectively.

STRATEGY REVIEW

For the year, the Portfolio underperformed, with our underweight in U.S. equity detracting. Being overweight the U.S. dollar through the year contributed to performance. Our overweight to developed international equities, particularly in Europe and Japan, also contributed.

Through the first half of 2015, we had an overweight in risk assets with global equity holdings in excess of the strategic asset allocation weights. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations.

In June, we took our long held overweight in risk assets down to neutral relative to strategic targets due to diminished return potential in equities and the likelihood of rising volatility as concerns mounted about global growth. As volatility rose in August we took our neutral position to an underweight, which we maintained until the end of the year.

Through the year, the Portfolio maintained a regional bias toward developed international equity markets - particularly in Europe and Japan - as a result of more favorable valuations and continued accommodative monetary policy. In fixed income, we were underweight to begin the year, but as volatility rose we moved to an overweight. During the year, the Portfolio was diversified across fixed income, with modest allocations to inflation-linked and high-yield bonds. We also maintained a cash position at times to reduce interest-rate risk.

Regarding derivatives, we used equity futures, fixed Income futures, currency forwards and equity total return swaps for both hedging and investment purposes. Equity options were also used for hedging purposes, while credit default swaps were used for investment purposes. In aggregate, these positions contributed positively to performance.

Daniel Loewy, CFA

Vadim Zlotnikov

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.08)%	4.09%	3.83%	05/01/2002
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	4.51%
MSCI World Index (B)	(0.32)%	8.19%	5.56%
Transamerica AB Dynamic Allocation VP Blended Benchmark (A) (B) (C)	0.47%	5.16%	5.21%
Service Class	(0.42)%	3.82%	3.60%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

(C) The Transamerica AB Dynamic Allocation VP Blended Benchmark is composed of the following benchmarks: 65% Barclays U.S. Aggregate Bond Index and 35% MSCI World Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$986.80	$4.26	$1,020.90	$4.33	0.85%
Service Class	1,000.00	985.40	5.50	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	35.5%
U.S. Government Obligations	23.9
U.S. Government Agency Obligations	14.2
Corporate Debt Securities	11.2
Repurchase Agreement	11.1
Short-Term U.S. Government Agency Obligation	4.8
Securities Lending Collateral	3.7
Foreign Government Obligations	0.7
Mortgage-Backed Securities	0.3
Preferred Stocks	0.1
Municipal Government Obligation	0.0	*
Exchange-Traded Fund	0.0	*
Rights	0.0	*
Net Other Assets (Liabilities) ^	(5.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 35.5%
Aerospace & Defense - 0.6%
Airbus Group SE	2,514	$ 169,389
BAE Systems PLC	10,735	79,064
Boeing Co.	3,100	448,229
Bombardier, Inc., Class B (A)	5,300	5,133
Finmeccanica SpA (A)	2,100	29,199
General Dynamics Corp.	1,300	178,568
Honeywell International, Inc.	2,700	279,639
Lockheed Martin Corp.	1,200	260,580
Northrop Grumman Corp.	1,000	188,810
Precision Castparts Corp.	500	116,005
Raytheon Co.	1,400	174,342
Rockwell Collins, Inc.	700	64,610
Rolls-Royce Holdings PLC (A)	6,828	57,879
Safran SA	1,048	72,173
Singapore Technologies Engineering, Ltd.	4,000	8,491
Textron, Inc.	400	16,804
Thales SA	600	45,057
United Technologies Corp.	3,700	355,459
Zodiac Aerospace	1,500	35,822

		2,585,253

Air Freight & Logistics - 0.2%
Bollore SA	8,800	41,094
CH Robinson Worldwide, Inc.	600	37,212
Deutsche Post AG	3,560	99,530
Expeditors International of Washington, Inc.	900	40,590
FedEx Corp.	1,300	193,687
TNT Express NV	2,822	23,890
United Parcel Service, Inc., Class B	2,600	250,198
Yamato Holdings Co., Ltd. (B)	1,600	33,901

		720,102

Airlines - 0.2%
ANA Holdings, Inc.	15,000	43,277
Cathay Pacific Airways, Ltd.	8,000	13,853
Delta Air Lines, Inc.	3,400	172,346
easyJet PLC	2,300	58,997
International Consolidated Airlines Group SA (B)	4,800	43,166
Japan Airlines Co., Ltd.	1,000	35,793
Ryanair Holdings PLC, ADR	70	6,052
Singapore Airlines, Ltd.	2,000	15,798
Southwest Airlines Co.	3,468	149,332
United Continental Holdings, Inc. (A)	2,000	114,600

		653,214

Auto Components - 0.3%
Aisin Seiki Co., Ltd. (B)	500	21,519
Autoliv, Inc. (B)	300	37,431
BorgWarner, Inc.	1,000	43,230
Bridgestone Corp. (B)	2,800	96,044
Cie Generale des Etablissements Michelin, Class B	701	66,963
Continental AG	385	93,135
Delphi Automotive PLC, Class A	1,700	145,741
Denso Corp.	2,100	100,350
Johnson Controls, Inc.	4,900	193,501
Koito Manufacturing Co., Ltd.	1,000	41,007
Magna International, Inc., Class A	2,200	89,227

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
NGK Spark Plug Co., Ltd.	1,000	$ 26,328
NOK Corp.	600	14,017
Nokian Renkaat OYJ	750	26,776
Sumitomo Electric Industries, Ltd.	2,700	38,126
Sumitomo Rubber Industries, Ltd.	900	11,703
Toyoda Gosei Co., Ltd.	800	18,174
Toyota Industries Corp.	500	26,737
Valeo SA	400	61,967

		1,151,976

Automobiles - 0.6%
Bayerische Motoren Werke AG	1,182	124,525
Daihatsu Motor Co., Ltd. (B)	2,100	28,329
Daimler AG	4,103	342,822
Fiat Chrysler Automobiles NV (A)	2,926	40,636
Ford Motor Co.	12,800	180,352
Fuji Heavy Industries, Ltd.	3,000	123,589
General Motors Co.	5,963	202,802
Harley-Davidson, Inc. (B)	700	31,773
Honda Motor Co., Ltd.	6,900	220,534
Isuzu Motors, Ltd.	2,500	26,932
Mazda Motor Corp.	2,200	45,396
Mitsubishi Motors Corp.	3,400	28,766
Nissan Motor Co., Ltd.	10,500	109,943
Peugeot SA (A)	2,690	47,373
Renault SA	805	81,036
Suzuki Motor Corp.	1,300	39,499
Tesla Motors, Inc. (A) (B)	358	85,924
Toyota Motor Corp.	12,000	738,947
Volkswagen AG	614	94,351
Yamaha Motor Co., Ltd.	1,000	22,415

		2,615,944

Banks - 3.2%
Aozora Bank, Ltd.	5,000	17,449
Australia & New Zealand Banking Group, Ltd.	12,841	261,348
Banca Monte DEI Paschi DI Siena SpA (A)	19	25
Banco Bilbao Vizcaya Argentaria SA	27,863	204,058
Banco Comercial Portugues SA, Class R (A)	154,800	8,226
Banco de Sabadell SA (B)	9,954	17,687
Banco Espirito Santo SA (A) (C) (D) (E)	8,203	0	(F)
Banco Popolare (A)	3,400	46,853
Banco Popular Espanol SA (B)	10,763	35,593
Banco Santander SA, Class A	63,332	313,709
Bank Hapoalim BM	1,671	8,632
Bank Leumi Le-Israel BM (A)	5,397	18,725
Bank of America Corp.	45,600	767,448
Bank of East Asia, Ltd. (B)	8,000	29,780
Bank of Ireland (A)	139,800	51,351
Bank of Kyoto, Ltd. (B)	4,000	37,095
Bank of Montreal	2,699	152,300
Bank of Nova Scotia	5,200	210,337
Bank of Yokohama, Ltd.	3,000	18,389
Bankia SA	48,100	56,141
Barclays PLC	64,908	209,460
BB&T Corp.	5,300	200,393
BNP Paribas SA	4,645	263,655
BOC Hong Kong Holdings, Ltd.	13,500	41,196

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
CaixaBank SA (B)	9,638	$ 33,664
Canadian Imperial Bank of Commerce, Class B	1,500	98,854
Chiba Bank, Ltd.	5,000	35,481
Chugoku Bank, Ltd.	1,500	20,016
CIT Group, Inc.	1,000	39,700
Citigroup, Inc.	12,911	668,144
Citizens Financial Group, Inc.	2,600	68,094
Commerzbank AG (A)	5,282	54,503
Commonwealth Bank of Australia	7,540	469,936
Credit Agricole SA	4,350	51,434
Danske Bank A/S, Class R	2,342	62,841
DBS Group Holdings, Ltd.	8,000	94,167
DNB ASA	3,574	44,036
Erste Group Bank AG (A)	1,234	38,612
Fifth Third Bancorp	8,200	164,820
Fukuoka Financial Group, Inc., Class A	3,000	14,876
Hachijuni Bank, Ltd.	2,000	12,240
Hang Seng Bank, Ltd.	2,800	53,543
HSBC Holdings PLC	82,183	649,629
ING Groep NV, CVA	16,960	229,469
Intesa Sanpaolo SpA	49,480	164,323
Iyo Bank, Ltd. (B)	2,000	19,431
Japan Post Bank Co., Ltd. (A)	1,200	17,472
Joyo Bank, Ltd.	3,000	14,186
JPMorgan Chase & Co.	16,100	1,063,083
KBC Groep NV	1,053	65,994
KeyCorp	4,700	61,993
Lloyds Banking Group PLC	249,033	268,258
M&T Bank Corp.	400	48,472
Mitsubishi UFJ Financial Group, Inc.	56,300	348,736
Mizrahi Tefahot Bank, Ltd.	1,100	13,146
Mizuho Financial Group, Inc.	105,000	210,000
National Australia Bank, Ltd., Class N	11,557	254,332
National Bank of Canada	1,400	40,785
Natixis, Class A	7,161	40,600
Nordea Bank AB	13,099	143,719
Oversea-Chinese Banking Corp., Ltd.	13,000	80,683
PNC Financial Services Group, Inc.	1,900	181,089
Raiffeisen Bank International AG (A) (B)	432	6,331
Regions Financial Corp.	5,500	52,800
Resona Holdings, Inc.	8,000	38,850
Royal Bank of Canada	6,600	353,682
Royal Bank of Scotland Group PLC (A)	12,643	56,288
Seven Bank, Ltd.	5,320	23,331
Shinsei Bank, Ltd., Class A (B)	10,000	18,403
Shizuoka Bank, Ltd. (B)	2,000	19,396
Skandinaviska Enskilda Banken AB, Class A	5,953	62,605
Societe Generale SA	3,082	142,582
Standard Chartered PLC	14,639	121,651
Sumitomo Mitsui Financial Group, Inc.	5,700	215,124
Sumitomo Mitsui Trust Holdings, Inc.	14,000	53,023
SunTrust Banks, Inc.	4,600	197,064
Suruga Bank, Ltd. (B)	2,000	41,217
Svenska Handelsbanken AB, A Shares	6,612	87,817
Swedbank AB, Class A	3,890	85,672
Toronto-Dominion Bank (B)	7,800	305,754
UniCredit SpA, Class A	18,466	102,093

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Unione di Banche Italiane SpA	8,200	$ 54,788
United Overseas Bank, Ltd.	6,000	82,982
US Bancorp	6,900	294,423
Wells Fargo & Co.	21,400	1,163,304
Westpac Banking Corp.	14,817	362,352

		12,851,743

Beverages - 0.9%
Anheuser-Busch InBev SA	3,575	444,459
Asahi Group Holdings, Ltd.	1,400	43,826
Brown-Forman Corp., Class B (B)	600	59,568
Carlsberg A/S, Class B	449	39,778
Coca-Cola Amatil, Ltd.	2,030	13,757
Coca-Cola Co.	17,200	738,912
Coca-Cola Enterprises, Inc.	1,300	64,012
Coca-Cola HBC AG (A)	2,980	63,612
Constellation Brands, Inc., Class A	600	85,464
Diageo PLC	10,637	291,119
Dr. Pepper Snapple Group, Inc.	1,200	111,840
Heineken Holding NV, Class A	788	60,801
Heineken NV	712	60,950
Kirin Holdings Co., Ltd. (B)	3,200	43,447
Monster Beverage Corp. (A)	1,500	223,440
PepsiCo, Inc.	6,600	659,472
Pernod Ricard SA	783	89,517
Remy Cointreau SA (B)	600	43,042
SABMiller PLC	4,336	260,128
Suntory Beverage & Food, Ltd.	900	39,398
Treasury Wine Estates, Ltd.	5,952	35,999

		3,472,541

Biotechnology - 0.9%
AbbVie, Inc., Class G	6,700	396,908
Actelion, Ltd. (A)	700	97,261
Alexion Pharmaceuticals, Inc. (A)	808	154,126
Alkermes PLC (A) (B)	643	51,041
Amgen, Inc.	3,333	541,046
Baxalta, Inc.	5,600	218,568
Biogen, Inc. (A)	1,000	306,350
BioMarin Pharmaceutical, Inc. (A)	1,100	115,236
Celgene Corp. (A)	3,800	455,088
CSL, Ltd.	1,863	142,966
Gilead Sciences, Inc.	6,500	657,735
Grifols SA	894	41,417
Incyte Corp. (A) (B)	1,300	140,985
Regeneron Pharmaceuticals, Inc., Class A (A)	400	217,148
Vertex Pharmaceuticals, Inc. (A)	800	100,664

		3,636,539

Building Products - 0.1%
Asahi Glass Co., Ltd. (B)	4,400	25,207
Assa Abloy AB, B Shares	4,407	92,250
Cie de St-Gobain	1,980	85,748
Daikin Industries, Ltd.	1,000	72,822
Geberit AG	200	67,740
LIXIL Group Corp.	1,400	31,094
TOTO, Ltd.	1,500	52,698

		427,559

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 0.8%
Aberdeen Asset Management PLC (B)	13,100	$ 55,889
Ameriprise Financial, Inc.	1,000	106,420
Bank of New York Mellon Corp.	5,000	206,100
BlackRock, Inc., Class A	500	170,260
Charles Schwab Corp.	8,600	283,198
CI Financial Corp.	2,400	53,075
Credit Suisse Group AG (A)	6,116	131,751
Daiwa Securities Group, Inc.	7,000	42,796
Deutsche Bank AG	5,484	133,177
Franklin Resources, Inc.	3,400	125,188
Goldman Sachs Group, Inc.	1,700	306,391
Hargreaves Lansdown PLC	5,300	117,668
IGM Financial, Inc., Class B (B)	1,800	45,972
Invesco, Ltd.	1,500	50,220
Julius Baer Group, Ltd. (A)	58	2,806
Macquarie Group, Ltd.	1,200	72,377
Mediobanca SpA	1,088	10,429
Morgan Stanley	6,300	200,403
Nomura Holdings, Inc.	15,400	85,779
Northern Trust Corp.	2,500	180,225
Partners Group Holding AG	400	143,854
Schroders PLC, Series R	1,300	57,034
State Street Corp.	1,900	126,084
T. Rowe Price Group, Inc. (B)	1,500	107,235
TD Ameritrade Holding Corp.	2,000	69,420
UBS Group AG	16,124	312,797

		3,196,548

Chemicals - 1.0%
Agrium, Inc. (B)	400	35,751
Air Liquide SA, Class A	1,419	159,838
Air Products & Chemicals, Inc.	1,600	208,176
Air Water, Inc.	2,000	32,166
Airgas, Inc.	700	96,824
Akzo Nobel NV	623	41,760
Arkema SA	220	15,442
Asahi Kasei Corp.	5,000	33,811
BASF SE, Class R	3,931	299,456
Celanese Corp., Series A	800	53,864
CF Industries Holdings, Inc., Class B	1,000	40,810
Chr Hansen Holding A/S	500	31,275
Dow Chemical Co.	4,300	221,364
E.I. du Pont de Nemours & Co.	3,400	226,440
Eastman Chemical Co.	600	40,506
Ecolab, Inc.	2,100	240,198
Evonik Industries AG	1,400	46,308
FMC Corp., Class A (B)	600	23,478
Givaudan SA (A)	100	181,496
Hitachi Chemical Co., Ltd.	700	11,105
Incitec Pivot, Ltd.	7,463	21,536
Israel Chemicals, Ltd.	1,656	6,729
Johnson Matthey PLC	1,200	47,003
JSR Corp. (B)	600	9,351
K+S AG	602	15,346
Kansai Paint Co., Ltd. (B)	1,300	19,705
Koninklijke DSM NV	1,052	52,910
Kuraray Co., Ltd. (B)	1,000	12,113

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
LANXESS AG	1,000	$ 46,017
Linde AG	812	117,300
LyondellBasell Industries NV, Class A	2,726	236,889
Mitsubishi Chemical Holdings Corp.	6,000	38,068
Mitsubishi Gas Chemical Co., Inc.	2,000	10,227
Mitsui Chemicals, Inc.	4,000	17,740
Monsanto Co.	1,900	187,188
Mosaic Co.	2,000	55,180
Nippon Paint Holdings Co., Ltd.	1,000	24,202
Nitto Denko Corp.	700	51,104
Novozymes A/S, Class B	1,430	68,467
Orica, Ltd. (B)	841	9,499
Potash Corp. of Saskatchewan, Inc.	3,700	63,374
PPG Industries, Inc.	800	79,056
Praxair, Inc.	1,100	112,640
Sherwin-Williams Co.	600	155,760
Shin-Etsu Chemical Co., Ltd.	1,700	92,422
Solvay SA, Class A (B)	297	31,770
Sumitomo Chemical Co., Ltd.	5,000	28,715
Syngenta AG	359	140,514
Taiyo Nippon Sanso Corp. (B)	3,000	27,131
Teijin, Ltd.	4,000	13,631
Toray Industries, Inc.	5,000	46,463
Umicore SA	293	12,312
Yara International ASA	701	30,149

		3,920,579

Commercial Services & Supplies - 0.2%
ADT Corp. (B)	550	18,139
Aggreko PLC	1,285	17,314
Brambles, Ltd.	3,848	32,443
Dai Nippon Printing Co., Ltd.	3,000	29,666
Edenred	711	13,483
G4S PLC	15,300	50,862
Republic Services, Inc., Class A	1,400	61,586
Secom Co., Ltd.	800	54,216
Securitas AB, Class B	2,900	44,344
Societe BIC SA	200	32,961
Stericycle, Inc. (A) (B)	600	72,360
Toppan Printing Co., Ltd.	2,000	18,426
Tyco International PLC	4,300	137,127
Waste Management, Inc.	3,300	176,121

		759,048

Communications Equipment - 0.4%
Alcatel-Lucent (A)	12,500	49,583
Cisco Systems, Inc.	22,700	616,418
F5 Networks, Inc., Class B (A)	500	48,480
Juniper Networks, Inc.	1,800	49,680
Motorola Solutions, Inc.	2,213	151,480
Nokia OYJ	16,698	118,130
QUALCOMM, Inc.	7,300	364,891
Telefonaktiebolaget LM Ericsson, Class B	12,776	123,177

		1,521,839

Construction & Engineering - 0.1%
ACS Actividades de Construccion y Servicios SA	855	25,102
Bouygues SA, Class A	792	31,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (continued)
CIMIC Group, Ltd.	3,687	$ 65,287
Ferrovial SA	2,900	65,726
Fluor Corp.	600	28,332
JGC Corp.	1,300	19,898
Kajima Corp.	4,900	29,162
Obayashi Corp.	6,000	55,363
Shimizu Corp.	5,000	40,771
Skanska AB, Class B	2,057	39,893
SNC-Lavalin Group, Inc.	1,300	38,633
Taisei Corp.	5,200	34,252
Vinci SA	1,996	128,284

		602,157

Construction Materials - 0.1%
Boral, Ltd. (B)	2,548	10,973
CRH PLC	3,721	107,969
Fletcher Building, Ltd.	3,130	15,735
HeidelbergCement AG	650	52,973
Imerys SA	600	42,005
James Hardie Industries PLC, CDI	4,700	59,833
LafargeHolcim, Ltd.	1,394	69,804
Taiheiyo Cement Corp.	8,000	23,363

		382,655

Consumer Finance - 0.2%
Acom Co., Ltd. (A) (B)	7,500	35,317
AEON Financial Service Co., Ltd.	1,000	22,339
American Express Co.	3,800	264,290
Capital One Financial Corp.	2,500	180,450
Credit Saison Co., Ltd. (B)	600	11,821
Discover Financial Services	1,300	69,706
Navient Corp.	2,600	29,770
Synchrony Financial (A)	4,543	138,153

		751,846

Containers & Packaging - 0.1%
Amcor, Ltd.	3,510	34,376
Ball Corp. (B)	600	43,638
International Paper Co.	3,700	139,490
Toyo Seikan Group Holdings, Ltd.	1,600	29,679
WestRock Co.	1,400	63,868

		311,051

Distributors - 0.0% (G)
Genuine Parts Co.	600	51,534
Jardine Cycle & Carriage, Ltd. (B)	180	4,424

		55,958

Diversified Consumer Services - 0.0% (G)
Benesse Holdings, Inc. (B)	300	8,639

Diversified Financial Services - 0.5%
ASX, Ltd.	1,449	44,833
Berkshire Hathaway, Inc., Class B (A)	5,100	673,404
CME Group, Inc., Class A	1,000	90,600
Deutsche Boerse AG	586	51,510
Eurazeo SA	925	63,833
Exor SpA	1,400	63,541
First Pacific Co., Ltd.	46,000	30,508
Groupe Bruxelles Lambert SA	429	36,752

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (continued)
Hong Kong Exchanges and Clearing, Ltd.	4,600	$ 117,819
Industrivarden AB, Class C	2,000	34,216
Intercontinental Exchange, Inc.	640	164,006
Investment AB Kinnevik, Class B	999	30,771
Investor AB, Class B	1,891	69,495
Japan Exchange Group, Inc. (B)	2,400	37,516
London Stock Exchange Group PLC	1,500	60,678
McGraw Hill Financial, Inc.	2,300	226,734
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,120	31,495
Moody’s Corp.	1,000	100,340
Onex Corp.	400	24,520
ORIX Corp.	5,460	76,595
Singapore Exchange, Ltd. (B)	4,000	21,722
Wendel SA	400	47,643

		2,098,531

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	29,530	1,016,127
BCE, Inc.	1,149	44,392
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	27,395
BT Group PLC, Class A	33,088	230,087
CenturyLink, Inc.	3,249	81,745
Deutsche Telekom AG	12,511	224,706
Elisa OYJ	564	21,220
HKT Trust & HKT, Ltd.	14,000	17,884
Iliad SA	123	29,408
Inmarsat PLC	4,216	70,667
Koninklijke KPN NV	27,789	105,457
Nippon Telegraph & Telephone Corp.	3,600	143,273
Orange SA	8,100	136,309
PCCW, Ltd.	8,000	4,697
Proximus SADP	842	27,451
Singapore Telecommunications, Ltd.	34,000	88,003
Spark New Zealand, Ltd.	6,787	15,319
Swisscom AG	129	64,552
TDC A/S, Class B	2,394	11,920
Telecom Italia SpA (A) (B)	49,323	62,508
Telecom Italia SpA	35,922	36,868
Telefonica Deutschland Holding AG	12,000	63,296
Telefonica SA	20,872	232,157
Telenor ASA	3,562	59,374
TeliaSonera AB	10,340	51,347
Telstra Corp., Ltd.	15,830	64,713
TELUS Corp. (C)	800	22,155
Verizon Communications, Inc.	17,493	808,527

		3,761,557

Electric Utilities - 0.5%
American Electric Power Co., Inc.	3,600	209,772
AusNet Services	1,005	1,087
Cheung Kong Infrastructure Holdings, Ltd. (B)	6,000	55,509
Chubu Electric Power Co., Inc. (B)	2,300	31,495
Chugoku Electric Power Co., Inc. (B)	1,700	22,446
CLP Holdings, Ltd. (B)	8,500	72,387
Contact Energy, Ltd.	4,565	14,799
Duke Energy Corp.	2,296	163,911
Edison International	2,100	124,341
EDP - Energias de Portugal SA	10,120	36,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
Electricite de France SA	1,016	$ 14,989
Endesa SA	2,000	40,264
Enel SpA	31,105	130,433
Entergy Corp., Class B	600	41,016
Eversource Energy	1,061	54,185
Exelon Corp.	3,078	85,476
FirstEnergy Corp.	1,066	33,824
Fortis, Inc.	1,300	35,147
Fortum OYJ	1,987	29,937
Hokuriku Electric Power Co.	1,400	20,690
Iberdrola SA	20,045	142,684
Kansai Electric Power Co., Inc. (A)	2,700	32,372
Kyushu Electric Power Co., Inc. (A) (B)	3,500	38,147
NextEra Energy, Inc.	1,700	176,613
Power Assets Holdings, Ltd.	5,000	46,129
PPL Corp.	2,900	98,977
Red Electrica Corp. SA	400	33,520
Shikoku Electric Power Co., Inc. (B)	500	7,811
Southern Co. (B)	3,100	145,049
SSE PLC, Class B	2,398	54,017
Terna Rete Elettrica Nazionale SpA	4,393	22,593
Tohoku Electric Power Co., Inc.	1,300	16,252
Tokyo Electric Power Co., Inc. (A)	5,300	30,519
Xcel Energy, Inc.	1,400	50,274

		2,113,189

Electrical Equipment - 0.2%
ABB, Ltd. (A)	7,949	141,870
AMETEK, Inc., Class A	1,050	56,269
Eaton Corp. PLC	1,994	103,768
Emerson Electric Co.	2,700	129,141
Legrand SA	1,171	66,429
Mitsubishi Electric Corp.	8,000	83,975
Nidec Corp.	1,000	72,516
Osram Licht AG	351	14,664
Prysmian SpA	896	19,577
Rockwell Automation, Inc., Class B	500	51,305
Schneider Electric SE	2,182	124,635
Vestas Wind Systems A/S	1,000	69,839

		933,988

Electronic Equipment, Instruments & Components - 0.3%
Alps Electric Co., Ltd.	600	16,271
Amphenol Corp., Class A	1,200	62,676
Corning, Inc. (B)	8,900	162,692
Hexagon AB, Class B	1,472	54,453
Hirose Electric Co., Ltd. (B)	300	36,322
Hitachi High-Technologies Corp.	500	13,522
Hitachi, Ltd.	19,500	110,494
Ingenico Group SA	400	50,642
Keyence Corp.	200	109,921
Kyocera Corp.	1,200	55,729
Murata Manufacturing Co., Ltd.	900	129,493
Nippon Electric Glass Co., Ltd.	1,500	7,560
Omron Corp.	600	20,008
TDK Corp.	500	32,022
TE Connectivity, Ltd.	3,400	219,674

		1,081,479

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.3%
Amec Foster Wheeler PLC	1,700	$ 10,749
Baker Hughes, Inc.	3,000	138,450
Cameron International Corp. (A)	2,500	158,000
Ensco PLC, Class A (B)	800	12,312
FMC Technologies, Inc. (A)	800	23,208
Halliburton Co.	3,900	132,756
National Oilwell Varco, Inc. (B)	1,800	60,282
Petrofac, Ltd.	2,778	32,599
Saipem SpA (A) (B)	1,338	10,815
Schlumberger, Ltd.	5,639	393,320
Technip SA	931	46,273
Tenaris SA (B)	1,818	21,527
Transocean, Ltd.	1,113	13,913
Weatherford International PLC (A) (B)	5,900	49,501

		1,103,705

Food & Staples Retailing - 0.8%
Aeon Co., Ltd.	2,200	33,897
Alimentation Couche-Tard, Inc., Class B	1,900	83,637
Carrefour SA	2,140	61,978
Casino Guichard Perrachon SA (B)	508	23,416
Colruyt SA	32	1,650
Costco Wholesale Corp.	1,600	258,400
CVS Health Corp.	4,700	459,519
Delhaize Group	429	41,862
Distribuidora Internacional de Alimentacion SA (A) (B)	1,040	6,153
FamilyMart Co., Ltd.	300	13,960
George Weston, Ltd., Class A	400	30,914
ICA Gruppen AB	500	18,158
J. Sainsbury PLC (B)	9,900	37,771
Jeronimo Martins SGPS SA	1,149	14,978
Koninklijke Ahold NV	2,534	53,631
Kroger Co.	3,200	133,856
Lawson, Inc.	500	40,585
Loblaw Cos., Ltd.	1,809	85,423
METRO AG	1,800	57,343
Metro, Inc.	1,000	27,997
Seven & i Holdings Co., Ltd.	3,200	146,511
Sysco Corp.	4,300	176,300
Tesco PLC (A)	29,088	64,108
Wal-Mart Stores, Inc.	7,900	484,270
Walgreens Boots Alliance, Inc.	3,700	315,074
Wesfarmers, Ltd.	4,891	148,301
Whole Foods Market, Inc. (B)	1,800	60,300
WM Morrison Supermarkets PLC (B)	23,879	52,170
Woolworths, Ltd. (B)	5,314	94,872

		3,027,034

Food Products - 0.8%
Ajinomoto Co., Inc.	3,000	71,027
Archer-Daniels-Midland Co.	4,900	179,732
Aryzta AG (A)	600	30,353
Associated British Foods PLC	2,519	124,106
Bunge, Ltd.	600	40,968
Campbell Soup Co. (B)	1,100	57,805
Chocoladefabriken Lindt & Spruengli AG	1	74,501
ConAgra Foods, Inc.	1,500	63,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Danone SA	2,555	$ 172,929
General Mills, Inc.	2,700	155,682
Golden Agri-Resources, Ltd.	31,000	7,434
Hershey Co. (B)	1,300	116,051
Hormel Foods Corp.	1,700	134,436
J.M. Smucker, Co.	500	61,670
Kellogg Co.	2,200	158,994
Kerry Group PLC, Class A	740	61,368
Kraft Heinz Co.	2,033	147,921
Mead Johnson Nutrition Co., Class A (B)	500	39,475
MEIJI Holdings Co., Ltd.	600	49,560
Mondelez International, Inc., Class A	6,100	273,524
Nestle SA	13,962	1,036,472
NH Foods, Ltd.	1,000	19,600
Nissin Foods Holdings Co., Ltd.	300	15,919
Orkla ASA	4,787	37,764
Saputo, Inc.	1,000	23,921
Tate & Lyle PLC	2,200	19,427
Toyo Suisan Kaisha, Ltd.	1,000	34,853
WH Group, Ltd. (A) (H)	24,000	13,378
Wilmar International, Ltd. (B)	8,000	16,588
Yakult Honsha Co., Ltd., Class A (B)	600	29,367
Yamazaki Baking Co., Ltd. (B)	2,500	56,214

		3,324,279

Gas Utilities - 0.1%
APA Group	3,733	23,612
Enagas SA	700	19,779
Gas Natural SDG SA	2,960	60,524
Hong Kong & China Gas Co., Ltd. (B)	25,115	49,387
Osaka Gas Co., Ltd.	7,000	25,283
Snam SpA	8,096	42,252
Toho Gas Co., Ltd. (B)	3,600	23,250
Tokyo Gas Co., Ltd.	9,000	42,289

		286,376

Health Care Equipment & Supplies - 0.6%
Abbott Laboratories	6,700	300,897
Baxter International, Inc.	2,000	76,300
Becton Dickinson and Co.	1,700	261,953
Boston Scientific Corp. (A)	6,000	110,640
Coloplast A/S, Class B	750	60,553
CR Bard, Inc.	700	132,608
Edwards Lifesciences Corp. (A)	800	63,184
Essilor International SA	764	95,523
Getinge AB, Class B	903	23,654
Hoya Corp.	1,600	65,428
Intuitive Surgical, Inc. (A)	200	109,232
Medtronic PLC	5,712	439,367
Olympus Corp.	1,200	47,243
Smith & Nephew PLC	4,334	77,181
St. Jude Medical, Inc.	2,100	129,717
Stryker Corp.	2,400	223,056
Sysmex Corp. (B)	600	38,487
Terumo Corp.	1,400	43,391
Zimmer Biomet Holdings, Inc., Class A (B)	1,200	123,108

		2,421,522

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 0.7%
Aetna, Inc.	1,600	$ 172,992
Alfresa Holdings Corp. (B)	1,600	31,600
AmerisourceBergen Corp., Class A	1,000	103,710
Anthem, Inc.	1,600	223,104
Cardinal Health, Inc.	900	80,343
Cigna Corp.	1,300	190,229
DaVita HealthCare Partners, Inc. (A)	1,200	83,652
Express Scripts Holding Co. (A)	2,928	255,936
Fresenius Medical Care AG & Co. KGaA	1,268	106,556
Fresenius SE & Co. KGaA	1,644	117,106
HCA Holdings, Inc. (A)	1,939	131,135
Humana, Inc., Class A	1,300	232,063
Laboratory Corp. of America Holdings (A)	400	49,456
McKesson Corp.	1,000	197,230
Medipal Holdings Corp.	900	15,340
Miraca Holdings, Inc.	300	13,200
Quest Diagnostics, Inc.	1,900	135,166
Ramsay Health Care, Ltd.	2,022	100,105
Ryman Healthcare, Ltd.	1,600	9,302
Sonic Healthcare, Ltd.	210	2,735
Suzuken Co., Ltd.	700	26,601
UnitedHealth Group, Inc.	3,800	447,032

		2,724,593

Health Care Technology - 0.0% (G)
Cerner Corp. (A)	3,100	186,527

Hotels, Restaurants & Leisure - 0.6%
Accor SA	574	24,955
Carnival Corp.	3,800	207,024
Carnival PLC, Class A	3,300	188,076
Chipotle Mexican Grill, Inc., Class A (A) (B)	136	65,260
Compass Group PLC	7,340	127,142
Crown Resorts, Ltd. (B)	5,758	52,448
Galaxy Entertainment Group, Ltd.	11,400	35,965
Genting Singapore PLC (B)	36,000	19,550
Hilton Worldwide Holdings, Inc.	2,700	57,780
Las Vegas Sands Corp. (B)	2,900	127,136
Marriott International, Inc., Class A (B)	2,300	154,192
McDonald’s Corp.	4,300	508,002
McDonald’s Holdings Co., Japan, Ltd. (B)	400	8,699
MGM China Holdings, Ltd. (B)	10,000	12,516
Oriental Land Co., Ltd.	800	48,397
Sands China, Ltd.	10,000	34,129
Shangri-La Asia, Ltd.	8,000	7,835
SJM Holdings, Ltd. (B)	20,000	14,322
Sodexo SA	250	24,490
Starbucks Corp.	6,700	402,201
Starwood Hotels & Resorts Worldwide, Inc.	600	41,568
Tatts Group, Ltd.	8,000	25,592
TUI AG	2,800	49,987
Whitbread PLC	1,300	84,343
Wynn Macau, Ltd. (B)	9,161	10,709
Wynn Resorts, Ltd. (B)	625	43,244
Yum! Brands, Inc.	1,700	124,185

		2,499,747

Household Durables - 0.1%
Electrolux AB, Series B	977	23,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Garmin, Ltd.	800	$ 29,736
Husqvarna AB, Class B	2,400	15,839
Iida Group Holdings Co., Ltd.	1,600	29,654
Nikon Corp. (B)	1,200	16,072
Panasonic Corp.	9,500	96,306
Rinnai Corp. (B)	200	17,721
Sekisui Chemical Co., Ltd.	3,000	39,169
Sekisui House, Ltd.	3,000	50,441
Sony Corp.	5,200	127,799
Techtronic Industries Co., Ltd.	5,000	20,387

		466,697

Household Products - 0.5%
Church & Dwight Co., Inc. (B)	900	76,392
Clorox Co.	600	76,098
Colgate-Palmolive Co.	3,400	226,508
Henkel AG & Co. KGaA	564	53,948
Kimberly-Clark Corp.	1,400	178,220
Procter & Gamble Co.	11,600	921,156
Reckitt Benckiser Group PLC, Class A	2,437	225,653
Svenska Cellulosa AB SCA, Class B	2,423	70,219
Unicharm Corp.	1,500	30,632

		1,858,826

Independent Power and Renewable Electricity Producers - 0.0% (G)
AES Corp.	3,000	28,710
Calpine Corp. (A)	6,500	94,055
Electric Power Development Co., Ltd.	500	17,808
Enel Green Power SpA	17,983	36,552
Meridian Energy, Ltd.	7,600	12,423

		189,548

Industrial Conglomerates - 0.7%
3M Co.	2,400	361,536
CK Hutchison Holdings, Ltd.	12,156	163,752
Danaher Corp.	2,100	195,048
General Electric Co. (B)	42,205	1,314,686
Keppel Corp., Ltd. (B)	5,200	23,875
Koninklijke Philips NV	3,632	92,993
NWS Holdings, Ltd.	12,000	17,837
Roper Technologies, Inc.	400	75,916
Seibu Holdings, Inc.	1,300	26,549
Sembcorp Industries, Ltd. (B)	4,000	8,604
Siemens AG, Class A	3,519	340,449
Smiths Group PLC	3,680	50,968
Toshiba Corp. (A) (B)	15,000	30,828

		2,703,041

Insurance - 1.5%
ACE, Ltd. (B)	1,400	163,590
Aflac, Inc.	1,200	71,880
Ageas	901	41,908
AIA Group, Ltd.	51,600	310,264
Allianz SE, Class A	1,904	335,633
Allstate Corp.	1,200	74,508
American International Group, Inc.	5,920	366,862
AMP, Ltd.	21,333	90,629
Aon PLC	2,300	212,083
Arch Capital Group, Ltd. (A)	300	20,925

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Assicurazioni Generali SpA	4,281	$ 78,200
Aviva PLC	17,697	134,619
Chubb Corp., Class A	700	92,848
CNP Assurances	3,701	50,034
Dai-ichi Life Insurance Co., Ltd.	4,700	78,197
Direct Line Insurance Group PLC	8,500	51,063
Everest RE Group, Ltd.	100	18,309
Fairfax Financial Holdings, Ltd.	100	47,475
Gjensidige Forsikring ASA, Class A	1,640	26,248
Great-West Lifeco, Inc.	2,700	67,378
Hannover Rueck SE	1,000	114,189
Hartford Financial Services Group, Inc.	1,800	78,228
Insurance Australia Group, Ltd.	7,001	28,365
Intact Financial Corp.	700	44,862
Japan Post Holdings Co., Ltd. (A)	2,100	32,585
Legal & General Group PLC	25,762	101,706
Lincoln National Corp.	400	20,104
Loews Corp.	2,700	103,680
Manulife Financial Corp.	7,900	118,411
Mapfre SA	14,080	35,377
Marsh & McLennan Cos., Inc.	3,900	216,255
MetLife, Inc.	4,000	192,840
MS&AD Insurance Group Holdings, Inc.	2,100	61,582
Muenchener Rueckversicherungs-Gesellschaft AG	631	125,719
Old Mutual PLC	21,089	55,619
PartnerRe, Ltd.	300	41,922
Power Corp. of Canada	2,000	41,830
Power Financial Corp. (B)	1,100	25,288
Principal Financial Group, Inc.	1,400	62,972
Progressive Corp.	5,200	165,360
Prudential Financial, Inc.	2,000	162,820
Prudential PLC	11,309	255,244
QBE Insurance Group, Ltd.	5,037	46,211
RenaissanceRe Holdings, Ltd. (B)	200	22,638
RSA Insurance Group PLC	13,480	84,755
Sampo Oyj, Class A	1,811	91,967
SCOR SE	874	32,778
Sompo Japan Nipponkoa Holdings, Inc. (B)	1,700	55,819
Sony Financial Holdings, Inc.	2,620	46,865
Standard Life PLC	14,442	82,969
Sun Life Financial, Inc. (B)	2,500	77,961
Suncorp Group, Ltd.	5,451	48,222
Swiss Life Holding AG (A)	300	80,805
Swiss Re AG	1,463	142,886
T&D Holdings, Inc. (B)	2,450	32,324
Tokio Marine Holdings, Inc.	3,100	119,736
Travelers Cos., Inc.	1,600	180,576
Tryg A/S	1,460	29,013
UnipolSai SpA	13,078	33,272
Willis Group Holdings PLC	1,000	48,570
XL Group PLC, Class A	2,500	97,950
Zurich Insurance Group AG (A)	509	130,762

		5,903,690

Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (A)	1,700	1,149,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
Liberty Interactive Corp QVC Group, Series A (A)	2,000	$ 54,640
Netflix, Inc. (A)	1,400	160,132
Priceline Group, Inc. (A)	200	254,990
Rakuten, Inc.	4,123	47,488

		1,666,263

Internet Software & Services - 0.9%
Alphabet, Inc., Class A (A)	1,300	1,011,413
Alphabet, Inc., Class C	1,403	1,064,709
eBay, Inc. (A)	4,200	115,416
Facebook, Inc., Class A (A)	9,600	1,004,736
LinkedIn Corp., Class A (A)	500	112,540
Twitter, Inc. (A) (B)	4,828	111,720
Yahoo Japan Corp.	4,100	16,666
Yahoo!, Inc. (A)	4,200	139,692

		3,576,892

IT Services - 0.8%
Accenture PLC, Class A	2,300	240,350
Amadeus IT Holding SA, Class A	1,507	66,631
Atos SE	313	26,345
Automatic Data Processing, Inc.	2,100	177,912
Cap Gemini SA	492	45,769
CGI Group, Inc., Class A (A)	1,300	52,049
Cognizant Technology Solutions Corp., Class A (A)	3,200	192,064
Computershare, Ltd.	3,870	32,769
Fidelity National Information Services, Inc.	1,100	66,660
Fiserv, Inc. (A)	1,000	91,460
Fujitsu, Ltd.	7,000	34,938
International Business Machines Corp.	4,600	633,052
ITOCHU Techno-Solutions Corp.	800	15,939
MasterCard, Inc., Class A	4,000	389,440
Nomura Research Institute, Ltd. (B)	1,600	61,446
NTT Data Corp.	1,211	58,547
Paychex, Inc. (B)	1,200	63,468
PayPal Holdings, Inc. (A)	4,200	152,040
Teradata Corp. (A) (B)	1,500	39,630
Visa, Inc., Class A (B)	8,800	682,440
Western Union Co. (B)	2,100	37,611
Xerox Corp.	4,800	51,024

		3,211,584

Leisure Products - 0.0% (G)
Bandai Namco Holdings, Inc.	1,400	29,578
Mattel, Inc. (B)	2,600	70,642
Sankyo Co., Ltd. (B)	300	11,198
Sega Sammy Holdings, Inc.	2,200	20,577
Shimano, Inc.	300	46,068

		178,063

Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	2,800	117,068
Illumina, Inc. (A) (B)	700	134,362
Lonza Group AG (A)	500	81,317
QIAGEN NV (A)	1,900	51,498
Thermo Fisher Scientific, Inc.	1,500	212,775

		597,020

	Shares	Value
COMMON STOCKS (continued)
Machinery - 0.6%
Alfa Laval AB	976	$ 17,818
Alstom SA (A) (B)	1,929	59,043
Amada Holdings Co., Ltd.	3,000	28,628
Andritz AG	400	19,467
Atlas Copco AB, A Shares	2,427	59,522
Atlas Copco AB, B Shares	1,598	36,739
Caterpillar, Inc. (B)	2,300	156,308
CNH Industrial NV (B)	3,146	21,547
Cummins, Inc.	1,300	114,413
Deere & Co. (B)	1,600	122,032
Dover Corp. (B)	1,300	79,703
FANUC Corp.	900	155,061
GEA Group AG	1,022	41,290
Hino Motors, Ltd.	2,000	23,115
Hitachi Construction Machinery Co., Ltd. (B)	200	3,110
IHI Corp.	5,000	13,802
Illinois Tool Works, Inc., Class A	1,800	166,824
Ingersoll-Rand PLC	2,700	149,283
JTEKT Corp.	1,200	19,642
Kawasaki Heavy Industries, Ltd.	7,000	25,899
Komatsu, Ltd.	4,000	65,450
Kone OYJ, Class B	1,488	63,004
Kubota Corp.	5,000	77,243
Kurita Water Industries, Ltd.	500	10,471
Makita Corp.	300	17,288
MAN SE	621	62,405
Metso OYJ (B)	455	10,192
Mitsubishi Heavy Industries, Ltd.	11,000	48,098
Nabtesco Corp.	600	12,189
NGK Insulators, Ltd.	1,400	31,556
NSK, Ltd.	2,000	21,732
PACCAR, Inc.	2,800	132,720
Parker-Hannifin Corp. (B)	1,400	135,772
Pentair PLC (B)	263	13,026
Sandvik AB	3,623	31,582
Schindler Holding AG	200	33,728
Sembcorp Marine, Ltd. (B)	9,000	11,108
SKF AB, Class B	2,461	39,748
SMC Corp.	200	51,947
Stanley Black & Decker, Inc. (B)	1,700	181,441
Sumitomo Heavy Industries, Ltd. (B)	4,000	17,931
THK Co., Ltd.	1,000	18,534
Volvo AB, Class B	7,096	65,798
Wartsila OYJ Abp	587	26,801
Weir Group PLC	2,900	42,752
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	10,861

		2,546,623

Marine - 0.0% (G)
A.P. Moller - Maersk A/S, Class A	5	6,438
A.P. Moller - Maersk A/S, Class B	30	39,129
Keuhne & Nagel International AG	443	60,691
Mitsui O.S.K. Lines, Ltd.	7,000	17,656
Nippon Yusen KK	11,000	26,661

		150,575

Media - 1.2%
Altice NV, Class A (A)	1,200	17,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Altice NV, Class B (A)	400	$ 5,825
Axel Springer SE	700	38,927
CBS Corp., Class B	1,500	70,695
Charter Communications, Inc., Class A (A) (B)	253	46,324
Comcast Corp., Class A	10,400	586,872
Dentsu, Inc. (B)	1,300	71,126
Discovery Communications, Inc., Class C (A)	2,000	50,440
Discovery Communications, Inc., Series A (A) (B)	2,000	53,360
DISH Network Corp., Class A (A)	3,200	182,976
Eutelsat Communications SA	1,278	38,333
ITV PLC	17,100	69,728
JCDecaux SA (B)	1,315	50,446
Kabel Deutschland Holding AG	800	98,851
Lagardere SCA	1,800	53,814
Liberty Global PLC, Class A (A)	2,200	93,192
Liberty Global PLC, Series C (A)	2,200	89,694
Liberty Media Corp., Class A (A)	600	23,550
Liberty Media Corp., Class C (A)	1,200	45,696
News Corp., Class A	1,524	20,361
Numericable-SFR SAS	600	21,844
Omnicom Group, Inc. (B)	2,300	174,018
Pearson PLC	2,730	29,621
Publicis Groupe SA	701	46,760
RELX NV	5,546	93,661
RELX PLC	6,093	107,518
Schibsted ASA, B Shares (A)	600	19,122
Scripps Networks Interactive, Inc., Class A (B)	900	49,689
SES SA	872	24,236
Shaw Communications, Inc., Class B (B)	2,200	37,841
Singapore Press Holdings, Ltd. (B)	7,000	19,451
Sirius XM Holdings, Inc. (A) (B)	37,874	154,147
Sky PLC	4,495	73,687
Telenet Group Holding NV (A)	200	10,818
Thomson Reuters Corp., Class B	1,600	60,603
Time Warner Cable, Inc.	1,300	241,267
Time Warner, Inc.	3,500	226,345
Toho Co., Ltd.	1,100	30,439
Twenty-First Century Fox, Inc., Class A	6,100	165,676
Twenty-First Century Fox, Inc., Class B	5,900	160,657
Viacom, Inc., Class B	3,700	152,292
Vivendi SA	5,666	122,288
Walt Disney Co.	7,200	756,576
Wolters Kluwer NV	700	23,556
WPP PLC, Class A	5,810	133,873

		4,643,474

Metals & Mining - 0.4%
Agnico Eagle Mines, Ltd.	600	15,771
Alcoa, Inc. (B)	12,400	122,388
Anglo American PLC	4,851	21,415
Antofagasta PLC, Class A (B)	5,815	40,231
ArcelorMittal (B)	4,057	17,182
Barrick Gold Corp.	4,200	31,082
BHP Billiton PLC	7,679	86,035
BHP Billiton, Ltd.	13,601	177,011
Boliden AB	1,192	19,971
Eldorado Gold Corp., Class A	5,200	15,408

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
First Quantum Minerals, Ltd.	3,948	$ 14,780
Fortescue Metals Group, Ltd. (B)	11,892	16,205
Franco-Nevada Corp. (B)	1,100	50,322
Freeport-McMoRan, Inc. (B)	3,400	23,018
Fresnillo PLC	4,101	42,804
Glencore PLC (A)	40,302	53,757
Goldcorp, Inc.	2,900	33,512
Hitachi Metals, Ltd.	1,400	17,273
Iluka Resources, Ltd.	5,315	23,742
JFE Holdings, Inc.	2,100	32,975
Kinross Gold Corp. (A)	6,433	11,669
Kobe Steel, Ltd.	9,000	9,779
Mitsubishi Materials Corp.	4,000	12,599
Newcrest Mining, Ltd. (A)	3,252	30,735
Newmont Mining Corp.	2,100	37,779
Nippon Steel & Sumitomo Metal Corp.	3,100	61,325
Norsk Hydro ASA	5,754	21,388
Nucor Corp.	1,000	40,300
Randgold Resources, Ltd.	700	42,753
Rio Tinto PLC	4,842	141,298
Rio Tinto, Ltd.	1,626	52,975
Silver Wheaton Corp.	1,500	18,646
South32, Ltd. (A)	21,280	16,515
Sumitomo Metal Mining Co., Ltd.	2,000	24,278
Teck Resources, Ltd., Class B (B)	2,100	8,104
ThyssenKrupp AG	1,549	30,706
Turquoise Hill Resources, Ltd. (A)	16,445	41,716
voestalpine AG	563	17,221
Yamana Gold, Inc.	3,200	5,943

		1,480,611

Multi-Utilities - 0.4%
AGL Energy, Ltd.	3,330	43,872
Ameren Corp.	1,100	47,553
Canadian Utilities, Ltd., Class A	600	13,850
CenterPoint Energy, Inc.	1,900	34,884
Centrica PLC	21,915	70,462
CMS Energy Corp.	3,100	111,848
Consolidated Edison, Inc. (B)	1,600	102,832
Dominion Resources, Inc.	2,400	162,336
DTE Energy Co.	700	56,133
E.ON SE	8,854	85,016
Engie SA	5,410	95,980
National Grid PLC, Class B	16,593	229,326
PG&E Corp.	3,100	164,889
Public Service Enterprise Group, Inc.	2,800	108,332
RWE AG	1,736	21,886
SCANA Corp. (B)	1,500	90,735
Sempra Energy	1,090	102,471
Suez Environnement Co.	1,600	30,012
Veolia Environnement SA	2,882	68,481
WEC Energy Group, Inc. (B)	1,300	66,703

		1,707,601

Multiline Retail - 0.2%
Canadian Tire Corp., Ltd., Class A	800	68,315
Dollar General Corp.	2,500	179,675
Dollar Tree, Inc. (A)	973	75,135

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (continued)
Don Quijote Holdings Co., Ltd.	800	$ 28,095
Isetan Mitsukoshi Holdings, Ltd.	1,200	15,649
Kohl’s Corp. (B)	800	38,104
Macy’s, Inc.	3,200	111,936
Marks & Spencer Group PLC	13,300	88,702
Next PLC	1,400	150,457
Nordstrom, Inc. (B)	700	34,867
Ryohin Keikaku Co., Ltd.	95	19,239
Target Corp.	2,300	167,003

		977,177

Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp., Class A	1,800	87,444
Apache Corp. (B)	1,400	62,258
ARC Resources, Ltd. (B)	3,200	38,621
BG Group PLC	14,369	208,650
BP PLC	80,568	420,458
Cameco Corp., Class A	2,400	29,608
Canadian Natural Resources, Ltd.	4,700	102,648
Canadian Oil Sands, Ltd.	3,700	22,114
Cenovus Energy, Inc.	2,700	34,148
Chesapeake Energy Corp. (B)	7,000	31,500
Chevron Corp.	8,300	746,668
Columbia Pipeline Group, Inc.	3,000	60,000
Concho Resources, Inc. (A)	401	37,237
ConocoPhillips	5,300	247,457
Continental Resources, Inc., Class B (A) (B)	2,964	68,113
Crescent Point Energy Corp. (B)	4,600	53,590
Devon Energy Corp., Class A	2,000	64,000
Enbridge, Inc.	3,300	109,706
EnCana Corp.	3,100	15,750
Eni SpA, Class B	10,808	160,587
EOG Resources, Inc.	2,200	155,738
EQT Corp.	600	31,278
Exxon Mobil Corp.	19,815	1,544,579
Galp Energia SGPS SA, Class B	1,635	19,048
Husky Energy, Inc.	2,744	28,380
Idemitsu Kosan Co., Ltd.	400	6,387
Imperial Oil, Ltd.	1,300	42,353
INPEX Corp.	3,200	31,196
Inter Pipeline, Ltd. (B)	2,000	32,102
JX Holdings, Inc. (B)	8,000	33,577
Keyera Corp.	600	17,457
Kinder Morgan, Inc.	8,156	121,687
Koninklijke Vopak NV	738	31,816
Lundin Petroleum AB (A) (B)	1,096	15,815
Marathon Oil Corp. (B)	1,600	20,144
Marathon Petroleum Corp.	2,000	103,680
MEG Energy Corp. (A)	1,600	9,274
Murphy Oil Corp. (B)	700	15,715
Neste OYJ	697	20,803
Noble Energy, Inc.	2,600	85,618
Occidental Petroleum Corp.	2,900	196,069
Oil Search, Ltd.	8,200	40,035
OMV AG	597	16,946
ONEOK, Inc. (B)	2,500	61,650
Origin Energy, Ltd.	8,100	27,742

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Pembina Pipeline Corp. (B)	1,000	$ 21,789
Phillips 66	2,500	204,500
Pioneer Natural Resources Co.	1,200	150,456
Range Resources Corp. (B)	600	14,766
Repsol SA, Class A	5,028	55,297
Royal Dutch Shell PLC, Class A	17,281	388,758
Royal Dutch Shell PLC, Class B	11,229	255,425
Santos, Ltd.	9,852	26,419
Showa Shell Sekiyu KK (B)	200	1,632
Southwestern Energy Co. (A) (B)	1,200	8,532
Spectra Energy Corp. (B)	4,600	110,124
Statoil ASA	4,735	66,038
Suncor Energy, Inc.	6,600	170,378
TonenGeneral Sekiyu KK (B)	3,000	25,326
Total SA	9,376	420,464
Tourmaline Oil Corp. (A)	1,724	27,847
TransCanada Corp. (B)	2,600	84,913
Valero Energy Corp.	1,600	113,136
Vermilion Energy, Inc. (B)	500	13,590
Williams Cos., Inc.	3,000	77,100
Woodside Petroleum, Ltd.	3,250	68,017

		7,614,153

Paper & Forest Products - 0.0% (G)
Mondi PLC	2,100	41,298
OJI Holdings Corp. (B)	3,000	12,057
Stora Enso OYJ, Class R	2,963	26,792
UPM-Kymmene OYJ	1,888	35,051

		115,198

Personal Products - 0.3%
Beiersdorf AG	486	44,173
Estee Lauder Cos., Inc., Class A	1,900	167,314
Kao Corp.	2,200	113,055
L’Oreal SA	1,086	183,287
Shiseido Co., Ltd. (B)	1,600	33,198
Unilever NV, CVA	6,902	300,817
Unilever PLC	4,638	200,095

		1,041,939

Pharmaceuticals - 2.5%
Allergan PLC (A)	2,068	646,250
Astellas Pharma, Inc.	9,500	135,240
AstraZeneca PLC	5,530	376,352
Bayer AG	3,529	440,738
Bristol-Myers Squibb Co.	7,300	502,167
Chugai Pharmaceutical Co., Ltd.	700	24,400
Daiichi Sankyo Co., Ltd. (B)	2,400	49,535
Eisai Co., Ltd.	900	59,536
Eli Lilly & Co.	3,800	320,188
GlaxoSmithKline PLC	21,269	430,501
Hisamitsu Pharmaceutical Co., Inc.	300	12,595
Johnson & Johnson	12,294	1,262,840
Kyowa Hakko Kirin Co., Ltd.	3,300	51,924
Merck & Co., Inc.	12,900	681,378
Merck KGaA	642	62,159
Mitsubishi Tanabe Pharma Corp.	2,000	34,457
Mylan NV (A)	1,800	97,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Novartis AG	9,728	$ 836,795
Novo Nordisk A/S, Class B	8,630	499,661
Ono Pharmaceutical Co., Ltd.	400	71,325
Orion OYJ, Class B	552	19,098
Otsuka Holdings Co., Ltd. (B)	1,300	46,188
Perrigo Co. PLC	588	85,084
Pfizer, Inc.	27,000	871,560
Roche Holding AG	3,125	865,964
Sanofi	5,364	458,185
Santen Pharmaceutical Co., Ltd.	2,500	41,158
Shionogi & Co., Ltd.	1,000	45,230
Shire PLC	2,902	200,986
Sumitomo Dainippon Pharma Co., Ltd. (B)	2,000	23,563
Taisho Pharmaceutical Holdings Co., Ltd. (B)	201	14,196
Takeda Pharmaceutical Co., Ltd.	3,300	164,536
Teva Pharmaceutical Industries, Ltd.	3,798	248,417
UCB SA	705	63,767
Valeant Pharmaceuticals International, Inc. (A)	1,400	142,216
Zoetis, Inc., Class A	2,080	99,674

		9,985,189

Professional Services - 0.2%
Adecco SA (A)	1,094	74,876
Bureau Veritas SA	784	15,669
Capita PLC	4,652	82,844
Experian PLC	3,140	55,594
Intertek Group PLC	1,100	45,033
Nielsen Holdings PLC	2,790	130,014
Randstad Holding NV	1,500	93,781
Recruit Holdings Co., Ltd.	900	26,454
SGS SA	28	53,214
Verisk Analytics, Inc., Class A (A)	800	61,504

		638,983

Real Estate Investment Trusts - 1.0%
American Capital Agency Corp.	1,500	26,010
American Tower Corp., Class A	1,400	135,730
Annaly Capital Management, Inc. (B)	7,800	73,164
Ascendas Real Estate Investment Trust (B)	8,000	12,864
AvalonBay Communities, Inc.	700	128,891
Boston Properties, Inc.	1,200	153,048
British Land Co. PLC	8,400	97,333
CapitaLand Commercial Trust, Ltd.	11,000	10,473
CapitaLand Mall Trust (B)	7,000	9,528
Crown Castle International Corp.	1,500	129,675
Dexus Property Group	9,833	53,740
Digital Realty Trust, Inc. (B)	500	37,810
Equinix, Inc.	500	151,200
Equity Residential	2,300	187,657
Essex Property Trust, Inc.	269	64,401
Federal Realty Investment Trust	500	73,050
Fonciere Des Regions	400	35,863
Gecina SA	205	24,974
General Growth Properties, Inc.	6,114	166,362
Goodman Group	14,735	67,324
GPT Group	7,080	24,661
HCP, Inc.	3,100	118,544
Host Hotels & Resorts, Inc. (B)	7,000	107,380

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
ICADE	493	$ 33,164
Japan Real Estate Investment Corp.	6	29,116
Japan Retail Fund Investment Corp., Class A	8	15,391
Kimco Realty Corp.	1,900	50,274
Klepierre	2,069	92,165
Land Securities Group PLC	4,245	73,656
Link REIT	8,000	48,051
Macerich Co., Class A	600	48,414
Mirvac Group	20,200	29,145
Nippon Building Fund, Inc.	4	19,114
Prologis, Inc., Class A	3,000	128,760
Public Storage	1,000	247,700
RioCan Real Estate Investment Trust	800	13,697
Scentre Group	31,774	97,014
Simon Property Group, Inc.	1,100	213,884
SL Green Realty Corp. (B)	700	79,086
Stockland	15,671	46,820
Suntec Real Estate Investment Trust	7,000	7,652
Unibail-Rodamco SE	369	93,997
Ventas, Inc.	2,200	124,146
VEREIT, Inc. (B)	3,301	26,144
Vicinity Centres	12,502	25,509
Vornado Realty Trust, Class A	1,300	129,948
Welltower, Inc.	2,700	183,681
Westfield Corp.	7,948	55,079
Weyerhaeuser Co.	1,800	53,964

		3,855,253

Real Estate Management & Development - 0.3%
Aeon Mall Co., Ltd., Class A	600	10,291
Azrieli Group	400	14,906
Brookfield Asset Management, Inc., Class A	3,800	119,874
CapitaLand, Ltd. (B)	11,000	25,989
Cheung Kong Property Holdings, Ltd.	12,156	79,602
City Developments, Ltd.	2,362	12,744
Daito Trust Construction Co., Ltd.	200	23,102
Daiwa House Industry Co., Ltd.	3,000	86,239
Global Logistic Properties, Ltd., Class L (B)	13,000	19,712
Hang Lung Properties, Ltd.	13,000	29,589
Henderson Land Development Co., Ltd.	5,323	32,625
Hongkong Land Holdings, Ltd.	3,000	21,000
Hulic Co., Ltd. (B)	1,700	14,927
Hysan Development Co., Ltd.	4,389	18,037
Kerry Properties, Ltd.	6,000	16,413
LendLease Group	4,700	48,839
Mitsubishi Estate Co., Ltd.	5,200	108,125
Mitsui Fudosan Co., Ltd.	4,200	105,411
New World Development Co., Ltd.	24,000	23,752
Nomura Real Estate Holdings, Inc.	700	12,987
Sino Land Co., Ltd.	15,200	22,319
Sumitomo Realty & Development Co., Ltd.	1,900	54,231
Sun Hung Kai Properties, Ltd.	7,000	84,677
Swire Pacific, Ltd., Class A	2,500	28,242
Swire Properties, Ltd.	8,000	23,071
Tokyu Fudosan Holdings Corp.	4,000	25,071
UOL Group, Ltd.	4,000	17,604
Vonovia SE	2,080	64,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Wharf Holdings, Ltd.	6,000	$ 33,406
Wheelock & Co., Ltd.	4,000	16,929

		1,193,972

Road & Rail - 0.3%
Aurizon Holdings, Ltd.	13,914	44,409
Canadian National Railway Co.	3,600	201,243
Canadian Pacific Railway, Ltd.	700	89,406
Central Japan Railway Co.	618	109,716
ComfortDelGro Corp., Ltd.	7,000	15,057
CSX Corp.	4,400	114,180
DSV A/S	915	36,018
East Japan Railway Co.	1,400	131,832
Hankyu Hanshin Holdings, Inc.	2,900	18,850
Kansas City Southern (B)	500	37,335
Keikyu Corp. (B)	3,000	24,790
Keio Corp. (B)	2,000	17,271
Keisei Electric Railway Co., Ltd.	1,600	20,413
Kintetsu Group Holdings Co., Ltd.	7,000	28,460
MTR Corp., Ltd.	4,000	19,845
Nippon Express Co., Ltd.	3,000	14,098
Norfolk Southern Corp.	800	67,672
Odakyu Electric Railway Co., Ltd.	2,000	21,534
Tobu Railway Co., Ltd.	4,000	19,730
Tokyu Corp.	3,000	23,707
Union Pacific Corp.	3,400	265,880
West Japan Railway Co.	720	49,769

		1,371,215

Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc., Class A	3,100	171,492
Applied Materials, Inc., Class A	9,700	181,099
ARM Holdings PLC	6,042	92,545
ASM Pacific Technology, Ltd. (B)	1,178	9,264
ASML Holding NV	1,528	137,079
Avago Technologies, Ltd., Class A (B)	1,100	159,665
Broadcom Corp., Class A	3,300	190,806
Infineon Technologies AG	7,649	111,512
Intel Corp.	21,300	733,785
KLA-Tencor Corp.	700	48,545
Marvell Technology Group, Ltd.	2,500	22,050
Maxim Integrated Products, Inc., Class A	1,300	49,400
Micron Technology, Inc. (A) (B)	4,600	65,136
NVIDIA Corp.	4,100	135,136
ROHM Co., Ltd.	900	45,586
Skyworks Solutions, Inc. (B)	1,300	99,879
STMicroelectronics NV, Class B	4,800	32,243
Texas Instruments, Inc.	4,200	230,202
Tokyo Electron, Ltd.	600	36,351
Xilinx, Inc.	1,100	51,667

		2,603,442

Software - 1.2%
Activision Blizzard, Inc. (B)	3,600	139,356
Adobe Systems, Inc. (A)	2,100	197,274
Autodesk, Inc. (A)	900	54,837
CA, Inc.	1,500	42,840
Citrix Systems, Inc. (A)	1,300	98,345
Constellation Software, Inc.	100	41,691

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Dassault Systemes	484	$ 38,802
Electronic Arts, Inc. (A)	1,100	75,592
Gemalto NV	600	36,039
GungHo Online Entertainment, Inc. (B)	10,000	27,166
Intuit, Inc.	2,300	221,950
Konami Holdings Corp. (B)	1,200	28,565
Microsoft Corp.	33,800	1,875,224
Nexon Co., Ltd.	2,400	39,043
NICE-Systems, Ltd.	371	21,406
Nintendo Co., Ltd.	400	55,004
Open Text Corp.	600	28,766
Oracle Corp.	700	32,592
Oracle Corp.	16,800	613,704
Red Hat, Inc. (A)	600	49,686
Sage Group PLC	7,890	70,196
salesforce.com, Inc. (A)	3,600	282,240
SAP SE	3,935	312,254
Symantec Corp.	6,900	144,900
Trend Micro, Inc.	400	16,231
VMware, Inc., Class A (A) (B)	2,623	148,383

		4,692,086

Specialty Retail - 0.7%
ABC-Mart, Inc.	400	21,895
AutoZone, Inc. (A)	300	222,573
Bed Bath & Beyond, Inc. (A) (B)	1,800	86,850
Fast Retailing Co., Ltd.	200	69,962
Gap, Inc., Class A (B)	4,000	98,800
Hennes & Mauritz AB, Class B	3,974	141,356
Home Depot, Inc.	6,500	859,625
Industria de Diseno Textil SA	4,660	160,486
Kingfisher PLC	10,833	52,621
L Brands, Inc.	2,400	229,968
Lowe’s Cos., Inc.	4,500	342,180
Nitori Holdings Co., Ltd.	450	37,792
O’Reilly Automotive, Inc. (A)	400	101,368
Ross Stores, Inc.	4,200	226,002
Sanrio Co., Ltd. (B)	300	7,048
Shimamura Co., Ltd. (B)	300	35,133
Staples, Inc.	2,500	23,675
Tiffany & Co. (B)	500	38,145
TJX Cos., Inc.	2,700	191,457
USS Co., Ltd.	2,700	40,570
Yamada Denki Co., Ltd.	7,200	31,101

		3,018,607

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	25,865	2,722,550
Blackberry, Ltd. (A) (B)	1,700	15,775
Brother Industries, Ltd. (B)	2,200	25,273
Canon, Inc. (B)	4,800	145,200
EMC Corp.	7,400	190,032
FUJIFILM Holdings Corp.	1,700	70,945
Hewlett Packard Enterprise Co.	7,200	109,440
HP, Inc.	7,200	85,248
Konica Minolta, Inc.	1,500	15,023
NEC Corp.	7,000	22,180
NetApp, Inc. (B)	3,400	90,202

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Ricoh Co., Ltd. (B)	2,000	$ 20,593
SanDisk Corp. (B)	1,000	75,990
Seagate Technology PLC (B)	2,800	102,648
Seiko Epson Corp.	1,600	24,639
Western Digital Corp. (B)	900	54,045

		3,769,783

Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	924	89,683
Christian Dior SE	182	31,003
CIE Financiere Richemont SA	1,908	136,561
Coach, Inc., Class A	2,400	78,552
Gildan Activewear, Inc., Class A	1,200	34,117
Hermes International	67	22,699
HUGO BOSS AG, Class A	400	33,004
Kering	240	41,196
Li & Fung, Ltd.	20,000	13,626
lululemon athletica, Inc. (A) (B)	234	12,278
Luxottica Group SpA	871	56,759
LVMH Moet Hennessy Louis Vuitton SE	1,261	198,570
Michael Kors Holdings, Ltd. (A) (B)	830	33,250
NIKE, Inc., Class B	5,200	325,000
Pandora A/S	500	63,042
Ralph Lauren Corp., Class A (B)	700	78,036
Swatch Group AG	1,046	117,632
VF Corp.	2,800	174,300

		1,539,308

Tobacco - 0.5%
Altria Group, Inc.	8,700	506,427
British American Tobacco PLC	8,243	458,246
Imperial Tobacco Group PLC	3,581	189,335
Japan Tobacco, Inc. (B)	4,678	171,747
Philip Morris International, Inc.	7,200	632,952
Reynolds American, Inc., Class A	3,820	176,293
Swedish Match AB	871	30,779

		2,165,779

Trading Companies & Distributors - 0.2%
Ashtead Group PLC	2,800	46,190
Brenntag AG	900	46,897
Bunzl PLC	2,400	66,693
Fastenal Co. (B)	2,700	110,214
Finning International, Inc.	1,900	25,650
ITOCHU Corp.	6,000	70,971
Marubeni Corp.	6,400	32,903
Mitsubishi Corp.	5,900	98,135
Mitsui & Co., Ltd.	7,400	87,927
Noble Group, Ltd. (B)	31,000	8,745
Rexel SA	1,700	22,687
Sumitomo Corp.	4,100	41,801
Toyota Tsusho Corp. (B)	1,900	44,446
Wolseley PLC	1,230	66,928
WW Grainger, Inc. (B)	600	121,554

		891,741

Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	37,850
Aeroports de Paris, Class A	224	26,096

	Shares	Value
COMMON STOCKS (continued)
Transportation Infrastructure (continued)
Atlantia SpA	2,254	$ 59,637
Auckland International Airport, Ltd.	4,656	18,311
Hutchison Port Holdings Trust (B)	36,000	19,080
Kamigumi Co., Ltd.	2,000	17,220
Sydney Airport	2,536	11,735
Transurban Group	11,542	88,059

		277,988

Water Utilities - 0.1%
American Water Works Co., Inc.	1,100	65,725
Severn Trent PLC	1,500	48,140
United Utilities Group PLC	8,508	117,335

		231,200

Wireless Telecommunication Services - 0.3%
KDDI Corp.	7,600	197,373
Millicom International Cellular SA, Class B, SDR	429	24,616
NTT DOCOMO, Inc.	6,500	133,325
Rogers Communications, Inc., Class B	1,700	58,628
SBA Communications Corp., Class A (A)	700	73,549
SoftBank Group Corp.	4,100	206,929
Sprint Corp. (A) (B)	4,100	14,842
StarHub, Ltd. (B)	5,000	13,048
T-Mobile US, Inc. (A) (B)	1,900	74,328
Tele2 AB, Class B	1,910	19,048
Vodafone Group PLC	113,942	371,221

		1,186,907

Total Common Stocks (Cost $111,536,358)		143,238,146

PREFERRED STOCKS - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE
4.59% (I)	698	37,564
Volkswagen AG
4.23% (I)	699	100,921

		138,485

Household Products - 0.0% (G)
Henkel AG & Co. KGaA
1.38% (I)	744	83,032

Total Preferred Stocks (Cost $215,457)		221,517

EXCHANGE-TRADED FUND - 0.0% (G)
International Equity Fund - 0.0% (G)
iShares MSCI EAFE ETF (B)	1,522	89,417

Total Exchange-Traded Fund (Cost $102,750)		89,417

RIGHTS - 0.0% (G)
Capital Markets - 0.0% (G)
UBI Banca SPA (A) (C) (D) Exercise Price EUR 7.29 Expiration Date 01/12/2016	8,200	0	(F)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
RIGHTS (continued)
Real Estate Investment Trusts - 0.0% (G)
Ascendas Real Estate Investment Trust (A) Exercise Price SGD 2.22 Expiration Date 01/13/2016	300	$ 13

Total Rights (Cost $—)		13

	Principal	Value
CORPORATE DEBT SECURITIES - 11.2%
Aerospace & Defense - 0.3%
Boeing Co.
6.00%, 03/15/2019	$ 577,000	647,350
Lockheed Martin Corp.
4.07%, 12/15/2042	185,000	171,203
Raytheon Co.
2.50%, 12/15/2022 (B)	170,000	166,507
United Technologies Corp.
4.50%, 06/01/2042	220,000	221,548

		1,206,608

Air Freight & Logistics - 0.0% (G)
United Parcel Service, Inc.
2.45%, 10/01/2022	170,000	168,159

Automobiles - 0.6%
Ford Motor Co.
4.75%, 01/15/2043 (B)	1,960,000	1,847,557
Ford Motor Credit Co. LLC
3.00%, 06/12/2017	460,000	464,472

		2,312,029

Banks - 2.0%
Bank of America Corp.
4.10%, 07/24/2023	355,000	367,057
4.13%, 01/22/2024, MTN	825,000	852,101
5.63%, 07/01/2020, MTN	205,000	227,708
5.65%, 05/01/2018, MTN	90,000	96,778
7.63%, 06/01/2019, MTN	445,000	515,452
Barclays Bank PLC
5.14%, 10/14/2020	110,000	119,372
BB&T Corp.
1.45%, 01/12/2018, MTN	160,000	158,959
BNP Paribas SA
5.00%, 01/15/2021	85,000	94,051
Citigroup, Inc.
3.50%, 05/15/2023	385,000	378,539
3.88%, 10/25/2023	848,000	876,340
5.85%, 08/02/2016	100,000	102,584
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	590,000	603,118
HSBC Bank USA NA
4.88%, 08/24/2020	250,000	272,937
HSBC Finance Corp.
6.68%, 01/15/2021	155,000	177,890
JPMorgan Chase & Co.
3.38%, 05/01/2023	390,000	383,299
4.40%, 07/22/2020	540,000	576,385
4.63%, 05/10/2021	53,000	57,248
KFW
4.50%, 07/16/2018	310,000	333,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mellon Capital IV
4.00%, 02/01/2016 (J) (K)	$ 115,000	$ 88,622
Oesterreichische Kontrollbank AG
5.00%, 04/25/2017	300,000	314,708
PNC Funding Corp.
5.13%, 02/08/2020	517,000	568,549
5.63%, 02/01/2017	95,000	98,765
Royal Bank of Canada
1.50%, 01/16/2018, MTN	155,000	154,162
Wells Fargo & Co.
1.50%, 01/16/2018	255,000	253,914
3.45%, 02/13/2023	175,000	175,412
3.68%, 06/15/2016 (L)	99,000	100,237
5.63%, 12/11/2017	85,000	91,191
Westpac Banking Corp.
4.88%, 11/19/2019	50,000	54,463

		8,093,061

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021 (B)	110,000	119,334
5.38%, 01/15/2020	50,000	55,328
Coca-Cola Co.
3.30%, 09/01/2021	140,000	146,419
PepsiCo, Inc.
3.00%, 08/25/2021	180,000	185,494

		506,575

Biotechnology - 0.2%
AbbVie, Inc.
4.40%, 11/06/2042	220,000	205,463
Amgen, Inc.
5.70%, 02/01/2019	85,000	93,711
5.75%, 03/15/2040	140,000	151,453
Celgene Corp.
3.88%, 08/15/2025	490,000	488,016

		938,643

Capital Markets - 0.9%
BlackRock, Inc.
5.00%, 12/10/2019	140,000	154,798
Credit Suisse USA, Inc.
5.85%, 08/16/2016	95,000	97,664
Deutsche Bank AG
6.00%, 09/01/2017	90,000	95,326
Goldman Sachs Group, Inc.
3.63%, 01/22/2023	370,000	374,201
4.00%, 03/03/2024	842,000	864,212
5.35%, 01/15/2016	95,000	95,099
6.00%, 06/15/2020, MTN	50,000	56,506
6.13%, 02/15/2033	95,000	111,286
7.50%, 02/15/2019, MTN	435,000	497,754
Morgan Stanley
2.13%, 04/25/2018	370,000	370,494
4.88%, 11/01/2022	345,000	366,132
5.50%, 07/24/2020, MTN	200,000	222,523
6.63%, 04/01/2018, MTN	420,000	460,543

		3,766,538

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.3%
Dow Chemical Co.
4.25%, 11/15/2020	$ 50,000	$ 52,338
8.55%, 05/15/2019	80,000	94,292
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	375,000	356,334
4.25%, 04/01/2021 (B)	200,000	211,914
Ecolab, Inc.
5.50%, 12/08/2041	130,000	141,441
Lubrizol Corp.
8.88%, 02/01/2019	15,000	17,916
Praxair, Inc.
3.55%, 11/07/2042	160,000	142,434

		1,016,669

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2
4.30%, 06/01/2021	145,000	153,075
Republic Services, Inc.
3.80%, 05/15/2018	115,000	119,123

		272,198

Communications Equipment - 0.1%
Cisco Systems, Inc.
5.90%, 02/15/2039	160,000	195,164
Motorola Solutions, Inc.
7.50%, 05/15/2025	15,000	16,403

		211,567

Construction Materials - 0.0% (G)
CRH America, Inc.
8.13%, 07/15/2018	165,000	187,705

Consumer Finance - 0.1%
American Express Co.
5.50%, 09/12/2016	90,000	92,633
8.13%, 05/20/2019	75,000	88,432
Capital One Financial Corp.
3.50%, 06/15/2023	93,000	92,432
4.75%, 07/15/2021	80,000	86,652

		360,149

Diversified Financial Services - 0.2%
Bear Stearns Cos. LLC
5.55%, 01/22/2017	90,000	93,529
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 (B)	200,000	213,284
GE Capital International Funding Co.
0.96%, 04/15/2016 (H)	224,000	224,101
General Electric Capital Corp.
2.95%, 05/09/2016	120,000	120,790
5.63%, 05/01/2018, MTN	140,000	152,684
National Rural Utilities Cooperative Finance Corp.
3.05%, 02/15/2022	155,000	156,505

		960,893

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
4.45%, 05/15/2021	361,000	384,232
5.35%, 09/01/2040	95,000	93,833
5.80%, 02/15/2019	135,000	148,939

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV
4.88%, 03/06/2042 (H)	$ 470,000	$ 478,963
6.00%, 07/08/2019	75,000	83,945
Telefonica Emisiones SAU
5.13%, 04/27/2020	75,000	81,889
6.42%, 06/20/2016	75,000	76,724
Verizon Communications, Inc.
3.50%, 11/01/2024	665,000	656,820
4.60%, 04/01/2021	220,000	236,464
5.15%, 09/15/2023	260,000	285,825

		2,527,634

Electric Utilities - 0.3%
AEP Texas Central Co.
6.65%, 02/15/2033	85,000	103,606
Commonwealth Edison Co.
5.80%, 03/15/2018	50,000	54,182
Duke Energy Carolinas LLC
4.25%, 12/15/2041	145,000	144,529
Entergy Texas, Inc.
7.13%, 02/01/2019	100,000	113,225
Florida Power & Light Co.
4.13%, 02/01/2042	115,000	114,400
Georgia Power Co.
5.40%, 06/01/2018	50,000	54,062
NiSource Finance Corp.
6.80%, 01/15/2019	170,000	190,713
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	100,000	111,145
Progress Energy, Inc.
4.40%, 01/15/2021	165,000	174,523
TECO Finance, Inc.
5.15%, 03/15/2020	75,000	80,533
Wisconsin Electric Power Co.
2.95%, 09/15/2021	95,000	96,006

		1,236,924

Electronic Equipment, Instruments & Components - 0.0% (G)
Corning, Inc.
4.75%, 03/15/2042	155,000	145,497

Energy Equipment & Services - 0.0% (G)
Noble Holding International, Ltd.
4.90%, 08/01/2020	55,000	41,804

Food & Staples Retailing - 0.3%
Ahold Finance USA LLC
6.88%, 05/01/2029	55,000	67,419
Costco Wholesale Corp.
1.70%, 12/15/2019	165,000	163,608
CVS Health Corp.
4.75%, 05/18/2020	480,000	516,798
Wal-Mart Stores, Inc.
4.25%, 04/15/2021	538,000	592,327

		1,340,152

Food Products - 0.2%
Bunge, Ltd. Finance Corp.
4.10%, 03/15/2016	55,000	55,282
ConAgra Foods, Inc.
1.90%, 01/25/2018	495,000	492,254

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kraft Foods Group, Inc.
5.38%, 02/10/2020	$ 78,000	$ 85,406
Mondelez International, Inc.
4.13%, 02/09/2016	95,000	95,245

		728,187

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc.
4.50%, 03/15/2042	135,000	135,537
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/2025	490,000	476,144

		611,681

Health Care Providers & Services - 0.1%
Anthem, Inc.
7.00%, 02/15/2019	80,000	89,873
Cigna Corp.
4.50%, 03/15/2021	75,000	79,599
Express Scripts Holding Co.
3.90%, 02/15/2022	175,000	179,757
UnitedHealth Group, Inc.
6.00%, 02/15/2018	30,000	32,628

		381,857

Hotels, Restaurants & Leisure - 0.0% (G)
McDonald’s Corp.
5.00%, 02/01/2019, MTN	85,000	91,837
Yum! Brands, Inc.
3.88%, 11/01/2020	60,000	58,933

		150,770

Household Products - 0.1%
Kimberly-Clark Corp.
3.88%, 03/01/2021 (B)	115,000	123,811
Procter & Gamble Co.
4.70%, 02/15/2019	85,000	92,616

		216,427

Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Group, Inc.
5.15%, 12/01/2020	90,000	97,717
Exelon Generation Co. LLC
4.00%, 10/01/2020	145,000	149,438

		247,155

Industrial Conglomerates - 0.1%
General Electric Co.
5.25%, 12/06/2017	365,000	389,705

Insurance - 0.6%
American International Group, Inc.
6.40%, 12/15/2020	70,000	80,754
Aon Corp.
5.00%, 09/30/2020	75,000	81,971
Berkshire Hathaway Finance Corp.
5.40%, 05/15/2018 (B)	205,000	222,510
Guardian Life Insurance Co. of America
7.38%, 09/30/2039 (H)	365,000	465,056
Hartford Financial Services Group, Inc.
5.50%, 03/30/2020	430,000	476,007
6.30%, 03/15/2018	49,000	53,396

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp.
8.75%, 07/01/2019	$ 135,000	$ 162,137
Marsh & McLennan Cos., Inc.
4.80%, 07/15/2021	55,000	59,867
MetLife, Inc.
7.72%, 02/15/2019	145,000	168,463
Prudential Financial, Inc.
3.00%, 05/12/2016, MTN	60,000	60,332
5.38%, 06/21/2020, MTN	90,000	100,059
5.63%, 06/15/2043 (K)	475,000	485,687
XLIT, Ltd.
5.75%, 10/01/2021	80,000	89,148

		2,505,387

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
3.80%, 12/05/2024	558,000	580,465

IT Services - 0.2%
Computer Sciences Corp.
6.50%, 03/15/2018	75,000	80,923
HP Enterprise Services LLC
7.45%, 10/15/2029	75,000	86,985
International Business Machines Corp.
4.00%, 06/20/2042 (B)	92,000	86,056
5.60%, 11/30/2039	5,000	5,825
5.70%, 09/14/2017	100,000	107,258
Xerox Corp.
2.80%, 05/15/2020	359,000	342,341
4.50%, 05/15/2021	80,000	80,743

		790,131

Machinery - 0.2%
Caterpillar, Inc.
3.90%, 05/27/2021	488,000	518,101
7.38%, 03/01/2097	55,000	71,896
Ingersoll-Rand Global Holding Co., Ltd.
6.88%, 08/15/2018	50,000	55,190

		645,187

Media - 0.8%
21st Century Fox America, Inc.
5.65%, 08/15/2020	85,000	95,065
6.55%, 03/15/2033	75,000	85,476
8.00%, 10/17/2016	100,000	105,200
CBS Corp.
3.50%, 01/15/2025 (B)	515,000	490,965
5.75%, 04/15/2020	55,000	61,048
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/2022	225,000	310,644
Comcast Corp.
6.50%, 01/15/2017	85,000	89,472
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	380,000	382,403
4.60%, 02/15/2021	90,000	95,325
NBCUniversal Media LLC
5.15%, 04/30/2020	50,000	55,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
RELX Capital, Inc.
8.63%, 01/15/2019	$ 39,000	$ 45,485
Time Warner Cable, Inc.
4.13%, 02/15/2021	455,000	464,590
5.00%, 02/01/2020	145,000	153,491
5.85%, 05/01/2017	100,000	104,612
Time Warner, Inc.
3.55%, 06/01/2024	500,000	490,622
4.70%, 01/15/2021	115,000	123,770
Viacom, Inc.
3.50%, 04/01/2017	60,000	61,064
6.25%, 04/30/2016	24,000	24,370
Walt Disney Co.
5.50%, 03/15/2019, MTN	85,000	94,369
WPP Finance
4.75%, 11/21/2021	16,000	17,239

		3,351,039

Metals & Mining - 0.1%
Barrick North America Finance LLC
5.70%, 05/30/2041	150,000	100,566
BHP Billiton Finance USA, Ltd.
7.25%, 03/01/2016	90,000	90,834
Newmont Mining Corp.
4.88%, 03/15/2042	150,000	107,184
Rio Tinto Finance USA PLC
4.13%, 08/21/2042 (B)	155,000	121,275
Rio Tinto Finance USA, Ltd.
4.13%, 05/20/2021	80,000	80,113
6.50%, 07/15/2018	45,000	48,752

		548,724

Multi-Utilities - 0.1%
Ameren Illinois Co.
9.75%, 11/15/2018	103,000	124,107
Berkshire Hathaway Energy Co.
6.13%, 04/01/2036	120,000	139,937
Consolidated Edison Co. of New York, Inc.
5.30%, 03/01/2035	90,000	100,318
Dominion Resources, Inc.
7.50%, 06/30/2066 (K)	95,000	78,802

		443,164

Multiline Retail - 0.0% (G)
Macy’s Retail Holdings, Inc.
3.88%, 01/15/2022	150,000	147,704
Nordstrom, Inc.
6.25%, 01/15/2018	30,000	32,563

		180,267

Oil, Gas & Consumable Fuels - 0.7%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	120,000	123,307
6.38%, 09/15/2017	59,000	61,869
BP Capital Markets PLC
4.50%, 10/01/2020	195,000	208,704
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	120,000	124,934

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	$ 58,000	$ 59,906
ConocoPhillips Holding Co.
6.95%, 04/15/2029	75,000	85,904
Devon Energy Corp.
4.75%, 05/15/2042	140,000	99,392
Encana Corp.
3.90%, 11/15/2021 (B)	180,000	148,576
Energy Transfer Partners, LP
6.13%, 02/15/2017	100,000	102,145
6.70%, 07/01/2018	90,000	94,639
Enterprise Products Operating LLC
3.20%, 02/01/2016	60,000	60,019
5.20%, 09/01/2020	50,000	52,440
Hess Corp.
6.00%, 01/15/2040	50,000	44,326
8.13%, 02/15/2019	295,000	334,346
Husky Energy, Inc.
7.25%, 12/15/2019	50,000	55,225
Kinder Morgan Energy Partners, LP
5.30%, 09/15/2020	125,000	123,752
5.95%, 02/15/2018	50,000	51,265
Marathon Petroleum Corp.
3.50%, 03/01/2016	19,000	19,054
5.13%, 03/01/2021	33,000	34,636
Noble Energy, Inc.
8.25%, 03/01/2019	75,000	83,880
Occidental Petroleum Corp.
2.70%, 02/15/2023	150,000	141,171
ONEOK Partners, LP
3.25%, 02/01/2016	60,000	60,104
Petro-Canada
6.05%, 05/15/2018	90,000	96,474
Plains All American Pipeline, LP / PAA Finance Corp.
8.75%, 05/01/2019	70,000	76,793
Shell International Finance BV
4.38%, 03/25/2020	55,000	59,072
Total Capital International SA
2.70%, 01/25/2023	165,000	158,177
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130,000	132,599
6.50%, 08/15/2018	50,000	54,550
Valero Energy Corp.
6.13%, 02/01/2020	90,000	99,251
Williams Partners, LP
5.25%, 03/15/2020	90,000	83,587

		2,930,097

Pharmaceuticals - 0.4%
Actavis Funding SCS
3.80%, 03/15/2025	575,000	572,064
AstraZeneca PLC
6.45%, 09/15/2037	100,000	126,460
GlaxoSmithKline Capital PLC
2.85%, 05/08/2022	220,000	221,709
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/2018	50,000	54,494

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Johnson & Johnson
3.55%, 05/15/2021	$ 200,000	$ 213,214
Merck & Co., Inc.
3.60%, 09/15/2042	80,000	72,863
Pfizer, Inc.
6.20%, 03/15/2019	100,000	112,500
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/2036	6,000	6,560
Wyeth LLC
5.50%, 02/15/2016	90,000	90,468

		1,470,332

Real Estate Investment Trusts - 0.1%
American Tower Corp.
5.05%, 09/01/2020	90,000	97,161
HCP, Inc.
6.00%, 01/30/2017	90,000	93,753
6.70%, 01/30/2018, MTN	25,000	27,184
Welltower, Inc.
4.95%, 01/15/2021	175,000	187,629

		405,727

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC
4.40%, 03/15/2042	175,000	166,406
Ryder System, Inc.
3.50%, 06/01/2017, MTN	60,000	61,298
Union Pacific Corp.
4.75%, 09/15/2041	140,000	149,640

		377,344

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc.
5.85%, 06/15/2041	200,000	215,793

Software - 0.2%
Microsoft Corp.
4.00%, 02/08/2021 (B)	200,000	217,673
Oracle Corp.
2.38%, 01/15/2019	365,000	370,636
5.25%, 01/15/2016	85,000	85,124

		673,433

Specialty Retail - 0.1%
Home Depot, Inc.
5.40%, 03/01/2016	85,000	85,598
Lowe’s Cos., Inc.
3.80%, 11/15/2021	140,000	149,632

		235,230

Technology Hardware, Storage & Peripherals - 0.0% (G)
HP, Inc.
4.30%, 06/01/2021	80,000	79,222

Tobacco - 0.4%
Altria Group, Inc.
2.85%, 08/09/2022	505,000	492,315
9.25%, 08/06/2019	118,000	144,429
Philip Morris International, Inc.
5.65%, 05/16/2018	50,000	54,551
6.38%, 05/16/2038	105,000	132,436

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Reynolds American, Inc.
5.85%, 08/15/2045	$ 440,000	$ 489,166
6.75%, 06/15/2017	100,000	106,751

		1,419,648

Wireless Telecommunication Services - 0.1%
Vodafone Group PLC
4.38%, 03/16/2021	230,000	243,327

Total Corporate Debt Securities (Cost $44,929,303)		45,113,104

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
European Investment Bank
2.88%, 09/15/2020	220,000	228,795
4.88%, 02/15/2036	285,000	354,661
5.13%, 05/30/2017	85,000	89,696
Inter-American Development Bank
3.88%, 02/14/2020, MTN	635,000	688,353
International Bank for Reconstruction & Development
4.75%, 02/15/2035, MTN	245,000	299,136
Israel Government International Bond
5.13%, 03/26/2019	310,000	341,642
Mexico Government International Bond
4.00%, 10/02/2023	850,000	861,050

Total Foreign Government Obligations (Cost $2,787,749)		2,863,333

MORTGAGE-BACKED SECURITIES - 0.3%
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (K)	135,261	135,428
Series 2006-CB17, Class A4
5.43%, 12/12/2043	176,286	179,241
Series 2007-C1, Class A4
5.72%, 02/15/2051	127,885	133,569
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.82%, 06/15/2038 (K)	412,818	416,437
Series 2006-C6, Class A4
5.37%, 09/15/2039	330,314	335,099

Total Mortgage-Backed Securities (Cost $1,290,514)		1,199,774

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (G)
California - 0.0% (G)
State of California, General Obligation Unlimited
7.60%, 11/01/2040	115,000	170,936

Total Municipal Government Obligation (Cost $118,917)		170,936

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.2%
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022	745,000	755,350
4.00%, 11/01/2025 - 04/01/2042	582,901	616,898
4.00%, 11/01/2045 (M)	368,978	390,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
4.00%, TBA (M)	$ 2,065,000	$ 2,181,438
4.50%, 05/01/2023	40,213	43,060
5.00%, 12/01/2038 - 04/01/2040	1,046,586	1,145,927
5.50%, 04/01/2038 - 10/01/2038	432,963	481,710
6.00%, 11/01/2037	37,717	42,541
6.75%, 03/15/2031	245,000	351,222
Federal National Mortgage Association
1.25%, 01/30/2017	740,000	742,775
2.50%, TBA (M)	3,012,000	3,035,810
2.63%, 09/06/2024	1,070,000	1,081,298
3.00%, 05/01/2027 - 08/01/2045	6,102,545	6,123,898
3.00%, TBA (M)	1,863,000	1,919,156
3.50%, 09/01/2020 - 12/01/2045	10,860,450	11,233,352
4.00%, 03/01/2024 - 09/01/2045	4,357,078	4,652,562
4.50%, TBA (M)	2,230,000	2,408,121
5.00%, 03/01/2023 - 08/01/2040	848,580	935,842
5.38%, 06/12/2017	4,680,000	4,970,520
5.50%, 12/01/2023 - 12/01/2039	756,075	838,332
6.00%, 03/01/2038 - 02/01/2040	496,877	561,783
6.63%, 11/15/2030	414,000	586,280
7.25%, 05/15/2030	445,000	657,814
Government National Mortgage Association
3.00%, 11/20/2045 - 12/20/2045	3,075,002	3,120,883
3.50%, 02/15/2042	759,254	790,804
3.50%, TBA (M)	2,020,000	2,100,800
4.00%, 12/15/2040 - 11/20/2041	880,698	940,520
4.50%, 06/15/2039 - 07/20/2045	2,991,484	3,232,682
5.00%, 08/15/2039 - 09/20/2041	682,202	753,440
5.50%, 12/20/2038 - 04/15/2040	328,849	366,500
6.00%, 06/15/2037	69,793	78,871

Total U.S. Government Agency Obligations (Cost $56,991,977)		57,140,282

U.S. GOVERNMENT OBLIGATIONS - 23.9%
U.S. Treasury Bond
2.88%, 08/15/2045	850,000	825,529
3.13%, 11/15/2041	680,000	702,525
3.63%, 08/15/2043	2,887,000	3,251,371
3.75%, 08/15/2041	945,000	1,085,532
4.38%, 05/15/2040	5,080,400	6,392,571
5.38%, 02/15/2031	1,949,500	2,643,629
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2019 - 07/15/2022	8,417,246	8,232,978
0.63%, 07/15/2021	1,226,224	1,234,270
1.13%, 01/15/2021	2,334,347	2,406,598
1.25%, 07/15/2020	3,779,985	3,930,840
1.38%, 01/15/2020	3,045,512	3,165,825
1.88%, 07/15/2019	1,064,908	1,129,191
2.13%, 01/15/2019	18,832	19,928
U.S. Treasury Note
0.88%, 11/30/2016	3,352,000	3,353,964
1.38%, 07/31/2018 - 08/31/2020	5,825,000	5,781,912
1.50%, 08/31/2018 - 05/31/2020	13,725,000	13,766,812
1.63%, 11/15/2022	1,580,000	1,534,883
2.00%, 08/15/2025	2,020,000	1,969,579
2.13%, 05/15/2025	1,725,000	1,702,494

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note (continued)
2.25%, 11/15/2024	$ 1,295,000	$ 1,294,342
2.38%, 08/15/2024	2,065,000	2,086,538
2.63%, 11/15/2020	2,864,000	2,975,650
2.75%, 02/15/2019 - 02/15/2024	21,363,000	22,257,995
3.50%, 05/15/2020	3,056,500	3,285,976
3.63%, 02/15/2021	1,200,000	1,304,390

Total U.S. Government Obligations (Cost $94,733,842)		96,335,322

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 4.8%
Federal Home Loan Bank Discount Notes
0.14%, 01/29/2016 (I)	19,500,000	19,497,972

Total Short-Term U.S. Government Agency Obligation (Cost $19,497,877)		19,497,972

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio,
0.31% (I)	14,867,967	14,867,967

Total Securities Lending Collateral (Cost $14,867,967)		14,867,967

	Principal	Value
REPURCHASE AGREEMENT - 11.1%
State Street Bank & Trust Co. 0.03% (I), dated 12/31/2015, to be repurchased at $44,808,400 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.50%, due 12/31/2018, and with a value of $45,705,756.	$ 44,808,251	44,808,251

Total Repurchase Agreement (Cost $44,808,251)		44,808,251

Total Investments (Cost $391,880,962) (N)		425,546,034
Net Other Assets (Liabilities) - (5.5)%		(22,060,053)

Net Assets - 100.0%		$ 403,485,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS: (O)

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (Q)		Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 25	5.00%	12/20/2020	USD	1,140,000	$15,447	$(1,628)	$17,075
North American High Yield Index - Series 25	5.00	12/20/2020	USD	1,140,000	15,447	28,889	(13,442)
North American High Yield Index - Series 25	5.00	12/20/2020	USD	3,300,000	44,195	66,297	(22,102)
North American High Yield Index - Series 25	5.00	12/20/2020	USD	1,141,000	15,460	(2,712)	18,172
North American High Yield Index - Series 25	5.00	12/20/2020	USD	1,140,000	15,447	(4,663)	20,110

Total					$105,996	$86,183	$19,813

FUTURES CONTRACTS: (S)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	374	03/31/2016	$—	$(121,228)
10-Year U.S. Treasury Note	Long	104	03/21/2016	—	(73,386)
EURO STOXX 50® Index	Long	122	03/18/2016	147,391	—
FTSE 100 Index	Short	(63)	03/18/2016	—	(257,354)
Hang Seng Index	Short	(14)	01/28/2016	29,861	—
MSCI EAFE Mini Index	Long	4	03/18/2016	463	—
S&P 500® E-Mini	Short	(6)	03/18/2016	—	(7,481)
S&P/ASX 200 Index	Short	(43)	03/17/2016	—	(267,994)
S&P/TSX 60 Index	Short	(39)	03/17/2016	—	(46,145)
TOPIX Index	Long	42	03/10/2016	—	(142,470)

Total				$177,715	$(916,058)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	03/18/2016	USD	8,322,397	JPY	1,007,825,684	$—	$(79,350)
BNP	03/18/2016	EUR	7,711,634	USD	8,451,295	—	(53,637)
BNP	03/18/2016	NOK	2,661,685	USD	303,304	—	(2,828)
BNP	03/18/2016	USD	4,945,571	CAD	6,674,828	120,662	—
BNP	03/18/2016	USD	5,636,705	EUR	5,173,770	4,268	(1,589)
BOA	03/18/2016	USD	307,007	NOK	2,661,685	6,531	—
CSFB	03/18/2016	USD	4,523,578	EUR	4,147,695	6,905	—
DUB	03/18/2016	USD	4,162,886	EUR	3,857,278	—	(37,534)
DUB	03/18/2016	USD	1,446,009	GBP	959,337	31,564	—
MSC	03/18/2016	EUR	5,725,000	USD	6,143,309	90,985	—
RBS	03/18/2016	JPY	721,528,980	USD	5,883,079	131,954	—
SCB	03/18/2016	JPY	191,522,000	USD	1,559,370	37,255	—
SSB	03/18/2016	USD	3,733,957	AUD	5,162,761	—	(13,473)
SSB	03/18/2016	USD	2,032,891	EUR	1,860,000	7,426	—
UBS	03/18/2016	USD	2,241,874	CHF	2,292,324	—	(54,584)
UBS	03/18/2016	USD	5,064,249	GBP	3,349,835	125,259	—

Total						$562,809	$(242,995)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY COUNTRY:

Country (unaudited)	Percentage of Total Investments		Value
United States	69.7%		$296,499,348
Japan	3.0		12,754,050
United Kingdom	2.6		11,297,948
Switzerland	1.4		5,803,956
France	1.3		5,526,930
Germany	1.3		5,408,371
Canada	1.2		5,177,231
Australia	1.0		4,067,474
Netherlands	0.7		2,988,015
Spain	0.4		1,842,432
Ireland	0.4		1,681,046
Supranational	0.4		1,660,641
Hong Kong	0.4		1,645,625
Sweden	0.4		1,586,809
Italy	0.3		1,221,304
Denmark	0.2		1,017,974
Mexico	0.2		903,854
Singapore	0.2		826,309
Belgium	0.2		778,743
Israel	0.2		700,998
Luxembourg	0.2		659,625
Finland	0.1		489,771
Austria	0.1		413,285
Norway	0.1		304,119
Cayman Islands	0.0	(G)	130,952
Bermuda	0.0	(G)	125,844
New Zealand	0.0	(G)	85,889
Portugal	0.0	(G)	78,776
Macau	0.0	(G)	57,354
Jersey, Channel Islands	0.0	(G)	42,753
South Africa	0.0	(G)	41,298
Chile	0.0	(G)	40,231
China	0.0	(G)	10,861

Investments, at Value	86.0		365,869,816
Short-Term Investments	14.0		59,676,218

Total Investments	100.0%		$425,546,034

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)		Value at December 31, 2015
ASSETS
Investments
Common Stocks	$88,911,252	$54,326,894	$0(F	)	$143,238,146
Preferred Stocks	—	221,517	—		221,517
Exchange-Traded Fund	89,417	—	—		89,417
Rights	—	13	0(F	)	13
Corporate Debt Securities	—	45,113,104	—		45,113,104
Foreign Government Obligations	—	2,863,333	—		2,863,333
Mortgage-Backed Securities	—	1,199,774	—		1,199,774
Municipal Government Obligation	—	170,936	—		170,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION (continued):

Valuation Inputs (continued) (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)		Value at December 31, 2015
U.S. Government Agency Obligations	$—	$57,140,282	$—		$57,140,282
U.S. Government Obligations	—	96,335,322	—		96,335,322
Short-Term U.S. Government Agency Obligation	—	19,497,972	—		19,497,972
Securities Lending Collateral	14,867,967	—	—		14,867,967
Repurchase Agreement	—	44,808,251	—		44,808,251

Total Investments	$103,868,636	$321,677,398	$0(F	)	$425,546,034

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$105,996	$—		$105,996
Futures Contracts (V)	177,715	—	—		177,715
Forward Foreign Currency Contracts (V)	—	562,809	—		562,809

Total Other Financial Instruments	$177,715	$668,805	$—		$846,520

LIABILITIES
Other Financial Instruments
Futures Contracts (V)	$(916,058)	$—	$—		$(916,058)
Forward Foreign Currency Contracts (V)	—	(242,995)	—		(242,995)

Total Other Financial Instruments	$(916,058)	$(242,995)	$—		$(1,159,053)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $14,423,786. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $22,155, representing less than 0.1% of the Portfolio’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Illiquid security. Total aggregate value of illiquid securities is $0, representing less than 0.1% of the Portfolio’s net assets.
(F)	Rounds to less than $1.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $1,181,498, representing 0.3% of the Portfolio’s net assets.
(I)	Rate disclosed reflects the yield at December 31, 2015.
(J)	Perpetual maturity. The date displayed is the next call date.
(K)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(L)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2015; the maturity date disclosed is the ultimate maturity date.
(M)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(N)	Aggregate cost for federal income tax purposes is $392,570,572. Aggregate gross unrealized appreciation and depreciation for all securities is $44,792,480 and $11,817,018, respectively. Net unrealized appreciation for tax purposes is $32,975,462.
(O)	Cash in the amount of $467,457 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	Cash in the amount of $1,967,747 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Level 3 securities were not considered significant to the Portfolio.
(V)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SGD	Singapore Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
MSC	Morgan Stanley
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
MTN	Medium Term Note
SDR	Swedish Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $347,072,711) (including securities loaned of $14,423,786)	$380,737,783
Repurchase agreement, at value (cost $44,808,251)	44,808,251
Cash	1,687
Cash on deposit with broker	2,435,204
Foreign currency, at value (cost $343,805)	328,619
Unrealized appreciation on forward foreign currency contracts	562,809
Receivables:
Shares sold	27,262
Investments sold	933
When-issued, delayed-delivery, and forward commitment securities sold	385,053
Interest	1,370,442
Dividends	178,307
Tax reclaims	70,855
Net income from securities lending	7,215
Variation margin receivable	239,409

Total assets	431,153,829

Liabilities:
Payables and other liabilities:
Shares redeemed	40,109
When-issued, delayed-delivery, and forward commitment securities purchased	12,052,255
Investment advisory fees	251,086
Distribution and service fees	78,760
Administration fees	10,306
Transfer agent fees	1,021
Trustees, CCO and deferred compensation fees	728
Audit and tax fees	13,246
Custody fees	48,433
Legal fees	5,334
Printing and shareholder reports fees	54,340
Other	1,268
Collateral for securities on loan	14,867,967
Unrealized depreciation on forward foreign currency contracts	242,995

Total liabilities	27,667,848

Net assets	$403,485,981

Net assets consist of:
Capital stock ($0.01 par value)	$431,590
Additional paid-in capital	386,215,712
Undistributed (distributions in excess of) net investment income (loss)	4,863,806
Accumulated net realized gain (loss)	(21,279,981)
Net unrealized appreciation (depreciation) on:
Investments	33,665,072
Swap agreements	19,813
Futures contracts	(738,343)
Translation of assets and liabilities denominated in foreign currencies	308,312

Net assets	$403,485,981

Net assets by class:
Initial Class	$33,067,741
Service Class	370,418,240

Shares outstanding:
Initial Class	3,515,423
Service Class	39,643,610

Net asset value and offering price per share:
Initial Class	$9.41
Service Class	9.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$3,760,229
Interest income	4,144,872
Net income from securities lending	139,192
Withholding taxes on foreign income	(169,584)

Total investment income	7,874,709

Expenses:
Investment advisory fees	2,991,830
Distribution and service fees:
Service Class	931,474
Administration fees	110,906
Transfer agent fees	5,716
Trustees, CCO and deferred compensation fees	10,678
Audit and tax fees	13,189
Custody fees	247,326
Legal fees	27,002
Printing and shareholder reports fees	48,928
Other	14,572

Total expenses	4,401,621

Net investment income (loss)	3,473,088

Net realized gain (loss) on:
Investments	962,047
Written options and swaptions	426,878
Swap agreements	(233,715)
Futures contracts	1,163,025
Foreign currency transactions	1,542,021

Net realized gain (loss)	3,860,256

Net change in unrealized appreciation (depreciation) on:
Investments	(8,566,102)
Swap agreements	209,835
Futures contracts	(792,430)
Translation of assets and liabilities denominated in foreign currencies	16,394

Net change in unrealized appreciation (depreciation)	(9,132,303)

Net realized and change in unrealized gain (loss)	(5,272,047)

Net increase (decrease) in net assets resulting from operations	$(1,798,959)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$3,473,088	$3,810,093
Net realized gain (loss)	3,860,256	8,826,732
Net change in unrealized appreciation (depreciation)	(9,132,303)	7,596,466

Net increase (decrease) in net assets resulting from operations	(1,798,959)	20,233,291

Distributions to shareholders:
Net investment income:
Initial Class	(458,693)	(372,603)
Service Class	(3,951,255)	(2,823,511)

Total distributions from net investment income	(4,409,948)	(3,196,114)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,862,015	6,199,708
Service Class	29,962,124	24,453,975

	35,824,139	30,653,683

Dividends and distributions reinvested:
Initial Class	458,693	372,603
Service Class	3,951,255	2,823,511

	4,409,948	3,196,114

Cost of shares redeemed:
Initial Class	(11,989,847)	(5,458,511)
Service Class	(20,539,298)	(21,202,395)

	(32,529,145)	(26,660,906)

Net increase (decrease) in net assets resulting from capital share transactions	7,704,942	7,188,891

Net increase (decrease) in net assets	1,496,035	24,226,068

Net assets:
Beginning of year	401,989,946	377,763,878

End of year	$403,485,981	$401,989,946

Undistributed (distributions in excess of) net investment income (loss)	$4,863,806	$4,152,371

Capital share transactions - shares:
Shares issued:
Initial Class	602,414	664,340
Service Class	3,118,914	2,621,962

	3,721,328	3,286,302

Shares reinvested:
Initial Class	48,694	39,471
Service Class	421,692	301,014

	470,386	340,485

Shares redeemed:
Initial Class	(1,244,589)	(583,093)
Service Class	(2,151,688)	(2,286,216)

	(3,396,277)	(2,869,309)

Net increase (decrease) in shares outstanding:
Initial Class	(593,481)	120,718
Service Class	1,388,918	636,760

	795,437	757,478

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$9.54	$9.13	$8.62	$8.19	$8.11

Investment operations:
Net investment income (loss) (A) (B)	0.10	0.11	0.08	0.08	0.11
Net realized and unrealized gain (loss)	(0.11)	0.40	0.53	0.42	0.04

Total investment operations	(0.01)	0.51	0.61	0.50	0.15

Distributions:
Net investment income	(0.12)	(0.10)	(0.10)	(0.07)	(0.07)

Net asset value, end of year	$9.41	$9.54	$9.13	$8.62	$8.19

Total return (C)	(0.08)%	5.56%	7.18%	6.14%	1.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$33,068	$39,218	$36,414	$37,259	$43,427
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.85%	0.86%	0.86%	0.89%	0.99%
Including waiver and/or reimbursement and recapture	0.85%	0.86%	0.86%	0.89%	1.00%
Net investment income (loss) to average net assets (B)	1.08%	1.21%	0.91%	0.97%	1.27%
Portfolio turnover rate (E)	40%	28%	31%	26%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$9.48	$9.07	$8.57	$8.16	$8.09

Investment operations:
Net investment income (loss) (A) (B)	0.08	0.09	0.06	0.06	0.08
Net realized and unrealized gain (loss)	(0.12)	0.40	0.53	0.41	0.05

Total investment operations	(0.04)	0.49	0.59	0.47	0.13

Distributions:
Net investment income	(0.10)	(0.08)	(0.09)	(0.06)	(0.06)

Net asset value, end of year	$9.34	$9.48	$9.07	$8.57	$8.16

Total return (C)	(0.42)%	5.36%	6.89%	5.80%	1.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$370,418	$362,772	$341,350	$305,065	$221,193
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.10%	1.11%	1.11%	1.14%	1.24%
Including waiver and/or reimbursement and recapture	1.10%	1.11%	1.11%	1.14%	1.25%
Net investment income (loss) to average net assets (B)	0.83%	0.96%	0.66%	0.73%	0.98%
Portfolio turnover rate (E)	40%	28%	31%	26%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2015, Transamerica AllianceBerstein Dynamic Allocation VP changed its name to Transamerica AB Dynamic Allocation VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the Underlying Portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,223,412	$—	$—	$—	$12,223,412
Exchange-Traded Funds	91,568	—	—	—	91,568
Corporate Debt Securities	2,552,987	—	—	—	2,552,987
Total Securities Lending Transactions	$14,867,967	$—	$—	$—	$14,867,967
Total Borrowings	$14,867,967	$—	$—	$—	$14,867,967
Gross amount of recognized liabilities for securities lending transactions					$14,867,967

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$—	—	$—	—
Options written	196,078	7,900	391,508	83
Options closed	(196,078)	(7,900)	(391,508)	(83)
Options expired	—	—	—	—
Options exercised	—	—	—	—
Balance at December 31, 2015	$—	—	$—	—

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$—	$—	$—	$105,996	$—	$105,996
Net unrealized appreciation on futures contracts (A) (C)	—	—	177,715	—	—	177,715
Unrealized appreciation on forward foreign currency contracts	—	562,809	—	—	—	562,809
Total (D)	$—	$562,809	$177,715	$105,996	$—	$846,520

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (C)	$(194,614)	$—	$(721,444)	$—	$—	$(916,058)
Unrealized depreciation on forward foreign currency contracts	—	(242,995)	—	—	—	(242,995)
Total (D)	$(194,614)	$(242,995)	$(721,444)	$—	$—	$(1,159,053)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(730,802)	$—	$—	$(730,802)
Written options and swaptions	—	—	426,878	—	—	426,878
Swap agreements	—	—	—	(233,715)	—	(233,715)
Futures contracts	192,283	—	970,742	—	—	1,163,025
Forward foreign currency contracts (B)	—	1,588,915	—	—	—	1,588,915
Total	$192,283	$1,588,915	$666,818	$(233,715)	$—	$2,214,301

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$—	$209,835	$—	$209,835
Futures contracts	(423,440)	—	(368,990)	—	—	(792,430)
Forward foreign currency contracts (C)	—	5,911	—	—	—	5,911
Total	$(423,440)	$5,911	$(368,990)	$209,835	$—	$(576,684)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 96,206	$ —	$ —	$ (33,838)	$ 17,007,896	21,630,749	(12,216)	$ 17,527,329	$ 39,822,263	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas SA	$124,930	$(58,054)	$—	$66,876	$58,054	$(58,054)	$—	$—
Bank of America	6,531	—	—	6,531	—	—	—	—
Barclays Bank PLC	—	—	—	—	79,350	—	—	79,350
Credit Suisse International	6,905	—	—	6,905	—	—	—	—
Deutsche Bank AG	31,564	(31,564)	—	—	37,534	(31,564)	—	5,970
Morgan Stanley Capital Services, Inc.	90,985	—	—	90,985	—	—	—	—
Royal Bank of Scotland PLC	131,954	—	—	131,954	—	—	—	—
Standard Chartered Bank	37,255	—	—	37,255	—	—	—	—
State Street Bank and Trust Company	7,426	(7,426)	—	—	13,473	(7,426)	—	6,047
UBS AG	125,259	(54,584)	—	70,675	54,584	(54,584)	—	—
Other Derivatives (C)	283,711	—	—	283,711	916,058	—	—	916,058

Total	$846,520	$(151,628)	$—	$694,892	$1,159,053	$(151,628)	$—	$1,007,425

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 28,982,665	$ 118,425,640	$ 26,500,104	$ 108,621,174

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, passive foreign investment companies, foreign currency transactions, futures contracts, TIPS adjustments, corporate actions and non-REIT return of capital adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, passive foreign investment company gains and losses, foreign currency gains and losses, paydown gain/loss, corporate actions and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,648,295	$ (1,648,295)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2017
$ 20,834,564

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $2,087,938.

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,409,948	$ —	$ —	$ 3,196,114	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,128,211	$ —	$ (20,834,564)	$ —	$ —	$ 32,545,032

11. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AB Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AB Dynamic Allocation VP (formerly, Transamerica Alliance Bernstein Dynamic Allocation VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AB Dynamic Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica AB Dynamic Allocation VP

(formerly, Transamerica AllianceBernstein Dynamic Allocation VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December - the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Aggregate Bond Index returned 0.55%, led by asset-backed securities, debt of foreign governments (sovereigns), and agency residential mortgage-backed securities. Declines in emerging market debt and investment grade corporate debt detracted from index performance.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Aegon High Yield Bond VP, Initial Class returned (4.22)%. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned (4.43)%.

STRATEGY REVIEW

The key drivers of performance in the period included strong security selection and favorable positioning within the energy sector. Security selection was especially advantageous within the lower-quality space, specifically B- and CCC-rated credits; the Portfolio’s holdings held up better than the benchmark’s constituents. While the underweight position to BB credits detracted from performance, the underweight to CCCs contributed positively, as lower-quality credit continued to underperform higher-quality bonds. In addition, the Portfolio’s allocation to investment grade securities improved performance.

The underweight positioning and security selection within energy continued to be a sizable positive contributor as the sector significantly underperformed the broader high yield market. Other sectors that contributed positively included basic industry, an underweight, and banking which was an overweight. Securities contributing the most to relative outperformance included Intelsat Jackson Holdings SA, American Airlines Group, Inc., SandRidge Energy, Inc. (no longer held at year end), Cott Beverages, Inc., and Credit Suisse Group AG.

Sectors that detracted from performance primarily due to sub-par security selection included consumer cyclical, communications, and capital goods. The five largest detractors from returns included Linn Energy LLC, K Hovnanian Enterprises, Inc., Breitburn Energy Partners, LP, Claire’s Stores, Inc., and Abengoa Greenfield SA.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(4.22)%	5.47%	6.21%	06/01/1998
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (A)	(4.43)%	5.03%	6.95%
Service Class	(4.30)%	5.23%	5.95%	05/01/2003

(A) The Barclays U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$934.60	$3.17	$1,021.90	$3.31	0.65%
Service Class	1,000.00	935.20	4.39	1,020.70	4.58	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Credit Quality ‡	Percentage of Net Assets
AAA	2.2%
A	0.2
BBB	7.0
BB	37.4
B	41.5
CCC and Below	8.8
NR (Not Rated)	11.7
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 94.5%
Aerospace & Defense - 1.0%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 1,167,000	$ 818,067
6.13%, 01/15/2023 (A)	470,000	324,300
7.50%, 03/15/2018 - 03/15/2025 (A)	741,000	557,200
7.75%, 03/15/2020 (A)	386,000	311,695
Triumph Group, Inc. 5.25%, 06/01/2022	712,000	573,160

		2,584,422

Airlines - 2.9%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	360,000	342,900
5.50%, 10/01/2019 (A)	1,561,000	1,541,487
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	563,222	574,487
5.63%, 01/15/2021 (A)	442,453	447,984
6.00%, 01/15/2017 (A)	197,381	201,305
6.13%, 07/15/2018 (A)	676,000	694,590
Continental Airlines Pass-Through Certificates 6.13%, 04/29/2018	546,000	556,920
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	342,616	352,895
6.90%, 10/19/2023	1,032,159	1,065,704
Delta Air Lines Pass-Through Trust 6.38%, 07/02/2017 (A)	470,000	471,762
United Airlines Pass-Through Trust 4.63%, 03/03/2024	297,000	297,743
US Airways Pass-Through Trust
5.38%, 05/15/2023	202,108	202,108
5.45%, 06/03/2018	320,000	321,600
6.75%, 12/03/2022	388,332	407,749

		7,479,234

Auto Components - 0.4%
Goodyear Tire & Rubber Co. 6.50%, 03/01/2021	993,000	1,043,891

Automobiles - 0.4%
Fiat Chrysler Automobiles NV 4.50%, 04/15/2020	325,000	329,062
General Motors Financial Co., Inc. 4.75%, 08/15/2017	720,000	746,238

		1,075,300

Banks - 2.7%
Bank of America Corp. 8.00%, 01/30/2018 (B) (C)	1,690,000	1,719,575
Barclays PLC
6.63%, 09/15/2019 (B) (C) (D)	1,075,000	1,062,154
8.25%, 12/15/2018 (B) (C)	200,000	212,940
CIT Group, Inc.
4.25%, 08/15/2017	571,000	583,847
5.00%, 05/15/2017	165,000	169,950
5.25%, 03/15/2018	185,000	191,013
5.50%, 02/15/2019 (A)	377,000	393,965
Citigroup, Inc. 6.30%, 05/15/2024 (B) (C)	1,100,000	1,072,500
JPMorgan Chase & Co. 7.90%, 04/30/2018 (B) (C)	1,558,000	1,586,044

		6,991,988

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.9%
Cott Beverages, Inc.
5.38%, 07/01/2022	$ 1,432,000	$ 1,403,360
6.75%, 01/01/2020	925,000	955,063

		2,358,423

Biotechnology - 0.2%
Concordia Healthcare Corp. 7.00%, 04/15/2023 (A) (D)	507,000	439,823

Building Products - 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017 (D)	2,748,000	1,896,120
Builders FirstSource, Inc. 10.75%, 08/15/2023 (A)	1,402,000	1,391,485
Griffon Corp. 5.25%, 03/01/2022	1,255,000	1,196,956
Norbord, Inc. 6.25%, 04/15/2023 (A)	818,000	807,775
Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,327,000	1,207,380

		6,499,716

Capital Markets - 2.6%
Credit Suisse Group AG
6.25%, 12/18/2024 (A) (B) (C)	666,000	665,499
7.50%, 12/11/2023 (A) (B) (C)	1,380,000	1,448,768
Deutsche Bank AG 7.50%, 04/30/2025 (B) (C) (D)	800,000	780,000
Goldman Sachs Capital II 4.00%, 02/01/2016 (B) (C)	3,758,000	2,649,390
Morgan Stanley
5.45%, 07/15/2019 (B) (C)	794,000	775,143
5.55%, 07/15/2020 (B) (C)	390,000	390,000

		6,708,800

Chemicals - 1.1%
Hexion, Inc.
6.63%, 04/15/2020	2,468,000	1,918,870
10.00%, 04/15/2020 (D)	458,000	377,850
Tronox Finance LLC 7.50%, 03/15/2022 (A)	812,000	470,960

		2,767,680

Construction & Engineering - 2.1%
Abengoa Finance SAU 7.75%, 02/01/2020 (A)	350,000	48,562
Abengoa Greenfield SA 6.50%, 10/01/2019 (A)	558,000	61,380
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	1,631,000	1,386,350
Brookfield Residential Properties, Inc. 6.38%, 05/15/2025 (A) (D)	781,000	726,330
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019 (A)	567,000	379,890
7.25%, 10/15/2020 (A)	775,000	666,500
7.50%, 05/15/2016	27,000	26,460
8.00%, 11/01/2019 (A)	565,000	350,300
9.13%, 11/15/2020 (A)	2,212,000	1,681,120

		5,326,892

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 4.2%
Ally Financial, Inc.
3.25%, 02/13/2018	$ 310,000	$ 308,450
4.13%, 03/30/2020	1,000,000	995,000
5.50%, 02/15/2017	429,000	441,870
5.75%, 11/20/2025	411,000	416,138
7.50%, 09/15/2020	894,000	1,011,337
8.00%, 03/15/2020	294,000	335,160
Altice Financing SA 6.63%, 02/15/2023 (A)	730,000	720,875
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	340,000	340,850
Altice US Finance II Corp. 7.75%, 07/15/2025 (A)	200,000	183,000
Altice US Financing SA 7.75%, 07/15/2025 (A)	200,000	183,000
Navient Corp.
4.88%, 06/17/2019, MTN (D)	413,000	379,960
5.00%, 06/15/2018, MTN	440,000	419,100
5.00%, 10/26/2020 (D)	209,000	183,398
5.88%, 10/25/2024	743,000	594,400
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019 (A)	601,000	609,264
7.25%, 12/15/2021 (A)	685,000	686,712
Springleaf Finance Corp.
5.25%, 12/15/2019 (D)	645,000	612,750
6.00%, 06/01/2020	1,312,000	1,246,400
6.90%, 12/15/2017, MTN	1,040,000	1,076,400

		10,744,064

Containers & Packaging - 1.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.51%, 12/15/2019 (A) (C) (D)	1,260,000	1,231,650
Ball Corp.
4.38%, 12/15/2020	348,000	353,437
5.25%, 07/01/2025	828,000	846,630
Coveris Holdings SA 7.88%, 11/01/2019 (A)	1,030,000	898,675
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (D)	356,000	361,340
6.38%, 08/15/2025 (A)	178,000	182,895

		3,874,627

Diversified Financial Services - 2.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.25%, 07/01/2020	300,000	302,250
4.63%, 10/30/2020	150,000	153,563
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 (A)	2,537,000	2,657,507
Glen Meadow Pass-Through Trust 6.51%, 02/12/2067 (A) (C)	1,547,000	1,233,732
ILFC E-Capital Trust I 4.49%, 12/21/2065 (A) (C)	1,777,000	1,617,070
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	848,000	746,240

		6,710,362

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 6.9%
CenturyLink, Inc.
7.60%, 09/15/2039	$ 1,445,000	$ 1,105,425
7.65%, 03/15/2042	2,685,000	2,054,025
Frontier Communications Corp.
6.88%, 01/15/2025	110,000	90,613
7.63%, 04/15/2024	1,852,000	1,555,680
9.00%, 08/15/2031	220,000	184,800
10.50%, 09/15/2022 (A)	405,000	403,481
11.00%, 09/15/2025 (A)	950,000	940,500
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,034,000	1,114,135
7.63%, 06/15/2021	475,000	503,500
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 10/15/2020	1,130,000	1,019,775
7.50%, 04/01/2021 (D)	415,000	361,050
Neptune Finco Corp.
6.63%, 10/15/2025 (A)	249,000	258,960
10.13%, 01/15/2023 (A)	249,000	259,583
10.88%, 10/15/2025 (A)	300,000	314,250
Sprint Capital Corp.
6.90%, 05/01/2019	590,000	480,850
8.75%, 03/15/2032	1,401,000	1,050,750
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	650,000	612,625
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	600,000	577,500
6.00%, 10/15/2024 (A)	400,000	399,000
6.38%, 04/15/2023 (A)	797,000	808,955
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	1,040,000	1,029,600
7.38%, 04/23/2021 (A)	1,416,000	1,338,120
Windstream Services LLC 7.75%, 10/15/2020 - 10/01/2021 (D)	1,558,000	1,258,992

		17,722,169

Electric Utilities - 2.6%
Elwood Energy LLC 8.16%, 07/05/2026	1,597,444	1,741,214
Homer City Generation, LP
8.14%, 10/01/2019 Cash Rate 8.14% (E)	268,506	222,860
8.73%, 10/01/2026 Cash Rate 8.73% (E)	2,037,192	1,629,754
Red Oak Power LLC 9.20%, 11/30/2029	1,980,000	2,108,700
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	1,186,000	945,835

		6,648,363

Electronic Equipment, Instruments & Components - 0.9%
Belden, Inc. 5.50%, 09/01/2022 (A)	1,023,000	984,638
Sanmina Corp. 4.38%, 06/01/2019 (A)	699,000	702,495
Zebra Technologies Corp. 7.25%, 10/15/2022 (D)	575,000	600,875

		2,288,008

Energy Equipment & Services - 2.5%
CSI Compressco, LP / Compressco Finance, Inc. 7.25%, 08/15/2022	734,000	543,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	$ 1,117,000	$ 949,450
NuStar Logistics, LP
4.80%, 09/01/2020	267,000	240,300
6.75%, 02/01/2021	450,000	423,000
8.15%, 04/15/2018	647,000	660,749
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020	684,000	668,206
5.88%, 03/01/2022	180,000	169,661
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023 (A)	400,000	284,000
Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	578,000	531,760
Transocean, Inc. 7.13%, 12/15/2021 (D)	1,724,000	1,114,135
Weatherford International LLC 6.80%, 06/15/2037	612,000	428,400
Weatherford International, Ltd. 6.75%, 09/15/2040	383,000	270,015

		6,282,836

Food & Staples Retailing - 0.6%
Rite Aid Corp.
6.13%, 04/01/2023 (A)	635,000	657,225
6.75%, 06/15/2021	888,000	930,180

		1,587,405

Food Products - 1.7%
Aramark Services, Inc. 5.75%, 03/15/2020	725,000	749,922
JBS USA LLC / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	200,000	174,000
7.25%, 06/01/2021 (A)	709,000	703,682
7.25%, 06/01/2021 (A) (D)	200,000	198,500
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A) (D)	363,000	353,018
Post Holdings, Inc.
7.38%, 02/15/2022 (D)	2,013,000	2,098,552
8.00%, 07/15/2025 (A) (D)	151,000	160,060

		4,437,734

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (A)	995,000	810,925

Health Care Equipment & Supplies - 2.0%
Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (A)	1,946,000	1,333,010
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	853,000	757,037
Hologic, Inc. 5.25%, 07/15/2022 (A)	735,000	749,700
Mallinckrodt International Finance SA 4.75%, 04/15/2023	1,077,000	953,145
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
4.88%, 04/15/2020 (A)	175,000	168,438

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (continued)
5.50%, 04/15/2025 (A) (D)	$ 117,000	$ 107,640
5.63%, 10/15/2023 (A) (D)	60,000	57,000
5.75%, 08/01/2022 (A) (D)	1,176,000	1,128,960

		5,254,930

Health Care Providers & Services - 6.8%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022 (D)	1,174,000	1,113,832
7.13%, 07/15/2020 (D)	2,061,000	2,053,271
8.00%, 11/15/2019	1,590,000	1,601,925
DaVita HealthCare Partners, Inc. 5.75%, 08/15/2022	812,000	836,360
HCA Holdings, Inc. 6.25%, 02/15/2021	831,000	878,783
HCA, Inc.
5.25%, 04/15/2025	1,091,000	1,099,182
5.88%, 02/15/2026	1,140,000	1,144,275
7.50%, 02/15/2022	1,617,000	1,790,827
HealthSouth Corp.
5.75%, 11/01/2024	271,000	258,466
5.75%, 11/01/2024 - 09/15/2025 (A)	773,000	727,345
LifePoint Health, Inc.
5.88%, 12/01/2023	425,000	431,375
6.63%, 10/01/2020	1,549,000	1,599,854
Tenet Healthcare Corp.
4.38%, 10/01/2021	300,000	289,500
5.00%, 03/01/2019	805,000	742,613
5.50%, 03/01/2019	357,000	336,473
6.00%, 10/01/2020	841,000	885,153
6.75%, 06/15/2023 (D)	369,000	342,248
8.13%, 04/01/2022	1,301,000	1,297,747

		17,429,229

Hotels, Restaurants & Leisure - 5.8%
Boyd Gaming Corp. 6.88%, 05/15/2023	808,000	830,220
Felcor Lodging, LP 5.63%, 03/01/2023	621,000	630,315
International Game Technology PLC
6.25%, 02/15/2022 (A)	799,000	747,065
6.50%, 02/15/2025 (A)	2,216,000	1,944,540
MGM Resorts International
6.00%, 03/15/2023 (D)	1,747,000	1,733,898
6.63%, 12/15/2021	905,000	926,494
6.75%, 10/01/2020	285,000	292,838
11.38%, 03/01/2018	336,000	384,928
NCL Corp., Ltd. 4.63%, 11/15/2020 (A)	967,000	946,906
Pinnacle Entertainment, Inc.
6.38%, 08/01/2021	265,000	278,581
7.50%, 04/15/2021	1,128,000	1,175,940
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	260,000	248,300
10.00%, 12/01/2022	2,046,000	1,452,660
Studio City Finance, Ltd. 8.50%, 12/01/2020 (A)	1,227,000	1,184,055

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	$ 518,000	$ 424,760
8.50%, 10/15/2022 (A)	1,881,000	1,782,247

		14,983,747

Household Durables - 3.1%
Beazer Homes USA, Inc.
6.63%, 04/15/2018 (D)	826,000	835,292
7.25%, 02/01/2023	445,000	391,600
7.50%, 09/15/2021	1,602,000	1,469,835
KB Home
7.00%, 12/15/2021	1,515,000	1,494,169
7.25%, 06/15/2018	178,000	187,345
7.63%, 05/15/2023	769,000	759,388
Meritage Homes Corp.
4.50%, 03/01/2018	641,000	641,000
7.15%, 04/15/2020	1,327,000	1,396,667
Tempur Sealy International, Inc.
5.63%, 10/15/2023 (A)	350,000	353,500
6.88%, 12/15/2020	339,000	355,103

		7,883,899

Household Products - 1.7%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	481,000	411,255
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	689,000	700,844
6.88%, 02/15/2021	100,000	103,000
7.13%, 04/15/2019	2,238,000	2,278,564
9.00%, 04/15/2019 (D)	300,000	295,500
9.88%, 08/15/2019	575,000	579,312

		4,368,475

Independent Power and Renewable Electricity Producers - 2.1%
Calpine Corp. 5.75%, 01/15/2025	705,000	622,163
NRG Energy, Inc.
7.63%, 01/15/2018	725,000	755,812
7.88%, 05/15/2021 (D)	3,424,000	3,210,000
8.25%, 09/01/2020	825,000	800,250

		5,388,225

Insurance - 1.6%
Genworth Holdings, Inc.
4.90%, 08/15/2023	128,000	85,120
7.20%, 02/15/2021	419,000	349,123
7.63%, 09/24/2021	1,606,000	1,333,703
Lincoln National Corp. 7.00%, 05/17/2066 (C)	2,884,000	2,220,680

		3,988,626

Machinery - 0.8%
CNH Industrial Capital LLC 3.88%, 07/16/2018	1,000,000	967,500
Meritor, Inc.
6.25%, 02/15/2024	657,000	561,735
6.75%, 06/15/2021	185,000	170,200
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A)	585,000	443,138

		2,142,573

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 8.9%
Cablevision Systems Corp.
5.88%, 09/15/2022 (D)	$ 1,108,000	$ 941,800
7.75%, 04/15/2018	1,313,000	1,365,520
8.00%, 04/15/2020	1,133,000	1,104,675
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780,000	780,975
6.50%, 04/30/2021	2,214,000	2,302,560
CCO Safari II LLC 4.91%, 07/23/2025 (A)	925,000	924,100
CCOH Safari LLC 5.75%, 02/15/2026 (A)	110,000	110,275
Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 (A)	366,000	357,765
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,619,000	1,567,305
7.63%, 03/15/2020	3,190,000	2,944,700
DISH DBS Corp.
5.88%, 07/15/2022 - 11/15/2024	2,991,000	2,706,360
7.88%, 09/01/2019	1,323,000	1,438,762
iHeartCommunications, Inc.
9.00%, 03/01/2021	100,000	69,750
10.63%, 03/15/2023 (D)	587,000	411,781
Numericable-SFR SAS 4.88%, 05/15/2019 (A)	485,000	480,756
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	1,035,000	1,002,075
Unitymedia GmbH 6.13%, 01/15/2025 (A)	725,000	716,409
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	330,000	313,500
6.75%, 09/15/2022 (A)	3,089,000	3,200,976

		22,740,044

Metals & Mining - 1.3%
ArcelorMittal
7.25%, 02/25/2022 (D)	127,000	102,235
8.00%, 10/15/2039	1,385,000	945,262
Constellium NV 5.75%, 05/15/2024 (A) (D)	1,424,000	968,320
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A) (D)	282,000	258,030
Novelis, Inc. 8.38%, 12/15/2017	660,000	641,850
Teck Resources, Ltd.
3.75%, 02/01/2023	230,000	106,375
6.00%, 08/15/2040	200,000	84,000
6.25%, 07/15/2041	767,000	337,480

		3,443,552

Multiline Retail - 0.2%
Dollar Tree, Inc.
5.25%, 03/01/2020 (A)	72,000	74,340
5.75%, 03/01/2023 (A)	394,000	407,790

		482,130

Oil, Gas & Consumable Fuels - 5.0%
Antero Resources Corp. 5.38%, 11/01/2021	297,000	237,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
BreitBurn Energy Partners, LP / BreitBurn Finance Corp. 7.88%, 04/15/2022 (D)	$ 1,233,000	$ 221,940
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	624,000	545,220
Chesapeake Energy Corp.
4.88%, 04/15/2022	231,000	64,116
6.13%, 02/15/2021	720,000	203,040
6.63%, 08/15/2020 (D)	1,119,000	324,510
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	1,202,000	1,165,940
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	769,000	738,240
Concho Resources, Inc. 5.50%, 04/01/2023	752,000	695,600
Denbury Resources, Inc. 5.50%, 05/01/2022	389,000	129,140
EP Energy LLC / Everest Acquisition Finance, Inc. 9.38%, 05/01/2020 (D)	1,206,000	768,825
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	134,000	130,200
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	963,000	158,895
6.50%, 05/15/2019 (D)	300,000	52,500
7.75%, 02/01/2021	1,388,000	201,260
8.63%, 04/15/2020	601,000	102,921
Oasis Petroleum, Inc.
6.50%, 11/01/2021	120,000	79,500
6.88%, 03/15/2022 (D)	194,000	124,160
7.25%, 02/01/2019 (D)	337,000	241,797
ONEOK, Inc. 7.50%, 09/01/2023 (D)	718,000	597,735
Peabody Energy Corp.
6.25%, 11/15/2021	258,000	35,475
6.50%, 09/15/2020	265,000	36,438
10.00%, 03/15/2022 (A)	520,000	98,800
SM Energy Co.
6.13%, 11/15/2022	619,000	454,965
6.50%, 11/15/2021 (D)	810,000	603,450
6.50%, 01/01/2023	300,000	220,500
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020 (A)	1,320,000	1,250,700
6.38%, 04/01/2023 (A)	1,025,000	963,500
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018 (A)	509,000	470,825
6.75%, 03/15/2024 (A)	550,000	468,875
Ultra Petroleum Corp. 6.13%, 10/01/2024 (A) (D)	355,000	80,763
Whiting Petroleum Corp. 5.75%, 03/15/2021 (D)	908,000	661,932
WPX Energy, Inc. 8.25%, 08/01/2023 (D)	761,000	608,800

		12,738,162

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products - 0.5%
Boise Cascade Co. 6.38%, 11/01/2020	$ 1,117,000	$ 1,150,510

Personal Products - 0.6%
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (D)	1,620,000	1,567,350

Pharmaceuticals - 1.7%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	1,218,000	1,211,910
Valeant Pharmaceuticals International, Inc.
5.88%, 05/15/2023 (A)	1,080,000	963,900
6.38%, 10/15/2020 (A)	1,386,000	1,337,490
7.50%, 07/15/2021 (A)	955,000	952,612

		4,465,912

Professional Services - 0.4%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	1,296,000	1,017,360

Real Estate Investment Trusts - 0.7%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/2023	390,000	329,550
Equinix, Inc. 5.88%, 01/15/2026	779,000	802,370
Iron Mountain, Inc. 6.00%, 10/01/2020 (A)	679,000	716,345

		1,848,265

Road & Rail - 1.5%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	431,000	439,620
6.75%, 04/06/2021 (A)	1,515,000	1,696,800
Hertz Corp. 6.75%, 04/15/2019	1,550,000	1,583,325

		3,719,745

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc. 5.00%, 05/15/2021 (A)	279,000	285,278

Software - 2.0%
Ensemble S Merger Sub, Inc. 9.00%, 09/30/2023 (A)	310,000	299,537
First Data Corp.
5.00%, 01/15/2024 (A)	394,000	392,030
5.75%, 01/15/2024 (A)	575,000	566,375
6.75%, 11/01/2020 (A)	2,260,000	2,370,175
7.00%, 12/01/2023 (A)	355,000	355,000
Infor US, Inc.
5.75%, 08/15/2020 (A)	160,000	161,200
6.50%, 05/15/2022 (A)	1,068,000	902,460

		5,046,777

Specialty Retail - 0.9%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	490,000	264,600
9.00%, 03/15/2019 (A)	1,727,000	1,044,835
L Brands, Inc. 6.88%, 11/01/2035 (A)	365,000	375,038
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	856,000	607,760

		2,292,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.9%
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	$ 1,147,000	$ 1,060,975
Seagate HDD Cayman 4.75%, 06/01/2023	1,417,000	1,240,273

		2,301,248

Textiles, Apparel & Luxury Goods - 0.8%
Levi Strauss & Co. 6.88%, 05/01/2022	1,941,000	2,076,870

Trading Companies & Distributors - 1.6%
United Rentals North America, Inc.
5.50%, 07/15/2025	183,000	177,510
7.38%, 05/15/2020 (D)	580,000	611,900
7.63%, 04/15/2022	2,552,000	2,727,323
8.25%, 02/01/2021	557,000	582,761

		4,099,494

Wireless Telecommunication Services - 2.9%
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	1,325,000	1,394,562
Sprint Corp.
7.63%, 02/15/2025	732,000	534,360
7.88%, 09/15/2023	3,742,000	2,810,242
T-Mobile USA, Inc.
6.13%, 01/15/2022	65,000	66,788
6.63%, 04/01/2023	625,000	637,500
6.73%, 04/28/2022	2,003,000	2,088,127

		7,531,579

Total Corporate Debt Securities (Cost $270,285,827)		242,628,875

LOAN ASSIGNMENTS - 0.7%
Marine - 0.3%
Commercial Barge Line Co. 1st Lien Term Loan 9.75%, 11/06/2020 (C)	745,000	681,675

Metals & Mining - 0.1%
Atkore International, Inc. 1st Lien Term Loan 4.50%, 04/09/2021 (C)	325,050	302,703

Software - 0.3%
BMC Software Finance, Inc. Term Loan 5.00%, 09/10/2020 (C)	1,042,412	862,074

Total Loan Assignments (Cost $2,074,988)		1,846,452

	Shares	Value
COMMON STOCK - 0.0% (F)
Commercial Services & Supplies - 0.0% (F)
Quad/Graphics, Inc. (D)	355	3,302

Total Common Stock (Cost $0)		3,302

	Shares	Value
PREFERRED STOCK - 0.7%
Banks - 0.7%
GMAC Capital Trust I Series 2, 8.13% (C)	74,175	$ 1,881,078

Total Preferred Stock (Cost $1,764,746)		1,881,078

SECURITIES LENDING COLLATERAL - 10.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (G)	27,320,750	27,320,750

Total Securities Lending Collateral (Cost $27,320,750)		27,320,750

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.03% (G), dated 12/31/2015, to be repurchased at $5,543,834 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.50% - 1.88%, due 09/18/2018 - 12/31/2018, and with a total value of $5,658,450.	$ 5,543,815	5,543,815

Total Repurchase Agreement (Cost $5,543,815)		5,543,815

Total Investments (Cost $306,990,126) (H)		279,224,272
Net Other Assets (Liabilities) - (8.8)%		(22,559,995)

Net Assets - 100.0%		$ 256,664,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$242,628,875	$—	$242,628,875
Loan Assignments	—	1,846,452	—	1,846,452
Common Stock	3,302	—	—	3,302
Preferred Stock	1,881,078	—	—	1,881,078
Securities Lending Collateral	27,320,750	—	—	27,320,750
Repurchase Agreement	—	5,543,815	—	5,543,815

Total Investments	$29,205,130	$250,019,142	$—	$279,224,272

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $86,147,148, representing 33.6% of the Portfolio’s net assets.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $26,748,962. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rate disclosed reflects the yield at December 31, 2015.
(H)	Aggregate cost for federal income tax purposes is $306,998,766. Aggregate gross unrealized appreciation and depreciation for all securities is $1,484,656 and $29,259,150, respectively. Net unrealized depreciation for tax purposes is $27,774,494.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $301,446,311) (including securities loaned of $26,748,962)	$273,680,457
Repurchase agreement, at value (cost $5,543,815)	5,543,815
Cash	13,355
Receivables:
Shares sold	24,711
Investments sold	314,571
Interest	4,684,163
Net income from securities lending	13,732

Total assets	284,274,804

Liabilities:
Payables and other liabilities:
Shares redeemed	54,526
Investment advisory fees	122,852
Distribution and service fees	32,136
Administration fees	6,701
Transfer agent fees	700
Trustees, CCO and deferred compensation fees	471
Audit and tax fees	13,294
Custody fees	14,209
Legal fees	11,712
Printing and shareholder reports fees	32,288
Other	888
Collateral for securities on loan	27,320,750

Total liabilities	27,610,527

Net assets	$256,664,277

Net assets consist of:
Capital stock ($0.01 par value)	$352,721
Additional paid-in capital	289,026,887
Undistributed (distributions in excess of) net investment income (loss)	16,469,791
Accumulated net realized gain (loss)	(21,419,268)
Net unrealized appreciation (depreciation) on:
Investments	(27,765,854)

Net assets	$256,664,277

Net assets by class:
Initial Class	$109,368,988
Service Class	147,295,289

Shares outstanding:
Initial Class	15,140,881
Service Class	20,131,204

Net asset value and offering price per share:
Initial Class	$7.22
Service Class	7.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$266,310
Interest income	18,509,105
Net income from securities lending	153,315

Total investment income	18,928,730

Expenses:
Investment advisory fees	1,614,565
Distribution and service fees:
Service Class	404,987
Administration fees	79,172
Transfer agent fees	3,997
Trustees, CCO and deferred compensation fees	7,569
Audit and tax fees	16,871
Custody fees	80,928
Legal fees	43,617
Printing and shareholder reports fees	27,235
Other	10,270

Total expenses	2,289,211

Net investment income (loss)	16,639,519

Net realized gain (loss) on:
Investments	(4,805,141)

Net realized gain (loss)	(4,805,141)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,718,453)

Net change in unrealized appreciation (depreciation)	(23,718,453)

Net realized and change in unrealized gain (loss)	(28,523,594)

Net increase (decrease) in net assets resulting from operations	$(11,884,075)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$16,639,519	$17,167,176
Net realized gain (loss)	(4,805,141)	7,861,955
Net change in unrealized appreciation (depreciation)	(23,718,453)	(12,642,425)

Net increase (decrease) in net assets resulting from operations	(11,884,075)	12,386,706

Distributions to shareholders:
Net investment income:
Initial Class	(7,671,730)	(8,310,559)
Service Class	(9,662,175)	(8,989,299)

Total distributions from net investment income	(17,333,905)	(17,299,858)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,207,376	23,920,024
Service Class	62,419,984	45,585,147

	90,627,360	69,505,171

Dividends and distributions reinvested:
Initial Class	7,671,730	8,310,559
Service Class	9,662,175	8,989,299

	17,333,905	17,299,858

Cost of shares redeemed:
Initial Class	(51,286,462)	(50,848,586)
Service Class	(51,699,962)	(68,805,821)

	(102,986,424)	(119,654,407)

Net increase (decrease) in net assets resulting from capital share transactions	4,974,841	(32,849,378)

Net increase (decrease) in net assets	(24,243,139)	(37,762,530)

Net assets:
Beginning of year	280,907,416	318,669,946

End of year	$256,664,277	$280,907,416

Undistributed (distributions in excess of) net investment income (loss)	$16,469,791	$17,161,038

Capital share transactions - shares:
Shares issued:
Initial Class	3,560,437	2,884,229
Service Class	7,732,016	5,402,881

	11,292,453	8,287,110

Shares reinvested:
Initial Class	1,014,779	1,015,961
Service Class	1,259,736	1,085,664

	2,274,515	2,101,625

Shares redeemed:
Initial Class	(6,457,512)	(6,128,147)
Service Class	(6,525,860)	(8,186,672)

	(12,983,372)	(14,314,819)

Net increase (decrease) in shares outstanding:
Initial Class	(1,882,296)	(2,227,957)
Service Class	2,465,892	(1,698,127)

	583,596	(3,926,084)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$8.05	$8.20	$8.19	$7.41	$7.67

Investment operations:
Net investment income (loss) (A)	0.46	0.46	0.50	0.53	0.55
Net realized and unrealized gain (loss)	(0.78)	(0.13)	0.02	0.73	(0.21)

Total investment operations	(0.32)	0.33	0.52	1.26	0.34

Distributions:
Net investment income	(0.51)	(0.48)	(0.51)	(0.48)	(0.60)

Net asset value, end of year	$7.22	$8.05	$8.20	$8.19	$7.41

Total return (B)	(4.22)%	3.98%	6.60%	17.37%	4.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$109,369	$137,025	$157,929	$180,574	$150,132
Expenses to average net assets	0.64%	0.67%	0.72%	0.74%	0.72%
Net investment income (loss) to average net assets	5.80%	5.55%	5.98%	6.62%	7.12%
Portfolio turnover rate	56%	50%	56%	68%	88%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$8.14	$8.30	$8.29	$7.50	$7.76

Investment operations:
Net investment income (loss) (A)	0.45	0.45	0.48	0.51	0.54
Net realized and unrealized gain (loss)	(0.78)	(0.14)	0.02	0.75	(0.22)

Total investment operations	(0.33)	0.31	0.50	1.26	0.32

Distributions:
Net investment income	(0.49)	(0.47)	(0.49)	(0.47)	(0.58)

Net asset value, end of year	$7.32	$8.14	$8.30	$8.29	$7.50

Total return (B)	(4.30)%	3.60%	6.33%	17.10%	4.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$147,295	$143,882	$160,741	$110,428	$66,122
Expenses to average net assets	0.89%	0.92%	0.97%	0.99%	0.97%
Net investment income (loss) to average net assets	5.56%	5.29%	5.72%	6.34%	6.89%
Portfolio turnover rate	56%	50%	56%	68%	88%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. INVESTMENT AND SECURITY VALUATIONS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. INVESTMENT AND SECURITY VALUATIONS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2015. Open secured loan participations and assignments at December 31, 2015, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statement of Assets and Liabilities.

PIKs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$27,317,349	$—	$—	$—	$27,317,349
Common Stock	3,401	—	—	—	3,401
Total Securities Lending Transactions	$27,320,750	$—	$—	$—	$27,320,750
Total Borrowings	$27,320,750	$—	$—	$—	$27,320,750
Gross amount of recognized liabilities for securities lending transactions					$27,320,750

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $1.25 billion	0.550%
Over $1.25 billion to $2 billion	0.525%
Over $2 billion	0.500%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.80%	May 1, 2016

(A)	Prior to May 1, 2015, the expense limit was 0.85%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 160,145,157	$ —	$ 157,273,147	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 3,139	$ (3,138)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,	Unlimited
2017	Short-Term	Long-Term
$ 16,602,348	$ 1,176,651	$ 3,631,629

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,333,905	$ —	$ —	$ 17,299,858	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,469,791	$ —	$ (21,410,628)	$ —	$ —	$ (27,774,494)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon High Yield Bond VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon High Yield Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,000.00	$1.61	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,000.00	1.61	1,023.60	1.63	0.32

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Commercial Paper	73.3%
Certificates of Deposit	12.7
Repurchase Agreements	10.9
Corporate Debt Securities	4.4
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
CERTIFICATES OF DEPOSIT - 12.7%
Banks - 12.7%
Bank of Nova Scotia 0.55%, 06/10/2016 (A)	$ 19,500,000	$ 19,500,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.93%, 06/22/2016 (A)	16,000,000	16,000,000
Mizuho Bank, Ltd. 0.45%, 02/04/2016 (A)	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp. 0.61%, 03/02/2016 (A)	13,500,000	13,500,000
Svenska Handelsbanken AB 0.62%, 05/24/2016 (A)	8,500,000	8,500,170
Wells Fargo Bank NA 0.57%, 01/29/2016 (A)	14,500,000	14,500,000

Total Certificates of Deposit (Cost $87,000,170)		87,000,170

CORPORATE DEBT SECURITIES - 4.4%
Banks - 2.2%
Bank of America NA 0.45%, 04/01/2016	15,000,000	15,000,000
Capital Markets - 2.2%
Goldman Sachs & Co. 0.66%, 05/13/2016 (B)	15,000,000	15,000,000

Total Corporate Debt Securities (Cost $30,000,000)		30,000,000

COMMERCIAL PAPER - 73.3%
Banks - 30.6%
Australia & New Zealand Banking Group, Ltd. 0.63%, 05/23/2016 (A) (C)	14,000,000	14,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.38%, 01/04/2016 (A)	13,000,000	12,999,588
Barclays Bank PLC 0.47%, 01/29/2016 (A)	28,750,000	28,750,000
Bedford Row Funding Corp. 0.51%, 03/18/2016 (A) (C)	15,000,000	15,000,000
Commonwealth Bank of Australia 0.83%, 06/23/2016 (A) (C)	11,000,000	10,955,872
DNB Bank ASA 0.70%, 05/18/2016 (A) (C)	3,000,000	2,991,950
HSBC USA, Inc. 0.45%, 04/19/2016 (A) (C)	10,000,000	9,986,375
JPMorgan Securities LLC 0.62%, 07/22/2016 (A)	10,000,000	9,965,039
Korea Development Bank 0.72%, 05/23/2016 (A)	10,000,000	9,971,400
Natixis 0.35%, 01/04/2016 (A)	30,000,000	29,999,125
Standard Chartered Bank
0.49%, 02/22/2016 (A) (C)	10,000,000	9,992,922
0.65%, 04/04/2016 (A) (C)	12,000,000	11,979,633
Sumitomo Mitsui Banking Corp. 0.30%, 01/04/2016 (A) (C)	15,000,000	14,999,625
US Bank NA 0.20%, 01/04/2016 (A)	27,600,000	27,600,000

		209,191,529

Capital Markets - 4.8%
Cedar Springs Capital Co. LLC
0.52%, 01/05/2016 (A) (C)	12,500,000	12,499,278
0.55%, 02/02/2016 (A) (C)	6,000,000	5,997,067

	Principal	Value
COMMERCIAL PAPER (continued)
Capital Markets (continued)
Credit Suisse 0.54%, 03/16/2016 (A)	$ 14,500,000	$ 14,483,687

		32,980,032

Consumer Finance - 2.5%
Harley-Davidson Financial Services, Inc. 0.52%, 01/11/2016 (A) (C)	3,200,000	3,199,538
Toyota Motor Credit Corp. 0.43%, 05/09/2016 (A)	14,000,000	14,000,000

		17,199,538

Diversified Financial Services - 28.3%
CAFCO LLC 0.47%, 03/18/2016 (A) (C)	9,000,000	8,990,953
Cancara Asset Securitisation LLC
0.47%, 02/05/2016 (A)	15,000,000	14,993,146
0.63%, 04/01/2016 (A)	8,500,000	8,486,464
Collateralized Commercial Paper II Co. LLC
0.47%, 04/22/2016 (A) (C)	7,500,000	7,489,033
0.52%, 03/07/2016 (A) (C)	18,000,000	17,982,840
Fairway Finance Co. LLC 0.41%, 01/07/2016 (A) (C)	12,500,000	12,500,000
Jupiter Securitization Co. LLC 0.50%, 02/11/2016 - 05/03/2016 (A) (C)	24,000,000	23,970,389
Liberty Street Funding LLC 0.48%, 04/12/2016 (A) (C)	5,000,000	4,993,200
Mont Blanc Capital Corp. 0.32%, 01/05/2016 (A) (C)	11,000,000	10,999,609
Nieuw Amsterdam Receivables Corp.
0.50%, 03/03/2016 (A) (C)	15,000,000	14,987,083
0.69%, 04/01/2016 (A) (C)	15,000,000	14,973,837
Regency Markets No. 1 LLC 0.42%, 01/15/2016 (A) (C)	10,000,000	9,998,367
Sheffield Receivables Co. LLC 0.38%, 01/06/2016 (A) (C)	18,500,000	18,499,024
South Carolina Fuel Co., Inc. 0.70%, 01/06/2016 (A) (C)	3,300,000	3,299,679
Victory Receivables Corp. 0.28%, 01/06/2016 (A) (C)	21,000,000	20,999,183

		193,162,807

Multi-Utilities - 1.4%
Dominion Resources, Inc. 0.62%, 01/15/2016 (A) (C)	3,200,000	3,199,228
Duke Energy Corp. 0.87%, 01/22/2016 (A) (C)	3,250,000	3,248,351
Southern Co. 0.60%, 01/07/2016 (A) (C)	3,100,000	3,099,690

		9,547,269

Oil, Gas & Consumable Fuels - 0.5%
Spectra Energy Partners LP 1.00%, 01/19/2016 (A) (C)	3,300,000	3,298,350

Real Estate Investment Trusts - 1.5%
Simon Property Group LP 0.32%, 01/11/2016 (A) (C)	10,000,000	9,998,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
COMMERCIAL PAPER (continued)
Software - 3.7%
Manhattan Asset Funding Co. LLC
0.35%, 01/06/2016 (A) (C)	$ 10,000,000	$ 9,999,514
0.48%, 02/10/2016 (A) (C)	8,000,000	7,995,733
0.70%, 04/04/2016 (A) (C)	7,000,000	6,987,206

		24,982,453

Total Commercial Paper (Cost $500,360,811)		500,360,811

REPURCHASE AGREEMENTS - 10.9%
Bank of America NA 0.67% (A), dated 11/23/2015, to be repurchased at $13,250,335 on 02/22/2016 (D). Collateralized by an Asset-Backed Security, Zero Coupon, due 08/03/2020, and with a value of $14,177,501 (B).	13,250,000	13,250,000
Barclays Capital, Inc. 0.30% (A), dated 12/31/2015, to be repurchased at $5,000,167 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 5.58% - 6.18%, due 11/25/2041 - 06/25/2042, and with a total value of $5,111,806.	5,000,000	5,000,000
Goldman Sachs & Co. 0.32% (A), dated 12/31/2015, to be repurchased at $12,500,444 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 2.55% - 6.50%, due 01/01/2017 - 02/01/2045, and with a total value of $12,750,000.	12,500,000	12,500,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

ING Financial Markets LLC 0.27% (A), dated 12/31/2015, to be repurchased at $6,800,204 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 01/01/2027, and with a value of $6,937,968.

	$ 6,800,000	$ 6,800,000
Jefferies LLC 0.50% (A), dated 12/31/2015, to be repurchased at $37,002,056 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 0.61% - 3.50%, due 11/01/2025 - 09/01/2045, and with a total value of $37,740,000.	37,000,000	37,000,000
State Street Bank & Trust Co. 0.03% (A), dated 12/31/2015, to be repurchased at $172,619 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 2.06%, due 05/27/2021, and with a value of $179,550.	172,618	172,618

Total Repurchase Agreements (Cost $74,722,618)		74,722,618

Total Investments (Cost $692,083,599) (E)		692,083,599
Net Other Assets (Liabilities) - (1.3)%		(8,916,057)

Net Assets - 100.0%		$ 683,167,542

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Certificates of Deposit	$—	$87,000,170	$—	$87,000,170
Corporate Debt Securities	—	30,000,000	—	30,000,000
Commercial Paper	—	500,360,811	—	500,360,811
Repurchase Agreements	—	74,722,618	—	74,722,618

Total Investments	$—	$692,083,599	$—	$692,083,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2015.
(B)	Illiquid security. Total aggregate value of illiquid securities is $28,250,000, representing 4.1% of the Portfolio’s net assets.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $329,112,362, representing 48.2% of the Portfolio’s net assets.
(D)	Open maturity repurchase agreement. Both the Portfolio and counterparty have the right to terminate the repurchase agreement at any time.
(E)	Aggregate cost for federal income tax purposes is $692,083,599.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $617,360,981)	$617,360,981
Repurchase agreement, at value (cost $74,722,618)	74,722,618
Receivables:
Shares sold	238,202
Interest	72,646
Due from distributor	93,151

Total assets	692,487,598

Liabilities:
Payables and other liabilities:
Shares redeemed	8,944,745
Investment advisory fees	180,621
Distribution and service fees	96,647
Administration fees	17,539
Transfer agent fees	1,651
Trustees, CCO and deferred compensation fees	2,078
Audit and tax fees	11,707
Custody fees	21,433
Legal fees	7,973
Printing and shareholder reports fees	33,654
Other	2,008

Total liabilities	9,320,056

Net assets	$683,167,542

Net assets consist of:
Capital stock ($0.01 par value)	$6,831,675
Additional paid-in capital	676,334,761
Undistributed (distributions in excess of) net investment income (loss)	1,106

Net assets	$683,167,542

Net assets by class:
Initial Class	$232,136,650
Service Class	451,030,892

Shares outstanding:
Initial Class	232,137,053
Service Class	451,030,464

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$1,910,084

Total investment income	1,910,084

Expenses:
Investment advisory fees	2,285,004
Distribution and service fees:
Service Class	1,058,110
Administration fees	177,711
Transfer agent fees	8,776
Trustees, CCO and deferred compensation fees	17,957
Audit and tax fees	18,271
Custody fees	122,850
Legal fees	41,756
Printing and shareholder reports fees	21,382
Other	23,515

Total expenses before waiver and/or reimbursement and recapture	3,775,332

Expenses waived and/or reimbursed:
Portfolio Level	(844,798)
Service Class	(1,054,861)

Net expenses	1,875,673

Net investment income (loss)	34,411

Net increase (decrease) in net assets resulting from operations	$34,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$34,411	$31,502

Net increase (decrease) in net assets resulting from operations	34,411	31,502

Distributions to shareholders:
Net investment income:
Initial Class	(11,710)	(12,477)
Service Class	(21,595)	(20,104)

Total distributions from net investment income	(33,305)	(32,581)

Capital share transactions:
Proceeds from shares sold:
Initial Class	122,551,241	95,772,066
Service Class	299,324,991	308,210,360

	421,876,232	403,982,426

Dividends and distributions reinvested:
Initial Class	11,731	12,477
Service Class	21,632	20,104

	33,363	32,581

Cost of shares redeemed:
Initial Class	(129,719,949)	(113,346,247)
Service Class	(275,521,624)	(257,646,797)

	(405,241,573)	(370,993,044)

Net increase (decrease) in net assets resulting from capital share transactions	16,668,022	33,021,963

Net increase (decrease) in net assets	16,669,128	33,020,884

Net assets:
Beginning of year	666,498,414	633,477,530

End of year	$683,167,542	$666,498,414

Undistributed (distributions in excess of) net investment income (loss)	$1,106	$—

Capital share transactions - shares:
Shares issued:
Initial Class	122,551,241	95,772,066
Service Class	299,324,991	308,210,360

	421,876,232	403,982,426

Shares reinvested:
Initial Class	11,731	12,477
Service Class	21,632	20,104

	33,363	32,581

Shares redeemed:
Initial Class	(129,719,949)	(113,346,247)
Service Class	(275,521,624)	(257,646,797)

	(405,241,573)	(370,993,044)

Net increase (decrease) in shares outstanding:
Initial Class	(7,156,977)	(17,561,704)
Service Class	23,824,999	50,583,667

	16,668,022	33,021,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (C)	0.01%		0.01%		0.00	%(D)	0.00	%(D)	0.00	%(D)

Ratio and supplemental data:
Net assets end of year (000’s)	$232,137		$239,293		$256,856		$281,912		$356,818
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%		0.42%		0.42%		0.42%		0.43%
Including waiver and/or reimbursement and recapture (E)	0.29%		0.23%		0.26%		0.30%		0.21%
Net investment income (loss) to average net assets	0.01%		0.00	%(D)	0.01%		0.01%		0.00	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Distributions:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (C)	0.01%		0.01%		0.00	%(D)	0.00	%(D)	0.00	%(D)

Ratio and supplemental data:
Net assets end of year (000’s)	$451,031		$427,205		$376,622		$325,394		$339,865
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%		0.67%		0.67%		0.67%		0.68%
Including waiver and/or reimbursement and recapture (E)	0.29%		0.23%		0.25%		0.30%		0.21%
Net investment income (loss) to average net assets	0.01%		0.00	%(D)	0.01%		0.01%		0.00	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM up to an annual rate of 0.35% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.57%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations. As of December 31, 2015, there were no additional amounts available for recapture by TAM.

In addition to the advisory fee waiver for the Portfolio, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of the Portfolio in order to avoid a negative yield. At any point in which the Portfolio, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of the Portfolio to experience a negative yield. Waived expenses related to the maintenance of the yield are included within the Statement of Operations.

For the years ended December 31, 2015, December 31, 2014, and December 31, 2013, the amounts waived were as follows:

Portfolio	2015 Amount Waived	2015 Percentage Waived	2014 Amount Waived	2014 Percentage Waived	2013 Amount Waived	2013 Percentage Waived
Portfolio Level	$844,798	0.13%	$1,225,004	0.19%	$1,039,793	0.16%
Service Class	1,054,861	0.25	982,809	0.25	931,058	0.25

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 33,305	$ —	$ —	$32,581	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,106	$ —	$ —	$ —	$ —	$ —

9. NEW ACCOUNTING PRONOUNCEMENT

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. NEW ACCOUNTING PRONOUNCEMENT (continued)

other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Money Market VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Money Market VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December - the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Government Index returned 0.86%, led by government-related debt, and Treasuries outperformed agency securities.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 0.10%. By comparison, its benchmark, the Barclays U.S. Government Index, returned 0.86%.

STRATEGY REVIEW

The Portfolio lagged its benchmark for the 12-month period. Throughout the year, the Portfolio had a modestly shorter duration than the benchmark, as we believed that interest-rate movements posed the most significant risk to returns. In keeping with this view, we underweighted Treasury and government-related securities while overweighting agency securities and other fixed income asset classes that are not part of the index but provided additional yield. This included asset-backed securities, agency residential mortgage-backed securities and investment grade corporate bonds. As anticipated, these non-index holdings contributed additional current income; however, the benefit was partially offset by price declines as credit spreads increased.

As for Treasury holdings, we significantly underweighted short-term securities, which are most vulnerable to interest-rate increases, and slightly overweighted long-term securities. This worked to the Portfolio’s advantage after the FOMC raised the federal funds rate. Short-term yields rose more rapidly than long-term yields at that point, and being underweight short Treasuries limited the damage. Conversely, having a short duration versus the benchmark also limited the Portfolio’s income, which detracted from performance relative to the benchmark.

Calvin Norris, CFA

Tyler Knight

Charles Foster, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.10%	2.99%	4.07%	05/13/1994
Barclays U.S. Government Index (A)	0.86%	2.77%	4.10%
Service Class	(0.18)%	2.72%	3.82%	05/01/2003

(A) The Barclays U.S. Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,002.60	$3.08	$1,022.10	$3.11	0.61%
Service Class	1,000.00	1,000.70	4.34	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	88.6%
AAA	7.8
AA	1.1
A	1.2
BBB	4.9
BB	0.1
B	0.1
NR (Not Rated)	12.0
Net Other Assets (Liabilities)	(15.8)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 2.0%
Access to Loans for Learning Student Loan Corp.
Series 2012-1, Class A
1.12%, 07/25/2036 (A)	$ 6,241,705	$ 6,157,428
Chancelight, Inc.
Series 2012-2, Class A
1.15%, 04/25/2039 (A) (B)	4,258,227	4,186,233
EFS Volunteer No. 3 LLC
Series 2012-1, Class A1
1.02%, 10/25/2021 (A) (B)	432,131	431,899
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.64%, 03/20/2036 (A)	2,308,778	2,293,189
Series 2007-1, Class A4
0.76%, 03/20/2036 (A)	2,414,095	2,388,140
SBA Small Business Investment Cos.
Series 2012-10B, Class 1
2.25%, 09/10/2022	4,342,607	4,334,641
South Carolina Student Loan Corp.
Series 2010-1, Class A2
1.32%, 07/25/2025 (A)	7,234,595	7,162,683

Total Asset-Backed Securities (Cost $26,560,542)		26,954,213

CORPORATE DEBT SECURITIES - 6.4%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	1,385,000	1,518,790

Automobiles - 0.2%
Ford Motor Credit Co. LLC
4.25%, 09/20/2022	1,410,000	1,442,482
General Motors Co.
3.50%, 10/02/2018	1,645,000	1,661,516

		3,103,998

Banks - 2.0%
Bank of America Corp.
3.88%, 08/01/2025, MTN	10,000,000	10,151,280
Barclays Bank PLC
10.18%, 06/12/2021 (B)	1,440,000	1,865,370
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019 (A) (B) (C)	1,400,000	1,728,300
ING Bank NV
5.80%, 09/25/2023 (B)	1,500,000	1,629,705
JPMorgan Chase & Co.
3.90%, 07/15/2025	10,000,000	10,305,220
Societe Generale SA
5.75%, 04/20/2016 (B)	1,323,000	1,339,853

		27,019,728

Building Products - 0.1%
Owens Corning
4.20%, 12/15/2022	1,500,000	1,500,873

Capital Markets - 0.9%
Goldman Sachs Group, Inc.
4.00%, 03/03/2024	10,000,000	10,263,800
Morgan Stanley
3.75%, 02/25/2023	1,500,000	1,536,399

		11,800,199

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.2%
Discover Financial Services
3.85%, 11/21/2022	$ 2,300,000	$ 2,279,017

Diversified Financial Services - 0.2%
Portmarnock Leasing LLC
1.74%, 10/22/2024	2,306,214	2,245,544

Diversified Telecommunication Services - 1.7%
AT&T, Inc.
2.45%, 06/30/2020	10,000,000	9,848,240
CenturyLink, Inc.
5.80%, 03/15/2022	1,170,000	1,072,305
Unison Ground Lease Funding LLC
6.39%, 04/15/2040 (B)	1,750,000	1,980,573
Verizon Communications, Inc.
4.50%, 09/15/2020	9,375,000	10,072,565

		22,973,683

Insurance - 0.6%
Fidelity National Financial, Inc.
5.50%, 09/01/2022	1,750,000	1,857,306
Nippon Life Insurance Co.
5.00%, 10/18/2042 (A) (B)	1,025,000	1,071,125
Prudential Financial, Inc.
5.38%, 05/15/2045 (A)	2,265,000	2,262,169
ZFS Finance USA Trust II
6.45%, 12/15/2065 (A) (B)	2,100,000	2,122,050

		7,312,650

Media - 0.1%
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020	1,675,000	1,547,281

Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer Partners, LP
7.60%, 02/01/2024 (D)	1,000,000	1,050,044

Road & Rail - 0.2%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (B)	2,000,000	2,290,000

Total Corporate Debt Securities (Cost $82,950,943)		84,641,807

MORTGAGE-BACKED SECURITIES - 0.5%
BCAP LLC Trust
Series 2009-RR6, Class 2A1
2.65%, 08/26/2035 (A) (B)	1,017,186	1,010,180
Citigroup Mortgage Loan Trust
Series 2010-10, Class 4A1
4.00%, 01/25/2036 (B)	246,685	248,956
Eleven Madison Trust Mortgage Trust
Series 2015-11MD, Class A
3.55%, 09/10/2035 (A) (B)	5,000,000	5,054,482

Total Mortgage-Backed Securities (Cost $6,311,134)		6,313,618

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
Texas - 0.4%
North Texas Higher Education Authority, Inc., Revenue Bonds
Series 1
1.24%, 12/01/2034 (A)	5,671,827	5,646,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont - 0.2%
Vermont Student Assistance Corp.,
Certificate of Obligation
Zero Coupon, 07/28/2034 (A)	$ 3,032,421	$ 2,922,283

Total Municipal Government Obligations (Cost $8,689,954)		8,568,360

U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.6%
Federal Home Loan Mortgage Corp.
0.88%, 03/07/2018 (D)	30,000,000	29,789,490
1.00%, 12/15/2017 (D)	75,000,000	74,799,375
6.25%, 07/15/2032	5,000,000	6,951,225
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through Certificates
Series K051, Class A2
3.31%, 10/25/2048	15,000,000	15,358,559
Federal Home Loan Mortgage Corp.
REMIC
4.00%, 08/15/2028 - 02/15/2029	1,809,703	1,868,189
Federal National Mortgage Association
1.13%, 12/14/2018	45,000,000	44,625,105
1.88%, 12/28/2020 (D)	45,000,000	44,975,610
4.00%, TBA (E) (F)	63,000,000	66,664,830
Government National Mortgage Association
4.00%, 08/20/2037	563,187	570,006
4.58%, 06/20/2062	9,721,735	10,308,543
4.60%, 10/20/2061	9,167,267	9,610,570
4.65%, 08/20/2061	9,016,819	9,488,951
4.66%, 09/20/2061 - 10/20/2061	16,323,444	17,123,764
4.70%, 07/20/2061 - 12/20/2061	15,842,599	16,622,485
Overseas Private Investment Corp.
5.14%, 12/15/2023	22,361	24,252
Tennessee Valley Authority
4.25%, 09/15/2065	4,000,000	3,907,868

Total U.S. Government Agency Obligations (Cost $354,861,241)		352,688,822

U.S. GOVERNMENT OBLIGATIONS - 49.4%
U.S. Treasury Bond
2.75%, 11/15/2042	12,800,000	12,204,506
2.88%, 08/15/2045	16,500,000	16,024,981
3.00%, 11/15/2045	45,000,000	44,864,640
3.13%, 11/15/2041	9,000,000	9,298,125
3.38%, 05/15/2044	9,000,000	9,658,827
3.50%, 02/15/2039	9,000,000	9,954,846
4.38%, 05/15/2040	50,000,000	62,914,050
6.13%, 08/15/2029	3,000,000	4,257,657
6.25%, 05/15/2030	4,000,000	5,799,844
U.S. Treasury Inflation Indexed Note
0.38%, 07/15/2023	5,110,100	4,992,062
U.S. Treasury Note
0.63%, 07/31/2017	12,000,000	11,932,968
0.75%, 10/31/2017	34,000,000	33,819,392
0.88%, 02/28/2017 - 11/30/2017 (D)	50,000,000	49,888,270
0.88%, 10/15/2018	5,000,000	4,944,920
1.00%, 09/15/2017 - 08/15/2018	28,000,000	27,865,632
1.25%, 11/15/2018 - 12/15/2018	105,000,000	104,786,213
1.38%, 02/29/2020 - 04/30/2020	14,000,000	13,826,210
1.50%, 12/31/2018 - 05/31/2020	33,210,000	33,052,786

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note (continued)
1.63%, 07/31/2020	$ 5,000,000	$ 4,976,170
1.63%, 11/30/2020 (D)	4,800,000	4,771,498
1.75%, 09/30/2019	10,000,000	10,067,580
1.88%, 08/31/2022 - 10/31/2022	15,000,000	14,815,825
2.00%, 09/30/2020 - 08/15/2025	116,500,000	115,896,141
2.25%, 11/15/2025 (D)	37,700,000	37,616,042
2.38%, 08/15/2024	8,125,000	8,209,744

Total U.S. Government Obligations (Cost $659,698,110)		656,438,929

COMMERCIAL PAPER - 0.2%
Diversified Financial Services - 0.2%
Private Export Funding Corp.
0.46%, 01/26/2016 (G)	2,024,000	2,023,367

Total Commercial Paper (Cost $2,023,367)		2,023,367

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Federal Home Loan Bank Discount Notes
0.29%, 03/02/2016 (G)	50,000,000	49,975,850
0.41%, 02/19/2016 (G)	37,500,000	37,488,037
0.47%, 03/23/2016 (G)	43,000,000	42,971,706

Total Short-Term U.S. Government Agency Obligations (Cost $130,409,470)		130,435,593

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.8%
U.S. Treasury Bill
0.21%, 03/03/2016 (G)	37,500,000	37,493,400

Total Short-Term U.S. Government Obligation (Cost $37,486,793)		37,493,400

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (G)	149,866,754	149,866,754

Total Securities Lending Collateral (Cost $149,866,754)		149,866,754

	Principal	Value
REPURCHASE AGREEMENT - 6.2%
State Street Bank & Trust Co. 0.03% (G), dated 12/31/2015, to be repurchased at $83,006,385 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 08/31/2019, and with a value of $84,670,300.	$ 83,006,109	83,006,109

Total Repurchase Agreement (Cost $83,006,109)		83,006,109

Total Investments (Cost $1,541,864,417) (H)		1,538,430,972
Net Other Assets (Liabilities) - (15.8)%		(210,041,179)

Net Assets - 100.0%		$ 1,328,389,793

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$26,954,213	$—	$26,954,213
Corporate Debt Securities	—	84,641,807	—	84,641,807
Mortgage-Backed Securities	—	6,313,618	—	6,313,618
Municipal Government Obligations	—	8,568,360	—	8,568,360
U.S. Government Agency Obligations	—	352,688,822	—	352,688,822
U.S. Government Obligations	—	656,438,929	—	656,438,929
Commercial Paper	—	2,023,367	—	2,023,367
Short-Term U.S. Government Agency Obligations	—	130,435,593	—	130,435,593
Short-Term U.S. Government Obligation	—	37,493,400	—	37,493,400
Securities Lending Collateral	149,866,754	—	—	149,866,754
Repurchase Agreement	—	83,006,109	—	83,006,109

Total Investments	$149,866,754	$1,388,564,218	$—	$1,538,430,972

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $24,958,726, representing 1.9% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $146,868,500. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(F)	Cash in the amount of $259,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(G)	Rate disclosed reflects the yield at December 31, 2015.
(H)	Aggregate cost for federal income tax purposes is $1,542,451,595. Aggregate gross unrealized appreciation and depreciation for all securities is $5,111,087 and $9,131,710, respectively. Net unrealized depreciation for tax purposes is $4,020,623.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $1,458,858,308) (including securities loaned of $146,868,500)	$1,455,424,863
Repurchase agreement, at value (cost $83,006,109)	83,006,109
Cash	77,000
Cash on deposit with broker	3,284,213
Receivables:
Shares sold	38,848
Interest	3,945,241
Net income from securities lending	69,306

Total assets	1,545,845,580

Liabilities:
Payables and other liabilities:
Shares redeemed	69,731
When-issued, delayed-delivery, and forward commitment securities purchased	66,772,945
Investment advisory fees	544,792
Distribution and service fees	96,837
Administration fees	29,716
Transfer agent fees	1,050
Trustees, CCO and deferred compensation fees	10,188
Audit and tax fees	12,284
Custody fees	11,892
Legal fees	4,115
Printing and shareholder reports fees	34,231
Other	1,252
Collateral for securities on loan	149,866,754

Total liabilities	217,455,787

Net assets	$1,328,389,793

Net assets consist of:
Capital stock ($0.01 par value)	$1,111,713
Additional paid-in capital	1,327,026,717
Undistributed (distributions in excess of) net investment income (loss)	5,611,633
Accumulated net realized gain (loss)	(1,926,825)
Net unrealized appreciation (depreciation) on:
Investments	(3,433,445)

Net assets	$1,328,389,793

Net assets by class:
Initial Class	$870,389,426
Service Class	458,000,367

Shares outstanding:
Initial Class	73,448,671
Service Class	37,722,623

Net asset value and offering price per share:
Initial Class	$11.85
Service Class	12.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$10,325,816
Net income from securities lending	119,660

Total investment income	10,445,476

Expenses:
Investment advisory fees	2,612,080
Distribution and service fees:
Service Class	802,266
Administration fees	132,143
Transfer agent fees	5,366
Trustees, CCO and deferred compensation fees	22,218
Audit and tax fees	16,940
Custody fees	64,852
Legal fees	24,902
Other	16,517

Total expenses	3,697,284

Net investment income (loss)	6,748,192

Net realized gain (loss) on:
Investments	(3,754,652)
Futures contracts	894,811
Foreign currency transactions	(9,750)

Net realized gain (loss)	(2,869,591)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,414,869)
Futures contracts	(151,583)
Translation of assets and liabilities denominated in foreign currencies	374

Net change in unrealized appreciation (depreciation)	(9,566,078)

Net realized and change in unrealized gain (loss)	(12,435,669)

Net increase (decrease) in net assets resulting from operations	$(5,687,477)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$6,748,192	$6,389,463
Net realized gain (loss)	(2,869,591)	1,591,406
Net change in unrealized appreciation (depreciation)	(9,566,078)	9,459,477

Net increase (decrease) in net assets resulting from operations	(5,687,477)	17,440,346

Distributions to shareholders:
Net investment income:
Initial Class	(2,132,435)	(4,456,931)
Service Class	(4,534,070)	(9,086,728)

Total distributions from net investment income	(6,666,505)	(13,543,659)

Net realized gains:
Initial Class	(497,137)	(1,871,481)
Service Class	(1,212,371)	(4,281,322)

Total distributions from net realized gains	(1,709,508)	(6,152,803)

Total distributions to shareholders	(8,376,013)	(19,696,462)

Capital share transactions:
Proceeds from shares sold:
Initial Class	794,600,752	19,372,160
Service Class	312,082,706	131,195,720

	1,106,683,458	150,567,880

Dividends and distributions reinvested:
Initial Class	2,629,572	6,328,412
Service Class	5,746,441	13,368,050

	8,376,013	19,696,462

Cost of shares redeemed:
Initial Class	(31,725,112)	(228,901,801)
Service Class	(128,921,622)	(153,487,045)

	(160,646,734)	(382,388,846)

Net increase (decrease) in net assets resulting from capital share transactions	954,412,737	(212,124,504)

Net increase (decrease) in net assets	940,349,247	(214,380,620)

Net assets:
Beginning of year	388,040,546	602,421,166

End of year	$1,328,389,793	$388,040,546

Undistributed (distributions in excess of) net investment income (loss)	$5,611,633	$6,633,286

Capital share transactions - shares:
Shares issued:
Initial Class	66,695,714	1,571,507
Service Class	25,367,747	10,428,210

	92,063,461	11,999,717

Shares reinvested:
Initial Class	219,680	526,929
Service Class	467,951	1,085,950

	687,631	1,612,879

Shares redeemed:
Initial Class	(2,614,259)	(18,467,556)
Service Class	(10,354,997)	(12,145,205)

	(12,969,256)	(30,612,761)

Net increase (decrease) in shares outstanding:
Initial Class	64,301,135	(16,369,120)
Service Class	15,480,701	(631,045)

	79,781,836	(17,000,165)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.16	$12.33	$13.23	$13.13	$12.75

Investment operations:
Net investment income (loss) (A)	0.18	0.23	0.23	0.24	0.32
Net realized and unrealized gain (loss)	(0.17)	0.34	(0.53)	0.42	0.65

Total investment operations	0.01	0.57	(0.30)	0.66	0.97

Distributions:
Net investment income	(0.26)	(0.52)	(0.31)	(0.23)	(0.37)
Net realized gains	(0.06)	(0.22)	(0.29)	(0.33)	(0.22)

Total distributions	(0.32)	(0.74)	(0.60)	(0.56)	(0.59)

Net asset value, end of year	$11.85	$12.16	$12.33	$13.23	$13.13

Total return (B)	0.10%	4.66%	(2.23)%	5.06%	7.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$870,390	$111,203	$314,640	$411,429	$331,980
Expenses to average net assets	0.61%	0.62%	0.62%	0.61%	0.62%
Net investment income (loss) to average net assets	1.52%	1.81%	1.75%	1.76%	2.46%
Portfolio turnover rate	171%	74%	38%	86%	184%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.45	$12.58	$13.47	$13.37	$12.98

Investment operations:
Net investment income (loss) (A)	0.17	0.20	0.20	0.20	0.28
Net realized and unrealized gain (loss)	(0.19)	0.35	(0.54)	0.43	0.66

Total investment operations	(0.02)	0.55	(0.34)	0.63	0.94

Distributions:
Net investment income	(0.23)	(0.46)	(0.26)	(0.20)	(0.33)
Net realized gains	(0.06)	(0.22)	(0.29)	(0.33)	(0.22)

Total distributions	(0.29)	(0.68)	(0.55)	(0.53)	(0.55)

Net asset value, end of year	$12.14	$12.45	$12.58	$13.47	$13.37

Total return (B)	(0.18)%	4.42%	(2.49)%	4.79%	7.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$458,000	$276,838	$287,781	$609,613	$632,119
Expenses to average net assets	0.86%	0.87%	0.87%	0.86%	0.87%
Net investment income (loss) to average net assets	1.37%	1.58%	1.48%	1.52%	2.17%
Portfolio turnover rate	171%	74%	38%	86%	184%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Consolidated Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$78,307	$—	$—	$—	$78,307
U.S. Government Agency Obligations	69,489,422	—	—	—	69,489,422
U.S. Government Obligations	80,299,025	—	—	—	80,299,025
Total Securities Lending Transactions	$149,866,754	$—	$—	$—	$149,866,754
Total Borrowings	$149,866,754	$—	$—	$—	$149,866,754
Gross amount of recognized liabilities for securities lending transactions					$149,866,754

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$455,012	$439,799	$—	$—	$—	$894,811
Total	$455,012	$439,799	$—	$—	$—	$894,811

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(151,583)	$—	$—	$—	$—	$(151,583)
Total	$(151,583)	$—	$—	$—	$—	$(151,583)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
16,192,308	(4,823,077)

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$143,034,371	10.77%
Transamerica Asset Allocation – Moderate Growth VP	164,398,132	12.38
Transamerica Asset Allocation – Moderate VP	454,734,100	34.23
Transamerica International Moderate Growth VP	13,983,871	1.05
Total	$776,150,474	58.43%

Investment advisory fees: The Portfolio pays advisory fees to TAM up to an annual rate of 0.55% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.63%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 75,400,304	$ 1,388,370,291	$ 30,223,240	$ 721,316,074

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to TIPS sell adjustment, prior year TIPS deflation adjustment, distribution redesignations, foreign currency gains and losses, and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,103,340)	$ 1,103,340

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 1,087,859	$ 251,788

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,416,005	$ 960,008	$ —	$ 13,543,659	$ 6,152,803	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,611,633	$ —	$ (1,339,647)	$ —	$ —	$ (4,020,623)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $960,008 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.38%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 7.53% for a European investor, while the strong dollar brought that down to 16.96% for U.S. investors.

The most turbulent market event occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot up above 45%, a level that hasn’t been reached since 2011. News of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably made it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. More importantly, 2015 was also a year when volatility itself was especially volatile, creating one of the most challenging environments to date for managed volatility strategies. The higher average volatility is the result of periods of low market volatility quickly shifting into exceptionally high volatility. Historically, environments like this have been infrequent and short lived.

PERFORMANCE

For the period ended December 31, 2015, Transamerica American Funds Managed Risk VP, Service Class returned (3.80)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned (0.53)%, and (0.45)%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC has managed the Portfolio since its inception on May 1, 2015. We aim to invest 95% of its total assets in the American Funds Insurance Series - Asset Allocation Fund, a highly diversified portfolio that targets roughly a 60/40 split between equities and bonds, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to help manage the Portfolio’s volatility, and guard against severe and sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract during highly volatile recoveries.

The Portfolio underperformed its benchmarks during the period since May 1 to the end of the year, primarily due to the impact of futures’ losses, the underlying fund’s underperformance relative to the benchmark, and fees. Prior to September 30, the Portfolio had accumulated a net contribution from the futures overlay, especially during September. The quick and relatively volatile recovery from September 30 to October 16, when the Portfolio was on average 18% hedged against equities, caused the majority of the return drag accumulated during the period. However, the Portfolio experienced reduced maximum drawdown, lower realized volatility, and substantially reduced maximum 21-day volatility, as compared to the underlying holding.

During the period the Portfolio used derivatives, these positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2015
	10 Years or Since Inception of Class		Inception Date
Service Class	(3.80	)% (A)	05/01/2015
S&P 500® (B)	(0.53	)% (A)
Transamerica American Funds Managed Risk VP Blended Benchmark (B) (C) (D)	(0.45	)% (A)

(A) Not annualized.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Barclays U.S. Aggregate Bond Index.

(D) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$983.60	$4.25	$1,020.90	$4.33	0.85%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers the fiscal period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	94.0%
Repurchase Agreement	4.1
Net Other Assets (Liabilities) ^	1.9
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANY - 94.0%
U.S. Fixed Income Fund - 94.0%
American Funds Insurance Series - Asset Allocation Fund	5,897,807	$ 121,612,785

Total Investment Company (Cost $123,611,521)		121,612,785

Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co. 0.03% (A), dated 12/31/2015, to be repurchased at $5,359,699 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.75%, due 01/15/2017, and with a value of $5,468,638.

$ 5,359,681	$ 5,359,681

Total Repurchase Agreement (Cost $5,359,681)	5,359,681

Total Investments (Cost $128,971,202) (B)	126,972,466
Net Other Assets (Liabilities) - 1.9%	2,405,607

Net Assets - 100.0%	$ 129,378,073

FUTURES CONTRACTS: (C)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Short	(5)	03/14/2016	$3,365	$—
EURO STOXX 50® Index	Short	(21)	03/18/2016	—	(12,370)
MSCI Emerging Markets Mini Index	Short	(16)	03/18/2016	—	(5,223)
Russell 2000® Mini Index	Short	(14)	03/18/2016	—	(2,683)
S&P 500® E-Mini	Short	(177)	03/18/2016	—	(117,845)

Total				$3,365	$(138,121)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Company	$121,612,785	$—	$—	$121,612,785
Repurchase Agreement	—	5,359,681	—	5,359,681

Total Investments	$121,612,785	$5,359,681	$—	$126,972,466

Other Financial Instruments
Futures Contracts (E)	$3,365	$—	$—	$3,365

Total Other Financial Instruments	$3,365	$—	$—	$3,365

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(138,121)	$—	$—	$(138,121)

Total Other Financial Instruments	$(138,121)	$—	$—	$(138,121)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2015.
(B)	Aggregate cost for federal income tax purposes is $128,971,202. Net unrealized depreciation for tax purposes is $1,998,736.
(C)	Cash in the amount of $1,008,032 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATION:

STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $123,611,521)	$121,612,785
Repurchase agreement, at value (cost $5,359,681)	5,359,681
Cash	613,135
Cash on deposit with broker	1,008,032
Receivables:
Shares sold	685,088
Interest	4
Variation margin receivable	193,571

Total assets	129,472,296

Liabilities:
Payables and other liabilities:
Investment advisory fees	50,168
Distribution and service fees	25,014
Administration fees	3,002
Transfer agent fees	118
Trustees, CCO and deferred compensation fees	1,632
Audit and tax fees	10,334
Custody fees	3,799
Legal fees	54
Other	102

Total liabilities	94,223

Net assets	$129,378,073

Net assets consist of:
Capital stock ($0.01 par value)	$134,527
Additional paid-in capital	130,373,068
Undistributed (distributions in excess of) net investment income (loss)	1,506,275
Accumulated net realized gain (loss)	(502,259)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,998,736)
Futures contracts	(134,756)
Translation of assets and liabilities denominated in foreign currencies	(46)

Net assets	$129,378,073

Shares outstanding	13,452,701

Net asset value and offering price per share	$9.62

STATEMENT OF OPERATIONS

For the period ended December 31, 2015 (A)

Investment Income:
Dividend income from unaffiliated investments	$1,808,900
Interest income from repurchase agreements	243

Total investment income	1,809,143

Expenses:
Investment advisory fees	182,875
Distribution and service fees	91,438
Administration fees	10,801
Transfer agent fees	330
Trustees, CCO and deferred compensation fees	2,563
Audit and tax fees	12,449
Custody fees	12,152
Legal fees	1,203
Printing and shareholder reports fees	95
Other	601

Total expenses before waiver and/or reimbursement and recapture	314,507

Expense waived and/or reimbursed	(3,619)

Net expenses	310,888

Net investment income (loss)	1,498,255

Net realized gain (loss) on:
Distributions received from unaffiliated investments	763,030
Futures contracts	(1,265,289)
Foreign currency transactions	(196)

Net realized gain (loss)	(502,455)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,998,736)
Futures contracts	(134,756)
Translation of assets and liabilities denominated in foreign currencies	(46)

Net change in unrealized appreciation (depreciation)	(2,133,538)

Net realized and change in unrealized gain (loss)	(2,635,993)

Net increase (decrease) in net assets resulting from operations	$(1,137,738)

(A)	Commenced operations on May 1, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2015 (A)
From operations:
Net investment income (loss)	$1,498,255
Net realized gain (loss)	(502,455)
Net change in unrealized appreciation (depreciation)	(2,133,538)

Net increase (decrease) in net assets resulting from operations	(1,137,738)

Capital share transactions:
Proceeds from shares sold	130,611,887
Cost of shares redeemed	(96,076)

Net increase (decrease) in net assets resulting from capital share transactions	130,515,811

Net increase (decrease) in net assets	129,378,073

Net assets:
Beginning of period	—

End of period	$129,378,073

Undistributed (distributions in excess of) net investment income (loss)	$1,506,275

Capital share transactions - shares:
Shares issued	13,462,903
Shares redeemed	(10,202)

Net increase (decrease) in shares outstanding	13,452,701

(A)	Commenced operations on May 1, 2015.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2015 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.26
Net realized and unrealized gain (loss)	(0.64)

Total investment operations	(0.38)

Net asset value, end of period	$9.62

Total return (D)	(3.80	)%(E)

Ratio and supplemental data:
Net assets end of period (000’s)	$129,378
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.86	%(G)
Including waiver and/or reimbursement and recapture	0.85	%(G)
Net investment income (loss) to average net assets (C)	4.10	%(G)
Portfolio turnover rate (H)	—	%(E)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) commenced operations on May 1, 2015. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$3,365	$—	$—	$—	$3,365
Total (C)	$—	$3,365	$—	$—	$—	$3,365

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(138,121)	$—	$—	$(138,121)
Total (C)	$—	$—	$(138,121)	$—	$—	$(138,121)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$3,733	$(1,269,022)	$—	$—	$(1,265,289)
Total	$—	$3,733	$(1,269,022)	$—	$—	$(1,265,289)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$3,365	$(138,121)	$—	$—	$(134,756)
Total	$—	$3,365	$(138,121)	$—	$—	$(134,756)

The following is a summary of the ending monthly average volume on derivative activity during the period ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
—	(97,811)

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI . No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $5 billion	0.50%
Over $5 billion up to $10 billion	0.49%
Over $10 billion	0.43%

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.60%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, the balances available for recapture by TAM for the Portfolio is as follows:

Amounts Available from Fiscal Years	Total
2015
$ 3,619	$ 3,619

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the period ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 121,039,591	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and non-deductible 12b-1 expenses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (8,216)	$ 8,020	$ 196

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 560,019	$ 77,001

During the period ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 are as follows:

2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,506,275	$ —	$ (637,020)	$ —	$ —	$ (1,998,777)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica American Funds Managed Risk VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica American Funds Managed Risk VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica American Funds Managed Risk VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015, as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December – the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. The rate hike combined with weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, while emerging markets lost ground, and fixed income results were mixed.

PERFORMANCE

For year ended December 31, 2015, Transamerica Asset Allocation – Conservative VP, Initial Class returned (1.96)%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned 0.55% and (0.23)%, respectively.

STRATEGY REVIEW

The Portfolio lagged its custom benchmark due primarily to being underweight equities when global markets rallied in mid-summer and again approaching year-end. Consistent with the strategy’s volatility rule, we had trimmed the overall equity exposure during periods of heightened volatility and, thus, had a below-target allocation when rebounds occurred. Other positions that detracted from relative performance included stock-picking in the underlying equity funds and, to a lesser extent, exposures to two areas that were effected in a major way by troubling times in the oil patch – high yield bonds and master limited partnerships. Over the second half of the year, we trimmed the latter exposure significantly in an effort to limit the damage.

The impact of the detractors was partially mitigated by four other decisions. We were cautiously positioned vis-à-vis interest rate risk, maintaining a short duration that was helpful once the FOMC decided to raise the federal funds rate. Within the equity portfolio, we overweighted large cap, growth and developed market stocks, which outperformed small cap, value and emerging markets, respectively.

Currency hedging also contributed. As the U.S. dollar gained strength against other major currencies during the first half of the period, we used futures to short the euro and yen. This helped to reduce the impact on the value of our holdings denominated in these foreign currencies.

Finally, the largest contributor to relative performance was portfolio manager discretion related to the volatility constraint. The constraint gives us some latitude to decide how closely we follow the guidelines. Exercising that discretion during periods of volatility was additive.

During the year the Portfolio used derivatives, which in aggregate detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.96)%	3.86%	4.23%	05/01/2002
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	4.51%
Wilshire 5000® Total Market Index (B)	(0.23)%	11.85%	7.44%
Service Class	(2.14)%	3.61%	3.97%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$969.90	$0.70	$1,024.50	$0.71	0.14%
Service Class	1,000.00	968.80	1.94	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	51.8%
U.S. Equity Funds	25.8
International Equity Funds	8.4
Repurchase Agreement	7.2
International Fixed Income Funds	5.5
U.S. Mixed Allocation Fund	0.5
U.S. Alternative Fund	0.4
Money Market Fund	0.0 *
Net Other Assets (Liabilities)^	0.4
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 92.4%
International Equity Funds - 8.4%
Transamerica Emerging Markets Equity (A)	657,356	$ 5,120,802
Transamerica Income & Growth (A)	1,601,637	14,767,092
Transamerica International Equity (A)	1,639,136	27,291,613
Transamerica International Equity Opportunities (A)	4,038,736	29,442,385
Transamerica International Small Cap (A)	2,461,844	22,870,531
Transamerica International Small Cap Value (A)	2,190,192	25,274,812

		124,767,235

International Fixed Income Funds - 5.5%
Transamerica Unconstrained Bond (A)	2,537,474	24,258,248
Transamerica Voya Limited Maturity Bond VP (B)	5,776,034	57,702,581

		81,960,829

Money Market Fund - 0.0% (C)
Transamerica Money Market (A)	473,183	473,183

U.S. Alternative Fund - 0.4%
Transamerica Clarion Global Real Estate Securities VP (B)	504,370	6,249,145

U.S. Equity Funds - 25.8%
Transamerica Capital Growth (A)	2,223,853	38,005,648
Transamerica Concentrated Growth (A)	2,587,528	42,047,330
Transamerica Dividend Focused (A)	910,918	9,783,255
Transamerica Jennison Growth VP (B)	3,532,186	38,147,608
Transamerica JPMorgan Mid Cap Value VP (B)	2,713,657	55,385,744
Transamerica Large Cap Value (A)	6,720,331	76,275,752
Transamerica Mid Cap Growth (A) (D)	3,349,152	37,242,565
Transamerica Mid Cap Value Opportunities (A)	1,398,021	14,986,786
Transamerica Small Cap Core (A)	1,086,414	10,234,019
Transamerica Small Cap Growth (A)	1,262,332	14,630,433
Transamerica Small Cap Value (A)	1,967,287	18,708,898
Transamerica Systematic Small/Mid Cap Value VP (B)	403	7,727
Transamerica T. Rowe Price Small Cap VP (B)	260	3,601
Transamerica Voya Mid Cap Opportunities VP (B)	2,266,165	27,216,645

		382,676,011

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 51.8%
Transamerica Aegon U.S. Government Securities VP (B)	12,070,411	$ 143,034,371
Transamerica Bond (A)	3,535,582	31,431,326
Transamerica Core Bond (A)	4,745,054	47,023,486
Transamerica Flexible Income (A)	7,158	64,638
Transamerica Floating Rate (A)	3,936,537	37,948,212
Transamerica High Yield Bond (A)	5,737,985	48,830,254
Transamerica Intermediate Bond (A)	15,575,429	155,598,531
Transamerica PIMCO Total Return VP (B)	12,598,534	139,969,716
Transamerica Short-Term Bond (A)	16,594,790	164,620,316

		768,520,850

U.S. Mixed Allocation Fund - 0.5%
Transamerica MLP & Energy Income (A)	1,140,006	7,341,637

Total Investment Companies (Cost $1,409,831,114)		1,371,988,890

	Principal	Value
REPURCHASE AGREEMENT - 7.2%
State Street Bank & Trust Co. 0.03% (E), dated 12/31/2015, to be repurchased at $107,636,102 on 01/04/2016. Collateralized by U.S. Government Obligations, 1.50% - 1.63%, due 01/31/2019 - 03/31/2019, and with a total value of $109,788,574.	$ 107,635,743	107,635,743

Total Repurchase Agreement (Cost $107,635,743)		107,635,743

Total Investments (Cost $1,517,466,857) (F)		1,479,624,633
Net Other Assets (Liabilities) - 0.4%		5,629,197

Net Assets - 100.0%		$ 1,485,253,830

FUTURES CONTRACTS: (G)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(2,630)	03/31/2016	$1,459,629	$—
10-Year U.S. Treasury Note	Long	1,108	03/21/2016	—	(252,386)
MSCI Emerging Markets Mini Index	Short	(45)	03/18/2016	—	(38,172)
NASDAQ-100 E-Mini Index	Long	100	03/18/2016	—	(38,568)
Russell 2000® Mini Index	Short	(272)	03/18/2016	—	(421,590)
S&P 500® E-Mini	Long	635	03/18/2016	—	(308,262)
U.S. Treasury Bond	Long	335	03/21/2016	118,130	—

Total				$1,577,759	$(1,058,978)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$1,371,988,890	$—	$—	$1,371,988,890
Repurchase Agreement	—	107,635,743	—	107,635,743

Total Investments	$1,371,988,890	$107,635,743	$—	$1,479,624,633

Other Financial Instruments
Futures Contracts (I)	$1,577,759	$—	$—	$1,577,759

Total Other Financial Instruments	$1,577,759	$—	$—	$1,577,759

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(1,058,978)	$—	$—	$(1,058,978)

Total Other Financial Instruments	$(1,058,978)	$—	$—	$(1,058,978)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Non-income producing security.
(E)	Rate disclosed reflects the yield at December 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $1,518,795,285. Aggregate gross unrealized appreciation and depreciation for all securities is $23,026,795 and $62,197,447, respectively. Net unrealized depreciation for tax purposes is $39,170,652.
(G)	Cash in the amount of $6,633,010 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $1,409,831,114)	$1,371,988,890
Repurchase agreement, at value (cost $107,635,743)	107,635,743
Cash on deposit with broker	6,633,010
Receivables:
Shares sold	218
Interest	90
Dividends	118,517

Total assets	1,486,376,468

Liabilities:
Payables and other liabilities:
Shares redeemed	474,304
Investment advisory fees	136,430
Distribution and service fees	254,103
Administration fees	28,517
Transfer agent fees	3,837
Trustees, CCO and deferred compensation fees	2,726
Audit and tax fees	15,477
Custody fees	13,291
Legal fees	21,188
Printing and shareholder reports fees	53,233
Variation margin payable	114,706
Other	4,826

Total liabilities	1,122,638

Net assets	$1,485,253,830

Net assets consist of:
Capital stock ($0.01 par value)	$1,475,455
Additional paid-in capital	1,462,804,256
Undistributed (distributions in excess of) net investment income (loss)	27,153,177
Accumulated net realized gain (loss)	31,144,385
Net unrealized appreciation (depreciation) on:
Affiliated investments	(37,842,224)
Futures contracts	518,781

Net assets	$1,485,253,830

Net assets by class:
Initial Class	$293,085,127
Service Class	1,192,168,703

Shares outstanding:
Initial Class	28,868,999
Service Class	118,676,526

Net asset value and offering price per share:
Initial Class	$10.15
Service Class	10.05

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$32,461,813
Interest income from repurchase agreements	14,506

Total investment income	32,476,319

Expenses:
Investment advisory fees	1,570,909
Distribution and service fees:
Service Class	3,101,729
Administration fees	306,571
Transfer agent fees	21,762
Trustees, CCO and deferred compensation fees	40,741
Audit and tax fees	29,935
Custody fees	58,652
Legal fees	104,418
Printing and shareholder reports fees	28,899
Other	50,158

Total expenses	5,313,774

Net investment income (loss)	27,162,545

Net realized gain (loss) on:
Affiliated investments	19,565,929
Distributions received from affiliated investments	29,858,883
Futures contracts	(18,343,843)
Foreign currency transactions	6,700

Net realized gain (loss)	31,087,669

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(89,993,873)
Futures contracts	938,931

Net change in unrealized appreciation (depreciation)	(89,054,942)

Net realized and change in unrealized gain (loss)	(57,967,273)

Net increase (decrease) in net assets resulting from operations	$(30,804,728)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$27,162,545	$31,661,624
Net realized gain (loss)	31,087,669	63,231,836
Net change in unrealized appreciation (depreciation)	(89,054,942)	(61,454,391)

Net increase (decrease) in net assets resulting from operations	(30,804,728)	33,439,069

Distributions to shareholders:
Net investment income:
Initial Class	(7,053,509)	(10,468,104)
Service Class	(24,612,433)	(31,391,801)

Total distributions from net investment income	(31,665,942)	(41,859,905)

Net realized gains:
Initial Class	(12,526,352)	(6,402,854)
Service Class	(49,381,206)	(21,179,603)

Total distributions from net realized gains	(61,907,558)	(27,582,457)

Total distributions to shareholders	(93,573,500)	(69,442,362)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,240,045	31,937,388
Service Class	65,211,623	69,253,182

	89,451,668	101,190,570

Issued from fund acquisition:
Service Class	1,677,890	—

	1,677,890	—

Dividends and distributions reinvested:
Initial Class	19,579,861	16,870,958
Service Class	73,993,639	52,571,404

	93,573,500	69,442,362

Cost of shares redeemed:
Initial Class	(93,077,015)	(102,835,149)
Service Class	(112,129,221)	(136,271,755)

	(205,206,236)	(239,106,904)

Net increase (decrease) in net assets resulting from capital share transactions	(20,503,178)	(68,473,972)

Net increase (decrease) in net assets	(144,881,406)	(104,477,265)

Net assets:
Beginning of year	1,630,135,236	1,734,612,501

End of year	$1,485,253,830	$1,630,135,236

Undistributed (distributions in excess of) net investment income (loss)	$27,153,177	$31,656,574

Capital share transactions - shares:
Shares issued:
Initial Class	2,248,627	2,894,600
Service Class	6,126,441	6,285,893

	8,375,068	9,180,493

Shares issued on fund acquisition:
Service Class	166,623	—

	166,623	—

Shares reinvested:
Initial Class	1,908,369	1,533,723
Service Class	7,282,838	4,823,065

	9,191,207	6,356,788

Shares redeemed:
Initial Class	(8,477,159)	(9,205,192)
Service Class	(10,378,501)	(12,301,621)

	(18,855,660)	(21,506,813)

Net increase (decrease) in shares outstanding:
Initial Class	(4,320,163)	(4,776,869)
Service Class	3,197,401	(1,192,663)

	(1,122,762)	(5,969,532)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$11.05	$11.30	$10.69	$10.27	$10.29

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.23	0.28	0.33	0.36
Net realized and unrealized gain (loss)	(0.42)	0.02	0.70	0.43	(0.09)

Total investment operations	(0.21)	0.25	0.98	0.76	0.27

Distributions:
Net investment income	(0.25)	(0.31)	(0.35)	(0.34)	(0.29)
Net realized gains	(0.44)	(0.19)	(0.02)	—	—

Total distributions	(0.69)	(0.50)	(0.37)	(0.34)	(0.29)

Net asset value, end of year	$10.15	$11.05	$11.30	$10.69	$10.27

Total return (C)	(1.96)%	2.19%	9.36%	7.46%	2.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$293,085	$366,775	$429,007	$492,855	$532,350
Expenses to average net assets (D)	0.14%	0.15%	0.15%	0.14%	0.13%
Net investment income (loss) to average net assets (B)	1.89%	2.05%	2.54%	3.08%	3.43%
Portfolio turnover rate (E)	51%	34%	33%	67%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$10.94	$11.19	$10.59	$10.18	$10.21

Investment operations:
Net investment income (loss) (A) (B)	0.18	0.20	0.26	0.31	0.33
Net realized and unrealized gain (loss)	(0.41)	0.02	0.68	0.42	(0.09)

Total investment operations	(0.23)	0.22	0.94	0.73	0.24

Distributions:
Net investment income	(0.22)	(0.28)	(0.32)	(0.32)	(0.27)
Net realized gains	(0.44)	(0.19)	(0.02)	—	—

Total distributions	(0.66)	(0.47)	(0.34)	(0.32)	(0.27)

Net asset value, end of year	$10.05	$10.94	$11.19	$10.59	$10.18

Total return (C)	(2.14)%	1.95%	9.09%	7.20%	2.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,192,169	$1,263,360	$1,305,606	$1,324,891	$1,148,570
Expenses to average net assets (D)	0.39%	0.40%	0.40%	0.39%	0.38%
Net investment income (loss) to average net assets (B)	1.69%	1.84%	2.35%	2.93%	3.22%
Portfolio turnover rate (E)	51%	34%	33%	67%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$1,577,759	$—	$—	$—	$—	$1,577,759
Total (C)	$1,577,759	$—	$—	$—	$—	$1,577,759

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(252,386)	$—	$(806,592)	$—	$—	$(1,058,978)
Total (C)	$(252,386)	$—	$(806,592)	$—	$—	$(1,058,978)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,490,450	$10,068,537	$(30,902,830)	$—	$—	$(18,343,843)
Total	$2,490,450	$10,068,537	$(30,902,830)	$—	$—	$(18,343,843)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,358,833	$(6,210,415)	$5,790,513	$—	$—	$938,931
Total	$1,358,833	$(6,210,415)	$5,790,513	$—	$—	$938,931

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
100,576,673	(192,972,285)

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $10 billion	0.10%
Over $10 billion	0.09%

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 719,445,276	$ 883,070,888

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales and capital loss carryforward adjustments due to December 23, 2015 reorganization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 15,059	$ —	$ (15,059)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $11,286.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 31,665,942	$ 61,907,558	$ —	$ 41,859,905	$ 27,582,457	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 27,153,177	$ 32,991,593	$ —	$ —	$ —	$ (39,170,651)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. NEW ACCOUNTING PRONOUNCEMENT (continued)

information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation - Conservative VP acquired all of the net assets of Transamerica Voya Conservative Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation - Conservative VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 166,623 shares of Transamerica Asset Allocation - Conservative VP for 175,918 shares of Transamerica Voya Conservative Allocation VP outstanding on December 23, 2015. Transamerica Voya Conservative Allocation VP’s net assets at that date, $1,677,890, including $67,725 unrealized depreciation, were combined with those of Transamerica Asset Allocation - Conservative VP. The aggregate net assets of Transamerica Asset Allocation - Conservative VP immediately before the acquisition were $1,487,695,926; the combined net assets of Transamerica Asset Allocation - Conservative VP immediately after the acquisition were $1,489,373,816. In the acquisition, Transamerica Asset Allocation - Conservative VP retained certain capital loss carryforwards from Transamerica Voya Conservative Allocation VP in the amount of $11,286. The Portfolio could be subject to loss limitation rules. Shares issued to Transamerica Voya Conservative Allocation VP shareholders are as follows:

Class	Shares	Amount
Service	166,623	$1,677,890

The exchange ratio of the reorganization for Transamerica Asset Allocation—Conservative VP is as follows:

Class	Exchange Ratio (A)
Service	0.95

(A)	Calculated by dividing the Transamerica Asset Allocation - Conservative VP shares issuable by the Transamerica Voya Conservative Allocation VP shares outstanding on December 23, 2015.

Assuming the reorganization had been completed on January 1, 2015, the beginning of the annual reporting period of Transamerica Asset Allocation - Conservative VP, the pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment income (loss)	$27,153,599
Net realized and change in unrealized gain (loss)	(58,037,115)
Net increase (decrease) in net assets resulting from operations	(30,883,516)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Voya Conservative Allocation VP that have been included in Transamerica Asset Allocation - Conservative VP’s Statement of Operations since December 23, 2015.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $61,907,558 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015, as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December - the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. The rate hike combined with weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, while emerging markets lost ground, and fixed income results were mixed.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Asset Allocation - Growth VP, Initial Class returned (1.93)%. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned (0.23)%.

STRATEGY REVIEW

The Portfolio lagged its benchmark due primarily to being underweight equities when global markets rallied in mid-summer and again approaching year-end. Consistent with the strategy’s volatility rule, we had trimmed the overall equity exposure during periods of heightened volatility and, thus, had a below-target allocation when rebounds occurred. Other positions that detracted from relative performance included stock-picking in the underlying equity funds and, to a lesser extent, exposures in two areas that were affected in a major way by troubling times in the oil patch - high yield bonds and master limited partnerships. Over the second half of the year, we trimmed the latter exposure significantly in an effort to limit the damage.

The impact of the detractors was partially mitigated by four other decisions. We were cautiously positioned vis-à-vis interest rates risk, maintaining a short duration that was helpful once the FOMC decided to raise the federal funds rate. Within the equity portfolio, we overweighted large cap, growth and developed market stocks, which outperformed small cap, value and emerging markets, respectively.

Currency hedging also contributed. As the U.S. dollar gained strength against other major currencies during the first half of the period, we used futures to short the euro and yen. This helped to reduce the impact on the value of our holdings denominated in these foreign currencies.

Finally, the largest contributor to relative performance was portfolio manager discretion related to the volatility constraint. The constraint gives us some latitude to decide how closely we follow the guidelines. Exercising that discretion during periods of volatility was additive.

During the period the Portfolio used derivatives, which in aggregate detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.93)%	6.35%	4.32%	05/01/2002
Wilshire 5000® Total Market Index (A)	(0.23)%	11.85%	7.44%
Service Class	(2.12)%	6.08%	4.07%	05/01/2003

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$944.90	$0.69	$1,024.50	$0.71	0.14%
Service Class	1,000.00	943.60	1.91	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.0%
International Equity Funds	19.2
U.S. Alternative Fund	4.5
Repurchase Agreement	4.4
International Alternative Funds	3.5
U.S. Mixed Allocation Fund	3.2
U.S. Fixed Income Fund	0.0 *
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 95.4%
International Alternative Funds - 3.5%
Transamerica Global Long/Short Equity (A)	700,000	$ 6,783,000
Transamerica Global Multifactor Macro (A)	2,715,989	26,345,093

		33,128,093

International Equity Funds - 19.2%
Transamerica Emerging Markets Equity (A)	981,903	7,649,025
Transamerica Global Equity (A)	1,329,626	14,625,889
Transamerica International Equity (A)	1,622,583	27,016,003
Transamerica International Equity Opportunities (A)	6,395,790	46,625,308
Transamerica International Small Cap (A)	5,194,212	48,254,227
Transamerica International Small Cap Value (A)	3,210,198	37,045,683

		181,216,135

U.S. Alternative Fund - 4.5%
Transamerica Managed Futures Strategy (A)	4,759,109	42,260,886

U.S. Equity Funds - 65.0%
Transamerica Capital Growth (A)	4,200,046	71,778,779
Transamerica Dividend Focused (A)	1,993,509	21,410,288
Transamerica Jennison Growth VP (B)	7,294,809	78,783,941
Transamerica JPMorgan Mid Cap Value VP (B)	2,668,733	54,468,844
Transamerica Large Cap Value (A)	9,472,149	107,508,897
Transamerica Mid Cap Growth (A) (C)	5,377,116	59,793,525
Transamerica Mid Cap Value Opportunities (A)	7,144,403	76,587,995
Transamerica Small Cap Core (A)	579,699	5,460,760
Transamerica Small Cap Growth (A)	2,704,668	31,347,100
Transamerica Small Cap Value (A)	3,500,667	33,291,339
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G) (H)	3,075	7,703

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Systematic Small/Mid Cap Value VP (B)	268,952	$ 5,153,121
Transamerica T. Rowe Price Small Cap VP (B)	2,065,587	28,608,383
Transamerica Voya Mid Cap Opportunities VP (B)	3,211,464	38,569,679

		612,770,354

U.S. Fixed Income Fund - 0.0% (I)
Transamerica High Yield Bond (A)	22,264	189,467

U.S. Mixed Allocation Fund - 3.2%
Transamerica MLP & Energy Income (A)	4,593,808	29,584,123

Total Investment Companies (Cost $907,255,605)		899,149,058

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $41,177,281 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 09/15/2017, and with a value of $42,000,875.	$ 41,177,143	41,177,143

Total Repurchase Agreement (Cost $41,177,143)		41,177,143

Total Investments (Cost $948,432,748) (K)		940,326,201
Net Other Assets (Liabilities) - 0.2%		1,952,301

Net Assets - 100.0%		$ 942,278,502

FUTURES CONTRACTS: (L)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Mini Index	Long	965	03/18/2016	$1,422,145	$—
NASDAQ-100 E-Mini Index	Long	35	03/18/2016	—	(19,981)
Russell 2000® Mini Index	Short	(130)	03/18/2016	—	(208,881)
S&P 500® E-Mini	Long	29	03/18/2016	—	(4,847)

Total				$1,422,145	$(233,709)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$899,141,355	$—	$7,703	$899,149,058
Repurchase Agreement	—	41,177,143	—	41,177,143

Total Investments	$899,141,355	$41,177,143	$7,703	$940,326,201

Other Financial Instruments
Futures Contracts (O)	$1,422,145	$—	$—	$1,422,145

Total Other Financial Instruments	$1,422,145	$—	$—	$1,422,145

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(233,709)	$—	$—	$(233,709)

Total Other Financial Instruments	$(233,709)	$—	$—	$(233,709)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $7,703, representing less than 0.1% of the Portfolio’s net assets.
(F)	Illiquid security. Total aggregate value of illiquid securities is $7,703, representing less than 0.1% of the Portfolio’s net assets.
(G)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$7,703	0.0	%(I)

(H)	Security is Level 3 of the fair value hierarchy.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $951,639,617. Aggregate gross unrealized appreciation and depreciation for all securities is $41,043,748 and $52,357,164, respectively. Net unrealized depreciation for tax purposes is $11,313,416.
(L)	Cash in the amount of $3,325,650 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $907,255,605)	$899,149,058
Repurchase agreement, at value (cost $41,177,143)	41,177,143
Cash on deposit with broker	3,325,650
Receivables:
Shares sold	141,972
Interest	34

Total assets	943,793,857

Liabilities:
Payables and other liabilities:
Shares redeemed	248,967
Investment advisory fees	80,556
Distribution and service fees	57,826
Administration fees	18,125
Transfer agent fees	2,530
Trustees, CCO and deferred compensation fees	1,680
Audit and tax fees	13,350
Custody fees	9,130
Legal fees	14,875
Printing and shareholder reports fees	60,314
Other	3,238
Variation margin payable	1,004,764

Total liabilities	1,515,355

Net assets	$942,278,502

Net assets consist of:
Capital stock ($0.01 par value)	$864,064
Additional paid-in capital	939,492,960
Undistributed (distributions in excess of) net investment income (loss)	18,762,736
Accumulated net realized gain (loss)	(9,923,147)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(8,106,547)
Futures contracts	1,188,436

Net assets	$942,278,502

Net assets by class:
Initial Class	$671,548,783
Service Class	270,729,719

Shares outstanding:
Initial Class	61,434,282
Service Class	24,972,166

Net asset value and offering price per share:
Initial Class	$10.93
Service Class	10.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$21,034,053
Interest income from repurchase agreements	3,241

Total investment income	21,037,294

Expenses:
Investment advisory fees	1,062,274
Distribution and service fees:
Service Class	744,692
Administration fees	206,284
Transfer agent fees	14,818
Trustees, CCO and deferred compensation fees	27,112
Audit and tax fees	23,837
Custody fees	45,579
Legal fees	71,829
Printing and shareholder reports fees	44,034
Other	33,384

Total expenses	2,273,843

Net investment income (loss)	18,763,451

Net realized gain (loss) on:
Affiliated investments	52,878,003
Distributions received from affiliated investments	43,769,866
Futures contracts	(15,864,140)
Foreign currency transactions	(16)

Net realized gain (loss)	80,783,713

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(112,241,357)
Futures contracts	(1,405,568)

Net change in unrealized appreciation (depreciation)	(113,646,925)

Net realized and change in unrealized gain (loss)	(32,863,212)

Net increase (decrease) in net assets resulting from operations	$(14,099,761)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$18,763,451	$16,294,961
Net realized gain (loss)	80,783,713	128,764,192
Net change in unrealized appreciation (depreciation)	(113,646,925)	(116,116,511)

Net increase (decrease) in net assets resulting from operations	(14,099,761)	28,942,642

Distributions to shareholders:
Net investment income:
Initial Class	(12,076,771)	(19,823,458)
Service Class	(4,211,970)	(6,549,081)

Total distributions from net investment income	(16,288,741)	(26,372,539)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,547,842	25,780,302
Service Class	26,277,525	33,823,961

	39,825,367	59,604,263

Dividends and distributions reinvested:
Initial Class	12,076,771	19,823,458
Service Class	4,211,970	6,549,081

	16,288,741	26,372,539

Cost of shares redeemed:
Initial Class	(164,793,231)	(99,233,565)
Service Class	(49,709,735)	(39,240,248)

	(214,502,966)	(138,473,813)

Net increase (decrease) in net assets resulting from capital share transactions	(158,388,858)	(52,497,011)

Net increase (decrease) in net assets	(188,777,360)	(49,926,908)

Net assets:
Beginning of year	1,131,055,862	1,180,982,770

End of year	$942,278,502	$1,131,055,862

Undistributed (distributions in excess of) net investment income (loss)	$18,762,736	$16,288,042

Capital share transactions - shares:
Shares issued:
Initial Class	1,181,803	2,302,046
Service Class	2,300,996	3,026,745

	3,482,799	5,328,791

Shares reinvested:
Initial Class	1,103,910	1,755,842
Service Class	387,842	584,218

	1,491,752	2,340,060

Shares redeemed:
Initial Class	(14,143,750)	(8,856,918)
Service Class	(4,423,835)	(3,549,632)

	(18,567,585)	(12,406,550)

Net increase (decrease) in shares outstanding:
Initial Class	(11,858,037)	(4,799,030)
Service Class	(1,734,997)	61,331

	(13,593,034)	(4,737,699)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$11.34	$11.30	$9.02	$8.12	$8.70

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.17	0.26	0.12	0.11
Net realized and unrealized gain (loss)	(0.43)	0.14	2.14	0.90	(0.58)

Total investment operations	(0.22)	0.31	2.40	1.02	(0.47)

Distributions:
Net investment income	(0.19)	(0.27)	(0.12)	(0.12)	(0.11)

Net asset value, end of year	$10.93	$11.34	$11.30	$9.02	$8.12

Total return (C)	(1.93)%	2.73%	26.81%	12.60%	(5.42)%

Ratio and supplemental data:
Net assets end of year (000’s)	$671,549	$830,809	$882,269	$711,850	$713,019
Expenses to average net assets (D)	0.14%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets (B)	1.82%	1.48%	2.56%	1.34%	1.22%
Portfolio turnover rate (E)	51%	64%	20%	63%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$11.24	$11.21	$8.96	$8.06	$8.64

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.14	0.23	0.10	0.08
Net realized and unrealized gain (loss)	(0.43)	0.13	2.12	0.90	(0.57)

Total investment operations	(0.24)	0.27	2.35	1.00	(0.49)

Distributions:
Net investment income	(0.16)	(0.24)	(0.10)	(0.10)	(0.09)

Net asset value, end of year	$10.84	$11.24	$11.21	$8.96	$8.06

Total return (C)	(2.12)%	2.44%	26.39%	12.39%	(5.69)%

Ratio and supplemental data:
Net assets end of year (000’s)	$270,730	$300,247	$298,714	$226,019	$204,208
Expenses to average net assets (D)	0.39%	0.40%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets (B)	1.63%	1.26%	2.32%	1.12%	0.94%
Portfolio turnover rate (E)	51%	64%	20%	63%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$1,422,145	$—	$—	$1,422,145
Total (C)	$—	$—	$1,422,145	$—	$—	$1,422,145

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(233,709)	$—	$—	$(233,709)
Total (C)	$—	$—	$(233,709)	$—	$—	$(233,709)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$594,228	$6,161,467	$(22,619,835)	$—	$—	$(15,864,140)
Total	$594,228	$6,161,467	$(22,619,835)	$—	$—	$(15,864,140)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(2,248,538)	$842,970	$—	$—	$(1,405,568)
Total	$—	$(2,248,538)	$842,970	$—	$—	$(1,405,568)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
34,323	(44,573,115)

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $10 billion	0.10%
Over $10 billion	0.09%

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 526,275,079	$ 733,606,650

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (16)	$ 16

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2018
$ 5,527,842

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $73,886,439.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,288,741	$ —	$ —	$ 26,372,539	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,762,736	$ —	$ (5,527,842)	$ —	$ —	$ (11,313,416)

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 1,849,676	$ 208,053

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015, as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December – the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. The rate hike combined with weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, while emerging markets lost ground, and fixed income results were mixed.

PERFORMANCE

For year ended December 31, 2015, Transamerica Asset Allocation – Moderate Growth VP, Initial Class returned (2.23)%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned (0.23)% and 0.55%, respectively.

STRATEGY REVIEW

The Portfolio lagged its custom benchmark due primarily to being underweight equities when global markets rallied in mid-summer and again approaching year-end. Consistent with the strategy’s volatility rule, we had trimmed the overall equity exposure during periods of heightened volatility and, thus, had a below-target allocation when rebounds occurred. Other positions that detracted from relative performance included stock-picking in the underlying equity funds and, to a lesser extent, exposures to two areas that were effected in a major way by troubling times in the oil patch – high yield bonds and master limited partnerships. Over the second half of the year, we trimmed the latter exposure significantly in an effort to limit the damage.

The impact of the detractors was partially mitigated by four other decisions. We were cautiously positioned vis-à-vis interest rate risk, maintaining a short duration that was helpful once the FOMC decided to raise the federal funds rate. Within the equity portfolio, we overweighted large cap, growth and developed market stocks, which outperformed small cap, value and emerging markets, respectively.

Currency hedging also contributed. As the U.S. dollar gained strength against other major currencies during the first half of the period, we used futures to short the euro and yen. This helped to reduce the impact on the value of our holdings denominated in these foreign currencies.

Finally, the largest contributor to relative performance was portfolio manager discretion related to the volatility constraint. The constraint gives us some latitude to decide how closely we follow the guidelines. Exercising that discretion during periods of volatility was additive.

During the period the Portfolio used derivatives, which in aggregate detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.23)%	5.35%	4.46%	05/01/2002
Wilshire 5000® Total Market Index (A)	(0.23)%	11.85%	7.44%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.51%
Service Class	(2.52)%	5.10%	4.21%	05/01/2003

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$947.90	$0.69	$1,024.50	$0.71	0.14%
Service Class	1,000.00	947.00	1.91	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.0%
U.S. Fixed Income Funds	19.3
International Equity Funds	18.6
Repurchase Agreement	10.6
U.S. Mixed Allocation Fund	2.0
International Fixed Income Funds	1.9
U.S. Alternative Fund	1.1
International Alternative Fund	0.0	*
Money Market Fund	0.0	*
Net Other Assets (Liabilities) ^	0.5
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 88.9%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E) (F) (G)	70,452	$ 486,873

International Equity Funds - 18.6%
Transamerica Developing Markets Equity (B) (H)	3,457,282	30,458,654
Transamerica Emerging Markets Equity (H)	4,313,586	33,602,835
Transamerica Global Equity (H)	8,763,699	96,400,691
Transamerica Income & Growth (H)	7,754,742	71,498,718
Transamerica International Equity (H)	7,674,087	127,773,545
Transamerica International Equity Opportunities (H)	26,128,579	190,477,342
Transamerica International Small Cap (H)	18,680,590	173,542,682
Transamerica International Small Cap Value (H)	15,237,255	175,837,918
Transamerica TS&W International Equity VP (I)	23,763	289,909

		899,882,294

International Fixed Income Funds - 1.9%
Transamerica Global Bond (H)	4,819,925	43,041,928
Transamerica Unconstrained Bond (H)	4,861,150	46,472,590

		89,514,518

Money Market Fund - 0.0% (A)
Transamerica Money Market (H)	32,216	32,216

U.S. Alternative Fund - 1.1%
Transamerica Clarion Global Real Estate Securities VP (I)	4,200,672	52,046,326

U.S. Equity Funds - 46.0%
Transamerica Capital Growth (H)	13,605,093	232,511,042
Transamerica Dividend Focused (H)	3,661,833	39,328,089
Transamerica Jennison Growth VP (I)	20,922,492	225,962,914
Transamerica JPMorgan Mid Cap Value VP (I)	17,458,313	356,324,178
Transamerica Large Cap Value (H)	39,182,691	444,723,543
Transamerica Mid Cap Growth (B) (H)	21,492,498	238,996,580
Transamerica Mid Cap Value Opportunities (H)	13,143,893	140,902,534
Transamerica Small Cap Core (H)	3,646	34,342
Transamerica Small Cap Growth (H)	11,967,198	138,699,823
Transamerica Small Cap Value (H)	15,183,684	144,396,836
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E) (F) (G)	16,244	40,690
Transamerica Systematic Small/Mid Cap Value VP (I)	2,823,141	54,091,386
Transamerica T. Rowe Price Small Cap VP (I)	10,462,592	144,906,900
Transamerica Voya Mid Cap Opportunities VP (I)	6,095,884	73,211,572

		2,234,130,429

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 19.3%
Transamerica Aegon U.S. Government Securities VP (I)	13,873,260	$ 164,398,132
Transamerica Bond (H)	10,389,590	92,363,457
Transamerica Core Bond (H)	1,645,591	16,307,804
Transamerica Flexible Income (H)	12,368	111,682
Transamerica Floating Rate (H)	7,688,232	74,114,555
Transamerica High Yield Bond (H)	25,422,899	216,348,868
Transamerica Intermediate Bond (H)	20,272,766	202,524,928
Transamerica PIMCO Total Return VP (I)	15,493,543	172,133,266

		938,302,692

U.S. Mixed Allocation Fund - 2.0%
Transamerica MLP & Energy Income (H)	15,225,823	98,054,301

Total Investment Companies (Cost $4,311,913,565)		4,312,449,649

	Principal	Value
REPURCHASE AGREEMENT - 10.6%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $516,955,831 on 01/04/2016. Collateralized by U.S. Government Obligations and a U.S. Government Agency Obligation, 0.13% - 5.00%, due 03/15/2016 - 11/15/2021, and with a total value of $527,296,725.	$ 516,954,108	516,954,108

Total Repurchase Agreement (Cost $516,954,108)		516,954,108

Total Investments (Cost $4,828,867,673) (K)		4,829,403,757
Net Other Assets (Liabilities) - 0.5%		25,647,669

Net Assets - 100.0%		$ 4,855,051,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FUTURES CONTRACTS: (L)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(4,220)	03/31/2016	$2,112,344	$—
10-Year U.S. Treasury Note	Long	1,055	03/21/2016	—	(193,491)
MSCI EAFE Mini Index	Short	(140)	03/18/2016	—	(228,620)
MSCI Emerging Markets Mini Index	Short	(1,775)	03/18/2016	—	(1,505,661)
NASDAQ-100 E-Mini Index	Long	750	03/18/2016	—	(325,276)
Russell 2000® Mini Index	Short	(1,417)	03/18/2016	—	(2,011,919)
S&P 500® E-Mini	Long	2,465	03/18/2016	—	(1,117,580)
U.S. Treasury Bond	Long	745	03/21/2016	431,524	—

Total				$2,543,868	$(5,382,547)

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$4,311,922,086	$—	$527,563	$4,312,449,649
Repurchase Agreement	—	516,954,108	—	516,954,108

Total Investments	$4,311,922,086	$516,954,108	$527,563	$4,829,403,757

Other Financial Instruments
Futures Contracts (O)	$2,543,868	$—	$—	$2,543,868

Total Other Financial Instruments	$2,543,868	$—	$—	$2,543,868

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(5,382,547)	$—	$—	$(5,382,547)

Total Other Financial Instruments	$(5,382,547)	$—	$—	$(5,382,547)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $527,563, representing less than 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. Total aggregate value of illiquid securities is $527,563, representing less than 0.1% of the Portfolio’s net assets.
(F)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$486,873	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	40,690	0.0	(A)

Total			$887,276	$527,563	0.0	%(A)

(G)	Security is Level 3 of the fair value hierarchy.
(H)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(I)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(J)	Rate disclosed reflects the yield at December 31, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Aggregate cost for federal income tax purposes is $4,842,267,912. Aggregate gross unrealized appreciation and depreciation for all securities is $252,166,032 and $265,030,187, respectively. Net unrealized depreciation for tax purposes is $12,864,155.
(L)	Cash in the amount of $28,637,840 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $4,311,913,565)	$4,312,449,649
Repurchase agreement, at value (cost $516,954,108)	516,954,108
Cash on deposit with broker	28,637,840
Receivables:
Shares sold	164,352
Interest	431
Dividends	76,138

Total assets	4,858,282,518

Liabilities:
Payables and other liabilities:
Shares redeemed	738,044
Investment advisory fees	413,557
Distribution and service fees	820,987
Administration fees	93,087
Transfer agent fees	12,687
Trustees, CCO and deferred compensation fees	8,757
Audit and tax fees	30,756
Custody fees	35,540
Legal fees	70,722
Printing and shareholder reports fees	180,053
Variation margin payable	810,834
Other	16,068

Total liabilities	3,231,092

Net assets	$4,855,051,426

Net assets consist of:
Capital stock ($0.01 par value)	$4,097,381
Additional paid-in capital	4,518,011,947
Undistributed (distributions in excess of) net investment income (loss)	86,298,887
Accumulated net realized gain (loss)	248,945,806
Net unrealized appreciation (depreciation) on:
Affiliated investments	536,084
Futures contracts	(2,838,679)

Net assets	$4,855,051,426

Net assets by class:
Initial Class	$998,155,922
Service Class	3,856,895,504

Shares outstanding:
Initial Class	83,434,489
Service Class	326,303,611

Net asset value and offering price per share:
Initial Class	$11.96
Service Class	11.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$103,742,116
Interest income from repurchase agreements	15,805

Total investment income	103,757,921

Expenses:
Investment advisory fees	5,201,250
Distribution and service fees:
Service Class	10,175,143
Administration fees	1,013,840
Transfer agent fees	72,353
Trustees, CCO and deferred compensation fees	134,121
Audit and tax fees	77,497
Custody fees	159,481
Legal fees	346,880
Printing and shareholder reports fees	111,607
Other	161,817

Total expenses	17,453,989

Net investment income (loss)	86,303,932

Net realized gain (loss) on:
Affiliated investments	126,861,635
Distributions received from affiliated investments	182,399,329
Futures contracts	(36,259,248)
Foreign currency transactions	7,848

Net realized gain (loss)	273,009,564

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(460,733,334)
Futures contracts	(12,113,006)

Net change in unrealized appreciation (depreciation)	(472,846,340)

Net realized and change in unrealized gain (loss)	(199,836,776)

Net increase (decrease) in net assets resulting from operations	$(113,532,844)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$86,303,932	$104,590,284
Net realized gain (loss)	273,009,564	345,436,363
Net change in unrealized appreciation (depreciation)	(472,846,340)	(319,757,072)

Net increase (decrease) in net assets resulting from operations	(113,532,844)	130,269,575

Distributions to shareholders:
Net investment income:
Initial Class	(24,005,884)	(34,511,457)
Service Class	(80,577,635)	(104,408,696)

Total distributions from net investment income	(104,583,519)	(138,920,153)

Net realized gains:
Initial Class	(17,912,212)	—
Service Class	(67,900,003)	—

Total distributions from net realized gains	(85,812,215)	—

Total distributions to shareholders	(190,395,734)	(138,920,153)

Capital share transactions:
Proceeds from shares sold:
Initial Class	29,930,401	22,596,557
Service Class	106,526,289	102,605,740

	136,456,690	125,202,297

Issued from fund acquisition:
Service Class	7,871,725	—

Dividends and distributions reinvested:
Initial Class	41,918,096	34,511,457
Service Class	148,477,638	104,408,696

	190,395,734	138,920,153

Cost of shares redeemed:
Initial Class	(254,893,443)	(155,111,162)
Service Class	(285,702,313)	(311,948,379)

	(540,595,756)	(467,059,541)

Net increase (decrease) in net assets resulting from capital share transactions	(205,871,607)	(202,937,091)

Net increase (decrease) in net assets	(509,800,185)	(211,587,669)

Net assets:
Beginning of year	5,364,851,611	5,576,439,280

End of year	$4,855,051,426	$5,364,851,611

Undistributed (distributions in excess of) net investment income (loss)	$86,298,887	$104,570,626

Capital share transactions - shares:
Shares issued:
Initial Class	2,416,493	1,778,025
Service Class	8,464,949	8,158,474

	10,881,442	9,936,499

Shares issued on fund acquisition:
Service Class	663,105	—

Shares reinvested:
Initial Class	3,472,916	2,706,781
Service Class	12,435,313	8,279,833

	15,908,229	10,986,614

Shares redeemed:
Initial Class	(19,788,603)	(12,222,017)
Service Class	(22,719,022)	(24,851,039)

	(42,507,625)	(37,073,056)

Net increase (decrease) in shares outstanding:
Initial Class	(13,899,194)	(7,737,211)
Service Class	(1,155,655)	(8,412,732)

	(15,054,849)	(16,149,943)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.74	$12.76	$10.94	$10.14	$10.58

Investment operations:
Net investment income (loss) (A) (B)	0.23	0.27	0.34	0.26	0.25
Net realized and unrealized gain (loss)	(0.51)	0.06	1.76	0.81	(0.47)

Total investment operations	(0.28)	0.33	2.10	1.07	(0.22)

Distributions:
Net investment income	(0.29)	(0.35)	(0.28)	(0.27)	(0.22)
Net realized gains	(0.21)	—	—	—	—

Total distributions	(0.50)	(0.35)	(0.28)	(0.27)	(0.22)

Net asset value, end of year	$11.96	$12.74	$12.76	$10.94	$10.14

Total return (C)	(2.23)%	2.57%	19.38%	10.64%	(2.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$998,156	$1,240,441	$1,340,215	$1,228,709	$1,238,065
Expenses to average net assets (D)	0.14%	0.15%	0.14%	0.14%	0.13%
Net investment income (loss) to average net assets (B)	1.81%	2.09%	2.84%	2.45%	2.37%
Portfolio turnover rate (E)	26%	35%	27%	59%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.60	$12.61	$10.82	$10.03	$10.47

Investment operations:
Net investment income (loss) (A) (B)	0.20	0.23	0.31	0.24	0.23
Net realized and unrealized gain (loss)	(0.52)	0.08	1.73	0.79	(0.47)

Total investment operations	(0.32)	0.31	2.04	1.03	(0.24)

Distributions:
Net investment income	(0.25)	(0.32)	(0.25)	(0.24)	(0.20)
Net realized gains	(0.21)	—	—	—	—

Total distributions	(0.46)	(0.32)	(0.25)	(0.24)	(0.20)

Net asset value, end of year	$11.82	$12.60	$12.61	$10.82	$10.03

Total return (C)	(2.52)%	2.45%	19.04%	10.37%	(2.28)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,856,895	$4,124,411	$4,236,224	$3,576,194	$3,379,997
Expenses to average net assets (D)	0.39%	0.40%	0.39%	0.39%	0.38%
Net investment income (loss) to average net assets (B)	1.62%	1.86%	2.67%	2.24%	2.16%
Portfolio turnover rate (E)	26%	35%	27%	59%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$2,543,868	$—	$—	$—	$—	$2,543,868
Total (C)	$2,543,868	$—	$—	$—	$—	$2,543,868

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(193,491)	$—	$(5,189,056)	$—	$—	$(5,382,547)
Total (C)	$(193,491)	$—	$(5,189,056)	$—	$—	$(5,382,547)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(4,648,504)	$72,657,419	$(104,268,163)	$—	$—	$(36,259,248)
Total	$(4,648,504)	$72,657,419	$(104,268,163)	$—	$—	$(36,259,248)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,547,867	$(32,216,478)	$17,555,605	$—	$—	$(12,113,006)
Total	$2,547,867	$(32,216,478)	$17,555,605	$—	$—	$(12,113,006)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
107,398,000	(697,709,381)

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $10 billion	0.10%
Over $10 billion	0.09%

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,288,277,251	$ 2,149,491,592

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, and non-real estate investment trust return of capital basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales due to December 23, 2015 reorganization and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 28,544	$ 7,848	$ (36,392)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 104,583,519	$ 85,812,215	$ —	$138,920,153	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 86,298,887	$ 259,507,366	$ —	$ —	$ —	$ (12,864,155)

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation - Moderate Growth VP acquired all of the net assets of Transamerica Voya Moderate Growth Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation - Moderate Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 663,105 shares of Transamerica Asset Allocation - Moderate Growth VP for 780,141 shares of Transamerica Voya Moderate Growth Allocation VP outstanding on December 23, 2015. Transamerica Voya Moderate Growth Allocation VP’s net assets at that date, $7,871,725, including $395,794 unrealized depreciation, were combined with those of Transamerica Asset Allocation - Moderate Growth VP. The aggregate net assets of Transamerica Asset Allocation - Moderate VP immediately before the acquisition were $4,870,262,842; the combined net assets of Transamerica Asset Allocation - Moderate Growth VP immediately after the acquisition were $4,878,134,567. Shares issued to Transamerica Voya Moderate Growth Allocation VP shareholders are as follows:

Class	Shares	Amount
Service	663,105	$7,871,725

The exchange ratio of the reorganization for Transamerica Asset Allocation - Moderate Growth VP is as follows:

Class	Exchange Ratio (A)
Service	0.85

(A)	Calculated by dividing the Transamerica Asset Allocation - Moderate Growth VP shares issuable by the Transamerica Voya Moderate Growth Allocation VP shares outstanding on December 23, 2015.

Assuming the reorganization had been completed on January 1, 2015, the beginning of the annual reporting period of Transamerica Asset Allocation - Moderate Growth VP, the pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment income (loss)	$86,386,636
Net realized and change in unrealized gain (loss)	(200,097,919)
Net increase (decrease) in net assets resulting from operations	(113,711,283)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Voya Moderate Growth Allocation VP that have been included in Transamerica Asset Allocation - Moderate Growth VP’s Statement of Operations since December 23, 2015.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $85,812,215 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 8,051,904	$ 882,170

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015, as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December – the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. The rate hike combined with weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, while emerging markets lost ground, and fixed income results were mixed.

PERFORMANCE

For year ended December 31, 2015, Transamerica Asset Allocation – Moderate VP, Initial Class returned (2.23)%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned (0.23)% and 0.55%, respectively.

STRATEGY REVIEW

The Portfolio lagged its custom benchmark due primarily to being underweight equities when global markets rallied in mid-summer and again approaching year-end. Consistent with the strategy’s volatility rule, we had trimmed the overall equity exposure during periods of heightened volatility and, thus, had a below-target allocation when rebounds occurred. Other positions that detracted from relative performance included stock-picking in the underlying equity funds and, to a lesser extent, exposures to two areas that were effected in a major way by troubling times in the oil patch – high yield bonds and master limited partnerships. Over the second half of the year, we trimmed the latter exposure significantly in an effort to limit the damage.

The impact of the detractors was partially mitigated by four other decisions. We were cautiously positioned vis-à-vis interest rate risk, maintaining a short duration that was helpful once the FOMC decided to raise the federal funds rate. Within the equity portfolio, we overweighted large cap, growth and developed market stocks, which outperformed small cap, value and emerging markets, respectively.

Currency hedging also contributed. As the U.S. dollar gained strength against other major currencies during the first half of the period, we used futures to short the euro and yen. This helped to reduce the impact on the value of our holdings denominated in these foreign currencies.

Finally, the largest contributor to relative performance was portfolio manager discretion related to the volatility constraint. The constraint gives us some latitude to decide how closely we follow the guidelines. Exercising that discretion during periods of volatility was additive.

During the period the Portfolio used derivatives, which in aggregate detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.23)%	4.65%	4.55%	05/01/2002
Wilshire 5000® Total Market Index (A)	(0.23)%	11.85%	7.44%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.51%
Service Class	(2.48)%	4.40%	4.30%	05/01/2003

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$960.40	$0.69	$1,024.50	$0.71	0.14%
Service Class	1,000.00	959.30	1.93	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.2%
U.S. Equity Funds	32.4
International Equity Funds	13.0
Repurchase Agreement	8.0
International Fixed Income Funds	1.9
U.S. Mixed Allocation Fund	1.3
U.S. Alternative Fund	1.2
Money Market Fund	0.4
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.6
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 91.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E) (F) (G)	36,728	$ 253,814

International Equity Funds - 13.0%
Transamerica Developing Markets Equity (B) (H)	4,021,571	35,430,039
Transamerica Emerging Markets Equity (H)	3,515,190	27,383,332
Transamerica Global Equity (H)	5,579,649	61,376,140
Transamerica Income & Growth (H)	7,702,396	71,016,091
Transamerica International Equity (H)	6,585,231	109,644,099
Transamerica International Equity Opportunities (H)	25,150,144	183,344,552
Transamerica International Small Cap (H)	17,024,888	158,161,208
Transamerica International Small Cap Value (H)	13,609,090	157,048,894
Transamerica TS&W International Equity VP (I)	28,424	346,767

		803,751,122

International Fixed Income Funds - 1.9%
Transamerica Unconstrained Bond (H)	8,859,713	84,698,854
Transamerica Voya Limited Maturity Bond VP (I)	2,934,002	29,310,677

		114,009,531

Money Market Fund - 0.4%
Transamerica Money Market (H)	23,557,848	23,557,848

U.S. Alternative Fund - 1.2%
Transamerica Clarion Global Real Estate Securities VP (I)	5,825,359	72,176,200

U.S. Equity Funds - 32.4%
Transamerica Capital Growth (H)	13,379,445	228,654,714
Transamerica Concentrated Growth (H)	2,866,640	46,582,905
Transamerica Dividend Focused (H)	56,580	607,671
Transamerica Jennison Growth VP (I)	20,896,543	225,682,667
Transamerica JPMorgan Mid Cap Value VP (I)	17,660,424	360,449,259
Transamerica Large Cap Value (H)	34,462,597	391,150,479
Transamerica Mid Cap Growth (B) (H)	16,593,432	184,518,962
Transamerica Mid Cap Value Opportunities (H)	10,000,508	107,205,444
Transamerica Small Cap Core (H)	3,329,813	31,366,841
Transamerica Small Cap Growth (H)	13,268,137	153,777,711
Transamerica Small Cap Value (H)	15,952,759	151,710,740
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E) (F) (G)	5,959	14,928

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Systematic Small/Mid Cap Value VP (I)	1,583,072	$ 30,331,668
Transamerica T. Rowe Price Small Cap VP (I)	2,123,705	29,413,314
Transamerica Voya Mid Cap Opportunities VP (I)	5,072,932	60,925,917

		2,002,393,220

U.S. Fixed Income Funds - 41.2%
Transamerica Aegon U.S. Government Securities VP (I)	38,374,186	454,734,100
Transamerica Bond (H)	13,521,849	120,209,240
Transamerica Core Bond (H)	18,356,231	181,910,244
Transamerica Flexible Income (H)	36,825	332,533
Transamerica Floating Rate (H)	12,988,261	125,206,837
Transamerica High Yield Bond (H)	21,679,370	184,491,440
Transamerica Intermediate Bond (H)	43,625,325	435,816,997
Transamerica PIMCO Total Return VP (I)	42,306,010	470,019,775
Transamerica Short-Term Bond (H)	57,725,412	572,636,088

		2,545,357,254

U.S. Mixed Allocation Fund - 1.3%
Transamerica MLP & Energy Income (H)	12,879,470	82,943,790

Total Investment Companies (Cost $5,748,176,582)		5,644,442,779

	Principal	Value
REPURCHASE AGREEMENT - 8.0%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $494,475,002 on 01/04/2016. Collateralized by U.S. Government Obligations, 1.25% - 1.50%, due 12/31/2018 - 01/31/2019, and with a total value of $504,364,313.	$ 494,473,354	494,473,354

Total Repurchase Agreement (Cost $494,473,354)		494,473,354

Total Investments (Cost $6,242,649,936) (K)		6,138,916,133
Net Other Assets (Liabilities) - 0.6%		39,686,849

Net Assets - 100.0%		$ 6,178,602,982

FUTURES CONTRACTS: (L)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(9,850)	03/31/2016	$4,936,193	$—
10-Year U.S. Treasury Note	Long	3,395	03/21/2016	—	(719,954)
MSCI Emerging Markets Mini Index	Short	(2,775)	03/18/2016	—	(2,353,921)
NASDAQ-100 E-Mini Index	Long	1,450	03/18/2016	—	(652,874)
Russell 2000® Mini Index	Short	(1,317)	03/18/2016	—	(1,889,044)
S&P 500® E-Mini	Long	4,790	03/18/2016	—	(1,678,201)
U.S. Treasury Bond	Long	1,235	03/21/2016	551,420	—

Total				$5,487,613	$(7,293,994)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$5,644,174,037	$—	$268,742	$5,644,442,779
Repurchase Agreement	—	494,473,354	—	494,473,354

Total Investments	$5,644,174,037	$494,473,354	$268,742	$6,138,916,133

Other Financial Instruments
Futures Contracts (O)	$5,487,613	$—	$—	$5,487,613

Total Other Financial Instruments	$5,487,613	$—	$—	$5,487,613

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(7,293,994)	$—	$—	$(7,293,994)

Total Other Financial Instruments	$(7,293,994)	$—	$—	$(7,293,994)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $268,742, representing less than 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. Total aggregate value of illiquid securities is $268,742, representing less than 0.1% of the Portfolio’s net assets.
(F)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$253,814	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	14,928	0.0	(A)

Total			$437,464	$268,742	0.0	%(A)

(G)	Security is Level 3 of the fair value hierarchy.
(H)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(I)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $6,244,918,436. Aggregate gross unrealized appreciation and depreciation for all securities is $187,975,438 and $293,977,741, respectively. Net unrealized depreciation for tax purposes is $106,002,303.
(L)	Cash in the amount of $45,866,500 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $5,748,176,582)	$5,644,442,779
Repurchase agreement, at value (cost $494,473,354)	494,473,354
Cash on deposit with broker	45,866,500
Receivables:
Shares sold	3,350
Interest	412
Dividends	405,364

Total assets	6,185,191,759

Liabilities:
Payables and other liabilities:
Shares redeemed	711,775
Investment advisory fees	527,502
Distribution and service fees	1,181,339
Administration fees	118,744
Transfer agent fees	16,185
Trustees, CCO and deferred compensation fees	10,689
Audit and tax fees	36,641
Custody fees	42,852
Legal fees	89,198
Printing and shareholder reports fees	195,689
Variation margin payable	3,637,824
Other	20,339

Total liabilities	6,588,777

Net assets	$6,178,602,982

Net assets consist of:
Capital stock ($0.01 par value)	$5,566,224
Additional paid-in capital	6,007,152,931
Undistributed (distributions in excess of) net investment income (loss)	119,256,521
Accumulated net realized gain (loss)	152,167,490
Net unrealized appreciation (depreciation) on:
Affiliated investments	(103,733,803)
Futures contracts	(1,806,381)

Net assets	$6,178,602,982

Net assets by class:
Initial Class	$642,101,833
Service Class	5,536,501,149

Shares outstanding:
Initial Class	57,208,303
Service Class	499,414,100

Net asset value and offering price per share:
Initial Class	$11.22
Service Class	11.09

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$143,131,707
Interest income from repurchase agreements	26,973

Total investment income	143,158,680

Expenses:
Investment advisory fees	6,599,588
Distribution and service fees:
Service Class	14,634,195
Administration fees	1,287,197
Transfer agent fees	92,988
Trustees, CCO and deferred compensation fees	170,410
Audit and tax fees	102,122
Custody fees	197,473
Legal fees	441,777
Printing and shareholder reports fees	166,144
Other	195,552

Total expenses	23,887,446

Net investment income (loss)	119,271,234

Net realized gain (loss) on:
Affiliated investments	49,642,274
Distributions received from affiliated investments	160,783,780
Futures contracts	(39,854,177)
Foreign currency transactions	895

Net realized gain (loss)	170,572,772

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(427,424,422)
Futures contracts	(14,835,426)

Net change in unrealized appreciation (depreciation)	(442,259,848)

Net realized and change in unrealized gain (loss)	(271,687,076)

Net increase (decrease) in net assets resulting from operations	$(152,415,842)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$119,271,234	$122,103,486
Net realized gain (loss)	170,572,772	232,157,863
Net change in unrealized appreciation (depreciation)	(442,259,848)	(195,660,926)

Net increase (decrease) in net assets resulting from operations	(152,415,842)	158,600,423

Distributions to shareholders:
Net investment income:
Initial Class	(14,348,627)	(19,375,925)
Service Class	(107,749,435)	(113,692,294)

Total distributions from net investment income	(122,098,062)	(133,068,219)

Net realized gains:
Initial Class	(24,265,134)	—
Service Class	(204,463,710)	—

Total distributions from net realized gains	(228,728,844)	—

Total distributions to shareholders	(350,826,906)	(133,068,219)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,077,918	16,407,565
Service Class	88,399,493	1,096,271,538

	99,477,411	1,112,679,103

Issued from fund acquisition:
Service Class	11,803,570	—

	11,803,570	—

Dividends and distributions reinvested:
Initial Class	38,613,761	19,375,925
Service Class	312,213,145	113,692,294

	350,826,906	133,068,219

Cost of shares redeemed:
Initial Class	(196,560,190)	(119,177,202)
Service Class	(303,110,641)	(81,374,699)

	(499,670,831)	(200,551,901)

Net increase (decrease) in net assets resulting from capital share transactions	(37,562,944)	1,045,195,421

Net increase (decrease) in net assets	(540,805,692)	1,070,727,625

Net assets:
Beginning of year	6,719,408,674	5,648,681,049

End of year	$6,178,602,982	$6,719,408,674

Undistributed (distributions in excess of) net investment income (loss)	$119,256,521	$122,082,454

Capital share transactions - shares:
Shares issued:
Initial Class	933,957	1,353,981
Service Class	7,286,800	91,249,807

	8,220,757	92,603,788

Shares issued on fund acquisition:
Service Class	1,061,386	—

	1,061,386	—

Shares reinvested:
Initial Class	3,411,110	1,592,106
Service Class	27,901,085	9,442,882

	31,312,195	11,034,988

Shares redeemed:
Initial Class	(16,093,550)	(9,829,077)
Service Class	(25,822,440)	(6,810,889)

	(41,915,990)	(16,639,966)

Net increase (decrease) in shares outstanding:
Initial Class	(11,748,483)	(6,882,990)
Service Class	10,426,831	93,881,800

	(1,321,652)	86,998,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.17	$12.10	$10.93	$10.26	$10.45

Investment operations:
Net investment income (loss) (A) (B)	0.24	0.26	0.32	0.32	0.32
Net realized and unrealized gain (loss)	(0.52)	0.09	1.14	0.64	(0.26)

Total investment operations	(0.28)	0.35	1.46	0.96	0.06

Distributions:
Net investment income	(0.25)	(0.28)	(0.29)	(0.29)	(0.25)
Net realized gains	(0.42)	—	—	—	—

Total distributions	(0.67)	(0.28)	(0.29)	(0.29)	(0.25)

Net asset value, end of year	$11.22	$12.17	$12.10	$10.93	$10.26

Total return (C)	(2.23)%	2.77%	13.50%	9.44%	0.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$642,102	$838,875	$917,763	$911,127	$946,623
Expenses to average net assets (D)	0.14%	0.14%	0.14%	0.14%	0.13%
Net investment income (loss) to average net assets (B)	1.97%	2.10%	2.74%	2.94%	3.04%
Portfolio turnover rate (E)	33%	22%	25%	50%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.03	$11.97	$10.82	$10.17	$10.37

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.24	0.31	0.30	0.32
Net realized and unrealized gain (loss)	(0.51)	0.07	1.10	0.62	(0.29)

Total investment operations	(0.30)	0.31	1.41	0.92	0.03

Distributions:
Net investment income	(0.22)	(0.25)	(0.26)	(0.27)	(0.23)
Net realized gains	(0.42)	—	—	—	—

Total distributions	(0.64)	(0.25)	(0.26)	(0.27)	(0.23)

Net asset value, end of year	$11.09	$12.03	$11.97	$10.82	$10.17

Total return (C)	(2.48)%	2.61%	13.23%	9.11%	0.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,536,501	$5,880,534	$4,730,918	$3,488,590	$2,772,819
Expenses to average net assets (D)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income (loss) to average net assets (B)	1.79%	1.97%	2.69%	2.84%	3.02%
Portfolio turnover rate (E)	33%	22%	25%	50%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$5,487,613	$—	$—	$—	$—	$5,487,613
Total (C)	$5,487,613	$—	$—	$—	$—	$5,487,613

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(719,954)	$—	$(6,574,040)	$—	$—	$(7,293,994)
Total (C)	$(719,954)	$—	$(6,574,040)	$—	$—	$(7,293,994)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,743,069)	$77,126,414	$(114,237,522)	$—	$—	$(39,854,177)
Total	$(2,743,069)	$77,126,414	$(114,237,522)	$—	$—	$(39,854,177)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$4,894,959	$(36,375,528)	$16,645,143	$—	$—	$(14,835,426)
Total	$4,894,959	$(36,375,528)	$16,645,143	$—	$—	$(14,835,426)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
270,049,115	(876,668,573)

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $10 billion	0.10%
Over $10 billion	0.09%

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,048,359,571	$ 2,814,222,198

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, and non-real estate investment trust return of capital basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales and capital loss carryforwards from December 23, 2015 reorganization and, foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 91,035	$ 895	$ (91,930)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $46,918.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 122,098,062	$ 228,728,844	$ —	$ 133,068,219	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 119,256,521	$ 152,629,609	$ —	$ —	$ —	$ (106,002,303)

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation - Moderate VP acquired all of the net assets of Transamerica Voya Balanced Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation - Moderate VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 1,061,386 shares of Transamerica Asset Allocation - Moderate VP for 1,209,677 shares of Transamerica Voya Balanced Allocation VP outstanding on December 23, 2015. Transamerica Voya Balanced Allocation VP’s net assets at that date, $11,803,570, including $595,597 unrealized depreciation, were combined with those of Transamerica Asset Allocation - Moderate VP. The aggregate net assets of Transamerica Asset Allocation - Moderate VP immediately before the acquisition were $6,191,331,154; the combined net assets of Transamerica Asset Allocation - Moderate VP immediately after the acquisition were $6,203,134,724. In the acquisition, Transamerica Asset Allocation - Moderate VP retained certain capital loss carryforwards from Transamerica Voya Balanced Allocation VP in the amount of $46,918. The Portfolio could be subject to loss limitation rules. Shares issued to Transamerica Voya Balanced Allocation VP shareholders are as follows:

Class	Shares	Amount
Service	1,061,386	$ 11,803,570

The exchange ratio of the reorganization for Transamerica Asset Allocation - Moderate VP is as follows:

Class	Exchange Ratio (A)
Service	0.88

(A)	Calculated by dividing the Transamerica Asset Allocation - Moderate VP shares issuable by the Transamerica Voya Balanced Allocation VP shares outstanding on December 23, 2015.

Assuming the reorganization had been completed on January 1, 2015, the beginning of the annual reporting period of Transamerica Asset Allocation - Moderate VP, the pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment income (loss)	$119,388,820
Net realized and change in unrealized gain (loss)	(272,146,416)
Net increase (decrease) in net assets resulting from operations	(152,757,596)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Voya Balanced Allocation VP that have been included in Transamerica Asset Allocation - Moderate VP’s Statement of Operations since December 23, 2015.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $228,728,844 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 7,184,627	$ 782,844

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

MARKET ENVIRONMENT

Global equity benchmarks stalled or fell in 2015, as did virtually all asset classes, including bonds, reflecting stagnant global economic growth and corporate earnings. China, the global growth leader, continued to create the most anxiety for investors worried about whether its growth boom was over. Adding to the confusion has been the variety of government policy responses to the slowdown, which have differed greatly depending on each country’s unique circumstances. Energy was the worst performing sector of the year, as oil prices fell to 11-year lows. Materials fell due to an outsized exposure to China, and utilities fell as the prospect of higher interest rates reduced their attractiveness as “bond proxies.” Consumer stocks performed well as lower energy prices, an improving labor market, and rising home prices boosted disposable income.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned (3.59)%. By comparison, its benchmark, the Russell 1000® Value Index, returned (3.83)%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. We believe these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality companies. We seek companies with profitability and earnings growth greater than the market. Barrow, Hanley, Mewhinney & Strauss, LLC’s history indicates that a strategy of emphasizing discounted valuations and high dividend yields provides a measure of protection in down markets, as well as participation in improving economic cycles.

The Portfolio outperformed its benchmark for the period. An underweight allocation in the poorly-performing energy sector combined with selection, relative to the benchmark, was the greatest contributor to outperformance for 2015. Overweighting and stock selection within industrials also positively benefited performance as did an overweight in telecommunication services. Top individual contributors included CRH PLC, Altria Group, Inc., Medtronic PLC, Philip Morris International, Inc., and Honeywell International, Inc.

An underweight and stock selection in financials, primarily American Express Co. and State Street Corp., were the largest detractors to performance. Holdings and a slight relative overweighting in consumer discretionary also detracted, as did selection within information technology, although an underweight allocation helped to mitigate some of the negative effect. American Express Co., Gap, Inc., Wal-Mart Stores, Inc., ConocoPhillips and General Electric Co. were the largest individual detractors.

The dividend yield advantage we seek is broad-based and is accompanied by significant dividend growth opportunities derived from above-average earnings and cash flow prospects. If market returns are indeed continued to be muted, dividends will be an increasingly important driver of returns. Our fundamental security analysis and an active approach to value investing should perform well in that environment.

Ray Nixon, Jr.

Brian F. Quinn, CFA

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(3.59)%	10.08%	5.11%	05/01/1996
Russell 1000® Value Index (A)	(3.83)%	11.27%	6.16%
Service Class	(3.83)%	9.82%	4.85%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$980.70	$3.54	$1,021.60	$3.62	0.71%
Service Class	1,000.00	979.70	4.79	1,020.40	4.89	0.96

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	4.7
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 9.9%
General Dynamics Corp.	90,100	$ 12,376,136
Honeywell International, Inc.	344,300	35,659,151
Raytheon Co.	221,800	27,620,754
United Technologies Corp.	90,200	8,665,514

		84,321,555

Airlines - 2.5%
Southwest Airlines Co.	495,400	21,331,924

Banks - 13.3%
Bank of America Corp.	2,420,100	40,730,283
JPMorgan Chase & Co.	335,300	22,139,859
PNC Financial Services Group, Inc.	83,000	7,910,730
Wells Fargo & Co.	776,700	42,221,412

		113,002,284

Capital Markets - 4.8%
Ameriprise Financial, Inc.	83,300	8,864,786
State Street Corp.	475,400	31,547,544

		40,412,330

Construction Materials - 2.7%
CRH PLC, ADR	793,992	22,882,849

Consumer Finance - 2.5%
American Express Co.	306,100	21,289,255

Containers & Packaging - 0.8%
International Paper Co.	181,800	6,853,860

Diversified Telecommunication Services - 6.5%
AT&T, Inc.	772,900	26,595,489
Verizon Communications, Inc.	626,000	28,933,720

		55,529,209

Electric Utilities - 3.0%
Entergy Corp., Class B	376,600	25,744,376

Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	374,500	22,956,850

Health Care Equipment & Supplies - 5.0%
Medtronic PLC	548,500	42,190,620

Health Care Providers & Services - 2.3%
Cardinal Health, Inc.	221,100	19,737,597

Household Durables - 2.9%
Lennar Corp., Class A (A)	343,200	16,785,912
Whirlpool Corp.	51,700	7,593,179

		24,379,091

Industrial Conglomerates - 1.3%
General Electric Co. (A)	350,700	10,924,305

Insurance - 1.7%
Loews Corp.	373,700	14,350,080

IT Services - 1.9%
International Business Machines Corp.	113,900	15,674,918

Machinery - 2.4%
Stanley Black & Decker, Inc.	192,831	20,580,853

Metals & Mining - 0.6%
Rio Tinto PLC, ADR (A)	163,100	4,749,472

Multiline Retail - 2.6%
Target Corp.	300,100	21,790,261

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 9.2%
BP PLC, ADR	645,548	$ 20,179,831
ConocoPhillips	399,831	18,668,109
Occidental Petroleum Corp.	300,959	20,347,838
Phillips 66	234,800	19,206,640

		78,402,418

Pharmaceuticals - 12.1%
Johnson & Johnson	313,000	32,151,360
Merck & Co., Inc.	584,400	30,868,008
Pfizer, Inc.	1,222,300	39,455,844

		102,475,212

Road & Rail - 1.1%
Norfolk Southern Corp.	114,200	9,660,178

Specialty Retail - 1.2%
Gap, Inc., Class A (A)	396,900	9,803,430

Tobacco - 5.8%
Altria Group, Inc.	339,700	19,773,937
Philip Morris International, Inc.	335,300	29,476,223

		49,250,160

Total Common Stocks (Cost $751,279,318)		838,293,087

SECURITIES LENDING COLLATERAL - 4.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	39,894,748	39,894,748

Total Securities Lending Collateral (Cost $39,894,748)		39,894,748

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $10,481,472 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 12/15/2017, and with a value of $10,692,738.	$ 10,481,437	10,481,437

Total Repurchase Agreement (Cost $10,481,437)		10,481,437

Total Investments (Cost $801,655,503) (C)		888,669,272
Net Other Assets (Liabilities) - (4.7)%		(39,685,879)

Net Assets - 100.0%		$ 848,983,393

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$838,293,087	$—	$—	$838,293,087
Securities Lending Collateral	39,894,748	—	—	39,894,748
Repurchase Agreement	—	10,481,437	—	10,481,437

Total Investments	$878,187,835	$10,481,437	$—	$888,669,272

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $38,985,110. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $802,250,320. Aggregate gross unrealized appreciation and depreciation for all securities is $138,527,728 and $52,108,776, respectively. Net unrealized appreciation for tax purposes is $86,418,952.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $791,174,066) (including securities loaned of $38,985,110)	$878,187,835
Repurchase agreement, at value (cost $10,481,437)	10,481,437
Cash	13,923
Receivables:
Shares sold	46,476
Interest	9
Dividends	1,806,376
Net income from securities lending	9,481

Total assets	890,545,537

Liabilities:
Payables and other liabilities:
Shares redeemed	998,342
Investment advisory fees	475,535
Distribution and service fees	45,064
Administration fees	21,866
Transfer agent fees	2,176
Trustees, CCO and deferred compensation fees	1,527
Audit and tax fees	14,172
Custody fees	16,510
Legal fees	13,061
Printing and shareholder reports fees	76,362
Other	2,781
Collateral for securities on loan	39,894,748

Total liabilities	41,562,144

Net assets	$848,983,393

Net assets consist of:
Capital stock ($0.01 par value)	$422,912
Additional paid-in capital	995,204,389
Undistributed (distributions in excess of) net investment income (loss)	18,640,091
Accumulated net realized gain (loss)	(252,297,768)
Net unrealized appreciation (depreciation) on:
Investments	87,013,769

Net assets	$848,983,393

Net assets by class:
Initial Class	$639,202,839
Service Class	209,780,554

Shares outstanding:
Initial Class	31,847,192
Service Class	10,444,028

Net asset value and offering price per share:
Initial Class	$20.07
Service Class	20.09

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$25,637,970
Interest income	1,629
Net income from securities lending	86,975

Total investment income	25,726,574

Expenses:
Investment advisory fees	5,983,870
Distribution and service fees:
Service Class	540,391
Administration fees	248,578
Transfer agent fees	12,846
Trustees, CCO and deferred compensation fees	23,510
Audit and tax fees	24,406
Custody fees	90,021
Legal fees	63,650
Printing and shareholder reports fees	63,323
Other	33,617

Total expenses	7,084,212

Net investment income (loss)	18,642,362

Net realized gain (loss) on:
Investments	69,549,980

Net realized gain (loss)	69,549,980

Net change in unrealized appreciation (depreciation) on:
Investments	(121,612,966)

Net change in unrealized appreciation (depreciation)	(121,612,966)

Net realized and change in unrealized gain (loss)	(52,062,986)

Net increase (decrease) in net assets resulting from operations	$(33,420,624)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$18,642,362	$16,594,800
Net realized gain (loss)	69,549,980	17,719,315
Net change in unrealized appreciation (depreciation)	(121,612,966)	71,584,907

Net increase (decrease) in net assets resulting from operations	(33,420,624)	105,899,022

Distributions to shareholders:
Net investment income:
Initial Class	(12,976,970)	(10,220,037)
Service Class	(3,612,960)	(2,657,638)

Total distributions from net investment income	(16,589,930)	(12,877,675)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,259,036	103,204,017
Service Class	24,732,147	90,931,568

	39,991,183	194,135,585

Dividends and distributions reinvested:
Initial Class	12,976,970	10,220,037
Service Class	3,612,960	2,657,638

	16,589,930	12,877,675

Cost of shares redeemed:
Initial Class	(138,726,656)	(127,237,823)
Service Class	(29,227,204)	(40,389,806)

	(167,953,860)	(167,627,629)

Net increase (decrease) in net assets resulting from capital share transactions	(111,372,747)	39,385,631

Net increase (decrease) in net assets	(161,383,301)	132,406,978

Net assets:
Beginning of year	1,010,366,694	877,959,716

End of year	$848,983,393	$1,010,366,694

Undistributed (distributions in excess of) net investment income (loss)	$18,640,091	$16,587,659

Capital share transactions - shares:
Shares issued:
Initial Class	743,692	5,053,025
Service Class	1,193,671	4,494,009

	1,937,363	9,547,034

Shares reinvested:
Initial Class	654,081	500,982
Service Class	181,739	130,085

	835,820	631,067

Shares redeemed:
Initial Class	(6,615,745)	(6,416,675)
Service Class	(1,423,567)	(1,950,480)

	(8,039,312)	(8,367,155)

Net increase (decrease) in shares outstanding:
Initial Class	(5,217,972)	(862,668)
Service Class	(48,157)	2,673,614

	(5,266,129)	1,810,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$21.24	$19.19	$15.08	$13.74	$13.65

Investment operations:
Net investment income (loss) (A)	0.43	0.36	0.29	0.23	0.20
Net realized and unrealized gain (loss)	(1.20)	1.96	4.23	1.38	0.14

Total investment operations	(0.77)	2.32	4.52	1.61	0.34

Distributions:
Net investment income	(0.40)	(0.27)	(0.41)	(0.27)	(0.25)

Net asset value, end of year	$20.07	$21.24	$19.19	$15.08	$13.74

Total return (B)	(3.59)%	12.17%	30.24%	11.80%	2.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$639,203	$787,329	$727,690	$886,999	$1,092,567
Expenses to average net assets	0.71%	0.71%	0.76%	0.82%	0.80%
Net investment income (loss) to average net assets	2.08%	1.80%	1.64%	1.58%	1.44%
Portfolio turnover rate	9%	14%	100%	107%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$21.26	$19.22	$15.11	$13.78	$13.69

Investment operations:
Net investment income (loss) (A)	0.38	0.31	0.24	0.20	0.17
Net realized and unrealized gain (loss)	(1.20)	1.97	4.24	1.37	0.15

Total investment operations	(0.82)	2.28	4.48	1.57	0.32

Distributions:
Net investment income	(0.35)	(0.24)	(0.37)	(0.24)	(0.23)

Net asset value, end of year	$20.09	$21.26	$19.22	$15.11	$13.78

Total return (B)	(3.83)%	11.94%	29.93%	11.47%	2.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$209,780	$223,038	$150,270	$112,981	$88,258
Expenses to average net assets	0.96%	0.96%	1.01%	1.07%	1.05%
Net investment income (loss) to average net assets	1.83%	1.54%	1.41%	1.34%	1.22%
Portfolio turnover rate	9%	14%	100%	107%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $15,862.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$39,894,748	$—	$—	$—	$39,894,748
Total Borrowings	$39,894,748	$—	$—	$—	$39,894,748
Gross amount of recognized liabilities for securities lending transactions					$39,894,748

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$122,458,794	14.42%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $200 million	0.75%
Over $200 million up to $500 million	0.65%
Over $500 million	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 80,993,551	$ —	$ 172,817,200	$ —

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2016	2017	2018
$ 92,090,268	$ 151,955,570	$ 7,657,113

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $68,420,678.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,589,930	$ —	$ —	$ 12,877,675	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,640,091	$ —	$ (251,702,951)	$ —	$ —	$ 86,418,952

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Barrow Hanley Dividend Focused VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.38%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 8% for a European investor, while the strong dollar brought that down to a negative 17% for U.S. investors.

The most turbulent market event of the year occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot above 45%, a level that hasn’t been reached since 2011. The news of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably makes it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. Bottom line, 2015 was a year when volatility itself was especially volatile. The higher average volatility was the result of periods of low market volatility quickly shifting into exceptionally high volatility, creating one of the most challenging environments to date for managed volatility strategies. Historically, such environments have been infrequent and short lived.

PERFORMANCE

For the year ended December 31, 2015, Transamerica BlackRock Global Allocation Managed Risk - Balanced VP, Service Class returned (3.42)%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark, returned (1.65)%, and (0.82)%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest 95% of its total assets in Transamerica BlackRock Global Allocation VP (underlying portfolio), a highly diversified global portfolio. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to help manage the Portfolio’s volatility, and guard against severe and sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but can detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmarks during the year, primarily due to the impact of futures losses, the underlying portfolio’s underperformance relative to its benchmark, and fees. Prior to September 30, 2015, the Portfolio had accumulated a net contribution from the futures overlay, especially during the month of September. The quick and relatively volatile recovery from September 30, 2015 to October 16, 2015, when the Portfolio was on average 18% hedged against equities, caused the majority of the return drag for the year. However, the Portfolio experienced reduced maximum drawdown, lower realized volatility and substantially reduced maximum 21-day volatility, as compared to the underlying holding.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(3.42)%	(3.60)%	11/10/2014
FTSE World Index (A)	(1.65)%	(1.37)%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark (B) (C) (D) (E) (F)	(0.82)%	(0.65)%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark is composed of the following benchmarks: 30% S&P 500®, 20% FTSE World Index ex-U.S., 30% BofA Merrill Lynch U.S. Treasury Current 5-Year Index and 20% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch U.S. Treasury Current 5-Year Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$946.70	$2.80	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
International Alternative Fund	94.4%
Repurchase Agreement	4.8
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANY - 94.4%
International Alternative Fund - 94.4%
Transamerica Blackrock Global Allocation VP (A)	15,075,756	$ 124,073,471

Total Investment Company (Cost $143,849,120)		124,073,471

	Principal	Value
REPURCHASE AGREEMENT - 4.8%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $6,258,138 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.75%, due 01/15/2017, and with a value of $6,385,925.	$ 6,258,117	6,258,117

Total Repurchase Agreement (Cost $6,258,117)		6,258,117

Total Investments (Cost $150,107,237) (C)		130,331,588
Net Other Assets (Liabilities) - 0.8%		1,095,895

Net Assets - 100.0%		$ 131,427,483

FUTURES CONTRACTS: (D)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Short	(18)	03/14/2016	$14,879	$—
EURO STOXX 50® Index	Short	(71)	03/18/2016	—	(40,669)
FTSE 100 Index	Short	(9)	03/18/2016	—	(36,913)
GBP Currency	Short	(8)	03/14/2016	17,525	—
JPY Currency	Short	(26)	03/14/2016	—	(40,215)
MSCI Emerging Markets Mini Index	Short	(24)	03/18/2016	—	(8,244)
Nikkei 225 Index	Short	(17)	03/10/2016	10,904	—
S&P 500® E-Mini	Short	(57)	03/18/2016	—	(3,218)
S&P Midcap 400 E-Mini Index	Short	(9)	03/18/2016	4,032	—

Total				$47,340	$(129,259)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Company	$124,073,471	$—	$—	$124,073,471
Repurchase Agreement	—	6,258,117	—	6,258,117

Total Investments	$124,073,471	$6,258,117	$—	$130,331,588

Other Financial Instruments
Futures Contracts (F)	$47,340	$—	$—	$47,340

Total Other Financial Instruments	$47,340	$—	$—	$47,340

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(129,259)	$—	$—	$(129,259)

Total Other Financial Instruments	$(129,259)	$—	$—	$(129,259)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $150,107,237. Net unrealized depreciation for tax purposes is $19,775,649.
(D)	Cash in the amount of $900,938 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $143,849,120)	$124,073,471
Repurchase agreement, at value (cost $6,258,117)	6,258,117
Cash on deposit with broker	900,938
Receivables:
Shares sold	173,792
Interest	5
Variation margin receivable	85,174

Total assets	131,491,497

Liabilities:
Payables and other liabilities:
Investment advisory fees	16,253
Distribution and service fees	27,353
Administration fees	3,282
Transfer agent fees	256
Trustees, CCO and deferred compensation fees	1,120
Audit and tax fees	10,576
Custody fees	4,228
Legal fees	433
Printing and shareholder reports fees	218
Other	295

Total liabilities	64,014

Net assets	$131,427,483

Net assets consist of:
Capital stock ($0.01 par value)	$137,114
Additional paid-in capital	137,642,351
Undistributed (distributions in excess of) net investment income (loss)	3,095,231
Accumulated net realized gain (loss)	10,410,700
Net unrealized appreciation (depreciation) on:
Affiliated investments	(19,775,649)
Futures contracts	(81,919)
Translation of assets and liabilities denominated in foreign currencies	(345)

Net assets	$131,427,483

Shares outstanding	13,711,405

Net asset value and offering price per share	$9.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$3,503,836
Interest income from repurchase agreements	389

Total investment income	3,504,225

Expenses:
Investment advisory fees	185,217
Distribution and service fees	185,217
Administration fees	20,961
Transfer agent fees	993
Trustees, CCO and deferred compensation fees	3,043
Audit and tax fees	20,643
Custody fees	22,003
Legal fees	3,739
Printing and shareholder reports fees	1,507
Other	1,252

Total expenses before waiver and/or reimbursement and recapture	444,575

Expense waived and/or reimbursed	(25,880)
Recapture of previously waived and/or reimbursed fees	3,600

Net expenses	422,295

Net investment income (loss)	3,081,930

Net realized gain (loss) on:
Distributions received from affiliated investments	12,204,179
Futures contracts	(1,788,860)
Foreign currency transactions	13,301

Net realized gain (loss)	10,428,620

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(19,725,917)
Futures contracts	(81,919)
Translation of assets and liabilities denominated in foreign currencies	(345)

Net change in unrealized appreciation (depreciation)	(19,808,181)

Net realized and change in unrealized gain (loss)	(9,379,561)

Net increase (decrease) in net assets resulting from operations	$(6,297,631)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2015	December 31, 2014 (A)
From operations:
Net investment income (loss)	$3,081,930	$(4,367)
Net realized gain (loss)	10,428,620	(4,619)
Net change in unrealized appreciation (depreciation)	(19,808,181)	(49,732)

Net increase (decrease) in net assets resulting from operations	(6,297,631)	(58,718)

Capital share transactions:
Proceeds from shares sold	131,828,220	9,870,136
Cost of shares redeemed	(3,914,424)	(100)

Net increase (decrease) in net assets resulting from capital share transactions	127,913,796	9,870,036

Net increase (decrease) in net assets	121,616,165	9,811,318

Net assets:
Beginning of period/year	9,811,318	—

End of period/year	$131,427,483	$9,811,318

Undistributed (distributions in excess of) net investment income (loss)	$3,095,231	$—

Capital share transactions - shares:
Shares issued	13,123,899	987,842
Shares redeemed	(400,326)	(10)

Net increase (decrease) in shares outstanding	12,723,573	987,832

(A)	Commenced operations on November 10, 2014.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$9.93	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.41	(0.01)
Net realized and unrealized gain (loss)	(0.75)	(0.06)

Total investment operations	(0.34)	(0.07)

Net asset value, end of period/year	$9.59	$9.93

Total return (D)	(3.42)%	(0.70	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$131,427	$9,811
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.60%	2.31	%(G)
Including waiver and/or reimbursement and recapture	0.57%	0.57	%(G)
Net investment income (loss) to average net assets (C)	4.16%	(0.57	)%(G)
Portfolio turnover rate (H)	—%	—	%(E)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$32,404	$14,936	$—	$—	$47,340
Total (C)	$—	$32,404	$14,936	$—	$—	$47,340

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$(40,215)	$(89,044)	$—	$—	$(129,259)
Total (C)	$—	$(40,215)	$(89,044)	$—	$—	$(129,259)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$286,132	$(2,074,992)	$—	$—	$(1,788,860)
Total	$—	$286,132	$(2,074,992)	$—	$—	$(1,788,860)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(7,811)	$(74,108)	$—	$—	$(81,919)
Total	$—	$(7,811)	$(74,108)	$—	$—	$(81,919)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
29,038	(1,092,650)

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $5 billion	0.25%
Over $5 billion up to $10 billion	0.24%
Over $10 billion	0.19%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.32%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, the balances available for recapture by TAM for each Portfolio are as follows:

Amounts Available from Fiscal Years		Total
2014	2015
$ 9,717	$ 25,880	$ 35,597

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 118,889,007	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 13,301	$ (13,301)

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $4,619.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,095,231	$ 10,317,862	$ —	$ —	$ —	$ (19,765,075)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the statement of changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.38%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 8% for a European investor, while the strong dollar brought that down to a negative 17% for U.S. investors.

The most turbulent market event of the year occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot above 45%, a level that hasn’t been reached since 2011. The news of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably makes it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. Bottom line, 2015 was a year when volatility itself was especially volatile. The higher average volatility was the result of periods of low market volatility quickly shifting into exceptionally high volatility, creating one of the most challenging environments to date for managed volatility strategies. Historically, such environments have been infrequent and short lived.

PERFORMANCE

For the year ended December 31, 2015, Transamerica BlackRock Global Allocation Managed Risk - Growth VP, Service Class returned (5.06)%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark, returned (1.65)%, and (0.76)%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest 95% of its total assets in Transamerica Blackrock Global Allocation VP (underlying portfolio), a highly diversified global portfolio. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to help manage the Portfolio’s volatility, and guard against severe and sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but can detract during highly volatile recoveries.

The Portfolio underperformed its benchmarks during the most recent calendar year, primarily due to the impact of futures losses, the underlying portfolio’s underperformance relative to the benchmark, and fees. Two main events caused the majority of the return drag from the futures overlay: the drawdown between August 18-25, and the quick and relatively volatile recovery from September 30, 2015 to October 16, 2015. The Portfolio is designed to create a “growth” version of the underlying balanced portfolio through the use of long futures positions, and as a result of the low/moderate volatility environment experienced through the month of July and early August, the Portfolio was in a leveraged position going into the second half of August. This caused it to experience a sharper drawdown than the underlying holding. Throughout the volatile October recovery, the Portfolio was on average 13% hedged against equities, and therefore accumulated further drag. However, the Portfolio experienced similar realized volatility, and reduced maximum 21-day volatility, as compared to the underlying holding.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(5.06)%	(5.36)%	11/10/2014
FTSE World Index (A)	(1.65)%	(1.37)%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark (B) (C) (D) (E) (F)	(0.76)%	(0.48)%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark is composed of the following benchmarks: 42% S&P 500®, 28% FTSE World Index ex-U.S., 18% BofA Merrill Lynch U.S. Treasury Current 5-Year Index and 12% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch U.S. Treasury Current 5-Year Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$934.30	$2.93	$1,022.20	$3.06	0.60%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
International Alternative Fund	94.9%
Repurchase Agreement	4.9
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANY - 94.9%
International Alternative Fund - 94.9%
Transamerica Blackrock Global Allocation VP (A)	17,906,617	$ 147,371,457

Total Investment Company (Cost $170,454,618)		147,371,457

	Principal	Value
REPURCHASE AGREEMENT - 4.9%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $7,532,486 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.75%, due 01/15/2017, and with a value of $7,684,163.	$ 7,532,461	7,532,461

Total Repurchase Agreement (Cost $7,532,461)		7,532,461

Total Investments (Cost $177,987,079) (C)		154,903,918
Net Other Assets (Liabilities) - 0.2%		249,713

Net Assets - 100.0%		$ 155,153,631

FUTURES CONTRACTS: (D)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Short	(1)	03/14/2016	$49	$—
EURO STOXX 50® Index	Short	(40)	03/18/2016	—	(21,423)
FTSE 100 Index	Short	(5)	03/18/2016	—	(18,519)
GBP Currency	Short	(4)	03/14/2016	6,034	—
JPY Currency	Short	(8)	03/14/2016	—	(6,491)
MSCI Emerging Markets Mini Index	Short	(14)	03/18/2016	—	(6,726)
Nikkei 225 Index	Short	(10)	03/10/2016	—	(21,472)
S&P 500® E-Mini	Short	(33)	03/18/2016	—	(52,309)
S&P Midcap 400 E-Mini Index	Short	(5)	03/18/2016	—	(9,754)

Total				$6,083	$(136,694)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Company	$147,371,457	$—	$—	$147,371,457
Repurchase Agreement	—	7,532,461	—	7,532,461

Total Investments	$147,371,457	$7,532,461	$—	$154,903,918

Other Financial Instruments
Futures Contracts (F)	$6,083	$—	$—	$6,083

Total Other Financial Instruments	$6,083	$—	$—	$6,083

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(136,694)	$—	$—	$(136,694)

Total Other Financial Instruments	$(136,694)	$—	$—	$(136,694)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $177,987,079. Net unrealized depreciation for tax purposes is $23,083,161.
(D)	Cash in the amount of $462,900 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $170,454,618)	$147,371,457
Repurchase agreement, at value (cost $7,532,461)	7,532,461
Cash on deposit with broker	462,900
Receivables:
Shares sold	235
Interest	6
Variation margin receivable	47,570

Total assets	155,414,629

Liabilities:
Payables and other liabilities:
Shares redeemed	180,058
Investment advisory fees	24,163
Distribution and service fees	32,455
Administration fees	3,895
Transfer agent fees	297
Trustees, CCO and deferred compensation fees	1,313
Audit and tax fees	10,627
Custody fees	7,062
Legal fees	515
Printing and shareholder reports fees	274
Other	339

Total liabilities	260,998

Net assets	$155,153,631

Net assets consist of:
Capital stock ($0.01 par value)	$165,278
Additional paid-in capital	164,524,525
Undistributed (distributions in excess of) net investment income (loss)	3,557,757
Accumulated net realized gain (loss)	10,077,284
Net unrealized appreciation (depreciation) on:
Affiliated investments	(23,083,161)
Futures contracts	(130,611)
Translation of assets and liabilities denominated in foreign currencies	42,559

Net assets	$155,153,631

Shares outstanding	16,527,760

Net asset value and offering price per share	$9.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$4,090,188
Interest income from repurchase agreements	442

Total investment income	4,090,630

Expenses:
Investment advisory fees	239,337
Distribution and service fees	221,608
Administration fees	25,034
Transfer agent fees	1,171
Trustees, CCO and deferred compensation fees	3,609
Audit and tax fees	20,797
Custody fees	40,638
Legal fees	4,472
Printing and shareholder reports fees	1,653
Other	1,447

Total expenses before waiver and/or reimbursement and recapture	559,766

Expense waived and/or reimbursed	(34,347)
Recapture of previously waived and/or reimbursed fees	6,440

Net expenses	531,859

Net investment income (loss)	3,558,771

Net realized gain (loss) on:
Distributions received from affiliated investments	14,256,117
Futures contracts	(4,133,986)
Foreign currency transactions	(1,023)

Net realized gain (loss)	10,121,108

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(23,043,598)
Futures contracts	(148,212)
Translation of assets and liabilities denominated in foreign currencies	42,559

Net change in unrealized appreciation (depreciation)	(23,149,251)

Net realized and change in unrealized gain (loss)	(13,028,143)

Net increase (decrease) in net assets resulting from operations	$(9,469,372)

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2015	December 31, 2014 (A)
From operations:
Net investment income (loss)	$3,558,771	$(3,825)
Net realized gain (loss)	10,121,108	(44,838)
Net change in unrealized appreciation (depreciation)	(23,149,251)	(21,962)

Net increase (decrease) in net assets resulting from operations	(9,469,372)	(70,625)

Capital share transactions:
Proceeds from shares sold	154,220,240	11,030,574
Cost of shares redeemed	(557,052)	(134)

Net increase (decrease) in net assets resulting from capital share transactions	153,663,188	11,030,440

Net increase (decrease) in net assets	144,193,816	10,959,815

Net assets:
Beginning of period/year	10,959,815	—

End of period/year	$155,153,631	$10,959,815

Undistributed (distributions in excess of) net investment income (loss)	$3,557,757	$—

Capital share transactions - shares:
Shares issued	15,476,679	1,108,213
Shares redeemed	(57,119)	(13)

Net increase (decrease) in shares outstanding	15,419,560	1,108,200

(A)	Commenced operations on November 10, 2014.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$9.89	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.39	(0.01)
Net realized and unrealized gain (loss)	(0.89)	(0.10)

Total investment operations	(0.50)	(0.11)

Net asset value, end of period/year	$9.39	$9.89

Total return (D)	(5.06)%	(1.10	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$155,154	$10,960
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.63%	2.31	%(G)
Including waiver and/or reimbursement and recapture	0.60%	0.60	%(G)
Net investment income (loss) to average net assets (C)	4.01%	(0.60	)%(G)
Portfolio turnover rate (H)	—%	—	%(E)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$6,083	$—	$—	$—	$6,083
Total (C)	$—	$6,083	$—	$—	$—	$6,083

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$(6,491)	$(130,203)	$—	$—	$(136,694)
Total (C)	$—	$(6,491)	$(130,203)	$—	$—	$(136,694)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$362,949	$(4,496,935)	$—	$—	$(4,133,986)
Total	$—	$362,949	$(4,496,935)	$—	$—	$(4,133,986)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(408)	$(147,804)	$—	$—	$(148,212)
Total	$—	$(408)	$(147,804)	$—	$—	$(148,212)

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
1,265,157	(570,961)

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $5 billion	0.27%
Over $5 billion up to $10 billion	0.26%
Over $10 billion	0.21%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, the balances available for recapture by TAM for each Portfolio are as follows:

Amounts Available from Fiscal Years
2014	2015	Total
$ 4,451	$ 34,347	$ 38,798

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 141,834,499	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,014)	$ 1,014

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $27,237.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,557,757	$ 9,968,114	$ —	$ —	$ —	$ (23,062,043)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the statement of changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

For investors, 2015 was largely characterized by low nominal returns, rising volatility and diverging central bank policies around the world. In addition, investors struggled to gauge the depth of the price corrections afflicting assets across the global commodity complex, as China’s economic growth continued to slow and the U.S. dollar continued to strengthen.

2015 got off to a positive start for global stocks, as Japanese and European stocks posted early gains on the strength of rising earnings estimates (in the case of Japan) and the anticipation of improving liquidity following the European Central Bank’s late-January decision to embark into quantitative easing (in the case of Europe). After over six years of strong relative growth, U.S. equities began to lag global equities given declining earnings estimates and concerns over an economic slowdown.

Global equities’ gains in the first half of 2015 proved to be short-lived, as concerns over Greece’s willingness and ability to remain in the eurozone caused volatility to rise noticeably in June. Though Greece was able to quell investors’ fears as the summer months progressed, concerns over Chinese economic growth increased and caused equity market volatility to spike to levels not seen since the Global Financial Crisis of 2008-2009. Equity market declines during the third quarter of 2015 more than offset the gains generated during the first half of 2015. Although markets staged a modest advance in the fourth quarter, renewed worries about China’s economy, coupled with the U.S. Federal Reserve’s first rate increase in over nine years, pushed markets lower throughout much of December.

PERFORMANCE

For the year ended December 31, 2015, Transamerica BlackRock Global Allocation VP, Service Class returned (1.23)%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation VP Blended Benchmark, returned (1.37)% and (0.78)%, respectively.

STRATEGY REVIEW

Within equities, stock selection in the U.S. and Canada detracted from performance. An overweight in Japan contributed to performance, although this was partially offset by stock selection. From a sector perspective, stock selection and an overweight in materials as well as stock selection and an underweight in consumer discretionary and consumer staples weighed on returns. An overweight to energy and stock selection in health care, utilities and industrials also detracted. Stock selection in information technology, telecommunication services and financials aided performance. An underweight in fixed income weighed on returns as did an overweight to commodity-related securities. Currency management, notably an overweight to the U.S. dollar contributed to performance.

During the 12-month period, the Portfolio’s overall equity allocation decreased from 61% to 56% of net assets. Within equities, the Portfolio decreased exposure to the U.S., Brazil and Japan. From a sector perspective, we decreased exposure to health care, energy, materials and industrials, while we increased exposure to consumer staples and telecommunication services.

The Portfolio’s overall allocation in fixed income decreased from 22% to 21% of net assets. Within fixed income, the Portfolio reduced exposure to government bonds and increased exposure to corporate bonds. The Portfolio’s allocation to commodity-related securities remained essentially unchanged at 1% of net assets.

Reflecting the above changes, the Portfolio’s cash and cash equivalent holdings increased from 16% to 22% of net assets. During the 12-month period, the cash position helped mitigate volatility and served as a source of funds for new investments. In addition, our cash stake helped keep overall duration (sensitivity to interest rate movements) relatively low.

Compared to its reference benchmark, the Portfolio was 4% underweight equities, 19% underweight fixed income and 1% overweight commodity-related and 22% cash equivalents as period end. Within equities, the Portfolio was overweight in Japan and underweight in the United States. Within Europe, the Portfolio was overweight in France and Italy, and underweight in Switzerland and Sweden. From a sector perspective, the Portfolio was overweight in telecommunication services, health care, materials and energy, and underweight in consumer staples, financials, consumer discretionary and information technology. Within fixed income, the Portfolio was underweight in developed market government bonds, and overweight in corporate and convertible bonds. With respect to currency exposure, the Portfolio was overweight in the U.S. dollar and underweight in the euro, Japanese yen, Australian dollar and Canadian dollar.

We believe equities (relative to the Portfolio’s global multi-asset universe) currently provide the best prospect for total return, although we expect global equity returns may continue to show divergence in regional performance. We continue to favor developed markets outside the U.S. with a particular focus on Japan and select companies in Europe. Our positive view on Japanese equities is based on attractive valuations, aggressive monetary easing and positive changes in corporate governance. Emerging markets remain challenged. In fixed income, we remain focused on identifying investments that can reduce overall volatility of the Portfolio and provide a real rate of

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

(unaudited)

return. Accordingly, the cash position helps to manage duration, mitigate volatility and provide additional flexibility in adjusting portfolio risk. We remain favorable on the U.S. dollar, particularly versus major developed market currencies.

The Portfolio used derivatives, which positively contributed to performance, during the period.

Dennis Stattman, CFA

Dan Chamby, CFA

Aldo Roldan

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(1.23)%	3.99%	7.54%	05/01/2009
FTSE World Index (A)	(1.37)%	7.10%	12.09%
Transamerica BlackRock Global Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	(0.78)%	5.58%	8.86%
Initial Class	(1.00)%	N/A	3.15%	05/01/2011

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation VP Blended Benchmark is composed of the following benchmarks: 36% S&P 500®, 24% FTSE World Index, 24% BofA Merrill Lynch U.S. Treasury Current 5-Year Index, and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The BofA Merrill Lynch U.S. Treasury Current 5-Year Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(E) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$961.90	$4.01	$1,021.10	$4.13	0.81%
Service Class	1,000.00	961.30	5.24	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	51.6%
Short-Term U.S. Government Obligations	19.8
Securities Lending Collateral	8.3
U.S. Government Obligations	6.7
Corporate Debt Securities	5.8
Short-Term Foreign Government Obligations	4.9
Foreign Government Obligations	4.9
Preferred Stocks	1.5
Convertible Bonds	1.4
Convertible Preferred Stocks	1.0
Loan Assignments	1.0
Exchange-Traded Funds	0.9
Over-the-Counter Options Purchased	0.4
U.S. Government Agency Obligation	0.4
Repurchase Agreement	0.1
Master Limited Partnership	0.1
Warrants	0.0	*
Exchange-Traded Options Purchased	0.0	*
Over-the-Counter Interest Rate Swaptions Purchased	0.0	*
Right	0.0	*
Common Stocks Sold Short	(0.3)
Net Other Assets (Liabilities) ^	(8.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 51.6%
Australia - 0.1%
BHP Billiton PLC	46,807	$ 524,422
Healthscope, Ltd. (A)	779,427	1,510,796
Scentre Group, REIT	26,368	80,508
Wesfarmers, Ltd.	1,449	43,935

		2,159,661

Austria - 0.0% (B)
Oesterreichische Post AG	2,314	84,476

Belgium - 0.1%
Anheuser-Busch InBev SA	1,166	144,962
BHF Kleinwort Benson Group (C)	4,137	25,694
bpost SA	7,140	175,284
Colruyt SA	6,795	350,356
Proximus SADP	20,048	653,615
Telenet Group Holding NV (C)	2,947	159,396

		1,509,307

Bermuda - 0.0% (B)
Axis Capital Holdings, Ltd.	6,074	341,480

Brazil - 0.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes, Class A (D)	62,163	117,555
Gerdau SA, ADR (A)	238,335	286,002
MRV Engenharia e Participacoes SA	3,457	7,558
Petroleo Brasileiro SA, ADR (A) (C)	147,844	635,729
SLC Agricola SA (D)	55,841	231,593

		1,278,437

Canada - 0.9%
Athabasca Oil Corp., Class A (C)	217,012	241,525
Barrick Gold Corp.	236,714	1,746,949
Brookfield Asset Management, Inc., Class A	4,430	139,748
Brookfield Asset Management, Inc., Class A	30,567	963,778
Cameco Corp., Class A (A)	124,968	1,540,855
Canadian National Railway Co.	14,979	837,027
Cenovus Energy, Inc.	237,767	3,007,099
Eldorado Gold Corp., Class A	186,439	552,432
Enbridge, Inc.	4,355	144,779
First Quantum Minerals, Ltd.	268,974	1,006,927
Goldcorp, Inc.	116,769	1,349,850
Platinum Group Metals, Ltd. (A) (C)	673,424	94,903
Platinum Group Metals, Ltd. (C)	420,615	61,746
Suncor Energy, Inc.	7,602	196,244
Toronto-Dominion Bank (A)	54,564	2,138,868
TransCanada Corp. (A)	2,109	68,877

		14,091,607

Chile - 0.1%
Antofagasta PLC, Class A (A)	286,479	1,981,982

China - 0.3%
Alibaba Group Holding, Ltd., ADR (C)	29,841	2,425,178
CAR, Inc. (A) (C)	535,420	887,065
Dongfeng Motor Group Co., Ltd., Class H	216,000	289,856
Haitian International Holdings, Ltd., Series B	331,000	492,012
Zhongsheng Group Holdings, Ltd. (A)	430,000	260,218

		4,354,329

Cyprus - 0.0% (B)
Ocean RIG UDW, Inc. (A)	37,348	60,877

	Shares	Value
COMMON STOCKS (continued)
France - 2.5%
Accor SA	28,719	$ 1,248,571
Aeroports de Paris, Class A	1,459	169,973
Air Liquide SA, Class A	4,929	555,210
Airbus Group SE	52,918	3,565,535
Alcatel-Lucent (C)	39,118	155,167
Atos SE	27,851	2,344,184
AXA SA	100,267	2,749,190
BNP Paribas SA	21,900	1,243,065
Cie de St-Gobain	31,078	1,345,894
Cie Generale des Etablissements Michelin, Class B	1,593	152,172
Danone SA	22,230	1,504,588
Dassault Aviation SA	1,547	1,927,498
Elis SA	21,744	360,362
Engie SA	67,438	1,196,430
Eutelsat Communications SA	11,076	332,217
Groupe Eurotunnel SE	24,378	303,607
Iliad SA	2,885	689,760
L’Oreal SA	3,732	629,858
Metropole Television SA	4,356	74,985
Numericable-SFR SAS	4,052	147,518
Orange SA	42,894	721,834
Peugeot SA (C)	90,731	1,597,844
Renault SA	10,274	1,034,239
Safran SA	46,916	3,230,980
Sanofi	42,276	3,611,154
Societe Generale SA	16,856	779,808
Societe Television Francaise 1	12,419	138,337
Sopra Steria Group	2,539	298,828
Total SA, ADR	4,486	201,646
Total SA	42,553	1,908,278
Ubisoft Entertainment (C)	45,431	1,316,755
Unibail-Rodamco SE, REIT	7,773	1,980,049
Vinci SA	21,234	1,364,717
Vivendi SA	29,104	628,147
Worldline SA (C) (E)	29,650	769,142

		40,277,542

Germany - 0.7%
Axel Springer SE	3,159	175,673
Bayer AG	12,758	1,593,351
Bayerische Motoren Werke AG	11,306	1,191,104
Deutsche Bank AG	51,788	1,257,653
Deutsche Post AG	49,646	1,387,992
Deutsche Telekom AG	98,494	1,769,016
E.ON SE	6,762	64,929
Fraport AG Frankfurt Airport Services Worldwide	5,504	351,001
Linde AG	4,569	660,030
ProSiebenSat.1 Media SE	13,843	698,398
SAP SE	1,244	98,715
Stroeer SE	2,960	185,846
Telefonica Deutschland Holding AG	56,688	299,011
TUI AG	35,788	638,908
United Internet AG	13,387	736,005
Volkswagen AG	576	88,512
Vonovia SE	25,567	789,843

		11,985,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Hong Kong - 0.8%
AIA Group, Ltd.	260,600	$ 1,566,952
Beijing Enterprises Holdings, Ltd.	307,500	1,864,827
Brilliance China Automotive Holdings, Ltd. (A)	386,000	485,112
Cheung Kong Property Holdings, Ltd.	13,000	85,128
China Resources Land, Ltd.	668,000	1,947,962
CLP Holdings, Ltd.	5,500	46,838
Haier Electronics Group Co., Ltd.	434,000	880,314
Hong Kong & China Gas Co., Ltd.	24,000	47,195
Power Assets Holdings, Ltd.	5,000	46,129
Sino Biopharmaceutical, Ltd.	876,000	795,742
Sun Hung Kai Properties, Ltd.	236,000	2,854,820
Wharf Holdings, Ltd.	476,000	2,650,228

		13,271,247

Indonesia - 0.0% (B)
Siloam International Hospitals Tbk PT	800,134	566,846

Ireland - 0.2%
Accenture PLC, Class A	5,321	556,044
Alkermes PLC (C)	5,489	435,717
Shire PLC	17,316	1,199,270
XL Group PLC, Class A	40,355	1,581,109

		3,772,140

Israel - 0.5%
Check Point Software Technologies, Ltd., Class A (A) (C)	4,284	348,632
Mobileye NV (A) (C)	53,041	2,242,573
Teva Pharmaceutical Industries, Ltd., ADR	71,320	4,681,445

		7,272,650

Italy - 0.7%
Ei Towers SpA	42,486	2,737,339
Enel SpA	276,285	1,158,546
Eni SpA, Class B	12,988	192,978
Intesa Sanpaolo SpA	872,031	2,896,014
Mediaset SpA	140,470	582,092
RAI Way SpA (A) (E)	245,126	1,256,831
Telecom Italia SpA (A) (C)	1,282,386	1,625,183
Telecom Italia SpA	117,409	120,500
UniCredit SpA, Class A	149,121	824,444

		11,393,927

Japan - 8.5%
Aisin Seiki Co., Ltd.	50,100	2,156,222
Ajinomoto Co., Inc.	36,000	852,326
Alpine Electronics, Inc.	8,500	132,113
Asahi Group Holdings, Ltd.	26,100	817,045
Asahi Kasei Corp.	222,000	1,501,187
ASKUL Corp.	300	12,054
Astellas Pharma, Inc.	88,400	1,258,441
Autobacs Seven Co., Ltd.	4,000	72,906
Bandai Namco Holdings, Inc.	12,600	266,202
Bank of Yokohama, Ltd.	50,000	306,480
Benesse Holdings, Inc. (A)	1,800	51,836
Bridgestone Corp.	86,600	2,970,501
Canon Marketing Japan, Inc.	6,000	93,826
Chiba Bank, Ltd.	42,000	298,042
Chiyoda Corp.	11,000	83,529
Chubu Electric Power Co., Inc.	106,900	1,463,860
COMSYS Holdings Corp.	3,700	52,025

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daikin Industries, Ltd. (A)	28,900	$ 2,104,546
Daikyo, Inc. (A)	84,000	136,250
Daito Trust Construction Co., Ltd.	10,100	1,166,656
Daiwa House Industry Co., Ltd.	3,000	86,239
DeNA Co., Ltd. (A)	17,600	275,200
Denso Corp.	89,800	4,291,136
East Japan Railway Co.	44,800	4,218,631
Eisai Co., Ltd.	9,900	654,892
Electric Power Development Co., Ltd.	15,400	548,496
Exedy Corp. (A)	4,200	101,508
FamilyMart Co., Ltd.	25,000	1,163,371
FANUC Corp.	5,200	895,907
Fuji Heavy Industries, Ltd.	157,700	6,496,651
Fukuoka Financial Group, Inc., Class A	99,000	490,903
Futaba Industrial Co., Ltd. (A)	52,900	252,473
GS Yuasa Corp. (A)	170,000	631,789
GungHo Online Entertainment, Inc. (A) (C)	35,800	97,255
Hitachi Chemical Co., Ltd.	69,400	1,101,007
Hitachi High-Technologies Corp.	9,800	265,022
Hitachi Kokusai Electric, Inc.	7,000	95,160
Honda Motor Co., Ltd.	68,300	2,182,971
Hoya Corp.	33,400	1,365,812
IHI Corp. (A)	188,000	518,974
INPEX Corp.	279,600	2,725,794
Isuzu Motors, Ltd.	136,000	1,465,078
Japan Airlines Co., Ltd.	121,900	4,363,152
Japan Post Bank Co., Ltd. (C)	69,700	1,014,809
Japan Tobacco, Inc. (A)	25,300	928,858
JGC Corp.	38,000	581,636
JSR Corp. (A)	71,800	1,118,956
Kamigumi Co., Ltd.	13,000	111,928
Kansai Electric Power Co., Inc. (C)	15,300	183,444
KDDI Corp.	71,200	1,849,077
Keyence Corp.	1,000	549,605
Kinden Corp.	13,900	177,240
Koito Manufacturing Co., Ltd.	25,300	1,037,488
Komatsu, Ltd.	55,500	908,116
Kubota Corp.	77,000	1,189,546
Kuraray Co., Ltd. (A)	69,500	841,839
Kyocera Corp.	32,100	1,490,740
Kyushu Electric Power Co., Inc. (C)	66,800	728,060
Mabuchi Motor Co., Ltd.	6,600	357,686
Maeda Road Construction Co., Ltd.	7,000	117,342
Medipal Holdings Corp.	2,800	47,723
Mitsubishi Corp.	84,600	1,407,161
Mitsubishi Electric Corp.	310,000	3,254,022
Mitsubishi Estate Co., Ltd.	145,000	3,015,033
Mitsubishi Heavy Industries, Ltd.	306,000	1,337,985
Mitsubishi UFJ Financial Group, Inc.	380,500	2,356,912
Mitsui & Co., Ltd.	132,100	1,569,617
Mitsui Fudosan Co., Ltd.	5,000	125,489
Mizuho Financial Group, Inc.	558,300	1,116,600
MS&AD Insurance Group Holdings, Inc.	16,200	475,060
Murata Manufacturing Co., Ltd.	4,600	661,853
Nabtesco Corp.	16,600	337,231
NEC Corp.	431,000	1,365,631
Nexon Co., Ltd.	18,700	304,206
Nikon Corp. (A)	137,700	1,844,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nintendo Co., Ltd.	14,600	$ 2,007,647
Nippo Corp.	3,000	48,782
Nippon Express Co., Ltd.	73,000	343,043
Nippon Steel & Sumitomo Metal Corp. (A)	25,500	504,450
Nippon Telegraph & Telephone Corp.	45,600	1,814,794
Nitto Denko Corp.	48,800	3,562,676
Nomura Holdings, Inc.	202,300	1,126,822
NS Solutions Corp.	1,400	31,900
Okumura Corp.	168,000	945,973
Omron Corp. (A)	20,500	683,611
Otsuka Holdings Co., Ltd.	35,800	1,271,935
Rinnai Corp.	14,900	1,320,191
ROHM Co., Ltd.	47,700	2,416,046
Sanrio Co., Ltd. (A)	40,900	960,879
Sawai Pharmaceutical Co., Ltd.	4,600	314,925
SCSK Corp.	1,500	60,268
Secom Co., Ltd.	3,600	243,971
Sega Sammy Holdings, Inc.	80,600	753,880
Seino Holdings Co., Ltd.	19,400	201,843
Seven & i Holdings Co., Ltd.	19,200	879,063
Shimamura Co., Ltd. (A)	1,800	210,796
Shin-Etsu Chemical Co., Ltd.	68,500	3,724,058
Ship Healthcare Holdings, Inc.	16,600	411,007
Shizuoka Bank, Ltd. (A)	29,000	281,243
SHO-BOND Holdings Co., Ltd.	600	21,884
SMC Corp.	2,300	597,388
Sohgo Security Services Co., Ltd.	9,500	445,540
Sompo Japan Nipponkoa Holdings, Inc.	13,200	433,418
Sony Financial Holdings, Inc.	88,800	1,588,386
Stanley Electric Co., Ltd. (A)	7,000	153,563
Sumco Corp. (A)	101,300	764,258
Sumitomo Corp. (A)	130,200	1,327,431
Sumitomo Electric Industries, Ltd.	89,800	1,268,050
Sumitomo Mitsui Financial Group, Inc.	31,700	1,196,391
Suntory Beverage & Food, Ltd.	20,000	875,523
Suzuki Motor Corp.	68,000	2,066,098
Toda Corp. (A)	176,000	938,377
Tokio Marine Holdings, Inc.	33,300	1,286,199
Tokyo Electric Power Co., Inc. (C)	26,300	151,442
Tokyo Gas Co., Ltd.	783,000	3,679,154
Toyota Industries Corp.	91,500	4,892,818
Toyota Motor Corp.	70,100	4,316,685
Toyota Tsusho Corp.	25,600	598,856
Trend Micro, Inc. (A) (C)	12,500	507,214
TV Asahi Holdings Corp.	6,200	107,027
Ube Industries, Ltd. (A)	512,000	1,081,964
Yahoo Japan Corp. (A)	153,600	624,369
Yamada Denki Co., Ltd. (A)	224,400	969,301
Yamaha Corp.	17,300	417,871
Yamato Kogyo Co., Ltd. (A)	800	20,398

		136,938,049

Jersey, Channel Islands - 0.0% (B)
Integrated Diagnostics Holdings PLC (A) (C) (E)	52,738	260,789

Kazakhstan - 0.0% (B)
KazMunaiGas Exploration Production JSC, GDR	6,904	51,366

	Shares	Value
COMMON STOCKS (continued)
Korea, Republic of - 0.4%
Hyundai Motor Co.	17,516	$ 2,209,183
Hyundai Wia Corp.	4,018	379,904
Samsung Electronics Co., Ltd.	2,838	3,026,959
Samsung SDI Co., Ltd.	3,103	298,307
SK Hynixm, Inc.	37,800	976,485

		6,890,838

Luxembourg - 0.0% (B)
RTL Group SA (C)	3,662	304,955

Malaysia - 0.1%
Axiata Group Bhd	638,700	953,550
IHH Healthcare Bhd, Class A	938,900	1,438,911

		2,392,461

Mexico - 0.3%
America Movil SAB de CV, Class L, ADR (A) (C)	61,653	866,841
America Movil SAB de CV, Series L (A)	762,600	535,406
Fibra Uno Administracion SA de CV, REIT (A)	967,320	2,132,263
Telesites SAB (A) (C)	1,063,511	693,601

		4,228,111

Netherlands - 1.1%
Akzo Nobel NV	66,742	4,473,765
Constellium NV, Class A (C)	95,107	732,324
ING Groep NV, CVA	101,969	1,379,644
Koninklijke KPN NV	375,334	1,424,366
Koninklijke Philips NV	88,048	2,254,366
PostNL NV (C)	97,196	369,697
Randstad Holding NV	22,851	1,428,661
Royal Dutch Shell PLC, Class A	20,523	461,691
Royal Dutch Shell PLC, Class B	12,788	290,888
SBM Offshore NV (A) (C)	355,872	4,509,433
TomTom NV (A) (C)	70,233	885,760

		18,210,595

Norway - 0.2%
Statoil ASA	246,830	3,442,479

Peru - 0.2%
Southern Copper Corp. (A)	94,422	2,466,303

Portugal - 0.1%
CTT-Correios de Portugal SA	14,894	143,311
NOS SGPS SA	138,420	1,090,001

		1,233,312

Singapore - 0.7%
Avago Technologies, Ltd., Class A	484	70,253
CapitaLand, Ltd.	1,388,400	3,280,302
Global Logistic Properties, Ltd., Class L	2,408,900	3,652,680
Keppel Corp., Ltd. (A)	395,300	1,814,940
Raffles Medical Group, Ltd.	97,800	286,937
Singapore Telecommunications, Ltd.	596,700	1,544,459

		10,649,571

Spain - 0.6%
Aena SA (C) (E)	5,953	681,877
Banco Santander SA, Class A	302,480	1,498,306
Cellnex Telecom SAU (E)	154,051	2,886,233
Cia de Distribucion Integral Logista Holdings SA	8,920	188,448
Distribuidora Internacional de Alimentacion SA (A) (C)	218,365	1,291,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Iberdrola SA	67,011	$ 476,998
Industria de Diseno Textil SA	40,174	1,383,557
Mediaset Espana Comunicacion SA	31,095	338,939
Merlin Properties Socimi SA, REIT	111,340	1,396,930

		10,143,193

Sweden - 0.1%
Getinge AB, Class B	13,685	358,482
Svenska Handelsbanken AB, A Shares	93,623	1,243,451
Telefonaktiebolaget LM Ericsson, Class B	4,148	39,992

		1,641,925

Switzerland - 1.4%
ACE, Ltd.	2,189	255,785
Credit Suisse Group AG (C)	41,775	899,916
Garmin, Ltd.	9,855	366,310
Glencore PLC (C)	1,119,042	1,492,641
Nestle SA	79,252	5,883,291
Novartis AG	41,027	3,529,113
Roche Holding AG	10,489	2,906,590
Syngenta AG	7,113	2,784,050
TE Connectivity, Ltd.	779	50,331
UBS Group AG	163,934	3,180,231
Zurich Insurance Group AG (C)	2,690	691,060

		22,039,318

Taiwan - 0.2%
Cheng Shin Rubber Industry Co., Ltd.	282,000	457,594
Delta Electronics, Inc. (F)	63,000	298,247
Hon Hai Precision Industry Co., Ltd.	18,450	45,385
Taiwan Semiconductor Manufacturing Co., Ltd.	356,000	1,549,852
Yulon Motor Co., Ltd.	348,000	319,956

		2,671,034

Thailand - 0.1%
Bangkok Dusit Medical Services PCL, Class F	1,940,000	1,202,223
Bumrungrad Hospital PCL	139,800	819,725

		2,021,948

United Arab Emirates - 0.2%
Al Noor Hospitals Group PLC	74,408	1,215,391
NMC Health PLC, Class A	126,128	1,562,808

		2,778,199

United Kingdom - 3.3%
AstraZeneca PLC, ADR	4,639	157,494
AstraZeneca PLC	68,890	4,688,408
Barclays PLC	148,858	480,368
BG Group PLC	17,748	257,716
BP PLC	95,103	496,311
British American Tobacco PLC	2,543	141,371
BT Group PLC, Class A	236,622	1,645,422
Centrica PLC	19,879	63,916
CNH Industrial NV (A)	17,935	122,675
Coats Group PLC, Class A (C)	211,756	76,760
Delphi Automotive PLC, Class A	37,116	3,181,955
Diageo PLC	3,335	91,274
Diageo PLC, ADR	17,528	1,911,779
HSBC Holdings PLC	1,042,373	8,239,605
Imperial Tobacco Group PLC	1,248	65,985
Land Securities Group PLC, REIT	3,783	65,640

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Legal & General Group PLC	294,414	$ 1,162,319
Liberty Global PLC, Class A (C)	23,166	981,312
Lloyds Banking Group PLC	876,357	944,010
Michael Kors Holdings, Ltd. (C)	46,325	1,855,780
National Grid PLC, Class B	124,698	1,723,404
Ophir Energy PLC (C)	581,196	843,519
Prudential PLC	114,026	2,573,567
Reckitt Benckiser Group PLC, Class A	905	83,798
Rio Tinto PLC	108,195	3,157,324
SABMiller PLC	136,242	8,173,508
Spire Healthcare Group PLC (E)	485,550	2,239,731
SSE PLC, Class B	3,643	82,061
Standard Chartered PLC	143,797	1,194,963
Unilever NV, CVA	3,911	170,457
Vodafone Group PLC, ADR	90,997	2,935,563
Vodafone Group PLC	852,582	2,777,697

		52,585,692

United States - 27.1%
3M Co.	2,009	302,636
Abbott Laboratories	32,684	1,467,838
AbbVie, Inc., Class G	46,018	2,726,106
Activision Blizzard, Inc.	48,079	1,861,138
Adobe Systems, Inc. (C)	5,689	534,425
AES Corp.	77,995	746,412
Aetna, Inc.	44,599	4,822,044
Air Products & Chemicals, Inc.	3,809	495,589
Alexion Pharmaceuticals, Inc. (C)	7,313	1,394,955
Allergan PLC (C)	11,037	3,449,062
Alliance Data Systems Corp. (C)	1,059	292,888
Allstate Corp.	31,769	1,972,537
Alphabet, Inc., Class A (C)	6,461	5,026,723
Alphabet, Inc., Class C	15,700	11,914,416
Altria Group, Inc.	5,770	335,872
Amazon.com, Inc. (C)	97	65,561
Amdocs, Ltd.	6,400	349,248
Ameren Corp.	1,105	47,769
American Airlines Group, Inc.	39,941	1,691,501
American Electric Power Co., Inc.	22,741	1,325,118
American International Group, Inc. (G)	53,576	3,320,105
American Tower Corp., Class A, REIT	2,641	256,045
American Water Works Co., Inc.	31,297	1,869,996
Ameriprise Financial, Inc.	2,519	268,072
AmerisourceBergen Corp., Class A	3,867	401,047
Amgen, Inc.	28,483	4,623,645
Anacor Pharmaceuticals, Inc. (C)	306	34,569
Anadarko Petroleum Corp., Class A	147,846	7,182,359
Anthem, Inc.	23,872	3,328,712
Apple, Inc. (G)	86,251	9,078,780
Applied Materials, Inc., Class A	2,332	43,538
Archer-Daniels-Midland Co.	6,122	224,555
AT&T, Inc.	184,879	6,361,686
Automatic Data Processing, Inc.	923	78,197
AvalonBay Communities, Inc., REIT	885	162,955
Axalta Coating Systems, Ltd. (C)	62,096	1,654,858
Baker Hughes, Inc.	3,114	143,711
Bank of America Corp.	417,030	7,018,615
Bank of New York Mellon Corp.	30,217	1,245,545

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Baxter International, Inc.	26,903	$ 1,026,349
Becton Dickinson and Co.	772	118,957
Bed Bath & Beyond, Inc. (C)	16,212	782,229
Berkshire Hathaway, Inc., Class A (C)	15	2,967,000
Berkshire Hathaway, Inc., Class B (C)	34,259	4,523,558
Biogen, Inc. (C)	7,224	2,213,072
Boeing Co.	1,993	288,168
Boston Properties, Inc., REIT	1,026	130,856
Bristol-Myers Squibb Co.	42,874	2,949,302
Broadcom Corp., Class A	1,045	60,422
Calpine Corp. (C)	89,708	1,298,075
Cameron International Corp. (C)	2,555	161,476
Capital One Financial Corp.	4,318	311,673
Cardinal Health, Inc.	4,652	415,284
Catalent, Inc. (C)	70,589	1,766,843
Caterpillar, Inc. (A)	10,438	709,366
Celgene Corp. (C)	12,029	1,440,593
Charles Schwab Corp.	44,146	1,453,728
Chevron Corp.	16,297	1,466,078
Chubb Corp., Class A	42,882	5,687,868
Cintas Corp.	4,288	390,422
Cisco Systems, Inc.	189,417	5,143,619
Citigroup, Inc.	148,541	7,686,997
Citizens Financial Group, Inc.	6,006	157,297
CME Group, Inc., Class A	15,283	1,384,640
CMS Energy Corp.	1,358	48,997
CNA Financial Corp., Class A	6,526	229,389
Coca-Cola Co.	134,438	5,775,456
Coca-Cola Enterprises, Inc.	3,107	152,989
Cognizant Technology Solutions Corp., Class A (C)	1,166	69,983
Colfax Corp. (A) (C)	38,541	899,932
Colgate-Palmolive Co.	32,913	2,192,664
Comcast Corp., Class A	79,698	4,497,358
Computer Sciences Corp.	5,636	184,184
ConocoPhillips	9,002	420,303
CONSOL Energy, Inc. (A)	263,450	2,081,255
Consolidated Edison, Inc.	1,525	98,012
Constellation Brands, Inc., Class A	3,867	550,815
Corning, Inc.	2,454	44,859
Costco Wholesale Corp.	780	125,970
Crown Castle International Corp., REIT	17,629	1,524,027
CSX Corp.	42,595	1,105,340
CVS Health Corp.	40,751	3,984,225
DaVita HealthCare Partners, Inc. (C)	15,902	1,108,528
Delta Air Lines, Inc.	26,632	1,349,976
Delta Topco, Ltd. (C) (F) (H) (I) (J)	1,531,260	670,692
Discover Financial Services	5,507	295,285
DISH Network Corp., Class A (C)	34,018	1,945,149
Dominion Resources, Inc.	21,244	1,436,944
Dover Corp.	2,627	161,061
Dr. Pepper Snapple Group, Inc.	2,092	194,974
Dropbox, Inc. (C) (F) (H) (I) (J)	171,990	2,098,278
DTE Energy Co.	793	63,591
Duke Energy Corp.	3,287	234,659
Eaton Corp. PLC	67,895	3,533,256
eBay, Inc. (C)	34,023	934,952
Ecolab, Inc.	5,348	611,704

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Edgewell Personal Care Co.	15,637	$ 1,225,472
Edison International	1,594	94,381
Electronic Arts, Inc. (C)	4,469	307,110
Eli Lilly & Co.	50,812	4,281,419
EMC Corp.	3,897	100,075
Emerson Electric Co.	39,067	1,868,575
Entergy Corp., Class B	958	65,489
Envision Healthcare Holdings, Inc. (C)	11,976	311,017
EOG Resources, Inc.	11,769	833,128
EQT Corp.	41,675	2,172,518
Equinix, Inc., REIT	372	112,493
Equity Residential, REIT	2,414	196,958
Essex Property Trust, Inc., REIT	421	100,792
Eversource Energy	1,561	79,720
Exelon Corp.	4,616	128,186
Expedia, Inc.	3,757	466,995
Exxon Mobil Corp.	30,786	2,399,769
Facebook, Inc., Class A (C)	35,991	3,766,818
FedEx Corp.	23,863	3,555,348
Fidelity National Information Services, Inc.	6,020	364,812
Fifth Third Bancorp	7,745	155,675
FirstEnergy Corp.	2,068	65,618
Fitbit, Inc., Class A (A) (C)	8,145	241,011
FMC Corp., Class A (A)	29,723	1,163,061
Ford Motor Co.	219,132	3,087,570
Freeport-McMoRan, Inc. (A)	77,418	524,120
General Dynamics Corp.	2,901	398,481
General Electric Co.	318,519	9,921,867
General Growth Properties, Inc., REIT	3,796	103,289
General Mills, Inc.	1,076	62,042
Gilead Sciences, Inc.	23,175	2,345,078
Global Payments, Inc.	2,874	185,402
GoDaddy, Inc., Class A (A) (C)	15,366	492,634
Goldman Sachs Group, Inc.	10,198	1,837,986
Goodyear Tire & Rubber Co.	5,586	182,495
Hain Celestial Group, Inc. (C)	7,872	317,950
Halliburton Co.	6,098	207,576
Hartford Financial Services Group, Inc.	17,241	749,294
HCA Holdings, Inc. (C)	27,049	1,829,324
HCP, Inc., REIT	2,881	110,169
Helmerich & Payne, Inc. (A)	3,279	175,590
Hewlett Packard Enterprise Co.	75,809	1,152,297
Home Depot, Inc.	2,621	346,627
Host Hotels & Resorts, Inc., REIT	4,731	72,574
HP, Inc.	102,175	1,209,752
HTG Molecular Diagnostics, Inc. (A) (C)	10,200	44,472
Ingersoll-Rand PLC	21,342	1,179,999
Intel Corp.	69,339	2,388,729
International Business Machines Corp.	22,067	3,036,861
International Paper Co.	6,186	233,212
Intuit, Inc.	4,073	393,044
Invitae Corp. (A) (C)	64,887	532,722
Johnson & Johnson	44,001	4,519,783
JPMorgan Chase & Co.	119,732	7,905,904
Kansas City Southern	10,565	788,889
Kimberly-Clark Corp.	12,831	1,633,386
Kinder Morgan, Inc.	12,228	182,442
KLA-Tencor Corp.	3,211	222,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Kraft Heinz Co.	10,691	$ 777,877
Kroger Co.	13,371	559,309
Las Vegas Sands Corp.	16,949	743,044
Lear Corp.	4,313	529,766
Liberty Broadband Corp., Class A (C)	14,637	756,001
Liberty Broadband Corp., Class C (C)	32,530	1,687,006
Liberty Media Corp., Class A (C)	42,529	1,669,263
Liberty Media Corp., Class C (C)	79,746	3,036,728
Lincoln National Corp.	10,554	530,444
Lowe’s Cos., Inc.	4,051	308,038
LyondellBasell Industries NV, Class A	17,070	1,483,383
Macerich Co., Class A, REIT	915	73,831
Macy’s, Inc.	15,187	531,241
Marathon Petroleum Corp.	220,261	11,418,330
Marsh & McLennan Cos., Inc.	34,328	1,903,488
MasterCard, Inc., Class A	29,537	2,875,722
McDonald’s Corp.	2,496	294,877
McKesson Corp.	31,316	6,176,455
Merck & Co., Inc.	38,930	2,056,283
MetLife, Inc.	16,332	787,366
Micron Technology, Inc. (C)	106,361	1,506,072
Microsoft Corp.	112,759	6,255,869
Mondelez International, Inc., Class A	3,313	148,555
Monsanto Co.	9,889	974,264
Morgan Stanley	57,924	1,842,562
Mylan NV (C)	58,385	3,156,877
NextEra Energy, Inc.	19,014	1,975,364
NIKE, Inc., Class B	3,042	190,125
Northrop Grumman Corp.	2,549	481,277
NRG Energy, Inc.	64,736	761,943
NRG Yield, Inc., Class A (A)	10,661	148,295
NRG Yield, Inc., Class C (A)	10,888	160,707
Nuance Communications, Inc. (C)	41,864	832,675
Nucor Corp.	12,951	521,925
Occidental Petroleum Corp.	5,582	377,399
Oceaneering International, Inc.	55,479	2,081,572
Oracle Corp.	105,959	3,870,682
PACCAR, Inc.	23,985	1,136,889
PayPal Holdings, Inc. (C)	12,477	451,667
PepsiCo, Inc.	27,949	2,792,664
Pfizer, Inc.	151,767	4,899,039
PG&E Corp.	2,422	128,826
Philip Morris International, Inc.	42,252	3,714,373
Pioneer Natural Resources Co.	22,604	2,834,090
PPG Industries, Inc.	5,437	537,284
PPL Corp.	3,335	113,824
Praxair, Inc.	5,769	590,746
Procter & Gamble Co.	99,531	7,903,757
Prologis, Inc., Class A, REIT	38,394	1,647,870
Prudential Financial, Inc.	3,166	257,744
Public Service Enterprise Group, Inc.	2,425	93,823
Public Storage, REIT	947	234,572
Pure Storage, Inc., Class A (A) (C)	52,657	819,869
Qorvo, Inc. (C)	10,073	512,716
QUALCOMM, Inc.	90,127	4,504,998
Raytheon Co.	3,170	394,760
Realty Income Corp., REIT	1,548	79,923
Regeneron Pharmaceuticals, Inc., Class A (C)	1,132	614,529

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Regions Financial Corp.	118,899	$ 1,141,430
Reinsurance Group of America, Inc., Class A	3,613	309,092
Reynolds American, Inc., Class A	1,550	71,533
Rockwell Automation, Inc., Class B	3,582	367,549
salesforce.com, Inc. (C)	1,124	88,122
Schlumberger, Ltd.	71,233	4,968,502
Scripps Networks Interactive, Inc., Class A (A)	1,391	76,797
Sealed Air Corp., Class A	3,062	136,565
Sempra Energy	23,879	2,244,865
Simon Property Group, Inc., REIT	2,069	402,296
Skyworks Solutions, Inc.	4,020	308,857
SL Green Realty Corp., REIT	661	74,680
Southern Co.	4,265	199,559
Southwest Airlines Co.	21,042	906,069
Square, Inc. (A) (C)	36,958	483,780
St. Joe Co. (A) (C)	193,741	3,586,146
Starbucks Corp.	1,830	109,855
Steel Dynamics, Inc.	2,663	47,588
Stryker Corp.	2,764	256,886
SunTrust Banks, Inc.	19,940	854,230
Surgery Partners, Inc. (C)	30,020	615,110
Synchrony Financial (C)	47,898	1,456,578
Tahoe Resources, Inc. (A)	152,341	1,317,859
Target Corp.	21,865	1,587,618
Tenet Healthcare Corp. (A) (C)	55,382	1,678,075
TerraForm Power, Inc., Class A (A) (C)	34,715	436,715
TESARO, Inc. (A) (C)	9,301	486,628
Texas Instruments, Inc.	9,730	533,301
Textron, Inc.	13,165	553,062
Thermo Fisher Scientific, Inc.	8,478	1,202,604
Tiffany & Co.	14,192	1,082,708
Time Warner Cable, Inc.	6,884	1,277,602
Travelers Cos., Inc.	7,901	891,707
Twitter, Inc. (C)	66,476	1,538,255
Tyco International PLC	51,359	1,637,839
Ultragenyx Pharmaceutical, Inc. (C)	3,658	410,354
United Continental Holdings, Inc. (C)	57,492	3,294,292
United Parcel Service, Inc., Class B	28,557	2,748,040
United Rentals, Inc. (C)	34,570	2,507,708
United Technologies Corp.	23,591	2,266,387
UnitedHealth Group, Inc.	5,357	630,197
Univar, Inc. (A) (C)	65,501	1,114,172
Unum Group	46,283	1,540,761
Urban Outfitters, Inc. (C)	54,060	1,229,865
US Bancorp	54,630	2,331,062
Valero Energy Corp.	10,966	775,406
Veeva Systems, Inc., Class A (A) (C)	88,746	2,560,322
Ventas, Inc., REIT	1,997	112,691
VeriSign, Inc. (A) (C)	5,067	442,653
Verizon Communications, Inc.	144,790	6,698,439
Vertex Pharmaceuticals, Inc. (C)	3,541	445,564
Visa, Inc., Class A (A)	58,668	4,549,703
VMware, Inc., Class A (C)	11,080	626,796
Vornado Realty Trust, Class A, REIT	1,089	108,856
WABCO Holdings, Inc. (C)	15,743	1,609,879
Wal-Mart Stores, Inc.	72,043	4,416,236
Walgreens Boots Alliance, Inc.	31,640	2,694,304
WEC Energy Group, Inc.	1,599	82,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Wells Fargo & Co.	158,281	$ 8,604,155
Welltower, Inc., REIT	2,358	160,415
Western Digital Corp.	7,686	461,544
WestRock Co.	35,959	1,640,450
Weyerhaeuser Co., REIT	3,211	96,266
Whirlpool Corp.	12,285	1,804,298
Whiting Petroleum Corp. (C)	154,290	1,456,498
Whole Foods Market, Inc. (A)	25,837	865,539
Williams Cos., Inc.	4,839	124,362
Williams-Sonoma, Inc., Class A	5,478	319,970
Wyndham Worldwide Corp.	3,807	276,579
Xcel Energy, Inc.	2,693	96,706
Yahoo!, Inc. (C)	24,285	807,719
Zoetis, Inc., Class A	25,082	1,201,929

		435,498,992

Total Common Stocks (Cost $871,366,767)		830,851,625

CONVERTIBLE PREFERRED STOCKS - 1.0%
Ireland - 0.3%
Allergan PLC Series A, 5.50%	4,320	4,450,378

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd. 7.00%	4,060	4,130,475

United States - 0.5%
American Tower Corp. Series A, 5.25%	6,205	634,523
Anthem, Inc. 5.25%	40,592	1,869,262
Cliffs Natural Resources, Inc. 7.00%	20,920	30,334
Crown Castle International Corp. Series A, 4.50%	16,190	1,728,930
Dominion Resources, Inc. 6.38%	13,500	649,080
Forestar Group, Inc. 6.00%	26,350	405,044
Wells Fargo & Co. Series L, 7.50%	552	640,872
Welltower, Inc. Series I, 6.50%	27,594	1,680,751

		7,638,796

Total Convertible Preferred Stocks (Cost $16,586,170)		16,219,649

PREFERRED STOCKS - 1.5%
Brazil - 0.0% (B)
Cia Brasileira de Distribuicao 3.20% (D) (K)	22,969	241,853

Germany - 0.3%
Henkel AG & Co. KGaA 1.38% (K)	13,232	1,476,716
Volkswagen AG 4.23% (K)	17,170	2,478,994

		3,955,710

	Shares	Value
PREFERRED STOCKS (continued)
Korea, Republic of - 0.1%
Samsung Electronics Co., Ltd. 2.03% (K)	1,761	$ 1,627,847

United Kingdom - 0.1%
HSBC Holdings PLC Series 2, 8.00% (A)	29,766	776,000
Royal Bank of Scotland Group PLC Series T, 7.25% (A)	31,038	802,332

		1,578,332

United States - 1.0%
Citigroup Capital XIII 6.69% (L)	52,188	1,356,366
GMAC Capital Trust I Series 2, 8.13% (L)	74,188	1,881,408
Palantir Technologies, Inc. 0.00% (F) (H) (I) (J)	212,750	2,421,095
RBS Capital Funding Trust V Series E, 5.90%	46,722	1,146,558
RBS Capital Funding Trust VII Series G, 6.08%	57,132	1,424,301
Uber Technologies, Inc. 0.00% (F) (H) (I) (J)	129,064	6,294,735
US Bancorp
Series F, 6.50% (A) (L)	30,500	875,350
Series G, 6.00% (L)	16,287	436,817

		15,836,630

Total Preferred Stocks (Cost $19,973,684)		23,240,372

EXCHANGE-TRADED FUNDS - 0.9%
United States - 0.9%
ETFS Physical Palladium Shares (C)	10,714	580,378
ETFS Physical Platinum Shares (C)	9,045	776,332
ETFS Physical Swiss Gold Shares (C)	26,125	2,703,938
iShares Gold Trust (C)	378,757	3,874,684
SPDR Gold Shares (C)	62,933	6,385,182

Total Exchange-Traded Funds (Cost $17,143,451)		14,320,514

MASTER LIMITED PARTNERSHIP - 0.1%
United States - 0.1%
NextEra Energy Partners, LP	41,305	1,232,954

Total Master Limited Partnership (Cost $1,200,117)		1,232,954

RIGHT - 0.0% (B)
Italy - 0.0% (B)
UBI Banca SPA (C) (H) (I)
Exercise Price EUR 7.29
Expiration Date 01/12/2016	11,725	0	(M)

Total Right (Cost $ -)		0	(M)

WARRANTS - 0.0% (B)
Australia - 0.0% (B)
TFS Corp., Ltd. (C) (H) (J)
Exercise Price AUD 1.28
Expiration Date 07/15/2018	59,458	19,626
TFS Corp., Ltd., Class A (H)
Exercise Price AUD 1.28
Expiration Date 07/15/2018	368,642	121,684

Total Warrants (Cost $391,617)		141,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CONVERTIBLE BONDS - 1.4%
China - 0.1%
SINA Corp. 1.00%, 12/01/2018	$ 893,000	$ 862,861

India - 0.2%
REI Agro, Ltd.
5.50%, 11/13/2014 (E) (F) (N)	697,000	10,727
5.50%, 11/13/2014 (F) (J) (N) (O)	259,000	3,986
Suzlon Energy, Ltd. 3.25%, 07/16/2019 (E) (P)	2,108,000	2,592,840

		2,607,553

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd. 7.00%, 10/31/2017 (E)	2,109,340	1,814,032

Luxembourg - 0.1%
Telecom Italia Finance SA
6.13%, 11/15/2016 (E) (H)	EUR 900,000	1,440,704
6.13%, 11/15/2016 (J) (O)	200,000	320,157

		1,760,861

Netherlands - 0.1%
Bio City Development Co. BV 8.00%, 07/06/2018 (E) (F) (H) (I) (N)	$ 2,400,000	1,016,400

Singapore - 0.1%
CapitaLand, Ltd.
1.95%, 10/17/2023 (E)	SGD 1,250,000	901,421
2.10%, 11/15/2016 (J) (O)	1,500,000	1,051,291

		1,952,712

Spain - 0.1%
Telefonica Participaciones SAU 4.90%, 09/25/2017	EUR 1,500,000	1,552,694
Telefonica SA 6.00%, 07/14/2017 (H) (J)	500,000	677,164

		2,229,858

United States - 0.6%
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/2018	$ 325,000	417,219
1.50%, 10/15/2020	320,000	427,600
Cobalt International Energy, Inc.
2.63%, 12/01/2019	1,892,000	1,060,702
3.13%, 05/15/2024	2,379,000	1,243,027
Delta Topco, Ltd. 10.00%, 11/24/2060 (F) (H) (I) (J)	1,412,554	1,416,792
Gilead Sciences, Inc. Series D 1.63%, 05/01/2016	587,000	2,622,789
Intel Corp. 3.25%, 08/01/2039	502,000	834,889
Take-Two Interactive Software, Inc. 1.75%, 12/01/2016	679,000	1,240,024
Twitter, Inc. 1.00%, 09/15/2021	756,000	631,733

		9,894,775

Total Convertible Bonds (Cost $23,958,684)		22,139,052

	Principal	Value
CORPORATE DEBT SECURITIES - 5.8%
Argentina - 0.3%
Empresa Distribuidora Y Comercializadora Norte 9.75%, 10/25/2022 (E)	$ 154,000	$ 147,840
YPF SA
8.50%, 07/28/2025 (E)	3,044,000	2,899,410
8.88%, 12/19/2018 (E)	1,003,000	1,014,284

		4,061,534

Australia - 0.2%
TFS Corp., Ltd. 11.00%, 07/15/2018 (E) (F)	2,565,000	2,667,600

Canada - 0.1%
First Quantum Minerals, Ltd.
6.75%, 02/15/2020 (A) (J) (O)	381,000	245,745
7.00%, 02/15/2021 (A) (J) (O)	1,614,000	1,012,785

		1,258,530

Cayman Islands - 0.1%
Hutchison Whampoa International 11, Ltd. 3.50%, 01/13/2017 (E)	856,000	870,490
Odebrecht Finance, Ltd. 4.38%, 04/25/2025 (E)	929,000	483,080
Sun Hung KAI Properties Capital Market, Ltd. 4.50%, 02/14/2022, MTN (J) (O)	475,000	504,648

		1,858,218

Chile - 0.1%
Banco Santander Chile 2.33%, 06/07/2018 (E) (L)	1,022,000	1,022,000
Inversiones Alsacia SA 8.00%, 12/31/2018 (E)	963,587	211,989

		1,233,989

China - 0.1%
Alibaba Group Holding Ltd.
3.13%, 11/28/2021	1,178,000	1,142,513
3.60%, 11/28/2024	584,000	557,861

		1,700,374

France - 0.1%
BNP Paribas SA 2.40%, 12/12/2018, MTN	2,377,000	2,395,690

Germany - 0.1%
Deutsche Bank AG 1.88%, 02/13/2018	985,000	976,625
Deutsche Bank Capital Funding Trust VII 5.63%, 01/19/2016 (E) (L) (Q)	113,000	113,148
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023 (E)	302,000	301,245

		1,391,018

Guernsey, Channel Islands - 0.1%
Credit Suisse Group Guernsey I, Ltd. 7.88%, 02/24/2041(J) (L) (O)	848,000	873,440

Ireland - 0.0% (B)
GE Capital International Funding Co. 2.34%, 11/15/2020(E)	431,000	427,405

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Italy - 0.2%
Intesa Sanpaolo SpA 3.88%, 01/16/2018 - 01/15/2019	$ 2,260,000	$ 2,325,412
Telecom Italia SpA 5.30%, 05/30/2024 (E)	1,166,000	1,151,425

		3,476,837

Japan - 0.1%
Sumitomo Mitsui Banking Corp. 2.45%, 01/10/2019	866,000	869,090

Jersey, Channel Islands - 0.1%
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (E)	965,000	963,999

Luxembourg - 0.1%
Actavis Funding SCS 3.00%, 03/12/2020	1,375,000	1,373,907
Intelsat Jackson Holdings SA 7.50%, 04/01/2021	1,075,000	935,250

		2,309,157

Mexico - 0.2%
Petroleos Mexicanos
3.50%, 07/23/2020 (E)	1,558,000	1,474,647
5.75%, 03/01/2018	1,160,000	1,207,560
Trust F/1401 5.25%, 12/15/2024 (E)	543,000	538,928

		3,221,135

Netherlands - 0.1%
Constellium NV
7.00%, 01/15/2023 (E)	EUR 487,000	427,102
8.00%, 01/15/2023 (E)	$ 250,000	195,625
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95%, 11/09/2022	353,000	357,315
ING Groep NV 6.00%, 04/16/2020 (A) (L) (Q)	595,000	595,000
Petrobras Global Finance BV 2.46%, 01/15/2019 (L)	299,000	227,240
Volkswagen International Finance NV 4.00%, 08/12/2020 (A) (J) (O)	438,000	441,204

		2,243,486

Singapore - 0.1%
Global Logistic Properties, Ltd. 3.88%, 06/04/2025 (O)	2,267,000	2,214,308

Switzerland - 0.0% (B)
UBS AG 2.38%, 08/14/2019, MTN	692,000	691,190

United Kingdom - 0.4%
HSBC Holdings PLC 6.38%, 09/17/2024 (A) (L) (Q)	2,475,000	2,444,063
Lloyds Bank PLC
2.30%, 11/27/2018	254,000	255,008
13.00%, 01/22/2029, MTN (L) (Q)	GBP 1,189,000	3,028,992
Standard Chartered PLC 6.50%, 04/02/2020 (A) (E) (L) (Q)	$ 835,000	806,761

		6,534,824

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States - 3.3%
AbbVie, Inc. 2.50%, 05/14/2020	$ 1,638,000	$ 1,621,532
Ally Financial, Inc.
2.75%, 01/30/2017	1,237,000	1,233,907
3.50%, 01/27/2019	891,000	878,749
American Express Co. 4.90%, 03/15/2020 (L) (Q)	905,000	859,750
American Tower Corp. 3.40%, 02/15/2019	296,000	303,634
AT&T, Inc.
2.38%, 11/27/2018	2,016,000	2,029,735
3.00%, 06/30/2022	3,255,000	3,176,942
Bank of America Corp.
1.66%, 03/22/2018, MTN (L)	646,000	648,072
2.00%, 01/11/2018	1,169,000	1,167,510
2.60%, 01/15/2019	813,000	815,650
6.88%, 04/25/2018, MTN	791,000	872,676
Cablevision Systems Corp. 5.88%, 09/15/2022	416,000	353,600
Capital One Bank USA NA 2.15%, 11/21/2018	976,000	967,590
Chesapeake Energy Corp. 8.00%, 12/15/2022 (E)	420,000	205,800
Citigroup, Inc.
1.80%, 02/05/2018	2,277,000	2,268,284
5.88%, 03/27/2020 (L) (Q)	1,660,000	1,647,550
5.95%, 01/30/2023 (L) (Q)	534,000	522,519
Discover Bank 2.00%, 02/21/2018	361,000	358,559
eBay, Inc. 2.20%, 08/01/2019	509,000	503,217
Edgewell Personal Care Co. 4.70%, 05/19/2021 - 05/24/2022	760,000	762,068
Ford Motor Credit Co. LLC
1.72%, 12/06/2017	1,215,000	1,196,285
2.38%, 01/16/2018	894,000	891,866
5.00%, 05/15/2018	1,084,000	1,138,628
Forest Laboratories LLC
4.38%, 02/01/2019 (E)	1,029,000	1,077,956
5.00%, 12/15/2021 (E)	719,000	781,268
General Electric Capital Corp.
5.55%, 05/04/2020, MTN	149,000	168,523
6.38%, 11/15/2067, MTN (L)	865,000	903,319
General Electric Co. 4.10%, 12/15/2022 (L) (Q)	1,421,160	1,417,607
General Motors Financial Co., Inc. 3.50%, 07/10/2019	1,220,000	1,224,087
Goldman Sachs Group, Inc.
5.38%, 05/10/2020 (L) (Q)	1,405,000	1,396,219
5.70%, 05/10/2019 (L) (Q)	1,353,000	1,344,544
Hewlett Packard Enterprise Co. 2.85%, 10/05/2018 (E)	3,003,000	3,001,324
HSBC USA, Inc. 1.63%, 01/16/2018	407,000	404,984
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	192,000	203,520
Hyundai Capital America 2.00%, 03/19/2018 (E)	460,000	454,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
JPMorgan Chase & Co.
4.35%, 08/15/2021	$ 598,000	$ 636,411
5.15%, 05/01/2023 (L) (Q)	1,585,000	1,497,825
6.10%, 10/01/2024 (L) (Q)	3,140,000	3,156,014
Medtronic, Inc. 3.15%, 03/15/2022	1,785,000	1,804,487
Morgan Stanley
5.45%, 07/15/2019 (L) (Q)	1,010,000	986,012
7.30%, 05/13/2019, MTN	502,000	576,652
Mylan, Inc. 2.55%, 03/28/2019	1,111,000	1,096,464
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (Q)	611,000	647,660
Qualcomm, Inc. 3.00%, 05/20/2022	2,755,000	2,727,389
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	511,000	448,402
Synchrony Financial 3.75%, 08/15/2021	375,000	374,590
USB Capital IX 3.50%, 02/01/2016 (L) (Q)	1,206,000	928,620
Volkswagen Group of America Finance LLC 2.45%, 11/20/2019 (J) (O)	644,000	617,288
Xerox Corp. 6.35%, 05/15/2018	475,000	507,823

		52,807,644

Total Corporate Debt Securities (Cost $96,495,547)		93,199,468

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
Argentina - 0.3%
Argentina Bonar Bonds 8.75%, 05/07/2024	3,290,762	3,468,852
City of Buenos Aires, Argentina 8.95%, 02/19/2021 (E)	710,000	749,050

		4,217,902

Brazil - 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL 23,040,000	4,635,767
Brazilian Government International Bond 6.00%, 01/17/2017 (A)	$ 1,009,000	1,036,748

		5,672,515

Colombia - 0.1%
Colombia Government International Bond 7.38%, 01/27/2017	1,592,000	1,671,600

Hungary - 0.5%
Hungary Government Bond 5.50%, 06/24/2025	HUF 862,710,000	3,472,946
Hungary Government International Bond 6.38%, 03/29/2021	$ 3,444,000	3,926,160

		7,399,106

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.3%
Indonesia Government International Bond 6.88%, 01/17/2018 (E)	$ 1,020,000	$ 1,106,233
Indonesia Treasury Bond 8.25%, 07/15/2021	IDR 53,177,000,000	3,762,625
8.38%, 03/15/2024	5,085,000,000	358,650

		5,227,508

Italy - 0.6%
Italy Buoni Poliennali del Tesoro
1.50%, 06/01/2025	EUR 7,360,000	8,003,838
2.50%, 12/01/2024	2,107,000	2,486,840

		10,490,678

Japan - 0.1%
2-Year Japanese Government Bond 0.10%, 03/15/2017	JPY 291,900,000	2,433,119

Korea, Republic of - 0.1%
Export-Import Bank of Korea
2.63%, 12/30/2020 (A)	$ 1,532,000	1,530,089
2.88%, 09/17/2018	618,000	627,500

		2,157,589

Mexico - 0.6%
Mexican Bonos Series M 6.50%, 06/10/2021	MXN 152,217,900	9,137,084
Mexico Government International Bond 5.95%, 03/19/2019, MTN	476,000	528,360

		9,665,444

Poland - 0.6%
Poland Government Bond
3.25%, 07/25/2025	PLN 10,470,000	2,745,208
5.25%, 10/25/2020	15,611,000	4,522,938
5.75%, 10/25/2021	7,682,000	2,306,372

		9,574,518

Turkey - 0.1%
Turkey Government International Bond 6.75%, 04/03/2018	$ 1,412,000	1,519,312

United Kingdom - 1.2%
U.K. Gilt 2.00%, 09/07/2025 (O)	GBP 13,056,119	19,349,727

Total Foreign Government Obligations (Cost $83,956,433)		79,379,018

LOAN ASSIGNMENTS - 1.0%
Luxembourg - 0.1%
Endo Luxembourg Finance Co. I SARL Term Loan B 3.75%, 09/26/2022 (L)	$ 1,135,000	1,117,975
Mallinckrodt International Finance SA Term Loan B 3.25%, 03/19/2021 (L)	323,724	313,743

		1,431,718

Marshall Islands - 0.0% (B)
Drillships Financing Holding, Inc. Term Loan B1 6.00%, 03/31/2021 (L)	636,247	247,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marshall Islands (continued)
Drillships Ocean Ventures, Inc. Term Loan B 5.50%, 07/25/2021 (L)	$ 743,618	$ 349,965

		597,571

Netherlands - 0.1%
Promontoria Blue Holding 2 BV Mezzanine 7.25%, 04/17/2020 (F) (L)	EUR 1,771,573	1,913,705

United Kingdom - 0.1%
Seadrill Partners Finance Co. LLC Term Loan B 4.00%, 02/21/2021 (L)	$ 1,624,108	659,117

United States - 0.7%
Calpine Corp. Term Loan B5 3.50%, 05/27/2022 (L)	1,119,375	1,061,307
Fieldwood Energy LLC 2nd Lien Term Loan 8.38%, 09/30/2020 (L)	904,280	134,135
Grifols Worldwide Operations USA, Inc. Term Loan B 3.42%, 02/27/2021 (L)	2,732,978	2,702,915
Hilton Worldwide Finance LLC Term Loan B2 3.50%, 10/26/2020 (L)	2,457,197	2,449,826
Novelis, Inc. Term Loan B 4.00%, 06/02/2022 (L)	646,750	615,828
Sheridan Investment Partners II, LP
Term Loan A
4.25%, 12/16/2020 (F) (L)	188,409	106,922
Term Loan B
4.25%, 12/16/2020 (F) (L)	1,354,974	768,948
Term Loan M
4.25%, 12/16/2020 (F) (L)	70,200	39,838
Univar, Inc. Term Loan 4.25%, 07/01/2022 (L)	1,102,238	1,065,824
Univision Communications, Inc. Term Loan C4 4.00%, 03/01/2020 (L)	2,096,547	2,049,811

		10,995,354

Total Loan Assignments (Cost $18,983,659)		15,597,465

U.S. GOVERNMENT AGENCY OBLIGATION - 0.4%
Federal National Mortgage Association 3.00%, TBA (R)	5,930,000	5,930,054

Total U.S. Government Agency Obligation (Cost $5,931,390)		5,930,054

U.S. GOVERNMENT OBLIGATIONS - 6.7%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2020	1,706,157	1,684,408
0.25%, 01/15/2025	676,610	645,819
0.38%, 07/15/2025	10,295,079	9,967,458
U.S. Treasury Note
0.38%, 03/15/2016	4,037,300	4,038,245
1.75%, 03/31/2022 - 09/30/2022	15,683,800	15,402,689

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
1.88%, 08/31/2022	$ 8,204,500	$ 8,109,960
1.88%, 10/31/2022 (A)	8,340,000	8,234,449
2.00%, 02/15/2025	5,044,300	4,931,000
2.00%, 08/15/2025 (G)	43,274,600	42,194,423
2.13%, 05/15/2025	13,378,400	13,203,852

Total U.S. Government Obligations (Cost $109,779,438)		108,412,303

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
Japan - 4.3%
Japan Treasury Discount Bill 0.00% (S), 01/13/2016 - 03/22/2016 (K)	JPY 8,410,000,000	69,971,291

Mexico - 0.6%
Mexico Cetes
3.17%, 03/31/2016 (K)	MXN 40,500,000	2,330,621
3.34%, 04/14/2016 (K)	59,500,000	3,419,200
3.44%, 01/07/2016 (K)	15,810,000	916,805
3.46%, 01/07/2016 (K)	24,534,980	1,422,757
3.49%, 02/18/2016 (K)	23,711,660	1,370,225

		9,459,608

Total Short-Term Foreign Government Obligations (Cost $78,390,726)		79,430,899

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 19.8%
U.S. Treasury Bill
0.01%, 01/21/2016 - 03/10/2016 (K)	$ 15,000,000	14,997,457
0.03%, 02/11/2016 (A) (K)	7,000,000	6,999,027
0.04%, 01/14/2016 (A) (K)	7,000,000	6,999,783
0.04%, 03/17/2016 (K)	5,000,000	4,998,985
0.05%, 01/14/2016 - 01/28/2016 (A) (K)	19,814,000	19,812,322
0.07%, 02/04/2016 - 04/14/2016 (K)	23,094,000	23,082,899
0.08%, 03/24/2016 (A) (K)	25,000,000	24,990,150
0.10%, 03/24/2016 (A) (K)	46,500,000	46,481,679
0.10%, 03/31/2016 (K)	5,000,000	4,997,890
0.11%, 02/18/2016 (K)	14,000,000	13,998,040
0.12%, 02/11/2016 (A) (K)	2,000,000	1,999,722
0.13%, 02/18/2016 (K)	12,000,000	11,998,320
0.13%, 01/14/2016 (A) (K)	12,000,000	11,999,628
0.14%, 01/14/2016 - 02/18/2016 (A) (K)	18,000,000	17,998,466
0.16%, 01/21/2016 (K)	1,610,000	1,609,923
0.16%, 02/11/2016 (A) (K)	54,000,000	53,992,494
0.18%, 02/04/2016 (K)	2,000,000	1,999,826
0.19%, 03/03/2016 - 03/10/2016 (K)	47,000,000	46,990,498
0.21%, 03/24/2016 (A) (K)	2,625,000	2,623,966

Total Short-Term U.S. Government Obligations (Cost $318,586,038)		318,571,075

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (B)
Call - Amazon.com, Inc. Exercise Price $580.00 Expiration Date 01/15/2016	8	82,400
Call - salesforce.com, Inc. Exercise Price $80.00 Expiration Date 03/18/2016	34	13,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Call - SPDR Gold Shares Exercise Price $111.00 Expiration Date 01/15/2016	596	$ 1,192
Call - SPDR Gold Shares Exercise Price $113.00 Expiration Date 03/18/2016	441	13,009
Call - SPDR Gold Shares Exercise Price $114.00 Expiration Date 03/18/2016	759	18,975

Total Exchange-Traded Options Purchased (Cost $584,114)		129,176

OVER-THE-COUNTER OPTIONS PURCHASED - 0.4% (T) (U) (V)
Call - Abbott Laboratories Exercise Price $49.00 Expiration Date 01/15/2016, CITI	71,600	411
Call - Activision Blizzard, Inc. Exercise Price $19.00 Expiration Date 01/15/2016, DUB	70,659	1,407,881
Call - Bank of New York Mellon Corp. Exercise Price $46.00 Expiration Date 05/20/2016, DUB	111,553	61,183
Call - Baxter International, Inc. Exercise Price $72.75 Expiration Date 03/18/2016, GSC	29,179	173,689
Call - EURO STOXX 50® Index Exercise Price EUR 3,426.55 Expiration Date 09/21/2018, DUB	375	101,185
Call - EURO STOXX 50® Index Exercise Price EUR 3,450.00 Expiration Date 03/17/2017, MSC	882	150,313
Call - EURO STOXX 50® Index Exercise Price EUR 3,500.00 Expiration Date 06/16/2017, CITI	819	134,039
Call - EURO STOXX 50® Index Exercise Price EUR 3,500.00 Expiration Date 12/15/2017, BCLY	901	197,889
Call - EURO STOXX 50® Index Exercise Price EUR 3,500.00 Expiration Date 03/16/2018, GSC	749	161,898
Call - EURO STOXX 50® Index Exercise Price EUR 3,600.00 Expiration Date 09/15/2017, BOA	878	135,712
Call - EURO STOXX 50® Index Exercise Price EUR 3,600.00 Expiration Date 06/15/2018, UBS	363	69,046
Put - Gentex Corp. Exercise Price $15.00 Expiration Date 03/18/2016, MSC	46,651	19,827
Put - Gentex Corp. Exercise Price $15.00 Expiration Date 03/18/2016, UBS	15,907	6,760
Call - Gilead Sciences, Inc. Exercise Price $95.00 Expiration Date 01/15/2016, CITI	13,900	93,825
Call - Gilead Sciences, Inc. Exercise Price $99.00 Expiration Date 05/20/2016, DUB	15,816	124,451
Call - Goldman Sachs Group, Inc. Exercise Price $220.00 Expiration Date 01/15/2016, DUB	10,200	714

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - Goldman Sachs Group, Inc. Exercise Price $220.00 Expiration Date 05/20/2016, DUB	26,800	$ 19,538
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 44,000.00 Expiration Date 02/17/2016, GSC	71	28,140
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 46,600.00 Expiration Date 02/17/2016, BNP	82	65,373
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 47,000.00 Expiration Date 02/17/2016, MSC	94	82,118
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 49,122.00 Expiration Date 08/17/2016, BOA	83	101,055
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 51,369.43 Expiration Date 08/17/2016, BOA	193	298,078
Call - Ingersoll-Rand Co. Exercise Price $63.50 Expiration Date 01/15/2016, MSC	25,564	17
Call - International Business Machines Corp. Exercise Price $182.00 Expiration Date 01/15/2016, DUB	13,620	0	(M)
Call - International Business Machines Corp. Exercise Price $182.00 Expiration Date 01/15/2016, BCLY	13,619	0	(M)
Call - Johnson & Johnson Exercise Price $103.00 Expiration Date 04/15/2016, GSC	146,775	470,589
Call - KeyCorp Exercise Price $15.75 Expiration Date 05/20/2016, DUB	148,737	23,517
Call - Merck & Co., Inc. Exercise Price $59.00 Expiration Date 01/15/2016, GSC	143,557	72
Call - MetLife, Inc. Exercise Price $50.00 Expiration Date 01/20/2017, UBS	25,715	97,074
Call - MetLife, Inc. Exercise Price $52.50 Expiration Date 01/20/2017, UBS	23,700	66,360
Call - Morgan Stanley Exercise Price $40.75 Expiration Date 05/20/2016, DUB	111,553	14,208
Call - Morgan Stanley Custom Index Exercise Price JPY 148.58 Expiration Date 03/11/2016, MSC	3,099,695	142,752
Call - Morgan Stanley Custom Index Exercise Price JPY 155.62 Expiration Date 03/11/2016, MSC	797,311	41,426
Call - Nikkei 225 Index Exercise Price JPY 21,968.28 Expiration Date 03/09/2018, GSC	30,667	240,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - Prudential Financial, Inc. Exercise Price $87.50 Expiration Date 01/20/2017, MSC	29,000	$ 156,600
Call - QUALCOMM, Inc. Exercise Price $52.50 Expiration Date 05/19/2017, DUB	51,513	243,100
Put - Russell 2000® Index Exercise Price $1,110.00 Expiration Date 02/19/2016, BOA	6,837	158,277
Put - Russell 2000® Index Exercise Price $1,135.00 Expiration Date 01/15/2016, SG	1,886	32,816
Put - Russell 2000® Index Exercise Price $1,150.00 Expiration Date 01/15/2016, CSFB	2,885	72,558
Put - S&P 500® Exercise Price $2,000.00 Expiration Date 01/15/2016, UBS	4,004	51,251
Put - S&P 500® Exercise Price $1,990.00 Expiration Date 02/19/2016, BNP	5,127	163,808
Call - S&P 500® Exercise Price $2,100.00 Expiration Date 01/15/2016, MSC	1,931	6,179
Call - S&P 500® Exercise Price $2,150.00 Expiration Date 02/19/2016, MSC	1,931	7,724
Call - S&P 500® Exercise Price $2,200.00 Expiration Date 03/18/2016, MSC	1,931	5,021
Call - STOXX® Europe 600 Index Exercise Price EUR 355.61 Expiration Date 03/17/2017, CSFB	7,951	236,748
Call - STOXX® Europe 600 Index Exercise Price EUR 372.06 Expiration Date 09/15/2017, JPM	5,680	140,431
Call - STOXX® Europe 600 Index Exercise Price EUR 375.00 Expiration Date 09/16/2016, CSFB	12,727	203,987
Call - STOXX® Europe 600 Index Exercise Price EUR 380.00 Expiration Date 06/17/2016, JPM	10,352	95,313
Call - SunTrust Banks, Inc. Exercise Price $45.50 Expiration Date 05/20/2016, DUB	111,600	131,413
Call - Taiwan Stock Exchange Weighted Index Exercise Price TWD 9,000.00 Expiration Date 09/20/2017, MSC	12,752	133,868
Call - Taiwan Stock Exchange Weighted Index Exercise Price TWD 9,000.00 Expiration Date 12/20/2017, MSC	13,003	138,657
Call - Taiwan Stock Exchange Weighted Index Exercise Price TWD 9,000.77 Expiration Date 09/21/2016, CITI	12,200	52,424
Call - Teva Pharmaceutical Industries, Ltd. Exercise Price $63.50 Expiration Date 05/20/2016, DUB	29,500	146,611

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - TOPIX Index Exercise Price JPY 1,625.00 Expiration Date 04/08/2016, CITI	622,486	$ 114,293
Call - TOPIX Index Exercise Price JPY 1,675.00 Expiration Date 06/10/2016, MSC	248,900	44,375
Call - TOPIX Index Exercise Price JPY 1,675.00 Expiration Date 06/10/2016, CITI	469,336	83,674
Call - United Continental Holdings, Inc. Exercise Price $60.00 Expiration Date 03/18/2016, MSC	2,035	5,026
Call - Wells Fargo & Co. Exercise Price $59.00 Expiration Date 05/20/2016, DUB	111,553	141,564

Total Over-the-Counter Options Purchased (Cost $9,592,657)		7,095,208

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.0% (B) (T) (U) (V)
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 1.80% Expiration Date 05/13/2016, DUB	40,571,000	42,071
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.05% Expiration Date 01/19/2016, GSC	48,710,000	56,584
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.07% Expiration Date 04/04/2018, DUB	JPY 269,375,596	5,856
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.25% Expiration Date 07/29/2016, DUB	342,740,000	150
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.35% Expiration Date 01/25/2016, GSC	263,962,885	—
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.35% Expiration Date 01/25/2016, GSC	529,703,440	—

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $957,659)		104,661

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (K)	133,544,179	133,544,179

Total Securities Lending Collateral (Cost $133,544,179)		133,544,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

Principal		Value
REPURCHASE AGREEMENT - 0.1%

State Street Bank & Trust Co. 0.03% (K),
dated 12/31/2015, to be repurchased at $1,389,431 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/29/2017, and with a value of $1,421,775.

	$ 1,389,427	$ 1,389,427

Total Repurchase Agreement (Cost $1,389,427)		1,389,427

Total Investments (Cost $1,808,811,757) (W)		1,750,928,409

Shares		Value
SECURITIES SOLD SHORT - (0.3)%
COMMON STOCKS - (0.3)%
Auto Components - (0.1)%
Autoliv, Inc.	(6,353)	(792,664)
Gentex Corp.	(46,666)	(747,122)

		(1,539,786)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Capital Markets - (0.1)%
Franklin Resources, Inc.	(15,956)	$ (587,500)
T. Rowe Price Group, Inc.	(8,650)	(618,389)
Waddell & Reed Financial, Inc., Class A	(15,834)	(453,802)

		(1,659,691)

Containers & Packaging - (0.0)% (B)
Avery Dennison Corp.	(966)	(60,530)

Food & Staples Retailing - (0.1)%
AEON Co., Ltd.	(50,300)	(775,002)

Total Common Stocks (Proceeds $4,123,389)		(4,035,009)

Total Securities Sold Short (Proceeds $4,123,389)		(4,035,009)

Net Other Assets (Liabilities) - (8.5)%		(137,891,640)

Net Assets - 100.0%		$ 1,609,001,760

EXCHANGE-TRADED OPTIONS WRITTEN:

Description		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Amazon.com, Inc.	USD	660.00	01/15/2016	8	$(5,348)	$(19,848)
Call - Kimberly-Clark Corp.	USD	120.00	01/15/2016	52	(12,941)	(43,628)
Call - Kimberly-Clark Corp.	USD	125.00	04/15/2016	34	(8,821)	(21,080)
Call - salesforce.com, Inc.	USD	90.00	03/18/2016	34	(5,167)	(3,604)
Put - Amazon.com, Inc.	USD	510.00	01/15/2016	3	(6,306)	(51)

Total					$(38,583)	$(88,211)

OVER-THE-COUNTER OPTIONS WRITTEN: (T) (U) (V)

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Abbott Laboratories	CITI	USD	55.00	01/15/2016	71,600	$(34,153)	$(2,148)
Call - Activision Blizzard, Inc.	DUB	USD	24.00	01/15/2016	70,659	(58,647)	(1,036,921)
Call - Bank of New York Mellon Corp.	DUB	USD	51.25	05/20/2016	111,553	(75,856)	(17,319)
Call - Baxter International, Inc.	GSC	USD	82.00	03/18/2016	29,179	(13,714)	(45,546)
Call - General Electric Co.	DUB	USD	32.50	01/20/2017	131,386	(141,240)	(162,804)
Call - Gilead Sciences, Inc.	DUB	USD	107.50	05/20/2016	15,816	(101,376)	(62,803)
Call - Goldman Sachs Group, Inc.	DUB	USD	245.00	05/20/2016	26,800	(90,048)	(7,075)
Call - Ibovespa Brasil Sao Paulo Stock Exchange Index	BNP	BRL	51,000.00	02/17/2016	82	(55,000)	(1,119)
Call - Ibovespa Brasil Sao Paulo Stock Exchange Index	MSC	BRL	51,500.00	02/17/2016	94	(55,643)	(967)
Call - Ibovespa Brasil Sao Paulo Stock Exchange Index	BOA	BRL	60,785.00	08/17/2016	83	(66,400)	(7,145)
Call - Ibovespa Brasil Sao Paulo Stock Exchange Index	BOA	BRL	63,004.60	08/17/2016	193	(130,835)	(10,614)
Call - KeyCorp	DUB	USD	17.90	05/20/2016	148,737	(46,109)	(12,946)
Call - Lloyds Banking Group PLC	GSC	GBP	0.74	02/19/2016	596,000	(21,735)	(21,966)
Call - Merck & Co., Inc.	GSC	USD	65.00	01/15/2016	143,557	(140,686)	(2,871)
Call - MetLife, Inc.	UBS	USD	55.00	01/20/2017	25,715	(65,608)	(49,630)
Call - MetLife, Inc.	UBS	USD	57.50	01/20/2017	23,700	(49,791)	(29,506)
Call - Morgan Stanley	DUB	USD	46.00	05/20/2016	111,553	(89,242)	(1,784)
Call - Prudential Financial, Inc.	MSC	USD	93.50	01/20/2017	29,000	(158,971)	(119,518)
Call - QUALCOMM, Inc.	DUB	USD	70.00	05/19/2017	51,513	(38,635)	(48,985)
Call - Russell 2000® Index	BOA	USD	1,210.00	02/19/2016	6,837	(40,680)	(24,442)
Call - S&P 500®	BNP	USD	2,115.00	02/19/2016	5,127	(105,104)	(57,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

OVER-THE-COUNTER OPTIONS WRITTEN (continued): (T) (U) (V)

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - SunTrust Banks, Inc.	DUB	USD	51.75	05/20/2016	111,600	$(61,380)	$(30,898)
Call - Teva Pharmaceutical Industries, Ltd.	DUB	USD	73.00	05/20/2016	29,500	(41,984)	(26,388)
Call - United Continental Holdings, Inc.	CITI	USD	60.00	01/15/2016	13,410	(106,610)	(6,973)
Call - United Continental Holdings, Inc.	MSC	USD	70.00	03/18/2016	2,035	(1,425)	(672)
Call - Wells Fargo & Co.	DUB	USD	66.00	05/20/2016	111,553	(71,394)	(6,392)
Put - EURO STOXX 50® Index	DUB	EUR	2,586.07	09/21/2018	375	(136,733)	(97,352)
Put - EURO STOXX 50® Index	GSC	EUR	3,050.00	06/17/2016	1,550	(194,119)	(226,103)
Put - EURO STOXX 50® Index	MSC	EUR	3,150.00	06/17/2016	1,550	(272,060)	(289,752)
Put - Gilead Sciences, Inc.	DUB	USD	90.00	05/20/2016	15,816	(128,900)	(44,364)
Put - Ingersoll-Rand Co.	MSC	USD	56.00	01/15/2016	25,564	(49,035)	(32,900)
Put - MetLife, Inc.	UBS	USD	45.00	01/20/2017	12,858	(45,309)	(52,396)
Put - MetLife, Inc.	UBS	USD	46.00	01/20/2017	11,850	(39,815)	(58,358)
Put - Morgan Stanley Custom Index	MSC	JPY	148.58	03/11/2016	3,099,695	(105,227)	(101,162)
Put - Morgan Stanley Custom Index	MSC	JPY	155.62	03/11/2016	797,311	(27,332)	(25,495)
Put - Mylan, Inc.	BCLY	USD	60.00	01/15/2016	11,482	(34,446)	(66,309)
Put - Nikkei 225 Index	GSC	JPY	17,974.04	03/09/2018	30,667	(444,320)	(454,622)
Put - Prudential Financial, Inc.	MSC	USD	77.50	01/20/2017	14,500	(87,436)	(109,112)
Put - QUALCOMM, Inc.	DUB	USD	40.00	05/19/2017	51,513	(169,993)	(158,088)
Put - Russell 2000® Index	BOA	USD	1,010.00	02/19/2016	6,837	(47,859)	(38,287)
Put - Russell 2000® Index	SG	USD	1,035.00	01/15/2016	1,886	(12,259)	(1,839)
Put - Russell 2000® Index	CSFB	USD	1,050.00	01/15/2016	2,885	(20,368)	(4,400)
Put - S&P 500®	UBS	USD	1,850.00	01/15/2016	4,004	(50,416)	(5,205)
Put - S&P 500®	BNP	USD	1,885.00	02/19/2016	5,127	(99,207)	(70,240)
Put - Taiwan Stock Exchange Weighted Index	CITI	TWD	8,100.70	09/21/2016	12,200	(205,551)	(198,804)
Put - Taiwan Stock Exchange Weighted Index	MSC	TWD	8,600.00	09/20/2017	12,752	(422,487)	(436,527)
Put - Taiwan Stock Exchange Weighted Index	MSC	TWD	8,600.00	12/20/2017	13,003	(421,874)	(491,385)
Put - Teva Pharmaceutical Industries, Ltd.	DUB	USD	55.00	05/20/2016	29,500	(97,026)	(31,316)
Put - TOPIX Index	MSC	JPY	1,450.00	06/10/2016	248,900	(127,653)	(85,842)
Put - TOPIX Index	CITI	JPY	1,475.00	06/10/2016	234,668	(143,934)	(95,893)
Put - TOPIX Index	CITI	JPY	1,500.00	04/08/2016	622,486	(397,158)	(201,562)
Put - TOPIX Index	CITI	JPY	1,500.00	06/10/2016	234,668	(157,999)	(113,278)
Put - Twitter, Inc.	CITI	USD	30.00	01/15/2016	26,257	(99,251)	(179,860)
Put - United Continental Holdings, Inc.	MSC	USD	53.50	03/18/2016	2,035	(5,088)	(4,435)

Total						$(5,905,121)	$(5,470,253)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (T) (U) (V)

Description	Counterparty	Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Value
Put - 2-Year	DUB	Pay	2.35%	05/13/2016	USD 40,571,000	$(44,628)	$ (34,865)
Put - 10-Year	GSC	Pay	1.80	01/19/2016	USD 48,710,000	(277,160)	(422)

Total						$(321,788)	$ (35,287)

CENTRALLY CLEARED SWAP AGREEMENTS: (X)

Credit Default Swap Agreements on Credit Indices - Buy Protection (Y)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (Z)		Fair Value (AA)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 25	5.00%	12/20/2020	USD	5,679,838	$(76,875)	$47,228	$(124,103)

Credit Default Swap Agreements on Credit Indices - Sell Protection (AB)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date		Notional Amount (Z)	Fair Value (AA)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Crossover - Series 24	5.00%	12/20/2020	EUR	4,282,063	$388,550	$306,896	$81,654
North American Investment Grade Index - Series 25	1.00	12/20/2020	USD	10,954,000	63,189	85,507	(22,318)

Total					$451,739	$392,403	$59,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (X)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.75%	03/11/2017	USD	12,637,000	$(138)	$158	$(296)
3-Month USD-LIBOR	0.77	04/07/2017	USD	25,360,000	29,141	334	28,807
3-Month USD-LIBOR	1.03	03/11/2017	USD	38,190,000	(166,835)	—	(166,835)
3-Month USD-LIBOR	1.08	04/07/2017	USD	71,760,000	(254,857)	(172)	(254,685)
3-Month USD-LIBOR	1.64	10/19/2022	USD	8,110,000	143,049	97	142,952
3-Month USD-LIBOR	1.83	11/03/2022	USD	8,180,000	50,369	98	50,271
3-Month USD-LIBOR	1.95	09/11/2022	USD	7,960,000	(50,590)	93	(50,683)

Total					$(249,861)	$608	$(250,469)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.55%	03/11/2020	USD	130,000	$200	$(3)	$203
3-Month USD-LIBOR	1.88	03/11/2020	USD	15,420,000	247,530	—	247,530
3-Month USD-LIBOR	2.22	04/07/2025	USD	15,560,000	117,972	(221)	118,193
3-Month USD-LIBOR	2.28	04/07/2025	USD	1,320,000	18,464	(49)	18,513
6-Month EUR-EURIBOR	1.55	10/20/2025	EUR	16,246,000	(86,880)	159	(87,039)

Total					$297,286	$(114)	$297,400

OVER-THE-COUNTER SWAP AGREEMENTS: (T) (U) (V)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	DUB	2.05%	03/19/2020	PLN	1,490,000	$7,033	$—	$7,033
6-Month PLN-WIBOR	DUB	2.06	03/17/2020	PLN	4,470,000	21,108	—	21,108

Total						$28,141	$—	$28,141

Total Return Swap Agreements - Payable (AC)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Siloam International Hospitals Tbk PT	CSFB	1-Month USD-LIBOR	02/08/2016	384,100	$4,936	$—	$4,936

Total Return Swap Agreements - Receivable (AC)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Dividend Futures	BNP	12/15/2017	5,900	$(29,494)	$—	$(29,494)
EURO STOXX 50® Index Dividend Futures	BNP	12/15/2017	5,900	(36,374)	—	(36,374)
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	3,000	(18,257)	—	(18,257)
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	5,900	(46,005)	—	(46,005)
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	3,200	(23,300)	—	(23,300)
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2016	220,000	115,130	7,101	108,029
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2016	220,000	106,893	(2,582)	109,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

Total Return Swap Agreements - Receivable (continued) (AC)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2017	210,000	$155,498	$13,556	$141,942
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2017	210,000	146,761	3,286	143,475

Total				$370,852	$21,361	$349,491

Cross Currency Swap Agreements
Fixed Rate Receivable	Fixed Rate Payable	Counterparty	Expiration Date		Notional Amount Receivable		Notional Amount Payable	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1.23%	0.10%	BOA	03/15/2017	USD	2,425,715	JPY	291,900,000	$29,661	$1,598	$28,063

FUTURES CONTRACTS: (AD)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	Long	72	03/18/2016	$35,907	$—
MSCI Emerging Markets Mini Index	Short	(240)	03/18/2016	—	(137,922)
NASDAQ-100 E-Mini Index	Long	130	03/18/2016	66,727	—
Nikkei 225 Index	Long	36	03/10/2016	—	(73,487)
Russell 2000® Mini Index	Short	(97)	03/18/2016	—	(3,984)
S&P 500® E-Mini	Short	(179)	03/18/2016	—	(136,397)
TOPIX Index	Long	101	03/10/2016	755	—

Total				$103,389	$(351,790)

FORWARD FOREIGN CURRENCY CONTRACTS: (T) (U) (V)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BBH	01/25/2016	EUR	810,000	USD	887,651	$—	$(6,822)
BBH	01/25/2016	GBP	847,000	USD	1,285,831	—	(37,092)
BNP	02/18/2016	USD	1,385,893	MXN	23,711,660	14,912	—
CITI	01/11/2016	USD	1,634,000	BRL	6,161,000	82,748	—
CITI	01/14/2016	EUR	731,000	USD	798,376	—	(3,676)
CITI	01/21/2016	JPY	196,583,000	USD	1,611,402	24,894	—
CITI	01/21/2016	USD	3,771,295	JPY	462,572,000	—	(79,012)
CITI	01/21/2016	USD	1,601,151	MXN	26,541,000	63,565	—
CITI	01/22/2016	EUR	1,454,000	USD	1,583,311	—	(2,289)
CSFB	01/08/2016	JPY	425,667,000	USD	3,490,068	52,135	—
CSFB	01/08/2016	USD	3,451,489	JPY	425,667,000	—	(90,714)
CSFB	01/14/2016	EUR	1,462,000	USD	1,601,811	—	(12,410)
CSFB	01/21/2016	USD	3,987,000	MXN	69,478,658	—	(38,072)
CSFB	01/22/2016	USD	1,575,466	MYR	6,717,000	13,619	—
CSFB	01/25/2016	USD	3,052,667	KRW	3,490,114,000	78,263	—
CSFB	01/28/2016	USD	1,488,159	IDR	21,340,195,000	—	(49,074)
CSFB	01/29/2016	EUR	4,287,000	USD	4,539,204	123,133	—
CSFB	03/07/2016	USD	14,459,603	JPY	1,770,000,000	—	(289,375)
CSFB	05/12/2016	USD	775,861	TWD	25,456,000	—	(708)
DUB	01/08/2016	USD	2,813,506	MXN	47,307,000	70,235	—
DUB	01/08/2016	USD	1,538,515	SGD	2,195,000	—	(9,069)
DUB	01/11/2016	EUR	2,247,000	USD	2,458,780	—	(16,157)
DUB	01/11/2016	USD	1,540,404	BRL	5,795,000	81,306	—
DUB	01/21/2016	EUR	1,455,000	USD	1,564,227	17,843	—
DUB	01/25/2016	USD	3,715,013	KRW	4,237,344,000	103,792	—
DUB	01/28/2016	USD	1,481,453	BRL	5,819,000	25,551	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (T) (U) (V)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
DUB	01/29/2016	USD	3,436,724	JPY	421,961,000	$—	$(76,109)
DUB	02/10/2016	USD	6,383,864	JPY	790,000,000	—	(194,397)
DUB	02/22/2016	USD	6,341,463	JPY	780,000,000	—	(155,146)
DUB	03/15/2016	USD	3,952,000	CNH	26,185,952	8,971	—
DUB	05/12/2016	USD	1,577,100	TWD	51,844,000	—	(4,471)
DUB	11/04/2016	USD	3,725,858	CNH	24,211,000	147,783	—
GSC	01/11/2016	EUR	4,852,000	USD	5,318,180	—	(43,768)
GSC	01/11/2016	USD	5,361,950	EUR	4,852,000	87,538	—
GSC	01/14/2016	EUR	1,430,000	USD	1,560,533	—	(5,921)
GSC	01/15/2016	USD	2,729,588	BRL	10,394,000	116,429	—
GSC	01/25/2016	USD	5,736,218	JPY	680,000,000	75,656	—
GSC	01/29/2016	EUR	7,104,000	USD	7,527,512	198,460	—
GSC	01/29/2016	USD	4,168,670	EUR	3,837,000	—	(4,268)
GSC	03/10/2016	USD	1,457,719	CLP	1,041,467,000	—	(218)
GSC	03/31/2016	USD	2,421,525	MXN	40,500,000	86,928	—
GSC	05/17/2016	USD	7,737,000	CNH	51,412,130	42,458	—
HSBC	01/07/2016	USD	918,679	MXN	15,810,000	1,809	—
HSBC	01/07/2016	USD	3,132,013	SGD	4,466,000	—	(16,849)
HSBC	03/14/2016	USD	7,080,078	JPY	870,000,000	—	(171,497)
JPM	01/07/2016	JPY	649,677,000	USD	5,386,102	20,102	—
JPM	01/07/2016	USD	5,272,967	JPY	649,677,000	—	(133,236)
JPM	01/14/2016	USD	3,941,065	AUD	5,482,000	—	(50,900)
JPM	03/22/2016	USD	10,176,517	JPY	1,230,000,000	—	(79,069)
JPM	04/14/2016	USD	3,540,402	MXN	59,500,000	113,889	—
MSC	01/07/2016	USD	1,441,411	MXN	24,534,980	18,553	—
MSC	01/13/2016	USD	5,071,077	JPY	620,000,000	—	(88,790)
MSC	01/14/2016	JPY	397,959,000	USD	3,260,422	51,604	—
MSC	01/14/2016	USD	3,994,000	CAD	5,481,525	32,403	—
MSC	01/14/2016	USD	3,288,129	JPY	397,959,000	—	(23,897)
MSC	01/15/2016	USD	1,545,621	SGD	2,177,000	11,103	—
MSC	01/28/2016	USD	961,102	AUD	1,340,000	—	(13,970)
MSC	02/16/2016	USD	3,303,012	BRL	12,709,000	139,670	—
MSC	02/29/2016	USD	13,578,781	JPY	1,670,000,000	—	(332,935)
MSC	03/09/2016	USD	3,833,325	KRW	4,520,449,000	—	(15,831)

Total						$1,905,352	$(2,045,742)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	6.2%	$ 108,412,303
Banks	5.8	101,572,441
Foreign Government Obligations	4.5	79,379,018
Pharmaceuticals	4.1	71,674,635
Oil, Gas & Consumable Fuels	3.4	59,898,516
Diversified Telecommunication Services	2.3	40,435,510
Automobiles	2.0	35,273,744
Internet Software & Services	2.0	34,781,385
Health Care Providers & Services	2.0	34,747,942
Insurance	1.9	32,884,320
Software	1.8	31,648,712
Real Estate Management & Development	1.7	29,557,014
Media	1.7	29,501,083
Chemicals	1.7	28,915,631
Biotechnology	1.3	22,792,672
Auto Components	1.3	22,007,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Capital Markets	1.3%		$21,975,746
Technology Hardware, Storage & Peripherals	1.2		21,844,078
Beverages	1.2		21,480,989
Metals & Mining	1.2		20,917,564
Industrial Conglomerates	1.0		17,576,243
IT Services	1.0		17,490,636
Food & Staples Retailing	0.9		16,616,066
Real Estate Investment Trusts	0.9		16,303,714
Communications Equipment	0.9		15,403,664
Diversified Financial Services	0.8		14,759,336
International Commodity Funds	0.8		14,320,514
Energy Equipment & Services	0.8		13,663,862
Household Products	0.8		13,290,321
Aerospace & Defense	0.7		13,106,148
Electrical Equipment	0.7		12,605,717
Semiconductors & Semiconductor Equipment	0.7		12,188,101
Machinery	0.7		12,096,960
Airlines	0.7		11,604,990
Food Products	0.6		10,017,490
Wireless Telecommunication Services	0.6		9,918,134
Trading Companies & Distributors	0.5		9,590,769
Electric Utilities	0.5		8,863,842
Air Freight & Logistics	0.5		8,652,596
Road & Rail	0.5		8,381,838
Multi-Utilities	0.5		7,942,631
Specialty Retail	0.5		7,927,094
Health Care Equipment & Supplies	0.4		7,728,954
Household Durables	0.4		7,358,379
Over-the-Counter Options Purchased	0.4		7,095,208
Independent Power and Renewable Electricity Producers	0.4		6,394,904
Consumer Finance	0.4		6,378,122
U.S. Government Agency Obligation	0.3		5,930,054
Hotels, Restaurants & Leisure	0.3		5,761,660
Tobacco	0.3		5,257,992
Construction & Engineering	0.3		4,814,585
Electronic Equipment, Instruments & Components	0.3		4,628,971
Commercial Services & Supplies	0.2		3,948,624
Gas Utilities	0.2		3,726,349
Building Products	0.2		3,450,440
Paper & Forest Products	0.2		2,808,910
Personal Products	0.2		2,787,855
Health Care Technology	0.1		2,604,794
Textiles, Apparel & Luxury Goods	0.1		2,122,665
Multiline Retail	0.1		2,118,859
Containers & Packaging	0.1		2,010,227
Water Utilities	0.1		1,869,996
Transportation Infrastructure	0.1		1,830,375
Leisure Products	0.1		1,437,953
Professional Services	0.1		1,428,661
Life Sciences Tools & Services	0.1		1,202,604
Internet & Catalog Retail	0.0	(B)	544,610
Marine	0.0	(B)	349,965
Exchange-Traded Options Purchased	0.0	(B)	129,176
Over-the-Counter Interest Rate Swaptions Purchased	0.0	(B)	104,661
Distributors	0.0	(B)	93,826
Diversified Consumer Services	0.0	(B)	51,836

Investments, at Value	69.6		1,217,992,829
Short-Term Investments	30.4		532,935,580

Total Investments	100.0%		$1,750,928,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (AE)

Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AF)	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$479,126,059	$348,956,596	$2,768,970	$830,851,625
Convertible Preferred Stocks	16,219,649	—	—	16,219,649
Preferred Stocks	8,699,132	5,825,410	8,715,830	23,240,372
Exchange-Traded Funds	14,320,514	—	—	14,320,514
Master Limited Partnership	1,232,954	—	—	1,232,954
Right	—	—	0	(M)	0	(M)
Warrants	—	141,310	—	141,310
Convertible Bonds	—	19,705,860	2,433,192	22,139,052
Corporate Debt Securities	—	93,199,468	—	93,199,468
Foreign Government Obligations	—	79,379,018	—	79,379,018
Loan Assignments	—	15,597,465	—	15,597,465
U.S. Government Agency Obligation	—	5,930,054	—	5,930,054
U.S. Government Obligations	—	108,412,303	—	108,412,303
Short-Term Foreign Government Obligations	—	79,430,899	—	79,430,899
Short-Term U.S. Government Obligations	—	318,571,075	—	318,571,075
Exchange-Traded Options Purchased	129,176	—	—	129,176
Over-the-Counter Options Purchased	7,095,208	—	—	7,095,208
Over-the-Counter Interest Rate Swaptions Purchased	—	104,661	—	104,661
Securities Lending Collateral	133,544,179	—	—	133,544,179
Repurchase Agreement	—	1,389,427	—	1,389,427

Total Investments	$660,366,871	$1,076,643,546	$13,917,992	$1,750,928,409

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$451,739	$—	$451,739
Centrally Cleared Interest Rate Swap Agreements	—	606,725	—	606,725
Over-the-Counter Cross Currency Swap Agreements	—	29,661	—	29,661
Over-the-Counter Interest Rate Swap Agreements	—	28,141	—	28,141
Over-the-Counter Total Return Swap Agreements	—	529,218	—	529,218
Futures Contracts (AG)	103,389	—	—	103,389
Forward Foreign Currency Contracts (AG)	—	1,905,352	—	1,905,352

Total Other Financial Instruments	$103,389	$3,550,836	$—	$3,654,225

LIABILITIES
Securities Sold Short
Common Stocks	$(3,260,007)	$(775,002)	$—	$(4,035,009)

Total Securities Sold Short	$(3,260,007)	$(775,002)	$—	$(4,035,009)

Other Financial Instruments
Exchange-Traded Options Written	$(88,211)	$—	$—	$(88,211)
Over-the-Counter Options Written	(5,470,253)	—	—	(5,470,253)
Over-the-Counter Interest Rate Swaptions Written	—	(35,287)	—	(35,287)
Centrally Cleared Credit Default Swap Agreements	—	(76,875)	—	(76,875)
Centrally Cleared Interest Rate Swap Agreements	—	(559,300)	—	(559,300)
Over-the-Counter Total Return Swap Agreements	—	(153,430)	—	(153,430)
Futures Contracts (AG)	(351,790)	—	—	(351,790)
Forward Foreign Currency Contracts (AG)	—	(2,045,742)	—	(2,045,742)

Total Other Financial Instruments	$(5,910,254)	$(2,870,634)	$—	$(8,780,888)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (D)	$349,147	$—	$—	$—
Preferred Stocks (D)	241,853	—	—	—

Total	$591,000	$—	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $129,864,774. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Transferred from Level 1 to 2 due to developments which occurred between the time of the close of the foreign markets on which the securities trade and the close of business on the New York Stock Exchange.
(E)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $39,611,529, representing 2.5% of the Portfolio’s net assets.
(F)	Illiquid security. Total aggregate value of illiquid securities is $19,727,965, representing 1.2% of the Portfolio’s net assets.
(G)	All or a portion of the security has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open options, swap, swaptions and/or forward foreign currency contracts is $3,961,558.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $16,177,170, representing 1.0% of the Portfolio’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Common Stocks	Delta Topco, Ltd.	05/02/2014	$1,033,601	$670,692	0.0	% (B)

Common Stocks	Dropbox, Inc.	05/02/2014	3,285,009	2,098,278	0.1

Preferred Stocks	Palantir Technologies, Inc.	05/02/2014	1,304,158	2,421,095	0.2

Preferred Stocks	Uber Technologies, Inc.	05/02/2014	2,002,180	6,294,735	0.4

Warrants	TFS Corp., Ltd., Exercise Price AUD 1.28, 07/15/2018	05/02/2014	54,391	19,626	0.0	(B)

Convertible Bonds	REI Agro, Ltd., 5.50%, 11/13/2014	05/02/2014	146,983	3,986	0.0	(B)

Convertible Bonds	Telecom Italia Finance SA, 6.13%, 11/15/2016	08/08/2014 - 04/29/2015	306,749	320,157	0.0	(B)

Convertible Bonds	CapitaLand, Ltd., 2.10%, 11/15/2016	05/02/2014 - 08/20/2014	1,198,289	1,051,291	0.1

Convertible Bonds	Telefonica SA, 6.00%, 07/14/2017	07/17/2014	675,900	677,164	0.1

Convertible Bonds	Delta Topco, Ltd., 10.00%, 11/24/2060	05/02/2014 - 01/01/2015	1,414,735	1,416,792	0.1

Corporate Debt Securities	First Quantum Minerals, Ltd., 6.75%, 02/15/2020	11/20/2015 - 12/11/2015	248,570	245,745	0.0	(B)

Corporate Debt Securities	First Quantum Minerals, Ltd., 7.00%, 02/15/2021	08/24/2015 - 09/29/2015	1,075,500	1,012,785	0.1

Corporate Debt Securities	Sun Hung KAI Properties Capital Market, Ltd., 4.50%, 02/14/2022	05/02/2014	494,159	504,648	0.0	(B)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Corporate Debt Securities	Credit Suisse Group Guernsey I, Ltd., 7.88%, 02/24/2041	05/02/2014	$916,301	$873,440	0.1%

Corporate Debt Securities	Volkswagen International Finance NV, 4.00%, 08/12/2020	09/28/2015	433,992	441,204	0.0	(B)

Corporate Debt Securities	Volkswagen Group of America Finance LLC, 2.45%, 11/20/2019	10/15/2015	610,492	617,288	0.0	(B)

Total			$15,201,009	$18,668,926	1.2%

(K)	Rate disclosed reflects the yield at December 31, 2015.
(L)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(M)	Rounds to less than $1.
(N)	Security in default.
(O)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $26,634,579, representing 1.7% of the Portfolio’s net assets.
(P)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2015; the maturity date disclosed is the ultimate maturity date.
(Q)	Perpetual maturity. The date displayed is the next call date.
(R)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(S)	Percentage rounds to less than 0.01% or (0.01)%.
(T)	Cash in the amount of $3,600,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(U)	Cash in the amount of $1,250,000 has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(V)	Securities with an aggregate market value of $841,559 have been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(W)	Aggregate cost for federal income tax purposes is $1,819,017,507. Aggregate gross unrealized appreciation and depreciation for all securities is $58,888,027 and $126,972,633, respectively. Net unrealized depreciation for tax purposes is $68,084,606.
(X)	Cash in the amount of $1,020,960 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(Y)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Z)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(AA)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(AB)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(AC)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(AD)	Cash in the amount of $2,515,158 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AE)	The Portfolio recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(AF)	Level 3 securities were not considered significant to the Portfolio.
(AG)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MSC	Morgan Stanley
SG	Societe Generale
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index
WIBOR	Warsaw Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $1,807,422,330) (including securities loaned of $129,864,774)	$1,749,538,982
Repurchase agreement, at value (cost $1,389,427)	1,389,427
Cash	320,144
Cash on deposit with broker	7,404,027
Cash on deposit with custodian	1,250,000
Foreign currency, at value (cost $78,958)	71,640
OTC swap agreements, at value	587,020
Unrealized appreciation on forward foreign currency contracts	1,905,352
Receivables:
Shares sold	783,922
Investments sold	2,854,431
Interest	3,187,303
Dividends	904,089
Tax reclaims	330,642
Net income from securities lending	106,461
Variation margin receivable	133,873

Total assets	1,770,767,313

Liabilities:
Cash deposit due to broker	3,600,000
Payables and other liabilities:
Shares redeemed	38
Investments purchased	5,257,370
When-issued, delayed-delivery, and forward commitment securities purchased	5,937,320
Investment advisory fees	924,140
Distribution and service fees	261,156
Administration fees	40,771
Transfer agent fees	3,805
Trustees, CCO and deferred compensation fees	4,474
Audit and tax fees	19,537
Custody fees	189,846
Legal fees	24,278
Printing and shareholder reports fees	123,214
Dividends and interest from securities sold short	2,952
Other	4,541
Collateral for securities on loan	133,544,179
Securities sold short, at value (proceeds $4,123,389)	4,035,009
Written options and swaptions, at value (premium received $6,265,492)	5,593,751
OTC swap agreements, at value	153,430
Unrealized depreciation on forward foreign currency contracts	2,045,742

Total liabilities	161,765,553

Net assets	$1,609,001,760

Net assets consist of:
Capital stock ($0.01 par value)	$1,417,963
Additional paid-in capital	1,653,528,840
Undistributed (distributions in excess of) net investment income (loss)	7,812,733
Accumulated net realized gain (loss)	3,399,264
Net unrealized appreciation (depreciation) on:
Investments	(57,883,348)
Securities sold short	88,380
Written options and swaptions	671,741
Swap agreements	392,795
Futures contracts	(248,401)
Translation of assets and liabilities denominated in foreign currencies	(178,207)

Net assets	$1,609,001,760

Net assets by class:
Initial Class	$374,668,336
Service Class	1,234,333,424

Shares outstanding:
Initial Class	45,496,918
Service Class	96,299,350

Net asset value and offering price per share:
Initial Class	$8.24
Service Class	12.82

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$18,362,025
Interest income	11,444,198
Net income from securities lending	727,424
Withholding taxes on foreign income	(938,229)

Total investment income	29,595,418

Expenses:
Investment advisory fees	10,385,380
Distribution and service fees:
Service Class	3,131,328
Administration fees	410,254
Transfer agent fees	20,755
Trustees, CCO and deferred compensation fees	41,272
Audit and tax fees	40,119
Custody fees	1,059,682
Legal fees	106,361
Printing and shareholder reports fees	136,067
Dividends and interest from securities sold short	72,206
Other	51,696

Total expenses before waiver and/or reimbursement and recapture	15,455,120

Expenses waived and/or reimbursed:
Portfolio level	(110,978)

Net expenses	15,344,142

Net investment income (loss)	14,251,276

Net realized gain (loss) on:
Investments	(24,927,606)
Securities sold short	(47,771)
Written options and swaptions	4,759,603
Swap agreements	1,453,566
Futures contracts	6,719,010
Foreign currency transactions	17,227,965

Net realized gain (loss)	5,184,767

Net change in unrealized appreciation (depreciation) on:
Investments	(38,127,387	)(A)
Securities sold short	122,384
Written options and swaptions	2,868,614
Swap agreements	(712,196)
Futures contracts	125,208
Translation of assets and liabilities denominated in foreign currencies	(6,888,674)

Net change in unrealized appreciation (depreciation)	(42,612,051)

Net realized and change in unrealized gain (loss)	(37,427,284)

Net increase (decrease) in net assets resulting from operations	$(23,176,008)

(A)	Net change in foreign capital gains tax of $76,963.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$14,251,276	$8,613,254
Net realized gain (loss)	5,184,767	162,550,736
Net change in unrealized appreciation (depreciation)	(42,612,051)	(149,117,943)

Net increase (decrease) in net assets resulting from operations	(23,176,008)	22,046,047

Distributions to shareholders:
Net investment income:
Initial Class	(9,311,314)	(2,874,208)
Service Class	(21,112,233)	(22,966,449)

Total distributions from net investment income	(30,423,547)	(25,840,657)

Net realized gains:
Initial Class	(41,454,785)	(4,099,543)
Service Class	(108,556,934)	(37,201,711)

Total distributions from net realized gains	(150,011,719)	(41,301,254)

Total distributions to shareholders	(180,435,266)	(67,141,911)

Capital share transactions:
Proceeds from shares sold:
Initial Class	266,910,889	119,181,344
Service Class	68,179,759	23,155,871

	335,090,648	142,337,215

Dividends and distributions reinvested:
Initial Class	50,766,099	6,973,751
Service Class	129,669,167	60,168,160

	180,435,266	67,141,911

Cost of shares redeemed:
Initial Class	(5,528,936)	(1,388,305)
Service Class	(103,773,443)	(83,973,921)

	(109,302,379)	(85,362,226)

Net increase (decrease) in net assets resulting from capital share transactions	406,223,535	124,116,900

Net increase (decrease) in net assets	202,612,261	79,021,036

Net assets:
Beginning of year	1,406,389,499	1,327,368,463

End of year	$1,609,001,760	$1,406,389,499

Undistributed (distributions in excess of) net investment income (loss)	$7,812,733	$22,544,508

Capital share transactions - shares:
Shares issued:
Initial Class	27,550,047	11,293,172
Service Class	5,183,210	1,555,091

	32,733,257	12,848,263

Shares reinvested:
Initial Class	6,160,934	691,840
Service Class	10,098,845	4,065,416

	16,259,779	4,757,256

Shares redeemed:
Initial Class	(597,323)	(137,200)
Service Class	(7,219,461)	(5,641,628)

	(7,816,784)	(5,778,828)

Net increase (decrease) in shares outstanding:
Initial Class	33,113,658	11,847,812
Service Class	8,062,594	(21,121)

	41,176,252	11,826,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$9.92	$10.43		$9.39	$9.05	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.10	0.11		0.27	0.17	0.46
Net realized and unrealized gain (loss)	(0.19)	0.11		1.08	0.74	(1.41)

Total investment operations	(0.09)	0.22		1.35	0.91	(0.95)

Distributions:
Net investment income	(0.29)	(0.30)		(0.19)	(0.34)	—
Net realized gains	(1.30)	(0.43)		(0.12)	(0.23)	—

Total distributions	(1.59)	(0.73)		(0.31)	(0.57)	—

Net asset value, end of period/year	$8.24	$9.92		$10.43	$9.39	$9.05

Total return (D)	(0.88)%	2.09%		14.61%	10.27%	(9.50	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$374,668	$122,871		$5,587	$3,770	$1,855
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture, including dividends and interest from securities sold short	0.82%	0.78%		0.10%	0.13%	0.13	%(G)
Including waiver and/or reimbursement and recapture, including dividends and interest from securities sold short	0.81%	0.77%		0.05%	0.08%	0.08	%(G)
Including waiver and/or reimbursement and recapture, excluding dividends and interest from securities sold short	0.80%	0.77	%(H)	0.05%	0.08%	0.08	%(G)
Net investment income (loss) to average net assets (C)	1.13%	1.08%		2.66%	1.86%	7.44	%(G)
Portfolio turnover rate (I)	79%	47	%(J)	—%	—%	—%

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Dividends and interest from securities sold short rounds to less than 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(J)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$14.55	$14.98		$13.35	$12.65	$13.29

Investment operations:
Net investment income (loss) (A) (B)	0.13	0.09		0.29	0.16	0.39
Net realized and unrealized gain (loss)	(0.31)	0.18		1.62	1.08	(0.90)

Total investment operations	(0.18)	0.27		1.91	1.24	(0.51)

Distributions:
Net investment income	(0.25)	(0.27)		(0.16)	(0.31)	(0.08)
Net realized gains	(1.30)	(0.43)		(0.12)	(0.23)	(0.05)

Total distributions	(1.55)	(0.70)		(0.28)	(0.54)	(0.13)

Net asset value, end of year	$12.82	$14.55		$14.98	$13.35	$12.65

Total return (C)	(1.23)%	1.74%		14.43%	9.98%	(3.83)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,234,334	$1,283,518		$1,321,781	$1,174,994	$1,055,579
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture, including dividends and interest from securities sold short	1.07%	0.83%		0.35%	0.38%	0.37%
Including waiver and/or reimbursement and recapture, including dividends and interest from securities sold short	1.06%	0.81%		0.30%	0.33%	0.32%
Including waiver and/or reimbursement and recapture, excluding dividends and interest from securities sold short	1.05%	0.81	%(E)	0.30%	0.33%	0.32%
Net investment income (loss) to average net assets (B)	0.90%	0.62%		2.06%	1.23%	2.96%
Portfolio turnover rate (F)	79%	47	%(G)	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Dividends and interest from securities sold short rounds to less than 0.01%.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Consolidated Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate and convertible bonds: The fair value of corporate and convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate and convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2015. Open secured loan participations and assignments at December 31, 2015, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Consolidated Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Consolidated Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Consolidated Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Consolidated Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Consolidated Statement of Operations. Net income from securities lending in the Consolidated Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value on the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends and interest payable from securities sold short in the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Net realized gain (loss) on Securities sold short in the Statement of Operations.

Open short sale transactions at December 31, 2015, if any, are included within the Consolidated Schedule of Investments and are reflected as a liability in the Consolidated Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$50,371,595	$—	$—	$—	$50,371,595
Preferred Stocks	468,905	—	—	—	468,905
Corporate Debt Securities	3,138,533	—	—	—	3,138,533
Foreign Government Obligations	2,220,941	—	—	—	2,220,941
U.S. Government Obligations	2,334,420	—	—	—	2,334,420
Short-Term U.S. Government Obligations	75,009,785	—	—	—	75,009,785
Total Securities Lending Transactions	$133,544,179	$—	$—	$—	$133,544,179
Total Borrowings	$133,544,179	$—	$—	$—	$133,544,179
Gross amount of recognized liabilities for securities lending transactions					$133,544,179

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

liability in the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$2,165,045	2,697,621	$3,319,563	5,980,534
Options written	4,339,100	4,739,119	7,869,534	15,209,665
Options closed	(3,340,381)	(4,498,380)	(6,121,153)	(14,625,270)
Options expired	(525,534)	(757,382)	(412,893)	(349,312)
Options exercised	(743,687)	(313,568)	(605,890)	(683,675)
Balance at December 31, 2015	$1,894,543	1,867,410	$4,049,161	5,531,942

As of December 31, 2015, transactions in written options on foreign currency, inflation-capped options and swaptions are as follows:

	Call Options			Put Options
	Amount of Premiums	Notional Amount		Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2014	$68,596	USD	56,204,189	$—	EUR	—	USD	—
Options written	1,235,691		627,414,355	554,378		16,097,000		145,839,000
Options closed	(966,442)		(464,848,544)	(232,590)		(16,097,000)		(56,558,000)
Options expired	(337,845)		(218,770,000)	—				—
Options exercised	—		—	—				—
Balance at December 31, 2015	$—	USD	—	$321,788	EUR	—	USD	89,281,000

Open option contracts at December 31, 2015, if any, are included within the Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Cross-currency swap agreements: The Portfolio is subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio enters into cross-currency swap agreements to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swap agreements are interest rate swap agreements in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Portfolio with cross currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swap agreements can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Consolidated Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$104,661	$—	$7,224,384	$—	$—	$7,329,045
Centrally cleared swap agreements, at value (B) (C)	606,725	—	—	451,739	—	1,058,464
OTC swap agreements, at value	28,141	29,661	529,218	—	—	587,020
Net unrealized appreciation on futures contracts (B) (D)	—	—	103,389	—	—	103,389
Unrealized appreciation on forward foreign currency contracts	—	1,905,352	—	—	—	1,905,352
Total (E)	$739,527	$1,935,013	$7,856,991	$451,739	$—	$10,983,270

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(35,287)	$—	$(5,558,464)	$—	$—	$(5,593,751)
Centrally cleared swap agreements, at value (B) (C)	(559,300)	—	—	(76,875)	—	(636,175)
OTC swap agreements, at value	—	—	(153,430)	—	—	(153,430)
Net unrealized depreciation on futures contracts (B) (D)	—	—	(351,790)	—	—	(351,790)
Unrealized depreciation on forward foreign currency contracts	—	(2,045,742)	—	—	—	(2,045,742)
Total (E)	$(594,587)	$(2,045,742)	$(6,063,684)	$(76,875)	$—	$(8,780,888)

(A)	Included within Investments, at value on the Consolidated Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(C)	Included within fair value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(395,478)	$(694,369)	$(3,184,107)	$—	$—	$(4,273,954)
Written options and swaptions	179,429	—	4,580,174	—	—	4,759,603
Swap agreements	959,533	15,290	(120,960)	599,703	—	1,453,566
Futures contracts	—	—	6,719,010	—	—	6,719,010
Forward foreign currency contracts (B)	—	17,439,396	—	—	—	17,439,396
Total	$743,484	$16,760,317	$7,994,117	$599,703	$—	$26,097,621

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(378,099)	$459,699	$(6,768,813)	$—	$—	$(6,687,213)
Written options and swaptions	274,302	—	2,594,312	—	—	2,868,614
Swap agreements	(331,171)	28,063	134,646	(543,734)	—	(712,196)
Futures contracts	—	—	125,208	—	—	125,208
Forward foreign currency contracts (D)	—	(6,889,171)	—	—	—	(6,889,171)
Total	$(434,968)	$(6,401,409)	$(3,914,647)	$(543,734)	$—	$(11,294,758)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Consolidated Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Consolidated Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Consolidated Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$13,725,673	$1,637,667	$(2,963,011)	$(3,235,176)	$ 262,280,863	449,610	(110,798)	$33,542,976	$173,020,043	$746,634

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas SA	$768,375	$(282,724)	$(485,651)	$—	$282,724	$(282,724)	$—	$—
Bank of America, N.A.	722,783	(80,488)	(335,521)	306,774	80,488	(80,488)	—	—
Barclays Bank PLC	197,889	(66,309)	—	131,580	66,309	(66,309)	—	—
Brown Brothers Harriman & Co.	—	—	—	—	43,914	—	—	43,914
Citibank, N.A.	649,873	(649,873)	—	—	883,495	(649,873)	(233,622)	—
Credit Suisse International	272,086	(272,086)	—	—	480,353	(272,086)	—	208,267
Credit Suisse Securities (USA) LLC	513,293	(4,400)	—	508,893	4,400	(4,400)	—	—
Deutsche Bank AG	2,947,064	(2,235,649)	(711,415)	—	2,235,649	(2,235,649)	—	—
Goldman Sachs & Co.	1,046,598	(503,039)	—	543,559	503,039	(503,039)	—	—
Goldman Sachs International	692,193	(302,666)	(389,527)	—	302,666	(302,666)	—	—
HSBC Bank USA	1,809	(1,809)	—	—	188,346	(1,809)	—	186,537
JPMorgan Chase Bank, N.A.	369,735	(263,205)	(106,530)	—	263,205	(263,205)	—	—
Morgan Stanley & Co., Inc.	1,187,236	(1,187,236)	—	—	2,173,190	(1,187,236)	(985,954)	—
Societe Generale	32,816	(1,839)	—	30,977	1,839	(1,839)	—	—
UBS AG	290,491	(195,095)	(95,396)	—	195,095	(195,095)	—	—
Other Derivatives (C)	1,291,029	—	—	1,291,029	1,076,176	—	—	1,076,176
Total	$10,983,270	$(6,046,418)	$(2,124,040)	$2,812,812	$8,780,888	$(6,046,418)	$(1,219,576)	$1,514,894

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. RISK FACTORS (continued)

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total investment advisory fee paid by the Portfolio and its Subsidiary equals the amount of the investment advisory fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

The following table reflects the net assets of the Subsidiary as a percentage of the Portfolio’s net assets at December 31, 2015:

Market Value	Percentage of Net Assets
$ 18,396,427	1.14%

9. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $5 billion	0.68%
Over $5 billion	0.67%

Transamerica Cayman BlackRock Global Allocation, Ltd. entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2015, the amount waived was $110,978 for the Subsidiary.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Consolidated Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 849,753,143	$ 220,902,359	$ 724,424,091	$ 188,675,320

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, passive foreign investment companies, convertible preferred stock bond discount, convertible preferred stock interest, defaulted bond accruals, TIPS adjustments, swaps, partnership basis adjustments, and partnership passive loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss, distribution reclass for REITs, passive foreign investment company gains and losses, dividend expense, swaps, TIPS adjustments, subsidiary book income, convertible preferred stock bond discount, and convertible preferred stock interest. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (686,675)	$ 1,440,496	$ (753,821)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 37,734,442	$ 142,700,824	$ —	$ 25,840,657	$ 41,301,254	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,371,997	$ 5,876,581	$ —	$ —	$ 642,523	$ (66,836,144)

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

12. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $142,700,824 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Trends in monetary policy and economic growth at the global and local levels were the key drivers of asset prices in 2015. There were historic moves across both of these dimensions, with landmark monetary policy decisions by the European Central Bank (“ECB”) and the U.S. Federal Reserve (“Fed”). While central banks broadly pursued a more dovish policy stance than anticipated at the start of the year, growth trajectories were mixed, with the U.S. and Europe continuing their recoveries and emerging economies battling structural headwinds.

Monetary policy drove much of the cross-sectional equity performance across developed markets. European equities were among the top performers into mid-year as the ECB over-delivered with its quantitative easing announcement in January. This tailwind subsequently abated as hopes for additional easing were not fully realized at the ECB’s December meeting. Japanese equities also gained on the back of continued monetary accommodation and growing corporate profits, despite lackluster economic activity. The prospect of monetary tightening cast a long shadow over U.S. equities, which struggled to outperform. Emerging markets also fought an uphill battle, held back by an appreciating U.S. dollar, falling commodity prices, and flagging exports. Though emerging market equities underperformed their developed market counterparts, investors focused on differentiating across the emerging world based on relative growth expectations.

Equity volatility increased over the year, especially into the second half, reflecting a tension between continued easy global monetary policy, stretched valuations and bursts of global growth concerns emanating from emerging markets. This was most evident in August, as seemingly panicked moves by Chinese policymakers drove volatility sharply higher.

Within countries, growth trends were generally stronger in the consumer sector (particularly in developed economies where lower oil prices stimulated consumer spending), while the manufacturing sector remained weak. As a result, consumer-facing industries and technology firms outperformed. Commodity producers were the worst performers as oil and metals sold off, while downstream firms (e.g., refiners) benefited.

Fixed income markets were largely driven by two forces - policy expectations and the impact of large swings in oil prices on inflation. The combination of aggressive policy easing and weak inflation drove core European bond yields sharply lower in the first quarter. The ECB’s larger-than-expected stimulus program set the stage for an ensuing market correction, with stabilization in oil prices acting as a catalyst to push core yields sharply higher in the second quarter. It also led to excessively elevated easing expectations that were eventually disappointed at the ECB’s December meeting. U.S. bond markets finished the year close to flat; long-term rates remained contained by mixed economic data, while two-year yields significantly rose in anticipation of a Fed rate hike. Emerging market (Brazil, South Africa and Malaysia) sovereign bonds underperformed on a combination of weaker commodity prices, increasing political uncertainty and depreciating exchange rates.

PERFORMANCE

For the year ended December 31, 2015, Transamerica BlackRock Tactical Allocation VP, Service Class returned (0.12)%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index, returned 0.48%, 0.55%, and (0.39)%, respectively.

STRATEGY REVIEW

The Portfolio is a global multi-asset portfolio, consisting of both stocks and bonds. We seek to generate excess returns in two principal ways: via tactical asset allocation across and within asset classes, and by allocating capital to underlying managers that seek to generate excess returns as well via sector and security selection.

Broad asset allocation was generally flat for the year, while allocation decisions within developed market equities aided returns as global risk assets advanced, particularly at the start of the year. Within U.S. equity sectors, overweights in consumer staples, health care and technology added value. We maintained a generally bearish stance on the U.S. in light of weak earnings, expensive valuations and lingering uncertainty surrounding the path of interest rates, which weighed on performance as stocks traded in a narrow range throughout the period. The Portfolio’s underweight to U.S. fixed income modestly detracted. Among individual holdings, Transamerica Jennison Growth VP was the largest contributor, and Transamerica Barrow Hanley Dividend Focused VP was the largest detractor during the year.

Looking forward, within the U.S., the start of policy normalization has been accompanied by an improvement in our leading economic indicators, which should go some way to alleviate concerns that an interest rate hike will derail the recovery from the Great Recession of 2008-2009. Given our view that the activity side of the economy may remain well supported, we expect to focus on monitoring the inflation backdrop, as we believe this may be the binding constraint on policy normalization. In Europe, economic momentum remained firm, though there are tentative signs the pace of acceleration may be starting to wane. With the ECB appearing to be dealing with

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

internal disputes, we are closely watching for output and policy developments, which may change our constructive thesis. In Japan, economic indicators have shown some signs of firming in recent months following a sustained deceleration during most of 2015, and we find it encouraging that the China-sensitive export sector appears to be moving higher.

Philip Green

Justin Christofel, CFA

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(0.12)%	6.12%	9.43%	05/01/2009
Russell 3000® Index (A)	0.48%	12.18%	16.08%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.21%
MSCI EAFE Index (C)	(0.39)%	4.07%	9.19%
Initial Class	0.06%	N/A	5.19%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$986.20	$0.75	$1,024.40	$0.77	0.15%
Service Class	1,000.00	985.30	2.00	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	53.1%
U.S. Equity Funds	30.7
International Equity Funds	9.5
International Alternative Funds	6.3
Securities Lending Collateral	1.4
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.8%
International Equity Fund - 2.8%
iShares MSCI Eurozone ETF (A)	1,252,536	$ 43,888,861

U.S. Fixed Income Funds - 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	196,216	15,811,085
SPDR Barclays High Yield Bond ETF (A)	447,668	15,180,422

		30,991,507

Total Exchange-Traded Funds (Cost $82,150,945)		74,880,368

INVESTMENT COMPANIES - 94.8%
International Alternative Funds - 6.3%
Transamerica Blackrock Global Allocation VP (B)	11,736,398	96,590,558
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F) (G) (H)	79,640	550,370

		97,140,928

International Equity Fund - 6.7%
Transamerica MFS International Equity VP (B)	12,857,903	103,634,697

U.S. Equity Funds - 30.7%
Transamerica Barrow Hanley Dividend Focused VP (B)	6,101,584	122,458,794
Transamerica Jennison Growth VP (B)	6,724,342	72,622,894
Transamerica JPMorgan Enhanced Index VP (B)	9,888,159	167,406,528
Transamerica JPMorgan Mid Cap Value VP (B)	2,104,300	42,948,769
Transamerica WMC US Growth VP (B)	2,781,979	65,960,717

		471,397,702

	Shares	Value
U.S. Fixed Income Funds - 51.1%
Transamerica JPMorgan Core Bond VP (B)	30,456,919	$390,762,271
Transamerica PIMCO Total Return VP (B)	32,307,097	358,931,848
Transamerica Short-Term Bond (I)	3,588,823	35,601,124

		785,295,243

Total Investment Companies (Cost $1,497,372,347)		1,457,468,570

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	21,396,972	21,396,972

Total Securities Lending Collateral (Cost $21,396,972)		21,396,972

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $5,708,410 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/29/2017, and with a value of $5,827,275.	$ 5,708,391	5,708,391

Total Repurchase Agreement (Cost $5,708,391)		5,708,391

Total Investments (Cost $1,606,628,655) (K)		1,559,454,301
Net Other Assets (Liabilities) - (1.4)%		(21,644,346)

Net Assets - 100.0%		$ 1,537,809,955

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$74,880,368	$—	$—	$74,880,368
Investment Companies	1,456,918,200	—	550,370	1,457,468,570
Securities Lending Collateral	21,396,972	—	—	21,396,972
Repurchase Agreement	—	5,708,391	—	5,708,391

Total Investments	$1,553,195,540	$5,708,391	$550,370	$1,559,454,301

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $20,939,880. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $550,370, representing less than 0.1% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Illiquid security. Total aggregate value of illiquid securities is $550,370, representing less than 0.1% of the Portfolio’s net assets.
(G)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$550,370	0.0	%(N)

(H)	Security is Level 3 of the fair value hierarchy.
(I)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $1,609,617,211. Aggregate gross unrealized appreciation and depreciation for all securities is $20,337,712 and $70,500,622, respectively. Net unrealized depreciation for tax purposes is $50,162,910.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.
(N)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $1,497,372,347)	$1,457,468,570
Unaffiliated investments, at value (cost $103,547,917) (including securities loaned of $20,939,880)	96,277,340
Repurchase agreement, at value (cost $5,708,391)	5,708,391
Receivables:
Shares sold	309,100
Interest	5
Dividends	101,891
Net income from securities lending	36,228

Total assets	1,559,901,525

Liabilities:
Payables and other liabilities:
Shares redeemed	49,162
Investment advisory fees	121,673
Distribution and service fees	321,146
Administration fees	39,257
Transfer agent fees	3,850
Trustees, CCO and deferred compensation fees	2,739
Audit and tax fees	16,722
Custody fees	10,808
Legal fees	20,190
Printing and shareholder reports fees	73,336
Other	35,715
Collateral for securities on loan	21,396,972

Total liabilities	22,091,570

Net assets	$1,537,809,955

Net assets consist of:
Capital stock ($0.01 par value)	$1,033,688
Additional paid-in capital	1,497,282,039
Undistributed (distributions in excess of) net investment income (loss)	36,577,483
Accumulated net realized gain (loss)	50,091,099
Net unrealized appreciation (depreciation) on:
Affiliated investments	(39,903,777)
Unaffiliated investments	(7,270,577)

Net assets	$1,537,809,955

Net assets by class:
Initial Class	$27,878,577
Service Class	1,509,931,378

Shares outstanding:
Initial Class	2,843,435
Service Class	100,525,330

Net asset value and offering price per share:
Initial Class	$9.80
Service Class	15.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$39,554,921
Dividend income from unaffiliated investments	2,759,399
Interest income from repurchase agreements	115
Net income from securities lending	312,996

Total investment income	42,627,431

Expenses:
Investment advisory fees	1,441,426
Distribution and service fees:
Service Class	3,805,744
Administration fees	420,146
Transfer agent fees	21,665
Trustees, CCO and deferred compensation fees	40,378
Audit and tax fees	32,868
Custody fees	52,403
Legal fees	102,297
Printing and shareholder reports fees	78,004
Other	44,162

Total expenses	6,039,093

Net investment income (loss)	36,588,338

Net realized gain (loss) on:
Affiliated investments	(3,231,170)
Unaffiliated investments	(733,889)
Distributions received from affiliated investments	56,642,960

Net realized gain (loss)	52,677,901

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(85,438,176)
Unaffiliated investments	(6,492,909)

Net change in unrealized appreciation (depreciation)	(91,931,085)

Net realized and change in unrealized gain (loss)	(39,253,184)

Net increase (decrease) in net assets resulting from operations	$(2,664,846)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$36,588,338	$27,558,428
Net realized gain (loss)	52,677,901	85,380,693
Net change in unrealized appreciation (depreciation)	(91,931,085)	(43,382,719)

Net increase (decrease) in net assets resulting from operations	(2,664,846)	69,556,402

Distributions to shareholders:
Net investment income:
Initial Class	(847,494)	(638,471)
Service Class	(26,712,629)	(17,914,073)

Total distributions from net investment income	(27,560,123)	(18,552,544)

Net realized gains:
Initial Class	(2,135,053)	(889,799)
Service Class	(75,819,752)	(28,339,190)

Total distributions from net realized gains	(77,954,805)	(29,228,989)

Total distributions to shareholders	(105,514,928)	(47,781,533)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,275,803	1,130,637
Service Class	73,641,066	152,137,082

	74,916,869	153,267,719

Issued from fund acquisition:
Initial Class	—	25,950,726
Service Class	—	146,952,547

	—	172,903,273

Dividends and distributions reinvested:
Initial Class	2,982,547	1,528,270
Service Class	102,532,381	46,253,263

	105,514,928	47,781,533

Cost of shares redeemed:
Initial Class	(3,693,972)	(3,228,815)
Service Class	(57,752,793)	(27,170,855)

	(61,446,765)	(30,399,670)

Net increase (decrease) in net assets resulting from capital share transactions	118,985,032	343,552,855

Net increase (decrease) in net assets	10,805,258	365,327,724

Net assets:
Beginning of year	1,527,004,697	1,161,676,973

End of year	$1,537,809,955	$1,527,004,697

Undistributed (distributions in excess of) net investment income (loss)	$36,577,483	$27,552,166

Capital share transactions - shares:
Shares issued:
Initial Class	119,588	102,887
Service Class	4,624,853	9,469,677

	4,744,441	9,572,564

Shares issued on fund acquisition:
Initial Class	—	2,352,506
Service Class	—	9,164,887

	—	11,517,393

Shares reinvested:
Initial Class	305,276	141,376
Service Class	6,844,618	2,894,447

	7,149,894	3,035,823

Shares redeemed:
Initial Class	(347,963)	(294,317)
Service Class	(3,653,454)	(1,696,197)

	(4,001,417)	(1,990,514)

Net increase (decrease) in shares outstanding:
Initial Class	76,901	2,302,452
Service Class	7,816,017	19,832,814

	7,892,918	22,135,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.93	$10.91	$10.11	$9.68	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.27	0.31	0.23	0.29	0.18
Net realized and unrealized gain (loss)	(0.27)	0.26	1.02	0.69	(0.50)

Total investment operations	—	0.57	1.25	0.98	(0.32)

Distributions:
Net investment income	(0.32)	(0.23)	(0.22)	(0.22)	—
Net realized gains	(0.81)	(0.32)	(0.23)	(0.33)	—

Total distributions	(1.13)	(0.55)	(0.45)	(0.55)	—

Net asset value, end of period/year	$9.80	$10.93	$10.91	$10.11	$9.68

Total return (D)	0.06%	5.35%	12.63%	10.23%	(3.20	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,879	$30,241	$5,063	$3,377	$1,096
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.14%	0.15%	0.15%	0.17%	0.15	%(G)
Including waiver and/or reimbursement and recapture	0.14%	0.15%	0.15%	0.17%	0.15	%(G)
Net investment income (loss) to average net assets (C)	2.57%	2.85%	2.19%	2.82%	2.77	%(G)
Portfolio turnover rate (H)	8%	44%	25%	23%	62	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$16.14	$15.87	$14.53	$13.70	$13.47

Investment operations:
Net investment income (loss) (A) (B)	0.37	0.32	0.29	0.33	0.39
Net realized and unrealized gain (loss)	(0.39)	0.48	1.48	1.03	0.11

Total investment operations	(0.02)	0.80	1.77	1.36	0.50

Distributions:
Net investment income	(0.29)	(0.21)	(0.20)	(0.20)	(0.15)
Net realized gains	(0.81)	(0.32)	(0.23)	(0.33)	(0.12)

Total distributions	(1.10)	(0.53)	(0.43)	(0.53)	(0.27)

Net asset value, end of year	$15.02	$16.14	$15.87	$14.53	$13.70

Total return (C)	(0.12)%	5.07%	12.35%	10.02%	3.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,509,931	$1,496,764	$1,156,614	$761,748	$391,667
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.39%	0.40%	0.40%	0.42%	0.40%
Including waiver and/or reimbursement and recapture	0.39%	0.40%	0.40%	0.42%	0.40%
Net investment income (loss) to average net assets (B)	2.35%	1.99%	1.90%	2.29%	2.85%
Portfolio turnover rate (E)	8%	44%	25%	23%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and the Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$21,396,972	$—	$—	$—	$21,396,972
Total Borrowings	$21,396,972	$—	$—	$—	$21,396,972
Gross amount of recognized liabilities for securities lending transactions					$21,396,972

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2015, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2015		Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$126,244,313	$7,457,526	$(4,234,039)	$75,220	$(7,084,226)	$122,458,794		$2,405,269	$—
Transamerica Blackrock Global Allocation VP	96,952,017	19,735,182	(3,406,697)	(98,984)	(16,590,960)	96,590,558		3,499,503	12,178,387
Transamerica Global Allocation Liquidating Trust	695,061	—	—	—	(144,691)	550,370		—	—
Transamerica JPMorgan Core Bond VP	385,848,266	23,803,143	(13,140,120)	(3,962)	(5,745,056)	390,762,271		8,113,257	—
Transamerica JPMorgan Enhanced Index VP	166,606,900	19,577,309	(4,866,711)	35,067	(13,946,037)	167,406,528		4,880,122	8,828,198
Transamerica JPMorgan Mid Cap Value VP	43,902,431	4,873,295	(1,362,679)	16,354	(4,480,632)	42,948,769		530,951	2,708,901
Transamerica Jennison Growth VP	64,829,253	7,783,281	(1,946,684)	29,476	1,927,568	72,622,894		—	5,421,693
Transamerica MFS International Equity VP	102,929,380	6,194,560	(3,747,368)	35,331	(1,777,206)	103,634,697		1,737,341	—
Transamerica Morgan Stanley Mid-Cap Growth VP	42,318,761	5,243,913	(41,849,955)	(3,144,473)	(2,568,246)	—	(A)	238,533	3,830,309
Transamerica PIMCO Total Return VP	349,769,254	37,894,754	(11,721,086)	(58,458)	(16,952,616)	358,931,848		14,069,895	5,310,533
Transamerica Short-Term Bond	23,530,978	17,975,850	(5,189,636)	(96,875)	(619,193)	35,601,124		787,769	—
Transamerica WMC US Growth VP	61,381,173	24,002,975	(1,946,684)	(19,866)	(17,456,881)	65,960,717		3,292,281	18,364,939
Total	$1,465,007,787	$174,541,788	$(93,411,659)	$(3,231,170)	$(85,438,176)	$1,457,468,570		$39,554,921	$56,642,960

(A)	No longer held at year end

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $1 billion	0.10%
Over $1 billion	0.08%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 125,106,391	$ 119,337,268

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (2,898)	$ 2,898

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From				2014 Distributions Paid From
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,303,212	$ 91,806	$ 75,119,910	$ —	$ 18,624,648	$ 29,156,885	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 36,577,483	$ 53,079,655	$ —	$ —	$ —	$ (50,162,910)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. REORGANIZATION

Following the close of business on May 1, 2014, Transamerica BlackRock Tactical Allocation VP acquired all of the net assets of Transamerica Hanlon Income VP pursuant to a Plan of Reorganization. Transamerica BlackRock Tactical Allocation VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 11,517,393 shares of Transamerica BlackRock Tactical Allocation VP for 15,923,014 shares of Transamerica Hanlon Income VP outstanding on May 1, 2014. Transamerica Hanlon Income VP’s net assets at that date, $172,903,273, including $6,256,108 unrealized appreciation, were combined with those of Transamerica BlackRock Tactical Allocation VP. The aggregate net assets of Transamerica BlackRock Tactical Allocation VP immediately before the acquisition were $1,220,079,677; the combined net assets of Transamerica BlackRock Tactical Allocation VP immediately after the acquisition were $1,392,982,950. In the acquisition, Transamerica BlackRock Tactical Allocation VP retained certain capital loss carryforwards from

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. REORGANIZATION (continued)

Transamerica Hanlon Income VP in the amount of $5,719,662. The Portfolio could be subject to loss limitation rules. Shares issued to Transamerica Hanlon Income VP shareholders are as follows:

Class	Shares	Amount
Initial	2,352,506	$25,950,726
Service	9,164,887	146,952,547

The exchange ratio of the reorganization for Transamerica BlackRock Tactical Allocation VP is as follows:

Class (A)	Exchange Ratio
Initial	0.99
Service	0.68

(A)	Calculated by dividing the Transamerica BlackRock Tactical Allocation VP shares issuable by the Transamerica Hanlon VP shares outstanding on May 1, 2014.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $75,119,910 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 1,175,504	$ 101,975

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real estate shares generated a modest positive return over the past 12 months as positive performance in Europe and the Americas was mostly offset by negative returns in the Asia-Pacific region. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically. Sentiment toward growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank in January 2015. The U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the U.S. Federal Reserve recently decided to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Clarion Global Real Estate Securities VP, Initial Class returned (0.60)%. By comparison, its benchmark, the S&P Developed Property Index, returned 0.87%.

STRATEGY REVIEW

The Portfolio offers a global strategy for real estate securities investors in the U.S. The Portfolio generally owns between 70 and 100 real estate stocks with the goal of outperforming the S&P Developed Property Index. We seek to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals.

During the period, the Portfolio benefited from favorable positioning in the Americas but this was more than offset by the impact of sub-par positioning in Europe and the Asia-Pacific regions.

Stock selection was challenged in the Tokyo office market despite tightening vacancy levels and rising market rents. In Europe, several property company positions were negatively affected by sentiment surrounding the terror events in Paris combined with broader worries regarding the pace of economic recovery in the eurozone.

Stock selection in Hong Kong contributed to relative performance thanks to overweights to outperforming diversified companies. Also adding value was a high-conviction underweight to Canada, one of the poorest-performing markets. Overweight exposures to the outperforming U.S. and U.K. markets along with an underweight to the underperforming Singapore market also contributed to relative performance.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.60)%	6.73%	5.03%	05/01/1998
S&P Developed Property Index (A)	0.87%	8.42%	5.50%
Service Class	(0.87)%	6.47%	4.77%	05/01/2003

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,019.80	$4.58	$1,020.70	$4.58	0.90%
Service Class	1,000.00	1,019.00	5.80	1,019.50	5.80	1.14

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Securities Lending Collateral	9.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(8.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 6.3%
GPT Group, REIT	1,431,468	$ 4,986,069
Investa Office Fund, REIT	1,159,849	3,380,728
LendLease Group	82,089	853,008
Mirvac Group, REIT	3,073,709	4,434,827
Scentre Group, REIT	1,441,026	4,399,816
Vicinity Centres, REIT	1,922,363	3,922,312
Westfield Corp., REIT	268,834	1,863,002

		23,839,762

France - 7.0%
Gecina SA, REIT	29,358	3,576,528
ICADE, REIT	40,992	2,757,524
Klepierre, REIT	217,323	9,680,843
Unibail-Rodamco SE, REIT	40,191	10,238,021

		26,252,916

Germany - 3.0%
Deutsche Wohnen AG	78,851	2,180,373
LEG Immobilien AG (A)	101,443	8,267,659
Vonovia SE	22,756	703,003

		11,151,035

Hong Kong - 6.4%
Cheung Kong Property Holdings, Ltd.	767,843	5,028,101
Hongkong Land Holdings, Ltd.	684,839	4,793,873
Link REIT	756,300	4,542,650
Sino Land Co., Ltd.	1,826,000	2,681,257
Sun Hung Kai Properties, Ltd.	576,855	6,978,040

		24,023,921

Japan - 14.1%
Daiwa House Industry Co., Ltd.	89,992	2,586,941
GLP J-REIT	1,979	1,915,109
Japan Retail Fund Investment Corp., Class A, REIT	3,774	7,260,709
Kenedix Office Investment Corp., Class A, REIT (B)	557	2,603,991
Mitsubishi Estate Co., Ltd.	760,710	15,817,693
Mitsui Fudosan Co., Ltd.	470,510	11,808,800
Nippon Prologis REIT, Inc.	2,037	3,684,798
NTT Urban Development Corp. (B)	151,600	1,456,617
Orix JREIT, Inc., Class A	1,978	2,563,613
Sumitomo Realty & Development Co., Ltd.	114,777	3,276,043
Tokyo Tatemono Co., Ltd.	28,500	310,188

		53,284,502

Netherlands - 0.9%
Eurocommercial Properties NV, CVA	45,476	1,966,710
NSI NV, REIT	335,522	1,449,398

		3,416,108

Singapore - 0.7%
City Developments, Ltd. (B)	467,700	2,523,383

Spain - 0.2%
Hispania Activos Inmobiliarios SA (A)	51,601	734,614

Sweden - 0.4%
Hufvudstaden AB, Class A	120,594	1,704,790

United Kingdom - 6.2%
British Land Co. PLC, REIT	408,951	4,738,602
Derwent London PLC, REIT	53,610	2,902,050
Great Portland Estates PLC, REIT	250,156	3,053,498

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Hammerson PLC, REIT	363,632	$ 3,216,398
Land Securities Group PLC, REIT	436,710	7,577,501
Safestore Holdings PLC, REIT	217,664	1,146,826
UNITE Group PLC	56,398	545,411

		23,180,286

United States - 53.3%
Alexandria Real Estate Equities, Inc., REIT	50,900	4,599,324
AvalonBay Communities, Inc., REIT	52,479	9,662,958
Boston Properties, Inc., REIT	53,030	6,763,446
DCT Industrial Trust, Inc., REIT (B)	96,500	3,606,205
DDR Corp., REIT	294,200	4,954,328
Digital Realty Trust, Inc., REIT (B)	72,717	5,498,860
Douglas Emmett, Inc., REIT	113,300	3,532,694
Equinix, Inc., REIT (B)	9,921	3,000,110
Equity Residential, REIT	190,736	15,562,150
Essex Property Trust, Inc., REIT	25,932	6,208,380
General Growth Properties, Inc., REIT	365,706	9,950,860
Healthcare Realty Trust, Inc., REIT	111,700	3,163,344
Healthcare Trust of America, Inc., Class A, REIT (B)	99,300	2,678,121
Highwoods Properties, Inc., REIT (B)	60,200	2,624,720
Host Hotels & Resorts, Inc., REIT (B)	431,105	6,613,151
Kilroy Realty Corp., REIT (B)	92,000	5,821,760
Kimco Realty Corp., REIT	330,270	8,738,944
Paramount Group, Inc., REIT	167,400	3,029,940
Pebblebrook Hotel Trust, REIT (B)	132,173	3,703,488
Post Properties, Inc., REIT	33,700	1,993,692
Prologis, Inc., Class A, REIT	215,910	9,266,857
Public Storage, REIT	51,030	12,640,131
Simon Property Group, Inc., REIT	106,759	20,758,220
SL Green Realty Corp., REIT (B)	59,800	6,756,204
Spirit Realty Capital, Inc., REIT	337,900	3,385,758
Sun Communities, Inc., REIT	39,100	2,679,523
Sunstone Hotel Investors, Inc., REIT	208,444	2,603,466
UDR, Inc., REIT (B)	188,684	7,088,858
VEREIT, Inc. (B)	431,900	3,420,648
Vornado Realty Trust, Class A, REIT	91,485	9,144,841
Welltower, Inc., REIT	169,645	11,540,949

		200,991,930

Total Common Stocks (Cost $362,315,410)		371,103,247

SECURITIES LENDING COLLATERAL - 9.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	34,957,424	34,957,424

Total Securities Lending Collateral (Cost $34,957,424)		34,957,424

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 1.1%

State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $4,095,212 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.10%, due 03/14/2018, and with a value of $4,179,357.

	$ 4,095,199	$ 4,095,199

Total Repurchase Agreement (Cost $4,095,199)		4,095,199

Total Investments (Cost $401,368,033) (D)		410,155,870
Net Other Assets (Liabilities) - (8.9)%		(33,414,566)

Net Assets - 100.0%		$ 376,741,304

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Real Estate Investment Trusts	72.9%	$298,853,453
Real Estate Management & Development	17.6	72,249,794

Investments, at Value	90.5	371,103,247
Short-Term Investments	9.5	39,052,623

Total Investments	100.0%	$410,155,870

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$200,991,930	$170,111,317	$—	$371,103,247
Securities Lending Collateral	34,957,424	—	—	34,957,424
Repurchase Agreement	—	4,095,199	—	4,095,199

Total Investments	$235,949,354	$174,206,516	$—	$410,155,870

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $34,068,420. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $405,555,557. Aggregate gross unrealized appreciation and depreciation for all securities is $20,732,542 and $16,132,229, respectively. Net unrealized appreciation for tax purposes is $4,600,313.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $397,272,834) (including securities loaned of $34,068,420)	$406,060,671
Repurchase agreement, at value (cost $4,095,199)	4,095,199
Foreign currency, at value (cost $756)	756
Receivables:
Shares sold	71,470
Interest	3
Dividends	1,720,455
Tax reclaims	145,376
Net income from securities lending	8,327

Total assets	412,102,257

Liabilities:
Payables and other liabilities:
Shares redeemed	13,975
Investment advisory fees	248,468
Distribution and service fees	21,505
Administration fees	9,413
Transfer agent fees	925
Trustees, CCO and deferred compensation fees	614
Audit and tax fees	11,989
Custody fees	42,826
Legal fees	6,332
Printing and shareholder reports fees	46,305
Other	1,177
Collateral for securities on loan	34,957,424

Total liabilities	35,360,953

Net assets	$376,741,304

Net assets consist of:
Capital stock ($0.01 par value)	$300,622
Additional paid-in capital	456,108,817
Undistributed (distributions in excess of) net investment income (loss)	6,110,125
Accumulated net realized gain (loss)	(94,555,203)
Net unrealized appreciation (depreciation) on:
Investments	8,787,837
Translation of assets and liabilities denominated in foreign currencies	(10,894)

Net assets	$376,741,304

Net assets by class:
Initial Class	$274,687,851
Service Class	102,053,453

Shares outstanding:
Initial Class	22,169,642
Service Class	7,892,516

Net asset value and offering price per share:
Initial Class	$12.39
Service Class	12.93

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$11,520,270
Interest income	355
Net income from securities lending	103,190
Withholding taxes on foreign income	(512,701)

Total investment income	11,111,114

Expenses:
Investment advisory fees	3,437,174
Distribution and service fees:
Service Class	270,458
Administration fees	117,188
Transfer agent fees	6,168
Trustees, CCO and deferred compensation fees	10,755
Audit and tax fees	1,968
Custody fees	225,130
Legal fees	29,898
Printing and shareholder reports fees	36,300
Other	17,738

Total expenses	4,152,777

Net investment income (loss)	6,958,337

Net realized gain (loss) on:
Investments	58,327,060
Foreign currency transactions	156,527

Net realized gain (loss)	58,483,587

Net change in unrealized appreciation (depreciation) on:
Investments	(60,492,902)
Translation of assets and liabilities denominated in foreign currencies	1,756

Net change in unrealized appreciation (depreciation)	(60,491,146)

Net realized and change in unrealized gain (loss)	(2,007,559)

Net increase (decrease) in net assets resulting from operations	$4,950,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$6,958,337	$8,872,739
Net realized gain (loss)	58,483,587	14,294,601
Net change in unrealized appreciation (depreciation)	(60,491,146)	32,932,736

Net increase (decrease) in net assets resulting from operations	4,950,778	56,100,076

Distributions to shareholders:
Net investment income:
Initial Class	(12,114,544)	(6,235,608)
Service Class	(4,412,627)	(1,226,562)

Total distributions from net investment income	(16,527,171)	(7,462,170)

Capital share transactions:
Proceeds from shares sold:
Initial Class	63,509,871	122,089,758
Service Class	15,508,583	25,013,464

	79,018,454	147,103,222

Dividends and distributions reinvested:
Initial Class	12,114,544	6,235,608
Service Class	4,412,627	1,226,562

	16,527,171	7,462,170

Cost of shares redeemed:
Initial Class	(247,468,898)	(44,006,195)
Service Class	(18,632,930)	(9,279,775)

	(266,101,828)	(53,285,970)

Net increase (decrease) in net assets resulting from capital share transactions	(170,556,203)	101,279,422

Net increase (decrease) in net assets	(182,132,596)	149,917,328

Net assets:
Beginning of year	558,873,900	408,956,572

End of year	$376,741,304	$558,873,900

Undistributed (distributions in excess of) net investment income (loss)	$6,110,125	$6,903,301

Capital share transactions - shares:
Shares issued:
Initial Class	4,807,446	9,453,054
Service Class	1,116,661	1,900,880

	5,924,107	11,353,934

Shares reinvested:
Initial Class	986,526	478,925
Service Class	344,199	90,388

	1,330,725	569,313

Shares redeemed:
Initial Class	(18,268,373)	(3,493,970)
Service Class	(1,390,808)	(719,210)

	(19,659,181)	(4,213,180)

Net increase (decrease) in shares outstanding:
Initial Class	(12,474,401)	6,438,009
Service Class	70,052	1,272,058

	(12,404,349)	7,710,067

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.06	$11.67	$11.92	$9.86	$11.30

Investment operations:
Net investment income (loss) (A)	0.22	0.24	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(0.30)	1.34	0.20	2.22	(0.88)

Total investment operations	(0.08)	1.58	0.43	2.46	(0.63)

Distributions:
Net investment income	(0.59)	(0.19)	(0.68)	(0.40)	(0.81)

Net asset value, end of year	$12.39	$13.06	$11.67	$11.92	$9.86

Total return (B)	(0.60)%	13.56%	3.90%	25.25%	(5.74)%

Ratio and supplemental data:
Net assets end of year (000’s)	$274,688	$452,444	$329,290	$342,553	$288,708
Expenses to average net assets	0.89%	0.90%	0.90%	0.92%	0.88%
Net investment income (loss) to average net assets	1.66%	1.90%	1.93%	2.15%	2.24%
Portfolio turnover rate	56%	30%	38%	53%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.61	$12.16	$12.39	$10.24	$11.72

Investment operations:
Net investment income (loss) (A)	0.19	0.22	0.21	0.21	0.21
Net realized and unrealized gain (loss)	(0.31)	1.40	0.22	2.32	(0.90)

Total investment operations	(0.12)	1.62	0.43	2.53	(0.69)

Distributions:
Net investment income	(0.56)	(0.17)	(0.66)	(0.38)	(0.79)

Net asset value, end of year	$12.93	$13.61	$12.16	$12.39	$10.24

Total return (B)	(0.87)%	13.29%	3.71%	24.98%	(6.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$102,053	$106,430	$79,667	$68,764	$44,260
Expenses to average net assets	1.14%	1.15%	1.15%	1.17%	1.13%
Net investment income (loss) to average net assets	1.38%	1.67%	1.64%	1.85%	1.89%
Portfolio turnover rate	56%	30%	38%	53%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $61,844.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$34,957,424	$—	$—	$—	$34,957,424
Total Borrowings	$34,957,424	$—	$—	$—	$34,957,424
Gross amount of recognized liabilities for securities lending transactions					$34,957,424

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$6,249,145	1.66%
Transamerica Asset Allocation – Moderate Growth VP	52,046,326	13.81
Transamerica Asset Allocation – Moderate VP	72,176,200	19.16
Transamerica International Moderate Growth VP	7,056,954	1.87
Total	$137,528,625	36.50%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.800%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.700%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 244,497,296	$ —	$ 420,742,073	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, partnership basis adjustments and passive foreign investment company un-reversed inclusion. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment company gains and losses, distribution reclasses for REITs and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 8,775,658	$ (8,775,657)

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2017	2018
$ 46,122,193	$ 45,891,003

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $49,116,307.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,527,171	$ —	$ —	$ 7,462,170	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,755,642	$ —	$ (92,013,196)	$ —	$ —	$ 4,589,419

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015, as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December - the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. The rate hike combined with weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, while emerging markets lost ground, and fixed income results were mixed.

PERFORMANCE

For the year ended December 31, 2015, Transamerica International Moderate Growth VP, Initial Class returned (1.64)%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Barclays U.S. Aggregate Bond Index, returned (2.60)% and 0.55%, respectively.

STRATEGY REVIEW

The Portfolio lagged its custom benchmark due primarily to being underweight equities when global markets rallied in mid-summer and again approaching year-end. Consistent with the strategy’s volatility rule, we had trimmed the overall equity exposure during periods of heightened volatility and, thus, had a below-target allocation when rebounds occurred. Other positions that detracted from relative performance included stock-picking in the underlying equity funds and, to a lesser extent, exposures in two areas that were affected in a major way by troubling times in the oil patch - high yield bonds and master limited partnerships. Over the second half of the year, we trimmed the latter exposure significantly in an effort to limit the damage.

The impact of the detractors was partially mitigated by four other decisions. We were cautiously positioned vis-à-vis interest rates risk, maintaining a short duration that was helpful once the FOMC decided to raise the federal funds rate. Within the equity portfolio, we overweighted large cap, growth and developed market stocks, which outperformed small cap, value and emerging markets, respectively.

Currency hedging also contributed. As the U.S. dollar gained strength against other major currencies during the first half of the period, we used futures to short the euro and yen. This helped to reduce the impact on the value of our holdings denominated in these foreign currencies.

Finally, the largest contributor to relative performance was manager discretion related to the volatility rule. The rule gives us some latitude to decide how closely we follow the guidelines. Exercising that discretion during periods of volatility was additive.

During the period the Portfolio used derivatives, which in aggregate detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.64)%	2.89%	1.87%	05/01/2006
MSCI World Index ex-U.S. (A)	(2.60)%	3.28%	2.07%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.76%
Service Class	(1.89)%	2.63%	1.61%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$948.50	$0.74	$1,024.40	$0.77	0.15%
Service Class	1,000.00	946.70	1.96	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	66.3%
U.S. Fixed Income Funds	19.9
Repurchase Agreement	12.6
U.S. Alternative Fund	1.0
Money Market Fund	0.0 *
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 87.2%
International Equity Funds - 66.3%
Transamerica Emerging Markets Equity (A)	586,857	$ 4,571,617
Transamerica Global Equity (A)	3,803,444	41,837,881
Transamerica Income & Growth (A)	4,468,428	41,198,910
Transamerica International Equity (A)	4,266,086	71,030,330
Transamerica International Equity Opportunities (A)	13,925,086	101,513,876
Transamerica International Small Cap (A)	9,045,975	84,037,109
Transamerica International Small Cap Value (A)	9,354,420	107,950,005
Transamerica TS&W International Equity VP (B)	584,156	7,126,705

		459,266,433

Money Market Fund - 0.0% (C)
Transamerica Money Market (A)	21,073	21,073

U.S. Alternative Fund - 1.0%
Transamerica Clarion Global Real Estate Securities VP (B)	569,569	7,056,954

U.S. Fixed Income Funds - 19.9%
Transamerica Aegon U.S. Government Securities VP (B)	1,180,074	13,983,871
Transamerica Bond (A)	676,392	6,013,127
Transamerica Core Bond (A)	642,287	6,365,063
Transamerica Floating Rate (A)	1,477,717	14,245,193
Transamerica High Yield Bond (A)	5,078,712	43,219,838
Transamerica Intermediate Bond (A)	1,406,551	14,051,448

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica PIMCO Total Return VP (B)	1,245,568	$ 13,838,260
Transamerica Short-Term Bond (A)	2,631,987	26,109,314

		137,826,114

Total Investment Companies (Cost $625,441,642)		604,170,574

	Principal	Value
REPURCHASE AGREEMENT - 12.6%
State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $87,274,532 on 01/04/2016. Collateralized by U.S. Government Obligations, 0.63% - 1.38%, due 04/30/2018 - 07/31/2018, and with a total value of $89,023,163.	$ 87,274,242	87,274,242

Total Repurchase Agreement (Cost $87,274,242)		87,274,242

Total Investments (Cost $712,715,884) (E)		691,444,816
Net Other Assets (Liabilities) - 0.2%		1,564,111

Net Assets - 100.0%		$ 693,008,927

FUTURES CONTRACTS: (F)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(1,675)	03/31/2016	$774,312	$—
10-Year U.S. Treasury Note	Long	835	03/21/2016	—	(213,047)
MSCI EAFE Mini Index	Long	415	03/18/2016	296,548	—
MSCI Emerging Markets Mini Index	Short	(600)	03/18/2016	—	(530,772)
U.S. Treasury Bond	Long	80	03/21/2016	—	(14,782)

Total				$1,070,860	$(758,601)

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$604,170,574	$—	$—	$604,170,574
Repurchase Agreement	—	87,274,242	—	87,274,242

Total Investments	$604,170,574	$87,274,242	$—	$691,444,816

Other Financial Instruments
Futures Contracts (H)	$1,070,860	$—	$—	$1,070,860

Total Other Financial Instruments	$1,070,860	$—	$—	$1,070,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

SECURITY VALUATION (continued):

Valuation Inputs (continued) (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(758,601)	$—	$—	$(758,601)

Total Other Financial Instruments	$(758,601)	$—	$—	$(758,601)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $715,179,622. Aggregate gross unrealized appreciation and depreciation for all securities is $11,386,424 and $35,121,230, respectively. Net unrealized depreciation for tax purposes is $23,734,806.
(F)	Cash in the amount of $1,484,850 has been segregated by the broker as collateral to cover margin requirements for open futures contracts.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

EAFE	Europe, Australasia and Far East

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $625,441,642)	$604,170,574
Repurchase agreement, at value (cost $87,274,242)	87,274,242
Cash on deposit with broker	1,484,850
Receivables:
Shares sold	661,049
Interest	73
Dividends	27,248

Total assets	693,618,036

Liabilities:
Payables and other liabilities:
Shares redeemed	4,016
Investment advisory fees	58,707
Distribution and service fees	143,233
Administration fees	13,209
Transfer agent fees	1,779
Trustees, CCO and deferred compensation fees	1,233
Audit and tax fees	12,174
Custody fees	5,945
Legal fees	9,082
Printing and shareholder reports fees	42,976
Other	2,210
Variation margin payable	314,545

Total liabilities	609,109

Net assets	$693,008,927

Net assets consist of:
Capital stock ($0.01 par value)	$746,434
Additional paid-in capital	718,965,973
Undistributed (distributions in excess of) net investment income (loss)	12,193,625
Accumulated net realized gain (loss)	(17,938,296)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(21,271,068)
Futures contracts	312,259

Net assets	$693,008,927

Net assets by class:
Initial Class	$16,608,450
Service Class	676,400,477

Shares outstanding:
Initial Class	1,772,929
Service Class	72,870,460

Net asset value and offering price per share:
Initial Class	$9.37
Service Class	9.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$14,790,172
Interest income from repurchase agreements	6,735

Total investment income	14,796,907

Expenses:
Investment advisory fees	700,704
Distribution and service fees:
Service Class	1,707,097
Administration fees	137,285
Transfer agent fees	9,769
Trustees, CCO and deferred compensation fees	18,260
Audit and tax fees	19,796
Custody fees	30,270
Legal fees	46,058
Printing and shareholder reports fees	42,376
Other	20,414

Total expenses	2,732,029

Net investment income (loss)	12,064,878

Net realized gain (loss) on:
Affiliated investments	(2,666,625)
Distributions received from affiliated investments	10,459,734
Futures contracts	(2,640,632)
Foreign currency transactions	125,376

Net realized gain (loss)	5,277,853

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(27,608,458)
Futures contracts	(5,935,369)

Net change in unrealized appreciation (depreciation)	(33,543,827)

Net realized and change in unrealized gain (loss)	(28,265,974)

Net increase (decrease) in net assets resulting from operations	$(16,201,096)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$12,064,878	$12,565,864
Net realized gain (loss)	5,277,853	28,883,278
Net change in unrealized appreciation (depreciation)	(33,543,827)	(46,322,835)

Net increase (decrease) in net assets resulting from operations	(16,201,096)	(4,873,693)

Distributions to shareholders:
Net investment income:
Initial Class	(342,246)	(424,959)
Service Class	(12,217,036)	(13,390,744)

Total distributions from net investment income	(12,559,282)	(13,815,703)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,106,231	1,085,015
Service Class	80,832,080	54,229,101

	82,938,311	55,314,116

Dividends and distributions reinvested:
Initial Class	342,246	424,959
Service Class	12,217,036	13,390,744

	12,559,282	13,815,703

Cost of shares redeemed:
Initial Class	(3,373,189)	(2,222,498)
Service Class	(27,456,905)	(29,255,059)

	(30,830,094)	(31,477,557)

Net increase (decrease) in net assets resulting from capital share transactions	64,667,499	37,652,262

Net increase (decrease) in net assets	35,907,121	18,962,866

Net assets:
Beginning of year	657,101,806	638,138,940

End of year	$693,008,927	$657,101,806

Undistributed (distributions in excess of) net investment income (loss)	$12,193,625	$12,559,141

Capital share transactions - shares:
Shares issued:
Initial Class	211,734	109,603
Service Class	8,095,234	5,501,008

	8,306,968	5,610,611

Shares reinvested:
Initial Class	35,913	42,796
Service Class	1,292,808	1,359,466

	1,328,721	1,402,262

Shares redeemed:
Initial Class	(339,186)	(224,764)
Service Class	(2,844,407)	(2,999,392)

	(3,183,593)	(3,224,156)

Net increase (decrease) in shares outstanding:
Initial Class	(91,539)	(72,365)
Service Class	6,543,635	3,861,082

	6,452,096	3,788,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$9.72	$9.99	$9.05	$8.27	$9.13

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.21	0.24	0.20	0.25
Net realized and unrealized gain (loss)	(0.35)	(0.25)	0.90	0.84	(0.92)

Total investment operations	(0.16)	(0.04)	1.14	1.04	(0.67)

Distributions:
Net investment income	(0.19)	(0.23)	(0.20)	(0.26)	(0.19)

Net asset value, end of year	$9.37	$9.72	$9.99	$9.05	$8.27

Total return (C)	(1.64)%	(0.47)%	12.72%	12.81%	(7.37)%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,608	$18,122	$19,345	$18,619	$19,685
Expenses to average net assets (D)	0.15%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets (B)	1.90%	2.10%	2.53%	2.37%	2.94%
Portfolio turnover rate (E)	43%	32%	16%	47%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$9.63	$9.91	$8.98	$8.21	$9.06

Investment operations:
Net investment income (loss) (A) (B)	0.17	0.19	0.23	0.19	0.24
Net realized and unrealized gain (loss)	(0.35)	(0.26)	0.88	0.82	(0.92)

Total investment operations	(0.18)	(0.07)	1.11	1.01	(0.68)

Distributions:
Net investment income	(0.17)	(0.21)	(0.18)	(0.24)	(0.17)

Net asset value, end of year	$9.28	$9.63	$9.91	$8.98	$8.21

Total return (C)	(1.89)%	(0.79)%	12.46%	12.48%	(7.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$676,401	$638,980	$618,794	$488,579	$444,948
Expenses to average net assets (D)	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets (B)	1.72%	1.91%	2.44%	2.19%	2.64%
Portfolio turnover rate (E)	43%	32%	16%	47%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying funds in which the Portfolio invests.
(E)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$774,312	$—	$296,548	$—	$—	$1,070,860
Total (C)	$774,312	$—	$296,548	$—	$—	$1,070,860

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(227,829)	$—	$(530,772)	$—	$—	$(758,601)
Total (C)	$(227,829)	$—	$(530,772)	$—	$—	$(758,601)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,638,065)	$14,822,896	$(14,825,463)	$—	$—	$(2,640,632)
Total	$(2,638,065)	$14,822,896	$(14,825,463)	$—	$—	$(2,640,632)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$546,483	$(6,247,628)	$(234,224)	$—	$—	$(5,935,369)
Total	$546,483	$(6,247,628)	$(234,224)	$—	$—	$(5,935,369)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
53,852,894	(145,907,673)

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $10 billion	0.10%
Over $10 billion	0.09%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 308,668,442	$ 265,094,500

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 128,888	$ (128,888)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,	Unlimited
2016	Short-Term
$ 13,491,860	$ 1,670,438

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,559,282	$ —	$ —	$ 13,815,703	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,193,625	$ —	$ (15,162,298)	$ —	$ —	$ (23,734,807)

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 10,013,596	$ 422,937

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks gained over the first half of the year, driven by the expectation that weak economic and jobs data during the winter would prove transitory. In late summer, a sell-off in Chinese equities reverberated across global exchanges. U.S. indices subsequently recovered before encountering some year-end volatility. The U.S. Treasury yield curve flattened during the period as the Federal Reserve’s decision to increase the overnight borrowing rate raised the short end of the curve while tame inflation data supported lower yields on the long end of the curve. High-yield corporate spreads widened considerably - due, in part, to weakness in the energy sector - as did the spreads of investment-grade corporates.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Janus Balanced VP, Initial Class returned 0.34%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Barclays U.S. Aggregate Bond Index, and the Transamerica Janus Balanced VP Blended Benchmark, returned 1.38%, 0.55%, and 1.25%, respectively.

STRATEGY REVIEW

The Portfolio held 58.69% in equities at period end, 40.72% in fixed income and the remainder in cash.

The equity sleeve underperformed the S&P 500®. Holdings in industrials and financials weighed on relative performance. Stock selection in consumer discretionary and our underweight in energy contributed. Union Pacific Corp. was the largest individual detractor. Weaker oil volumes were a headwind for all rail companies. We are reviewing the position.

Another detractor was Enterprise Products Partners, LP (no longer held at year end), a master limited partnership that owns assets that are part of the midstream energy value chain and includes natural gas transportation, natural gas gathering and processing, and natural gas storage.

Among individual contributors, Alphabet, Inc. (formerly Google) benefited from better-than-expected earnings results late in the year, driven by improvements in its mobile search revenue and by strong results for YouTube. The company also announced a significant stock buyback program and initiated restructuring in the third quarter, which were well received by investors. We were also encouraged by the CFO’s focus on reining in unnecessary spending.

Microsoft Corp. also contributed, benefiting from a re-valuation; investors began to give the company credit for growth in its cloud business, which is second only to Amazon.com, Inc., and the potential for Microsoft Office 365. We believe these businesses help to offset the decline of some of Microsoft Corp.’s legacy businesses. Progress on expense control and cost reduction were also favorable. We believe Microsoft Corp.’s cloud business and some of its other services are underappreciated by the market. We also appreciate the company’s efforts to reduce its share count and return more capital to shareholders.

The fixed income sleeve performed in line with the Barclays U.S. Aggregate Bond Index. Spread carry, a measure of excess income generated by holdings, contributed to relative performance.

Our out-of-benchmark allocation to preferred equity contributed, as did spread carry in high-yield credit. Relative detractors included yield-curve positioning in Treasuries and mortgage-backed securities.

Security selection in banking and spread carry within brokerage, asset managers and exchanges contributed. Given the weakness experienced throughout the year in the energy sector, midstream and independent energy holdings detracted.

Among individual holdings, banking and payment technology company Fidelity National Information Services, Inc. contributed. We believe it has a solid business model, which can remain stable in a tepid economic environment, and that management has the opportunity to better penetrate its customer base and use free cash flow to pay down debt.

Hard-disk manufacturer Seagate HDD Cayman detracted. Recently, demand has softened due to weak personal computer growth in emerging markets and a strong U.S. dollar. Seagate HDD Cayman maintained a conservative balance sheet and management aimed to reduce leverage further. Seagate HDD Cayman continued to generate solid free cash flow, and we believe it has a sufficient equity cushion to protect bondholders.

Marc Pinto, CFA

Gibson Smith

Darrell Watters

Jeremiah Buckley, CFA

Mayur Saigal

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.34%	5.47%	5.25%	07/01/2009
S&P 500® (A)	1.38%	12.57%	15.48%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.11%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	1.25%	8.48%	10.48%
Service Class	0.12%	5.21%	5.00%	07/01/2009

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® 45% and Barclays U.S. Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$998.30	$3.98	$1,021.20	$4.02	0.79%
Service Class	1,000.00	996.80	5.23	1,020.00	5.30	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	56.7%
Corporate Debt Securities	17.4
U.S. Government Obligations	11.9
U.S. Government Agency Obligations	9.1
Securities Lending Collateral	2.0
Master Limited Partnership	1.6
Asset-Backed Securities	1.0
Mortgage-Backed Securities	1.0
Repurchase Agreement	0.5
Preferred Stocks	0.4
Net Other Assets (Liabilities)^	(1.6)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 56.7%
Aerospace & Defense - 3.0%
Boeing Co.	76,609	$ 11,076,895
Honeywell International, Inc.	77,043	7,979,344

		19,056,239

Automobiles - 1.1%
General Motors Co.	203,823	6,932,020

Banks - 2.4%
JPMorgan Chase & Co.	86,513	5,712,453
US Bancorp	216,471	9,236,818

		14,949,271

Beverages - 0.3%
Diageo PLC	67,069	1,835,580

Biotechnology - 5.9%
AbbVie, Inc., Class G	220,390	13,055,904
Amgen, Inc.	109,137	17,716,209
Regeneron Pharmaceuticals, Inc., Class A (A)	11,632	6,314,664

		37,086,777

Capital Markets - 0.8%
TD Ameritrade Holding Corp.	140,234	4,867,522

Chemicals - 3.1%
E.I. du Pont de Nemours & Co.	127,795	8,511,147
LyondellBasell Industries NV, Class A	124,800	10,845,120

		19,356,267

Consumer Finance - 1.7%
American Express Co.	74,429	5,176,537
Synchrony Financial (A)	178,683	5,433,750

		10,610,287

Diversified Financial Services - 1.1%
CME Group, Inc., Class A	75,769	6,864,671

Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	24,880	1,149,954

Food Products - 0.8%
Hershey Co. (B)	57,716	5,152,307

Health Care Providers & Services - 0.9%
Aetna, Inc.	55,442	5,994,389

Hotels, Restaurants & Leisure - 1.8%
Norwegian Cruise Line Holdings, Ltd. (A)	91,422	5,357,329
Six Flags Entertainment Corp. (B)	47,659	2,618,386
Starbucks Corp.	58,033	3,483,721

		11,459,436

Industrial Conglomerates - 1.2%
3M Co.	18,311	2,758,369
General Electric Co.	150,203	4,678,824

		7,437,193

Insurance - 0.9%
Prudential PLC	241,230	5,444,562

Internet & Catalog Retail - 1.7%
Ctrip.com International, Ltd., ADR (A)	45,881	2,125,667
Priceline Group, Inc. (A)	6,949	8,859,627

		10,985,294

Internet Software & Services - 3.1%
Alphabet, Inc., Class C (A)	19,146	14,529,517
Yahoo!, Inc. (A)	142,805	4,749,694

		19,279,211

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.5%
Automatic Data Processing, Inc.	33,636	$ 2,849,642
MasterCard, Inc., Class A	196,379	19,119,459

		21,969,101

Leisure Products - 0.5%
Mattel, Inc. (B)	112,725	3,062,738

Machinery - 0.5%
Dover Corp.	46,866	2,873,354

Multiline Retail - 1.8%
Dollar Tree, Inc. (A)	146,308	11,297,904

Pharmaceuticals - 6.2%
Allergan PLC (A)	49,050	15,328,125
Bristol-Myers Squibb Co.	147,659	10,157,462
Eli Lilly & Co.	88,880	7,489,029
Merck & Co., Inc.	112,656	5,950,490

		38,925,106

Real Estate Investment Trusts - 0.2%
Outfront Media, Inc.	65,951	1,439,710

Real Estate Management & Development - 1.0%
CBRE Group, Inc., Class A (A)	183,418	6,342,594

Road & Rail - 1.2%
Union Pacific Corp.	97,716	7,641,391

Software - 3.7%
Adobe Systems, Inc. (A)	63,799	5,993,278
Microsoft Corp.	316,797	17,575,898

		23,569,176

Specialty Retail - 1.9%
Home Depot, Inc.	91,882	12,151,395

Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	129,251	13,604,960

Textiles, Apparel & Luxury Goods - 2.3%
NIKE, Inc., Class B	226,679	14,167,438

Tobacco - 1.7%
Altria Group, Inc.	124,009	7,218,564
Philip Morris International, Inc.	38,973	3,426,116

		10,644,680

Total Common Stocks (Cost $335,544,118)		356,150,527

PREFERRED STOCKS - 0.4%
Banks - 0.1%
Citigroup Capital XIII 6.69% (C)	21,550	560,084
Wells Fargo & Co. 6.63% (C)	6,700	192,491

		752,575

Capital Markets - 0.2%
Morgan Stanley
Series E, 7.13% (B) (C)	12,775	365,365
Series F, 6.88% (C)	13,825	383,644
Morgan Stanley Capital Trust III 6.25%	3,027	77,128
Morgan Stanley Capital Trust IV 6.25% (B)	713	18,089
Morgan Stanley Capital Trust V 5.75%	278	7,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
Morgan Stanley Capital Trust VIII 6.45%	1,200	$ 30,372

		881,598

Consumer Finance - 0.1%
Discover Financial Services Series B, 6.50%	27,150	718,661

Diversified Financial Services - 0.0% (D)
General Electric Capital Corp. 4.70% (B)	2,335	59,472

Total Preferred Stocks (Cost $2,320,132)		2,412,306

MASTER LIMITED PARTNERSHIP - 1.6%
Capital Markets - 1.6%
Blackstone Group, LP, Class A	342,996	10,029,203

Total Master Limited Partnership (Cost $10,362,218)		10,029,203

	Principal	Value
ASSET-BACKED SECURITIES - 1.0%
American Tower Trust I Series 2013-1A, Class 1A 1.55%, 03/15/2043 (E)	$ 141,000	137,690
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class E
3.82%, 02/10/2020 (E)	881,000	891,712
Series 2013-4, Class D
3.31%, 10/08/2019	53,000	53,869
Series 2015-2, Class D
3.00%, 06/08/2021	214,000	211,161
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.28%, 09/05/2044 (E)	975,000	987,328
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.47%, 03/20/2043 (E)	441,984	439,457
DB Master Finance LLC Series 2015-1A, Class A2I 3.26%, 02/20/2045 (E)	186,590	184,629
Domino’s Pizza Master Issuer LLC
Series 2012-1A, Class A2
5.22%, 01/25/2042 (E)	397,924	409,317
Series 2015-1A, Class A2I
3.48%, 10/25/2045 (E)	683,000	669,340
Santander Drive Auto Receivables Trust
Series 2012-6, Class D
2.52%, 09/17/2018	34,000	34,157
Series 2013-4, Class E
4.67%, 01/15/2020 (E)	987,000	1,012,947
Series 2015-1, Class D
3.24%, 04/15/2021	209,000	208,597
Series 2015-4, Class D
3.53%, 08/16/2021	435,000	431,038

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wendys Funding LLC Series 2015-1A, Class A2I 3.37%, 06/15/2045	$ 628,425	$ 613,161

Total Asset-Backed Securities (Cost $6,365,385)		6,284,403

CORPORATE DEBT SECURITIES - 17.4%
Aerospace & Defense - 0.1%
Exelis, Inc.
4.25%, 10/01/2016	172,000	175,086
5.55%, 10/01/2021	200,000	219,320

		394,406

Airlines - 0.0% (D)
Southwest Airlines Co. 5.13%, 03/01/2017 (B)	231,000	240,078

Auto Components - 0.1%
Schaeffler Finance BV 4.25%, 05/15/2021 (E)	117,000	116,123
ZF North America Capital, Inc.
4.00%, 04/29/2020 (E)	218,000	219,798
4.75%, 04/29/2025 (E)	231,000	220,027

		555,948

Automobiles - 0.9%
Ford Motor Credit Co. LLC 3.98%, 06/15/2016	858,000	867,525
General Motors Co.
3.50%, 10/02/2018	489,000	493,909
4.00%, 04/01/2025	55,000	52,105
4.88%, 10/02/2023	3,344,000	3,419,772
General Motors Financial Co., Inc. 3.10%, 01/15/2019	550,000	549,201

		5,382,512

Banks - 2.0%
Bank of America Corp.
5.75%, 08/15/2016	205,000	210,025
8.00%, 01/30/2018 (C) (F)	559,000	568,783
CIT Group, Inc.
4.25%, 08/15/2017	1,268,000	1,296,530
5.50%, 02/15/2019 (E)	996,000	1,040,820
Citigroup, Inc. 4.45%, 09/29/2027	1,069,000	1,061,922
Citizens Financial Group, Inc. 4.30%, 12/03/2025	616,000	619,239
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	357,000	351,234
Royal Bank of Scotland Group PLC
5.13%, 05/28/2024	1,951,000	1,976,665
6.00%, 12/19/2023	850,000	915,463
6.10%, 06/10/2023	1,455,000	1,563,316
Santander UK PLC
5.00%, 11/07/2023 (E)	2,071,000	2,155,810
SVB Financial Group
5.38%, 09/15/2020 (B)	495,000	541,551
Wells Fargo & Co.
5.88%, 06/15/2025 (B) (C) (F)	126,000	132,615

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Zions Bancorporation
5.80%, 06/15/2023
Cash Rate 5.80% (C) (F) (G)	$ 72,000	$ 68,940

		12,502,913

Building Products - 0.0% (D)
Owens Corning
4.20%, 12/01/2024	254,000	247,206

Capital Markets - 2.0%
Ameriprise Financial, Inc.
7.52%, 06/01/2066 (C)	1,227,000	1,199,393
Charles Schwab Corp.
3.00%, 03/10/2025	392,000	385,538
7.00%, 02/01/2022 (C) (F)	594,000	674,190
E*TRADE Financial Corp.
4.63%, 09/15/2023	905,000	919,706
5.38%, 11/15/2022	595,000	623,263
Goldman Sachs Capital I
6.35%, 02/15/2034	1,100,000	1,286,875
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	578,000	573,582
5.63%, 01/15/2017	271,000	281,481
Lazard Group LLC
4.25%, 11/14/2020	1,025,000	1,061,670
6.85%, 06/15/2017	24,000	25,553
Morgan Stanley
4.35%, 09/08/2026, MTN	217,000	217,709
4.88%, 11/01/2022	239,000	253,639
5.55%, 07/15/2020 (C) (F)	621,000	621,000
Raymond James Financial, Inc.
4.25%, 04/15/2016	431,000	434,276
5.63%, 04/01/2024	1,593,000	1,763,054
Stifel Financial Corp.
4.25%, 07/18/2024	404,000	401,393
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	466,000	461,592
3.63%, 04/01/2025	1,344,000	1,360,082

		12,543,996

Chemicals - 0.3%
Albemarle Corp.
4.15%, 12/01/2024	830,000	793,208
5.45%, 12/01/2044	510,000	493,260
Ashland, Inc.
3.88%, 04/15/2018	163,000	166,260
6.88%, 05/15/2043	170,000	161,500
LyondellBasell Industries NV
4.63%, 02/26/2055	732,000	593,637

		2,207,865

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2
2.85%, 06/01/2016	185,000	185,731
GE Capital Trust I
6.38%, 11/15/2067 (C)	549,000	570,617

		756,348

Communications Equipment - 0.1%
Harris Corp.
3.83%, 04/27/2025	252,000	248,202
5.05%, 04/27/2045	339,000	331,938

		580,140

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.4%
Hanson, Ltd.
6.13%, 08/15/2016	$ 234,000	$ 240,142
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	357,000	350,376
Vulcan Materials Co.
4.50%, 04/01/2025	942,000	932,580
7.00%, 06/15/2018	587,000	651,570
7.50%, 06/15/2021	217,000	252,805

		2,427,473

Consumer Finance - 0.7%
Ally Financial, Inc.
4.13%, 03/30/2020	665,000	661,675
5.75%, 11/20/2025	169,000	171,113
8.00%, 12/31/2018	112,000	122,640
American Express Co.
6.80%, 09/01/2066 (C)	775,000	780,812
American Express Credit Corp.
2.13%, 03/18/2019	1,199,000	1,198,884
Discover Financial Services
3.75%, 03/04/2025	427,000	410,051
3.95%, 11/06/2024	223,000	219,824
Synchrony Financial
3.00%, 08/15/2019	739,000	737,974

		4,302,973

Containers & Packaging - 0.0% (D)
Ball Corp.
4.38%, 12/15/2020	302,000	306,719

Diversified Financial Services - 0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.63%, 10/30/2020 - 07/01/2022	861,000	877,224
Carlyle Holdings Finance LLC
3.88%, 02/01/2023 (E)	756,000	765,618
General Electric Capital Corp.
6.38%, 11/15/2067, MTN (C)	701,000	732,054
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	491,000	492,350
LeasePlan Corp. NV
2.50%, 05/16/2018 (E)	1,166,000	1,148,362
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.88%, 04/15/2045 (E)	714,000	602,029
5.88%, 03/15/2022 (E)	770,000	800,800
Voya Financial, Inc.
5.65%, 05/15/2053 (C)	224,000	220,640

		5,639,077

Electric Utilities - 0.4%
IPALCO Enterprises, Inc.
5.00%, 05/01/2018	291,000	304,823
PPL WEM, Ltd. / Western Power Distribution, Ltd.
3.90%, 05/01/2016 (E)	244,000	244,974
5.38%, 05/01/2021 (E)	1,564,000	1,706,241

		2,256,038

Electrical Equipment - 0.0% (D)
Molex Electronic Technologies LLC
2.88%, 04/15/2020 (E)	245,000	238,706

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.2%
Trimble Navigation, Ltd.
4.75%, 12/01/2024	$ 994,000	$ 987,659

Energy Equipment & Services - 0.3%
DCP Midstream Operating, LP
4.95%, 04/01/2022	690,000	564,701
5.60%, 04/01/2044	101,000	61,339
Helmerich & Payne International Drilling Co.
4.65%, 03/15/2025	648,000	648,293
Oceaneering International, Inc.
4.65%, 11/15/2024	662,000	555,518

		1,829,851

Food & Staples Retailing - 0.5%
CVS Health Corp.
2.80%, 07/20/2020	1,016,000	1,020,564
3.50%, 07/20/2022	570,000	580,007
3.88%, 07/20/2025	845,000	862,390
4.75%, 12/01/2022 (E)	276,000	295,737
5.00%, 12/01/2024 (E)	302,000	326,718

		3,085,416

Food Products - 0.5%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (E)	417,000	415,922
3.50%, 07/15/2022 (E)	321,000	323,213
Smithfield Foods, Inc.
5.25%, 08/01/2018 (E)	35,000	35,437
Tyson Foods, Inc.
6.60%, 04/01/2016	427,000	432,650
WM Wrigley Jr. Co.
2.40%, 10/21/2018 (E)	1,451,000	1,454,873
3.38%, 10/21/2020 (E)	258,000	263,025

		2,925,120

Gas Utilities - 0.1%
NGL Energy Partners, LP / NGL Energy Finance Corp.
5.13%, 07/15/2019	770,000	608,300

Health Care Equipment & Supplies - 0.5%
Becton Dickinson and Co.
1.80%, 12/15/2017	470,000	469,317
Life Technologies Corp.
6.00%, 03/01/2020	481,000	533,214
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	657,000	648,743
3.15%, 04/01/2022	740,000	727,479
3.55%, 04/01/2025	621,000	603,439

		2,982,192

Health Care Providers & Services - 0.2%
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/2022 (E)	517,000	553,190
HCA, Inc.
3.75%, 03/15/2019	271,000	273,033
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	638,000	626,150

		1,452,373

Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC / New Red Finance, Inc.
4.63%, 01/15/2022 (E)	770,000	771,925

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Brinker International, Inc.
3.88%, 05/15/2023	$ 825,000	$ 795,628
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023 (B) (E)	89,000	76,151

		1,643,704

Household Durables - 0.2%
DR Horton, Inc.
3.75%, 03/01/2019	403,000	403,000
4.75%, 05/15/2017	73,000	75,099
MDC Holdings, Inc.
5.50%, 01/15/2024	248,000	250,480
Toll Brothers Finance Corp.
4.00%, 12/31/2018	138,000	140,760
4.38%, 04/15/2023	58,000	56,260
5.88%, 02/15/2022	177,000	185,850

		1,111,449

Industrial Conglomerates - 0.2%
General Electric Co.
4.00%, 06/15/2022 (C) (F)	246,900	246,900
4.10%, 12/15/2022 (C) (F)	829,010	826,937

		1,073,837

Insurance - 0.4%
ACE INA Holdings, Inc.
3.35%, 05/03/2026	651,000	649,005
CNO Financial Group, Inc.
4.50%, 05/30/2020	157,000	160,140
5.25%, 05/30/2025	507,000	515,873
Primerica, Inc.
4.75%, 07/15/2022	1,064,000	1,124,130

		2,449,148

IT Services - 0.7%
Fidelity National Information Services, Inc.
3.63%, 10/15/2020	1,362,000	1,379,743
4.50%, 10/15/2022	680,000	692,161
5.00%, 03/15/2022 - 10/15/2025	2,431,000	2,499,060

		4,570,964

Life Sciences Tools & Services - 0.0% (D)
Thermo Fisher Scientific, Inc.
3.30%, 02/15/2022	290,000	289,287

Machinery - 0.0% (D)
CNH Industrial Capital LLC
3.63%, 04/15/2018	167,000	164,412

Media - 0.4%
CCO Safari II LLC
4.46%, 07/23/2022 (E)	433,000	431,489
4.91%, 07/23/2025 (E)	1,475,000	1,473,565
UBM PLC
5.75%, 11/03/2020 (E)	362,000	386,882

		2,291,936

Metals & Mining - 0.2%
Alcoa, Inc. 5.13%, 10/01/2024	720,000	655,200
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	641,000	596,681

		1,251,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.4%
Chevron Corp. 1.35%, 11/15/2017 (B)	$ 394,000	$ 392,760
Cimarex Energy Co.
4.38%, 06/01/2024	1,334,000	1,183,458
5.88%, 05/01/2022	961,000	920,146
Devon Energy Corp. 2.25%, 12/15/2018	367,000	334,947
Energy Transfer Partners, LP 4.15%, 10/01/2020	223,000	205,716
EnLink Midstream Partners, LP
4.40%, 04/01/2024	651,000	515,460
5.60%, 04/01/2044	301,000	209,645
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024	1,048,000	904,212
4.30%, 05/01/2024	282,000	242,467
5.00%, 10/01/2021	242,000	228,420
Motiva Enterprises LLC 5.75%, 01/15/2020 (E)	363,000	390,776
Phillips 66 Partners, LP 3.61%, 02/15/2025	185,000	159,144
Shell International Finance BV 2.25%, 11/10/2020	943,000	929,128
Spectra Energy Partners, LP 4.75%, 03/15/2024	793,000	768,161
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 4.13%, 11/15/2019	391,000	325,507
Western Gas Partners, LP 5.38%, 06/01/2021	937,000	948,415

		8,658,362

Paper & Forest Products - 0.2%
Georgia-Pacific LLC
3.16%, 11/15/2021 (E)	918,000	916,603
3.60%, 03/01/2025 (E)	471,000	465,397

		1,382,000

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.00%, 03/12/2020	866,000	865,312
3.80%, 03/15/2025	707,000	703,389
4.55%, 03/15/2035	476,000	462,604

		2,031,305

Professional Services - 0.7%
Verisk Analytics, Inc.
4.00%, 06/15/2025	1,253,000	1,217,041
4.13%, 09/12/2022	99,000	99,749
4.88%, 01/15/2019	547,000	572,156
5.50%, 06/15/2045	711,000	678,837
5.80%, 05/01/2021	1,674,000	1,854,985

		4,422,768

Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	536,000	526,938
4.50%, 07/30/2029	367,000	358,949
4.60%, 04/01/2022	1,054,000	1,093,466
Reckson Operating Partnership, LP 6.00%, 03/31/2016	75,000	75,699

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
Retail Opportunity Investments Partnership, LP
4.00%, 12/15/2024	$ 175,000	$ 165,322
5.00%, 12/15/2023	87,000	88,829
Senior Housing Properties Trust 6.75%, 04/15/2020 - 12/15/2021	229,000	254,930
SL Green Realty Corp.
5.00%, 08/15/2018	254,000	266,522
7.75%, 03/15/2020	1,330,000	1,552,344

		4,382,999

Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	304,000	311,703
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	840,000	810,600

		1,122,303

Semiconductors & Semiconductor Equipment - 0.3%
National Semiconductor Corp. 6.60%, 06/15/2017	650,000	698,507
TSMC Global, Ltd. 1.63%, 04/03/2018 (E)	1,264,000	1,238,878

		1,937,385

Software - 0.2%
Autodesk, Inc. 3.60%, 12/15/2022 (B)	155,000	150,564
Cadence Design Systems, Inc. 4.38%, 10/15/2024	1,027,000	1,019,617

		1,170,181

Technology Hardware, Storage & Peripherals - 0.4%
Seagate HDD Cayman
4.75%, 06/01/2023 - 01/01/2025	1,989,000	1,661,866
4.88%, 06/01/2027 (E)	509,000	390,587
5.75%, 12/01/2034 (E)	578,000	404,469

		2,456,922

Trading Companies & Distributors - 0.1%
International Lease Finance Corp.
6.75%, 09/01/2016 (E)	547,000	562,042
8.75%, 03/15/2017	222,000	236,430

		798,472

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 03/15/2016 - 06/15/2019 (E)	404,000	397,799
3.38%, 03/15/2018 (E)	905,000	919,297
4.25%, 01/17/2023 (E)	177,000	178,096
4.88%, 07/11/2022 (E)	52,000	54,085

		1,549,277

Wireless Telecommunication Services - 0.0% (D)
SBA Tower Trust 2.93%, 12/15/2042 (E)	55,000	55,650

Total Corporate Debt Securities (Cost $112,012,880)		109,267,551

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.0%
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class F
3.60%, 04/14/2033 (C) (E)	$ 271,000	$ 235,256
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ
5.42%, 10/10/2045	1,600,000	1,622,399
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class D
3.38%, 08/15/2026 (C) (E)	100,000	99,825
COMM Mortgage Trust
Series 2007-C9, Class AJ
5.65%, 12/10/2049 (C)	835,061	845,895
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (C)	300,525	312,190
Core Industrial Trust
Series 2015-TEXW, Class E
3.85%, 02/10/2034 (C) (E)	287,000	267,937
GAHR Commericial Mortgage Trust
Series 2015-NRF, Class DFX
3.38%, 12/15/2019 (C) (E)	132,000	126,967
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027 (C) (E)	200,000	191,031
Hilton USA Trust
Series 2013-HLT, Class EFX
4.45%, 11/05/2030 (C) (E)	102,000	101,960
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FBLU, Class D
2.93%, 12/15/2028 (C) (E)	100,000	99,999
Series 2015-CSMO, Class B
2.13%, 01/15/2032 (C) (E)	189,000	187,701
Series 2015-CSMO, Class E
4.28%, 01/15/2032 (C) (E)	164,000	161,286
Series 2015-SGP, Class B
3.08%, 07/15/2036 (C) (E)	100,000	99,831
Series 2015-SGP, Class D
4.83%, 07/15/2036 (C) (E)	300,000	299,958
Series 2015-UES, Class E
3.62%, 09/05/2032 (C) (E)	236,000	220,809
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ
5.48%, 02/15/2040	136,000	137,365
Series 2007-C2, Class AM
5.49%, 02/15/2040 (C)	82,521	84,467
Starwood Retail Property Trust
Series 2014-STAR, Class D
3.58%, 11/15/2027 (C) (E)	311,000	306,490
Series 2014-STAR, Class E
4.48%, 11/15/2027 (C) (E)	185,000	183,609
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM
5.38%, 12/15/2043	216,321	223,526
Series 2007-C31, Class AJ
5.66%, 04/15/2047 (C)	228,768	228,553
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class SCH1
3.08%, 01/15/2027 (C) (E)	73,000	70,950

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2014-TISH, Class WTS1
2.58%, 02/15/2027 (C) (E)	$ 135,000	$ 131,080
Series 2014-TISH, Class WTS2
3.58%, 02/15/2027 (C) (E)	35,000	33,849

Total Mortgage-Backed Securities (Cost $6,445,783)		6,272,933

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.1%
Federal Home Loan Mortgage Corp.
3.50%, 07/01/2029 - 02/01/2044	1,443,425	1,507,333
4.00%, 08/01/2044	870,524	929,194
4.50%, 09/01/2044 - 06/01/2045	1,872,646	2,061,618
5.00%, 06/01/2020	17,224	18,247
5.50%, 12/01/2028 - 09/01/2041	4,952,746	5,553,204
6.00%, 04/01/2040	174,300	198,466
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.62%, 03/25/2025 (C)	349,000	347,994
2.82%, 10/25/2024 (C)	250,000	250,720
3.07%, 10/25/2024 (C)	250,000	253,359
Federal National Mortgage Association
3.50%, 10/01/2029 - 02/01/2045	5,697,795	5,904,805
4.00%, 06/01/2029 - 09/01/2045	8,561,028	9,126,524
4.50%, 08/01/2041 - 10/01/2045	7,835,213	8,601,563
5.00%, 09/01/2029 - 07/01/2044	1,925,041	2,157,064
5.50%, 03/01/2040 - 05/01/2044	5,564,688	6,216,453
6.00%, 10/01/2035 - 10/01/2038	137,776	153,664
7.00%, 02/01/2039	20,384	23,529
FREMF Mortgage Trust
Series 2010-KSCT, Class B
2.00%, 01/25/2020 (E) (H)	143,899	129,065
Government National Mortgage Association
3.50%, 05/20/2042	23,407	24,544
4.00%, 01/15/2045 - 11/20/2045	4,493,368	4,822,548
4.50%, 07/15/2041 - 05/15/2044	419,716	455,467
4.90%, 10/15/2034	97,429	107,410
5.00%, 10/15/2039 - 09/20/2045	6,433,606	7,134,953
5.10%, 01/15/2032	82,483	93,503
5.50%, 09/15/2035 - 07/20/2042	482,982	541,371
6.00%, 11/20/2034 - 02/20/2043	728,181	823,570

Total U.S. Government Agency Obligations (Cost $57,769,471)		57,436,168

U.S. GOVERNMENT OBLIGATIONS - 11.9%
U.S. Treasury Bond
2.50%, 02/15/2045	343,000	307,749
3.00%, 05/15/2045 - 11/15/2045	7,093,000	7,070,987
3.38%, 05/15/2044	520,000	558,065
3.63%, 02/15/2044	580,000	652,455
3.75%, 11/15/2043	1,854,000	2,135,432
U.S. Treasury Note
1.00%, 09/15/2018	4,785,000	4,750,983
1.25%, 10/31/2018	2,551,000	2,547,413
1.38%, 07/31/2018 - 09/30/2020	22,153,000	22,190,619
1.50%, 08/31/2018 - 10/31/2019	6,786,000	6,802,471
1.63%, 07/31/2019 - 12/31/2019	5,201,000	5,208,742
1.75%, 09/30/2019 - 05/15/2023	2,651,000	2,646,880
2.00%, 02/15/2025 - 08/15/2025	3,156,000	3,078,191
2.13%, 09/30/2021 - 12/31/2021	3,798,000	3,834,262

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note (continued)
2.25%, 11/15/2025 (B)	$ 4,905,000	$ 4,894,076
2.50%, 08/15/2023 - 05/15/2024	4,298,000	4,402,150
2.75%, 11/15/2023	3,496,000	3,648,541

Total U.S. Government Obligations (Cost $75,104,606)		74,729,016

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (I)	12,363,672	12,363,672

Total Securities Lending Collateral (Cost $12,363,672)		12,363,672

	Principal	Value
REPURCHASE AGREEMENT - 0.5%

State Street Bank & Trust Co. 0.03% (I), dated 12/31/2015, to be repurchased at $2,888,685 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/20/2017, and with a value of $2,949,675.

	$ 2,888,676	$ 2,888,676

Total Repurchase Agreement (Cost $2,888,676)		2,888,676

Total Investments (Cost $621,176,941) (J)		637,834,455
Net Other Assets (Liabilities) - (1.6)%		(10,247,178)

Net Assets - 100.0%		$ 627,587,277

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/14/2016	USD	1,821,789	GBP	1,206,000	$43,831	$—
CSFB	01/07/2016	GBP	648,000	USD	961,956	—	(6,655)
CSFB	01/07/2016	USD	978,059	GBP	648,000	22,758	—
CSFB	02/04/2016	USD	961,891	GBP	648,000	6,524	—
HSBC	01/21/2016	USD	309,333	GBP	204,000	8,578	—
JPM	01/14/2016	USD	249,580	GBP	165,000	6,327	—
RBC	01/07/2016	GBP	257,000	USD	381,131	—	(2,254)
RBC	01/07/2016	USD	391,598	GBP	257,000	12,721	—
RBC	02/04/2016	USD	381,137	GBP	257,000	2,233	—

Total						$102,972	$(8,909)

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$348,870,385	$7,280,142	$—	$356,150,527
Preferred Stocks	2,412,306	—	—	2,412,306
Master Limited Partnership	10,029,203	—	—	10,029,203
Asset-Backed Securities	—	6,284,403	—	6,284,403
Corporate Debt Securities	—	109,267,551	—	109,267,551
Mortgage-Backed Securities	—	6,272,933	—	6,272,933
U.S. Government Agency Obligations	—	57,436,168	—	57,436,168
U.S. Government Obligations	—	74,729,016	—	74,729,016
Securities Lending Collateral	12,363,672	—	—	12,363,672
Repurchase Agreement	—	2,888,676	—	2,888,676

Total Investments	$373,675,566	$264,158,889	$—	$637,834,455

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$102,972	$—	$102,972

Total Other Financial Instruments	$—	$102,972	$—	$102,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION (continued):

Valuation Inputs (continued) (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(8,909)	$—	$(8,909)

Total Other Financial Instruments	$—	$(8,909)	$—	$(8,909)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $12,108,250. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $30,072,371, representing 4.8% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Illiquid security. Total aggregate value of illiquid securities is $129,065, representing less than 0.1% of the Portfolio’s net assets.
(I)	Rate disclosed reflects the yield at December 31, 2015.
(J)	Aggregate cost for federal income tax purposes is $620,916,746. Aggregate gross unrealized appreciation and depreciation for all securities is $30,550,230 and $13,632,521, respectively. Net unrealized appreciation for tax purposes is $16,917,709.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

GBP	Pound Sterling
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
CSFB	Credit Suisse First Boston
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
RBC	Royal Bank of Canada

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $618,288,265) (including securities loaned of $12,108,250)	$634,945,779
Repurchase agreement, at value (cost $2,888,676)	2,888,676
Unrealized appreciation on forward foreign currency contracts	102,972
Receivables:
Shares sold	177,736
Investments sold	3,329,139
Interest	1,745,331
Dividends	593,780
Tax reclaims	2,808
Net income from securities lending	3,649

Total assets	643,789,870

Liabilities:
Payables and other liabilities:
Shares redeemed	891
Investments purchased	3,229,766
Investment advisory fees	372,437
Distribution and service fees	129,484
Administration fees	15,798
Transfer agent fees	1,358
Trustees, CCO and deferred compensation fees	2,682
Audit and tax fees	11,830
Custody fees	22,809
Legal fees	5,782
Printing and shareholder reports fees	35,517
Other	1,658
Collateral for securities on loan	12,363,672
Unrealized depreciation on forward foreign currency contracts	8,909

Total liabilities	16,202,593

Net assets	$627,587,277

Net assets consist of:
Capital stock ($0.01 par value)	$481,836
Additional paid-in capital	596,165,308
Undistributed (distributions in excess of) net investment income (loss)	8,704,941
Accumulated net realized gain (loss)	5,483,615
Net unrealized appreciation (depreciation) on:
Investments	16,657,514
Translation of assets and liabilities denominated in foreign currencies	94,063

Net assets	$627,587,277

Net assets by class:
Initial Class	$10,148,328
Service Class	617,438,949

Shares outstanding:
Initial Class	769,935
Service Class	47,413,686

Net asset value and offering price per share:
Initial Class	$13.18
Service Class	13.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$7,223,147
Interest income	6,055,187
Net income from securities lending	38,291

Total investment income	13,316,625

Expenses:
Investment advisory fees	3,714,377
Distribution and service fees:
Service Class	1,276,946
Administration fees	142,384
Transfer agent fees	7,240
Trustees, CCO and deferred compensation fees	15,532
Audit and tax fees	17,250
Custody fees	131,568
Legal fees	32,459
Printing and shareholder reports fees	43,596
Other	14,968

Total expenses	5,396,320

Net investment income (loss)	7,920,305

Net realized gain (loss) on:
Investments	6,150,692
Foreign currency transactions	67,193

Net realized gain (loss)	6,217,885

Net change in unrealized appreciation (depreciation) on:
Investments	(15,058,927)
Translation of assets and liabilities denominated in foreign currencies	80,712

Net change in unrealized appreciation (depreciation)	(14,978,215)

Net realized and change in unrealized gain (loss)	(8,760,330)

Net increase (decrease) in net assets resulting from operations	$(840,025)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$7,920,305	$4,310,765
Net realized gain (loss)	6,217,885	14,264,627
Net change in unrealized appreciation (depreciation)	(14,978,215)	5,490,914

Net increase (decrease) in net assets resulting from operations	(840,025)	24,066,306

Distributions to shareholders:
Net investment income:
Initial Class	(95,879)	(74,445)
Service Class	(4,305,490)	(1,969,567)

Total distributions from net investment income	(4,401,369)	(2,044,012)

Net realized gains:
Initial Class	(249,683)	—
Service Class	(13,157,447)	—

Total distributions from net realized gains	(13,407,130)	—

Total distributions to shareholders	(17,808,499)	(2,044,012)

Capital share transactions:
Proceeds from shares sold:
Initial Class	698,299	1,199,428
Service Class	230,672,785	150,593,921

	231,371,084	151,793,349

Dividends and distributions reinvested:
Initial Class	345,562	74,445
Service Class	17,462,937	1,969,567

	17,808,499	2,044,012

Cost of shares redeemed:
Initial Class	(1,084,620)	(1,278,662)
Service Class	(3,416,090)	(3,900,150)

	(4,500,710)	(5,178,812)

Net increase (decrease) in net assets resulting from capital share transactions	244,678,873	148,658,549

Net increase (decrease) in net assets	226,030,349	170,680,843

Net assets:
Beginning of year	401,556,928	230,876,085

End of year	$627,587,277	$401,556,928

Undistributed (distributions in excess of) net investment income (loss)	$8,704,941	$4,663,186

Capital share transactions - shares:
Shares issued:
Initial Class	51,655	91,496
Service Class	17,221,861	11,609,032

	17,273,516	11,700,528

Shares reinvested:
Initial Class	26,955	5,606
Service Class	1,377,203	149,777

	1,404,158	155,383

Shares redeemed:
Initial Class	(80,593)	(97,198)
Service Class	(257,270)	(306,133)

	(337,863)	(403,331)

Net increase (decrease) in shares outstanding:
Initial Class	(1,983)	(96)
Service Class	18,341,794	11,452,676

	18,339,811	11,452,580

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.60	$12.66	$10.70	$9.49	$10.64

Investment operations:
Net investment income (loss) (A)	0.24	0.21	0.17	0.18	(0.11	)(B)
Net realized and unrealized gain (loss)	(0.21)	0.83	1.88	1.03	(1.02)

Total investment operations	0.03	1.04	2.05	1.21	(1.13)

Distributions:
Net investment income	(0.12)	(0.10)	(0.09)	—	(0.02)
Net realized gains	(0.33)	—	—	—	—

Total distributions	(0.45)	(0.10)	(0.09)	—	(0.02)

Net asset value, end of year	$13.18	$13.60	$12.66	$10.70	$9.49

Total return (C)	0.34%	8.19%	19.27%	12.75%	(10.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,148	$10,495	$9,777	$9,212	$8,886
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.84%	0.86%	1.33	%(D)(E)
Including waiver and/or reimbursement and recapture	0.79%	0.81%	0.84%	0.88%	1.37	%(D)(E)
Net investment income (loss) to average net assets	1.76%	1.63%	1.43%	1.72%	(1.04	)%(B)
Portfolio turnover rate	75%	84%	69%	71%	249	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

Service Class
December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.45	$12.55	$10.62	$9.44	$10.60

Investment operations:
Net investment income (loss) (A)	0.20	0.18	0.14	0.15	(0.14	)(B)
Net realized and unrealized gain (loss)	(0.20)	0.80	1.87	1.03	(1.01)

Total investment operations	0.00	(C)	0.98	2.01	1.18	(1.15)

Distributions:
Net investment income	(0.10)	(0.08)	(0.08)	—	(0.01)
Net realized gains	(0.33)	—	—	—	—

Total distributions	(0.43)	(0.08)	(0.08)	—	(0.01)

Net asset value, end of year	$13.02	$13.45	$12.55	$10.62	$9.44

Total return (D)	0.12%	7.83%	19.02%	12.50%	(10.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$617,439	$391,062	$221,099	$82,817	$46,138
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.06%	1.09%	1.11%	1.58	%(E)(F)
Including waiver and/or reimbursement and recapture	1.04%	1.06%	1.09%	1.13%	1.62	%(E)(F)
Net investment income (loss) to average net assets	1.51%	1.39%	1.20%	1.50%	(1.28	)%(B)
Portfolio turnover rate	75%	84%	69%	71%	249	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $9,471.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

PIKs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,913,772	$—	$—	$—	$5,913,772
Preferred Stocks	395,052	—	—	—	395,052
Corporate Debt Securities	1,097,770	—	—	—	1,097,770
U.S. Government Obligations	4,957,078	—	—	—	4,957,078
Total Securities Lending Transactions	$12,363,672	$—	$—	$—	$12,363,672
Total Borrowings	$12,363,672	$—	$—	$—	$12,363,672
Gross amount of recognized liabilities for securities lending transactions					$12,363,672

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized appreciation on forward foreign currency contracts	$—	$102,972	$—	$—	$—	$102,972
Total (A)	$—	$102,972	$—	$—	$—	$102,972

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized depreciation on forward foreign currency contracts	$—	$(8,909)	$—	$—	$—	$(8,909)
Total (A)	$—	$(8,909)	$—	$—	$—	$(8,909)

(A)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (A)	$—	$68,369	$—	$—	$—	$68,369
Total	$—	$68,369	$—	$—	$—	$68,369

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (B)	$—	$80,713	$—	$—	$—	$80,713
Total	$—	$80,713	$—	$—	$—	$80,713

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold	Cross Currency
$ 978,781	$ 4,169,614	$ —

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.730%
Over $250 million up to $500 million	0.700%
Over $500 million up to $1 billion	0.675%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 369,645,038	$ 244,698,346	$ 185,540,838	$ 197,490,027

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, partnership basis adjustments, passive loss deferral, and convertible preferred stock interest. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment company gains and losses, foreign currency gains and losses, paydown gain/loss, distribution re-designations, distribution reclasses for REITs, and convertible preferred stock interest. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (186)	$ 522,819	$ (522,633)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,644,076	$ 11,164,423	$ —	$ 2,044,012	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,403,477	$ 5,618,947	$ —	$ —	$ —	$ 16,917,709

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,164,423 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

Weak energy prices, a strong U.S. dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. The U.S. remained the strongest major global economy. The U.S. Federal Reserve made the long-awaited move to raise interest rates in mid-December, and indicated that further rate increases would likely be gradual and contingent on continued economic growth. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported economic strength of the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of devaluations to remain competitive in global export markets. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These factors, combined with uncertainty through much of the period about the timing and pace of monetary tightening in the U.S., contributed to continued volatility in global financial markets.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Jennison Growth VP, Initial Class returned 11.40%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 5.67%.

STRATEGY REVIEW

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

Consumer discretionary stocks across a range of industries contributed significantly to performance. In Internet retail, Amazon.com, Inc. benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix, Inc.’s strong subscriber growth reflected the appeal of the company’s original programming. We believe a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks Corp.’s strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. We believe the company has demonstrated its ability to devise innovative new platforms, which should help to keep its new product pipeline strong. In apparel, NIKE, Inc. generated impressive earnings, revenue and gross margins on the strength of its execution and the NIKE, Inc. brand around the world and across product categories.

In information technology, Google (now known as Alphabet, Inc.) and Facebook, Inc. made strong gains. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue and YouTube monetization opportunities. Internet-based social platform Facebook, Inc. has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. We believe that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus.

Another technology stock, Alibaba Group Holding, Ltd., detracted from portfolio performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. We believe that the company’s initiatives related to these issues will be beneficial and that Alibaba Group Holding, Ltd. offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health care companies have been strong positive contributors for several years. We trimmed or eliminated select positions as our investment theses were realized but continue to own a number of pharmaceutical and biopharmaceutical companies that are developing novel therapies for cancer, macular degeneration, and other serious conditions. With the current focus on drug pricing likely to persist, it will become increasingly important for companies to have truly innovative products in their development pipelines. Holdings with promising development programs that performed well include Bristol-Myers Squibb Co. and Regeneron Pharmaceuticals, Inc.

Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway was hurt by lower volumes of a variety of commodities being shipped on its rail line; we eliminated the position. We also closed the position in exploration and production company EOG Resources, Inc., which was pressured by falling energy prices.

Michael A. Del Balso

Kathleen A. McCarragher

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.40%	14.18%	8.20%	11/18/1996
Russell 1000® Growth Index (A)	5.67%	13.53%	8.53%
Service Class	11.11%	13.91%	7.95%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,026.40	$3.98	$1,021.30	$3.97	0.78%
Service Class	1,000.00	1,026.20	5.26	1,020.00	5.24	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.3%
Securities Lending Collateral	12.9
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(12.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 99.3%
Aerospace & Defense - 1.8%
Boeing Co.	128,323	$ 18,554,223

Automobiles - 1.2%
Tesla Motors, Inc. (A) (B)	51,731	12,415,957

Banks - 0.9%
Citigroup, Inc.	185,457	9,597,400

Beverages - 1.1%
Monster Beverage Corp. (A)	75,410	11,233,074

Biotechnology - 7.4%
Alexion Pharmaceuticals, Inc. (A)	99,389	18,958,452
Biogen, Inc. (A)	48,450	14,842,657
BioMarin Pharmaceutical, Inc. (A)	23,572	2,469,403
Celgene Corp. (A)	178,264	21,348,896
Regeneron Pharmaceuticals, Inc., Class A (A)	28,884	15,680,257
Vertex Pharmaceuticals, Inc. (A)	19,237	2,420,592

		75,720,257

Capital Markets - 0.9%
Morgan Stanley	295,086	9,386,686

Chemicals - 1.4%
Monsanto Co.	86,168	8,489,271
Sherwin-Williams Co.	21,528	5,588,669

		14,077,940

Communications Equipment - 0.4%
Palo Alto Networks, Inc. (A)	25,303	4,456,870

Diversified Financial Services - 1.1%
McGraw Hill Financial, Inc.	114,436	11,281,101

Energy Equipment & Services - 0.4%
Schlumberger, Ltd.	67,000	4,673,250

Food & Staples Retailing - 3.4%
Costco Wholesale Corp.	109,565	17,694,748
Kroger Co.	410,582	17,174,645

		34,869,393

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	364,817	16,383,931

Hotels, Restaurants & Leisure - 4.8%
Marriott International, Inc., Class A (B)	230,090	15,425,233
McDonald’s Corp.	93,564	11,053,651
Starbucks Corp.	380,926	22,866,988

		49,345,872

Internet & Catalog Retail - 10.0%
Amazon.com, Inc. (A)	77,948	52,684,274
JD.com, Inc., ADR (A)	196,713	6,346,945
Netflix, Inc. (A) (B)	230,609	26,377,057
Priceline Group, Inc. (A)	13,946	17,780,453

		103,188,729

Internet Software & Services - 15.8%
Alibaba Group Holding, Ltd., ADR (A)	199,970	16,251,562
Alphabet, Inc., Class A (A)	38,795	30,182,898
Alphabet, Inc., Class C	40,623	30,827,982
Facebook, Inc., Class A (A)	421,740	44,139,309
LinkedIn Corp., Class A (A)	85,841	19,321,092
Tencent Holdings, Ltd.	1,111,491	21,899,817

		162,622,660

	Shares	Value
COMMON STOCKS (continued)
IT Services - 7.6%
FleetCor Technologies, Inc. (A)	80,530	$ 11,510,153
MasterCard, Inc., Class A	351,840	34,255,142
Visa, Inc., Class A (B)	412,105	31,958,743

		77,724,038

Life Sciences Tools & Services - 1.5%
Illumina, Inc. (A)	78,419	15,052,135

Media - 3.0%
Time Warner, Inc.	155,644	10,065,498
Walt Disney Co.	198,751	20,884,755

		30,950,253

Oil, Gas & Consumable Fuels - 0.8%
Concho Resources, Inc. (A)	87,771	8,150,415

Pharmaceuticals - 6.8%
Allergan PLC (A)	49,194	15,373,125
Bristol-Myers Squibb Co.	326,122	22,433,932
Novo Nordisk A/S, ADR	235,306	13,666,573
Shire PLC, Class B, ADR	89,298	18,306,090

		69,779,720

Real Estate Investment Trusts - 1.2%
American Tower Corp., Class A	123,091	11,933,672

Semiconductors & Semiconductor Equipment - 1.8%
ARM Holdings PLC, ADR (B)	208,936	9,452,265
NXP Semiconductors NV (A)	105,210	8,863,942

		18,316,207

Software - 9.3%
Adobe Systems, Inc. (A)	232,036	21,797,462
Atlassian Corp. PLC, Class A (A)	14,278	429,482
Microsoft Corp.	259,983	14,423,857
Red Hat, Inc. (A)	196,027	16,232,996
salesforce.com, Inc. (A)	281,821	22,094,766
Splunk, Inc. (A) (B)	164,379	9,667,129
Workday, Inc., Class A (A) (B)	142,345	11,342,050

		95,987,742

Specialty Retail - 6.3%
Home Depot, Inc.	55,204	7,300,729
Industria de Diseno Textil SA	559,949	19,284,140
O’Reilly Automotive, Inc. (A)	69,187	17,533,370
Tiffany & Co. (B)	96,867	7,389,984
TJX Cos., Inc.	180,997	12,834,497

		64,342,720

Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	433,402	45,619,894

Textiles, Apparel & Luxury Goods - 4.4%
NIKE, Inc., Class B	481,106	30,069,125
Under Armour, Inc., Class A (A) (B)	185,173	14,926,795

		44,995,920

Total Common Stocks (Cost $727,716,412)		1,020,660,059

SECURITIES LENDING COLLATERAL - 12.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	132,173,391	132,173,391

Total Securities Lending Collateral (Cost $132,173,391)		132,173,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 0.7%

State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $7,261,584 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 03/31/2019, and with a value of $7,408,043.

	$ 7,261,559	$ 7,261,559

Total Repurchase Agreement (Cost $7,261,559)		7,261,559

Total Investments (Cost $867,151,362) (D)		1,160,095,009
Net Other Assets (Liabilities) - (12.9)%		(132,723,947)

Net Assets - 100.0%		$ 1,027,371,062

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$979,476,102	$41,183,957	$—	$1,020,660,059
Securities Lending Collateral	132,173,391	—	—	132,173,391
Repurchase Agreement	—	7,261,559	—	7,261,559

Total Investments	$1,111,649,493	$48,445,516	$—	$1,160,095,009

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $129,401,553. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $868,124,299. Aggregate gross unrealized appreciation and depreciation for all securities is $309,117,297 and $17,146,587, respectively. Net unrealized appreciation for tax purposes is $291,970,710.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $859,889,803) (including securities loaned of $129,401,553)	$1,152,833,450
Repurchase agreement, at value (cost $7,261,559)	7,261,559
Receivables:
Shares sold	4,209
Interest	6
Dividends	501,447
Tax reclaims	24,802
Net income from securities lending	35,347

Total assets	1,160,660,820

Liabilities:
Payables and other liabilities:
Shares redeemed	269,577
Investments purchased	3,781
Investment advisory fees	683,024
Distribution and service fees	26,485
Administration fees	28,312
Transfer agent fees	3,007
Trustees, CCO and deferred compensation fees	1,816
Audit and tax fees	15,273
Custody fees	27,712
Legal fees	14,847
Printing and shareholder reports fees	38,846
Other	3,687
Collateral for securities on loan	132,173,391

Total liabilities	133,289,758

Net assets	$1,027,371,062

Net assets consist of:
Capital stock ($0.01 par value)	$954,607
Additional paid-in capital	555,548,080
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	177,927,796
Net unrealized appreciation (depreciation) on:
Investments	292,943,647
Translation of assets and liabilities denominated in foreign currencies	(3,068)

Net assets	$1,027,371,062

Net assets by class:
Initial Class	$902,262,718
Service Class	125,108,344

Shares outstanding:
Initial Class	83,511,444
Service Class	11,949,234

Net asset value and offering price per share:
Initial Class	$10.80
Service Class	10.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$8,854,211
Interest income	1,465
Net income from securities lending	232,300
Withholding taxes on foreign income	(117,993)

Total investment income	8,969,983

Expenses:
Investment advisory fees	8,504,051
Distribution and service fees:
Service Class	262,457
Administration fees	321,935
Transfer agent fees	16,660
Trustees, CCO and deferred compensation fees	30,760
Audit and tax fees	28,634
Custody fees	151,611
Legal fees	77,627
Printing and shareholder reports fees	31,055
Other	40,486

Total expenses	9,465,276

Net investment income (loss)	(495,293)

Net realized gain (loss) on:
Investments	179,113,209
Foreign currency transactions	(7,187)

Net realized gain (loss)	179,106,022

Net change in unrealized appreciation (depreciation) on:
Investments	(49,323,454)
Translation of assets and liabilities denominated in foreign currencies	(232)

Net change in unrealized appreciation (depreciation)	(49,323,686)

Net realized and change in unrealized gain (loss)	129,782,336

Net increase (decrease) in net assets resulting from operations	$129,287,043

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(495,293)	$(465,680)
Net realized gain (loss)	179,106,022	92,536,138
Net change in unrealized appreciation (depreciation)	(49,323,686)	7,979,910

Net increase (decrease) in net assets resulting from operations	129,287,043	100,050,368

Distributions to shareholders:
Net realized gains:
Initial Class	(83,236,266)	(105,413,658)
Service Class	(8,612,055)	(8,980,827)

Total distributions from net realized gains	(91,848,321)	(114,394,485)

Capital share transactions:
Proceeds from shares sold:
Initial Class	135,286,396	104,675,220
Service Class	37,482,731	20,882,710

	172,769,127	125,557,930

Dividends and distributions reinvested:
Initial Class	83,236,266	105,413,658
Service Class	8,612,055	8,980,827

	91,848,321	114,394,485

Cost of shares redeemed:
Initial Class	(401,473,750)	(128,183,445)
Service Class	(12,346,866)	(12,154,599)

	(413,820,616)	(140,338,044)

Net increase (decrease) in net assets resulting from capital share transactions	(149,203,168)	99,614,371

Net increase (decrease) in net assets	(111,764,446)	85,270,254

Net assets:
Beginning of year	1,139,135,508	1,053,865,254

End of year	$1,027,371,062	$1,139,135,508

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	12,285,647	9,853,229
Service Class	3,492,427	2,006,306

	15,778,074	11,859,535

Shares reinvested:
Initial Class	8,282,215	10,214,502
Service Class	883,288	892,726

	9,165,503	11,107,228

Shares redeemed:
Initial Class	(36,595,311)	(12,048,332)
Service Class	(1,186,575)	(1,178,300)

	(37,781,886)	(13,226,632)

Net increase (decrease) in shares outstanding:
Initial Class	(16,027,449)	8,019,399
Service Class	3,189,140	1,720,732

	(12,838,309)	9,740,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$10.54		$10.71		$8.44		$7.84		$7.90

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	(0.00	)(B)	0.00(B	)	0.02		0.00(B )
Net realized and unrealized gain (loss)	1.14		1.04		3.05		1.20		(0.05)

Total investment operations	1.14		1.04		3.05		1.22		(0.05)

Distributions:
Net investment income	—		—		(0.03)		(0.00	)(B)	(0.01)
Net realized gains	(0.88)		(1.21)		(0.75)		(0.62)		—

Total distributions	(0.88)		(1.21)		(0.78)		(0.62)		(0.01)

Net asset value, end of year	$10.80		$10.54		$10.71		$8.44		$7.84

Total return (C)	11.40%		9.96%		37.70%		15.77%		(0.63)%

Ratio and supplemental data:
Net assets end of year (000’s)	$902,263		$1,049,200		$980,059		$853,011		$751,136
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.79%		0.80%		0.80%		0.75%
Including waiver and/or reimbursement and recapture	0.77%		0.79	%(D)	0.80	%(D)	0.80%		0.75%
Net investment income (loss) to average net assets	(0.02)%		(0.02)%		0.02%		0.26%		0.06%
Portfolio turnover rate	32%		36%		41%		59%		53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012	December 31, 2011
Net asset value, beginning of year	$10.27	$10.48		$8.28		$7.72	$7.78

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.03)		(0.02)		0.00(B )	(0.01)
Net realized and unrealized gain (loss)	1.11	1.03		2.98		1.18	(0.05)

Total investment operations	1.08	1.00		2.96		1.18	(0.06)

Distributions:
Net investment income	—	—		(0.01)		—	—
Net realized gains	(0.88)	(1.21)		(0.75)		(0.62)	—

Total distributions	(0.88)	(1.21)		(0.76)		(0.62)	—

Net asset value, end of year	$10.47	$10.27		$10.48		$8.28	$7.72

Total return (C)	11.11%	9.79%		37.30%		15.41%	(0.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$125,108	$89,936		$73,806		$51,067	$37,568
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.04%		1.05%		1.05%	1.00%
Including waiver and/or reimbursement and recapture	1.02%	1.04	%(D)	1.05	%(D)	1.05%	1.00%
Net investment income (loss) to average net assets	(0.28)%	(0.27)%		(0.24)%		0.02%	(0.17)%
Portfolio turnover rate	32%	36%		41%		59%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $50,228.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$132,173,391	$—	$—	$—	$132,173,391
Total Borrowings	$132,173,391	$—	$—	$—	$132,173,391
Gross amount of recognized liabilities for securities lending transactions					$132,173,391

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$38,147,607	3.71%
Transamerica Asset Allocation – Growth VP	78,783,941	7.67
Transamerica Asset Allocation – Moderate Growth VP	225,962,914	21.99
Transamerica Asset Allocation – Moderate VP	225,682,667	21.97
Transamerica BlackRock Tactical Allocation VP	72,622,894	7.07
Total	$641,200,023	62.41%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.94%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 369,069,072	$ —	$ 592,183,658	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (502,480)	$ 495,293	$ 7,187

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 91,848,321	$ —	$ 5,021,451	$ 109,373,034	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 178,900,733	$ —	$ —	$ —	$ 291,967,642

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $91,848,321 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Global growth dynamics shifted in the beginning of the year. Economic momentum in the eurozone started to build as economic data surprised to the upside, while the U.S. was weaker than expected in most areas. However, it was the aggressive stimulative efforts of the European Central Bank and the dovish turn in the U.S. Federal Open Market Committee communications that held market attention. Markets and the media continued to obsess over the timing of the first rate hike from the U.S. Federal Reserve (“Fed”), despite weakening global inflation due to falling oil prices and monetary policy easing by more than two dozen central banks. Monetary policy divergence was reflected in currency and equity markets.

The second quarter carried on the eventful nature of 2015. Despite ongoing concerns over Greece possibly leaving the eurozone or “Grexit,” a stock market bubble in China, a softer U.S. economy, illiquidity in fixed income markets and geopolitics, risk assets largely dismissed all the these negatives. Unsurprisingly, fixed income markets didn’t fare as well.

The third quarter was a tumultuous period as concerns over the global impact of China’s economic slowdown dominated global financial markets, with global equities slumping, credit spreads spiking and commodity prices falling further. Oil prices gave up all of their second quarter gains, and the broad Bloomberg Commodity Index reached its lowest value since 1999, sparking renewed deflation worries. Volatility rose across asset classes, particularly equity volatility, which spiked to multi-year highs, with the CBOE Volatility Index (“VIX”) reaching levels not seen since 2011 and remaining elevated through quarter-end. Meanwhile, the reaction from fixed income markets was more muted than what might have been expected given the scale of moves across risk assets: U.S. 10-year Treasury note yields fell by roughly 32 basis points (“bps”) but did not break below the 2.0% level in the third quarter, remaining well above their first quarter lows. However, high-yield spreads widened in the quarter.

Markets entered the fourth quarter uncertain about the Fed’s next move and fearful about the persistent weakness in commodities. However, as the fourth quarter began, U.S. labor markets showed strength, and inflation stabilized and appeared to resurface in wages. Financial conditions improved, and doubts began to fade, as the Fed set the stage for a rate hike at its December 16 meeting. U.S. Treasury yields moved higher as the meeting approached, leading to a muted reaction in the bond market during and after the announcement. While the U.S. embarked on tighter monetary policy, the rest of the major global central banks continued their easing programs.

U.S Treasury yields rose across the curve and flattened. The spread between the two- and 10-year Treasuries finished the year at 1.22%, down 29 bps from the end of 2014. Within Treasuries, the 30-year bellwether was the worst performer.

PERFORMANCE

For year ended December 31, 2015, Transamerica JPMorgan Core Bond VP, Initial Class returned 0.61%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55%.

STRATEGY REVIEW

The Portfolio’s underweight to Treasury debt was a negative for performance, as spread sectors generally trailed their risk-free counterpart, with the exception of asset-backed securities (“ABS”).

Mortgage-backed securities (“MBS”) trailed comparable-duration Treasury debt, underperforming the same duration Treasuries by five bps. The Portfolio’s security selection within mortgages was positive for returns.

Corporate bonds finished as the worst-performing investment-grade domestic broad market sector. Overall, the Barclays Corporate Index trailed comparable-duration Treasuries by 161 bps on the year, with industrial names being the worst-performing sub-sector, trailing Treasuries by 267 bps. While security selection in the corporate credit sector detracted from returns, the Portfolio’s underweight to the sector was positive for performance, as the sector trailed MBS on a comparable duration basis.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained underweight in Treasury debt, overweight in mortgage securities and ABS, and modestly underweight in corporate bonds.

The Portfolio’s duration ended the year at 5.00 years compared to 5.56 years for the benchmark.

Barbara Miller

Christopher Nauseda

Peter Simons, CFA

Henry Song, CFA

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.61%	3.26%	5.03%	10/02/1986
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	4.51%
Service Class	0.33%	3.00%	4.76%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,003.80	$2.78	$1,022.40	$2.80	0.55%
Service Class	1,000.00	1,002.60	4.04	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	60.2%
AAA	8.7
AA	6.1
A	6.8
BBB	11.6
BB	0.2
B	0.0 *
CCC and Below	0.1
NR (Not Rated)	8.6
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 11.2%
Academic Loan Funding Trust
Series 2012-1A, Class A1
1.22%, 12/27/2022 (A) (B)	$ 163,875	$ 163,146
Ally Auto Receivables Trust
Series 2013-2, Class A4
1.24%, 11/15/2018	75,000	74,790
Series 2014-SN2, Class A3
1.03%, 09/20/2017	132,000	131,653
Series 2015-SN1, Class A2A
0.93%, 06/20/2017	281,538	281,051
Series 2015-SN1, Class A3
1.21%, 12/20/2017	152,000	151,344
American Credit Acceptance Receivables Trust
Series 2013-1, Class A
1.45%, 04/16/2018 (B)	784	784
Series 2014-4, Class A
1.33%, 07/10/2018 (B)	107,381	107,151
Series 2015-1, Class A
1.43%, 08/12/2019 (B)	232,967	232,080
Series 2015-2, Class A
1.57%, 06/12/2019 (B)	310,994	309,936
American Homes 4 Rent Trust
Series 2014-SFR2, Class E
6.23%, 10/17/2036 (B)	150,000	151,239
Series 2014-SFR3, Class E
6.42%, 12/17/2036 (B)	175,000	178,552
Series 2015-SFR1, Class A
3.47%, 04/17/2052 (B)	247,009	242,416
Series 2015-SFR1, Class E
5.64%, 04/17/2052 (B)	192,500	185,672
Series 2015-SFR2, Class E
6.07%, 10/17/2045 (B)	330,000	328,420
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (B)	363,000	354,480
Series 2013-2A, Class 2A
3.07%, 03/15/2048 (B)	350,000	342,716
AmeriCredit Automobile Receivables Trust
Series 2013-5, Class A3
0.90%, 09/10/2018	232,136	231,797
Series 2014-1, Class A3
0.90%, 02/08/2019	791,420	789,456
ARLP Securitization Trust
Series 2015-1, Class A1
3.97%, 05/25/2055 (A) (B)	551,882	539,464
AXIS Equipment Finance Receivables II LLC
Series 2013-1A, Class A
1.75%, 03/20/2017 (B)	50,830	50,764
AXIS Equipment Finance Receivables III LLC
Series 2015-1A, Class A2
1.90%, 03/20/2020 (B)	301,996	300,835
B2R Mortgage Trust
Series 2015-1, Class A1
2.52%, 05/15/2048 (B)	229,869	224,827
Series 2015-2, Class A
3.34%, 11/15/2048 (B)	605,922	604,007
Banc of America Funding Corp.
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 (B) (C)	208,211	205,769

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BCC Funding Corp. X
Series 2015-1, Class A2
2.22%, 10/20/2020 (B)	$ 501,000	$ 500,894
Blue Elephant Loan Trust
Series 2015-1, Class A
3.12%, 12/15/2022 (B)	350,603	349,949
BMW Vehicle Owner Trust
Series 2014-A, Class A2
0.53%, 04/25/2017	220,250	220,080
Series 2014-A, Class A3
0.97%, 11/26/2018	240,000	239,386
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 (B)	73,149	72,490
California Republic Auto Receivables Trust
Series 2012-1, Class A
1.18%, 08/15/2017 (B)	6,574	6,573
Series 2015-1, Class A3
1.33%, 04/15/2019	600,000	596,830
CAM Mortgage LLC
Series 2015-1, Class A
3.50%, 07/15/2064 (A) (B)	410,081	409,704
Capital Auto Receivables Asset Trust
Series 2013-3, Class A3
1.31%, 12/20/2017	275,112	275,097
Series 2014-2, Class A2
0.91%, 04/20/2017	212,573	212,443
Series 2014-2, Class A3
1.26%, 05/21/2018	600,000	599,256
CarFinance Capital Auto Trust
Series 2013-2A, Class A
1.75%, 11/15/2017 (B)	1,682	1,681
Series 2014-1A, Class A
1.46%, 12/17/2018 (B)	80,935	80,811
Series 2014-1A, Class B
2.72%, 04/15/2020 (B)	125,000	124,738
Series 2014-2A, Class A
1.44%, 11/16/2020 (B)	569,547	563,296
Series 2015-1A, Class A
1.75%, 06/15/2021 (B)	182,884	181,743
Carlyle Global Market Strategies Commodities Funding, Ltd.
Series 2014-1A, Class A
2.22%, 10/15/2021 (A) (B) (C)	433,334	433,334
CarMax Auto Owner Trust
Series 2013-1, Class A3
0.60%, 10/16/2017	43,325	43,278
Series 2013-4, Class A3
0.80%, 07/16/2018	62,362	62,208
Series 2013-4, Class A4
1.28%, 05/15/2019	83,000	82,512
Series 2014-2, Class A3
0.98%, 01/15/2019	842,000	839,160
CarNow Auto Receivables Trust
Series 2015-1A, Class A
1.69%, 01/15/2020 (B)	513,586	512,779
Chase Funding Trust
Series 2003-6, Class 1A7
4.28%, 11/25/2034 (A)	67,441	68,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Chrysler Capital Auto Receivables Trust Series 2014-AA, Class A3 0.83%, 09/17/2018 (B)	$ 184,521	$ 184,170
Citi Held For Asset Issuance Series 2015-PM1, Class A 1.85%, 12/15/2021 (B)	403,585	403,420
Concord Funding Co. LLC Series 2012-2, Class A 3.15%, 01/15/2017 (B)	350,000	350,000
Consumer Credit Origination Loan Trust Series 2015-1, Class A 2.82%, 03/15/2021 (B)	161,037	161,013
CPS Auto Receivables Trust
Series 2011-C, Class A
4.21%, 03/15/2019 (B)	18,769	18,845
Series 2012-A, Class A
2.78%, 06/17/2019 (B)	10,918	10,952
Series 2012-B, Class A
2.52%, 09/16/2019 (B)	75,731	75,791
Series 2013-A, Class A
1.31%, 06/15/2020 (B)	60,101	59,493
Series 2013-D, Class A
1.54%, 07/16/2018 (B)	165,083	164,650
Series 2014-A, Class A
1.21%, 08/15/2018 (B)	132,438	132,031
Series 2014-B, Class A
1.11%, 11/15/2018 (B)	301,614	299,409
Series 2014-C, Class A
1.31%, 02/15/2019 (B)	410,559	407,527
Series 2014-C, Class C
3.77%, 08/17/2020 (B)	100,000	98,327
Series 2014-D, Class A
1.49%, 04/15/2019 (B)	460,305	456,864
Series 2014-D, Class C
4.35%, 11/16/2020 (B)	100,000	99,500
Series 2015-A, Class A
1.53%, 07/15/2019 (B)	391,307	388,465
Series 2015-B, Class A
1.65%, 11/15/2019 (B)	539,324	534,729
Series 2015-C, Class D
4.63%, 08/16/2021 (B)	344,000	341,829
CPS Auto Trust
Series 2012-C, Class A
1.82%, 12/16/2019 (B)	48,420	48,220
Series 2012-D, Class A
1.48%, 03/16/2020 (B)	24,961	24,875
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A
1.21%, 10/15/2020 (B)	109,952	109,904
Series 2014-1A, Class A
1.55%, 10/15/2021 (B)	500,000	497,895
Series 2014-2A, Class A
1.88%, 03/15/2022 (B)	700,000	696,708
Series 2015-2A, Class A
2.40%, 02/15/2023 (B)	524,000	520,621
Drive Auto Receivables Trust
Series 2015-AA, Class A2
1.01%, 11/15/2017 (B)	227,362	227,232
Series 2015-AA, Class D
4.12%, 07/15/2022 (B)	294,000	291,050

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust (continued)
Series 2015-BA, Class B
2.12%, 06/17/2019 (B)	$ 408,000	$ 407,093
Series 2015-BA, Class D
3.84%, 07/15/2021 (B)	400,000	392,429
Series 2015-DA, Class D
4.59%, 01/17/2023 (B)	286,000	284,932
DT Auto Owner Trust
Series 2014-3A, Class A
0.98%, 04/16/2018 (B)	156,046	155,742
Series 2015-1A, Class A
1.06%, 09/17/2018 (B)	178,163	177,787
Exeter Automobile Receivables Trust
Series 2014-1A, Class A
1.29%, 05/15/2018 (B)	93,239	93,167
Series 2014-2A, Class A
1.06%, 08/15/2018 (B)	68,480	68,292
Series 2014-3A, Class A
1.32%, 01/15/2019 (B)	377,559	376,074
Series 2015-1A, Class A
1.60%, 06/17/2019 (B)	346,688	346,028
Series 2015-2A, Class A
1.54%, 11/15/2019 (B)	358,391	356,800
Fifth Third Auto Trust
Series 2014-3, Class A2A
0.57%, 05/15/2017	76,621	76,560
Series 2014-3, Class A3
0.96%, 03/15/2019	103,000	102,657
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 (B)	710	710
Series 2013-1A, Class A2
0.90%, 10/15/2018 (B)	52,987	52,941
Series 2013-3A, Class A3
1.44%, 10/15/2019 (B)	262,523	262,165
Series 2014-3A, Class A2
1.06%, 11/15/2018 (B)	254,112	253,827
Series 2014-3A, Class A3
1.67%, 11/16/2020 (B)	351,000	348,818
Series 2015-1A, Class A2
1.21%, 04/15/2019 (B)	343,414	342,049
Series 2015-2A, Class A1
1.59%, 12/16/2019 (B)	358,096	357,596
FirstKey Lending Trust
Series 2015-SFR1, Class A
2.55%, 03/09/2047 (B)	657,540	644,002
Series 2015-SFR1, Class B
3.42%, 03/09/2047 (B)	240,000	236,178
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018 (B)	26,554	26,525
Series 2013-2, Class A
1.94%, 01/15/2019 (B)	68,520	68,447
Series 2014-2, Class A
1.43%, 12/16/2019 (B)	270,076	268,353
Series 2014-2, Class B
2.84%, 11/16/2020 (B)	134,000	133,467
Series 2014-2, Class C
3.95%, 12/15/2020 (B)	66,000	65,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust (continued)
Series 2015-1, Class A
1.63%, 06/15/2020 (B)	$ 487,868	$ 482,691
Series 2015-3, Class A
2.38%, 10/15/2020 (B)	935,639	931,064
Series 2015-3, Class B
3.68%, 03/15/2022 (B)	189,000	186,835
Series 2015-3, Class C
4.65%, 03/15/2022 (B)	126,000	124,596
Ford Credit Auto Lease Trust
Series 2014-B, Class A3
0.89%, 09/15/2017	195,000	194,698
Series 2014-B, Class A4
1.10%, 11/15/2017	77,000	76,764
Ford Credit Auto Owner Trust
Series 2012-D, Class A3
0.51%, 04/15/2017	379	379
Series 2014-B, Class A3
0.90%, 10/15/2018	237,000	236,595
Series 2014-C, Class A2
0.61%, 08/15/2017	377,294	377,168
Series 2014-C, Class A3
1.06%, 05/15/2019	611,000	609,553
Series 2015-A, Class A2A
0.81%, 01/15/2018	207,468	207,292
Series 2015-A, Class A3
1.28%, 09/15/2019	196,000	195,684
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.71%, 01/15/2018 (A)	168,000	168,000
GCAT Series 2015-2, Class A1 3.75%, 07/25/2020 (A) (B)	525,793	521,204
GE Equipment Midticket LLC Series 2012-1, Class A4 0.78%, 09/22/2020	27,604	27,598
GLC II Trust Series 2014-A, Class A 4.00%, 12/18/2020 (B)	510,535	507,983
GLC Trust Series 2014-A, Class A 3.00%, 07/15/2021 (B)	421,646	415,321
GLS Auto Receivables Trust Series 2015-1A, Class A 2.25%, 12/15/2020 (B)	503,978	501,004
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2
1.10%, 12/20/2017	385,931	385,199
Series 2015-1, Class A3
1.53%, 09/20/2018	214,000	212,960
GO Financial Auto Securitization Trust
Series 2015-1, Class A
1.81%, 03/15/2018 (B)	477,337	476,574
Series 2015-2, Class A
3.27%, 11/15/2018 (B)	613,115	612,336
Series 2015-2, Class B
4.80%, 08/17/2020 (B)	348,000	346,650
Gold Key Resorts LLC Series 2014-A, Class A 3.22%, 03/17/2031 (B)	290,558	287,987

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Green Tree Agency Advance Funding Trust I Series 2015-T2, Class DT2 4.67%, 10/15/2048 (B)	$ 637,000	$ 630,401
Honda Auto Receivables Owner Trust Series 2014-2, Class A3 0.77%, 03/19/2018	182,040	181,533
Hyundai Auto Receivables Trust
Series 2013-A, Class A3
0.56%, 07/17/2017	20,994	20,987
Series 2014-B, Class A3
0.90%, 12/17/2018	1,021,549	1,019,367
Series 2015-B, Class A2A
0.69%, 04/16/2018	82,079	81,907
Series 2015-B, Class A3
1.12%, 11/15/2019	140,000	138,923
KGS-Alpha SBA Coof Trust, Interest Only STRIPS Series 2012-2, Class A Zero Coupon, 08/25/2038 (A) (B)	2,092,575	60,162
Series 2013-2, Class A
1.51%, 03/25/2039 (A) (B)	1,542,860	81,482
Series 2014-2, Class A
3.10%, 04/25/2040 (A) (B)	784,752	107,413
LV Tower 52 Series 2013-1, Class A 5.50%, 07/15/2019 (B) (C)	693,549	678,499
MarketPlace Loan Trust
Series 2015-OD1, Class A
3.25%, 06/17/2017 (B)	173,123	172,538
Series 2015-OD2, Class A
3.25%, 08/17/2017 (B)	266,152	265,682
Series 2015-OD3, Class A
3.88%, 09/17/2017 (B)	721,871	719,605
Series 2015-OD4, Class A
3.25%, 12/18/2017 (B)	1,197,000	1,191,594
Nationstar Agency Advance Funding Trust Series 2013-T2A, Class AT2 1.89%, 02/18/2048 (B)	100,000	98,040
Nationstar HECM Loan Trust Series 2015-1A, Class A 3.84%, 05/25/2018 (B)	225,551	224,919
Nissan Auto Lease Trust Series 2014-A, Class A3 0.80%, 02/15/2017	291,000	290,738
Normandy Mortgage Loan Co. LLC Series 2013-NPL3, Class A 4.95%, 09/16/2043 (A) (B)	100,923	100,771
NRPL Trust Series 2015-2A, Class A1 3.75%, 10/25/2057 (A) (B)	576,323	571,106
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T1, Class AT1
2.31%, 08/15/2046 (B)	650,000	649,572
Series 2015-T1, Class DT1
3.60%, 08/15/2046 (B)	250,000	249,297
Series 2015-T2, Class DT2
4.68%, 08/17/2048 (B)	241,000	241,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRZ Advance Receivables Trust Advance Receivables Backed (continued)
Series 2015-T3, Class DT3
4.27%, 11/15/2046 (B)	$ 750,000	$ 748,939
Series 2015-T4, Class AT4
3.20%, 11/15/2047 (B)	1,300,000	1,295,923
Series 2015-T4, Class DT4
4.67%, 11/15/2047 (B)	400,000	398,870
NYMT Residential LLC Series 2013-RP3A 4.85%, 09/25/2018 (A) (B) (C)	132,246	132,246
Oak Hill Advisors Residential Loan Trust
Series 2014-NPL2, Class A1
3.35%, 04/25/2054 (A) (B)	440,771	438,197
Series 2015-NPL1, Class A1
3.47%, 01/25/2055 (A) (B)	373,567	371,748
Series 2015-NPL2, Class A1
3.72%, 07/25/2055 (A) (B)	376,993	373,298
Ocwen Master Advance Receivables Trust
Series 2015-1, Class DT1
4.10%, 09/17/2046 (B)	438,000	437,169
Series 2015-T3, Class AT3
3.21%, 11/15/2047 (B)	954,000	951,125
Series 2015-T3, Class BT3
3.70%, 11/15/2047 (B)	229,000	228,977
Series 2015-T3, Class DT3
4.69%, 11/15/2047 (B)	400,000	399,380
OnDeck Asset Securitization Trust LLC Series 2014-1A, Class A 3.15%, 05/17/2018 (B)	461,000	460,558
OneMain Financial Issuance Trust
Series 2014-2A, Class A
2.47%, 09/18/2024 (B)	1,218,000	1,215,601
Series 2014-2A, Class B
3.02%, 09/18/2024 (B)	380,000	378,191
Series 2015-1A, Class A
3.19%, 03/18/2026 (B)	691,000	686,716
Series 2015-2A, Class A
2.57%, 07/18/2025 (B)	1,138,000	1,124,664
Series 2015-2A, Class B
3.10%, 07/18/2025 (B)	279,000	276,511
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MCW1, Class M1 1.36%, 10/25/2034 (A)	56,278	56,193
PFS Tax Lien Trust Series 2014-1 1.44%, 04/15/2016 (B)	44,773	44,610
Prestige Auto Receivables Trust Series 2015-1, Class A2 1.09%, 02/15/2019 (B)	305,581	304,864
Pretium Mortgage Credit Partners I LLC Series 2015-NPL2, Class A1 3.75%, 07/27/2030 (A) (B)	555,787	550,496
Progreso Receivables Funding II LLC Series 2014-A, Class A 3.50%, 07/08/2019 (B)	600,000	600,569
Progreso Receivables Funding III LLC Series 2015-A, Class A 3.63%, 02/08/2020 (B)	589,000	587,812

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Progreso Receivables Funding LLC Series 2015-B, Class A 3.00%, 07/28/2020 (B)	$ 250,000	$ 247,133
Progress Residential Trust
Series 2015-SFR2, Class A
2.74%, 06/12/2032 (B)	1,210,000	1,180,769
Series 2015-SFR2, Class B
3.14%, 06/12/2032 (B)	327,000	315,806
Series 2015-SFR3, Class A
3.07%, 11/12/2032 (B)	1,052,000	1,037,061
Series 2015-SFR3, Class D
4.67%, 11/12/2032 (B)	100,000	99,450
Series 2015-SFR3, Class E
5.66%, 11/12/2032 (B)	200,000	197,772
Purchasing Power Funding LLC Series 2015-A, Class A2 4.75%, 12/15/2019 (B)	650,000	640,817
RAMP Trust
Series 2004-RS11, Class M1
1.35%, 11/25/2034 (A)	106,612	105,569
Series 2006-RZ1, Class A3
0.72%, 03/25/2036 (A)	115,362	112,914
RBSHD Trust Series 2013-1A, Class A 4.69%, 10/25/2047 (A) (B) (C)	199,925	199,942
RMAT LLC Series 2015-NPL1, Class A1 3.75%, 05/25/2055 (A) (B)	210,593	208,162
Santander Drive Auto Receivables Trust
Series 2013-3, Class B
1.19%, 05/15/2018	211,156	211,076
Series 2014-3, Class A3
0.81%, 07/16/2018	736,136	735,429
Series 2014-4, Class A2A
0.67%, 01/16/2018	53,011	52,995
Series 2015-S1, Class R1
1.93%, 09/17/2019 (B)	146,907	146,173
Series 2015-S2, Class R1
1.84%, 11/18/2019 (B)	50,902	50,647
Series 2015-S7, Class R1
1.97%, 03/16/2021 (B)	156,246	155,464
Saxon Asset Securities Trust Series 2003-1, Class AF6 4.80%, 06/25/2033 (A)	24,962	25,207
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 3.38%, 01/25/2036 (A)	26,171	19,122
Selene Non-Performing Loans LLC Series 2014-1A, Class A 2.98%, 05/25/2054 (A) (B)	205,247	202,905
Skopos Auto Receivables Trust Series 2015-2A, Class A 3.55%, 02/15/2020 (B)	169,039	168,779
SNAAC Auto Receivables Trust Series 2014-1A, Class A 1.03%, 09/17/2018 (B)	41,051	41,033
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (B)	1,197,720	1,195,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SpringCastle America Funding LLC (continued)
Series 2014-AA, Class B
4.61%, 10/25/2027 (B)	$ 300,000	$ 300,570
Springleaf Funding Trust
Series 2013-BA, Class A
3.92%, 01/16/2023 (B)	400,000	400,228
Series 2014-AA, Class A
2.41%, 12/15/2022 (B)	1,213,000	1,209,554
Series 2014-AA, Class B
3.45%, 12/15/2022 (B)	146,000	145,653
Series 2015-AA, Class A
3.16%, 11/15/2024 (B)	769,000	763,513
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
Series 2015-T2, Class DT2
4.23%, 01/15/2047 (B)	344,000	343,546
Series 2015-T3, Class DT3
4.43%, 07/15/2047 (B)	321,000	321,000
Stanwich Mortgage Loan Co. LLC Series 2013-NPL2, Class A 3.23%, 04/16/2059 (B)	68,134	67,688
Sunset Mortgage Loan Co. LLC Series 2014-NPL2, Class A 3.72%, 11/16/2044 (A) (B)	537,401	534,714
Tidewater Auto Receivables Trust Series 2014-AA, Class A3 1.40%, 07/15/2018 (B)	304,036	303,686
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A2
0.51%, 02/15/2017	155,932	155,865
Series 2014-C, Class A3
0.93%, 07/16/2018	192,000	191,599
Trafigura Securitisation Finance PLC Series 2014-1A, Class A 1.28%, 10/15/2021 (A) (B) (C)	691,000	688,161
Tricon American Homes Trust Series 2015-SFR1, Class A 1.57%, 05/17/2032 (A) (B)	160,000	156,709
Truman Capital Mortgage Loan Trust
Series 2014-NPL1, Class A1
3.23%, 07/25/2053 (A) (B)	191,500	190,837
Series 2014-NPL2, Class A1
3.13%, 06/25/2054 (A) (B)	11,946	11,919
Series 2014-NPL3, Class A1
3.13%, 04/25/2053 (A) (B)	89,748	89,401
U.S. Residential Opportunity Fund II Trust Series 2015-1II, Class A 3.72%, 02/27/2035 (B)	300,331	298,853
U.S. Residential Opportunity Fund III Trust Series 2015-1III, Class A 3.72%, 01/27/2035 (B)	381,433	378,955
Vericrest Opportunity Loan Trust Series 2015-NPL3, Class A1 3.38%, 10/25/2058 (A) (B)	497,043	488,399
VML LLC Series 2014-NPL1, Class A1 3.88%, 04/27/2054 (A) (B)	120,625	119,978

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Volkswagen Auto Lease Trust Series 2015-A, Class A2A 0.87%, 06/20/2017	$ 246,084	$ 245,610
VOLT NPL X LLC Series 2014-NPL8, Class A1 3.38%, 10/26/2054 (A) (B)	281,235	278,554
VOLT XIX LLC Series 2014-NP11, Class A1 3.88%, 04/25/2055 (A) (B)	366,307	364,630
VOLT XL LLC Series 2015-NP14, Class A1 4.38%, 11/27/2045 (A) (B)	518,000	517,383
VOLT XXII LLC Series 2015-NPL4, Class A1 3.50%, 02/25/2055 (A) (B)	366,861	361,897
VOLT XXIV LLC Series 2015-NPL6, Class A1 3.50%, 02/25/2055 (A) (B)	685,259	677,496
VOLT XXV LLC Series 2015-NPL8, Class A1 3.50%, 06/26/2045 (A) (B)	1,319,667	1,300,394
VOLT XXVI LLC
Series 2014-NPL6, Class A1
3.13%, 09/25/2043 (A) (B)	384,650	383,470
Series 2014-NPL6, Class A2
4.25%, 09/25/2043 (A) (B)	184,546	183,250
VOLT XXVII LLC Series 2014-NPL7, Class A1 3.38%, 08/27/2057 (A) (B)	684,869	679,555
VOLT XXX LLC Series 2015-NPL1, Class A1 3.63%, 10/25/2057 (A) (B)	479,141	477,577
VOLT XXXI LLC Series 2015-NPL2, Class A1 3.38%, 02/25/2055 (A) (B)	388,415	382,983
VOLT XXXIII LLC Series 2015-NPL5, Class A1 3.50%, 03/25/2055 (A) (B)	642,232	631,008
VOLT XXXIX LLC Series 2015-NP13, Class-A1 4.13%, 10/25/2045 (A) (B)	382,816	379,961
VOLT XXXV LLC Series 2015-NPL9, Class A1 3.50%, 06/26/2045 (A) (B)	445,832	439,049
Westgate Resorts LLC Series 2012-3A, Class A 2.50%, 03/20/2025 (B)	43,247	43,241
World Omni Auto Receivables Trust
Series 2013-B, Class A3
0.83%, 08/15/2018	91,058	90,876
Series 2013-B, Class A4
1.32%, 01/15/2020	79,000	78,683
Series 2015-A, Class A2A
0.79%, 07/16/2018	151,413	151,204
Series 2015-A, Class A3
1.34%, 05/15/2020	129,000	128,388

Total Asset-Backed Securities (Cost $75,943,435)		75,390,379

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 19.7%
Aerospace & Defense - 0.2%
Airbus Group Finance BV 2.70%, 04/17/2023 (B)	$ 43,000	$ 41,430
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	68,000	67,617
3.85%, 12/15/2025 (B)	200,000	197,994
6.38%, 06/01/2019 (B)	30,000	33,574
BAE Systems PLC 5.80%, 10/11/2041 (B)	92,000	102,161
Boeing Co. 7.95%, 08/15/2024	30,000	39,996
Lockheed Martin Corp.
3.10%, 01/15/2023	74,000	73,951
4.07%, 12/15/2042	57,000	52,749
4.50%, 05/15/2036	85,000	86,054
Northrop Grumman Corp. 3.85%, 04/15/2045	38,000	34,146
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	52,794
Precision Castparts Corp.
3.25%, 06/15/2025	170,000	168,889
4.20%, 06/15/2035	170,000	169,082
Raytheon Co. 3.15%, 12/15/2024	84,000	84,167
United Technologies Corp.
1.80%, 06/01/2017	27,000	27,153
3.10%, 06/01/2022	64,000	65,136
4.15%, 05/15/2045	163,000	155,742
4.50%, 06/01/2042	86,000	86,605

		1,539,240

Air Freight & Logistics - 0.0% (D)
FedEx Corp. 3.90%, 02/01/2035	96,000	87,388
United Parcel Service of America, Inc.
8.38%, 04/01/2020	35,000	43,399
8.38%, 04/01/2030 (E)	55,000	77,162
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,686

		236,635

Airlines - 0.1%
Air Canada Pass-Through Trust 4.13%, 11/15/2026 (B)	47,944	47,884
American Airlines Pass-Through Trust 4.95%, 07/15/2024	173,566	183,112
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	28,703	29,421
5.98%, 10/19/2023	39,519	43,641
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	83,699	88,303
5.30%, 10/15/2020	15,569	16,503

		408,864

Auto Components - 0.0% (D)
Johnson Controls, Inc.
3.75%, 12/01/2021	66,000	66,491
4.95%, 07/02/2064	20,000	16,245
5.25%, 12/01/2041	100,000	91,639

		174,375

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.5%
American Honda Finance Corp.
1.55%, 12/11/2017, MTN	$ 144,000	$ 144,031
1.60%, 02/16/2018 (B)	213,000	211,383
2.25%, 08/15/2019, MTN	67,000	67,165
2.60%, 09/20/2016 (B) (F)	205,000	207,488
Daimler Finance North America LLC
2.38%, 08/01/2018 (B)	151,000	151,228
2.63%, 09/15/2016 (B)	150,000	151,297
2.95%, 01/11/2017 (B)	150,000	151,793
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	236,000	233,143
2.24%, 06/15/2018	200,000	198,182
2.38%, 03/12/2019	400,000	394,322
2.60%, 11/04/2019	250,000	245,459
3.00%, 06/12/2017	400,000	403,889
3.98%, 06/15/2016	200,000	202,220
4.13%, 08/04/2025	200,000	199,283
General Motors Financial Co., Inc. 3.20%, 07/13/2020	305,000	300,304
Hyundai Capital America 2.40%, 10/30/2018 (B)	129,000	128,600
Nissan Motor Acceptance Corp. 1.80%, 03/15/2018 (B)	97,000	96,546

		3,486,333

Banks - 4.0%
ABN AMRO Bank NV
1.80%, 06/04/2018 (B)	319,000	316,255
2.50%, 10/30/2018 (B)	200,000	201,273
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (B)	200,000	200,567
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 (B)	250,000	252,748
4.88%, 01/12/2021, MTN (B)	100,000	110,062
Bank of America Corp.
2.00%, 01/11/2018	300,000	299,617
2.25%, 04/21/2020, MTN	300,000	292,759
2.65%, 04/01/2019	500,000	501,219
3.30%, 01/11/2023, MTN	479,000	471,492
3.88%, 03/22/2017 - 08/01/2025, MTN	692,000	705,500
3.95%, 04/21/2025, MTN	368,000	358,347
4.00%, 04/01/2024 - 01/22/2025, MTN	765,000	764,862
4.10%, 07/24/2023	126,000	130,279
4.25%, 10/22/2026, MTN	284,000	281,113
5.00%, 05/13/2021, MTN	340,000	371,467
5.63%, 07/01/2020, MTN	170,000	188,831
5.65%, 05/01/2018, MTN	20,000	21,506
5.75%, 12/01/2017	65,000	69,534
5.88%, 01/05/2021	70,000	79,222
6.40%, 08/28/2017, MTN	395,000	423,123
6.88%, 04/25/2018, MTN	60,000	66,195
7.63%, 06/01/2019, MTN	50,000	57,916
Bank of Montreal
1.40%, 09/11/2017 - 04/10/2018	231,000	230,026
1.80%, 07/31/2018, MTN	18,000	17,960
2.38%, 01/25/2019, MTN	140,000	141,178
2.55%, 11/06/2022, MTN	85,000	83,939

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of Nova Scotia
1.45%, 04/25/2018	$ 300,000	$ 297,657
1.85%, 04/14/2020 (F)	300,000	293,903
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, 09/08/2019 (B)	260,000	258,738
Banque Federative du Credit Mutuel SA 1.70%, 01/20/2017 (B)	200,000	200,404
Barclays Bank PLC 2.25%, 05/10/2017 (B) (F)	200,000	202,129
Barclays PLC
2.75%, 11/08/2019	200,000	199,269
2.88%, 06/08/2020	278,000	277,417
3.65%, 03/16/2025	200,000	192,205
5.25%, 08/17/2045	200,000	201,457
BB&T Corp.
1.60%, 08/15/2017, MTN	131,000	131,151
2.45%, 01/15/2020, MTN	300,000	302,010
3.95%, 04/29/2016, MTN	50,000	50,509
5.25%, 11/01/2019	30,000	32,796
6.85%, 04/30/2019, MTN	75,000	85,487
BNP Paribas SA 4.38%, 09/28/2025 (B)	335,000	328,073
BNZ International Funding, Ltd. 2.35%, 03/04/2019 (B)	250,000	248,533
BPCE SA 1.63%, 01/26/2018, MTN	350,000	347,739
Canadian Imperial Bank of Commerce 2.25%, 07/21/2020 (B) (F)	234,000	232,255
Citigroup, Inc.
1.85%, 11/24/2017	160,000	159,764
2.15%, 07/30/2018	110,000	109,918
2.40%, 02/18/2020	220,000	217,426
2.50%, 09/26/2018	220,000	221,911
3.75%, 06/16/2024	227,000	231,076
3.88%, 10/25/2023	65,000	67,172
4.30%, 11/20/2026	300,000	298,519
4.40%, 06/10/2025	98,000	98,981
5.30%, 05/06/2044	77,000	80,093
5.50%, 09/13/2025	115,000	124,832
5.88%, 01/30/2042	45,000	51,634
8.13%, 07/15/2039	28,000	40,160
Citizens Financial Group, Inc. 4.30%, 12/03/2025	58,000	58,305
Comerica, Inc. 3.80%, 07/22/2026	26,000	25,603
Commonwealth Bank of Australia
2.25%, 03/16/2017 (B)	250,000	252,590
4.50%, 12/09/2025 (B)	200,000	198,323
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	34,000	34,756
3.88%, 02/08/2022	268,000	282,843
4.38%, 08/04/2025	250,000	254,263
Discover Bank 3.20%, 08/09/2021	250,000	248,290
Fifth Third Bancorp
2.30%, 03/01/2019	60,000	60,141
2.88%, 07/27/2020	146,000	145,838

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Fifth Third Bank 2.88%, 10/01/2021	$ 204,000	$ 203,178
HSBC Bank PLC 4.75%, 01/19/2021 (B)	375,000	413,067
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	272,937
HSBC Holdings PLC
4.00%, 03/30/2022	107,000	112,325
4.88%, 01/14/2022	160,000	175,504
6.10%, 01/14/2042	150,000	189,878
HSBC USA, Inc.
1.63%, 01/16/2018	100,000	99,505
2.35%, 03/05/2020	323,000	319,245
Huntington National Bank 2.00%, 06/30/2018	250,000	248,425
Industrial & Commercial Bank of China, Ltd. 2.35%, 11/13/2017, MTN	250,000	250,639
ING Bank NV
2.50%, 10/01/2019 (B)	250,000	250,492
3.75%, 03/07/2017 (B)	200,000	204,899
KeyCorp
2.90%, 09/15/2020, MTN	98,000	97,632
5.10%, 03/24/2021, MTN	100,000	109,295
Lloyds Bank PLC
1.75%, 03/16/2018	325,000	324,120
3.50%, 05/14/2025	200,000	200,657
Macquarie Bank, Ltd.
2.40%, 01/21/2020 (B)	150,000	148,598
2.60%, 06/24/2019 (B)	117,000	116,883
5.00%, 02/22/2017 (B)	375,000	387,846
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (B) (F)	242,000	240,381
3.60%, 09/25/2024 (B)	300,000	303,559
National Australia Bank, Ltd. 2.00%, 06/20/2017 (B)	250,000	252,098
Nordea Bank AB
1.63%, 05/15/2018 (B)	350,000	347,960
3.13%, 03/20/2017 (B)	350,000	356,905
PNC Financial Services Group, Inc. 3.90%, 04/29/2024	91,000	93,177
PNC Funding Corp.
3.30%, 03/08/2022	101,000	103,407
4.38%, 08/11/2020	67,000	72,319
5.13%, 02/08/2020 (F)	65,000	71,481
5.63%, 02/01/2017	25,000	25,991
6.70%, 06/10/2019	50,000	57,149
Royal Bank of Canada
1.88%, 02/05/2020	600,000	589,060
2.00%, 10/01/2018	159,000	159,339
2.20%, 07/27/2018, MTN	300,000	302,422
Santander Issuances SAU 5.18%, 11/19/2025	200,000	196,970
Santander UK Group Holdings PLC 2.88%, 10/16/2020	150,000	148,982
Stadshypotek AB 1.88%, 10/02/2019 (B) (F)	250,000	246,506
Standard Chartered PLC 5.20%, 01/26/2024 (B) (F)	200,000	205,627

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Toronto-Dominion Bank
1.50%, 03/13/2017 (B)	$ 200,000	$ 200,322
2.25%, 11/05/2019, MTN	104,000	103,938
2.50%, 12/14/2020, MTN	150,000	149,939
US Bancorp
1.65%, 05/15/2017, MTN	96,000	96,290
3.00%, 03/15/2022, MTN	83,000	84,699
4.13%, 05/24/2021, MTN	34,000	36,678
US Bank NA
2.13%, 10/28/2019	250,000	249,810
2.80%, 01/27/2025	250,000	243,231
Wachovia Corp. 5.75%, 02/01/2018, MTN	749,000	808,987
Wells Fargo & Co.
3.00%, 02/19/2025, MTN	113,000	109,910
3.30%, 09/09/2024, MTN	700,000	696,374
3.50%, 03/08/2022, MTN	150,000	154,553
3.68%, 06/15/2016 (E)	100,000	101,250
4.10%, 06/03/2026, MTN	258,000	260,424
4.60%, 04/01/2021, MTN	650,000	708,586
4.65%, 11/04/2044, MTN	184,000	179,010
4.90%, 11/17/2045, MTN	112,000	112,999
Wells Fargo Bank NA 6.00%, 11/15/2017	250,000	269,631
Westpac Banking Corp.
2.00%, 03/03/2020 (B)	304,000	300,352
2.45%, 11/28/2016 (B)	250,000	253,035

		26,799,636

Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc. 3.70%, 02/01/2024	160,000	163,234
Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/2019	30,000	34,678
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	77,563
Diageo Capital PLC
1.50%, 05/11/2017	38,000	37,980
4.83%, 07/15/2020	25,000	27,300
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	126,792
Heineken NV 1.40%, 10/01/2017 (B)	40,000	39,843
PepsiCo, Inc.
0.62%, 02/26/2016 (A)	45,000	44,987
1.25%, 08/13/2017	180,000	180,052
3.00%, 08/25/2021	20,000	20,610
4.60%, 07/17/2045	111,000	117,454
7.90%, 11/01/2018	5,000	5,859
SABMiller Holdings, Inc. 3.75%, 01/15/2022 (B)	270,000	277,691

		1,154,043

Biotechnology - 0.3%
AbbVie, Inc.
1.75%, 11/06/2017	134,000	133,740
2.90%, 11/06/2022	87,000	84,167
3.20%, 11/06/2022	73,000	71,856
4.50%, 05/14/2035	136,000	133,225

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc.
2.13%, 05/01/2020	$ 12,000	$ 11,836
3.63%, 05/22/2024	382,000	381,858
3.88%, 11/15/2021	100,000	104,188
5.15%, 11/15/2041	200,000	203,047
5.65%, 06/15/2042	25,000	27,052
5.70%, 02/01/2019	50,000	55,124
5.75%, 03/15/2040	41,000	44,354
Baxalta, Inc.
3.60%, 06/23/2022 (B)	67,000	66,982
5.25%, 06/23/2045 (B)	28,000	28,095
Biogen, Inc.
3.63%, 09/15/2022	122,000	123,351
5.20%, 09/15/2045	67,000	67,025
Celgene Corp.
3.25%, 08/15/2022	317,000	314,487
3.63%, 05/15/2024	164,000	161,294
5.00%, 08/15/2045	114,000	114,443
Gilead Sciences, Inc.
3.25%, 09/01/2022	84,000	84,582
3.50%, 02/01/2025	72,000	72,601
4.60%, 09/01/2035	65,000	66,094

		2,349,401

Capital Markets - 1.5%
Ameriprise Financial, Inc. 4.00%, 10/15/2023	200,000	207,762
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	74,000	74,344
2.20%, 03/04/2019, MTN	75,000	75,227
2.60%, 08/17/2020, MTN	120,000	120,474
3.25%, 09/11/2024, MTN	150,000	150,985
3.55%, 09/23/2021	90,000	94,410
3.65%, 02/04/2024, MTN	167,000	173,399
4.60%, 01/15/2020, MTN	30,000	32,497
BlackRock, Inc.
3.38%, 06/01/2022	65,000	67,242
3.50%, 03/18/2024 (F)	55,000	56,474
6.25%, 09/15/2017	100,000	108,066
Charles Schwab Corp. 3.23%, 09/01/2022 (F)	20,000	20,257
Credit Suisse AG
1.75%, 01/29/2018	250,000	249,298
2.30%, 05/28/2019, MTN	250,000	250,215
Credit Suisse Group Funding Guernsey, Ltd. 4.88%, 05/15/2045 (B)	250,000	246,521
Deutsche Bank AG
1.88%, 02/13/2018	122,000	120,963
3.70%, 05/30/2024	267,000	265,927
6.00%, 09/01/2017	170,000	180,060
Goldman Sachs Group, Inc.
2.60%, 04/23/2020	281,000	278,866
2.63%, 01/31/2019	136,000	136,972
2.75%, 09/15/2020	55,000	54,964
2.90%, 07/19/2018	95,000	96,857
3.50%, 01/23/2025	125,000	122,852
3.63%, 02/07/2016 - 01/22/2023	295,000	298,174
3.75%, 05/22/2025	114,000	114,760
3.85%, 07/08/2024, MTN	289,000	294,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
4.00%, 03/03/2024	$ 320,000	$ 328,442
5.15%, 05/22/2045	48,000	46,626
5.25%, 07/27/2021	53,000	58,598
5.38%, 03/15/2020, MTN	125,000	137,318
5.75%, 01/24/2022	120,000	136,466
5.95%, 01/18/2018	155,000	166,931
6.00%, 06/15/2020, MTN	188,000	212,461
6.15%, 04/01/2018	240,000	260,620
7.50%, 02/15/2019, MTN	460,000	526,360
Invesco Finance PLC
3.75%, 01/15/2026	94,000	94,667
4.00%, 01/30/2024	71,000	73,402
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	113,118
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	100,000	110,369
6.25%, 01/14/2021 (B)	175,000	195,319
Morgan Stanley
2.38%, 07/23/2019, MTN	171,000	170,427
2.65%, 01/27/2020	250,000	249,320
2.80%, 06/16/2020	189,000	189,601
3.70%, 10/23/2024, MTN	444,000	446,135
3.75%, 02/25/2023	600,000	614,560
3.95%, 04/23/2027	145,000	140,734
4.00%, 07/23/2025, MTN	264,000	271,860
4.30%, 01/27/2045	92,000	87,778
4.35%, 09/08/2026, MTN	200,000	200,654
5.00%, 11/24/2025	124,000	131,632
5.50%, 07/24/2020 - 07/28/2021, MTN	163,000	181,550
5.63%, 09/23/2019, MTN	200,000	220,720
5.75%, 01/25/2021	100,000	112,275
7.30%, 05/13/2019, MTN	200,000	229,742
State Street Corp.
3.10%, 05/15/2023	48,000	47,434
3.55%, 08/18/2025	88,000	90,765
3.70%, 11/20/2023	231,000	240,361
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	138,000	136,695

		10,115,419

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025	108,000	98,535
4.13%, 03/15/2035	411,000	349,616
5.25%, 01/15/2045	152,000	141,687
CF Industries, Inc. 7.13%, 05/01/2020	250,000	282,104
Dow Chemical Co.
3.00%, 11/15/2022	81,000	77,543
4.13%, 11/15/2021	99,000	103,791
5.25%, 11/15/2041	45,000	43,864
E.I. du Pont de Nemours & Co.
4.90%, 01/15/2041	18,000	17,226
6.00%, 07/15/2018	150,000	163,546
Ecolab, Inc.
1.45%, 12/08/2017	56,000	55,469
2.25%, 01/12/2020	333,000	331,083

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Monsanto Co. 4.70%, 07/15/2064	$ 27,000	$ 20,501
Mosaic Co.
3.75%, 11/15/2021	31,000	31,083
4.25%, 11/15/2023	242,000	239,683
4.88%, 11/15/2041	8,000	6,963
5.45%, 11/15/2033	91,000	91,972
5.63%, 11/15/2043	222,000	212,786
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025 (F)	220,000	206,675
PPG Industries, Inc. 6.65%, 03/15/2018	21,000	23,002
Praxair, Inc. 2.65%, 02/05/2025	59,000	56,510
Union Carbide Corp. 7.50%, 06/01/2025	175,000	208,131

		2,761,770

Commercial Services & Supplies - 0.1%
ADT Corp.
3.50%, 07/15/2022 (F)	186,000	166,470
4.88%, 07/15/2042	46,000	32,890
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	36,000	38,091
5.25%, 10/01/2020 (B)	48,000	52,591
5.63%, 03/15/2042 (B)	59,000	63,322
6.70%, 06/01/2034 (B)	152,000	179,279
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	65,000	63,912
Republic Services, Inc. 3.55%, 06/01/2022	54,000	55,144
Tyco International Finance SA 5.13%, 09/14/2045	46,000	47,757
Waste Management, Inc.
3.13%, 03/01/2025	77,000	74,938
3.90%, 03/01/2035	28,000	26,073

		800,467

Communications Equipment - 0.1%
Cisco Systems, Inc.
2.90%, 03/04/2021	110,000	113,071
3.00%, 06/15/2022	111,000	112,892
3.63%, 03/04/2024	450,000	469,473
5.50%, 02/22/2016	50,000	50,319
5.90%, 02/15/2039	70,000	85,384

		831,139

Construction & Engineering - 0.0% (D)
ABB Finance USA, Inc.
1.63%, 05/08/2017	28,000	28,019
2.88%, 05/08/2022	29,000	28,582
4.38%, 05/08/2042	17,000	16,874
Fluor Corp. 3.38%, 09/15/2021	190,000	194,124

		267,599

Consumer Finance - 0.4%
American Express Co.
3.63%, 12/05/2024	104,000	101,783
7.00%, 03/19/2018	50,000	55,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
American Express Credit Corp.
1.80%, 07/31/2018, MTN	$ 130,000	$ 129,767
2.38%, 05/26/2020, MTN	290,000	287,781
2.60%, 09/14/2020, MTN	129,000	129,298
2.80%, 09/19/2016, MTN	111,000	112,414
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	293,573
Capital One Financial Corp.
3.50%, 06/15/2023	121,000	120,260
4.20%, 10/29/2025	115,000	113,545
John Deere Capital Corp.
1.13%, 06/12/2017, MTN	200,000	199,603
1.20%, 10/10/2017	98,000	97,643
1.60%, 07/13/2018, MTN	43,000	42,805
2.45%, 09/11/2020, MTN (F)	40,000	39,914
2.80%, 01/27/2023	73,000	71,656
3.15%, 10/15/2021, MTN	33,000	33,583
PACCAR Financial Corp. 1.60%, 03/15/2017, MTN	53,000	53,105
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN (F)	100,000	100,203
1.45%, 01/12/2018, MTN	103,000	102,804
2.00%, 09/15/2016, MTN	225,000	226,816
2.10%, 01/17/2019, MTN	105,000	105,221

		2,417,224

Distributors - 0.0% (D)
WW Grainger, Inc. 4.60%, 06/15/2045	128,000	134,018

Diversified Financial Services - 0.9%
AIG Global Funding 1.65%, 12/15/2017 (B)	97,000	96,512
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	397,000	418,402
3.75%, 08/15/2021 (F)	134,000	142,900
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (B)	44,000	41,297
5.88%, 03/15/2021 (B)	170,000	194,433
CDP Financial, Inc. 4.40%, 11/25/2019 (B)	250,000	270,160
CME Group, Inc.
3.00%, 09/15/2022 - 03/15/2025	305,000	302,397
5.30%, 09/15/2043	32,000	36,638
Conoco Funding Co. 7.25%, 10/15/2031	25,000	28,773
Countrywide Financial Corp. 6.25%, 05/15/2016	75,000	76,264
GE Capital International Funding Co.
0.96%, 04/15/2016 (B)	495,000	495,223
2.34%, 11/15/2020 (B)	299,000	296,506
3.37%, 11/15/2025 (B)	819,000	833,812
4.42%, 11/15/2035 (B)	206,000	210,219
General Electric Capital Corp.
1.60%, 11/20/2017, MTN	127,000	127,825
2.10%, 12/11/2019	20,000	19,998
2.20%, 01/09/2020, MTN	129,000	129,478
2.30%, 04/27/2017, MTN	75,000	75,921
3.10%, 01/09/2023, MTN	230,000	233,453
3.15%, 09/07/2022, MTN	86,000	88,020
4.38%, 09/16/2020, MTN	108,000	117,242

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. (continued)
4.63%, 01/07/2021, MTN	$ 190,000	$ 208,691
4.65%, 10/17/2021, MTN	200,000	221,434
5.30%, 02/11/2021	25,000	28,191
5.50%, 01/08/2020, MTN	180,000	201,883
6.75%, 03/15/2032, MTN	61,000	79,703
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	38,000	38,333
4.00%, 10/15/2023	88,000	90,633
Jefferies Group LLC
6.45%, 06/08/2027	75,000	79,264
6.88%, 04/15/2021	180,000	201,362
MassMutual Global Funding II
2.00%, 04/05/2017 (B)	200,000	201,386
2.50%, 10/17/2022 (B) (F)	100,000	95,922
Murray Street Investment Trust I 4.65%, 03/09/2017 (E)	100,000	103,030
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	158,199

		5,943,504

Diversified Telecommunication Services - 1.1%
AT&T, Inc.
3.00%, 02/15/2022 - 06/30/2022	664,000	649,440
3.40%, 05/15/2025	56,000	53,821
3.88%, 08/15/2021	100,000	103,167
4.30%, 12/15/2042	373,000	318,727
4.35%, 06/15/2045	49,000	41,918
4.45%, 05/15/2021	25,000	26,609
4.50%, 05/15/2035	90,000	83,238
4.75%, 05/15/2046	67,000	61,345
5.35%, 09/01/2040	113,000	111,612
5.50%, 02/01/2018	105,000	112,244
6.30%, 01/15/2038	50,000	54,716
BellSouth Capital Funding Corp. 7.88%, 02/15/2030	100,000	118,775
BellSouth Corp.
6.55%, 06/15/2034	350,000	366,182
6.88%, 10/15/2031	150,000	164,050
British Telecommunications PLC 9.63%, 12/15/2030	150,000	218,873
Centel Capital Corp. 9.00%, 10/15/2019	40,000	45,808
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 (B)	150,000	150,934
8.75%, 06/15/2030	75,000	103,983
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	39,000	37,820
3.48%, 06/15/2050 (B)	41,000	40,365
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	27,000	26,898
Orange SA
2.75%, 09/14/2016	70,000	70,786
9.00%, 03/01/2031	263,000	371,206
Qwest Corp. 6.75%, 12/01/2021	148,000	155,030
Telefonica Emisiones SAU
3.19%, 04/27/2018	150,000	152,910
5.13%, 04/27/2020	41,000	44,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
2.63%, 02/21/2020	$ 221,000	$ 221,768
3.00%, 11/01/2021	357,000	355,996
4.15%, 03/15/2024	261,000	268,220
4.40%, 11/01/2034	241,000	222,354
4.50%, 09/15/2020	229,000	246,039
4.52%, 09/15/2048	153,000	136,827
4.67%, 03/15/2055	494,000	428,891
4.86%, 08/21/2046	281,000	266,030
5.15%, 09/15/2023	372,000	408,949
5.85%, 09/15/2035	25,000	26,736
6.40%, 09/15/2033	11,000	12,532
6.55%, 09/15/2043	37,000	43,927
Verizon New England, Inc. 7.88%, 11/15/2029 (F)	176,000	217,333
Verizon Pennsylvania LLC
6.00%, 12/01/2028	100,000	105,364
8.35%, 12/15/2030	400,000	477,762
8.75%, 08/15/2031	150,000	180,858

		7,304,809

Electric Utilities - 1.0%
Alabama Power Co.
3.75%, 03/01/2045	118,000	106,016
6.13%, 05/15/2038	11,000	13,380
American Electric Power Co., Inc. 1.65%, 12/15/2017	32,000	31,763
Appalachian Power Co. 6.70%, 08/15/2037	50,000	59,867
Arizona Public Service Co.
2.20%, 01/15/2020	100,000	99,060
4.50%, 04/01/2042	28,000	28,716
Baltimore Gas & Electric Co. 2.80%, 08/15/2022	95,000	94,082
Cleveland Electric Illuminating Co. 7.88%, 11/01/2017	50,000	55,016
DTE Electric Co.
2.65%, 06/15/2022	20,000	19,681
3.70%, 03/15/2045	123,000	113,016
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21,000	20,932
6.00%, 12/01/2028 - 01/15/2038	148,000	179,145
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	100,000	105,277
6.35%, 08/15/2038	80,000	102,043
Duke Energy Progress LLC
2.80%, 05/15/2022	48,000	48,037
3.00%, 09/15/2021	55,000	56,065
3.25%, 08/15/2025	111,000	111,772
4.10%, 05/15/2042 - 03/15/2043	107,000	103,819
4.15%, 12/01/2044	65,000	63,502
5.30%, 01/15/2019 (F)	70,000	76,895
Electricite de France SA
2.15%, 01/22/2019 (B)	80,000	79,621
6.00%, 01/22/2114 (B)	150,000	146,772
Florida Power & Light Co.
3.13%, 12/01/2025	150,000	150,273
5.95%, 02/01/2038	50,000	62,279

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Hydro-Quebec 9.40%, 02/01/2021	$ 250,000	$ 327,132
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	123,236
7.00%, 03/15/2019	30,000	34,004
Jersey Central Power & Light Co. 7.35%, 02/01/2019	15,000	16,882
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	65,742	71,511
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	69,581
5.30%, 10/01/2041	100,000	108,647
Nevada Power Co.
5.38%, 09/15/2040	12,000	13,251
5.45%, 05/15/2041	50,000	56,182
6.50%, 08/01/2018	50,000	55,489
7.13%, 03/15/2019	140,000	160,119
NextEra Energy Capital Holdings, Inc.
2.40%, 09/15/2019	53,000	52,218
6.00%, 03/01/2019	25,000	27,379
Niagara Mohawk Power Corp.
3.51%, 10/01/2024 (B)	141,000	141,540
4.88%, 08/15/2019 (B)	40,000	42,685
NiSource Finance Corp. 5.80%, 02/01/2042	118,000	134,119
Ohio Power Co.
5.38%, 10/01/2021	50,000	55,655
6.05%, 05/01/2018	30,000	32,587
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	65,000	72,244
7.00%, 09/01/2022	50,000	60,038
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68,000	65,730
3.25%, 06/15/2023	50,000	50,118
3.50%, 06/15/2025	94,000	95,043
4.45%, 04/15/2042	17,000	17,070
4.50%, 12/15/2041	96,000	95,679
6.05%, 03/01/2034	250,000	294,560
PacifiCorp
3.60%, 04/01/2024	105,000	108,505
3.85%, 06/15/2021	100,000	105,177
5.65%, 07/15/2018	25,000	27,251
PECO Energy Co.
2.38%, 09/15/2022	100,000	96,878
5.35%, 03/01/2018	50,000	53,724
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	52,997
Public Service Co. of Colorado
2.25%, 09/15/2022 (F)	63,000	60,727
5.80%, 08/01/2018	20,000	21,861
6.50%, 08/01/2038	45,000	59,303
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	31,708
6.63%, 11/15/2037	150,000	180,606
Public Service Electric & Gas Co.
3.00%, 05/15/2025	167,000	164,892
5.30%, 05/01/2018, MTN	30,000	32,422
5.38%, 11/01/2039, MTN	14,000	16,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	$ 26,000	$ 24,205
Southern California Edison Co.
1.85%, 02/01/2022	65,000	64,399
3.50%, 10/01/2023	106,000	109,361
3.90%, 12/01/2041	30,000	28,509
5.50%, 08/15/2018	65,000	70,818
6.05%, 03/15/2039	60,000	74,325
Southern Co. 1.95%, 09/01/2016	13,000	13,054
Southern Power Co. 4.15%, 12/01/2025	91,000	90,830
Southwestern Electric Power Co. 5.55%, 01/15/2017	150,000	155,036
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (B)	200,000	198,251
Virginia Electric & Power Co.
2.95%, 01/15/2022	27,000	27,158
3.45%, 02/15/2024	21,000	21,439
4.45%, 02/15/2044	28,000	28,799
5.40%, 04/30/2018	100,000	108,110
8.88%, 11/15/2038	90,000	141,454
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,021
3.10%, 06/01/2025	82,000	82,185
Xcel Energy, Inc.
0.75%, 05/09/2016	27,000	26,976
4.80%, 09/15/2041	9,000	9,042
6.50%, 07/01/2036	80,000	96,621

		6,584,521

Electrical Equipment - 0.0% (D)
Eaton Corp.
1.50%, 11/02/2017	22,000	21,861
4.00%, 11/02/2032	21,000	20,014
5.80%, 03/15/2037	100,000	113,411
7.63%, 04/01/2024	75,000	93,388

		248,674

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	38,969
4.50%, 03/01/2023 (F)	30,000	30,308
6.88%, 06/01/2018	40,000	43,551
7.50%, 01/15/2027	426,000	502,030

		614,858

Energy Equipment & Services - 0.3%
Boardwalk Pipelines, LP 4.95%, 12/15/2024	70,000	60,867
Cameron International Corp. 4.00%, 12/15/2023	14,000	14,062
Diamond Offshore Drilling, Inc.
4.88%, 11/01/2043	186,000	112,918
5.70%, 10/15/2039 (F)	100,000	68,364
Ensco PLC
5.20%, 03/15/2025	70,000	49,817
5.75%, 10/01/2044 (F)	50,000	32,960
Gulf South Pipeline Co., LP
4.00%, 06/15/2022	350,000	312,575
6.30%, 08/15/2017 (B)	150,000	156,204

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Halliburton Co.
3.38%, 11/15/2022	$ 76,000	$ 74,794
3.50%, 08/01/2023	157,000	154,083
7.45%, 09/15/2039	100,000	127,881
7.60%, 08/15/2096 (B)	50,000	61,942
National Oilwell Varco, Inc. 1.35%, 12/01/2017	26,000	25,441
Noble Holding International, Ltd.
3.95%, 03/15/2022 (F)	11,000	7,275
4.00%, 03/16/2018	42,000	38,032
5.25%, 03/15/2042	9,000	4,990
6.05%, 03/01/2041	120,000	71,751
6.95%, 04/01/2045	40,000	25,595
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	220,000	217,321
Schlumberger Investment SA 3.30%, 09/14/2021 (B)	41,000	40,993
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	81,000	71,996
Transocean, Inc.
4.30%, 10/15/2022	49,000	25,970
6.50%, 11/15/2020 (F)	99,000	68,310
7.13%, 12/15/2021 (F)	102,000	65,918
7.50%, 04/15/2031	25,000	14,250
8.10%, 12/15/2041	20,000	11,400
Weatherford International, Ltd. 9.88%, 03/01/2039	100,000	86,500

		2,002,209

Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.25%, 02/15/2022	129,000	126,599
CVS Health Corp.
2.75%, 12/01/2022	100,000	97,431
3.50%, 07/20/2022	134,000	136,352
4.00%, 12/05/2023	89,000	92,490
5.30%, 12/05/2043	58,000	62,297
CVS Pass-Through Trust 5.93%, 01/10/2034 (B)	62,264	68,394
Kroger Co.
2.20%, 01/15/2017	33,000	33,299
4.00%, 02/01/2024	135,000	139,914
5.00%, 04/15/2042	130,000	132,990
5.40%, 07/15/2040	12,000	12,695
6.15%, 01/15/2020	50,000	56,589
6.40%, 08/15/2017	55,000	59,060
7.50%, 04/01/2031	220,000	280,218
Sysco Corp. 3.75%, 10/01/2025	75,000	76,029
Walgreen Co. 3.10%, 09/15/2022	117,000	113,307
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	373,000	365,810
3.80%, 11/18/2024	100,000	97,017
4.50%, 11/18/2034	185,000	168,942

		2,119,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 0.3%
Bunge NA Finance, LP 5.90%, 04/01/2017	$ 16,000	$ 16,681
Bunge, Ltd. Finance Corp.
3.50%, 11/24/2020	61,000	60,660
8.50%, 06/15/2019	55,000	63,656
Cargill, Inc.
3.30%, 03/01/2022 (B)	70,000	70,421
6.00%, 11/27/2017 (B) (F)	100,000	107,354
ConAgra Foods, Inc.
1.30%, 01/25/2016	30,000	30,004
2.10%, 03/15/2018	23,000	22,930
Kellogg Co. 1.75%, 05/17/2017	38,000	38,017
Kraft Foods Group, Inc.
3.50%, 06/06/2022	64,000	64,701
5.00%, 06/04/2042	59,000	59,407
6.13%, 08/23/2018	73,000	80,150
6.50%, 02/09/2040	75,000	87,430
6.88%, 01/26/2039	356,000	421,931
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (B)	330,000	329,147
3.95%, 07/15/2025 (B)	215,000	217,002
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	184,000	185,383
Mondelez International, Inc. 4.00%, 02/01/2024	150,000	154,619
Tyson Foods, Inc. 3.95%, 08/15/2024	146,000	149,899

		2,159,392

Gas Utilities - 0.1%
AGL Capital Corp.
3.50%, 09/15/2021	75,000	75,190
4.40%, 06/01/2043	63,000	56,649
5.88%, 03/15/2041	146,000	160,086
6.38%, 07/15/2016	100,000	102,602
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	71,874
4.15%, 01/15/2043	138,000	133,608
8.50%, 03/15/2019	35,000	41,019
Boston Gas Co. 4.49%, 02/15/2042 (B)	26,000	25,285
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	110,457
Dominion Gas Holdings LLC 2.80%, 11/15/2020	59,000	59,193

		835,963

Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 1.85%, 06/15/2018	29,000	28,827
Becton Dickinson and Co.
2.68%, 12/15/2019	33,000	33,180
3.73%, 12/15/2024	40,000	40,341
Medtronic, Inc.
3.15%, 03/15/2022	175,000	176,910
4.38%, 03/15/2035	219,000	221,374

		500,632

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.3%
Aetna, Inc.
4.50%, 05/15/2042	$ 26,000	$ 25,541
6.75%, 12/15/2037	50,000	62,952
Anthem, Inc.
2.30%, 07/15/2018	70,000	69,868
3.13%, 05/15/2022	62,000	60,849
3.30%, 01/15/2023	28,000	27,211
4.63%, 05/15/2042	50,000	47,216
4.65%, 01/15/2043 - 08/15/2044	184,000	175,287
Cardinal Health, Inc. 3.75%, 09/15/2025	75,000	76,141
Express Scripts Holding Co. 3.50%, 06/15/2024	150,000	147,779
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	244,375
Roche Holdings, Inc. 3.35%, 09/30/2024 (B)	300,000	307,040
Texas Health Resources 4.33%, 11/15/2055	250,000	239,347
UnitedHealth Group, Inc.
1.90%, 07/16/2018	55,000	55,165
2.75%, 02/15/2023	23,000	22,545
2.88%, 03/15/2023	50,000	49,469
3.35%, 07/15/2022	56,000	57,279
3.38%, 11/15/2021	94,000	97,159
4.63%, 07/15/2035	70,000	72,668
6.63%, 11/15/2037	80,000	101,981

		1,939,872

Hotels, Restaurants & Leisure - 0.0% (D)
McDonald’s Corp.
4.70%, 12/09/2035, MTN	35,000	34,871
6.30%, 10/15/2037, MTN	63,000	73,902
Starbucks Corp. 4.30%, 06/15/2045	109,000	113,060

		221,833

Household Products - 0.0% (D)
Kimberly-Clark Corp.
2.40%, 03/01/2022	20,000	19,721
7.50%, 11/01/2018	15,000	17,379

		37,100

Independent Power and Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
2.95%, 01/15/2020	204,000	203,267
4.00%, 10/01/2020 (F)	60,000	61,836
4.25%, 06/15/2022	80,000	81,056
PSEG Power LLC
4.15%, 09/15/2021	125,000	127,162
4.30%, 11/15/2023 (F)	37,000	36,315

		509,636

Industrial Conglomerates - 0.1%
Danaher Corp. 2.40%, 09/15/2020	56,000	55,998
General Electric Co.
2.70%, 10/09/2022	64,000	63,732
3.38%, 03/11/2024 (F)	131,000	135,573
Koninklijke Philips NV
3.75%, 03/15/2022	100,000	102,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates (continued)
Koninklijke Philips NV (continued)
5.75%, 03/11/2018	$ 14,000	$ 14,982
7.20%, 06/01/2026	20,000	24,246

		397,185

Insurance - 0.8%
ACE INA Holdings, Inc.
2.88%, 11/03/2022	73,000	72,446
3.15%, 03/15/2025	231,000	228,300
3.35%, 05/03/2026	50,000	49,847
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	200,000	256,709
Allstate Corp. 3.15%, 06/15/2023	41,000	40,968
American International Group, Inc.
3.75%, 07/10/2025	81,000	80,276
3.88%, 01/15/2035	111,000	97,906
4.13%, 02/15/2024	71,000	72,911
Aon Corp. 6.25%, 09/30/2040	18,000	21,529
Aon PLC 3.50%, 06/14/2024	100,000	97,602
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	97,000	96,191
3.00%, 05/15/2022 (F)	25,000	25,425
4.30%, 05/15/2043	83,000	81,396
4.40%, 05/15/2042	221,000	218,817
5.40%, 05/15/2018 (F)	50,000	54,271
CNA Financial Corp. 3.95%, 05/15/2024	45,000	44,797
Liberty Mutual Group, Inc. 5.00%, 06/01/2021 (B)	47,000	50,268
Lincoln National Corp.
4.20%, 03/15/2022	162,000	169,375
4.85%, 06/24/2021	12,000	12,923
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	174,463
3.50%, 03/10/2025	129,000	126,997
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	26,000	28,152
7.63%, 11/15/2023 (B)	250,000	306,965
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (B)	214,000	212,876
1.88%, 06/22/2018 (B)	150,000	149,995
3.00%, 01/10/2023 (B)	150,000	149,243
3.65%, 06/14/2018 (B)	125,000	130,117
3.88%, 04/11/2022 (B)	200,000	208,627
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	195,000	283,030
New York Life Global Funding
0.80%, 02/12/2016 (B)	75,000	75,000
2.15%, 06/18/2019 (B)	293,000	292,765
Pacific Life Insurance Co. 9.25%, 06/15/2039 (B)	150,000	217,899
Principal Financial Group, Inc. 1.85%, 11/15/2017	13,000	13,011
Principal Life Global Funding II 1.50%, 09/11/2017 (B) (F)	200,000	199,381
Protective Life Global Funding 2.70%, 11/25/2020 (B)	250,000	249,858

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	$ 450,000	$ 574,025
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	54,600

		5,218,961

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
3.80%, 12/05/2024	197,000	204,931
4.80%, 12/05/2034	157,000	165,302

		370,233

Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022	455,000	423,528
3.45%, 08/01/2024 (F)	200,000	191,194

		614,722

IT Services - 0.2%
International Business Machines Corp.
1.25%, 02/08/2018	100,000	99,808
1.63%, 05/15/2020	348,000	339,352
6.22%, 08/01/2027	250,000	306,717
Xerox Corp.
2.75%, 09/01/2020	222,000	209,114
2.95%, 03/15/2017	26,000	26,193
5.63%, 12/15/2019	80,000	85,103
6.75%, 02/01/2017	50,000	52,396

		1,118,683

Life Sciences Tools & Services - 0.0% (D)
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	22,000	21,922
4.15%, 02/01/2024	69,000	71,669

		93,591

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.00%, 11/25/2016, MTN	200,000	200,050
2.85%, 06/01/2022, MTN (F)	46,000	45,549
3.25%, 12/01/2024, MTN	130,000	128,898
7.05%, 10/01/2018, MTN	125,000	141,760
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	34,339
Deere & Co.
2.60%, 06/08/2022	74,000	72,964
3.90%, 06/09/2042	32,000	30,592
Illinois Tool Works, Inc.
3.50%, 03/01/2024 (F)	100,000	102,770
3.90%, 09/01/2042	280,000	265,460
Ingersoll-Rand Co. 6.39%, 11/15/2027	25,000	28,573
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	81,000	83,418
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	78,826
Parker-Hannifin Corp.
4.45%, 11/21/2044, MTN	85,000	88,340
5.50%, 05/15/2018, MTN	20,000	21,614
Pentair Finance SA 2.90%, 09/15/2018	242,000	240,917

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Roper Technologies, Inc. 3.00%, 12/15/2020	$ 42,000	$ 41,826

		1,605,896

Media - 0.9%
21st Century Fox America, Inc.
6.65%, 11/15/2037	50,000	58,103
7.30%, 04/30/2028	50,000	59,885
8.88%, 04/26/2023	80,000	104,647
9.50%, 07/15/2024	70,000	95,357
CBS Corp.
3.70%, 08/15/2024	287,000	279,109
4.00%, 01/15/2026	83,000	80,937
CCO Safari II LLC
4.46%, 07/23/2022 (B)	317,000	315,894
6.38%, 10/23/2035 (B)	92,000	92,950
6.83%, 10/23/2055 (B)	125,000	123,155
Comcast Corp.
4.20%, 08/15/2034	167,000	165,429
4.25%, 01/15/2033	173,000	169,994
6.45%, 03/15/2037	50,000	62,229
6.50%, 01/15/2017 - 11/15/2035	300,000	365,959
Cox Communications, Inc.
3.25%, 12/15/2022 (B)	55,000	49,979
4.80%, 02/01/2035 (B)	350,000	289,541
8.38%, 03/01/2039 (B)	60,000	66,117
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	333,000	335,106
3.95%, 01/15/2025	85,000	83,794
4.60%, 02/15/2021	125,000	132,396
6.38%, 03/01/2041	100,000	107,332
Discovery Communications LLC
4.38%, 06/15/2021	80,000	81,983
4.95%, 05/15/2042	200,000	167,560
Historic TW, Inc. 9.15%, 02/01/2023	500,000	648,721
NBCUniversal Media LLC
4.38%, 04/01/2021	50,000	54,312
6.40%, 04/30/2040	170,000	211,835
Thomson Reuters Corp.
3.85%, 09/29/2024	254,000	248,919
3.95%, 09/30/2021	126,000	130,102
4.50%, 05/23/2043	59,000	51,316
4.70%, 10/15/2019	15,000	16,021
Time Warner Cable, Inc.
5.50%, 09/01/2041	90,000	81,328
6.75%, 07/01/2018	60,000	65,463
7.30%, 07/01/2038	100,000	108,416
8.75%, 02/14/2019	50,000	58,003
Time Warner Cos., Inc. 7.57%, 02/01/2024	40,000	48,912
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	75,000	88,478
Time Warner, Inc.
3.55%, 06/01/2024	250,000	245,311
3.60%, 07/15/2025	135,000	131,420
Viacom, Inc.
2.75%, 12/15/2019	53,000	52,284

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Viacom, Inc. (continued)
3.13%, 06/15/2022	$ 80,000	$ 74,117
3.88%, 12/15/2021	72,000	70,784
4.38%, 03/15/2043	93,000	68,124
4.50%, 02/27/2042	25,000	18,747
4.85%, 12/15/2034	32,000	26,134
6.25%, 04/30/2016	4,000	4,062
Walt Disney Co.
3.15%, 09/17/2025, MTN	250,000	252,716

		6,042,981

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (F)	131,000	124,033
5.00%, 09/30/2043	50,000	44,940
Freeport Minerals Corp.
9.50%, 06/01/2031 (F)	250,000	198,063
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	134,000	122,610
3.88%, 03/15/2023	112,000	63,840
5.40%, 11/14/2034	165,000	87,450
5.45%, 03/15/2043	227,000	118,040
Nucor Corp.
4.00%, 08/01/2023	45,000	43,632
Placer Dome, Inc.
6.45%, 10/15/2035	40,000	31,016
Rio Tinto Finance USA PLC
1.63%, 08/21/2017	88,000	86,737
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	12,000	11,763
3.75%, 09/20/2021	80,000	77,763
Teck Resources, Ltd.
3.75%, 02/01/2023 (F)	77,000	35,612
4.75%, 01/15/2022 (F)	277,000	134,345

		1,179,844

Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	82,000	81,235
3.50%, 02/01/2025	104,000	103,130
4.50%, 02/01/2045	75,000	72,059
Consumers Energy Co.
2.85%, 05/15/2022	20,000	19,801
5.65%, 04/15/2020	20,000	22,551
6.13%, 03/15/2019	100,000	112,111
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	44,449
Dominion Resources, Inc.
5.25%, 08/01/2033	100,000	103,887
DTE Energy Co.
2.40%, 12/01/2019	69,000	68,707
3.30%, 06/15/2022 (B)	79,000	79,238
3.85%, 12/01/2023	46,000	47,268
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	42,388
6.00%, 06/01/2026	50,000	61,471
Sempra Energy
2.88%, 10/01/2022	70,000	67,737
3.55%, 06/15/2024	165,000	164,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Sempra Energy (continued)
4.05%, 12/01/2023	$ 72,000	$ 74,166
6.50%, 06/01/2016	50,000	50,908
9.80%, 02/15/2019	50,000	60,504
WEC Energy Group, Inc.
3.55%, 06/15/2025	144,000	144,810

		1,420,510

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	74,000	67,063
3.45%, 01/15/2021 (F)	50,000	49,727
3.88%, 01/15/2022	200,000	196,938
4.38%, 09/01/2023	62,000	61,757
4.50%, 12/15/2034	79,000	66,028
6.90%, 01/15/2032	120,000	132,433
7.45%, 07/15/2017	30,000	32,414
Nordstrom, Inc.
4.00%, 10/15/2021	35,000	36,980
Target Corp.
6.00%, 01/15/2018	100,000	108,990

		752,330

Oil, Gas & Consumable Fuels - 2.2%
Anadarko Finance Co.
7.50%, 05/01/2031	100,000	106,264
Anadarko Petroleum Corp.
8.70%, 03/15/2019	80,000	90,892
Apache Corp.
2.63%, 01/15/2023	100,000	90,627
3.25%, 04/15/2022	14,000	13,334
4.75%, 04/15/2043	57,000	47,634
BP Capital Markets PLC
1.38%, 11/06/2017	40,000	39,765
1.85%, 05/05/2017	89,000	89,426
2.24%, 05/10/2019	150,000	150,199
2.75%, 05/10/2023	254,000	238,503
3.25%, 05/06/2022	96,000	94,804
3.54%, 11/04/2024	300,000	291,789
3.81%, 02/10/2024 (F)	116,000	115,939
Buckeye Partners, LP
4.88%, 02/01/2021	300,000	291,800
5.85%, 11/15/2043	100,000	77,242
Burlington Resources Finance Co.
7.40%, 12/01/2031	25,000	29,776
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	125,000	121,578
5.90%, 02/01/2018	25,000	26,028
6.25%, 03/15/2038	140,000	127,425
6.45%, 06/30/2033	124,000	119,165
7.20%, 01/15/2032	20,000	19,939
Cenovus Energy, Inc.
3.00%, 08/15/2022	325,000	288,238
4.45%, 09/15/2042	42,000	30,620
6.75%, 11/15/2039	89,000	84,629
Chevron Corp.
2.36%, 12/05/2022	60,000	57,293
CNOOC Finance LLC
3.50%, 05/05/2025	235,000	223,684

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC Finance Pty, Ltd.
2.63%, 05/05/2020	$ 230,000	$ 224,838
CNOOC Nexen Finance ULC
4.25%, 04/30/2024	209,000	210,656
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	100,000	103,286
ConocoPhillips Co.
2.20%, 05/15/2020 (F)	82,000	79,348
3.35%, 05/15/2025 (F)	225,000	203,329
5.75%, 02/01/2019	75,000	81,177
Devon Energy Corp.
3.25%, 05/15/2022	64,000	54,402
4.75%, 05/15/2042	52,000	36,917
6.30%, 01/15/2019	30,000	30,909
7.95%, 04/15/2032	150,000	155,003
Devon Financing Corp. LLC
7.88%, 09/30/2031	100,000	102,566
Ecopetrol SA
4.13%, 01/16/2025	100,000	80,000
5.38%, 06/26/2026	116,000	98,890
Encana Corp.
6.50%, 05/15/2019 - 08/15/2034	80,000	71,351
Energy Transfer Partners, LP
3.60%, 02/01/2023	143,000	117,712
4.75%, 01/15/2026	123,000	103,453
5.15%, 03/15/2045	39,000	27,566
Eni SpA
5.70%, 10/01/2040 (B)	125,000	112,183
EnLink Midstream Partners, LP
2.70%, 04/01/2019	131,000	119,526
4.15%, 06/01/2025	238,000	183,049
5.05%, 04/01/2045	58,000	35,965
Enterprise Products Operating LLC
3.35%, 03/15/2023	200,000	180,852
3.75%, 02/15/2025	110,000	100,618
3.90%, 02/15/2024	158,000	147,415
4.90%, 05/15/2046	88,000	71,913
4.95%, 10/15/2054	46,000	35,985
5.10%, 02/15/2045	39,000	32,668
5.25%, 01/31/2020	104,000	109,525
5.75%, 03/01/2035	200,000	184,899
EOG Resources, Inc.
2.63%, 03/15/2023	36,000	34,105
Exxon Mobil Corp.
2.40%, 03/06/2022	300,000	295,386
Harvest Operations Corp.
2.13%, 05/14/2018 (B)	200,000	199,158
Hess Corp.
7.88%, 10/01/2029	25,000	27,309
Kerr-McGee Corp.
7.88%, 09/15/2031	250,000	269,718
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	59,367
4.25%, 02/01/2021	167,000	166,951
5.15%, 10/15/2043	178,000	152,632
Marathon Oil Corp.
3.85%, 06/01/2025 (F)	160,000	128,776
6.60%, 10/01/2037	130,000	111,535

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.
3.63%, 09/15/2024	$ 145,000	$ 135,116
Noble Energy, Inc.
4.15%, 12/15/2021	120,000	116,297
5.05%, 11/15/2044	100,000	80,740
5.63%, 05/01/2021	142,000	138,903
5.88%, 06/01/2022	108,000	102,740
Occidental Petroleum Corp.
1.75%, 02/15/2017	28,000	28,056
2.70%, 02/15/2023	40,000	37,646
3.50%, 06/15/2025	91,000	88,880
4.63%, 06/15/2045	39,000	37,829
ONEOK Partners, LP
3.38%, 10/01/2022	95,000	77,057
3.80%, 03/15/2020 (F)	105,000	99,805
4.90%, 03/15/2025 (F)	470,000	395,852
6.65%, 10/01/2036	210,000	173,594
Petro-Canada
6.05%, 05/15/2018	40,000	42,877
6.80%, 05/15/2038	50,000	54,669
Petrobras Global Finance BV
4.38%, 05/20/2023 (F)	112,000	73,920
6.25%, 03/17/2024	354,000	253,995
6.75%, 01/27/2041	175,000	112,000
6.85%, 06/05/2115	26,000	16,835
7.88%, 03/15/2019 (F)	100,000	88,500
Petroleos Mexicanos
4.25%, 01/15/2025 (B) (F)	67,000	58,625
4.50%, 01/23/2026 (B) (F)	205,000	180,092
4.88%, 01/18/2024	44,000	41,030
5.63%, 01/23/2046 (B)	129,000	98,711
6.38%, 01/23/2045	106,000	89,716
Phillips 66
2.95%, 05/01/2017	33,000	33,449
4.30%, 04/01/2022	17,000	17,490
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	71,000	62,962
3.60%, 11/01/2024	250,000	200,558
4.65%, 10/15/2025 (F)	350,000	305,533
4.90%, 02/15/2045	162,000	116,507
Shell International Finance BV
1.13%, 08/21/2017	85,000	84,405
2.13%, 05/11/2020	175,000	172,159
4.13%, 05/11/2035	253,000	241,495
6.38%, 12/15/2038	150,000	177,330
Sinopec Group Overseas Development, Ltd.
4.38%, 10/17/2023 (B)	208,000	215,083
Spectra Energy Capital LLC
3.30%, 03/15/2023	130,000	111,221
5.65%, 03/01/2020	150,000	157,599
7.50%, 09/15/2038	140,000	138,685
8.00%, 10/01/2019	120,000	136,476
Spectra Energy Partners, LP
2.95%, 09/25/2018	80,000	78,605
3.50%, 03/15/2025	125,000	109,337
5.95%, 09/25/2043	63,000	60,158

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA
1.15%, 05/15/2018 (F)	$ 134,000	$ 131,796
2.65%, 01/15/2024	214,000	200,171
2.75%, 11/10/2021	31,000	30,804
3.13%, 08/17/2017	33,000	33,848
3.15%, 01/23/2022	33,000	32,899
3.25%, 11/10/2024 (F)	107,000	104,944
4.25%, 11/23/2041	27,000	25,439
Suncor Energy, Inc.
3.60%, 12/01/2024	210,000	197,794
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	47,000	40,649
4.95%, 01/15/2043	198,000	141,599
5.30%, 04/01/2044	50,000	37,211
5.35%, 05/15/2045	133,000	98,764
5.50%, 02/15/2020	180,000	186,702
5.95%, 12/01/2025 (F)	100,000	95,267
Talisman Energy, Inc.
7.75%, 06/01/2019	60,000	64,656
Tosco Corp.
7.80%, 01/01/2027	100,000	122,150
Total Capital Canada, Ltd.
0.70%, 01/15/2016 (A)	36,000	36,000
Total Capital International SA
0.75%, 01/25/2016	23,000	23,000
1.50%, 02/17/2017	55,000	55,098
1.55%, 06/28/2017	66,000	66,169
2.70%, 01/25/2023	150,000	143,798
2.75%, 06/19/2021	250,000	249,036
3.75%, 04/10/2024	29,000	29,455
Total Capital SA
2.30%, 03/15/2016	100,000	100,278
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	51,000	50,799
3.75%, 10/16/2023	100,000	98,412
7.13%, 01/15/2019	70,000	77,976
Western Gas Partners, LP
5.38%, 06/01/2021	69,000	69,841
5.45%, 04/01/2044	118,000	93,697

		15,088,320

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.00%, 03/12/2020	91,000	90,928
3.45%, 03/15/2022	302,000	302,329
4.55%, 03/15/2035	217,000	210,893
Actavis, Inc.
3.25%, 10/01/2022	38,000	37,360
Allergan, Inc.
2.80%, 03/15/2023	250,000	235,453
Bayer US Finance LLC
3.38%, 10/08/2024 (B)	200,000	201,423
Forest Laboratories LLC
5.00%, 12/15/2021 (B)	139,000	151,038
Merck & Co., Inc.
2.35%, 02/10/2022	86,000	84,440
2.40%, 09/15/2022	62,000	60,752
2.80%, 05/18/2023	94,000	93,535
3.70%, 02/10/2045	20,000	18,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Zoetis, Inc.
1.88%, 02/01/2018	$ 26,000	$ 25,653
3.25%, 02/01/2023	130,000	124,130
3.45%, 11/13/2020	37,000	37,043
4.50%, 11/13/2025	70,000	70,942
4.70%, 02/01/2043	26,000	22,698

		1,767,086

Real Estate Investment Trusts - 0.4%
American Tower Corp.
3.50%, 01/31/2023	100,000	97,741
5.00%, 02/15/2024 (F)	57,000	60,336
Equity Commonwealth
5.88%, 09/15/2020	312,000	335,304
ERP Operating, LP
4.63%, 12/15/2021	77,000	83,567
HCP, Inc.
2.63%, 02/01/2020	76,000	74,828
3.40%, 02/01/2025	95,000	88,491
3.88%, 08/15/2024	176,000	170,584
4.20%, 03/01/2024	30,000	29,801
4.25%, 11/15/2023	58,000	58,082
National Retail Properties, Inc.
4.00%, 11/15/2025	204,000	200,355
Prologis, LP
3.75%, 11/01/2025	32,000	31,743
4.25%, 08/15/2023	76,000	79,967
Realty Income Corp.
3.25%, 10/15/2022	390,000	376,368
Simon Property Group, LP
2.15%, 09/15/2017	167,000	168,550
3.75%, 02/01/2024	200,000	207,910
4.13%, 12/01/2021	67,000	71,419
Ventas Realty, LP
3.50%, 02/01/2025	54,000	51,707
3.75%, 05/01/2024	44,000	43,117
4.13%, 01/15/2026	45,000	44,858
Ventas Realty, LP / Ventas Capital Corp.
3.25%, 08/15/2022	170,000	165,493
Welltower, Inc.
4.00%, 06/01/2025	74,000	72,791
4.50%, 01/15/2024	73,000	74,681

		2,587,693

Road & Rail - 0.5%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	49,274
3.05%, 03/15/2022	87,000	87,225
3.45%, 09/15/2021	22,000	22,485
3.60%, 09/01/2020	25,000	26,057
3.75%, 04/01/2024	124,000	127,023
4.38%, 09/01/2042	88,000	83,203
5.15%, 09/01/2043	154,000	162,420
5.65%, 05/01/2017	50,000	52,583
6.70%, 08/01/2028	50,000	61,261
Canadian Pacific Railway Co.
2.90%, 02/01/2025	208,000	195,789
4.50%, 01/15/2022	370,000	393,516
6.13%, 09/15/2115	27,000	27,350

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Canadian Pacific Railway Co. (continued)
7.13%, 10/15/2031	$ 50,000	$ 61,915
CSX Corp.
3.40%, 08/01/2024	350,000	347,974
3.95%, 05/01/2050	42,000	35,524
4.10%, 03/15/2044	16,000	14,495
4.25%, 06/01/2021	22,000	23,266
5.50%, 04/15/2041	37,000	40,757
7.90%, 05/01/2017	60,000	64,922
Norfolk Southern Corp.
3.25%, 12/01/2021	55,000	54,858
3.95%, 10/01/2042	35,000	30,126
6.00%, 03/15/2105 - 05/23/2111	290,000	307,050
Ryder System, Inc.
2.50%, 03/01/2017 - 05/11/2020, MTN	161,000	158,378
2.65%, 03/02/2020, MTN	79,000	77,716
2.88%, 09/01/2020, MTN	69,000	68,166
3.60%, 03/01/2016, MTN	25,000	25,098
Union Pacific Corp.
2.95%, 01/15/2023	16,000	16,050
3.65%, 02/15/2024	37,000	38,622
4.16%, 07/15/2022	7,000	7,569
4.30%, 06/15/2042	20,000	19,993
Union Pacific Railroad Co. Pass-Through Trust
2.70%, 05/12/2027	300,000	288,638
4.70%, 01/02/2024	57,547	61,503

		3,030,806

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.10%, 07/29/2022	40,000	40,789
3.30%, 10/01/2021	46,000	47,648
3.70%, 07/29/2025	107,000	110,676
4.00%, 12/15/2032	221,000	219,956
Texas Instruments, Inc.
1.65%, 08/03/2019	183,000	181,150

		600,219

Software - 0.3%
Intuit, Inc.
5.75%, 03/15/2017	215,000	225,262
Microsoft Corp.
0.88%, 11/15/2017	23,000	22,915
2.13%, 11/15/2022	34,000	32,848
2.38%, 02/12/2022 - 05/01/2023	206,000	200,953
3.50%, 02/12/2035	55,000	50,833
3.63%, 12/15/2023	111,000	116,646
4.00%, 02/12/2055	57,000	51,202
4.20%, 11/03/2035	103,000	105,179
4.75%, 11/03/2055	109,000	112,902
Oracle Corp.
2.80%, 07/08/2021	281,000	284,626
2.95%, 05/15/2025	450,000	438,386
4.30%, 07/08/2034	407,000	404,887
5.25%, 01/15/2016	30,000	30,044
5.75%, 04/15/2018	100,000	109,113
6.13%, 07/08/2039	82,000	99,155
6.50%, 04/15/2038	30,000	37,623

		2,322,574

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.2%
Bed Bath & Beyond, Inc.
4.92%, 08/01/2034	$ 323,000	$ 288,167
Gap, Inc.
5.95%, 04/12/2021 (F)	50,000	52,895
Home Depot, Inc.
2.63%, 06/01/2022	40,000	39,958
4.25%, 04/01/2046	121,000	123,697
5.40%, 03/01/2016	85,000	85,598
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	74,926
3.38%, 09/15/2025	119,000	120,820
4.65%, 04/15/2042	54,000	57,119
5.13%, 11/15/2041	33,000	36,539
5.50%, 10/15/2035	150,000	174,766

		1,054,485

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.58%, 05/03/2018 (A)	138,000	137,711
2.15%, 02/09/2022	273,000	264,981
2.40%, 05/03/2023	256,000	249,438
2.85%, 05/06/2021	252,000	258,073
3.20%, 05/13/2025	192,000	194,324
3.45%, 02/09/2045	125,000	107,620
Dell, Inc.
7.10%, 04/15/2028	25,000	24,062
HP, Inc.
4.38%, 09/15/2021	24,000	23,615
6.00%, 09/15/2041	82,000	71,597

		1,331,421

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.88%, 07/17/2018 (B)	53,000	53,334
3.38%, 02/01/2022 (B)	277,000	268,963
4.25%, 01/17/2023 (B)	100,000	100,619

		422,916

Water Utilities - 0.0% (D)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	185,920

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV
6.13%, 03/30/2040	100,000	110,011
Crown Castle Towers LLC
3.22%, 05/15/2042 (B)	125,000	123,333
Rogers Communications, Inc.
3.63%, 12/15/2025	76,000	74,754
4.10%, 10/01/2023	176,000	181,346
8.75%, 05/01/2032	50,000	67,594
Vodafone Group PLC
1.50%, 02/19/2018	125,000	123,611
6.25%, 11/30/2032	180,000	186,487

		867,136

Total Corporate Debt Securities (Cost $134,750,419)		132,572,111

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
African Development Bank
8.80%, 09/01/2019	$ 225,000	$ 274,281
Brazilian Government International Bond
5.00%, 01/27/2045	200,000	133,500
Colombia Government International Bond
4.50%, 01/28/2026	200,000	191,000
5.00%, 06/15/2045	200,000	167,000
Israel Government AID Bond
5.50%, 09/18/2033	100,000	129,123
Series 2006-Z
Zero Coupon, 02/15/2022	1,500,000	1,289,004
Series 2007-Z
Zero Coupon, 08/15/2025	1,000,000	746,969
Series 2008-Z
Zero Coupon, 02/15/2024 - 02/15/2025	2,000,000	1,558,999
Series 2010-Z
Zero Coupon, 02/15/2025	500,000	381,647
Israel Government AID Bond, Principal Only STRIPS
Series 2004-Z 08/15/2023	1,000,000	812,356
Mexico Government International Bond
3.60%, 01/30/2025	414,000	403,443
4.00%, 10/02/2023	232,000	235,016
5.55%, 01/21/2045	448,000	459,200
3.50%, 01/21/2021, MTN (F)	244,000	247,660
4.75%, 03/08/2044, MTN	60,000	54,660
Peruvian Government International Bond
5.63%, 11/18/2050	36,000	36,720
Poland Government International Bond
4.00%, 01/22/2024	133,000	139,916
Province of Ontario, Canada
1.65%, 09/27/2019	173,000	170,834
South Africa Government International Bond
5.38%, 07/24/2044	252,000	226,800
Turkey Government International Bond
4.25%, 04/14/2026	200,000	187,510
5.75%, 03/22/2024	200,000	211,304

Total Foreign Government Obligations (Cost $8,184,091)		8,056,942

MORTGAGE-BACKED SECURITIES - 5.4%
A10 Securitization LLC
Series 2013-1, Class A
2.40%, 11/15/2025 (B)	48,980	48,990
Series 2015-1, Class A1
2.10%, 04/15/2034 (B)	473,000	468,426
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027 (B)	431,473	432,354
Series 2013-2, Class B
4.38%, 11/15/2027 (B)	250,000	250,215
Series 2014-1, Class A1
1.72%, 04/15/2033 (B)	298,836	296,853
Series 2014-1, Class A2
3.02%, 04/15/2033 (B)	301,000	300,209
Ajax Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051 (A) (B) (C)	316,196	313,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Ajax Mortgage Loan Trust (continued)
Series 2013-B, Class A
3.50%, 02/25/2051 (A) (B) (C)	$ 243,142	$ 241,563
Series 2014-A, Class A
3.75%, 10/25/2057 (A) (B)	405,148	406,551
Series 2015-B, Class A
3.88%, 07/25/2060 (A) (B)	243,688	242,741
Alternative Loan Trust
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	404,223	407,176
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	280,972	273,631
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	105,205	96,631
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8
4.33%, 07/25/2035 (A)	468,507	56,434
Series 2005-22T1, Class A2
4.65%, 06/25/2035 (A)	821,468	122,805
Series 2005-J1, Class 1A4
4.68%, 02/25/2035 (A)	259,632	18,104
Angel Oak Mortgage Trust LLC
Series 2015-1, Class A 4.50%, 11/25/2045 (A) (B)	436,000	435,234
ASG Resecuritization Trust
Series 2009-1, Class A60
5.63%, 06/26/2037 (A) (B)	48,273	47,789
Series 2009-3, Class A65
2.10%, 03/26/2037 (A) (B)	86,717	86,361
Series 2009-4, Class A60
6.00%, 06/28/2037 (B)	7,600	7,595
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030 (B)	100,000	99,378
Series 2014-520M, Class C
4.21%, 08/15/2046 (A) (B)	200,000	187,864
Banc of America Alternative Loan Trust
Series 2003-7, Class 1CB1
5.50%, 09/25/2033	157,424	161,127
Series 2003-7, Class 2A4
5.00%, 09/25/2018	9,887	9,986
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4
5.89%, 07/10/2044 (A)	138,150	138,879
Series 2006-5, Class A4
5.41%, 09/10/2047	324,280	328,035
Series 2007-5, Class A4
5.49%, 02/10/2051	254,317	263,408
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.84%, 03/20/2035 (A)	154,779	154,013
Series 2010-R11A, Class 1A6
5.12%, 08/26/2035 (A) (B)	36,792	37,078
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1
03/25/2034	33,244	27,456
Series 2005-7, Class 30
11/25/2035	41,237	33,163

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Principal Only STRIPS (continued)
Series 2005-8, Class 30
01/25/2036	$ 13,171	$ 9,165
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM 4.73%, 07/10/2043	7,825	7,812
Banc of America Mortgage Trust
Series 2003-J, Class 3A2
2.76%, 11/25/2033 (A)	184,854	184,605
Series 2004-3, Class 1A26
5.50%, 04/25/2034	45,543	46,255
Series 2004-6, Class 1A3
5.50%, 05/25/2034	80,690	81,941
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036 (B)	550,000	547,147
Series 2012-TFT, Class A
2.89%, 06/05/2030 (B)	350,000	346,081
BCAP LLC Trust
Series 2010-RR7, Class 2A1
2.27%, 07/26/2045 (A) (B)	145,397	145,708
Series 2011-RR10, Class 2A1
1.15%, 09/26/2037 (A) (B)	243,953	234,676
Series 2012-RR10, Class 1A1
0.45%, 02/26/2037 (A) (B)	219,858	212,821
Series 2012-RR10, Class 3A1
0.41%, 05/26/2036 (A) (B)	189,270	181,854
Series 2012-RR2, Class 1A1
0.39%, 08/26/2036 (A) (B)	66,271	65,727
Series 2012-RR3, Class 2A5
2.08%, 05/26/2037 (A) (B)	114,000	114,116
Series 2012-RR4, Class 8A3
0.44%, 06/26/2047 (A) (B)	167,033	161,631
Bear Stearns Alt-A Trust
Series 2004-6, Class 1A 1.06%, 07/25/2034 (A)	401,175	384,080
Bear Stearns ARM Trust
Series 2006-1, Class A1 2.58%, 02/25/2036 (A)	140,651	139,320
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class A4 5.54%, 09/11/2041	232,272	234,471
CGBAM Commercial Mortgage Trust
Series 2014-HD, Class A 1.13%, 02/15/2031 (A) (B)	200,000	199,295
Chase Mortgage Finance Trust
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	82,754	83,689
Series 2007-A1, Class 1A3
2.70%, 02/25/2037 (A)	163,566	161,888
Series 2007-A2, Class 2A1
2.72%, 07/25/2037 (A)	67,704	68,295
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	114,633	120,290
Series 2004-3, Class A4
5.75%, 04/25/2034	68,780	71,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2004-7, Class 2A1
2.51%, 06/25/2034 (A)	$ 37,355	$ 36,611
Series 2004-8, Class 2A1
4.50%, 06/25/2019	17,941	18,390
Series 2004-HYB1, Class 2A
2.62%, 05/20/2034 (A)	35,005	33,313
Series 2005-22, Class 2A1
2.71%, 11/25/2035 (A)	230,958	196,835
Citigroup Commercial Mortgage Trust
Series 2013-SMP, Class A 2.11%, 01/12/2030 (B)	91,448	91,571
Citigroup Mortgage Loan Trust
Series 2003-1, Class 2A5
5.25%, 10/25/2033	46,005	46,888
Series 2010-8, Class 5A6
4.00%, 11/25/2036 (B)	159,166	160,580
Series 2010-8, Class 6A6
4.50%, 12/25/2036 (B)	197,432	200,124
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1, Class A4 5.22%, 08/15/2048	58,210	59,138
COMM Mortgage Trust
Series 2013-SFS, Class A2
2.99%, 04/12/2035 (A) (B)	125,000	124,257
Series 2014-KYO, Class A
1.20%, 06/11/2027 (A) (B)	1,058,000	1,045,723
Series 2014-PAT, Class A
1.12%, 08/13/2027 (A) (B)	198,000	195,023
Series 2014-TWC, Class A
1.05%, 02/13/2032 (A) (B)	2,015,000	1,992,054
Series 2014-TWC, Class B
2.02%, 02/13/2032 (A) (B)	500,000	496,204
Series 2015-CR25, Class A4
3.76%, 08/10/2048	422,000	430,372
Commercial Mortgage Trust Series
2006-GG7, Class AM 5.83%, 07/10/2038 (A)	50,000	50,551
Credit Suisse Commercial Mortgage Trust
Series 2006-C2, Class A3 5.66%, 03/15/2039 (A)	26,199	26,159
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	47,323	48,877
Series 2003-27, Class 5A4
5.25%, 11/25/2033	62,078	63,307
Series 2004-5, Class 3A1
5.25%, 08/25/2019	21,638	22,100
CSMC Trust
Series 2010-11R, Class A6
1.42%, 06/28/2047 (A) (B)	646,401	625,616
Series 2011-6R, Class 3A1
2.87%, 07/28/2036 (A) (B)	43,506	43,713
Series 2012-3R, Class 1A1
2.38%, 07/27/2037 (A) (B)	58,943	58,686
Series 2014-ICE, Class A
1.13%, 04/15/2027 (A) (B)	505,000	501,713

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
FDIC Trust
Series 2013-N1, Class A 4.50%, 10/25/2018 (B)	$ 15,710	$ 15,720
GMACM Mortgage Loan Trust
Series 2004-J5, Class A7 6.50%, 01/25/2035	37,598	39,722
GS Mortgage Securities Corp. II
Series 2013-KING, Class A 2.71%, 12/10/2027 (B)	138,657	139,805
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A
3.55%, 04/10/2034 (B)	750,000	770,795
Series 2013-NYC5, Class A
2.32%, 01/10/2030 (B)	100,000	100,665
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.31%, 08/10/2044 (A) (B)	200,000	200,306
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.77%, 03/25/2035 (A) (B)	216,437	185,666
Series 2005-RP3, Class 1AF
0.77%, 09/25/2035 (A) (B)	130,300	107,190
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	111,077	114,779
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	76,322	78,966
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	119,821	124,925
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	122,470	108,989
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	198,874	195,281
HILT Mortgage Trust
Series 2014-ORL, Class A
1.23%, 07/15/2029 (A) (B)	850,000	843,557
Homeowner Assistance Program Reverse Mortgage Loan Trust
Series 2013-RM1, Class A
4.00%, 05/26/2053 (B) (C)	528,579	520,122
Impac Secured Assets Trust
Series 2006-1, Class 2A1
0.77%, 05/25/2036 (A)	128,583	117,254
Series 2006-2, Class 2A1
0.77%, 08/25/2036 (A)	30,817	30,115
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (A)	98,440	98,562
Series 2007-C1, Class A4
5.72%, 02/15/2051	491,865	513,728
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS
Series 2006-LDP8, Class X
0.50%, 05/15/2045 (A)	3,291,879	7,918
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3
2.68%, 11/25/2033 (A)	70,532	70,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Trust
Series 2013-GCP, Class A2
3.99%, 02/15/2036 (B)	$ 154,000	$ 157,607
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3
5.43%, 02/15/2040	162,448	166,718
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.78%, 04/21/2034 (A)	93,472	93,922
Series 2004-13, Class 3A7
2.77%, 11/21/2034 (A)	48,662	49,715
Series 2004-3, Class 4A2
2.39%, 04/25/2034 (A)	38,885	36,428
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1
4.50%, 09/25/2019	33,458	33,907
Series 2004-5, Class 5A1
4.75%, 06/25/2019	22,968	23,445
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	83,374	85,637
MASTR Re-REMIC Trust, Principal Only STRIPS
Series 2005, Class 3
05/28/2035 (B)	61,099	48,136
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
1.04%, 10/25/2028 (A)	566,292	541,193
Series 2004-1, Class 2A1
2.24%, 12/25/2034 (A)	123,522	123,978
Series 2004-A, Class A1
0.88%, 04/25/2029 (A)	409,072	392,694
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class A3
3.67%, 02/15/2047	350,000	362,211
Morgan Stanley Capital I Trust
Series 2006-T23, Class A4
5.85%, 08/12/2041 (A)	582,930	587,021
Series 2011-C3, Class A3
4.05%, 07/15/2049	100,000	104,789
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA
1.00%, 03/27/2051 (B)	145,782	143,959
Series 2012-XA, Class A
2.00%, 07/27/2049 (B)	195,586	194,511
Series 2012-XA, Class B
0.25%, 07/27/2049 (B)	150,000	136,065
MortgageIT Trust
Series 2005-1, Class 1A1
1.06%, 02/25/2035 (A)	49,306	48,079
Nationstar HECM Loan Trust
Series 2015-2A, Class A
3.00%, 11/25/2025 (B)	437,217	436,780
Series 2015-2A, Class M1
4.00%, 11/25/2025 (B)	395,000	394,605
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2
6.00%, 05/25/2033	10,545	10,868

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust (continued)
Series 2003-A1, Class A5
7.00%, 04/25/2033	$ 13,979	$ 14,483
NorthStar
Series 2013-1A, Class A
2.27%, 08/25/2029 (A) (B)	103,276	103,373
PFP, Ltd.
Series 2015-2, Class A
1.77%, 07/14/2034 (A) (B)	276,000	276,116
Series 2015-2, Class C
3.57%, 07/14/2034 (A) (B)	100,000	100,042
Series 2015-2, Class D
4.32%, 07/14/2034 (A) (B)	100,000	100,043
PHH Alternative Mortgage Trust, Interest Only STRIPS
Series 2007-2, Class 2X
6.00%, 05/25/2037	273,185	69,389
RAIT Trust
Series 2014-FL2, Class B
2.48%, 05/13/2031 (A) (B)	300,000	293,523
Series 2014-FL3, Class A
1.58%, 12/15/2031 (A) (B)	243,438	242,825
Series 2015-FL4, Class A
1.68%, 12/15/2031 (A) (B)	273,326	270,362
Series 2015-FL5, Class B
4.26%, 01/15/2031 (A) (B)	295,000	295,000
RALI Trust
Series 2002-QS16, Class A3
15.74%, 10/25/2017 (A)	4,433	4,663
Series 2003-QS19, Class A1
5.75%, 10/25/2033	89,595	94,281
Series 2003-QS3, Class A2
15.57%, 02/25/2018 (A)	5,193	5,482
Series 2004-QS3, Class CB
5.00%, 03/25/2019	53,176	53,298
RBS Commercial Funding, Inc.
Series 2013-SMV, Class A
3.26%, 03/11/2031 (B)	160,000	160,662
RBSSP Resecuritization Trust
Series 2010-9, Class 7A5
4.00%, 05/26/2037 (A) (B)	52,100	52,277
RCMC LLC
Series 2012-CRE1, Class A 5.62%, 11/15/2044 (B)	77,348	78,196
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A
1.73%, 08/15/2032 (A) (B)	160,000	158,408
Series 2015-CRE4, Class B
3.33%, 08/15/2032 (A) (B)	153,000	150,725
RFMSI Trust, Principal Only STRIPS
Series 2004-S6, Class 2A6
06/25/2034	16,024	13,721
Sequoia Mortgage Trust
Series 2003-1, Class 1A
1.16%, 04/20/2033 (A)	236,206	226,148
Series 2004-11, Class A1
1.00%, 12/20/2034 (A)	187,495	181,892

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust (continued)
Series 2004-8, Class A1
1.10%, 09/20/2034 (A)	$ 382,695	$ 364,234
Series 2004-9, Class A1
1.08%, 10/20/2034 (A)	325,930	311,033
Springleaf Mortgage Loan Trust
Series 2013-1A, Class A
1.27%, 06/25/2058 (A) (B)	156,316	155,683
Series 2013-1A, Class M1
2.31%, 06/25/2058 (A) (B)	166,000	166,227
Series 2013-1A, Class M2
3.14%, 06/25/2058 (A) (B)	108,000	108,132
Series 2013-1A, Class M3
3.79%, 06/25/2058 (A) (B)	127,000	127,320
Series 2013-2A, Class A
1.78%, 12/25/2065 (A) (B)	320,951	320,681
Series 2013-2A, Class M1
3.52%, 12/25/2065 (A) (B)	125,000	125,781
Series 2013-3A, Class M1
3.79%, 09/25/2057 (A) (B)	153,000	154,512
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4
2.59%, 02/25/2034 (A)	464,304	461,450
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
1.10%, 01/19/2034 (A)	486,533	470,082
Series 2004-AR1, Class 1A1
1.10%, 03/19/2034 (A)	447,002	433,356
Series 2004-AR5, Class 1A1
1.06%, 10/19/2034 (A)	71,506	68,376
Series 2005-AR5, Class A3
0.65%, 07/19/2035 (A)	212,990	203,433
Structured Asset Securities Corp. Series 2005-6, Class 4A1 5.00%, 05/25/2035	12,366	12,529
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-29, Class 1A1
4.75%, 09/25/2018	50,065	50,749
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	87,001	88,740
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A 2.21%, 12/25/2044 (A)	160,560	158,729
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030 (B)	231,000	232,690
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	130,000	133,001
Series 2013-C6, Class A4
3.24%, 04/10/2046	286,000	286,659
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA 1.71%, 05/10/2063 (A) (B)	1,033,233	65,723

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Vendee Mortgage Trust Series 1997-1, Class 2Z 7.50%, 02/15/2027	$ 462,062	$ 535,914
VNDO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 (B)	544,235	536,161
Series 2013-PENN, Class A
3.81%, 12/13/2029 (B)	400,000	415,161
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC 0.10%, 03/15/2045 (A) (B)	4,837,995	50
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6
2.53%, 10/25/2033 (A)	167,138	169,092
Series 2003-AR6, Class A1
2.55%, 06/25/2033 (A)	55,101	55,087
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	80,489	83,350
Series 2003-S9, Class A8
5.25%, 10/25/2033	87,153	89,410
Series 2004-AR3, Class A2
2.46%, 06/25/2034 (A)	29,794	30,113
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7 5.50%, 06/25/2035	226,017	213,512
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4
4.63%, 04/25/2035 (A)	730,757	104,416
Series 2005-3, Class CX
5.50%, 05/25/2035	254,306	51,977
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P 03/25/2033	12,101	9,183
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A 2.71%, 03/18/2028 (A) (B)	400,000	401,348
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037 (A) (B)	71,598	70,524
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.62%, 06/25/2033 (A)	142,276	143,374
Series 2003-K, Class 1A1
2.62%, 11/25/2033 (A)	22,332	22,445
Series 2004-EE, Class 3A1
2.71%, 12/25/2034 (A)	143,271	144,468
Series 2004-I, Class 1A1
2.78%, 07/25/2034 (A)	137,977	140,206
Series 2004-P, Class 2A1
2.74%, 09/25/2034 (A)	168,498	169,042
Series 2004-V, Class 1A1
2.74%, 10/25/2034 (A)	51,038	51,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2005-AR3, Class 1A1
2.75%, 03/25/2035 (A)	$ 597,375	$ 601,077
Series 2005-AR8, Class 2A1
2.73%, 06/25/2035 (A)	37,430	37,591
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 (B)	53,123	53,123

Total Mortgage-Backed Securities (Cost $36,164,982)		36,492,808

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (D)
City of Los Angeles Department of Airports, Revenue Bonds Series C 6.58%, 05/15/2039	65,000	83,248

Illinois - 0.0% (D)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	200,000	189,210

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	214,236
5.65%, 11/01/2040	155,000	183,410

		397,646

Ohio - 0.0% (D)
Ohio State University, Revenue Bonds Series A 4.80%, 06/01/2111	130,000	125,339

Total Municipal Government Obligations (Cost $804,394)		795,443

U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.8%
Federal Home Loan Bank 5.50%, 07/15/2036	150,000	194,847
Federal Home Loan Mortgage Corp.
0.88%, 07/15/2042 - 03/15/2044 (A)	2,649,913	2,670,712
2.11%, 07/01/2036 (A)	73,064	77,242
2.17%, 08/01/2036 (A)	98,575	104,309
2.26%, 10/01/2036 (A)	49,229	51,708
2.37%, 03/01/2037 (A)	86,112	90,880
2.38%, 01/01/2035 (A)	62,603	66,508
2.46%, 11/01/2036 (A)	64,492	68,271
2.50%, 05/01/2036 (A)	53,111	56,164
2.51%, 12/01/2036 (A)	11,323	12,021
2.52%, 02/01/2037 (A)	159,970	169,949
2.60%, 06/01/2036 (A)	221,200	234,758
2.61%, 10/01/2036 (A)	81,455	87,027
2.64%, 09/01/2034 (A)	79,126	83,923
2.66%, 02/01/2036 (A)	199,129	211,848
3.00%, 08/15/2042 - 01/15/2044	4,500,537	4,458,024
3.50%, 01/01/2032 - 06/01/2043	3,847,412	3,968,412
4.00%, 06/01/2042 - 01/01/2043	2,374,849	2,529,433
4.50%, 05/01/2041	481,582	520,752
5.00%, 10/01/2017 - 04/01/2018	78,079	80,807

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.50%, 06/01/2020 - 08/01/2038	$ 100,138	$ 109,024
6.00%, 10/01/2017 - 12/01/2034	351,930	382,414
6.50%, 04/01/2016 - 11/01/2036	101,160	110,110
7.00%, 01/01/2031	122,930	142,891
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.94%, 09/25/2022 (A)	1,103,000	1,099,074
2.60%, 09/25/2020	142,000	143,840
2.62%, 01/25/2023	1,250,000	1,249,550
2.77%, 05/25/2025	750,000	737,584
3.39%, 03/25/2024	857,000	887,796
3.49%, 01/25/2024	1,300,000	1,357,330
Federal Home Loan Mortgage Corp. REMIC
0.59%, 07/15/2037 (A)	526,908	526,443
0.68%, 06/15/2043 (A)	1,503,883	1,508,016
0.73%, 10/15/2041 (A)	625,803	627,525
0.77%, 02/15/2037 (A)	20,768	20,878
0.78%, 03/15/2039 - 08/15/2039 (A)	749,155	751,983
0.88%, 08/15/2037 (A)	894,344	897,614
1.01%, 11/15/2037 (A)	583,756	593,795
3.50%, 08/15/2039	2,790,452	2,920,143
4.00%, 12/15/2041	596,911	637,169
4.50%, 02/15/2020	42,392	43,881
5.00%, 12/15/2022 - 05/15/2041	1,082,516	1,191,164
5.50%, 03/15/2017 - 05/15/2038	1,506,646	1,615,210
5.50%, 05/15/2041 (A)	170,415	187,226
6.00%, 05/15/2027 - 09/15/2036	2,210,789	2,474,128
6.38%, 03/15/2032	156,610	180,524
6.40%, 11/15/2023	54,100	58,916
6.50%, 08/15/2031 - 07/15/2036	849,513	968,144
7.00%, 03/15/2024 - 05/15/2032	1,363,728	1,550,132
7.25%, 09/15/2030 - 12/15/2030	305,227	348,110
7.50%, 02/15/2023 - 08/15/2030	150,014	167,747
8.00%, 01/15/2030	243,604	279,090
8.50%, 09/15/2020	10,140	10,534
9.71%, 07/15/2032 (A)	79,508	100,633
12.63%, 07/15/2033 (A)	50,805	57,680
14.15%, 09/15/2033 (A)	14,517	19,375
16.40%, 02/15/2040 (A)	100,000	138,137
23.28%, 06/15/2034 (A)	88,590	116,937
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.87%, 01/15/2040 (A)	325,558	22,991
4.50%, 07/15/2037	136,033	9,404
5.67%, 11/15/2037 - 02/15/2039 (A)	225,859	33,771
5.87%, 06/15/2038 (A)	396,428	54,634
6.04%, 10/15/2037 (A)	796,338	137,244
6.09%, 11/15/2037 (A)	108,278	15,837
6.47%, 04/15/2038 (A)	63,808	10,261
6.77%, 07/15/2036 (A)	37,106	6,075
7.37%, 07/15/2017 (A)	1,829	18
7.67%, 03/15/2032 (A)	52,914	14,257
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 01/15/2040	661,932	623,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
1.44%, 10/25/2044 (A)	$ 309,646	$ 314,837
6.04%, 07/25/2032 (A)	209,071	237,559
6.50%, 02/25/2043	186,580	217,956
7.00%, 02/25/2043	60,691	70,668
7.50%, 08/25/2042 (A)	81,629	100,278
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	88,635	15,843
Federal National Mortgage Association Zero Coupon, 06/01/2017	300,000	295,091
0.53%, 01/01/2023 (A)	1,000,000	997,996
0.54%, 01/25/2017 - 01/01/2023 (A)	991,654	991,159
0.56%, 05/01/2024 (A)	1,367,000	1,366,867
0.58%, 01/01/2023 (A)	704,997	709,980
0.62%, 07/01/2024 (A)	1,250,000	1,250,506
0.63%, 09/01/2024 (A)	1,000,000	1,001,842
0.66%, 11/01/2020 (A)	995,000	994,106
0.67%, 09/01/2024 (A)	975,365	977,798
0.68%, 11/25/2046 (A)	274,550	275,149
0.69%, 08/25/2019 (A)	112,376	112,928
0.77%, 09/25/2042 (A)	735,624	731,796
0.97%, 08/25/2042 (A)	769,809	780,619
1.13%, 11/25/2022 (A)	1,125,000	1,124,085
1.40%, 07/01/2017	1,000,000	1,002,454
1.94%, 07/01/2019	974,779	973,340
2.01%, 07/01/2019 - 06/01/2020	2,972,521	2,964,692
2.03%, 03/25/2019 - 08/01/2019	1,413,424	1,422,509
2.34%, 01/01/2023	965,650	955,458
2.38%, 12/01/2022	981,804	974,154
2.39%, 01/25/2023 (A)	1,000,000	980,267
2.40%, 02/01/2023	1,000,000	988,388
2.41%, 01/01/2038 (A)	23,474	25,088
2.46%, 02/01/2023	937,849	933,258
2.48%, 01/01/2036 (A)	72,210	76,400
2.51%, 06/01/2023	953,767	949,714
2.52%, 05/01/2023	1,000,000	986,229
2.61%, 10/25/2021 (A)	1,000,000	1,010,466
2.65%, 08/01/2022	500,000	502,122
2.66%, 12/01/2022	1,000,000	1,029,285
2.67%, 07/01/2022	1,500,000	1,508,815
2.70%, 04/01/2023	1,436,026	1,444,575
2.76%, 06/01/2023	964,808	968,265
2.92%, 12/01/2024	1,000,000	1,000,142
2.97%, 06/01/2030	1,321,000	1,263,622
3.00%, 01/01/2043	868,270	867,326
3.02%, 07/01/2023	2,750,000	2,796,203
3.02%, 08/25/2024 (A)	636,000	643,457
3.03%, 12/01/2021	464,715	478,052
3.09%, 04/25/2027 (A)	1,167,000	1,184,556
3.10%, 09/01/2025	1,000,000	1,009,630
3.12%, 01/01/2022 - 11/01/2026	1,500,000	1,521,741
3.24%, 10/01/2026 - 12/01/2026	1,981,070	2,004,644
3.29%, 08/01/2026	2,500,000	2,544,245
3.30%, 12/01/2026	1,000,000	1,018,493
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,027,164
3.35%, 03/25/2024 (A)	1,750,000	1,808,616

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.36%, 12/01/2027	$ 1,100,000	$ 1,124,317
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,075,628
3.45%, 01/01/2024	1,000,000	1,043,610
3.48%, 01/25/2024 (A)	3,000,000	3,123,834
3.50%, 08/01/2032 - 05/01/2043	5,295,624	5,497,727
3.50%, 06/01/2043 (G)	3,388,040	3,500,988
3.51%, 12/25/2023 (A)	1,776,000	1,868,647
3.59%, 10/01/2020	96,604	101,895
3.64%, 10/01/2020	1,334,674	1,410,383
3.65%, 04/25/2021	866,000	920,167
3.67%, 07/01/2023	2,000,000	2,113,140
3.73%, 06/25/2021	500,000	532,799
3.74%, 06/01/2018 - 07/01/2023	1,902,819	1,984,936
3.76%, 04/25/2021 - 12/01/2035	3,500,000	3,664,707
3.77%, 08/01/2021	676,701	718,939
3.86%, 07/01/2021	932,291	994,652
3.87%, 08/01/2021	939,402	1,007,286
3.92%, 08/01/2021	1,451,517	1,547,667
3.94%, 07/01/2021	500,000	535,892
3.97%, 06/01/2021 - 07/01/2021	943,139	1,014,270
3.98%, 08/01/2021	994,724	1,069,506
3.99%, 07/01/2021	463,671	499,010
4.00%, 07/01/2042 - 08/01/2044	4,026,715	4,278,967
4.02%, 08/01/2021	1,235,808	1,331,534
4.05%, 08/01/2021	810,115	875,000
4.06%, 07/01/2021 - 09/01/2021	1,465,777	1,584,456
4.16%, 03/01/2021	463,818	501,473
4.23%, 03/01/2020	881,209	942,141
4.24%, 06/01/2021	966,714	1,051,647
4.25%, 04/01/2021	500,000	544,739
4.26%, 06/01/2021	351,580	379,332
4.32%, 06/01/2021	753,817	822,777
4.38%, 04/01/2020 - 04/01/2021	591,301	644,117
4.39%, 05/01/2021	243,097	265,594
4.45%, 07/01/2026	471,029	521,406
4.50%, 08/01/2018 - 03/01/2019	414,466	428,627
4.65%, 06/01/2021	941,476	1,039,877
5.00%, 05/11/2017 - 08/01/2040	1,142,183	1,221,546
5.50%, 03/01/2017 - 05/01/2036	553,885	604,471
5.89%, 10/01/2017	709,587	757,390
6.00%, 12/01/2032 - 11/01/2037	658,120	744,619
6.50%, 03/01/2017 - 10/01/2036	139,286	159,396
7.00%, 09/01/2017	5,054	5,140
8.00%, 11/01/2037	7,745	8,632
Federal National Mortgage Association REMIC
0.45%, 06/27/2036 (A)	112,839	112,729
0.72%, 08/25/2041 (A)	371,548	368,690
0.77%, 04/25/2035 - 08/25/2036 (A)	138,364	138,828
0.82%, 10/25/2042 (A)	763,306	763,915
0.92%, 05/25/2035 - 10/25/2042 (A)	1,799,433	1,804,070
4.00%, 10/25/2025 - 04/25/2033	1,178,482	1,248,800
4.50%, 07/25/2029	1,000,000	1,107,445
5.00%, 09/25/2023 - 08/25/2040	1,719,921	1,901,971
5.50%, 04/25/2023 - 07/25/2038	2,897,589	3,164,869
5.74%, 12/25/2042 (A)	158,983	178,481
5.75%, 06/25/2033	310,626	351,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
6.00%, 11/25/2032 - 11/25/2039	$ 815,224	$ 919,061
6.36%, 10/25/2042 (A)	34,196	39,248
6.39%, 12/25/2042 (A)	84,065	96,731
6.50%, 02/25/2022 - 05/25/2044	776,531	885,342
6.79%, 07/25/2023 (A)	180,690	197,529
7.00%, 03/25/2031 - 11/25/2041	1,617,794	1,885,010
7.14%, 08/25/2033 (A)	61,275	65,878
8.00%, 05/25/2022	30,153	33,644
9.50%, 06/25/2018	11,886	12,387
10.00%, 03/25/2032 (A)	8,076	10,497
10.49%, 07/25/2035 (A)	122,342	142,247
11.80%, 09/25/2033 (A)	18,506	22,684
13.14%, 07/25/2033 (A)	38,737	47,174
13.16%, 03/25/2038 (A)	12,626	16,375
13.71%, 12/25/2032 (A)	11,188	15,147
14.78%, 11/25/2031 (A)	36,611	52,927
15.34%, 05/25/2034 (A)	45,329	58,668
16.32%, 07/25/2035 (A)	110,035	156,992
18.37%, 04/25/2034 - 05/25/2034 (A)	235,547	330,815
18.64%, 08/25/2032 (A)	36,798	45,825
21.62%, 06/25/2035 (A)	121,413	158,685
22.31%, 05/25/2034 (A)	19,335	27,857
23.02%, 03/25/2036 (A)	33,778	51,942
23.82%, 02/25/2032 (A)	11,459	19,168
24.51%, 10/25/2036 (A)	13,762	21,562
24.87%, 12/25/2036 (A)	23,659	35,068
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.94%, 08/25/2042 (A)	570,428	10,203
1.49%, 01/25/2038 (A)	88,349	5,970
1.79%, 04/25/2041 (A)	230,368	16,354
5.00%, 03/25/2023	53,680	2,575
5.43%, 09/25/2038 (A)	284,393	38,100
5.49%, 02/25/2038 (A)	186,453	26,316
5.68%, 06/25/2037 (A)	107,157	14,593
5.76%, 12/25/2039 (A)	46,824	6,347
5.78%, 03/25/2038 (A)	32,663	5,394
6.00%, 04/25/2040 (A)	65,255	12,497
6.08%, 06/25/2023 (A)	37,729	3,694
6.11%, 01/25/2041 (A)	500,368	111,408
6.12%, 09/25/2037 (A)	92,993	17,977
6.13%, 02/25/2039 (A)	67,183	14,202
6.16%, 06/25/2036 (A)	61,023	10,339
6.28%, 03/25/2036 (A)	1,004,869	190,249
6.50%, 05/25/2033	46,280	10,452
6.73%, 07/25/2037 (A)	162,505	27,271
7.00%, 06/25/2033	57,924	14,535
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	3,022,435	2,456,586
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 01/25/2033	509,692	340,285
Financing Corp., Principal Only STRIPS 11/30/2017 - 09/26/2019	3,700,000	3,550,400
Government National Mortgage Association
0.49%, 08/20/2060 (A)	426,019	425,470
0.53%, 12/20/2062 (A)	372,370	368,900

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
0.59%, 12/20/2060 (A)	$ 1,008,067	$ 1,001,303
0.60%, 03/20/2063 (A)	872,354	863,972
0.62%, 04/20/2060 (A)	589,264	588,151
0.64%, 11/20/2059 - 06/20/2065 (A)	1,121,613	1,116,352
0.66%, 01/20/2061 - 09/20/2064 (A)	3,684,694	3,651,670
0.66%, 08/20/2065 (A)	781,266	769,811
0.67%, 02/20/2065 (A)	1,471,193	1,466,830
0.69%, 06/20/2064 - 12/20/2064 (A)	6,012,445	5,959,367
0.71%, 10/20/2062 (A)	417,484	418,492
0.71%, 09/20/2065 (A)	694,928	689,322
0.74%, 07/20/2062 (A)	265,404	265,334
0.77%, 09/20/2062 (A)	773,327	772,954
0.79%, 11/20/2065 (A)	2,983,448	2,962,048
0.84%, 05/20/2061 - 03/20/2064 (A)	3,416,340	3,417,856
0.89%, 05/20/2061 (A)	396,577	397,227
0.91%, 12/20/2065 (A)	532,000	528,675
1.00%, 11/20/2065 (A)	9,986,867	9,874,552
1.65%, 01/20/2063 - 02/20/2063	3,390,331	3,352,064
1.75%, 03/20/2063	948,103	945,801
3.50%, 11/20/2039	500,000	515,700
4.75%, 10/20/2043 (A)	1,403,350	1,543,120
5.00%, 04/16/2023	1,000,000	1,058,624
5.48%, 01/20/2038 (A)	633,285	708,011
5.50%, 11/20/2020 - 09/20/2039	2,824,232	3,125,035
5.54%, 07/20/2040 (A)	448,713	504,244
5.85%, 12/20/2038 (A)	175,378	198,716
6.00%, 08/20/2016 - 08/20/2039	412,253	464,642
6.50%, 10/16/2024 - 06/20/2033	1,817,696	2,118,467
7.33%, 11/20/2030	22,629	27,170
7.50%, 11/20/2029	83,303	96,044
8.00%, 06/20/2030	24,640	29,233
8.50%, 02/16/2030	221,221	259,780
9.00%, 05/16/2027	14,536	16,588
12.60%, 10/20/2037 (A)	43,681	57,378
15.60%, 06/17/2035 (A)	37,670	52,076
15.96%, 05/18/2034 (A)	6,816	8,023
18.72%, 04/16/2034 (A)	58,113	84,640
19.00%, 09/20/2037 (A)	20,795	28,995
21.87%, 04/20/2037 (A)	66,920	102,804
27.49%, 09/20/2034 (A)	36,583	61,981
Government National Mortgage Association, Interest Only STRIPS
5.30%, 12/20/2038 (A)	82,830	12,178
5.43%, 02/20/2038 (A)	128,363	19,381
5.50%, 10/16/2037	223,744	25,948
5.60%, 11/20/2037 (A)	117,453	18,890
5.68%, 06/20/2039 (A)	93,742	13,126
5.70%, 10/20/2034 (A)	150,041	23,319
5.76%, 02/16/2039 (A)	52,123	7,748
5.80%, 03/20/2037 - 06/20/2038 (A)	247,085	39,429
5.87%, 04/20/2039 (A)	119,050	16,342
5.90%, 09/20/2035 - 03/20/2039 (A)	350,667	57,853
6.06%, 05/16/2038 - 06/16/2039 (A)	433,222	61,102
6.13%, 06/16/2037 (A)	117,002	22,332
6.15%, 11/20/2037 - 12/20/2037 (A)	114,799	20,702
6.16%, 03/16/2034 (A)	199,494	10,375
6.30%, 07/20/2036 (A)	45,815	2,571
6.35%, 07/20/2037 (A)	210,815	37,749

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
6.37%, 08/20/2037 (A)	$ 155,594	$ 23,776
6.47%, 04/16/2037 (A)	70,155	14,253
6.50%, 03/20/2039	59,599	13,883
6.59%, 10/20/2032 (A)	54,134	1,322
7.61%, 04/16/2032 (A)	116,159	25,534
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	339,224	310,958
National Credit Union Administration Guaranteed Notes Trust
2.65%, 10/29/2020	388,520	389,233
2.90%, 10/29/2020	394,516	393,553
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	8,275,000	7,582,525
Tennessee Valley Authority
4.25%, 09/15/2065	632,000	617,443
4.63%, 09/15/2060	22,000	22,998
5.25%, 09/15/2039	300,000	360,569
5.88%, 04/01/2036	150,000	192,727
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 01/15/2038	1,100,000	798,176

Total U.S. Government Agency Obligations (Cost $231,830,402)		233,778,236

U.S. GOVERNMENT OBLIGATIONS - 25.4%
U.S. Treasury Bond
4.25%, 05/15/2039	50,000	61,764
4.38%, 02/15/2038 (F)	4,700,000	5,931,179
4.38%, 11/15/2039	2,275,000	2,860,546
4.50%, 05/15/2038	200,000	256,797
5.25%, 02/15/2029	130,000	170,310
5.38%, 02/15/2031	150,000	203,408
6.13%, 08/15/2029	100,000	141,922
6.25%, 05/15/2030	425,000	616,233
8.00%, 11/15/2021	1,000,000	1,335,273
8.50%, 02/15/2020	815,000	1,037,629
8.75%, 08/15/2020	2,100,000	2,750,015
U.S. Treasury Bond, Principal Only STRIPS
11/15/2016 - 08/15/2039	130,074,000	108,897,869
11/15/2017 - 05/15/2035 (F)	7,690,000	5,510,048
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2040	220,082	259,115
2.50%, 01/15/2029	110,779	131,236
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 01/15/2022	980,307	969,635
1.38%, 01/15/2020	333,258	346,423
U.S. Treasury Note
0.88%, 07/31/2019	70,000	68,420
1.00%, 06/30/2019 - 11/30/2019	530,000	518,805
1.25%, 11/30/2018	740,000	738,757
1.50%, 08/31/2018	200,000	201,328
1.75%, 10/31/2020 - 05/15/2023	6,300,000	6,258,725
2.00%, 11/30/2020 - 11/30/2022	16,650,000	16,793,967
2.13%, 08/31/2020 - 06/30/2022	4,650,000	4,714,465

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note (continued)
2.25%, 07/31/2018 - 04/30/2021	$ 835,000	$ 854,695
2.38%, 08/15/2024	400,000	404,172
2.63%, 08/15/2020 - 11/15/2020	1,200,000	1,246,674
2.75%, 12/31/2017 - 02/15/2019	1,050,000	1,093,601
3.13%, 10/31/2016 - 05/15/2019	1,450,000	1,516,468
3.25%, 12/31/2016	4,000,000	4,094,688
3.63%, 02/15/2020	400,000	431,438

Total U.S. Government Obligations (Cost $165,019,725)		170,415,605

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (H)	17,718,850	17,718,850

Total Securities Lending Collateral (Cost $17,718,850)		17,718,850

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (H), dated 12/31/2015, to be repurchased at $13,003,890 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 12/15/2017, and with a value of $13,268,394.	$13,003,847	13,003,847

Total Repurchase Agreement (Cost $13,003,847)		13,003,847

Total Investments (Cost $683,420,145) (I)		688,224,221
Net Other Assets (Liabilities) - (2.3)%		(15,684,547)

Net Assets - 100.0%		$ 672,539,674

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$75,390,379	$—	$75,390,379
Corporate Debt Securities	—	132,572,111	—	132,572,111
Foreign Government Obligations	—	8,056,942	—	8,056,942
Mortgage-Backed Securities	—	36,492,808	—	36,492,808
Municipal Government Obligations	—	795,443	—	795,443
U.S. Government Agency Obligations	—	233,778,236	—	233,778,236
U.S. Government Obligations	—	170,415,605	—	170,415,605
Securities Lending Collateral	17,718,850	—	—	17,718,850
Repurchase Agreement	—	13,003,847	—	13,003,847

Total Investments	$17,718,850	$670,505,371	$—	$688,224,221

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $106,311,592, representing 15.8% of the Portfolio’s net assets.
(C)	Illiquid security. Total aggregate value of illiquid securities is $3,412,968, representing 0.5% of the Portfolio’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2015; the maturity date disclosed is the ultimate maturity date.
(F)	All or a portion of the security is on loan. The total value of all securities on loan is $17,358,279. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(H)	Rate disclosed reflects the yield at December 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $683,424,678. Aggregate gross unrealized appreciation and depreciation for all securities is $12,158,809 and $7,359,266, respectively. Net unrealized appreciation for tax purposes is $4,799,543.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $670,416,298) (including securities loaned of $17,358,279)	$675,220,374
Repurchase agreement, at value (cost $13,003,847)	13,003,847
Cash	1,165,173
Receivables:
Shares sold	249,908
Investments sold	4,083
Interest	2,558,022
Tax reclaims	998
Net income from securities lending	4,785

Total assets	692,207,190

Liabilities:
Payables and other liabilities:
Shares redeemed	42,035
Investments purchased	1,434,763
Investment advisory fees	257,912
Distribution and service fees	42,172
Administration fees	17,194
Transfer agent fees	1,671
Trustees, CCO and deferred compensation fees	1,322
Audit and tax fees	14,623
Custody fees	51,448
Legal fees	8,637
Printing and shareholder reports fees	74,830
Other	2,059
Collateral for securities on loan	17,718,850

Total liabilities	19,667,516

Net assets	$672,539,674

Net assets consist of:
Capital stock ($0.01 par value)	$514,710
Additional paid-in capital	655,759,669
Undistributed (distributions in excess of) net investment income (loss)	15,196,969
Accumulated net realized gain (loss)	(3,735,750)
Net unrealized appreciation (depreciation) on:
Investments	4,804,076

Net assets	$672,539,674

Net assets by class:
Initial Class	$472,684,629
Service Class	199,855,045

Shares outstanding:
Initial Class	36,838,877
Service Class	14,632,126

Net asset value and offering price per share:
Initial Class	$12.83
Service Class	13.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$17,834,436
Net income from securities lending	26,373
Withholding taxes on foreign income	(61)

Total investment income	17,860,748

Expenses:
Investment advisory fees	3,019,032
Distribution and service fees:
Service Class	458,820
Administration fees	181,835
Transfer agent fees	9,412
Trustees, CCO and deferred compensation fees	17,675
Audit and tax fees	22,237
Custody fees	302,256
Legal fees	44,057
Printing and shareholder reports fees	68,197
Other	22,633

Total expenses	4,146,154

Net investment income (loss)	13,714,594

Net realized gain (loss) on:
Investments	796,532

Net realized gain (loss)	796,532

Net change in unrealized appreciation (depreciation) on:
Investments	(11,177,154)

Net change in unrealized appreciation (depreciation)	(11,177,154)

Net realized and change in unrealized gain (loss)	(10,380,622)

Net increase (decrease) in net assets resulting from operations	$3,333,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$13,714,594	$12,236,829
Net realized gain (loss)	796,532	713,685
Net change in unrealized appreciation (depreciation)	(11,177,154)	14,684,342

Net increase (decrease) in net assets resulting from operations	3,333,972	27,634,856

Distributions to shareholders:
Net investment income:
Initial Class	(10,021,254)	(9,672,949)
Service Class	(3,349,698)	(2,258,396)

Total distributions from net investment income	(13,370,952)	(11,931,345)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,796,332	210,763,328
Service Class	57,303,524	64,177,329

	81,099,856	274,940,657

Dividends and distributions reinvested:
Initial Class	10,021,254	9,672,949
Service Class	3,349,698	2,258,396

	13,370,952	11,931,345

Cost of shares redeemed:
Initial Class	(42,806,166)	(79,369,734)
Service Class	(20,192,859)	(14,593,181)

	(62,999,025)	(93,962,915)

Net increase (decrease) in net assets resulting from capital share transactions	31,471,783	192,909,087

Net increase (decrease) in net assets	21,434,803	208,612,598

Net assets:
Beginning of year	651,104,871	442,492,273

End of year	$672,539,674	$651,104,871

Undistributed (distributions in excess of) net investment income (loss)	$15,196,969	$13,367,700

Capital share transactions - shares:
Shares issued:
Initial Class	1,821,312	16,346,574
Service Class	4,124,525	4,665,841

	5,945,837	21,012,415

Shares reinvested:
Initial Class	775,039	752,759
Service Class	243,261	165,087

	1,018,300	917,846

Shares redeemed:
Initial Class	(3,287,465)	(6,183,975)
Service Class	(1,451,520)	(1,063,629)

	(4,738,985)	(7,247,604)

Net increase (decrease) in shares outstanding:
Initial Class	(691,114)	10,915,358
Service Class	2,916,266	3,767,299

	2,225,152	14,682,657

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.02	$12.62	$13.27	$12.98	$12.62

Investment operations:
Net investment income (loss) (A)	0.28	0.29	0.32	0.42	0.52
Net realized and unrealized gain (loss)	(0.20)	0.38	(0.57)	0.22	0.42

Total investment operations	0.08	0.67	(0.25)	0.64	0.94

Distributions:
Net investment income	(0.27)	(0.27)	(0.40)	(0.34)	(0.56)
Net realized gains	—	—	—	(0.01)	(0.02)

Total distributions	(0.27)	(0.27)	(0.40)	(0.35)	(0.58)

Net asset value, end of year	$12.83	$13.02	$12.62	$13.27	$12.98

Total return (B)	0.61%	5.33%	(1.84)%	4.98%	7.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$472,685	$488,758	$335,836	$319,385	$256,418
Expenses to average net assets	0.55%	0.56%	0.57%	0.58%	0.57%
Net investment income (loss) to average net assets	2.11%	2.21%	2.50%	3.19%	4.04%
Portfolio turnover rate	19%	17%	23%	17%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$13.86	$13.42	$14.10	$13.79	$13.39

Investment operations:
Net investment income (loss) (A)	0.26	0.27	0.31	0.41	0.51
Net realized and unrealized gain (loss)	(0.21)	0.41	(0.61)	0.24	0.45

Total investment operations	0.05	0.68	(0.30)	0.65	0.96

Distributions:
Net investment income	(0.25)	(0.24)	(0.38)	(0.33)	(0.54)
Net realized gains	—	—	—	(0.01)	(0.02)

Total distributions	(0.25)	(0.24)	(0.38)	(0.34)	(0.56)

Net asset value, end of year	$13.66	$13.86	$13.42	$14.10	$13.79

Total return (B)	0.33%	5.10%	(2.13)%	4.75%	7.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$199,855	$162,347	$106,656	$96,896	$55,709
Expenses to average net assets	0.80%	0.81%	0.82%	0.83%	0.82%
Net investment income (loss) to average net assets	1.87%	1.97%	2.25%	2.91%	3.69%
Portfolio turnover rate	19%	17%	23%	17%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,194,568	$—	$—	$—	$6,194,568
Foreign Government Obligations	251,845	—	—	—	251,845
U.S. Government Obligations	11,272,437	—	—	—	11,272,437
Total Securities Lending Transactions	$17,718,850	$—	$—	$—	$17,718,850
Total Borrowings	$17,718,850	$—	$—	$—	$17,718,850
Gross amount of recognized liabilities for securities lending transactions					$17,718,850

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$390,762,271	58.10%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.400%
Over $1 billion	0.375%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.70%	May 1, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 149,138,411	$ 22,603,450	$ 98,760,969	$ 20,698,069

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 1,485,627	$ (1,485,626)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 775,723	$ 2,956,033

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,370,952	$ —	$ —	$ 11,931,345	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,197,508	$ —	$ (3,731,756)	$ —	$ —	$ 4,799,543

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The year 2015 was certainly eventful as Greece, weakness in crude oil prices, a strong U.S. dollar, China, emerging markets and the endless banter on when the U.S. Federal Reserve (“Fed”) would finally raise interest rates dominated headlines. While the year was difficult, there were areas of the market that performed quite well, particularly in the consumer discretionary and health care sectors. Investors who made contrarian calls on the energy and materials sectors were not rewarded. There was a defensive tone in the markets as large-cap stocks represented by the S&P 500® finished 2015 with a slight gain of 1.38% due to dividends, and outperformed the Russell 2000® Index, which lost (4.41%).

U.S. equity markets were a virtual seesaw in the first half of the year. While the S&P 500® reached an all-time high of 2130.82 on May 21, the index experienced several mini-dips of over 3%. Investor concerns throughout early 2015 were largely focused on reduced earnings estimates resulting from the massive decline in oil prices and U.S. dollar strength. The U.S. Dollar Index rose 9.3% for the year, as the was particularly strong against the euro, given that monetary policy in the U.S. and eurozone diverged, with the European Central Bank (“ECB”) expanding its monetary stimulus while the Fed prepared markets for the eventual interest rate hike that occurred in December. Market rallies in 2015 were mostly driven by stabilization in China, improving sentiment in Europe, actions taken or comments made by the ECB and the Fed, as well as brisk U.S. merger-and-acquisition activity.

PERFORMANCE

For the year ended December 31, 2015, Transamerica JPMorgan Enhanced Index VP, Initial Class returned (0.07)%. By comparison, its benchmark, the S&P 500®, returned 1.38%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark during the year. Stock selection in the industrial cyclical, basic materials and media sectors weighed on returns, while stock selection in the technology, retail and utilities sectors helped results.

In media, Time Warner declined, especially starting in the summer, amid industrywide concerns over cord-cutting, and again in November after the company did not raise its 2016 earnings guidance. However, we believe that the investments that Time Warner is making in programming and over-the-top viewing products will be good for the company and the overall health of the industry in the long term, and we continue to like the name. Time Warner remains a top pick among traditional media companies, given its lower exposure to advertising revenue, contractual revenue streams and attractive valuation.

Owning Twenty-First Century Fox, Inc. also weighed on returns as a number of names in the media space sold off in the second half of 2015 amid concerns that pay TV subscriber losses could be worse than feared. In particular, shares sold off after Time Warner decided not to increase its 2016 earnings guidance, which investors interpreted as a negative for the whole sector. However, we did not believe that industry fundamentals changed significantly and continued to like Twenty-First Century Fox, Inc. for its desirable cable networks, strong growth, undervalued minority investments and attractive valuation.

On the positive side, in technology, Avago Technologies, Ltd. outperformed during the year from strong execution in its premium filter business and the announced merger with Broadcom. The company’s premium filter business continued to grow above expectations and drive operating profits for the company. Avago Technologies, Ltd.‘s other segments also showed solid growth. We believe the merger with Broadcom is a strong positive based on Avago Technologies, Ltd.’s history of successfully integrating acquisitions.

Additionally, Adobe Systems, Inc. outperformed on continued execution in its transition to the cloud. The company consistently outperformed on its cloud subscriber and annualized recurring revenue metrics, both positive indicators for future revenue and earnings per share, in our view. We continued to like the company for its long-term framework that we believed is achievable and may even be exceeded.

The Portfolio used derivatives to hedge cash positions. The derivatives had a positive impact on performance.

Aryeh Glatter

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.07)%	12.13%	7.16%	05/02/1997
S&P 500® (A)	1.38%	12.57%	7.31%
Service Class	(0.35)%	11.85%	6.89%	05/01/2003

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$990.70	$4.06	$1,021.10	$4.13	0.81%
Service Class	1,000.00	989.50	5.32	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	5.8
Repurchase Agreement	1.5
Short-Term U.S. Government Obligations	0.1
Net Other Assets (Liabilities) ^	(5.7)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 3.1%
Honeywell International, Inc.	38,982	$ 4,037,366
L-3 Communications Holdings, Inc.	12,730	1,521,362
Northrop Grumman Corp.	6,280	1,185,727
United Technologies Corp.	47,519	4,565,150

		11,309,605

Air Freight & Logistics - 0.1%
FedEx Corp.	1,200	178,788

Airlines - 0.8%
Delta Air Lines, Inc.	20,397	1,033,924
United Continental Holdings, Inc. (A)	31,003	1,776,472

		2,810,396

Auto Components - 0.0% (B)
Magna International, Inc., Class A	3,900	158,184

Automobiles - 0.5%
Ford Motor Co.	90,140	1,270,073
General Motors Co.	13,624	463,352

		1,733,425

Banks - 5.6%
Bank of America Corp.	333,789	5,617,669
BB&T Corp.	4,010	151,618
Citigroup, Inc.	111,122	5,750,563
Fifth Third Bancorp	26,430	531,243
KeyCorp	49,460	652,377
SVB Financial Group (A)	3,412	405,687
Wells Fargo & Co.	140,135	7,617,739

		20,726,896

Beverages - 3.2%
Boston Beer Co., Inc., Class A (A)	1,760	355,361
Coca-Cola Co.	50,195	2,156,377
Coca-Cola Enterprises, Inc.	4,340	213,702
Constellation Brands, Inc., Class A	11,616	1,654,583
Dr. Pepper Snapple Group, Inc.	6,360	592,752
Molson Coors Brewing Co., Class B	21,710	2,039,003
PepsiCo, Inc.	47,853	4,781,472

		11,793,250

Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (A)	8,064	1,538,208
Biogen, Inc. (A)	10,148	3,108,840
BioMarin Pharmaceutical, Inc. (A)	5,030	526,943
Celgene Corp. (A)	31,894	3,819,625
Gilead Sciences, Inc.	29,775	3,012,932
Vertex Pharmaceuticals, Inc. (A)	9,958	1,253,015

		13,259,563

Building Products - 0.5%
Allegion PLC	12,820	845,095
Fortune Brands Home & Security, Inc. (C)	4,340	240,870
Masco Corp.	31,474	890,714

		1,976,679

Capital Markets - 3.1%
Ameriprise Financial, Inc.	3,130	333,095
Bank of New York Mellon Corp.	8,670	357,377
BlackRock, Inc., Class A	4,040	1,375,701
Charles Schwab Corp.	56,709	1,867,427
Goldman Sachs Group, Inc.	9,242	1,665,686
Invesco, Ltd.	54,144	1,812,741

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Morgan Stanley	89,506	$ 2,847,186
State Street Corp.	17,393	1,154,199
TD Ameritrade Holding Corp.	3,820	132,592

		11,546,004

Chemicals - 1.8%
Axiall Corp.	11,243	173,142
Dow Chemical Co.	38,792	1,997,012
E.I. du Pont de Nemours & Co.	36,450	2,427,570
Eastman Chemical Co.	11,850	799,994
Mosaic Co.	45,688	1,260,532

		6,658,250

Communications Equipment - 0.7%
Cisco Systems, Inc.	86,281	2,342,960
QUALCOMM, Inc.	5,342	267,020

		2,609,980

Construction & Engineering - 0.4%
Fluor Corp.	30,706	1,449,937

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	4,330	591,391

Consumer Finance - 0.6%
Capital One Financial Corp.	9,689	699,352
Discover Financial Services	9,080	486,870
Synchrony Financial (A)	31,801	967,068

		2,153,290

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	24,064	1,220,045
WestRock Co.	15,380	701,635

		1,921,680

Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc., Class B (A)	35,472	4,683,723
Intercontinental Exchange, Inc.	7,220	1,850,197

		6,533,920

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	109,027	3,751,619
Verizon Communications, Inc.	31,449	1,453,573

		5,205,192

Electric Utilities - 2.4%
American Electric Power Co., Inc.	8,500	495,295
Edison International	34,456	2,040,140
Exelon Corp.	2,660	73,868
NextEra Energy, Inc.	21,013	2,183,040
PPL Corp.	58,020	1,980,223
Xcel Energy, Inc. (C)	56,920	2,043,997

		8,816,563

Electrical Equipment - 0.6%
Eaton Corp. PLC	40,263	2,095,287

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	3,430	179,149
Corning, Inc.	15,799	288,806
TE Connectivity, Ltd.	33,540	2,167,019

		2,634,974

Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	10,930	504,420
Halliburton Co.	31,646	1,077,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc. (C)	7,970	$ 266,915
Schlumberger, Ltd.	12,799	892,730

		2,741,295

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	17,190	2,776,185
CVS Health Corp.	296	28,940
Kroger Co.	13,980	584,783
Wal-Mart Stores, Inc.	692	42,420

		3,432,328

Food Products - 1.5%
Archer-Daniels-Midland Co.	17,500	641,900
Hershey Co.	14,430	1,288,166
Mead Johnson Nutrition Co., Class A (C)	1,570	123,951
Mondelez International, Inc., Class A	74,828	3,355,288

		5,409,305

Gas Utilities - 0.0% (B)
Questar Corp. (C)	8,423	164,080

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	60,163	2,701,920
Boston Scientific Corp. (A)	129,790	2,393,328
Stryker Corp.	9,183	853,468

		5,948,716

Health Care Providers & Services - 3.7%
Aetna, Inc.	18,755	2,027,791
Cigna Corp.	5,250	768,232
Express Scripts Holding Co. (A)	16,350	1,429,153
HCA Holdings, Inc. (A)	2,720	183,954
Humana, Inc., Class A	10,307	1,839,903
McKesson Corp.	18,796	3,707,135
UnitedHealth Group, Inc.	31,689	3,727,894

		13,684,062

Hotels, Restaurants & Leisure - 1.1%
Chipotle Mexican Grill, Inc., Class A (A) (C)	210	100,769
Dunkin’ Brands Group, Inc. (C)	3,690	157,157
Royal Caribbean Cruises, Ltd., Class A	17,264	1,747,289
Starbucks Corp.	33,598	2,016,888

		4,022,103

Household Durables - 0.8%
D.R. Horton, Inc.	29,110	932,393
Harman International Industries, Inc.	12,630	1,189,872
PulteGroup, Inc.	43,584	776,667
Toll Brothers, Inc. (A)	4,750	158,175

		3,057,107

Household Products - 1.8%
Kimberly-Clark Corp.	18,687	2,378,855
Procter & Gamble Co.	54,359	4,316,648

		6,695,503

Industrial Conglomerates - 1.0%
Danaher Corp.	4,200	390,096
General Electric Co.	100,299	3,124,314

		3,514,410

Insurance - 2.6%
ACE, Ltd. (C)	26,913	3,144,784
American International Group, Inc.	25,920	1,606,263

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J. Gallagher & Co. (C)	8,380	$ 343,077
Lincoln National Corp.	4,840	243,258
MetLife, Inc.	66,058	3,184,656
Prudential Financial, Inc.	5,027	409,248
XL Group PLC, Class A	19,860	778,115

		9,709,401

Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (A)	8,122	5,489,579

Internet Software & Services - 4.7%
Alphabet, Inc., Class A (A)	6,669	5,188,549
Alphabet, Inc., Class C	7,008	5,318,231
Facebook, Inc., Class A (A)	64,398	6,739,894

		17,246,674

IT Services - 3.5%
Accenture PLC, Class A	44,665	4,667,493
Automatic Data Processing, Inc.	2,420	205,022
Cognizant Technology Solutions Corp., Class A (A)	42,248	2,535,725
Fidelity National Information Services, Inc.	22,660	1,373,196
PayPal Holdings, Inc. (A)	5,520	199,824
Visa, Inc., Class A (C)	50,984	3,953,809

		12,935,069

Life Sciences Tools & Services - 0.6%
Illumina, Inc. (A) (C)	3,890	746,666
Thermo Fisher Scientific, Inc.	8,980	1,273,813

		2,020,479

Machinery - 1.8%
Caterpillar, Inc. (C)	2,420	164,463
Cummins, Inc.	13,260	1,167,013
Deere & Co. (C)	5,260	401,180
Ingersoll-Rand PLC	8,170	451,719
PACCAR, Inc.	37,562	1,780,439
Parker-Hannifin Corp.	11,090	1,075,508
Snap-on, Inc.	1,280	219,431
Stanley Black & Decker, Inc.	11,970	1,277,558

		6,537,311

Media - 4.3%
CBS Corp., Class B	27,730	1,306,915
Charter Communications, Inc., Class A (A) (C)	8,370	1,532,547
Comcast Corp., Class A	72,339	4,082,090
DISH Network Corp., Class A (A)	18,802	1,075,098
Time Warner Cable, Inc.	4,422	820,679
Time Warner, Inc.	62,347	4,031,981
Twenty-First Century Fox, Inc., Class A	114,420	3,107,647

		15,956,957

Metals & Mining - 0.0% (B)
U.S. Steel Corp. (C)	12,215	97,476

Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	8,230	151,103
CMS Energy Corp. (C)	16,559	597,449
Public Service Enterprise Group, Inc.	30,147	1,166,387

		1,914,939

Multiline Retail - 0.8%
Dollar General Corp.	21,580	1,550,955
Target Corp.	19,790	1,436,952

		2,987,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 5.6%
Cabot Oil & Gas Corp.	42,890	$ 758,724
Chevron Corp.	50,359	4,530,296
Columbia Pipeline Group, Inc.	46,023	920,460
Energen Corp. (C)	1,720	70,503
EOG Resources, Inc.	20,002	1,415,942
EQT Corp.	10,722	558,938
Exxon Mobil Corp.	69,990	5,455,720
Kinder Morgan, Inc.	18,990	283,331
Marathon Petroleum Corp.	11,160	578,534
Occidental Petroleum Corp.	41,329	2,794,254
Phillips 66	1,530	125,154
Pioneer Natural Resources Co.	11,340	1,421,809
Valero Energy Corp.	23,000	1,626,330

		20,539,995

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	4,580	403,315

Pharmaceuticals - 6.3%
Allergan PLC (A)	12,239	3,824,687
Bristol-Myers Squibb Co.	66,854	4,598,887
Eli Lilly & Co.	45,990	3,875,117
Johnson & Johnson	32,347	3,322,684
Merck & Co., Inc.	22,880	1,208,522
Mylan NV (A)	7,970	430,938
Perrigo Co. PLC	2,116	306,185
Pfizer, Inc.	152,506	4,922,894
Valeant Pharmaceuticals International, Inc. (A)	4,940	502,151

		22,992,065

Professional Services - 0.2%
Equifax, Inc.	6,060	674,902

Real Estate Investment Trusts - 2.6%
American Tower Corp., Class A	11,200	1,085,840
AvalonBay Communities, Inc.	8,724	1,606,350
Boston Properties, Inc.	7,701	982,186
DiamondRock Hospitality Co.	27,750	267,788
Equinix, Inc. (C)	1,851	559,742
Essex Property Trust, Inc.	800	191,528
General Growth Properties, Inc.	21,700	590,457
LaSalle Hotel Properties (C)	15,290	384,696
Liberty Property Trust, Series C	14,520	450,846
Prologis, Inc., Class A	28,715	1,232,448
Public Storage	993	245,966
Simon Property Group, Inc.	7,364	1,431,856
SL Green Realty Corp.	3,120	352,498

		9,382,201

Road & Rail - 1.5%
Canadian Pacific Railway, Ltd.	8,944	1,141,254
CSX Corp.	45,246	1,174,134
Union Pacific Corp.	42,235	3,302,777

		5,618,165

Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc., Class A	18,860	352,116
Avago Technologies, Ltd., Class A (C)	25,495	3,700,600
Broadcom Corp., Class A	10,700	618,674
KLA-Tencor Corp.	3,595	249,313
Lam Research Corp.	37,500	2,978,250
Marvell Technology Group, Ltd.	16,980	149,764

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP Semiconductors NV (A)	6,177	$ 520,412
Texas Instruments, Inc.	50,410	2,762,972

		11,332,101

Software - 4.3%
Adobe Systems, Inc. (A)	37,643	3,536,183
Intuit, Inc.	3,430	330,995
Microsoft Corp.	201,381	11,172,618
Oracle Corp.	20,775	758,911

		15,798,707

Specialty Retail - 3.7%
AutoNation, Inc. (A)	5,750	343,045
AutoZone, Inc. (A)	330	244,830
Best Buy Co., Inc. (C)	22,180	675,381
Home Depot, Inc.	39,200	5,184,200
Lowe’s Cos., Inc.	51,134	3,888,230
Ross Stores, Inc.	3,530	189,949
Tiffany & Co. (C)	6,630	505,803
TJX Cos., Inc.	34,996	2,481,566

		13,513,004

Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	117,245	12,341,209
Hewlett Packard Enterprise Co.	58,491	889,063
HP, Inc.	75,901	898,668

		14,128,940

Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (A) (C)	5,150	270,220
PVH Corp.	1,770	130,361
Ralph Lauren Corp., Class A (C)	6,160	686,717
VF Corp.	27,143	1,689,652

		2,776,950

Tobacco - 1.1%
Philip Morris International, Inc.	44,984	3,954,543

Water Utilities - 0.1%
American Water Works Co., Inc.	6,540	390,765

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	5,350	209,292

Total Common Stocks (Cost $330,693,987)		361,442,900

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.11%, 04/28/2016 (D) (E)	$ 120,000	119,899
0.19%, 04/28/2016 (D) (E)	355,000	354,703
0.21%, 04/28/2016 (D) (E)	20,000	19,983
0.25%, 04/28/2016 (D) (E)	30,000	29,975
0.26%, 04/28/2016 (D) (E)	40,000	39,967

Total Short-Term U.S. Government Obligations (Cost $564,666)		564,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (D)	21,173,855	$ 21,173,855

Total Securities Lending Collateral (Cost $21,173,855)		21,173,855

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $5,387,758 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.50%, due 12/31/2018, and with a value of $5,495,531.	$ 5,387,740	5,387,740

Total Repurchase Agreement (Cost $5,387,740)		5,387,740

Total Investments (Cost $357,820,248) (F)		388,569,022
Net Other Assets (Liabilities) - (5.7)%		(20,941,277)

Net Assets - 100.0%		$ 367,627,745

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	56	03/18/2016	$65,430	$—

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$361,442,900	$—	$—	$361,442,900
Short-Term U.S. Government Obligations	—	564,527	—	564,527
Securities Lending Collateral	21,173,855	—	—	21,173,855
Repurchase Agreement	—	5,387,740	—	5,387,740

Total Investments	$382,616,755	$5,952,267	$—	$388,569,022

Other Financial Instruments
Futures Contracts (H)	$65,430	$—	$—	$65,430

Total Other Financial Instruments	$65,430	$—	$—	$65,430

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $20,716,110. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at December 31, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $464,610.
(F)	Aggregate cost for federal income tax purposes is $359,801,172. Aggregate gross unrealized appreciation and depreciation for all securities is $46,120,026 and $17,352,176, respectively. Net unrealized appreciation for tax purposes is $28,767,850.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $352,432,508) (including securities loaned of $20,716,110)	$383,181,282
Repurchase agreement, at value (cost $5,387,740)	5,387,740
Cash	7,035
Receivables:
Shares sold	95,468
Investments sold	972,672
Interest	4
Dividends	494,848
Net income from securities lending	6,801

Total assets	390,145,850

Liabilities:
Payables and other liabilities:
Shares redeemed	3,610
Investments purchased	987,844
Investment advisory fees	231,408
Distribution and service fees	9,893
Administration fees	9,381
Transfer agent fees	903
Trustees, CCO and deferred compensation fees	629
Audit and tax fees	11,997
Custody fees	13,345
Legal fees	4,920
Printing and shareholder reports fees	15,428
Other	1,132
Variation margin payable	53,760
Collateral for securities on loan	21,173,855

Total liabilities	22,518,105

Net assets	$367,627,745

Net assets consist of:
Capital stock ($0.01 par value)	$217,148
Additional paid-in capital	312,238,782
Undistributed (distributions in excess of) net investment income (loss)	4,078,778
Accumulated net realized gain (loss)	20,278,832
Net unrealized appreciation (depreciation) on:
Investments	30,748,774
Futures contracts	65,430
Translation of assets and liabilities denominated in foreign currencies	1

Net assets	$367,627,745

Net assets by class:
Initial Class	$320,441,115
Service Class	47,186,630

Shares outstanding:
Initial Class	18,923,043
Service Class	2,791,735

Net asset value and offering price per share:
Initial Class	$16.93
Service Class	16.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$7,127,272
Interest income	1,084
Net income from securities lending	28,758
Withholding taxes on foreign income	(1,280)

Total investment income	7,155,834

Expenses:
Investment advisory fees	2,780,425
Distribution and service fees:
Service Class	117,343
Administration fees	101,486
Transfer agent fees	5,319
Trustees, CCO and deferred compensation fees	9,680
Audit and tax fees	16,340
Custody fees	74,849
Legal fees	24,873
Printing and shareholder reports fees	14,251
Other	12,806

Total expenses	3,157,372

Net investment income (loss)	3,998,462

Net realized gain (loss) on:
Investments	22,400,829
Futures contracts	295,872
Foreign currency transactions	(93)

Net realized gain (loss)	22,696,608

Net change in unrealized appreciation (depreciation) on:
Investments	(26,903,005)
Futures contracts	38,116

Net change in unrealized appreciation (depreciation)	(26,864,889)

Net realized and change in unrealized gain (loss)	(4,168,281)

Net increase (decrease) in net assets resulting from operations	$(169,819)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$3,998,462	$3,492,303
Net realized gain (loss)	22,696,608	27,264,444
Net change in unrealized appreciation (depreciation)	(26,864,889)	12,734,591

Net increase (decrease) in net assets resulting from operations	(169,819)	43,491,338

Distributions to shareholders:
Net investment income:
Initial Class	(3,107,117)	(2,431,846)
Service Class	(396,906)	(210,380)

Total distributions from net investment income	(3,504,023)	(2,642,226)

Net realized gains:
Initial Class	(23,028,206)	(21,428,047)
Service Class	(3,527,229)	(2,233,897)

Total distributions from net realized gains	(26,555,435)	(23,661,944)

Total distributions to shareholders	(30,059,458)	(26,304,170)

Capital share transactions:
Proceeds from shares sold:
Initial Class	41,712,819	118,517,250
Service Class	14,273,427	18,234,050

	55,986,246	136,751,300

Dividends and distributions reinvested:
Initial Class	26,135,323	23,859,893
Service Class	3,924,135	2,444,277

	30,059,458	26,304,170

Cost of shares redeemed:
Initial Class	(61,289,809)	(77,659,399)
Service Class	(10,038,264)	(5,831,386)

	(71,328,073)	(83,490,785)

Net increase (decrease) in net assets resulting from capital share transactions	14,717,631	79,564,685

Net increase (decrease) in net assets	(15,511,646)	96,751,853

Net assets:
Beginning of year	383,139,391	286,387,538

End of year	$367,627,745	$383,139,391

Undistributed (distributions in excess of) net investment income (loss)	$4,078,778	$3,493,903

Capital share transactions - shares:
Shares issued:
Initial Class	2,370,130	6,585,771
Service Class	788,914	1,007,059

	3,159,044	7,592,830

Shares reinvested:
Initial Class	1,606,351	1,350,305
Service Class	241,485	138,330

	1,847,836	1,488,635

Shares redeemed:
Initial Class	(3,397,307)	(4,355,223)
Service Class	(580,928)	(322,749)

	(3,978,235)	(4,677,972)

Net increase (decrease) in shares outstanding:
Initial Class	579,174	3,580,853
Service Class	449,471	822,640

	1,028,645	4,403,493

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$18.52	$17.59	$13.45	$11.69	$11.76

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.18	0.18	0.14
Net realized and unrealized gain (loss)	(0.28)	2.22	4.17	1.73	(0.06)

Total investment operations	(0.08)	2.42	4.35	1.91	0.08

Distributions:
Net investment income	(0.18)	(0.15)	(0.10)	(0.15)	(0.15)
Net realized gains	(1.33)	(1.34)	(0.11)	—	—

Total distributions	(1.51)	(1.49)	(0.21)	(0.15)	(0.15)

Net asset value, end of year	$16.93	$18.52	$17.59	$13.45	$11.69

Total return (B)	(0.07)%	14.19%	32.52%	16.35%	0.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$320,441	$339,793	$259,656	$174,417	$85,753
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.83%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.09%	1.10%	1.13%	1.37%	1.17%
Portfolio turnover rate	44%	50%	78%	96%	166%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$18.51	$17.59	$13.47	$11.71	$11.79

Investment operations:
Net investment income (loss) (A)	0.15	0.15	0.14	0.14	0.11
Net realized and unrealized gain (loss)	(0.28)	2.24	4.17	1.74	(0.06)

Total investment operations	(0.13)	2.39	4.31	1.88	0.05

Distributions:
Net investment income	(0.15)	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains	(1.33)	(1.34)	(0.11)	—	—

Total distributions	(1.48)	(1.47)	(0.19)	(0.12)	(0.13)

Net asset value, end of year	$16.90	$18.51	$17.59	$13.47	$11.71

Total return (B)	(0.35)%	13.97%	32.13%	16.09%	0.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$47,187	$43,346	$26,732	$12,194	$7,539
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.06%	1.08%	1.09%	1.11%
Including waiver and/or reimbursement and recapture	1.06%	1.06%	1.08%	1.09%	1.09%
Net investment income (loss) to average net assets	0.85%	0.85%	0.89%	1.10%	0.94%
Portfolio turnover rate	44%	50%	78%	96%	166%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $4,620.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$21,173,855	$—	$—	$—	$21,173,855
Total Borrowings	$21,173,855	$—	$—	$—	$21,173,855
Gross amount of recognized liabilities for securities lending transactions					$21,173,855

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$65,430	$—	$—	$65,430
Total (C)	$—	$—	$65,430	$—	$—	$65,430

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$295,872	$—	$—	$295,872
Total	$—	$—	$295,872	$—	$—	$295,872

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$38,116	$—	$—	$38,116
Total	$—	$—	$38,116	$—	$—	$38,116

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
2,335	—

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$167,406,528	45.54%
Transamerica Madison Balanced Allocation VP	9,503,449	2.58
Transamerica Madison Conservative Allocation VP	4,859,112	1.32
Total	$181,769,089	49.44%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Operating Expense Limit	Operating Expense Limit Effective Through
0.84%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 163,020,546	$ —	$ 173,159,276	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and corporate actions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 90,436	$ (90,436)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,650,197	$ 19,409,261	$ —	$ 12,556,212	$ 13,747,958	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,725,846	$ 21,678,118	$ —	$ —	$ —	$ 28,767,851

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $19,409,261 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

2015 proved to be a volatile year, with a 14% swing between the S&P 500®’s intra-year highs and lows. However, as we take into account just a few of this year’s events - oil at prices we haven’t seen in a decade, uncertain U.S. Federal Reserve policy, concerns about slower growth in China and emerging markets, and growing fears in credit markets - we are not surprised by the market’s volatility. The drivers will be different, but we expect volatility also to characterize 2016.

PERFORMANCE

For the year ended December 31, 2015, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned (2.74)%. By comparison, its benchmark, the Russell Midcap® Value Index, returned (4.78)%.

STRATEGY REVIEW

Over the year, some of the biggest detractors from performance were energy holdings, but the combination of strong stock selection and a sector underweight continued to be a top contributor to overall performance. Unfortunately, the combination of stock selection and a sector overweight within the consumer discretionary sector detracted from performance this year as many of the retail names had weaker than expected revenues.

Strong fundamentals, coupled with the backdrop of robust merger-and-acquisition activity in the managed care industry, were positive for Cigna Corp.’s stock price performance throughout the year. Cigna Corp.’s shareholders approved a deal with Anthem to be acquired in a cash and stock deal. The two companies bring different strengths to the table, so this merger is anticipated to broaden the portfolio of health service capabilities.

The global expansion of mobile connectivity has driven rapid growth in online travel expenditures, allowing online travel agencies (“OTA”) such as Expedia, Inc. to take market share from traditional travel agencies. The OTA market continued to consolidate in 2015 largely due to Expedia, Inc.’s activity in the merger-and-acquisition space. Expedia, Inc. has strengthened its position as the online market leader through the acquisitions of Travelocity, Orbitz, and HomeAway. Organic growth was strong in 2015 in both the hotel and airline segments, and management remained focused on returning cash to shareholders with a $10 million increase to the stock repurchase plan.

Energen Corp., an oil and natural gas exploration and production company, had a difficult year as commodity prices continued to fall. Despite the weak macro environment, the company is seeing growth in its Midland Basin assets where Energen Corp. may continue to benefit from drilling efficiencies and higher-margin volume growth in 2016. We are impressed by management’s commitment to a strong balance sheet. At these low commodity price levels, Energen Corp. still has enough liquidity to fund operations through 2017. We feel confident management will be able to fully utilize its available resources to weather these tough times.

Southwestern Energy Co., a major natural gas exploration and production company, had a challenging year navigating the weak natural gas price environment, which has been negatively impacted by resilient production levels from shale gas producers. Additionally, the warmer than usual fall and winter has created an oversupplied gas market, further exacerbating price weakness. Despite these headwinds, Southwestern Energy Co. is trading at a sharp discount to net asset value as its assets in the Marcellus, Appalachia, and Fayetteville regions are among the highest quality. At these price levels, we believe the risk/reward of Southwestern Energy Co.’s stock falls in our favor.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.74)%	12.69%	8.62%	05/03/1999
Russell Midcap® Value Index (A)	(4.78)%	11.25%	7.61%
Service Class	(2.94)%	12.41%	8.35%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$957.90	$4.24	$1,020.90	$4.38	0.86%
Service Class	1,000.00	957.00	5.48	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	11.1
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(11.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.7%
Banks - 7.1%
Citizens Financial Group, Inc.	349,084	$ 9,142,510
Fifth Third Bancorp	823,697	16,556,310
First Republic Bank, Class A	139,028	9,184,190
Huntington Bancshares, Inc., Class A (A)	378,909	4,190,734
M&T Bank Corp.	153,868	18,645,724
SunTrust Banks, Inc.	373,326	15,993,286
Zions Bancorporation	115,415	3,150,829

		76,863,583

Beverages - 2.1%
Constellation Brands, Inc., Class A	68,263	9,723,382
Dr. Pepper Snapple Group, Inc.	133,317	12,425,144

		22,148,526

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	187,959	10,431,725

Capital Markets - 4.4%
Ameriprise Financial, Inc.	119,485	12,715,594
Invesco, Ltd.	291,312	9,753,126
Legg Mason, Inc.	123,403	4,841,099
Northern Trust Corp.	103,701	7,475,805
T. Rowe Price Group, Inc. (A)	171,163	12,236,443

		47,022,067

Chemicals - 2.2%
Airgas, Inc.	62,973	8,710,425
Albemarle Corp. (A)	118,108	6,615,229
Sherwin-Williams Co.	31,880	8,276,048

		23,601,702

Communications Equipment - 0.5%
CommScope Holding Co., Inc. (B)	212,263	5,495,489

Consumer Finance - 0.7%
Ally Financial, Inc. (B)	423,700	7,897,768

Containers & Packaging - 3.1%
Ball Corp.	133,771	9,729,165
Silgan Holdings, Inc.	250,718	13,468,571
WestRock Co.	220,862	10,075,724

		33,273,460

Distributors - 1.0%
Genuine Parts Co.	130,520	11,210,363

Electric Utilities - 3.3%
Edison International	162,855	9,642,644
Westar Energy, Inc., Class A	310,402	13,164,149
Xcel Energy, Inc. (A)	344,204	12,360,366

		35,167,159

Electrical Equipment - 2.7%
AMETEK, Inc., Class A	192,182	10,299,033
Hubbell, Inc.	123,751	12,503,801
Regal Beloit Corp.	116,367	6,809,797

		29,612,631

Electronic Equipment, Instruments & Components - 2.4%
Amphenol Corp., Class A	193,714	10,117,682
Arrow Electronics, Inc. (B)	299,303	16,216,237

		26,333,919

Food & Staples Retailing - 2.3%
Kroger Co.	370,744	15,508,222

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Rite Aid Corp. (B)	1,128,993	$ 8,851,305

		24,359,527

Food Products - 0.6%
Hershey Co.	76,301	6,811,390

Gas Utilities - 1.8%
National Fuel Gas Co. (A)	136,222	5,823,490
Questar Corp. (A)	717,274	13,972,498

		19,795,988

Health Care Providers & Services - 5.4%
AmerisourceBergen Corp., Class A	131,883	13,677,586
Cigna Corp.	102,847	15,049,601
Henry Schein, Inc. (A) (B)	52,129	8,246,287
Humana, Inc., Class A	83,393	14,886,484
Universal Health Services, Inc., Class B	56,000	6,691,440

		58,551,398

Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc., Class A (A)	116,314	7,797,691
Starwood Hotels & Resorts Worldwide, Inc.	21,347	1,478,920

		9,276,611

Household Durables - 3.1%
Jarden Corp. (B)	259,706	14,834,407
Mohawk Industries, Inc. (B)	99,645	18,871,766

		33,706,173

Household Products - 0.4%
Energizer Holdings, Inc.	112,613	3,835,599

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	137,089	12,158,423

Insurance - 8.9%
Alleghany Corp. (B)	15,236	7,281,742
Chubb Corp., Class A	88,358	11,719,805
Hartford Financial Services Group, Inc.	299,697	13,024,832
Loews Corp.	440,668	16,921,651
Marsh & McLennan Cos., Inc.	265,483	14,721,032
Progressive Corp.	151,043	4,803,167
Unum Group	303,778	10,112,770
WR Berkley Corp.	84,228	4,611,483
XL Group PLC, Class A	315,063	12,344,168

		95,540,650

Internet & Catalog Retail - 1.4%
Expedia, Inc.	122,167	15,185,358

Internet Software & Services - 0.1%
Match Group, Inc. (A) (B)	45,300	613,815

IT Services - 1.9%
Jack Henry & Associates, Inc.	259,937	20,290,682

Machinery - 2.6%
IDEX Corp.	157,047	12,031,371
Rexnord Corp. (B)	286,586	5,192,938
Snap-on, Inc.	60,193	10,318,886

		27,543,195

Media - 2.7%
CBS Corp., Class B	136,622	6,438,995
DISH Network Corp., Class A (B)	181,811	10,395,953
TEGNA, Inc.	337,691	8,617,874
Time, Inc.	240,684	3,771,518

		29,224,340

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 4.0%
CenterPoint Energy, Inc.	763,042	$ 14,009,451
CMS Energy Corp. (A)	338,130	12,199,730
Sempra Energy	70,845	6,660,139
WEC Energy Group, Inc.	198,573	10,188,781

		43,058,101

Multiline Retail - 2.1%
Kohl’s Corp. (A)	323,161	15,392,159
Nordstrom, Inc. (A)	146,325	7,288,448

		22,680,607

Oil, Gas & Consumable Fuels - 5.0%
Columbia Pipeline Group, Inc.	642,914	12,858,280
Energen Corp.	393,606	16,133,910
EQT Corp.	269,611	14,054,822
PBF Energy, Inc., Class A (A)	183,683	6,761,371
Southwestern Energy Co. (A) (B)	500,255	3,556,813

		53,365,196

Personal Products - 0.8%
Edgewell Personal Care Co.	106,913	8,378,772

Professional Services - 0.9%
Equifax, Inc.	83,162	9,261,752

Real Estate Investment Trusts - 11.0%
American Campus Communities, Inc. (A)	187,891	7,767,414
American Homes 4 Rent, Class A	267,374	4,454,451
AvalonBay Communities, Inc.	72,911	13,425,102
Boston Properties, Inc.	63,870	8,145,980
Brixmor Property Group, Inc.	380,079	9,813,640
General Growth Properties, Inc.	366,666	9,976,982
HCP, Inc.	157,403	6,019,091
Kimco Realty Corp.	470,197	12,441,413
LaSalle Hotel Properties	123,000	3,094,680
Outfront Media, Inc.	255,386	5,575,076
Rayonier, Inc.	268,524	5,961,233
Regency Centers Corp.	109,148	7,435,162
Vornado Realty Trust, Class A	122,044	12,199,518
Weyerhaeuser Co.	283,120	8,487,937
WP Carey, Inc. (A)	52,600	3,103,400

		117,901,079

Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc., Class A	180,684	9,995,439
KLA-Tencor Corp.	100,283	6,954,626
Xilinx, Inc.	245,261	11,519,909

		28,469,974

Software - 1.5%
Synopsys, Inc. (B)	351,553	16,034,332

Specialty Retail - 5.0%
AutoZone, Inc. (B)	17,039	12,641,404
Bed Bath & Beyond, Inc. (B)	193,006	9,312,540
Best Buy Co., Inc.	367,593	11,193,207
Gap, Inc., Class A (A)	398,994	9,855,152
Tiffany & Co. (A)	145,674	11,113,469

		54,115,772

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp.	110,701	$ 8,153,129
VF Corp.	73,680	4,586,580

		12,739,709

Trading Companies & Distributors - 0.9%
MSC Industrial Direct Co., Inc., Class A (A)	165,420	9,308,183

Total Common Stocks (Cost $895,440,111)		1,061,265,018

SECURITIES LENDING COLLATERAL - 11.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	119,810,147	119,810,147

Total Securities Lending Collateral (Cost $119,810,147)		119,810,147

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $13,462,997 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 03/31/2019, and with a value of $13,734,693.	$ 13,462,952	13,462,952

Total Repurchase Agreement (Cost $13,462,952)		13,462,952

Total Investments (Cost $1,028,713,210) (D)		1,194,538,117
Net Other Assets (Liabilities) - (11.1)%		(119,034,760)

Net Assets - 100.0%		$ 1,075,503,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$1,061,265,018	$—	$—	$1,061,265,018
Securities Lending Collateral	119,810,147	—	—	119,810,147
Repurchase Agreement	—	13,462,952	—	13,462,952

Total Investments	$1,181,075,165	$13,462,952	$—	$1,194,538,117

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $116,952,544. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $1,030,092,505. Aggregate gross unrealized appreciation and depreciation for all securities is $231,918,593 and $67,472,981, respectively. Net unrealized appreciation for tax purposes is $164,445,612.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $1,015,250,258) (including securities loaned of $116,952,544)	$1,181,075,165
Repurchase agreement, at value (cost $13,462,952)	13,462,952
Cash	63,013
Receivables:
Shares sold	54,809
Interest	11
Dividends	1,604,531
Net income from securities lending	36,011

Total assets	1,196,296,492

Liabilities:
Payables and other liabilities:
Shares redeemed	38,660
Investments purchased	51,726
Investment advisory fees	737,859
Distribution and service fees	38,023
Administration fees	27,510
Transfer agent fees	2,885
Trustees, CCO and deferred compensation fees	1,847
Audit and tax fees	15,327
Custody fees	21,525
Legal fees	15,703
Printing and shareholder reports fees	28,294
Other	3,629
Collateral for securities on loan	119,810,147

Total liabilities	120,793,135

Net assets	$1,075,503,357

Net assets consist of:
Capital stock ($0.01 par value)	$527,748
Additional paid-in capital	831,997,017
Undistributed (distributions in excess of) net investment income (loss)	9,162,669
Accumulated net realized gain (loss)	67,991,016
Net unrealized appreciation (depreciation) on:
Investments	165,824,907

Net assets	$1,075,503,357

Net assets by class:
Initial Class	$897,001,951
Service Class	178,501,406

Shares outstanding:
Initial Class	43,940,666
Service Class	8,834,149

Net asset value and offering price per share:
Initial Class	$20.41
Service Class	20.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$19,293,997
Interest income	4,158
Net income from securities lending	138,252

Total investment income	19,436,407

Expenses:
Investment advisory fees	9,365,618
Distribution and service fees:
Service Class	458,275
Administration fees	314,438
Transfer agent fees	16,530
Trustees, CCO and deferred compensation fees	30,006
Audit and tax fees	27,935
Custody fees	116,628
Legal fees	77,963
Printing and shareholder reports fees	23,189
Other	40,934

Total expenses	10,471,516

Net investment income (loss)	8,964,891

Net realized gain (loss) on:
Investments	68,778,509

Net realized gain (loss)	68,778,509

Net change in unrealized appreciation (depreciation) on:
Investments	(109,563,161)

Net change in unrealized appreciation (depreciation)	(109,563,161)

Net realized and change in unrealized gain (loss)	(40,784,652)

Net increase (decrease) in net assets resulting from operations	$(31,819,761)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$8,964,891	$10,375,036
Net realized gain (loss)	68,778,509	76,121,121
Net change in unrealized appreciation (depreciation)	(109,563,161)	65,335,933

Net increase (decrease) in net assets resulting from operations	(31,819,761)	151,832,090

Distributions to shareholders:
Net investment income:
Initial Class	(8,746,961)	(6,736,958)
Service Class	(1,370,482)	(806,922)

Total distributions from net investment income	(10,117,443)	(7,543,880)

Net realized gains:
Initial Class	(63,067,919)	(54,847,256)
Service Class	(12,282,213)	(8,205,282)

Total distributions from net realized gains	(75,350,132)	(63,052,538)

Total distributions to shareholders	(85,467,575)	(70,596,418)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,602,047	20,999,992
Service Class	36,615,237	61,607,179

	49,217,284	82,607,171

Dividends and distributions reinvested:
Initial Class	71,814,880	61,584,214
Service Class	13,652,695	9,012,204

	85,467,575	70,596,418

Cost of shares redeemed:
Initial Class	(84,855,957)	(65,189,196)
Service Class	(24,845,441)	(12,086,659)

	(109,701,398)	(77,275,855)

Net increase (decrease) in net assets resulting from capital share transactions	24,983,461	75,927,734

Net increase (decrease) in net assets	(92,303,875)	157,163,406

Net assets:
Beginning of year	1,167,807,232	1,010,643,826

End of year	$1,075,503,357	$1,167,807,232

Undistributed (distributions in excess of) net investment income (loss)	$9,162,669	$10,299,866

Capital share transactions - shares:
Shares issued:
Initial Class	602,579	967,867
Service Class	1,643,751	2,849,970

	2,246,330	3,817,837

Shares reinvested:
Initial Class	3,489,547	2,883,156
Service Class	669,578	425,305

	4,159,125	3,308,461

Shares redeemed:
Initial Class	(4,020,743)	(3,113,357)
Service Class	(1,170,199)	(564,498)

	(5,190,942)	(3,677,855)

Net increase (decrease) in shares outstanding:
Initial Class	71,383	737,666
Service Class	1,143,130	2,710,777

	1,214,513	3,448,443

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$22.68	$21.02	$16.21	$13.55	$13.45

Investment operations:
Net investment income (loss) (A)	0.18	0.22	0.17	0.19	0.16
Net realized and unrealized gain (loss)	(0.79)	2.90	4.95	2.58	0.10

Total investment operations	(0.61)	3.12	5.12	2.77	0.26

Distributions:
Net investment income	(0.20)	(0.16)	(0.09)	(0.11)	(0.16)
Net realized gains	(1.46)	(1.30)	(0.22)	—	—

Total distributions	(1.66)	(1.46)	(0.31)	(0.11)	(0.16)

Net asset value, end of year	$20.41	$22.68	$21.02	$16.21	$13.55

Total return (B)	(2.74)%	15.29%	31.81%	20.53%	2.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$897,002	$994,918	$906,706	$566,505	$176,354
Expenses to average net assets	0.86%	0.86%	0.86%	0.88%	0.89%
Net investment income (loss) to average net assets	0.81%	1.00%	0.89%	1.25%	1.13%
Portfolio turnover rate	17%	24%	29%	28%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$22.48	$20.87	$16.12	$13.49	$13.42

Investment operations:
Net investment income (loss) (A)	0.12	0.17	0.12	0.15	0.13
Net realized and unrealized gain (loss)	(0.77)	2.87	4.92	2.57	0.09

Total investment operations	(0.65)	3.04	5.04	2.72	0.22

Distributions:
Net investment income	(0.16)	(0.13)	(0.07)	(0.09)	(0.15)
Net realized gains	(1.46)	(1.30)	(0.22)	—	—

Total distributions	(1.62)	(1.43)	(0.29)	(0.09)	(0.15)

Net asset value, end of year	$20.21	$22.48	$20.87	$16.12	$13.49

Total return (B)	(2.94)%	14.99%	31.47%	20.24%	1.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$178,501	$172,889	$103,938	$53,092	$28,792
Expenses to average net assets	1.11%	1.11%	1.11%	1.13%	1.14%
Net investment income (loss) to average net assets	0.56%	0.78%	0.65%	1.00%	0.96%
Portfolio turnover rate	17%	24%	29%	28%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $5,502.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$119,810,147	$—	$—	$—	$119,810,147
Total Borrowings	$119,810,147	$—	$—	$—	$119,810,147
Gross amount of recognized liabilities for securities lending transactions					$119,810,147

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$55,385,744	5.15%
Transamerica Asset Allocation – Growth VP	54,468,844	5.06
Transamerica Asset Allocation – Moderate Growth VP	356,324,178	33.13
Transamerica Asset Allocation – Moderate VP	360,449,259	33.52
Transamerica BlackRock Tactical Allocation VP	42,948,769	3.99
Total	$869,576,794	80.85%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $100 million	0.85%
Over $100 million	0.80%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 194,033,761	$ —	$ 187,059,328	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to return of capital distributions and capital gain distributions from REITs and non-REIT return of capital. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 15,355	$ (15,355)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,728,142	$ 71,739,433	$ —	$ 20,279,273	$ 50,317,145	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,037,908	$ 68,495,072	$ —	$ —	$ —	$ 164,445,612

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $71,739,433 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2015 was certainly eventful, as Greece, weakness in crude oil prices, a strong U.S. dollar, China, emerging markets, and the endless speculation on when the U.S. Federal Reserve (“Fed”) would finally raise interest rates dominated the headlines. There was a defensive tone in the markets as large-cap stocks, represented by the S&P 500®, finished the year with a slight gain of 1.38% due to dividends, outperforming bonds, as represented by the Barclays U.S. Aggregate Bond Index, which generated a modest return of 0.55%.

Early in the year, market fears were focused on whether Greece would leave the European Union (“EU”). Bond yields on other European sovereign debt remained low, even as Greek yields soared in the weeks leading up to an agreement. The combination of European Central Bank assurances and economic progress in other peripheral countries meant that the EU and other European economies could survive a Greek exit if necessary.

Concerns over the scare in emerging markets and, specifically, Chinese growth intensified in the summer. While slower growth in China has been a theme for many years, the pace of the slowdown has been the subject of intense debate. Fears came to a head over the summer, with a slide in the stock market and a surprise devaluation of the renminbi. However, Chinese government intervention succeeded in stabilizing the stock market and, after a small devaluation, the People’s Bank of China halted further renminbi declines.

The long-awaited Fed decision to raise U.S. interest rates came on December 16, when the Federal Open Market Committee decided to raise the target rate for short-term interest rates by 0.25%, ending seven years of a near-zero interest rate policy. This was a unanimous decision, and was based not only on the economic progress that has been made over the past few years, but also on the recognition that it takes time for changes in monetary policy to affect the underlying economy.

After a year of growth scares and choppy markets, we have a modestly better outlook in 2016, as we believe the U.S. economy remains in mid-cycle, the recovery may broaden in Europe and emerging economies are showing some early signs of stabilization. Our view is that as U.S. interest rates start to rise, and as the gap between growth in the U.S. and the rest of the world narrows, the dollar’s climb may slow. Further, we also expect that the stabilization of oil prices may reassure equity and credit markets, and that the combination of recovering earnings and consumer resilience in developed markets may also give investors confirmation that gradually rising U.S. rates will not snuff out growth.

PERFORMANCE

For the year ended December 31, 2015, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned (0.11)%. By comparison, its primary, secondary, and addtional benchmarks, the Barclays U.S. Aggregate Bond Index, the S&P 500® and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 0.55%, 1.38% and 0.62%, respectively.

STRATEGY REVIEW

Outperformance versus the benchmark was due to strong security selection, while tactical asset allocation decisions detracted during the period.

With regards to tactical asset allocation, the Portfolio maintained an overweight to U.S. equities through the year. This overweight contributed to performance as domestic equities, represented by the S&P 500®, were one of the best-performing asset classes. During the first half of the year, we held a curve flattening position (long 30-year Treasury bond futures and short two- and five-year Treasury futures), which detracted from performance as 30-year Treasury yields rallied. In September, we initiated an overweight to high yield, funded by reducing investment-grade corporate bonds, given that high-yield spreads had widened and in light of our view that the U.S. was not entering a recession and rates may remain low even as they begin to rise. This position detracted from performance during the remainder of the year.

Underlying manager performance contributed significantly to results over the one-year period, led by the Core Bond and Growth Advantage strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Corporate Credit and Research Enhanced Index strategies.

The Portfolio utilized derivatives during the year. These instruments detracted from performance.

Anne Lester

Nicole Goldberger

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.11)%	4.62%	2.45%	03/01/1994
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	4.51%
S&P 500® (B)	1.38%	12.57%	7.31%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	0.62%	5.21%	5.26%
Service Class	(0.40)%	4.38%	2.21%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Barclays U.S. Aggregate Bond Index, 15% S&P 500®, 5% Russell 1000® Index, and 5% MSCI EAFE Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$995.40	$4.07	$1,021.10	$4.13	0.81%
Service Class	1,000.00	994.60	5.33	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	23.8%
Common Stocks	21.1
U.S. Government Agency Obligations	17.7
U.S. Government Obligations	14.3
Asset-Backed Securities	8.9
Mortgage-Backed Securities	4.4
Investment Companies	4.3
Repurchase Agreement	4.2
Securities Lending Collateral	3.9
Foreign Government Obligations	0.6
Short-Term U.S. Government Obligations	0.1
Preferred Stocks	0.1
Municipal Government Obligations	0.0	*
Master Limited Partnership	0.0	*
Right	0.0	*
Net Other Assets (Liabilities) ^	(3.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 8.9%
Cayman Islands - 0.0% (A)
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A 2.22%, 10/15/2021 (B) (C) (D)	$ 433,334	$ 433,334

Ireland - 0.1%
Trafigura Securitisation Finance PLC Series 2014-1A, Class A 1.28%, 10/15/2021 (B) (C) (D)	744,000	740,944

United States - 8.8%
Aames Mortgage Investment Trust Series 2005-3, Class M1 1.22%, 08/25/2035 (B) (C)	302,443	288,239
Academic Loan Funding Trust
Series 2012-1A, Class A1
1.22%, 12/27/2022 (B) (C)	201,693	200,795
Series 2013-1A, Class A
1.22%, 12/26/2044 (B) (C)	282,149	277,746
Accredited Mortgage Loan Trust
Series 2004-3, Class 2A5
1.50%, 10/25/2034 (B)	1,375,347	1,273,955
Series 2005-4, Class A2D
0.74%, 12/25/2035 (B)	564,973	534,697
ACE Securities Corp. Home Equity Loan Trust
Series 2003-HE1, Class M1
1.40%, 11/25/2033 (B)	969,208	904,638
Series 2004-HE4, Class M2
1.40%, 12/25/2034 (B)	876,823	859,644
Ally Auto Receivables Trust
Series 2013-2, Class A3
0.79%, 01/15/2018	208,142	207,945
Series 2013-2, Class A4
1.24%, 11/15/2018	120,000	119,665
Series 2014-SN2, Class A3
1.03%, 09/20/2017	165,000	164,566
Series 2015-SN1, Class A2A
0.93%, 06/20/2017	281,538	281,051
Series 2015-SN1, Class A3
1.21%, 12/20/2017	152,000	151,344
American Credit Acceptance Receivables Trust
Series 2013-1, Class A
1.45%, 04/16/2018 (C)	977	977
Series 2014-2, Class B
2.26%, 03/10/2020 (C)	217,901	217,949
Series 2014-4, Class A
1.33%, 07/10/2018 (C)	107,381	107,151
Series 2015-1, Class A
1.43%, 08/12/2019 (C)	232,967	232,080
Series 2015-2, Class A
1.57%, 06/12/2019 (C)	310,994	309,936
American Homes 4 Rent Trust
Series 2014-SFR2, Class E
6.23%, 10/17/2036 (C)	150,000	151,239
Series 2014-SFR3, Class E
6.42%, 12/17/2036 (C)	175,000	178,552
Series 2015-SFR1, Class A
3.47%, 04/17/2052 (C)	247,009	242,416

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Homes 4 Rent Trust (continued)
Series 2015-SFR1, Class E
5.64%, 04/17/2052 (C)	$ 192,500	$ 185,672
Series 2015-SFR2, Class E
6.07%, 10/17/2045 (C)	300,000	298,563
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (C)	225,000	219,719
Series 2013-2A, Class 2A
3.07%, 03/15/2048 (C)	450,000	440,635
AmeriCredit Automobile Receivables Trust
Series 2013-2, Class A3
0.65%, 12/08/2017	30,073	30,071
Series 2013-4, Class A3
0.96%, 04/09/2018	254,516	254,412
Series 2013-5, Class A3
0.90%, 09/10/2018	245,229	244,871
Series 2014-1, Class A3
0.90%, 02/08/2019	958,035	955,657
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-10, Class M1
1.47%, 12/25/2033 (B)	1,102,013	1,025,300
Series 2003-10, Class M2
2.97%, 12/25/2033 (B)	703,374	678,133
Argent Securities, Inc. Series 2004-W4, Class A 0.94%, 03/25/2034 (B)	540,629	500,891
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W1, Class M3
3.73%, 09/25/2033 (B)	74,227	74,204
Series 2003-W9, Class M3B
3.54%, 01/25/2034 (B)	912,306	836,755
Series 2004-W2, Class M1
1.26%, 04/25/2034 (B)	697,306	642,258
ARLP Securitization Trust Series 2015-1, Class A1 3.97%, 05/25/2055 (B) (C)	551,882	539,464
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1
1.40%, 11/25/2033 (B)	1,157,344	1,098,948
Series 2004-HE1, Class M1
1.38%, 01/15/2034 (B)	710,005	658,049
AXIS Equipment Finance Receivables II LLC Series 2013-1A, Class A 1.75%, 03/20/2017 (C)	50,830	50,764
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2 1.90%, 03/20/2020 (C)	301,996	300,834
B2R Mortgage Trust
Series 2015-1, Class A1
2.52%, 05/15/2048 (C)	229,869	224,827
Series 2015-2, Class A
3.34%, 11/15/2048 (C)	605,922	604,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Banc of America Funding Corp. Series 2012-R6, Class 1A1 3.00%, 10/26/2039 (C) (D)	$ 155,897	$ 154,069
BCC Funding Corp. X Series 2015-1, Class A2 2.22%, 10/20/2020 (C)	501,000	500,894
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3
2.22%, 06/25/2034 (B)	715,853	690,489
Series 2004-HE6, Class M2
2.30%, 08/25/2034 (B)	780,269	736,064
Blue Elephant Loan Trust
Series 2015-1, Class A
3.12%, 12/15/2022 (C)	350,603	349,949
BMW Vehicle Owner Trust
Series 2013-A, Class A3
0.67%, 11/27/2017	71,358	71,236
Series 2014-A, Class A2
0.53%, 04/25/2017	73,328	73,271
Series 2014-A, Class A3
0.97%, 11/26/2018	240,000	239,386
BXG Receivables Note Trust Series 2012-A, Class A 2.66%, 12/02/2027 (C)	51,294	50,831
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A1 1.63%, 02/18/2020 (C)	100,000	100,202
California Republic Auto Receivables Trust
Series 2012-1, Class A
1.18%, 08/15/2017 (C)	23,992	23,988
Series 2014-3, Class A3
1.09%, 11/15/2018	384,000	382,929
CAM Mortgage LLC Series 2015-1, Class A 3.50%, 07/15/2064 (B) (C)	410,081	409,704
Capital Auto Receivables Asset Trust
Series 2013-3, Class A3
1.31%, 12/20/2017	275,112	275,097
Series 2013-4, Class A3
1.09%, 03/20/2018	425,421	424,919
Series 2014-2, Class A2
0.91%, 04/20/2017	265,717	265,554
CarFinance Capital Auto Trust
Series 2013-2A, Class A
1.75%, 11/15/2017 (C)	2,249	2,248
Series 2014-1A, Class A
1.46%, 12/17/2018 (C)	80,935	80,811
Series 2014-1A, Class B
2.72%, 04/15/2020 (C)	125,000	124,738
Series 2014-2A, Class A
1.44%, 11/16/2020 (C)	247,629	244,912
Series 2015-1A, Class A
1.75%, 06/15/2021 (C)	281,360	279,604
CarMax Auto Owner Trust
Series 2013-1, Class A3
0.60%, 10/16/2017	54,097	54,038
Series 2013-4, Class A3
0.80%, 07/16/2018	104,388	104,130

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CarMax Auto Owner Trust (continued)
Series 2013-4, Class A4
1.28%, 05/15/2019	$ 83,000	$ 82,512
Series 2014-2, Class A3
0.98%, 01/15/2019	421,000	419,580
CarNow Auto Receivables Trust Series 2015-1A, Class A 1.69%, 01/15/2020 (C)	395,066	394,446
Centex Home Equity Loan Trust Series 2004-A, Class M1 1.02%, 01/25/2034 (B)	782,202	704,730
Chase Funding Trust
Series 2003-2, Class 2A2
0.98%, 02/25/2033 (B)	258,024	217,494
Series 2003-5, Class 2A2
1.02%, 07/25/2033 (B)	627,253	570,614
Chrysler Capital Auto Receivables Trust Series 2014-AA, Class A3 0.83%, 09/17/2018 (C)	184,521	184,170
Citi Held For Asset Issuance Series 2015-PM1, Class A 1.85%, 12/15/2021 (C)	403,585	403,420
Concord Funding Co. LLC Series 2012-2, Class A 3.15%, 01/15/2017 (C)	400,000	400,000
Consumer Credit Origination Loan Trust Series 2015-1, Class A 2.82%, 03/15/2021 (C)	161,037	161,013
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A 2.97%, 06/25/2040 (B) (C)	523,535	64,690
Countrywide Partnership Trust Series 2004-EC1, Class M2 1.37%, 01/25/2035 (B)	630,115	570,962
CPS Auto Receivables Trust
Series 2011-B, Class A
3.68%, 09/17/2018 (C)	17,510	17,520
Series 2011-C, Class A
4.21%, 03/15/2019 (C)	11,731	11,778
Series 2012-A, Class A
2.78%, 06/17/2019 (C)	10,918	10,952
Series 2012-B, Class A
2.52%, 09/16/2019 (C)	52,976	53,018
Series 2013-A, Class A
1.31%, 06/15/2020 (C)	60,101	59,493
Series 2013-C, Class A
1.64%, 04/16/2018 (C)	114,099	113,850
Series 2013-D, Class A
1.54%, 07/16/2018 (C)	214,791	214,228
Series 2014-A, Class A
1.21%, 08/15/2018 (C)	132,438	132,031
Series 2014-C, Class A
1.31%, 02/15/2019 (C)	287,653	285,529
Series 2014-C, Class C
3.77%, 08/17/2020 (C)	100,000	98,327
Series 2014-D, Class A
1.49%, 04/15/2019 (C)	460,305	456,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CPS Auto Receivables Trust (continued)
Series 2014-D, Class C
4.35%, 11/16/2020 (C)	$ 100,000	$ 99,500
Series 2015-A, Class A
1.53%, 07/15/2019 (C)	391,307	388,465
Series 2015-A, Class C
4.00%, 02/16/2021 (C)	100,000	98,288
Series 2015-B, Class A
1.65%, 11/15/2019 (C)	539,324	534,729
CPS Auto Trust
Series 2012-C, Class A
1.82%, 12/16/2019 (C)	27,696	27,582
Series 2012-D, Class A
1.48%, 03/16/2020 (C)	24,961	24,875
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A
1.21%, 10/15/2020 (C)	109,952	109,904
Series 2014-1A, Class A
1.55%, 10/15/2021 (C)	550,000	547,685
Series 2014-2A, Class A
1.88%, 03/15/2022 (C)	750,000	746,473
Series 2015-2A, Class A
2.40%, 02/15/2023 (C)	524,000	520,621
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB6, Class M1 1.47%, 12/25/2033 (B)	1,162,551	1,063,800
Drive Auto Receivables Trust
Series 2015-AA, Class A2
1.01%, 11/15/2017 (C)	197,706	197,593
Series 2015-AA, Class D
4.12%, 07/15/2022 (C)	294,000	291,050
Series 2015-BA, Class B
2.12%, 06/17/2019 (C)	408,000	407,093
Series 2015-BA, Class D
3.84%, 07/15/2021 (C)	400,000	392,429
Series 2015-DA, Class D
4.59%, 01/17/2023 (C)	286,000	284,932
DT Auto Owner Trust
Series 2014-3A, Class A
0.98%, 04/16/2018 (C)	182,006	181,652
Series 2015-1A, Class A
1.06%, 09/17/2018 (C)	178,163	177,787
Exeter Automobile Receivables Trust
Series 2014-1A, Class A
1.29%, 05/15/2018 (C)	81,955	81,892
Series 2014-2A, Class A
1.06%, 08/15/2018 (C)	139,242	138,859
Series 2014-2A, Class C
3.26%, 12/16/2019 (C)	65,000	64,006
Series 2014-3A, Class A
1.32%, 01/15/2019 (C)	377,559	376,074
Series 2015-2A, Class A
1.54%, 11/15/2019 (C)	354,945	353,369
Fifth Third Auto Trust
Series 2013-1, Class A3
0.88%, 10/16/2017	66,816	66,802
Series 2014-3, Class A2A
0.57%, 05/15/2017	102,161	102,080

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Fifth Third Auto Trust (continued)
Series 2014-3, Class A3
0.96%, 03/15/2019	$ 155,000	$ 154,483
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 (C)	533	533
Series 2013-1A, Class A2
0.90%, 10/15/2018 (C)	30,083	30,057
Series 2013-3A, Class A3
1.44%, 10/15/2019 (C)	262,523	262,165
Series 2014-3A, Class A2
1.06%, 11/15/2018 (C)	237,104	236,838
Series 2014-3A, Class A3
1.67%, 11/16/2020 (C)	323,000	320,992
Series 2015-1A, Class A2
1.21%, 04/15/2019 (C)	257,560	256,537
Series 2015-2A, Class A1
1.59%, 12/16/2019 (C)	358,096	357,596
FirstKey Lending Trust
Series 2015-SFR1, Class A
2.55%, 03/09/2047 (C)	657,540	644,002
Series 2015-SFR1, Class B
3.42%, 03/09/2047 (C)	240,000	236,178
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018 (C)	26,554	26,525
Series 2013-2, Class A
1.94%, 01/15/2019 (C)	114,199	114,078
Series 2014-1, Class A
1.21%, 04/15/2019 (C)	158,385	157,633
Series 2014-1, Class B
2.55%, 02/18/2020 (C)	50,000	49,699
Series 2014-2, Class A
1.43%, 12/16/2019 (C)	270,076	268,353
Series 2014-2, Class B
2.84%, 11/16/2020 (C)	134,000	133,467
Series 2014-2, Class C
3.95%, 12/15/2020 (C)	66,000	65,169
Series 2015-1, Class A
1.63%, 06/15/2020 (C)	487,868	482,691
Series 2015-3, Class A
2.38%, 10/15/2020 (C)	935,639	931,064
Series 2015-3, Class B
3.68%, 03/15/2022 (C)	189,000	186,835
Series 2015-3, Class C
4.65%, 03/15/2022 (C)	126,000	124,596
Ford Credit Auto Lease Trust
Series 2013-B, Class A4
0.96%, 10/15/2016	75,669	75,658
Series 2014-B, Class A3
0.89%, 09/15/2017	139,000	138,785
Series 2014-B, Class A4
1.10%, 11/15/2017	88,000	87,730
Ford Credit Auto Owner Trust
Series 2014-B, Class A3
0.90%, 10/15/2018	237,000	236,595
Series 2014-C, Class A2
0.61%, 08/15/2017	377,294	377,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ford Credit Auto Owner Trust (continued)
Series 2014-C, Class A3
1.06%, 05/15/2019	$ 611,000	$ 609,553
Series 2015-B, Class A2A
0.72%, 03/15/2018	663,510	662,864
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.71%, 01/15/2018 (B)	112,000	112,000
Fremont Home Loan Trust Series 2004-A, Class M1 1.25%, 01/25/2034 (B)	1,198,305	1,090,648
GCAT Series 2015-2, Class A1 3.75%, 07/25/2020 (B) (C)	525,793	521,204
GLC II Trust Series 2014-A, Class A 4.00%, 12/18/2020 (C)	510,535	507,983
GLC Trust Series 2014-A, Class A 3.00%, 07/15/2021 (C)	421,646	415,321
GLS Auto Receivables Trust Series 2015-1A, Class A 2.25%, 12/15/2020 (C)	503,978	501,004
GMAT Trust Series 2013-1A, Class A 3.97%, 11/25/2043 (B) (C)	175,688	177,497
GO Financial Auto Securitization Trust
Series 2015-1, Class A
1.81%, 03/15/2018 (C)	477,337	476,574
Series 2015-2, Class A
3.27%, 11/15/2018 (C)	613,115	612,336
Series 2015-2, Class B
4.80%, 08/17/2020 (C)	348,000	346,650
Gold Key Resorts LLC Series 2014-A, Class A 3.22%, 03/17/2031 (C)	290,558	287,987
GSAMP Trust
Series 2004-OPT, Class M1
1.29%, 11/25/2034 (B)	978,520	894,892
Series 2006-HE3, Class A2C
0.58%, 05/25/2046 (B)	920,626	825,202
Home Equity Asset Trust
Series 2003-3, Class M1
1.71%, 08/25/2033 (B)	1,317,794	1,253,774
Series 2004-7, Class M1
1.35%, 01/25/2035 (B)	436,147	411,249
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M8 3.72%, 11/25/2034 (B)	369,372	298,582
Honda Auto Receivables Owner Trust
Series 2013-4, Class A3
0.69%, 09/18/2017	216,042	215,817
Series 2013-4, Class A4
1.04%, 02/18/2020	140,000	139,603
Series 2014-2, Class A3
0.77%, 03/19/2018	182,040	181,533
Series 2015-1, Class A2
0.70%, 06/15/2017	344,335	344,000

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Hyundai Auto Receivables Trust
Series 2013-A, Class A4
0.75%, 09/17/2018	$ 200,000	$ 199,636
Series 2014-B, Class A3
0.90%, 12/17/2018	340,840	340,112
Series 2015-A, Class A2
0.68%, 10/16/2017	439,886	439,630
KGS-Alpha SBA Coof Trust, Interest Only STRIPS Series 2012-2, Class A Zero Coupon, 08/25/2038 (B) (C)	2,092,575	60,162
Series 2013-2, Class A
1.51%, 03/25/2039 (B) (C)	1,542,860	81,482
Series 2014-2, Class A
3.10%, 04/25/2040 (B) (C)	784,752	107,413
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2
1.32%, 07/25/2034 (B)	1,050,569	986,013
Series 2004-3, Class M4
2.03%, 07/25/2034 (B)	322,022	300,381
Series 2004-4, Class M1
1.32%, 10/25/2034 (B)	1,000,000	903,971
LV Tower 52 Series 2013-1, Class A 5.50%, 07/15/2019 (C) (D)	693,549	678,499
MarketPlace Loan Trust
Series 2015-OD1, Class A
3.25%, 06/17/2017 (C)	173,123	172,538
Series 2015-OD2, Class A
3.25%, 08/17/2017 (C)	266,152	265,682
Series 2015-OD3, Class A
3.88%, 09/17/2017 (C)	561,455	559,693
Series 2015-OD4, Class A
3.25%, 12/18/2017 (C)	558,000	555,480
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1
1.32%, 09/25/2034 (B)	727,964	686,561
Series 2004-WMC2, Class M1
1.32%, 04/25/2034 (B)	819,123	760,217
Series 2005-NC1, Class M2
1.17%, 12/25/2034 (B)	568,071	543,540
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC7, Class M1
1.47%, 06/25/2033 (B)	558,399	525,505
Series 2004-HE6, Class M1
1.25%, 08/25/2034 (B)	947,246	895,165
Series 2004-NC2, Class M1
1.25%, 12/25/2033 (B)	401,838	370,697
Series 2004-NC7, Class M2
1.35%, 07/25/2034 (B)	977,139	940,388
Series 2004-OP1, Class M1
1.29%, 11/25/2034 (B)	970,641	879,273
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3 1.40%, 02/25/2033 (B)	1,041,250	980,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Nationstar Agency Advance Funding Trust Series 2013-T2A, Class AT2 1.89%, 02/18/2048 (C)	$ 100,000	$ 98,040
Nationstar HECM Loan Trust Series 2015-1A, Class A 3.84%, 05/25/2018 (C)	225,551	224,919
Navitas Equipment Receivables LLC Series 2013-1, Class A 1.95%, 11/15/2016 (C)	25,281	25,264
New Century Home Equity Loan Trust
Series 2004-2, Class M5
2.45%, 08/25/2034 (B)	402,155	378,839
Series 2004-4, Class M1
1.19%, 02/25/2035 (B)	1,291,590	1,156,329
Nissan Auto Lease Trust Series 2015-A, Class A2A 0.99%, 11/15/2017	441,906	441,238
Nissan Auto Receivables Owner Trust Series 2014-B, Class A3 1.11%, 05/15/2019	240,000	239,267
Normandy Mortgage Loan Co. LLC Series 2013-NPL3, Class A 4.95%, 09/16/2043 (B) (C)	120,907	120,726
NRPL Trust Series 2015-2A, Class A1 3.75%, 10/25/2057 (B) (C)	576,323	571,106
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T1, Class AT1
2.31%, 08/15/2046 (C)	650,000	649,572
Series 2015-T1, Class DT1
3.60%, 08/15/2046 (C)	250,000	249,297
Series 2015-T2, Class DT2
4.68%, 08/17/2048 (C)	241,000	241,151
Series 2015-T3, Class DT3
4.27%, 11/15/2046 (C)	750,000	748,939
Series 2015-T4, Class AT4
3.20%, 11/15/2047 (C)	1,300,000	1,295,923
Series 2015-T4, Class DT4
4.67%, 11/15/2047 (C)	400,000	398,870
Oak Hill Advisors Residential Loan Trust
Series 2014-NPL2, Class A1
3.35%, 04/25/2054 (B) (C)	440,771	438,197
Series 2015-NPL1, Class A1
3.47%, 01/25/2055 (B) (C)	373,567	371,748
Series 2015-NPL2, Class A1
3.72%, 07/25/2055 (B) (C)	470,823	466,207
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3
3.21%, 11/15/2047 (C)	954,000	951,125
Series 2015-T3, Class BT3
3.70%, 11/15/2047 (C)	229,000	228,977
Series 2015-T3, Class DT3
4.69%, 11/15/2047 (C)	400,000	399,380
OnDeck Asset Securitization Trust LLC Series 2014-1A, Class A 3.15%, 05/17/2018 (C)	491,000	490,530

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
OneMain Financial Issuance Trust
Series 2014-1A, Class A
2.43%, 06/18/2024 (C)	$ 589,000	$ 586,968
Series 2014-1A, Class B
3.24%, 06/18/2024 (C)	100,000	99,510
Series 2014-2A, Class A
2.47%, 09/18/2024 (C)	1,218,000	1,215,601
Series 2014-2A, Class B
3.02%, 09/18/2024 (C)	280,000	278,667
Series 2015-1A, Class A
3.19%, 03/18/2026 (C)	863,000	857,649
Series 2015-2A, Class A
2.57%, 07/18/2025 (C)	1,138,000	1,124,664
Series 2015-2A, Class B
3.10%, 07/18/2025 (C)	279,000	276,511
Option One Mortgage Acceptance Corp. Asset-Backed Certificates
Series 2003-2, Class A2
1.02%, 04/25/2033 (B)	399,301	370,085
Series 2003-6, Class A2
1.08%, 11/25/2033 (B)	605,272	560,137
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MCW1, Class M1 1.36%, 10/25/2034 (B)	35,174	35,121
PFS Tax Lien Trust Series 2014-1 1.44%, 04/15/2016 (C)	67,607	67,361
Prestige Auto Receivables Trust Series 2014-1A, Class A2 0.97%, 03/15/2018 (C)	223,506	223,069
Pretium Mortgage Credit Partners I LLC Series 2015-NPL2, Class A1 3.75%, 07/27/2030 (B) (C)	555,787	550,496
Progreso Receivables Funding II LLC Series 2014-A, Class A 3.50%, 07/08/2019 (C)	600,000	600,569
Progreso Receivables Funding III LLC Series 2015-A, Class A 3.63%, 02/08/2020 (C)	589,000	587,812
Progreso Receivables Funding LLC Series 2015-B, Class A 3.00%, 07/28/2020 (C)	250,000	247,133
Progress Residential Trust
Series 2015-SFR2, Class A
2.74%, 06/12/2032 (C)	1,210,000	1,180,769
Series 2015-SFR2, Class B
3.14%, 06/12/2032 (C)	327,000	315,806
Series 2015-SFR3, Class A
3.07%, 11/12/2032 (C)	1,052,000	1,037,061
Series 2015-SFR3, Class D
4.67%, 11/12/2032 (C)	100,000	99,450
Series 2015-SFR3, Class E
5.66%, 11/12/2032 (C)	200,000	197,772
Purchasing Power Funding LLC Series 2015-A, Class A2 4.75%, 12/15/2019 (C)	650,000	640,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
RAMP Trust
Series 2004-RS11, Class M1
1.35%, 11/25/2034 (B)	$ 88,843	$ 87,974
Series 2004-RZ1, Class M1
4.82%, 03/25/2034 (B)	201,356	205,899
Series 2006-RZ1, Class A3
0.72%, 03/25/2036 (B)	115,362	112,914
RASC Trust
Series 2005-EMX1, Class M1
1.07%, 03/25/2035 (B)	961,957	898,775
Series 2005-KS9, Class M3
0.88%, 10/25/2035 (B)	1,036,442	965,997
RBSHD Trust Series 2013-1A, Class A 4.69%, 10/25/2047 (B) (C) (D)	199,925	199,942
RMAT LLC Series 2015-NPL1, Class A1 3.75%, 05/25/2055 (B) (C)	210,593	208,162
Santander Drive Auto Receivables Trust
Series 2013-3, Class B
1.19%, 05/15/2018	211,156	211,076
Series 2014-2, Class A3
0.80%, 04/16/2018	344,259	344,023
Series 2014-3, Class A3
0.81%, 07/16/2018	1,270,711	1,269,490
Series 2014-4, Class A2A
0.67%, 01/16/2018	53,011	52,995
Series 2015-S1, Class R1
1.93%, 09/17/2019 (C)	229,226	228,080
Series 2015-S2, Class R1
1.84%, 11/18/2019 (C)	57,010	56,725
Series 2015-S7, Class R1
1.97%, 03/16/2021 (C)	223,135	222,019
Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M1 1.40%, 08/25/2034 (B)	960,175	891,496
Selene Non-Performing Loans LLC Series 2014-1A, Class A 2.98%, 05/25/2054 (B) (C)	540,618	534,449
Skopos Auto Receivables Trust Series 2015-2A, Class A 3.55%, 02/15/2020 (C)	169,039	168,779
SNAAC Auto Receivables Trust Series 2014-1A, Class A 1.03%, 09/17/2018 (C)	41,051	41,033
Soundview Home Loan Trust
Series 2003-2, Class M2
2.90%, 11/25/2033 (B)	67,902	65,981
Series 2006-OPT3, Class 2A3
0.59%, 06/25/2036 (B)	522,579	481,970
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1 1.32%, 11/25/2034 (B)	997,650	925,066
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (C)	1,048,005	1,045,690

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
SpringCastle America Funding LLC (continued)
Series 2014-AA, Class B
4.61%, 10/25/2027 (C)	$ 300,000	$ 300,570
Springleaf Funding Trust
Series 2014-AA, Class A
2.41%, 12/15/2022 (C)	1,213,000	1,209,554
Series 2014-AA, Class B
3.45%, 12/15/2022 (C)	146,000	145,653
Series 2015-AA, Class A
3.16%, 11/15/2024 (C)	769,000	763,513
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
Series 2015-T2, Class DT2
4.23%, 01/15/2047 (C)	344,000	343,546
Series 2015-T3, Class DT3
4.43%, 07/15/2047 (C)	285,000	285,000
Stanwich Mortgage Loan Co. LLC Series 2013-NPL2, Class A 3.23%, 04/16/2059 (C)	68,134	67,688
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1
1.40%, 11/25/2033 (B)	734,549	688,975
Series 2004-BNC1, Class A4
1.36%, 09/25/2034 (B)	652,307	607,172
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-BC3, Class 1A2 0.56%, 05/25/2047 (B)	424,929	408,706
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-GEL1, Class A 1.14%, 02/25/2034 (B)	1,016,080	948,689
Sunset Mortgage Loan Co. LLC Series 2014-NPL2, Class A 3.72%, 11/16/2044 (B) (C)	806,102	802,071
Tidewater Auto Receivables Trust Series 2014-AA, Class A3 1.40%, 07/15/2018 (C)	304,036	303,686
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A2
0.51%, 02/15/2017	77,805	77,772
Series 2014-C, Class A3
0.93%, 07/16/2018	154,000	153,679
Tricon American Homes Trust Series 2015-SFR1, Class A 1.57%, 05/17/2032 (B) (C)	160,000	156,709
Truman Capital Mortgage Loan Trust
Series 2014-NPL1, Class A1
3.23%, 07/25/2053 (B) (C)	191,500	190,837
Series 2014-NPL2, Class A1
3.13%, 06/25/2054 (B) (C)	9,955	9,933
Series 2014-NPL3, Class A1
3.13%, 04/25/2053 (B) (C)	74,790	74,501
U.S. Residential Opportunity Fund II Trust Series 2015-1II, Class A 3.72%, 02/27/2035 (C)	429,045	426,933
U.S. Residential Opportunity Fund III Trust Series 2015-1III, Class A 3.72%, 01/27/2035 (C)	544,904	541,364

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Vericrest Opportunity Loan Trust Series 2015-NPL3, Class A1 3.38%, 10/25/2058 (B) (C)	$ 764,746	$ 751,446
VML LLC Series 2014-NPL1, Class A1 3.88%, 04/27/2054 (B) (C)	168,875	167,969
VOLT XIX LLC Series 2014-NP11, Class A1 3.88%, 04/25/2055 (B) (C)	402,978	401,133
VOLT XL LLC Series 2015-NP14, Class A1 4.38%, 11/27/2045 (B) (C)	518,000	517,383
VOLT XXII LLC Series 2015-NPL4, Class A1 3.50%, 02/25/2055 (B) (C)	366,861	361,897
VOLT XXIV LLC Series 2015-NPL6, Class A1 3.50%, 02/25/2055 (B) (C)	685,259	677,496
VOLT XXV LLC Series 2015-NPL8, Class A1 3.50%, 06/26/2045 (B) (C)	1,319,667	1,300,394
VOLT XXVI LLC
Series 2014-NPL6, Class A1
3.13%, 09/25/2043 (B) (C)	357,315	356,218
Series 2014-NPL6, Class A2
4.25%, 09/25/2043 (B) (C)	184,546	183,250
VOLT XXVII LLC Series 2014-NPL7, Class A1 3.38%, 08/27/2057 (B) (C)	684,869	679,555
VOLT XXX LLC Series 2015-NPL1, Class A1 3.63%, 10/25/2057 (B) (C)	479,141	477,577
VOLT XXXI LLC Series 2015-NPL2, Class A1 3.38%, 02/25/2055 (B) (C)	436,751	430,643
VOLT XXXIII LLC Series 2015-NPL5, Class A1 3.50%, 03/25/2055 (B) (C)	642,232	631,008
VOLT XXXIX LLC Series 2015-NP13, Class-A1 4.13%, 10/25/2045 (B) (C)	382,816	379,961
VOLT XXXV LLC Series 2015-NPL9, Class A1 3.50%, 06/26/2045 (B) (C)	445,832	439,049
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.72%, 04/25/2034 (B)	1,038,887	985,126
Westgate Resorts LLC Series 2012-3A, Class A 2.50%, 03/20/2025 (C)	43,247	43,241
World Omni Auto Receivables Trust
Series 2013-B, Class A3
0.83%, 08/15/2018	145,319	145,029
Series 2013-B, Class A4
1.32%, 01/15/2020	127,000	126,490

		112,304,811

Total Asset-Backed Securities (Cost $113,864,896)		113,479,089

	Principal	Value
CORPORATE DEBT SECURITIES - 23.8%
Australia - 0.3%
Australia & New Zealand Banking Group, Ltd. 2.40%, 11/23/2016 (C)	$ 272,000	$ 274,990
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	77,000	75,638
3.25%, 11/21/2021	80,000	75,144
3.85%, 09/30/2023	350,000	331,386
4.13%, 02/24/2042	185,000	146,030
5.00%, 09/30/2043	55,000	49,434
Commonwealth Bank of Australia
2.25%, 03/16/2017 (C)	250,000	252,590
4.50%, 12/09/2025 (C)	200,000	198,323
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (C)	180,000	178,687
2.60%, 06/24/2019 (C)	87,000	86,913
2.85%, 07/29/2020 (C) (E)	150,000	150,648
4.00%, 07/29/2025 (C) (E)	150,000	151,974
5.00%, 02/22/2017 (C)	509,000	526,436
Macquarie Group, Ltd.
6.00%, 01/14/2020 (C)	30,000	33,111
6.25%, 01/14/2021 (C)	80,000	89,289
National Australia Bank, Ltd.
2.00%, 06/20/2017 (C)	300,000	302,517
3.00%, 07/27/2016 (C)	200,000	202,140
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/2021 - 06/15/2025	415,000	378,003
4.13%, 05/20/2021	80,000	80,113
Westpac Banking Corp.
2.00%, 03/03/2020 (C)	304,000	300,352
2.45%, 11/28/2016 (C)	200,000	202,428
2.60%, 11/23/2020	285,000	286,113

		4,372,259

Bermuda - 0.0% (A)
Weatherford International, Ltd.
6.75%, 09/15/2040	60,000	42,300
9.88%, 03/01/2039	90,000	77,850

		120,150

Canada - 0.9%
Agrium, Inc.
3.38%, 03/15/2025	120,000	109,483
4.13%, 03/15/2035	470,000	399,805
5.25%, 01/15/2045	114,000	106,266
Air Canada Pass-Through Trust
3.60%, 09/15/2028 (C)	340,000	328,950
4.13%, 11/15/2026 (C)	56,086	56,016
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	201,902
Bank of Montreal
1.40%, 09/11/2017, MTN	69,000	68,972
2.38%, 01/25/2019, MTN	170,000	171,431
2.55%, 11/06/2022, MTN	247,000	243,918
Bank of Nova Scotia
1.45%, 04/25/2018 (E)	350,000	347,266
1.85%, 04/14/2020	400,000	391,870
2.35%, 10/21/2020	255,000	252,669
Barrick Gold Corp. 5.25%, 04/01/2042	125,000	84,187

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Burlington Resources Finance Co. 7.40%, 12/01/2031	$ 150,000	$ 178,654
Canadian Imperial Bank of Commerce
1.55%, 01/23/2018	98,000	97,572
2.25%, 07/21/2020 (C) (E)	200,000	198,509
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	94,000	91,427
6.25%, 03/15/2038	30,000	27,305
6.45%, 06/30/2033	80,000	76,881
7.20%, 01/15/2032	50,000	49,847
Canadian Oil Sands, Ltd. 6.00%, 04/01/2042 (C)	43,000	34,403
Canadian Pacific Railway Co.
2.90%, 02/01/2025	173,000	162,844
4.50%, 01/15/2022	490,000	521,143
6.13%, 09/15/2115	17,000	17,220
7.13%, 10/15/2031	150,000	185,745
CDP Financial, Inc. 4.40%, 11/25/2019 (C)	250,000	270,160
Cenovus Energy, Inc.
3.00%, 08/15/2022	378,000	335,243
6.75%, 11/15/2039	100,000	95,089
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	210,656
Encana Corp.
5.15%, 11/15/2041	425,000	284,251
6.50%, 08/15/2034	40,000	32,352
Glencore Finance Canada, Ltd. 5.55%, 10/25/2042 (C)	80,000	56,640
Hydro-Quebec
8.40%, 01/15/2022	40,000	51,667
9.40%, 02/01/2021	220,000	287,876
Petro-Canada 5.35%, 07/15/2033	50,000	49,287
Placer Dome, Inc. 6.45%, 10/15/2035	180,000	139,570
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025 (E)	214,000	201,039
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	219,470
5.45%, 10/01/2043	118,000	124,087
Royal Bank of Canada
1.20%, 01/23/2017	30,000	29,991
1.20%, 09/19/2017 (E)	246,000	244,837
1.88%, 02/05/2020	600,000	589,060
2.00%, 10/01/2018 - 12/10/2018	1,608,000	1,607,580
2.30%, 07/20/2016, MTN	25,000	25,161
Suncor Energy, Inc.
3.60%, 12/01/2024	107,000	100,781
5.95%, 12/01/2034	150,000	150,292
6.10%, 06/01/2018	450,000	484,001
Talisman Energy, Inc. 7.75%, 06/01/2019	40,000	43,104
Teck Resources, Ltd.
3.75%, 02/01/2023 (E)	77,000	35,613
4.75%, 01/15/2022	419,000	203,215
Thomson Reuters Corp. 3.95%, 09/30/2021	346,000	357,265

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Toronto-Dominion Bank
1.50%, 03/13/2017 (C)	$ 230,000	$ 230,370
1.75%, 07/23/2018, MTN	57,000	56,916
2.25%, 11/05/2019, MTN	16,000	15,990
2.50%, 12/14/2020, MTN	730,000	729,704
Total Capital Canada, Ltd.
0.70%, 01/15/2016 (B)	60,000	59,999
2.75%, 07/15/2023	70,000	67,169
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	36,000	35,858
2.50%, 08/01/2022	30,000	27,542
3.75%, 10/16/2023	35,000	34,444
7.25%, 08/15/2038	100,000	118,754
Transcanada Trust
5.63%, 05/20/2075	50,000	46,229

		12,055,547

Cayman Islands - 0.0% (A)
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (C)	200,000	199,202
Noble Holding International, Ltd.
3.95%, 03/15/2022	7,000	4,630
4.00%, 03/16/2018	30,000	27,165
5.25%, 03/15/2042	105,000	58,218
6.05%, 03/01/2041	80,000	47,834
Transocean, Inc.
4.30%, 10/15/2022	33,000	17,490
6.50%, 11/15/2020 (E)	45,000	31,050
7.13%, 12/15/2021	147,000	94,999
7.50%, 04/15/2031	25,000	14,250
8.10%, 12/15/2041	10,000	5,700

		500,538

China - 0.0% (A)
Industrial & Commercial Bank of China, Ltd. 2.35%, 11/13/2017, MTN	250,000	250,639

Colombia - 0.0% (A)
Ecopetrol SA
4.13%, 01/16/2025	107,000	85,600
5.38%, 06/26/2026	116,000	98,890

		184,490

Curaçao - 0.0% (A)
Teva Pharmaceutical Finance Co., BV
2.95%, 12/18/2022	54,000	51,697
3.65%, 11/10/2021	37,000	37,522

		89,219

France - 0.4%
Banque Federative du Credit Mutuel SA
1.70%, 01/20/2017 (C)	300,000	300,606
2.75%, 10/15/2020 (C) (E)	610,000	612,424
BNP Paribas SA 4.38%, 09/28/2025 (C)	350,000	342,763
BPCE SA
1.63%, 01/26/2018, MTN	250,000	248,385
4.00%, 04/15/2024 (E)	250,000	256,851
4.50%, 03/15/2025 (C)	325,000	311,770
Credit Agricole SA
2.75%, 06/10/2020 (C)	675,000	678,621
8.13%, 09/19/2033 (B) (C)	200,000	220,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
France (continued)
Electricite de France SA
2.15%, 01/22/2019 (C)	$ 140,000	$ 139,336
4.88%, 01/22/2044 (C)	125,000	119,520
6.00%, 01/22/2114 (C)	350,000	342,468
Orange SA
2.75%, 09/14/2016	17,000	17,191
5.50%, 02/06/2044 (E)	245,000	260,114
9.00%, 03/01/2031	244,000	344,389
Societe Generale SA 5.63%, 11/24/2045 (C)	200,000	191,620
Total Capital International SA
0.75%, 01/25/2016	18,000	18,000
1.55%, 06/28/2017	38,000	38,097
2.70%, 01/25/2023	572,000	548,348
2.75%, 06/19/2021	300,000	298,843

		5,289,772

Germany - 0.1%
Deutsche Bank AG
1.88%, 02/13/2018	751,000	744,614
2.95%, 08/20/2020	330,000	330,488
3.70%, 05/30/2024	133,000	132,466
6.00%, 09/01/2017	80,000	84,734

		1,292,302

Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020 (C)	565,000	562,434
3.80%, 09/15/2022 (C)	250,000	249,803

		812,237

Ireland - 0.2%
GE Capital International Funding Co.
0.96%, 04/15/2016 (C)	202,000	202,091
2.34%, 11/15/2020 (C)	779,000	772,503
3.37%, 11/15/2025 (C)	509,000	518,205
4.42%, 11/15/2035 (C)	246,000	251,039
Perrigo Finance PLC
3.50%, 12/15/2021	200,000	194,398
3.90%, 12/15/2024	200,000	192,970
XLIT, Ltd. 6.38%, 11/15/2024	100,000	116,570

		2,247,776

Italy - 0.1%
Intesa Sanpaolo SpA
3.88%, 01/15/2019	230,000	236,814
5.25%, 01/12/2024	400,000	428,114

		664,928

Japan - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.70%, 03/05/2018 (C)	365,000	361,962
2.35%, 02/23/2017 (C)	200,000	201,396
4.10%, 09/09/2023 (C)	200,000	210,306
Mizuho Bank, Ltd.
1.30%, 04/16/2017 (C)	200,000	199,017
1.80%, 03/26/2018 (C)	272,000	270,181
2.45%, 04/16/2019 (C)	200,000	200,089
2.70%, 10/20/2020 (C) (E)	510,000	509,538
3.60%, 09/25/2024 (C)	230,000	232,729

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Japan (continued)
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	$ 47,000	$ 46,822

		2,232,040

Korea, Republic of - 0.0% (A)
Korea National Oil Corp. 3.13%, 04/03/2017 (C)	200,000	203,070

Luxembourg - 0.3%
Actavis Funding SCS
2.35%, 03/12/2018	809,000	809,843
3.00%, 03/12/2020	517,000	516,589
3.45%, 03/15/2022	979,000	980,068
3.80%, 03/15/2025	130,000	129,336
3.85%, 06/15/2024	10,000	10,018
4.55%, 03/15/2035	220,000	213,809
4.75%, 03/15/2045	285,000	277,888
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	60,000	59,119
Pentair Finance SA 2.90%, 09/15/2018	170,000	169,239
Schlumberger Investment SA
2.40%, 08/01/2022 (C)	70,000	65,881
3.30%, 09/14/2021 (C)	23,000	22,996
3.65%, 12/01/2023	82,000	83,191
Tyco International Finance SA 5.13%, 09/14/2045	45,000	46,719

		3,384,696

Mexico - 0.1%
America Movil SAB de CV
1.50%, 09/12/2016 (B)	280,000	279,996
3.13%, 07/16/2022	400,000	393,047
5.00%, 03/30/2020	150,000	162,770
Petroleos Mexicanos
4.25%, 01/15/2025 (C) (E)	52,000	45,500
4.50%, 01/23/2026 (C) (E)	222,000	195,027
4.88%, 01/18/2024	65,000	60,613
5.63%, 01/23/2046 (C)	140,000	107,128
6.38%, 01/23/2045	186,000	157,427
6.63%, 06/15/2035	100,000	89,375

		1,490,883

Netherlands - 0.5%
ABN AMRO Bank NV
1.80%, 06/04/2018 (C)	200,000	198,279
2.45%, 06/04/2020 (C)	700,000	693,988
2.50%, 10/30/2018 (C)	440,000	442,802
Airbus Group Finance BV 2.70%, 04/17/2023 (C)	64,000	61,664
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	195,000	199,336
3.88%, 02/08/2022	79,000	83,375
3.95%, 11/09/2022	250,000	253,056
4.38%, 08/04/2025	250,000	254,263
5.25%, 08/04/2045	265,000	277,691
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 (C)	150,000	150,934
8.75%, 06/15/2030	30,000	41,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Heineken NV
1.40%, 10/01/2017 (C)	$ 60,000	$ 59,764
3.40%, 04/01/2022 (C)	150,000	152,132
ING Bank NV 3.75%, 03/07/2017 (C)	200,000	204,899
Koninklijke Philips NV 3.75%, 03/15/2022	245,000	251,503
LYB International Finance BV 4.88%, 03/15/2044	430,000	392,673
Petrobras Global Finance BV
3.25%, 03/17/2017	200,000	185,000
4.38%, 05/20/2023 (E)	84,000	55,440
5.38%, 01/27/2021	36,000	26,820
6.25%, 03/17/2024	271,000	194,443
6.75%, 01/27/2041	100,000	64,000
6.85%, 06/05/2115	26,000	16,835
7.88%, 03/15/2019 (E)	160,000	141,600
Shell International Finance BV
1.13%, 08/21/2017	42,000	41,706
1.63%, 11/10/2018	605,000	601,663
2.13%, 05/11/2020	140,000	137,727
3.40%, 08/12/2023	210,000	208,790
4.13%, 05/11/2035	126,000	120,270
4.30%, 09/22/2019	50,000	53,290
4.55%, 08/12/2043	430,000	417,971
6.38%, 12/15/2038	130,000	153,686
Siemens Financieringsmaatschappij NV
5.75%, 10/17/2016 (C)	125,000	129,454
6.13%, 08/17/2026 (C)	120,000	147,140

		6,413,787

New Zealand - 0.0% (A)
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (C)	200,000	200,567
BNZ International Funding, Ltd. 2.35%, 03/04/2019 (C)	250,000	248,533

		449,100

Norway - 0.1%
Statoil ASA
1.15%, 05/15/2018	134,000	131,796
1.20%, 01/17/2018	44,000	43,572
2.45%, 01/17/2023	58,000	54,981
2.65%, 01/15/2024	143,000	133,759
2.75%, 11/10/2021	31,000	30,804
3.15%, 01/23/2022	20,000	19,939
3.25%, 11/10/2024	61,000	59,828
4.25%, 11/23/2041	16,000	15,075
5.25%, 04/15/2019	100,000	109,097

		598,851

Spain - 0.0% (A)
Santander Issuances SAU 5.18%, 11/19/2025	220,000	216,667
Telefonica Emisiones SAU
5.13%, 04/27/2020	102,000	111,369
6.42%, 06/20/2016	100,000	102,298

		430,334

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Sweden - 0.3%
Nordea Bank AB
3.13%, 03/20/2017 (C)	$ 250,000	$ 254,932
4.25%, 09/21/2022 (C)	200,000	204,874
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018 (C)	615,000	611,747
2.38%, 11/20/2018 (C)	200,000	201,142
2.45%, 05/27/2020 (C) (E)	580,000	576,137
2.63%, 11/17/2020 (C)	250,000	249,210
Stadshypotek AB 1.88%, 10/02/2019 (C) (E)	250,000	246,506
Svenska Handelsbanken AB 2.40%, 10/01/2020, MTN	865,000	858,575
Swedbank AB 1.75%, 03/12/2018 (C)	675,000	671,160

		3,874,283

Switzerland - 0.4%
Credit Suisse AG
1.70%, 04/27/2018	1,010,000	1,002,748
1.75%, 01/29/2018	250,000	249,298
2.30%, 05/28/2019, MTN	250,000	250,215
3.00%, 10/29/2021	250,000	249,005
5.30%, 08/13/2019, MTN	100,000	110,428
6.50%, 08/08/2023 (C)	200,000	215,500
Credit Suisse Group AG 7.50%, 12/11/2023 (B) (C) (F)	575,000	603,654
UBS AG
1.80%, 03/26/2018, MTN	1,375,000	1,372,698
2.38%, 08/14/2019, MTN	475,000	474,444

		4,527,990

United Kingdom - 0.9%
Abbey National Treasury Services PLC 2.35%, 09/10/2019	450,000	450,428
Aon PLC 3.50%, 06/14/2024	200,000	195,204
AstraZeneca PLC 3.38%, 11/16/2025	770,000	764,424
BAE Systems PLC 5.80%, 10/11/2041 (C)	25,000	27,761
Barclays Bank PLC
2.25%, 05/10/2017 (C) (E)	200,000	202,129
2.50%, 02/20/2019	270,000	270,611
5.13%, 01/08/2020	100,000	109,924
6.05%, 12/04/2017 (C)	295,000	314,666
Barclays PLC
2.00%, 03/16/2018	755,000	750,494
2.75%, 11/08/2019	220,000	219,196
2.88%, 06/08/2020	238,000	237,501
3.65%, 03/16/2025	200,000	192,205
BAT International Finance PLC
2.75%, 06/15/2020 (C)	250,000	249,927
3.25%, 06/07/2022 (C)	126,000	126,206
3.50%, 06/15/2022 (C)	215,000	220,392
BP Capital Markets PLC
1.38%, 11/06/2017 - 05/10/2018	174,000	171,955
1.85%, 05/05/2017	71,000	71,340
2.75%, 05/10/2023	150,000	140,848
3.06%, 03/17/2022	515,000	504,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
BP Capital Markets PLC (continued)
3.25%, 05/06/2022	$ 547,000	$ 540,183
3.54%, 11/04/2024	230,000	223,705
3.81%, 02/10/2024	92,000	91,952
Diageo Capital PLC 1.50%, 05/11/2017	76,000	75,960
Ensco PLC
4.70%, 03/15/2021 (E)	265,000	213,372
5.20%, 03/15/2025	68,000	48,394
5.75%, 10/01/2044 (E)	48,000	31,641
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	565,000	569,389
HSBC Bank PLC
1.50%, 05/15/2018 (C)	410,000	405,495
4.75%, 01/19/2021 (C)	240,000	264,363
HSBC Holdings PLC
4.00%, 03/30/2022	233,000	244,596
4.25%, 08/18/2025	200,000	198,481
4.88%, 01/14/2022	100,000	109,690
Imperial Tobacco Finance PLC
3.75%, 07/21/2022 (C)	395,000	396,581
4.25%, 07/21/2025 (C)	320,000	324,724
Invesco Finance PLC
3.75%, 01/15/2026	62,000	62,440
4.00%, 01/30/2024	74,000	76,503
Lloyds Bank PLC 1.75%, 03/16/2018	1,025,000	1,022,224
Lloyds Banking Group PLC
4.50%, 11/04/2024 (E)	200,000	203,025
7.50%, 06/27/2024 (B) (F)	200,000	213,000
Nationwide Building Society 3.90%, 07/21/2025 (C)	345,000	355,865
Rio Tinto Finance USA PLC 1.63%, 08/21/2017	58,000	57,168
Santander UK Group Holdings PLC
2.88%, 10/16/2020	150,000	148,982
5.63%, 09/15/2045 (C)	255,000	254,745
Standard Chartered Bank 6.40%, 09/26/2017 (C)	100,000	106,306
Standard Chartered PLC 5.20%, 01/26/2024 (C) (E)	210,000	215,909
Vodafone Group PLC
1.50%, 02/19/2018	80,000	79,111
1.63%, 03/20/2017	100,000	99,849
6.25%, 11/30/2032	180,000	186,487

		12,039,991

United States - 18.8%
21st Century Fox America, Inc.
3.00%, 09/15/2022	500,000	492,711
4.75%, 09/15/2044	305,000	293,366
4.95%, 10/15/2045 (C)	50,000	49,241
6.55%, 03/15/2033	50,000	56,984
6.65%, 11/15/2037	100,000	116,206
9.50%, 07/15/2024	80,000	108,980
ABB Finance USA, Inc.
1.63%, 05/08/2017	16,000	16,011
2.88%, 05/08/2022	23,000	22,668
4.38%, 05/08/2042	12,000	11,911

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AbbVie, Inc.
1.75%, 11/06/2017	$ 266,000	$ 265,484
2.90%, 11/06/2022	205,000	198,325
3.20%, 11/06/2022	342,000	336,642
3.60%, 05/14/2025	660,000	651,377
4.50%, 05/14/2035	188,000	184,164
ACE INA Holdings, Inc.
2.30%, 11/03/2020	90,000	89,353
2.88%, 11/03/2022	191,000	189,551
3.15%, 03/15/2025	131,000	129,469
3.35%, 05/03/2026	63,000	62,807
4.35%, 11/03/2045	170,000	172,742
Actavis, Inc.
1.88%, 10/01/2017	260,000	259,690
3.25%, 10/01/2022	129,000	126,826
ADT Corp.
3.50%, 07/15/2022 (E)	25,000	22,375
4.88%, 07/15/2042	20,000	14,300
Advance Auto Parts, Inc. 4.50%, 01/15/2022 - 12/01/2023	320,000	328,210
Aetna, Inc.
3.50%, 11/15/2024	575,000	573,964
4.50%, 05/15/2042	10,000	9,824
6.75%, 12/15/2037	70,000	88,132
AGL Capital Corp.
3.50%, 09/15/2021	182,000	182,462
4.40%, 06/01/2043	79,000	71,036
5.25%, 08/15/2019	230,000	247,405
6.38%, 07/15/2016	50,000	51,301
AIG Global Funding 1.65%, 12/15/2017 (C)	284,000	282,572
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (C)	150,000	192,531
Air Lease Corp. 2.63%, 09/04/2018	545,000	538,711
Alabama Power Co.
3.55%, 12/01/2023	76,000	78,183
3.75%, 03/01/2045	181,000	162,618
4.15%, 08/15/2044	64,000	60,881
6.00%, 03/01/2039	38,000	45,170
Allstate Corp. 3.15%, 06/15/2023	110,000	109,915
Altria Group, Inc.
2.63%, 01/14/2020	350,000	350,650
2.85%, 08/09/2022	92,000	89,689
4.00%, 01/31/2024	255,000	264,176
4.25%, 08/09/2042	265,000	243,148
4.50%, 05/02/2043	200,000	189,850
Amazon.com, Inc.
2.60%, 12/05/2019	415,000	421,508
3.80%, 12/05/2024	536,000	557,579
4.80%, 12/05/2034	117,000	123,186
American Airlines Pass-Through Trust 4.95%, 07/15/2024	347,131	366,223
American Electric Power Co., Inc. 1.65%, 12/15/2017	26,000	25,808
American Express Co.
2.65%, 12/02/2022	103,000	99,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
American Express Co. (continued)
3.63%, 12/05/2024	$ 131,000	$ 128,207
7.00%, 03/19/2018	120,000	133,079
American Express Credit Corp.
1.80%, 07/31/2018, MTN	130,000	129,767
2.13%, 03/18/2019	150,000	149,985
2.25%, 08/15/2019, MTN	200,000	200,035
2.38%, 03/24/2017 - 05/26/2020, MTN	216,000	216,198
2.60%, 09/14/2020, MTN	867,000	869,003
2.80%, 09/19/2016, MTN	39,000	39,497
American Honda Finance Corp.
1.55%, 12/11/2017, MTN	110,000	110,024
1.60%, 02/16/2018 (C)	200,000	198,482
2.25%, 08/15/2019, MTN	140,000	140,345
American International Group, Inc.
3.75%, 07/10/2025	69,000	68,383
3.88%, 01/15/2035	99,000	87,321
4.13%, 02/15/2024	145,000	148,902
4.50%, 07/16/2044	355,000	328,289
4.80%, 07/10/2045	525,000	507,598
American Tower Corp.
3.40%, 02/15/2019	150,000	153,868
3.45%, 09/15/2021	240,000	241,176
3.50%, 01/31/2023	130,000	127,064
4.00%, 06/01/2025	340,000	334,202
4.50%, 01/15/2018	160,000	166,863
American Water Capital Corp.
3.40%, 03/01/2025	59,000	59,941
3.85%, 03/01/2024	200,000	209,935
Ameriprise Financial, Inc. 4.00%, 10/15/2023	180,000	186,986
Amgen, Inc.
3.13%, 05/01/2025	300,000	284,991
3.63%, 05/22/2024	797,000	796,703
3.88%, 11/15/2021	30,000	31,256
4.40%, 05/01/2045	115,000	106,550
5.15%, 11/15/2041	80,000	81,219
5.65%, 06/15/2042	31,000	33,545
5.70%, 02/01/2019	50,000	55,124
6.38%, 06/01/2037	100,000	116,455
6.40%, 02/01/2039	38,000	45,075
Anadarko Petroleum Corp.
4.50%, 07/15/2044	190,000	145,461
6.38%, 09/15/2017	330,000	346,045
Anheuser-Busch InBev Finance, Inc.
2.63%, 01/17/2023	630,000	604,597
3.70%, 02/01/2024 (E)	654,000	667,218
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	130,000	125,071
5.38%, 01/15/2020	455,000	503,483
8.20%, 01/15/2039	20,000	28,829
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	90,611
Anthem, Inc.
2.30%, 07/15/2018	85,000	84,840
3.13%, 05/15/2022	62,000	60,849
3.30%, 01/15/2023	21,000	20,408
3.50%, 08/15/2024	708,000	691,278

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Anthem, Inc. (continued)
4.63%, 05/15/2042	$ 50,000	$ 47,216
4.65%, 08/15/2044	97,000	92,450
5.10%, 01/15/2044	225,000	225,886
Aon Corp. 3.13%, 05/27/2016	29,000	29,225
Apache Corp.
3.25%, 04/15/2022	14,000	13,334
4.75%, 04/15/2043	23,000	19,221
5.10%, 09/01/2040	90,000	76,933
6.00%, 01/15/2037	160,000	154,534
6.90%, 09/15/2018	50,000	54,931
Appalachian Power Co.
5.80%, 10/01/2035	25,000	27,666
6.70%, 08/15/2037	55,000	65,854
Apple, Inc.
0.58%, 05/03/2018 (B)	172,000	171,640
2.15%, 02/09/2022 (E)	717,000	695,939
2.40%, 05/03/2023	284,000	276,720
2.70%, 05/13/2022	385,000	386,030
2.85%, 05/06/2021	264,000	270,362
3.20%, 05/13/2025	96,000	97,162
3.45%, 02/09/2045	621,000	534,655
3.85%, 05/04/2043	305,000	281,000
4.38%, 05/13/2045	100,000	100,971
Arizona Public Service Co.
2.20%, 01/15/2020	83,000	82,219
3.35%, 06/15/2024	169,000	171,593
4.50%, 04/01/2042	8,000	8,205
5.05%, 09/01/2041	23,000	25,147
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	20,983
6.88%, 06/01/2018	50,000	54,439
7.50%, 01/15/2027	380,000	447,820
AT&T, Inc.
3.00%, 02/15/2022 - 06/30/2022	1,499,000	1,465,736
3.40%, 05/15/2025	777,000	746,767
3.88%, 08/15/2021	155,000	159,909
4.30%, 12/15/2042	981,000	838,261
4.35%, 06/15/2045	110,000	94,102
4.45%, 05/15/2021	335,000	356,559
4.50%, 05/15/2035	79,000	73,064
4.75%, 05/15/2046	81,000	74,163
4.80%, 06/15/2044	570,000	522,198
5.50%, 02/01/2018	50,000	53,449
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	71,874
6.35%, 06/15/2017	100,000	106,534
8.50%, 03/15/2019	126,000	147,669
AutoZone, Inc. 3.25%, 04/15/2025	330,000	319,072
AvalonBay Communities, Inc. 3.63%, 10/01/2020	155,000	160,897
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (C)	45,000	44,746
3.85%, 12/15/2025 (C)	200,000	197,994
4.75%, 10/07/2044 (C)	48,000	46,713
6.38%, 06/01/2019 (C)	80,000	89,530

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	$ 180,000	$ 178,260
3.35%, 07/01/2023	260,000	263,170
5.20%, 06/15/2033	200,000	218,582
Bank of America Corp.
2.00%, 01/11/2018	700,000	699,107
2.25%, 04/21/2020, MTN	455,000	444,019
2.60%, 01/15/2019	1,980,000	1,986,453
2.65%, 04/01/2019	400,000	400,976
3.30%, 01/11/2023, MTN	1,339,000	1,318,011
3.88%, 08/01/2025, MTN	570,000	578,623
3.95%, 04/21/2025, MTN	803,000	781,937
4.00%, 04/01/2024 - 01/22/2025, MTN	266,000	264,642
4.25%, 10/22/2026, MTN	302,000	298,930
5.00%, 05/13/2021 - 01/21/2044, MTN	375,000	407,507
5.13%, 06/17/2019 (F)	350,000	333,375
5.63%, 10/14/2016 - 07/01/2020, MTN	810,000	872,034
5.65%, 05/01/2018, MTN	105,000	112,907
5.88%, 02/07/2042, MTN	20,000	23,342
6.40%, 08/28/2017, MTN	100,000	107,120
6.50%, 08/01/2016	213,000	219,212
6.88%, 04/25/2018, MTN	50,000	55,163
7.63%, 06/01/2019, MTN	200,000	231,664
8.00%, 01/30/2018 (F)	760,000	773,300
Bank of America NA
1.65%, 03/26/2018	590,000	585,562
1.75%, 06/05/2018	750,000	745,178
2.05%, 12/07/2018, MTN	1,355,000	1,351,098
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	182,000	182,846
2.15%, 02/24/2020, MTN	850,000	840,774
2.20%, 03/04/2019, MTN	60,000	60,182
3.25%, 09/11/2024, MTN	190,000	191,248
3.55%, 09/23/2021	19,000	19,931
4.15%, 02/01/2021, MTN	55,000	59,153
4.60%, 01/15/2020, MTN	100,000	108,323
4.95%, 06/20/2020 (F)	720,000	705,600
Barrick North America Finance LLC 4.40%, 05/30/2021	100,000	89,793
Baxalta, Inc.
3.60%, 06/23/2022 (C)	185,000	184,951
4.00%, 06/23/2025 (C)	470,000	465,115
5.25%, 06/23/2045 (C)	158,000	158,533
Bayer US Finance LLC
3.38%, 10/08/2024 (C)	200,000	201,423
BB&T Corp.
1.60%, 08/15/2017, MTN	31,000	31,036
2.05%, 06/19/2018, MTN	56,000	56,318
2.45%, 01/15/2020, MTN	270,000	271,809
6.85%, 04/30/2019, MTN	60,000	68,390
Becton Dickinson and Co.
2.68%, 12/15/2019	28,000	28,152
3.73%, 12/15/2024	382,000	385,257
Bed Bath & Beyond, Inc.
4.92%, 08/01/2034	344,000	306,903
BellSouth Corp.
6.55%, 06/15/2034	423,000	442,557

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	$ 45,000	$ 44,580
3.50%, 02/01/2025	551,000	546,390
3.75%, 11/15/2023	293,000	300,671
4.50%, 02/01/2045	290,000	278,630
6.13%, 04/01/2036	75,000	87,461
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	110,000	107,874
4.40%, 05/15/2042	62,000	61,388
5.40%, 05/15/2018 (E)	200,000	217,083
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	106,000	111,714
3.75%, 08/15/2021 (E)	122,000	130,103
4.50%, 02/11/2043	130,000	130,901
Biogen, Inc.
3.63%, 09/15/2022	457,000	462,062
5.20%, 09/15/2045	322,000	322,122
BlackRock, Inc.
3.38%, 06/01/2022	50,000	51,725
3.50%, 03/18/2024 (E)	40,000	41,072
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (C)	33,000	30,973
5.88%, 03/15/2021 (C)	120,000	137,247
Boardwalk Pipelines, LP
4.95%, 12/15/2024	58,000	50,433
Boston Gas Co.
4.49%, 02/15/2042 (C)	24,000	23,340
Boston Properties, LP
3.85%, 02/01/2023	160,000	163,276
4.13%, 05/15/2021	175,000	183,295
Branch Banking & Trust Co.
2.85%, 04/01/2021	520,000	525,467
3.63%, 09/16/2025	470,000	474,420
Brixmor Operating Partnership, LP
3.88%, 08/15/2022	340,000	338,438
Brown-Forman Corp.
4.50%, 07/15/2045	75,000	77,563
Buckeye Partners, LP
4.15%, 07/01/2023	111,000	95,105
4.88%, 02/01/2021	220,000	213,987
5.85%, 11/15/2043	100,000	77,242
Bunge, Ltd. Finance Corp.
3.50%, 11/24/2020	55,000	54,694
8.50%, 06/15/2019	130,000	150,459
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	198,000	195,124
3.05%, 03/15/2022 - 09/01/2022	216,000	215,900
3.45%, 09/15/2021	40,000	40,882
4.10%, 06/01/2021	140,000	147,559
4.15%, 04/01/2045	290,000	262,835
4.40%, 03/15/2042	50,000	47,545
4.45%, 03/15/2043	50,000	47,541
4.70%, 09/01/2045	110,000	109,761
4.90%, 04/01/2044	320,000	328,376
5.15%, 09/01/2043	231,000	243,631
5.40%, 06/01/2041	60,000	65,230
7.95%, 08/15/2030	200,000	277,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cameron International Corp.
4.00%, 12/15/2023	$ 28,000	$ 28,124
Capital One Bank USA NA
2.25%, 02/13/2019	250,000	248,901
3.38%, 02/15/2023	1,145,000	1,120,471
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	169,161
4.20%, 10/29/2025	125,000	123,419
Capital One NA
2.35%, 08/17/2018	955,000	956,794
2.40%, 09/05/2019	300,000	296,817
Cardinal Health, Inc.
3.75%, 09/15/2025	68,000	69,034
4.90%, 09/15/2045	60,000	60,783
Cargill, Inc.
3.30%, 03/01/2022 (C)	110,000	110,661
Caterpillar Financial Services Corp.
1.25%, 11/06/2017, MTN	43,000	42,834
1.70%, 06/16/2018, MTN	150,000	149,929
2.75%, 08/20/2021, MTN	60,000	59,666
2.85%, 06/01/2022, MTN (E)	77,000	76,245
3.75%, 11/24/2023, MTN	121,000	125,877
7.15%, 02/15/2019, MTN	100,000	114,592
Caterpillar, Inc.
1.50%, 06/26/2017	35,000	35,060
2.60%, 06/26/2022	31,000	30,414
4.30%, 05/15/2044 (E)	330,000	318,685
CBS Corp.
3.70%, 08/15/2024	173,000	168,244
4.00%, 01/15/2026	83,000	80,937
4.85%, 07/01/2042	100,000	89,754
4.90%, 08/15/2044	68,000	61,875
CCO Safari II LLC
3.58%, 07/23/2020 (C)	180,000	178,922
4.46%, 07/23/2022 (C)	603,000	600,896
4.91%, 07/23/2025 (C)	385,000	384,625
6.38%, 10/23/2035 (C)	89,000	89,919
6.48%, 10/23/2045 (C)	250,000	250,410
6.83%, 10/23/2055 (C)	120,000	118,228
Celgene Corp.
1.90%, 08/15/2017	74,000	74,276
2.88%, 08/15/2020	130,000	129,020
3.25%, 08/15/2022	20,000	19,841
3.55%, 08/15/2022	155,000	156,507
3.63%, 05/15/2024	186,000	182,931
3.88%, 08/15/2025	340,000	338,623
5.00%, 08/15/2045	114,000	114,443
Centel Capital Corp.
9.00%, 10/15/2019	25,000	28,630
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	100,000	104,962
6.13%, 11/01/2017	30,000	32,280
CF Industries, Inc.
4.95%, 06/01/2043	50,000	42,514
7.13%, 05/01/2020	200,000	225,683
Chevron Corp.
2.36%, 12/05/2022	50,000	47,745
2.42%, 11/17/2020	335,000	333,116

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Chevron Corp. (continued)
3.19%, 06/24/2023	$ 74,000	$ 74,394
3.33%, 11/17/2025 (E)	320,000	322,200
Cigna Corp. 4.00%, 02/15/2022	480,000	496,123
Cisco Systems, Inc.
3.00%, 06/15/2022	222,000	225,783
3.50%, 06/15/2025 (E)	277,000	284,969
3.63%, 03/04/2024	215,000	224,304
Citigroup, Inc.
1.55%, 08/14/2017	220,000	219,158
1.70%, 04/27/2018	300,000	297,026
1.80%, 02/05/2018	1,169,000	1,164,525
1.85%, 11/24/2017	112,000	111,835
2.15%, 07/30/2018	82,000	81,939
2.40%, 02/18/2020	135,000	133,420
2.50%, 09/26/2018 - 07/29/2019	410,000	411,777
2.55%, 04/08/2019	100,000	100,406
3.30%, 04/27/2025	230,000	225,881
3.75%, 06/16/2024	97,000	98,742
3.88%, 10/25/2023 - 03/26/2025	550,000	562,368
4.30%, 11/20/2026	685,000	681,619
4.40%, 06/10/2025	408,000	412,083
4.45%, 09/29/2027	325,000	322,848
4.95%, 11/07/2043	115,000	120,839
5.50%, 09/13/2025	115,000	124,832
5.95%, 05/15/2025 (F)	370,000	356,125
6.13%, 11/15/2020 (F)	220,000	224,400
6.30%, 05/15/2024 (F)	687,000	669,825
Citizens Financial Group, Inc. 4.30%, 12/03/2025	60,000	60,315
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50,000	55,016
8.88%, 11/15/2018	70,000	82,054
CME Group, Inc. 3.00%, 09/15/2022 - 03/15/2025	226,000	224,258
CMS Energy Corp. 8.75%, 06/15/2019	50,000	59,777
CNA Financial Corp. 7.35%, 11/15/2019	200,000	230,265
Comcast Cable Communications LLC 8.88%, 05/01/2017	100,000	109,645
Comcast Corp.
4.20%, 08/15/2034	278,000	275,384
4.25%, 01/15/2033	139,000	136,585
4.50%, 01/15/2043	215,000	214,115
4.60%, 08/15/2045	375,000	379,696
4.75%, 03/01/2044	635,000	659,580
6.45%, 03/15/2037	60,000	74,675
6.50%, 11/15/2035	210,000	263,196
7.05%, 03/15/2033	90,000	116,118
Comerica, Inc. 3.80%, 07/22/2026	180,000	177,253
Commonwealth Edison Co. 4.35%, 11/15/2045	250,000	251,643
ConAgra Foods, Inc.
1.30%, 01/25/2016	24,000	24,004
2.10%, 03/15/2018	21,000	20,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ConocoPhillips Co.
1.05%, 12/15/2017	$ 70,000	$ 68,731
2.20%, 05/15/2020	82,000	79,348
3.35%, 05/15/2025 (E)	375,000	338,881
5.75%, 02/01/2019	90,000	97,413
Consolidated Edison Co. of New York, Inc.
4.20%, 03/15/2042	25,000	23,975
4.50%, 12/01/2045	330,000	334,052
4.63%, 12/01/2054	280,000	275,506
Consumers Energy Co.
2.85%, 05/15/2022	8,000	7,920
4.35%, 08/31/2064	32,000	30,319
5.65%, 04/15/2020	110,000	124,029
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	37,673	38,615
Costco Wholesale Corp. 2.25%, 02/15/2022	142,000	139,357
Cox Communications, Inc.
3.25%, 12/15/2022 (C)	140,000	127,220
4.80%, 02/01/2035 (C)	250,000	206,815
Crown Castle Towers LLC 3.22%, 05/15/2042 (C)	104,000	102,613
CSX Corp.
3.40%, 08/01/2024	200,000	198,842
3.95%, 05/01/2050	46,000	38,908
4.10%, 03/15/2044	27,000	24,461
4.25%, 06/01/2021	23,000	24,323
7.90%, 05/01/2017	95,000	102,793
CVS Health Corp.
2.75%, 12/01/2022	705,000	686,886
3.50%, 07/20/2022	67,000	68,176
3.88%, 07/20/2025	235,000	239,836
4.00%, 12/05/2023	201,000	208,883
4.88%, 07/20/2035	305,000	314,910
5.13%, 07/20/2045	260,000	273,892
5.30%, 12/05/2043	47,000	50,482
CVS Pass-Through Trust
4.70%, 01/10/2036 (C)	66,357	67,013
5.93%, 01/10/2034 (C)	50,533	55,509
6.20%, 10/10/2025 (C)	118,977	128,060
Daimler Finance North America LLC
2.25%, 09/03/2019 (C) (E)	150,000	147,737
2.38%, 08/01/2018 (C)	151,000	151,228
2.45%, 05/18/2020 (C)	640,000	627,712
2.63%, 09/15/2016 (C)	150,000	151,297
2.88%, 03/10/2021 (C)	250,000	246,557
Danaher Corp.
2.40%, 09/15/2020	56,000	55,998
3.90%, 06/23/2021	33,000	35,075
DDR Corp. 3.50%, 01/15/2021	475,000	471,124
Deere & Co.
2.60%, 06/08/2022	15,000	14,790
3.90%, 06/09/2042	13,000	12,428
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	44,449
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	28,161	29,709

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Devon Energy Corp.
3.25%, 05/15/2022 (E)	$ 614,000	$ 521,923
4.75%, 05/15/2042	24,000	17,039
5.00%, 06/15/2045	345,000	261,477
6.30%, 01/15/2019	40,000	41,212
Devon Financing Corp. LLC 7.88%, 09/30/2031	180,000	184,619
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	50,717
Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	113,000	68,601
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	460,000	462,909
3.95%, 01/15/2025	43,000	42,390
4.45%, 04/01/2024	305,000	313,263
5.15%, 03/15/2042	110,000	102,557
6.38%, 03/01/2041	205,000	220,031
Discover Bank
2.00%, 02/21/2018	500,000	496,619
3.20%, 08/09/2021	850,000	844,186
4.20%, 08/08/2023	350,000	357,547
4.25%, 03/13/2026	280,000	281,884
Discovery Communications LLC
3.30%, 05/15/2022	190,000	179,126
4.38%, 06/15/2021	137,000	140,397
4.95%, 05/15/2042	50,000	41,890
Dominion Gas Holdings LLC
2.50%, 12/15/2019	100,000	99,892
2.80%, 11/15/2020	59,000	59,193
4.60%, 12/15/2044	150,000	139,619
Dominion Resources, Inc.
3.63%, 12/01/2024	310,000	307,024
3.90%, 10/01/2025	285,000	285,296
4.70%, 12/01/2044	390,000	379,957
4.90%, 08/01/2041	11,000	10,764
5.25%, 08/01/2033	90,000	93,498
6.30%, 03/15/2033	50,000	57,541
Dow Chemical Co.
4.13%, 11/15/2021	76,000	79,678
5.25%, 11/15/2041	17,000	16,571
8.55%, 05/15/2019	40,000	47,146
8.85%, 09/15/2021	190,000	241,125
DTE Electric Co.
2.65%, 06/15/2022	13,000	12,793
3.70%, 03/15/2045	123,000	113,016
3.95%, 06/15/2042	20,000	19,146
DTE Energy Co.
2.40%, 12/01/2019	31,000	30,868
3.50%, 06/01/2024	111,000	111,123
3.85%, 12/01/2023	64,000	65,764
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100,000	106,191
4.25%, 12/15/2041	17,000	16,945
6.00%, 12/01/2028	100,000	119,928
Duke Energy Corp.
3.05%, 08/15/2022	360,000	354,956
3.75%, 04/15/2024	455,000	461,005
3.95%, 10/15/2023	300,000	308,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Duke Energy Florida LLC 5.90%, 03/01/2033	$ 60,000	$ 68,845
Duke Energy Ohio, Inc. 3.80%, 09/01/2023	136,000	141,996
Duke Energy Progress LLC
2.80%, 05/15/2022	32,000	32,025
3.00%, 09/15/2021	67,000	68,298
3.25%, 08/15/2025	106,000	106,737
4.15%, 12/01/2044	450,000	439,627
4.20%, 08/15/2045	130,000	128,080
4.38%, 03/30/2044	44,000	44,693
5.70%, 04/01/2035	100,000	116,633
Duke Realty, LP
3.88%, 02/15/2021	500,000	509,811
4.38%, 06/15/2022	146,000	150,451
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	30,000	28,507
4.15%, 02/15/2043	44,000	38,412
5.60%, 12/15/2036	40,000	41,345
6.00%, 07/15/2018	30,000	32,709
Eaton Corp.
1.50%, 11/02/2017	27,000	26,830
4.00%, 11/02/2032	21,000	20,014
5.80%, 03/15/2037	130,000	147,434
6.95%, 03/20/2019	60,000	68,371
eBay, Inc.
2.60%, 07/15/2022	450,000	418,874
3.45%, 08/01/2024 (E)	200,000	191,194
Ecolab, Inc.
1.45%, 12/08/2017	103,000	102,024
2.25%, 01/12/2020	80,000	79,540
5.50%, 12/08/2041	110,000	119,681
Embarq Corp. 7.08%, 06/01/2016	100,000	101,560
Enable Midstream Partners, LP 3.90%, 05/15/2024	300,000	229,331
Energy Transfer Partners, LP
3.60%, 02/01/2023	166,000	136,645
4.05%, 03/15/2025	455,000	373,673
4.75%, 01/15/2026	118,000	99,248
5.15%, 03/15/2045	36,000	25,445
EnLink Midstream Partners, LP
4.15%, 06/01/2025	245,000	188,433
5.05%, 04/01/2045	58,000	35,965
Entergy Arkansas, Inc.
3.05%, 06/01/2023 (E)	158,000	155,287
3.75%, 02/15/2021	130,000	135,248
Entergy Corp. 4.00%, 07/15/2022	285,000	290,751
Enterprise Products Operating LLC
2.55%, 10/15/2019	600,000	575,228
3.35%, 03/15/2023	100,000	90,426
3.75%, 02/15/2025	193,000	176,538
3.90%, 02/15/2024	650,000	606,455
4.85%, 03/15/2044	130,000	105,252
4.90%, 05/15/2046	88,000	71,913
4.95%, 10/15/2054	35,000	27,380
5.10%, 02/15/2045	65,000	54,446

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Enterprise Products Operating LLC (continued)
5.25%, 01/31/2020	$ 104,000	$ 109,525
5.75%, 03/01/2035	100,000	92,449
EOG Resources, Inc.
2.63%, 03/15/2023	47,000	44,526
4.10%, 02/01/2021	80,000	84,395
Equity Commonwealth 6.65%, 01/15/2018	110,000	116,421
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (C)	285,000	284,892
5.25%, 10/01/2020 (C)	8,000	8,765
5.63%, 03/15/2042 (C)	37,000	39,710
6.70%, 06/01/2034 (C)	44,000	51,896
ERP Operating, LP
2.38%, 07/01/2019	32,000	32,085
4.63%, 12/15/2021	31,000	33,644
5.38%, 08/01/2016	100,000	102,285
Exelon Generation Co. LLC
2.95%, 01/15/2020	210,000	209,245
6.20%, 10/01/2017	100,000	106,692
Express Scripts Holding Co.
2.65%, 02/15/2017	280,000	282,750
3.50%, 06/15/2024	440,000	433,484
3.90%, 02/15/2022	85,000	87,310
4.75%, 11/15/2021	85,000	91,142
Exxon Mobil Corp. 2.40%, 03/06/2022	260,000	256,001
FedEx Corp.
3.90%, 02/01/2035	73,000	66,451
4.10%, 02/01/2045	240,000	213,862
Fifth Third Bancorp
2.30%, 03/01/2019	80,000	80,187
2.88%, 07/27/2020	125,000	124,861
Fifth Third Bank 2.38%, 04/25/2019	300,000	300,992
FirstEnergy Solutions Corp. 6.80%, 08/15/2039	130,000	122,658
FirstEnergy Transmission LLC
4.35%, 01/15/2025 (C)	500,000	506,837
Florida Power & Light Co.
3.13%, 12/01/2025	615,000	616,121
4.05%, 10/01/2044	145,000	143,482
5.13%, 06/01/2041	30,000	34,192
5.63%, 04/01/2034	100,000	119,026
Fluor Corp.
3.38%, 09/15/2021	149,000	152,234
Ford Motor Co.
4.75%, 01/15/2043	50,000	47,132
Ford Motor Credit Co. LLC
1.59%, 05/09/2016 (B)	200,000	200,272
1.68%, 09/08/2017	200,000	197,579
2.24%, 06/15/2018	200,000	198,182
2.38%, 01/16/2018 - 03/12/2019	400,000	396,684
2.60%, 11/04/2019	250,000	245,459
2.88%, 10/01/2018	200,000	200,285
3.00%, 06/12/2017	1,150,000	1,161,180
3.20%, 01/15/2021	625,000	620,773
3.66%, 09/08/2024	700,000	680,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ford Motor Credit Co. LLC (continued)
3.98%, 06/15/2016	$ 200,000	$ 202,220
4.13%, 08/04/2025	210,000	209,247
4.25%, 02/03/2017	200,000	204,342
4.38%, 08/06/2023	300,000	308,275
Forest Laboratories LLC
4.88%, 02/15/2021 (C)	205,000	221,974
5.00%, 12/15/2021 (C)	269,000	292,296
Freeport Minerals Corp.
7.13%, 11/01/2027	200,000	124,938
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	81,000	74,115
3.55%, 03/01/2022 (E)	170,000	98,600
3.88%, 03/15/2023	278,000	158,460
4.55%, 11/14/2024 (E)	330,000	188,925
5.40%, 11/14/2034	227,000	120,310
5.45%, 03/15/2043	449,000	233,480
Gap, Inc.
5.95%, 04/12/2021 (E)	63,000	66,647
General Electric Capital Corp.
2.10%, 12/11/2019	86,000	85,991
2.20%, 01/09/2020, MTN	172,000	172,637
2.30%, 04/27/2017, MTN	187,000	189,295
3.10%, 01/09/2023, MTN	197,000	199,957
3.15%, 09/07/2022, MTN	250,000	255,871
4.38%, 09/16/2020, MTN	104,000	112,900
4.63%, 01/07/2021, MTN	72,000	79,083
4.65%, 10/17/2021, MTN	150,000	166,075
5.50%, 01/08/2020, MTN	60,000	67,294
5.63%, 09/15/2017 - 05/01/2018, MTN	240,000	259,311
6.00%, 08/07/2019, MTN	101,000	114,417
6.75%, 03/15/2032, MTN	72,000	94,076
General Electric Co.
2.70%, 10/09/2022	64,000	63,732
3.38%, 03/11/2024 (E)	262,000	271,146
4.10%, 12/15/2022 (F)	236,860	236,268
4.13%, 10/09/2042	305,000	297,920
4.50%, 03/11/2044	1,010,000	1,039,423
General Motors Co.
5.20%, 04/01/2045	115,000	107,839
6.25%, 10/02/2043	40,000	42,261
General Motors Financial Co., Inc.
2.63%, 07/10/2017	500,000	501,525
2.75%, 05/15/2016	60,000	60,175
3.10%, 01/15/2019	585,000	584,150
3.20%, 07/13/2020	295,000	290,458
3.25%, 05/15/2018	20,000	20,100
3.45%, 04/10/2022	550,000	527,592
3.70%, 11/24/2020	240,000	240,649
4.00%, 01/15/2025	120,000	113,851
Gilead Sciences, Inc.
3.25%, 09/01/2022	460,000	463,187
3.65%, 03/01/2026	305,000	307,586
3.70%, 04/01/2024	255,000	261,201
4.40%, 12/01/2021	120,000	129,614
4.50%, 02/01/2045	310,000	303,231
4.60%, 09/01/2035	102,000	103,717
4.75%, 03/01/2046	200,000	202,405
4.80%, 04/01/2044	45,000	45,177

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Glencore Funding LLC
4.00%, 04/16/2025 (C)	$ 345,000	$ 239,775
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	565,000	569,882
2.55%, 10/23/2019	310,000	309,879
2.60%, 04/23/2020	186,000	184,588
2.63%, 01/31/2019	569,000	573,068
2.75%, 09/15/2020	316,000	315,792
2.90%, 07/19/2018	127,000	129,482
3.50%, 01/23/2025	1,267,000	1,245,224
3.63%, 01/22/2023	810,000	819,198
3.75%, 05/22/2025	202,000	203,347
3.85%, 07/08/2024, MTN	391,000	399,000
4.00%, 03/03/2024	120,000	123,166
4.25%, 10/21/2025	195,000	193,510
4.75%, 10/21/2045	100,000	99,338
5.15%, 05/22/2045	458,000	444,895
5.25%, 07/27/2021	86,000	95,083
5.38%, 03/15/2020, MTN	200,000	219,709
5.38%, 05/10/2020 (F)	540,000	536,625
5.70%, 05/10/2019 (F)	410,000	407,437
5.75%, 01/24/2022	160,000	181,955
5.95%, 01/18/2018	195,000	210,011
6.00%, 06/15/2020, MTN	220,000	248,624
6.15%, 04/01/2018	405,000	439,796
7.50%, 02/15/2019, MTN	435,000	497,754
Great Plains Energy, Inc.
4.85%, 06/01/2021	74,000	79,475
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (C)	39,000	37,820
3.48%, 06/15/2050 (C)	36,000	35,442
Gulf South Pipeline Co., LP
4.00%, 06/15/2022	250,000	223,268
Halliburton Co.
2.70%, 11/15/2020	175,000	172,978
3.38%, 11/15/2022	92,000	90,540
3.50%, 08/01/2023	107,000	105,012
4.85%, 11/15/2035	57,000	55,995
5.00%, 11/15/2045	165,000	163,110
7.60%, 08/15/2096 (C)	40,000	49,554
8.75%, 02/15/2021	100,000	123,717
Harris Corp.
2.70%, 04/27/2020	80,000	78,485
3.83%, 04/27/2025	95,000	93,568
5.05%, 04/27/2045	190,000	186,042
HCP, Inc.
2.63%, 02/01/2020	251,000	247,131
3.15%, 08/01/2022	55,000	52,530
3.40%, 02/01/2025	38,000	35,396
3.75%, 02/01/2019	200,000	206,330
3.88%, 08/15/2024	200,000	193,846
4.00%, 12/01/2022 - 06/01/2025	665,000	657,849
4.20%, 03/01/2024	127,000	126,160
4.25%, 11/15/2023	46,000	46,065
Hess Corp. 7.88%, 10/01/2029	100,000	109,234
Historic TW, Inc. 6.63%, 05/15/2029	190,000	222,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Home Depot, Inc.
2.63%, 06/01/2022	$ 150,000	$ 149,843
3.35%, 09/15/2025	135,000	137,952
3.75%, 02/15/2024	325,000	345,986
4.25%, 04/01/2046	353,000	360,869
HP, Inc.
3.75%, 12/01/2020 (E)	25,000	24,806
4.30%, 06/01/2021	32,000	31,689
4.38%, 09/15/2021	60,000	59,037
4.65%, 12/09/2021	87,000	86,671
HSBC USA, Inc.
1.63%, 01/16/2018	200,000	199,009
2.35%, 03/05/2020	948,000	936,979
2.38%, 11/13/2019	1,655,000	1,648,062
2.75%, 08/07/2020	680,000	680,068
Huntington National Bank
2.00%, 06/30/2018	250,000	248,425
2.20%, 11/06/2018	250,000	249,309
Hyundai Capital America 2.40%, 10/30/2018 (C)	120,000	119,628
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	102,770
3.90%, 09/01/2042	192,000	182,030
Indiana Michigan Power Co. 3.20%, 03/15/2023	120,000	118,306
Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019	71,000	71,712
Intel Corp.
3.10%, 07/29/2022	15,000	15,296
3.30%, 10/01/2021	15,000	15,537
3.70%, 07/29/2025	104,000	107,573
4.00%, 12/15/2032	181,000	180,145
4.80%, 10/01/2041	33,000	34,402
4.90%, 07/29/2045	325,000	343,513
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	147,000	148,288
4.00%, 10/15/2023	115,000	118,441
International Business Machines Corp.
1.25%, 02/08/2018	100,000	99,808
1.63%, 05/15/2020 (E)	279,000	272,067
1.95%, 07/22/2016	100,000	100,598
3.38%, 08/01/2023	310,000	314,784
3.63%, 02/12/2024	110,000	113,236
7.00%, 10/30/2025	50,000	64,131
International Lease Finance Corp. 3.88%, 04/15/2018	614,000	618,605
Intuit, Inc. 5.75%, 03/15/2017	120,000	125,728
ITC Holdings Corp.
3.65%, 06/15/2024	205,000	201,932
6.05%, 01/31/2018 (C)	146,000	157,545
Jackson National Life Global Funding
1.88%, 10/15/2018 (C)	113,000	112,203
4.70%, 06/01/2018 (C)	100,000	105,954
JB Hunt Transport Services, Inc. 3.30%, 08/15/2022	535,000	529,839
Jefferies Group LLC 6.88%, 04/15/2021	245,000	274,077

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Jersey Central Power & Light Co. 4.30%, 01/15/2026 (C)	$ 320,000	$ 321,958
John Deere Capital Corp.
1.20%, 10/10/2017	41,000	40,851
1.35%, 01/16/2018, MTN	63,000	62,747
1.60%, 07/13/2018, MTN	179,000	178,188
1.70%, 01/15/2020	30,000	29,230
2.38%, 07/14/2020, MTN	215,000	214,478
2.45%, 09/11/2020, MTN	163,000	162,651
2.75%, 03/15/2022, MTN	25,000	24,859
2.80%, 03/04/2021, MTN	160,000	160,369
3.15%, 10/15/2021, MTN	20,000	20,353
3.35%, 06/12/2024, MTN (E)	112,000	113,810
3.40%, 09/11/2025, MTN (E)	54,000	54,741
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	74,317	80,838
Johnson Controls, Inc.
3.63%, 07/02/2024	23,000	22,204
3.75%, 12/01/2021	36,000	36,268
4.25%, 03/01/2021	40,000	41,117
4.95%, 07/02/2064	97,000	78,788
5.00%, 03/30/2020	60,000	64,189
5.25%, 12/01/2041	75,000	68,729
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	46,061
5.30%, 10/01/2041	60,000	65,188
Kentucky Utilities Co. 4.38%, 10/01/2045	115,000	118,193
Kerr-McGee Corp. 7.88%, 09/15/2031	180,000	194,197
KeyCorp
2.90%, 09/15/2020, MTN	84,000	83,684
5.10%, 03/24/2021, MTN	141,000	154,106
Kimberly-Clark Corp. 2.40%, 03/01/2022 - 06/01/2023	114,000	110,088
Kimco Realty Corp.
3.13%, 06/01/2023	555,000	537,340
3.20%, 05/01/2021	175,000	175,188
Kinder Morgan Energy Partners, LP
3.50%, 09/01/2023	100,000	82,911
5.00%, 08/15/2042 - 03/01/2043	290,000	214,698
5.50%, 03/01/2044	475,000	370,523
Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018 (C)	675,000	680,577
Kinder Morgan, Inc. 5.55%, 06/01/2045	122,000	95,237
Kohl’s Corp. 5.55%, 07/17/2045 (E)	300,000	279,209
Kraft Foods Group, Inc.
3.50%, 06/06/2022	101,000	102,106
5.00%, 06/04/2042	145,000	145,999
6.13%, 08/23/2018	65,000	71,366
6.50%, 02/09/2040	100,000	116,574
6.88%, 01/26/2039	164,000	194,373
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (C)	350,000	349,095
3.95%, 07/15/2025 (C)	243,000	245,262
5.20%, 07/15/2045 (C)	684,000	714,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Kroger Co.
2.20%, 01/15/2017	$ 15,000	$ 15,136
3.40%, 04/15/2022	95,000	96,243
3.85%, 08/01/2023	190,000	195,890
4.00%, 02/01/2024	90,000	93,276
6.15%, 01/15/2020	705,000	797,900
7.50%, 04/01/2031	180,000	229,269
8.00%, 09/15/2029	125,000	168,743
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	138,000	135,437
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	113,118
Liberty Mutual Group, Inc. 5.00%, 06/01/2021 (C)	100,000	106,952
Liberty Mutual Insurance Co. 7.88%, 10/15/2026 (C)	220,000	265,072
Liberty Property, LP
3.38%, 06/15/2023	40,000	37,937
4.40%, 02/15/2024	95,000	96,293
Lincoln National Corp.
4.20%, 03/15/2022	129,000	134,873
4.85%, 06/24/2021	7,000	7,538
8.75%, 07/01/2019	70,000	84,071
Lockheed Martin Corp.
2.13%, 09/15/2016	16,000	16,109
2.90%, 03/01/2025	135,000	129,503
3.10%, 01/15/2023	73,000	72,952
3.55%, 01/15/2026	135,000	135,475
3.80%, 03/01/2045	180,000	159,547
4.07%, 12/15/2042	108,000	99,945
4.50%, 05/15/2036	89,000	90,103
4.70%, 05/15/2046	120,000	122,925
4.85%, 09/15/2041	12,000	12,356
Louisville Gas & Electric Co. 4.38%, 10/01/2045	60,000	61,300
Lowe’s Cos., Inc.
3.13%, 09/15/2024	50,000	49,951
3.38%, 09/15/2025	179,000	181,737
4.38%, 09/15/2045	165,000	169,584
4.65%, 04/15/2042	43,000	45,483
5.13%, 11/15/2041	13,000	14,394
5.50%, 10/15/2035	110,000	128,162
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	55,000	49,844
3.88%, 01/15/2022	350,000	344,642
4.30%, 02/15/2043	205,000	157,375
4.50%, 12/15/2034	53,000	44,298
5.13%, 01/15/2042	8,000	6,877
6.38%, 03/15/2037	50,000	50,598
6.70%, 07/15/2034	50,000	51,949
7.45%, 07/15/2017	40,000	43,219
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	51,509
4.25%, 02/01/2021	234,000	233,931
5.15%, 10/15/2043	212,000	181,786
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	271,684

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Marathon Oil Corp. 3.85%, 06/01/2025 (E)	$ 100,000	$ 80,485
Marathon Petroleum Corp. 3.63%, 09/15/2024	96,000	89,456
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	191,000	189,332
3.50%, 03/10/2025	93,000	91,556
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (C)	33,000	35,731
7.63%, 11/15/2023 (C)	250,000	306,965
MassMutual Global Funding II
2.00%, 04/05/2017 (C)	160,000	161,109
2.10%, 08/02/2018 (C)	112,000	112,374
2.50%, 10/17/2022 (C) (E)	100,000	95,922
McDonald’s Corp.
2.10%, 12/07/2018, MTN	75,000	75,048
2.75%, 12/09/2020	65,000	64,955
3.70%, 02/15/2042, MTN	205,000	171,480
4.70%, 12/09/2035, MTN	104,000	103,615
4.88%, 12/09/2045, MTN	170,000	171,035
6.30%, 10/15/2037, MTN	71,000	83,287
McKesson Corp.
3.80%, 03/15/2024	500,000	502,614
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	238,000	239,790
Medco Health Solutions, Inc.
4.13%, 09/15/2020	90,000	94,419
7.13%, 03/15/2018	60,000	66,326
Medtronic, Inc.
3.15%, 03/15/2022	790,000	798,624
4.38%, 03/15/2035	169,000	170,832
Merck & Co., Inc.
2.35%, 02/10/2022	86,000	84,440
2.40%, 09/15/2022	41,000	40,175
2.75%, 02/10/2025	150,000	146,026
3.70%, 02/10/2045	305,000	281,652
MetLife, Inc.
3.00%, 03/01/2025	290,000	278,651
4.05%, 03/01/2045	55,000	51,040
4.13%, 08/13/2042	440,000	417,580
4.60%, 05/13/2046	125,000	125,827
4.72%, 12/15/2044	65,000	66,431
4.75%, 02/08/2021	350,000	383,086
5.25%, 06/15/2020 (F)	620,000	630,850
6.40%, 12/15/2066	60,000	65,550
6.75%, 06/01/2016	40,000	40,916
Metropolitan Edison Co. 4.00%, 04/15/2025 (C)	85,000	84,151
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (C)	100,000	99,475
2.00%, 04/14/2020 (C)	180,000	176,321
3.00%, 01/10/2023 (C)	150,000	149,243
3.65%, 06/14/2018 (C)	120,000	124,912
3.88%, 04/11/2022 (C)	300,000	312,940
Microsoft Corp.
0.88%, 11/15/2017	22,000	21,919
2.00%, 11/03/2020	300,000	300,084
2.38%, 02/12/2022 - 05/01/2023	482,000	471,326
3.50%, 02/12/2035 - 11/15/2042	218,000	194,903

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Microsoft Corp. (continued)
3.63%, 12/15/2023	$ 107,000	$ 112,443
3.75%, 02/12/2045	580,000	534,421
4.00%, 02/12/2055	71,000	63,777
4.45%, 11/03/2045	590,000	608,422
MidAmerican Energy Co.
3.50%, 10/15/2024	122,000	124,679
5.95%, 07/15/2017	70,000	74,344
Mississippi Power Co. 4.25%, 03/15/2042	99,000	75,679
Mondelez International, Inc. 4.00%, 02/01/2024	350,000	360,778
Monsanto Co. 4.70%, 07/15/2064	18,000	13,668
Morgan Stanley
1.88%, 01/05/2018	99,000	98,903
2.38%, 07/23/2019, MTN	855,000	852,135
2.65%, 01/27/2020	444,000	442,793
2.80%, 06/16/2020	284,000	284,903
3.70%, 10/23/2024, MTN	312,000	313,500
3.75%, 02/25/2023	414,000	424,046
3.88%, 04/29/2024	435,000	443,430
3.95%, 04/23/2027	481,000	466,848
4.00%, 07/23/2025, MTN	531,000	546,810
4.30%, 01/27/2045	399,000	380,689
4.35%, 09/08/2026, MTN	300,000	300,981
5.00%, 11/24/2025	218,000	231,417
5.45%, 07/15/2019 (F)	535,000	522,294
5.50%, 07/28/2021, MTN	120,000	134,445
5.55%, 04/27/2017, MTN	220,000	230,833
5.55%, 07/15/2020 (F)	365,000	365,000
5.63%, 09/23/2019, MTN	470,000	518,692
5.95%, 12/28/2017, MTN	100,000	107,533
6.63%, 04/01/2018, MTN	100,000	109,653
7.30%, 05/13/2019, MTN	470,000	539,893
Mosaic Co.
3.75%, 11/15/2021	136,000	136,365
4.25%, 11/15/2023	71,000	70,320
4.88%, 11/15/2041	13,000	11,316
5.45%, 11/15/2033	255,000	257,723
5.63%, 11/15/2043	140,000	134,190
MPLX, LP 4.00%, 02/15/2025	70,000	58,833
MUFG Americas Holdings Corp.
2.25%, 02/10/2020	11,000	10,816
3.00%, 02/10/2025	105,000	100,524
MUFG Union Bank NA 2.63%, 09/26/2018	275,000	277,640
Mylan, Inc. 2.60%, 06/24/2018	155,000	153,808
Nabors Industries, Inc.
4.63%, 09/15/2021	170,000	139,699
5.00%, 09/15/2020 (E)	110,000	96,511
National Oilwell Varco, Inc. 1.35%, 12/01/2017	29,000	28,377
National Rural Utilities Cooperative Finance Corp. 2.85%, 01/27/2025	235,000	228,792

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
National Semiconductor Corp. 6.60%, 06/15/2017	$ 60,000	$ 64,478
Nationwide Mutual Insurance Co.
8.25%, 12/01/2031 (C)	250,000	324,556
9.38%, 08/15/2039 (C)	80,000	116,115
NBCUniversal Media LLC 4.38%, 04/01/2021	150,000	162,934
Nevada Power Co.
5.45%, 05/15/2041	40,000	44,945
6.50%, 08/01/2018	25,000	27,745
6.65%, 04/01/2036	100,000	126,295
7.13%, 03/15/2019	50,000	57,185
New York Life Global Funding
0.80%, 02/12/2016 (C)	150,000	150,001
1.13%, 03/01/2017 (C)	186,000	185,920
1.65%, 05/15/2017 (C)	100,000	100,391
2.15%, 06/18/2019 (C)	255,000	254,796
NextEra Energy Capital Holdings, Inc. 2.40%, 09/15/2019	106,000	104,436
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (C)	141,000	141,540
NiSource Finance Corp.
3.85%, 02/15/2023	50,000	50,971
4.80%, 02/15/2044	280,000	284,588
5.65%, 02/01/2045	114,000	131,028
5.80%, 02/01/2042	202,000	229,594
6.80%, 01/15/2019	80,000	89,747
Nissan Motor Acceptance Corp. 1.80%, 03/15/2018 (C)	214,000	212,997
Noble Energy, Inc.
4.15%, 12/15/2021	90,000	87,223
5.05%, 11/15/2044	57,000	46,022
5.25%, 11/15/2043	490,000	395,291
5.63%, 05/01/2021	170,000	166,292
5.88%, 06/01/2022 (E)	130,000	123,669
Nordstrom, Inc. 4.00%, 10/15/2021	21,000	22,188
Norfolk Southern Corp.
3.25%, 12/01/2021	11,000	10,972
3.85%, 01/15/2024	125,000	127,291
3.95%, 10/01/2042	25,000	21,519
6.00%, 05/23/2111	96,000	100,454
Northrop Grumman Corp.
1.75%, 06/01/2018	40,000	39,643
3.85%, 04/15/2045	260,000	233,633
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	105,589
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	165,112	183,985
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	78,763
3.40%, 05/06/2024	165,000	170,344
Nucor Corp.
4.00%, 08/01/2023	70,000	67,871
5.20%, 08/01/2043	347,000	314,909
Occidental Petroleum Corp.
1.75%, 02/15/2017	17,000	17,034
2.70%, 02/15/2023	88,000	82,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Occidental Petroleum Corp. (continued)
3.50%, 06/15/2025	$ 68,000	$ 66,416
4.63%, 06/15/2045	26,000	25,220
Oglethorpe Power Corp. 4.55%, 06/01/2044	130,000	123,191
Ohio Power Co. 6.60%, 03/01/2033	65,000	79,119
Oklahoma Gas & Electric Co. 4.55%, 03/15/2044 (E)	135,000	137,628
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	165,000	162,345
2.95%, 04/01/2025	45,000	42,279
6.80%, 09/01/2018	50,000	55,572
7.00%, 09/01/2022	50,000	60,038
ONEOK Partners, LP
3.25%, 02/01/2016	300,000	300,520
3.38%, 10/01/2022	95,000	77,057
3.80%, 03/15/2020 (E)	105,000	99,805
4.90%, 03/15/2025 (E)	880,000	741,169
6.65%, 10/01/2036	220,000	181,860
Oracle Corp.
2.38%, 01/15/2019	91,000	92,405
2.50%, 05/15/2022 - 10/15/2022	780,000	763,454
2.80%, 07/08/2021	141,000	142,820
2.95%, 05/15/2025	400,000	389,676
3.63%, 07/15/2023	178,000	184,120
4.13%, 05/15/2045	115,000	109,041
4.30%, 07/08/2034	293,000	291,479
4.50%, 07/08/2044	470,000	472,881
6.13%, 07/08/2039	65,000	78,598
PACCAR Financial Corp. 1.60%, 03/15/2017, MTN	39,000	39,077
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	43,498
3.25%, 09/15/2021 (E)	11,000	11,255
3.40%, 08/15/2024	410,000	411,493
3.50%, 06/15/2025	224,000	226,486
4.30%, 03/15/2045	355,000	350,205
4.45%, 04/15/2042	17,000	17,070
4.50%, 12/15/2041	48,000	47,840
4.75%, 02/15/2044	115,000	119,502
6.05%, 03/01/2034	170,000	200,301
8.25%, 10/15/2018	45,000	52,302
Pacific Life Insurance Co. 9.25%, 06/15/2039 (C)	175,000	254,215
PacifiCorp
2.95%, 02/01/2022	555,000	559,120
5.50%, 01/15/2019 (E)	50,000	54,874
6.25%, 10/15/2037	20,000	24,739
Parker-Hannifin Corp.
3.30%, 11/21/2024, MTN	37,000	37,318
4.45%, 11/21/2044, MTN	37,000	38,454
PECO Energy Co.
2.38%, 09/15/2022	100,000	96,878
Pennsylvania Electric Co.
6.05%, 09/01/2017	40,000	42,576

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (C)	$ 26,000	$ 25,575
3.38%, 02/01/2022 (C)	184,000	178,662
4.25%, 01/17/2023 (C)	150,000	150,929
4.88%, 07/11/2022 (C)	100,000	104,009
PepsiCo, Inc.
0.62%, 02/26/2016 (B)	91,000	90,974
1.25%, 08/13/2017	86,000	86,025
3.00%, 08/25/2021	17,000	17,519
3.10%, 07/17/2022	96,000	98,536
4.60%, 07/17/2045	406,000	429,605
Pfizer, Inc.
3.00%, 06/15/2023	190,000	191,399
Philip Morris International, Inc.
1.25%, 08/11/2017	470,000	470,705
3.38%, 08/11/2025 (E)	280,000	283,348
4.13%, 03/04/2043	160,000	151,241
5.65%, 05/16/2018	155,000	169,109
Phillips 66
2.95%, 05/01/2017	21,000	21,285
4.30%, 04/01/2022	16,000	16,461
4.88%, 11/15/2044	375,000	334,561
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	53,000	47,000
3.60%, 11/01/2024	175,000	140,391
3.65%, 06/01/2022	215,000	184,502
4.65%, 10/15/2025 (E)	400,000	349,180
4.90%, 02/15/2045	121,000	87,021
5.75%, 01/15/2020 (E)	700,000	692,345
PNC Bank NA
6.88%, 04/01/2018	250,000	273,966
PNC Financial Services Group, Inc.
4.85%, 06/01/2023 (F)	345,000	323,482
PNC Funding Corp.
2.70%, 09/19/2016	48,000	48,471
5.13%, 02/08/2020	100,000	109,971
PPG Industries, Inc.
3.60%, 11/15/2020	50,000	51,349
6.65%, 03/15/2018	16,000	17,526
PPL Capital Funding, Inc.
4.20%, 06/15/2022	50,000	52,028
4.70%, 06/01/2043	100,000	99,546
6.70%, 03/30/2067	475,000	366,937
PPL Electric Utilities Corp.
4.13%, 06/15/2044	42,000	41,392
Praxair, Inc.
2.65%, 02/05/2025	65,000	62,256
Precision Castparts Corp.
3.25%, 06/15/2025	160,000	158,955
4.20%, 06/15/2035	160,000	159,136
Pricoa Global Funding I
1.60%, 05/29/2018 (C)	422,000	417,346
2.20%, 05/16/2019 (C)	150,000	149,739
2.55%, 11/24/2020 (C)	235,000	233,882
Principal Financial Group, Inc.
8.88%, 05/15/2019	150,000	179,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Principal Life Global Funding II
2.25%, 10/15/2018 (C) (E)	$ 127,000	$ 127,616
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	404,284
3.55%, 01/15/2024	1,505,000	1,587,268
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	21,591
Prologis, LP
3.75%, 11/01/2025	282,000	279,736
4.25%, 08/15/2023	125,000	131,524
Prudential Financial, Inc.
2.35%, 08/15/2019, MTN	200,000	199,054
3.50%, 05/15/2024, MTN	110,000	110,457
5.10%, 08/15/2043, MTN	340,000	354,314
5.20%, 03/15/2044	245,000	236,547
5.38%, 06/21/2020, MTN	385,000	428,032
Prudential Insurance Co. of America
8.30%, 07/01/2025 (C)	300,000	382,684
PSEG Power LLC
4.15%, 09/15/2021	113,000	114,955
4.30%, 11/15/2023 (E)	39,000	38,278
5.32%, 09/15/2016	50,000	51,373
Public Service Co. of New Hampshire
3.50%, 11/01/2023	40,000	40,982
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	120,289
6.63%, 11/15/2037	80,000	96,323
Public Service Electric & Gas Co.
3.65%, 09/01/2042, MTN	49,000	45,229
Puget Sound Energy, Inc.
4.30%, 05/20/2045	175,000	177,251
6.97%, 06/01/2067	405,000	329,062
Qualcomm, Inc.
4.80%, 05/20/2045	619,000	549,987
Quest Diagnostics, Inc.
4.75%, 01/30/2020	160,000	169,598
Qwest Corp.
6.75%, 12/01/2021	67,000	70,183
Raytheon Co.
3.15%, 12/15/2024	56,000	56,111
Realty Income Corp.
3.25%, 10/15/2022	260,000	250,912
4.13%, 10/15/2026	195,000	195,626
Reliance Standard Life Global Funding II
2.38%, 05/04/2020 (C)	540,000	528,299
Republic Services, Inc.
3.55%, 06/01/2022	54,000	55,144
5.25%, 11/15/2021	80,000	88,443
5.50%, 09/15/2019	100,000	110,020
Reynolds American, Inc.
2.30%, 06/12/2018	150,000	150,942
4.00%, 06/12/2022	155,000	161,135
4.45%, 06/12/2025	180,000	188,250
5.70%, 08/15/2035	110,000	120,540
5.85%, 08/15/2045	415,000	461,372
Roche Holdings, Inc.
3.35%, 09/30/2024 (C)	200,000	204,694

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Roper Technologies, Inc.
3.00%, 12/15/2020	$ 46,000	$ 45,809
Ryder System, Inc.
2.50%, 03/01/2017, MTN	23,000	23,154
2.88%, 09/01/2020, MTN	144,000	142,258
3.50%, 06/01/2017, MTN	121,000	123,617
SABMiller Holdings, Inc.
2.45%, 01/15/2017 (C)	290,000	292,234
3.75%, 01/15/2022 (C)	400,000	411,394
Samsung Electronics America, Inc.
1.75%, 04/10/2017 (C)	450,000	448,979
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	31,791
6.00%, 06/01/2026	75,000	92,206
Schlumberger Holdings Corp.
3.63%, 12/21/2022 (C)	154,000	152,125
Sempra Energy
2.40%, 03/15/2020	250,000	245,022
2.88%, 10/01/2022	280,000	270,949
3.55%, 06/15/2024	118,000	117,349
4.05%, 12/01/2023	96,000	98,888
9.80%, 02/15/2019	140,000	169,412
SES Global Americas Holdings GP
2.50%, 03/25/2019 (C)	55,000	54,241
Simon Property Group, LP
2.15%, 09/15/2017	158,000	159,466
3.50%, 09/01/2025 (E)	300,000	303,729
3.75%, 02/01/2024	250,000	259,888
4.13%, 12/01/2021	27,000	28,781
4.38%, 03/01/2021	60,000	65,054
South Carolina Electric & Gas Co.
4.50%, 06/01/2064	26,000	24,205
Southern California Edison Co.
1.85%, 02/01/2022	71,500	70,839
2.40%, 02/01/2022	260,000	254,960
3.60%, 02/01/2045	205,000	185,659
3.88%, 06/01/2021	18,000	19,044
3.90%, 12/01/2041	50,000	47,514
4.05%, 03/15/2042	75,000	73,268
Southern Co.
1.95%, 09/01/2016	23,000	23,096
2.15%, 09/01/2019	100,000	98,094
Southern Power Co.
4.15%, 12/01/2025	48,000	47,910
5.15%, 09/15/2041	165,000	152,663
5.25%, 07/15/2043	75,000	71,564
Southwestern Electric Power Co.
3.90%, 04/01/2045	335,000	293,335
6.45%, 01/15/2019	50,000	55,545
Southwestern Public Service Co.
6.00%, 10/01/2036	97,000	112,911
8.75%, 12/01/2018	80,000	94,211
Spectra Energy Capital LLC
3.30%, 03/15/2023	189,000	161,698
5.65%, 03/01/2020	190,000	199,626
7.50%, 09/15/2038	90,000	89,155
8.00%, 10/01/2019	100,000	113,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Spectra Energy Partners, LP
2.95%, 09/25/2018	$ 71,000	$ 69,762
3.50%, 03/15/2025	125,000	109,337
Starbucks Corp.
4.30%, 06/15/2045	105,000	108,911
State Street Corp.
2.55%, 08/18/2020	78,000	78,971
3.10%, 05/15/2023	72,000	71,151
3.55%, 08/18/2025	253,000	260,951
3.70%, 11/20/2023	231,000	240,361
5.25%, 09/15/2020 (F)	490,000	490,612
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	36,000	31,136
4.40%, 04/01/2021	120,000	116,289
4.95%, 01/15/2043	309,000	220,981
5.30%, 04/01/2044	185,000	137,682
5.35%, 05/15/2045	688,000	510,901
SunTrust Bank
7.25%, 03/15/2018	100,000	110,562
SunTrust Banks, Inc.
2.35%, 11/01/2018	39,000	39,204
3.50%, 01/20/2017	130,000	132,244
Swiss Re Treasury US Corp.
4.25%, 12/06/2042 (C)	125,000	118,071
Synchrony Financial
2.70%, 02/03/2020	370,000	362,905
3.75%, 08/15/2021	770,000	769,158
4.25%, 08/15/2024	115,000	113,443
Sysco Corp.
3.75%, 10/01/2025	78,000	79,070
Target Corp.
3.50%, 07/01/2024	77,000	79,901
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	112,000	110,941
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/2020	125,000	120,958
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (C)	129,000	114,660
Texas Gas Transmission LLC
4.50%, 02/01/2021 (C)	155,000	146,882
Texas Health Resources
4.33%, 11/15/2055	250,000	239,347
Texas Instruments, Inc.
1.65%, 08/03/2019	37,000	36,626
Textron, Inc.
3.88%, 03/01/2025	130,000	127,462
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	106,000	105,625
1.85%, 01/15/2018	460,000	458,524
3.30%, 02/15/2022	465,000	463,857
4.15%, 02/01/2024	247,000	256,554
Time Warner Cable, Inc.
4.13%, 02/15/2021	350,000	357,377
5.00%, 02/01/2020	5,000	5,293
5.50%, 09/01/2041	339,000	306,336
6.55%, 05/01/2037	100,000	101,199
8.75%, 02/14/2019	105,000	121,806

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Time Warner Cos., Inc.
7.57%, 02/01/2024	$ 55,000	$ 67,254
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	30,000	35,391
Time Warner, Inc.
3.55%, 06/01/2024	330,000	323,811
3.60%, 07/15/2025	195,000	189,828
4.00%, 01/15/2022	400,000	414,410
4.75%, 03/29/2021	910,000	978,151
4.90%, 06/15/2042	175,000	164,514
5.35%, 12/15/2043	30,000	29,957
5.38%, 10/15/2041	17,000	17,391
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	100,203
1.45%, 01/12/2018, MTN	129,000	128,755
2.00%, 09/15/2016, MTN	90,000	90,726
2.10%, 01/17/2019, MTN	174,000	174,366
Trans-Allegheny Interstate Line Co.
3.85%, 06/01/2025 (C)	170,000	170,013
Tri-State Generation & Transmission Association, Inc.
4.70%, 11/01/2044	180,000	180,129
Tyson Foods, Inc.
3.95%, 08/15/2024	340,000	349,081
UDR, Inc.
3.70%, 10/01/2020	155,000	160,112
4.00%, 10/01/2025, MTN (E)	140,000	141,333
Union Carbide Corp.
7.50%, 06/01/2025	40,000	47,573
7.75%, 10/01/2096	40,000	47,811
Union Pacific Corp.
2.95%, 01/15/2023	21,000	21,065
3.75%, 03/15/2024	100,000	104,911
4.15%, 01/15/2045	50,000	49,611
4.16%, 07/15/2022	87,000	94,068
4.30%, 06/15/2042	24,000	23,991
United Airlines Pass-Through Trust 4.30%, 02/15/2027	63,783	66,016
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,686
United Technologies Corp.
4.15%, 05/15/2045	413,000	394,610
4.50%, 06/01/2042	336,000	338,365
UnitedHealth Group, Inc.
1.90%, 07/16/2018	73,000	73,220
2.70%, 07/15/2020	135,000	136,414
2.75%, 02/15/2023	38,000	37,248
2.88%, 03/15/2023	150,000	148,406
3.35%, 07/15/2022	73,000	74,667
3.38%, 11/15/2021	37,000	38,244
3.75%, 07/15/2025	230,000	237,101
3.95%, 10/15/2042	180,000	167,537
4.63%, 07/15/2035	238,000	247,072
4.75%, 07/15/2045	60,000	63,197
6.63%, 11/15/2037	100,000	127,477
US Bancorp
2.20%, 04/25/2019, MTN	200,000	201,465
3.00%, 03/15/2022, MTN	33,000	33,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
US Bancorp (continued)
4.13%, 05/24/2021, MTN	$ 37,000	$ 39,914
5.13%, 01/15/2021 (E) (F)	245,000	246,151
US Bank NA
1.35%, 01/26/2018	300,000	298,975
2.13%, 10/28/2019	250,000	249,810
Ventas Realty, LP
3.50%, 02/01/2025	45,000	43,089
3.75%, 05/01/2024	88,000	86,234
4.13%, 01/15/2026	68,000	67,785
4.38%, 02/01/2045	30,000	27,480
Ventas Realty, LP / Ventas Capital Corp. 4.25%, 03/01/2022	295,000	304,130
Verizon Communications, Inc.
1.35%, 06/09/2017	156,000	155,550
2.45%, 11/01/2022 (E)	340,000	321,837
2.63%, 02/21/2020	41,000	41,143
3.00%, 11/01/2021	402,000	400,870
3.50%, 11/01/2024	1,365,000	1,348,210
3.85%, 11/01/2042	399,000	326,137
4.27%, 01/15/2036	127,000	114,655
4.40%, 11/01/2034	193,000	178,067
4.50%, 09/15/2020	384,000	412,572
4.52%, 09/15/2048	324,000	289,752
4.67%, 03/15/2055	413,000	358,567
4.86%, 08/21/2046	1,765,000	1,670,971
5.05%, 03/15/2034	192,000	191,293
5.15%, 09/15/2023	419,000	460,618
6.40%, 09/15/2033	107,000	121,903
6.55%, 09/15/2043	37,000	43,927
Verizon New England, Inc. 7.88%, 11/15/2029	88,000	108,666
Verizon Pennsylvania LLC 8.75%, 08/15/2031	225,000	271,287
Viacom, Inc.
3.13%, 06/15/2022	50,000	46,323
3.25%, 03/15/2023	44,000	40,175
3.88%, 12/15/2021	40,000	39,324
4.38%, 03/15/2043	524,000	383,841
Virginia Electric & Power Co.
2.75%, 03/15/2023	100,000	98,526
2.95%, 01/15/2022	8,000	8,047
3.45%, 02/15/2024	21,000	21,439
4.45%, 02/15/2044	21,000	21,599
8.88%, 11/15/2038	70,000	110,020
Visa, Inc.
3.15%, 12/14/2025	210,000	210,260
4.30%, 12/14/2045	410,000	415,969
Voya Financial, Inc. 2.90%, 02/15/2018	210,000	212,270
Wachovia Corp. 5.75%, 02/01/2018, MTN	544,000	587,569
Wal-Mart Stores, Inc.
3.30%, 04/22/2024	115,000	118,671
4.00%, 04/11/2043	435,000	422,423
4.30%, 04/22/2044	270,000	275,255
Walgreen Co. 3.10%, 09/15/2022	94,000	91,033

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	$ 305,000	$ 299,121
3.80%, 11/18/2024	823,000	798,448
4.50%, 11/18/2034	195,000	178,074
Walt Disney Co. 3.15%, 09/17/2025, MTN	200,000	202,173
Waste Management, Inc.
3.13%, 03/01/2025	69,000	67,152
3.90%, 03/01/2035	26,000	24,211
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	144,810
Weingarten Realty Investors 4.45%, 01/15/2024	55,000	56,354
Wells Fargo & Co.
2.13%, 04/22/2019	115,000	115,139
2.15%, 01/15/2019 - 01/30/2020, MTN	631,000	626,491
2.55%, 12/07/2020, MTN	725,000	721,436
2.60%, 07/22/2020, MTN	87,000	86,777
3.00%, 02/19/2025, MTN	655,000	637,092
3.30%, 09/09/2024, MTN	300,000	298,446
3.50%, 03/08/2022, MTN	400,000	412,140
3.55%, 09/29/2025, MTN	595,000	600,352
4.30%, 07/22/2027, MTN	518,000	529,155
4.60%, 04/01/2021, MTN	740,000	806,698
4.65%, 11/04/2044, MTN	483,000	469,900
4.90%, 11/17/2045, MTN	225,000	227,007
5.38%, 11/02/2043	315,000	337,128
5.63%, 12/11/2017	50,000	53,642
Wells Fargo Bank NA 5.60%, 03/15/2016, MTN	300,000	303,030
Welltower, Inc. REIT
3.75%, 03/15/2023	120,000	117,837
4.00%, 06/01/2025	479,000	471,176
4.50%, 01/15/2024	172,000	175,960
Western Gas Partners, LP 3.95%, 06/01/2025	210,000	176,239
Williams Partners, LP
3.60%, 03/15/2022	155,000	121,895
4.00%, 09/15/2025	245,000	183,446
4.90%, 01/15/2045	80,000	50,932
5.10%, 09/15/2045	150,000	98,717
5.40%, 03/04/2044	250,000	167,557
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	160,000	129,706
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,021
3.10%, 06/01/2025	110,000	110,247
3.65%, 12/15/2042	40,000	36,639
4.25%, 12/15/2019	140,000	150,379
WW Grainger, Inc. 4.60%, 06/15/2045	71,000	74,338
Xcel Energy, Inc.
3.30%, 06/01/2025	235,000	229,730
4.70%, 05/15/2020	325,000	349,293
4.80%, 09/15/2041	3,000	3,014
6.50%, 07/01/2036	130,000	157,010
Xerox Corp.
2.75%, 09/01/2020	241,000	227,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Xerox Corp. (continued)
2.95%, 03/15/2017	$ 16,000	$ 16,119
4.50%, 05/15/2021	24,000	24,223
5.63%, 12/15/2019	70,000	74,465
Zoetis, Inc.
1.88%, 02/01/2018	41,000	40,452
3.25%, 02/01/2023	150,000	143,227
3.45%, 11/13/2020	37,000	37,043
4.50%, 11/13/2025	84,000	85,130
4.70%, 02/01/2043	17,000	14,841

		239,241,622

Virgin Islands, British - 0.1%
CNOOC Finance, Ltd.
1.13%, 05/09/2016	200,000	199,664
3.00%, 05/09/2023	200,000	187,193
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (C)	200,000	206,811
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (C)	200,000	198,251

		791,919

Total Corporate Debt Securities (Cost $310,643,170)		303,558,423

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
African Development Bank 8.80%, 09/01/2019	130,000	158,473
Brazilian Government International Bond 5.00%, 01/27/2045	200,000	133,500
Colombia Government International Bond
4.50%, 01/28/2026	220,000	210,100
5.00%, 06/15/2045	200,000	167,000
Corp. Andina de Fomento 3.75%, 01/15/2016	64,000	64,046
International Bank for Reconstruction & Development Series 2 Zero Coupon, 02/15/2016	300,000	299,948
Israel Government AID Bond
Zero Coupon, 02/15/2024	2,000,000	1,589,864
Series 2007-Z
Zero Coupon, 08/15/2025	1,000,000	746,969
Series 2008-Z
Zero Coupon, 08/15/2024 - 02/15/2025	2,000,000	1,538,951
Series 2009-Z
Zero Coupon, 11/15/2024	1,000,000	771,327
Israel Government AID Bond, Principal Only STRIPS Series 2 11/01/2024	300,000	229,931
Mexico Government International Bond
4.00%, 10/02/2023	226,000	228,938
5.55%, 01/21/2045	119,000	121,975
5.75%, 10/12/2110	70,000	65,275
3.50%, 01/21/2021, MTN	465,000	471,975
4.75%, 03/08/2044, MTN	212,000	193,132
Peruvian Government International Bond 5.63%, 11/18/2050	35,000	35,700

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland Government International Bond 4.00%, 01/22/2024	$ 167,000	$ 175,684
Province of Ontario, Canada 1.65%, 09/27/2019	87,000	85,911
South Africa Government International Bond 5.38%, 07/24/2044	200,000	180,000
Turkey Government International Bond 5.75%, 03/22/2024	260,000	274,695

Total Foreign Government Obligations (Cost $7,877,943)		7,743,394

MORTGAGE-BACKED SECURITIES - 4.4%
Cayman Islands - 0.1%
PFP, Ltd.
Series 2015-2, Class A
1.77%, 07/14/2034 (B) (C)	276,000	276,116
Series 2015-2, Class C
3.57%, 07/14/2034 (B) (C)	100,000	100,042
Series 2015-2, Class D
4.32%, 07/14/2034 (B) (C)	100,000	100,042
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A
1.73%, 08/15/2032 (B) (C)	160,000	158,408
Series 2015-CRE4, Class B
3.33%, 08/15/2032 (B) (C)	153,000	150,725

		785,333

United States - 4.3%
A10 Securitization LLC
Series 2013-1, Class A
2.40%, 11/15/2025 (C)	48,980	48,990
Series 2015-1, Class A1
2.10%, 04/15/2034 (C)	473,000	468,426
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027 (C)	522,209	523,275
Series 2013-2, Class B
4.38%, 11/15/2027 (C)	250,000	250,215
Series 2014-1, Class A1
1.72%, 04/15/2033 (C)	515,144	511,727
Series 2014-1, Class A2
3.02%, 04/15/2033 (C)	301,000	300,209
Ajax Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051 (B) (C) (D)	316,196	313,332
Series 2013-B, Class A
3.50%, 02/25/2051 (B) (C) (D)	486,285	483,126
Series 2014-A, Class A
3.75%, 10/25/2057 (B) (C)	405,148	406,551
Series 2015-B, Class A
3.88%, 07/25/2060 (B) (C)	243,688	242,741
Alternative Loan Trust
Series 2004-27CB, Class A1
6.00%, 12/25/2034	533,930	530,371
Series 2004-28CB, Class 3A1
6.00%, 01/25/2035	469,439	455,166
American Home Mortgage Investment Trust Series 2004-4, Class 4A 2.65%, 02/25/2045 (B)	808,578	806,372

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Angel Oak Mortgage Trust LLC Series 2015-1, Class A 4.50%, 11/25/2045 (B) (C)	$ 436,000	$ 435,234
ASG Resecuritization Trust Series 2009-4, Class A60 6.00%, 06/28/2037 (C)	3,161	3,159
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030 (C)	100,000	99,378
Series 2014-520M, Class C
4.21%, 08/15/2046 (B) (C)	150,000	140,898
Banc of America Commercial Mortgage Trust
Series 2006-5, Class A4
5.41%, 09/10/2047	324,280	328,035
Series 2007-5, Class A4
5.49%, 02/10/2051	423,861	439,013
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.84%, 03/20/2035 (B)	103,186	102,675
Series 2006-A, Class 1A1
2.80%, 02/20/2036 (B)	415,744	412,383
Banc of America Mortgage Trust
Series 2003-J, Class 3A2
2.76%, 11/25/2033 (B)	132,038	131,861
Series 2004-5, Class 2A2
5.50%, 06/25/2034	45,599	46,445
Series 2004-6, Class 1A3
5.50%, 05/25/2034	80,690	81,941
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036 (C)	500,000	497,407
Series 2012-TFT, Class A
2.89%, 06/05/2030 (C)	250,000	247,201
BCAP LLC Trust
Series 2011-R11, Class 24A5
3.00%, 08/26/2022 (B) (C)	43,113	43,157
Series 2011-R11, Class 25A5
4.00%, 08/26/2021 (B) (C)	64,259	64,602
Series 2011-RR5, Class 11A3
0.37%, 05/28/2036 (B) (C)	24,267	24,038
Series 2012-RR10, Class 1A1
0.45%, 02/26/2037 (B) (C)	219,858	212,821
Series 2012-RR10, Class 3A1
0.41%, 05/26/2036 (B) (C)	189,270	181,854
Series 2012-RR3, Class 2A5
2.08%, 05/26/2037 (B) (C)	114,000	114,116
Bear Stearns Alt-A Trust Series 2004-6, Class 1A 1.06%, 07/25/2034 (B)	413,772	396,140
Bear Stearns ARM Trust Series 2003-4, Class 3A1 2.51%, 07/25/2033 (B)	44,800	44,946
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class A4
5.54%, 09/11/2041	350,268	353,584

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Bear Stearns Commercial Mortgage Securities Trust (continued)
Series 2006-T22, Class A4
5.62%, 04/12/2038 (B)	$ 176,956	$ 177,025
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1 0.27%, 06/11/2041(B) (C)	83,990	19
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC 0.37%, 12/11/2049 (B) (C)	6,195,099	19,403
Chase Mortgage Finance Trust
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	59,110	59,778
Series 2007-A1, Class 1A3
2.70%, 02/25/2037 (B)	81,783	80,944
Series 2007-A1, Class 8A1
2.76%, 02/25/2037 (B)	774,233	783,114
Series 2007-A2, Class 2A1
2.72%, 07/25/2037 (B)	33,852	34,147
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	57,317	60,145
Series 2004-3, Class A4
5.75%, 04/25/2034	45,853	47,714
Series 2004-HYB6, Class A3
2.64%, 11/20/2034 (B)	477,900	457,417
Series 2005-15, Class A3
5.75%, 08/25/2035	502,301	457,489
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5 5.25%, 05/25/2034	109,199	112,672
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class AJ
5.81%, 03/15/2049 (B)	1,000,000	1,005,009
Series 2006-C5, Class A4
5.43%, 10/15/2049	99,008	100,333
Series 2013-SMP, Class A
2.11%, 01/12/2030 (C)	91,448	91,571
Citigroup Mortgage Loan Trust
Series 2008-AR4, Class 1A1A
2.75%, 11/25/2038 (B) (C)	60,093	59,920
Series 2010-8, Class 5A6
4.00%, 11/25/2036 (C)	119,374	120,435
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1, Class A4
5.22%, 08/15/2048	58,210	59,138
Series 2006-C1, Class AM
5.25%, 08/15/2048	300,000	304,023
COMM Mortgage Trust
Series 2012-9W57, Class A
2.36%, 02/10/2029 (C)	400,000	402,610
Series 2013-300P, Class A1
4.35%, 08/10/2030 (C)	500,000	532,348
Series 2013-SFS, Class A2
2.99%, 04/12/2035 (B) (C)	156,000	155,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
COMM Mortgage Trust (continued)
Series 2014-CR19, Class A5
3.80%, 08/10/2047	$ 750,000	$ 772,889
Series 2014-KYO, Class A
1.20%, 06/11/2027 (B) (C)	846,000	836,183
Series 2014-PAT, Class A
1.12%, 08/13/2027 (B) (C)	198,000	195,023
Series 2014-TWC, Class A
1.05%, 02/13/2032 (B) (C)	665,000	657,427
Series 2014-TWC, Class B
2.02%, 02/13/2032 (B) (C)	500,000	496,204
Series 2015-CR25, Class A4
3.76%, 08/10/2048	437,000	445,669
Commercial Mortgage Trust
Series 2006-GG7, Class A4
5.83%, 07/10/2038 (B)	215,191	216,181
Series 2006-GG7, Class AM
5.83%, 07/10/2038 (B)	50,000	50,551
Credit Suisse Commercial Mortgage Trust Series 2006-C2, Class A3 5.66%, 03/15/2039 (B)	17,466	17,440
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	47,323	48,877
Series 2003-AR26, Class 2A1
2.75%, 11/25/2033 (B)	655,425	652,501
Series 2004-4, Class 2A4
5.50%, 09/25/2034	160,241	168,550
CSMC Trust
Series 2010-11R, Class A6
1.42%, 06/28/2047 (B) (C)	538,667	521,346
Series 2011-16R, Class 7A3
3.44%, 12/27/2036 (B) (C)	74,507	74,878
Series 2011-6R, Class 3A1
2.87%, 07/28/2036 (B) (C)	29,004	29,142
Series 2012-3R, Class 1A1
2.38%, 07/27/2037 (B) (C)	59,533	59,273
Series 2014-ICE, Class A
1.13%, 04/15/2027 (B) (C)	505,000	501,713
DBRR Trust Series 2013-EZ3, Class A 1.64%, 12/18/2049 (B) (C)	211,612	211,612
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018 (C)	18,736	18,748
GMACM Mortgage Loan Trust Series 2004-J5, Class A7 6.50%, 01/25/2035	30,078	31,778
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A
3.55%, 04/10/2034 (C)	700,000	719,408
Series 2013-NYC5, Class A
2.32%, 01/10/2030 (C)	100,000	100,665
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.31%, 08/10/2044 (B) (C)	200,000	200,306

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF 0.77%, 09/25/2035 (B) (C)	$ 78,441	$ 64,529
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1
2.70%, 10/25/2033 (B)	39,813	40,055
Series 2004-12, Class 3A6
2.74%, 12/25/2034 (B)	447,936	440,075
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	94,771	97,929
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	38,161	39,483
Series 2005-AR6, Class 1A1
2.79%, 09/25/2035 (B)	400,052	403,159
Impac CMB Trust
Series 2005-1, Class 1A1
0.94%, 04/25/2035 (B)	1,112,069	1,008,646
Series 2005-4, Class 2A1
1.02%, 05/25/2035 (B)	56,855	55,775
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1 5.07%, 08/25/2033 (B)	87,841	91,942
Impac Secured Assets Trust
Series 2006-1, Class 2A1
0.77%, 05/25/2036 (B)	93,112	84,908
Series 2006-2, Class 2A1
0.77%, 08/25/2036 (B)	23,113	22,586
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	285,550	285,904
Series 2006-CB16, Class A1A
5.55%, 05/12/2045	284,882	288,296
Series 2006-CB16, Class A4
5.55%, 05/12/2045	90,234	91,293
Series 2006-LDP8, Class D
5.62%, 05/15/2045 (B)	500,000	496,313
Series 2006-LDP9, Class A3SF
0.49%, 05/15/2047 (B)	34,800	34,547
Series 2007-C1, Class A4
5.72%, 02/15/2051	295,119	308,237
Series 2007-LD11, Class AM
5.77%, 06/15/2049 (B)	750,000	762,843
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X 0.50%, 05/15/2045 (B)	2,194,586	5,278
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
2.10%, 02/25/2034 (B)	19,731	19,620
Series 2006-A2, Class 5A3
2.68%, 11/25/2033 (B)	61,716	61,901
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2 3.99%, 02/15/2036 (C)	192,000	196,497
LB-UBS Commercial Mortgage Trust
Series 2006-C3, Class A1A
5.64%, 03/15/2039 (B)	281,176	281,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
LB-UBS Commercial Mortgage Trust (continued)
Series 2007-C2, Class A3
5.43%, 02/15/2040	$ 162,448	$ 166,718
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.78%, 04/21/2034 (B)	112,166	112,707
Series 2004-13, Class 3A7
2.77%, 11/21/2034 (B)	48,662	49,715
Series 2010-10, Class 3A7B
2.50%, 11/21/2034 (B)	729,926	742,120
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1
5.50%, 05/25/2034	66,981	67,964
Series 2004-5, Class 5A1
4.75%, 06/25/2019	22,968	23,445
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15 11/25/2018	105,812	103,978
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	55,582	57,091
Series 2003-11, Class 9A6
5.25%, 12/25/2033	107,431	112,928
Series 2003-7, Class 1A1
5.50%, 09/25/2033	81,256	84,178
MASTR Seasoned Securitization Trust Series 2004-2, Class A2 6.50%, 08/25/2032	135,336	145,863
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
1.04%, 10/25/2028 (B)	728,090	695,820
Series 2003-H, Class A1
1.06%, 01/25/2029 (B)	145,732	143,465
Series 2004-A, Class A1
0.88%, 04/25/2029 (B)	181,810	174,531
Merrill Lynch Mortgage Trust Series 2006-C2, Class A4 5.74%, 08/12/2043 (B)	485,649	490,628
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC 0.61%, 12/12/2049 (B) (C)	1,589,297	7,564
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3 3.67%, 02/15/2047	300,000	310,467
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ
5.39%, 11/12/2041 (B)	1,000,000	1,003,327
Series 2006-T23, Class A4
5.85%, 08/12/2041 (B)	541,292	545,091
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1
0.45%, 12/15/2043 (B) (C)	2,461,195	7,143
Series 2007-HQ11, Class X
0.21%, 02/12/2044 (B) (C)	4,022,989	7,509

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA
1.00%, 03/27/2051 (C)	$ 109,549	$ 108,180
Series 2012-XA, Class A
2.00%, 07/27/2049 (C)	244,483	243,138
Series 2012-XA, Class B
0.25%, 07/27/2049 (C)	200,000	181,420
MortgageIT Trust Series 2005-5, Class A1 0.68%, 12/25/2035 (B)	461,575	417,862
Nationstar HECM Loan Trust
Series 2015-2A, Class A
3.00%, 11/25/2025 (C)	437,217	436,780
Series 2015-2A, Class M1
4.00%, 11/25/2025 (C)	395,000	394,605
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT 0.70%, 12/25/2035 (B)	1,339,212	1,178,470
ORES NPL LLC Series 2013-LV2, Class A 3.08%, 09/25/2025 (C)	44,680	44,635
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1 2.54%, 05/25/2035 (B)	55,199	55,730
RAIT Trust
Series 2014-FL2, Class B
2.48%, 05/13/2031 (B) (C)	300,000	293,523
Series 2014-FL3, Class A
1.58%, 12/15/2031 (B) (C)	341,105	340,246
Series 2015-FL4, Class A
1.68%, 12/15/2031 (B) (C)	273,326	270,362
Series 2015-FL5, Class B
4.26%, 01/15/2031 (B) (C)	295,000	295,000
RALI Trust
Series 2003-QS13, Class A2
4.00%, 07/25/2033	492,563	469,013
Series 2003-QS13, Class A5
1.07%, 07/25/2033 (B)	133,332	124,021
Series 2004-QA4, Class NB3
3.95%, 09/25/2034 (B)	58,374	58,213
Series 2004-QS5, Class A5
4.75%, 04/25/2034	77,406	78,861
RBS Commercial Funding, Inc. Series 2013-SMV, Class A 3.26%, 03/11/2031 (C)	160,000	160,662
RCMC LLC Series 2012-CRE1, Class A 5.62%, 11/15/2044 (C)	77,348	78,196
Sequoia Mortgage Trust
Series 2003-1, Class 1A
1.16%, 04/20/2033 (B)	262,948	251,751
Series 2003-2, Class A1
1.06%, 06/20/2033 (B)	95,027	90,485
Series 2004-11, Class A1
1.00%, 12/20/2034 (B)	93,747	90,946
Series 2004-5, Class A2
0.92%, 06/20/2034 (B)	257,754	250,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Sequoia Mortgage Trust (continued)
Series 2004-8, Class A1
1.10%, 09/20/2034 (B)	$ 382,695	$ 364,234
Series 2004-9, Class A1
1.08%, 10/20/2034 (B)	325,930	311,033
Series 2010, Class 1A
1.01%, 10/20/2027 (B)	112,097	109,491
Springleaf Mortgage Loan Trust
Series 2013-1A, Class A
1.27%, 06/25/2058 (B) (C)	156,316	155,683
Series 2013-1A, Class M1
2.31%, 06/25/2058 (B) (C)	207,000	207,284
Series 2013-1A, Class M2
3.14%, 06/25/2058 (B) (C)	144,000	144,176
Series 2013-1A, Class M3
3.79%, 06/25/2058 (B) (C)	159,000	159,401
Series 2013-2A, Class A
1.78%, 12/25/2065 (B) (C)	343,687	343,398
Series 2013-2A, Class M1
3.52%, 12/25/2065 (B) (C)	156,000	156,974
Series 2013-2A, Class M2
4.48%, 12/25/2065 (B) (C)	350,000	352,473
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4
2.59%, 02/25/2034 (B)	773,839	769,083
Series 2004-16, Class 5A2
2.57%, 11/25/2034 (B)	561,000	556,155
Series 2004-18, Class 4A1
2.52%, 12/25/2034 (B)	547,818	538,345
Series 2004-4, Class 5A
2.57%, 04/25/2034 (B)	19,474	19,151
Series 2004-6, Class 4A1
2.55%, 06/25/2034 (B)	307,846	307,104
Series 2004-6, Class 5A4
2.46%, 06/25/2034 (B)	15,322	15,271
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1
1.06%, 10/19/2034 (B)	62,179	59,457
Series 2005-AR5, Class A3
0.65%, 07/19/2035 (B)	212,990	203,433
Structured Asset Securities Corp. Series 2003-37A, Class 2A 4.42%, 12/25/2033 (B)	13,677	13,719
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-15A, Class 2A1
2.60%, 04/25/2033 (B)	83,908	83,627
Series 2003-26A, Class 3A5
2.44%, 09/25/2033 (B)	718,927	693,790
Series 2003-30, Class 1A5
5.50%, 10/25/2033	50,981	53,537
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
1.06%, 09/25/2043 (B)	150,693	145,507
Series 2004-3, Class A
1.16%, 09/25/2044 (B)	167,225	154,396

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Thornburg Mortgage Securities Trust (continued)
Series 2004-4, Class 3A
2.21%, 12/25/2044 (B)	$ 240,841	$ 238,094
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030 (C)	174,000	175,273
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	104,000	106,401
Series 2013-C6, Class A4
3.24%, 04/10/2046	286,000	286,659
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA 1.71%, 05/10/2063 (B) (C)	736,001	46,816
VNDO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 (C)	544,235	536,162
Series 2013-PENN, Class A
3.81%, 12/13/2029 (C)	400,000	415,161
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5
5.17%, 01/15/2041 (B)	13,072	13,067
Series 2007-C31, Class C
5.68%, 04/15/2047 (B)	1,000,000	969,961
Series 2007-C34, Class B
6.02%, 05/15/2046 (B)	500,000	483,884
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC 0.10%, 03/15/2045 (B) (C)	3,628,496	38
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7
2.53%, 10/25/2033 (B)	61,525	62,747
Series 2003-AR11, Class A6
2.53%, 10/25/2033 (B)	119,385	120,780
Series 2003-AR5, Class A7
2.56%, 06/25/2033 (B)	96,424	97,671
Series 2003-AR6, Class A1
2.55%, 06/25/2033 (B)	128,568	128,537
Series 2003-AR7, Class A7
2.41%, 08/25/2033 (B)	121,964	122,465
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	50,306	52,094
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	31,785	32,507
Series 2004-CB3, Class 3A
5.50%, 10/25/2019	33,662	34,672
Series 2005-AR10, Class 1A3
2.49%, 09/25/2035 (B)	475,744	459,444
Series 2005-AR10, Class 1A4
2.49%, 09/25/2035 (B)	537,636	534,817
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A 2.71%, 03/18/2028 (B) (C)	400,000	401,348
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037 (B) (C)	71,361	70,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.62%, 06/25/2033 (B)	$ 106,707	$ 107,531
Series 2004-EE, Class 3A2
2.71%, 12/25/2034 (B)	336,195	339,004
Series 2004-I, Class 1A1
2.78%, 07/25/2034 (B)	248,358	252,371
Series 2004-P, Class 2A1
2.74%, 09/25/2034 (B)	105,311	105,652
Series 2004-R, Class 2A1
2.76%, 09/25/2034 (B)	50,520	51,176
Series 2005-AR1, Class 1A1
2.66%, 02/25/2035 (B)	516,068	516,653
Series 2005-AR3, Class 1A1
2.75%, 03/25/2035 (B)	597,375	601,077
Series 2005-AR4, Class 2A2
2.68%, 04/25/2035 (B)	404,683	406,506
Series 2005-AR8, Class 2A1
2.73%, 06/25/2035 (B)	37,430	37,591
Series 2005-AR9, Class 2A1
2.74%, 10/25/2033 (B)	39,894	40,176
Series 2005-AR9, Class 3A1
2.73%, 06/25/2034 (B)	970,062	990,883
Series 2006-AR2, Class 2A1
2.76%, 03/25/2036 (B)	682,660	677,972
Series 2006-AR6, Class 7A1
2.80%, 03/25/2036 (B)	707,966	701,219
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 (C)	42,478	42,478
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 (C)	100,000	107,111
Series 2012-C6, Class A4
3.44%, 04/15/2045	200,000	205,404

		54,522,540

Total Mortgage-Backed Securities (Cost $55,227,463)		55,307,873

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.0% (A)
California - 0.0% (A)
City of Los Angeles Department of Airports, Revenue Bonds Series C 6.58%, 05/15/2039	25,000	32,018
State of California, General Obligation Unlimited 7.30%, 10/01/2039	80,000	111,781

		143,799

New York - 0.0% (A)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	161,867
5.65%, 11/01/2040	40,000	47,332

		209,199

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio - 0.0% (A)
Ohio State University, Revenue Bonds Series A 4.80%, 06/01/2111	$ 91,000	$ 87,738

Total Municipal Government Obligations (Cost $442,840)		440,736

U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.7%
Federal Home Loan Bank 5.50%, 07/15/2036	250,000	324,746
Federal Home Loan Mortgage Corp.
0.88%, 07/15/2042 - 03/15/2044 (B)	2,419,161	2,436,712
2.66%, 02/01/2036 (B)	99,565	105,924
2.67%, 12/01/2031 (B)	46,755	49,811
3.00%, 07/01/2033 - 01/15/2044	3,242,905	3,247,272
3.50%, 01/01/2032 - 04/01/2043	5,249,548	5,436,938
3.98%, 07/01/2040 (B)	216,373	226,479
4.00%, 06/01/2042	403,905	430,234
4.50%, 03/01/2037 - 05/01/2041	1,039,133	1,119,138
5.00%, 02/01/2034	400,979	431,873
6.00%, 01/01/2024 - 01/01/2034	273,820	298,441
6.50%, 07/01/2017 - 11/01/2037	744,203	852,102
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.94%, 09/25/2022 (B)	1,103,000	1,099,074
2.60%, 09/25/2020	142,000	143,840
2.62%, 01/25/2023	1,750,000	1,749,370
2.77%, 05/25/2025	750,000	737,584
3.39%, 03/25/2024	714,000	739,657
3.49%, 01/25/2024	1,000,000	1,044,100
Federal Home Loan Mortgage Corp. REMIC
0.59%, 07/15/2037 (B)	263,454	263,222
0.68%, 06/15/2043 (B)	1,503,883	1,508,016
0.73%, 04/15/2039 (B)	729,236	734,984
0.78%, 03/15/2039 - 11/15/2039 (B)	1,671,849	1,677,576
3.00%, 04/15/2025 - 02/15/2026	472,724	482,930
3.50%, 05/15/2021 - 02/15/2026	2,663,000	2,812,961
4.00%, 12/15/2024 - 12/15/2041	2,798,456	2,986,285
4.50%, 02/15/2020 - 06/15/2025	782,611	847,292
5.00%, 07/15/2020 - 05/15/2041	1,176,819	1,278,750
5.30%, 01/15/2033	104,730	115,274
5.50%, 11/15/2023 - 07/15/2037	2,185,253	2,384,941
5.50%, 05/15/2041 (B)	320,761	353,421
5.68%, 10/15/2038 (B)	59,884	66,537
5.75%, 06/15/2035 - 08/15/2035	1,471,418	1,659,158
5.85%, 09/15/2035	484,419	514,134
6.00%, 04/15/2036	201,895	229,183
6.50%, 02/15/2032	81,838	91,200
13.74%, 09/15/2034 (B)	92,456	101,571
22.97%, 06/15/2035 (B)	100,900	156,678
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	94,748	5,079
5.00%, 10/15/2039	225,835	23,258
6.04%, 10/15/2037 (B)	530,892	91,496
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	537,403	496,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities 0.82%, 03/25/2043(B)	$ 832,919	$ 828,055
Federal National Mortgage Association
0.53%, 01/01/2023 (B)	1,000,000	997,996
0.54%, 01/25/2017 - 01/01/2023 (B)	965,575	965,080
0.56%, 12/01/2024 (B)	2,000,000	1,999,307
0.57%, 02/01/2023 (B)	1,000,000	999,382
0.58%, 01/01/2023 (B)	939,996	946,640
0.62%, 07/01/2024 (B)	1,250,000	1,250,506
0.64%, 03/25/2045 (B)	127,600	127,951
0.67%, 09/01/2024 (B)	975,365	977,798
0.69%, 08/25/2019 (B)	78,663	79,050
0.74%, 07/01/2025 (B)	1,671,499	1,672,777
0.92%, 08/25/2042 (B)	397,460	390,673
1.13%, 11/25/2022 (B) (G)	1,125,000	1,124,085
1.40%, 07/01/2017	500,000	501,227
1.47%, 12/01/2019	467,609	458,287
1.80%, 12/25/2019	400,000	401,173
2.00%, 12/01/2020	500,000	500,568
2.01%, 07/01/2019 - 06/01/2020	2,972,521	2,964,692
2.03%, 08/01/2019	24,736	24,945
2.22%, 12/01/2022	1,472,302	1,449,619
2.38%, 12/01/2022	981,804	974,154
2.40%, 12/01/2022 - 02/01/2023	3,448,111	3,412,747
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,974,379
2.47%, 09/01/2022	469,621	468,397
2.49%, 10/01/2017	899,275	913,276
2.50%, 04/01/2023	1,000,000	996,710
2.52%, 10/01/2022 - 05/01/2023	1,479,971	1,466,043
2.53%, 10/01/2022 - 09/25/2024	2,332,220	2,289,880
2.57%, 01/01/2023	2,043,689	2,046,366
2.61%, 10/25/2021(B)	1,000,000	1,010,466
2.64%, 04/01/2023	961,523	963,588
2.66%, 12/01/2022	1,000,000	1,029,285
2.67%, 07/01/2022	1,000,000	1,005,877
2.68%, 07/01/2022	479,077	483,163
2.69%, 10/01/2017	707,455	720,442
2.72%, 10/25/2024	1,000,000	981,483
2.75%, 03/01/2022	467,473	473,823
2.76%, 05/01/2021 - 06/01/2023	1,964,808	1,995,057
2.81%, 06/01/2023 - 05/01/2027	2,000,000	1,980,521
2.86%, 05/01/2022	939,253	957,088
2.92%, 08/25/2021 - 12/01/2024	1,315,443	1,322,102
2.94%, 02/01/2027	1,335,415	1,324,086
2.98%, 07/01/2022 - 04/01/2023	2,490,732	2,550,749
3.02%, 08/25/2024(B)	955,000	966,197
3.04%, 12/01/2024	1,000,000	1,009,289
3.05%, 01/01/2025	1,000,000	1,008,541
3.08%, 12/01/2024	996,292	1,013,974
3.09%, 04/25/2027(B)	1,167,000	1,184,556
3.10%, 09/01/2025	1,000,000	1,009,630
3.10%, 07/25/2024(B)	820,000	833,141
3.11%, 01/01/2022 - 12/01/2024	1,724,556	1,766,335
3.12%, 05/01/2022 - 02/01/2027	2,940,549	2,982,447
3.13%, 06/01/2030	500,000	502,814
3.14%, 12/01/2026	982,918	990,761
3.15%, 12/01/2024	2,500,000	2,547,250
3.20%, 06/01/2030	500,000	493,033

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.23%, 11/01/2020	$ 711,094	$ 740,726
3.24%, 10/01/2026	981,070	996,951
3.26%, 07/01/2022	1,336,928	1,390,129
3.28%, 08/01/2020	3,790,176	3,943,884
3.29%, 10/01/2020 - 08/01/2026	4,964,596	5,077,698
3.30%, 12/01/2026	1,000,000	1,018,493
3.34%, 02/01/2027 - 07/01/2030	2,500,000	2,540,932
3.35%, 08/01/2023	691,859	720,396
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,075,628
3.45%, 01/01/2024	1,000,000	1,043,609
3.48%, 01/25/2024(B)	1,500,000	1,561,917
3.50%, 08/01/2032 - 08/01/2043	8,880,861	9,181,122
3.51%, 12/25/2023(B)	1,776,000	1,868,647
3.56%, 01/01/2021	946,905	999,231
3.59%, 12/01/2020	1,374,592	1,450,601
3.63%, 10/01/2029	493,733	508,046
3.65%, 04/25/2021	433,000	460,084
3.67%, 07/01/2023	925,000	977,327
3.73%, 06/25/2021 - 07/01/2022	1,221,793	1,299,687
3.74%, 06/01/2018	374,085	387,921
3.76%, 04/25/2021 - 11/01/2023	1,500,000	1,599,935
3.77%, 09/01/2021 - 12/01/2025	2,000,000	2,125,037
3.81%, 05/01/2022	920,585	976,108
3.82%, 06/01/2017	909,045	931,854
3.84%, 09/01/2020	639,733	678,111
3.87%, 08/01/2021	469,701	503,643
3.88%, 09/01/2021	1,507,254	1,616,120
4.00%, 01/01/2035	2,773,442	2,973,093
4.04%, 10/01/2020	400,000	430,105
4.13%, 08/01/2021	468,664	507,773
4.25%, 04/01/2021	1,050,000	1,143,952
4.30%, 04/01/2021	433,830	472,454
4.33%, 04/01/2021	374,950	408,727
4.36%, 05/01/2021	978,813	1,069,744
4.38%, 01/01/2021 - 04/01/2021	952,214	1,037,659
4.39%, 05/01/2021	291,716	318,713
4.48%, 02/01/2021	468,620	512,506
4.50%, 09/01/2040	422,278	459,111
4.51%, 12/01/2019	886,912	959,224
4.54%, 01/01/2020	668,311	722,545
4.78%, 12/01/2019	989,616	1,084,393
5.00%, 06/01/2033 - 08/01/2040	308,875	345,138
5.50%, 03/01/2024 - 03/01/2035	683,605	764,216
5.89%, 10/01/2017	709,587	757,390
6.00%, 08/01/2021 - 09/01/2037	1,520,360	1,704,888
7.00%, 11/01/2037 - 12/01/2037	74,683	82,800
Federal National Mortgage Association REMIC
0.71%, 07/25/2036 (B)	170,775	171,631
0.82%, 05/25/2027 (B)	278,821	280,149
0.92%, 05/25/2035 - 10/25/2042 (B)	1,663,924	1,673,619
1.02%, 04/25/2040 (B)	75,149	75,705
1.07%, 02/25/2024 (B)	140,643	141,725
1.32%, 03/25/2038 (B)	303,308	308,361
1.67%, 07/25/2023 (B)	284,582	290,404
3.00%, 05/25/2026	1,000,000	1,027,633
3.50%, 04/25/2031	1,000,000	1,069,322
4.00%, 05/25/2033	200,000	212,871

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
4.50%, 07/25/2038	$ 35,020	$ 35,252
5.00%, 10/25/2025	197,200	213,339
5.25%, 05/25/2039	90,134	92,525
5.50%, 03/25/2023 - 07/25/2040	1,682,524	1,840,772
6.00%, 03/25/2029	38,671	44,061
6.50%, 01/25/2032 - 07/25/2036	182,153	207,824
7.00%, 11/25/2041	198,408	232,697
21.62%, 06/25/2035 (B)	132,451	173,111
Federal National Mortgage Association REMIC, Interest Only STRIPS
5.00%, 08/25/2019	1,546,850	84,497
6.11%, 01/25/2041 (B)	500,368	111,408
6.18%, 08/25/2035 - 06/25/2036 (B)	661,331	98,601
6.28%, 03/25/2036 (B)	502,434	95,125
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	2,256,988	1,837,876
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	467,656	302,680
Financing Corp., Principal Only STRIPS 05/11/2018	2,500,000	2,421,755
Government National Mortgage Association
0.53%, 12/20/2062 (B)	744,740	737,800
0.60%, 03/20/2063 (B)	436,177	431,986
0.64%, 03/20/2060 - 02/20/2063 (B)	1,205,701	1,201,364
0.66%, 03/20/2063 - 07/20/2064 (B)	1,771,583	1,762,153
0.66%, 08/20/2065 (B)	781,266	769,811
0.67%, 04/20/2063 - 02/20/2065 (B)	2,859,974	2,848,108
0.69%, 02/20/2061 - 12/20/2064 (B)	5,609,256	5,571,944
0.71%, 10/20/2062 (B)	375,736	376,643
0.71%, 09/20/2065 (B)	694,928	689,322
0.74%, 04/20/2062 - 07/20/2062 (B)	614,741	614,508
0.79%, 04/20/2064 (B)	1,757,905	1,751,803
0.84%, 05/20/2061 - 03/20/2064 (B)	3,504,848	3,506,418
0.88%, 02/20/2064 (B)	818,216	817,941
0.89%, 09/20/2063 (B)	1,355,532	1,358,938
1.00%, 11/20/2065 (B)	1,997,373	1,974,910
1.65%, 01/20/2063 - 04/20/2063	2,385,926	2,357,889
1.75%, 03/20/2063	474,051	472,901
2.00%, 06/20/2062	841,391	842,231
3.50%, 05/20/2035	38,958	39,106
3.94%, 11/16/2042 (B)	329,915	337,264
4.00%, 09/16/2025	500,000	531,337
4.25%, 12/20/2044	960,312	1,045,981
4.69%, 10/20/2041 (B)	825,360	892,866
4.70%, 11/20/2042 (B)	677,940	735,483
5.00%, 04/20/2041	189,329	230,656
5.23%, 07/20/2060 (B)	660,869	712,434
5.50%, 01/16/2033 - 07/20/2037	1,124,444	1,259,623
5.85%, 12/20/2038 (B)	175,378	198,716
6.00%, 02/15/2024 - 09/20/2038	1,039,546	1,152,534
21.87%, 04/20/2037 (B)	83,650	128,505
Government National Mortgage Association, Interest Only STRIPS
6.20%, 05/20/2041 (B)	184,812	40,898
7.50%, 04/20/2031	128,910	24,933

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	$ 110,223	$ 103,304
National Credit Union Administration Guaranteed Notes Trust
2.65%, 10/29/2020	388,520	389,233
2.90%, 10/29/2020	140,898	140,555
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	6,525,000	5,980,432
Tennessee Valley Authority
1.75%, 10/15/2018	171,000	172,728
4.25%, 09/15/2065	419,000	409,349
5.25%, 09/15/2039	100,000	120,190
5.88%, 04/01/2036	425,000	546,059
Tennessee Valley Authority, Principal Only STRIPS 07/15/2028	1,000,000	642,568

Total U.S. Government Agency Obligations (Cost $225,368,127)		226,053,576

U.S. GOVERNMENT OBLIGATIONS - 14.3%
U.S. Treasury Bond
4.25%, 05/15/2039	350,000	432,346
4.38%, 02/15/2038 (E)	2,800,000	3,533,468
4.38%, 11/15/2039	1,965,000	2,470,758
4.50%, 02/15/2036 - 05/15/2038	2,600,000	3,335,936
4.75%, 02/15/2037 (E)	450,000	596,461
5.25%, 02/15/2029	300,000	393,023
5.38%, 02/15/2031	550,000	745,830
8.75%, 05/15/2020 - 08/15/2020	1,500,000	1,957,500
U.S. Treasury Bond, Principal Only STRIPS
02/15/2018 - 05/15/2035 (E)	8,110,000	5,870,694
05/15/2018 - 02/15/2035	106,925,000	86,328,591
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	55,390	65,618
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 01/15/2022	3,539,042	3,493,603
1.38%, 01/15/2020	83,589	86,892
U.S. Treasury Note
0.38%, 01/31/2016 (E) (H)	7,882,000	7,882,394
0.38%, 04/30/2016	500,000	499,942
0.63%, 04/30/2018	750,000	740,361
0.75%, 12/31/2017	3,000,000	2,979,726
0.88%, 02/28/2017 - 07/31/2019	1,645,000	1,641,494
1.00%, 06/30/2019	200,000	196,695
1.25%, 10/31/2018 - 11/15/2018	5,245,000	5,237,431
1.50%, 08/31/2018 - 05/31/2019	420,000	421,534
1.63%, 07/31/2019	1,500,000	1,505,215
1.75%, 05/15/2023	2,600,000	2,533,071
2.00%, 04/30/2016 - 02/15/2023	8,500,000	8,507,165
2.13%, 08/31/2020 - 06/30/2022	11,400,000	11,551,767
2.38%, 08/15/2024	400,000	404,172
2.63%, 08/15/2020 - 11/15/2020	3,350,000	3,480,041
2.88%, 03/31/2018	1,000,000	1,038,047
3.13%, 10/31/2016 - 05/15/2021	7,350,000	7,651,129
3.25%, 12/31/2016	6,000,000	6,142,032
3.38%, 11/15/2019	200,000	213,562
3.50%, 02/15/2018 - 05/15/2020	6,600,000	6,977,281
3.63%, 02/15/2021	3,250,000	3,532,724

Total U.S. Government Obligations (Cost $179,814,359)		182,446,503

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS - 21.1%
Australia - 0.3%
AGL Energy, Ltd.	1,528	$ 20,131
Alumina, Ltd.	24,807	20,879
Amcor, Ltd.	8,105	79,378
AMP, Ltd.	10,878	46,213
APA Group	6,128	38,760
Asciano, Ltd.	7,404	47,155
Aurizon Holdings, Ltd.	12,628	40,305
Australia & New Zealand Banking Group, Ltd.	17,783	361,930
Bank of Queensland, Ltd.	1,516	15,400
Bendigo & Adelaide Bank, Ltd.	1,068	9,300
BHP Billiton PLC	8,303	93,026
BHP Billiton, Ltd.	11,691	152,153
Boral, Ltd.	10,441	44,965
Brambles, Ltd.	2,843	23,970
Caltex Australia, Ltd.	3,984	109,448
Coca-Cola Amatil, Ltd.	6,174	41,841
Cochlear, Ltd.	551	38,377
Commonwealth Bank of Australia	6,929	431,855
Computershare, Ltd.	4,530	38,358
Crown Resorts, Ltd.	356	3,243
CSL, Ltd.	2,014	154,553
Dexus Property Group, REIT	8,237	45,017
Goodman Group, REIT	15,264	69,740
Insurance Australia Group, Ltd.	3,077	12,467
LendLease Group	5,869	60,986
Macquarie Group, Ltd.	1,920	115,804
Mirvac Group, REIT	27,591	39,809
National Australia Bank, Ltd., Class N	10,556	232,303
Newcrest Mining, Ltd. (I)	4,434	41,907
Oil Search, Ltd.	15,606	76,193
Orica, Ltd.	2,134	24,103
Origin Energy, Ltd.	5,252	17,988
Qantas Airways, Ltd. (I)	8,305	24,752
QBE Insurance Group, Ltd.	10,859	99,624
Ramsay Health Care, Ltd.	1,071	53,023
REA Group, Ltd.	405	16,258
Rio Tinto, Ltd.	2,599	84,676
Santos, Ltd.	2,834	7,600
Scentre Group, REIT	18,885	57,661
Seek, Ltd.	228	2,555
South32, Ltd. (I)	23,585	18,304
Stockland, REIT	3,748	11,198
Suncorp Group, Ltd.	7,311	64,676
Sydney Airport	14,267	66,017
Tabcorp Holdings, Ltd.	12,721	43,661
Telstra Corp., Ltd.	21,366	87,344
TPG Telecom, Ltd.	2,523	18,183
Transurban Group	12,231	93,316
Vicinity Centres, REIT	25,175	51,366
Wesfarmers, Ltd.	4,235	128,410
Westfield Corp., REIT	4,890	33,887
Westpac Banking Corp.	14,476	354,013
Woodside Petroleum, Ltd.	4,007	83,860
Woolworths, Ltd.	8,208	146,539

		4,094,480

Belgium - 0.0% (A)
Anheuser-Busch InBev SA	3,728	463,481
Delhaize Group	1,532	149,491

		612,972

	Shares	Value
COMMON STOCKS (continued)
Bermuda - 0.1%
Aspen Insurance Holdings, Ltd.	7,510	$ 362,733
Everest RE Group, Ltd.	3,240	593,212
Marvell Technology Group, Ltd.	27,989	246,863

		1,202,808

Canada - 0.1%
Canadian Pacific Railway, Ltd.	2,192	279,699
Domtar Corp.	1,050	38,797
lululemon athletica, Inc. (E) (I)	1,253	65,745
Magna International, Inc., Class A	928	37,640
Novadaq Technologies, Inc. (E) (I)	12,000	152,880
Restaurant Brands International	6,378	238,282
Valeant Pharmaceuticals International, Inc. (I)	4,455	452,851

		1,265,894

China - 0.0% (A)
Yangzijiang Shipbuilding Holdings, Ltd.	23,200	17,998

Denmark - 0.1%
A.P. Moller - Maersk A/S, Class B	133	173,472
Danske Bank A/S, Class R	5,089	136,549
Novo Nordisk A/S, Class B	10,043	581,472
Pandora A/S	881	111,080

		1,002,573

Finland - 0.1%
Nokia OYJ	61,653	436,165
UPM-Kymmene OYJ	14,721	273,300
Wartsila OYJ Abp	6,603	301,479

		1,010,944

France - 0.5%
Air Liquide SA, Class A	3,648	410,917
Airbus Group SE	6,942	467,741
Arkema SA	2,294	161,023
AXA SA	19,824	543,548
BNP Paribas SA	9,062	514,368
Bouygues SA, Class A	4,805	190,832
Cap Gemini SA	1,390	129,306
Cie de St-Gobain	4,519	195,704
Cie Generale des Etablissements Michelin, Class B	993	94,857
Danone SA	777	52,589
Engie SA	1,272	22,567
L’Oreal SA	773	130,461
LVMH Moet Hennessy Louis Vuitton SE	293	46,139
Natixis, Class A	22,359	126,766
Publicis Groupe SA	3,611	240,871
Renault SA	3,925	395,113
Sanofi	7,164	611,938
Schneider Electric SE	1,386	79,168
Societe Generale SA	2,127	98,401
Sodexo SA	2,493	244,213
Thales SA	3,876	291,066
Total SA	14,344	643,253
Unibail-Rodamco SE, REIT	443	112,847
Vivendi SA	10,193	219,994

		6,023,682

Germany - 0.4%
Allianz SE, Class A	3,011	530,773
BASF SE, Class R	2,251	171,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Bayer AG	5,907	$ 737,727
Bayerische Motoren Werke AG	821	86,493
Brenntag AG	3,886	202,491
Continental AG	1,118	270,455
Daimler AG	7,493	626,070
Deutsche Bank AG	5,023	121,982
Deutsche Post AG	12,891	360,404
Deutsche Telekom AG	13,758	247,102
E.ON SE	19,893	191,012
HeidelbergCement AG	2,574	209,775
Infineon Technologies AG	16,400	239,091
Muenchener Rueckversicherungs-Gesellschaft AG	668	133,090
SAP SE	6,451	511,907
Siemens AG, Class A	2,959	286,271
Telefonica Deutschland Holding AG	26,111	137,727

		5,063,847

Hong Kong - 0.1%
AIA Group, Ltd.	53,800	323,492
BOC Hong Kong Holdings, Ltd.	25,500	77,816
Cathay Pacific Airways, Ltd.	16,000	27,706
Cheung Kong Infrastructure Holdings, Ltd.	8,000	74,012
CK Hutchison Holdings, Ltd.	20,500	276,153
CLP Holdings, Ltd.	10,500	89,419
Galaxy Entertainment Group, Ltd.	6,000	18,929
Hang Seng Bank, Ltd.	5,100	97,524
Henderson Land Development Co., Ltd.	10,800	66,193
HKT Trust & HKT, Ltd.	32,000	40,877
Hong Kong & China Gas Co., Ltd.	39,300	77,281
Hong Kong Exchanges and Clearing, Ltd.	4,800	122,941
Kerry Properties, Ltd.	10,000	27,355
MTR Corp., Ltd.	3,000	14,884
New World Development Co., Ltd.	12,000	11,876
NWS Holdings, Ltd.	6,000	8,919
Power Assets Holdings, Ltd.	5,500	50,742
Sino Land Co., Ltd.	36,000	52,862
Sun Hung Kai Properties, Ltd.	9,000	108,870
Swire Pacific, Ltd., Class A	4,500	50,835
Techtronic Industries Co., Ltd.	1,500	6,116
Wharf Holdings, Ltd.	12,000	66,812
Wheelock & Co., Ltd.	14,000	59,251
Yue Yuen Industrial Holdings, Ltd.	4,000	13,574

		1,764,439

Ireland - 0.2%
Accenture PLC, Class A	10,849	1,133,721
Allegion PLC	3,048	200,924
James Hardie Industries PLC, CDI	4,174	53,137
Medtronic PLC	13,745	1,057,265
Perrigo Co. PLC	473	68,443
Shire PLC	4,865	336,940
XL Group PLC, Class A	5,245	205,499

		3,055,929

Israel - 0.1%
Caesarstone Sdot-Yam, Ltd. (I)	4,917	213,103
Mobileye NV (I)	5,953	251,693
Teva Pharmaceutical Industries, Ltd., ADR	3,348	219,762

		684,558

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.1%
Assicurazioni Generali SpA	12,510	$ 228,516
Atlantia SpA	7,084	187,431
Enel SpA	91,533	383,825
Eni SpA, Class B	1,152	17,117
Intesa Sanpaolo SpA	87,003	288,937
Snam SpA	23,361	121,920
Telecom Italia SpA (I)	138,433	175,438
UniCredit SpA, Class A	39,453	218,123

		1,621,307

Japan - 1.2%
Ajinomoto Co., Inc.	8,000	189,406
Alps Electric Co., Ltd.	2,000	54,236
Amada Holdings Co., Ltd.	13,700	130,735
ANA Holdings, Inc.	31,000	89,438
Asahi Glass Co., Ltd.	4,000	22,915
Asahi Group Holdings, Ltd.	600	18,783
Asahi Kasei Corp.	12,000	81,145
Astellas Pharma, Inc.	13,400	190,759
Bandai Namco Holdings, Inc.	4,500	95,072
Bank of Yokohama, Ltd.	19,000	116,462
Bridgestone Corp.	4,600	157,786
Canon, Inc.	4,700	142,175
Central Japan Railway Co.	1,100	195,287
Chiba Bank, Ltd.	19,000	134,828
Chubu Electric Power Co., Inc.	1,400	19,171
Chugai Pharmaceutical Co., Ltd.	700	24,400
Citizen Holdings Co., Ltd.	9,100	65,404
COLOPL, Inc.	1,800	35,492
Dai-ichi Life Insurance Co., Ltd.	8,900	148,075
Daicel Corp.	4,400	65,480
Daikin Industries, Ltd.	2,600	189,336
Daiwa House Industry Co., Ltd.	3,200	91,988
Denso Corp.	700	33,450
Dentsu, Inc.	2,600	142,252
East Japan Railway Co.	2,300	216,581
Eisai Co., Ltd.	1,400	92,611
FamilyMart Co., Ltd.	900	41,881
FANUC Corp.	900	155,061
Fast Retailing Co., Ltd.	300	104,943
Fuji Heavy Industries, Ltd.	3,900	160,665
FUJIFILM Holdings Corp.	2,600	108,504
Fukuoka Financial Group, Inc., Class A	1,000	4,959
Furukawa Electric Co., Ltd.	13,000	27,517
Hakuhodo DY Holdings, Inc.	1,200	12,983
Hitachi, Ltd.	40,000	226,655
Hokuhoku Financial Group, Inc.	9,000	18,347
Honda Motor Co., Ltd.	8,400	268,477
Hoya Corp.	1,500	61,339
Hulic Co., Ltd.	2,400	21,073
Ibiden Co., Ltd.	6,100	87,452
Isetan Mitsukoshi Holdings, Ltd.	600	7,825
ITOCHU Corp.	4,900	57,959
Japan Retail Fund Investment Corp., Class A, REIT	52	100,042
Japan Tobacco, Inc.	7,500	275,353
JFE Holdings, Inc.	2,100	32,975
Kajima Corp.	15,000	89,272

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kansai Electric Power Co., Inc. (I)	12,200	$ 146,275
Kao Corp.	1,500	77,083
Kawasaki Heavy Industries, Ltd.	24,000	88,797
KDDI Corp.	13,100	340,209
Keyence Corp.	300	164,882
Kirin Holdings Co., Ltd.	7,200	97,755
Komatsu, Ltd.	1,500	24,544
Kubota Corp.	3,000	46,346
Kyocera Corp.	200	9,288
Kyowa Hakko Kirin Co., Ltd.	5,000	78,673
Kyushu Electric Power Co., Inc. (I)	8,600	93,732
M3, Inc.	2,000	41,468
Mabuchi Motor Co., Ltd.	1,800	97,551
Makita Corp.	1,400	80,677
Marubeni Corp.	8,300	42,671
Marui Group Co., Ltd.	4,300	69,972
Mazda Motor Corp.	5,600	115,555
Medipal Holdings Corp.	3,900	66,472
MEIJI Holdings Co., Ltd.	1,000	82,600
Minebea Co., Ltd.	3,000	25,686
Mitsubishi Corp.	8,200	136,391
Mitsubishi Electric Corp.	11,000	115,465
Mitsubishi Estate Co., Ltd.	4,000	83,173
Mitsubishi Heavy Industries, Ltd.	2,000	8,745
Mitsubishi Materials Corp.	21,000	66,143
Mitsubishi UFJ Financial Group, Inc.	83,200	515,361
Mitsui & Co., Ltd.	14,600	173,478
Mitsui Chemicals, Inc.	43,000	190,705
Mitsui Fudosan Co., Ltd.	10,000	250,979
Mitsui O.S.K. Lines, Ltd.	3,000	7,567
Mizuho Financial Group, Inc.	95,500	191,000
Murata Manufacturing Co., Ltd.	900	129,493
NGK Spark Plug Co., Ltd.	3,400	89,517
NH Foods, Ltd.	3,000	58,800
Nidec Corp.	1,300	94,271
Nintendo Co., Ltd.	500	68,755
Nippon Electric Glass Co., Ltd.	10,000	50,402
Nippon Express Co., Ltd.	11,000	51,691
Nippon Prologis REIT, Inc.	4	7,236
Nippon Steel & Sumitomo Metal Corp.	6,600	130,564
Nippon Telegraph & Telephone Corp.	6,700	266,647
Nissan Motor Co., Ltd.	22,500	235,592
Nitori Holdings Co., Ltd.	1,400	117,575
Nitto Denko Corp.	1,600	116,809
Nomura Holdings, Inc.	30,800	171,558
Nomura Real Estate Holdings, Inc.	2,100	38,960
NTT DOCOMO, Inc.	3,500	71,791
Omron Corp.	1,800	60,024
Ono Pharmaceutical Co., Ltd.	400	71,325
Oriental Land Co., Ltd.	900	54,447
ORIX Corp.	6,100	85,574
Otsuka Holdings Co., Ltd.	3,900	138,563
Panasonic Corp.	10,000	101,375
Resona Holdings, Inc.	24,900	120,920
Sanwa Holdings Corp.	5,600	44,290
Secom Co., Ltd.	400	27,108
Seiko Epson Corp.	4,000	61,597
Sekisui Chemical Co., Ltd.	8,300	108,367

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Seven & i Holdings Co., Ltd.	2,600	$ 119,040
Shimadzu Corp.	5,000	83,700
Shimamura Co., Ltd.	400	46,844
Shimizu Corp.	11,000	89,697
Shin-Etsu Chemical Co., Ltd.	3,300	179,407
Shionogi & Co., Ltd.	1,000	45,230
SMC Corp.	300	77,920
SoftBank Group Corp.	4,000	201,882
Sompo Japan Nipponkoa Holdings, Inc.	4,900	160,890
Sony Corp.	9,400	231,022
Sumitomo Corp.	2,200	22,430
Sumitomo Electric Industries, Ltd.	3,500	49,423
Sumitomo Mitsui Financial Group, Inc.	8,600	324,573
Sumitomo Realty & Development Co., Ltd.	1,000	28,543
Suntory Beverage & Food, Ltd.	2,000	87,552
Suzuken Co., Ltd.	3,700	140,608
Suzuki Motor Corp.	800	24,307
Sysmex Corp.	1,900	121,875
T&D Holdings, Inc.	2,400	31,664
Taiheiyo Cement Corp.	10,000	29,203
Takashimaya Co., Ltd.	13,000	117,071
Takeda Pharmaceutical Co., Ltd.	1,600	79,775
Teijin, Ltd.	7,000	23,855
Terumo Corp.	2,800	86,782
Tokio Marine Holdings, Inc.	4,600	177,673
Tokyo Gas Co., Ltd.	21,000	98,675
Tokyu Corp.	6,000	47,414
Toppan Printing Co., Ltd.	5,000	46,066
Toshiba Corp. (I)	5,000	10,276
Toyota Motor Corp.	15,600	960,632
Unicharm Corp.	3,000	61,265
West Japan Railway Co.	900	62,211
Yamada Denki Co., Ltd.	9,700	41,899
Yamaha Motor Co., Ltd.	5,200	116,560
Yamato Holdings Co., Ltd.	6,000	127,129

		14,862,136

Jersey, Channel Islands - 0.0% (A)
Randgold Resources, Ltd.	1,497	91,431

Luxembourg - 0.0% (A)
ArcelorMittal	17,077	72,322

Macau - 0.0% (A)
Sands China, Ltd.	18,400	62,797

Netherlands - 0.3%
ASML Holding NV	2,547	228,494
Heineken Holding NV, Class A	4,791	369,670
Heineken NV	922	78,926
ING Groep NV, CVA	30,098	407,227
Koninklijke KPN NV	69,799	264,882
Koninklijke Philips NV	9,864	252,556
NN Group NV	4,323	152,921
NXP Semiconductors NV (I)	7,399	623,366
Royal Dutch Shell PLC, Class A	28,332	637,365
Royal Dutch Shell PLC, Class B	14,178	322,506

		3,337,913

New Zealand - 0.0% (A)
Auckland International Airport, Ltd.	11,110	43,692
Contact Energy, Ltd.	3,095	10,034

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
New Zealand (continued)
Meridian Energy, Ltd.	8,619	$ 14,089
Ryman Healthcare, Ltd.	1,673	9,726
Spark New Zealand, Ltd.	15,481	34,941

		112,482

Norway - 0.0% (A)
DNB ASA	15,683	193,234
Norsk Hydro ASA	20,204	75,100

		268,334

Portugal - 0.0% (A)
EDP - Energias de Portugal SA	29,942	108,064
Galp Energia SGPS SA, Class B	8,836	102,939

		211,003

Singapore - 0.2%
Avago Technologies, Ltd., Class A (E)	9,793	1,421,454
CapitaLand Commercial Trust, Ltd., REIT	21,400	20,375
ComfortDelGro Corp., Ltd.	5,800	12,476
DBS Group Holdings, Ltd.	10,700	125,949
Global Logistic Properties, Ltd., Class L	32,200	48,826
Hutchison Port Holdings Trust	52,700	27,931
Keppel Corp., Ltd.	11,600	53,259
Kulicke & Soffa Industries, Inc. (I)	8,500	99,195
Oversea-Chinese Banking Corp., Ltd.	17,800	110,473
Singapore Telecommunications, Ltd.	33,300	87,836
United Overseas Bank, Ltd.	7,400	102,344
Wilmar International, Ltd.	12,800	26,541

		2,136,659

Spain - 0.1%
Banco Bilbao Vizcaya Argentaria SA	13,696	100,304
Banco Santander SA, Class A	83,905	415,615
Bankia SA	115,449	134,749
Distribuidora Internacional de Alimentacion SA (I)	24,159	142,931
Iberdrola SA	37,034	263,616
Industria de Diseno Textil SA	9,861	339,604
Repsol SA, Class A	11,482	126,278
Telefonica SA	16,923	188,233

		1,711,330

Sweden - 0.1%
Assa Abloy AB, B Shares	6,205	129,887
Atlas Copco AB, A Shares	1,084	26,585
Electrolux AB, Series B	9,859	237,872
Nordea Bank AB	9,929	108,939
Sandvik AB	20,656	180,058
TeliaSonera AB	32,682	162,295

		845,636

Switzerland - 0.6%
ABB, Ltd. (I)	2,991	53,382
ACE, Ltd. (E)	6,379	745,386
Actelion, Ltd. (I)	1,104	153,394
CIE Financiere Richemont SA	6,354	454,774
Credit Suisse Group AG (I)	13,577	292,475
LafargeHolcim, Ltd.	5,636	282,222
Nestle SA	18,268	1,356,129
Novartis AG	10,959	942,685
Roche Holding AG	4,479	1,241,169
Syngenta AG	993	388,663

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
TE Connectivity, Ltd.	7,611	$ 491,747
Transocean, Ltd. (E)	9,100	112,658
UBS Group AG	29,318	568,753
Wolseley PLC	5,882	320,056

		7,403,493

Thailand - 0.0% (A)
Fabrinet (I)	2,350	55,977

United Kingdom - 1.0%
3i Group PLC	29,396	208,704
Associated British Foods PLC	4,471	220,276
AstraZeneca PLC	10,178	692,679
Aviva PLC	42,684	324,692
BAE Systems PLC	29,382	216,401
Barclays PLC	133,663	431,334
BG Group PLC	21,720	315,393
BP PLC	65,440	341,510
British American Tobacco PLC	14,751	820,039
BT Group PLC, Class A	26,529	184,477
Capita PLC	11,137	198,331
Centrica PLC	76,627	246,373
Compass Group PLC	1,900	32,912
Diageo PLC	5,726	156,712
Dixons Carphone PLC	35,130	258,943
Ensco PLC, Class A (E)	23,575	362,819
Ferroglobe PLC	1,125	12,094
GlaxoSmithKline PLC	29,808	603,337
Hammerson PLC, REIT	7,032	62,199
HSBC Holdings PLC	93,014	735,244
Imperial Tobacco Group PLC	3,173	167,763
InterContinental Hotels Group PLC	4,022	157,599
ITV PLC	71,153	290,136
Kingfisher PLC	40,932	198,827
LivaNova PLC (E) (I)	450	26,717
Lloyds Banking Group PLC	493,064	531,128
National Grid PLC, Class B	9,909	136,949
Next PLC	1,615	173,563
Noble Corp. PLC (E)	14,750	155,613
Persimmon PLC (I)	10,850	324,220
Prudential PLC	25,340	571,924
Reckitt Benckiser Group PLC, Class A	5,975	553,252
Rio Tinto PLC	9,443	275,564
RSA Insurance Group PLC	19,891	125,064
SABMiller PLC	8,320	499,138
Seadrill, Ltd. (E) (I)	28,400	96,276
Standard Chartered PLC	5,657	47,010
Tesco PLC (I)	56,394	124,288
Unilever NV, CVA	10,534	459,115
Vodafone Group PLC	198,602	647,042
Whitbread PLC	3,658	237,329
WPP PLC, Class A	3,050	70,277

		12,293,263

United States - 15.5%
8x8, Inc. (E) (I)	1,400	16,030
A. Schulman, Inc.	525	16,086
A.O. Smith Corp. (E)	3,075	235,576
AAR Corp.	475	12,488
Aaron’s, Inc.	1,000	22,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Abbott Laboratories	15,049	$ 675,851
Abercrombie & Fitch Co., Class A (E)	1,500	40,500
ABIOMED, Inc. (E) (I)	600	54,168
ABM Industries, Inc.	950	27,047
Acadia Healthcare Co., Inc. (E) (I)	6,188	386,502
Acadia Realty Trust, REIT (E)	725	24,034
Acorda Therapeutics, Inc. (E) (I)	2,800	119,784
Activision Blizzard, Inc. (E)	13,235	512,327
Acuity Brands, Inc.	3,738	873,944
Adobe Systems, Inc. (I)	12,638	1,187,214
ADTRAN, Inc.	900	15,498
Advanced Drainage Systems, Inc. (E)	4,115	98,883
Advanced Energy Industries, Inc. (I)	725	20,467
Advanced Micro Devices, Inc. (E) (I)	25,400	72,898
AECOM (E) (I)	18,350	551,050
Aegion Corp., Class A (I)	3,550	68,550
Aerojet Rocketdyne Holdings, Inc. (E) (I)	1,075	16,835
Aetna, Inc.	7,574	818,901
Affiliated Managers Group, Inc. (I)	2,111	337,253
Affymetrix, Inc. (E) (I)	1,175	11,856
AGCO Corp. (E)	1,375	62,411
Air Products & Chemicals, Inc.	2,780	361,706
Akorn, Inc., Class A (E) (I)	4,150	154,836
Alaska Air Group, Inc.	2,550	205,300
Albany International Corp., Class A	450	16,448
Albemarle Corp. (E)	1,825	102,218
Alexander & Baldwin, Inc. (E)	1,550	54,730
Alexandria Real Estate Equities, Inc., REIT	1,050	94,878
Alexion Pharmaceuticals, Inc. (I)	1,913	364,905
Align Technology, Inc. (E) (I)	1,275	83,959
Alleghany Corp. (I)	275	131,431
Allergan PLC (I)	2,870	896,875
Alliant Energy Corp.	1,825	113,971
Allscripts Healthcare Solutions, Inc. (I)	7,175	110,351
Allstate Corp.	2,605	161,744
Alphabet, Inc., Class A (I)	1,627	1,265,822
Alphabet, Inc., Class C	4,345	3,297,334
Amazon.com, Inc. (I)	3,983	2,692,070
AMC Networks, Inc., Class A (E) (I)	1,425	106,419
Amdocs, Ltd.	3,840	209,549
American Assets Trust, Inc., REIT	600	23,010
American Campus Communities, Inc., REIT (E)	1,725	71,311
American Eagle Outfitters, Inc. (E)	2,825	43,787
American Electric Power Co., Inc.	1,500	87,405
American Financial Group, Inc.	2,225	160,378
American International Group, Inc.	6,041	374,361
American States Water Co.	650	27,268
American Tower Corp., Class A, REIT	2,608	252,846
American Water Works Co., Inc.	1,573	93,987
American Woodmark Corp. (I)	1,200	95,976
Ameriprise Financial, Inc.	2,389	254,237
AMERISAFE, Inc.	300	15,270
AmerisourceBergen Corp., Class A	3,700	383,727
Amgen, Inc.	6,695	1,086,799
AMN Healthcare Services, Inc. (E) (I)	650	20,183
Amphenol Corp., Class A	6,998	365,506
Amsurg Corp., Class A (I)	775	58,900
AmTrust Financial Services, Inc. (E)	2,387	146,991

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Andersons, Inc. (E)	1,450	$ 45,863
Anixter International, Inc. (I)	450	27,176
Annaly Capital Management, Inc., REIT	5,700	53,466
ANSYS, Inc. (E) (I)	75	6,938
Anthem, Inc.	2,210	308,162
Apple, Inc.	61,546	6,478,332
Applied Industrial Technologies, Inc. (E)	700	28,343
Applied Materials, Inc., Class A	4,519	84,370
Aptargroup, Inc. (E)	1,025	74,466
ArcBest Corp.	3,575	76,469
Archer-Daniels-Midland Co.	19,271	706,860
Archrock, Inc.	1,075	8,084
Arista Networks, Inc. (E) (I)	6,486	504,870
ARRIS Group, Inc. (I)	2,175	66,490
Arrow Electronics, Inc. (I)	3,975	215,365
Arthur J. Gallagher & Co. (E)	2,643	108,204
Ascena Retail Group, Inc., Class B (E) (I)	2,200	21,670
Ashland, Inc.	1,125	115,537
Associated Banc-Corp.	5,500	103,125
AT&T, Inc.	37,896	1,304,001
Atlantic Tele-Network, Inc.	175	13,690
Atlas Air Worldwide Holdings, Inc. (I)	1,200	49,608
Atmel Corp.	7,625	65,651
Atmos Energy Corp.	3,450	217,488
Atwood Oceanics, Inc. (E)	925	9,463
Automatic Data Processing, Inc.	558	47,274
AutoNation, Inc. (I)	1,376	82,092
AutoZone, Inc. (I)	93	68,998
AvalonBay Communities, Inc., REIT	1,981	364,762
Avista Corp. (E)	1,500	53,055
Avnet, Inc.	4,950	212,058
Avon Products, Inc. (E)	6,725	27,236
Axiall Corp. (E)	2,602	40,071
AZZ, Inc.	400	22,228
B&G Foods, Inc.	1,000	35,020
B/E Aerospace, Inc. (E)	125	5,296
Baker Hughes, Inc.	2,453	113,206
BancorpSouth, Inc. (E)	1,850	44,381
Bank of America Corp.	95,481	1,606,945
Bank of Hawaii Corp. (E)	1,125	70,762
Bank of New York Mellon Corp.	2,063	85,037
Bank of the Ozarks, Inc. (E)	950	46,987
Banner Corp.	300	13,758
Barnes & Noble, Inc. (E)	675	5,879
Barnes Group, Inc.	3,100	109,709
Basic Energy Services, Inc. (E) (I)	500	1,340
BB&T Corp.	1,599	60,458
BBCN Bancorp, Inc.	1,300	22,386
Bel Fuse, Inc., Class B (E)	875	15,129
Belden, Inc.	675	32,184
Bemis Co., Inc.	1,675	74,856
Benchmark Electronics, Inc. (I)	5,150	106,450
Berkshire Hathaway, Inc., Class B (I)	8,191	1,081,540
Best Buy Co., Inc. (E)	16,697	508,424
Big 5 Sporting Goods Corp.	1,200	11,988
Big Lots, Inc. (E)	975	37,577
Bill Barrett Corp. (E) (I)	725	2,849
Bio-Rad Laboratories, Inc., Class A (I)	350	48,531

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Biogen, Inc. (I)	2,356	$ 721,761
BioMarin Pharmaceutical, Inc. (I)	1,189	124,560
BioMed Realty Trust, Inc., Class B, REIT (E)	7,400	175,306
Black Hills Corp.	200	9,286
BlackRock, Inc., Class A	978	333,029
Blucora, Inc. (E) (I)	2,675	26,215
Blue Nile, Inc. (I)	225	8,354
BofI Holding, Inc. (E) (I)	2,300	48,415
Boise Cascade Co. (I)	2,100	53,613
Boston Beer Co., Inc., Class A (I)	420	84,802
Boston Private Financial Holdings, Inc. (E)	1,325	15,026
Boston Properties, Inc., REIT	1,856	236,714
Boston Scientific Corp. (I)	30,309	558,898
Bottomline Technologies de, Inc. (E) (I)	550	16,352
Boyd Gaming Corp. (E) (I)	1,450	28,812
Briggs & Stratton Corp. (E)	700	12,110
Brinker International, Inc. (E)	2,150	103,092
Bristol-Myers Squibb Co.	15,776	1,085,231
Bristow Group, Inc. (E)	1,775	45,972
Broadcom Corp., Class A	2,643	152,818
Broadridge Financial Solutions, Inc.	4,450	239,098
Brown & Brown, Inc.	1,500	48,150
Brunswick Corp., Class B	3,325	167,946
Buffalo Wild Wings, Inc. (E) (I)	225	35,921
Bunge, Ltd.	5,210	355,739
Cable One, Inc.	335	145,276
Cabot Corp.	3,500	143,080
Cabot Microelectronics Corp., Class A (I)	375	16,418
Cabot Oil & Gas Corp.	10,148	179,518
CACI International, Inc., Class A (I)	1,500	139,170
Cadence Design Systems, Inc. (I)	4,725	98,327
Cal-Maine Foods, Inc. (E)	475	22,012
CalAtlantic Group, Inc. (E)	763	28,933
Caleres, Inc. (E)	725	19,445
California Resources Corp. (E)	4,800	11,184
Callaway Golf Co.	1,925	18,134
Cambrex Corp. (I)	525	24,722
Camden Property Trust, REIT	700	53,732
Cameron International Corp. (I)	6,095	385,204
Capella Education Co. (E)	250	11,555
Capital One Financial Corp.	2,194	158,363
Cardtronics, Inc. (E) (I)	225	7,571
Carlisle Cos., Inc.	6,112	542,073
Carpenter Technology Corp. (E)	400	12,108
Carrizo Oil & Gas, Inc. (I)	750	22,185
Carter’s, Inc.	1,100	97,933
Casey’s General Stores, Inc. (E)	675	81,304
Cash America International, Inc. (E)	925	27,704
Catalent, Inc. (I)	400	10,012
Caterpillar, Inc. (E)	563	38,261
Cathay General Bancorp	1,375	43,079
Cato Corp., Class A (E)	2,875	105,857
CBOE Holdings, Inc. (E)	1,650	107,085
CBRE Group, Inc., Class A (I)	24,701	854,161
CBS Corp., Class B	6,498	306,251
CDK Global, Inc.	3,375	160,211
CEB, Inc.	525	32,230
Cedar Realty Trust, Inc., REIT	1,175	8,319

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Celgene Corp. (I)	13,792	$ 1,651,730
Centene Corp. (E) (I)	2,550	167,815
CenterPoint Energy, Inc.	1,701	31,230
Central Garden & Pet Co., Class A (I)	3,500	47,600
CenturyLink, Inc.	10,075	253,487
Charles River Laboratories International, Inc. (I)	950	76,370
Charles Schwab Corp.	26,359	868,002
Charter Communications, Inc., Class A (E) (I)	1,968	360,341
Checkpoint Systems, Inc. (E)	2,875	18,026
Cheesecake Factory, Inc. (E)	1,450	66,859
Chesapeake Lodging Trust, REIT	875	22,015
Chevron Corp.	12,007	1,080,150
Chico’s FAS, Inc. (E)	2,675	28,542
Children’s Place, Inc. (E)	1,950	107,640
Chipotle Mexican Grill, Inc., Class A (E) (I)	151	72,457
Church & Dwight Co., Inc. (E)	1,575	133,686
Ciena Corp. (E) (I)	1,975	40,863
Cigna Corp.	4,921	720,090
Cinemark Holdings, Inc.	1,700	56,831
Cirrus Logic, Inc. (E) (I)	1,075	31,745
Cisco Systems, Inc.	20,212	548,857
Citigroup, Inc.	36,913	1,910,248
CMS Energy Corp. (E)	3,768	135,949
Coca-Cola Co.	12,160	522,394
Coca-Cola Enterprises, Inc.	1,508	74,254
Cognizant Technology Solutions Corp., Class A (I)	10,031	602,061
Coherent, Inc. (I)	1,775	115,570
Cohu, Inc.	2,875	34,701
Columbia Banking System, Inc.	1,075	34,948
Columbia Pipeline Group, Inc.	11,187	223,740
Comcast Corp., Class A	19,645	1,108,567
Comfort Systems USA, Inc., Class A	600	17,052
Commerce Bancshares, Inc. (E)	104	4,424
Commercial Metals Co.	5,325	72,899
Community Bank System, Inc.	700	27,958
Community Health Systems, Inc. (I)	3,350	88,875
CommVault Systems, Inc. (E) (I)	700	27,545
Computer Sciences Corp. (E)	5,200	169,936
Comtech Telecommunications Corp.	225	4,520
Concho Resources, Inc. (I)	5,272	489,558
CONMED Corp.	450	19,823
Constellation Brands, Inc., Class A	3,087	439,712
Contango Oil & Gas Co., Class A (I)	225	1,442
Convergys Corp. (E)	1,625	40,446
Cooper Cos., Inc.	825	110,715
Copart, Inc. (I)	1,525	57,965
CoreLogic, Inc. (I)	4,050	137,133
CoreSite Realty Corp., REIT	600	34,032
Corning, Inc.	3,687	67,398
Corporate Office Properties Trust, REIT	1,225	26,742
Corrections Corp. of America, REIT (E)	2,150	56,953
Corvel Corp. (I)	175	7,686
CoStar Group, Inc. (E) (I)	1,582	326,984
Costco Wholesale Corp.	3,991	644,546
Cousins Properties, Inc., REIT	4,125	38,899
Cracker Barrel Old Country Store, Inc. (E)	500	63,415
Crane Co.	2,425	116,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Crocs, Inc. (E) (I)	1,225	$ 12,544
Cross Country Healthcare, Inc. (E) (I)	1,300	21,307
Crown Holdings, Inc. (I)	5,792	293,654
CST Brands, Inc. (E)	1,175	45,989
CSX Corp.	11,079	287,500
Cubic Corp.	375	17,719
Cummins, Inc.	3,366	296,242
Curtiss-Wright Corp.	975	66,787
CVB Financial Corp.	1,450	24,534
CVS Health Corp.	2,649	258,993
Cynosure, Inc., Class A (E) (I)	325	14,518
D.R. Horton, Inc.	6,975	223,409
Dana Holding Corp. (E)	7,050	97,290
Danaher Corp.	999	92,787
Darden Restaurants, Inc.	4,055	258,060
Darling International, Inc. (I)	1,625	17,095
Dean Foods Co. (E)	5,925	101,614
Deckers Outdoor Corp. (E) (I)	450	21,240
Deere & Co. (E)	1,094	83,439
Delta Air Lines, Inc.	34,653	1,756,561
Deluxe Corp. (E)	775	42,268
Denbury Resources, Inc. (E)	36,480	73,690
DiamondRock Hospitality Co., REIT	18,009	173,787
Dick’s Sporting Goods, Inc.	1,575	55,676
Diebold, Inc. (E)	875	26,329
Digi International, Inc. (I)	2,375	27,028
DineEquity, Inc. (E)	250	21,168
Diodes, Inc. (I)	575	13,214
Discover Financial Services	11,486	615,879
DISH Network Corp., Class A (I)	4,342	248,276
Dollar General Corp.	12,354	887,882
Domino’s Pizza, Inc. (E)	100	11,125
Dow Chemical Co.	9,199	473,565
Dr. Pepper Snapple Group, Inc.	1,473	137,284
Dril-Quip, Inc., Class A (I)	350	20,731
DTS, Inc. (I)	225	5,081
Duke Realty Corp., REIT	5,250	110,355
Dunkin’ Brands Group, Inc. (E)	877	37,351
Dycom Industries, Inc. (E) (I)	550	38,478
E.I. du Pont de Nemours & Co.	8,501	566,167
Eagle Materials, Inc.	3,721	224,860
East-West Bancorp, Inc.	10,944	454,833
EastGroup Properties, Inc., REIT	150	8,342
Eastman Chemical Co.	2,812	189,838
Eaton Corp. PLC	9,654	502,394
Eaton Vance Corp. (E)	875	28,376
eBay, Inc. (I)	40,570	1,114,864
Edison International	7,934	469,772
eHealth, Inc. (E) (I)	2,450	24,451
El Paso Electric Co.	1,425	54,862
Electro Scientific Industries, Inc.	400	2,076
Electronic Arts, Inc. (E) (I)	11,450	786,844
Eli Lilly & Co.	10,935	921,383
EMCOR Group, Inc.	2,350	112,894
Emergent Biosolutions, Inc. (E) (I)	450	18,005
Encore Capital Group, Inc. (E) (I)	350	10,178
Energen Corp. (E)	875	35,866
Energizer Holdings, Inc.	9,915	337,705

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
EnerSys	1,625	$ 90,886
Engility Holdings, Inc. (E)	325	10,556
Ensign Group, Inc. (E)	550	12,447
Entergy Corp., Class B (E)	5,930	405,375
Envision Healthcare Holdings, Inc. (I)	10,293	267,309
EOG Resources, Inc.	4,828	341,774
Epiq Systems, Inc.	525	6,862
EPR Properties, REIT (E)	775	45,299
EQT Corp.	2,459	128,188
Equifax, Inc.	1,406	156,586
Equinix, Inc., REIT (E)	433	130,939
Equity Commonwelath, REIT (I)	8,830	244,856
Equity One, Inc., REIT	1,000	27,150
Essendant, Inc.	3,350	108,908
Essex Property Trust, Inc., REIT	191	45,727
Estee Lauder Cos., Inc., Class A	1,011	89,029
Evercore Partners, Inc., Class A	2,375	128,416
Exelon Corp.	522	14,496
ExlService Holdings, Inc. (I)	1,625	73,011
Express Scripts Holding Co. (I)	4,017	351,126
Express, Inc. (E) (I)	1,250	21,600
Exterran Corp. (I)	537	8,619
Extra Space Storage, Inc., REIT (E)	2,875	253,604
Exxon Mobil Corp.	16,626	1,295,997
Facebook, Inc., Class A (I)	31,001	3,244,565
Fair Isaac Corp. (E)	450	42,381
Federal Realty Investment Trust, REIT (E)	325	47,482
Federal Signal Corp.	1,000	15,850
FedEx Corp.	284	42,313
Fidelity National Information Services, Inc.	5,250	318,150
Fifth Third Bancorp	13,313	267,591
Finish Line, Inc., Class A	850	15,368
First American Financial Corp. (E)	4,400	157,960
First Cash Financial Services, Inc. (E) (I)	125	4,679
First Financial Bancorp	800	14,456
First Midwest Bancorp, Inc.	1,225	22,577
First NBC Bank Holding Co. (I)	300	11,217
First Niagara Financial Group, Inc.	8,050	87,342
FirstMerit Corp.	7,150	133,347
Flowers Foods, Inc. (E)	2,125	45,666
Fluor Corp.	6,948	328,085
FNB Corp. (E)	1,000	13,340
Foot Locker, Inc. (E)	2,300	149,707
Ford Motor Co.	51,424	724,564
Fortinet, Inc. (E) (I)	2,875	89,614
Fortune Brands Home & Security, Inc. (E)	10,244	568,542
Francesca’s Holdings Corp. (I)	650	11,317
Franklin Street Properties Corp., REIT	1,200	12,420
FTI Consulting, Inc. (E) (I)	600	20,796
Fulton Financial Corp. (E)	3,525	45,860
FutureFuel Corp.	4,075	55,012
G-III Apparel Group, Ltd. (I)	675	29,876
GameStop Corp., Class A (E)	7,250	203,290
Gartner, Inc. (I)	3,390	307,473
GATX Corp. (E)	300	12,765
General Cable Corp. (E)	6,325	84,945
General Communication, Inc., Class A (E) (I)	3,000	59,340
General Dynamics Corp.	1,790	245,874

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
General Electric Co.	23,169	$ 721,714
General Growth Properties, Inc., REIT	5,159	140,376
General Motors Co.	2,974	101,146
Genesco, Inc. (I)	425	24,153
Gentex Corp. (E)	5,900	94,459
Gentherm, Inc. (I)	150	7,110
Geo Group, Inc., REIT	1,125	32,524
Getty Realty Corp., REIT	425	7,289
Gibraltar Industries, Inc. (I)	550	13,992
Gilead Sciences, Inc.	28,343	2,868,028
Global Payments, Inc.	4,400	283,844
Goldman Sachs Group, Inc.	2,178	392,541
Goodyear Tire & Rubber Co.	3,305	107,974
Government Properties Income Trust, REIT (E)	650	10,316
Graham Holdings Co., Class B	305	147,916
Great Plains Energy, Inc.	5,025	137,233
Greatbatch, Inc. (I)	375	19,688
Green Dot Corp., Class A (I)	725	11,905
Green Plains, Inc. (E)	625	14,313
Group 1 Automotive, Inc. (E)	400	30,280
Guess?, Inc. (E)	4,625	87,320
Guidewire Software, Inc. (I)	5,904	355,185
Gulf Island Fabrication, Inc.	1,900	19,874
Gulfport Energy Corp. (I)	4,500	110,565
Hain Celestial Group, Inc. (E) (I)	1,175	47,458
Halliburton Co.	7,852	267,282
Hancock Holding Co. (E)	1,350	33,980
Hanmi Financial Corp., Class B	2,400	56,928
Hanover Insurance Group, Inc. (E)	2,275	185,048
Harman International Industries, Inc.	2,871	270,477
Harris Corp.	7,701	669,217
Hartford Financial Services Group, Inc.	6,635	288,357
Haverty Furniture Cos., Inc.	300	6,432
Hawaiian Electric Industries, Inc.	3,300	95,535
Hawaiian Holdings, Inc. (I)	3,400	120,122
HCA Holdings, Inc. (I)	636	43,013
HD Supply Holdings, Inc. (I)	17,148	514,954
Health Net, Inc. (I)	8,645	591,837
Healthcare Realty Trust, Inc., REIT	1,275	36,108
Heartland Payment Systems, Inc. (E)	950	90,079
Heidrick & Struggles International, Inc.	1,300	35,386
Helen of Troy, Ltd. (E) (I)	525	49,481
Helix Energy Solutions Group, Inc., Class A (E) (I)	6,700	35,242
Herbalife, Ltd. (E) (I)	4,960	265,955
Herman Miller, Inc.	1,000	28,700
Hershey Co.	3,342	298,340
Hewlett Packard Enterprise Co.	13,890	211,128
HFF, Inc., Class A	500	15,535
Highwoods Properties, Inc., REIT (E)	2,175	94,830
Hill-Rom Holdings, Inc.	2,675	128,560
Hilton Worldwide Holdings, Inc.	22,565	482,891
HNI Corp. (E)	700	25,242
HollyFrontier Corp.	4,450	177,510
Hologic, Inc. (I)	7,500	290,175
Home BancShares, Inc. (E)	725	29,377
Home Depot, Inc.	15,090	1,995,652
Honeywell International, Inc.	9,163	949,012
Hornbeck Offshore Services, Inc. (E) (I)	525	5,219

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Hospitality Properties Trust, REIT (E)	2,400	$ 62,760
HP, Inc.	17,439	206,478
HSN, Inc. (E)	525	26,602
Hub Group, Inc., Class A (I)	3,050	100,497
Hubbell, Inc.	725	73,254
Humana, Inc., Class A	7,464	1,332,399
Huntington Ingalls Industries, Inc.	3,430	435,095
ICU Medical, Inc., Class B (I)	575	64,848
IDACORP, Inc. (E)	1,475	100,300
IDEX Corp.	1,075	82,356
IDEXX Laboratories, Inc. (E) (I)	375	27,345
II-VI, Inc. (I)	250	4,640
Illinois Tool Works, Inc., Class A	6,480	600,566
Illumina, Inc. (E) (I)	4,000	767,780
Impax Laboratories, Inc. (E) (I)	1,125	48,105
Independent Bank Corp.	350	16,282
Ingersoll-Rand PLC	1,960	108,368
Ingram Micro, Inc., Class A	5,500	167,090
Ingredion, Inc.	6,630	635,419
Inland Real Estate Corp., REIT (E)	1,300	13,806
Innophos Holdings, Inc.	325	9,419
Innospec, Inc.	1,925	104,547
Insight Enterprises, Inc. (I)	3,925	98,596
Insperity, Inc.	1,975	95,096
Integrated Device Technology, Inc. (I)	2,350	61,922
Intercontinental Exchange, Inc.	1,713	438,973
InterDigital, Inc. (E)	575	28,198
Interface, Inc., Class A	2,500	47,850
Intuit, Inc.	815	78,647
Invesco, Ltd.	12,877	431,122
iRobot Corp. (E) (I)	450	15,930
ITT Corp.	3,500	127,120
Ixia (I)	4,250	52,827
J&J Snack Foods Corp.	225	26,251
j2 Global, Inc. (E)	450	37,044
Jabil Circuit, Inc.	3,225	75,110
Jack in the Box, Inc.	625	47,944
Jarden Corp. (I)	3,300	188,496
JC Penney Co., Inc. (E) (I)	4,300	28,638
JetBlue Airways Corp. (I)	7,325	165,911
John Bean Technologies Corp.	450	22,424
John Wiley & Sons, Inc., Class A	775	34,898
Johnson & Johnson	7,504	770,811
Jones Lang LaSalle, Inc.	3,980	636,243
Juniper Networks, Inc.	6,880	189,888
Kaiser Aluminum Corp.	450	37,647
KapStone Paper and Packaging Corp.	1,450	32,756
KB Home (E)	1,450	17,879
KBR, Inc.	6,800	115,056
Kennametal, Inc. (E)	1,300	24,960
KeyCorp	11,758	155,088
Keysight Technologies, Inc. (I)	5,750	162,897
Kilroy Realty Corp., REIT (E)	2,600	164,528
Kimberly-Clark Corp.	4,206	535,424
Kinder Morgan, Inc.	4,514	67,349
Kindred Healthcare, Inc. (E)	2,350	27,989
Kirkland’s, Inc. (E)	550	7,975
Kite Pharma, Inc. (I)	3,597	221,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Kite Realty Group Trust, REIT (E)	5,000	$ 129,650
KLA-Tencor Corp.	7,734	536,353
Koppers Holdings, Inc. (I)	1,950	35,588
Korn/Ferry International	800	26,544
Kraton Performance Polymers, Inc. (I)	575	9,551
Kroger Co.	30,740	1,285,854
L-3 Communications Holdings, Inc.	3,105	371,079
La-Z-Boy, Inc.	875	21,368
Lam Research Corp.	15,905	1,263,175
Landstar System, Inc. (E)	725	42,521
LaSalle Hotel Properties, REIT (E)	8,071	203,066
LegacyTexas Financial Group, Inc.	650	16,263
Leidos Holdings, Inc.	9,520	535,595
Lennox International, Inc. (E)	4,218	526,828
Lexmark International, Inc., Class A	1,875	60,844
Liberty Property Trust, Series C, REIT	5,299	164,534
LifePoint Health, Inc. (I)	2,895	212,493
Lincoln Electric Holdings, Inc. (E)	475	24,648
Lincoln National Corp.	5,547	278,792
Liquidity Services, Inc. (E) (I)	3,950	25,675
Lithia Motors, Inc., Class A	975	104,003
Littelfuse, Inc.	375	40,129
Live Nation Entertainment, Inc. (E) (I)	2,425	59,582
LKQ Corp. (I)	4,875	144,446
LogMeIn, Inc. (E) (I)	425	28,518
Lowe’s Cos., Inc.	27,700	2,106,308
Lumentum Holdings, Inc. (I)	725	15,965
Lydall, Inc. (I)	275	9,757
LyondellBasell Industries NV, Class A	10,300	895,070
Mack-Cali Realty Corp., REIT	1,475	34,441
Magellan Health, Inc. (I)	950	58,577
Manpowergroup, Inc.	2,375	200,189
Marathon Oil Corp.	9,860	124,137
Marathon Petroleum Corp.	6,136	318,090
MarketAxess Holdings, Inc. (E)	600	66,954
Marriott Vacations Worldwide Corp.	475	27,051
Martin Marietta Materials, Inc. (E)	1,023	139,721
Masco Corp.	17,640	499,212
Masimo Corp. (I)	2,475	102,737
MasterCard, Inc., Class A	9,603	934,948
Matrix Service Co. (I)	2,175	44,674
Matson, Inc.	2,825	120,430
Matthews International Corp., Class A	475	25,389
MAXIMUS, Inc., Class A	550	30,938
MB Financial, Inc. (E)	925	29,942
McGraw Hill Financial, Inc.	5,161	508,771
McKesson Corp.	7,525	1,484,156
MDU Resources Group, Inc.	2,250	41,220
Mead Johnson Nutrition Co., Class A (E)	361	28,501
Medicines Co. (E) (I)	3,500	130,690
Medifast, Inc. (E)	225	6,836
MEDNAX, Inc. (I)	1,550	111,073
Mentor Graphics Corp.	825	15,197
Merck & Co., Inc.	5,204	274,875
Meredith Corp.	600	25,950
Methode Electronics, Inc. (E)	600	19,098
MetLife, Inc.	15,833	763,309
Mettler-Toledo International, Inc. (I)	450	152,608

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Microsemi Corp. (I)	2,275	$ 74,142
Microsoft Corp.	90,400	5,015,392
MicroStrategy, Inc., Class A (I)	525	94,127
Mid-America Apartment Communities, Inc., REIT	2,475	224,755
Minerals Technologies, Inc.	650	29,809
MKS Instruments, Inc.	1,050	37,800
Mohawk Industries, Inc. (I)	3,855	730,098
Molina Healthcare, Inc. (E) (I)	8,005	481,341
Molson Coors Brewing Co., Class B	5,128	481,622
Momenta Pharmaceuticals, Inc., Class B (I)	5,025	74,571
Mondelez International, Inc., Class A	17,611	789,677
Monster Beverage Corp. (I)	2,368	352,737
Monster Worldwide, Inc. (E) (I)	1,225	7,019
Moog, Inc., Class A (I)	525	31,815
Morgan Stanley	21,248	675,899
Mosaic Co.	10,943	301,917
Movado Group, Inc. (E)	300	7,713
MSC Industrial Direct Co., Inc., Class A (E)	100	5,627
MSCI, Inc., Class A	7,265	524,024
Mueller Industries, Inc. (E)	950	25,745
Murphy USA, Inc. (I)	1,075	65,295
Mylan NV (I)	1,838	99,381
Nabors Industries, Ltd.	4,650	39,572
Nanometrics, Inc. (E) (I)	1,925	29,145
National Fuel Gas Co. (E)	725	30,994
National Oilwell Varco, Inc. (E)	3,904	130,745
National Presto Industries, Inc.	200	16,572
Natus Medical, Inc. (I)	525	25,226
Navigators Group, Inc. (I)	200	17,158
NBT Bancorp, Inc.	600	16,728
NCR Corp. (I)	5,975	146,148
Neenah Paper, Inc.	300	18,729
Netflix, Inc. (E) (I)	3,964	453,402
NETGEAR, Inc. (I)	575	24,098
NetScout Systems, Inc. (I)	1,650	50,655
NeuStar, Inc., Class A (E) (I)	900	21,573
New Jersey Resources Corp.	4,400	145,024
New York Community Bancorp, Inc.	1,425	23,256
NextEra Energy, Inc.	4,916	510,723
NIC, Inc.	550	10,824
Nimble Storage, Inc. (E) (I)	993	9,136
Northrop Grumman Corp.	7,709	1,455,536
NorthWestern Corp.	650	35,263
Norwegian Cruise Line Holdings, Ltd. (I)	6,823	399,828
NOW, Inc. (E) (I)	1,825	28,872
Nuance Communications, Inc. (I)	3,700	73,593
Nutrisystem, Inc.	400	8,656
NuVasive, Inc. (E) (I)	825	44,641
NVIDIA Corp. (E)	12,495	411,835
NVR, Inc. (I)	75	123,225
Occidental Petroleum Corp.	14,680	992,515
Oceaneering International, Inc. (E)	1,575	59,094
Office Depot, Inc. (I)	13,900	78,396
OGE Energy Corp.	2,300	60,467
Oil States International, Inc. (I)	775	21,119
Old Dominion Freight Line, Inc. (I)	3,243	191,564
Old National Bancorp	350	4,746
Old Republic International Corp.	8,700	162,081

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Olin Corp.	1,350	$ 23,301
Omnicell, Inc. (I)	550	17,094
On Assignment, Inc. (I)	700	31,465
Oracle Corp.	30,225	1,104,119
Orbital ATK, Inc.	1,525	136,243
OSI Systems, Inc. (I)	325	28,815
Outerwall, Inc. (E)	1,175	42,934
Owens & Minor, Inc. (E)	675	24,287
Oxford Industries, Inc.	225	14,360
P.H. Glatfelter Co. (E)	700	12,908
PACCAR, Inc.	8,884	421,102
Packaging Corp. of America (E)	1,650	104,032
PacWest Bancorp	3,975	171,322
Palo Alto Networks, Inc. (I)	1,900	334,666
Panera Bread Co., Class A (E) (I)	200	38,956
PAREXEL International Corp. (I)	950	64,714
Park Electrochemical Corp.	350	5,271
Parker-Hannifin Corp.	3,020	292,880
Parkway Properties, Inc., REIT	350	5,471
Patterson-UTI Energy, Inc.	2,125	32,045
PayPal Holdings, Inc. (I)	12,581	455,432
PDC Energy, Inc. (E) (I)	200	10,676
PepsiCo, Inc.	11,173	1,116,406
Perry Ellis International, Inc. (I)	1,700	31,314
Pfizer, Inc.	67,230	2,170,184
PharMerica Corp. (I)	2,975	104,125
Philip Morris International, Inc.	10,614	933,077
Phillips 66	327	26,749
Pilgrim’s Pride Corp. (E)	18,115	400,160
Pinnacle Financial Partners, Inc.	575	29,532
Pioneer Energy Services Corp. (E) (I)	975	2,116
Pioneer Natural Resources Co.	2,695	337,899
Piper Jaffray Cos. (I)	250	10,100
Pitney Bowes, Inc. (E)	5,495	113,472
Plexus Corp. (E) (I)	525	18,333
PNC Financial Services Group, Inc.	2,050	195,385
Polaris Industries, Inc. (E)	350	30,083
Polycom, Inc. (I)	3,800	47,842
Post Holdings, Inc. (E) (I)	1,000	61,700
Post Properties, Inc., REIT	1,825	107,967
Potlatch Corp., REIT	2,350	71,064
PPG Industries, Inc.	3,856	381,050
PPL Corp.	14,637	499,561
Prestige Brands Holdings, Inc. (I)	825	42,471
Priceline Group, Inc. (I)	441	562,253
PrivateBancorp, Inc., Class A	1,100	45,122
Procter & Gamble Co.	12,797	1,016,210
Progress Software Corp. (I)	3,475	83,400
Prologis, Inc., Class A, REIT	6,814	292,457
Prosperity Bancshares, Inc. (E)	750	35,895
Providence Service Corp. (I)	150	7,038
Provident Financial Services, Inc. (E)	900	18,135
Prudential Financial, Inc.	4,023	327,512
PS Business Parks, Inc., REIT (E)	575	50,272
PTC, Inc. (I)	4,375	151,506
Public Service Enterprise Group, Inc.	17,791	688,334
Public Storage, REIT	246	60,934
PulteGroup, Inc.	10,057	179,216

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
PVH Corp.	395	$ 29,092
QEP Resources, Inc.	2,725	36,515
Quaker Chemical Corp.	200	15,452
QUALCOMM, Inc.	1,454	72,678
Quality Systems, Inc. (E)	725	11,687
Quanex Building Products Corp. (E)	1,400	29,190
Questar Corp. (E)	4,749	92,511
R.R. Donnelley & Sons Co. (E)	14,015	206,301
Rackspace Hosting, Inc. (E) (I)	1,375	34,815
Ralph Lauren Corp., Class A (E)	1,457	162,426
Range Resources Corp. (E)	4,330	106,561
Raymond James Financial, Inc.	3,925	227,532
Rayonier Advanced Materials, Inc. (E)	700	6,853
Red Robin Gourmet Burgers, Inc. (E) (I)	225	13,892
Regal Beloit Corp.	2,000	117,040
Regency Centers Corp., REIT	1,500	102,180
Regeneron Pharmaceuticals, Inc., Class A (I)	1,600	868,592
Reinsurance Group of America, Inc., Class A	1,900	162,545
Reliance Steel & Aluminum Co.	2,775	160,700
ResMed, Inc. (E)	2,300	123,487
Resources Connection, Inc.	2,050	33,497
Retail Opportunity Investments Corp., REIT (E)	1,650	29,535
Revance Therapeutics, Inc. (E) (I)	5,883	200,963
Reynolds American, Inc., Class A	16,658	768,767
Roadrunner Transportation Systems, Inc. (I)	400	3,772
Rofin-Sinar Technologies, Inc. (I)	475	12,721
Ross Stores, Inc.	832	44,770
Rovi Corp. (E) (I)	7,075	117,869
Rowan Cos. PLC, Class A (E)	2,075	35,171
Royal Caribbean Cruises, Ltd., Class A	3,971	401,905
RPM International, Inc.	3,750	165,225
Ruby Tuesday, Inc. (I)	1,050	5,786
Rudolph Technologies, Inc. (E) (I)	550	7,821
Ruth’s Hospitality Group, Inc.	6,425	102,286
Sanderson Farms, Inc. (E)	200	15,504
Sanmina Corp. (I)	2,600	53,508
Saul Centers, Inc., REIT	200	10,254
Schlumberger, Ltd.	4,646	324,058
Scholastic Corp. (E)	425	16,388
Schweitzer-Mauduit International, Inc. (E)	2,675	112,323
Science Applications International Corp.	700	32,046
Scotts Miracle-Gro Co., Class A	2,250	145,147
Sealed Air Corp., Class A	8,270	368,842
SEI Investments Co.	5,125	268,550
Select Comfort Corp. (I)	875	18,734
Selective Insurance Group, Inc.	925	31,062
Seneca Foods Corp., Class A (I)	525	15,215
Senior Housing Properties Trust, REIT	3,125	46,375
ServiceMaster Global Holdings, Inc. (I)	7,765	304,699
ServiceNow, Inc. (I)	3,767	326,072
Sherwin-Williams Co.	1,311	340,336
Signature Bank (I)	3,489	535,108
Silgan Holdings, Inc. (E)	1,075	57,749
Simmons First National Corp., Class A	625	32,100
Simon Property Group, Inc., REIT	1,830	355,825
Sirona Dental Systems, Inc. (I)	1,950	213,661
Sizmek, Inc. (I)	1,600	5,840
Skechers U.S.A., Inc., Class A (E) (I)	2,400	72,504

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
SL Green Realty Corp., REIT	741	$ 83,718
SLM Corp. (I)	6,725	43,847
SM Energy Co. (E)	400	7,864
Snap-on, Inc. (E)	304	52,115
SolarCity Corp. (E) (I)	3,490	178,060
SolarWinds, Inc. (I)	1,100	64,790
Solera Holdings, Inc.	1,150	63,054
Sonoco Products Co. (E)	1,050	42,913
Southwest Airlines Co.	4,365	187,957
Southwest Gas Corp.	875	48,265
Sovran Self Storage, Inc., REIT	500	53,655
SpartanNash Co.	3,625	78,445
Spirit Aerosystems Holdings, Inc., Class A (I)	7,860	393,550
Splunk, Inc. (E) (I)	3,230	189,956
Spok Holdings, Inc.	1,525	27,938
Sprouts Farmers Market, Inc. (E) (I)	10,251	272,574
SPX Corp.	650	6,065
SPX FLOW, Inc. (I)	650	18,142
StanCorp Financial Group, Inc., Class A	150	17,082
Standard Motor Products, Inc.	425	16,171
Standex International Corp. (E)	225	18,709
Stanley Black & Decker, Inc.	2,845	303,647
Starbucks Corp.	16,403	984,672
State Street Corp.	4,329	287,272
Steel Dynamics, Inc.	20,180	360,617
Stepan Co.	1,825	90,684
Stericycle, Inc. (I)	3,357	404,854
Sterling Bancorp	7,275	118,000
Steven Madden, Ltd., Class B (I)	950	28,709
Stewart Information Services Corp.	325	12,132
Stifel Financial Corp. (I)	975	41,301
Stone Energy Corp. (E) (I)	2,100	9,009
Strayer Education, Inc. (E) (I)	200	12,024
Stryker Corp.	2,435	226,309
Sturm Ruger & Co., Inc. (E)	275	16,393
Summit Hotel Properties, Inc., REIT	3,050	36,448
SunEdison, Inc. (E) (I)	3,725	18,960
Superior Energy Services, Inc. (E)	5,225	70,381
SUPERVALU, Inc. (I)	7,775	52,714
SVB Financial Group (I)	2,056	244,458
Sykes Enterprises, Inc. (I)	3,525	108,499
Synaptics, Inc. (E) (I)	600	48,204
Synchrony Financial (E) (I)	7,426	225,825
SYNNEX Corp. (E)	700	62,951
Synopsys, Inc. (I)	5,200	237,172
Synovus Financial Corp.	5,275	170,804
T-Mobile US, Inc. (I)	636	24,880
Take-Two Interactive Software, Inc. (E) (I)	3,850	134,134
Tanger Factory Outlet Centers, Inc., REIT	1,550	50,685
Target Corp.	19,768	1,435,354
Taubman Centers, Inc., REIT (E)	2,225	170,702
TCF Financial Corp.	2,775	39,183
TD Ameritrade Holding Corp.	1,095	38,007
Tech Data Corp. (I)	550	36,509
Teledyne Technologies, Inc. (I)	600	53,220
Telephone & Data Systems, Inc.	4,525	117,152
TeleTech Holdings, Inc.	375	10,466
Tempur Sealy International, Inc. (I)	1,000	70,460

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Tennant Co.	325	$ 18,285
Teradyne, Inc.	3,525	72,862
Terex Corp. (E)	3,150	58,212
Tesco Corp., Class B (E)	500	3,620
Tesla Motors, Inc. (E) (I)	1,720	412,817
Tesoro Corp.	2,710	285,553
Tetra Tech, Inc.	4,475	116,439
Texas Capital Bancshares, Inc. (E) (I)	325	16,062
Texas Instruments, Inc.	12,578	689,400
Texas Roadhouse, Inc., Class A (E)	1,025	36,664
Thermo Fisher Scientific, Inc.	2,207	313,063
Thor Industries, Inc.	750	42,112
Tidewater, Inc. (E)	850	5,916
Tiffany & Co. (E)	1,611	122,903
Time Warner Cable, Inc.	1,081	200,623
Time Warner, Inc.	14,469	935,710
Time, Inc. (E)	1,775	27,814
Timken Co.	1,325	37,882
TJX Cos., Inc.	8,093	573,875
Toll Brothers, Inc. (I)	12,373	412,021
Tompkins Financial Corp. (E)	200	11,232
Toro Co.	300	21,921
Towers Watson & Co., Class A	1,075	138,094
Travelers Cos., Inc.	3,445	388,803
Trimble Navigation, Ltd. (E) (I)	3,500	75,075
Trinity Industries, Inc. (E)	2,775	66,655
Triumph Group, Inc. (E)	600	23,850
TrueBlue, Inc. (I)	2,500	64,400
TrustCo Bank Corp. (E)	1,500	9,210
Trustmark Corp., Class A (E)	1,350	31,104
Tupperware Brands Corp. (E)	750	41,737
Twenty-First Century Fox, Inc., Class A	54,163	1,471,067
Tyler Technologies, Inc. (E) (I)	325	56,654
Tyson Foods, Inc., Class A (E)	4,460	237,852
U.S. Steel Corp. (E)	2,723	21,730
UDR, Inc., REIT (E)	4,200	157,794
UGI Corp.	18,102	611,124
Ulta Salon Cosmetics & Fragrance, Inc. (E) (I)	2,995	554,075
Ultratech, Inc. (E) (I)	425	8,424
UMB Financial Corp. (E)	625	29,094
Umpqua Holdings Corp. (E)	5,125	81,487
Union Pacific Corp.	9,971	779,732
Unit Corp. (E) (I)	700	8,540
United Community Banks, Inc.	700	13,643
United Continental Holdings, Inc. (I)	7,856	450,149
United Fire Group, Inc.	650	24,902
United Technologies Corp.	11,295	1,085,111
United Therapeutics Corp. (E) (I)	1,300	203,593
UnitedHealth Group, Inc.	14,220	1,672,841
Universal Corp. (E)	375	21,030
Universal Forest Products, Inc.	325	22,220
Universal Health Realty Income Trust, REIT	200	10,002
Universal Insurance Holdings, Inc. (E)	550	12,749
Urstadt Biddle Properties, Inc., Class A, REIT	375	7,215
US Ecology, Inc. (E)	400	14,576
Valero Energy Corp.	21,276	1,504,426
Valmont Industries, Inc.	150	15,903
Valspar Corp.	1,225	101,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
VCA, Inc. (I)	3,275	$ 180,125
Vectren Corp.	3,175	134,683
Veeva Systems, Inc., Class A (E) (I)	9,878	284,980
VeriFone Systems, Inc. (E) (I)	9,400	263,388
VeriSign, Inc. (E) (I)	5,025	438,984
Veritiv Corp. (E) (I)	1,200	43,464
Verizon Communications, Inc.	23,404	1,081,733
Vertex Pharmaceuticals, Inc. (I)	6,201	780,272
VF Corp.	6,323	393,607
Viad Corp.	1,400	39,522
Virtus Investment Partners, Inc. (E)	125	14,683
Visa, Inc., Class A (E)	36,023	2,793,584
Vishay Intertechnology, Inc. (E)	2,350	28,318
Vista Outdoor, Inc. (I)	1,050	46,735
Vitamin Shoppe, Inc. (E) (I)	500	16,350
Vornado Realty Trust, Class A, REIT	2,135	213,415
VOXX International Corp., Class A (I)	1,350	7,101
Voya Financial, Inc.	3,500	129,185
Vulcan Materials Co.	3,138	298,016
Wabtec Corp. (E)	1,100	78,232
Waddell & Reed Financial, Inc., Class A (E)	1,375	39,408
Wal-Mart Stores, Inc.	164	10,053
Walker & Dunlop, Inc. (I)	500	14,405
Waste Connections, Inc.	7,374	415,304
Watsco, Inc.	2,935	343,777
Watts Water Technologies, Inc., Class A	200	9,934
Wayfair, Inc., Class A (E) (I)	7,314	348,293
Webster Financial Corp.	1,450	53,925
Weingarten Realty Investors, REIT	2,025	70,024
WellCare Health Plans, Inc. (E) (I)	725	56,702
Wells Fargo & Co.	64,747	3,519,647
West Pharmaceutical Services, Inc. (E)	150	9,033
Westar Energy, Inc., Class A	450	19,085
Western Refining, Inc.	1,100	39,182
Western Union Co. (E)	7,320	131,101
WestRock Co.	4,246	193,703
WEX, Inc. (E) (I)	650	57,460
WGL Holdings, Inc. (E)	150	9,449
Whirlpool Corp.	1,645	241,601
WhiteWave Foods Co., Class A (I)	2,825	109,921
Williams-Sonoma, Inc., Class A (E)	1,375	80,314
Wilshire Bancorp, Inc.	900	10,395
Wintrust Financial Corp.	775	37,603
Wolverine World Wide, Inc.	1,500	25,065
Workday, Inc., Class A (E) (I)	4,281	341,110
World Fuel Services Corp.	1,450	55,767
Worthington Industries, Inc. (E)	875	26,373
WP GLIMCHER, Inc., REIT	2,675	28,382
WPX Energy, Inc. (E) (I)	9,075	52,090
WR Berkley Corp.	1,525	83,494
Xcel Energy, Inc. (E)	13,643	489,920

		198,022,424

Total Common Stocks (Cost $268,642,284)		268,908,631

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Henkel AG & Co. KGaA
1.38% (J)	3,784	422,302

	Shares	Value
PREFERRED STOCKS (continued)
Germany (continued)
Volkswagen AG
4.23% (J)	629	$ 90,814

Total Preferred Stocks (Cost $576,214)		513,116

INVESTMENT COMPANIES - 4.3%
United States - 4.3%
JPMorgan High Yield Fund (K)	2,712,087	18,550,675
JPMorgan Value Advantage Fund (K)	1,302,202	36,422,590

Total Investment Companies (Cost $58,617,835)		54,973,265

MASTER LIMITED PARTNERSHIP - 0.0% (A)
Bermuda - 0.0% (A)
Lazard, Ltd., Class A	7,406	333,344

Total Master Limited Partnership (Cost $393,179)		333,344

RIGHT - 0.0% (A)
Spain - 0.0% (A)
Repsol SA (I) Exercise Price EUR 0.48 Expiration Date 07/03/2015	11,482	5,727

Total Right (Cost $5,842)		5,727

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.10%, 01/21/2016 (H) (J)	$ 10,000	10,000
0.18%, 03/17/2016 (H) (J)	410,000	409,917
0.19%, 04/28/2016 (H) (J)	175,000	174,853

Total Short-Term U.S. Government Obligations (Cost $594,736)		594,770

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	49,012,486	49,012,486

Total Securities Lending Collateral (Cost $49,012,486)		49,012,486

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $54,063,242 on 01/04/2016. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 1.00% - 1.10%, due 12/15/2017 - 03/14/2018, and with a total value of $55,148,165.	$ 54,063,062	54,063,062

Total Repurchase Agreement (Cost $54,063,062)		54,063,062

Total Investments (Cost $1,325,144,436) (L)		1,317,433,995
Net Other Assets (Liabilities) - (3.4)%		(43,068,573)

Net Assets - 100.0%		$ 1,274,365,422

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FUTURES CONTRACTS: (M)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	47	03/31/2016	$—	$(12,547)
5-Year U.S. Treasury Note	Long	3	03/31/2016	—	(30)
10-Year Australian Treasury Bond	Long	115	03/15/2016	34,125	—
10-Year Canadian Government Bond	Short	(155)	03/21/2016	—	(301,321)
10-Year U.S. Treasury Note	Long	236	03/21/2016	—	(86,543)
10-Year U.S. Treasury Note	Short	(111)	03/21/2016	42,008	—
EURO STOXX 50® Index	Long	326	03/18/2016	233,214	—
Hang Seng Index	Short	(147)	01/28/2016	49,795	—
Russell 2000® Mini Index	Long	1	03/18/2016	1,378	—
S&P 500® E-Mini	Long	175	03/18/2016	183,839	—
S&P Midcap 400 E-Mini Index	Long	4	03/18/2016	4,612	—
S&P/ASX 200 Index	Short	(67)	03/17/2016	—	(438,143)
S&P/TSX 60 Index	Short	(44)	03/17/2016	—	(75,985)
TOPIX Index	Long	61	03/10/2016	—	(136,866)
U.S. Treasury Bond	Long	142	03/21/2016	26,162	—
U.S. Treasury Bond	Short	(91)	03/21/2016	—	(30,846)

Total				$575,133	$(1,082,281)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	17.2%	$226,053,576
U.S. Government Obligations	13.9	182,446,503
Asset-Backed Securities	8.6	113,479,089
Banks	6.3	83,385,139
Mortgage-Backed Securities	4.2	55,307,873
Oil, Gas & Consumable Fuels	2.8	37,302,796
U.S. Equity Funds	2.8	36,422,590
Capital Markets	2.5	32,758,898
Electric Utilities	1.7	21,934,261
Insurance	1.7	21,925,153
Pharmaceuticals	1.6	21,454,574
U.S. Fixed Income Funds	1.4	18,550,675
Media	1.4	17,876,678
Diversified Telecommunication Services	1.3	17,669,639
Software	1.3	17,261,936
Biotechnology	1.3	17,023,646
Health Care Providers & Services	1.3	16,449,346
Real Estate Investment Trusts	1.1	15,266,447
Automobiles	1.1	13,827,842
Diversified Financial Services	0.9	11,266,545
Specialty Retail	0.9	11,243,356
IT Services	0.8	10,647,652
Internet Software & Services	0.8	10,468,731
Technology Hardware, Storage & Peripherals	0.8	10,467,353
Chemicals	0.7	9,686,725
Food & Staples Retailing	0.7	9,674,482
Consumer Finance	0.7	9,446,636
Aerospace & Defense	0.7	9,222,673
Food Products	0.7	9,186,240
Beverages	0.7	8,794,690
Semiconductors & Semiconductor Equipment	0.6	7,857,337
Foreign Government Obligations	0.6	7,743,394
Tobacco	0.6	7,598,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Multi-Utilities	0.5%		$6,859,106
Road & Rail	0.5		6,450,537
Machinery	0.5		6,047,712
Health Care Equipment & Supplies	0.4		5,721,742
Energy Equipment & Services	0.4		5,400,350
Metals & Mining	0.4		5,282,529
Internet & Catalog Retail	0.4		5,201,903
Hotels, Restaurants & Leisure	0.4		5,111,878
Communications Equipment	0.4		4,788,592
Industrial Conglomerates	0.4		4,771,667
Airlines	0.3		4,097,410
Electronic Equipment, Instruments & Components	0.3		4,058,453
Multiline Retail	0.3		3,887,982
Household Durables	0.3		3,623,303
Commercial Services & Supplies	0.2		3,233,588
Household Products	0.2		3,217,532
Trading Companies & Distributors	0.2		3,090,594
Building Products	0.2		3,086,578
Wireless Telecommunication Services	0.2		3,078,324
Real Estate Management & Development	0.2		2,613,716
Life Sciences Tools & Services	0.2		2,744,204
Gas Utilities	0.2		2,729,166
Electrical Equipment	0.2		2,672,754
Construction & Engineering	0.1		1,803,790
Textiles, Apparel & Luxury Goods	0.1		1,617,695
Transportation Infrastructure	0.1		1,407,401
Auto Components	0.1		1,367,427
Containers & Packaging	0.1		1,289,593
Construction Materials	0.1		1,281,899
Personal Products	0.1		1,055,715
Professional Services	0.1		1,035,169
Air Freight & Logistics	0.1		988,950
Diversified Consumer Services	0.1		832,059
Independent Power and Renewable Electricity Producers	0.1		758,859
Paper & Forest Products	0.0	(A)	542,426
Health Care Technology	0.0	(A)	465,580
Municipal Government Obligations	0.0	(A)	440,736
Water Utilities	0.0	(A)	391,131
Leisure Products	0.0	(A)	374,363
Marine	0.0	(A)	301,469
Distributors	0.0	(A)	225,885
Thrifts & Mortgage Finance	0.0	(A)	113,421

Investments, at Value	92.1		1,213,763,677
Short-Term Investments	7.9		103,670,318

Total Investments	100.0%		$1,317,433,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$113,479,089	$—	$113,479,089
Corporate Debt Securities	—	303,558,423	—	303,558,423
Foreign Government Obligations	—	7,743,394	—	7,743,394
Mortgage-Backed Securities	—	55,307,873	—	55,307,873
Municipal Government Obligations	—	440,736	—	440,736
U.S. Government Agency Obligations	—	226,053,576	—	226,053,576
U.S. Government Obligations	—	182,446,503	—	182,446,503
Common Stocks	208,044,838	60,863,793	—	268,908,631
Preferred Stocks	—	513,116	—	513,116
Investment Companies	54,973,265	—	—	54,973,265
Master Limited Partnership	333,344	—	—	333,344
Right	—	5,727	—	5,727
Short-Term U.S. Government Obligations	—	594,770	—	594,770
Securities Lending Collateral	49,012,486	—	—	49,012,486
Repurchase Agreement	—	54,063,062	—	54,063,062

Total Investments	$312,363,933	$1,005,070,062	$—	$1,317,433,995

Other Financial Instruments
Futures Contracts (O)	$575,133	$—	$—	$575,133

Total Other Financial Instruments	$575,133	$—	$—	$575,133

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(1,082,281)	$—	$—	$(1,082,281)

Total Other Financial Instruments	$(1,082,281)	$—	$—	$(1,082,281)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $124,182,649, representing 9.7% of the Portfolio’s net assets.
(D)	Illiquid security. Total aggregate value of illiquid securities is $3,003,246, representing 0.2% of the Portfolio’s net assets.
(E)	All or a portion of the security is on loan. The total value of all securities on loan is $47,931,363. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $5,882,193.
(I)	Non-income producing security.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(L)	Aggregate cost for federal income tax purposes is $1,326,428,220. Aggregate gross unrealized appreciation and depreciation for all securities is $26,735,682 and $35,729,907, respectively. Net unrealized depreciation for tax purposes is $8,994,225.
(M)	Cash in the amount of $157,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(N)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $1,271,081,374) (including securities loaned of $47,931,363)	$1,263,370,933
Repurchase agreement, at value (cost $54,063,062)	54,063,062
Cash	1,605,622
Cash on deposit with broker	157,000
Foreign currency, at value (cost $664,649)	656,195
Receivables:
Shares sold	1,030,367
Investments sold	299,038
Interest	4,430,356
Dividends	258,231
Tax reclaims	14,977
Net income from securities lending	22,080
Variation margin receivable	269,418
Litigation	23,745

Total assets	1,326,201,024

Liabilities:
Payables and other liabilities:
Shares redeemed	32,166
Investments purchased	338,162
When-issued, delayed-delivery, and forward commitment securities purchased	1,120,563
Investment advisory fees	726,355
Distribution and service fees	247,787
Administration fees	32,299
Transfer agent fees	2,961
Trustees, CCO and deferred compensation fees	4,021
Audit and tax fees	16,699
Custody fees	109,203
Legal fees	13,785
Printing and shareholder reports fees	175,539
Other	3,576
Collateral for securities on loan	49,012,486

Total liabilities	51,835,602

Net assets	$1,274,365,422

Net assets consist of:
Capital stock ($0.01 par value)	$885,657
Additional paid-in capital	1,267,933,601
Undistributed (distributions in excess of) net investment income (loss)	15,987,461
Accumulated net realized gain (loss)	(2,215,876)
Net unrealized appreciation (depreciation) on:
Investments	(7,710,441)
Futures contracts	(507,148)
Translation of assets and liabilities denominated in foreign currencies	(7,832)

Net assets	$1,274,365,422

Net assets by class:
Initial Class	$99,871,194
Service Class	1,174,494,228

Shares outstanding:
Initial Class	7,241,667
Service Class	81,324,010

Net asset value and offering price per share:
Initial Class	$13.79
Service Class	14.44

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$4,931,978
Interest income	22,480,311
Net income from securities lending	129,098
Withholding taxes on foreign income	(48,458)

Total investment income	27,492,929

Expenses:
Investment advisory fees	7,824,772
Distribution and service fees:
Service Class	2,625,584
Administration fees	314,559
Transfer agent fees	16,212
Trustees, CCO and deferred compensation fees	32,394
Audit and tax fees	28,876
Custody fees	617,627
Legal fees	73,834
Printing and shareholder reports fees	185,627
Other	36,131

Total expenses	11,755,616

Net investment income (loss)	15,737,313

Net realized gain (loss) on:
Investments	32,470,331
Distributions	235,030
Futures contracts	(232,059)
Foreign currency transactions	(126,527)

Net realized gain (loss)	32,346,775

Net change in unrealized appreciation (depreciation) on:
Investments	(53,002,521)
Futures contracts	(1,933,876)
Translation of assets and liabilities denominated in foreign currencies	8,362

Net change in unrealized appreciation (depreciation)	(54,928,035)

Net realized and change in unrealized gain (loss)	(22,581,260)

Net increase (decrease) in net assets resulting from operations	$(6,843,947)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$15,737,313	$11,648,417
Net realized gain (loss)	32,346,775	14,090,181
Net change in unrealized appreciation (depreciation)	(54,928,035)	24,505,978

Net increase (decrease) in net assets resulting from operations	(6,843,947)	50,244,576

Distributions to shareholders:
Net investment income:
Initial Class	(1,331,258)	(1,291,439)
Service Class	(11,992,259)	(6,736,296)

Total distributions from net investment income	(13,323,517)	(8,027,735)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,387,094	7,533,463
Service Class	300,952,008	262,223,453

	307,339,102	269,756,916

Dividends and distributions reinvested:
Initial Class	1,331,258	1,291,439
Service Class	11,992,259	6,736,296

	13,323,517	8,027,735

Cost of shares redeemed:
Initial Class	(20,500,487)	(14,791,764)
Service Class	(3,991,479)	(6,324,546)

	(24,491,966)	(21,116,310)

Net increase (decrease) in net assets resulting from capital share transactions	296,170,653	256,668,341

Net increase (decrease) in net assets	276,003,189	298,885,182

Net assets:
Beginning of year	998,362,233	699,477,051

End of year	$1,274,365,422	$998,362,233

Undistributed (distributions in excess of) net investment income (loss)	$15,987,461	$13,318,125

Capital share transactions - shares:
Shares issued:
Initial Class	459,121	555,120
Service Class	20,439,418	18,234,181

	20,898,539	18,789,301

Shares reinvested:
Initial Class	96,328	93,923
Service Class	828,195	467,150

	924,523	561,073

Shares redeemed:
Initial Class	(1,456,676)	(1,081,471)
Service Class	(271,803)	(443,298)

	(1,728,479)	(1,524,769)

Net increase (decrease) in shares outstanding:
Initial Class	(901,227)	(432,428)
Service Class	20,995,810	18,258,033

	20,094,583	17,825,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$14.00	$13.28	$12.73	$11.89	$11.69

Investment operations:
Net investment income (loss) (A) (B)	0.22	0.22	0.18	0.21	0.10
Net realized and unrealized gain (loss)	(0.24)	0.65	0.52	0.71	0.32

Total investment operations	(0.02)	0.87	0.70	0.92	0.42

Distributions:
Net investment income	(0.19)	(0.15)	(0.15)	(0.08)	(0.22)

Net asset value, end of year	$13.79	$14.00	$13.28	$12.73	$11.89

Total return (C)	(0.18)%	6.53%	5.51%	7.72%	3.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$99,871	$113,964	$113,899	$128,208	$135,804
Expenses to average net assets (D)	0.79%	0.80%	0.81%	0.85%	0.86%
Net investment income (loss) to average net assets (B)	1.58%	1.62%	1.39%	1.68%	0.87%
Portfolio turnover rate (E)	39%	26%	39%	35%	179%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$14.66	$13.92	$13.35	$12.49	$12.28

Investment operations:
Net investment income (loss) (A) (B)	0.20	0.20	0.16	0.19	0.18
Net realized and unrealized gain (loss)	(0.26)	0.67	0.54	0.74	0.24

Total investment operations	(0.06)	0.87	0.70	0.93	0.42

Distributions:
Net investment income	(0.16)	(0.13)	(0.13)	(0.07)	(0.21)

Net asset value, end of year	$14.44	$14.66	$13.92	$13.35	$12.49

Total return (C)	(0.40)%	6.28%	5.29%	7.47%	3.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,174,494	$884,398	$585,578	$322,980	$97,933
Expenses to average net assets (D)	1.04%	1.05%	1.06%	1.10%	1.11%
Net investment income (loss) to average net assets (B)	1.34%	1.39%	1.17%	1.47%	1.45%
Portfolio turnover rate (E)	39%	26%	39%	35%	179%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$9,602,074	$—	$—	$—	$9,602,074
U.S. Government Obligations	9,428,982	—	—	—	9,428,982
Common Stocks	29,981,430	—	—	—	29,981,430
Total Securities Lending Transactions	$49,012,486	$—	$—	$—	$49,012,486
Total Borrowings	$49,012,486	$—	$—	$—	$49,012,486
Gross amount of recognized liabilities for securities lending transactions					$49,012,486

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$102,295	$—	$472,838	$—	$—	$575,133
Total (C)	$102,295	$—	$472,838	$—	$—	$575,133

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(431,287)	$—	$(650,994)	$—	$—	$(1,082,281)
Total (C)	$(431,287)	$—	$(650,994)	$—	$—	$(1,082,281)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,928,592)	$—	$1,696,533	$—	$—	$(232,059)
Forward foreign currency contracts (A)	—	111,012	—	—	—	111,012
Total	$(1,928,592)	$111,012	$1,696,533	$—	$—	$(121,047)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,469,819)	$—	$(464,057)	$—	$—	$(1,933,876)
Total	$(1,469,819)	$—	$(464,057)	$—	$—	$(1,933,876)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Long	Short	Purchased	Sold	Cross Currency
55,815,192	(74,838,845)	$ 1,413,794	$ —	$ —

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.700%
Over $500 million up to $750 million	0.675%
Over $750 million	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 703,677,615	$ 65,288,784	$ 427,400,730	$ 38,187,953

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, futures contracts, straddle loss deferral, and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, corporate actions and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 255,540	$ (255,540)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2018
$ 39,854

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $30,734,739.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,323,517	$ —	$ —	$ 8,027,735	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,005,194	$ —	$ (39,854)	$ —	$ (550,089)	$ (9,869,087)

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

In 2015, large cap U.S. equities increased slightly. The Russell 1000® Index of large cap U.S. stocks increased by 0.92%. Small cap stocks, represented by the Russell 2000® Index, did not do as well, declining (4.41)%. Non-U.S. stocks also traded lower, with the MSCI All Country World Index ex-U.S. down (5.66)%. On the fixed income side, the Barclays U.S. Aggregate Bond Index of investment grade bonds rose by 0.55% for 2015.

2015 was a year of many market events and bouts of explosive volatility; but, in the end, returns were rather muted. The year started off on a positive note as the arrival of quantitative easing in Europe sparked a rally in risk assets and the dollar soared in anticipation of a fed funds hike. Markets quickly transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China, where bad economic numbers in August led to a third quarter sell-off that featured a historic explosion of volatility on August 24.

Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters worsened by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices threatened stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and the energy sector were hit hard at year end. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned (2.08)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned 1.38% and 0.69%, respectively.

STRATEGY REVIEW

The Portfolio invests primarily in exchange-traded funds that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the Portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for reduced gains in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to rising volatility and declines in the Portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as volatility falls and the NAV rises. This strategy works best during extended market declines. The Portfolio de-risked in October due to a sharp volatility spike mid-month. The move was short lived, as the market rebounded quickly and volatility stabilized, hurting performance slightly; the Portfolio was not fully invested during the rebound.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the relative performance in periods when the stock market is falling since put options tend to rise in price when the underlying index is falling, but it detracts when the stock market is rising (puts tend to fall when the underlying index is rising) or flat when options are typically positively correlated with volatility. The put strategy detracted over the year as stock markets rose.

The Portfolio should perform best in trending markets and likely would not do as well in sideways but volatile markets like we experienced in the second half of 2015.

During the period we used derivatives, which in aggregate detracted from performance.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(2.08)%	4.71%	05/01/2012
S&P 500® (A)	1.38%	13.31%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	0.69%	7.58%

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 50% Barclays Long Treasury Index, 40% Russell 1000® Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$982.50	$4.35	$1,020.80	$4.43	0.87%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	50.1%
U.S. Equity Funds	36.9
Repurchase Agreement	10.7
Securities Lending Collateral	10.1
International Equity Fund	4.1
Exchange-Traded Options Purchased	0.9
Net Other Assets (Liabilities)	(12.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 91.1%
International Equity Fund - 4.1%
iShares MSCI EAFE ETF (A)	851,207	$ 50,008,411

U.S. Equity Funds - 36.9%
iShares Core S&P 500 ETF	1,562,849	320,180,875
SPDR S&P 500 ETF Trust	392,957	80,120,003
Vanguard Small-Cap ETF	453,215	50,161,836

		450,462,714

U.S. Fixed Income Funds - 50.1%
iShares 20+ Year Treasury Bond ETF (A)	958,715	115,640,203
iShares Core U.S. Aggregate Bond ETF	906,125	97,870,561
Vanguard Total Bond Market ETF	4,921,343	397,447,661

		610,958,425

Total Exchange-Traded Funds (Cost $1,116,465,576)		1,111,429,550

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.9%
Put - S&P 500® Exercise Price $1,600.00 Expiration Date 12/16/2016	309	1,299,345
Put - S&P 500® Exercise Price $1,650.00 Expiration Date 12/16/2016	414	2,022,390
Put - S&P 500® Exercise Price $1,675.00 Expiration Date 12/16/2016	31	163,215
Put - S&P 500® Exercise Price $1,700.00 Expiration Date 12/16/2016	436	2,397,128
Put - S&P 500® Exercise Price $1,725.00 Expiration Date 12/16/2016	171	1,002,060
Put - S&P 500® Exercise Price $1,750.00 Expiration Date 12/16/2016	343	2,251,795
Put - S&P 500® Exercise Price $1,775.00 Expiration Date 12/16/2016	131	925,515

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $1,800.00 Expiration Date 12/16/2016	96	$ 686,400
Put - S&P 500® Exercise Price $1,825.00 Expiration Date 12/16/2016	46	375,590
Put - S&P 500® Exercise Price $1,850.00 Expiration Date 12/16/2016	36	315,900

Total Exchange-Traded Options Purchased (Cost $16,699,265)		11,439,338

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	122,746,056	122,746,056

Total Securities Lending Collateral (Cost $122,746,056)		122,746,056

	Principal	Value
REPURCHASE AGREEMENT - 10.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $130,655,581 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2017, and with a value of $133,268,850.	$ 130,655,145	130,655,145

Total Repurchase Agreement (Cost $130,655,145)		130,655,145

Total Investments (Cost $1,386,566,042) (C)		1,376,270,089
Net Other Assets (Liabilities) - (12.8)%		(155,839,249)

Net Assets - 100.0%		$ 1,220,430,840

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$1,111,429,550	$—	$—	$1,111,429,550
Exchange-Traded Options Purchased	11,439,338	—	—	11,439,338
Securities Lending Collateral	122,746,056	—	—	122,746,056
Repurchase Agreement	—	130,655,145	—	130,655,145

Total Investments	$1,245,614,944	$130,655,145	$—	$1,376,270,089

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $120,270,778. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $1,392,533,168. Aggregate gross unrealized appreciation and depreciation for all securities is $4,412,833 and $20,675,912, respectively. Net unrealized depreciation for tax purposes is $16,263,079.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $1,255,910,897) (including securities loaned of $120,270,778)	$1,245,614,944
Repurchase agreement, at value (cost $130,655,145)	130,655,145
Cash	2,463
Receivables:
Shares sold	150,711
Interest	109
Dividends	729,466
Net income from securities lending	106,673

Total assets	1,377,259,511

Liabilities:
Payables and other liabilities:
Shares redeemed	90
Investments purchased	33,137,410
Investment advisory fees	571,117
Distribution and service fees	257,576
Administration fees	30,909
Transfer agent fees	2,738
Trustees, CCO and deferred compensation fees	5,241
Audit and tax fees	13,585
Custody fees	17,622
Legal fees	11,228
Printing and shareholder reports fees	31,882
Other	3,217
Collateral for securities on loan	122,746,056

Total liabilities	156,828,671

Net assets	$1,220,430,840

Net assets consist of:
Capital stock ($0.01 par value)	$1,048,871
Additional paid-in capital	1,193,887,857
Undistributed (distributions in excess of) net investment income (loss)	14,181,603
Accumulated net realized gain (loss)	21,608,462
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(10,295,953)

Net assets	$1,220,430,840

Shares outstanding	104,887,092

Net asset value and offering price per share	$11.64

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$22,500,006
Interest income from repurchase agreements	10,159
Net income from securities lending	553,800

Total investment income	23,063,965

Expenses:
Investment advisory fees	5,725,931
Distribution and service fees	2,561,760
Administration fees	280,352
Transfer agent fees	14,356
Trustees, CCO and deferred compensation fees	30,475
Audit and tax fees	24,092
Custody fees	100,544
Legal fees	63,412
Printing and shareholder reports fees	44,237
Other	28,822

Total expenses	8,873,981

Net investment income (loss)	14,189,984

Net realized gain (loss) on:
Unaffiliated investments	20,627,302
Distributions from unaffiliated investments	307,064

Net realized gain (loss)	20,934,366

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(63,092,891)

Net change in unrealized appreciation (depreciation)	(63,092,891)

Net realized and change in unrealized gain (loss)	(42,158,525)

Net increase (decrease) in net assets resulting from operations	$(27,968,541)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$14,189,984	$9,421,555
Net realized gain (loss)	20,934,366	1,840,146
Net change in unrealized appreciation (depreciation)	(63,092,891)	35,943,601

Net increase (decrease) in net assets resulting from operations	(27,968,541)	47,205,302

Distributions to shareholders:
Net investment income	(9,420,704)	(3,791,217)

Capital share transactions:
Proceeds from shares sold	455,648,195	361,029,647
Dividends and distributions reinvested	9,420,704	3,791,217
Cost of shares redeemed	(5,326,279)	(3,646,075)

Net increase (decrease) in net assets resulting from capital share transactions	459,742,620	361,174,789

Net increase (decrease) in net assets	422,353,375	404,588,874

Net assets:
Beginning of year	798,077,465	393,488,591

End of year	$1,220,430,840	$798,077,465

Undistributed (distributions in excess of) net investment income (loss)	$14,181,603	$9,412,323

Capital share transactions - shares:
Shares issued	37,988,228	31,143,739
Shares reinvested	801,080	322,932
Shares redeemed	(445,996)	(308,107)

Net increase (decrease) in shares outstanding	38,343,312	31,158,564

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.99	$11.12	$10.19		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.17	0.19	0.19		0.17
Net realized and unrealized gain (loss)	(0.42)	0.75	0.76		0.02

Total investment operations	(0.25)	0.94	0.95		0.19

Distributions:
Net investment income	(0.10)	(0.07)	(0.02)		—
Net realized gains	—	—	(0.00	)(D)	—

Total distributions	(0.10)	(0.07)	(0.02)		—

Net asset value, end of period/year	$11.64	$11.99	$11.12		$10.19

Total return (E)	(2.08)%	8.48%	9.37%		1.90	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,220,431	$798,077	$393,489		$73,809
Expenses to average net assets (G)	0.87%	0.88%	0.90%		1.01	%(H)
Net investment income (loss) to average net assets (C)	1.38%	1.65%	1.74%		2.51	%(H)
Portfolio turnover rate (I)	57%	13%	2%		32	%(F)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$122,746,056	$—	$—	$—	$122,746,056
Total Borrowings	$122,746,056	$—	$—	$—	$122,746,056
Gross amount of recognized liabilities for securities lending transactions					$122,746,056

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$11,439,338	$—	$—	$11,439,338
Total (C)	$—	$—	$ 11,439,338	$—	$—	$ 11,439,338

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(3,445,406)	$—	$—	$(3,445,406)
Total	$—	$—	$(3,445,406)	$—	$—	$(3,445,406)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(3,191,286)	$—	$—	$(3,191,286)
Total	$—	$—	$(3,191,286)	$—	$—	$(3,191,286)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value
Calls	Puts
$ —	$ 8,535,337

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $350 million	0.58%
Over $350 million up to $750 million	0.56%
Over $750 million up to $1.5 billion	0.53%
Over $1.5 billion	0.51%

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.77%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 935,288,825	$ 560,782,948

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $233,181.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,420,704	$ —	$ —	$ 3,791,217	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,181,603	$ 27,832,206	$ —	$ —	$ (256,618)	$ (16,263,079)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 906,428	$ 69,551

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

In 2015, large cap U.S. equities increased slightly. The Russell 1000® Index of large cap U.S. stocks increased by 0.92%. Small cap stocks, represented by the Russell 2000® Index, did not do as well, declining (4.41)%. Non-U.S. stocks also traded lower, with the MSCI All Country World Index ex-U.S. down (5.66)%. On the fixed income side, the Barclays U.S. Aggregate Bond Index of investment grade bonds rose by 0.55% for 2015.

2015 was a year of many market events and bouts of explosive volatility; but, in the end, returns were rather muted. The year started off on a positive note as the arrival of quantitative easing in Europe sparked a rally in risk assets and the dollar soared in anticipation of a federal funds hike. Markets quickly transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China, where bad economic numbers in August led to a third quarter sell-off that featured a historic explosion of volatility on August 24.

Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters worsened by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices threatened stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and the energy sector were hit hard at year end. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned (2.95)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned 1.38% and 0.75%, respectively.

STRATEGY REVIEW

The Portfolio invests primarily in exchange-traded funds that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the Portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for reduced gains in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to rising volatility and declines in the Portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as volatility falls and the NAV rises. This strategy works best during extended market declines. The Portfolio de-risked in October due to a sharp volatility spike mid-month. The move was short lived, as the market rebounded quickly and volatility stabilized, hurting performance slightly; the Portfolio was not fully invested during the rebound.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the relative performance in periods when the stock market is falling since put options tend to rise in price when the underlying index is falling, but it detracts when the stock market is rising (puts tend to fall when the underlying index is rising) or flat when options are typically positively correlated with volatility. The put strategy detracted over the year as stock markets rose.

The Portfolio should perform best in trending markets and likely would not do as well in sideways but volatile markets like we experienced in the second half of 2015.

During the period we used derivatives, which in aggregate detracted from performance.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(2.95)%	5.82%	05/01/2012
S&P 500® (A)	1.38%	13.31%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	0.75%	9.56%

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Barclays Long Treasury Index, 9% Barclays U.S. Aggregate Bond Index, 7% MSCI EAFE Index, and 7% Russell 2000® Index.

(C) The Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(D) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$969.70	$4.47	$1,020.70	$4.58	0.90%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	51.8%
U.S. Fixed Income Funds	30.1
Repurchase Agreement	14.9
Securities Lending Collateral	6.9
International Equity Fund	5.7
Exchange-Traded Options Purchased	1.3
Net Other Assets (Liabilities)	(10.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 87.6%
International Equity Fund - 5.7%
iShares MSCI EAFE ETF (A)	582,184	$ 34,203,310

U.S. Equity Funds - 51.8%
iShares Core S&P 500 ETF	1,069,448	219,097,812
SPDR S&P 500 ETF Trust	268,909	54,827,856
Vanguard Small-Cap ETF	310,122	34,324,303

		308,249,971

U.S. Fixed Income Funds - 30.1%
iShares 20+ Year Treasury Bond ETF (A)	281,385	33,940,659
iShares Core U.S. Aggregate Bond ETF	269,261	29,082,880
Vanguard Total Bond Market ETF	1,439,946	116,290,039

		179,313,578

Total Exchange-Traded Funds (Cost $524,099,445)		521,766,859

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.3%
Put - S&P 500® Exercise Price $1,600.00 Expiration Date 12/16/2016	211	887,255
Put - S&P 500® Exercise Price $1,650.00 Expiration Date 12/16/2016	289	1,411,765
Put - S&P 500® Exercise Price $1,675.00 Expiration Date 12/16/2016	21	110,565
Put - S&P 500® Exercise Price $1,700.00 Expiration Date 12/16/2016	306	1,682,388
Put - S&P 500® Exercise Price $1,725.00 Expiration Date 12/16/2016	128	750,080
Put - S&P 500® Exercise Price $1,750.00 Expiration Date 12/16/2016	229	1,503,385
Put - S&P 500® Exercise Price $1,775.00 Expiration Date 12/16/2016	97	685,305

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $1,800.00 Expiration Date 12/16/2016	72	$ 514,800
Put - S&P 500® Exercise Price $1,825.00 Expiration Date 12/16/2016	26	212,290
Put - S&P 500® Exercise Price $1,850.00 Expiration Date 12/16/2016	30	263,250

Total Exchange-Traded Options Purchased (Cost $11,641,171)		8,021,083

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	41,300,442	41,300,442

Total Securities Lending Collateral (Cost $41,300,442)		41,300,442

	Principal	Value
REPURCHASE AGREEMENT - 14.9%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $88,538,205 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2017, and with a value of $90,308,900.	$ 88,537,910	88,537,910

Total Repurchase Agreement (Cost $88,537,910)		88,537,910

Total Investments (Cost $665,578,968) (C)		659,626,294
Net Other Assets (Liabilities) - (10.7)%		(63,982,884)

Net Assets - 100.0%		$ 595,643,410

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$521,766,859	$—	$—	$521,766,859
Exchange-Traded Options Purchased	8,021,083	—	—	8,021,083
Securities Lending Collateral	41,300,442	—	—	41,300,442
Repurchase Agreement	—	88,537,910	—	88,537,910

Total Investments	$571,088,384	$88,537,910	$—	$659,626,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $40,454,526. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $669,969,449. Aggregate gross unrealized appreciation and depreciation for all securities is $1,576,868 and $11,920,023, respectively. Net unrealized depreciation for tax purposes is $10,343,155.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $577,041,058) (including securities loaned of $40,454,526)	$571,088,384
Repurchase agreement, at value (cost $88,537,910)	88,537,910
Cash	804
Receivables:
Shares sold	243,739
Interest	74
Dividends	497,573
Net income from securities lending	40,433

Total assets	660,408,917

Liabilities:
Payables and other liabilities:
Shares redeemed	13
Investments purchased	22,982,034
Investment advisory fees	293,536
Distribution and service fees	125,950
Administration fees	15,114
Transfer agent fees	1,363
Trustees, CCO and deferred compensation fees	2,487
Audit and tax fees	12,667
Custody fees	9,436
Legal fees	5,381
Printing and shareholder reports fees	15,494
Other	1,590
Collateral for securities on loan	41,300,442

Total liabilities	64,765,507

Net assets	$595,643,410

Net assets consist of:
Capital stock ($0.01 par value)	$490,539
Additional paid-in capital	588,216,698
Undistributed (distributions in excess of) net investment income (loss)	6,175,839
Accumulated net realized gain (loss)	6,713,008
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,952,674)

Net assets	$595,643,410

Shares outstanding	49,053,927

Net asset value and offering price per share	$12.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$10,417,051
Interest income from repurchase agreements	3,520
Net income from securities lending	247,664

Total investment income	10,668,235

Expenses:
Investment advisory fees	2,927,559
Distribution and service fees	1,251,122
Administration fees	137,005
Transfer agent fees	7,075
Trustees, CCO and deferred compensation fees	14,900
Audit and tax fees	18,001
Custody fees	54,625
Legal fees	30,888
Printing and shareholder reports fees	22,967
Other	13,521

Total expenses	4,477,663

Net investment income (loss)	6,190,572

Net realized gain (loss) on:
Unaffiliated investments	7,510,506
Distributions from unaffiliated investments	89,468

Net realized gain (loss)	7,599,974

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(33,117,738)

Net change in unrealized appreciation (depreciation)	(33,117,738)

Net realized and change in unrealized gain (loss)	(25,517,764)

Net increase (decrease) in net assets resulting from operations	$(19,327,192)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$6,190,572	$3,487,277
Net realized gain (loss)	7,599,974	(416,467)
Net change in unrealized appreciation (depreciation)	(33,117,738)	15,939,945

Net increase (decrease) in net assets resulting from operations	(19,327,192)	19,010,755

Distributions to shareholders:
Net investment income	(3,481,738)	(1,351,440)

Capital share transactions:
Proceeds from shares sold	288,095,689	160,016,149
Dividends and distributions reinvested	3,481,738	1,351,440
Cost of shares redeemed	(12,510,257)	(4,291,522)

Net increase (decrease) in net assets resulting from capital share transactions	279,067,170	157,076,067

Net increase (decrease) in net assets	256,258,240	174,735,382

Net assets:
Beginning of year	339,385,170	164,649,788

End of year	$595,643,410	$339,385,170

Undistributed (distributions in excess of) net investment income (loss)	$6,175,839	$3,467,005

Capital share transactions - shares:
Shares issued	22,822,068	13,128,030
Shares reinvested	283,992	109,428
Shares redeemed	(1,009,654)	(346,982)

Net increase (decrease) in shares outstanding	22,096,406	12,890,476

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$12.59	$11.70	$10.14		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.15	0.18	0.18		0.16
Net realized and unrealized gain (loss)	(0.52)	0.78	1.40		(0.02)

Total investment operations	(0.37)	0.96	1.58		0.14

Distributions:
Net investment income	(0.08)	(0.07)	(0.02)		—
Net realized gains	—	—	(0.00	)(D)	—

Total distributions	(0.08)	(0.07)	(0.02)		—

Net asset value, end of period/year	$12.14	$12.59	$11.70		$10.14

Total return (E)	(2.95)%	8.18%	15.61%		1.40	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$595,643	$339,385	$164,650		$22,999
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.89%	0.92%	0.94%		1.31	%(H)
Including waiver and/or reimbursement and recapture	0.89%	0.92%	0.96%		1.04	%(H)
Net investment income (loss) to average net assets (B)	1.24%	1.48%	1.62%		2.46	%(H)
Portfolio turnover rate (I)	80%	9%	3%		54	%(F)

(A)	Commenced operations on May 1, 2012.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$41,300,442	$—	$—	$—	$41,300,442
Total Borrowings	$41,300,442	$—	$—	$—	$41,300,442
Gross amount of recognized liabilities for securities lending transactions					$ 41,300,442

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$8,021,083	$—	$—	$8,021,083
Total (C)	$—	$—	$8,021,083	$—	$—	$8,021,083

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(2,045,288)	$—	$—	$(2,045,288)
Total	$—	$—	$(2,045,288)	$—	$—	$(2,045,288)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(2,477,935)	$—	$—	$(2,477,935)
Total	$—	$—	$(2,477,935)	$—	$—	$(2,477,935)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value
Calls	Puts
$ —	$ 5,968,216

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.60%
Over $250 million up to $750 million	0.57%
Over $750 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.53%
Over $1.5 billion	0.52%

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.79%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 597,204,769	$ 375,355,772

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, option contracts, organizational expenses, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $1,756,992.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,481,738	$ —	$ —	$ 1,351,440	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,186,606	$ 11,362,170	$ —	$ —	$ (269,448)	$ (10,343,155)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 625,994	$ 47,577

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

It was a challenging year for global markets as volatility reasserted itself with authority in 2015. Equity returns were mostly negative across the global markets, although the U.S. managed to finish right around breakeven with a return of 0.48% as measured by the Russell 3000® Index. The MSCI All Country World Index ex-U.S., which represents the broad international equity market, returned roughly (5.66)% for the year. Fixed income returns also turned in a relatively meager return of 0.55% as measured by the Barclays U.S. Aggregate Bond Index. The watershed event of the year was the mid-August decision by the Chinese authorities to proactively devalue their currency, the yuan. Global markets were taken by surprise and a significant global equity sell-off soon ensued. The equity markets appeared to regain their footing with a strong rally in October. However, the rally faded into year-end as investors turned their focus toward a challenging backdrop for earnings growth and the U.S. Federal Reserve’s first interest rate increase in nearly a decade.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Madison Balanced Allocation VP, Service Class returned (0.73)%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark, returned 0.55%, 0.48%, and 0.53%, respectively.

STRATEGY REVIEW

As mentioned above, positive returns were very hard to come by this year. While disappointed with the negative absolute return, we were very pleased at how the Portfolio held up relative to peers, which were more challenged as evidenced by the Morningstar Insurance Fund Conservative Allocation category average return of (1.13)%. The Portfolio was well served by our relatively cautious stance on risk taking during the year. We became concerned about the overall investing environment during the second half of 2014. At the time, yields in the below investment grade bond market were increasing at an alarming rate. Historically, this has been a sign of future trouble for stocks, and gave us an early signal that caution was warranted. Throughout 2015, more signs of stress appeared as more and more stocks began falling while the overall U.S. market was being held up by a select few very large companies. By the middle of the year, we began raising the Portfolio’s cash position based on the growing number of noteworthy divergences we were seeing. The move proved to be beneficial as the market succumbed to the multiple stress points and corrected by late summer.

Other factors that positively impacted performance included a bias for larger capitalization stock funds, strong relative performance from our international equity position, a tilt toward growth equities, and the lack of any emerging markets exposure. Large capitalization stocks in the U.S. were able to turn in a positive return for the year while small and mid-cap stocks finished with negative returns. Our international equity position was also positive, compared to the negative return for the Index. Growth equities outperformed based on a larger percentage of the style being focused on the outperforming technology, health care and consumer discretionary sectors. Value equities were held back due to a larger portion of the style being invested in the underperforming energy and materials sectors. Emerging markets stocks declined by (14.92)% in 2015, as measured by the MSCI Emerging Markets Index, and the Portfolio’s avoidance of this asset class provided a large benefit relative to our peers.

Negatively impacting performance was the relative underperformance of few of the Portfolio’s underlying bond and equity positions. Within fixed income, the Portfolio was hurt by our corporate bond focused position, which had a negative return for the year. This position was materially reduced over the course of the year. Within equities, our value style position experienced a decline significant enough to neutralize the benefit of our overall growth style bias.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(0.73)%	4.96%	05/01/2011
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.11%
Russell 3000® Index (B)	0.48%	10.90%
Transamerica Madison Balanced Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	0.53%	6.29%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: 50% Barclays U.S. Aggregate Bond Index, 38% Russell 1000® Index, 10% MSCI World Index ex-U.S., and 2% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$983.30	$2.35	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.9%
U.S. Equity Funds	37.0
International Equity Fund	10.9
Repurchase Agreement	2.7
U.S. Alternative Fund	1.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 97.4%
International Equity Fund - 10.9%
Madison International Stock Fund (A)	856,671	$ 10,768,351

U.S. Alternative Fund - 1.6%
Madison Covered Call & Equity Income Fund (A)	173,754	1,563,783

U.S. Equity Funds - 37.0%
Madison Investors Fund (A)	166,536	3,007,640
Madison Large Cap Growth Fund (A)	439,603	8,233,759
Madison Large Cap Value Fund (A)	554,750	8,038,325
Transamerica JPMorgan Enhanced Index VP (B)	561,338	9,503,449
Transamerica Systematic Small/Mid Cap Value VP (B)	400,773	7,678,814

		36,461,987

U.S. Fixed Income Funds - 47.9%
Madison Core Bond Fund (A)	2,031,066	20,026,309
Transamerica Bond (C)	163,468	1,453,232
Transamerica Core Bond (C)	1,831,643	18,151,579
Transamerica PIMCO Total Return VP (B)	440,135	4,889,904
Transamerica Short-Term Bond (C)	266,208	2,640,783

		47,161,807

Total Investment Companies (Cost $102,466,930)		95,955,928

	Principal	Value
REPURCHASE AGREEMENT - 2.7%

State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $2,659,563 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.75%, due 01/15/2017, and with a value of $2,716,775.

	$ 2,659,554	$ 2,659,554

Total Repurchase Agreement (Cost $2,659,554)		2,659,554

Total Investments (Cost $105,126,484) (E)		98,615,482
Net Other Assets (Liabilities) - (0.1)%		(57,324)

Net Assets - 100.0%		$ 98,558,158

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$95,955,928	$—	$—	$95,955,928
Repurchase Agreement	—	2,659,554	—	2,659,554

Total Investments	$95,955,928	$2,659,554	$—	$98,615,482

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $106,276,803. Net unrealized depreciation for tax purposes is $7,661,321.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $45,981,901)	$44,317,761
Unaffiliated investments, at value (cost $56,485,029)	51,638,167
Repurchase agreement, at value (cost $2,659,554)	2,659,554
Receivables:
Interest	2
Dividends	1,276

Total assets	98,616,760

Liabilities:
Payables and other liabilities:
Shares redeemed	4,803
Investment advisory fees	12,493
Distribution and service fees	20,821
Administration fees	2,499
Transfer agent fees	243
Trustees, CCO and deferred compensation fees	187
Audit and tax fees	10,793
Custody fees	2,472
Legal fees	1,251
Printing and shareholder reports fees	2,740
Other	300

Total liabilities	58,602

Net assets	$98,558,158

Net assets consist of:
Capital stock ($0.01 par value)	$93,996
Additional paid-in capital	101,954,230
Undistributed (distributions in excess of) net investment income (loss)	1,889,389
Accumulated net realized gain (loss)	1,131,545
Net unrealized appreciation (depreciation) on:
Affiliated investments	(1,664,140)
Unaffiliated investments	(4,846,862)

Net assets	$98,558,158

Shares outstanding	9,399,588

Net asset value and offering price per share	$10.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$1,363,377
Dividend income from unaffiliated investments	985,060
Interest income from repurchase agreements	123

Total investment income	2,348,560

Expenses:
Investment advisory fees	146,070
Distribution and service fees	243,450
Administration fees	26,387
Transfer agent fees	1,363
Trustees, CCO and deferred compensation fees	2,552
Audit and tax fees	12,468
Custody fees	12,236
Legal fees	6,388
Printing and shareholder reports fees	5,053
Other	2,627

Total expenses	458,594

Net investment income (loss)	1,889,966

Net realized gain (loss) on:
Affiliated investments	(537,098)
Unaffiliated investments	(1,361,935)
Distributions received from affiliated investments	1,048,267
Distributions received from unaffiliated investments	2,864,592

Net realized gain (loss)	2,013,826

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(1,885,156)
Unaffiliated investments	(2,870,837)

Net change in unrealized appreciation (depreciation)	(4,755,993)

Net realized and change in unrealized gain (loss)	(2,742,167)

Net increase (decrease) in net assets resulting from operations	$(852,201)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$1,889,966	$1,784,712
Net realized gain (loss)	2,013,826	6,114,950
Net change in unrealized appreciation (depreciation)	(4,755,993)	(3,367,228)

Net increase (decrease) in net assets resulting from operations	(852,201)	4,532,434

Distributions to shareholders:
Net investment income	(1,782,986)	(565,179)
Net realized gains	(6,486,117)	(3,999,113)

Total distributions to shareholders	(8,269,103)	(4,564,292)

Capital share transactions:
Proceeds from shares sold	7,949,045	27,364,693
Dividends and distributions reinvested	8,269,103	4,564,292
Cost of shares redeemed	(3,380,147)	(1,613,635)

Net increase (decrease) in net assets resulting from capital share transactions	12,838,001	30,315,350

Net increase (decrease) in net assets	3,716,697	30,283,492

Net assets:
Beginning of year	94,841,461	64,557,969

End of year	$98,558,158	$94,841,461

Undistributed (distributions in excess of) net investment income (loss)	$1,889,389	$1,782,524

Capital share transactions - shares:
Shares issued	706,478	2,343,583
Shares reinvested	792,819	397,241
Shares redeemed	(300,475)	(139,720)

Net increase (decrease) in shares outstanding	1,198,822	2,601,104

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.56	$11.53	$10.45	$9.73	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.22	0.26	0.14	0.25	0.28
Net realized and unrealized gain (loss)	(0.31)	0.40	1.22	0.57	(0.55)

Total investment operations	(0.09)	0.66	1.36	0.82	(0.27)

Distributions:
Net investment income	(0.21)	(0.08)	(0.11)	(0.05)	—
Net realized gains	(0.77)	(0.55)	(0.17)	(0.05)	—

Total distributions	(0.98)	(0.63)	(0.28)	(0.10)	—

Net asset value, end of period/year	$10.49	$11.56	$11.53	$10.45	$9.73

Total return (D)	(0.73)%	5.74%	13.24%	8.41%	(2.70	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$98,558	$94,841	$64,558	$29,088	$10,975
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.47%	0.49%	0.52%	0.62%	1.28	%(G)
Including waiver and/or reimbursement and recapture	0.47%	0.49%	0.58%	0.60%	0.60	%(G)
Net investment income (loss) to average net assets (C)	1.94%	2.19%	1.28%	2.41%	4.37	%(G)
Portfolio turnover rate (H)	60%	131%	139%	56%	21	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2015, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2015	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$2,995,632	$4,680,804	$(5,781,570)	$(418,012)	$(23,622)	$1,453,232	$186,249	$79,193
Transamerica Core Bond	13,972,556	9,554,664	(5,116,970)	(8,151)	(250,520)	18,151,579	450,087	—
Transamerica JPMorgan Enhanced Index VP	10,361,473	6,914,336	(7,403,644)	129,541	(498,257)	9,503,449	197,542	357,356
Transamerica PIMCO Total Return VP	3,815,751	5,726,445	(4,424,638)	15,075	(242,729)	4,889,904	156,531	59,081
Transamerica Short-Term Bond	—	6,446,186	(3,728,723)	(33,744)	(42,936)	2,640,783	59,509	—
Transamerica Systematic Small/Mid Cap Value VP	4,751,346	8,298,229	(4,321,862)	(221,807)	(827,092)	7,678,814	313,459	552,637

Total	$35,896,758	$41,620,664	$(30,777,407)	$(537,098)	$(1,885,156)	$44,317,761	$1,363,377	$1,048,267

Investment advisory fees: The Portfolio pays advisory fees to TAM at an annual rate of 0.15% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 59,389,340	$ 57,455,172

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (115)	$ 116

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,257,385	$ 4,011,718	$ —	$ 3,103,399	$ 1,460,893	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,889,389	$ 2,281,864	$ —	$ —	$ —	$ (7,661,321)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,011,718 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 110,927	$ 25,255

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

It was a challenging year for global markets as volatility reasserted itself with authority in 2015. Equity returns were mostly negative across the global markets, although the U.S. managed to finish right around breakeven with a return of 0.48% as measured by the Russell 3000® Index. The MSCI All Country World Index ex-U.S., which represents the broad international equity market, returned roughly (5.66)% for the year. Fixed income returns also turned in a relatively meager return of 0.55% as measured by the Barclays U.S. Aggregate Bond Index. The watershed event of the year was the mid-August decision by the Chinese authorities to proactively devalue their currency, the yuan. Global markets were taken by surprise and a significant global equity sell-off soon ensued. The equity markets appeared to regain their footing with a strong rally in October. However, the rally faded into year-end as investors turned their focus toward a challenging backdrop for earnings growth and the U.S. Federal Reserve’s first interest rate increase in nearly a decade.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Madison Conservative Allocation VP, Service Class returned (0.75)%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark, returned 0.55%, 0.48%, and

0.74%, respectively.

STRATEGY REVIEW

As mentioned above, positive returns were very hard to come by this year. While disappointed with the negative absolute return, we were very pleased at how the Portfolio held up relative to peers, which were more challenged as evidenced by the Morningstar Insurance Fund Conservative Allocation category average return of (1.13)%. The Portfolio was well served by our relatively cautious stance on risk taking during the year. We became concerned about the overall investing environment during the second half of 2014. At the time, yields in the below investment grade bond market were increasing at an alarming rate. Historically, this has been a sign of future trouble for stocks, and gave us an early signal that caution was warranted. Throughout 2015, more signs of stress appeared as more and more stocks began falling while the overall U.S. market was being held up by a select few very large companies. By the middle of the year, we began raising the Portfolio’s cash position based on the growing number of noteworthy divergences we were seeing. The move proved to be beneficial as the market succumbed to the multiple stress points and corrected by late summer.

Other factors that positively impacted performance included a bias for larger capitalization stock funds, strong relative performance from our international equity position, a tilt toward growth equities, and the lack of any emerging markets exposure. Large capitalization stocks in the U.S. were able to turn in a positive return for the year while small and mid-cap stocks finished with negative returns. Our international equity position was also positive, compared to the negative return for the Index. Growth equities outperformed based on a larger percentage of the style being focused on the outperforming technology, health care and consumer discretionary sectors. Value equities were held back due to a larger portion of the style being invested in the underperforming energy and materials sectors. Emerging markets stocks declined by (14.92)% in 2015, as measured by the MSCI Emerging Markets Index, and the Portfolio’s avoidance of this asset class provided a large benefit relative to our peers.

Negatively impacting performance was the relative underperformance of few of the Portfolio’s underlying bond and equity positions. Within fixed income, the Portfolio was hurt by our corporate bond focused position, which had a negative return for the year. This position was materially reduced over the course of the year. Within equities, our value style position experienced a decline significant enough to neutralize the benefit of our overall growth style bias.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(0.75)%	3.57%	05/01/2011
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.11%
Russell 3000® Index (B)	0.48%	10.90%
Transamerica Madison Conservative Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	0.74%	5.12%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: 70% Barclays U.S. Aggregate Bond Index, 23% Russell 1000® Index, 6% MSCI EAFE Index and 1% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$988.00	$2.36	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	69.5%
U.S. Equity Funds	21.1
International Equity Fund	6.3
Repurchase Agreement	1.9
U.S. Alternative Fund	1.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 98.2%
International Equity Fund - 6.3%
Madison International Stock Fund (A)	368,120	$ 4,627,268

U.S. Alternative Fund - 1.3%
Madison Covered Call & Equity Income Fund (A)	108,076	972,685

U.S. Equity Funds - 21.1%
Madison Investors Fund (A)	85,554	1,545,113
Madison Large Cap Growth Fund (A)	163,725	3,066,564
Madison Large Cap Value Fund (A)	232,289	3,365,861
Transamerica JPMorgan Enhanced Index VP (B)	287,012	4,859,112
Transamerica Systematic Small/Mid Cap Value VP (B)	144,832	2,774,978

		15,611,628

U.S. Fixed Income Funds - 69.5%
Madison Core Bond Fund (A)	1,864,604	18,384,996
Madison High Quality Bond Fund (A)	231,847	2,534,090
Transamerica Bond (C)	216,771	1,927,098
Transamerica Core Bond (C)	1,853,333	18,366,532
Transamerica PIMCO Total Return VP (B)	550,823	6,119,646
Transamerica Short-Term Bond (C)	421,234	4,178,644

		51,511,006

Total Investment Companies (Cost $75,925,185)		72,722,587

	Principal	Value
REPURCHASE AGREEMENT - 1.9%

State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $1,423,509 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $1,453,625.

	$ 1,423,504	$ 1,423,504

Total Repurchase Agreement (Cost $1,423,504)		1,423,504

Total Investments (Cost $77,348,689) (E)		74,146,091
Net Other Assets (Liabilities) - (0.1)%		(49,809)

Net Assets - 100.0%		$ 74,096,282

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$72,722,587	$—	$—	$72,722,587
Repurchase Agreement	—	1,423,504	—	1,423,504

Total Investments	$72,722,587	$1,423,504	$—	$74,146,091

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $78,766,397. Aggregate gross unrealized appreciation and depreciation for all securities is $47,220 and $4,667,526, respectively. Net unrealized depreciation for tax purposes is $4,620,306.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $39,298,529)	$38,226,010
Unaffiliated investments, at value (cost $36,626,656)	34,496,577
Repurchase agreement, at value (cost $1,423,504)	1,423,504
Receivables:
Interest	1
Dividends	2,019

Total assets	74,148,111

Liabilities:
Payables and other liabilities:
Shares redeemed	7,700
Investment advisory fees	9,571
Distribution and service fees	15,952
Administration fees	1,914
Transfer agent fees	187
Trustees, CCO and deferred compensation fees	148
Audit and tax fees	10,698
Custody fees	2,383
Legal fees	960
Printing and shareholder reports fees	2,084
Other	232

Total liabilities	51,829

Net assets	$74,096,282

Net assets consist of:
Capital stock ($0.01 par value)	$72,588
Additional paid-in capital	76,541,421
Undistributed (distributions in excess of) net investment income (loss)	1,541,289
Accumulated net realized gain (loss)	(856,418)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(1,072,519)
Unaffiliated investments	(2,130,079)

Net assets	$74,096,282

Shares outstanding	7,258,812

Net asset value and offering price per share	$10.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$1,144,948
Dividend income from unaffiliated investments	754,724
Interest income from repurchase agreements	96

Total investment income	1,899,768

Expenses:
Investment advisory fees	112,386
Distribution and service fees	187,310
Administration fees	20,312
Transfer agent fees	1,040
Trustees, CCO and deferred compensation fees	1,967
Audit and tax fees	12,152
Custody fees	12,399
Legal fees	4,907
Printing and shareholder reports fees	3,198
Other	2,145

Total expenses	357,816

Net investment income (loss)	1,541,952

Net realized gain (loss) on:
Affiliated investments	(496,624)
Unaffiliated investments	(1,130,396)
Distributions received from affiliated investments	527,453
Distributions received from unaffiliated investments	1,252,113

Net realized gain (loss)	152,546

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(1,110,575)
Unaffiliated investments	(1,095,260)

Net change in unrealized appreciation (depreciation)	(2,205,835)

Net realized and change in unrealized gain (loss)	(2,053,289)

Net increase (decrease) in net assets resulting from operations	$(511,337)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$1,541,952	$1,289,488
Net realized gain (loss)	152,546	3,462,193
Net change in unrealized appreciation (depreciation)	(2,205,835)	(1,585,547)

Net increase (decrease) in net assets resulting from operations	(511,337)	3,166,134

Distributions to shareholders:
Net investment income	(1,287,137)	(930,152)
Net realized gains	(3,245,703)	(2,976,614)

Total distributions to shareholders	(4,532,840)	(3,906,766)

Capital share transactions:
Proceeds from shares sold	8,058,931	13,105,718
Dividends and distributions reinvested	4,532,840	3,906,766
Cost of shares redeemed	(8,131,282)	(5,681,842)

Net increase (decrease) in net assets resulting from capital share transactions	4,460,489	11,330,642

Net increase (decrease) in net assets	(583,688)	10,590,010

Net assets:
Beginning of year	74,679,970	64,089,960

End of year	$74,096,282	$74,679,970

Undistributed (distributions in excess of) net investment income (loss)	$1,541,289	$1,286,981

Capital share transactions - shares:
Shares issued	746,165	1,177,466
Shares reinvested	443,526	358,090
Shares redeemed	(757,025)	(515,459)

Net increase (decrease) in shares outstanding	432,666	1,020,097

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(A)
Net asset value, beginning of period/year	$10.94	$11.04	$10.55	$9.97	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.22	0.20	0.20	0.33	0.25
Net realized and unrealized gain (loss)	(0.29)	0.32	0.50	0.31	(0.28)

Total investment operations	(0.07)	0.52	0.70	0.64	(0.03)

Distributions:
Net investment income	(0.19)	(0.15)	(0.12)	(0.04)	—
Net realized gains	(0.47)	(0.47)	(0.09)	(0.02)	—

Total distributions	(0.66)	(0.62)	(0.21)	(0.06)	—

Net asset value, end of period/year	$10.21	$10.94	$11.04	$10.55	$9.97

Total return (D)	(0.66)%	4.76%	6.76%	6.43%	(0.30	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$74,096	$74,680	$64,090	$35,531	$8,159
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.48%	0.49%	0.51%	0.62%	1.32	%(G)
Including waiver and/or reimbursement and recapture	0.48%	0.49%	0.56%	0.60%	0.60	%(G)
Net investment income (loss) to average net assets (C)	2.06%	1.84%	1.87%	3.10%	3.79	%(G)
Portfolio turnover rate (H)	68%	128%	141%	50%	30	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2015, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2015	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$3,842,151	$3,859,736	$(5,307,252)	$(341,517)	$(126,020)	$1,927,098	$201,648	$105,016
Transamerica Core Bond	12,487,086	10,419,966	(4,249,735)	(5,940)	(284,845)	18,366,532	464,076	—
Transamerica JPMorgan Enhanced Index VP	5,765,788	4,588,512	(5,340,488)	6,464	(161,164)	4,859,112	88,090	159,357
Transamerica PIMCO Total Return VP	5,239,061	5,109,905	(3,945,273)	13,184	(297,231)	6,119,646	213,655	80,641
Transamerica Short-Term Bond	—	7,117,808	(2,840,656)	(23,375)	(75,133)	4,178,644	73,998	—
Transamerica Systematic Small/Mid Cap Value VP	1,491,461	4,628,989	(3,033,850)	(145,440)	(166,182)	2,774,978	103,481	182,439

Total	$28,825,547	$35,724,916	$(24,717,254)	$(496,624)	$(1,110,575)	$38,226,010	$1,144,948	$527,453

Investment advisory fees: The Portfolio pays advisory fees to TAM at an annual rate of 0.15% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 50,283,361	$ 51,688,243

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (507)	$ 508

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,130,817	$ 1,402,023	$ —	$ 2,910,949	$ 995,817	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,541,289	$ 561,290	$ —	$ —	$ —	$ (4,620,306)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,402,023 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows

Foreign Source Income	Foreign Taxes
$ 49,469	$ 11,263

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

It was a challenging year for global markets as volatility reasserted itself with authority in 2015. Equity returns were mostly negative across the global markets, although the U.S. managed to finish right around breakeven with a return of 0.48% as measured by the Russell 3000® Index. The MSCI All Country World Index ex-U.S., which represents the broad international equity market, lost roughly 5.66% for the year. Fixed income returns also turned in a relatively meager return of 0.55% as measured by the Barclays U.S. Aggregate Bond Index.

The watershed event of the year was the mid-August decision by the Chinese authorities to proactively devalue their currency, the yuan. Global markets were taken by surprise and a significant global equity sell-off soon ensued. The equity markets appeared to regain their footing with a strong rally in October. However, the rally faded into year-end as investors turned their focus toward a challenging backdrop for earnings growth and the U.S. Federal Reserve’s first interest rate increase in nearly a decade.

As we ended the year, questions remained regarding global growth and the eventual path of the federal funds rate. Despite the choppy markets in 2015, the economy remained resilient, as both financial conditions and employment markets continued to improve. Our economy, while not growing at an above-trend pace, clearly has stabilized, in our view.

PERFORMANCE

For year ended December 31, 2015, Transamerica Madison Diversified Income VP, Service Class returned 0.15%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 0.55%, 0.92%, and 0.92%, respectively.

STRATEGY REVIEW

During the period, the fixed income portion of the Portfolio remained conservatively positioned in average maturity, as we expected interest rates to gradually increase as the Federal Open Market Committee (“FOMC”) began normalizing monetary policy. Within the Portfolio, we continued to overweight investment grade credit while underweighting the government/agency and mortgage sectors relative to the index. While our credit holdings provided additional yield, they were an overall detractor, as credit spreads widened. Our positive view on investment grade credit resulted from stable domestic economic growth and earnings as well as improved corporate balance sheet data. Within the credit sector we were neutral in financials and utilities, underweight energy and overweight industrials. Yield curve positioning was also a detractor.

In the equity sleeve, sector allocation was negative, but stock selection contributed. In terms of sector allocation, an overweight in consumer staples added to relative performance. However, underweights in technology and consumer discretionary negatively impacted results. Our holdings contributed in industrials, consumer discretionary, financial and energy sectors, while our holdings in health care and consumer staples detracted the most.

Within industrials, aerospace and defense company Boeing Co. contributed, along with industrial conglomerate General Electric Co. In consumer discretionary, McDonald’s Corp. and Home Depot, Inc. were notable outperforming stocks, while insurance firm Travelers Cos., Inc. was the best performing stock in financials. On the negative side, drug manufacturers Baxter International, Inc. (no longer held at year end) and Merck & Co., Inc. detracted from returns, while consumer staples holding Walmart Stores, Inc. and Procter & Gamble Co. struggled with weak same-store sales and volumes.

John Brown, CFA

Paul Lefurgey, CFA

Chris Nisbet, CFA

Drew Justman, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	0.15%	4.89%	5/1/2011
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.11%
Russell 1000® Index (B)	0.92%	11.21%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	0.92%	6.49%

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Barclays U.S. Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an under valued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,013.10	$5.53	$1,019.70	$5.55	1.09%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	40.3%
U.S. Government Obligations	22.5
Corporate Debt Securities	21.9
U.S. Government Agency Obligations	9.3
Securities Lending Collateral	8.8
Repurchase Agreement	2.3
Municipal Government Obligations	1.8
Asset-Backed Securities	1.5
Mortgage-Backed Security	0.2
Net Other Assets (Liabilities)	(8.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 40.3%
Aerospace & Defense - 2.2%
Boeing Co.	10,062	$ 1,454,865
United Technologies Corp.	10,057	966,176

		2,421,041

Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B	14,153	1,361,943

Banks - 3.0%
BB&T Corp.	18,375	694,759
US Bancorp	28,081	1,198,216
Wells Fargo & Co.	25,002	1,359,109

		3,252,084

Beverages - 1.8%
Coca-Cola Co.	25,651	1,101,967
PepsiCo, Inc.	8,558	855,115

		1,957,082

Biotechnology - 0.7%
Amgen, Inc.	4,493	729,349

Capital Markets - 0.5%
Northern Trust Corp. (A)	8,108	584,506

Chemicals - 0.8%
Praxair, Inc. (A)	8,070	826,368

Commercial Services & Supplies - 0.8%
Waste Management, Inc.	15,984	853,066

Communications Equipment - 0.5%
Cisco Systems, Inc.	19,400	526,807

Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	29,465	1,361,872

Electric Utilities - 1.0%
Duke Energy Corp.	15,110	1,078,703

Energy Equipment & Services - 0.6%
Schlumberger, Ltd.	9,103	634,934

Food Products - 4.5%
General Mills, Inc. (A)	18,820	1,085,161
Hershey Co. (A)	5,500	490,985
J.M. Smucker, Co. (A)	11,259	1,388,685
Mondelez International, Inc., Class A (A)	19,390	869,448
Nestle SA, ADR	14,760	1,098,439

		4,932,718

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	12,021	924,655

Hotels, Restaurants & Leisure - 2.0%
McDonald’s Corp.	18,371	2,170,350

Household Products - 1.5%
Procter & Gamble Co.	20,300	1,612,023

Industrial Conglomerates - 2.0%
3M Co.	3,041	458,096
General Electric Co. (A)	54,950	1,711,693

		2,169,789

Insurance - 2.4%
MetLife, Inc.	13,395	645,773
Travelers Cos., Inc.	17,700	1,997,622

		2,643,395

	Shares	Value
COMMON STOCKS (continued)
IT Services - 1.9%
Accenture PLC, Class A	15,025	$ 1,570,112
Automatic Data Processing, Inc.	5,965	505,355

		2,075,467

Media - 0.6%
Omnicom Group, Inc. (A)	9,355	707,799

Oil, Gas & Consumable Fuels - 2.2%
Chevron Corp.	9,791	880,799
Exxon Mobil Corp.	15,218	1,186,243
Occidental Petroleum Corp.	4,979	336,630

		2,403,672

Pharmaceuticals - 3.7%
Johnson & Johnson	15,051	1,546,039
Merck & Co., Inc.	18,471	975,638
Pfizer, Inc.	49,388	1,594,245

		4,115,922

Semiconductors & Semiconductor Equipment - 1.6%
Linear Technology Corp. (A)	19,016	807,609
Texas Instruments, Inc. (A)	17,760	973,426

		1,781,035

Software - 1.4%
Microsoft Corp.	27,270	1,512,940

Specialty Retail - 1.4%
Home Depot, Inc.	11,580	1,531,455

Total Common Stocks (Cost $38,346,134)		44,168,975

	Principal	Value
ASSET-BACKED SECURITIES - 1.5%
Ally Master Owner Trust
Series 2014-4, Class A2
1.43%, 06/17/2019	$ 225,000	224,193
CarMax Auto Owner Trust
Series 2015-1, Class A2
0.88%, 03/15/2018	183,859	183,724
CNH Equipment Trust
Series 2014-A, Class A3
0.84%, 05/15/2019	157,223	156,687
Ford Credit Auto Owner Trust
Series 2014-A, Class A3
0.79%, 05/15/2018	152,791	152,639
Mercedes-Benz Auto Lease Trust
Series 2014-A, Class A4
0.90%, 12/16/2019	325,000	324,718
Santander Drive Auto Receivables Trust
Series 2013-3, Class B
1.19%, 05/15/2018	87,982	87,948
Series 2013-5, Class C
2.25%, 06/17/2019	250,000	250,892
Volkswagen Auto Lease Trust
Series 2014-A, Class A3
0.80%, 04/20/2017	128,267	127,913
Volvo Financial Equipment LLC
Series 2014-1A, Class A3
0.82%, 04/16/2018 (B)	123,876	123,518

Total Asset-Backed Securities (Cost $1,638,435)		1,632,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 21.9%
Air Freight & Logistics - 0.2%
FedEx Corp.
4.75%, 11/15/2045	$ 250,000	$ 247,691

Automobiles - 0.4%
Nissan Motor Acceptance Corp.
2.65%, 09/26/2018 (B)	450,000	455,657

Banks - 2.7%
Fifth Third Bancorp
2.30%, 03/01/2019	300,000	300,703
Huntington National Bank
2.20%, 04/01/2019	400,000	397,036
JPMorgan Chase & Co.
3.13%, 01/23/2025	400,000	389,120
KeyCorp
5.10%, 03/24/2021, MTN	750,000	819,710
US Bancorp
1.95%, 11/15/2018, MTN	500,000	503,071
Wells Fargo & Co.
3.50%, 03/08/2022, MTN	500,000	515,175

		2,924,815

Beverages - 0.5%
Coca-Cola Co.
2.45%, 11/01/2020	500,000	509,106

Biotechnology - 0.4%
AbbVie, Inc.
2.00%, 11/06/2018	425,000	423,107

Capital Markets - 0.7%
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	500,000	568,610
Morgan Stanley
2.80%, 06/16/2020	225,000	225,716

		794,326

Communications Equipment - 0.2%
Harris Corp.
5.05%, 04/27/2045	250,000	244,792

Consumer Finance - 1.2%
Capital One Financial Corp.
2.45%, 04/24/2019	200,000	200,365
John Deere Capital Corp.
1.40%, 03/15/2017, MTN	425,000	425,670
Synchrony Financial
3.75%, 08/15/2021	250,000	249,727
Visa, Inc.
3.15%, 12/14/2025	400,000	400,495

		1,276,257

Diversified Financial Services - 0.5%
General Electric Capital Corp.
2.90%, 01/09/2017	500,000	508,330

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
3.00%, 02/15/2022	400,000	392,111
4.75%, 05/15/2046	75,000	68,670
Verizon Communications, Inc.
4.40%, 11/01/2034	300,000	276,789
5.15%, 09/15/2023	675,000	742,045

		1,479,615

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electrical Equipment - 0.2%
Emerson Electric Co.
5.00%, 04/15/2019	$ 175,000	$ 190,896

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp.
4.00%, 12/21/2025	300,000	296,034

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.
5.50%, 03/15/2017	475,000	499,987
CVS Health Corp.
5.13%, 07/20/2045	250,000	263,358
Wal-Mart Stores, Inc.
3.25%, 10/25/2020 (A)	400,000	421,544
Walgreens Boots Alliance, Inc.
4.50%, 11/18/2034	155,000	141,546

		1,326,435

Food Products - 0.8%
Kraft Foods Group, Inc.
3.50%, 06/06/2022	750,000	758,210
Mead Johnson Nutrition Co.
3.00%, 11/15/2020	125,000	124,962

		883,172

Health Care Equipment & Supplies - 0.3%
Stryker Corp.
2.00%, 09/30/2016	300,000	302,273

Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.
2.88%, 03/15/2023	500,000	494,686

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp.
4.88%, 12/09/2045, MTN	250,000	251,523

Industrial Conglomerates - 0.4%
Danaher Corp.
3.90%, 06/23/2021	425,000	451,719

Insurance - 0.5%
Aflac, Inc.
3.63%, 11/15/2024	300,000	305,316
Marsh & McLennan Cos., Inc.
2.55%, 10/15/2018, MTN	225,000	227,143

		532,459

Internet & Catalog Retail - 0.4%
Amazon.com, Inc.
3.80%, 12/05/2024	400,000	416,104

Internet Software & Services - 0.4%
eBay, Inc.
1.35%, 07/15/2017	425,000	421,637

IT Services - 0.2%
Fiserv, Inc.
2.70%, 06/01/2020	250,000	247,926

Machinery - 0.5%
Caterpillar, Inc.
3.90%, 05/27/2021	500,000	530,840

Media - 1.2%
Comcast Corp.
5.15%, 03/01/2020	475,000	530,731

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Time Warner, Inc.
4.75%, 03/29/2021	$ 500,000	$ 537,446
Walt Disney Co.
1.10%, 12/01/2017, MTN	300,000	299,051

		1,367,228

Metals & Mining - 0.2%
Glencore Funding LLC
3.13%, 04/29/2019 (A) (B)	260,000	217,100

Multiline Retail - 0.5%
Target Corp.
2.90%, 01/15/2022 (A)	500,000	508,570

Oil, Gas & Consumable Fuels - 2.5%
ConocoPhillips Co.
4.15%, 11/15/2034	500,000	433,472
5.75%, 02/01/2019	450,000	487,063
Energy Transfer Partners, LP
5.20%, 02/01/2022	400,000	373,702
Enterprise Products Operating LLC
3.75%, 02/15/2025	300,000	274,412
5.20%, 09/01/2020	300,000	314,642
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.75%, 02/01/2022	250,000	153,750
Marathon Oil Corp.
6.00%, 10/01/2017	375,000	382,247
Phillips 66
4.65%, 11/15/2034	400,000	374,907

		2,794,195

Pharmaceuticals - 0.1%
Actavis Funding SCS
4.75%, 03/15/2045	150,000	146,257

Real Estate Investment Trusts - 0.9%
Simon Property Group, LP
3.38%, 03/15/2022	750,000	773,280
Welltower, Inc.
4.50%, 01/15/2024	200,000	204,605

		977,885

Road & Rail - 0.4%
Norfolk Southern Corp.
3.25%, 12/01/2021	400,000	398,966

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.
5.30%, 12/15/2045	175,000	180,290
Intel Corp.
1.95%, 10/01/2016	200,000	201,248
3.30%, 10/01/2021	425,000	440,223
4.90%, 07/29/2045	250,000	264,241

		1,086,002

Software - 0.4%
Microsoft Corp.
3.00%, 10/01/2020	400,000	417,745

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
2.40%, 05/03/2023	450,000	438,465
Hewlett Packard Enterprise Co.
6.35%, 10/15/2045 (B)	175,000	166,135

		604,600

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.3%
Air Lease Corp.
3.75%, 02/01/2022	$ 300,000	$ 294,667

Total Corporate Debt Securities (Cost $24,378,261)		24,022,615

MORTGAGE-BACKED SECURITY - 0.2%
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (C)	242,986	255,207

Total Mortgage-Backed Security (Cost $259,995)		255,207

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.8%
California - 0.4%
Rancho Water District Financing Authority, Revenue Bonds
Series A
6.34%, 08/01/2040	350,000	394,065

District of Columbia - 0.3%
District of Columbia Water & Sewer Authority, Revenue Bonds
Series A, AGC
5.00%, 10/01/2034	275,000	299,159

Florida - 0.3%
City of Jacksonville, Revenue Bonds
Series A
5.00%, 10/01/2029	250,000	288,758

Iowa - 0.2%
State of Iowa, Revenue Bonds
6.75%, 06/01/2034	250,000	281,695

Texas - 0.6%
Dallas-Fort Worth International Airport, Revenue Bonds
Series G
5.00%, 11/01/2029	300,000	342,741
Northside Independent School District, General Obligation Unlimited
Series B
5.74%, 08/15/2035	325,000	354,763

		697,504

Total Municipal Government Obligations (Cost $1,950,764)		1,961,181

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.3%
Federal Home Loan Mortgage Corp.
3.00%, 08/01/2027 - 04/01/2043	1,433,001	1,444,461
3.50%, 06/01/2042 - 08/01/2045	1,408,250	1,451,751
4.00%, 09/01/2040 - 05/01/2045	532,946	563,877
4.50%, 11/01/2039 - 09/01/2041	317,358	342,650
Federal National Mortgage Association
2.39%, 03/25/2023 (C)	306,433	303,137
3.00%, 05/01/2027 - 03/01/2043	1,386,339	1,401,346
3.50%, 08/01/2026 - 04/01/2045	1,892,065	1,963,924
4.00%, 02/01/2035 - 09/01/2045	2,261,949	2,404,149
4.50%, 03/01/2039 - 03/01/2041	29,804	32,220
5.00%, 07/01/2035	10,711	11,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
3.50%, 12/15/2042	$ 195,300	$ 203,425
4.00%, 12/15/2039	21,244	22,547
4.50%, 08/15/2040	21,409	23,164

Total U.S. Government Agency Obligations (Cost $10,260,955)		10,168,489

U.S. GOVERNMENT OBLIGATIONS - 22.5%
U.S. Treasury Bond
2.50%, 02/15/2045	500,000	448,614
2.75%, 08/15/2042 - 11/15/2042	1,300,000	1,240,692
4.38%, 05/15/2041	400,000	504,797
U.S. Treasury Note
1.00%, 09/30/2016	2,400,000	2,404,781
1.38%, 06/30/2018 - 12/31/2018	4,800,000	4,808,366
1.63%, 08/15/2022	1,500,000	1,461,034
2.00%, 11/15/2021 - 08/15/2025	3,950,000	3,920,557
2.38%, 07/31/2017 - 06/30/2018	4,000,000	4,104,883
3.13%, 10/31/2016 - 05/15/2021	5,500,000	5,745,459

Total U.S. Government Obligations (Cost $24,599,420)		24,639,183

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (D)	9,697,197	$ 9,697,197

Total Securities Lending Collateral (Cost $9,697,197)		9,697,197

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $2,571,900 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $2,626,550.	$ 2,571,891	2,571,891

Total Repurchase Agreement (Cost $2,571,891)		2,571,891

Total Investments (Cost $113,703,052) (E)		119,116,970
Net Other Assets (Liabilities) - (8.6)%		(9,383,686)

Net Assets - 100.0%		$ 109,733,284

SECURITY VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$44,168,975	$—	$—	$44,168,975
Asset-Backed Securities	—	1,632,232	—	1,632,232
Corporate Debt Securities	—	24,022,615	—	24,022,615
Mortgage-Backed Security	—	255,207	—	255,207
Municipal Government Obligations	—	1,961,181	—	1,961,181
U.S. Government Agency Obligations	—	10,168,489	—	10,168,489
U.S. Government Obligations	—	24,639,183	—	24,639,183
Securities Lending Collateral	9,697,197	—	—	9,697,197
Repurchase Agreement	—	2,571,891	—	2,571,891

Total Investments	$53,866,172	$65,250,798	$—	$119,116,970

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $9,482,477. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $962,410, representing 0.9% of the Portfolio’s net assets.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $113,719,154. Aggregate gross unrealized appreciation and depreciation for all securities is $7,179,584 and $1,781,768, respectively. Net unrealized appreciation for tax purposes is $5,397,816.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATION:

AGC	Assured Guaranty Corp.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2015
Assets:
Investments, at value (cost $111,131,161) (including securities loaned of $9,482,477)	$116,545,079
Repurchase agreement, at value (cost $2,571,891)	2,571,891
Receivables:
Interest	375,195
Dividends	61,216
Net income from securities lending	2,707

Total assets	119,556,088

Liabilities:
Payables and other liabilities:
Shares redeemed	5,497
Investment advisory fees	70,062
Distribution and service fees	23,354
Administration fees	2,802
Transfer agent fees	266
Trustees, CCO and deferred compensation fees	240
Audit and tax fees	11,716
Custody fees	5,707
Legal fees	1,381
Printing and shareholder reports fees	4,252
Other	330
Collateral for securities on loan	9,697,197

Total liabilities	9,822,804

Net assets	$109,733,284

Net assets consist of:
Capital stock ($0.01 par value)	$92,545
Additional paid-in capital	102,009,512
Undistributed (distributions in excess of) net investment income (loss)	1,501,231
Accumulated net realized gain (loss)	716,078
Net unrealized appreciation (depreciation) on:
Investments	5,413,918

Net assets	$109,733,284

Shares outstanding	9,254,496

Net asset value and offering price per share	$11.86

STATEMENT OF OPERATIONS For the year ended December 31, 2015
Investment Income:
Dividend income	$1,209,305
Interest income	1,385,678
Net income from securities lending	23,274
Withholding taxes on foreign income	(7,085)

Total investment income	2,611,172

Expenses:
Investment advisory fees	809,976
Distribution and service fees	269,992
Administration fees	29,269
Transfer agent fees	1,500
Trustees, CCO and deferred compensation fees	2,860
Audit and tax fees	13,587
Custody fees	33,228
Legal fees	7,067
Printing and shareholder reports fees	4,279
Other	3,619

Total expenses	1,175,377

Net investment income (loss)	1,435,795

Net realized gain (loss) on:
Investments	795,429

Net realized gain (loss)	795,429

Net change in unrealized appreciation (depreciation) on:
Investments	(2,084,663)

Net change in unrealized appreciation (depreciation)	(2,084,663)

Net realized and change in unrealized gain (loss)	(1,289,234)

Net increase (decrease) in net assets resulting from operations	$146,561

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$1,435,795	$1,078,392
Net realized gain (loss)	795,429	2,049,129
Net change in unrealized appreciation (depreciation)	(2,084,663)	2,254,493

Net increase (decrease) in net assets resulting from operations	146,561	5,382,014

Distributions to shareholders:
Net investment income	(1,109,464)	(671,252)
Net realized gains	(2,024,035)	(1,117,113)

Total distributions to shareholders	(3,133,499)	(1,788,365)

Capital share transactions:
Proceeds from shares sold	9,066,038	16,573,852
Dividends and distributions reinvested	3,133,499	1,788,365
Cost of shares redeemed	(5,040,425)	(2,448,385)

Net increase (decrease) in net assets resulting from capital share transactions	7,159,112	15,913,832

Net increase (decrease) in net assets	4,172,174	19,507,481

Net assets:
Beginning of year	105,561,110	86,053,629

End of year	$109,733,284	$105,561,110

Undistributed (distributions in excess of) net investment income (loss)	$1,501,231	$1,108,716

Capital share transactions - shares:
Shares issued	748,967	1,382,260
Shares reinvested	269,664	149,155
Shares redeemed	(418,892)	(204,238)

Net increase (decrease) in shares outstanding	599,739	1,327,177

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value, beginning of period/year	$12.20	$11.74	$10.79		$10.22		$10.00

Investment operations:
Net investment income (loss)(B)	0.16	0.13	0.11		0.09		0.05
Net realized and unrealized gain (loss)	(0.15)	0.55	0.88		0.49		0.17

Total investment operations	0.01	0.68	0.99		0.58		0.22

Distributions:
Net investment income	(0.12)	(0.08)	(0.04)		(0.01)		—
Net realized gains	(0.23)	(0.14)	(0.00	)(C)	(0.00	)(C)	—

Total distributions	(0.35)	(0.22)	(0.04)		(0.01)		—

Net asset value, end of period/year	$11.86	$12.20	$11.74		$10.79		$10.22

Total return (D)	0.15%	5.81%	9.22%		5.66%		2.20	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$109,733	$105,561	$86,054		$46,522		$12,559
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.09%	1.11%		1.19%		1.93	%(F)
Including waiver and/or reimbursement and recapture	1.09%	1.09%	1.11%		1.26%		1.35	%(F)
Net investment income (loss) to average net assets	1.33%	1.12%	0.94%		0.83%		0.69	%(F)
Portfolio turnover rate	18%	19%	12%		21%		16	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,074,788	$—	$—	$—	$9,074,788
Corporate Debt Securities	622,409	—	—	—	622,409
Total Securities Lending Transactions	$9,697,197	$—	$—	$—	$9,697,197
Total Borrowings	$9,697,197	$—	$—	$—	$9,697,197
Gross amount of recognized liabilities for securities lending transactions					$9,697,197

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM up to an annual rate of 0.75% on daily Average Net Assets (“ANA”).

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.01%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,229,374	$ 6,067,812	$ 15,215,752	$ 3,755,563

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss and non-REIT return of capital adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 66,184	$ (66,183)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,109,464	$ 2,024,035	$ —	$ 924,858	$ 863,507	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,501,231	$ 732,180	$ —	$ —	$ —	$ 5,397,816

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,024,035 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.4%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 8% for a European investor, while the strong dollar brought that down to (17)% for U.S. investors.

The most turbulent market event of the year occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot above 45%, a level that hasn’t been reached since 2011. The news of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably makes it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. Bottom line, 2015 was a year when volatility itself was especially volatile. The higher average volatility was the result of periods of low market volatility quickly shifting into exceptionally high volatility, creating one of the most challenging environments to date for managed volatility strategies. Historically, such environments have been infrequent and short lived.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Managed Risk - Balanced ETF VP, Initial Class returned (1.50)%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Managed Risk - Balanced ETF VP Blended Benchmark, returned 0.55% and (0.00)%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC took over the management of the Portfolio on July 1, 2015. The strategy aims to invest assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 34% MSCI U.S. Broad Market Index, 16% FTSE All-World Index ex-U.S., and 50% Barclays U.S. Aggregate Bond Index. Additionally, we employ a sophisticated risk management strategy, which seeks to control the level of volatility and defend the against severe, sustained market drawdowns (such as the 2008 financial crisis), by dynamically adjusting the equity/bond/cash allocations. This strategy is expected to improve returns during sustained crises, but can detract from returns during highly volatile recoveries.

The Portfolio performed similarly to its benchmark from July 1, 2015 to the end of the year, but underperformed it over the one-year period. The slight underperformance for the second half of the year was entirely attributable to Portfolio fees. We made only one significant trade: an initial positioning trade, which placed the Portfolio at roughly 51.6% equity, about 3% higher than it had ended June 30, 2015.

Individual detractors were led by bond ETFs, with those having the largest allocations (Vanguard Total Bond Market ETF in particular) impacting the Portfolio most, plus a small detraction from the Vanguard FTSE Emerging Markets ETF as well. Conversely, top contributors were equity ETFs, led by the Vanguard Total Stock Market ETF, the Vanguard FTSE Pacific ETF and the Vanguard S&P 500 ETF, partially because their respective allocations were high.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year		5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.50)%		4.96%	4.15%	05/01/2008
Barclays U.S. Aggregate Bond Index (A)	0.55%		3.25%	4.16%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	(0.00	)% (E)	6.24%	5.15%
Service Class	(1.77)%		4.71%	3.90%	05/01/2008

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk - Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Barclays U.S. Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

(E) Rounds to less than 0.01% or (0.01)%.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$983.40	$1.65	$1,023.50	$1.68	0.33%
Service Class	1,000.00	981.50	2.90	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.7%
U.S. Equity Funds	34.7
International Equity Funds	14.9
Securities Lending Collateral	2.9
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.3%
International Equity Funds - 14.9%
Vanguard FTSE All-World ex-US ETF (A)	712,640	$ 30,935,702
Vanguard FTSE Developed Markets ETF	769,570	28,258,610
Vanguard FTSE Emerging Markets ETF (A)	4,230,495	138,379,492
Vanguard FTSE Europe ETF (A)	8,167,697	407,404,726
Vanguard FTSE Pacific ETF (A)	4,487,283	254,294,328
Vanguard Total International Stock ETF (A)	687,895	31,030,944

		890,303,802

U.S. Equity Funds - 34.7%
Schwab U.S. Broad Market ETF (A)	1,923,514	94,329,127
Vanguard Extended Market ETF (A)	1,663,612	139,410,686
Vanguard Mid-Cap ETF (A)	135,286	16,249,202
Vanguard S&P 500 ETF (A)	3,478,408	650,218,807
Vanguard Small-Cap ETF	71,930	7,961,212
Vanguard Total Stock Market ETF (A)	11,054,701	1,153,115,861

		2,061,284,895

U.S. Fixed Income Funds - 48.7%
iShares Core U.S. Aggregate Bond ETF (A)	1,216,074	131,348,153
Vanguard Intermediate-Term Bond ETF (A)	756,357	62,823,012
Vanguard Long-Term Bond ETF (A)	546,819	47,442,016
Vanguard Mortgage-Backed Securities ETF (A)	1,802,933	94,924,423
Vanguard Short-Term Bond ETF (A)	1,516,060	120,632,894
Vanguard Total Bond Market ETF	30,171,224	2,436,628,050

		2,893,798,548

Total Exchange-Traded Funds (Cost $6,099,127,913)		5,845,387,245

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	171,318,269	$ 171,318,269

Total Securities Lending Collateral (Cost $171,318,269)		171,318,269

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $99,162,423 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 12/15/2017, and with a value of $101,148,406.	$ 99,162,092	99,162,092

Total Repurchase Agreement (Cost $99,162,092)		99,162,092

Total Investments (Cost $6,369,608,274) (C)		6,115,867,606
Net Other Assets (Liabilities) - (2.9)%		(173,234,926)

Net Assets - 100.0%		$ 5,942,632,680

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$5,845,387,245	$—	$—	$5,845,387,245
Securities Lending Collateral	171,318,269	—	—	171,318,269
Repurchase Agreement	—	99,162,092	—	99,162,092

Total Investments	$6,016,705,514	$99,162,092	$—	$6,115,867,606

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $167,649,189. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $6,429,062,471. Net unrealized depreciation for tax purposes is $313,194,865.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $6,270,446,182) (including securities loaned of $167,649,189)	$6,016,705,514
Repurchase agreement, at value (cost $99,162,092)	99,162,092
Cash	425,720
Receivables:
Shares sold	616,565
Interest	83
Net income from securities lending	194,940

Total assets	6,117,104,914

Liabilities:
Payables and other liabilities:
Shares redeemed	52,522
Investment advisory fees	1,366,522
Distribution and service fees	1,260,091
Administration fees	151,270
Transfer agent fees	14,429
Trustees, CCO and deferred compensation fees	14,481
Audit and tax fees	32,850
Custody fees	31,794
Legal fees	69,093
Printing and shareholder reports fees	143,414
Other	17,499
Collateral for securities on loan	171,318,269

Total liabilities	174,472,234

Net assets	$5,942,632,680

Net assets consist of:
Capital stock ($0.01 par value)	$5,414,865
Additional paid-in capital	6,101,495,805
Undistributed (distributions in excess of) net investment income (loss)	99,944,371
Accumulated net realized gain (loss)	(10,481,693)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(253,740,668)

Net assets	$5,942,632,680

Net assets by class:
Initial Class	$2,311,289
Service Class	5,940,321,391

Shares outstanding:
Initial Class	208,093
Service Class	541,278,363

Net asset value and offering price per share:
Initial Class	$11.11
Service Class	10.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$131,411,376
Interest income from repurchase agreements	6,748
Net income from securities lending	1,087,423

Total investment income	132,505,547

Expenses:
Investment advisory fees	15,593,367
Distribution and service fees:
Service Class	14,125,906
Administration fees	1,535,762
Transfer agent fees	80,253
Trustees, CCO and deferred compensation fees	152,683
Audit and tax fees	89,258
Custody fees	147,657
Legal fees	364,928
Printing and shareholder reports fees	270,765
Other	172,837

Total expenses	32,533,416

Net investment income (loss)	99,972,131

Net realized gain (loss) on:
Unaffiliated investments	38,815,941
Distributions received from unaffiliated investments	2,439,415

Net realized gain (loss)	41,255,356

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(255,951,249)

Net change in unrealized appreciation (depreciation)	(255,951,249)

Net realized and change in unrealized gain (loss)	(214,695,893)

Net increase (decrease) in net assets resulting from operations	$(114,723,762)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$99,972,131	$72,849,497
Net realized gain (loss)	41,255,356	194,529,916
Net change in unrealized appreciation (depreciation)	(255,951,249)	(109,770,283)

Net increase (decrease) in net assets resulting from operations	(114,723,762)	157,609,130

Distributions to shareholders:
Net investment income:
Initial Class	(31,975)	(32,439)
Service Class	(72,824,434)	(35,902,252)

Total distributions from net investment income	(72,856,409)	(35,934,691)

Net realized gains:
Initial Class	(89,187)	(89,455)
Service Class	(229,295,202)	(113,070,703)

Total distributions from net realized gains	(229,384,389)	(113,160,158)

Total distributions to shareholders	(302,240,798)	(149,094,849)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,504,658	1,246,042
Service Class	1,192,331,036	1,846,227,699

	1,193,835,694	1,847,473,741

Dividends and distributions reinvested:
Initial Class	121,162	121,894
Service Class	302,119,636	148,972,955

	302,240,798	149,094,849

Cost of shares redeemed:
Initial Class	(1,615,955)	(1,760,230)
Service Class	(15,875,710)	(7,965,647)

	(17,491,665)	(9,725,877)

Net increase (decrease) in net assets resulting from capital share transactions	1,478,584,827	1,986,842,713

Net increase (decrease) in net assets	1,061,620,267	1,995,356,994

Net assets:
Beginning of year	4,881,012,413	2,885,655,419

End of year	$5,942,632,680	$4,881,012,413

Undistributed (distributions in excess of) net investment income (loss)	$99,944,371	$72,828,649

Capital share transactions - shares:
Shares issued:
Initial Class	126,763	104,878
Service Class	101,364,624	155,505,510

	101,491,387	155,610,388

Shares reinvested:
Initial Class	10,975	10,235
Service Class	27,666,633	12,635,535

	27,677,608	12,645,770

Shares redeemed:
Initial Class	(135,103)	(148,162)
Service Class	(1,393,644)	(676,587)

	(1,528,747)	(824,749)

Net increase (decrease) in shares outstanding:
Initial Class	2,635	(33,049)
Service Class	127,637,613	167,464,458

	127,640,248	167,431,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$11.92	$11.82	$10.85	$10.37	$10.46

Investment operations:
Net investment income (loss) (A) (B)	0.23	0.24	0.20	0.26	0.23
Net realized and unrealized gain (loss)	(0.41)	0.32	1.06	0.63	(0.07)

Total investment operations	(0.18)	0.56	1.26	0.89	0.16

Distributions:
Net investment income	(0.17)	(0.12)	(0.14)	(0.15)	(0.13)
Net realized gains	(0.46)	(0.34)	(0.15)	(0.26)	(0.12)

Total distributions	(0.63)	(0.46)	(0.29)	(0.41)	(0.25)

Net asset value, end of year	$11.11	$11.92	$11.82	$10.85	$10.37

Total return (C)	(1.50)%	4.81%	11.76%	8.67%	1.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,311	$2,449	$2,818	$3,894	$718
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.34%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.34%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	1.95%	2.00%	1.73%	2.45%	2.11%
Portfolio turnover rate (E)	74%	164%	88%	56%	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$11.79	$11.71	$10.77	$10.31	$10.40

Investment operations:
Net investment income (loss) (A) (B)	0.20	0.23	0.20	0.23	0.27
Net realized and unrealized gain (loss)	(0.41)	0.30	1.01	0.62	(0.12)

Total investment operations	(0.21)	0.53	1.21	0.85	0.15

Distributions:
Net investment income	(0.15)	(0.11)	(0.12)	(0.13)	(0.12)
Net realized gains	(0.46)	(0.34)	(0.15)	(0.26)	(0.12)

Total distributions	(0.61)	(0.45)	(0.27)	(0.39)	(0.24)

Net asset value, end of year	$10.97	$11.79	$11.71	$10.77	$10.31

Total return (C)	(1.77)%	4.55%	11.43%	8.40%	1.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,940,322	$4,878,563	$2,882,837	$1,387,892	$815,616
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.77%	1.94%	1.75%	2.23%	2.53%
Portfolio turnover rate (E)	74%	164%	88%	56%	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Vanguard ETF Portfolio - Balanced VP changed its name to Transamerica Managed Risk - Balanced ETF VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$171,318,269	$—	$—	$—	$171,318,269
Total Borrowings	$171,318,269	$—	$—	$—	$171,318,269
Gross amount of recognized liabilities for securities lending transactions					$171,318,269

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.31%
Over $50 million up to $250 million	0.29%
Over $250 million	0.27%
Prior to July 1, 2015
First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,387,056,758	$ 4,153,286,412

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the period ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 264,051,451	$ 38,189,347	$ —	$ 66,200,752	$ 82,894,097	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 146,938,503	$ 1,980,785	$ —	$ —	$ (2,413)	$ (313,194,865)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Balanced ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Balanced ETF VP (formerly, “Transamerica Vanguard ETF Portfolio – Balanced VP”) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Balanced ETF VP (one of the Portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Balanced VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $38,189,347 for the period ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 18,846,062	$ 47,126

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.4%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 8% for a European investor, while the strong dollar brought that down to (17)% for U.S. investors.

The most turbulent market event of the year occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot above 45%, a level that hasn’t been reached since 2011. The news of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably makes it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. Bottom line, 2015 was a year when volatility itself was especially volatile. The higher average volatility was the result of periods of low market volatility quickly shifting into exceptionally high volatility, creating one of the most challenging environments to date for managed volatility strategies. Historically, such environments have been infrequent and short lived.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Managed Risk - Conservative ETF VP, Initial Class returned (0.40)%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Managed Risk - Conservative ETF VP Blended Benchmark, returned 0.55% and 0.27%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC took over the management of the Portfolio on July 1, 2015. The strategy aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 25% MSCI U.S. Broad Market Index, 10% FTSE All-World Index ex-U.S., and 65% Barclays U.S. Aggregate Bond Index. Additionally, we employ a sophisticated risk management strategy, which seeks to control the level of volatility by dynamically adjusting the equity/bond/cash allocations. This strategy is expected to improve returns during sustained crises, but can detract from returns during highly volatile recoveries.

The Portfolio performed similarly to its blended benchmark from July 1, 2015 to the end of the year, but underperformed it over the one-year period. We made only one significant trade during the second half of the year: an initial positioning trade, which placed the Portfolio at roughly 31.2% equity, about 3% lower than it had on June 30, 2015.

Individual detractors were led by bond ETFs, with those having the largest allocations (Vanguard Total Bond Market ETF in particular) impacting the Portfolio most. Conversely, top contributors were equity ETFs, led by the Vanguard Total Stock Market ETF, the Vanguard FTSE Pacific ETF, and the Vanguard S&P 500 ETF, partially because their respective allocations are high.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.40)%	4.57%	5.30%	11/19/2009
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	3.57%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	0.27%	5.50%	6.11%
Service Class	(0.69)%	4.32%	5.05%	11/19/2009

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk - Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Barclays U.S. Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$993.60	$1.71	$1,023.50	$1.73	0.34%
Service Class	1,000.00	992.30	3.01	1,022.20	3.06	0.60

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	68.5%
U.S. Equity Funds	21.2
International Equity Funds	7.7
Repurchase Agreement	2.6
Securities Lending Collateral	0.7
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.4%
International Equity Funds - 7.7%
Vanguard FTSE All-World ex-US ETF (A)	6,877	$ 298,531
Vanguard FTSE Developed Markets ETF	611	22,436
Vanguard FTSE Emerging Markets ETF	323,967	10,596,960
Vanguard FTSE Europe ETF	629,084	31,378,710
Vanguard FTSE Pacific ETF	359,326	20,363,004
Vanguard Total International Stock ETF	8,506	383,706

		63,043,347

U.S. Equity Funds - 21.2%
Schwab U.S. Broad Market ETF (A)	35,572	1,744,451
Vanguard Extended Market ETF (A)	148,902	12,477,987
Vanguard Mid-Cap ETF (A)	2,590	311,085
Vanguard S&P 500 ETF	298,914	55,875,994
Vanguard Small-Cap ETF	1,404	155,395
Vanguard Total Stock Market ETF	1,001,386	104,454,574

		175,019,486

U.S. Fixed Income Funds - 68.5%
iShares Core U.S. Aggregate Bond ETF	79,963	8,636,804
Schwab U.S. Aggregate Bond ETF (A)	153,551	7,906,341
Vanguard Intermediate-Term Bond ETF (A)	290,480	24,127,269
Vanguard Long-Term Bond ETF	210,005	18,220,034
Vanguard Mortgage-Backed Securities ETF (A)	692,414	36,455,597
Vanguard Short-Term Bond ETF	582,240	46,328,837
Vanguard Total Bond Market ETF	5,235,541	422,822,291

		564,497,173

Total Exchange-Traded Funds (Cost $825,754,298)		802,560,006

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	5,691,556	$ 5,691,556

Total Securities Lending Collateral (Cost $5,691,556)		5,691,556

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $21,697,976 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 0.88% - 5.38%, due 06/12/2017 - 08/15/2017, and with a total value of $22,134,009.	$ 21,697,903	21,697,903

Total Repurchase Agreement (Cost $21,697,903)		21,697,903

Total Investments (Cost $853,143,757) (C)		829,949,465
Net Other Assets (Liabilities) - (0.7)%		(6,160,459)

Net Assets - 100.0%		$ 823,789,006

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$802,560,006	$—	$—	$802,560,006
Securities Lending Collateral	5,691,556	—	—	5,691,556
Repurchase Agreement	—	21,697,903	—	21,697,903

Total Investments	$808,251,562	$21,697,903	$—	$829,949,465

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $5,561,665. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $861,308,060. Aggregate gross unrealized appreciation and depreciation for all securities is $14,938 and $31,373,533, respectively. Net unrealized depreciation for tax purposes is $31,358,595.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $831,445,854) (including securities loaned of $5,561,665)	$808,251,562
Repurchase agreement, at value (cost $21,697,903)	21,697,903
Receivables:
Interest	18
Dividends	14,218
Net income from securities lending	38,835

Total assets	830,002,536

Liabilities:
Payables and other liabilities:
Shares redeemed	47,671
Investment advisory fees	194,230
Distribution and service fees	175,121
Administration fees	21,015
Transfer agent fees	2,044
Trustees, CCO and deferred compensation fees	1,678
Audit and tax fees	12,703
Custody fees	6,654
Legal fees	10,243
Printing and shareholder reports fees	48,105
Other	2,510
Collateral for securities on loan	5,691,556

Total liabilities	6,213,530

Net assets	$823,789,006

Net assets consist of:
Capital stock ($0.01 par value)	$715,505
Additional paid-in capital	832,416,295
Undistributed (distributions in excess of) net investment income (loss)	14,116,460
Accumulated net realized gain (loss)	(264,962)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,194,292)

Net assets	$823,789,006

Net assets by class:
Initial Class	$11,936
Service Class	823,777,070

Shares outstanding:
Initial Class	1,028
Service Class	71,549,442

Net asset value and offering price per share:
Initial Class	$11.61
Service Class	11.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$18,674,256
Interest income from repurchase agreements	996
Net income from securities lending	230,533

Total investment income	18,905,785

Expenses:
Investment advisory fees	2,287,616
Distribution and service fees:
Service Class	2,025,920
Administration fees	219,820
Transfer agent fees	11,426
Trustees, CCO and deferred compensation fees	21,430
Audit and tax fees	21,479
Custody fees	33,670
Legal fees	52,883
Printing and shareholder reports fees	81,937
Other	26,801

Total expenses	4,782,982

Net investment income (loss)	14,122,803

Net realized gain (loss) on:
Unaffiliated investments	6,688,407
Distributions received from unaffiliated investments	512,587

Net realized gain (loss)	7,200,994

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(27,064,567)

Net change in unrealized appreciation (depreciation)	(27,064,567)

Net realized and change in unrealized gain (loss)	(19,863,573)

Net increase (decrease) in net assets resulting from operations	$(5,740,770)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$14,122,803	$12,295,517
Net realized gain (loss)	7,200,994	32,945,312
Net change in unrealized appreciation (depreciation)	(27,064,567)	(13,059,905)

Net increase (decrease) in net assets resulting from operations	(5,740,770)	32,180,924

Distributions to shareholders:
Net investment income:
Initial Class	(200)	(165)
Service Class	(12,298,332)	(8,325,266)

Total distributions from net investment income	(12,298,532)	(8,325,431)

Net realized gains:
Initial Class	(516)	(347)
Service Class	(35,956,141)	(20,168,474)

Total distributions from net realized gains	(35,956,657)	(20,168,821)

Total distributions to shareholders	(48,255,189)	(28,494,252)

Capital share transactions:
Proceeds from shares sold:
Initial Class	940	289
Service Class	117,069,661	166,518,287

	117,070,601	166,518,576

Dividends and distributions reinvested:
Initial Class	716	512
Service Class	48,254,473	28,493,740

	48,255,189	28,494,252

Cost of shares redeemed:
Initial Class	(910)	(200)
Service Class	(43,192,440)	(16,955,630)

	(43,193,350)	(16,955,830)

Net increase (decrease) in net assets resulting from capital share transactions	122,132,440	178,056,998

Net increase (decrease) in net assets	68,136,481	181,743,670

Net assets:
Beginning of year	755,652,525	573,908,855

End of year	$823,789,006	$755,652,525

Undistributed (distributions in excess of) net investment income (loss)	$14,116,460	$12,292,193

Capital share transactions - shares:
Shares issued:
Initial Class	77	23
Service Class	9,599,363	13,449,920

	9,599,440	13,449,943

Shares reinvested:
Initial Class	62	42
Service Class	4,196,041	2,327,920

	4,196,103	2,327,962

Shares redeemed:
Initial Class	(74)	(16)
Service Class	(3,604,576)	(1,370,597)

	(3,604,650)	(1,370,613)

Net increase (decrease) in shares outstanding:
Initial Class	65	49
Service Class	10,190,828	14,407,243

	10,190,893	14,407,292

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.41	$12.30	$11.76	$11.24	$10.97

Investment operations:
Net investment income (loss) (A) (B)	0.24	0.26	0.23	0.21	0.27
Net realized and unrealized gain (loss)	(0.29)	0.41	0.65	0.55	0.11

Total investment operations	(0.05)	0.67	0.88	0.76	0.38

Distributions:
Net investment income	(0.21)	(0.18)	(0.17)	(0.13)	(0.08)
Net realized gains	(0.54)	(0.38)	(0.17)	(0.11)	(0.03)

Total distributions	(0.75)	(0.56)	(0.34)	(0.24)	(0.11)

Net asset value, end of year	$11.61	$12.41	$12.30	$11.76	$11.24

Total return (C)	(0.40)%	5.48%	7.67%	6.78%	3.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$12	$12	$11	$11	$284
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.34%	0.35%	0.35%	0.36%	0.37%
Including waiver and/or reimbursement and recapture	0.34%	0.35%	0.35%	0.37%	0.37%
Net investment income (loss) to average net assets (B)	1.98%	2.08%	1.88%	1.83%	2.44%
Portfolio turnover rate (E)	38%	96%	86%	47%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.32	$12.22	$11.69	$11.18	$10.94

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.23	0.20	0.25	0.27
Net realized and unrealized gain (loss)	(0.30)	0.41	0.65	0.49	0.07

Total investment operations	(0.09)	0.64	0.85	0.74	0.34

Distributions:
Net investment income	(0.18)	(0.16)	(0.15)	(0.12)	(0.07)
Net realized gains	(0.54)	(0.38)	(0.17)	(0.11)	(0.03)

Total distributions	(0.72)	(0.54)	(0.32)	(0.23)	(0.10)

Net asset value, end of year	$11.51	$12.32	$12.22	$11.69	$11.18

Total return (C)	(0.69)%	5.24%	7.47%	6.62%	3.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$823,777	$755,641	$573,898	$406,592	$226,876
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.60%	0.61%	0.62%
Including waiver and/or reimbursement and recapture	0.59%	0.59%	0.60%	0.62%	0.62%
Net investment income (loss) to average net assets (B)	1.74%	1.89%	1.66%	2.14%	2.42%
Portfolio turnover rate (E)	38%	96%	86%	47%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Vanguard ETF Portfolio - Conservative VP changed its name to Transamerica Managed Risk - Conservative ETF VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,691,556	$—	$—	$—	$5,691,556
Total Borrowings	$5,691,556	$—	$—	$—	$5,691,556
Gross amount of recognized liabilities for securities lending transactions					$5,691,556

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.31%
Over $50 million up to $250 million	0.29%
Over $250 million	0.27%
Prior to July 1, 2015
First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 382,723,498	$ 308,140,684

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (4)	$ 4

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 24,097,643	$ 24,157,546	$ —	$ 12,793,241	$ 15,701,011	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,686,138	$ 2,329,663	$ —	$ —	$ —	$ (31,358,595)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Conservative ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Conservative ETF VP (formerly, “Transamerica Vanguard ETF Portfolio – Conservative VP”) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Conservative ETF VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Conservative VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $24,157,546 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 1,816,547	$ 109,639

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

(unaudited)

MARKET ENVIRONMENT

Market volatility in 2015 was higher than in any of the three preceding years. For taking on that extra volatility, investors were rewarded with the lowest calendar year return in the last seven.

The S&P 500® generated a total return of 1.4%, marking its lowest return since 2002, excluding the 2008 financial crisis. International developed markets outperformed U.S. equities in local terms, but the rising dollar resulted in a negative return on the year for U.S. investors. Emerging market equities were down 8% for a European investor, while the strong dollar brought that down to (17)% for U.S. investors.

The most turbulent market event of the year occurred in August: after trading in a relatively tight range for most of the summer, the S&P 500® saw a drawdown of almost 10% and the CBOE Volatility Index (“VIX”) shot above 45%, a level that hasn’t been reached since 2011. The news of a sharp devaluation of the Chinese yuan on the backdrop of falling commodity prices, especially oil, brought the anemic global growth in sharp focus for investors.

In December, the U.S. Federal Reserve (“Fed”) raised its federal funds target rate for the first time in more than nine years. The unprecedented circumstances surrounding the increase (namely inflation remaining below 2% and a host of deflationary pressures, together with the fact that the Fed has never before embarked on a rate hike cycle while the banking system has held so much in excess reserves), arguably makes it more difficult to understand the implications. Outside of the elevated volatility in late summer and early fall, the next highest peak in the VIX also came in December. Bottom line, 2015 was a year when volatility itself was especially volatile. The higher average volatility was the result of periods of low market volatility quickly shifting into exceptionally high volatility, creating one of the most challenging environments to date for managed volatility strategies. Historically, such environments have been infrequent and short lived.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Managed Risk - Growth ETF VP, Initial Class returned (3.17)%. By comparison, its primary and secondary benchmarks, the MSCI U.S Broad Market Index and the Transamerica Managed Risk - Growth ETF VP Blended Benchmark, returned 0.57% and (0.40)%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC took over the management of the Portfolio on July 1, 2015. The strategy aims to invest assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 52% MSCI U.S. Broad Market Index, 23% FTSE All-World Index ex-U.S., and 25% Barclays U.S. Aggregate Bond Index. Additionally, we employ a sophisticated risk management strategy, which seeks to control the level of volatility and defend the Portfolio against severe, sustained market drawdowns (such as the 2008 financial crisis), by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but can detract from returns during highly volatile recoveries.

The Portfolio underperformed its blended benchmark from July 1, 2015 to the end of the year, primarily due to a reduced allocation to equities during the sharp recovery in early October. The Portfolio also underperformed its blended benchmark for the one-year period, primarily due to the same factors that affected near-term performance. We made three significant trades during the second half of the year: an initial positioning trade, which placed the fund at roughly 77.8% equity, a de-allocative trade, which reduced equity to 58.5% at the end of August, and a re-allocative trade, which brought equity back up to 71.7% in the second half of October.

Individual detractors were led by bond ETFs, with those having the largest allocations (Vanguard Total Bond Market ETF in particular) impacting the Portfolio most. The exception was the iShares Short Treasury Bond ETF, which although a significant part of the Portfolio, detracted very little. Conversely, top contributors were equity ETFs, led by the Vanguard Total Stock Market ETF and the Vanguard S&P 500 ETF leading the pack, partially because their respective allocations were high.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(3.17)%	5.89%	4.11%	05/01/2008
MSCI U.S. Broad Market Index (A)	0.57%	12.25%	7.82%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	(0.40)%	7.70%	5.41%
Service Class	(3.51)%	5.62%	3.82%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk - Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, and 23% FTSE All-World Index ex-U.S.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$963.90	$1.63	$1,023.50	$1.68	0.33%
Service Class	1,000.00	963.10	2.87	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	50.8%
U.S. Fixed Income Funds	27.1
International Equity Funds	20.8
Securities Lending Collateral	11.1
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(11.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.7%
International Equity Funds - 20.8%
Vanguard FTSE All-World ex-US ETF (A)	1,685,136	$ 73,151,754
Vanguard FTSE Developed Markets ETF (A)	1,038,319	38,127,074
Vanguard FTSE Emerging Markets ETF (A)	2,586,358	84,599,770
Vanguard FTSE Europe ETF (A)	4,849,436	241,889,868
Vanguard FTSE Pacific ETF (A)	2,666,598	151,116,109
Vanguard Total International Stock ETF (A)	1,626,077	73,352,333

		662,236,908

U.S. Equity Funds - 50.8%
Schwab U.S. Broad Market ETF (A)	1,705,165	83,621,292
Vanguard Extended Market ETF (A)	1,185,188	99,318,754
Vanguard Mid-Cap ETF (A)	337,261	40,508,419
Vanguard S&P 500 ETF (A)	2,927,484	547,234,584
Vanguard Small-Cap ETF (A)	180,284	19,953,833
Vanguard Total Stock Market ETF (A)	7,946,601	828,909,950

		1,619,546,832

U.S. Fixed Income Funds - 27.1%
iShares Core U.S. Aggregate Bond ETF (A)	819,203	88,482,116
iShares Short Treasury Bond ETF (A)	1,921,514	211,789,273
Vanguard Intermediate-Term Bond ETF (A)	198,248	16,466,479
Vanguard Long-Term Bond ETF	143,326	12,434,964
Vanguard Mortgage-Backed Securities ETF (A)	472,564	24,880,495
Vanguard Short-Term Bond ETF (A)	397,372	31,618,890
Vanguard Total Bond Market ETF (A)	5,907,644	477,101,329

		862,773,546

Total Exchange-Traded Funds (Cost $3,299,246,483)		3,144,557,286

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	354,549,558	$ 354,549,558

Total Securities Lending Collateral (Cost $354,549,558)		354,549,558

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $42,935,588 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 12/15/2017, and with a value of $43,795,188.	$ 42,935,445	42,935,445

Total Repurchase Agreement (Cost $42,935,445)		42,935,445

Total Investments (Cost $3,696,731,486) (C)		3,542,042,289
Net Other Assets (Liabilities) - (11.1)%		(355,196,692)

Net Assets - 100.0%		$ 3,186,845,597

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$3,144,557,286	$—	$—	$3,144,557,286
Securities Lending Collateral	354,549,558	—	—	354,549,558
Repurchase Agreement	—	42,935,445	—	42,935,445

Total Investments	$3,499,106,844	$42,935,445	$—	$3,542,042,289

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $346,903,197. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $3,737,000,040. Net unrealized depreciation for tax purposes is $194,957,751.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $3,653,796,041) (including securities loaned of $346,903,197)	$3,499,106,844
Repurchase agreement, at value (cost $42,935,445)	42,935,445
Receivables:
Shares sold	846,812
Interest	36
Net income from securities lending	225,346

Total assets	3,543,114,483

Liabilities:
Payables and other liabilities:
Shares redeemed	2,665
Investment advisory fees	738,044
Distribution and service fees	677,452
Administration fees	81,439
Transfer agent fees	8,110
Trustees, CCO and deferred compensation fees	5,423
Audit and tax fees	22,973
Custody fees	20,142
Legal fees	42,565
Printing and shareholder reports fees	109,605
Other	10,910
Collateral for securities on loan	354,549,558

Total liabilities	356,268,886

Net assets	$3,186,845,597

Net assets consist of:
Capital stock ($0.01 par value)	$3,437,719
Additional paid-in capital	3,361,809,469
Undistributed (distributions in excess of) net investment income (loss)	50,455,963
Accumulated net realized gain (loss)	(74,168,357)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(154,689,197)

Net assets	$3,186,845,597

Net assets by class:
Initial Class	$5,674,144
Service Class	3,181,171,453

Shares outstanding:
Initial Class	602,860
Service Class	343,169,038

Net asset value and offering price per share:
Initial Class	$9.41
Service Class	9.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$68,360,792
Interest income from repurchase agreements	2,598
Net income from securities lending	1,031,307

Total investment income	69,394,697

Expenses:
Investment advisory fees	9,057,614
Distribution and service fees:
Service Class	8,155,921
Administration fees	885,074
Transfer agent fees	46,559
Trustees, CCO and deferred compensation fees	84,369
Audit and tax fees	51,675
Custody fees	89,695
Legal fees	216,224
Printing and shareholder reports fees	195,297
Other	107,330

Total expenses	18,889,758

Net investment income (loss)	50,504,939

Net realized gain (loss) on:
Unaffiliated investments	(15,965,387)
Distributions received from unaffiliated investments	574,642

Net realized gain (loss)	(15,390,745)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(151,991,322)

Net change in unrealized appreciation (depreciation)	(151,991,322)

Net realized and change in unrealized gain (loss)	(167,382,067)

Net increase (decrease) in net assets resulting from operations	$(116,877,128)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$50,504,939	$47,912,217
Net realized gain (loss)	(15,390,745)	239,621,738
Net change in unrealized appreciation (depreciation)	(151,991,322)	(189,587,090)

Net increase (decrease) in net assets resulting from operations	(116,877,128)	97,946,865

Distributions to shareholders:
Net investment income:
Initial Class	(96,663)	(146,624)
Service Class	(47,816,072)	(27,534,196)

Total distributions from net investment income	(47,912,735)	(27,680,820)

Net realized gains:
Initial Class	(495,494)	(713,505)
Service Class	(279,169,207)	(153,867,565)

Total distributions from net realized gains	(279,664,701)	(154,581,070)

Total distributions to shareholders	(327,577,436)	(182,261,890)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,688,273	6,581,618
Service Class	260,973,794	687,054,276

	267,662,067	693,635,894

Issued from fund acquisition:
Initial Class	—	14,513
Service Class	—	248,564,129

	—	248,578,642

Dividends and distributions reinvested:
Initial Class	592,157	860,129
Service Class	326,985,279	181,401,761

	327,577,436	182,261,890

Cost of shares redeemed:
Initial Class	(14,378,209)	(3,293,190)
Service Class	(160,646,440)	(52,233,684)

	(175,024,649)	(55,526,874)

Net increase (decrease) in net assets resulting from capital share transactions	420,214,854	1,068,949,552

Net increase (decrease) in net assets	(24,239,710)	984,634,527

Net assets:
Beginning of year	3,211,085,307	2,226,450,780

End of year	$3,186,845,597	$3,211,085,307

Undistributed (distributions in excess of) net investment income (loss)	$50,455,963	$47,882,444

Capital share transactions - shares:
Shares issued:
Initial Class	612,448	592,053
Service Class	25,042,218	62,353,061

	25,654,666	62,945,114

Shares issued on fund acquisition:
Initial Class	—	1,336
Service Class	—	23,167,286

	—	23,168,622

Shares reinvested:
Initial Class	63,332	79,056
Service Class	35,464,781	16,874,582

	35,528,113	16,953,638

Shares redeemed:
Initial Class	(1,296,189)	(302,711)
Service Class	(16,047,363)	(4,843,413)

	(17,343,552)	(5,146,124)

Net increase (decrease) in shares outstanding:
Initial Class	(620,409)	369,734
Service Class	44,459,636	97,551,516

	43,839,227	97,921,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$10.84	$11.14	$9.67	$9.60	$9.96

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.23	0.20	0.22	0.20
Net realized and unrealized gain (loss)	(0.51)	0.24	1.62	0.87	(0.29)

Total investment operations	(0.35)	0.47	1.82	1.09	(0.09)

Distributions:
Net investment income	(0.18)	(0.13)	(0.14)	(0.18)	(0.16)
Net realized gains	(0.90)	(0.64)	(0.21)	(0.84)	(0.11)

Total distributions	(1.08)	(0.77)	(0.35)	(1.02)	(0.27)

Net asset value, end of year	$9.41	$10.84	$11.14	$9.67	$9.60

Total return (C)	(3.17)%	4.17%	19.09%	11.79%	(0.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,674	$13,263	$9,510	$4,165	$2,017
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.34%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.34%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	1.50%	2.03%	1.92%	2.24%	1.94%
Portfolio turnover rate (E)	178%	304%	98%	76%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$10.71	$11.02	$9.58	$9.52	$9.89

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.20	0.18	0.21	0.20
Net realized and unrealized gain (loss)	(0.54)	0.24	1.60	0.85	(0.32)

Total investment operations	(0.38)	0.44	1.78	1.06	(0.12)

Distributions:
Net investment income	(0.16)	(0.11)	(0.13)	(0.16)	(0.15)
Net realized gains	(0.90)	(0.64)	(0.21)	(0.84)	(0.10)

Total distributions	(1.06)	(0.75)	(0.34)	(1.00)	(0.25)

Net asset value, end of year	$9.27	$10.71	$11.02	$9.58	$9.52

Total return (C)	(3.51)%	3.97%	18.78%	11.55%	(1.13)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,181,172	$3,197,822	$2,216,941	$1,140,737	$849,926
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.54%	1.80%	1.69%	2.13%	2.02%
Portfolio turnover rate (E)	178%	304%	98%	76%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Vanguard ETF Portfolio - Growth VP changed its name to Transamerica Managed Risk - Growth ETF VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$354,549,558	$—	$—	$—	$354,549,558
Total Borrowings	$354,549,558	$—	$—	$—	$354,549,558
Gross amount of recognized liabilities for securities lending transactions					$354,549,558

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.31%
Over $50 million up to $250 million	0.29%
Over $250 million	0.27%
Prior to July 1, 2015
First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,904,841,599	$ 5,776,979,070

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (18,685)	$ 18,686

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 4,939,868	$ 28,959,935

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 254,757,911	$ 72,819,525	$ —	$ 66,247,157	$ 116,014,733	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 50,462,427	$ —	$ (33,899,803)	$ —	$ (6,464)	$ (194,957,751)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

9. REORGANIZATION

Following the close of business on November 7, 2014, Transamerica Managed Risk - Growth ETF VP acquired all of the net assets of Transamerica Vanguard ETF Portfolio - Aggressive Growth VP pursuant to a Plan of Reorganization. Transamerica Managed Risk - Growth ETF VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 23,168,622 shares of Transamerica Managed Risk - Growth ETF VP for 15,679,225 shares of Transamerica Vanguard ETF Portfolio - Aggressive Growth VP outstanding on November 7, 2014. Transamerica Vanguard ETF Portfolio - Aggressive Growth VP’s net assets at that date, $248,578,642, including $33,290,573 unrealized appreciation, were combined with those of Transamerica Managed Risk - Growth ETF VP. The aggregate net assets of Transamerica Managed Risk - Growth ETF VP immediately before the acquisition were $2,909,242,482; the combined net assets of Transamerica Managed Risk - Growth ETF VP immediately after the acquisition were $3,157,821,124. Shares issued to Transamerica Vanguard ETF Portfolio - Aggressive Growth VP shareholders are as follows:

Class	Shares	Amount
Initial	1,336	$14,513
Service	23,167,286	248,564,129

The exchange ratio of the reorganization for Transamerica Managed Risk - Growth ETF VP is as follows:

Class	Exchange Ratio (A)
Initial	1.47
Service	1.48

(A)	Calculated by dividing the Transamerica Managed Risk - Growth ETF VP shares issuable by the Transamerica Vanguard ETF Portfolio - Aggressive Growth VP shares outstanding on November 7, 2014.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Growth ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Growth ETF VP (formerly, “Vanguard ETF Portfolio – Growth VP”) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Growth ETF VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio – Growth VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $72,819,525 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 14,878,209	$ 878,572

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Global equities saw a volatile 2015, largely stemming from a large drop in oil, lowered 2015 global earnings estimates and the perceived slowing of China’s economy and its overheated equity. The U.S. ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan enacted modifications to their easing programs, weakening their currencies. For the year, U.S. stocks eked out marginal gains while international stocks posted slight losses. Bonds experienced a positive year, only slightly trailing equities. The U.S. Federal Reserve’s (“Fed”) rate hike in December played a large role in yields moving higher, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year, especially high yield bonds, given their sizeable exposure to energy firms.

While volatility continued to fall in the first half of the year, the trend reversed in the second half, as weak economic data in China prompted its central bank to devalue the yuan, sparking a sell-off in Chinese equities and commodities that quickly spread across the globe. Second, the Fed decided in September to postpone its initial rate hike, reflecting concerns over global growth; the non-action triggered another leg down in equity markets.

Barely positive returns for the S&P 500® in 2015 resulted in very little upside to participate in, as well as low returns for U.S. Treasuries and agency bonds, along with decaying volatility, all had a negative impact on the Portfolio.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Market Participation Strategy VP, Service Class returned (3.24)%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Barclays U.S. Government 5-10 Year Index, and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 1.38%, 1.86%, and 1.21%, respectively.

STRATEGY REVIEW

The Portfolio seeks to provide upside participation when the stock market advances and reduce downside risk when the market declines. Holdings consists primarily of equity (S&P 500®) call options and futures for upside participation, and U.S. Treasury and agency bonds to reduce downside risk.

The strategy typically targets an equity exposure around the 50% benchmark weight at rebalance, depending on market behavior and Quantitative Management Associates LLC’s asset allocation outlook. As of the end of 2015, the Portfolio’s equity exposure was 48%. We were very cautious about U.S. equities over the course of 2015 and managed the Portfolio’s equity exposure accordingly - average exposure over the course of the year was 51%, but the erosion in the options’ value as they approached expiration was the primary driver of equity underperformance.

In fixed income, we held multiple securities across issuers and managed duration in an effort to provide an optimal combination of safety, yield and diversification, while meeting the Portfolio’s long-term objectives. We opportunistically added value in 2015 by managing interest rate exposure with yield-curve positioning.

Equity options were the biggest contributor to the Portfolio’s returns this year, followed by bonds and equity futures. The best performing holding in the Portfolio for 2015 was the U.S. Treasury Bond, Principal Only, STRIPS, 08/15/2024.

The Portfolio used derivatives during the period, which positively contributed to performance.

Devang Gambhirwala

Marcus M. Perl

Ted Lockwood

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(3.24)%	5.37%	09/17/2012
S&P 500® (A)	1.38%	13.00%
Barclays U.S. Government 5-10 Year Index (B)	1.86%	1.41%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	1.21%	7.33%

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Barclays U.S. Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Barclays U.S. Aggregate Bond Index.

(D) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Service Class	$1,000.00	$983.00	$4.85	$1,020.30	$4.94	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	49.3%
U.S. Government Agency Obligations	28.1
Securities Lending Collateral	19.8
Over-the-Counter Options Purchased	12.2
Repurchase Agreement	7.7
Foreign Government Obligation	2.4
Short-Term U.S. Government Obligation	0.3
Net Other Assets (Liabilities)^	(19.8)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 2.4%
International Finance Corp.
0.63%, 12/21/2017 (A)	$ 12,000,000	$ 11,846,436

Total Foreign Government Obligation (Cost $11,896,009)		11,846,436

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.1%
Federal Farm Credit Banks
4.88%, 01/17/2017	2,935,000	3,053,806
Federal Home Loan Bank
1.00%, 06/21/2017	21,455,000	21,443,135
1.13%, 04/25/2018 (A)	15,000,000	14,960,895
Federal Home Loan Mortgage Corp.
0.50%, 05/13/2016	13,550,000	13,551,152
1.00%, 09/29/2017	12,000,000	11,966,952
1.25%, 10/02/2019 (A)	25,000,000	24,659,225
Federal National Mortgage Association
0.50%, 03/30/2016	16,750,000	16,751,290
0.88%, 08/28/2017	18,035,000	17,973,555
1.75%, 06/20/2019 (A)	5,000,000	5,038,305
6.25%, 05/15/2029	5,000,000	6,778,865

Total U.S. Government Agency Obligations (Cost $136,419,941)		136,177,180

U.S. GOVERNMENT OBLIGATIONS - 49.3%
U.S. Treasury Bond, Principal Only STRIPS
02/15/2016 - 08/15/2034	101,300,000	79,124,547
08/15/2016 - 08/15/2022 (A)	170,680,000	159,547,385

Total U.S. Government Obligations (Cost $239,254,141)		238,671,932

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bill
0.21%, 03/03/2016 (B) (C)	1,500,000	1,499,736

Total Short-Term U.S. Government Obligation (Cost $1,499,458)		1,499,736

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 12.2%
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,000.00 Expiration Date 04/05/2019, CSFB	1,000	$ 28,791,787
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,000.00 Expiration Date 04/05/2019, GSC	200	5,897,113
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,050.00 Expiration Date 05/01/2020, UBS	500	16,077,693
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,200.00 Expiration Date 12/03/2020, GSC	300	8,544,069

Total Over-the-Counter Options Purchased (Cost $60,808,578)		59,310,662

	Shares	Value
SECURITIES LENDING COLLATERAL - 19.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	95,696,806	95,696,806

Total Securities Lending Collateral (Cost $95,696,806)		95,696,806

	Principal	Value
REPURCHASE AGREEMENT - 7.7%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $37,131,571 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $37,874,450.	$ 37,131,447	37,131,447

Total Repurchase Agreement (Cost $37,131,447)		37,131,447

Total Investments (Cost $582,706,380) (D)		580,334,199
Net Other Assets (Liabilities) - (19.8)%		(95,948,437)

Net Assets - 100.0%		$ 484,385,762

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	169	03/18/2016	$291,285	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Foreign Government Obligation	$—	$11,846,436	$—	$11,846,436
U.S. Government Agency Obligations	—	136,177,180	—	136,177,180
U.S. Government Obligations	—	238,671,932	—	238,671,932
Short-Term U.S. Government Obligation	—	1,499,736	—	1,499,736
Over-the-Counter Options Purchased	59,310,662	—	—	59,310,662
Securities Lending Collateral	95,696,806	—	—	95,696,806
Repurchase Agreement	—	37,131,447	—	37,131,447

Total Investments	$155,007,468	$425,326,731	$—	$580,334,199

Other Financial Instruments
Futures Contracts (F)	$291,285	$—	$—	$291,285

Total Other Financial Instruments	$291,285	$—	$—	$291,285

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $93,760,718. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $1,499,736.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $582,706,380. Aggregate gross unrealized appreciation and depreciation for all securities is $2,234,493 and $4,606,674, respectively. Net unrealized depreciation for tax purposes is $2,372,181.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
UBS	UBS AG

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $545,574,933) (including securities loaned of $93,760,718)	$543,202,752
Repurchase agreement, at value (cost $37,131,447)	37,131,447
Receivables:
Shares sold	26,508
Interest	338,841
Net income from securities lending	21,029

Total assets	580,720,577

Liabilities:
Payables and other liabilities:
Shares redeemed	36,939
Investment advisory fees	268,869
Distribution and service fees	103,411
Administration fees	12,409
Transfer agent fees	1,199
Trustees, CCO and deferred compensation fees	1,022
Audit and tax fees	13,822
Custody fees	10,633
Legal fees	6,001
Printing and shareholder reports fees	20,000
Other	1,464
Variation margin payable	162,240
Collateral for securities on loan	95,696,806

Total liabilities	96,334,815

Net assets	$484,385,762

Net assets consist of:
Capital stock ($0.01 par value)	$428,740
Additional paid-in capital	478,585,000
Undistributed (distributions in excess of) net investment income (loss)	764,352
Accumulated net realized gain (loss)	6,688,566
Net unrealized appreciation (depreciation) on:
Investments	(2,372,181)
Futures contracts	291,285

Net assets	$484,385,762

Shares outstanding	42,873,964

Net asset value and offering price per share	$11.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$5,251,166
Net income from securities lending	114,145

Total investment income	5,365,311

Expenses:
Investment advisory fees	3,103,269
Distribution and service fees	1,193,565
Administration fees	129,473
Transfer agent fees	6,834
Trustees, CCO and deferred compensation fees	12,623
Audit and tax fees	19,332
Custody fees	60,013
Legal fees	31,144
Printing and shareholder reports fees	30,446
Other	14,260

Total expenses	4,600,959

Net investment income (loss)	764,352

Net realized gain (loss) on:
Investments	6,716,408
Futures contracts	913,414

Net realized gain (loss)	7,629,822

Net change in unrealized appreciation (depreciation) on:
Investments	(23,859,988)
Futures contracts	(643,916)

Net change in unrealized appreciation (depreciation)	(24,503,904)

Net realized and change in unrealized gain (loss)	(16,874,082)

Net increase (decrease) in net assets resulting from operations	$(16,109,730)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$764,352	$(562,753)
Net realized gain (loss)	7,629,822	17,100,853
Net change in unrealized appreciation (depreciation)	(24,503,904)	13,786,121

Net increase (decrease) in net assets resulting from operations	(16,109,730)	30,324,221

Distributions to shareholders:
Net realized gains	(17,446,421)	(4,401,071)

Capital share transactions:
Proceeds from shares sold	72,486,209	235,421,610
Dividends and distributions reinvested	17,446,421	4,401,071
Cost of shares redeemed	(18,543,949)	(3,765,481)

Net increase (decrease) in net assets resulting from capital share transactions	71,388,681	236,057,200

Net increase (decrease) in net assets	37,832,530	261,980,350

Net assets:
Beginning of year	446,553,232	184,572,882

End of year	$484,385,762	$446,553,232

Undistributed (distributions in excess of) net investment income (loss)	$764,352	$—

Capital share transactions - shares:
Shares issued	6,071,550	20,537,947
Shares reinvested	1,556,327	379,076
Shares redeemed	(1,597,345)	(324,667)

Net increase (decrease) in shares outstanding	6,030,532	20,592,356

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$12.12	$11.36	$9.94		$10.00

Investment operations:
Net investment income (loss)(B)	0.02	(0.02)	(0.06)		(0.01)
Net realized and unrealized gain (loss)	(0.42)	0.93	1.48		(0.05)

Total investment operations	(0.40)	0.91	1.42		(0.06)

Distributions:
Net realized gains	(0.42)	(0.15)	(0.00	)(C)	—

Net asset value, end of period/year	$11.30	$12.12	$11.36		$9.94

Total return (D)	(3.24)%	8.04%	14.30%		(0.60	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$484,386	$446,553	$184,573		$19,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.97%	1.03%		1.88	%(F)
Including waiver and/or reimbursement and recapture	0.96%	0.97%	1.06%		1.07	%(F)
Net investment income (loss) to average net assets	0.16%	(0.18)%	(0.52)%		(0.49	)%(F)
Portfolio turnover rate	18%	16%	13%		—%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Foreign Government Obligations	$10,886,304	$—	$—	$—	$10,886,304
U.S. Government Agency Obligations	15,763,441	—	—	—	15,763,441
U.S. Government Obligations	69,047,061	—	—	—	69,047,061
Total Securities Lending Transactions	$95,696,806	$—	$—	$—	$95,696,806
Total Borrowings	$95,696,806	$—	$—	$—	$95,696,806
Gross amount of recognized liabilities for securities lending transactions					$95,696,806

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$59,310,662	$—	$—	$59,310,662
Net unrealized appreciation on futures contracts (B) (C)	—	—	291,285	—	—	291,285
Total (D)	$—	$—	$59,601,947	$—	$—	$59,601,947

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$5,639,250	$—	$—	$5,639,250
Futures contracts	—	—	913,414	—	—	913,414
Total	$—	$—	$6,552,664	$—	$—	$6,552,664

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(1,497,916)	$—	$—	$(1,497,916)
Futures contracts	—	—	(643,916)	—	—	(643,916)
Total	$—	$—	$(2,141,832)	$—	$—	$(2,141,832)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Futures Contracts at Notional Amount
Calls	Puts	Long	Short
$ 65,650,126	$ —	9,873	—

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.65%
Over $500 million up to $1 billion	0.62%
Over $1 billion up to $1.5 billion	0.59%
Over $1.5 billion	0.57%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.82%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 10,802,412	$ 157,290,717	$ 14,692,850	$ 62,902,850

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 942,716	$ 16,503,705	$ —	$ 3,803,911	$ 597,160	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,892,408	$ 5,851,795	$ —	$ —	$ —	$ (2,372,181)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Market Participation Strategy VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,503,705 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies were particularly lackluster. While the U.S. Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the renminbi was granted reserve currency status by the International Monetary Fund. In emerging markets generally, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

PERFORMANCE

For year ended December 31, 2015, Transamerica MFS International Equity VP, Initial Class returned 0.08%. By comparison, its benchmark, the MSCI EAFE Index, returned (0.39)%.

STRATEGY REVIEW

Strong stock selection in the leisure sector was a key contributor to performance relative to the MSCI EAFE Index. Within this sector, an overweight position in advertising and marketing firm WPP PLC (United Kingdom) boosted relative results.

A combination of stock selection and an underweight position in the energy sector also supported relative returns. Not owning global energy and petrochemicals company Royal Dutch Shell (United Kingdom) helped relative performance.

Strong stock selection in the technology sector further boosted relative returns. An overweight position in eyeglass maker Hoya Corp. (Japan) aided relative results.

An overweight position in the consumer staples sector also bolstered relative performance. An overweight position in Japan Tobacco, Inc. contributed to relative results, as the stock outpaced the benchmark during the reporting period.

Elsewhere, overweight positions in medical thermometers manufacturer Terumo Corp. (Japan), human resources and employment services provider Randstad Holdings NV (Netherlands) and investment management and banking firm UBS Group AG (Switzerland) aided relative results. Additionally, not owning shares of mining giant BHP Billiton (United Kingdom), financial services firm Banco Santander SA (Spain) and commodity trading and mining company Glencore PLC (United Kingdom) also helped relative performance.

Weak stock selection in health care detracted from relative performance. Within this sector not owning shares of pharmaceutical company Novo Nordisk A/S (Denmark) weighed on relative results.

Stock selection in the transportation sector also hurt relative returns. The portfolio’s holdings of Canadian National Railway Co. hampered relative performance.

Security selection in retailing and industrial goods/services sectors also weakened relative returns. Within retailing, there no individual stocks among the top relative detractors during the period. Within the industrial goods/services sector, overweight positions in electrical distribution equipment manufacturer Schneider Electric SE (France) and engine manufacturer Rolls-Royce Holdings PLC (United Kingdom) detracted from relative results.

Stocks in other sectors that held back relative performance included overweight positions in financial services firm DBS Group Holdings, Ltd. (Singapore), industrial gas supplier Linde AG (Germany), banking group Standard Chartered PLC (United Kingdom), energy-related services provider Engie SA (France) and mining operator Rio Tinto PLC (Australia). Additionally, holdings of Brazil-based bank Itau Unibanco Holding SA (no longer held at year end) also weighed on relative results.

Daniel Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.08%	4.25%	4.61%	01/02/1997
MSCI EAFE Index (A)	(0.39)%	4.07%	3.50%
Service Class	(0.24)%	3.99%	4.34%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$933.50	$4.97	$1,020.10	$5.19	1.02%
Service Class	1,000.00	931.70	6.18	1,018.80	6.46	1.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	5.2
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(5.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.7%
Australia - 0.5%
Orica, Ltd. (A)	139,488	$ 1,575,496

Belgium - 0.7%
KBC Groep NV	40,659	2,548,216

Brazil - 0.4%
Ambev SA, ADR	346,789	1,546,679

Canada - 4.4%
Canadian National Railway Co. (A)	110,979	6,201,506
Element Financial Corp.	186,536	2,251,320
Loblaw Cos., Ltd.	47,024	2,220,531
Suncor Energy, Inc.	115,508	2,981,821
Valeant Pharmaceuticals International, Inc. (B)	21,318	2,166,975

		15,822,153

China - 0.5%
Alibaba Group Holding, Ltd., ADR (B)	22,384	1,819,148

Denmark - 0.6%
Carlsberg A/S, Class B	24,412	2,162,699

France - 14.0%
Air Liquide SA, Class A	65,719	7,402,694
Bureau Veritas SA	89,554	1,789,766
Danone SA	123,716	8,373,443
Dassault Systemes	31,908	2,558,049
Engie SA	250,580	4,445,588
Hermes International	2,032	688,430
L’Oreal SA	9,374	1,582,071
Legrand SA	53,247	3,020,614
LVMH Moet Hennessy Louis Vuitton SE	36,821	5,798,205
Pernod Ricard SA	69,457	7,940,746
Schneider Electric SE	112,244	6,411,329

		50,010,935

Germany - 11.2%
Bayer AG	104,019	12,990,968
Beiersdorf AG	77,031	7,001,450
Linde AG	30,449	4,398,612
Merck KGaA	38,136	3,692,357
MTU Aero Engines AG	16,836	1,640,920
ProSiebenSat.1 Media SE	56,541	2,852,568
SAP SE	94,005	7,459,589

		40,036,464

Hong Kong - 3.5%
AIA Group, Ltd.	1,366,000	8,213,573
Global Brands Group Holding, Ltd. (B)	9,954,000	1,888,037
Li & Fung, Ltd. (A)	3,526,000	2,402,214

		12,503,824

Israel - 0.7%
Check Point Software Technologies, Ltd., Class A (A) (B)	32,462	2,641,757

Japan - 13.7%
Denso Corp. (A)	165,100	7,889,383
FANUC Corp.	22,300	3,842,064
Honda Motor Co., Ltd.	224,200	7,165,771
Hoya Corp.	234,900	9,605,663
INPEX Corp.	343,800	3,351,673
Japan Tobacco, Inc. (A)	145,000	5,323,495
Kyocera Corp.	80,900	3,757,037

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Shin-Etsu Chemical Co., Ltd.	33,500	$ 1,821,255
Terumo Corp.	192,200	5,956,936

		48,713,277

Netherlands - 5.5%
Akzo Nobel NV	88,457	5,929,337
Heineken NV	21,083	1,804,774
ING Groep NV, CVA	477,056	6,454,584
Randstad Holding NV	88,603	5,539,523

		19,728,218

Singapore - 1.9%
DBS Group Holdings, Ltd. (A)	436,100	5,133,302
Singapore Telecommunications, Ltd.	607,900	1,573,449

		6,706,751

Spain - 1.2%
Amadeus IT Holding SA, Class A	93,663	4,141,255

Sweden - 1.3%
Hennes & Mauritz AB, Class B	129,450	4,604,573

Switzerland - 13.4%
Julius Baer Group, Ltd. (B)	80,058	3,872,978
Keuhne & Nagel International AG	11,636	1,594,122
Nestle SA	176,103	13,073,047
Novartis AG	83,899	7,216,931
Roche Holding AG	40,418	11,200,167
Sonova Holding AG	14,288	1,815,339
UBS Group AG	463,615	8,993,881

		47,766,465

Taiwan - 2.9%
Hon Hai Precision Industry Co., Ltd.	693,108	1,704,969
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	375,604	8,544,991

		10,249,960

United Kingdom - 20.4%
Barclays PLC	1,100,529	3,551,433
BG Group PLC	178,243	2,588,244
Compass Group PLC	701,512	12,151,486
Delphi Automotive PLC, Class A	29,666	2,543,266
Diageo PLC	213,932	5,855,003
HSBC Holdings PLC	783,868	6,196,210
Prudential PLC	155,518	3,510,042
Reckitt Benckiser Group PLC, Class A	91,532	8,475,360
Rio Tinto PLC	90,982	2,655,018
Rolls-Royce Holdings PLC (B)	320,263	2,714,757
Sky PLC	394,996	6,475,211
Smiths Group PLC	225,655	3,125,346
Standard Chartered PLC	173,125	1,438,680
WPP PLC, Class A	503,202	11,594,653

		72,874,709

United States - 1.9%
Yum! Brands, Inc.	89,982	6,573,185

Total Common Stocks (Cost $336,845,992)		352,025,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	18,582,603	$ 18,582,603

Total Securities Lending Collateral (Cost $18,582,603)		18,582,603

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $3,984,258 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.10%, due 03/14/2018, and with a value of $4,064,650.	$ 3,984,244	3,984,244

Total Repurchase Agreement (Cost $3,984,244)		3,984,244

Total Investments (Cost $359,412,839) (D)		374,592,611
Net Other Assets (Liabilities) - (5.0)%		(17,915,289)

Net Assets - 100.0%		$ 356,677,322

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	9.9%	$37,267,398
Banks	6.8	25,322,425
Food Products	5.7	21,446,490
Chemicals	5.6	21,127,394
Media	5.6	20,922,432
Beverages	5.2	19,309,901
Hotels, Restaurants & Leisure	5.0	18,724,671
Health Care Equipment & Supplies	4.6	17,377,938
Capital Markets	3.4	12,866,859
Software	3.4	12,659,395
Insurance	3.1	11,723,615
Textiles, Apparel & Luxury Goods	2.9	10,776,886
Auto Components	2.8	10,432,649
Electrical Equipment	2.5	9,431,943
Oil, Gas & Consumable Fuels	2.4	8,921,738
Personal Products	2.3	8,583,521
Semiconductors & Semiconductor Equipment	2.3	8,544,991
Household Products	2.3	8,475,360
Professional Services	2.0	7,329,289
Automobiles	1.9	7,165,771
Road & Rail	1.7	6,201,506
Electronic Equipment, Instruments & Components	1.5	5,462,006
Tobacco	1.4	5,323,495
Specialty Retail	1.2	4,604,573
Multi-Utilities	1.2	4,445,588
Aerospace & Defense	1.2	4,355,677
IT Services	1.1	4,141,255
Machinery	1.0	3,842,064
Industrial Conglomerates	0.8	3,125,346

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Metals & Mining	0.7%	$2,655,018
Diversified Financial Services	0.6	2,251,320
Food & Staples Retailing	0.6	2,220,531
Internet Software & Services	0.5	1,819,148
Marine	0.4	1,594,122
Diversified Telecommunication Services	0.4	1,573,449

Investments, at Value	94.0	352,025,764
Short-Term Investments	6.0	22,566,847

Total Investments	100.0%	$374,592,611

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$39,491,179	$312,534,585	$—	$352,025,764
Securities Lending Collateral	18,582,603	—	—	18,582,603
Repurchase Agreement	—	3,984,244	—	3,984,244

Total Investments	$58,073,782	$316,518,829	$—	$374,592,611

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $17,830,549. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $362,890,891. Aggregate gross unrealized appreciation and depreciation for all securities is $37,629,203 and $25,927,483, respectively. Net unrealized appreciation for tax purposes is $11,701,720
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $355,428,595) (including securities loaned of $17,830,549)	$370,608,367
Repurchase agreement, at value (cost $3,984,244)	3,984,244
Cash	24,976
Foreign currency, at value (cost $119,168)	118,952
Receivables:
Shares sold	247,286
Investments sold	42,286
Interest	3
Dividends	157,944
Tax reclaims	709,186
Net income from securities lending	9,892

Total assets	375,903,136

Liabilities:
Payables and other liabilities:
Shares redeemed	2,727
Investments purchased	232,386
Investment advisory fees	270,614
Distribution and service fees	21,344
Administration fees	9,096
Transfer agent fees	908
Trustees, CCO and deferred compensation fees	637
Audit and tax fees	16,038
Custody fees	46,602
Legal fees	4,830
Printing and shareholder reports fees	36,889
Other	1,140
Collateral for securities on loan	18,582,603

Total liabilities	19,225,814

Net assets	$356,677,322

Net assets consist of:
Capital stock ($0.01 par value)	$444,907
Additional paid-in capital	337,521,122
Undistributed (distributions in excess of) net investment income (loss)	4,302,683
Accumulated net realized gain (loss)	(750,829)
Net unrealized appreciation (depreciation) on:
Investments	15,179,772
Translation of assets and liabilities denominated in foreign currencies	(20,333)

Net assets	$356,677,322

Net assets by class:
Initial Class	$256,000,578
Service Class	100,676,744

Shares outstanding:
Initial Class	31,780,363
Service Class	12,710,292

Net asset value and offering price per share:
Initial Class	$8.06
Service Class	7.92

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$9,107,041
Interest income	242
Net income from securities lending	267,696
Withholding taxes on foreign income	(757,933)

Total investment income	8,617,046

Expenses:
Investment advisory fees	3,249,952
Distribution and service fees:
Service Class	219,641
Administration fees	98,501
Transfer agent fees	5,068
Trustees, CCO and deferred compensation fees	9,410
Audit and tax fees	23,331
Custody fees	263,180
Legal fees	24,227
Printing and shareholder reports fees	31,467
Other	12,279

Total expenses	3,937,056

Net investment income (loss)	4,679,990

Net realized gain (loss) on:
Investments	10,694,076
Foreign currency transactions	(65,590)

Net realized gain (loss)	10,628,486

Net change in unrealized appreciation (depreciation) on:
Investments	(16,649,426)
Translation of assets and liabilities denominated in foreign currencies	(13,744)

Net change in unrealized appreciation (depreciation)	(16,663,170)

Net realized and change in unrealized gain (loss)	(6,034,684)

Net increase (decrease) in net assets resulting from operations	$(1,354,694)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$4,679,990	$5,677,567
Net realized gain (loss)	10,628,486	12,620,991
Net change in unrealized appreciation (depreciation)	(16,663,170)	(36,894,878)

Net increase (decrease) in net assets resulting from operations	(1,354,694)	(18,596,320)

Distributions to shareholders:
Net investment income:
Initial Class	(4,398,248)	(2,746,764)
Service Class	(1,346,369)	(579,285)

Total distributions from net investment income	(5,744,617)	(3,326,049)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,192,948	66,709,090
Service Class	39,606,265	22,450,331

	64,799,213	89,159,421

Dividends and distributions reinvested:
Initial Class	4,398,248	2,746,764
Service Class	1,346,369	579,285

	5,744,617	3,326,049

Cost of shares redeemed:
Initial Class	(42,351,535)	(63,631,985)
Service Class	(9,718,110)	(7,538,335)

	(52,069,645)	(71,170,320)

Net increase (decrease) in net assets resulting from capital share transactions	18,474,185	21,315,150

Net increase (decrease) in net assets	11,374,874	(607,219)

Net assets:
Beginning of year	345,302,448	345,909,667

End of year	$356,677,322	$345,302,448

Undistributed (distributions in excess of) net investment income (loss)	$4,302,683	$5,433,106

Capital share transactions - shares:
Shares issued:
Initial Class	2,917,149	7,717,469
Service Class	4,692,242	2,646,095

	7,609,391	10,363,564

Shares reinvested:
Initial Class	541,656	319,020
Service Class	168,296	68,312

	709,952	387,332

Shares redeemed:
Initial Class	(4,937,605)	(7,359,884)
Service Class	(1,174,743)	(893,743)

	(6,112,348)	(8,253,627)

Net increase (decrease) in shares outstanding:
Initial Class	(1,478,800)	676,605
Service Class	3,685,795	1,820,664

	2,206,995	2,497,269

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$8.19	$8.72	$7.47	$6.22	$7.01

Investment operations:
Net investment income (loss) (A)	0.12	0.14	0.10	0.12	0.12
Net realized and unrealized gain (loss)	(0.11)	(0.59)	1.24	1.25	(0.82)

Total investment operations	0.01	(0.45)	1.34	1.37	(0.70)

Distributions:
Net investment income	(0.14)	(0.08)	(0.09)	(0.12)	(0.09)

Net asset value, end of year	$8.06	$8.19	$8.72	$7.47	$6.22

Total return (B)	0.08%	(5.17)%	18.09%	22.16%	(10.06)%

Ratio and supplemental data:
Net assets end of year (000’s)	$256,000	$272,525	$284,043	$185,299	$156,152
Expenses to average net assets	1.02%	1.02%	1.03%	1.06%	1.04%
Net investment income (loss) to average net assets	1.36%	1.67%	1.21%	1.67%	1.72%
Portfolio turnover rate	17%	22%	16%	27%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$8.06	$8.59	$7.37	$6.14	$6.92

Investment operations:
Net investment income (loss) (A)	0.09	0.12	0.08	0.09	0.10
Net realized and unrealized gain (loss)	(0.11)	(0.58)	1.22	1.24	(0.81)

Total investment operations	(0.02)	(0.46)	1.30	1.33	(0.71)

Distributions:
Net investment income	(0.12)	(0.07)	(0.08)	(0.10)	(0.07)

Net asset value, end of year	$7.92	$8.06	$8.59	$7.37	$6.14

Total return (B)	(0.24)%	(5.41)%	17.77%	21.87%	(10.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$100,677	$72,777	$61,867	$36,997	$20,788
Expenses to average net assets	1.27%	1.27%	1.28%	1.31%	1.29%
Net investment income (loss) to average net assets	1.04%	1.39%	0.97%	1.37%	1.45%
Portfolio turnover rate	17%	22%	16%	27%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $163.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$18,582,603	$—	$—	$—	$18,582,603
Total Borrowings	$18,582,603	$—	$—	$—	$18,582,603
Gross amount of recognized liabilities for securities lending transactions					$18,582,603

5. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$103,634,697	29.06%

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.900%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.850%
Over $1 billion	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.125%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 74,972,757	$ —	$ 59,742,087	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 1	$ (65,796)	$ 65,795

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $8,080,857.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,744,617	$ —	$ —	$ 3,326,049	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,612,880	$ 2,417,299	$ —	$ —	$ —	$ 11,681,114

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 5,837,195	$ 289,859

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in-between. The anticipation of the U.S. Federal Reserve’s (“Fed”) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy’s slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar’s strength relative to other major currencies, propelled by the Fed’s move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

PERFORMANCE

For year ended December 31, 2015, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 11.79%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 5.67%.

STRATEGY REVIEW

During the period, the Portfolio outperformed its benchmark. Although our focus remains on our bottom-up stock selection process, both stock selection and sector allocation had a strongly positive impact on relative performance.

The consumer discretionary sector contributed nearly all of the Portfolio’s relative outperformance. Performance was led by our holding in online retail and cloud computing leader Amazon.com, Inc. The company reported strong quarterly results, with revenue and profit growth in both its core retail business and its web services business ahead of market expectations.

The Portfolio also benefited to a much smaller degree from an underweight in industrials, both an underweight and stock selection in information technology, stock selection in financials and lack of exposure to energy.

Consumer staples weighed the most on performance, driven primarily by unfavorable stock selection and a small relative loss from an underweight. Keurig Green Mountain, Inc., a leading single-serve coffee provider, was the biggest drag on results in the sector. The company’s poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

Stock selection in health care also detracted. Specialty drug maker Valeant Pharmaceuticals International, Inc. (no longer held at year end) led the group lower, as its shares were plagued by growing drug pricing scrutiny across the industry. During October, the shares declined further due to allegations regarding its relationships and business practices with specialty pharmacies. We eliminated the position during the month, due to our assessment of the relative risk/reward profile.

During the year, the Portfolio used derivatives, which positively contributed to performance.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.79%	13.84%	9.04%	05/03/1999
Russell 1000® Growth Index (A)	5.67%	13.53%	8.53%
Service Class	11.45%	13.56%	8.76%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,035.30	$4.46	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,033.20	5.74	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	93.0%
Securities Lending Collateral	19.7
Repurchase Agreement	7.0
Over-the-Counter Foreign Exchange Options Purchased	0.2
Net Other Assets (Liabilities)	(19.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 93.0%
Automobiles - 4.1%
Tesla Motors, Inc. (A) (B)	45,015	$ 10,804,050

Beverages - 3.0%
Monster Beverage Corp. (B)	52,961	7,889,071

Biotechnology - 0.9%
Alnylam Pharmaceuticals, Inc. (A) (B)	13,713	1,290,942
Intrexon Corp. (A) (B)	33,118	998,508

		2,289,450

Consumer Finance - 0.7%
LendingClub Corp. (A) (B)	167,187	1,847,416

Diversified Financial Services - 2.6%
McGraw Hill Financial, Inc.	69,202	6,821,933

Electrical Equipment - 0.5%
SolarCity Corp. (A) (B)	25,108	1,281,010

Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	44,686	3,805,236

Food Products - 4.6%
Keurig Green Mountain, Inc.	53,369	4,802,143
Mead Johnson Nutrition Co., Class A (A)	92,852	7,330,665

		12,132,808

Health Care Equipment & Supplies - 4.0%
Intuitive Surgical, Inc. (B)	19,040	10,398,886

Health Care Technology - 1.6%
athenahealth, Inc. (A) (B)	25,362	4,082,521

Internet & Catalog Retail - 16.8%
Amazon.com, Inc. (B)	36,975	24,991,033
JD.com, Inc., ADR (B)	91,357	2,947,634
Netflix, Inc. (A) (B)	64,322	7,357,150
Priceline Group, Inc. (B)	6,766	8,626,312

		43,922,129

Internet Software & Services - 21.6%
Alibaba Group Holding, Ltd., ADR (B)	37,326	3,033,484
Alphabet, Inc., Class C	16,709	12,680,126
Facebook, Inc., Class A (B)	210,012	21,979,856
LinkedIn Corp., Class A (B)	48,226	10,854,708
Twitter, Inc. (A) (B)	337,310	7,805,353

		56,353,527

IT Services - 7.5%
MasterCard, Inc., Class A	120,384	11,720,586
Visa, Inc., Class A (A)	100,542	7,797,032

		19,517,618

Life Sciences Tools & Services - 5.0%
Illumina, Inc. (B)	68,641	13,175,297

Media - 1.5%
Naspers, Ltd., Class N	28,519	3,909,491

Pharmaceuticals - 3.1%
Zoetis, Inc., Class A	167,136	8,009,157

Software - 7.4%
Mobileye NV (B)	28,025	1,184,897
salesforce.com, Inc. (B)	117,131	9,183,071
Splunk, Inc. (A) (B)	40,658	2,391,097
Workday, Inc., Class A (A) (B)	81,781	6,516,310

		19,275,375

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	138,281	$ 14,555,458

Textiles, Apparel & Luxury Goods - 1.1%
Michael Kors Holdings, Ltd. (B)	70,113	2,808,727

Total Common Stocks (Cost $167,723,236)		242,879,160

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.2% (C)
Call - USD vs. CNY (D) Exercise Price CNY 6.70 Expiration Date 06/06/2016, RBS	33,121,642	563,101

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $128,946)		563,101

	Shares	Value
SECURITIES LENDING COLLATERAL - 19.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (E)	51,493,387	51,493,387

Total Securities Lending Collateral (Cost $51,493,387)		51,493,387

	Principal	Value
REPURCHASE AGREEMENT - 7.0%
State Street Bank & Trust Co. 0.03% (E), dated 12/31/2015, to be repurchased at $18,378,074 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.63% - 1.10%, due 03/14/2018 - 04/30/2018, and with a total value of $18,750,306.	$ 18,378,013	18,378,013

Total Repurchase Agreement (Cost $18,378,013)		18,378,013

Total Investments (Cost $237,723,582) (F)		313,313,661
Net Other Assets (Liabilities) - (19.9)%		(52,101,788)

Net Assets - 100.0%		$ 261,211,873

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$238,969,669	$3,909,491	$—	$242,879,160
Over-the-Counter Foreign Exchange Options Purchased	—	563,101	—	563,101
Securities Lending Collateral	51,493,387	—	—	51,493,387
Repurchase Agreement	—	18,378,013	—	18,378,013

Total Investments	$290,463,056	$22,850,605	$—	$313,313,661

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $50,350,904. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Cash in the amount of $510,000 has been segregated by the broker as collateral for open options contracts.
(D)	Illiquid security and/or derivative. Total aggregate value of illiquid derivatives is $563,101, representing 0.2% of the Portfolio’s net assets.
(E)	Rate disclosed reflects the yield at December 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $237,886,799. Aggregate gross unrealized appreciation and depreciation for all securities is $86,186,917 and $10,760,055, respectively. Net unrealized appreciation for tax purposes is $75,426,862.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $219,345,569) (including securities loaned of $50,350,904)	$294,935,648
Repurchase agreement, at value (cost $18,378,013)	18,378,013
Receivables:
Shares sold	107,839
Interest	15
Dividends	38,301
Net income from securities lending	35,696

Total assets	313,495,512

Liabilities:
Cash deposit due to broker	510,000
Payables and other liabilities:
Shares redeemed	28,050
Investment advisory fees	177,032
Distribution and service fees	12,855
Administration fees	6,639
Transfer agent fees	624
Trustees, CCO and deferred compensation fees	697
Audit and tax fees	11,718
Custody fees	7,129
Legal fees	3,245
Printing and shareholder reports fees	31,490
Other	773
Collateral for securities on loan	51,493,387

Total liabilities	52,283,639

Net assets	$261,211,873

Net assets consist of:
Capital stock ($0.01 par value)	$163,551
Additional paid-in capital	149,645,899
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	35,812,344
Net unrealized appreciation (depreciation) on:
Investments	75,590,079

Net assets	$261,211,873

Net assets by class:
Initial Class	$200,272,860
Service Class	60,939,013

Shares outstanding:
Initial Class	12,496,165
Service Class	3,858,895

Net asset value and offering price per share:
Initial Class	$16.03
Service Class	15.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$1,051,608
Interest income	6,957
Net income from securities lending	156,589
Withholding taxes on foreign income	(1,484)

Total investment income	1,213,670

Expenses:
Investment advisory fees	2,022,954
Distribution and service fees:
Service Class	128,175
Administration fees	68,462
Transfer agent fees	3,476
Trustees, CCO and deferred compensation fees	6,784
Audit and tax fees	14,846
Custody fees	41,894
Legal fees	16,529
Printing and shareholder reports fees	27,444
Other	8,654

Total expenses	2,339,218

Net investment income (loss)	(1,125,548)

Net realized gain (loss) on:
Investments	36,683,563
Foreign currency transactions	618

Net realized gain (loss)	36,684,181

Net change in unrealized appreciation (depreciation) on:
Investments	(7,558,385)

Net change in unrealized appreciation (depreciation)	(7,558,385)

Net realized and change in unrealized gain (loss)	29,125,796

Net increase (decrease) in net assets resulting from operations	$28,000,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(1,125,548)	$(752,797)
Net realized gain (loss)	36,684,181	21,092,967
Net change in unrealized appreciation (depreciation)	(7,558,385)	(6,539,360)

Net increase (decrease) in net assets resulting from operations	28,000,248	13,800,810

Distributions to shareholders:
Net realized gains:
Initial Class	(15,909,574)	(4,679,342)
Service Class	(4,493,395)	(889,385)

Total distributions from net realized gains	(20,402,969)	(5,568,727)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,584,374	16,984,267
Service Class	23,463,559	14,644,900

	40,047,933	31,629,167

Dividends and distributions reinvested:
Initial Class	15,909,574	4,679,342
Service Class	4,493,395	889,385

	20,402,969	5,568,727

Cost of shares redeemed:
Initial Class	(43,817,675)	(32,723,076)
Service Class	(8,141,590)	(12,412,768)

	(51,959,265)	(45,135,844)

Net increase (decrease) in net assets resulting from capital share transactions	8,491,637	(7,937,950)

Net increase (decrease) in net assets	16,088,916	294,133

Net assets:
Beginning of year	245,122,957	244,828,824

End of year	$261,211,873	$245,122,957

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	1,025,901	1,112,373
Service Class	1,449,040	961,311

	2,474,941	2,073,684

Shares reinvested:
Initial Class	1,067,757	298,047
Service Class	305,673	57,232

	1,373,430	355,279

Shares redeemed:
Initial Class	(2,633,194)	(2,145,092)
Service Class	(519,506)	(828,906)

	(3,152,700)	(2,973,998)

Net increase (decrease) in shares outstanding:
Initial Class	(539,536)	(734,672)
Service Class	1,235,207	189,637

	695,671	(545,035)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$15.68	$15.13	$10.32	$11.03	$11.71

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.04)	(0.01)	0.09	(0.01)
Net realized and unrealized gain (loss)	1.80	0.95	4.96	1.51	(0.67)

Total investment operations	1.74	0.91	4.95	1.60	(0.68)

Distributions:
Net investment income	—	—	(0.08)	—	—
Net realized gains	(1.39)	(0.36)	(0.06)	(2.31)	—

Total distributions	(1.39)	(0.36)	(0.14)	(2.31)	—

Net asset value, end of year	$16.03	$15.68	$15.13	$10.32	$11.03

Total return (B)	11.79%	6.00%	48.25%	15.55%	(5.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$200,273	$204,432	$208,314	$154,340	$151,683
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	0.88%	0.91%	0.91%
Including waiver and/or reimbursement and recapture	0.87%	0.88%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.39)%	(0.27)%	(0.05)%	0.75%	(0.05)%
Portfolio turnover rate	31%	29%	30%	51%	105	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$15.51	$15.00	$10.24	$10.99	$11.69

Investment operations:
Net investment income (loss) (A)	(0.11)	(0.08)	(0.04)	0.06	(0.03)
Net realized and unrealized gain (loss)	1.78	0.95	4.92	1.50	(0.67)

Total investment operations	1.67	0.87	4.88	1.56	(0.70)

Distributions:
Net investment income	—	—	(0.06)	—	—
Net realized gains	(1.39)	(0.36)	(0.06)	(2.31)	—

Total distributions	(1.39)	(0.36)	(0.12)	(2.31)	—

Net asset value, end of year	$15.79	$15.51	$15.00	$10.24	$10.99

Total return (B)	11.45%	5.79%	47.89%	15.20%	(5.99)%

Ratio and supplemental data:
Net assets end of year (000’s)	$60,939	$40,691	$36,515	$18,213	$12,591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.13%	1.13%	1.16%	1.16%
Including waiver and/or reimbursement and recapture	1.12%	1.13%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.66)%	(0.52)%	(0.34)%	0.52%	(0.28)%
Portfolio turnover rate	31%	29%	30%	51%	105	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party. Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations.

For the year ended December 31, 2015, commissions recaptured are $7,379.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$51,493,387	$—	$—	$—	$51,493,387
Total Borrowings	$51,493,387	$—	$—	$—	$51,493,387
Gross amount of recognized liabilities for securities lending transactions					$51,493,387

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$563,101	$—	$—	$—	$563,101
Total (B)	$—	$563,101	$—	$—	$—	$563,101

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(493,367)	$—	$—	$—	$(493,367)
Total	$—	$(493,367)	$—	$—	$—	$(493,367)

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$654,379	$—	$—	$—	$654,379
Total	$—	$654,379	$—	$—	$—	$654,379

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value
Calls	Puts
$ 316,568	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$563,101	$—	$(510,000)	$53,101	$—	$—	$—	$—

Total	$563,101	$—	$(510,000)	$53,101	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.800%
Over $500 million	0.675%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the year ended December 31, 2015, brokerage commissions are $28.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 73,530,765	$ —	$ 92,876,026	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, ordinary loss netting to reduce short term capital gains, and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (417,853)	$ 1,125,548	$ (707,695)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 20,402,969	$ —	$ 3,076,023	$ 2,492,704	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 35,975,561	$ —	$ —	$ —	$ 75,426,862

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,402,969 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in-between. The anticipation of the U.S. Federal Reserve’s (“Fed”) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy’s slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar’s strength relative to other major currencies, propelled by the Fed’s move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

PERFORMANCE

For year ended December 31, 2015, Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class returned (5.03)%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned (0.20)%.

STRATEGY REVIEW

During the period, the Portfolio underperformed its benchmark, driven by stock selection. Most of the relative losses were in the information technology, consumer staples and health care sectors.

Global communications platform Twitter, Inc. was the largest detractor in both the IT sector and the overall Portfolio. Twitter, Inc.’s shares were plagued by concerns around user growth, which has generally disappointed market expectations.

In the consumer staples sector, relative results were hurt by Keurig Green Mountain, Inc., a leading single-serve coffee provider. The company’s poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by privately-held JAB Holding Co. (not held) at an 80 percent premium, the stock detracted from performance for the period overall.

The Portfolio’s relative underperformance was partially offset by relative gains from stock selection and an underweight position in industrials. Verisk Analytics, Inc. was the sector’s top contributor to performance, as its share price rose on the company’s strong execution.

The Portfolio also benefited from a lack of exposure to the energy sector, which was, by far, the worst-performing sector in the index.

Stock selection in financials added value as well. MSCI, Inc. a global provider of performance, risk management, and corporate governance products was the Portfolio’s largest contributor. The company’s shares advanced on news that a large activist shareholder is pushing for changes at the company to create value.

During the year, the Portfolio used derivatives, which positively contributed to performance.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(5.03)%	6.11%	7.66%	03/01/1993
Russell Midcap® Growth Index (A)	(0.20)%	11.54%	8.16%
Service Class	(5.26)%	5.84%	7.38%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results, may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$933.10	$4.24	$1,020.80	$4.43	0.87%
Service Class	1,000.00	931.80	5.45	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	92.7%
Securities Lending Collateral	24.3
Repurchase Agreement	6.3
Preferred Stocks	0.5
Over-the-Counter Foreign Exchange Options Purchased	0.3
Convertible Preferred Stock	0.1
Net Other Assets (Liabilities)	(24.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 92.7%
Aerospace & Defense - 1.1%
TransDigm Group, Inc. (A)	31,421	$ 7,178,128

Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (A)	116,132	3,164,597

Automobiles - 4.6%
Tesla Motors, Inc. (A) (B)	121,630	29,192,416

Beverages - 3.4%
Monster Beverage Corp. (A)	144,764	21,564,045

Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (A)	36,098	3,398,266
Intrexon Corp. (A) (B)	84,030	2,533,504
Seattle Genetics, Inc. (A) (B)	45,519	2,042,893

		7,974,663

Communications Equipment - 0.9%
Palo Alto Networks, Inc. (A)	33,393	5,881,843

Consumer Finance - 2.1%
LendingClub Corp. (A) (B)	1,166,947	12,894,764

Diversified Financial Services - 5.6%
McGraw Hill Financial, Inc.	195,172	19,240,056
MSCI, Inc., Class A	221,631	15,986,244

		35,226,300

Electrical Equipment - 0.6%
SolarCity Corp. (A) (B)	68,217	3,480,431

Food Products - 5.2%
Keurig Green Mountain, Inc. (B)	150,524	13,544,150
Mead Johnson Nutrition Co., Class A	238,241	18,809,127

		32,353,277

Health Care Equipment & Supplies - 5.6%
DexCom, Inc. (A)	81,673	6,689,019
Intuitive Surgical, Inc. (A)	52,358	28,595,845

		35,284,864

Health Care Technology - 4.3%
athenahealth, Inc. (A) (B)	168,885	27,185,419

Hotels, Restaurants & Leisure - 5.6%
Chipotle Mexican Grill, Inc., Class A (A) (B)	10,216	4,902,148
Dunkin’ Brands Group, Inc. (B)	380,738	16,215,631
Marriott International, Inc., Class A (B)	214,134	14,355,543

		35,473,322

Internet & Catalog Retail - 1.5%
TripAdvisor, Inc. (A)	43,807	3,734,547
Vipshop Holdings, Ltd., ADR (A)	26,790	409,083
Zalando SE (A) (C)	139,935	5,535,506

		9,679,136

Internet Software & Services - 14.6%
Autohome, Inc., ADR (A)	208,303	7,273,941
Dropbox, Inc. (A) (D) (E) (F) (G)	423,376	6,062,744
LinkedIn Corp., Class A (A)	116,633	26,251,756
MercadoLibre, Inc.	61,076	6,983,430
Pandora Media, Inc. (A) (B)	317,331	4,255,409
Twitter, Inc. (A) (B)	912,169	21,107,591
Yelp, Inc., Class A (A)	112,729	3,246,595
Zillow Group, Inc., Class A (A) (B)	225,638	5,875,613
Zillow Group, Inc., Class C (A) (B)	451,275	10,595,937

		91,653,016

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.4%
FleetCor Technologies, Inc. (A)	104,334	$ 14,912,459
Gartner, Inc. (A)	68,372	6,201,340

		21,113,799

Life Sciences Tools & Services - 5.5%
Illumina, Inc. (A)	179,113	34,379,845

Pharmaceuticals - 4.5%
Endo International PLC (A)	103,339	6,326,413
Zoetis, Inc., Class A	456,852	21,892,348

		28,218,761

Professional Services - 3.8%
IHS, Inc., Class A (A)	54,976	6,510,808
Verisk Analytics, Inc., Class A (A)	224,304	17,244,491

		23,755,299

Software - 12.5%
Atlassian Corp. PLC, Class A (A)	93,473	2,811,668
FireEye, Inc. (A) (B)	177,068	3,672,390
Mobileye NV (A)	70,043	2,961,418
NetSuite, Inc. (A) (B)	59,542	5,038,444
ServiceNow, Inc. (A)	226,006	19,563,079
Splunk, Inc. (A) (B)	329,117	19,355,371
Tableau Software, Inc., Class A (A)	69,413	6,540,093
Workday, Inc., Class A (A) (B)	232,606	18,534,046

		78,476,509

Specialty Retail - 2.9%
Ulta Salon Cosmetics & Fragrance, Inc. (A)	97,601	18,056,185

Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp. (A) (B)	91,126	791,885
Stratasys, Ltd. (A) (B)	31,679	743,823

		1,535,708

Textiles, Apparel & Luxury Goods - 3.0%
lululemon athletica, Inc. (A) (B)	121,645	6,382,713
Michael Kors Holdings, Ltd. (A)	216,095	8,656,766
Under Armour, Inc., Class A (A) (B)	48,622	3,919,419

		18,958,898

Total Common Stocks (Cost $531,224,708)		582,681,225

CONVERTIBLE PREFERRED STOCK - 0.1%
Internet Software & Services - 0.1%
Dropbox, Inc. 0.00% (A) (D) (E) (F) (G)	41,951	600,738

Total Convertible Preferred Stock (Cost $379,619)		600,738

PREFERRED STOCKS - 0.5%
Internet Software & Services - 0.0% (H)
Peixe Urbano, Inc.
0.00% (A) (D) (E) (F) (G)	65,743	28,270

Software - 0.5%
Palantir Technologies, Inc.
Series G, 0.00% (A) (D) (E) (F) (G)	423,610	3,261,797

Total Preferred Stocks (Cost $3,460,565)		3,290,067

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.3% (I)
Call - USD vs. CNY (G) Exercise Price CNY 6.70 Expiration Date 06/06/2016, RBS	100,163,794	$ 1,702,885

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $389,948)		1,702,885

	Shares	Value
SECURITIES LENDING COLLATERAL - 24.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	153,105,289	153,105,289

Total Securities Lending Collateral (Cost $153,105,289)		153,105,289

	Principal	Value
REPURCHASE AGREEMENT - 6.3%

State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $39,511,059 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 12/15/2017, and with a value of $40,304,556.

	$ 39,510,927	$ 39,510,927

Total Repurchase Agreement (Cost $39,510,927)		39,510,927

Total Investments (Cost $728,071,056) (K)		780,891,131
Net Other Assets (Liabilities) - (24.2)%		(152,070,929)

Net Assets - 100.0%		$ 628,820,202

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$571,082,975	$5,535,506	$6,062,744	$582,681,225
Convertible Preferred Stock	—	—	600,738	600,738
Preferred Stocks	—	—	3,290,067	3,290,067
Over-the-Counter Foreign Exchange Options Purchased	—	1,702,885	—	1,702,885
Securities Lending Collateral	153,105,289	—	—	153,105,289
Repurchase Agreement	—	39,510,927	—	39,510,927

Total Investments	$724,188,264	$46,749,318	$9,953,549	$780,891,131

Level 3 Rollforward

Investments	Beginning Balance at December 31, 2014	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (M)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2015 (N)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2015 (M)
Common Stocks	$8,086,990	$—	$—	$—	$—	$(2,024,246)	$—	$—	$6,062,744	(2,024,246)
Convertible Preferred Stock	801,314	—	—	—	—	(200,576)	—	—	600,738	(200,576)
Preferred Stocks	3,425,622	—	—	—	—	(135,555)	—	—	3,290,067	(135,555)

Total	$12,313,926	$—	$—	$—	$—	$(2,360,377)	$—	$—	$9,953,549	$(2,360,377)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION (continued):

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at December 31, 2015	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 6,062,744	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	17% 2.5%	19% 3.5%	18% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	7.8x 20%	20.1x 20%	14.0x 20%	Increase Decrease
Convertible Preferred Stock	$ 600,738	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	17% 2.5%	19% 3.5%	18% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	7.8x 20%	20.1x 20%	14.0x 20%	Increase Decrease
Preferred Stocks	$ 3,290,067	Merger & Acquisition Transaction	Sale / Merger Scenario	$ 0.43	$ 0.43	$ 0.43	Increase
		Market Transaction Method	Precedent Transaction of Preferred Stock	$ 11.38	$ 11.38	$ 11.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	16.0% 2.5%	18.0% 3.5%	17.0% 3.0%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue Discount for Lack of Marketability	10.3x 20%	11.2x 20%	10.8x 20%	Decrease Increase

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $149,574,022. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $5,535,506, representing 0.9% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $9,953,549, representing 1.6% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	3,831,172	$6,062,744	1.0%

Convertible Preferred Stock	Dropbox, Inc.	05/25/2012	379,619	600,738	0.1

Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	2,164,319	28,270	0.0	(H)

Preferred Stocks	Palantir Technologies, Inc., Series G	07/19/2012	1,296,247	3,261,797	0.5

Total			$7,671,357	$9,953,549	1.6%

(G)	Illiquid security and/or derivative. Total aggregate value of illiquid securities is $9,953,549, representing 1.6% of the Portfolio’s net assets, and total aggregate value of illiquid derivatives is $1,702,885, representing 0.3% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Cash in the amount of $1,620,000 has been segregated by the broker as collateral for open options contracts.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $728,460,740. Aggregate gross unrealized appreciation and depreciation for all securities is $125,586,797 and $73,156,406, respectively. Net unrealized appreciation for tax purposes is $52,430,391.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2015 may be due to an investment no longer held or categorized as Level 3 at year end.
(N)	Total aggregate fair value of Level 3 securities is 1.6% of the Portfolio’s net assets.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $688,560,129) (including securities loaned of $149,574,022)	$741,380,204
Repurchase agreement, at value (cost $39,510,927)	39,510,927
Receivables:
Shares sold	22,514
Investments sold	3,758,234
Interest	33
Dividends	104,565
Net income from securities lending	179,122

Total assets	784,955,599

Liabilities:
Cash deposit due to broker	1,620,000
Payables and other liabilities:
Shares redeemed	740,204
Investment advisory fees	427,666
Distribution and service fees	22,816
Administration fees	16,037
Transfer agent fees	1,748
Trustees, CCO and deferred compensation fees	1,131
Audit and tax fees	13,816
Custody fees	17,822
Legal fees	11,168
Printing and shareholder reports fees	155,424
Other	2,276
Collateral for securities on loan	153,105,289

Total liabilities	156,135,397

Net assets	$628,820,202

Net assets consist of:
Capital stock ($0.01 par value)	$223,045
Additional paid-in capital	523,787,452
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	51,989,630
Net unrealized appreciation (depreciation) on:
Investments	52,820,075

Net assets	$628,820,202

Net assets by class:
Initial Class	$521,495,990
Service Class	107,324,212

Shares outstanding:
Initial Class	18,393,952
Service Class	3,910,573

Net asset value and offering price per share:
Initial Class	$28.35
Service Class	27.44

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income (A)	$(756,423)
Interest income	2,684
Net income from securities lending	1,592,876

Total investment income	839,137

Expenses:
Investment advisory fees	6,058,011
Distribution and service fees:
Service Class	286,252
Administration fees	202,993
Transfer agent fees	10,524
Trustees, CCO and deferred compensation fees	19,166
Audit and tax fees	21,771
Custody fees	100,550
Legal fees	51,912
Printing and shareholder reports fees	124,036
Other	29,388

Total expenses	6,904,603

Net investment income (loss)	(6,065,466)

Net realized gain (loss) on:
Investments	50,269,340
Foreign currency transactions	52

Net realized gain (loss)	50,269,392

Net change in unrealized appreciation (depreciation) on:
Investments	(74,140,873)

Net change in unrealized appreciation (depreciation)	(74,140,873)

Net realized and change in unrealized gain (loss)	(23,871,481)

Net increase (decrease) in net assets resulting from operations	$(29,936,947)

(A)	Reflects return of capital character reclassification of $2,596,816.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(6,065,466)	$185,742
Net realized gain (loss)	50,269,392	109,768,875
Net change in unrealized appreciation (depreciation)	(74,140,873)	(112,590,307)

Net increase (decrease) in net assets resulting from operations	(29,936,947)	(2,635,690)

Distributions to shareholders:
Net realized gains:
Initial Class	(89,617,316)	(51,736,884)
Service Class	(17,846,105)	(7,944,024)

Total distributions from net realized gains	(107,463,421)	(59,680,908)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,189,671	43,651,634
Service Class	15,154,638	18,115,618

	30,344,309	61,767,252

Dividends and distributions reinvested:
Initial Class	89,617,316	51,736,884
Service Class	17,846,105	7,944,024

	107,463,421	59,680,908

Cost of shares redeemed:
Initial Class	(238,529,588)	(112,321,883)
Service Class	(17,442,551)	(20,112,243)

	(255,972,139)	(132,434,126)

Net increase (decrease) in net assets resulting from capital share transactions	(118,164,409)	(10,985,966)

Net increase (decrease) in net assets	(255,564,777)	(73,302,564)

Net assets:
Beginning of year	884,384,979	957,687,543

End of year	$628,820,202	$884,384,979

Undistributed (distributions in excess of) net investment income (loss)	$—	$188,084

Capital share transactions - shares:
Shares issued:
Initial Class	451,512	1,149,958
Service Class	464,089	495,321

	915,601	1,645,279

Shares reinvested:
Initial Class	3,202,906	1,446,781
Service Class	658,285	227,557

	3,861,191	1,674,338

Shares redeemed:
Initial Class	(6,916,220)	(3,063,065)
Service Class	(557,730)	(560,190)

	(7,473,950)	(3,623,255)

Net increase (decrease) in shares outstanding:
Initial Class	(3,261,802)	(466,326)
Service Class	564,644	162,688

	(2,697,158)	(303,638)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$35.49	$37.94		$28.05	$27.13	$29.20

Investment operations:
Net investment income (loss) (A)	(0.25)	0.02		(0.02)	0.26	0.01
Net realized and unrealized gain (loss)	(1.61)	(0.00	)(B)	10.87	2.14	(1.98)

Total investment operations	(1.86)	0.02		10.85	2.40	(1.97)

Distributions:
Net investment income	—	—		(0.27)	—	(0.10)
Net realized gains	(5.28)	(2.47)		(0.69)	(1.48)	—

Total distributions	(5.28)	(2.47)		(0.96)	(1.48)	(0.10)

Net asset value, end of year	$28.35	$35.49		$37.94	$28.05	$27.13

Total return (C)	(5.03)%	0.02%		39.14%	9.08%	(6.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$521,496	$768,562		$839,396	$643,715	$648,157
Expenses to average net assets	0.87%	0.88%		0.88%	0.90%	0.89%
Net investment income (loss) to average net assets	(0.76)%	0.05%		(0.05)%	0.92%	0.04%
Portfolio turnover rate	21%	43%		49%	31%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$34.62	$37.16		$27.49	$26.69	$28.77

Investment operations:
Net investment income (loss) (A)	(0.33)	(0.07)		(0.10)	0.19	(0.05)
Net realized and unrealized gain (loss)	(1.57)	(0.00	)(B)	10.66	2.09	(1.96)

Total investment operations	(1.90)	(0.07)		10.56	2.28	(2.01)

Distributions:
Net investment income	—	—		(0.20)	—	(0.07)
Net realized gains	(5.28)	(2.47)		(0.69)	(1.48)	—

Total distributions	(5.28)	(2.47)		(0.89)	(1.48)	(0.07)

Net asset value, end of year	$27.44	$34.62		$37.16	$27.49	$26.69

Total return (C)	(5.26)%	(0.23)%		38.83%	8.78%	(7.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$107,324	$115,823		$118,292	$86,353	$85,691
Expenses to average net assets	1.12%	1.13%		1.13%	1.15%	1.14%
Net investment income (loss) to average net assets	(1.02)%	(0.20)%		(0.30)%	0.66%	(0.19)%
Portfolio turnover rate	21%	43%		49%	31%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $49,655.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$153,105,289	$—	$—	$—	$153,105,289
Total Borrowings	$153,105,289	$—	$—	$—	$153,105,289
Gross amount of recognized liabilities for securities lending transactions					$153,105,289

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$1,702,885	$—	$—	$—	$1,702,885
Total (B)	$—	$1,702,885	$—	$—	$—	$1,702,885

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(1,845,827)	$—	$—	$—	$(1,845,827)
Total	$—	$(1,845,827)	$—	$—	$—	$(1,845,827)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$2,157,819	$—	$—	$—	$2,157,819
Total	$—	$2,157,819	$—	$—	$—	$2,157,819

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value
Calls	Puts
$ 1,038,012	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$1,702,885	$—	$(1,620,000)	$82,885	$—	$—	$—	$—

Total	$1,702,885	$—	$(1,620,000)	$82,885	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $1 billion	0.800%
Over $1 billion	0.775%

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the year ended December 31, 2015, brokerage commissions are $83.

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 152,205,854	$ —	$ 367,560,510	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, non-real estate investment trust return of capital, and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (5,314,428)	$ 5,877,382	$ (562,954)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,298,345	$ 101,165,076	$ —	$ 18,545,365	$ 41,135,543	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 52,379,314	$ —	$ —	$ —	$ 52,430,391

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Morgan Stanley Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $101,165,076 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on December 9–10, 2015, the Board considered the termination of Morgan Stanley Investment Management Inc. (“Morgan Stanley”) as sub-adviser for Transamerica Morgan Stanley Mid-Cap Growth VP (the “Fund”) and the approval of Janus Capital Management LLC (“Janus”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the new sub-advisory agreement between Transamerica Asset Management (“TAM”) and Janus (the “Janus Sub-Advisory Agreement”) with respect to the Fund were reasonable and that the termination of Morgan Stanley as sub-adviser to the Fund and approval of the Janus Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Janus Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Morgan Stanley with respect to the Fund. TAM anticipates that these changes would be effective on or about May 1, 2016.

To assist the Board Members in their consideration of the Janus Sub-Advisory Agreement, the Board Members requested and received from TAM and Janus certain materials and information in advance of their meeting. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)         that TAM advised the Board Members that the appointment of Janus is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Fund and its shareholders, including compliance services;

(b)         that Janus is an experienced and respected asset management firm and TAM believes that Janus has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Janus’s organization, investment talent, experience managing other mid-cap growth funds and the services Janus provides to other Transamerica mutual funds;

(c)         the proposed responsibilities of Janus for the Fund and the sub-advisory services expected to be provided by it;

(d)         the fact that the sub-advisory fees payable to Janus would be paid by TAM and not the Fund;

(e)         that the advisory fee rate paid by the Fund to TAM would decrease, and that the sub-advisory fee to be paid by TAM to Janus is reasonable in light of the sub-advisory services to be provided; and

(f)         that TAM recommended to the Board Members that Janus be appointed as sub-adviser to the Fund based on TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Janus under the Janus Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Janus regarding the operations, facilities, organization and personnel of Janus, the anticipated ability of Janus to perform its duties under the Janus Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed changes to the Fund’s investment objective and principal investment strategies. The Board Members considered that TAM has advised the Board Members that the appointment of Janus is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that Janus is an experienced and respected asset management firm and that TAM believes that Janus has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of Janus’s organization, investment talent, experience managing other mid-cap growth funds, and the services Janus provides to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM, the Board Members determined that Janus can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Janus’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Transamerica Series Trust	Annual Report 2015

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Investment Performance. The Board Members considered Janus’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to the performance of the Janus Enterprise Fund (a mutual fund managed by Janus which pursues a mid-cap growth strategy that is substantially similar to the strategy to be followed by Janus in sub-advising the Fund) and the Fund’s peer group and the benchmark. The performance of the Janus Enterprise Fund compared favorably to that of the Fund and its benchmark and peer group for the 1-, 3-, 5-, and 10-year periods (annualized) ended September 30, 2015. The Board Members further noted that TAM believes that the appointment of Janus will benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Janus Sub-Advisory Agreement would actually have on the future performance of the Fund. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Janus, the Board Members concluded that Janus is capable of generating a level of investment performance that is appropriate in light of the Fund’s new investment objective and principal strategy.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Janus Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to Janus is lower than the current sub-advisory fee schedule for Morgan Stanley. The Board Members considered that, although the proposed effective advisory fee rate payable by the Fund to TAM would be slightly above the median advisory fees for the peer groups determined by Lipper, Inc. and Morningstar Inc., the advisory fee rate would decrease at all asset levels. The Board Members also noted that TAM had proposed the addition of a breakpoint at a lower asset level, and that the Fund’s total annual operating expenses were expected to be lower for each share class. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by Janus under the Janus Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided. With respect to Janus’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and Janus. As a result, the Board Members did not consider Janus’s anticipated profitability as material to its decision to approve the Janus Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information for TAM. The Board Members considered that the proposed fee schedules would result in a decrease in the net advisory fee retained by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the Janus Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedule and the existence of breakpoints in both the advisory and sub-advisory fee schedules. The Board Members considered that TAM believes that the appointment of Janus as sub-adviser has the potential to attract additional assets because of Janus’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the advisory fees payable by the Fund to TAM, and sub-advisory fees payable by TAM to Janus, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Janus from its relationship with the Fund. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with Janus, and that Janus may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Janus Sub-Advisory Agreement is in the best interests of the Fund and its investors and unanimously approved the Janus Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December – the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Aggregate Bond Index returned 0.55%, led by asset-backed securities (“ABS”), debt of foreign governments (sovereigns), and agency residential mortgage-backed securities. Declines in emerging market debt (“EMD”) and investment grade corporate debt detracted from index performance.

J.P. Morgan Investment Management Inc.

The year 2015 was certainly eventful as Greece, weakness in crude oil prices, a strong U.S. dollar, China, emerging markets, and the endless banter on when the Federal Reserve (“Fed”) would finally raise interest rates dominated headlines. While the year was difficult, there were areas of the market that performed quite well, particularly the consumer discretionary and health care sectors. Investors who made contrarian calls on energy and materials were not rewarded. There was a defensive tone in the markets as large-cap stocks, represented by the S&P 500®, finished 2015 with a slight gain due to dividends, versus a loss for the Russell 2000® Index.

U.S. equity markets were a virtual seesaw in the first half of the year. While the S&P 500® reached an all-time high closing value of 2130.82 on May 21, 2015, the index experienced several mini-dips of over 3% during the year. Investor concerns throughout early 2015 were largely focused on reduced earnings estimates, resulting from the massive decline in oil prices and strength in the U.S. dollar, which rose 9.3% versus a basket of global currencies. The dollar was particularly strong against the euro, given that monetary policy in the U.S. and eurozone diverged, with the European Central Bank (“ECB”) expanding its monetary stimulus while the Fed prepared markets for the eventual interest rate hike, which occurred in December. Market rallies were mostly driven by periodic but unfulfilled hopes of stabilization in China, improving sentiment in Europe, actions taken or comments made by the ECB and the Fed, as well as brisk U.S. merger-and-acquisition activity.

PERFORMANCE

For year ended December 31, 2015, Transamerica Multi-Managed Balanced VP, Initial Class returned 0.21%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Barclays U.S. Aggregate Bond Index, returned 1.38% and 0.55%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the period, we believed that rising interest rates posed the largest risk to fixed income investors. To mitigate that risk, and to capture additional yield, we overweighted both investment grade and high yield corporate bonds, ABS and commercial mortgage-backed securities (“CMBS”), with mixed results. As anticipated, these investments generated current income in excess of the benchmark. Our CMBS and investment grade corporate holdings chalked up positive total returns that added to performance relative to the benchmark. A modest overweighting as well as security selection in EMD were also helpful; our EMD holdings ended the period virtually unchanged, while the emerging market component was the weakest portion of the index.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

(unaudited)

In the ABS market, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

Because of our concerns about interest rate risk, we underweighted the rate-sensitive Treasuries. However, because of our positioning, Treasuries were a key detractor from results relative to the index. The largest detractor from relative performance was our high-yield exposure. With defaults at low levels and yields attractive in our view, we believed that the high-yield sector, excluding most energy companies, offered attractive opportunities. We continued to believe that but pared back the Portfolio’s exposure modestly in response to market volatility.

J.P. Morgan Investment Management Inc.

Stock selection in the industrial cyclical, basic materials and media sectors weighed on returns, while stock selection in technology, retail and utilities helped results.

In media, Time Warner declined, especially starting in the summer amid industry-wide concerns over cord-cutting, and again in November after the company did not raise 2016 earnings guidance. However, we believed that the investments that Time Warner is making in programming and over-the-top viewing products would be good for the company and the overall health of the industry in the long term; we continued to like the company. Time Warner remained one of our top picks among traditional media companies, given its lower exposure to advertising revenue, contractual revenue streams and attractive valuation.

Owning Twenty-First Century Fox, Inc. also weighed on returns as a number of media companies sold off in the second half of 2015 amid concerns that pay TV subscriber losses could be worse than feared. In particular, shares sold off after Time Warner decided not to increase its 2016 earnings guidance, which investors interpreted as a negative for the industry. However, we did not believe that industry fundamentals changed significantly and continued to like Twenty-First Century Fox, Inc. for what we saw as its desirable cable networks, strong growth, undervalued minority investments and attractive valuation.

On the positive side, in technology, Avago Technologies, Ltd. outperformed from strong execution in its premium filter business and the announced merger with Broadcom. The company’s premium filter business continued to grow above expectations and drove operating profits for the company. Avago Technologies, Ltd.‘s other segments also showed solid growth. The merger with Broadcom was a strong positive in our view, based on Avago Technologies, Ltd.’s history of successfully integrating acquisitions. Additionally, Adobe Systems, Inc. outperformed on continued execution in its transition to the cloud. The company consistently outperformed expectations on cloud subscribers and annualized recurring revenue metrics, both positive indicators for future revenue and earnings per share, according to our analysis. We continued to like the company based on its long-term framework, which we believed would be achieved and perhaps exceeded.

During the year, the Portfolio used derivatives, which contributed positively to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle

Tyler A. Knight

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.21%	8.96%	7.27%	05/01/2002
S&P 500® (A)	1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.25%	4.51%
Service Class	(0.06)%	8.68%	7.00%	05/01/2003

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)(D)
Initial Class	$1,000.00	$996.40	$3.67	$1,021.50	$3.72	0.73%
Service Class	1,000.00	995.00	4.93	1,020.30	4.99	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.8%
Corporate Debt Securities	14.5
U.S. Government Obligations	8.6
U.S. Government Agency Obligations	6.4
Mortgage-Backed Securities	5.1
Short-Term U.S. Government Agency Obligations	4.7
Securities Lending Collateral	3.4
Asset-Backed Securities	2.5
Repurchase Agreement	2.0
Short-Term U.S. Government Obligations	0.9
Foreign Government Obligations	0.4
Municipal Government Obligations	0.2
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(8.6)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	46,773	$ 4,844,280
L-3 Communications Holdings, Inc.	15,530	1,855,990
Northrop Grumman Corp.	7,580	1,431,180
United Technologies Corp.	57,106	5,486,173

		13,617,623

Air Freight & Logistics - 0.0% (A)
FedEx Corp.	1,450	216,036

Airlines - 0.5%
Delta Air Lines, Inc.	24,490	1,241,398
United Continental Holdings, Inc. (B)	39,790	2,279,967

		3,521,365

Auto Components - 0.0% (A)
Magna International, Inc., Class A	4,700	190,632

Automobiles - 0.3%
Ford Motor Co.	108,450	1,528,061
General Motors Co.	15,038	511,442

		2,039,503

Banks - 3.4%
Bank of America Corp.	400,028	6,732,471
BB&T Corp.	5,200	196,612
Citigroup, Inc.	133,390	6,902,933
Fifth Third Bancorp	32,110	645,411
KeyCorp	63,310	835,059
SVB Financial Group (B)	3,770	448,253
Wells Fargo & Co.	169,822	9,231,524

		24,992,263

Beverages - 2.0%
Boston Beer Co., Inc., Class A (B)	2,120	428,049
Coca-Cola Co.	59,057	2,537,089
Coca-Cola Enterprises, Inc.	5,150	253,586
Constellation Brands, Inc., Class A	14,764	2,102,984
Dr. Pepper Snapple Group, Inc.	7,482	697,322
Molson Coors Brewing Co., Class B	26,163	2,457,229
PepsiCo, Inc.	57,415	5,736,907

		14,213,166

Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (B)	9,653	1,841,310
Biogen, Inc. (B)	11,966	3,665,784
BioMarin Pharmaceutical, Inc. (B)	6,080	636,941
Celgene Corp. (B)	37,974	4,547,766
Gilead Sciences, Inc.	37,871	3,832,166
Vertex Pharmaceuticals, Inc. (B)	11,976	1,506,940

		16,030,907

Building Products - 0.3%
Allegion PLC	15,420	1,016,486
Fortune Brands Home & Security, Inc.	5,260	291,930
Masco Corp.	37,419	1,058,958

		2,367,374

Capital Markets - 1.9%
Ameriprise Financial, Inc.	3,690	392,690
Bank of New York Mellon Corp.	10,440	430,337
BlackRock, Inc., Class A	4,860	1,654,927
Charles Schwab Corp.	67,550	2,224,422
Goldman Sachs Group, Inc.	10,900	1,964,507
Invesco, Ltd.	65,913	2,206,767

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Morgan Stanley	108,140	$ 3,439,933
State Street Corp.	21,720	1,441,339
TD Ameritrade Holding Corp.	5,090	176,674

		13,931,596

Chemicals - 1.1%
Axiall Corp.	13,480	207,592
Dow Chemical Co.	45,485	2,341,568
E.I. du Pont de Nemours & Co.	43,540	2,899,764
Eastman Chemical Co.	14,230	960,667
Mosaic Co.	55,950	1,543,661

		7,953,252

Communications Equipment - 0.4%
Cisco Systems, Inc.	102,910	2,794,521
QUALCOMM, Inc.	7,297	364,741

		3,159,262

Construction & Engineering - 0.2%
Fluor Corp.	36,386	1,718,147

Construction Materials - 0.1%
Martin Marietta Materials, Inc. (C)	5,260	718,411

Consumer Finance - 0.4%
Capital One Financial Corp.	11,452	826,605
Discover Financial Services	10,890	583,922
Synchrony Financial (B)	38,221	1,162,301

		2,572,828

Containers & Packaging - 0.3%
Crown Holdings, Inc. (B)	29,113	1,476,029
WestRock Co.	19,340	882,291

		2,358,320

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B (B)	41,804	5,519,800
Intercontinental Exchange, Inc.	8,806	2,256,626

		7,776,426

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	131,699	4,531,763
Verizon Communications, Inc.	38,945	1,800,038

		6,331,801

Electric Utilities - 1.5%
American Electric Power Co., Inc.	10,400	606,008
Edison International	42,504	2,516,662
Exelon Corp.	2,694	74,812
NextEra Energy, Inc.	25,041	2,601,509
PPL Corp.	70,960	2,421,865
Xcel Energy, Inc. (C)	69,459	2,494,273

		10,715,129

Electrical Equipment - 0.4%
Eaton Corp. PLC	50,119	2,608,193

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	4,090	213,621
Corning, Inc.	19,182	350,647
TE Connectivity, Ltd.	40,048	2,587,501

		3,151,769

Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	12,950	597,642
Halliburton Co.	37,990	1,293,180

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc. (C)	9,630	$ 322,509
Schlumberger, Ltd.	15,538	1,083,775

		3,297,106

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	20,354	3,287,171
CVS Health Corp.	884	86,429
Kroger Co.	16,832	704,082
Wal-Mart Stores, Inc.	814	49,898

		4,127,580

Food Products - 0.9%
Archer-Daniels-Midland Co.	20,074	736,314
Hershey Co.	17,240	1,539,015
Mead Johnson Nutrition Co., Class A	1,850	146,057
Mondelez International, Inc., Class A	91,270	4,092,547

		6,513,933

Gas Utilities - 0.0% (A)
Questar Corp. (C)	10,803	210,442

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	71,191	3,197,188
Boston Scientific Corp. (B)	155,140	2,860,781
Stryker Corp.	12,370	1,149,668

		7,207,637

Health Care Providers & Services - 2.3%
Aetna, Inc.	21,860	2,363,503
Cigna Corp.	6,350	929,195
Express Scripts Holding Co. (B)	18,690	1,633,693
HCA Holdings, Inc. (B)	3,160	213,711
Humana, Inc., Class A	12,875	2,298,316
McKesson Corp.	22,820	4,500,789
UnitedHealth Group, Inc.	37,889	4,457,262

		16,396,469

Hotels, Restaurants & Leisure - 0.7%
Chipotle Mexican Grill, Inc., Class A (B) (C)	530	254,320
Dunkin’ Brands Group, Inc. (C)	4,440	189,099
Royal Caribbean Cruises, Ltd., Class A	20,265	2,051,021
Starbucks Corp.	40,224	2,414,647

		4,909,087

Household Durables - 0.5%
D.R. Horton, Inc.	35,310	1,130,979
Harman International Industries, Inc.	14,940	1,407,497
PulteGroup, Inc.	51,907	924,983
Toll Brothers, Inc. (B)	5,930	197,469

		3,660,928

Household Products - 1.1%
Kimberly-Clark Corp.	22,717	2,891,874
Procter & Gamble Co.	64,400	5,114,004

		8,005,878

Industrial Conglomerates - 0.6%
Danaher Corp.	5,050	469,044
General Electric Co.	122,228	3,807,402

		4,276,446

Insurance - 1.6%
ACE, Ltd. (C)	33,387	3,901,271
American International Group, Inc.	29,940	1,855,382

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J. Gallagher & Co.	10,090	$ 413,085
Lincoln National Corp.	5,830	293,016
MetLife, Inc.	80,196	3,866,249
Prudential Financial, Inc.	6,422	522,815
XL Group PLC, Class A	21,870	856,866

		11,708,684

Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (B)	10,016	6,769,714

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (B)	8,112	6,311,217
Alphabet, Inc., Class C	8,428	6,395,841
Facebook, Inc., Class A (B)	77,890	8,151,967

		20,859,025

IT Services - 2.1%
Accenture PLC, Class A	55,190	5,767,355
Automatic Data Processing, Inc.	2,850	241,452
Cognizant Technology Solutions Corp., Class A (B)	50,668	3,041,093
Fidelity National Information Services, Inc.	26,810	1,624,686
PayPal Holdings, Inc. (B)	6,460	233,852
Visa, Inc., Class A (C)	60,800	4,715,040

		15,623,478

Life Sciences Tools & Services - 0.3%
Illumina, Inc. (B) (C)	4,680	898,303
Thermo Fisher Scientific, Inc.	11,270	1,598,649

		2,496,952

Machinery - 1.1%
Caterpillar, Inc. (C)	3,030	205,919
Cummins, Inc.	16,700	1,469,767
Deere & Co. (C)	5,760	439,315
Ingersoll-Rand PLC	9,940	549,583
PACCAR, Inc.	44,067	2,088,776
Parker-Hannifin Corp.	13,630	1,321,837
Snap-on, Inc.	1,540	264,002
Stanley Black & Decker, Inc.	14,400	1,536,912

		7,876,111

Media - 2.6%
CBS Corp., Class B	32,700	1,541,151
Charter Communications, Inc., Class A (B) (C)	10,040	1,838,324
Comcast Corp., Class A	86,986	4,908,620
DISH Network Corp., Class A (B)	22,589	1,291,639
Time Warner Cable, Inc.	5,580	1,035,592
Time Warner, Inc.	74,173	4,796,768
Twenty-First Century Fox, Inc., Class A	132,830	3,607,663

		19,019,757

Metals & Mining - 0.0% (A)
U.S. Steel Corp. (C)	14,450	115,311

Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	8,960	164,506
CMS Energy Corp. (C)	19,467	702,369
Public Service Enterprise Group, Inc.	35,640	1,378,912

		2,245,787

Multiline Retail - 0.5%
Dollar General Corp.	26,290	1,889,462
Target Corp.	23,040	1,672,935

		3,562,397

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 3.4%
Cabot Oil & Gas Corp.	51,940	$ 918,819
Chevron Corp.	60,362	5,430,166
Columbia Pipeline Group, Inc.	53,385	1,067,700
Energen Corp.	2,350	96,326
EOG Resources, Inc.	23,994	1,698,535
EQT Corp.	12,710	662,572
Exxon Mobil Corp.	83,746	6,528,001
Kinder Morgan, Inc.	22,950	342,414
Marathon Petroleum Corp.	13,530	701,395
Occidental Petroleum Corp.	50,673	3,426,002
Phillips 66	1,480	121,064
Pioneer Natural Resources Co.	13,650	1,711,437
Valero Energy Corp.	28,130	1,989,072

		24,693,503

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	5,080	447,345

Pharmaceuticals - 3.8%
Allergan PLC (B)	14,903	4,657,187
Bristol-Myers Squibb Co.	80,972	5,570,064
Eli Lilly & Co.	55,970	4,716,032
Johnson & Johnson	39,091	4,015,428
Merck & Co., Inc.	27,770	1,466,811
Mylan NV (B)	9,460	511,502
Perrigo Co. PLC	2,488	360,014
Pfizer, Inc.	175,109	5,652,519
Valeant Pharmaceuticals International, Inc. (B)	5,740	583,471

		27,533,028

Professional Services - 0.1%
Equifax, Inc.	7,190	800,750

Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	13,350	1,294,282
AvalonBay Communities, Inc.	10,229	1,883,466
Boston Properties, Inc.	9,287	1,184,464
DiamondRock Hospitality Co.	32,980	318,257
Equinix, Inc. (C)	2,215	669,816
Essex Property Trust, Inc.	970	232,228
General Growth Properties, Inc.	26,100	710,181
LaSalle Hotel Properties	17,330	436,023
Liberty Property Trust, Series C	17,310	537,476
Prologis, Inc., Class A	34,648	1,487,092
Public Storage	1,240	307,148
Simon Property Group, Inc.	9,164	1,781,848
SL Green Realty Corp.	3,750	423,675

		11,265,956

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	10,672	1,361,747
CSX Corp.	54,341	1,410,149
Union Pacific Corp.	50,754	3,968,963

		6,740,859

Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc., Class A	22,870	426,983
Avago Technologies, Ltd., Class A (C)	30,185	4,381,353
Broadcom Corp., Class A	12,670	732,579
KLA-Tencor Corp.	4,367	302,852
Lam Research Corp.	44,588	3,541,179
Marvell Technology Group, Ltd.	20,460	180,457

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP Semiconductors NV (B)	7,079	596,406
Texas Instruments, Inc.	62,930	3,449,193

		13,611,002

Software - 2.6%
Adobe Systems, Inc. (B)	44,702	4,199,306
Intuit, Inc.	3,970	383,105
Microsoft Corp.	241,969	13,424,440
Oracle Corp.	26,955	984,666

		18,991,517

Specialty Retail - 2.2%
AutoNation, Inc. (B)	6,960	415,234
AutoZone, Inc. (B)	387	287,119
Best Buy Co., Inc. (C)	26,480	806,316
Home Depot, Inc.	46,799	6,189,168
Lowe’s Cos., Inc.	61,431	4,671,213
Ross Stores, Inc.	4,210	226,540
Tiffany & Co. (C)	8,080	616,423
TJX Cos., Inc.	41,346	2,931,845

		16,143,858

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	140,265	14,764,294
Hewlett Packard Enterprise Co.	70,417	1,070,339
HP, Inc.	89,517	1,059,881

		16,894,514

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (B) (C)	6,899	361,991
PVH Corp.	2,060	151,719
Ralph Lauren Corp., Class A	7,540	840,559
VF Corp.	32,238	2,006,815

		3,361,084

Tobacco - 0.6%
Philip Morris International, Inc.	53,954	4,743,096

Water Utilities - 0.1%
American Water Works Co., Inc.	7,570	452,308

Wireless Telecommunication Services - 0.0% (A)
T-Mobile US, Inc. (B)	3,820	149,438

Total Common Stocks (Cost $378,632,656)		434,894,983

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII 6.69%(D)	15,621	405,990

Capital Markets - 0.0% (A)
State Street Corp. Series D, 5.90% (C) (D)	3,072	85,033

Electric Utilities - 0.0% (A)
SCE Trust III 5.75%(D)	1,280	34,240

Total Preferred Stocks (Cost $537,460)		525,263

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 (E)	$ 655,414	$ 715,170
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (E)	1,120,000	1,093,711
BlueMountain CLO, Ltd.
Series 2015-2A, Class A1
1.71%, 07/18/2027 (D) (E)	910,000	897,565
BXG Receivables Note Trust
Series 2015-A, Class A
2.88%, 05/02/2030 (E)	574,380	569,255
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class C
2.24%, 09/16/2019 (E)	80,000	79,234
Series 2014-AA, Class C
2.28%, 11/15/2019 (E)	120,000	119,267
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A
1.21%, 10/15/2020 (E)	36,651	36,635
Ford Credit Auto Owner Trust
Series 2013-B, Class D
1.82%, 11/15/2019	170,000	170,536
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class C
2.86%, 01/15/2019	100,000	100,806
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	101,671
HSBC Home Equity Loan Trust
Series 2006-3, Class M1
0.66%, 03/20/2036 (D)	1,000,000	980,470
ICG US CLO, Ltd.
Series 2014-1A, Class A1
1.47%, 04/20/2026 (D) (E)	925,000	903,593
MVW Owner Trust
Series 2014-1A, Class A
2.25%, 09/22/2031 (E)	538,932	533,261
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T4, Class AT4
3.20%, 11/15/2047 (E)	1,250,000	1,246,080
OCP CLO, Ltd.
Series 2015-8A, Class A1
1.85%, 04/17/2027 (D) (E)	930,000	917,871
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3
3.21%, 11/15/2047 (E)	1,270,000	1,266,173
Palmer Square CLO, Ltd.
Series 2015-2A, Class A1A
1.79%, 07/20/2027 (D) (E)	915,000	903,652
Santander Drive Auto Receivables Trust
Series 2013-A, Class C
3.12%, 10/15/2019 (E)	140,000	141,520
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044 (D) (E)	1,625,000	1,587,964
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030 (E)	180,695	180,389

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2014-1A, Class A
2.07%, 03/20/2030 (E)	$ 429,507	$ 425,956
Series 2014-2A, Class A
2.05%, 06/20/2031 (E)	391,904	392,083
Series 2014-3A, Class A
2.30%, 10/20/2031 (E)	408,890	407,879
Series 2015-1A, Class A
2.40%, 03/22/2032 (E)	304,202	300,550
Series 2015-1A, Class B
3.05%, 03/22/2032 (E)	316,877	313,358
Silverleaf Finance XVIII LLC
Series 2014-A, Class A
2.81%, 01/15/2027 (E)	423,958	418,329
SLM Private Education Loan Trust
Series 2011-B, Class A3
2.58%, 06/16/2042 (D) (E)	115,000	118,853
Series 2011-C, Class A2A
3.58%, 10/17/2044 (D) (E)	200,000	208,571
Series 2013-A, Class A2B
1.38%, 05/17/2027 (D) (E)	620,000	615,168
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044 (E)	624,859	593,866
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (E)	305,419	304,744
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.28%, 10/15/2021 (D) (E)	1,420,000	1,414,166

Total Asset-Backed Securities (Cost $18,269,423)		18,058,346

CORPORATE DEBT SECURITIES - 14.5%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	640,000	701,823

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	295,000	303,058
5.10%, 01/15/2044	215,000	222,766

		525,824

Airlines - 0.4%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	828,805	829,303
Delta Air Lines Pass-Through Trust
6.82%, 02/10/2024	473,613	545,507
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,265,000	1,276,132

		2,650,942

Auto Components - 0.1%
BorgWarner, Inc.
3.38%, 03/15/2025	450,000	424,823

Automobiles - 0.1%
Ford Motor Credit Co. LLC
4.38%, 08/06/2023	405,000	416,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
General Motors Co.
4.88%, 10/02/2023	$ 640,000	$ 654,502
6.25%, 10/02/2043	80,000	84,523

		1,155,196

Banks - 2.6%
Bank of America Corp.
2.60%, 01/15/2019	240,000	240,782
4.10%, 07/24/2023	202,000	208,861
5.42%, 03/15/2017	800,000	832,714
5.75%, 12/01/2017	320,000	342,320
Barclays Bank PLC
10.18%, 06/12/2021 (E)	1,945,000	2,519,545
Branch Banking & Trust Co.
3.80%, 10/30/2026	500,000	507,621
Citigroup, Inc.
1.70%, 04/27/2018	753,000	745,536
3.38%, 03/01/2023	341,000	342,029
4.95%, 11/07/2043	75,000	78,808
6.68%, 09/13/2043	75,000	91,962
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	265,000	265,854
11.00%, 06/30/2019 (D) (E) (F)	1,905,000	2,351,722
First Horizon National Corp.
3.50%, 12/15/2020	470,000	465,919
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016, MTN (E)	690,000	691,725
HSBC Holdings PLC
4.25%, 03/14/2024	200,000	200,725
5.25%, 03/14/2044	201,000	208,562
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (E)	765,000	752,644
JPMorgan Chase & Co.
2.00%, 08/15/2017	1,175,000	1,178,983
3.25%, 09/23/2022	1,082,000	1,088,245
4.85%, 02/01/2044 (C)	75,000	79,963
6.75%, 02/01/2024 (D) (F)	66,000	71,940
JPMorgan Chase Bank NA
6.00%, 10/01/2017	510,000	545,272
Korea Development Bank
3.50%, 08/22/2017	475,000	487,070
Macquarie Bank, Ltd.
1.65%, 03/24/2017 (E)	365,000	364,451
Nordea Bank AB
4.25%, 09/21/2022 (E)	1,930,000	1,977,034
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	318,000	316,669
6.00%, 12/19/2023	275,000	296,179
Societe Generale SA
5.00%, 01/17/2024 (E)	275,000	280,309
Wells Fargo & Co.
2.15%, 01/15/2019	134,000	134,749
4.13%, 08/15/2023	521,000	541,095
5.38%, 11/02/2043	280,000	299,670
5.90%, 06/15/2024 (D) (F)	178,000	179,558

		18,688,516

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	$ 205,000	$ 203,815
3.70%, 02/01/2024 (C)	285,000	290,760

		494,575

Biotechnology - 0.4%
AbbVie, Inc.
4.40%, 11/06/2042	710,000	663,085
Amgen, Inc.
5.65%, 06/15/2042	125,000	135,261
Celgene Corp.
3.55%, 08/15/2022	755,000	762,339
3.88%, 08/15/2025	1,125,000	1,120,444
Gilead Sciences, Inc.
3.65%, 03/01/2026	445,000	448,773

		3,129,902

Building Products - 0.0% (A)
Owens Corning
4.20%, 12/15/2022	120,000	120,070

Capital Markets - 1.5%
Ameriprise Financial, Inc.
3.70%, 10/15/2024 (C)	810,000	825,869
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	205,000	205,953
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/2020 (E)	1,370,000	1,357,014
Deutsche Bank AG
1.68%, 08/20/2020 (D)	280,000	280,398
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	395,000	396,001
4.25%, 10/21/2025	1,005,000	997,319
6.25%, 02/01/2041	75,000	89,460
6.75%, 10/01/2037	80,000	93,515
7.50%, 02/15/2019, MTN	705,000	806,704
Macquarie Group, Ltd.
6.25%, 01/14/2021 (E)	1,230,000	1,372,816
Morgan Stanley
5.00%, 11/24/2025	500,000	530,774
7.30%, 05/13/2019, MTN	1,790,000	2,056,189
Oaktree Capital Management, LP
6.75%, 12/02/2019 (E)	705,000	800,902
UBS AG
7.63%, 08/17/2022	935,000	1,065,900
UBS Group Funding Jersey, Ltd.
4.13%, 09/24/2025 (E)	437,000	436,547

		11,315,361

Chemicals - 0.1%
LyondellBasell Industries NV
5.00%, 04/15/2019	289,000	307,438
Monsanto Co.
4.40%, 07/15/2044	480,000	397,408

		704,846

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC
3.85%, 11/15/2024 (E)	720,000	720,271
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017 (E)	445,000	441,072

		1,161,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.0% (A)
Cisco Systems, Inc.
2.13%, 03/01/2019	$ 225,000	$ 226,931

Construction Materials - 0.1%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	1,065,000	1,045,238

Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	793,000	785,765

Containers & Packaging - 0.1%
International Paper Co.
4.75%, 02/15/2022	694,000	741,200

Diversified Financial Services - 0.1%
General Electric Capital Corp.
5.50%, 01/08/2020, MTN	240,000	269,177
6.88%, 01/10/2039, MTN	80,000	109,046

		378,223

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
2.45%, 06/30/2020	1,185,000	1,167,016
3.40%, 05/15/2025	650,000	624,708
4.35%, 06/15/2045	290,000	248,087
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	220,000	201,850
Sprint Capital Corp.
6.88%, 11/15/2028	175,000	122,063
Verizon Communications, Inc.
3.45%, 03/15/2021	620,000	634,316
4.50%, 09/15/2020	185,000	198,765
5.15%, 09/15/2023	515,000	566,153
6.55%, 09/15/2043	493,000	585,295

		4,348,253

Electric Utilities - 0.6%
Appalachian Power Co.
3.40%, 06/01/2025	550,000	536,714
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	270,000	278,543
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	114,000	119,126
8.88%, 11/15/2018	65,000	76,193
Commonwealth Edison Co.
4.70%, 01/15/2044	175,000	184,074
Duke Energy Carolinas LLC
4.25%, 12/15/2041	183,000	182,405
Duke Energy Corp.
3.75%, 04/15/2024	46,000	46,607
Entergy Arkansas, Inc.
3.70%, 06/01/2024	267,000	272,318
Georgia Power Co.
3.00%, 04/15/2016	428,000	430,375
Jersey Central Power & Light Co.
7.35%, 02/01/2019	128,000	144,061
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 (E)	290,000	309,466
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	55,000	57,157
5.30%, 06/01/2042	75,000	78,057

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pacific Gas & Electric Co.
4.75%, 02/15/2044	$ 79,000	$ 82,092
PacifiCorp
3.60%, 04/01/2024 (C)	555,000	573,528
5.75%, 04/01/2037	150,000	176,101
Progress Energy, Inc.
4.88%, 12/01/2019	27,000	28,949
Public Service Electric & Gas Co.
3.00%, 05/15/2025 (C)	560,000	552,932

		4,128,698

Energy Equipment & Services - 0.1%
Hiland Partners, LP / Hiland Partners Finance Corp.
7.25%, 10/01/2020 (E)	245,000	247,450
Schlumberger Holdings Corp.
3.00%, 12/21/2020 (E)	420,000	414,574
Schlumberger Investment SA
3.65%, 12/01/2023 (C)	132,000	133,918
Weatherford International, Ltd.
5.95%, 04/15/2042	155,000	108,887

		904,829

Food & Staples Retailing - 0.4%
CVS Health Corp.
2.25%, 08/12/2019	765,000	763,993
5.30%, 12/05/2043	54,000	58,000
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	191,000	185,478
4.30%, 04/22/2044	75,000	76,460
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	798,000	782,619
Whole Foods Market, Inc.
5.20%, 12/03/2025 (E)	770,000	768,860

		2,635,410

Food Products - 0.1%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (E)	460,000	458,811
Mondelez International, Inc.
2.25%, 02/01/2019	255,000	254,906

		713,717

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
2.68%, 12/15/2019	355,000	356,933
Boston Scientific Corp.
2.65%, 10/01/2018	251,000	252,319

		609,252

Health Care Providers & Services - 0.3%
Aetna, Inc.
4.75%, 03/15/2044	58,000	58,796
Anthem, Inc.
1.88%, 01/15/2018	306,000	304,673
2.30%, 07/15/2018	853,000	851,391
3.30%, 01/15/2023	100,000	97,182
Coventry Health Care, Inc.
5.45%, 06/15/2021	222,000	245,205
Express Scripts Holding Co.
4.75%, 11/15/2021	555,000	595,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp.
6.25%, 11/01/2018	$ 210,000	$ 221,025
UnitedHealth Group, Inc.
3.38%, 11/15/2021	78,000	80,622

		2,453,998

Industrial Conglomerates - 0.3%
General Electric Co.
4.00%, 06/15/2022 (D) (F)	2,166,547	2,166,547

Insurance - 1.6%
American International Group, Inc.
4.13%, 02/15/2024	256,000	262,889
8.18%, 05/15/2068 (D)	72,000	94,680
Fidelity National Financial, Inc.
5.50%, 09/01/2022	255,000	270,636
Genworth Holdings, Inc.
7.63%, 09/24/2021	185,000	153,633
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	1,545,000	1,750,657
Lincoln National Corp.
8.75%, 07/01/2019	995,000	1,195,010
Metropolitan Life Global Funding I
1.30%, 04/10/2017 (E)	825,000	824,686
3.88%, 04/11/2022 (E)	750,000	782,351
Pacific Life Insurance Co.
9.25%, 06/15/2039 (E)	915,000	1,329,183
Principal Financial Group, Inc.
8.88%, 05/15/2019	445,000	532,461
Prudential Financial, Inc.
5.38%, 06/21/2020, MTN	294,000	326,861
7.38%, 06/15/2019, MTN	250,000	290,129
Reinsurance Group of America, Inc.
3.18%, 12/15/2065 (D)	1,861,000	1,521,368
ZFS Finance USA Trust II
6.45%, 12/15/2065 (D) (E)	2,045,000	2,066,472

		11,401,016

IT Services - 0.1%
International Business Machines Corp.
3.63%, 02/12/2024	170,000	175,001
MasterCard, Inc.
2.00%, 04/01/2019	224,000	224,877
3.38%, 04/01/2024	144,000	147,160

		547,038

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	690,000	687,560
2.40%, 02/01/2019	581,000	580,745
5.30%, 02/01/2044	29,000	30,987

		1,299,292

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd.
2.13%, 04/27/2020 (E)	580,000	567,185

Media - 0.4%
CBS Corp.
4.63%, 05/15/2018	89,000	94,151
5.75%, 04/15/2020	85,000	94,347

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	$ 550,000	$ 536,250
Comcast Corp.
5.88%, 02/15/2018	412,000	448,738
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	285,000	301,864
5.00%, 03/01/2021	150,000	161,763
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021 (E) (F)	200,000	212,000
NBCUniversal Media LLC
4.38%, 04/01/2021	630,000	684,325
4.45%, 01/15/2043	209,000	204,769

		2,738,207

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (C)	180,000	170,427
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	185,000	105,450
Novelis, Inc.
8.75%, 12/15/2020	395,000	362,413
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (C)	152,000	137,859

		776,149

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	87,000	88,317
4.88%, 03/01/2044	201,000	203,993
PG&E Corp.
2.40%, 03/01/2019	113,000	112,759

		405,069

Oil, Gas & Consumable Fuels - 0.7%
Apache Corp.
4.25%, 01/15/2044	66,000	51,668
4.75%, 04/15/2043	85,000	71,034
BP Capital Markets PLC
2.24%, 05/10/2019	425,000	425,564
Energy Transfer Partners, LP
5.95%, 10/01/2043	155,000	124,349
EOG Resources, Inc.
2.45%, 04/01/2020	371,000	366,988
Exxon Mobil Corp.
1.82%, 03/15/2019	640,000	640,463
Husky Energy, Inc.
4.00%, 04/15/2024	185,000	169,318
Kerr-McGee Corp.
6.95%, 07/01/2024	190,000	204,118
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024	605,000	521,993
Laredo Petroleum, Inc.
7.38%, 05/01/2022	230,000	211,600
MEG Energy Corp.
6.50%, 03/15/2021 (E)	180,000	126,000
Murphy Oil Corp.
2.50%, 12/01/2017	316,000	289,822
Nexen Energy ULC
5.88%, 03/10/2035	10,000	10,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.
6.00%, 03/01/2041	$ 95,000	$ 81,907
8.25%, 03/01/2019	195,000	218,087
Peabody Energy Corp.
6.25%, 11/15/2021	165,000	22,688
Petrobras Global Finance BV
6.25%, 03/17/2024 (C)	410,000	294,175
Petroleos Mexicanos
3.50%, 07/18/2018 - 01/30/2023	510,000	483,301
Range Resources Corp.
5.75%, 06/01/2021	45,000	35,550
Shell International Finance BV
2.00%, 11/15/2018	364,000	364,424
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	160,000	157,460
4.63%, 03/01/2034	145,000	137,093
Western Gas Partners, LP
5.38%, 06/01/2021	259,000	262,155
Williams Cos., Inc.
3.70%, 01/15/2023	83,000	57,333
7.88%, 09/01/2021	109,000	98,101
Williams Partners, LP
5.40%, 03/04/2044	128,000	85,789

		5,511,795

Pharmaceuticals - 0.2%
Actavis Funding SCS
3.80%, 03/15/2025	595,000	591,961
Actavis, Inc.
4.63%, 10/01/2042	260,000	247,163
Bristol-Myers Squibb Co.
4.50%, 03/01/2044 (C)	292,000	315,659
Perrigo Co. PLC
2.30%, 11/08/2018	645,000	635,844
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	41,000	41,579

		1,832,206

Real Estate Investment Trusts - 1.0%
EPR Properties
4.50%, 04/01/2025 (C)	955,000	907,842
Host Hotels & Resorts, LP
4.00%, 06/15/2025	330,000	316,340
Kilroy Realty, LP
4.25%, 08/15/2029	1,120,000	1,097,558
Realty Income Corp.
3.88%, 07/15/2024	965,000	946,649
6.75%, 08/15/2019	240,000	272,989
Simon Property Group, LP
3.38%, 10/01/2024	1,470,000	1,483,908
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	79,000	77,899
Vereit Operating Partnership, LP
2.00%, 02/06/2017	865,000	856,350
3.00%, 02/06/2019	270,000	259,740
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019 (E)	1,075,000	1,066,144

		7,285,419

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.1%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (E)	$ 831,000	$ 951,495
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	51,000	50,259
3.75%, 04/01/2024	48,000	49,170

		1,050,924

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp.
2.45%, 07/29/2020	960,000	970,980
KLA-Tencor Corp.
4.13%, 11/01/2021	685,000	685,995

		1,656,975

Software - 0.1%
Microsoft Corp.
2.70%, 02/12/2025 (C)	695,000	678,106

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020 (E)	880,000	882,019
HP, Inc.
3.75%, 12/01/2020 (C)	45,000	44,651

		926,670

Tobacco - 0.2%
Altria Group, Inc.
4.00%, 01/31/2024	144,000	149,182
Philip Morris International, Inc.
4.88%, 11/15/2043	104,000	109,952
RJ Reynolds Tobacco Co.
8.13%, 06/23/2019	895,000	1,053,162

		1,312,296

Trading Companies & Distributors - 0.1%
International Lease Finance Corp.
6.75%, 09/01/2016 (E)	1,045,000	1,073,738

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
2.38%, 09/08/2016	660,000	662,420
4.38%, 07/16/2042 (C)	250,000	220,813
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	250,000	246,665
4.88%, 08/15/2040 (E)	675,000	721,590
6.11%, 01/15/2040 (E)	1,455,000	1,586,903
SBA Tower Trust
2.24%, 04/15/2043 (E)	280,000	274,452
Sprint Communications, Inc.
9.00%, 11/15/2018 (E)	390,000	410,475
Sprint Corp.
7.88%, 09/15/2023	200,000	150,200
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,596
6.63%, 04/28/2021	75,000	77,813
6.73%, 04/28/2022	75,000	78,188
6.84%, 04/28/2023	25,000	25,875

		4,475,990

Total Corporate Debt Securities (Cost $107,503,067)		105,749,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazilian Government International Bond
4.25%, 01/07/2025 (C)	$ 230,000	$ 185,150
Colombia Government International Bond
4.00%, 02/26/2024	305,000	290,513
Export-Import Bank of Korea
4.00%, 01/11/2017	665,000	679,316
Indonesia Government International Bond
5.38%, 10/17/2023 (E)	400,000	415,875
Mexico Government International Bond
4.00%, 10/02/2023	800,000	810,400
Peruvian Government International Bond
7.35%, 07/21/2025	160,000	200,600
Turkey Government International Bond
5.75%, 03/22/2024 (C)	520,000	549,390

Total Foreign Government Obligations (Cost $3,159,375)		3,131,244

MORTGAGE-BACKED SECURITIES - 5.1%
Aventura Mall Trust
Series 2013-AVM, Class A
3.74%, 12/05/2032 (D) (E)	1,300,000	1,356,595
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.56%, 06/10/2049 (D)	354,820	366,776
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.55%, 06/15/2049 (D) (E)	475,000	492,425
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (E)	590,000	583,393
Series 2012-TFT, Class C
3.47%, 06/05/2030 (D) (E)	1,390,000	1,320,290
BB-UBS Trust, Interest Only STRIPS
Series 2012-SHOW, Class XA
0.60%, 11/05/2036 (D) (E)	3,935,000	187,355
BCAP LLC Trust
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (D) (E)	175,448	183,995
Series 2009-RR6, Class 2A1
2.65%, 08/26/2035 (D) (E)	752,717	747,533
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (D) (E)	232,409	237,143
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	375,103	383,171
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	270,515	278,563
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (D)	453,574	476,386
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	185,000	191,028
Series 2014-GC19, Class A4
4.02%, 03/10/2047	285,000	299,046
Citigroup Mortgage Loan Trust
Series 2015-A, Class A1
3.50%, 06/25/2058 (D)	1,292,835	1,292,777

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 (D) (E)	$ 675,000	$ 694,541
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (D)	90,000	97,339
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (E)	170,000	171,291
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	205,000	212,604
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (E)	990,000	989,960
Series 2014-CR14, Class B
4.61%, 02/10/2047 (D)	195,000	209,036
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (D)	150,000	155,822
Core Industrial Trust
Series 2015-CALW, Class B
3.25%, 02/10/2034 (E)	1,135,000	1,128,021
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.15%, 08/26/2036 (D) (E)	873,216	863,082
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (E)	426,305	428,408
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 (D) (E)	600,249	616,800
Series 2013-8R, Class 3A1
0.32%, 03/27/2036 (D) (E)	678,637	663,299
Series 2014-4R, Class 21A1
0.55%, 12/27/2035 (D) (E)	1,116,968	1,017,140
DBRR Trust
Series 2011-C32, Class A3A
5.71%, 06/17/2049 (D) (E)	150,000	154,914
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-RMP1, Class A2
0.57%, 12/25/2036 (D)	209,939	169,777
Extended Stay America Trust
Series 2013-ESH7, Class A27
2.96%, 12/05/2031 (E)	215,000	215,190
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027 (D) (E)	440,000	420,268
Hilton USA Trust, Interest Only STRIPS
Series 2013-HLT, Class X1FX
0.09%, 11/05/2030 (D) (E)	20,000,000	200
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A2
3.09%, 03/05/2037 (E)	800,000	778,789
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.74%, 12/26/2037 (D) (E)	131,556	130,757
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (E)	79,148	81,579
Series 2009-R7, Class 12A1
2.75%, 08/26/2036 (D) (E)	34,319	34,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Jefferies Re-REMIC Trust (continued)
Series 2009-R7, Class 1A1
2.48%, 02/26/2036 (D) (E)	$ 317,255	$ 311,782
Series 2009-R7, Class 4A1
2.67%, 09/26/2034 (D) (E)	115,575	114,271
Series 2009-R9, Class 1A1
2.40%, 08/26/2046 (D) (E)	124,664	125,844
Series 2010-R3, Class 1A1
2.68%, 03/21/2036 (D) (E)	2,870	2,866
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.49%, 12/12/2044 (D)	40,850	40,805
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (D)	627,276	641,281
Series 2007-CB20, Class AM
5.88%, 02/12/2051 (D)	460,000	485,673
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (D)	522,670	547,297
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (D)	168,996	173,591
Series 2010-C1, Class B
5.95%, 06/15/2043 (E)	420,000	448,838
Series 2012-WLDN, Class A
3.91%, 05/05/2030 (E)	1,434,057	1,488,344
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
3.01%, 01/27/2047 (D) (E)	11,928	11,930
Series 2010-4, Class 7A1
1.99%, 08/26/2035 (D) (E)	26,892	26,833
Series 2014-2, Class 6A1
2.75%, 05/26/2037 (D) (E)	1,088,414	1,092,262
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AM
6.16%, 09/15/2045 (D)	145,000	155,169
Merrill Lynch Mortgage Trust
Series 2007-C1, Class A1A
5.84%, 06/12/2050 (D)	164,997	169,926
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.72%, 04/12/2049 (D)	570,000	590,620
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	583,998	598,109
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	140,000	143,705
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (D)	161,507	167,527
Series 2007-IQ15, Class AM
5.92%, 06/11/2049 (D)	195,000	204,219
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 (E) (G)	26,394	26,262
Series 2012-XA, Class A
2.00%, 07/27/2049 (E)	86,792	86,314
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (D) (E)	1,417,256	1,401,152
Motel 6 Trust
Series 2015-MTL6, Class C
3.64%, 02/05/2030 (E)	2,335,000	2,309,931

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052 (D) (E)	$ 787,425	$ 801,664
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (D) (E)	401,384	409,103
Series 2014-2A, Class A3
3.75%, 05/25/2054 (D) (E)	895,092	908,951
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (D) (E)	669,364	680,109
Series 2015-2A, Class A1
3.75%, 08/25/2055 (D)	1,252,651	1,270,842
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 3A1
0.71%, 05/25/2035 (D)	731,736	705,589
SCG Trust
Series 2013-SRP1, Class A
1.73%, 11/15/2026 (D) (E)	295,000	295,931
Series 2013-SRP1, Class AJ
2.28%, 11/15/2026 (D) (E)	190,000	188,853
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 (E)	101,568	99,638
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.00%, 03/25/2054 (D) (E)	717,617	714,533
Series 2015-4, Class A1B
2.75%, 04/25/2055 (D) (E)	429,750	424,965
Series 2015-5, Class A1B
2.75%, 05/25/2055 (D) (E)	882,589	871,646
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (E)	535,000	538,914
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 (E)	36,497	36,497

Total Mortgage-Backed Securities (Cost $37,556,817)		36,941,197

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	55,000	75,194
State of California, General Obligation Unlimited
7.60%, 11/01/2040	260,000	386,464
University of California, Revenue Bonds
Series AD
4.86%, 05/15/2112	50,000	47,830

		509,488

Georgia - 0.0% (A)
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
6.64%, 04/01/2057	50,000	59,549

Illinois - 0.0% (A)
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	250,000	236,512

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey - 0.0% (A)
New Jersey Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	$ 71,000	$ 100,917

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds
Series E
6.81%, 11/15/2040	60,000	79,459
New York City Water & Sewer System, Revenue Bonds
Series CC
5.88%, 06/15/2044	55,000	71,038
New York State Dormitory Authority, Revenue Bonds
Series H
5.39%, 03/15/2040	55,000	65,366
Port Authority of New York & New Jersey, Revenue Bonds
Series 181
4.96%, 08/01/2046	95,000	102,618

		318,481

Total Municipal Government Obligations (Cost $1,174,546)		1,224,947

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.4%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018 - 02/01/2024	121,965	127,663
5.50%, 09/01/2018 - 06/01/2041	502,098	545,280
6.00%, 12/01/2037	145,214	165,268
Federal National Mortgage Association
Zero Coupon, 10/09/2019	745,000	689,882
2.00%, 02/01/2043 (D)	302,496	307,972
3.00%, TBA (H)	13,809,000	13,809,126
3.33%, 10/25/2023 (D)	245,000	255,016
3.35%, 06/01/2041 (D)	87,038	91,497
3.50%, 07/01/2028 - 01/01/2029	936,379	987,427
3.50%, TBA (H)	17,154,000	17,750,443
3.50%, 09/01/2041 (D)	94,713	99,645
4.00%, TBA (H)	4,950,000	5,237,951
4.50%, 02/01/2025 - 06/01/2026	716,735	769,585
5.00%, 05/01/2018	42,004	43,493
5.00%, TBA (H)	2,434,000	2,679,054
5.50%, 04/01/2037 - 04/01/2041	748,982	837,538
6.00%, 08/01/2036 - 06/01/2041	1,499,255	1,706,828
6.50%, 05/01/2040	328,659	375,607
Government National Mortgage Association, Interest Only STRIPS
0.91%, 02/16/2053 (D)	1,141,307	72,664

Total U.S. Government Agency Obligations (Cost $46,527,314)		46,551,939

U.S. GOVERNMENT OBLIGATIONS - 8.6%
U.S. Treasury Bond
2.50%, 02/15/2045	624,000	559,870
2.75%, 08/15/2042	3,418,600	3,267,566
3.50%, 02/15/2039	1,262,500	1,396,444
3.63%, 02/15/2044	8,776,700	9,873,103

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bond (continued)
4.50%, 02/15/2036	$ 2,334,600	$ 2,991,935
4.75%, 02/15/2037	580,000	768,772
5.25%, 02/15/2029	1,804,000	2,363,381
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	452,985	494,956
2.50%, 01/15/2029	1,298,441	1,538,212
U.S. Treasury Inflation Indexed Note
0.63%, 01/15/2024	4,576,792	4,524,886
U.S. Treasury Note
0.38%, 05/31/2016	556,000	555,783
0.38%, 10/31/2016 (C)	4,543,300	4,529,279
0.88%, 04/15/2017 - 04/30/2017	6,341,600	6,339,437
1.00%, 11/30/2019	787,000	769,200
1.25%, 11/30/2018	4,229,700	4,222,594
1.63%, 03/31/2019 - 11/15/2022	8,689,800	8,630,354
1.88%, 11/30/2021	1,026,000	1,021,751
2.00%, 02/15/2025	3,969,000	3,879,852
2.25%, 11/15/2024	1,381,400	1,380,698
2.50%, 08/15/2023 - 05/15/2024	3,301,700	3,376,538

Total U.S. Government Obligations (Cost $62,069,495)		62,484,611

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.7%
Federal Home Loan Bank Discount Notes
0.11%, 01/08/2016 (I)	1,650,000	1,649,972
0.13%, 02/03/2016 (I)	3,310,000	3,309,312
0.14%, 01/29/2016 - 02/03/2016 (I)	7,842,000	7,840,414
0.23%, 02/17/2016 (I)	9,310,000	9,307,151
0.38%, 03/28/2016 (I)	710,000	709,503
0.41%, 03/04/2016 (I)	5,475,000	5,472,263
0.46%, 03/24/2016 (I)	4,040,000	4,037,305
0.47%, 03/30/2016 (I)	1,950,000	1,948,602

Total Short-Term U.S. Government Agency Obligations (Cost $34,272,045)		34,274,522

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury Bill
0.00%(J), 02/04/2016 (I)	3,243,000	3,242,718
0.01%, 02/04/2016 (I)	429,000	428,963
0.05%, 04/28/2016 (I) (K)	40,000	39,966
0.06%, 04/28/2016 (I) (K)	25,000	24,979
0.07%, 04/28/2016 (I) (K)	25,000	24,979
0.08%, 04/28/2016 (I) (K)	40,000	39,966
0.11%, 04/28/2016 (I) (K)	60,000	59,950
0.19%, 04/28/2016 (I) (K)	290,000	289,757
0.20%, 04/28/2016 (I) (K)	30,000	29,975
0.21%, 04/28/2016 (I) (K)	90,000	89,925
0.23%, 04/28/2016 (I) (K)	160,000	159,866
0.23%, 03/17/2016 (I)	1,900,000	1,899,614

Total Short-Term U.S. Government Obligations (Cost $6,330,639)		6,330,658

SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (I)	24,540,316	24,540,316

Total Securities Lending Collateral (Cost $24,540,316)		24,540,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 2.0%

State Street Bank & Trust Co. 0.03% (I), dated 12/31/2015, to be repurchased at $14,467,668 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 05/11/2017, and with a value of $14,762,895.

	$ 14,467,620	$ 14,467,620

Total Repurchase Agreement (Cost $14,467,620)		14,467,620

Total Investments (Cost $735,040,773) (L)		789,175,003
Net Other Assets (Liabilities) - (8.6)%		(62,324,476)

Net Assets - 100.0%		$ 726,850,527

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	93	03/18/2016	$26,951	$—

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(N)	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$434,894,983	$—	$—	$434,894,983
Preferred Stocks	525,263	—	—	525,263
Asset-Backed Securities	—	18,058,346	—	18,058,346
Corporate Debt Securities	—	105,749,357	—	105,749,357
Foreign Government Obligations	—	3,131,244	—	3,131,244
Mortgage-Backed Securities	—	36,914,935	26,262	36,941,197
Municipal Government Obligations	—	1,224,947	—	1,224,947
U.S. Government Agency Obligations	—	46,551,939	—	46,551,939
U.S. Government Obligations	—	62,484,611	—	62,484,611
Short-Term U.S. Government Agency Obligations	—	34,274,522	—	34,274,522
Short-Term U.S. Government Obligations	—	6,330,658	—	6,330,658
Securities Lending Collateral	24,540,316	—	—	24,540,316
Repurchase Agreement	—	14,467,620	—	14,467,620

Total Investments	$459,960,562	$329,188,179	$26,262	$789,175,003

Other Financial Instruments
Futures Contracts (O)	$26,951	$—	$—	$26,951

Total Other Financial Instruments	$26,951	$—	$—	$26,951

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (P)	$—	$—	$26,262	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $24,008,185. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(E)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $73,421,828, representing 10.1% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(I)	Rate disclosed reflects the yield at December 31, 2015.
(J)	Percentage rounds to less than 0.01% or (0.01)%.
(K)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $474,602.
(L)	Aggregate cost for federal income tax purposes is $737,138,453. Aggregate gross unrealized appreciation and depreciation for all securities is $73,447,422 and $21,410,872, respectively. Net unrealized appreciation for tax purposes is $52,036,550.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(P)	Transferred from Level 2 to 3 because of the lack of observable market data due to a decrease in market activity for these securities.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $720,573,153) (including securities loaned of $24,008,185)	$774,707,383
Repurchase agreement, at value (cost $14,467,620)	14,467,620
Cash	135,017
Receivables:
Shares sold	106,651
Investments sold	1,263,504
When-issued, delayed-delivery, and forward commitment securities sold	2,708,051
Interest	1,727,297
Dividends	592,781
Tax reclaims	1,521
Net income from securities lending	9,764

Total assets	795,719,589

Liabilities:
Payables and other liabilities:
Shares redeemed	50,715
Investments purchased	1,187,446
When-issued, delayed-delivery, and forward commitment securities purchased	42,336,203
Investment advisory fees	396,643
Distribution and service fees	85,377
Administration fees	18,307
Transfer agent fees	1,668
Trustees, CCO and deferred compensation fees	1,651
Audit and tax fees	14,124
Custody fees	28,978
Legal fees	8,982
Printing and shareholder reports fees	107,292
Variation margin payable	89,280
Other	2,080
Collateral for securities on loan	24,540,316

Total liabilities	68,869,062

Net assets	$726,850,527

Net assets consist of:
Capital stock ($0.01 par value)	$559,810
Additional paid-in capital	631,090,650
Undistributed (distributions in excess of) net investment income (loss)	9,241,598
Accumulated net realized gain (loss)	31,797,005
Net unrealized appreciation (depreciation) on:
Investments	54,134,230
Futures contracts	26,951
Translation of assets and liabilities denominated in foreign currencies	283

Net assets	$726,850,527

Net assets by class:
Initial Class	$315,341,920
Service Class	411,508,607

Shares outstanding:
Initial Class	24,058,140
Service Class	31,922,886

Net asset value and offering price per share:
Initial Class	$13.11
Service Class	12.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$8,095,961
Interest income	6,707,496
Net income from securities lending	53,688
Withholding taxes on foreign income	(1,637)

Total investment income	14,855,508

Expenses:
Investment advisory fees	4,528,038
Distribution and service fees:
Service Class	905,531
Administration fees	188,423
Transfer agent fees	9,730
Trustees, CCO and deferred compensation fees	18,543
Audit and tax fees	22,170
Custody fees	168,125
Legal fees	45,838
Printing and shareholder reports fees	74,606
Other	24,019

Total expenses	5,985,023

Net investment income (loss)	8,870,485

Net realized gain (loss) on:
Investments	34,103,126
Futures contracts	565,072
Foreign currency transactions	(105)

Net realized gain (loss)	34,668,093

Net change in unrealized appreciation (depreciation) on:
Investments	(43,076,895)
Futures contracts	(2,720)
Translation of assets and liabilities denominated in foreign currencies	(10)

Net change in unrealized appreciation (depreciation)	(43,079,625)

Net realized and change in unrealized gain (loss)	(8,411,532)

Net increase (decrease) in net assets resulting from operations	$458,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$8,870,485	$8,196,568
Net realized gain (loss)	34,668,093	34,035,899
Net change in unrealized appreciation (depreciation)	(43,079,625)	20,365,654

Net increase (decrease) in net assets resulting from operations	458,953	62,598,121

Distributions to shareholders:
Net investment income:
Initial Class	(4,496,551)	(4,640,213)
Service Class	(4,221,220)	(3,253,476)

Total distributions from net investment income	(8,717,771)	(7,893,689)

Net realized gains:
Initial Class	(15,717,025)	(19,646,860)
Service Class	(17,145,857)	(16,166,795)

Total distributions from net realized gains	(32,862,882)	(35,813,655)

Total distributions to shareholders	(41,580,653)	(43,707,344)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,790,942	28,725,207
Service Class	122,101,795	72,238,946

	141,892,737	100,964,153

Dividends and distributions reinvested:
Initial Class	20,213,576	24,287,073
Service Class	21,367,077	19,420,271

	41,580,653	43,707,344

Cost of shares redeemed:
Initial Class	(53,095,681)	(42,364,040)
Service Class	(40,564,893)	(21,708,649)

	(93,660,574)	(64,072,689)

Net increase (decrease) in net assets resulting from capital share transactions	89,812,816	80,598,808

Net increase (decrease) in net assets	48,691,116	99,489,585

Net assets:
Beginning of year	678,159,411	578,669,826

End of year	$726,850,527	$678,159,411

Undistributed (distributions in excess of) net investment income (loss)	$9,241,598	$8,700,226

Capital share transactions - shares:
Shares issued:
Initial Class	1,427,971	2,075,431
Service Class	9,185,911	5,342,315

	10,613,882	7,417,746

Shares reinvested:
Initial Class	1,576,722	1,795,054
Service Class	1,693,112	1,455,792

	3,269,834	3,250,846

Shares redeemed:
Initial Class	(3,834,668)	(3,076,628)
Service Class	(2,964,769)	(1,589,295)

	(6,799,437)	(4,665,923)

Net increase (decrease) in shares outstanding:
Initial Class	(829,975)	793,857
Service Class	7,914,254	5,208,812

	7,084,279	6,002,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$13.97	$13.57		$12.08		$12.87		$12.68

Investment operations:
Net investment income (loss) (A)	0.19	0.20(B	)	0.19(B	)	0.23(B	)	0.23(B	)
Net realized and unrealized gain (loss)	(0.18)	1.24		1.94		1.34		0.27

Total investment operations	0.01	1.44		2.13		1.57		0.50

Distributions:
Net investment income	(0.19)	(0.20)		(0.21)		(0.23)		(0.31)
Net realized gains	(0.68)	(0.84)		(0.43)		(2.13)		—

Total distributions	(0.87)	(1.04)		(0.64)		(2.36)		(0.31)

Net asset value, end of year	$13.11	$13.97		$13.57		$12.08		$12.87

Total return (C)	0.21%	10.81%		18.09%		12.57%		4.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$315,342	$347,751		$326,997		$290,012		$276,623
Expenses to average net assets	0.73%	0.77	%(D)	0.82	%(D)	0.87	%(D)	0.87	%(D)
Net investment income (loss) to average net assets	1.40%	1.46	%(B)	1.44	%(B)	1.75	%(B)	1.72	%(B)
Portfolio turnover rate	46%	86	%(E)	122	%(E)	160	%(E)	245	%(E)(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$13.76	$13.39		$11.94		$12.74		$12.57

Investment operations:
Net investment income (loss) (A)	0.16	0.16(B	)	0.15(B	)	0.19(B	)	0.19(B	)
Net realized and unrealized gain (loss)	(0.18)	1.22		1.92		1.34		0.27

Total investment operations	(0.02)	1.38		2.07		1.53		0.46

Distributions:
Net investment income	(0.17)	(0.17)		(0.19)		(0.20)		(0.29)
Net realized gains	(0.68)	(0.84)		(0.43)		(2.13)		—

Total distributions	(0.85)	(1.01)		(0.62)		(2.33)		(0.29)

Net asset value, end of year	$12.89	$13.76		$13.39		$11.94		$12.74

Total return (C)	(0.06)%	10.50%		17.75%		12.40%		3.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$411,509	$330,408		$251,673		$191,967		$148,082
Expenses to average net assets	0.98%	1.02	%(D)	1.07	%(D)	1.12	%(D)	1.12	%(D)
Net investment income (loss) to average net assets	1.16%	1.21	%(B)	1.19	%(B)	1.50	%(B)	1.49	%(B)
Portfolio turnover rate	46%	86	%(E)	122	%(E)	160	%(E)	245	%(E)(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $5,543.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$20,307,069	$—	$—	$—	$20,307,069
Preferred Stocks	87,056	—	—	—	87,056
Corporate Debt Securities	2,589,893	—	—	—	2,589,893
Foreign Government Obligations	535,679	—	—	—	535,679
U.S. Government Obligations	1,020,619	—	—	—	1,020,619
Total Securities Lending Transactions	$24,540,316	$—	$—	$—	$24,540,316
Total Borrowings	$24,540,316	$—	$—	$—	$24,540,316
Gross amount of recognized liabilities for securities lending transactions					$24,540,316

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A)(B)	$—	$—	$26,951	$—	$—	$26,951
Total (C)	$—	$—	$26,951	$—	$—	$26,951

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$565,072	$—	$—	$565,072
Total	$—	$—	$565,072	$—	$—	$565,072

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(2,720)	$—	$—	$(2,720)
Total	$—	$—	$(2,720)	$—	$—	$(2,720)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
2,804	—

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA,

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $1 billion	0.65%
Over $1 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 299,384,470	$ 46,425,478	$ 245,203,067	$ 54,011,990

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, corporate actions and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 388,658	$ (388,658)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,988,939	$ 22,591,714	$ —	$ 17,089,203	$ 26,618,141	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,148,262	$ 32,014,971	$ —	$ —	$ —	$ 52,036,834

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $22,591,714 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December – the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This move combined with the weakness in oil prices, the high-profile closure of several U.S. fixed income mutual funds and lingering economic weakness elsewhere made for a highly volatile year in U.S. and global markets. U.S. equity markets, as measured by the S&P 500®, ended the year nearly flat, emerging markets generally lost ground and results in U.S. fixed income markets were mixed.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned (5.60)%. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill +3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.10% and (3.64)%, respectively.

STRATEGY REVIEW

The Portfolio seeks long-term capital appreciation. A reference benchmark for the strategy is the HFRX Global Hedge Fund Index. Portfolio assets are invested in other Transamerica Funds (underlying portfolios) that fall into one of four HFRX categories: equity hedge, event driven, macro and relative value.

The Portfolio underperformed the HFRX Global Hedge Fund Index. The largest detractors to performance included Transamerica MLP & Energy Income (no longer held at year end), Transamerica Developing Markets Equity and Transamerica Long/Short Strategy. These losses were partially offset by gains in Transamerica Managed Futures Strategy and Transamerica International Small Cap.

We managed the global divergence in monetary policies in a number of ways. We believed the environment warranted a stronger U.S. dollar, lower correlations amongst U.S. and international markets and higher interest rate volatility. Accordingly, we increased allocations to Transamerica Global Multifactor Macro, which we believed could benefit from increased regional relative value allocations.

We also opted for strategies with more idiosyncratic risks and higher credit spreads, such as Transamerica High Yield Bond and Transamerica Event Driven. We anchored our duration exposure closer to the front-end of the curve, with a large allocation to Transamerica Short-Term Bond. Lastly, we were constructive on international equities, while we believed the U.S. equity rally would stall. Accordingly, for our international equity exposure, we allocated to Transamerica International Small Cap, Transamerica International Small Cap Value and Transamerica Developing Markets Equity. In the U.S., we believed the environment would be beneficial for stock selectors, and had a large allocation to Transamerica Long/Short Strategy. Although our allocation to the long/short equity category was correct, Transamerica Long/Short Strategy lagged its peers.

Timothy S. Galbraith

Prat Patel, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	(5.60)%	(1.42)%	10/31/2013
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A)	3.10%	3.09%
HFRX Global Hedge Fund Index (B)	(3.64)%	(1.44)%
Service Class	(5.61)%	(0.18)%	10/31/2013

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the since inception of Class calculation is based on the previous 10 years or Since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$949.70	$0.00	$1,025.20	$0.00	0.00	%(E)
Service Class	1,000.00	947.50	3.93	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(E)	Round to less than 0.01% or (0.01)%.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	24.3%
U.S. Fixed Income Funds	23.1
International Alternative Funds	18.9
International Equity Funds	18.5
Repurchase Agreement	14.6
International Fixed Income Fund	1.6
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 86.4%
International Alternative Funds - 18.9%
Transamerica Global Long/Short Equity (A) (B)	692	$ 6,702
Transamerica Global Multifactor Macro (B)	38,666	375,057

		381,759

International Equity Funds - 18.5%
Transamerica Developing Markets Equity (A) (B)	10,026	88,325
Transamerica Global Real Estate Securities (B)	8,027	111,094
Transamerica International Small Cap (B)	9,580	88,995
Transamerica International Small Cap Value (B)	7,474	86,251

		374,665

International Fixed Income Fund - 1.6%
Transamerica Unconstrained Bond (B)	3,496	33,421

U.S. Alternative Funds - 24.3%
Transamerica Arbitrage Strategy Liquidating Trust (A) (C) (D) (E) (F) (G)	101	1,075
Transamerica Event Driven (B)	14,734	137,173
Transamerica Long/Short Strategy (B)	21,924	133,953
Transamerica Managed Futures Strategy (B)	24,604	218,481

		490,682

U.S. Fixed Income Funds - 23.1%
Transamerica Bond (B)	4,519	40,178
Transamerica High Yield Bond (B)	9,409	80,068

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Short-Term Bond (B)	34,869	$ 345,897

		466,143

Total Investment Companies (Cost $1,913,591)		1,746,670

	Principal	Value
REPURCHASE AGREEMENT - 14.6%
State Street Bank & Trust Co. 0.03% (H), dated 12/31/2015, to be repurchased at $295,843 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $304,619.	$ 295,842	295,842

Total Repurchase Agreement (Cost $295,842)		295,842

Total Investments (Cost $2,209,433) (I)		2,042,512
Net Other Assets (Liabilities) - (1.0)%		(20,935)

Net Assets - 100.0%		$ 2,021,577

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$1,745,595	$—	$1,075	$1,746,670
Repurchase Agreement	—	295,842	—	295,842

Total Investments	$1,745,595	$295,842	$1,075	$2,042,512

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,075, representing 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. Total aggregate value of illiquid securities is $1,075, representing 0.1% of the Portfolio’s net assets.
(F)	Restricted securities held by the Portfolio as of December 31, 2015 are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$1,012	$1,075	0.1%

(G)	Security is Level 3 of the fair value hierarchy.
(H)	Rate disclosed reflects the yield at December 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $2,213,000. Aggregate gross unrealized appreciation and depreciation for all securities is $63 and $170,551, respectively. Net unrealized depreciation for tax purposes is $170,488.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Affiliated investments, at value (cost $1,913,591)	$1,746,670
Repurchase agreement, at value (cost $295,842)	295,842
Receivables:
Dividends	167

Total assets	2,042,679

Liabilities:
Payables and other liabilities:
Shares redeemed	64
Investment advisory fees	8,352
Distribution and service fees	426
Administration fees	38
Transfer agent fees	5
Trustees, CCO and deferred compensation fees	33
Audit and tax fees	10,444
Custody fees	828
Legal fees	800
Printing and shareholder reports fees	73
Other	39

Total liabilities	21,102

Net assets	$2,021,577

Net assets consist of:
Capital stock ($0.01 par value)	$2,074
Additional paid-in capital	2,142,279
Undistributed (distributions in excess of) net investment income (loss)	50,193
Accumulated net realized gain (loss)	(6,048)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(166,921)

Net assets	$2,021,577

Net assets by class:
Initial Class	$10
Service Class	2,021,567

Shares outstanding:
Initial Class	1
Service Class	207,352

Net asset value and offering price per share:
Initial Class	$9.48	(A)
Service Class	9.75

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from affiliated investments	$63,865
Interest income from repurchase agreements	23

Total investment income	63,888

Expenses:
Investment advisory fees	3,418
Distribution and service fees:
Service Class	4,273
Administration fees	340
Transfer agent fees	6
Trustees, CCO and deferred compensation fees	45
Audit and tax fees	12,422
Custody fees	3,325
Printing and shareholder reports fees	770
Other	24

Total expenses before waiver and/or reimbursement and recapture	24,623

Expenses waived and/or reimbursed:
Portfolio Level	(10,950)

Net expenses	13,673

Net investment income (loss)	50,215

Net realized gain (loss) on:
Affiliated investments	(70,105)
Distributions received from affiliated investments	65,086

Net realized gain (loss)	(5,019)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(160,211)

Net change in unrealized appreciation (depreciation)	(160,211)

Net realized and change in unrealized gain (loss)	(165,230)

Net increase (decrease) in net assets resulting from operations	$(115,015)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015		December 31, 2014
From operations:
Net investment income (loss)	$50,215		$9,059
Net realized gain (loss)	(5,019)		15,690
Net change in unrealized appreciation (depreciation)	(160,211)		(8,975)

Net increase (decrease) in net assets resulting from operations	(115,015)		15,774

Distributions to shareholders:
Net investment income:
Initial Class	(0	)(A)	(0	)(A)
Service Class	(6,066)		(3,636)

Total distributions from net investment income	(6,066)		(3,636)

Net realized gains:
Initial Class	(0	)(A)	(0	)(A)
Service Class	(13,693)		(3,946)

Total distributions from net realized gains	(13,693)		(3,946)

Total distributions to shareholders	(19,759)		(7,582)

Capital share transactions:
Proceeds from shares sold:
Service Class	1,078,094		1,039,125

	1,078,094		1,039,125

Dividends and distributions reinvested:
Initial Class	0	(A)	0	(A)
Service Class	19,759		7,582

	19,759		7,582

Cost of shares redeemed:
Service Class	(132,957)		(33,488)

	(132,957)		(33,488)

Net increase (decrease) in net assets resulting from capital share transactions	964,896		1,013,219

Net increase (decrease) in net assets	830,122		1,021,411

Net assets:
Beginning of year	1,191,455		170,044

End of year	$2,021,577		$1,191,455

Undistributed (distributions in excess of) net investment income (loss)	$50,193		$6,057

Capital share transactions - shares:
Shares issued:
Service Class	104,411		100,029

	104,411		100,029

Shares reinvested:
Initial Class	0	(B)	0	(B)
Service Class	1,968		728

	1,968		728

Shares redeemed:
Service Class	(13,115)		(3,260)

	(13,115)		(3,260)

Net increase (decrease) in shares outstanding:
Initial Class	0	(B)	0	(B)
Service Class	93,264		97,497

	93,264		97,497

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

Initial Class
December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.16	$10.00	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.30	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.86)	0.20	0.01

Total investment operations	(0.56)	0.27	0.00

Distributions:
Net investment income	(0.04)	(0.05)	—
Net realized gains	(0.08)	(0.06)	—

Total distributions	(0.12)	(0.11)	—

Net asset value, end of period/year	$9.48	$10.16	$10.00

Total return (D)	(5.60)%	2.68%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(F)	$0	(F)	$0	(F)
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.00	%(J)	8.62%	92.15	%(H)
Including waiver and/or reimbursement and recapture	0.00	%(J)	0.55%	0.60	%(H)
Net investment income (loss) to average net assets (C)	2.96%	0.69%	(0.60	)%(H)
Portfolio turnover rate (I)	88%	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests
(J)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.44	$10.25	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.30	0.17	0.04
Net realized and unrealized gain (loss)	(0.88)	0.13	0.21

Total investment operations	(0.58)	0.30	0.25

Distributions:
Net investment income	(0.03)	(0.05)	—
Net realized gains	(0.08)	(0.06)	—

Total distributions	(0.11)	(0.11)	—

Net asset value, end of period/year	$9.75	$10.44	$10.25

Total return (D)	(5.61)%	2.95%	2.50	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,022	$1,191	$170
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.44%	8.88%	91.84	%(G)
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80	%(G)
Net investment income (loss) to average net assets (C)	2.94%	1.63%	2.59	%(G)
Portfolio turnover rate (H)	88%	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.20%
Over $500 million up to $1 billion	0.19%
Over $1 billion	0.18%

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.55%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, the balances available for recapture by TAM are as follows:

Amounts Available from Fiscal Years
2013	2014	2015	Total
$ 6,945	$ 58,213	$ 10,950	$ 76,108

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0225% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.0175% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,216,663	$ 1,311,646

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (13)	$ 13

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term
$ 2,481

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,489	$ 8,270	$ —	$ 3,636	$ 3,946	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 50,193	$ —	$ (2,481)	$ —	$ —	$ (170,488)

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Manager Alternative Strategies VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,270 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

In addition to the European Central Bank’s (“ECB”) highly anticipated foray into quantitative easing (“QE”), 2015 began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (“Fed”) remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime in 2015, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evident in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 23% rally from July 2014 through March 2015, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and to widening high yield spreads, which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

Over the year, equity markets across the globe struggled, as markets grappled with fears of a Greek exit from the eurozone, uncertainty surrounding emerging market and global growth and devastation in Paris from terrorist attacks.

PERFORMANCE

For the year ended December 31, 2015, Transamerica PIMCO Tactical - Balanced VP, Initial Class returned (2.27)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Balanced VP Blended Benchmark, returned 1.38% and 0.25%, respectively.

STRATEGY REVIEW

Stints of market volatility triggered de-risking events in the Portfolio early in the year as well as in the third and fourth quarters. As market volatility spiked during those periods, the Portfolio de-risked to maintain a stable volatility profile for the overall Portfolio. As these violent periods subsided, the Portfolio gradually re-risked, eventually attaining max equity exposure. Dynamic equity positioning, obtained via exposure to S&P 500® futures, detracted from performance as equities markets were relatively choppy across the globe, producing negative and/or modest returns over the year. In addition, tail-risk hedges were negative for returns as the S&P 500® gained slightly over the year. Fixed income allocations partially offset equity drawdowns. Favorable sector and security selection within credit was positive despite modest spread widening. U.S. duration and curve positioning, which was partially facilitated through futures, swaps and eurodollar futures, detracted as gains on the front end of the curve were not enough to offset losses elsewhere amid volatility in U.S. rates. Finally, an underweight to emerging market external debt was positive for returns as spreads widened during the period.

The Portfolio used derivatives during the period, which detracted from performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.27)%	3.03%	3.77%	05/01/2009
S&P 500® (A)	1.38%	12.57%	16.04%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	0.25%	7.57%	10.13%
Service Class	(2.55)%	2.77%	3.52%	05/01/2009

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Barclays U.S. Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period(B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$977.30	$4.29	$1,020.90	$4.38	0.86%
Service Class	1,000.00	976.20	5.53	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	30.5%
Short-Term U.S. Government Obligations	21.9
Repurchase Agreements	19.6
Short-Term U.S. Government Agency Obligations	10.6
U.S. Government Obligations	9.1
U.S. Government Agency Obligations	5.8
Securities Lending Collateral	3.7
Exchange-Traded Options Purchased	1.3
Asset-Backed Securities	0.3
Municipal Government Obligations	0.2
Foreign Government Obligation	0.2
Mortgage-Backed Securities	0.2
Net Other Assets (Liabilities)^	(3.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 0.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-R3, Class M1
1.20%, 05/25/2034 (A)	$ 573,609	$ 527,115
FFMLT Trust
Series 2005-FF2, Class M3
1.14%, 03/25/2035 (A)	85,065	84,267
Series 2005-FF2, Class M4
1.31%, 03/25/2035 (A)	400,000	368,570
Fore CLO, Ltd.
Series 2007-1A, Class A1A
0.56%, 07/20/2019 (A) (B)	1,122	1,122
Mercedes-Benz Auto Receivables Trust
Series 2014-1, Class A2
0.43%, 02/15/2017	51,746	51,724
Northstar Education Finance, Inc.
Series 2012-1, Class A
1.12%, 12/26/2031 (A) (B)	89,952	86,933
RASC Trust
Series 2006-EMX2, Class A2
0.62%, 02/25/2036 (A)	207,147	205,574
SLC Private Student Loan Trust
Series 2006-A, Class A5
0.49%, 07/15/2036 (A)	102,316	101,406
SLM Private Credit Student Loan Trust
Series 2006-B, Class A4
0.69%, 03/15/2024 (A)	85,795	84,640
SLM Private Education Loan Trust
Series 2012-E, Class A1
1.08%, 10/16/2023 (A) (B)	19,770	19,727
SLM Student Loan Trust
Series 2004-10, Class A5A
0.72%, 04/25/2023 (A) (B)	63,573	63,479

Total Asset-Backed Securities (Cost $1,480,740)		1,594,557

CORPORATE DEBT SECURITIES - 30.5%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp.
3.60%, 03/01/2035	40,000	35,770
4.50%, 05/15/2036	40,000	40,496
Rolls-Royce PLC
3.63%, 10/14/2025 (B) (D)	200,000	195,855

		272,121

Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc. 2.45%, 10/01/2022	100,000	98,917

Airlines - 0.2%
Air Canada Pass-Through Trust
3.75%, 06/15/2029 (B) (E)	1,220,000	1,229,906
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	44,849	45,970
5.50%, 04/29/2022	40,788	42,011
Southwest Airlines Co.
2.75%, 11/06/2019	50,000	50,388

		1,368,275

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 1.1%
Daimler Finance North America LLC
0.84%, 03/02/2018 (A)(B)	$ 800,000	$ 790,929
2.25%, 03/02/2020 (B)	800,000	782,058
Ford Motor Credit Co. LLC
0.98%, 09/08/2017 (A)	700,000	690,242
2.55%, 10/05/2018	200,000	198,580
4.13%, 08/04/2025 (D)	1,610,000	1,604,228
General Motors Financial Co., Inc.
3.20%, 07/13/2020	317,000	312,119
3.50%, 07/10/2019	200,000	200,670
3.70%, 11/24/2020	1,590,000	1,594,301
Volkswagen International Finance NV 0.80%, 11/18/2016 (A) (B)	250,000	246,306

		6,419,433

Banks - 8.9%
Abbey National Treasury Services PLC
2.38%, 03/16/2020	3,400,000	3,394,421
Bank of America Corp.
1.00%, 08/25/2017, MTN (A)	290,000	289,565
2.63%, 10/19/2020, MTN (D)	1,650,000	1,629,245
5.70%, 01/24/2022	4,800,000	5,412,931
6.88%, 04/25/2018, MTN	220,000	242,717
Bank of America NA
0.76%, 05/08/2017 (A)	250,000	249,382
0.90%, 06/05/2017 (A)	1,210,000	1,205,956
1.75%, 06/05/2018	1,210,000	1,202,221
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.00%, 03/05/2018 (A) (B)	900,000	894,798
2.30%, 03/05/2020 (B)	350,000	345,001
Barclays PLC 3.65%, 03/16/2025	1,200,000	1,153,230
BPCE SA 4.63%, 07/11/2024 (B)	400,000	389,151
Citigroup, Inc.
1.31%, 12/07/2018 (A)	1,310,000	1,305,877
2.05%, 12/07/2018	1,570,000	1,561,706
2.40%, 02/18/2020	4,800,000	4,743,840
4.40%, 06/10/2025	1,200,000	1,212,010
Citizens Bank NA 2.30%, 12/03/2018, MTN	300,000	299,646
Commonwealth Bank of Australia
0.73%, 09/08/2017 (A) (B)	700,000	696,877
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.88%, 02/08/2022	2,500,000	2,638,460
4.50%, 01/11/2021 (D)	220,000	239,263
Credit Agricole SA
7.88%, 01/23/2024 (A) (B) (F)	250,000	255,625
HSBC Holdings PLC
5.10%, 04/05/2021	280,000	311,293
HSBC USA, Inc.
0.97%, 11/13/2019 (A)	460,000	453,131
2.38%, 11/13/2019	550,000	547,694
2.75%, 08/07/2020	1,770,000	1,770,177
ING Bank NV
1.07%, 03/16/2018 (A) (B) (E)	900,000	896,875
2.45%, 03/16/2020 (B)	80,000	79,752

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
2.75%, 06/23/2020	$ 4,500,000	$ 4,520,052
3.25%, 09/23/2022	200,000	201,154
3.90%, 07/15/2025	360,000	370,988
JPMorgan Chase Bank NA
6.00%, 10/01/2017	260,000	277,982
KeyBank NA
2.50%, 12/15/2019	100,000	100,139
Lloyds Bank PLC
2.70%, 08/17/2020	3,300,000	3,323,318
Lloyds Banking Group PLC
5.30%, 12/01/2045 (B) (E)	200,000	202,954
Manufacturers & Traders Trust Co.
2.25%, 07/25/2019	750,000	747,663
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/2020 (B)	200,000	199,794
Mizuho Bank, Ltd.
3.60%, 09/25/2024 (B) (D)	800,000	809,492
Santander UK Group Holdings PLC
2.88%, 10/16/2020	1,660,000	1,648,730
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 (D) (G)	400,000	401,600
Sumitomo Mitsui Banking Corp.
2.65%, 07/23/2020, MTN	1,790,000	1,787,449
Swedbank AB
2.20%, 03/04/2020 (B) (D)	1,190,000	1,175,812
Toronto-Dominion Bank
0.57%, 05/02/2017 (A)	400,000	399,102
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	160,000	159,213
2.60%, 07/22/2020, MTN	4,500,000	4,488,471
3.00%, 02/19/2025, MTN	500,000	486,329

		54,721,086

Biotechnology - 0.8%
AbbVie, Inc.
2.90%, 11/06/2022	2,400,000	2,321,851
Amgen, Inc.
3.13%, 05/01/2025	1,450,000	1,377,455
3.63%, 05/22/2024	400,000	399,851
4.10%, 06/15/2021	400,000	421,265
Baxalta, Inc.
3.60%, 06/23/2022 (B)	50,000	49,987
4.00%, 06/23/2025 (B)	50,000	49,480

		4,619,889

Building Products - 0.0% (C)
Fortune Brands Home & Security, Inc.
4.00%, 06/15/2025	140,000	138,494
Masco Corp.
4.45%, 04/01/2025	40,000	39,200
Owens Corning
4.20%, 12/01/2024	50,000	48,663

		226,357

Capital Markets - 3.2%
Bank of New York Mellon Corp.
2.45%, 11/27/2020, MTN	160,000	159,295
2.60%, 08/17/2020, MTN	2,390,000	2,399,443
3.00%, 02/24/2025, MTN	1,100,000	1,081,733

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse AG
1.00%, 04/27/2018 (A)	$ 1,260,000	$ 1,254,025
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025 (B)	3,900,000	3,772,408
Goldman Sachs Group, Inc.
1.04%, 03/22/2016 (A)	300,000	299,717
3.75%, 05/22/2025	140,000	140,934
3.85%, 07/08/2024, MTN	4,700,000	4,796,162
6.15%, 04/01/2018	280,000	304,056
Lazard Group LLC
3.75%, 02/13/2025	81,000	74,735
Morgan Stanley
4.00%, 07/23/2025, MTN	140,000	144,168
5.50%, 07/24/2020, MTN	4,100,000	4,561,721
6.63%, 04/01/2018, MTN	200,000	219,306
UBS AG
0.74%, 08/14/2017, MTN (A)	250,000	248,828
2.38%, 08/14/2019, MTN	250,000	249,708

		19,706,239

Chemicals - 0.0% (C)
Solvay Finance America LLC
3.40%, 12/03/2020 (B)	200,000	198,393

Commercial Services & Supplies - 0.2%
ADT Corp.
4.13%, 06/15/2023 (D)	40,000	37,400
ERAC USA Finance LLC
1.40%, 04/15/2016 (B)	100,000	99,952
4.50%, 02/15/2045 (B)	40,000	37,196
MUFG Americas Holdings Corp.
0.91%, 02/09/2018 (A)	114,000	113,539
2.25%, 02/10/2020	41,000	40,314
Republic Services, Inc.
3.55%, 06/01/2022	1,000,000	1,021,188
Waste Management, Inc.
3.13%, 03/01/2025	40,000	38,929

		1,388,518

Consumer Finance - 1.4%
American Express Co.
4.90%, 03/15/2020 (A) (D) (F)	180,000	171,000
American Express Credit Corp.
0.85%, 08/15/2019, MTN (A)	700,000	684,800
1.11%, 11/05/2018, MTN (A)	170,000	170,008
1.88%, 11/05/2018, MTN	1,630,000	1,625,692
John Deere Capital Corp.
1.60%, 07/13/2018, MTN (D)	50,000	49,773
Navient Corp.
5.88%, 03/25/2021	770,000	685,300
PACCAR Financial Corp.
0.61%, 02/08/2016, MTN (A)	150,000	149,973
Synchrony Financial
2.60%, 01/15/2019	1,570,000	1,564,359
2.70%, 02/03/2020	41,000	40,214
4.50%, 07/23/2025	1,780,000	1,775,785
Toyota Motor Credit Corp.
0.65%, 05/17/2016 (A)	200,000	200,051
2.15%, 03/12/2020, MTN (D)	1,200,000	1,199,691

		8,316,646

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.0% (C)
International Paper Co.
3.80%, 01/15/2026 (D)	$ 50,000	$ 49,262

Distributors - 0.0% (C)
WW Grainger, Inc.
4.60%, 06/15/2045	50,000	52,351

Diversified Consumer Services - 0.7%
Nationwide Building Society
3.90%, 07/21/2025 (B)	3,900,000	4,022,823

Diversified Financial Services - 1.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.63%, 07/01/2022	150,000	151,688
CME Group, Inc.
3.00%, 09/15/2022	3,800,000	3,824,529
GE Capital International Funding Co.
2.34%, 11/15/2020 (B)	744,000	737,795
General Electric Capital Corp.
5.50%, 01/08/2020, MTN	258,000	289,365
Helios Leasing I LLC
1.56%, 09/28/2024	149,675	144,466
Intercontinental Exchange, Inc.
2.75%, 12/01/2020	80,000	79,980
LeasePlan Corp. NV
2.50%, 05/16/2018 (B) (E)	300,000	295,462
3.00%, 10/23/2017 (B) (E)	250,000	250,756
McGraw Hill Financial, Inc.
4.40%, 02/15/2026	80,000	81,853
Tagua Leasing LLC
1.58%, 11/16/2024	153,750	148,447

		6,004,341

Diversified Telecommunication Services - 1.1%
AT&T, Inc.
0.74%, 02/12/2016 (A)	200,000	199,911
1.02%, 03/30/2017 (A) (D)	500,000	498,716
1.53%, 06/30/2020 (A)	170,000	168,785
3.40%, 05/15/2025	150,000	144,164
Telefonica Emisiones SAU
6.22%, 07/03/2017	1,900,000	2,019,244
Verizon Communications, Inc.
0.88%, 06/09/2017 (A)	400,000	398,315
1.30%, 06/17/2019 (A)	300,000	297,966
2.04%, 09/15/2016 (A)	500,000	503,061
4.15%, 03/15/2024	1,600,000	1,644,259
4.50%, 09/15/2020	100,000	107,441
5.15%, 09/15/2023	700,000	769,528

		6,751,390

Electric Utilities - 1.0%
Appalachian Power Co.
3.40%, 06/01/2025	1,430,000	1,395,456
Duke Energy Corp.
0.99%, 04/03/2017 (A)	200,000	199,336
3.75%, 04/15/2024	200,000	202,640
4.80%, 12/15/2045 (D)	1,600,000	1,616,470
Duke Energy Progress LLC
0.65%, 03/06/2017 (A)	200,000	199,413
Entergy Corp.
4.00%, 07/15/2022	1,600,000	1,632,285

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Entergy Louisiana LLC
3.30%, 12/01/2022	$ 150,000	$ 150,451
FirstEnergy Corp.
2.75%, 03/15/2018	100,000	100,455
MidAmerican Energy Co.
3.50%, 10/15/2024	90,000	91,976
NextEra Energy Capital Holdings, Inc.
1.59%, 06/01/2017	50,000	49,821
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 (B)	200,000	185,273
Pacific Gas & Electric Co.
3.50%, 06/15/2025	40,000	40,444

		5,864,020

Electrical Equipment - 0.0% (C)
Eaton Corp.
2.75%, 11/02/2022	125,000	120,955
Schneider Electric SE
2.95%, 09/27/2022 (B) (D)	150,000	148,516

		269,471

Electronic Equipment, Instruments & Components - 0.0% (C)
Flextronics International, Ltd.
4.75%, 06/15/2025 (B)	50,000	48,688

Energy Equipment & Services - 0.3%
DCP Midstream Operating, LP
2.70%, 04/01/2019 (D)	100,000	81,009
Halliburton Co.
3.80%, 11/15/2025	80,000	77,898
Regency Energy Partners, LP / Regency Energy Finance Corp.
4.50%, 11/01/2023	1,900,000	1,643,766

		1,802,673

Food & Staples Retailing - 0.4%
CVS Health Corp.
3.88%, 07/20/2025 (D)	270,000	275,557
CVS Pass-Through Trust
4.16%, 08/11/2036 (B)	96,189	93,325
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	1,800,000	1,746,302

		2,115,184

Food Products - 0.3%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (B)	50,000	49,871
3.50%, 07/15/2022 (B)	50,000	50,345
3.95%, 07/15/2025 (B)	1,550,000	1,564,430

		1,664,646

Gas Utilities - 0.0% (C)
National Fuel Gas Co.
5.20%, 07/15/2025	120,000	110,076

Health Care Equipment & Supplies - 1.0%
Becton Dickinson and Co.
0.96%, 06/15/2016 (A)	470,000	469,781
3.73%, 12/15/2024	110,000	110,938
Boston Scientific Corp.
3.38%, 05/15/2022	1,430,000	1,410,704
Medtronic, Inc.
3.50%, 03/15/2025	2,320,000	2,338,954

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	$ 1,640,000	$ 1,619,388
3.15%, 04/01/2022	80,000	78,646
3.55%, 04/01/2025	80,000	77,738

		6,106,149

Health Care Providers & Services - 0.2%
Aetna, Inc.
3.50%, 11/15/2024	50,000	49,910
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	41,000	39,562
UnitedHealth Group, Inc.
2.88%, 12/15/2021	1,090,000	1,105,120

		1,194,592

Hotels, Restaurants & Leisure - 0.4%
Carnival Corp.
1.20%, 02/05/2016	200,000	200,062
McDonald’s Corp. 3.70%, 01/30/2026, MTN	1,580,000	1,578,701
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B) (D)	900,000	802,125

		2,580,888

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	260,000	258,910
4.50%, 03/11/2044	100,000	102,913

		361,823

Insurance - 2.4%
ACE INA Holdings, Inc. 3.35%, 05/03/2026	90,000	89,724
American International Group, Inc. 3.75%, 07/10/2025	520,000	515,351
First American Financial Corp.
4.30%, 02/01/2023	100,000	99,287
4.60%, 11/15/2024 (D)	50,000	50,619
Jackson National Life Global Funding
2.30%, 04/16/2019 )	300,000	297,781
2.60%, 12/09/2020 (B) (E)	1,580,000	1,572,132
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	50,000	50,066
MassMutual Global Funding II 2.45%, 11/23/2020 (B) (E)	1,820,000	1,810,649
MetLife, Inc.
4.05%, 03/01/2045	40,000	37,120
5.25%, 06/15/2020 (A) (D) (F)	100,000	101,750
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	250,000	244,891
2.30%, 04/10/2019 (B)	700,000	700,167
2.50%, 12/03/2020 (B) (E)	1,820,000	1,809,642
New York Life Global Funding 1.13%, 03/01/2017 (B)	200,000	199,914
Pricoa Global Funding I
1.15%, 11/25/2016 (B)	500,000	499,943
2.20%, 05/16/2019 (B) (E)	200,000	199,652
2.55%, 11/24/2020 (B)	1,590,000	1,582,438

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Principal Life Global Funding II
0.94%, 12/01/2017 (A) (B) (E)	$ 1,300,000	$ 1,299,298
2.20%, 04/08/2020 (B)	1,300,000	1,288,559
Protective Life Global Funding 2.70%, 11/25/2020 (B) (E)	1,590,000	1,589,095
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 (B)	200,000	200,179
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	210,000	208,759
2.50%, 04/24/2019 (B)	100,000	99,607
XLIT, Ltd. 4.45%, 03/31/2025	40,000	39,170

		14,585,793

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022	200,000	193,493
3.30%, 12/05/2021	110,000	113,184

		306,677

IT Services - 0.3%
Fidelity National Information Services, Inc.
3.88%, 06/05/2024	100,000	96,520
4.50%, 10/15/2022	1,660,000	1,689,686

		1,786,206

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	80,000	79,940
3.30%, 02/15/2022	110,000	109,730
4.15%, 02/01/2024	1,600,000	1,661,889

		1,851,559

Machinery - 0.0% (C)
Stanley Black & Decker, Inc. 2.90%, 11/01/2022	200,000	195,923

Media - 0.6%
21st Century Fox America, Inc. 3.70%, 09/15/2024	800,000	806,605
CBS Corp. 4.00%, 01/15/2026	50,000	48,757
CCO Safari II LLC 4.46%, 07/23/2022 (B)	2,000,000	1,993,020
Comcast Corp. 4.40%, 08/15/2035	50,000	50,298
Cox Communications, Inc. 3.25%, 12/15/2022 (B)	100,000	90,871
Discovery Communications LLC 3.45%, 03/15/2025 (D)	40,000	36,211
SES SA 3.60%, 04/04/2023 (B)	200,000	194,824
Sky PLC
3.13%, 11/26/2022 (B)	80,000	77,666
3.75%, 09/16/2024 (B)	200,000	195,335
Time Warner, Inc. 3.60%, 07/15/2025	180,000	175,226

		3,668,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.0% (C)
Anglo American Capital PLC 1.27%, 04/15/2016 (A) (B)	$ 200,000	$ 198,043

Multi-Utilities - 0.0% (C)
Sempra Energy 2.88%, 10/01/2022	150,000	145,151

Multiline Retail - 0.0% (C)
Dollar Tree, Inc. 5.75%, 03/01/2023 (B)	101,000	104,535

Oil, Gas & Consumable Fuels - 1.4%
BP Capital Markets PLC
0.78%, 02/13/2018 (A)	450,000	446,590
2.32%, 02/13/2020	800,000	788,207
3.51%, 03/17/2025 (D)	120,000	116,208
3.54%, 11/04/2024	219,000	213,006
Canadian Natural Resources, Ltd. 0.98%, 03/30/2016 (A)	100,000	99,778
Continental Resources, Inc. 3.80%, 06/01/2024	100,000	70,443
Devon Energy Corp. 5.85%, 12/15/2025 (D)	80,000	77,804
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (G)	400,000	439,904
Enbridge, Inc. 3.50%, 06/10/2024 (D)	100,000	83,741
Energy Transfer Partners, LP
4.05%, 03/15/2025	400,000	328,504
4.75%, 01/15/2026	100,000	84,108
EOG Resources, Inc. 3.90%, 04/01/2035	40,000	36,623
Kinder Morgan, Inc. 5.05%, 02/15/2046 (D)	800,000	593,290
Occidental Petroleum Corp. 3.50%, 06/15/2025	1,830,000	1,787,359
Petroleos Mexicanos 6.00%, 03/05/2020 (D)	200,000	207,800
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	690,368
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023	100,000	82,486
3.60%, 11/01/2024	100,000	80,223
Rosneft Finance SA 7.88%, 03/13/2018, MTN (G)	200,000	212,797
Statoil ASA
2.45%, 01/17/2023	125,000	118,494
3.25%, 11/10/2024 (D)	1,800,000	1,765,420
Western Gas Partners, LP 4.00%, 07/01/2022	115,000	101,719
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	40,000	35,428

		8,460,300

Pharmaceuticals - 0.4%
Actavis Funding SCS
3.80%, 03/15/2025	80,000	79,591
3.85%, 06/15/2024	100,000	100,178

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Eli Lilly & Co. 2.75%, 06/01/2025 (D)	$ 1,190,000	$ 1,174,841
Endo Finance LLC / Endo Finco, Inc. 5.88%, 01/15/2023 (B)	1,000,000	980,000
Johnson & Johnson 0.48%, 11/28/2016 (A)	200,000	199,932
Merck & Co., Inc. 2.35%, 02/10/2022	81,000	79,530

		2,614,072

Professional Services - 0.1%
Moody’s Corp.
2.75%, 07/15/2019	200,000	201,693
5.25%, 07/15/2044	100,000	102,131

		303,824

Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	300,000	293,419
American Tower Corp.
3.50%, 01/31/2023	100,000	97,741
4.00%, 06/01/2025	1,250,000	1,228,685
Digital Realty Trust, LP 3.95%, 07/01/2022	1,830,000	1,817,192
iStar, Inc. 4.00%, 11/01/2017	100,000	98,050
Prologis, LP 3.75%, 11/01/2025	40,000	39,679
WP Carey, Inc. 4.60%, 04/01/2024	800,000	797,750

		4,372,516

Road & Rail - 0.4%
Aviation Capital Group Corp. 3.88%, 09/27/2016 (B)	200,000	201,500
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	200,000	197,095
3.65%, 09/01/2025	1,750,000	1,773,179
Canadian National Railway Co. 2.25%, 11/15/2022	400,000	383,555
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	100,000	100,626
Norfolk Southern Corp. 4.45%, 06/15/2045	50,000	47,113

		2,703,068

Semiconductors & Semiconductor Equipment - 0.0% (C)
Intel Corp.
3.10%, 07/29/2022	50,000	50,986
3.70%, 07/29/2025	100,000	103,435

		154,421

Software - 0.6%
Adobe Systems, Inc. 3.25%, 02/01/2025 (D)	41,000	40,015
Autodesk, Inc.
4.38%, 06/15/2025	100,000	98,222
Microsoft Corp.
2.13%, 11/15/2022 (D)	300,000	289,834
2.70%, 02/12/2025 (D)	800,000	780,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Oracle Corp.
0.83%, 10/08/2019 (A) (D)	$ 500,000	$ 498,339
2.80%, 07/08/2021	400,000	405,162
2.95%, 05/15/2025	1,250,000	1,217,737
4.30%, 07/08/2034	400,000	397,924

		3,727,787

Specialty Retail - 0.1%
AutoNation, Inc.
4.50%, 10/01/2025	50,000	50,719
Home Depot, Inc. 4.25%, 04/01/2046	50,000	51,115
QVC, Inc.
4.45%, 02/15/2025 (D)	100,000	92,743
4.85%, 04/01/2024	100,000	95,708

		290,285

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.
0.64%, 05/06/2019 (A)	400,000	398,041
3.45%, 05/06/2024	400,000	414,377

		812,418

Tobacco - 0.6%
BAT International Finance PLC
3.50%, 06/15/2022 (B)	50,000	51,254
3.95%, 06/15/2025 (B)	1,500,000	1,543,107
Imperial Tobacco Finance PLC
3.75%, 07/21/2022 (B)	200,000	200,801
4.25%, 07/21/2025 (B)	1,790,000	1,816,428
Reynolds American, Inc.
4.00%, 06/12/2022	50,000	51,979
4.45%, 06/12/2025	100,000	104,583
4.85%, 09/15/2023	100,000	106,899

		3,875,051

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	50,000	46,871

Water Utilities - 0.0% (C)
American Water Capital Corp. 3.40%, 03/01/2025	50,000	50,798

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023	104,000	105,300
6.38%, 03/01/2025	104,000	105,040
VimpelCom Holdings BV 5.20%, 02/13/2019 (B)	200,000	196,050

		406,390

Total Corporate Debt Securities (Cost $188,504,329)		186,994,752

FOREIGN GOVERNMENT OBLIGATION - 0.2%
Province of Ontario, Canada 1.65%, 09/27/2019	1,200,000	1,184,977

Total Foreign Government Obligation (Cost $1,198,184)		1,184,977

	Principal	Value
MORTGAGE-BACKED SECURITIES - 0.2%
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.86%, 07/25/2035 (A)	$ 51,741	$ 50,560
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1 0.72%, 05/25/2035 (A)	94,336	81,312
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA 1.45%, 12/15/2048 (A)	2,393,610	117,495
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1 0.66%, 03/25/2035 (A)	746,826	671,592

Total Mortgage-Backed Securities (Cost $869,411)		920,959

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds Series S1 6.92%, 04/01/2040	200,000	263,444
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	273,434
State of California, General Obligation Unlimited 7.35%, 11/01/2039	300,000	421,146

		958,024

New York - 0.0% (C)
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	190,432

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1 1.17%, 12/26/2031 (A)	85,420	84,447

Total Municipal Government Obligations (Cost $1,246,940)		1,232,903

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.8%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	14,450,000	14,253,032
2.38%, 01/13/2022	10,800,000	10,950,034
Federal National Mortgage Association
0.88%, 10/26/2017	1,800,000	1,792,566
1.88%, 09/18/2018 (D)	6,800,000	6,895,220
4.50%, 04/01/2028 - 10/01/2041	1,145,337	1,238,847
Financing Corp., Principal Only STRIPS 05/11/2018	600,000	581,221

Total U.S. Government Agency Obligations (Cost $34,994,283)		35,710,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 9.1%
U.S. Treasury Bond
2.75%, 08/15/2042 (H)	$ 33,200,000	$ 31,733,224
2.88%, 08/15/2045	5,800,000	5,633,024
3.13%, 08/15/2044 (H)	11,700,000	11,957,306
3.38%, 05/15/2044	500,000	536,602
U.S. Treasury Floating Rate Note 0.43%, 10/31/2017 (A)	3,100,000	3,097,173
U.S. Treasury Note
1.00%, 08/31/2019 (I)	1,500,000	1,470,409
1.25%, 11/15/2018	1,600,000	1,597,501

Total U.S. Government Obligations (Cost $53,682,857)		56,025,239

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.6%
Federal Home Loan Bank Discount Notes
0.14%, 01/22/2016 (J)	700,000	699,948
0.16%, 01/29/2016 - 02/03/2016 (J)	1,800,000	1,799,688
0.19%, 01/22/2016 - 02/08/2016 (J)	3,600,000	3,599,627
0.20%, 02/10/2016 (J)	300,000	299,923
0.23%, 01/22/2016 (J)	1,600,000	1,599,880
0.24%, 01/25/2016 - 01/26/2016 (J)	4,000,000	3,999,638
0.27%, 01/22/2016 - 01/27/2016 (J)	3,400,000	3,399,705
0.29%, 02/19/2016 (J)	3,900,000	3,898,756
0.31%, 01/28/2016 (J)	1,800,000	1,799,820
0.33%, 02/26/2016 (J)	5,900,000	5,897,829
0.39%, 02/01/2016 (J)	2,800,000	2,799,457
Federal Home Loan Mortgage Corp. Discount Notes
0.15%, 02/10/2016 (J)	1,300,000	1,299,666
0.23%, 01/13/2016 (J)	400,000	399,985
0.25%, 01/27/2016 (J)	2,300,000	2,299,779
0.28%, 02/22/2016 (J)	3,700,000	3,698,742
Federal National Mortgage Association Discount Notes
0.21%, 01/14/2016 (J)	14,500,000	14,499,391
0.23%, 01/14/2016 (J)	1,600,000	1,599,933
0.26%, 02/02/2016 - 02/17/2016 (J)	11,500,000	11,497,268

Total Short-Term U.S. Government Agency Obligations (Cost $65,085,385)		65,089,035

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 21.9%
U.S. Treasury Bill
0.05%, 01/07/2016 (D) (J)	67,692,000	67,691,729
0.09%, 01/07/2016 (D) (J)	1,773,000	1,772,993
0.17%, 01/28/2016 (J)	6,000,000	5,999,478
0.19%, 01/28/2016 (J)	10,100,000	10,099,121
0.20%, 01/21/2016 (I) (J)	32,900,000	32,898,421
0.23%, 01/07/2016 (D) (J)	11,981,000	11,980,952
0.24%, 01/07/2016 (D) (J)	1,519,000	1,518,994
0.56%, 06/30/2016 (J)	800,000	798,084
0.57%, 06/30/2016 (J)	1,400,000	1,396,647

Total Short-Term U.S. Government Obligations (Cost $134,152,028)		134,156,419

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.3%
Put - S&P 500® Exercise Price $1,725.00 Expiration Date 12/16/2016	1,412	$ 8,274,320

Total Exchange-Traded Options Purchased (Cost $10,448,492)		8,274,320

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	22,928,943	22,928,943

Total Securities Lending Collateral (Cost $22,928,943)		22,928,943

	Principal	Value
REPURCHASE AGREEMENTS - 19.6%
Bank of America NA 0.42% (J), dated 12/21/2015, to be repurchased at $29,804,867 on 01/04/2016. Collateralized by U.S. Government Obligations, 3.13% - 4.25%, due 01/15/2041 - 11/15/2043, and with a total value of $30,557,207.	$ 29,800,000	29,800,000
HSBC Bank PLC 0.43% (J), dated 12/23/2015, to be repurchased at $26,004,348 on 01/06/2016. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2019, and with a value of $26,894,104.	26,000,000	26,000,000
RBC Capital Markets LLC 0.54% (J), dated 12/31/2015, to be repurchased at $54,503,270 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2022, and with a value of $55,656,866.	54,500,000	54,500,000
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $10,219,231 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/29/2017, and with a value of $10,428,019.	10,219,197	10,219,197

Total Repurchase Agreements (Cost $120,519,197)		120,519,197

Total Investments (Cost $635,110,789) (K)		634,632,221
Net Other Assets (Liabilities) - (3.4)%		(20,835,768)

Net Assets - 100.0%		$ 613,796,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS: (L)

Credit Default Swap Agreements on Credit Indices - Sell Protection (M)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (N)		Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 25	1.00%	12/20/2020	USD	245,000,000	$1,413,296	$2,295,735	$(882,439)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR	500,000	$(63,598)	$(3,033)	$(60,565)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD	700,000	$13,535	$(5,333)	$18,868
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR	700,000	27,878	(1,437)	29,315
6-Month EUR-EURIBOR	1.30	09/15/2045	EUR	2,800,000	(222,730)	(86,068)	(136,662)

Total					$(181,317)	$(92,838)	$(88,479)

OVER-THE-COUNTER SWAP AGREEMENTS: (P)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (M)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2015 (Q)	Notional Amount (N)		Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	2.94%	USD	200,000	$(15,360)	$(26,154)	$10,794

Total Return Swap Agreements - Payable (R)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	BOA	3-Month USD-LIBOR	05/16/2016	12,704	$363,336	$—	$363,336

FUTURES CONTRACTS: (S)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	41	03/31/2016	$—	$(9,981)
10-Year U.S. Treasury Note	Long	22	03/21/2016	—	(6,214)
Russell 2000® Mini Index	Long	259	03/18/2016	283,193	—
S&P 500® E-Mini	Long	2,705	03/18/2016	1,817,812	—

Total				$2,101,005	$(16,195)

FORWARD FOREIGN CURRENCY CONTRACTS: (P)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/11/2016	USD	250,304	EUR	233,000	$—	$(3,174)
GSC	01/05/2016	USD	3,044,617	JPY	371,900,000	—	(49,935)
JPM	01/05/2016	JPY	371,900,000	USD	3,073,396	21,156	—
JPM	02/02/2016	USD	3,075,136	JPY	371,900,000	—	(21,129)

Total						$21,156	$(74,238)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$1,594,557	$—	$1,594,557
Corporate Debt Securities	—	186,994,752	—	186,994,752
Foreign Government Obligation	—	1,184,977	—	1,184,977
Mortgage-Backed Securities	—	920,959	—	920,959
Municipal Government Obligations	—	1,232,903	—	1,232,903
U.S. Government Agency Obligations	—	35,710,920	—	35,710,920
U.S. Government Obligations	—	56,025,239	—	56,025,239
Short-Term U.S. Government Agency Obligations	—	65,089,035	—	65,089,035
Short-Term U.S. Government Obligations	—	134,156,419	—	134,156,419
Exchange-Traded Options Purchased	8,274,320	—	—	8,274,320
Securities Lending Collateral	22,928,943	—	—	22,928,943
Repurchase Agreements	—	120,519,197	—	120,519,197

Total Investments	$31,203,263	$603,428,958	$—	$634,632,221

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$1,413,296	$—	$1,413,296
Centrally Cleared Interest Rate Swap Agreements	—	41,413	—	41,413
Over-the-Counter Total Return Swap Agreements	—	363,336	—	363,336
Futures Contracts (U)	2,101,005	—	—	2,101,005
Forward Foreign Currency Contracts (U)	—	21,156	—	21,156

Total Other Financial Instruments	$2,101,005	$1,839,201	$—	$3,940,206

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(286,328)	$—	$(286,328)
Over-the-Counter Credit Default Swap Agreements	—	(15,360)	—	(15,360)
Futures Contracts (U)	(16,195)	—	—	(16,195)
Forward Foreign Currency Contracts (U)	—	(74,238)	—	(74,238)

Total Other Financial Instruments	$(16,195)	$(375,926)	$—	$(392,121)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $43,347,710, representing 7.1% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $22,451,765. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Illiquid security. Total aggregate value of illiquid securities is $11,156,421, representing 1.8% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $1,054,301, representing 0.2% of the Portfolio’s net assets.
(H)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $5,322,769.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $13,720,822.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $633,763,263. Aggregate gross unrealized appreciation and depreciation for all securities is $4,437,404 and $3,568,446, respectively. Net unrealized appreciation for tax purposes is $868,958.
(L)	Cash in the amount of $526,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(M)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(N)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(O)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(P)	Cash in the amount of $910,000 has been segregated by the broker as collateral for open swap and/or forward foreign currency contracts.
(Q)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(R)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(S)	Cash in the amount of $309,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $514,591,592) (including securities loaned of $22,451,765)	$514,113,024
Repurchase agreement, at value (cost $120,519,197)	120,519,197
Cash	2,199,994
Foreign currency, at value (cost $143,347)	128,967
OTC swap agreements, at value	363,336
Unrealized appreciation on forward foreign currency contracts	21,156
Receivables:
Shares sold	17,656
Investments sold	5,899,300
Interest	2,529,527
Tax reclaims	3,643
Net income from securities lending	4,584

Total assets	645,800,384

Liabilities:
Cash deposit due to broker	75,000
Payables and other liabilities:
Shares redeemed	2,177
Investments purchased	5,897,188
Investment advisory fees	405,097
Distribution and service fees	129,404
Administration fees	15,700
Transfer agent fees	1,537
Trustees, CCO and deferred compensation fees	1,091
Audit and tax fees	13,567
Custody fees	31,138
Legal fees	7,810
Printing and shareholder reports fees	42,038
Other	1,889
Variation margin payable	2,361,754
Collateral for securities on loan	22,928,943
OTC swap agreements, at value	15,360
Unrealized depreciation on forward foreign currency contracts	74,238

Total liabilities	32,003,931

Net assets	$613,796,453

Net assets consist of:
Capital stock ($0.01 par value)	$547,913
Additional paid-in capital	620,771,475
Undistributed (distributions in excess of) net investment income (loss)	1,381,074
Accumulated net realized gain (loss)	(9,803,044)
Net unrealized appreciation (depreciation) on:
Investments	(478,568)
Swap agreements	(657,353)
Futures contracts	2,084,810
Translation of assets and liabilities denominated in foreign currencies	(49,854)

Net assets	$613,796,453

Net assets by class:
Initial Class	$6,714,454
Service Class	607,081,999

Shares outstanding:
Initial Class	592,420
Service Class	54,198,897

Net asset value and offering price per share:
Initial Class	$11.33
Service Class	11.20

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$7,209,489
Net income from securities lending	21,095
Withholding taxes on foreign income	(2,318)

Total investment income	7,228,266

Expenses:
Investment advisory fees	4,740,868
Distribution and service fees:
Service Class	1,513,456
Administration fees	165,988
Transfer agent fees	8,703
Trustees, CCO and deferred compensation fees	16,001
Audit and tax fees	19,780
Custody fees	181,189
Legal fees	40,153
Printing and shareholder reports fees	55,663
Other	18,974

Total expenses	6,760,775

Net investment income (loss)	467,491

Net realized gain (loss) on:
Investments	(1,738,293)
Written options and swaptions	115,201
Swap agreements	(689,851)
Futures contracts	(843,049)
Foreign currency transactions	111,585

Net realized gain (loss)	(3,044,407)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,861,921)
Written options and swaptions	(13,085)
Swap agreements	563,844
Futures contracts	(4,402,639)
Translation of assets and liabilities denominated in foreign currencies	(85,063)

Net change in unrealized appreciation (depreciation)	(13,798,864)

Net realized and change in unrealized gain (loss)	(16,843,271)

Net increase (decrease) in net assets resulting from operations	$(16,375,780)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$467,491	$(195,118)
Net realized gain (loss)	(3,044,407)	21,386,165
Net change in unrealized appreciation (depreciation)	(13,798,864)	12,021,727

Net increase (decrease) in net assets resulting from operations	(16,375,780)	33,212,774

Distributions to shareholders:
Net investment income:
Initial Class	—	(78,253)
Service Class	—	(4,644,674)

Total distributions from net investment income	—	(4,722,927)

Net realized gains:
Initial Class	(232,721)	(231,080)
Service Class	(20,718,793)	(15,010,990)

Total distributions from net realized gains	(20,951,514)	(15,242,070)

Total distributions to shareholders	(20,951,514)	(19,964,997)

Capital share transactions:
Proceeds from shares sold:
Initial Class	663,215	613,534
Service Class	73,281,624	230,467,899

	73,944,839	231,081,433

Dividends and distributions reinvested:
Initial Class	232,721	309,333
Service Class	20,718,793	19,655,664

	20,951,514	19,964,997

Cost of shares redeemed:
Initial Class	(1,102,581)	(1,211,674)
Service Class	(16,289,654)	(5,385,815)

	(17,392,235)	(6,597,489)

Net increase (decrease) in net assets resulting from capital share transactions	77,504,118	244,448,941

Net increase (decrease) in net assets	40,176,824	257,696,718

Net assets:
Beginning of year	573,619,629	315,922,911

End of year	$613,796,453	$573,619,629

Undistributed (distributions in excess of) net investment income (loss)	$1,381,074	$1,921,233

Capital share transactions - shares:
Shares issued:
Initial Class	56,231	51,988
Service Class	6,164,879	19,582,621

	6,221,110	19,634,609

Shares reinvested:
Initial Class	20,450	26,259
Service Class	1,840,035	1,682,848

	1,860,485	1,709,107

Shares redeemed:
Initial Class	(93,142)	(101,863)
Service Class	(1,413,753)	(464,751)

	(1,506,895)	(566,614)

Net increase (decrease) in shares outstanding:
Initial Class	(16,461)	(23,616)
Service Class	6,591,161	20,800,718

	6,574,700	20,777,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$12.00	$11.59	$10.40		$10.49		$10.97

Investment operations:
Net investment income (loss) (A)	0.04	0.02	0.01		0.11	(B)	0.18	(B)
Net realized and unrealized gain (loss)	(0.31)	0.90	1.25		0.01		(0.52)

Total investment operations	(0.27)	0.92	1.26		0.12		(0.34)

Distributions:
Net investment income	–	(0.13)	(0.07)		(0.21)		(0.14)
Net realized gains	(0.40)	(0.38)	—		—		—

Total distributions	(0.40)	(0.51)	(0.07)		(0.21)		(0.14)

Net asset value, end of year	$11.33	$12.00	$11.59		$10.40		$10.49

Total return (C)	(2.27)%	8.05%	12.16%		1.19%		(3.10)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,714	$7,308	$7,332		$7,392		$10,041
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.90%		1.00	%(D)	0.99	%(D)
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.91%		0.99	%(D)	1.00	%(D)
Net investment income (loss) to average net assets	0.32%	0.20%	0.10%		1.05%		1.63%
Portfolio turnover rate	70%	25%	54	%(E)	783	%(F)	788	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.90	$11.51	$10.35		$10.43		$10.93

Investment operations:
Net investment income (loss) (A)	0.01	(0.01)	(0.02)		0.08	(B)	0.17	(B)
Net realized and unrealized gain (loss)	(0.31)	0.90	1.24		0.02		(0.54)

Total investment operations	(0.30)	0.89	1.22		0.10		(0.37)

Distributions:
Net investment income	–	(0.12)	(0.06)		(0.18)		(0.13)
Net realized gains	(0.40)	(0.38)	—		—		—

Total distributions	(0.40)	(0.50)	(0.06)		(0.18)		(0.13)

Net asset value, end of year	$11.20	$11.90	$11.51		$10.35		$10.43

Total return (C)	(2.55)%	7.83%	11.85%		0.98%		(3.41)%

Ratio and supplemental data:
Net assets end of year (000’s)	$607,082	$566,312	$308,591		$72,894		$63,413
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.11%	1.15%		1.25	%(D)	1.24	%(D)
Including waiver and/or reimbursement and recapture	1.11%	1.11%	1.16%		1.24	%(D)	1.25	%(D)
Net investment income (loss) to average net assets	0.07%	(0.05)%	(0.16)%		0.80%		1.53%
Portfolio turnover rate	70%	25%	54	%(E)	783	%(F)	788	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$9,491,400	$—	$—	$—	$9,491,400
U.S. Government Agency Obligations	387,010	—	—	—	387,010
Short-Term U.S. Government Obligations	13,050,533	—	—	—	13,050,533
Total Securities Lending Transactions	$22,928,943	$—	$—	$—	$22,928,943
Total Borrowings	$22,928,943	$—	$—	$—	$22,928,943
Gross amount of recognized liabilities for securities lending transactions					$22,928,943

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$—	—	$—	—
Options written	10,065	19	9,175	19
Options closed	—	—	—	—
Options expired	(10,065)	(19)	(9,175)	(19)
Options exercised	—	—	—	—
Balance at December 31, 2015	$—	—	$—	—

As of December 31, 2015, transactions in written swaptions are as follows:

	Call Options		Put Options
	Amount of Premiums	Notional Amount	Amount of Premiums	Notional Amount	Notional Amount
Balance at December 31, 2014	$—	EUR —	$22,578	EUR —	USD 1,260,000
Options written	75,509	2,800,000	81,431	2,800,000	—
Options closed	(75,509)	(2,800,000)	(22,578)	—	(1,260,000)
Options expired	—	—	—	—	—
Options exercised	—	—	(81,431)	(2,800,000)	—
Balance at December 31, 2015	$—	EUR —	$—	EUR —	USD —

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$8,274,320	$—	$—	$8,274,320
Centrally cleared swap agreements, at value (B) (C)	41,413	—	—	1,413,296	—	1,454,709
OTC swap agreements, at value	—	—	363,336	—	—	363,336
Net unrealized appreciation on futures contracts (B) (D)	—	—	2,101,005	—	—	2,101,005
Unrealized appreciation on forward foreign currency contracts	—	21,156	—	—	—	21,156
Total (E)	$41,413	$21,156	$10,738,661	$1,413,296	$—	$12,214,526

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (B) (C)	$(286,328)	$—	$—	$—	$—	$(286,328)
OTC swap agreements, at value	—	—	—	(15,360)	—	(15,360)
Net unrealized depreciation on futures contracts (B) (D)	(16,195)	—	—	—	—	(16,195)
Unrealized depreciation on forward foreign currency contracts	—	(74,238)	—	—	—	(74,238)
Total (E)	$(302,523)	$(74,238)	$—	$(15,360)	$—	$(392,121)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(23,689)	$—	$(5,039,169)	$—	$—	$(5,062,858)
Written options and swaptions	115,201	—	—	—	—	115,201
Swap agreements	59,694	—	(2,601,655)	1,852,110	—	(689,851)
Futures contracts	86,785	—	(929,834)	—	—	(843,049)
Forward foreign currency contracts (B)	—	135,138	—	—	—	135,138
Total	$237,991	$135,138	$(8,570,658)	$1,852,110	$—	$(6,345,419)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$19,991	$—	$(2,520,328)	$—	$—	$(2,500,337)
Written options and swaptions	(13,085)	—	—	—	—	(13,085)
Swap agreements	(142,197)	—	2,424,015	(1,717,974)	—	563,844
Futures contracts	(19,490)	—	(4,383,149)	—	—	(4,402,639)
Forward foreign currency contracts (D)	—	(90,763)	—	—	—	(90,763)
Total	$(154,781)	$(90,763)	$(4,479,462)	$(1,717,974)	$—	$(6,442,980)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ —	$ 7,230,402	$ (14,055)	$ (82,570)	$ 495,124,843	6,161,304	—	$ 2,950,834	$ 6,017,004	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities(A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$363,336	$(3,174)	$—	$360,162	$3,174	$(3,174)	$—	$—
Goldman Sachs Bank	—	—	—	—	49,935	—	—	49,935
JPMorgan Chase Bank, N.A.	21,156	(21,156)	—	—	36,489	(21,156)	—	15,333
Other Derivatives (C)	11,830,034	—	—	11,830,034	302,523	—	—	302,523

Total	$12,214,526	$(24,330)	$—	$12,190,196	$392,121	$(24,330)	$—	$367,791

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.78%
Over $250 million up to $750 million	0.77%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.95%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 159,600,990	$ 69,138,265	$ 10,025,077	$ 173,314,626

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options contracts, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

currency gains and losses, paydown gain/loss, reclass of swap interest receivable, distribution re-designations, reclass of swap realized gain loss, reclass of swap reset payments, reversal of prior year mark to market of total return swaps, and centrally cleared swap agreement fees reclass. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,007,650)	$ 1,007,650

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 4,186,144	$ 4,932,698

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,432,319	$ 12,519,195	$ —	$ 7,904,157	$ 12,060,840	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,823,972	$ —	$ (9,118,842)	$ —	$ —	$ (228,065)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $12,519,195 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

In addition to the European Central Bank’s (“ECB”) highly anticipated foray into quantitative easing (“QE”), 2015 began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (“Fed”) remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime in 2015, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evident in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 23% rally from July 2014 through March 2015, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and to widening high yield spreads, which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

Over the year, equity markets across the globe struggled, as markets grappled with fears of a Greek exit from the eurozone, uncertainty surrounding emerging market and global growth and devastation in Paris from terrorist attacks.

PERFORMANCE

For the year ended December 31, 2015, Transamerica PIMCO Tactical - Conservative VP, Initial Class returned (1.77)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Conservative VP Blended Benchmark, returned 1.38% and 0.02%, respectively.

STRATEGY REVIEW

Stints of market volatility triggered de-risking events in the Portfolio early in the year as well as in the third and fourth quarters. As market volatility spiked during those periods, the Portfolio de-risked to maintain a stable volatility profile for the overall Portfolio. As these violent periods subsided, the Portfolio gradually re-risked, eventually attaining max equity exposure. Dynamic equity positioning, obtained via exposure to S&P 500® futures, detracted from performance as equities markets were relatively choppy across the globe, producing negative and/or modest returns over the year. In addition, tail-risk hedges were negative for returns as the S&P 500® gained slightly over the year. Fixed income allocations partially offset equity drawdowns. Favorable sector and security selection within credit was positive despite modest spread widening. U.S. duration and curve positioning, which was partially facilitated through futures, swaps and eurodollar futures, detracted as gains on the front end of the curve were not enough to offset losses elsewhere amid volatility in U.S. rates. Finally, an underweight to emerging market external debt was positive for returns as spreads widened during the period.

The Portfolio used derivatives during the period, which detracted from performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.77)%	1.84%	3.14%	05/01/2009
S&P 500® (A)	1.38%	12.57%	16.04%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	0.02%	6.70%	8.80%
Service Class	(2.08)%	1.59%	2.89%	05/01/2009

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 40% Barclays U.S. Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$984.00	$4.40	$1,020.80	$4.48	0.88%
Service Class	1,000.00	982.70	5.70	1,019.50	5.80	1.14

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	33.5%
Repurchase Agreements	30.2
U.S. Government Obligations	13.7
Short-Term U.S. Government Obligations	11.0
U.S. Government Agency Obligations	8.2
Securities Lending Collateral	2.2
Exchange-Traded Options Purchased	1.0
Short-Term U.S. Government Agency Obligation	0.6
Municipal Government Obligations	0.5
Foreign Government Obligation	0.5
Asset-Backed Securities	0.3
Mortgage-Backed Securities	0.2
Net Other Assets (Liabilities)^	(1.9)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 0.3%
Bear Stearns Asset-Backed Securities Trust
Series 2005-SD1, Class 2M2
1.62%, 01/25/2045 (A)	$ 346,384	$ 275,747
FFMLT Trust
Series 2005-FF2, Class M4
1.31%, 03/25/2035 (A)	300,000	276,427
Mercedes-Benz Auto Receivables Trust
Series 2014-1, Class A2
0.43%, 02/15/2017	12,936	12,931
Northstar Education Finance, Inc.
Series 2012-1, Class A
1.12%, 12/26/2031 (A) (B)	59,968	57,955
SLC Private Student Loan Trust
Series 2006-A, Class A5
0.49%, 07/15/2036 (A)	51,158	50,703
SLM Private Credit Student Loan Trust
Series 2006-B, Class A4
0.69%, 03/15/2024 (A)	42,897	42,320
SLM Private Education Loan Trust
Series 2012-E, Class A1
1.08%, 10/16/2023 (A) (B)	9,885	9,864
SLM Student Loan Trust
Series 2004-10, Class A5A
0.72%, 04/25/2023 (A) (B)	31,787	31,740

Total Asset-Backed Securities (Cost $732,829)		757,687

CORPORATE DEBT SECURITIES - 33.5%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp.
3.60%, 03/01/2035	16,000	14,308
4.50%, 05/15/2036	20,000	20,248

		34,556

Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc.
2.45%, 10/01/2022	100,000	98,917

Airlines - 0.3%
Air Canada Pass-Through Trust
3.75%, 06/15/2029 (B) (D)	640,000	645,197
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	44,849	45,970
5.50%, 04/29/2022	40,788	42,011
Southwest Airlines Co.
2.75%, 11/06/2019	20,000	20,155

		753,333

Automobiles - 1.0%
Daimler Finance North America LLC
0.84%, 03/02/2018 (A) (B)	170,000	168,072
2.25%, 03/02/2020 (B)	300,000	293,272
Ford Motor Credit Co. LLC
0.98%, 09/08/2017 (A)	200,000	197,212
4.13%, 08/04/2025	840,000	836,989
General Motors Financial Co., Inc.
3.20%, 07/13/2020	150,000	147,691
3.70%, 11/24/2020	830,000	832,245

		2,475,481

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 10.2%
Abbey National Treasury Services PLC
2.38%, 03/16/2020	$ 1,700,000	$ 1,697,210
Bank of America Corp.
1.00%, 08/25/2017, MTN (A)	50,000	49,925
2.63%, 10/19/2020, MTN	860,000	849,182
5.70%, 01/24/2022	2,200,000	2,480,927
6.88%, 04/25/2018, MTN	200,000	220,651
Bank of America NA
0.76%, 05/08/2017 (A)	250,000	249,383
0.90%, 06/05/2017 (A)	300,000	298,997
1.75%, 06/05/2018	300,000	298,071
Bank of Montreal
2.55%, 11/06/2022, MTN	200,000	197,504
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.00%, 03/05/2018 (A) (B)	200,000	198,844
2.30%, 03/05/2020 (B)	200,000	197,144
Barclays PLC
3.65%, 03/16/2025	500,000	480,512
Citigroup, Inc.
1.31%, 12/07/2018 (A)	370,000	368,836
2.05%, 12/07/2018	830,000	825,615
2.40%, 02/18/2020	2,500,000	2,470,750
4.40%, 06/10/2025	300,000	303,002
Commonwealth Bank of Australia
0.73%, 09/08/2017 (A) (B)	100,000	99,554
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.88%, 02/08/2022	1,300,000	1,371,999
4.50%, 01/11/2021	200,000	217,512
Credit Agricole SA
7.88%, 01/23/2024 (A) (B) (E)	250,000	255,625
HSBC Holdings PLC
5.10%, 04/05/2021	240,000	266,822
HSBC USA, Inc.
0.97%, 11/13/2019 (A)	100,000	98,507
2.38%, 11/13/2019	180,000	179,245
2.75%, 08/07/2020	1,650,000	1,650,165
ING Bank NV
1.07%, 03/16/2018 (A) (B) (D)	200,000	199,306
2.45%, 03/16/2020 (B)	30,000	29,907
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,900,000	1,908,466
3.25%, 09/23/2022	200,000	201,154
3.90%, 07/15/2025	170,000	175,189
JPMorgan Chase Bank NA
6.00%, 10/01/2017	340,000	363,514
Lloyds Bank PLC
2.70%, 08/17/2020	1,600,000	1,611,306
Manufacturers & Traders Trust Co.
2.25%, 07/25/2019	250,000	249,221
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/2020 (B)	200,000	199,794
Mizuho Bank, Ltd.
3.60%, 09/25/2024 (B)	300,000	303,560
Santander UK Group Holdings PLC
2.88%, 10/16/2020	860,000	854,161
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 (F) (G)	400,000	401,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Sumitomo Mitsui Banking Corp.
2.65%, 07/23/2020, MTN	$ 860,000	$ 858,774
Swedbank AB
2.20%, 03/04/2020 (B) (F)	450,000	444,635
Toronto-Dominion Bank
0.57%, 05/02/2017 (A)	100,000	99,776
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	80,000	79,607
2.60%, 07/22/2020, MTN (F)	2,200,000	2,194,364
3.00%, 02/19/2025, MTN	200,000	194,532

		25,694,848

Biotechnology - 0.6%
AbbVie, Inc.
2.90%, 11/06/2022	350,000	338,603
Amgen, Inc.
3.13%, 05/01/2025	640,000	607,980
3.63%, 05/22/2024	200,000	199,926
4.10%, 06/15/2021	400,000	421,265
Baxalta, Inc.
3.60%, 06/23/2022 (B)	20,000	19,995
4.00%, 06/23/2025 (B)	20,000	19,792

		1,607,561

Building Products - 0.0% (C)
Fortune Brands Home & Security, Inc.
4.00%, 06/15/2025	60,000	59,355
Masco Corp.
4.45%, 04/01/2025	20,000	19,600
Owens Corning
4.20%, 12/01/2024	20,000	19,465

		98,420

Capital Markets - 3.9%
Bank of New York Mellon Corp.
2.45%, 11/27/2020, MTN	80,000	79,648
2.60%, 08/17/2020, MTN	1,240,000	1,244,899
3.00%, 02/24/2025, MTN (F)	500,000	491,697
Credit Suisse AG
1.00%, 04/27/2018 (A)	300,000	298,577
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025 (B)	1,900,000	1,837,840
Goldman Sachs Group, Inc.
1.04%, 03/22/2016 (A)	150,000	149,858
3.75%, 05/22/2025	60,000	60,400
3.85%, 07/08/2024, MTN	2,300,000	2,347,058
6.15%, 04/01/2018	240,000	260,620
Lazard Group LLC
3.75%, 02/13/2025	30,000	27,679
Morgan Stanley
4.00%, 07/23/2025, MTN	60,000	61,786
5.50%, 07/24/2020, MTN	1,900,000	2,113,969
6.63%, 04/01/2018, MTN	200,000	219,306
UBS AG
0.74%, 08/14/2017, MTN (A)	250,000	248,828
2.38%, 08/14/2019, MTN	250,000	249,708

		9,691,873

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
ADT Corp.
4.13%, 06/15/2023 (F)	$ 40,000	$ 37,400
ERAC USA Finance LLC
4.50%, 02/15/2045 (B)	15,000	13,949
MUFG Americas Holdings Corp.
0.91%, 02/09/2018 (A)	24,000	23,903
2.25%, 02/10/2020	15,000	14,749
Republic Services, Inc.
3.55%, 06/01/2022	500,000	510,594
Waste Management, Inc.
3.13%, 03/01/2025	15,000	14,598

		615,193

Consumer Finance - 1.6%
American Express Co.
4.90%, 03/15/2020 (A) (E)	70,000	66,500
American Express Credit Corp.
0.85%, 08/15/2019, MTN (A)	100,000	97,829
1.11%, 11/05/2018, MTN (A)	50,000	50,002
1.88%, 11/05/2018, MTN	860,000	857,727
2.25%, 08/15/2019, MTN	200,000	200,035
John Deere Capital Corp.
1.60%, 07/13/2018, MTN	20,000	19,909
Navient Corp.
5.88%, 03/25/2021	330,000	293,700
PACCAR Financial Corp.
0.61%, 02/08/2016, MTN (A)	70,000	69,987
Synchrony Financial
2.60%, 01/15/2019	830,000	827,018
2.70%, 02/03/2020	15,000	14,712
4.50%, 07/23/2025	860,000	857,964
Toyota Motor Credit Corp.
0.65%, 05/17/2016 (A)	100,000	100,026
2.15%, 03/12/2020, MTN	500,000	499,871

		3,955,280

Containers & Packaging - 0.0% (C)
International Paper Co.
3.80%, 01/15/2026 (F)	20,000	19,705

Distributors - 0.0% (C)
WW Grainger, Inc.
4.60%, 06/15/2045	20,000	20,940

Diversified Consumer Services - 0.6%
Nationwide Building Society
3.90%, 07/21/2025 (B)	1,500,000	1,547,240

Diversified Financial Services - 1.1%
CME Group, Inc.
3.00%, 09/15/2022	1,600,000	1,610,328
GE Capital International Funding Co.
2.34%, 11/15/2020 (B)	496,000	491,864
General Electric Capital Corp.
5.50%, 01/08/2020, MTN	172,000	192,910
Helios Leasing I LLC
1.56%, 09/28/2024	149,674	144,465
Intercontinental Exchange, Inc.
2.75%, 12/01/2020	40,000	39,990
McGraw Hill Financial, Inc.
4.40%, 02/15/2026	40,000	40,927

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Tagua Leasing LLC
1.58%, 11/16/2024	$ 153,750	$ 148,447

		2,668,931

Diversified Telecommunication Services - 1.2%
AT&T, Inc.
0.74%, 02/12/2016 (A)	100,000	99,956
1.02%, 03/30/2017 (A)	100,000	99,743
1.53%, 06/30/2020 (A)	40,000	39,714
3.40%, 05/15/2025	60,000	57,665
Telefonica Emisiones SAU
6.22%, 07/03/2017	1,000,000	1,062,760
Verizon Communications, Inc.
0.88%, 06/09/2017 (A)	100,000	99,579
1.30%, 06/17/2019 (A)	200,000	198,644
2.04%, 09/15/2016 (A)	100,000	100,612
4.15%, 03/15/2024	700,000	719,363
4.50%, 09/15/2020	100,000	107,441
5.15%, 09/15/2023	500,000	549,663

		3,135,140

Electric Utilities - 0.9%
Appalachian Power Co.
3.40%, 06/01/2025	650,000	634,298
Duke Energy Corp.
0.99%, 04/03/2017 (A)	100,000	99,668
3.75%, 04/15/2024	100,000	101,320
4.80%, 12/15/2045	830,000	838,544
Duke Energy Progress LLC
0.65%, 03/06/2017 (A)	100,000	99,706
Entergy Corp.
4.00%, 07/15/2022	40,000	40,807
Entergy Louisiana LLC
3.30%, 12/01/2022	100,000	100,301
FirstEnergy Corp.
2.75%, 03/15/2018	100,000	100,455
MidAmerican Energy Co.
3.50%, 10/15/2024	40,000	40,878
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 (B)	200,000	185,274
Pacific Gas & Electric Co.
3.50%, 06/15/2025	20,000	20,222

		2,261,473

Electrical Equipment - 0.2%
Eaton Corp.
2.75%, 11/02/2022	250,000	241,911
Schneider Electric SE
2.95%, 09/27/2022 (B) (F)	150,000	148,516

		390,427

Electronic Equipment, Instruments & Components - 0.0% (C)
Flextronics International, Ltd.
4.75%, 06/15/2025 (B)	20,000	19,475

Energy Equipment & Services - 0.1%
DCP Midstream Operating, LP
2.70%, 04/01/2019	100,000	81,009
Halliburton Co.
3.80%, 11/15/2025	40,000	38,949

		119,958

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.4%
CVS Health Corp.
3.88%, 07/20/2025	$ 130,000	$ 132,676
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	900,000	873,151

		1,005,827

Food Products - 0.4%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (B)	20,000	19,948
3.50%, 07/15/2022 (B)	20,000	20,138
3.95%, 07/15/2025 (B)	920,000	928,565

		968,651

Gas Utilities - 0.0% (C)
National Fuel Gas Co.
5.20%, 07/15/2025	50,000	45,865

Health Care Equipment & Supplies - 1.5%
Becton Dickinson and Co.
0.96%, 06/15/2016 (A)	90,000	89,958
3.73%, 12/15/2024	40,000	40,341
Boston Scientific Corp.
3.38%, 05/15/2022	650,000	641,229
Medtronic, Inc.
3.50%, 03/15/2025	1,270,000	1,280,376
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,620,000	1,599,640
3.15%, 04/01/2022	30,000	29,492
3.55%, 04/01/2025	30,000	29,152

		3,710,188

Health Care Providers & Services - 0.2%
Aetna, Inc.
3.50%, 11/15/2024	20,000	19,964
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	15,000	14,474
UnitedHealth Group, Inc.
2.88%, 12/15/2021	370,000	375,132

		409,570

Hotels, Restaurants & Leisure - 0.5%
Carnival Corp.
1.20%, 02/05/2016	100,000	100,031
McDonald’s Corp.
3.70%, 01/30/2026, MTN	820,000	819,326
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50%, 03/01/2025 (B) (F)	300,000	267,375

		1,186,732

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	140,000	139,413
4.50%, 03/11/2044	100,000	102,913

		242,326

Insurance - 3.0%
ACE INA Holdings, Inc.
3.35%, 05/03/2026	40,000	39,877
American International Group, Inc.
3.75%, 07/10/2025	450,000	445,977

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
First American Financial Corp.
4.60%, 11/15/2024	$ 20,000	$ 20,248
Jackson National Life Global Funding
2.60%, 12/09/2020 (B) (D)	820,000	815,916
Marsh & McLennan Cos., Inc.
3.75%, 03/14/2026	20,000	20,026
MassMutual Global Funding II
2.45%, 11/23/2020 (B) (D)	950,000	945,119
MetLife, Inc.
4.05%, 03/01/2045	20,000	18,560
5.25%, 06/15/2020 (A) (E)	40,000	40,700
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	146,934
2.30%, 04/10/2019 (B)	100,000	100,024
2.50%, 12/03/2020 (B) (D)	950,000	944,594
New York Life Global Funding
1.13%, 03/01/2017 (B)	100,000	99,957
1.55%, 11/02/2018 (B) (D)	860,000	852,995
Pricoa Global Funding I
2.55%, 11/24/2020 (B) (D)	830,000	826,053
Principal Life Global Funding II
0.94%, 12/01/2017 (A) (B) (D)	370,000	369,800
2.20%, 04/08/2020 (B)	600,000	594,719
Protective Life Global Funding
2.70%, 11/25/2020 (B) (D)	830,000	829,528
QBE Insurance Group, Ltd.
2.40%, 05/01/2018 (B)	300,000	300,269
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	110,000	109,350
XLIT, Ltd.
4.45%, 03/31/2025	20,000	19,585

		7,540,231

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022	200,000	193,493
3.30%, 12/05/2021	40,000	41,158

		234,651

IT Services - 0.4%
Fidelity National Information Services, Inc.
4.50%, 10/15/2022	860,000	875,379

Life Sciences Tools & Services - 0.0% (C)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	40,000	39,970
3.30%, 02/15/2022	40,000	39,902

		79,872

Media - 0.9%
21st Century Fox America, Inc.
3.70%, 09/15/2024	300,000	302,477
CBS Corp.
4.00%, 01/15/2026	20,000	19,503
CCO Safari II LLC
4.46%, 07/23/2022 (B)	1,800,000	1,793,718
Comcast Corp.
4.40%, 08/15/2035	20,000	20,119
Discovery Communications LLC
3.45%, 03/15/2025 (F)	20,000	18,105

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sky PLC
3.13%, 11/26/2022 (B)	$ 80,000	$ 77,666
Time Warner, Inc.
3.60%, 07/15/2025	90,000	87,613

		2,319,201

Multi-Utilities - 0.1%
Sempra Energy
2.88%, 10/01/2022	150,000	145,151

Multiline Retail - 0.0% (C)
Dollar Tree, Inc.
5.75%, 03/01/2023 (B)	38,000	39,330

Oil, Gas & Consumable Fuels - 1.5%
BP Capital Markets PLC
0.78%, 02/13/2018 (A)	93,000	92,295
2.32%, 02/13/2020	300,000	295,578
3.51%, 03/17/2025 (F)	50,000	48,420
3.54%, 11/04/2024	73,000	71,002
Devon Energy Corp.
5.85%, 12/15/2025 (F)	40,000	38,902
Dolphin Energy, Ltd.
5.50%, 12/15/2021 (G)	400,000	439,904
Energy Transfer Partners, LP
4.05%, 03/15/2025	200,000	164,252
4.75%, 01/15/2026	40,000	33,643
EOG Resources, Inc.
3.90%, 04/01/2035	20,000	18,311
Kinder Morgan, Inc.
5.05%, 02/15/2046 (F)	300,000	222,484
Occidental Petroleum Corp.
3.50%, 06/15/2025	860,000	839,961
Petroleos Mexicanos
6.00%, 03/05/2020	200,000	207,800
Rosneft Finance SA
7.88%, 03/13/2018, MTN (G)	200,000	212,797
Statoil ASA
2.45%, 01/17/2023	250,000	236,987
3.25%, 11/10/2024	800,000	784,631
Western Gas Partners, LP
4.00%, 07/01/2022	85,000	75,184
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	20,000	17,714

		3,799,865

Pharmaceuticals - 0.2%
Actavis Funding SCS
3.80%, 03/15/2025	30,000	29,847
Eli Lilly & Co.
2.75%, 06/01/2025 (F)	460,000	454,140
Johnson & Johnson
0.48%, 11/28/2016 (A)	100,000	99,966
Merck & Co., Inc.
2.35%, 02/10/2022	30,000	29,455

		613,408

Real Estate Investment Trusts - 0.6%
American Tower Corp.
4.00%, 06/01/2025	300,000	294,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust, LP
3.95%, 07/01/2022	$ 860,000	$ 853,981
Prologis, LP
3.75%, 11/01/2025	20,000	19,839
WP Carey, Inc.
4.60%, 04/01/2024	400,000	398,875

		1,567,579

Road & Rail - 0.5%
Aviation Capital Group Corp. 3.88%, 09/27/2016 (B)	100,000	100,750
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	200,000	197,095
3.65%, 09/01/2025	850,000	861,258
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	95,889
Norfolk Southern Corp. 4.45%, 06/15/2045	20,000	18,845

		1,273,837

Semiconductors & Semiconductor Equipment - 0.0% (C)
Intel Corp.
3.10%, 07/29/2022	20,000	20,394
3.70%, 07/29/2025	40,000	41,374

		61,768

Software - 0.4%
Adobe Systems, Inc. 3.25%, 02/01/2025 (F)	15,000	14,640
Autodesk, Inc. 4.38%, 06/15/2025	40,000	39,289
Microsoft Corp.
2.13%, 11/15/2022	200,000	193,223
2.70%, 02/12/2025 (F)	300,000	292,707
Oracle Corp.
0.83%, 10/08/2019 (A)	100,000	99,668
2.80%, 07/08/2021	100,000	101,290
2.95%, 05/15/2025	290,000	282,515
4.30%, 07/08/2034	100,000	99,481

		1,122,813

Specialty Retail - 0.1%
AutoNation, Inc. 4.50%, 10/01/2025	20,000	20,288
Home Depot, Inc. 4.25%, 04/01/2046	20,000	20,446
QVC, Inc. 4.85%, 04/01/2024	100,000	95,708

		136,442

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.
0.64%, 05/06/2019 (A)	100,000	99,510
3.45%, 05/06/2024	200,000	207,189

		306,699

Tobacco - 0.4%
BAT International Finance PLC
3.50%, 06/15/2022 (B)	20,000	20,502
3.95%, 06/15/2025 (B)	40,000	41,149

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Imperial Tobacco Finance PLC 4.25%, 07/21/2025 (B)	$ 860,000	$ 872,697
Reynolds American, Inc.
4.00%, 06/12/2022	20,000	20,792
4.45%, 06/12/2025	40,000	41,833

		996,973

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	20,000	18,748
3.90%, 03/22/2023 (B)	200,000	199,655

		218,403

Water Utilities - 0.0% (C)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	20,319

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023	36,000	36,450
6.38%, 03/01/2025	36,000	36,360
VimpelCom Holdings BV 5.20%, 02/13/2019 (B)	200,000	196,050

		268,860

Total Corporate Debt Securities (Cost $85,045,097)		84,398,691

FOREIGN GOVERNMENT OBLIGATION - 0.5%
Province of Ontario, Canada 1.65%, 09/27/2019	1,200,000	1,184,977

Total Foreign Government Obligation (Cost $1,198,184)		1,184,977

MORTGAGE-BACKED SECURITIES - 0.2%
Banc of America Mortgage Trust Series 2004-D, Class 2A2 2.72%, 05/25/2034 (A)	34,202	33,897
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.86%, 07/25/2035 (A)	39,668	38,762
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7 5.50%, 05/25/2034	260,150	265,844
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA 1.45%, 12/15/2048 (A)	2,202,121	108,096

Total Mortgage-Backed Securities (Cost $458,793)		446,599

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.4%
Bay Area Toll Authority, Revenue Bonds Series S1 6.92%, 04/01/2040	200,000	263,444
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	273,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited 7.35%, 11/01/2039	$ 300,000	$ 421,146

		958,024

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	190,432

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1 1.17%, 12/26/2031 (A)	56,947	56,298

Total Municipal Government Obligations (Cost $1,218,466)		1,204,754

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.2%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	7,350,000	7,249,812
2.38%, 01/13/2022	7,500,000	7,604,190
Federal National Mortgage Association
0.88%, 10/26/2017	1,800,000	1,792,566
1.88%, 09/18/2018 (F)	2,200,000	2,230,807
4.50%, TBA (H)	1,000,000	1,078,234
Financing Corp., Principal Only STRIPS 05/11/2018	600,000	581,221

Total U.S. Government Agency Obligations (Cost $20,097,912)		20,536,830

U.S. GOVERNMENT OBLIGATIONS - 13.7%
U.S. Treasury Bond
2.75%, 08/15/2042 (I)	12,800,000	12,234,496
2.88%, 08/15/2045	3,400,000	3,302,118
3.13%, 08/15/2044	11,030,000	11,272,572
U.S. Treasury Note
1.00%, 08/31/2019 (J)	800,000	784,218
1.88%, 10/31/2022	3,000,000	2,962,032
2.00%, 11/30/2022	1,000,000	994,531
2.38%, 08/15/2024 (I)	2,800,000	2,829,204

Total U.S. Government Obligations (Cost $34,052,295)		34,379,171

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
Federal National Mortgage Association Discount Notes 0.26%, 02/02/2016 (K)	1,600,000	1,599,678

Total Short-Term U.S. Government Agency Obligation (Cost $1,599,630)		1,599,678

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 11.0%
U.S. Treasury Bill
0.05%, 01/07/2016 (K)	8,106,000	8,105,968
0.20%, 01/21/2016 (J) (K)	9,500,000	9,499,544
0.23%, 01/07/2016 (K)	3,808,000	3,807,985
0.24%, 01/07/2016 (K)	5,697,000	5,696,977
0.57%, 06/30/2016 (K)	600,000	598,563

Total Short-Term U.S. Government Obligations (Cost $27,707,854)		27,709,037

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.0%
Put - S&P 500® Exercise Price $1,725.00 Expiration Date 12/16/2016	439	$ 2,572,540

Total Exchange-Traded Options Purchased (Cost $3,248,504)		2,572,540

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (K)	5,607,423	5,607,423

Total Securities Lending Collateral (Cost $5,607,423)		5,607,423

	Principal	Value

REPURCHASE AGREEMENTS - 30.2%
Bank of America NA 0.42% (K), dated 12/21/2015, to be repurchased at $10,501,715 on 01/04/2016. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2041, and with a value of $10,520,565.	$ 10,500,000	10,500,000
Bank of America NA 0.58% (K), dated 12/31/2015, to be repurchased at $10,500,677 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $10,720,934.	10,500,000	10,500,000
Deutsche Bank AG 0.50% (K), dated 12/31/2015, to be repurchased at $4,600,256 on 01/04/2016. Collateralized by a U.S. Government Obligation, 3.13%, due 02/15/2043, and with a value of $4,705,131.	4,600,000	4,600,000
RBC Capital Markets LLC 0.54% (K), dated 12/31/2015, to be repurchased at $45,502,730 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $46,466,063.	45,500,000	45,500,000
State Street Bank & Trust Co. 0.03% (K), dated 12/31/2015, to be repurchased at $4,734,716 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.00% - 1.88%, due 09/29/2017 - 10/31/2017, and with a total value of $4,831,875.	4,734,700	4,734,700

Total Repurchase Agreements (Cost $75,834,700)		75,834,700

Total Investments (Cost $256,801,687) (L)		256,232,087
Net Other Assets (Liabilities) - (1.9)%		(4,715,878)

Net Assets - 100.0%		$ 251,516,209

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS: (M)

Credit Default Swap Agreements on Credit Indices - Sell Protection (N)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (O)		Fair Value (P)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 25	1.00%	12/20/2020	USD	150,300,000	$867,014	$1,257,362	$(390,348)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR	200,000	$(25,439)	$(1,213)	$(24,226)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD	500,000	$9,669	$(3,809)	$13,478
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR	525,000	20,909	(1,078)	21,987
6-Month EUR-EURIBOR	1.30	09/15/2045	EUR	1,100,000	(87,501)	(33,812)	(53,689)

Total					$(56,923)	$(38,699)	$(18,224)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (N)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2015 (Q)	Notional Amount (O)	Fair Value (P)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russian Foreign Bond -Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	2.94%	USD 200,000	$(15,361)	$(26,154)	$10,793

Total Return Swap Agreements - Payable (R)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	BOA	3-Month USD-LIBOR	05/16/2016	2,518	$74,694	$—	$74,694

FUTURES CONTRACTS: (S)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	23	03/31/2016	$—	$(5,599)
10-Year U.S. Treasury Note	Long	9	03/21/2016	4,602	—
Russell 2000® Mini Index	Long	107	03/18/2016	115,536	—
S&P 500® E-Mini	Long	863	03/18/2016	433,709	—

Total				$553,847	$(5,599)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical  –  Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/11/2016	USD	121,392	EUR	113,000	$—	$(1,539)
GSC	01/05/2016	USD	1,184,609	JPY	144,700,000	—	(19,429)
JPM	01/05/2016	JPY	144,700,000	USD	1,195,807	8,232	—
JPM	02/02/2016	USD	1,196,483	JPY	144,700,000	—	(8,221)

Total						$8,232	$(29,189)

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$757,687	$—	$757,687
Corporate Debt Securities	—	84,398,691	—	84,398,691
Foreign Government Obligation	—	1,184,977	—	1,184,977
Mortgage-Backed Securities	—	446,599	—	446,599
Municipal Government Obligations	—	1,204,754	—	1,204,754
U.S. Government Agency Obligations	—	20,536,830	—	20,536,830
U.S. Government Obligations	—	34,379,171	—	34,379,171
Short-Term U.S. Government Agency Obligation	—	1,599,678	—	1,599,678
Short-Term U.S. Government Obligations	—	27,709,037	—	27,709,037
Exchange-Traded Options Purchased	2,572,540	—	—	2,572,540
Securities Lending Collateral	5,607,423	—	—	5,607,423
Repurchase Agreements	—	75,834,700	—	75,834,700

Total Investments	$8,179,963	$248,052,124	$—	$256,232,087

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$867,014	$—	$867,014
Centrally Cleared Interest Rate Swap Agreements	—	30,578	—	30,578
Over-the-Counter Total Return Swap Agreements	—	74,694	—	74,694
Futures Contracts (U)	553,847	—	—	553,847
Forward Foreign Currency Contracts (U)	—	8,232	—	8,232

Total Other Financial Instruments	$553,847	$980,518	$—	$1,534,365

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(112,940)	$—	$(112,940)
Over-the-Counter Credit Default Swap Agreements	—	(15,361)	—	(15,361)
Futures Contracts (U)	(5,599)	—	—	(5,599)
Forward Foreign Currency Contracts (U)	—	(29,189)	—	(29,189)

Total Other Financial Instruments	$(5,599)	$(157,490)	$—	$(163,089)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $18,967,677, representing 7.5% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Illiquid security. Total aggregate value of illiquid securities is $6,428,508, representing 2.6% of the Portfolio’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the security is on loan. The total value of all securities on loan is $5,494,755. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical  –  Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $1,054,301, representing 0.4% of the Portfolio’s net assets.
(H)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(I)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $1,942,161.
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $4,584,036.
(K)	Rate disclosed reflects the yield at December 31, 2015.
(L)	Aggregate cost for federal income tax purposes is $256,352,918. Aggregate gross unrealized appreciation and depreciation for all securities is $1,801,973 and $1,922,804, respectively. Net unrealized depreciation for tax purposes is $120,831.
(M)	Cash in the amount of $1,456,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(N)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(O)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(P)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Q)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(R)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(S)	Cash in the amount of $82,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $180,966,987) (including securities loaned of $5,494,755)	$180,397,387
Repurchase agreement, at value (cost $75,834,700)	75,834,700
Cash on deposit with broker	1,538,000
Foreign currency, at value (cost $58,860)	53,028
OTC swap agreements, at value	74,694
Unrealized appreciation on forward foreign currency contracts	8,232
Receivables:
Shares sold	61,044
When-issued, delayed-delivery, and forward commitment securities sold	1,079,922
Interest	1,283,418
Tax reclaims	2,712
Net income from securities lending	1,629

Total assets	260,334,766

Liabilities:
Payables and other liabilities:
Shares redeemed	1,030
When-issued, delayed-delivery, and forward commitment securities purchased	2,156,250
Investment advisory fees	161,613
Distribution and service fees	51,083
Administration fees	6,379
Transfer agent fees	587
Trustees, CCO and deferred compensation fees	886
Audit and tax fees	11,927
Custody fees	26,479
Legal fees	2,454
Printing and shareholder reports fees	15,745
Other	696
Variation margin payable	731,455
Collateral for securities on loan	5,607,423
OTC swap agreements, at value	15,361
Unrealized depreciation on forward foreign currency contracts	29,189

Total liabilities	8,818,557

Net assets	$251,516,209

Net assets consist of:
Capital stock ($0.01 par value)	$229,644
Additional paid-in capital	254,714,824
Undistributed (distributions in excess of) net investment income (loss)	1,015,946
Accumulated net realized gain (loss)	(4,054,350)
Net unrealized appreciation (depreciation) on:
Investments	(569,600)
Swap agreements	(347,311)
Futures contracts	548,248
Translation of assets and liabilities denominated in foreign currencies	(21,192)

Net assets	$251,516,209

Net assets by class:
Initial Class	$9,739,083
Service Class	241,777,126

Shares outstanding:
Initial Class	881,403
Service Class	22,082,990

Net asset value and offering price per share:
Initial Class	$11.05
Service Class	10.95

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$3,155,760
Net income from securities lending	14,152
Withholding taxes on foreign income	(1,561)

Total investment income	3,168,351

Expenses:
Investment advisory fees	1,665,021
Distribution and service fees:
Service Class	522,110
Administration fees	59,872
Transfer agent fees	3,076
Trustees, CCO and deferred compensation fees	6,331
Audit and tax fees	14,314
Custody fees	157,610
Legal fees	13,700
Printing and shareholder reports fees	16,144
Other	6,351

Total expenses before waiver and/or reimbursement and recapture	2,464,529

Recapture of previously waived and/or reimbursed fees:
Portfolio Level	20,458

Net expenses	2,484,987

Net investment income (loss)	683,364

Net realized gain (loss) on:
Investments	(706,308)
Written options and swaptions	58,189
Swap agreements	(355,657)
Futures contracts	(1,124,670)
Foreign currency transactions	47,483

Net realized gain (loss)	(2,080,963)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,448,948)
Written options and swaptions	(13,085)
Swap agreements	(263,691)
Futures contracts	(835,196)
Translation of assets and liabilities denominated in foreign currencies	(35,991)

Net change in unrealized appreciation (depreciation)	(4,596,911)

Net realized and change in unrealized gain (loss)	(6,677,874)

Net increase (decrease) in net assets resulting from operations	$(5,994,510)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$683,364	$309,907
Net realized gain (loss)	(2,080,963)	5,836,886
Net change in unrealized appreciation (depreciation)	(4,596,911)	4,184,948

Net increase (decrease) in net assets resulting from operations	(5,994,510)	10,331,741

Distributions to shareholders:
Net investment income:
Initial Class	(40,113)	(138,819)
Service Class	(633,598)	(1,404,595)

Total distributions from net investment income	(673,711)	(1,543,414)

Net realized gains:
Initial Class	(221,763)	(210,107)
Service Class	(5,070,798)	(2,403,055)

Total distributions from net realized gains	(5,292,561)	(2,613,162)

Total distributions to shareholders	(5,966,272)	(4,156,576)

Capital share transactions:
Proceeds from shares sold:
Initial Class	782,333	900,569
Service Class	110,055,407	45,187,017

	110,837,740	46,087,586

Dividends and distributions reinvested:
Initial Class	261,876	348,926
Service Class	5,704,396	3,807,650

	5,966,272	4,156,576

Cost of shares redeemed:
Initial Class	(1,443,259)	(1,209,009)
Service Class	(6,933,947)	(4,830,082)

	(8,377,206)	(6,039,091)

Net increase (decrease) in net assets resulting from capital share transactions	108,426,806	44,205,071

Net increase (decrease) in net assets	96,466,024	50,380,236

Net assets:
Beginning of year	155,050,185	104,669,949

End of year	$251,516,209	$155,050,185

Undistributed (distributions in excess of) net investment income (loss)	$1,015,946	$905,473

Capital share transactions - shares:
Shares issued:
Initial Class	68,943	79,442
Service Class	9,587,017	4,006,735

	9,655,960	4,086,177

Shares reinvested:
Initial Class	23,550	30,933
Service Class	517,640	339,666

	541,190	370,599

Shares redeemed:
Initial Class	(126,831)	(107,144)
Service Class	(621,838)	(430,978)

	(748,669)	(538,122)

Net increase (decrease) in shares outstanding:
Initial Class	(34,338)	3,231
Service Class	9,482,819	3,915,423

	9,448,481	3,918,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.55	$10.97	$10.19		$10.17		$11.11

Investment operations:
Net investment income (loss) (A)	0.06	0.05	0.04		0.08	(B)	0.16	(B)
Net realized and unrealized gain (loss)	(0.26)	0.92	0.82		0.09		(0.95)

Total investment operations	(0.20)	0.97	0.86		0.17		(0.79)

Distributions:
Net investment income	(0.05)	(0.16)	(0.08)		(0.15)		(0.15)
Net realized gains	(0.25)	(0.23)	—		—		—

Total distributions	(0.30)	(0.39)	(0.08)		(0.15)		(0.15)

Net asset value, end of year	$11.05	$11.55	$10.97		$10.19		$10.17

Total return (C)	(1.77)%	8.93%	8.44%		1.70%		(7.15)%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,739	$10,581	$10,011		$9,979		$9,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.96%		1.02	%(D)	1.00	%(D)
Including waiver and/or reimbursement and recapture	0.90%	0.92%	0.92%		0.98	%(D)	1.00	%(D)
Net investment income (loss) to average net assets	0.53%	0.48%	0.42%		0.76%		1.49%
Portfolio turnover rate	53%	31%	72	%(E)	1,003	%(F)	1,059	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.47	$10.90	$10.14		$10.11		$11.07

Investment operations:
Net investment income (loss) (A)	0.03	0.03	0.02		0.05	(B)	0.14	(B)
Net realized and unrealized gain (loss)	(0.27)	0.91	0.80		0.10		(0.96)

Total investment operations	(0.24)	0.94	0.82		0.15		(0.82)

Distributions:
Net investment income	(0.03)	(0.14)	(0.06)		(0.12)		(0.14)
Net realized gains	(0.25)	(0.23)	—		—		—

Total distributions	(0.28)	(0.37)	(0.06)		(0.12)		(0.14)

Net asset value, end of year	$10.95	$11.47	$10.90		$10.14		$10.11

Total return (C)	(2.08)%	8.72%	8.16%		1.53%		(7.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$241,777	$144,469	$94,659		$46,024		$39,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.14%	1.21%		1.27	%(D)	1.25	%(D)
Including waiver and/or reimbursement and recapture	1.15%	1.18%	1.17%		1.23	%(D)	1.25	%(D)
Net investment income (loss) to average net assets	0.30%	0.23%	0.18%		0.52%		1.25%
Portfolio turnover rate	53%	31%	72	%(E)	1,003	%(F)	1,059	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,797,966	$—	$—	$—	$3,797,966
U.S. Government Agency Obligations	1,809,457	—	—	—	1,809,457
Total Securities Lending Transactions	$5,607,423	$—	$—	$—	$5,607,423
Total Borrowings	$5,607,423	$—	$—	$—	$5,607,423
Gross amount of recognized liabilities for securities lending transactions					$5,607,423

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$—	—	$—	—
Options written	3,708	7	3,380	7
Options closed	—	—	—	—
Options expired	(3,708)	(7)	(3,380)	(7)
Options exercised	—	—	—	—
Balance at December 31, 2015	$—	—	$—	—

As of December 31, 2015, transactions in written swaptions are as follows:

	Call Options			Put Options
	Amount of Premiums	Notional Amount		Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2014	$—	EUR	—	$22,578	EUR	—	USD	1,260,000
Options written	29,664		1,100,000	31,991		1,100,000		—
Options closed	(29,664)		(1,100,000)	(22,578)		—		(1,260,000)
Options expired	—		—	—		—		—
Options exercised	—		—	(31,991)		(1,100,000)		—
Balance at December 31, 2015	$—	EUR	—	$—	EUR	—	USD	—

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable and payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$2,572,540	$—	$—	$2,572,540
Centrally cleared swap agreements, at value (B) (C)	30,578	—	—	867,014	—	897,592
OTC swap agreements, at value	—	—	74,694	—	—	74,694
Net unrealized appreciation on futures contracts (B) (D)	4,602	—	549,245	—	—	553,847
Unrealized appreciation on forward foreign currency contracts	—	8,232	—	—	—	8,232
Total (E)	$35,180	$8,232	$3,196,479	$867,014	$—	$4,106,905

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (B) (C)	$(112,940)	$—	$—	$—	$—	$(112,940)
OTC swap agreements, at value	—	—	—	(15,361)	—	(15,361)
Net unrealized depreciation on futures contracts (B) (D)	(5,599)	—	—	—	—	(5,599)
Unrealized depreciation on forward foreign currency contracts	—	(29,189)	—	—	—	(29,189)
Total (E)	$(118,539)	$(29,189)	$—	$(15,361)	$—	$(163,089)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(23,689)	$—	$(1,374,527)	$—	$—	$(1,398,216)
Written options and swaptions	58,189	—	—	—	—	58,189
Swap agreements	34,818	—	(559,937)	169,462	—	(355,657)
Futures contracts	42,390	—	(1,167,060)	—	—	(1,124,670)
Forward foreign currency contracts (B)	—	50,920	—	—	—	50,920
Total	$111,708	$50,920	$(3,101,524)	$169,462	$—	$(2,769,434)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$19,991	$—	$(745,101)	$—	$—	$(725,110)
Written options and swaptions	(13,085)	—	—	—	—	(13,085)
Swap agreements	(58,935)	—	346,581	(551,337)	—	(263,691)
Futures contracts	(3,098)	—	(832,098)	—	—	(835,196)
Forward foreign currency contracts (D)	—	(35,618)	—	—	—	(35,618)
Total	$(55,127)	$(35,618)	$(1,230,618)	$(551,337)	$—	$(1,872,700)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ —	$ 1,914,576	$ (5,503)	$ (33,701)	$ 181,192,701	3,137,138	—	$ 1,131,067	$ 2,338,637	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$74,694	$(1,539)	$—	$73,155	$1,539	$(1,539)	$—	$—
Goldman Sachs Bank	—	—	—	—	19,429	—	—	19,429
JPMorgan Chase Bank, N.A.	8,232	(8,232)	—	—	23,582	(8,232)	—	15,350
Other Derivatives (C)	4,023,979	—	—	4,023,979	118,539	—	—	118,539

Total	$4,106,905	$(9,771)	$—	$4,097,134	$163,089	$(9,771)	$—	$153,318

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $750 million	0.76%
Over $750 million up to $1.5 billion	0.75%
Over $1.5 billion	0.72%

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.92%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 71,638,470	$ 52,756,920	$ 2,499,341	$ 59,252,123

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, futures contracts, and options contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency transactions, paydown gain/loss, swaps, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 100,820	$ (100,819)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 2,085,530	$ 1,890,298

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,130,882	$ 2,835,390	$ —	$ 1,543,414	$ 2,613,162	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,139,527	$ —	$ (3,975,828)	$ —	$ —	$ (591,958)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,835,390 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

In addition to the European Central Bank’s (“ECB”) highly anticipated foray into quantitative easing (“QE”), 2015 began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (“Fed”) remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime in 2015, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evident in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 23% rally from July 2014 through March 2015, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and to widening high yield spreads, which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

Over the year, equity markets across the globe struggled, as markets grappled with fears of a Greek exit from the eurozone, uncertainty surrounding emerging market and global growth and devastation in Paris from terrorist attacks.

PERFORMANCE

For the year ended December 31, 2015, Transamerica PIMCO Tactical - Growth VP, Initial Class returned (3.16)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Growth VP Blended Benchmark, returned 1.38% and 0.51%, respectively.

STRATEGY REVIEW

Stints of market volatility triggered de-risking events in the Portfolio early in the year as well as in the third and fourth quarters. As market volatility spiked during those periods, the Portfolio de-risked to maintain a stable volatility profile for the overall Portfolio. As these violent periods subsided, the Portfolio gradually re-risked, eventually attaining max equity exposure. Dynamic equity positioning, obtained via exposure to S&P 500® futures, detracted from performance as equities markets were relatively choppy across the globe, producing negative and/or modest returns over the year. In addition, tail-risk hedges were negative for returns as the S&P 500® gained slightly over the year. Fixed income allocations partially offset equity drawdowns. Favorable sector and security selection within credit was positive despite modest spread widening. U.S. duration and curve positioning, which was partially facilitated through futures, swaps and eurodollar futures, detracted as gains on the front end of the curve were not enough to offset losses elsewhere amid volatility in U.S. rates. Finally, an underweight to emerging market external debt was positive for returns as spreads widened during the period.

The Portfolio used derivatives during the period, which detracted from performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(3.16)%	1.58%	3.28%	05/01/2009
S&P 500® (A)	1.38%	12.57%	16.04%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	0.51%	8.80%	11.94%
Service Class	(3.46)%	1.32%	3.02%	05/01/2009

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 40% Barclays U.S. Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$965.90	$4.51	$1,020.60	$4.63	0.91%
Service Class	1,000.00	964.60	5.69	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	47.1%
Short-Term U.S. Government Obligations	21.0
Corporate Debt Securities	16.2
U.S. Government Obligations	8.5
U.S. Government Agency Obligations	5.0
Exchange-Traded Options Purchased	1.6
Securities Lending Collateral	0.7
Asset-Backed Securities	0.2
Municipal Government Obligations	0.2
Foreign Government Obligation	0.2
Mortgage-Backed Securities	0.1
Net Other Assets (Liabilities)^	(0.8)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 0.2%
FFMLT Trust
Series 2005 - FF2, Class M4
1.31%, 03/25/2035 (A)	$ 300,000	$ 276,427
Fore CLO, Ltd.
Series 2007 - 1A, Class A1A
0.56%, 07/20/2019 (A) (B)	1,122	1,122
Mercedes-Benz Auto Receivables Trust
Series 2014 - 1, Class A2
0.43%, 02/15/2017	12,936	12,931
Morgan Stanley Home Equity Loan Trust
Series 2005 - 3, Class M2
0.89%, 08/25/2035 (A)	100,000	96,697
Northstar Education Finance, Inc.
Series 2012 - 1, Class A
1.12%, 12/26/2031 (A) (B)	89,952	86,933
SLC Private Student Loan Trust
Series 2006 - A, Class A5
0.49%, 07/15/2036 (A)	102,316	101,407
SLM Private Credit Student Loan Trust
Series 2006 - B, Class A4
0.69%, 03/15/2024 (A)	42,897	42,320
SLM Private Education Loan Trust
Series 2012 - E, Class A1
1.08%, 10/16/2023 (A) (B)	19,770	19,727
SLM Student Loan Trust
Series 2004 - 10, Class A5A
0.72%, 04/25/2023 (A) (B)	63,573	63,479

Total Asset-Backed Securities (Cost $652,191)		701,043

CORPORATE DEBT SECURITIES - 16.2%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp.
3.60%, 03/01/2035	9,000	8,048
4.50%, 05/15/2036	10,000	10,124

		18,172

Airlines - 0.1%
Air Canada Pass-Through Trust
3.75%, 06/15/2029 (B) (D)	400,000	403,248
Southwest Airlines Co.
2.75%, 11/06/2019	10,000	10,078

		413,326

Automobiles - 0.6%
Daimler Finance North America LLC
0.84%, 03/02/2018 (A)(B)	440,000	435,011
2.25%, 03/02/2020 (B)	200,000	195,515
Ford Motor Credit Co. LLC
0.98%, 09/08/2017 (A)	300,000	295,818
4.13%, 08/04/2025	510,000	508,172
General Motors Financial Co., Inc.
3.20%, 07/13/2020	87,000	85,660
3.70%, 11/24/2020	510,000	511,379

		2,031,555

Banks - 5.7%
Abbey National Treasury Services PLC
2.38%, 03/16/2020	1,000,000	998,359
Bank of America Corp.
1.00%, 08/25/2017, MTN (A)	150,000	149,775

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
2.63%, 10/19/2020, MTN	$ 490,000	$ 483,836
5.70%, 01/24/2022	1,400,000	1,578,772
6.88%, 04/25/2018, MTN	80,000	88,261
Bank of America NA
0.76%, 05/08/2017 (A)	250,000	249,383
0.90%, 06/05/2017 (A)	750,000	747,493
1.75%, 06/05/2018	750,000	745,178
Bank of Montreal
2.55%, 11/06/2022, MTN	80,000	79,002
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.00%, 03/05/2018 (A) (B)	500,000	497,110
Barclays PLC
3.65%, 03/16/2025	300,000	288,308
BPCE SA
4.63%, 07/11/2024 (B)	300,000	291,863
Citigroup, Inc.
1.31%, 12/07/2018 (A)	980,000	976,916
2.05%, 12/07/2018	510,000	507,306
2.40%, 02/18/2020	1,400,000	1,383,620
4.40%, 06/10/2025	750,000	757,506
Commonwealth Bank of Australia
0.73%, 09/08/2017 (A) (B)	400,000	398,215
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.88%, 02/08/2022	700,000	738,769
4.50%, 01/11/2021 (E)	80,000	87,005
HSBC Holdings PLC
5.10%, 04/05/2021	80,000	88,941
HSBC USA, Inc.
0.97%, 11/13/2019 (A)	240,000	236,416
2.38%, 11/13/2019	120,000	119,497
2.75%, 08/07/2020	500,000	500,050
ING Bank NV
1.07%, 03/16/2018 (A)(B)(D)	500,000	498,264
2.45%, 03/16/2020 (B)	20,000	19,938
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,400,000	1,406,238
3.25%, 09/23/2022	100,000	100,577
3.90%, 07/15/2025	100,000	103,052
Lloyds Bank PLC
2.70%, 08/17/2020	900,000	906,359
Manufacturers & Traders Trust Co.
2.25%, 07/25/2019	250,000	249,221
Mizuho Bank, Ltd.
3.60%, 09/25/2024 (B)	200,000	202,373
Santander UK Group Holdings PLC
2.88%, 10/16/2020	490,000	486,673
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 (F)	200,000	200,800
Sumitomo Mitsui Banking Corp.
2.65%, 07/23/2020, MTN (E)	500,000	499,287
Swedbank AB
2.20%, 03/04/2020 (B) (E)	280,000	276,662
Toronto-Dominion Bank
0.57%, 05/02/2017 (A)	300,000	299,327
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	50,000	49,754
2.60%, 07/22/2020, MTN (E)	1,300,000	1,296,669
3.00%, 02/19/2025, MTN	100,000	97,266

		18,684,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.3%
AbbVie, Inc.
2.90%, 11/06/2022	$ 150,000	$ 145,116
Amgen, Inc.
3.13%, 05/01/2025	380,000	360,988
3.63%, 05/22/2024	100,000	99,963
4.50%, 03/15/2020	200,000	213,787
Baxalta, Inc.
3.60%, 06/23/2022 (B)	10,000	9,997
4.00%, 06/23/2025 (B)	10,000	9,896

		839,747

Building Products - 0.0% (C)
Fortune Brands Home & Security, Inc.
4.00%, 06/15/2025	40,000	39,570
Masco Corp.
4.45%, 04/01/2025	10,000	9,800
Owens Corning
4.20%, 12/01/2024	10,000	9,732

		59,102

Capital Markets - 1.7%
Bank of New York Mellon Corp.
2.45%, 11/27/2020, MTN	50,000	49,780
2.60%, 08/17/2020, MTN	730,000	732,884
3.00%, 02/24/2025, MTN (E)	300,000	295,018
Credit Suisse AG
1.00%, 04/27/2018 (A)	760,000	756,396
Goldman Sachs Group, Inc.
1.04%, 03/22/2016 (A)	300,000	299,717
3.75%, 05/22/2025	40,000	40,267
3.85%, 07/08/2024, MTN	1,400,000	1,428,644
6.15%, 04/01/2018	80,000	86,873
Lazard Group LLC
3.75%, 02/13/2025	19,000	17,530
Morgan Stanley
4.00%, 07/23/2025, MTN	40,000	41,191
5.50%, 07/24/2020, MTN	1,200,000	1,335,138
6.63%, 04/01/2018, MTN	100,000	109,653
UBS AG
0.74%, 08/14/2017, MTN (A)	250,000	248,828
2.38%, 08/14/2019, MTN	250,000	249,708

		5,691,627

Commercial Services & Supplies - 0.1%
ADT Corp.
4.13%, 06/15/2023 (E)	20,000	18,700
ERAC USA Finance LLC
4.50%, 02/15/2045 (B)	9,000	8,369
MUFG Americas Holdings Corp.
0.91%, 02/09/2018 (A)	62,000	61,749
2.25%, 02/10/2020	9,000	8,849
Republic Services, Inc.
3.55%, 06/01/2022	300,000	306,357
Waste Management, Inc.
3.13%, 03/01/2025	9,000	8,759

		412,783

Consumer Finance - 0.9%
American Express Co.
4.90%, 03/15/2020 (A) (G)	50,000	47,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
American Express Credit Corp.
0.85%, 08/15/2019, MTN (A)	$ 400,000	$ 391,314
1.11%, 11/05/2018, MTN (A)	120,000	120,006
1.88%, 11/05/2018, MTN	490,000	488,705
2.25%, 08/15/2019, MTN	100,000	100,017
John Deere Capital Corp.
1.60%, 07/13/2018, MTN (E)	10,000	9,955
Navient Corp.
5.88%, 03/25/2021	190,000	169,100
PACCAR Financial Corp.
0.61%, 02/08/2016, MTN (A)	130,000	129,977
Synchrony Financial
2.60%, 01/15/2019	510,000	508,167
2.70%, 02/03/2020	9,000	8,827
4.50%, 07/23/2025	500,000	498,816
Toyota Motor Credit Corp.
0.65%, 05/17/2016 (A)	100,000	100,026
2.15%, 03/12/2020, MTN (E)	300,000	299,923

		2,872,333

Containers & Packaging - 0.0% (C)
International Paper Co.
3.80%, 01/15/2026 (E)	10,000	9,852

Distributors - 0.0% (C)
WW Grainger, Inc.
4.60%, 06/15/2045	10,000	10,470

Diversified Financial Services - 0.1%
Helios Leasing I LLC
1.56%, 09/28/2024	74,837	72,233
Intercontinental Exchange, Inc.
2.75%, 12/01/2020	30,000	29,992
McGraw Hill Financial, Inc.
4.40%, 02/15/2026	30,000	30,695
Tagua Leasing LLC
1.58%, 11/16/2024	76,875	74,224

		207,144

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
0.74%, 02/12/2016 (A)	200,000	199,911
1.02%, 03/30/2017 (A)	300,000	299,230
1.53%, 06/30/2020 (A)	100,000	99,285
3.40%, 05/15/2025	40,000	38,444
Telefonica Emisiones SAU
6.22%, 07/03/2017	600,000	637,656
Verizon Communications, Inc.
0.88%, 06/09/2017 (A)	300,000	298,736
1.30%, 06/17/2019 (A)	100,000	99,322
2.04%, 09/15/2016 (A)	300,000	301,837
4.50%, 09/15/2020	100,000	107,441
5.15%, 09/15/2023	600,000	659,595

		2,741,457

Electric Utilities - 0.4%
Appalachian Power Co.
3.40%, 06/01/2025	370,000	361,062
Duke Energy Corp.
0.99%, 04/03/2017 (A)	100,000	99,668
3.75%, 04/15/2024	100,000	101,320
4.80%, 12/15/2045	510,000	515,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Progress LLC
0.65%, 03/06/2017 (A)	$ 100,000	$ 99,706
Entergy Corp.
4.00%, 07/15/2022	20,000	20,404
FirstEnergy Corp.
2.75%, 03/15/2018	50,000	50,227
MidAmerican Energy Co.
3.50%, 10/15/2024	20,000	20,439
NextEra Energy Capital Holdings, Inc.
1.59%, 06/01/2017	20,000	19,928
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 (B)	100,000	92,637
Pacific Gas & Electric Co.
3.50%, 06/15/2025	10,000	10,111

		1,390,752

Electrical Equipment - 0.1%
Eaton Corp.
2.75%, 11/02/2022	125,000	120,955
Schneider Electric SE
2.95%, 09/27/2022 (B) (E)	75,000	74,258

		195,213

Electronic Equipment, Instruments & Components - 0.0% (C)
Flextronics International, Ltd.
4.75%, 06/15/2025 (B)	10,000	9,738

Energy Equipment & Services - 0.0% (C)
DCP Midstream Operating, LP
2.70%, 04/01/2019	100,000	81,009
Halliburton Co.
3.80%, 11/15/2025	30,000	29,212

		110,221

Food & Staples Retailing - 0.2%
CVS Health Corp.
3.88%, 07/20/2025	70,000	71,441
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	550,000	533,592

		605,033

Food Products - 0.0% (C)
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (B)	10,000	9,974
3.50%, 07/15/2022 (B)	10,000	10,069
3.95%, 07/15/2025 (B)	10,000	10,093

		30,136

Gas Utilities - 0.0% (C)
National Fuel Gas Co.
5.20%, 07/15/2025	30,000	27,519

Health Care Equipment & Supplies - 0.5%
Becton Dickinson and Co.
0.96%, 06/15/2016 (A)	230,000	229,893
3.73%, 12/15/2024	20,000	20,171
Boston Scientific Corp.
3.38%, 05/15/2022	370,000	365,007
Medtronic, Inc.
3.50%, 03/15/2025	550,000	554,493
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	510,000	503,590
3.15%, 04/01/2022	20,000	19,662

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc. (continued)
3.55%, 04/01/2025	$ 20,000	$ 19,434

		1,712,250

Health Care Providers & Services - 0.1%
Aetna, Inc.
3.50%, 11/15/2024	10,000	9,982
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	9,000	8,685
UnitedHealth Group, Inc.
2.88%, 12/15/2021	230,000	233,190

		251,857

Hotels, Restaurants & Leisure - 0.3%
Carnival Corp.
1.20%, 02/05/2016	200,000	200,062
McDonald’s Corp.
3.70%, 01/30/2026, MTN	510,000	509,581
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50%, 03/01/2025 (B) (E)	200,000	178,250

		887,893

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022 (E)	200,000	199,162
4.50%, 03/11/2044	100,000	102,913

		302,075

Insurance - 1.3%
ACE INA Holdings, Inc.
3.35%, 05/03/2026	20,000	19,939
American International Group, Inc.
3.75%, 07/10/2025	130,000	128,838
First American Financial Corp.
4.60%, 11/15/2024	10,000	10,124
Jackson National Life Global Funding
2.60%, 12/09/2020 (B) (D)	510,000	507,460
Marsh & McLennan Cos., Inc.
3.75%, 03/14/2026	10,000	10,013
MetLife, Inc.
4.05%, 03/01/2045	10,000	9,280
5.25%, 06/15/2020 (A)(G)	20,000	20,350
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	146,934
2.30%, 04/10/2019 (B)	300,000	300,071
New York Life Global Funding
1.13%, 03/01/2017 (B)	100,000	99,957
1.55%, 11/02/2018 (B)(D)	490,000	486,009
Pricoa Global Funding I
2.55%, 11/24/2020 (B) (D)	510,000	507,574
Principal Life Global Funding II
0.94%, 12/01/2017 (A)(B)(D)	980,000	979,471
2.20%, 04/08/2020 (B)	300,000	297,360
Protective Life Global Funding
2.70%, 11/25/2020 (B) (D)	510,000	509,710
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	60,000	59,645
2.50%, 04/24/2019 (B)	100,000	99,607
XLIT, Ltd.
4.45%, 03/31/2025	10,000	9,793

		4,202,135

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail - 0.0% (C)
Amazon.com, Inc.
2.50%, 11/29/2022	$ 100,000	$ 96,746
3.30%, 12/05/2021	20,000	20,579

		117,325

IT Services - 0.2%
Fidelity National Information Services, Inc.
4.50%, 10/15/2022	490,000	498,763

Life Sciences Tools & Services - 0.0% (C)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	30,000	29,977
3.30%, 02/15/2022	20,000	19,951

		49,928

Media - 0.3%
21st Century Fox America, Inc.
3.70%, 09/15/2024	200,000	201,651
CBS Corp.
4.00%, 01/15/2026	10,000	9,751
CCO Safari II LLC
4.46%, 07/23/2022 (B)	600,000	597,906
Comcast Corp.
4.40%, 08/15/2035	10,000	10,060
Discovery Communications LLC
3.45%, 03/15/2025 (E)	10,000	9,053
Sky PLC
3.13%, 11/26/2022 (B)	40,000	38,833
Time Warner, Inc.
3.60%, 07/15/2025	50,000	48,674

		915,928

Multi-Utilities - 0.0% (C)
Sempra Energy
2.88%, 10/01/2022	75,000	72,576

Multiline Retail - 0.0% (C)
Dollar Tree, Inc.
5.75%, 03/01/2023 (B)	24,000	24,840

Oil, Gas & Consumable Fuels - 0.8%
BP Capital Markets PLC
0.78%, 02/13/2018 (A)	244,000	242,151
2.32%, 02/13/2020	200,000	197,052
3.51%, 03/17/2025 (E)	30,000	29,052
3.54%, 11/04/2024	47,000	45,714
Canadian Natural Resources, Ltd.
0.98%, 03/30/2016 (A)	100,000	99,778
Devon Energy Corp.
5.85%, 12/15/2025 (E)	30,000	29,176
Dolphin Energy, Ltd.
5.50%, 12/15/2021 (F)	200,000	219,952
Energy Transfer Partners, LP
4.05%, 03/15/2025	100,000	82,126
4.75%, 01/15/2026	20,000	16,822
EOG Resources, Inc.
3.90%, 04/01/2035	10,000	9,156
Kinder Morgan, Inc.
5.05%, 02/15/2046 (E)	200,000	148,322
Occidental Petroleum Corp.
3.50%, 06/15/2025	500,000	488,349

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
6.00%, 03/05/2020	$ 100,000	$ 103,900
Rosneft Finance SA
7.88%, 03/13/2018, MTN (F)	100,000	106,398
Statoil ASA
2.45%, 01/17/2023	125,000	118,494
3.25%, 11/10/2024 (E)	500,000	490,394
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	10,000	8,857

		2,435,693

Pharmaceuticals - 0.1%
Actavis Funding SCS
3.80%, 03/15/2025	20,000	19,898
Eli Lilly & Co.
2.75%, 06/01/2025 (E)	280,000	276,433
Johnson & Johnson
0.48%, 11/28/2016 (A)	100,000	99,966
Merck & Co., Inc.
2.35%, 02/10/2022	19,000	18,655

		414,952

Real Estate Investment Trusts - 0.5%
Alexandria Real Estate Equities, Inc.
4.50%, 07/30/2029	100,000	97,806
American Tower Corp.
4.00%, 06/01/2025	760,000	747,040
Digital Realty Trust, LP
3.95%, 07/01/2022	500,000	496,501
iStar, Inc.
4.00%, 11/01/2017	100,000	98,050
Prologis, LP
3.75%, 11/01/2025	10,000	9,920
WP Carey, Inc.
4.60%, 04/01/2024	300,000	299,156

		1,748,473

Road & Rail - 0.2%
Aviation Capital Group Corp.
3.88%, 09/27/2016 (B)	100,000	100,750
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	100,000	98,547
3.65%, 09/01/2025	500,000	506,623
Norfolk Southern Corp.
4.45%, 06/15/2045	10,000	9,423

		715,343

Semiconductors & Semiconductor Equipment - 0.0% (C)
Intel Corp.
3.10%, 07/29/2022	10,000	10,197
3.70%, 07/29/2025	20,000	20,687

		30,884

Software - 0.4%
Adobe Systems, Inc.
3.25%, 02/01/2025 (E)	9,000	8,784
Autodesk, Inc.
4.38%, 06/15/2025	20,000	19,644
Microsoft Corp.
2.70%, 02/12/2025 (E)	200,000	195,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Oracle Corp.
0.83%, 10/08/2019 (A)	$ 200,000	$ 199,336
2.80%, 07/08/2021	100,000	101,291
2.95%, 05/15/2025	760,000	740,384
4.30%, 07/08/2034	100,000	99,481

		1,364,058

Specialty Retail - 0.0% (C)
AutoNation, Inc.
4.50%, 10/01/2025	10,000	10,144
Home Depot, Inc.
4.25%, 04/01/2046	10,000	10,223
QVC, Inc.
4.85%, 04/01/2024	100,000	95,708

		116,075

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.
0.64%, 05/06/2019 (A)	300,000	298,531
3.45%, 05/06/2024	100,000	103,594

		402,125

Tobacco - 0.2%
BAT International Finance PLC
3.50%, 06/15/2022 (B)	10,000	10,251
3.95%, 06/15/2025 (B)	20,000	20,575
Imperial Tobacco Finance PLC
4.25%, 07/21/2025 (B)	500,000	507,382
Reynolds American, Inc.
4.00%, 06/12/2022	10,000	10,396
4.45%, 06/12/2025	20,000	20,916
4.85%, 09/15/2023	100,000	106,899

		676,419

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	9,374
3.90%, 03/22/2023 (B)	100,000	99,828

		109,202

Water Utilities - 0.0% (C)
American Water Capital Corp.
3.40%, 03/01/2025	10,000	10,160

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023	22,000	22,275
6.38%, 03/01/2025	22,000	22,220
VimpelCom Holdings BV
5.20%, 02/13/2019 (B)	200,000	196,050

		240,545

Total Corporate Debt Securities (Cost $54,058,910)		53,659,720

FOREIGN GOVERNMENT OBLIGATION - 0.2%
Province of Ontario, Canada
1.65%, 09/27/2019	600,000	592,489

Total Foreign Government Obligation (Cost $599,092)		592,489

	Principal	Value
MORTGAGE-BACKED SECURITIES - 0.1%
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1
0.86%, 07/25/2035 (A)	$ 37,944	$ 37,077
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-AR7, Class 2A1
2.78%, 11/25/2034 (A)	106,331	106,553
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS
Series 2013-C8, Class XA
1.45%, 12/15/2048 (A)	957,444	46,998
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR4, Class A5
2.45%, 04/25/2035 (A)	82,334	81,201

Total Mortgage-Backed Securities (Cost $261,380)		271,829

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds
Series S1 6.92%, 04/01/2040	100,000	131,722
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	100,000	136,717
State of California, General Obligation Unlimited
7.35%, 11/01/2039	150,000	210,573

		479,012

New York - 0.0% (C)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	100,000	95,216

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1 1.17%, 12/26/2031 (A)	85,420	84,447

Total Municipal Government Obligations (Cost $666,180)		658,675

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.0%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	7,525,000	7,422,427
2.38%, 01/13/2022	4,500,000	4,562,514
Federal National Mortgage Association
0.88%, 10/26/2017	900,000	896,283
1.88%, 09/18/2018	1,800,000	1,825,206
4.50%, 03/01/2039 - 02/01/2041	461,263	498,914
4.50%, TBA (H)	1,000,000	1,078,234
Financing Corp., Principal Only STRIPS 05/11/2018	200,000	193,740

Total U.S. Government Agency Obligations (Cost $16,137,701)		16,477,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.5%
U.S. Treasury Bond
2.75%, 08/15/2042	$ 7,900,000	$ 7,550,978
2.88%, 08/15/2045	3,000,000	2,913,633
3.13%, 08/15/2044	5,960,000	6,091,072
U.S. Treasury Note
1.00%, 08/31/2019 (I)	1,600,000	1,568,437
1.50%, 01/31/2022	450,000	437,449
1.75%, 02/28/2022	1,800,000	1,774,406
1.88%, 10/31/2022	5,500,000	5,430,392
2.38%, 08/15/2024	1,900,000	1,919,817
2.50%, 05/15/2024	500,000	510,918

Total U.S. Government Obligations (Cost $27,845,770)		28,197,102

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 21.0%
U.S. Treasury Bill
0.05%, 01/07/2016 (J)	13,281,000	13,280,947
0.17%, 01/07/2016 (J)	29,619,000	29,618,881
0.20%, 01/21/2016 (I)(J)	25,000,000	24,998,800
0.57%, 06/30/2016 (J)	1,600,000	1,596,168

Total Short-Term U.S. Government Obligations (Cost $69,491,841)		69,494,796

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.6%
Put - S&P 500®
Exercise Price $1,725.00 Expiration Date 12/16/2016	910	5,332,600

Total Exchange-Traded Options Purchased (Cost $6,733,802)		5,332,600

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	2,461,843	2,461,843

Total Securities Lending Collateral (Cost $2,461,843)		2,461,843

	Principal	Value
REPURCHASE AGREEMENTS - 47.1%
Bank of America NA 0.42% (J), dated 12/21/2015, to be repurchased at $30,404,965 on 01/04/2016. Collateralized by U.S. Government Obligations, 3.13% - 4.25%, due 11/15/2040 - 11/15/2043, and with a total value of $31,175,717.	$ 30,400,000	30,400,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)
Bank of America NA 0.58% (J), dated 12/31/2015, to be repurchased at $9,600,619 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $9,802,054.	$ 9,600,000	$ 9,600,000
BNP Paribas 0.45% (J), dated 12/31/2015, to be repurchased at $14,800,740 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2016, and with a value of $15,119,867.	14,800,000	14,800,000
Deutsche Bank AG 0.50% (J), dated 12/31/2015, to be repurchased at $5,400,300 on 01/04/2016. Collateralized by a U.S. Government Obligation, 3.13%, due 02/15/2043, and with a value of $5,523,369.	5,400,000	5,400,000
Goldman Sachs & Co. 0.52% (J), dated 12/31/2015, to be repurchased at $4,100,237 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/01/2042, and with a value of $4,295,811.	4,100,000	4,100,000
HSBC Bank PLC 0.56% (J), dated 12/31/2015, to be repurchased at $55,603,460 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.00%, due 10/31/2021 and with a value of $57,422,380.	55,600,000	55,600,000
RBC Capital Markets LLC 0.54% (J), dated 12/31/2015, to be repurchased at $27,801,668 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.63%, due 11/15/2020, and with a value of $28,403,761.	27,800,000	27,800,000
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $8,128,716 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/20/2017, and with a value of $8,296,275.	8,128,689	8,128,689

Total Repurchase Agreements (Cost $155,828,689)		155,828,689

Total Investments (Cost $334,737,399) (K)		333,676,104
Net Other Assets (Liabilities) - (0.8)%		(2,692,784)

Net Assets - 100.0%		$ 330,983,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS: (L)

Credit Default Swap Agreements on Credit Indices - Sell Protection (M)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date		Notional Amount (N)	Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 25	1.00%	12/20/2020	USD	108,900,000	$628,196	$938,271	$(310,075)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR	100,000	$(12,720)	$(607)	$(12,113)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD	200,000	$3,867	$(1,524)	$5,391
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR	270,000	10,753	(554)	11,307
6-Month EUR-EURIBOR	1.30	09/15/2045	EUR	700,000	(55,683)	(21,517)	(34,166)

Total					$(41,063)	$(23,595)	$(17,468)

OVER-THE-COUNTER SWAP AGREEMENTS: (P)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (M)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2015 (Q)	Notional Amount (N)		Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	2.94%	USD	100,000	$(7,680)	$(13,077)	$5,397

Total Return Swap Agreements - Payable (R)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	BOA	3-Month USD-LIBOR	05/16/2016	10,194	$229,055	$—	$229,055

FUTURES CONTRACTS: (S)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	7	03/31/2016	$—	$(1,704)
10-Year U.S. Treasury Note	Long	7	03/21/2016	3,580	—
Russell 2000® Mini Index	Long	139	03/18/2016	152,075	—
S&P 500® E-Mini	Long	1,946	03/18/2016	261,725	—

Total				$417,380	$(1,704)

FORWARD FOREIGN CURRENCY CONTRACTS: (P)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/11/2016	USD	70,902	EUR	66,000	$—	$(899)
GSC	01/05/2016	USD	677,036	JPY	82,700,000	—	(11,104)
JPM	01/05/2016	JPY	82,700,000	USD	683,436	4,705	—
JPM	02/02/2016	USD	683,823	JPY	82,700,000	—	(4,699)

Total						$4,705	$(16,702)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$701,043	$—	$701,043
Corporate Debt Securities	—	53,659,720	—	53,659,720
Foreign Government Obligation	—	592,489	—	592,489
Mortgage-Backed Securities	—	271,829	—	271,829
Municipal Government Obligations	—	658,675	—	658,675
U.S. Government Agency Obligations	—	16,477,318	—	16,477,318
U.S. Government Obligations	—	28,197,102	—	28,197,102
Short-Term U.S. Government Obligations	—	69,494,796	—	69,494,796
Exchange-Traded Options Purchased	5,332,600	—	—	5,332,600
Securities Lending Collateral	2,461,843	—	—	2,461,843
Repurchase Agreements	—	155,828,689	—	155,828,689

Total Investments	$7,794,443	$325,881,661	$—	$333,676,104

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$628,196	$—	$628,196
Centrally Cleared Interest Rate Swap Agreements	—	14,620	—	14,620
Over-the-Counter Total Return Swap Agreements	—	229,055	—	229,055
Futures Contracts (U)	417,380	—	—	417,380
Forward Foreign Currency Contracts (U)	—	4,705	—	4,705

Total Other Financial Instruments	$417,380	$876,576	$—	$1,293,956

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(68,403)	$—	$(68,403)
Over-the-Counter Credit Default Swap Agreements	—	(7,680)	—	(7,680)
Futures Contracts (U)	(1,704)	—	—	(1,704)
Forward Foreign Currency Contracts (U)	—	(16,702)	—	(16,702)

Total Other Financial Instruments	$(1,704)	$(92,785)	$—	$(94,489)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $9,411,185, representing 2.8% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Illiquid security. Total aggregate value of illiquid securities is $3,891,736, representing 1.2% of the Portfolio’s net assets.
(E)	All or a portion of the security is on loan. The total value of all securities on loan is $2,411,198. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $527,150, representing 0.2% of the Portfolio’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(I)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $9,796,042.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Aggregate cost for federal income tax purposes is $333,480,143. Aggregate gross unrealized appreciation and depreciation for all securities is $1,277,232 and $1,081,271, respectively. Net unrealized appreciation for tax purposes is $195,961.
(L)	Cash in the amount of $2,366,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(M)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(N)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(O)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(P)	Cash in the amount of $670,000 has been segregated by the broker as collateral for open swap and/or forward foreign currency contracts.
(Q)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(R)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(S)	Cash in the amount of $30,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America
GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $178,908,710) (including securities loaned of $2,411,198)	$177,847,415
Repurchase agreement, at value (cost $155,828,689)	155,828,689
Cash on deposit with broker	2,396,000
Foreign currency, at value (cost $37,390)	33,683
OTC swap agreements, at value	229,055
Unrealized appreciation on forward foreign currency contracts	4,705
Receivables:
Shares sold	281,221
When-issued, delayed-delivery, and forward commitment securities sold	1,079,922
Interest	768,046
Tax reclaims	1,451
Net income from securities lending	984

Total assets	338,471,171

Liabilities:
Cash deposit due to broker	670,000
Payables and other liabilities:
Shares redeemed	2,350
When-issued, delayed-delivery, and forward commitment securities purchased	2,156,250
Investment advisory fees	221,077
Distribution and service fees	67,449
Administration fees	8,421
Transfer agent fees	740
Trustees, CCO and deferred compensation fees	1,414
Audit and tax fees	12,159
Custody fees	26,475
Legal fees	3,097
Printing and shareholder reports fees	23,878
Other	877
Variation margin payable	1,807,439
Collateral for securities on loan	2,461,843
OTC swap agreements, at value	7,680
Unrealized depreciation on forward foreign currency contracts	16,702

Total liabilities	7,487,851

Net assets	$330,983,320

Net assets consist of:
Capital stock ($0.01 par value)	$304,134
Additional paid-in capital	337,585,150
Undistributed (distributions in excess of) net investment income (loss)	(264,418)
Accumulated net realized gain (loss)	(5,879,806)
Net unrealized appreciation (depreciation) on:
Investments	(1,061,295)
Swap agreements	(105,204)
Futures contracts	415,676
Translation of assets and liabilities denominated in foreign currencies	(10,917)

Net assets	$330,983,320

Net assets by class:
Initial Class	$12,714,989
Service Class	318,268,331

Shares outstanding:
Initial Class	1,155,347
Service Class	29,258,073

Net asset value and offering price per share:
Initial Class	$11.01
Service Class	10.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$2,234,509
Net income from securities lending	12,426
Withholding taxes on foreign income	(568)

Total investment income	2,246,367

Expenses:
Investment advisory fees	2,211,167
Distribution and service fees:
Service Class	666,532
Administration fees	76,616
Transfer agent fees	3,880
Trustees, CCO and deferred compensation fees	8,327
Audit and tax fees	15,088
Custody fees	160,019
Legal fees	17,418
Printing and shareholder reports fees	29,573
Other	7,977

Total expenses	3,196,597

Net investment income (loss)	(950,230)

Net realized gain (loss) on:
Investments	(1,218,875)
Written options and swaptions	34,572
Swap agreements	(1,894,531)
Futures contracts	(3,009,354)
Foreign currency transactions	25,681

Net realized gain (loss)	(6,062,507)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,146,176)
Written options and swaptions	(6,543)
Swap agreements	891,612
Futures contracts	(2,745,283)
Translation of assets and liabilities denominated in foreign currencies	(19,293)

Net change in unrealized appreciation (depreciation)	(5,025,683)

Net realized and change in unrealized gain (loss)	(11,088,190)

Net increase (decrease) in net assets resulting from operations	$(12,038,420)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(950,230)	$(664,148)
Net realized gain (loss)	(6,062,507)	8,540,884
Net change in unrealized appreciation (depreciation)	(5,025,683)	2,204,435

Net increase (decrease) in net assets resulting from operations	(12,038,420)	10,081,171

Distributions to shareholders:
Net investment income:
Initial Class	—	(247,752)
Service Class	—	(2,677,743)

Total distributions from net investment income	—	(2,925,495)

Net realized gains:
Initial Class	(317,205)	(405,070)
Service Class	(6,813,727)	(4,656,945)

Total distributions from net realized gains	(7,130,932)	(5,062,015)

Total distributions to shareholders	(7,130,932)	(7,987,510)

Capital share transactions:
Proceeds from shares sold:
Initial Class	709,226	972,106
Service Class	145,246,701	73,510,025

	145,955,927	74,482,131

Dividends and distributions reinvested:
Initial Class	317,205	652,822
Service Class	6,813,727	7,334,688

	7,130,932	7,987,510

Cost of shares redeemed:
Initial Class	(1,910,484)	(1,584,008)
Service Class	(4,506,757)	(2,699,670)

	(6,417,241)	(4,283,678)

Net increase (decrease) in net assets resulting from capital share transactions	146,669,618	78,185,963

Net increase (decrease) in net assets	127,500,266	80,279,624

Net assets:
Beginning of year	203,483,054	123,203,430

End of year	$330,983,320	$203,483,054

Undistributed (distributions in excess of) net investment income (loss)	$(264,418)	$1,055,925

Capital share transactions - shares:
Shares issued:
Initial Class	61,722	84,101
Service Class	12,659,305	6,370,088

	12,721,027	6,454,189

Shares reinvested:
Initial Class	28,680	56,570
Service Class	622,258	641,144

	650,938	697,714

Shares redeemed:
Initial Class	(166,265)	(136,056)
Service Class	(400,847)	(237,285)

	(567,112)	(373,341)

Net increase (decrease) in shares outstanding:
Initial Class	(75,863)	4,615
Service Class	12,880,716	6,773,947

	12,804,853	6,778,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.65	$11.45	$9.87		$9.85		$11.29

Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)	(0.01)		0.03	(B)	0.14	(B)
Net realized and unrealized gain (loss)	(0.36)	0.77	1.68		0.07		(1.41)

Total investment operations	(0.37)	0.75	1.67		0.10		(1.27)

Distributions:
Net investment income	—	(0.21)	(0.09)		(0.08)		(0.17)
Net realized gains	(0.27)	(0.34)	—		—		(0.00	)(C)

Total distributions	(0.27)	(0.55)	(0.09)		(0.08)		(0.17)

Net asset value, end of year	$11.01	$11.65	$11.45		$9.87		$9.85

Total return (D)	(3.16)%	6.63%	17.03%		0.98%		(11.37)%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,715	$14,346	$14,042		$12,685		$13,192
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.90%	1.00%		1.06	%(E)	1.01	%(E)
Including waiver and/or reimbursement and recapture	0.90%	0.95%	0.95%		0.99	%(E)	1.00	%(E)
Net investment income (loss) to average net assets	(0.11)%	(0.18)%	(0.14)%		0.28%		1.23%
Portfolio turnover rate	49%	39%	75	%(F)	1,349	%(G)	1,351	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.55	$11.37	$9.81		$9.79		$11.24

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.05)	(0.04)		0.00	(B)(C)	0.10	(B)
Net realized and unrealized gain (loss)	(0.36)	0.77	1.68		0.07		(1.40)

Total investment operations	(0.40)	0.72	1.64		0.07		(1.30)

Distributions:
Net investment income	—	(0.20)	(0.08)		(0.05)		(0.15)
Net realized gains	(0.27)	(0.34)	—		—		(0.00	)(C)

Total distributions	(0.27)	(0.54)	(0.08)		(0.05)		(0.15)

Net asset value, end of year	$10.88	$11.55	$11.37		$9.81		$9.79

Total return (D)	(3.46)%	6.39%	16.81%		0.69%		(11.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$318,268	$189,137	$109,161		$36,090		$33,052
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%	1.15%	1.25%		1.31	%(E)	1.26	%(E)
Including waiver and/or reimbursement and recapture	1.15%	1.20%	1.20%		1.24	%(E)	1.25	%(E)
Net investment income (loss) to average net assets	(0.35)%	(0.43)%	(0.39)%		0.03%		0.91%
Portfolio turnover rate	49%	39%	75	%(F)	1,349	%(G)	1,351	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical-Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2015.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,461,843	$—	$—	$—	$2,461,843
Total Borrowings	$2,461,843	$—	$—	$—	$2,461,843
Gross amount of recognized liabilities for securities lending transactions					$2,461,843

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$—	—	$—	—
Options written	2,649	5	2,414	5
Options closed	—	—	—	—
Options expired	(2,649)	(5)	(2,414)	(5)
Options exercised	—	—	—	—
Balance at December 31, 2015	$—	—	$—	—

As of December 31, 2015, transactions in written swaptions are as follows:

	Call Options			Put Options
	Amount of Premiums	Notional Amount		Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2014	$—	EUR	—	$11,289	EUR	—	USD	630,000
Options written	18,877		700,000	20,358		700,000		—
Options closed	(18,877)		(700,000)	(11,289)		—		(630,000)
Options expired	—		—	—		—		—
Options exercised	—		—	(20,358)		(700,000)		—
Balance at December 31, 2015	$—		EUR —	$—	EUR	—	USD	—

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$5,332,600	$—	$—	$5,332,600
Centrally cleared swap agreements, at value (B) (C)	14,620	—	—	628,196	—	642,816
OTC swap agreements, at value	—	—	229,055	—	—	229,055
Net unrealized appreciation on futures contracts (B) (D)	3,580	—	413,800	—	—	417,380
Unrealized appreciation on forward foreign currency contracts	—	4,705	—	—	—	4,705
Total (E)	$18,200	$4,705	$5,975,455	$628,196	$—	$6,626,556

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (B) (C)	$(68,403)	$—	$—	$—	$—	$(68,403)
OTC swap agreements, at value	—	—	—	(7,680)	—	(7,680)
Net unrealized depreciation on futures contracts(B) (D)	(1,704)	—	—	—	—	(1,704)
Unrealized depreciation on forward foreign currency contracts	—	(16,702)	—	—	—	(16,702)
Total (E)	$(70,107)	$(16,702)	$—	$(7,680)	$—	$(94,489)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(11,844)	$—	$(1,506,195)	$—	$—	$(1,518,039)
Written options and swaptions	34,572	—	—	—	—	34,572
Swap agreements	16,592	—	(2,054,720)	143,597	—	(1,894,531)
Futures contracts	14,115	—	(3,023,469)	—	—	(3,009,354)
Forward foreign currency contracts (B)	—	33,277	—	—	—	33,277
Total	$53,435	$33,277	$(6,584,384)	$143,597	$—	$(6,354,075)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$9,996	$—	$(1,563,308)	$—	$—	$(1,553,312)
Written options and swaptions	(6,543)	—	—	—	—	(6,543)
Swap agreements	(38,520)	—	1,310,563	(380,431)	—	891,612
Futures contracts	121	—	(2,745,404)	—	—	(2,745,283)
Forward foreign currency contracts (D)	—	(20,376)	—	—	—	(20,376)
Total	$(34,946)	$(20,376)	$(2,998,149)	$(380,431)	$—	$(3,433,902)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ —	$ 4,154,385	$ (3,524)	$ (21,166)	$ 145,542,268	1,410,988	—	$ 551,503	$ 1,234,961	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$229,055	$(899)	$(228,156)	$—	$899	$(899)	$—	$—
Goldman Sachs Bank	—	—	—	—	11,104	—	—	11,104
JPMorgan Chase Bank, N.A.	4,705	(4,705)	—	—	12,379	(4,705)	—	7,674
Other Derivatives (C)	6,392,796	—	—	6,392,796	70,107	—	—	70,107

Total	$6,626,556	$(5,604)	$(228,156)	$6,392,796	$94,489	$(5,604)	$—	$88,885

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.79%
Over $250 million up to $750 million	0.78%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.95%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 42,339,104	$ 35,102,344	$ 3,334,089	$ 37,130,808

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, option contracts, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, foreign currency gains and losses, paydown gain/loss, distributions in excess, and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (3,211,767)	$ (370,113)	$ 3,581,880

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 1,798,975	$ 4,934,408

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,954,074	$ 5,176,858	$ —	$ 2,925,495	$ 5,062,015	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (6,733,383)	$ —	$ —	$ (172,581)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,176,858 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

The year began with a host of global central banks embracing monetary easing. Among them was the European Central Bank (“ECB”). Eurozone bonds and equities rallied strongly on the announcement of quantitative easing (“QE”), though economic data also improved on the margin. The U.S. Federal Reserve (“Fed”) remained an outlier as officials reiterated their desire to hike rates sometime during the year, emphasizing the importance of incoming economic data. Some trends from 2014 continued into 2015, including U.S. dollar strength, lower oil prices and uncertainty as evidenced by the choppiness of risk assets.

The U.S. economy continued to show signs of strength in the second quarter, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated Treasuries. After the dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, only modest market moves suggested that the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained resilient.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and widening high yield credit spreads, which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

PERFORMANCE

For the year ended December 31, 2015, Transamerica PIMCO Total Return VP, Initial Class returned 0.69%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55%.

STRATEGY REVIEW

The Portfolio’s duration strategies, including an overall duration underweight and yield-curve positioning, with a focus on intermediate maturities and an underweight to longer-dated issues, detracted, as the yield curve flattened over the period. In Europe, an allocation to rates in the European periphery, specifically Italy and Spain, contributed to performance as rates fell for the year.

Conversely, positions in German rates were negative for performance as the yield curve steepened in 2015. An overall underweight to the investment-grade corporate sector added to returns, as spreads widened. An allocation to non-agency, mortgage-backed securities, which were supported by limited supply and the ongoing housing recovery, contributed to performance. Holdings of Treasury inflation-protected securities detracted from returns, as inflation expectations declined. Within emerging markets, local exposure to Mexican interest rates was positive, but was partially offset by emerging market (“EM”) external debt positions; spreads widened amid heightened political and economic tensions. Lastly, defensive positioning against the euro, yen, and a basket of EM currencies added to returns, as these currencies depreciated versus the U.S. dollar.

Derivatives were used in the Portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. Overall, the derivative strategies employed were additive to returns.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.69%	3.26%	4.89%	05/01/2002
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.25%	4.51%
Service Class	0.52%	3.01%	4.63%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,004.30	$3.49	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,003.40	4.80	1,020.40	4.84	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(c)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	78.2%
AAA	6.3
AA	5.3
A	6.8
BBB	18.2
BB	7.7
B	2.5
CCC and Below	7.1
NR (Not Rated)	4.3
Net Other Assets (Liabilities)^	(36.4)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 8.7%
ABFC Trust
Series 2004-OPT4, Class A1
1.04%, 04/25/2034 (A)	$ 739,878	$ 728,943
Series 2005-OPT1, Class A1MZ
0.77%, 07/25/2035 (A)	695	693
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A 0.62%, 02/25/2036 (A)	6,277,567	6,230,894
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1 0.81%, 03/25/2036 (A)	200,000	174,490
Amortizing Residential Collateral Trust Series 2002-BC4, Class A 1.00%, 07/25/2032 (A)	6,344	5,886
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D 0.80%, 02/25/2036 (A)	3,734,571	2,522,499
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2
1.07%, 03/25/2035 (A)	1,100,000	1,033,243
Series 2007-HE3, Class 1A2
0.62%, 04/25/2037 (A)	2,729,034	2,690,078
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1
1.08%, 10/25/2032 (A)	15,928	15,143
Series 2006-SD3, Class 21A1
2.93%, 07/25/2036 (A)	149,447	140,604
BNC Mortgage Loan Trust Series 2007-3, Class A3 0.55%, 07/25/2037 (A)	1,399,000	1,300,560
Bridgeport CLO II, Ltd. Series 2007-2A, Class A1 0.76%, 06/18/2021 (A) (B)	6,175,152	6,043,844
Celf Loan Partners II PLC Series 2005-2X, Class B1 0.34%, 12/15/2021 (A) (C)	EUR 1,364,491	1,470,167
Cent CDO 14, Ltd. Series 2007-14A, Class A2A 0.55%, 04/15/2021 (A) (B)	$ 4,293,456	4,201,894
Citigroup Mortgage Loan Trust
Series 2007-AMC1, Class A1
0.58%, 12/25/2036 (A) (B)	12,762,088	8,359,448
Series 2007-AMC4, Class A2C
0.59%, 05/25/2037 (A)	2,100,000	1,913,519
Series 2007-FS1, Class 1A1
4.58%, 10/25/2037 (A) (B)	5,784,681	5,325,187
COA Summit CLO, Ltd. Series 2014-1A, Class A1 1.67%, 04/20/2023 (A) (B)	5,425,394	5,407,810
Countrywide Asset-Backed Certificates
Series 2003-3, Class M1
1.47%, 08/25/2033 (A)	1,438,399	1,206,483
Series 2004-9, Class MV4
2.00%, 11/25/2034 (A)	2,500,000	1,949,133
Series 2006-24, Class 1A
0.56%, 06/25/2047 (A)	16,453,998	12,635,345

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates (continued)
Series 2006-24, Class 2A3
0.57%, 06/25/2047 (A)	$ 9,048,594	$ 8,059,550
Series 2006-26, Class 1A
0.56%, 06/25/2037 (A)	5,929,182	4,482,470
Series 2007-2, Class 2A3
0.56%, 08/25/2037 (A)	12,687,077	11,410,946
Series 2007-9, Class 1A
0.62%, 06/25/2047 (A)	12,015,316	8,681,137
CWABS Asset-Backed Certificates Trust
Series 2003-BC1, Class A1
1.22%, 03/25/2033 (A)	42,376	39,079
Series 2004-13, Class MV4
1.27%, 04/25/2035 (A)	2,260,000	2,189,877
Series 2005-AB1, Class A3
1.02%, 08/25/2035 (A)	1,595,845	1,578,264
Flatiron CLO, Ltd. Series 2007-1A, Class A1A 0.55%, 10/15/2021 (A) (B)	4,722,841	4,628,483
Ford Credit Floorplan Master Owner Trust Series 2015-4, Class A2 0.93%, 08/15/2020 (A)	5,500,000	5,486,753
GSAMP Trust
Series 2005-HE1, Class M2
1.74%, 12/25/2034 (A)	4,034,442	2,794,964
Series 2007-HS1, Class A1
1.27%, 02/25/2047 (A)	6,095,472	5,937,837
Home Equity Asset Trust Series 2002-1, Class A4 1.02%, 11/25/2032 (A)	1,283	1,084
Malin CLO BV Series 2007-1X, Class VFNE 0.20%, 05/07/2023 (A) (C)	EUR 3,729,823	3,999,012
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2
1.35%, 11/25/2034 (A)	$ 3,122,653	2,946,315
Series 2005-WMC6, Class M3
1.19%, 07/25/2035 (A)	5,900,000	5,585,024
Series 2007-HE5, Class A2C
0.67%, 03/25/2037 (A)	3,483,334	1,791,397
Morgan Stanley Mortgage Loan Trust Series 2007-3XS, Class 2A1A 0.49%, 01/25/2047 (A)	73,579	73,162
National Collegiate Student Loan Trust Series 2005-1, Class A4 0.66%, 11/27/2028 (A)	1,728,843	1,696,497
Nautique Funding, Ltd. Series 2006-1A, Class A1A 0.57%, 04/15/2020 (A) (B)	3,604,550	3,573,886
New Century Home Equity Loan Trust
Series 2005-C, Class A2C
0.67%, 12/25/2035 (A)	1,888,958	1,833,809
Series 2005-D, Class A2C
0.65%, 02/25/2036 (A)	199,246	198,908
Option One Mortgage Loan Trust Series 2001-4, Class A 1.02%, 01/25/2032 (A)	129,428	109,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Penarth Master Issuer PLC Series 2015-2A, Class A1 0.76%, 05/18/2019 (A) (B)	$ 7,800,000	$ 7,775,196
RAAC Trust Series 2007-SP1, Class M2 1.42%, 03/25/2037 (A)	5,212,000	4,105,364
Race Point V CLO, Ltd. Series 2011-5AR, Class AR 1.64%, 12/15/2022 (A) (B)	7,850,913	7,797,888
RAMP Trust Series 2004-RS11, Class M2 2.07%, 11/25/2034 (A)	320,539	302,079
RASC Trust
Series 2005-KS11, Class M2
0.84%, 12/25/2035 (A)	7,100,000	6,052,487
Series 2006-KS9, Class AI3
0.58%, 11/25/2036 (A)	3,112,669	2,659,229
Series 2007-KS3, Class AI4
0.76%, 04/25/2037 (A)	2,700,000	1,896,875
Santander Drive Auto Receivables Trust Series 2015-4, Class A2A 1.20%, 12/17/2018	12,800,000	12,774,995
SLM Student Loan Trust Series 2005-3, Class A5 0.41%, 10/25/2024 (A)	10,200,777	9,985,064
Soundview Home Loan Trust
Series 2005-3, Class M3
1.25%, 06/25/2035 (A)	385,355	348,260
Series 2006-OPT2, Class A3
0.60%, 05/25/2036 (A)	3,425,887	3,237,398
Series 2007-WMC1, Class 3A1
0.53%, 02/25/2037 (A)	1,379,672	576,088
Structured Asset Investment Loan Trust Series 2004-11, Class A4 1.32%, 01/25/2035 (A)	5,106,219	5,032,502
U.S. Small Business Administration
Series 2003-20I, Class 1
5.13%, 09/01/2023	78,548	84,891
Series 2004-20C, Class 1
4.34%, 03/01/2024	602,184	630,171
Series 2008-20L, Class 1
6.22%, 12/01/2028	1,465,297	1,664,661
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A2 0.42%, 03/20/2017	576,738	576,429
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2 1.11%, 10/25/2035 (A)	1,651,000	1,250,682
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3 0.67%, 04/25/2037 (A)	5,214,227	2,368,664
Wood Street CLO BV Series I, Class A 0.23%, 11/22/2021 (A) (C)	EUR 657,057	711,334

Total Asset-Backed Securities (Cost $210,699,276)		210,284,147

	Principal	Value
CORPORATE DEBT SECURITIES - 26.5%
Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029 (B)	$ 5,000,000	$ 4,687,500

Auto Components - 0.1%
Schaeffler Holding Finance BV
5.75%, 11/15/2021 Cash Rate 5.75% (C) (D)	EUR 1,600,000	1,862,689
6.25%, 11/15/2019 (B)	$ 400,000	418,000

		2,280,689

Automobiles - 1.4%
Daimler Finance North America LLC
1.45%, 08/01/2016 (B)	5,850,000	5,858,079
1.88%, 01/11/2018 (B)	1,300,000	1,294,868
2.00%, 08/03/2018 (B)	6,100,000	6,059,319
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	7,200,000	7,148,873
3.20%, 01/15/2021	8,500,000	8,442,514
General Motors Financial Co., Inc. 2.75%, 05/15/2016	4,500,000	4,513,158

		33,316,811

Banks - 10.4%
Banco do Brasil SA 3.75%, 07/25/2018, MTN (B) (E)	EUR 2,300,000	2,335,493
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (C) (F)	1,600,000	205,178
4.00%, 01/21/2019, MTN (C)	800,000	95,634
Banco Popolare 2.38%, 01/22/2018, MTN (C)	5,800,000	6,333,064
Banco Popular Espanol SA 11.50%, 10/10/2018, MTN (A) (C) (G)	1,000,000	1,179,124
Banco Santander Chile 1.22%, 04/11/2017 (A) (B)	$ 7,900,000	7,801,250
Banco Santander SA 6.25%, 09/11/2021 (A) (C) (G)	EUR 7,100,000	7,214,389
Bank of America Corp.
5.65%, 05/01/2018, MTN	$ 2,400,000	2,580,739
6.00%, 09/01/2017	1,400,000	1,489,894
6.40%, 08/28/2017, MTN	16,700,000	17,889,007
6.88%, 04/25/2018, MTN	900,000	992,931
7.63%, 06/01/2019, MTN	15,000,000	17,374,770
Bank of America NA
0.79%, 06/15/2016 (A)	3,700,000	3,698,283
0.90%, 06/05/2017 (A)	4,300,000	4,285,629
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.52%, 09/14/2018 (A) (B)	12,900,000	12,933,992
Barclays Bank PLC
7.63%, 11/21/2022	2,800,000	3,188,500
10.18%, 06/12/2021 (B)	5,520,000	7,150,586
BNP Paribas SA 7.38%, 08/19/2025 (A) (B) (F) (G)	5,100,000	5,233,875
BPCE SA 4.63%, 07/11/2024 (B)	11,000,000	10,701,658
CIT Group, Inc.
4.25%, 08/15/2017	1,500,000	1,533,750
5.25%, 03/15/2018	14,000,000	14,455,000
5.50%, 02/15/2019 (B)	6,400,000	6,688,000
Citigroup, Inc. 8.40%, 04/30/2018 (A) (G)	5,300,000	5,774,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.38%, 08/04/2025	$ 7,400,000	$ 7,526,192
11.00%, 06/30/2019 (A) (B) (G)	4,910,000	6,061,395
Credit Agricole SA
7.50%, 06/23/2026 (A) (C) (G)	GBP 2,500,000	3,616,397
8.13%, 09/19/2033 (A) (C)	$ 6,800,000	7,494,470
Eksportfinans ASA 5.50%, 05/25/2016 - 06/26/2017, MTN	4,769,000	4,848,105
HSBC Capital Funding, LP 10.18%, 06/30/2030 (A) (B) (G)	100,000	150,250
Intesa Sanpaolo SpA 1.70%, 04/11/2016 (A)	3,500,000	3,502,664
JPMorgan Chase & Co.
2.75%, 06/23/2020	12,900,000	12,957,482
6.30%, 04/23/2019	5,400,000	6,055,025
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,600,000	1,710,656
Lloyds Bank PLC 12.00%, 12/16/2024 (A) (B) (G)	16,500,000	23,377,200
Lloyds Banking Group PLC 7.63%, 06/27/2023 (A) (C) (G)	GBP 2,500,000	3,858,719
Mizuho Bank, Ltd. 1.05%, 09/25/2017 (A) (B)	$ 300,000	298,070
Royal Bank of Scotland Group PLC 6.99%, 10/05/2017 (A) (B) (G)	3,600,000	4,167,000
Royal Bank of Scotland PLC 9.50%, 03/16/2022, MTN (A) (C)	8,575,000	9,267,277
Svenska Handelsbanken AB 2.40%, 10/01/2020, MTN	2,400,000	2,382,173
UniCredit SpA
6.75%, 09/10/2021 (A) (C) (G)	EUR 600,000	613,983
8.00%, 06/03/2024 (A) (C) (G)	$ 2,600,000	2,457,000
Wells Fargo & Co. 7.98%, 03/15/2018 (A) (G)	8,700,000	9,037,125

		250,516,279

Beverages - 0.0% (H)
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	700,000

Biotechnology - 0.6%
Baxalta, Inc.
2.88%, 06/23/2020 (B)	9,250,000	9,135,207
4.00%, 06/23/2025 (B)	6,400,000	6,333,485

		15,468,692

Capital Markets - 2.6%
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025 (B)	6,825,000	6,601,713
Goldman Sachs Group, Inc.
1.46%, 11/15/2018, MTN (A)	3,300,000	3,313,401
3.75%, 05/22/2025	15,400,000	15,502,687
5.95%, 01/18/2018	2,450,000	2,638,594
Morgan Stanley
0.77%, 10/18/2016, MTN (A)	4,597,000	4,587,549
6.25%, 08/28/2017, MTN	5,500,000	5,888,976
6.63%, 04/01/2018, MTN	13,900,000	15,241,767
Piper Jaffray Cos. 5.06%, 10/09/2018 (B) (E)	2,000,000	1,989,820

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS AG
0.97%, 06/01/2017 (A)	$ 1,500,000	$ 1,496,949
1.26%, 06/01/2020 (A)	500,000	498,081
5.88%, 12/20/2017	1,569,000	1,694,674
7.25%, 02/22/2022, MTN (A) (C)	2,600,000	2,712,559

		62,166,770

Construction & Engineering - 0.0% (H)
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023 (B)	4,043,160	889,495
6.75%, 10/01/2023 (B)	446,300	102,649

		992,144

Consumer Finance - 2.1%
Ally Financial, Inc.
2.75%, 01/30/2017	3,600,000	3,591,000
3.13%, 01/15/2016 (F)	4,550,000	4,550,000
5.50%, 02/15/2017	1,800,000	1,854,000
8.00%, 03/15/2020	7,132,000	8,130,480
American Express Credit Corp. 2.60%, 09/14/2020, MTN	11,000,000	11,025,410
Navient Corp. 4.88%, 06/17/2019, MTN (F)	11,100,000	10,212,000
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019 (B)	800,000	811,000
7.25%, 12/15/2021 (B)	700,000	701,750
Springleaf Finance Corp. 6.50%, 09/15/2017, MTN	8,400,000	8,568,000

		49,443,640

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC
6.40%, 10/02/2017	2,200,000	2,369,240
7.25%, 02/01/2018	1,500,000	1,654,632
Blackstone CQP Holdco, LP 9.30%, 03/19/2019 (B) (E) (I)	1,147,794	1,097,197
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	6,400,000	6,317,600
Tayarra, Ltd. 3.63%, 02/15/2022	7,240,443	7,591,850

		19,030,519

Diversified Telecommunication Services - 0.6%
AT&T, Inc. 1.02%, 03/30/2017 (A)	7,300,000	7,281,261
Verizon Communications, Inc.
2.25%, 09/14/2018 (A)	1,000,000	1,023,936
3.65%, 09/14/2018	3,300,000	3,450,780
5.15%, 09/15/2023	2,500,000	2,748,315

		14,504,292

Electric Utilities - 0.1%
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	3,300,000	3,418,968

Electronic Equipment, Instruments & Components - 0.3%
Flextronics International, Ltd. 4.75%, 06/15/2025 (B)	6,100,000	5,939,875

Energy Equipment & Services - 0.2%
Regency Energy Partners, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	5,500,000	4,758,270

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
CVS Health Corp. 2.80%, 07/20/2020	$ 8,100,000	$ 8,136,385

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	6,300,000	5,778,984

Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6.00%, 01/15/2020	2,800,000	3,109,151

Hotels, Restaurants & Leisure - 0.8%
MGM Resorts International 7.50%, 06/01/2016	13,395,000	13,642,004
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B) (F)	6,200,000	5,525,750

		19,167,754

Insurance - 0.3%
American International Group, Inc. 3.75%, 07/10/2025	6,300,000	6,243,678

Internet Software & Services - 0.3%
Alibaba Group Holding Ltd.
2.50%, 11/28/2019	3,200,000	3,126,266
3.60%, 11/28/2024	4,000,000	3,820,968

		6,947,234

IT Services - 0.2%
Automatic Data Processing, Inc. 2.25%, 09/15/2020 (F)	5,600,000	5,621,207

Metals & Mining - 0.3%
Anglo American Capital PLC 1.27%, 04/15/2016 (A) (B)	6,700,000	6,634,447
Gold Fields Orogen Holdings BVI, Ltd. 4.88%, 10/07/2020(C)	1,100,000	819,500

		7,453,947

Oil, Gas & Consumable Fuels - 2.4%
Canadian Natural Resources, Ltd. 0.98%, 03/30/2016 (A)	10,800,000	10,776,035
CNPC General Capital, Ltd. 1.26%, 05/14/2017 (A) (B)	7,200,000	7,187,097
Kinder Morgan, Inc. 7.80%, 08/01/2031, MTN	125,000	117,284
ONEOK Partners, LP 3.25%, 02/01/2016 (F)	4,500,000	4,507,794
Petrobras Global Finance BV
1.99%, 05/20/2016 (A)	1,500,000	1,462,500
2.00%, 05/20/2016	700,000	689,500
2.46%, 01/15/2019 (A)	700,000	532,000
2.89%, 03/17/2017 (A)	900,000	824,625
3.50%, 02/06/2017 (F)	8,540,000	7,984,900
3.88%, 01/27/2016	700,000	697,200
4.38%, 05/20/2023 (F)	2,800,000	1,848,000
5.75%, 01/20/2020	3,082,000	2,419,370
6.13%, 10/06/2016 (F)	200,000	198,000
6.25%, 03/17/2024	100,000	71,750
6.75%, 01/27/2041	4,400,000	2,816,000
6.85%, 06/05/2115	8,200,000	5,309,500
7.88%, 03/15/2019 (F)	4,400,000	3,894,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Partners, LP
3.60%, 03/15/2022	$ 4,200,000	$ 3,302,960
4.00%, 11/15/2021	2,985,000	2,489,717

		57,128,232

Pharmaceuticals - 0.0% (H)
Actavis Funding SCS
3.00%, 03/12/2020	400,000	399,682
3.45%, 03/15/2022	300,000	300,327

		700,009

Real Estate Investment Trusts - 0.3%
HCP, Inc. 4.00%, 12/01/2022	2,400,000	2,388,905
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	4,200,000	4,216,073

		6,604,978

Road & Rail - 0.3%
Hellenic Railways Organization SA 4.03%, 03/17/2017 (E)	EUR 6,600,000	6,598,745

Technology Hardware, Storage & Peripherals - 0.0% (H)
Apple, Inc. 2.85%, 05/06/2021	$ 1,000,000	1,024,100

Tobacco - 0.4%
Altria Group, Inc. 9.25%, 08/06/2019	2,872,000	3,515,268
Imperial Tobacco Finance PLC 2.05%, 07/20/2018 (B)	2,900,000	2,883,917
Reynolds American, Inc. 2.30%, 06/12/2018	2,100,000	2,113,190

		8,512,375

Trading Companies & Distributors - 1.0%
International Lease Finance Corp.
5.75%, 05/15/2016	8,310,000	8,424,263
7.13%, 09/01/2018 (B)	13,200,000	14,470,500
8.75%, 03/15/2017	1,900,000	2,023,500

		24,918,263

Wireless Telecommunication Services - 0.2%
Sprint Communications, Inc. 9.13%, 03/01/2017	3,500,000	3,561,250

Total Corporate Debt Securities (Cost $637,419,098)		638,730,741

FOREIGN GOVERNMENT OBLIGATIONS - 5.9%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2016 - 01/01/2017	BRL 566,300,000	131,528,411
Cyprus Government International Bond 4.75%, 06/25/2019, MTN (C)	EUR 1,600,000	1,869,210
Mexican Bonos Series M 8.00%, 06/11/2020	MXN 123,200,000	7,866,679
Slovenia Government International Bond 5.50%, 10/26/2022 (C)	$ 1,300,000	1,451,039

Total Foreign Government Obligations (Cost $163,612,569)		142,715,339

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
LOAN ASSIGNMENTS - 0.4%
Automobiles - 0.1%
Chrysler Group LLC Term Loan B 3.50%, 05/24/2017 (A)	$ 1,378,351	$ 1,372,464

Health Care Providers & Services - 0.2%
HCA, Inc. Term Loan B5 3.17%, 03/31/2017 (A)	5,121,411	5,112,873

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc. Term Loan B F1 4.00%, 04/01/2022 (A)	2,992,462	2,878,997

Total Loan Assignments (Cost $9,283,308)		9,364,334

MORTGAGE-BACKED SECURITIES - 8.2%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21
2.81%, 01/25/2036 (A)	238,649	206,562
Series 2005-4, Class 1A1
2.75%, 08/25/2035 (A)	187,789	163,303
Series 2005-5, Class 2A1
2.76%, 09/25/2035 (A)	210,779	174,625
Aire Valley Mortgages PLC
Series 2005-1X, Class 2A3
0.91%, 09/20/2066 (A) (C)	1,432,375	1,374,917
Series 2006-1X, Class 2A1
0.17%, 09/20/2066 (A) (C)	EUR 2,644,135	2,790,299
Alternative Loan Trust
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	$ 96,778	100,497
Series 2005, Class J12-2A1
0.69%, 08/25/2035 (A)	7,316,754	4,884,427
Series 2005-14, Class 2A1
0.63%, 05/25/2035 (A)	278,351	229,924
Series 2005-56, Class 5A2
1.19%, 11/25/2035 (A)	680,534	583,622
Series 2005-59, Class 1A1
0.74%, 11/20/2035 (A)	5,959,668	4,802,483
Series 2005-62, Class 2A1
1.26%, 12/25/2035 (A)	4,004	3,333
Series 2005-81, Class A1
0.70%, 02/25/2037 (A)	1,577,422	1,225,126
Series 2006-OA1, Class 2A1
0.61%, 03/20/2046 (A)	1,270,985	955,822
Series 2006-OA12, Class A1B
0.59%, 09/20/2046 (A)	5,851,397	5,074,426
Series 2006-OA17, Class 1A1A
0.60%, 12/20/2046 (A)	3,835,380	2,832,018
Series 2006-OA19, Class A1
0.58%, 02/20/2047 (A)	5,910,350	4,416,358
Series 2006-OA21, Class A1
0.59%, 03/20/2047 (A)	3,701,836	2,865,848
Series 2007-HY4, Class 1A1
2.80%, 06/25/2037 (A)	3,158,836	2,622,647
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12
0.63%, 10/25/2046 (A)	2,996,892	1,913,746
Series 2006-5, Class A1
1.18%, 11/25/2046 (A)	7,722,969	3,918,736

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust (continued)
Series 2007-1, Class A1
0.96%, 02/25/2047 (A)	$ 4,662,609	$ 2,778,080
BAMLL Commercial Mortgage Securities Trust Series 2015-ASHF, Class A 1.55%, 01/15/2028 (A) (B)	4,100,000	4,063,040
Banc of America Funding Trust
Series 2005-D, Class A1
2.75%, 05/25/2035 (A)	7,212,449	7,335,372
Series 2006-D, Class 5A1
5.35%, 05/20/2036 (A)	606,192	550,434
Series 2006-J, Class 4A1
3.01%, 01/20/2047 (A)	102,366	86,070
Series 2009-R6, Class 3A1
2.06%, 01/26/2037 (A) (B)	641,955	639,954
Banc of America Funding, Ltd. Series 2012-R5, Class A 0.50%, 10/03/2039 (A) (B)	2,472,570	2,459,359
Banc of America Re-REMIC Trust Series 2010-UB5, Class A4A 5.65%, 02/17/2051 (A) (B)	17,365,231	17,570,910
BBCMS Trust Series 2015-STP, Class A 3.32%, 09/10/2028 (B)	8,000,000	8,092,501
BCAP LLC Trust Series 2013-RR12, Class 1A3 0.72%, 05/26/2035 (A) (B)	183,792	173,490
Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
2.70%, 11/25/2036 (A)	906,311	650,695
Series 2006-8, Class 3A1
0.58%, 02/25/2034 (A)	562,517	512,209
Series 2006-R1, Class 2E21
2.66%, 08/25/2036 (A)	681,904	427,635
Bear Stearns ARM Trust
Series 2003-5, Class 2A1
2.60%, 08/25/2033 (A)	800,451	799,694
Series 2003-8, Class 2A1
3.06%, 01/25/2034 (A)	43,604	44,225
Series 2003-8, Class 4A1
2.87%, 01/25/2034 (A)	127,976	127,918
Series 2003-9, Class 2A1
2.89%, 02/25/2034 (A)	111,737	108,947
Series 2004-10, Class 22A1
3.15%, 01/25/2035 (A)	162,528	158,443
Series 2005-2, Class A2
2.92%, 03/25/2035 (A)	243,821	246,485
Series 2005-5, Class A2
2.48%, 08/25/2035 (A)	226,617	227,150
Series 2006-4, Class 1A1
2.83%, 10/25/2036 (A)	456,770	382,630
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1
2.69%, 01/26/2036 (A)	492,984	405,030
Series 2007-R6, Class 2A1
2.57%, 12/26/2046 (A)	350,450	259,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Berica 8 Residential MBS Srl Series 2008, Class A 0.23%, 03/31/2048 (A) (C)	EUR 8,296,644	$ 8,837,690
Berica ABS Srl Series 2011-1, Class A1 0.17%, 12/31/2055 (A) (C)	7,252,511	7,799,648
Business Mortgage Finance 7 PLC Series 7X, Class A1 2.57%, 02/15/2041 (A) (C)	GBP 3,771,109	5,414,298
CD Mortgage Trust Series 2007-CD5, Class A4 5.89%, 11/15/2044 (A)	$ 296,056	307,013
ChaseFlex Trust Series 2007-3, Class 1A2 0.88%, 07/25/2037 (A)	1,926,805	1,035,181
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M
2.72%, 10/19/2032 (A)	49,409	42,455
Series 2004-12, Class 11A1
2.77%, 08/25/2034 (A)	66,555	58,728
Series 2005-HY10, Class 5A1
2.72%, 02/20/2036 (A)	219,768	191,897
Series 2006-OA5, Class 2A2
0.72%, 04/25/2046 (A)	137,814	88,049
Citigroup Mortgage Loan Trust
Series 2005-6, Class A1
2.43%, 09/25/2035 (A)	370,224	370,167
Series 2005-6, Class A2
2.42%, 09/25/2035 (A)	285,462	286,617
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1 2.27%, 06/25/2033 (A)	464,653	453,634
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1 1.87%, 08/25/2035 (A)	156,995	120,938
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1 2.72%, 08/25/2035 (A)	72,794	64,601
Granite Mortgages PLC Series 2003-3, Class 3A 0.96%, 01/20/2044 (A) (C)	GBP 84,341	124,307
Greenpoint Mortgage Funding Trust Series 2006-AR7, Class 1A32 0.62%, 12/25/2046 (A)	$ 574,079	357,041
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1
0.76%, 12/25/2034 (A)	543,369	490,037
Series 2005-AR6, Class 2A1
2.81%, 09/25/2035 (A)	368,963	376,955
Series 2006-AR1, Class 2A1
2.87%, 01/25/2036 (A)	6,135	5,694
HarborView Mortgage Loan Trust
Series 2006-5, Class 2A1A
0.58%, 07/19/2046 (A)	975,490	576,182
Series 2006-7, Class 2A1A
0.60%, 09/19/2046 (A)	449,310	334,662

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2006-AR12, Class A1 0.61%, 09/25/2046 (A)	$ 578,935	$ 470,769
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3 5.87%, 09/15/2045 (A)	3,461,621	3,632,825
Luminent Mortgage Trust Series 2006-6, Class A1 0.62%, 10/25/2046 (A)	401,308	342,011
Marche Mutui Srl Series 6, Class A1 2.19%, 01/27/2064 (A) (C)	EUR 4,230,344	4,661,743
MASTR Alternative Loan Trust Series 2006-2, Class 2A1 0.82%, 03/25/2036 (A)	$ 263,832	63,977
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A
1.90%, 10/25/2035 (A)	4,863,465	4,715,607
Series 2005-2, Class 3A
1.24%, 10/25/2035 (A)	61,320	58,078
Series 2005-3, Class 4A
0.67%, 11/25/2035 (A)	33,305	31,146
Morgan Stanley Capital I Trust Series 2015-XLF1, Class A 1.47%, 08/14/2031 (A) (B)	8,938,894	8,905,106
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1 6.50%, 03/25/2034(B)	579,165	544,582
RALI Trust
Series 2005-QA13, Class 2A1
3.65%, 12/25/2035 (A)	3,341,887	2,877,100
Series 2005-QO3, Class A1
0.82%, 10/25/2045 (A)	388,782	276,899
Series 2006-QO6, Class A1
0.60%, 06/25/2046 (A)	6,588,368	2,770,542
Series 2007-QO2, Class A1
0.57%, 02/25/2047 (A)	5,280,317	2,849,781
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A
5.54%, 01/25/2034 (A) (B)	407,140	405,444
Series 2004-R1, Class 2A
6.50%, 11/25/2034(B)	361,298	371,247
Series 2005-R2, Class 1AF1
0.76%, 06/25/2035 (A) (B)	614,151	534,191
Residential Asset Securitization Trust Series 2007-A2, Class 2A2 6.50%, 04/25/2037	4,647,338	2,885,374
Residential Mortgage Securities PLC Series 20X, Class A2A 0.84%, 08/10/2038 (A) (C)	GBP 2,364,360	3,259,241
RFMSI Trust
Series 2003-S9, Class A1
6.50%, 03/25/2032	$ 8,042	8,330
Series 2005-SA4, Class 1A21
3.19%, 09/25/2035 (A)	720,068	572,426
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B 0.65%, 06/12/2044 (A) (C)	10,163,880	9,179,437

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2004-12, Class A1
0.94%, 01/20/2035 (A)	$ 1,173,440	$ 1,113,997
Series 2010, Class 2A1
0.97%, 10/20/2027 (A)	24,320	22,865
Silverstone Master Issuer PLC Series 2015-1A, Class 1A 0.95%, 01/21/2070 (A) (B)	GBP 2,050,000	3,014,875
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1
2.54%, 09/25/2034 (A)	$ 167,711	166,349
Series 2004-20, Class 3A1
2.54%, 01/25/2035 (A)	194,179	184,139
Series 2005-1, Class 1A1
2.58%, 02/25/2035 (A)	377,952	361,524
Series 2005-17, Class 3A1
2.59%, 08/25/2035 (A)	71,615	66,601
Series 2005-18, Class 3A1
2.69%, 09/25/2035 (A)	2,531,077	2,121,328
Series 2006-8, Class 1A2
2.79%, 09/25/2036 (A)	4,666,117	3,002,477
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1
0.65%, 07/19/2035 (A)	114,083	98,645
Series 2005-AR5, Class A2
0.65%, 07/19/2035 (A)	73,099	70,790
Series 2005-AR5, Class A3
0.65%, 07/19/2035 (A)	149,093	142,403
Series 2005-AR8, Class A1A
0.70%, 02/25/2036 (A)	238,739	184,478
Series 2006-AR3, Class 12A1
0.64%, 05/25/2036 (A)	1,516,388	1,128,673
Series 2006-AR6, Class 2A1
0.61%, 07/25/2046 (A)	4,230,706	3,325,589
Series 2006-AR7, Class A1BG
0.54%, 08/25/2036 (A)	3,911,433	2,946,465
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1 1.06%, 09/19/2032 (A)	26,824	26,137
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A
2.56%, 09/25/2033 (A)	1,726,536	1,708,125
Series 2006-AR10, Class 1A1
2.41%, 09/25/2036 (A)	1,187,729	1,070,963
Series 2006-AR17, Class 1A
1.06%, 12/25/2046 (A)	674,975	519,492
Series 2006-AR19, Class 1A1A
0.99%, 01/25/2047 (A)	190,259	171,811
Series 2006-AR3, Class A1A
1.26%, 02/25/2046 (A)	810,192	741,411
Series 2006-AR7, Class 3A
2.15%, 07/25/2046 (A)	1,413,794	1,265,769
Series 2006-AR7, Class C1B2
0.64%, 07/25/2046 (A)	5,541	107
Series 2006-AR9, Class 2A
2.15%, 08/25/2046 (A)	1,236,485	1,103,587

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2007-HY1, Class 1A1
2.21%, 02/25/2037 (A)	$ 387,038	$ 336,154
Series 2007-HY4, Class 2A2
1.99%, 04/25/2037 (A)	4,230,547	3,492,831
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1
2.82%, 01/25/2035 (A)	210,778	213,070
Series 2005-AR2, Class 1A1
2.66%, 03/25/2035 (A)	2,587,411	2,596,623
Series 2006-AR4, Class 2A6
5.79%, 04/25/2036 (A)	105,217	17,725
Series 2006-AR8, Class 2A4
2.74%, 04/25/2036 (A)	451,315	440,194

Total Mortgage-Backed Securities (Cost $199,070,729)		197,645,170

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.9%
California - 2.0%
Bay Area Toll Authority, Revenue Bonds
Series S1
7.04%, 04/01/2050	1,200,000	1,651,416
Series S3
6.91%, 10/01/2050	8,100,000	11,058,039
California State Public Works Board, Revenue Bonds Series B2 7.80%, 03/01/2035	400,000	524,396
Metropolitan Water District of Southern California, Revenue Bonds Series A 6.95%, 07/01/2040	3,000,000	3,491,460
State of California, General Obligation Unlimited
7.30%, 10/01/2039	8,500,000	11,876,710
7.50%, 04/01/2034	900,000	1,260,135
7.55%, 04/01/2039	3,400,000	4,942,478
7.60%, 11/01/2040	6,300,000	9,364,320
7.63%, 03/01/2040	3,100,000	4,508,237

		48,677,191

Illinois - 0.8%
Chicago Transit Authority, Revenue Bonds
Series A
6.90%, 12/01/2040	11,300,000	13,040,765
Series B
6.90%, 12/01/2040	6,100,000	7,039,705

		20,080,470

Kentucky - 0.1%
Kentucky State Property & Building Commission, Revenue Bonds
Series C
4.30%, 11/01/2019	500,000	530,600
4.40%, 11/01/2020	600,000	644,298

		1,174,898

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.8%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	$ 900,000	$ 997,686
4.91%, 11/01/2024	600,000	669,366
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	18,100,000	17,234,096

		18,901,148

Ohio - 0.1%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series A-2 5.88%, 06/01/2030	2,900,000	2,580,768

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds Series A 7.47%, 06/01/2047	2,325,000	2,002,383

Total Municipal Government Obligations (Cost $90,007,868)		93,416,858

U.S. GOVERNMENT AGENCY OBLIGATIONS - 37.8%
Federal Home Loan Mortgage Corp.
2.09%, 09/01/2035 (A)	111,789	117,833
2.48%, 08/01/2023 (A)	32,002	33,064
2.62%, 09/01/2035 (A)	856,202	910,625
3.50%, TBA(J) (K) (L)	29,000,000	29,812,782
4.00%, TBA(J) (K) (L)	10,000,000	10,542,772
Federal Home Loan Mortgage Corp. REMIC 0.68%, 12/15/2029 (A)	32,741	32,897
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
1.44%, 10/25/2044 (A)	1,161,172	1,180,638
1.64%, 07/25/2044 (A)	583,382	592,838
6.50%, 07/25/2043	67,997	78,648
Federal National Mortgage Association
1.44%, 06/01/2043 (A)	159,155	162,905
1.83%, 08/01/2035 (A)	448,137	467,323
2.00%, 08/01/2035 - 08/01/2036 (A)	273,732	288,362
2.23%, 12/01/2034 (A)	9,271	9,616
2.25%, 05/01/2035 (A)	595,489	626,685
2.29%, 09/01/2035 (A)	1,548,554	1,637,583
2.39%, 07/01/2032 (A)	6,140	6,346
2.43%, 10/01/2035 (A)	11,326	12,064
2.48%, 01/01/2028 (A)	34,992	37,090
3.00%, TBA(J) (K) (L)	38,000,000	37,924,643
3.50%, 02/01/2026	183,805	192,998
3.50%, TBA(J) (K) (L)	181,000,000	186,451,860
4.00%, 12/01/2040 - 03/01/2041	616,384	655,013
4.00%, TBA(J) (K) (L)	249,000,000	263,361,293
4.50%, 05/01/2019 - 07/01/2041	221,389	234,691
4.50%, TBA(J) (K) (L)	113,000,000	121,947,116
5.00%, 10/01/2020 - 07/01/2041	5,234,660	5,744,966
5.00%, TBA(J) (K) (L)	83,000,000	90,617,446
5.50%, 12/01/2017 - 09/01/2027	300,601	328,297
6.00%, 04/01/2041	486,960	550,229

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC
0.40%, 10/27/2037 (A)	$ 7,118,337	$ 7,080,454
6.50%, 06/17/2038	1,058,513	1,084,158
Government National Mortgage Association
0.77%, 06/20/2065 (A)	6,402,897	6,331,086
0.79%, 07/20/2065 - 08/20/2065 (A)	23,016,987	22,838,395
0.79%, 07/20/2065 (A)	6,405,438	6,353,770
0.79%, 08/20/2065 (A)	6,382,346	6,317,186
0.79%, 09/20/2065 (A)	6,381,345	6,315,333
0.81%, 09/20/2065 (A)	7,479,919	7,411,787
0.87%, 11/20/2065 (A)	6,134,793	6,129,482
0.89%, 10/20/2065 (A)	9,957,565	9,980,697
3.00%, TBA (J) (K) (L)	10,000,000	10,124,524
3.50%, TBA(J) (K) (L)	23,000,000	23,955,564
4.00%, TBA (J) (K) (L)	20,000,000	21,200,937
6.50%, 06/20/2032	2,906	3,342
Overseas Private Investment Corp. 2.07%, 05/15/2021	20,596,189	20,596,189

Total U.S. Government Agency Obligations (Cost $909,849,518)		910,281,527

U.S. GOVERNMENT OBLIGATIONS - 40.2%
U.S. Treasury Bond
2.75%, 08/15/2042	10,400,000	9,940,528
2.75%, 11/15/2042 (M)	26,400,000	25,171,793
2.88%, 05/15/2043	6,300,000	6,142,500
2.88%, 08/15/2045 (M)	43,800,000	42,539,042
3.00%, 05/15/2042	9,500,000	9,558,634
3.00%, 11/15/2044 - 11/15/2045 (M)	80,000,000	79,739,360
3.13%, 02/15/2042	6,900,000	7,124,519
3.13%, 02/15/2043 (J)	1,000,000	1,024,922
3.13%, 08/15/2044 (M)	74,600,000	76,240,603
3.38%, 05/15/2044 (N)	41,000,000	44,001,323
4.25%, 05/15/2039	22,000,000	27,176,006
4.38%, 11/15/2039 - 05/15/2040	19,900,000	25,023,269
4.50%, 08/15/2039	8,800,000	11,262,284
4.63%, 02/15/2040	2,200,000	2,865,586
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042 - 02/15/2045	12,108,614	10,574,194
1.38%, 02/15/2044 (M)	1,224,624	1,246,310
1.75%, 01/15/2028 (M)	56,992,060	62,272,716
2.00%, 01/15/2026 (M)	24,805,431	27,559,231
2.38%, 01/15/2025 (M)	29,904,186	33,996,544
2.38%, 01/15/2027	4,481,682	5,180,954
2.50%, 01/15/2029	44,090,042	52,231,753
3.88%, 04/15/2029	26,042,040	35,378,189
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2017 - 01/15/2023 (O) (P)	31,112,070	30,491,967
0.13%, 01/15/2022 (M)	34,152,300	33,095,252
0.13%, 07/15/2022 (M) (O)	10,756,304	10,429,409
0.25%, 01/15/2025 (F)	17,773,809	16,964,959
0.38%, 07/15/2023 (M)	25,550,500	24,960,309
0.38%, 07/15/2025 (F) (M)	17,049,980	16,507,398
0.63%, 07/15/2021	26,170,696	26,342,428
1.13%, 01/15/2021 (M) (O)	34,901,046	35,981,268
1.25%, 07/15/2020 (M) (P)	545,295	567,057

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Note
1.75%, 09/30/2022 (N)	$ 11,200,000	$ 10,977,747
2.25%, 11/15/2024 (M) (O)	92,600,000	92,552,959
2.38%, 08/15/2024 (N)	1,700,000	1,717,731
2.50%, 05/15/2024 (M)	49,100,000	50,172,148
2.75%, 02/15/2024 (N)	20,700,000	21,561,161

Total U.S. Government Obligations (Cost $991,635,414)		968,572,053

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%
Banks - 0.1%
Wells Fargo & Co. Series L, 7.50%	2,000	2,322,000

Total Convertible Preferred Stock (Cost $1,790,035)		2,322,000

	Principal	Value
COMMERCIAL PAPER - 0.7%
Diversified Financial Services - 0.7%
ENI Finance USA, Inc. 1.31%, 06/02/2016 - 06/03/2016 (Q)	$ 18,000,000	17,901,945

Total Commercial Paper (Cost $17,901,945)		17,901,945

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION - 0.2%
Mexico Cetes Series BI 3.62%, 05/26/2016 (Q)	MXN 83,000,000	4,748,258

Total Short-Term Foreign Government Obligation (Cost $5,119,402)		4,748,258

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
0.03%, 01/07/2016 (N) (Q) (R)	$ 613,000	612,998
0.05%, 01/07/2016 (N) (Q) (R)	131,000	130,999
0.12%, 01/28/2016 (Q) (R)	330,000	329,971
0.16%, 01/21/2016 (Q) (R)	351,000	350,983
0.23%, 01/07/2016 (N) (Q) (R)	2,076,000	2,075,992
0.24%, 01/07/2016 (N) (Q) (R)	325,000	324,999

Total Short-Term U.S. Government Obligations (Cost $3,825,843)		3,825,942

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (H)
Put - 5-Year U.S. Treasury Note Futures Exercise Price $109.00 Expiration Date 02/19/2016	2,200	17,188
Put - 5-Year U.S. Treasury Note Futures Exercise Price $110.25 Expiration Date 02/19/2016	600	4,688
Put - 5-Year U.S. Treasury Note Futures Exercise Price $110.50 Expiration Date 02/19/2016	1,021	7,977
Put - 5-Year U.S. Treasury Note Futures Exercise Price $110.75 Expiration Date 02/19/2016	306	2,391

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - 5-Year U.S. Treasury Note Futures Exercise Price $111.00 Expiration Date 02/19/2016	560	$ 4,375

Total Exchange-Traded Options Purchased (Cost $40,261)		36,619

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (S)
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 0.80% Expiration Date 01/19/2016, MSC	60,100,000	3,453
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 1.50% Expiration Date 01/29/2016, MSC	10,200,000	2,734
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 1.75% Expiration Date 01/29/2016, MSC	10,200,000	191
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.10% Expiration Date 01/30/2018, JPM	20,200,000	197,735
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.58% Expiration Date 05/12/2016, MSC	10,400,000	71,642
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.58% Expiration Date 05/23/2016, MSC	24,100,000	184,249
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.91% Expiration Date 08/20/2018, MSC	12,500,000	1,217,025
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.93% Expiration Date 08/20/2018, GSC	4,600,000	560,715
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E) Exercise Rate 2.94% Expiration Date 08/20/2018, GSC	4,000,000	379,294

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,763,369)		2,617,038

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (Q)	39,179,126	39,179,126

Total Securities Lending Collateral (Cost $39,179,126)		39,179,126

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
REPURCHASE AGREEMENTS - 1.9%
HSBC Bank PLC 0.43% (Q), dated 12/23/2015, to be repurchased at $11,801,973 on 01/06/2016. Collateralized by U.S. Government Obligation, 0.13%, due 04/15/2019, and with a value of $12,205,775.	$ 11,800,000	$ 11,800,000
RBC Capital Markets LLC 0.54% (Q), dated 12/31/2015, to be repurchased at $26,601,596 on 01/04/2016. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $27,164,575.	26,600,000	26,600,000
State Street Bank & Trust Co. 0.03% (Q), dated 12/31/2015, to be repurchased at $6,711,209 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.50%, due 12/31/2018, and with a value of $6,845,575.	6,711,186	6,711,186

Total Repurchase Agreements (Cost $45,111,186)		45,111,186

Total Investments (Cost $3,328,308,947) (T)		3,286,752,283
Net Other Assets (Liabilities) - (36.4)%		(876,881,773)

Net Assets - 100.0%		$ 2,409,870,510

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (2.3)%

Bank of Montreal 0.45% (Q) (U), dated 11/06/2015, to be repurchased at $(3,851,877) on 02/05/2016. Collateralized by a U.S. Government Obligation, 2.25%, due 11/15/2024, and with a value of $(3,809,702).

	$ (3,847,500)	$ (3,847,500)
JPMorgan Chase & Co. 0.45% (Q)(U), dated 11/24/2015, to be repurchased at $(3,893,265) on 01/25/2016. Collateralized by a U.S. Government Obligation, 3.00%, due 11/15/2045, and with a value of $(3,904,062).	(3,890,250)	(3,890,250)
JPMorgan Chase & Co. 0.47% (Q) (U), dated 12/03/2015, to be repurchased at $(7,248,973) on 01/14/2016. Collateralized by a U.S. Government Obligation, 3.00%, due 11/15/2045, and with a value of $(7,509,814).	(7,245,000)	(7,245,000)
JPMorgan Chase & Co. 0.58% (Q) (U), dated 11/27/2015, to be repurchased at $(29,147,618) on 01/27/2016. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $(29,076,210).	(29,119,000)	(29,119,000)
Standard Chartered PLC 0.44%(Q)(U), dated 11/06/2015, to be repurchased at $(2,838,873) on 03/04/2016. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $(2,848,683).	(2,834,750)	(2,834,750)
Standard Chartered PLC 0.55%(Q)(U), dated 11/16/2015, to be repurchased at $(8,101,246) on 02/16/2016. Collateralized by a U.S. Government Obligation, 2.25%, due 11/15/2024, and with a value of $(8,120,681).	(8,089,875)	(8,089,875)

Total Reverse Repurchase Agreements (Cost $55,026,375)		(55,026,375)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (S)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - USD vs. BRL (E)	JPM	USD	4.50	02/12/2016	USD	14,900,000	$(377,566)	$(82,680)
Call - USD vs. BRL (E)	DUB	USD	4.55	03/17/2016	USD	8,200,000	(206,968)	(106,174)
Call - USD vs. CNH (E)	SCB	USD	6.85	06/01/2016	USD	9,300,000	(85,393)	(104,439)
Call - USD vs. MXN (E)	HSBC	USD	18.10	03/11/2016	USD	21,100,000	(226,825)	(157,533)
Call - USD vs. RUB (E)	CITI	USD	71.50	03/09/2016	USD	3,900,000	(83,655)	(215,042)
Call - USD vs. RUB (E)	HSBC	USD	72.50	02/24/2016	USD	2,000,000	(39,700)	(86,802)
Call - USD vs. RUB (E)	HSBC	USD	87.00	12/08/2016	USD	5,400,000	(232,065)	(285,935)
Put - EUR vs. USD (E)	CITI	EUR	1.08	01/22/2016	EUR	8,000,000	(56,789)	(51,390)
Put - EUR vs. USD (E)	BOA	EUR	1.08	01/15/2016	EUR	19,600,000	(124,280)	(113,083)

Total							$(1,433,241)	$(1,203,078)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (S)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.50%	01/19/2016	USD	40,000,000	$(24,000)	$—
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.52	01/19/2016	USD	20,100,000	(12,060)	—
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.65	01/19/2016	USD	40,000,000	(44,000)	(6)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	0.66	01/19/2016	USD	20,100,000	(20,100)	(6)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.10	01/30/2018	USD	20,200,000	(105,040)	(25,479)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.60	01/30/2018	USD	20,200,000	(182,810)	(91,680)
Call - 5-Year	MSC	3-Month USD-LIBOR	Receive	1.10	01/29/2016	USD	10,200,000	(38,760)	—
Call - 5-Year	MSC	3-Month USD-LIBOR	Receive	1.30	01/29/2016	USD	10,200,000	(59,160)	(64)
Put - 2-Year	MSC	3-Month USD-LIBOR	Pay	2.50	05/12/2016	USD	98,700,000	(332,463)	(56,942)
Put - 2-Year	MSC	3-Month USD-LIBOR	Pay	2.50	05/23/2016	USD	229,700,000	(717,779)	(149,838)
Put - 5-Year	MSC	3-Month USD-LIBOR	Pay	1.90	02/16/2016	USD	124,600,000	(513,988)	(309,751)
Put - 5-Year	DUB	3-Month USD-LIBOR	Pay	1.90	02/16/2016	USD	33,300,000	(134,865)	(82,782)
Put - 5-Year	MSC	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	55,100,000	(1,229,497)	(1,091,874)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	37,600,000	(875,827)	(745,090)

Total								$(4,290,349)	$(2,553,512)

CENTRALLY CLEARED SWAP AGREEMENTS: (V)

Credit Default Swap Agreements on Credit Indices - Buy Protection (W)

Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (X)	Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 25	1.00%	12/20/2020	USD 35,700,000	$(205,937)	$(312,882)	$106,945

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (V)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	12/16/2019	USD	22,700,000	$(381,004)	$(92,429)	$(288,575)
3-Month USD-LIBOR	2.00	12/16/2019	USD	33,400,000	(578,001)	(716,366)	138,365
3-Month USD-LIBOR	2.25	12/16/2022	USD	130,500,000	(2,715,895)	(938,461)	(1,777,434)
3-Month USD-LIBOR	2.25	06/15/2026	USD	32,300,000	102,529	117,207	(14,678)
3-Month USD-LIBOR	2.35	08/05/2025	USD	30,400,000	(711,113)	—	(711,113)
3-Month USD-LIBOR	2.50	12/16/2025	USD	37,700,000	(1,151,869)	(142,460)	(1,009,409)
3-Month USD-LIBOR	2.50	06/15/2046	USD	4,000,000	138,874	117,144	21,730
3-Month USD-LIBOR	2.75	12/16/2045	USD	179,500,000	(3,593,137)	9,129,692	(12,722,829)
3-Month USD-LIBOR	2.75	12/16/2045	USD	40,600,000	(1,226,340)	(742,370)	(483,970)
6-Month GBP-LIBOR	1.00	06/15/2018	GBP	17,700,000	151,997	60,582	91,415
6-Month GBP-LIBOR	1.25	09/21/2018	GBP	12,800,000	61,101	40,957	20,144
6-Month GBP-LIBOR	1.50	12/16/2017	GBP	35,000,000	(435,592)	(54,990)	(380,602)
6-Month GBP-LIBOR	1.50	03/16/2018	GBP	80,200,000	(743,037)	(510,482)	(232,555)
6-Month GBP-LIBOR	1.50	09/21/2018	GBP	10,700,000	(26,517)	(16,543)	(9,974)
6-Month GBP-LIBOR	1.88	10/05/2017	GBP	14,700,000	(377,527)	(236,207)	(141,320)
1-Year OIS Federal Funds Rate	0.50	06/17/2016	USD	41,800,000	(93,319)	(17,637)	(75,682)
MXN TIIE Banxico	3.61	03/14/2016	MXN	4,915,000,000	(39,526)	—	(39,526)
MXN TIIE Banxico	5.91	09/22/2022	MXN	70,800,000	10,406	(19,077)	29,483
MXN TIIE Banxico	5.94	07/13/2022	MXN	11,000,000	(1,674)	(4,952)	3,278

Total					$(11,609,644)	$5,973,608	$(17,583,252)

Interest Rate Swap Agreements - Fixed Rate Receivable

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MXN TIIE Banxico	4.06%	08/24/2016	MXN	2,505,700,000	$314,496	$184,623	$129,873
MXN TIIE Banxico	4.39	07/28/2017	MXN	232,800,000	43,341	—	43,341
MXN TIIE Banxico	5.01	10/10/2019	MXN	15,800,000	(2,797)	9,017	(11,814)
MXN TIIE Banxico	5.27	02/05/2020	MXN	510,300,000	58,014	(48,149)	106,163
MXN TIIE Banxico	5.38	01/07/2022	MXN	28,100,000	(36,786)	20,079	(56,865)
MXN TIIE Banxico	5.43	11/17/2021	MXN	1,070,300,000	(1,103,418)	(463,309)	(640,109)
MXN TIIE Banxico	5.50	09/22/2020	MXN	166,400,000	23,603	—	23,603
MXN TIIE Banxico	5.50	09/02/2022	MXN	36,800,000	(53,032)	(65,845)	12,813
MXN TIIE Banxico	5.54	06/11/2020	MXN	113,500,000	47,595	76,061	(28,466)
MXN TIIE Banxico	5.61	07/07/2021	MXN	110,000,000	(22,288)	(58,478)	36,190
MXN TIIE Banxico	5.62	06/02/2020	MXN	222,100,000	146,577	111,157	35,420
MXN TIIE Banxico	5.78	10/06/2022	MXN	108,700,000	(61,619)	(51,164)	(10,455)
MXN TIIE Banxico	5.92	12/07/2021	MXN	52,000,000	24,000	—	24,000
MXN TIIE Banxico	5.98	09/16/2022	MXN	39,900,000	4,383	—	4,383
MXN TIIE Banxico	6.53	06/05/2025	MXN	96,200,000	85,296	69,669	15,627
MXN TIIE Banxico	6.96	07/27/2020	MXN	235,700,000	916,947	884,083	32,864

Total					$384,312	$667,744	$(283,432)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

OVER-THE-COUNTER SWAP AGREEMENTS: (S)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Z)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2015 (AA)	Notional Amount (X)		Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazilian Government International Bond, 12.25%, 03/06/2030	MSC	1.00%	09/20/2016	176.53	USD	9,500,000	$(82,693)	$(30,107)	$(52,586)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	BCLY	1.00	12/20/2018	54.54	USD	15,700,000	215,573	119,278	96,295
Japanese Government International Bond, 2.00%, 03/21/2022	DUB	1.00	09/20/2016	8.44	USD	5,200,000	35,693	24,333	11,360
MetLife, Inc., 4.75%, 02/08/2021 (E)	CITI	1.00	12/20/2020	87.43	USD	5,900,000	41,331	6,920	34,411
Mexico Government International Bond, 5.95%, 03/19/2019	HSBC	1.00	09/20/2019	139.69	USD	2,500,000	(33,920)	18,306	(52,226)
Mexico Government International Bond, 5.95%, 03/19/2019	GSC	1.00	12/20/2019	144.62	USD	2,600,000	(44,270)	16,833	(61,103)
Mexico Government International Bond, 5.95%, 03/19/2019	MSC	1.00	12/20/2019	144.62	USD	18,300,000	(311,591)	108,434	(420,025)
Mexico Government International Bond, 5.95%, 03/19/2019	JPM	1.00	09/20/2020	163.88	USD	8,700,000	(239,086)	(221,517)	(17,569)
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	09/20/2020	163.88	USD	2,500,000	(68,696)	(60,682)	(8,014)
Mexico Government International Bond, 5.95%, 03/19/2019	DUB	1.00	12/20/2020	168.92	USD	4,400,000	(136,114)	(152,348)	16,234
Mexico Government International Bond, 5.95%, 03/19/2019	BCLY	1.00	12/20/2020	168.92	USD	9,500,000	(293,883)	(320,380)	26,497
Mexico Government International Bond, 7.50%, 04/08/2033	DUB	1.00	09/20/2016	58.24	USD	6,900,000	17,512	6,394	11,118
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	03/20/2020	997.69	USD	200,000	(57,215)	(31,305)	(25,910)
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	03/20/2020	997.69	USD	100,000	(28,608)	(14,838)	(13,770)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	GSC	1.00	12/20/2019	995.56	USD	900,000	(246,353)	(76,382)	(169,971)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BCLY	1.00	12/20/2019	995.56	USD	1,400,000	(383,216)	(144,117)	(239,099)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	MSC	1.00	12/20/2019	995.56	USD	1,200,000	(328,471)	(87,222)	(241,249)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BNP	1.00	12/20/2019	995.56	USD	1,000,000	(273,726)	(73,288)	(200,438)
Tesco PLC, 6.00%, 12/14/2029	GSC	1.00	12/20/2020	288.55	EUR	4,000,000	(370,182)	(381,305)	11,123
Volkswagen International Finance NV, 5.38%, 05/22/2018	CITI	1.00	12/20/2016	116.95	EUR	5,300,000	(4,915)	(42,302)	37,387
Volkswagen International Finance NV, 5.38%, 05/22/2018	CITI	1.00	03/20/2017	122.57	EUR	4,500,000	(11,865)	37,015	(48,880)

Total							$(2,604,695)	$(1,298,280)	$(1,306,415)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (S)

Credit Default Swap Agreements on Credit Indices - Sell Protection (Z)

Reference Obligation	Counterparty	Fixed Deal Pay Rate	Expiration Date	Notional Amount (X)	Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCLY	0.11%	05/25/2046	USD 7,938,804	$(1,522,358)	$(1,615,075)	$92,717

Interest Rate Swap Agreements - Fixed Rate Payable

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI (E)	DUB	15.11%	01/04/2021	BRL 17,700,000	$135,861	$—	$135,861

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(222)	06/13/2016	$—	$(61,495)
90-Day Eurodollar	Short	(1,394)	09/19/2016	—	(814,071)
90-Day Eurodollar	Short	(2,360)	12/19/2016	—	(1,765,338)
90-Day Eurodollar	Short	(234)	03/13/2017	—	(124,265)
90-Day Eurodollar	Short	(297)	12/18/2017	—	(251,190)
90-Day Eurodollar	Short	(999)	03/19/2018	—	(904,664)
90-Day Sterling	Short	(615)	12/21/2016	95,677	—
90-Day Sterling	Short	(1,777)	03/15/2017	—	(429,130)
90-Day Sterling	Short	(413)	06/21/2017	—	(201,011)
90-Day Sterling	Short	(278)	09/20/2017	101,302	—
3-Month EURIBOR	Long	360	03/14/2016	4,609	—
5-Year U.S. Treasury Note	Long	5,829	03/31/2016	—	(2,061,710)
10-Year U.S. Treasury Note	Short	(3,102)	03/21/2016	1,081,140	—
German Euro BOBL	Long	238	03/08/2016	—	(52,675)
German Euro Bund	Long	16	03/08/2016	—	(19,663)
German Euro Schatz	Long	235	03/08/2016	5,668	—
OTC Put Options Exercise Price EUR 126.25 on German Euro BOBL Futures (Counterparty: NSCI)	Long	158	02/19/2016	—	(146)
U.K. Gilt	Short	(49)	03/29/2016	16,206	—
U.S. Treasury Bond	Short	(9)	03/21/2016	—	(8,868)

Total				$1,304,602	$(6,694,226)

FORWARD FOREIGN CURRENCY CONTRACTS: (S)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/05/2016	BRL	2,768,000	USD	692,000	$6,461	$—
BCLY	01/05/2016	USD	708,871	BRL	2,768,000	10,410	—
BCLY	01/15/2016	USD	3,458,000	THB	124,899,848	—	(11,429)
BCLY	01/20/2016	TRY	5,959,063	USD	2,036,000	—	(4,775)
BCLY	02/18/2016	ILS	17,920,315	USD	4,641,000	—	(31,273)
BCLY	02/26/2016	USD	3,689,000	MYR	15,825,810	18,013	—
BCLY	02/26/2016	USD	5,127,987	SGD	7,244,000	28,578	—
BCLY	02/26/2016	USD	1,880,000	THB	67,943,200	—	(5,304)
BCLY	02/26/2016	USD	3,015,000	TWD	98,997,525	—	(551)
BCLY	03/14/2016	MXN	233,925,000	USD	13,532,863	—	(32,862)
BCLY	06/27/2016	USD	10,605,761	EUR	7,713,000	2,179,555	—
BCLY	07/05/2016	USD	7,807,588	BRL	29,800,000	722,246	—
BNP	01/05/2016	BRL	30,796,204	USD	8,042,558	—	(271,626)
BNP	01/05/2016	USD	10,401,023	BRL	30,796,204	2,630,091	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (S)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/20/2016	USD	2,895,534	RUB	187,978,075	$335,022	$—
BNP	02/18/2016	ILS	22,559,805	USD	5,816,813	—	(13,648)
BNP	03/14/2016	USD	2,787,000	MXN	47,640,978	37,601	—
BNP	03/23/2016	RUB	162,017,600	USD	2,180,000	—	(9,697)
BNP	04/15/2016	USD	2,592,944	RUB	187,978,075	89,713	—
BNP	09/14/2016	USD	6,251,000	CNH	41,128,455	153,557	—
BNP	01/03/2018	USD	86,783	BRL	296,710	27,203	—
BOA	01/05/2016	BRL	11,665,416	USD	3,019,000	—	(75,418)
BOA	01/05/2016	USD	2,987,455	BRL	11,665,416	43,873	—
BOA	01/19/2016	USD	3,899,000	MYR	16,828,084	—	(14,771)
BOA	01/20/2016	TRY	9,731,827	USD	3,303,000	14,221	—
BOA	02/18/2016	ILS	10,300,434	USD	2,659,000	—	(9,371)
BOA	02/26/2016	USD	3,588,460	THB	128,825,700	13,774	—
BOA	06/13/2016	EUR	1,201,000	USD	1,622,011	—	(310,559)
BOA	06/13/2016	USD	41,475,604	EUR	30,325,000	8,361,737	—
BOA	06/27/2016	USD	9,596,463	EUR	6,970,000	1,981,961	—
BOA	12/05/2016	USD	6,267,000	CNH	41,694,351	116,797	—
CITI	01/05/2016	BRL	208,194,401	USD	52,478,723	131,747	(75,925)
CITI	01/05/2016	GBP	15,050,000	USD	22,334,895	—	(147,862)
CITI	01/05/2016	JPY	210,300,000	USD	1,705,500	44,391	—
CITI	01/05/2016	USD	53,290,911	BRL	208,194,401	760,540	(4,174)
CITI	01/05/2016	USD	124,817,506	EUR	115,201,000	48,771	(442,386)
CITI	01/05/2016	USD	1,927,613	JPY	234,000,000	—	(19,484)
CITI	01/15/2016	USD	2,288,000	MYR	9,776,624	13,533	—
CITI	01/20/2016	TRY	3,845,564	USD	1,312,000	—	(1,189)
CITI	01/21/2016	PHP	69,600,860	USD	1,487,516	—	(10,225)
CITI	01/21/2016	USD	4,180,815	INR	277,658,395	—	(1,448)
CITI	01/21/2016	USD	460,000	KRW	527,528,000	10,370	—
CITI	01/29/2016	USD	2,802,011	CNH	18,391,840	15,290	—
CITI	02/02/2016	BRL	5,975,363	USD	1,487,778	5,307	—
CITI	02/02/2016	USD	22,335,570	GBP	15,050,000	146,883	—
CITI	02/12/2016	JPY	1,549,200,000	USD	12,604,192	296,396	—
CITI	02/18/2016	ILS	40,689,125	USD	10,503,583	726	(37,653)
CITI	02/26/2016	USD	6,364	SGD	9,000	29	—
CITI	03/14/2016	MXN	63,629,000	USD	3,708,871	—	(36,790)
CITI	03/14/2016	USD	5,576,384	MXN	97,604,000	—	(56,422)
CITI	04/01/2016	USD	10,062,836	BRL	33,477,044	1,859,925	—
CITI	04/04/2016	USD	29,611,152	BRL	100,900,000	4,911,446	—
CITI	05/24/2016	MYR	14,581,035	USD	3,387,000	—	(23,145)
DUB	01/05/2016	BRL	183,052,234	USD	47,096,204	—	(905,888)
DUB	01/05/2016	USD	48,110,854	BRL	183,052,234	1,920,536	—
DUB	01/05/2016	USD	22,687,950	GBP	15,050,000	500,917	—
DUB	01/19/2016	KRW	3,690,782,400	USD	3,157,727	—	(11,767)
DUB	01/19/2016	USD	5,170,023	MYR	22,634,360	—	(94,136)
DUB	01/21/2016	KRW	3,810,149,000	USD	3,259,323	—	(11,803)
DUB	01/21/2016	USD	3,157,213	KRW	3,690,782,400	11,433	—
DUB	02/01/2016	USD	1,211,130	EUR	900,000	232,283	—
DUB	02/02/2016	BRL	37,642,209	USD	9,540,741	—	(134,946)
DUB	02/18/2016	USD	44,576,665	ILS	172,898,398	101,193	—
DUB	03/23/2016	RUB	1,307,379,590	USD	19,528,868	—	(2,015,899)
DUB	06/13/2016	EUR	3,871,000	USD	5,232,044	—	(1,005,043)
DUB	06/13/2016	USD	14,996,848	EUR	10,953,000	3,036,544	—
DUB	10/04/2016	USD	28,886,121	BRL	115,797,871	2,195,462	—
DUB	01/04/2017	USD	25,090,234	BRL	109,200,000	546,300	—
GSC	01/05/2016	BRL	34,971,790	USD	8,938,000	—	(113,425)
GSC	01/05/2016	EUR	60,108,000	USD	64,087,680	1,243,264	—
GSC	01/05/2016	JPY	7,891,900,000	USD	64,495,537	1,172,381	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (S)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	01/05/2016	USD	17,912,205	BRL	69,943,579	$263,056	$—
GSC	01/05/2016	USD	150,273,210	JPY	18,411,072,000	—	(2,923,963)
GSC	01/14/2016	USD	2,737,000	MYR	11,643,198	28,084	—
GSC	01/15/2016	USD	2,825,000	MYR	12,119,250	5,536	—
GSC	01/20/2016	TRY	24,917,836	USD	8,530,000	—	(36,428)
GSC	01/21/2016	KRW	5,539,835,000	USD	4,753,418	—	(31,627)
GSC	01/21/2016	USD	2,451,246	PHP	115,441,450	982	—
GSC	02/26/2016	USD	3,226,000	SGD	4,533,820	34,420	—
GSC	02/26/2016	USD	2,684,000	TWD	87,887,580	6,868	—
GSC	03/14/2016	MXN	17,845,780	USD	1,030,000	—	(106)
GSC	03/14/2016	USD	27,883,816	MXN	478,140,530	289,940	—
GSC	03/23/2016	RUB	78,699,780	USD	1,069,000	—	(14,779)
GSC	05/26/2016	USD	4,922,083	MXN	80,540,039	297,360	—
HSBC	01/05/2016	USD	65,363,176	EUR	61,335,000	—	(1,301,385)
HSBC	01/15/2016	USD	1,623,000	TWD	53,307,435	—	(3)
HSBC	01/20/2016	TRY	8,889,936	USD	3,044,000	—	(13,749)
HSBC	01/21/2016	KRW	1,634,895,000	USD	1,410,000	—	(16,523)
HSBC	01/21/2016	USD	2,421,000	KRW	2,755,582,200	72,323	—
HSBC	02/26/2016	USD	1,348,000	THB	48,803,070	—	(6,198)
HSBC	05/24/2016	MYR	2,248,785	USD	531,000	—	(12,204)
HSBC	10/11/2016	USD	7,579,000	CNH	49,740,977	217,091	—
HSBC	12/07/2016	USD	6,408,000	CNH	42,577,956	128,228	—
JPM	01/05/2016	BRL	161,800,000	USD	41,571,865	—	(744,209)
JPM	01/05/2016	EUR	50,405,000	USD	53,676,464	1,108,360	—
JPM	01/05/2016	JPY	11,531,972,000	USD	95,242,583	714,105	—
JPM	01/05/2016	USD	55,174,792	BRL	161,800,000	14,347,136	—
JPM	01/05/2016	USD	4,293,850	EUR	3,920,000	33,231	—
JPM	01/05/2016	USD	13,986,178	JPY	1,696,500,000	—	(130,274)
JPM	01/14/2016	USD	5,155,000	TWD	169,651,050	—	(10,181)
JPM	01/19/2016	USD	3,232,000	KRW	3,690,782,400	86,040	—
JPM	01/20/2016	RUB	187,978,075	USD	2,656,183	—	(95,671)
JPM	01/20/2016	TRY	4,648,565	USD	1,584,000	524	—
JPM	01/20/2016	USD	2,096,000	KRW	2,378,268,320	68,863	—
JPM	01/20/2016	USD	19,644,587	TRY	58,427,913	—	(271,335)
JPM	01/21/2016	KRW	15,893,141,200	USD	13,622,623	—	(76,356)
JPM	01/21/2016	USD	12,993,577	KRW	15,197,000,016	59,683	(19,030)
JPM	02/02/2016	GBP	735,000	USD	1,089,906	—	(6,272)
JPM	02/02/2016	USD	95,297,678	JPY	11,531,972,000	—	(712,106)
JPM	02/11/2016	CHF	7,183,000	USD	7,046,669	137,744	—
JPM	02/11/2016	EUR	7,154,000	USD	7,862,662	—	(79,914)
JPM	02/11/2016	GBP	690,000	USD	1,027,329	—	(10,036)
JPM	02/11/2016	USD	8,890,133	CHF	8,873,000	16,139	(751)
JPM	02/11/2016	USD	4,913,641	EUR	4,492,000	26,849	—
JPM	02/12/2016	USD	10,732,736	JPY	1,321,500,000	—	(271,736)
JPM	02/17/2016	USD	2,882,000	BRL	11,715,330	—	(33,205)
JPM	02/18/2016	ILS	76,283,475	USD	19,643,124	5,573	(25,939)
JPM	02/26/2016	USD	3,290,323	SGD	4,692,000	—	(12,608)
JPM	02/26/2016	USD	4,029,000	THB	145,728,930	—	(14,720)
JPM	02/26/2016	USD	1,501,242	TWD	48,947,980	10,243	—
JPM	03/14/2016	MXN	72,747,000	USD	4,225,301	—	(27,012)
JPM	03/23/2016	RUB	64,400,861	USD	873,000	—	(10,320)
JPM	07/05/2016	USD	38,680,466	BRL	149,500,000	3,134,878	—
JPM	10/04/2016	USD	15,578,465	BRL	61,200,000	1,472,261	—
JPM	01/03/2018	BRL	296,710	USD	86,190	—	(26,610)
NGFP	01/14/2016	USD	2,906,000	THB	104,877,540	—	(7,333)
NGFP	01/21/2016	KRW	1,251,474,000	USD	1,077,000	—	(10,326)
RBS	01/05/2016	BRL	3,207,363	USD	794,000	15,327	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (S)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
RBS	01/05/2016	USD	821,390	BRL	3,207,363	$12,063	$—
RBS	01/21/2016	USD	3,017,000	KRW	3,459,292,200	68,527	—
RBS	02/18/2016	ILS	4,468,058	USD	1,147,000	2,340	—
SCB	01/15/2016	USD	1,850,000	TWD	60,855,750	—	(2,820)
SCB	01/19/2016	MYR	26,737,691	USD	6,340,600	—	(122,113)
SCB	01/19/2016	USD	12,486,928	MYR	53,538,402	80,785	(45,485)
SCB	01/29/2016	CNH	19,449,496	USD	2,962,740	—	(15,763)
SCB	05/24/2016	MYR	9,673,815	USD	2,265,000	—	(33,244)
SCB	09/14/2016	USD	2,936,000	CNH	19,305,668	73,865	—
SCB	09/26/2016	USD	18,391,000	CNH	121,454,164	400,462	—
SCB	10/11/2016	USD	3,654,000	CNH	23,891,679	117,914	—
UBS	01/05/2016	BRL	21,000,000	USD	5,377,996	—	(78,980)
UBS	01/05/2016	EUR	72,728,000	USD	79,440,794	—	(393,266)
UBS	01/05/2016	JPY	1,670,200,000	USD	13,675,117	222,494	—
UBS	01/05/2016	USD	8,106,543	BRL	21,000,000	2,807,527	—
UBS	01/05/2016	USD	3,056,716	EUR	2,785,000	29,720	—
UBS	01/05/2016	USD	7,844,153	JPY	962,800,000	—	(167,234)
UBS	01/19/2016	MYR	6,778,162	USD	1,603,919	—	(27,496)
UBS	01/19/2016	USD	5,056,738	MYR	21,803,641	40,050	(54,266)
UBS	01/21/2016	INR	338,589,400	USD	5,095,171	4,873	—
UBS	01/21/2016	PHP	42,218,900	USD	895,037	1,066	—
UBS	02/02/2016	USD	79,496,795	EUR	72,728,000	395,221	—
UBS	02/11/2016	CHF	1,703,000	USD	1,670,930	32,405	—
UBS	02/12/2016	JPY	3,442,600,000	USD	28,145,754	521,665	—
UBS	02/26/2016	THB	63,580,160	USD	1,769,310	—	(5,073)
UBS	03/14/2016	MXN	65,097,299	USD	3,765,000	—	(8,182)
UBS	03/14/2016	USD	1,568,000	MXN	26,753,216	24,050	—

Total						$63,392,351	$(13,847,725)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (AB)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$210,284,147	$—	$210,284,147
Corporate Debt Securities	—	638,730,741	—	638,730,741
Foreign Government Obligations	—	142,715,339	—	142,715,339
Loan Assignments	—	9,364,334	—	9,364,334
Mortgage-Backed Securities	—	197,645,170	—	197,645,170
Municipal Government Obligations	—	93,416,858	—	93,416,858
U.S. Government Agency Obligations	—	910,281,527	—	910,281,527
U.S. Government Obligations	—	968,572,053	—	968,572,053
Convertible Preferred Stock	2,322,000	—	—	2,322,000
Commercial Paper	—	17,901,945	—	17,901,945
Short-Term Foreign Government Obligation	—	4,748,258	—	4,748,258
Short-Term U.S. Government Obligations	—	3,825,942	—	3,825,942
Exchange-Traded Options Purchased	36,619	—	—	36,619
Over-the-Counter Interest Rate Swaptions Purchased	—	2,617,038	—	2,617,038
Securities Lending Collateral	39,179,126	—	—	39,179,126
Repurchase Agreements	—	45,111,186	—	45,111,186

Total Investments	$41,537,745	$3,245,214,538	$—	$3,286,752,283

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$2,129,159	$—	$2,129,159
Over-the-Counter Credit Default Swap Agreements	—	310,109	—	310,109
Over-the-Counter Interest Rate Swap Agreements	—	135,861	—	135,861
Futures Contracts (AC)	1,304,602	—	—	1,304,602
Forward Foreign Currency Contracts (AC)	—	63,392,351	—	63,392,351

Total Other Financial Instruments	$1,304,602	$65,967,480	$—	$67,272,082

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(55,026,375)	$—	$(55,026,375)
Over-the-Counter Foreign Exchange Options Written	—	(1,203,078)	—	(1,203,078)
Over-the-Counter Interest Rate Swaptions Written	—	(2,553,512)	—	(2,553,512)
Centrally Cleared Credit Default Swap Agreements	—	(205,937)	—	(205,937)
Centrally Cleared Interest Rate Swap Agreements	—	(13,354,491)	—	(13,354,491)
Over-the-Counter Credit Default Swap Agreements	—	(4,437,162)	—	(4,437,162)
Futures Contracts (AC)	(6,694,226)	—	—	(6,694,226)
Forward Foreign Currency Contracts (AC)	—	(13,847,725)	—	(13,847,725)

Total Other Financial Instruments	$(6,694,226)	$(90,628,280)	$—	$(97,322,506)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $289,361,413, representing 12.0% of the Portfolio’s net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $100,672,325, representing 4.2% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(E)	Illiquid security and/or derivative. Total aggregate value of illiquid securities is $12,021,255, representing 0.5% of the Portfolio’s net assets, and total aggregate value of illiquid derivatives is $1,591,152, representing 0.1% of the Portfolio’s net assets.
(F)	All or a portion of the security is on loan. The total value of all securities on loan is $38,354,726. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,097,197, representing less than 0.1% of the Portfolio’s net assets.
(J)	Securities with an aggregate market value of $1,038,357 have been segregated by the broker as collateral for open TBA commitment transactions.
(K)	Cash in the amount of $179,000 has been segregated by the broker as collateral for open TBA commitment transactions.
(L)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(M)	Security is subject to sale-buyback transactions.
(N)	All or a portion of the security has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open options, swap, swaptions and/or forward foreign currency contracts is $1,461,746.
(O)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $32,643,627.
(P)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $5,584,489.
(Q)	Rate disclosed reflects the yield at December 31, 2015.
(R)	All or a portion of the security has been segregated by the custodian as collateral for open TBA commitment transactions. The total value of all securities segregated as collateral to for open TBA commitment transactions is $2,163,949.
(S)	Cash in the amount of $47,846,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(T)	Aggregate cost for federal income tax purposes is $3,340,260,100. Aggregate gross unrealized appreciation and depreciation for all securities is $35,520,906 and $89,028,723, respectively. Net unrealized depreciation for tax purposes is $53,507,817.
(U)	Open maturity repurchase agreement. Both the Portfolio and counterparty have the right to terminate the repurchase agreement at any time.
(V)	Cash in the amount of $459,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(W)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(X)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Y)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Z)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(AA)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(AB)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AC)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MSC	Morgan Stanley
NSCI	Nikko Securities Co. International
NGFP	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BOBL	Bundesobligationen (German Federal Government Securities)
BRL-CDI	Brazil Interbank Deposit Rate
Banxico	Banco de México
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OIS	Overnight Indexed Swap
OTC	Over-the-Counter
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $3,283,197,761) (including securities loaned of $38,354,726)	$3,241,641,097
Repurchase agreement, at value (cost $45,111,186)	45,111,186
Cash on deposit with broker	459,000
Foreign currency, at value (cost $5,960,165)	5,956,908
OTC swap agreements, at value	445,970
Unrealized appreciation on forward foreign currency contracts	63,392,351
Receivables:
Shares sold	707,494
When-issued, delayed-delivery, and forward commitment securities sold	608,879,494
Interest	14,341,875
Tax reclaims	15,826
Net income from securities lending	12,835
Variation margin receivable	129,291

Total assets	3,981,093,327

Liabilities:
Due to custodian	546,007
Cash deposit due to broker	48,025,000
Payables and other liabilities:
Shares redeemed	14,744
When-issued, delayed-delivery, and forward commitment securities purchased	1,404,423,391
Investment advisory fees	1,225,338
Distribution and service fees	198,225
Administration fees	61,809
Transfer agent fees	6,313
Trustees, CCO and deferred compensation fees	4,586
Audit and tax fees	26,211
Custody fees	187,520
Legal fees	27,509
Printing and shareholder reports fees	190,111
Interest payable	31,330
Other	7,745
Collateral for securities on loan	39,179,126
Reverse repurchase agreements, at value (cost $55,026,375)	55,026,375
Written options and swaptions, at value (premium received $5,723,590)	3,756,590
OTC swap agreements, at value	4,437,162
Unrealized depreciation on forward foreign currency contracts	13,847,725

Total liabilities	1,571,222,817

Net assets	$2,409,870,510

Net assets consist of:
Capital stock ($0.01 par value)	$2,174,255
Additional paid-in capital	2,415,924,673
Undistributed (distributions in excess of) net investment income (loss)	9,326,178
Accumulated net realized gain (loss)	(3,171,934)
Net unrealized appreciation (depreciation) on:
Investments	(41,556,664)
Written options and swaptions	1,967,000
Swap agreements	(18,837,576)
Futures contracts	(5,389,624)
Translation of assets and liabilities denominated in foreign currencies	49,434,202

Net assets	$2,409,870,510

Net assets by class:
Initial Class	$1,478,876,835
Service Class	930,993,675

Shares outstanding:
Initial Class	133,096,364
Service Class	84,329,143

Net asset value and offering price per share:
Initial Class	$11.11
Service Class	11.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$155,625
Interest income	66,321,635
Net income from securities lending	90,567

Total investment income	66,567,827

Expenses:
Investment advisory fees	14,124,610
Distribution and service fees:
Service Class	2,385,034
Administration fees	635,544
Transfer agent fees	31,464
Trustees, CCO and deferred compensation fees	63,112
Audit and tax fees	43,124
Custody fees	1,039,995
Legal fees	144,575
Printing and shareholder reports fees	212,891
Other	70,654

Total expenses	18,751,003

Net investment income (loss)	47,816,824

Net realized gain (loss) on:
Investments	(51,319,307)
Written options and swaptions	10,630,760
Swap agreements	(16,981,912)
Futures contracts	17,936,837
Foreign currency transactions	41,851,946

Net realized gain (loss)	2,118,324

Net change in unrealized appreciation (depreciation) on:
Investments	(58,157,069)
Written options and swaptions	930,594
Swap agreements	10,626,348
Futures contracts	(13,183,987)
Translation of assets and liabilities denominated in foreign currencies	20,736,765

Net change in unrealized appreciation (depreciation)	(39,047,349)

Net realized and change in unrealized gain (loss)	(36,929,025)

Net increase (decrease) in net assets resulting from operations	$10,887,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$47,816,824	$29,933,211
Net realized gain (loss)	2,118,324	75,941,759
Net change in unrealized appreciation (depreciation)	(39,047,349)	(6,766,102)

Net increase (decrease) in net assets resulting from operations	10,887,799	99,108,868

Distributions to shareholders:
Net investment income:
Initial Class	(45,038,224)	(19,444,277)
Service Class	(24,257,026)	(15,845,755)

Total distributions from net investment income	(69,295,250)	(35,290,032)

Net realized gains:
Initial Class	(42,702,301)	—
Service Class	(25,309,567)	—

Total distributions from net realized gains	(68,011,868)	—

Total distributions to shareholders	(137,307,118)	(35,290,032)

Capital share transactions:
Proceeds from shares sold:
Initial Class	816,935,101	268,351,782
Service Class	49,027,556	43,759,956

	865,962,657	312,111,738

Dividends and distributions reinvested:
Initial Class	87,740,525	19,444,277
Service Class	49,566,593	15,845,755

	137,307,118	35,290,032

Cost of shares redeemed:
Initial Class	(304,041,255)	(731,362,360)
Service Class	(83,234,706)	(94,362,183)

	(387,275,961)	(825,724,543)

Net increase (decrease) in net assets resulting from capital share transactions	615,993,814	(478,322,773)

Net increase (decrease) in net assets	489,574,495	(414,503,937)

Net assets:
Beginning of year	1,920,296,015	2,334,799,952

End of year	$2,409,870,510	$1,920,296,015

Undistributed (distributions in excess of) net investment income (loss)	$9,326,178	$41,816,536

Capital share transactions - shares:
Shares issued:
Initial Class	69,602,725	23,136,260
Service Class	4,300,212	3,788,317

	73,902,937	26,924,577

Shares reinvested:
Initial Class	7,876,169	1,679,126
Service Class	4,473,519	1,375,499

	12,349,688	3,054,625

Shares redeemed:
Initial Class	(26,644,118)	(62,635,246)
Service Class	(7,289,850)	(8,185,500)

	(33,933,968)	(70,820,746)

Net increase (decrease) in shares outstanding:
Initial Class	50,834,776	(37,819,860)
Service Class	1,483,881	(3,021,684)

	52,318,657	(40,841,544)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.67		$11.37		$12.08		$11.71		$11.58

Investment operations:
Net investment income (loss) (A)	0.25		0.17		0.22		0.27		0.30
Net realized and unrealized gain (loss)	(0.17)		0.35		(0.52)		0.60		0.42

Total investment operations	0.08		0.52		(0.30)		0.87		0.72

Distributions:
Net investment income	(0.33)		(0.22)		(0.26)		(0.50)		(0.29)
Net realized gains	(0.31)		—		(0.15)		–		(0.30)

Total distributions	(0.64)		(0.22)		(0.41)		(0.50)		(0.59)

Net asset value, end of year	$11.11		$11.67		$11.37		$12.08		$11.71

Total return (B)	0.69%		4.58%		(2.46)%		7.55%		6.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,478,877		$959,735		$1,364,881		$1,742,129		$2,483,136
Expenses to average net assets	0.70%		0.71%		0.70%		0.69%		0.68%
Net investment income (loss) to average net assets	2.19%		1.49	%(C)	1.83%		2.26	%(C)	2.57%
Portfolio turnover rate	61	%(D)	139	%(D)	162	%(D)	104	%(D)	139%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of year	$11.59		$11.30		$12.01		$11.65		$11.54

Investment operations:
Net investment income (loss) (A)	0.21		0.14		0.19		0.24		0.27
Net realized and unrealized gain (loss)	(0.15)		0.34		(0.52)		0.60		0.41

Total investment operations	0.06		0.48		(0.33)		0.84		0.68

Distributions:
Net investment income	(0.30)		(0.19)		(0.23)		(0.48)		(0.27)
Net realized gains	(0.31)		—		(0.15)		—		(0.30)

Total distributions	(0.61)		(0.19)		(0.38)		(0.48)		(0.57)

Net asset value, end of year	$11.04		$11.59		$11.30		$12.01		$11.65

Total return (B)	0.52%		4.25%		(2.68)%		7.32%		5.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$930,994		$960,561		$969,919		$999,134		$696,656
Expenses to average net assets	0.95%		0.97%		0.95%		0.94%		0.93%
Net investment income (loss) to average net assets	1.85%		1.23	%(C)	1.58%		2.01	%(C)	2.33%
Portfolio turnover rate	61	%(D)	139	%(D)	162	%(D)	104	%(D)	139%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2015. Open secured loan participations and assignments at December 31, 2015, if any, are included within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2015, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 45,592,318	278	0.25%

Open reverse repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and in the Statement of Assets and Liabilities.

Sale-buyback: The Portfolio enters into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “pricedrop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates.

The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2015, the Portfolio earned price drop fee income of $272,106. The price drop fee income is included in Interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in Payable for sale-buyback financing transactions in the Statement of Assets and Liabilities. The interest expense is included in Interest on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 9,531,605	181	(0.20)%

Open sale-buyback financing transactions at December 31, 2015, if any, are identified in the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$37,260,877	$—	$—	$—	$37,260,877
U.S. Government Obligations	1,918,249	—	—	—	1,918,249
Total Securities Lending Transactions	$39,179,126	$—	$—	$—	$39,179,126
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$40,490,086	$14,779,066	$—	$55,269,152
Total Borrowings	$39,179,126	$40,490,086	$14,779,066	$—	$94,448,278
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$94,448,278

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

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Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$—	—	$—	—
Options written	2,533,480	7,674	1,751,242	5,210
Options closed	(386,710)	(1,054)	(316,171)	(982)
Options expired	(1,433,311)	(4,432)	(933,994)	(2,621)
Options exercised	(713,459)	(2,188)	(501,077)	(1,607)
Balance at December 31, 2015	$—	—	$—	—

As of December 31, 2015, transactions in written options on foreign currency, inflation-capped options and swaptions are as follows:

	Call Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2014	$941,285	AUD	4,500,000	EUR	73,900,000	USD	62,900,000
Options written	4,574,224		30,900,000		143,800,000		562,000,000
Options closed	(637,104)		(4,400,000)		(31,500,000)		(82,600,000)
Options expired	(2,382,882)		(31,000,000)		(134,600,000)		(208,200,000)
Options exercised	(757,421)		—		(51,600,000)		(88,300,000)
Balance at December 31, 2015	$1,738,102	AUD	—	EUR	—	USD	245,800,000

	Put Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2014	$3,471,785	AUD	5,500,000	EUR	48,500,000	USD	270,700,000
Options written	7,128,931		32,500,000		193,300,000		920,100,000
Options closed	(1,134,648)		—		(69,600,000)		(77,500,000)
Options expired	(4,937,303)		(9,900,000)		(119,901,000)		(523,700,000)
Options exercised	(543,277)		(28,100,000)		(24,699,000)		(10,600,000)
Balance at December 31, 2015	$3,985,488	AUD	—	EUR	27,600,000	USD	579,000,000

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$2,653,657	$—	$—	$—	$—	$2,653,657
Centrally cleared swap agreements, at value (B) (C)	2,129,159	—	—	—	—	2,129,159
OTC swap agreements, at value	135,861	—	—	310,109	—	445,970
Net unrealized appreciation on futures contracts (B) (D)	1,304,602	—	—	—	—	1,304,602
Unrealized appreciation on forward foreign currency contracts	—	63,392,351	—	—	—	63,392,351
Total (E)	$6,223,279	$63,392,351	$—	$310,109	$—	$69,925,739

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value	$(2,553,512)	$(1,203,078)	$—	$—	$—	$(3,756,590)
Centrally cleared swap agreements, at value (B) (C)	(13,354,491)	—	—	(205,937)	—	(13,560,428)
OTC swap agreements, at value	—	—	—	(4,437,162)	—	(4,437,162)
Net unrealized depreciation on futures contracts (B) (D)	(6,694,226)	—	—	—	—	(6,694,226)
Unrealized depreciation on forward foreign currency contracts	—	(13,847,725)	—	—	—	(13,847,725)
Total (E)	$(22,602,229)	$(15,050,803)	$—	$(4,643,099)	$—	$(42,296,131)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(250,219)	$10,662	$—	$—	$—	$(239,557)
Written options and swaptions	6,398,253	4,232,507	—	—	—	10,630,760
Swap agreements	(15,660,745)	—	—	(1,321,167)	—	(16,981,912)
Futures contracts	17,936,837	—	—	—	—	17,936,837
Forward foreign currency contracts (B)	—	37,942,761	—	—	—	37,942,761
Total	$8,424,126	$42,185,930	$—	$(1,321,167)	$—	$49,288,889

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(1,134,062)	$—	$—	$—	$—	$(1,134,062)
Written options and swaptions	986,722	(6,051)	—	(50,077)	—	930,594
Swap agreements	8,938,922	—	—	1,687,426	—	10,626,348
Futures contracts	(13,183,987)	—	—	—	—	(13,183,987)
Forward foreign currency contracts (D)	—	20,697,326	—	—	—	20,697,326
Total	$(4,392,405)	$20,691,275	$—	$1,637,349	$—	$17,936,219

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 473,618	$ 1,301,178	$ (1,009,305)	$ (1,663,170)	$ 1,464,274,565	348,130,769	(1,599,284,615)	$ 584,226,008	$ 1,141,193,293	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$3,183,474	$(625,912)	$(2,418,000)	$139,562	$625,912	$(625,912)	$—	$—
Bank of America, N.A.	10,415,566	(523,202)	(9,490,000)	402,364	523,202	(523,202)	—	—
Barclays Bank PLC	3,180,836	(2,285,651)	(740,000)	155,185	2,285,651	(2,285,651)	—	—
Citibank N.A.	8,286,685	(1,208,611)	(6,330,000)	748,074	1,208,611	(1,208,611)	—	—
Deutsche Bank AG	8,733,734	(4,504,552)	(4,229,182)	—	4,504,552	(4,504,552)	—	—
Goldman Sachs Bank USA	4,281,900	(4,235,600)	(46,300)	—	4,235,600	(4,235,600)	—	—
Goldman Sachs International	—	—	—	—	290,623	—	(290,623)	—
HSBC Bank USA	417,642	(417,642)	—	—	1,942,860	(417,642)	(752,138)	773,080
JPMorgan Chase Bank, N.A.	20,705,259	(2,079,159)	(17,778,000)	848,100	2,079,159	(2,079,159)	—	—
Morgan Stanley & Co., Inc.	920,615	(920,615)	—	—	938,051	(920,615)	—	17,436
Morgan Stanley Capital Services, Inc.	1,479,294	(1,479,294)	—	—	2,331,236	(1,479,294)	—	851,942
Nikko Securities Co. International	—	—	—	—	146	—	—	146
Nomura Global Financial Products, Inc.	—	—	—	—	17,659	—	—	17,659
Royal Bank of Scotland PLC	98,257	—	(60,000)	38,257	—	—	—	—
Standard Chartered Bank	673,026	(323,864)	(300,000)	49,162	323,864	(323,864)	—	—
UBS AG	4,079,071	(734,497)	(3,344,574)	—	734,497	(734,497)	—	—
Other Derivatives (C)	3,470,380	—	—	3,470,380	20,254,508	—	—	20,254,508
Total	$69,925,739	$(19,338,599)	$(44,736,056)	$5,851,084	$42,296,131	$(19,338,599)	$(1,042,761)	$21,914,771

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$139,969,716	5.81%
Transamerica Asset Allocation – Moderate Growth VP	172,133,266	7.14
Transamerica Asset Allocation – Moderate VP	470,019,775	19.50
Transamerica BlackRock Tactical Allocation VP	358,931,848	14.90
Transamerica International Moderate Growth VP	13,838,261	0.58
Transamerica Madison Balanced Allocation VP	4,889,904	0.20
Transamerica Madison Conservative Allocation VP	6,119,646	0.25
Total	$1,165,902,416	48.38%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $250 million	0.650%
Over $250 million up to $500 million	0.640%
Over $500 million up to $750 million	0.630%
Over $750 million up to $1 billion	0.600%
Over $1 billion up to $3 billion	0.570%
Over $3 billion	0.540%
Prior to July 1, 2015
First $250 million	0.675%
Over $250 million up to $750 million	0.650%
Over $750 million	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.80%	May 1, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,074,094,050	$974,761,054	$840,169,982	$456,201,356

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options contracts, defaulted bond interest, TIPS adjustments, swaps, and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gains and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (11,011,932)	$ 11,011,932

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 99,023,339	$ 38,283,779	$ —	$ 35,290,032	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 61,892,172	$ —	$ —	$ —	$ (29,300)	$ (70,091,290)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $38,283,779 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

Inflation securities faced a challenging market environment in 2015, as falling commodities continued to negatively impact both actual inflation and inflation expectations. The CRB Commodities Index dropped 15% in 2015 to its lowest level since September 2009. The commodity sell-off accelerated during the summer months after a surprise devaluation of the yuan by China raised concerns that the world’s second biggest economy and largest consumer of commodities was in worse shape than expected. Falling inflation expectations as a result of this commodity downdraft negated any attempts by global central banks to boost inflation via additional monetary easing. Nevertheless, strength in services did manage to push U.S. consumer price index (“CPI”) inflation higher. U.S. headline CPI rose from (0.1)% in December 2014 to 0.7% in December 2015, while core CPI rose from 1.6% to 2.1% buoyed by strength in the housing sector.

U.S. Treasury Inflation-Protected Securities (“TIPS”) break-even rates experienced a two standard deviation move during the summer months before rebounding in the fourth quarter. For the year, the 10-year TIPS break-even rate fell 10 basis points to end at 1.58%. U.S. TIPS printed a (1.44)% total return in 2015 as a result of lower break-even rates and also modestly higher Treasury yields. Treasury bond yields adjusted higher due to the U.S. Federal Reserve raising the federal funds rate for the first time in nine years. The 10-year Treasury yield rose 10 basis points to close the year at 2.27%. Non-domestic TIPS fared much worse than U.S. TIPS printing an unprecedented (7.43)% total return in 2015 with all liquid markets printing negative returns. Currency losses were the biggest reason for non-domestic TIPS underperformance, as the U.S. dollar appreciated meaningfully versus all G-7 countries. In 2016, we expect there will be winners and losers and exposure to non-domestic linkers may prove more rewarding. Within credit, metals/mining and energy sectors also recorded out-sized negative returns, while financial sector bonds performed very well.

PERFORMANCE

For the year ended December 31, 2015, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned (2.68)%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Treasury Inflation Protected Securities Index and the Barclays Global Inflation Linked Bond Index, returned (1.44)% and (4.97)%, respectively.

STRATEGY REVIEW

The Portfolio underperformed its primary benchmark. Foreign exchange exposure from non-domestic linkers hurt relative performance, while short duration positioning, superior asset allocation and security selection helped. The Portfolio’s overall underperformance was largely due to a 10% unhedged exposure to non-U.S. dollar currencies, such as the Canadian dollar, pound sterling, Mexican peso and the Australian dollar, all of which fell versus the U.S. dollar. The Portfolio’s allocation to the euro was fully hedged, helping performance.

Our opportunistic allocation to floating rate bonds in the financial sector contributed to excess returns, offsetting the performance drag from allocation to commodity bonds. Exposure to commodity bonds was reduced to 3% from 4% during the year. The Portfolio’s 4% allocation to securitized assets also helped performance. Security selection of non-domestic TIPS made a positive impact on relative performance. The European Central Bank’s quantitative easing program contributed to a rally for European linkers early in the period, which benefited the Portfolio.

We continue to believe diversifying a portion of the Portfolio into foreign currency linkers and credit opportunities improves portfolios’ risk/reward profile and hence boosts performance over an 18-month to 3-year period. Foreign currency exposure has been limited to a maximum 15% of the Portfolio to mitigate the current rather unusual period of currency volatility. Similarly, commodity bond exposure has been limited to 5%.

The Portfolio used derivatives for hedging purposes. Treasury futures were utilized to manage duration, while currency forwards were used to hedge currency risk. These positions in aggregate positively contributed to performance.

Amit Agrawal

Robert A. Vandenassem

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.68)%	0.71%	05/01/2011
Barclays U.S. Treasury Inflation Protected Securities Index (A)	(1.44)%	1.74%
Barclays Global Inflation Linked Bond Index (B)	(4.97)%	1.09%
Service Class	(2.87)%	0.84%	05/01/2011

(A) The Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$975.10	$2.89	$1,022.30	$2.96	0.58%
Service Class	1,000.00	974.20	4.13	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	57.0%
AAA	10.8
AA	4.9
A	9.0
BBB	14.3
BB	3.6
NR (Not Rated)	5.2
Net Other Assets (Liabilities) ^	(4.8)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 0.7%
American Express Credit Account Master Trust Series 2013-1, Class A 0.75%, 02/16/2021 (A)	$ 1,050,000	$ 1,049,781
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 09/15/2021	220,000	218,251

Total Asset-Backed Securities (Cost $1,273,457)		1,268,032

CORPORATE DEBT SECURITIES - 18.7%
Automobiles - 0.1%
American Honda Finance Corp. 1.02%, 09/20/2017, MTN (A)	150,000	149,833

Banks - 7.4%
Bank of America Corp. 1.06%, 11/19/2024, MTN (A)	5,000,000	4,725,000
Citigroup, Inc.
Zero Coupon, 03/27/2025, MTN (A)	1,000,000	931,410
1.31%, 12/07/2018 (A)	650,000	647,954
2.67%, 03/30/2020, MTN (A)	2,000,000	2,059,060
Corestates Capital II 0.97%, 01/15/2027 (A) (B)	219,000	189,468
Eksportfinans ASA 5.50%, 06/26/2017, MTN	700,000	727,958
HSBC Holdings PLC 5.63%, 01/17/2020 (A) (C) (D)	420,000	420,525
Intesa Sanpaolo SpA 3.13%, 01/15/2016, MTN	100,000	100,050
JPMorgan Chase Bank NA 0.83%, 06/13/2016 (A)	250,000	249,629
JPMorgan Chase Capital XIII 1.55%, 09/30/2034 (A)	430,000	361,157
MUFG Capital Finance 1, Ltd. 6.35%, 07/25/2016 (A) (D)	110,000	112,145
Santander Issuances SAU 5.18%, 11/19/2025	200,000	196,970
Standard Chartered PLC 6.41%, 01/30/2017 (A) (B) (D)	500,000	500,500
SunTrust Capital III 1.16%, 03/15/2028 (A)	215,000	173,247
Wells Fargo & Co. 0.72%, 06/02/2017, MTN (A)	2,270,000	2,260,729
Zions Bancorporation 5.65%, 11/15/2023 (A)	600,000	607,620

		14,263,422

Capital Markets - 1.7%
Goldman Sachs Capital II 4.00%, 02/01/2016 (A) (D)	1,000,000	705,000
Goldman Sachs Capital III 4.00%, 02/01/2016 (A) (D)	500,000	352,500
Goldman Sachs Group, Inc. 1.48%, 04/23/2020 (A)	425,000	425,629
Morgan Stanley 0.77%, 10/18/2016, MTN (A)	250,000	249,486
UBS Preferred Funding Trust V 6.24%, 05/15/2016 (A) (C) (D)	1,610,000	1,614,025

		3,346,640

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.1%
RPM International, Inc. 5.25%, 06/01/2045	$ 214,000	$ 200,929

Diversified Financial Services - 1.0%
Hartford Life Institutional Funding 2.47%, 05/08/2018, MTN (A) (B) (E)	2,000,000	2,014,020

Diversified Telecommunication Services - 0.1%
AT&T, Inc. 4.75%, 05/15/2046	172,000	157,482

Electric Utilities - 0.2%
Electricite de France SA
1.15%, 01/20/2017 (B) (C)	100,000	99,750
2.35%, 10/13/2020 (B) (C)	200,000	196,890

		296,640

Hotels, Restaurants & Leisure - 0.0% (F)
McDonald’s Corp. 2.10%, 12/07/2018, MTN	75,000	75,048

Insurance - 5.1%
Allstate Life Global Funding Trusts Zero Coupon, 11/25/2016, MTN (A)	4,559,000	4,482,409
Chubb Corp. 6.38%, 03/29/2067 (A) (C)	1,000,000	960,330
Pacific Life Global Funding 2.68%, 02/06/2016 (A) (B)	950,000	944,300
Swiss Re Capital I, LP 6.85%, 05/25/2016 (A) (B) (C) (D)	1,000,000	1,010,400
XLIT, Ltd.
5.50%, 03/31/2045 (C)	65,000	60,727
6.50%, 04/15/2017 (A) (C) (D)	500,000	363,125
ZFS Finance USA Trust II 6.45%, 12/15/2065 (A) (B)	2,000,000	2,021,000

		9,842,291

Metals & Mining - 1.9%
Allegheny Technologies, Inc. 5.95%, 01/15/2021	1,224,000	722,160
Anglo American Capital PLC 2.63%, 09/27/2017 (B)	200,000	175,000
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (C)	225,000	213,034
Freeport-McMoRan, Inc. 2.30%, 11/14/2017 (C)	1,087,000	926,668
Glencore Funding LLC 1.38%, 04/16/2018 (A) (B)	450,000	379,711
Goldcorp, Inc.
3.63%, 06/09/2021 (C)	570,000	535,249
5.45%, 06/09/2044	500,000	401,968
Kinross Gold Corp. 5.95%, 03/15/2024	105,000	69,300
Teck Resources, Ltd. 2.50%, 02/01/2018 (C)	221,000	167,960

		3,591,050

Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.
3.45%, 07/15/2024 (C)	230,000	204,319
6.45%, 09/15/2036	261,000	251,567
Apache Corp. 2.63%, 01/15/2023	200,000	181,254

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp. 2.70%, 06/01/2020 (C)	$ 214,000	$ 188,693
Petrobras Global Finance BV 2.46%, 01/15/2019 (A)	500,000	380,000

		1,205,833

Real Estate Investment Trusts - 0.3%
National Retail Properties, Inc.
4.00%, 11/15/2025	55,000	54,017
Omega Healthcare Investors, Inc.
4.50%, 04/01/2027	160,000	150,654
5.25%, 01/15/2026 (B) (C)	49,000	50,016
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.25%, 10/05/2020 (B)	220,000	220,842

		475,529

Real Estate Management & Development - 0.1%
Vonovia Finance BV
3.20%, 10/02/2017 (G)	200,000	201,930

Specialty Retail - 0.1%
Home Depot, Inc.
0.88%, 09/15/2017 (A)	150,000	150,221

Total Corporate Debt Securities (Cost $38,182,530)		35,970,868

FOREIGN GOVERNMENT OBLIGATIONS - 17.6%
Australia Government Bond
1.00%, 11/21/2018 (G)	AUD 3,300,000	2,549,834
Canadian Government Real Return Bond
1.50%, 12/01/2044	CAD 1,100,320	971,760
4.25%, 12/01/2021	7,502,243	6,902,150
Deutsche Bundesrepublik Inflation-Linked Bond
1.50%, 04/15/2016 (G)	EUR 2,327,340	2,504,108
France Government Bond OAT
0.10%, 03/01/2025 (G)	1,802,394	2,005,965
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (G)	1,000,160	1,123,575
2.10%, 09/15/2021 (G)	3,471,232	4,198,147
Japanese Government CPI-Linked Bond
0.10%, 03/10/2024	JPY 257,250,000	2,254,349
Mexican Udibonos Series S
4.50%, 12/04/2025	MXN 17,156,262	1,093,998
Slovenia Government International Bond
4.13%, 02/18/2019 (G)	$ 400,000	420,500
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (G)	EUR 1,503,885	1,675,696
1.80%, 11/30/2024 (G)	601,554	716,301
U.K. Gilt Inflation-Linked
0.13%, 11/22/2019 - 03/22/2029 (G)	GBP 3,482,296	5,433,827
1.25%, 11/22/2017 (G)	1,339,540	2,065,351

Total Foreign Government Obligations (Cost $37,395,606)		33,915,561

	Principal	Value
MORTGAGE-BACKED SECURITY - 0.8%
Citigroup Commercial Mortgage Trust
Series 2014-388G, Class C
1.73%, 06/15/2033 (A) (B)	$ 1,550,000	$ 1,519,463

Total Mortgage-Backed Security (Cost $1,554,359)		1,519,463

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1.87%, 04/25/2024	2,500,000	2,457,048
2.07%, 08/25/2024 (A)	225,661	226,651
2.62%, 02/25/2024 - 03/25/2025 (A)	1,750,000	1,744,603
Federal National Mortgage Association Connecticut Avenue Securities
2.02%, 01/25/2024 (A)	329,779	330,286
2.42%, 10/25/2023 (A)	309,552	311,799

Total U.S. Government Agency Obligations (Cost $5,112,261)		5,070,387

U.S. GOVERNMENT OBLIGATIONS - 54.4%
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043	2,586,225	2,188,593
0.75%, 02/15/2042 - 02/15/2045	5,661,204	4,948,989
1.38%, 02/15/2044	2,203,303	2,242,319
1.75%, 01/15/2028	113,530	124,049
2.00%, 01/15/2026	2,396,660	2,662,728
2.13%, 02/15/2040	880,328	1,036,460
2.38%, 01/15/2025 - 01/15/2027	17,954,728	20,626,711
2.50%, 01/15/2029	553,895	656,178
3.63%, 04/15/2028	1,029,364	1,345,626
3.88%, 04/15/2029	3,038,238	4,127,455
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2024	28,570,544	28,032,585
0.25%, 01/15/2025	251,043	239,618
0.38%, 07/15/2025	712,087	689,427
0.63%, 07/15/2021	10,183,356	10,250,179
1.13%, 01/15/2021	5,729,860	5,907,205
1.25%, 07/15/2020	9,215,486	9,583,266
1.38%, 01/15/2020	4,289,454	4,458,909
2.00%, 01/15/2016 (C)	5,332,569	5,331,737
2.63%, 07/15/2017	114,757	119,860

Total U.S. Government Obligations (Cost $106,477,817)		104,571,894

	Shares	Value
PREFERRED STOCKS - 1.4%
Banks - 0.4%
HSBC USA, Inc.
Series F, 3.50% (A)	15,000	331,200
US Bancorp
Series A, 3.50% (A)	500	390,000

		721,200

Consumer Finance - 0.9%
Navient Corp.
1.96% (A)	79,026	1,868,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
PREFERRED STOCKS (continued)
Insurance - 0.1%
Prudential Financial, Inc.
2.36% (A)	8,353	$ 213,085

Total Preferred Stocks (Cost $2,925,984)		2,802,460

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (F)
U.S. Treasury Bill
0.10%, 02/18/2016 (H)	$ 8,000	7,999
0.20%, 03/03/2016 (H) (I)	16,000	15,997

Total Short-Term U.S. Government Obligations (Cost $23,993)		23,996

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (H)	9,924,480	9,924,480

Total Securities Lending Collateral (Cost $9,924,480)		9,924,480

	Principal	Value
REPURCHASE AGREEMENT - 3.4%

State Street Bank & Trust Co. 0.03% (H), dated 12/31/2015, to be repurchased at $6,575,450 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 05/11/2017, and with a value of $6,710,889.

	$ 6,575,428	$ 6,575,428

Total Repurchase Agreement (Cost $6,575,428)		6,575,428

Total Investments (Cost $209,445,915) (J)		201,642,569
Net Other Assets (Liabilities) - (4.8)%		(9,321,161)

Net Assets - 100.0%		$ 192,321,408

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(16)	03/21/2016	$8,713	$—

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	02/17/2016	USD	2,528,698	EUR	2,355,209	$—	$(33,901)
GSC	03/02/2016	USD	1,273,041	EUR	1,196,800	—	(29,652)
GSC	03/09/2016	USD	1,166,219	EUR	1,068,623	2,819	—
JPM	01/07/2016	USD	1,120,937	EUR	995,210	39,194	—
JPM	02/24/2016	USD	428,307	EUR	400,000	—	(6,994)
JPM	03/15/2016	USD	2,616,358	EUR	2,378,206	26,801	—
JPM	03/16/2016	USD	2,679,839	EUR	2,437,935	25,173	—

Total						$93,987	$(70,547)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$1,268,032	$—	$1,268,032
Corporate Debt Securities	—	35,970,868	—	35,970,868
Foreign Government Obligations	—	33,915,561	—	33,915,561
Mortgage-Backed Security	—	1,519,463	—	1,519,463
U.S. Government Agency Obligations	—	5,070,387	—	5,070,387
U.S. Government Obligations	—	104,571,894	—	104,571,894
Preferred Stocks	2,802,460	—	—	2,802,460
Short-Term U.S. Government Obligations	—	23,996	—	23,996
Securities Lending Collateral	9,924,480	—	—	9,924,480
Repurchase Agreement	—	6,575,428	—	6,575,428

Total Investments	$12,726,940	$188,915,629	$—	$201,642,569

Other Financial Instruments
Futures Contracts (L)	$8,713	$—	$—	$8,713
Forward Foreign Currency Contracts (L)	—	93,987	—	93,987

Total Other Financial Instruments	$8,713	$93,987	$—	$102,700

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(70,547)	$—	$(70,547)

Total Other Financial Instruments	$—	$(70,547)	$—	$(70,547)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $9,321,360, representing 4.8% of the Portfolio’s net assets.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $9,721,304. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $2,014,020, representing 1.0% of the Portfolio’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $22,895,234, representing 11.9% of the Portfolio’s net assets.
(H)	Rate disclosed reflects the yield at December 31, 2015.
(I)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $15,997.
(J)	Aggregate cost for federal income tax purposes is $216,390,021. Aggregate gross unrealized appreciation and depreciation for all securities is $202,798 and $14,950,250 respectively. Net unrealized depreciation for tax purposes is $14,747,452.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $202,870,487) (including securities loaned of $9,721,304)	$195,067,141
Repurchase agreement, at value (cost $6,575,428)	6,575,428
Cash	370,847
Foreign currency, at value (cost $302)	300
Unrealized appreciation on forward foreign currency contracts	93,987
Receivables:
Shares sold	2,945
Investments sold	8,000
Interest	769,216
Dividends	8,346
Tax reclaims	1,372
Net income from securities lending	1,844
Variation margin receivable	1,506

Total assets	202,900,932

Liabilities:
Payables and other liabilities:
Shares redeemed	12,854
Investments purchased	385,097
Investment advisory fees	90,061
Distribution and service fees	40,935
Administration fees	4,912
Transfer agent fees	487
Trustees, CCO and deferred compensation fees	342
Audit and tax fees	18,275
Custody fees	2,383
Legal fees	2,602
Printing and shareholder reports fees	25,939
Other	610
Collateral for securities on loan	9,924,480
Unrealized depreciation on forward foreign currency contracts	70,547

Total liabilities	10,579,524

Net assets	$192,321,408

Net assets consist of:
Capital stock ($0.01 par value)	$199,096
Additional paid-in capital	214,788,052
Undistributed (distributions in excess of) net investment income (loss)	933,077
Accumulated net realized gain (loss)	(15,826,517)
Net unrealized appreciation (depreciation) on:
Investments	(7,803,346)
Futures contracts	8,713
Translation of assets and liabilities denominated in foreign currencies	22,333

Net assets	$192,321,408

Net assets by class:
Initial Class	$9,544
Service Class	192,311,864

Shares outstanding:
Initial Class	1,001
Service Class	19,908,618

Net asset value and offering price per share:
Initial Class	$9.53
Service Class	9.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$124,667
Interest income	2,045,939
Net income from securities lending	47,764

Total investment income	2,218,370

Expenses:
Investment advisory fees	1,082,843
Distribution and service fees:
Service Class	492,181
Administration fees	53,299
Transfer agent fees	2,741
Trustees, CCO and deferred compensation fees	5,129
Audit and tax fees	22,348
Custody fees	42,012
Legal fees	13,044
Printing and shareholder reports fees	27,169
Other	7,072

Total expenses	1,747,838

Net investment income (loss)	470,532

Net realized gain (loss) on:
Investments	(359,700)
Swap agreements	(1,146)
Futures contracts	(20,306)
Foreign currency transactions	1,246,288

Net realized gain (loss)	865,136

Net change in unrealized appreciation (depreciation) on:
Investments	(6,819,138)
Futures contracts	8,713
Translation of assets and liabilities denominated in foreign currencies	(262,225)

Net change in unrealized appreciation (depreciation)	(7,072,650)

Net realized and change in unrealized gain (loss)	(6,207,514)

Net increase (decrease) in net assets resulting from operations	$(5,736,982)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$470,532	$2,627,088
Net realized gain (loss)	865,136	(7,628,034)
Net change in unrealized appreciation (depreciation)	(7,072,650)	9,816,750

Net increase (decrease) in net assets resulting from operations	(5,736,982)	4,815,804

Distributions to shareholders:
Net investment income:
Initial Class	(144)	(41,640)
Service Class	(2,439,487)	(518,433)

Total distributions from net investment income	(2,439,631)	(560,073)

Capital share transactions:
Proceeds from shares sold:
Initial Class	—	8,304,120
Service Class	17,673,691	54,022,628

	17,673,691	62,326,748

Dividends and distributions reinvested:
Initial Class	144	41,640
Service Class	2,439,487	518,433

	2,439,631	560,073

Cost of shares redeemed:
Initial Class	—	(10,452,337)
Service Class	(16,613,992)	(23,030,485)

	(16,613,992)	(33,482,822)

Net increase (decrease) in net assets resulting from capital share transactions	3,499,330	29,403,999

Net increase (decrease) in net assets	(4,677,283)	33,659,730

Net assets:
Beginning of year	196,998,691	163,338,961

End of year	$192,321,408	$196,998,691

Undistributed (distributions in excess of) net investment income (loss)	$933,077	$2,027,361

Capital share transactions - shares:
Shares issued:
Initial Class	—	836,525
Service Class	1,766,923	5,260,372

	1,766,923	6,096,897

Shares reinvested:
Initial Class	15	4,087
Service Class	247,663	50,187

	247,678	54,274

Shares redeemed:
Initial Class	—	(1,038,339)
Service Class	(1,660,485)	(2,276,668)

	(1,660,485)	(3,315,007)

Net increase (decrease) in shares outstanding:
Initial Class	15	(197,727)
Service Class	354,101	3,033,891

	354,116	2,836,164

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value, beginning of period/year	$9.94	$9.65		$11.47		$10.78		$10.00

Investment operations:
Net investment income (loss) (B)	0.05	0.30		0.07		0.09		0.14
Net realized and unrealized gain (loss)	(0.31)	0.05		(1.45)		0.78		0.64

Total investment operations	(0.26)	0.35		(1.38)		0.87		0.78

Distributions:
Net investment income	(0.15)	(0.06)		(0.05)		(0.03)		—
Net realized gains	—	—		(0.39)		(0.15)		—

Total distributions	(0.15)	(0.06)		(0.44)		(0.18)		—

Net asset value, end of period/year	$9.53	$9.94		$9.65		$11.47		$10.78

Total return (C)	(2.68)%	3.58%		(12.01)%		8.12%		7.80	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9	$10		$1,917		$365		$10,786
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.89	%(F)	0.91	%(F)	0.87	%(F)	0.92	%(E)
Including waiver and/or reimbursement and recapture	0.64%	0.89	%(F)	0.91	%(F)	0.88	%(F)	0.90	%(E)
Net investment income (loss) to average net assets	0.47%	2.99	%(F)	0.68	%(F)	0.83	%(F)	0.90	%(E)
Portfolio turnover rate	36%	152	%(G)	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest fee on sale-buyback transactions (representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively).
(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value, beginning of period/year	$10.07	$9.77		$11.29		$10.77		$10.00

Investment operations:
Net investment income (loss) (B)	0.02	0.14		(0.01)		0.05		0.01
Net realized and unrealized gain (loss)	(0.31)	0.19		(1.08)		0.64		0.76

Total investment operations	(0.29)	0.33		(1.09)		0.69		0.77

Distributions:
Net investment income	(0.12)	(0.03)		(0.04)		(0.03)		—
Net realized gains	—	—		(0.39)		(0.14)		—

Total distributions	(0.12)	(0.03)		(0.43)		(0.17)		—

Net asset value, end of period/year	$9.66	$10.07		$9.77		$11.29		$10.77

Total return (C)	(2.87)%	3.38%		(9.71)%		6.49%		7.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$192,312	$196,989		$161,422		$170,079		$65,093
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	1.14	%(F)	1.16	%(F)	1.12	%(F)	1.17	%(E)
Including waiver and/or reimbursement and recapture	0.89%	1.14	%(F)	1.16	%(F)	1.13	%(F)	1.15	%(E)
Net investment income (loss) to average net assets	0.24%	1.41	%(F)	(0.09	)%(F)	0.43	%(F)	0.06	%(E)
Portfolio turnover rate	36%	152	%(G)	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest fee on sale-buyback transactions (representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively).
(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest Income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$4,931,596	$—	$—	$—	$4,931,596
U.S. Government Obligations	4,992,884	—	—	—	4,992,884
Total Securities Lending Transactions	$9,924,480	$—	$—	$—	$9,924,480
Total Borrowings	$9,924,480	$—	$—	$—	$9,924,480
Gross amount of recognized liabilities for securities lending transactions					$9,924,480

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection). Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral. The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$8,713	$—	$—	$—	$—	$8,713
Unrealized appreciation on forward foreign currency contracts	—	93,987	—	—	—	93,987
Total (C)	$8,713	$93,987	$—	$—	$—	$102,700

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized depreciation on forward foreign currency contracts	$—	$(70,547)	$—	$—	$—	$(70,547)
Total (C)	$—	$(70,547)	$—	$—	$—	$(70,547)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(1,146)	$—	$—	$—	$—	$(1,146)
Futures contracts	(20,306)	—	—	—	—	(20,306)
Forward foreign currency contracts (A)	—	1,286,926	—	—	—	1,286,926
Total	$(21,452)	$1,286,926	$—	$—	$—	$1,265,474

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,713	$—	$—	$—	$—	$8,713
Forward foreign currency contracts (B)	—	(262,716)	—	—	—	(262,716)
Total	$8,713	$(262,716)	$—	$—	$—	$(254,003)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Long	Short	Purchased	Sold	Cross Currency
—	(1,492,308)	$ 23,624	$ 15,143,756	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities

Goldman Sachs Bank	$2,819	$(2,819)	$—	$—	$63,553	$(2,819)	$—	$60,734
JPMorgan Chase Bank, N.A.	91,168	(6,994)	—	84,174	6,994	(6,994)	—	—
Other Derivatives (C)	8,713	—	—	8,713	—	—	—	—
Total	$102,700	$(9,813)	$—	$92,887	$70,547	$(9,813)	$—	$60,734

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $200 million	0.55%
Over $200 million up to $700 million	0.54%
Over $700 million	0.51%

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 55,096,127	$ 18,543,484	$ 49,315,514	$ 19,700,275

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stock interest accruals, foreign currency transactions, futures contracts and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 874,815	$ (874,815)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 1,210,605	$ 7,833,466

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,439,631	$ —	$ —	$ 560,073	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,126,890	$ —	$ (9,044,071)	$ —	$ —	$ (14,748,559)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PineBridge Inflation Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PineBridge Inflation Opportunities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PineBridge Inflation Opportunities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year, the S&P 500® returned 1.38%. The index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Profund UltraBear VP, Service Class returned (7.29)%. By comparison, its benchmark, the S&P 500®, returned 1.38%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. The Portfolio does not seek to achieve its stated objective over a period of time greater than a single day. The return of the Portfolio for a period longer than a single day would be the result of each day’s returns compounded over the period, which will could differ from the Portfolio’s multiple times the return of the index for that period.

During the year, the Portfolio invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the index. These derivatives, which generally tracked the performance of their underlying benchmark, detracted from performance.

Michael Neches

Rachel Ames

Co-Portfolio Managers

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015

	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(7.29)%	(26.54)%	(30.41)%	05/01/2009
S&P 500® (A)	1.38%	12.57%	16.04%

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$967.40	$6.10	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	71.5%
Repurchase Agreement	17.9
Net Other Assets (Liabilities) ^	10.6
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 71.5%
Money Market Funds - 71.5%
SSgA Money Market Fund	6,049,987	$ 6,049,987
SSgA Prime Money Market Fund	6,049,987	6,049,987
State Street Institutional Liquid Reserves Fund	6,049,987	6,049,987
State Street Institutional U.S. Government Money Market Fund	6,050,088	6,050,088

Total Short-Term Investment Companies (Cost $24,200,049)		24,200,049

Principal	Value
REPURCHASE AGREEMENT - 17.9%

State Street Bank & Trust Co. 0.03% (A), dated 12/31/2015, to be repurchased at $6,050,007 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.75%, due 01/15/2017, and with a value of $6,175,400.

$ 6,049,987	$ 6,049,987

Total Repurchase Agreement (Cost $6,049,987)	6,049,987

Total Investments (Cost $30,250,036) (B)	30,250,036
Net Other Assets (Liabilities) - 10.6%	3,597,770

Net Assets - 100.0%	$ 33,847,806

FUTURES CONTRACTS: (C)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Short	(645)	03/18/2016	$—	$(172,645)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Short-Term Investment Companies	$24,200,049	$—	$—	$24,200,049
Repurchase Agreement	—	6,049,987	—	6,049,987

Total Investments	$24,200,049	$6,049,987	$—	$30,250,036

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(172,645)	$—	$—	$(172,645)

Total Other Financial Instruments	$(172,645)	$—	$—	$(172,645)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2015.
(B)	Aggregate cost for federal income tax purposes is $30,250,036.
(C)	Cash in the amount of $3,263,700 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $24,200,049)	$24,200,049
Repurchase agreement, at value (cost $6,049,987)	6,049,987
Cash on deposit with broker	3,263,700
Receivables:
Shares sold	5
Interest	52
Variation margin receivable	619,200

Total assets	34,132,993

Liabilities:
Due to custodian	200,000
Payables and other liabilities:
Shares redeemed	21,212
Investment advisory fees	23,596
Distribution and service fees	6,992
Administration fees	839
Transfer agent fees	62
Trustees, CCO and deferred compensation fees	241
Audit and tax fees	9,458
Custody fees	1,935
Legal fees	171
Printing and shareholder reports fees	20,613
Other	68

Total liabilities	285,187

Net assets	$33,847,806

Net assets consist of:
Capital stock ($0.01 par value)	$381,257
Additional paid-in capital	174,242,800
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	(140,603,606)
Net unrealized appreciation (depreciation) on:
Futures contracts	(172,645)

Net assets	$33,847,806

Shares outstanding	38,125,717

Net asset value and offering price per share	$0.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income from repurchase agreements	$1,444

Total investment income	1,444

Expenses:
Investment advisory fees	186,470
Distribution and service fees	54,844
Administration fees	6,125
Transfer agent fees	279
Trustees, CCO and deferred compensation fees	795
Audit and tax fees	10,285
Custody fees	10,732
Legal fees	1,185
Other	734

Total expenses before waiver and/or reimbursement and recapture	271,449

Expense waived and/or reimbursed	(7,601)
Recapture of previously waived and/or reimbursed fees	5,989

Net expenses	269,837

Net investment income (loss)	(268,393)

Net realized gain (loss) on:
Futures contracts	(4,920,257)

Net realized gain (loss)	(4,920,257)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	493,729

Net change in unrealized appreciation (depreciation)	493,729

Net realized and change in unrealized gain (loss)	(4,426,528)

Net increase (decrease) in net assets resulting from operations	$(4,694,921)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(268,393)	$(209,031)
Net realized gain (loss)	(4,920,257)	(6,869,663)
Net change in unrealized appreciation (depreciation)	493,729	674,310

Net increase (decrease) in net assets resulting from operations	(4,694,921)	(6,404,384)

Capital share transactions:
Proceeds from shares sold	31,725,872	17,918,170
Cost of shares redeemed	(11,569,990)	(11,627,809)

Net increase (decrease) in net assets resulting from capital share transactions	20,155,882	6,290,361

Net increase (decrease) in net assets	15,460,961	(114,023)

Net assets:
Beginning of year	18,386,845	18,500,868

End of year	$33,847,806	$18,386,845

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued	31,405,956	15,175,780
Shares redeemed	(12,505,912)	(10,292,859)

Net increase (decrease) in shares outstanding	18,900,044	4,882,921

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$0.96	$1.29	$2.35	$3.33	$4.16

Investment operations:
Net investment income (loss) (A) (B)	(0.01)	(0.01)	(0.02)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(0.06)	(0.32)	(1.04)	(0.95)	(0.78)

Total investment operations	(0.07)	(0.33)	(1.06)	(0.98)	(0.83)

Net asset value, end of year	$0.89	$0.96	$1.29	$2.35	$3.33

Total return (C)	(7.29)%	(25.58)%	(45.11)%	(29.43)%	(19.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$33,848	$18,387	$18,501	$94,919	$143,971
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.24%	1.32%	1.26%	1.20%	1.19%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.23%	1.22%	1.23%
Net investment income (loss) to average net assets (B)	(1.22)%	(1.22)%	(1.21)%	(1.19)%	(1.21)%
Portfolio turnover rate	—%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(172,645)	$—	$—	$(172,645)
Total (C)	$—	$—	$(172,645)	$—	$—	$(172,645)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(4,920,257)	$—	$—	$(4,920,257)
Total	$—	$—	$(4,920,257)	$—	$—	$(4,920,257)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$493,729	$—	$—	$493,729
Total	$—	$—	$493,729	$—	$—	$493,729

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Futures Contracts at Notional Amount
Long	Short
—	(22,262)

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 million	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.98%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, the balances available for recapture by TAM are as follows:

Amounts Available from Fiscal Years			Total
2013	2014	2015
$ 6,407	$ 15,555	$ 7,601	$ 29,563

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.25% of Service Class.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2015, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent difference is due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (268,393)	$ 268,393	$ —

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,		Unlimited
2017	2018	Short-Term	Long-Term
$ 237,035	$ 9,054,291	$ 52,413,739	$ 78,621,186

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (140,776,251)	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

(unaudited)

MARKET ENVIRONMENT

For the second half of 2015, large cap U.S. equities declined and recovered partially by year end. The Russell 1000® Index of large cap U.S. stocks declined by (0.8)%. Small cap stocks, represented by the Russell 2000® Index, did not do as well; they declined by (8.8)%. Non-U.S. stocks also fell, with the MSCI All Country World Index ex-U.S. declining by (9.2)%. On the fixed income side, the investment grade Barclays U.S. Aggregate Bond Index rose by 0.55%.

The second half of 2015 started with bouts of explosive volatility, but markets partially recovered by year end. In July, markets transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China, where bad economic numbers in August led to a third quarter sell-off that featured a historic explosion of volatility on August 24. Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters worsened by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices threatened stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and the energy sector were hit hard at year end. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

PERFORMANCE

For the year ended December 31, 2015, Transamerica QS Investors Active Asset Allocation - Conservative VP, Initial Class returned (2.13)%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark, returned 0.55%, 0.48%, and 0.25%, respectively.

STRATEGY REVIEW

The Portfolio invests toward a target allocation of 35% equity and 65% fixed income, primarily in exchange-traded funds (“ETFs”) that are designed to track various stock and bond indices. We apply a risk management strategy that is designed to increase investor participation during rising markets while limiting exposure to drawdowns in failing markets. This strategy aims to be below its equity target in downward trending markets and high volatility environments, and increase its equity allocation above its target equity allocation in upward trending markets and low volatility environments.

We use an algorithm to help reduce or increase the Portfolio’s exposure to risk assets when volatility changes or when the market value of the Portfolio declines or increases. Given the up-and-down nature of equity markets in the second half of the year, it was unsurprising the Portfolio underperformed. Active allocation strategies perform best in trending markets and do not do as well in sideways but volatile markets like we experienced in the second half of 2015. Specifically, the Portfolio struggled from a relative perspective at the beginning of October, as it was de-risked in response to September’s market conditions and was unable to fully participate in the early October upswing in the equity markets.

On an absolute basis, the iShares Russell 1000 ETF was the top individual detractor. The Vanguard FTSE All-World ex-US ETF also detracted. Contributors were led by the Vanguard Total Bond Market ETF. Style allocation effects indicate performance was also helped by the allocations to the iShares MSCI EAFE Minimum Volatility ETF and the iShares MSCI USA Minimum Volatility ETF; these funds lost less than their market capitalization weighted counterparts.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.13)%	3.20%	05/01/2011
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.11%
Russell 3000® Index (B)	0.48%	10.90%
Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark (A) (B) (C) (D)	0.25%	4.93%
Service Class	(2.36)%	2.94%	05/01/2011

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark is composed of the following benchmarks: 65% Barclays U.S. Aggregate Bond Index, 25% Russell 3000® Index, and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$979.60	$3.04	$1,022.10	$3.11	0.61%
Service Class	1,000.00	977.30	4.29	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	60.7%
U.S. Equity Funds	20.7
Securities Lending Collateral	10.2
International Equity Funds	8.7
Repurchase Agreement	7.2
International Fixed Income Fund	4.4
Net Other Assets (Liabilities)	(11.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 94.5%

International Equity Funds - 8.7%
iShares MSCI EAFE Minimum Volatility ETF	225,725	$ 14,642,781
Vanguard FTSE All-World ex-US ETF	450,281	19,546,698
Vanguard Total International Stock ETF	144,508	6,518,756

		40,708,235

International Fixed Income Fund - 4.4%
Vanguard Total International Bond ETF	393,594	20,813,251

U.S. Equity Funds - 20.7%
iShares Core S&P 500 ETF (A)	96,330	19,735,127
iShares MSCI USA Minimum Volatility ETF	264,789	11,073,476
iShares Russell 1000 ETF (A)	521,401	59,079,947
Vanguard Small-Cap Growth ETF (A)	31,792	3,860,821
Vanguard Small-Cap Value ETF (A)	39,066	3,858,549

		97,607,920

U.S. Fixed Income Funds - 60.7%
iShares Core U.S. Aggregate Bond ETF	617,426	66,688,182
iShares TIPS Bond ETF (A)	43,086	4,725,672
SPDR Barclays Convertible Securities ETF (A)	327,231	14,162,558
Vanguard Total Bond Market ETF	2,479,137	200,215,104

		285,791,516

Total Exchange-Traded Funds (Cost $452,291,097)		444,920,922

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	48,056,588	$ 48,056,588

Total Securities Lending Collateral (Cost $48,056,588)		48,056,588

	Principal	Value
REPURCHASE AGREEMENT - 7.2%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $34,061,069 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2017, and with a value of $34,746,250.	$ 34,060,955	34,060,955

Total Repurchase Agreement (Cost $34,060,955)		34,060,955

Total Investments (Cost $534,408,640) (C)		527,038,465
Net Other Assets (Liabilities) - (11.9)%		(55,860,200)

Net Assets - 100.0%		$ 471,178,265

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$444,920,922	$—	$—	$444,920,922
Securities Lending Collateral	48,056,588	—	—	48,056,588
Repurchase Agreement	—	34,060,955	—	34,060,955

Total Investments	$492,977,510	$34,060,955	$—	$527,038,465

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $47,042,891. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $540,918,290. Aggregate gross unrealized appreciation and depreciation for all securities is $186,868 and $14,066,693, respectively. Net unrealized depreciation for tax purposes is $13,879,825.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $500,347,685) (including securities loaned of $47,042,891)	$492,977,510
Repurchase agreement, at value (cost $34,060,955)	34,060,955
Cash	1,130,480
Receivables:
Interest	28
Dividends	748,589
Net income from securities lending	45,724

Total assets	528,963,286

Liabilities:
Payables and other liabilities:
Shares redeemed	73,150
Investments purchased	9,255,572
Investment advisory fees	209,825
Distribution and service fees	99,440
Administration fees	12,043
Transfer agent fees	1,185
Trustees, CCO and deferred compensation fees	825
Audit and tax fees	11,969
Custody fees	5,378
Legal fees	6,120
Printing and shareholder reports fees	51,463
Other	1,463
Collateral for securities on loan	48,056,588

Total liabilities	57,785,021

Net assets	$471,178,265

Net assets consist of:
Capital stock ($0.01 par value)	$465,960
Additional paid-in capital	484,834,299
Undistributed (distributions in excess of) net investment income (loss)	6,031,460
Accumulated net realized gain (loss)	(12,783,279)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,370,175)

Net assets	$471,178,265

Net assets by class:
Initial Class	$4,298,014
Service Class	466,880,251

Shares outstanding:
Initial Class	422,306
Service Class	46,173,720

Net asset value and offering price per share:
Initial Class	$10.18
Service Class	10.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$9,710,449
Interest income from repurchase agreements	1,450
Net income from securities lending	301,523

Total investment income	10,013,422

Expenses:
Investment advisory fees	2,475,924
Distribution and service fees:
Service Class	1,170,300
Administration fees	128,328
Transfer agent fees	6,663
Trustees, CCO and deferred compensation fees	12,360
Audit and tax fees	16,877
Custody fees	28,884
Legal fees	31,192
Printing and shareholder reports fees	92,117
Other	16,018

Total expenses	3,978,663

Net investment income (loss)	6,034,759

Net realized gain (loss) on:
Unaffiliated investments	(9,029,552)
Distributions received from unaffiliated investments	549,096

Net realized gain (loss)	(8,480,456)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,249,221)

Net change in unrealized appreciation (depreciation)	(9,249,221)

Net realized and change in unrealized gain (loss)	(17,729,677)

Net increase (decrease) in net assets resulting from operations	$(11,694,918)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$6,034,759	$4,781,125
Net realized gain (loss)	(8,480,456)	13,666,782
Net change in unrealized appreciation (depreciation)	(9,249,221)	(4,135,183)

Net increase (decrease) in net assets resulting from operations	(11,694,918)	14,312,724

Distributions to shareholders:
Net investment income:
Initial Class	(56,481)	(66,750)
Service Class	(4,723,542)	(4,224,497)

Total distributions from net investment income	(4,780,023)	(4,291,247)

Net realized gains:
Initial Class	(135,172)	(222,419)
Service Class	(13,677,124)	(16,668,949)

Total distributions from net realized gains	(13,812,296)	(16,891,368)

Total distributions to shareholders	(18,592,319)	(21,182,615)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,849,046	1,956,082
Service Class	61,239,323	84,648,520

	65,088,369	86,604,602

Dividends and distributions reinvested:
Initial Class	191,653	289,169
Service Class	18,400,666	20,893,446

	18,592,319	21,182,615

Cost of shares redeemed:
Initial Class	(5,150,410)	(7,030,438)
Service Class	(27,783,663)	(17,255,182)

	(32,934,073)	(24,285,620)

Net increase (decrease) in net assets resulting from capital share transactions	50,746,615	83,501,597

Net increase (decrease) in net assets	20,459,378	76,631,706

Net assets:
Beginning of year	450,718,887	374,087,181

End of year	$471,178,265	$450,718,887

Undistributed (distributions in excess of) net investment income (loss)	$6,031,460	$4,778,499

Capital share transactions - shares:
Shares issued:
Initial Class	349,842	178,807
Service Class	5,711,409	7,719,828

	6,061,251	7,898,635

Shares reinvested:
Initial Class	18,753	26,701
Service Class	1,811,089	1,939,967

	1,829,842	1,966,668

Shares redeemed:
Initial Class	(476,162)	(638,594)
Service Class	(2,616,609)	(1,568,130)

	(3,092,771)	(2,206,724)

Net increase (decrease) in shares outstanding:
Initial Class	(107,567)	(433,086)
Service Class	4,905,889	8,091,665

	4,798,322	7,658,579

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.85	$11.01	$10.51	$9.92	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.16	0.15	0.17	0.22	0.23
Net realized and unrealized gain (loss)	(0.39)	0.29	0.59	0.46	(0.31)

Total investment operations	(0.23)	0.44	0.76	0.68	(0.08)

Distributions:
Net investment income	(0.13)	(0.14)	(0.13)	(0.04)	—
Net realized gains	(0.31)	(0.46)	(0.13)	(0.05)	—

Total distributions	(0.44)	(0.60)	(0.26)	(0.09)	—

Net asset value, end of period/year	$10.18	$10.85	$11.01	$10.51	$9.92

Total return (D)	(2.13)%	3.97%	7.39%	6.89%	(0.80	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,298	$5,747	$10,602	$7,833	$5,132
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.60%	0.59%	0.86	%(G)
Including waiver and/or reimbursement and recapture	0.59%	0.58%	0.60%	0.60%	0.80	%(G)
Net investment income (loss) to average net assets (C)	1.49%	1.33%	1.54%	2.12%	3.45	%(G)
Portfolio turnover rate (H)	240%	158%	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.78	$10.96	$10.48	$9.90	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.13	0.13	0.14	0.20	0.28
Net realized and unrealized gain (loss)	(0.38)	0.27	0.59	0.47	(0.38)

Total investment operations	(0.25)	0.40	0.73	0.67	(0.10)

Distributions:
Net investment income	(0.11)	(0.12)	(0.12)	(0.04)	—
Net realized gains	(0.31)	(0.46)	(0.13)	(0.05)	—

Total distributions	(0.42)	(0.58)	(0.25)	(0.09)	—

Net asset value, end of period/year	$10.11	$10.78	$10.96	$10.48	$9.90

Total return (D)	(2.36)%	3.61%	7.07%	6.78%	(1.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$466,880	$444,972	$363,485	$246,040	$109,991
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.84%	0.83%	0.85%	0.84%	1.11	%(G)
Including waiver and/or reimbursement and recapture	0.84%	0.83%	0.85%	0.85%	1.05	%(G)
Net investment income (loss) to average net assets (C)	1.27%	1.18%	1.33%	1.97%	4.22	%(G)
Portfolio turnover rate (H)	240%	158%	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Aegon Active Asset Allocation - Conservative VP changed its name to Transamerica QS Investors Active Asset Allocation - Conservative VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$48,056,588	$—	$—	$—	$48,056,588
Total Borrowings	$48,056,588	$—	$—	$—	$48,056,588
Gross amount of recognized liabilities for securities lending transactions					$48,056,588

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million up to $1 billion	0.51%
Over $1 billion up to $1.5 billion	0.49%
Over $1.5 billion up to $2.5 billion	0.48%
Over $2.5 billion	0.47%
Prior to July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.61%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,129,427,343	$ 1,113,269,591

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,775)	$ 1,775

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 4,574,200	$ 1,699,429

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,592,319	$ —	$ —	$ 18,931,545	$ 2,251,070	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,031,460	$ —	$ (6,273,629)	$ —	$ —	$ (13,879,825)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly “ Transamerica AEGON Active Asset Allocation – Conservative VP”) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Conservative VP

(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 920,967	$ 56,140

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

(unaudited)

MARKET ENVIRONMENT

For the second half of 2015, large cap U.S. equities declined and recovered partially by year end. The Russell 1000® Index of large cap U.S. stocks declined by (0.8)%. Small cap stocks, represented by the Russell 2000® Index, did not do as well; they declined by (8.8)%. Non-U.S. stocks also fell, with the MSCI All Country World Index ex-U.S. declining by (9.2)%. On the fixed income side, the investment grade Barclays U.S. Aggregate Bond Index rose by 0.7%.

The second half of 2015 started with bouts of explosive volatility, but markets partially recovered by year end. In July, markets transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China, where bad economic numbers in August led to a third quarter sell-off that featured a historic explosion of volatility on August 24. Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters worsened by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices threatened stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and the energy sector were hit hard at year end. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

PERFORMANCE

For the year ended December 31, 2015, Transamerica QS Investors Active Asset Allocation - Moderate Growth VP, Initial Class returned (6.38)%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark, returned 0.48%, 0.55%, and (0.32)%, respectively.

STRATEGY REVIEW

The Portfolio invests toward a target allocation of 70% equity and 30% fixed income, primarily in exchange-traded funds (“ETFs”) that are designed to track various stock and bond indices. We apply a risk management strategy that is designed to increase investor participation during rising markets while limiting exposure to drawdowns in failing markets. This strategy aims to be below its equity target in downward trending markets and high volatility environments, and increase its equity allocation above its target equity allocation in upward trending markets and low volatility environments.

We use an algorithm to help reduce or increase the Portfolio’s exposure to risk assets when volatility changes or when the market value of the Portfolio declines or increases. Given the up-and-down nature of equity markets in the second half of the year, it was unsurprising the Portfolio underperformed. Active allocation strategies perform best in trending markets and do not do as well in sideways but volatile markets like we experienced in the second half of 2015. Specifically, the Portfolio struggled from a relative perspective at the beginning of October, as it was de-risked in response to September’s market conditions and was unable to fully participate in the early October upswing in the equity markets.

On an absolute basis, the Vanguard FTSE All-World ex-US ETF was the largest detractor. The iShares Russell 1000 ETF also weighed. Contributors were led by the Vanguard Total Bond Market ETF. Style allocation effects indicate performance was also helped by the allocations to the iShares MSCI EAFE Minimum Volatility ETF and the iShares MSCI USA Minimum Volatility ETF; these funds lost less than their market capitalization weighted counterparts.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	(6.38)%	3.44%	05/01/2011
Russell 3000® Index (A)	0.48%	10.90%
Barclays U.S. Aggregate Bond Index (B)	0.55%	3.11%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D)	(0.32)%	6.44%
Service Class	(6.53)%	3.20%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Barclays U.S. Aggregate Bond Index, 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$941.00	$2.94	$1,022.20	$3.06	0.60%
Service Class	1,000.00	941.10	4.16	1,020.90	4.33	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	31.0%
Repurchase Agreement	28.9
U.S. Fixed Income Funds	26.3
International Equity Funds	13.5
Securities Lending Collateral	11.6
International Fixed Income Fund	3.9
Net Other Assets (Liabilities)	(15.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 74.7%
International Equity Funds - 13.5%
iShares MSCI EAFE Minimum Volatility ETF	156,642	$ 10,161,367
Vanguard FTSE All-World ex-US ETF	1,558,874	67,670,720
Vanguard Total International Stock ETF	496,745	22,408,167

		100,240,254

International Fixed Income Fund - 3.9%
Vanguard Total International Bond ETF (A)	543,652	28,748,318

U.S. Equity Funds - 31.0%
iShares Core S&P 500 ETF (A)	253,191	51,871,240
iShares MSCI USA Minimum Volatility ETF	96,003	4,014,846
iShares Russell 1000 ETF (A)	1,379,211	156,278,397
Vanguard Small-Cap Growth ETF (A)	74,053	8,992,996
Vanguard Small-Cap Value ETF (A)	90,996	8,987,675

		230,145,154

U.S. Fixed Income Funds - 26.3%
iShares Core U.S. Aggregate Bond ETF	400,918	43,303,153
iShares TIPS Bond ETF (A)	82,023	8,996,283
SPDR Barclays Convertible Securities ETF (A)	279,055	12,077,500
Vanguard Total Bond Market ETF	1,612,618	130,235,030

		194,611,966

Total Exchange-Traded Funds (Cost $564,510,451)		553,745,692

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	85,806,248	$ 85,806,248

Total Securities Lending Collateral (Cost $85,806,248)		85,806,248

	Principal	Value
REPURCHASE AGREEMENT - 28.9%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $214,231,082 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.13% - 0.88%, due 04/15/2017 - 02/22/2017, and with a total value of $218,515,463.	$ 214,230,368	214,230,368

Total Repurchase Agreement (Cost $214,230,368)		214,230,368

Total Investments (Cost $864,547,067) (C)		853,782,308
Net Other Assets (Liabilities) - (15.2)%		(112,364,442)

Net Assets - 100.0%		$ 741,417,866

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$553,745,692	$—	$—	$553,745,692
Securities Lending Collateral	85,806,248	—	—	85,806,248
Repurchase Agreement	—	214,230,368	—	214,230,368

Total Investments	$639,551,940	$214,230,368	$—	$853,782,308

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $84,070,016. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $883,301,515. Aggregate gross unrealized appreciation and depreciation for all securities is $11,568 and $29,530,775, respectively. Net unrealized depreciation for tax purposes is $29,519,207.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $650,316,699) (including securities loaned of $84,070,016)	$639,551,940
Repurchase agreement, at value (cost $214,230,368)	214,230,368
Receivables:
Shares sold	18,041
Interest	179
Dividends	740,746
Net income from securities lending	56,257

Total assets	854,597,531

Liabilities:
Payables and other liabilities:
Shares redeemed	170,363
Investments purchased	26,599,010
Investment advisory fees	327,924
Distribution and service fees	151,673
Administration fees	18,990
Transfer agent fees	1,930
Trustees, CCO and deferred compensation fees	1,269
Audit and tax fees	13,234
Custody fees	7,047
Legal fees	10,047
Printing and shareholder reports fees	69,545
Other	2,385
Collateral for securities on loan	85,806,248

Total liabilities	113,179,665

Net assets	$741,417,866

Net assets consist of:
Capital stock ($0.01 par value)	$734,115
Additional paid-in capital	806,395,059
Undistributed (distributions in excess of) net investment income (loss)	7,703,251
Accumulated net realized gain (loss)	(62,649,800)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(10,764,759)

Net assets	$741,417,866

Net assets by class:
Initial Class	$30,709,041
Service Class	710,708,825

Shares outstanding:
Initial Class	3,018,210
Service Class	70,393,275

Net asset value and offering price per share:
Initial Class	$10.17
Service Class	10.10

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$13,627,848
Interest income from repurchase agreements	6,312
Net income from securities lending	372,238

Total investment income	14,006,398

Expenses:
Investment advisory fees	3,971,378
Distribution and service fees:
Service Class	1,834,231
Administration fees	207,493
Transfer agent fees	10,886
Trustees, CCO and deferred compensation fees	19,837
Audit and tax fees	21,534
Custody fees	35,504
Legal fees	50,740
Printing and shareholder reports fees	121,405
Other	24,902

Total expenses	6,297,910

Net investment income (loss)	7,708,488

Net realized gain (loss) on:
Unaffiliated investments	(50,368,464)
Distributions received from unaffiliated investments	452,667

Net realized gain (loss)	(49,915,797)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(11,099,098)

Net change in unrealized appreciation (depreciation)	(11,099,098)

Net realized and change in unrealized gain (loss)	(61,014,895)

Net increase (decrease) in net assets resulting from operations	$(53,306,407)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$7,708,488	$7,821,082
Net realized gain (loss)	(49,915,797)	36,199,773
Net change in unrealized appreciation (depreciation)	(11,099,098)	(24,301,548)

Net increase (decrease) in net assets resulting from operations	(53,306,407)	19,719,307

Distributions to shareholders:
Net investment income:
Initial Class	(392,854)	(297,996)
Service Class	(7,426,957)	(4,709,094)

Total distributions from net investment income	(7,819,811)	(5,007,090)

Net realized gains:
Initial Class	(1,896,626)	(1,445,780)
Service Class	(43,160,557)	(26,795,852)

Total distributions from net realized gains	(45,057,183)	(28,241,632)

Total distributions to shareholders	(52,876,994)	(33,248,722)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,980,529	1,997,325
Service Class	91,236,004	221,037,894

	93,216,533	223,035,219

Dividends and distributions reinvested:
Initial Class	2,289,480	1,743,776
Service Class	50,587,514	31,504,946

	52,876,994	33,248,722

Cost of shares redeemed:
Initial Class	(3,670,510)	(3,762,664)
Service Class	(42,458,602)	(13,417,369)

	(46,129,112)	(17,180,033)

Net increase (decrease) in net assets resulting from capital share transactions	99,964,415	239,103,908

Net increase (decrease) in net assets	(6,218,986)	225,574,493

Net assets:
Beginning of year	747,636,852	522,062,359

End of year	$741,417,866	$747,636,852

Undistributed (distributions in excess of) net investment income (loss)	$7,703,251	$7,818,171

Capital share transactions - shares:
Shares issued:
Initial Class	171,964	168,527
Service Class	7,989,389	18,651,819

	8,161,353	18,820,346

Shares reinvested:
Initial Class	222,712	148,028
Service Class	4,954,703	2,690,431

	5,177,415	2,838,459

Shares redeemed:
Initial Class	(327,904)	(315,825)
Service Class	(3,903,235)	(1,141,725)

	(4,231,139)	(1,457,550)

Net increase (decrease) in shares outstanding:
Initial Class	66,772	730
Service Class	9,040,857	20,200,525

	9,107,629	20,201,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.70	$11.90	$10.27	$9.30	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.14	0.17	0.16	0.19	0.82
Net realized and unrealized gain (loss)	(0.87)	0.24	1.57	0.85	(1.52)

Total investment operations	(0.73)	0.41	1.73	1.04	(0.70)

Distributions:
Net investment income	(0.14)	(0.10)	(0.10)	(0.07)	—
Net realized gains	(0.66)	(0.51)	—	—	—

Total distributions	(0.80)	(0.61)	(0.10)	(0.07)	—

Net asset value, end of period/year	$10.17	$11.70	$11.90	$10.27	$9.30

Total return (D)	(6.38)%	3.42%	16.96%	11.18%	(7.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,709	$34,540	$35,102	$30,317	$29,459
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.59%	0.60%	1.07	%(G)
Including waiver and/or reimbursement and recapture	0.58%	0.57%	0.59%	0.62%	0.80	%(G)
Net investment income (loss) to average net assets (C)	1.22%	1.39%	1.45%	1.95%	13.27	%(G)
Portfolio turnover rate (H)	454%	344%	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.62	$11.83	$10.23	$9.29	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.11	0.14	0.15	0.20	0.54
Net realized and unrealized gain (loss)	(0.86)	0.25	1.54	0.81	(1.25)

Total investment operations	(0.75)	0.39	1.69	1.01	(0.71)

Distributions:
Net investment income	(0.11)	(0.09)	(0.09)	(0.07)	—
Net realized gains	(0.66)	(0.51)	—	—	—

Total distributions	(0.77)	(0.60)	(0.09)	(0.07)	—

Net asset value, end of period/year	$10.10	$11.62	$11.83	$10.23	$9.29

Total return (D)	(6.53)%	3.23%	16.62%	10.85%	(7.10	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$710,709	$713,097	$486,961	$195,145	$96,171
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.84%	0.85%	1.32	%(G)
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.84%	0.87%	1.05	%(G)
Net investment income (loss) to average net assets (C)	1.00%	1.21%	1.39%	1.98%	8.81	%(G)
Portfolio turnover rate (H)	454%	344%	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Aegon Active Asset Allocation - Moderate Growth VP changed its name to Transamerica QS Investors Active Asset Allocation - Moderate Growth VP (the “Portfolio”). Transamerica QS Investors Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$85,806,248	$—	$—	$—	$85,806,248
Total Borrowings	$85,806,248	$—	$—	$—	$85,806,248
Gross amount of recognized liabilities for securities lending transactions					$85,806,248

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million up to $1 billion	0.51%
Over $1 billion up to $1.5 billion	0.49%
Over $1.5 billion up to $2.5 billion	0.48%
Over $2.5 billion	0.47%
Prior to July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.67%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,241,191,153	$ 3,367,854,249

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (3,597)	$ 3,597

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 39,401,777	$ 4,493,575

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,867,681	$ 2,009,313	$ —	$ 7,251,937	$ 25,996,785	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,703,251	$ —	$ (43,895,352)	$ —	$ —	$ (29,519,207)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly “Transamerica AEGON Active Asset Allocation – Moderate Growth VP”) (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,009,313 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 2,372,378	$ 153,516

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

(unaudited)

MARKET ENVIRONMENT

For the second half of 2015, large cap U.S. equities declined and recovered partially by year end. The Russell 1000® Index of large cap U.S. stocks declined by (0.8)%. Small cap stocks, represented by the Russell 2000® Index, did not do as well; they declined by (8.8)%. Non-U.S. stocks also fell, with the MSCI All Country World Index ex-U.S. declining by (9.2)%. On the fixed income side, the investment grade Barclays U.S. Aggregate Bond Index rose by 0.7%.

The second half of 2015 started with bouts of explosive volatility, but markets partially recovered by year end. In July, markets transitioned into crisis mode as irrational behavior in the Greek debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China, where bad economic numbers in August led to a third quarter sell-off that featured a historic explosion of volatility on August 24. Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters worsened by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices threatened stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and the energy sector were hit hard at year end. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

PERFORMANCE

For the year ended December 31, 2015, Transamerica QS Investors Active Asset Allocation - Moderate VP, Initial Class returned (4.05)%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark, returned 0.55%, 0.48%, and 0.02%, respectively.

STRATEGY REVIEW

The Portfolio invests toward a target allocation of 50% equity and 50% fixed income, primarily in exchange-traded funds (“ETFs”) that are designed to track various stock and bond indices. We apply a risk management strategy that is designed to increase investor participation during rising markets while limiting exposure to drawdowns in failing markets. This strategy aims to be below its equity target in downward trending markets and high volatility environments, and increase its equity allocation above its target equity allocation in upward trending markets and low volatility environments.

We use an algorithm to help reduce or increase the Portfolio’s exposure to risk assets when volatility changes or when the market value of the Portfolio declines or increases. Given the up-and-down nature of equity markets in the second half of the year, it was unsurprising the Portfolio underperformed. Active allocation strategies perform best in trending markets and do not do as well in sideways but volatile markets like we experienced in the second half of 2015. Specifically, the Portfolio struggled from a relative perspective at the beginning of October, as it was de-risked in response to September’s market conditions and was unable to fully participate in the early October upswing in the equity markets.

On an absolute basis, iShares Russell 1000 ETF was the largest detractor. The Vanguard FTSE All-World ex-US ETF also weighed. Contributors were led by the Vanguard Total Bond Market ETF. Style allocation effects indicate performance was also helped by the allocations to the iShares MSCI EAFE Minimum Volatility ETF and the iShares MSCI USA Minimum Volatility ETF; these funds lost less than their market capitalization weighted counterparts.

Y. Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	(4.05)%	3.44%	05/01/2011
Barclays U.S. Aggregate Bond Index (A)	0.55%	3.11%
Russell 3000® Index (B)	0.48%	10.90%
Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark (A) (B) (C) (D)	0.02%	5.57%
Service Class	(4.28)%	3.18%	05/01/2011

(A) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark is composed of the following benchmarks: 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000® Index, and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$962.00	$2.82	$1,022.30	$2.91	0.57%
Service Class	1,000.00	961.40	4.05	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.5%
U.S. Equity Funds	24.7
Repurchase Agreement	16.8
International Equity Funds	10.9
Securities Lending Collateral	9.3
International Fixed Income Fund	4.5
Net Other Assets (Liabilities)	(11.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS - 85.6%
International Equity Funds - 10.9%
iShares MSCI EAFE Minimum Volatility ETF	576,109	$ 37,372,191
Vanguard FTSE All-World ex-US ETF	2,443,064	106,053,408
Vanguard Total International Stock ETF	775,395	34,978,068

		178,403,667

International Fixed Income Fund - 4.5%
Vanguard Total International Bond ETF (A)	1,417,583	74,961,789

U.S. Equity Funds - 24.7%
iShares Core S&P 500 ETF (A)	429,333	87,957,452
iShares MSCI USA Minimum Volatility ETF (A)	502,146	20,999,746
iShares Russell 1000 ETF (A)	2,331,735	264,208,893
Vanguard Small-Cap Growth ETF (A)	129,889	15,773,720
Vanguard Small-Cap Value ETF (A)	159,747	15,778,211

		404,718,022

U.S. Fixed Income Funds - 45.5%
iShares Core U.S. Aggregate Bond ETF (A)	1,585,994	171,303,212
iShares TIPS Bond ETF (A)	187,582	20,573,994
SPDR Barclays Convertible Securities ETF (A)	908,209	39,307,285
Vanguard Total Bond Market ETF	6,382,367	515,439,959

		746,624,450

Total Exchange-Traded Funds (Cost $1,429,172,574)		1,404,707,928

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (B)	151,707,187	$ 151,707,187

Total Securities Lending Collateral (Cost $151,707,187)		151,707,187

	Principal	Value
REPURCHASE AGREEMENT - 16.8%
State Street Bank & Trust Co. 0.03% (B), dated 12/31/2015, to be repurchased at $276,404,310 on 01/04/2016. Collateralized by U.S. Government Obligations and a U.S. Government Agency Obligation, 0.50% - 0.88%, due 01/31/2017 - 02/22/2017, and with a total value of $281,934,788.	$ 276,403,389	276,403,389

Total Repurchase Agreement (Cost $276,403,389)		276,403,389

Total Investments (Cost $1,857,283,150) (C)		1,832,818,504
Net Other Assets (Liabilities) - (11.7)%		(192,328,762)

Net Assets - 100.0%		$ 1,640,489,742

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Exchange-Traded Funds	$1,404,707,928	$—	$—	$1,404,707,928
Securities Lending Collateral	151,707,187	—	—	151,707,187
Repurchase Agreement	—	276,403,389	—	276,403,389

Total Investments	$1,556,415,115	$276,403,389	$—	$1,832,818,504

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $148,558,219. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2015.
(C)	Aggregate cost for federal income tax purposes is $1,890,015,111. Aggregate gross unrealized appreciation and depreciation for all securities is $445,168 and $57,641,775, respectively. Net unrealized depreciation for tax purposes is $57,196,607.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Unaffiliated investments, at value (cost $1,580,879,761) (including securities loaned of $148,558,219)	$1,556,415,115
Repurchase agreement, at value (cost $276,403,389)	276,403,389
Receivables:
Shares sold	342,470
Interest	230
Dividends	2,183,775
Net income from securities lending	91,691

Total assets	1,835,436,670

Liabilities:
Payables and other liabilities:
Shares redeemed	3,952
Investments purchased	41,989,499
Investment advisory fees	706,678
Distribution and service fees	349,332
Administration fees	41,991
Transfer agent fees	4,271
Trustees, CCO and deferred compensation fees	2,706
Audit and tax fees	17,192
Custody fees	12,190
Legal fees	22,613
Printing and shareholder reports fees	84,042
Other	5,275
Collateral for securities on loan	151,707,187

Total liabilities	194,946,928

Net assets	$1,640,489,742

Net assets consist of:
Capital stock ($0.01 par value)	$1,557,879
Additional paid-in capital	1,730,769,200
Undistributed (distributions in excess of) net investment income (loss)	19,739,648
Accumulated net realized gain (loss)	(87,112,339)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(24,464,646)

Net assets	$1,640,489,742

Net assets by class:
Initial Class	$2,787,530
Service Class	1,637,702,212

Shares outstanding:
Initial Class	262,474
Service Class	155,525,462

Net asset value and offering price per share:
Initial Class	$10.62
Service Class	10.53

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income from unaffiliated investments	$33,026,142
Interest income from repurchase agreements	8,367
Net income from securities lending	721,118

Total investment income	33,755,627

Expenses:
Investment advisory fees	8,736,905
Distribution and service fees:
Service Class	4,284,186
Administration fees	464,257
Transfer agent fees	24,566
Trustees, CCO and deferred compensation fees	44,281
Audit and tax fees	35,201
Custody fees	59,757
Legal fees	113,915
Printing and shareholder reports fees	166,681
Other	54,792

Total expenses	13,984,541

Net investment income (loss)	19,771,086

Net realized gain (loss) on:
Unaffiliated investments	(70,682,317)
Distributions received from unaffiliated investments	1,518,947

Net realized gain (loss)	(69,163,370)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,706,807)

Net change in unrealized appreciation (depreciation)	(25,706,807)

Net realized and change in unrealized gain (loss)	(94,870,177)

Net increase (decrease) in net assets resulting from operations	$(75,099,091)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$19,771,086	$16,632,751
Net realized gain (loss)	(69,163,370)	58,127,646
Net change in unrealized appreciation (depreciation)	(25,706,807)	(30,217,633)

Net increase (decrease) in net assets resulting from operations	(75,099,091)	44,542,764

Distributions to shareholders:
Net investment income:
Initial Class	(34,206)	(21,706)
Service Class	(16,604,945)	(8,889,195)

Total distributions from net investment income	(16,639,151)	(8,910,901)

Net realized gains:
Initial Class	(118,263)	(68,809)
Service Class	(68,839,141)	(32,946,557)

Total distributions from net realized gains	(68,957,404)	(33,015,366)

Total distributions to shareholders	(85,596,555)	(41,926,267)

Capital share transactions:
Proceeds from shares sold:
Initial Class	648,825	960,614
Service Class	87,934,522	658,777,636

	88,583,347	659,738,250

Dividends and distributions reinvested:
Initial Class	152,469	90,515
Service Class	85,444,086	41,835,752

	85,596,555	41,926,267

Cost of shares redeemed:
Initial Class	(889,508)	(912,877)
Service Class	(65,589,249)	(4,293,000)

	(66,478,757)	(5,205,877)

Net increase (decrease) in net assets resulting from capital share transactions	107,701,145	696,458,640

Net increase (decrease) in net assets	(52,994,501)	699,075,137

Net assets:
Beginning of year	1,693,484,243	994,409,106

End of year	$1,640,489,742	$1,693,484,243

Undistributed (distributions in excess of) net investment income (loss)	$19,739,648	$16,627,888

Capital share transactions - shares:
Shares issued:
Initial Class	55,952	82,847
Service Class	7,598,804	56,538,717

	7,654,756	56,621,564

Shares reinvested:
Initial Class	14,263	7,737
Service Class	8,053,165	3,597,227

	8,067,428	3,604,964

Shares redeemed:
Initial Class	(77,485)	(77,869)
Service Class	(5,958,368)	(369,892)

	(6,035,853)	(447,761)

Net increase (decrease) in shares outstanding:
Initial Class	(7,270)	12,715
Service Class	9,693,601	59,766,052

	9,686,331	59,778,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.68	$11.59	$10.52	$9.71	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.16	0.17	0.18	0.22	0.22
Net realized and unrealized gain (loss)	(0.63)	0.28	1.01	0.62	(0.51)

Total investment operations	(0.47)	0.45	1.19	0.84	(0.29)

Distributions:
Net investment income	(0.13)	(0.09)	(0.06)	(0.02)	—
Net realized gains	(0.46)	(0.27)	(0.06)	(0.01)	—

Total distributions	(0.59)	(0.36)	(0.12)	(0.03)	—

Net asset value, end of period/year	$10.62	$11.68	$11.59	$10.52	$9.71

Total return (D)	(4.05)%	3.88%	11.42%	8.61%	(2.90	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,788	$3,150	$2,979	$1,740	$979
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.58%	0.61%	1.03	%(G)
Including waiver and/or reimbursement and recapture	0.57%	0.57%	0.58%	0.62%	0.80	%(G)
Net investment income (loss) to average net assets (C)	1.38%	1.41%	1.59%	2.18%	3.49	%(G)
Portfolio turnover rate (H)	330%	210%	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.59	$11.52	$10.48	$9.70	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.13	0.15	0.16	0.24	0.23
Net realized and unrealized gain (loss)	(0.62)	0.26	1.00	0.56	(0.53)

Total investment operations	(0.49)	0.41	1.16	0.80	(0.30)

Distributions:
Net investment income	(0.11)	(0.07)	(0.06)	(0.01)	—
Net realized gains	(0.46)	(0.27)	(0.06)	(0.01)	—

Total distributions	(0.57)	(0.34)	(0.12)	(0.02)	—

Net asset value, end of period/year	$10.53	$11.59	$11.52	$10.48	$9.70

Total return (D)	(4.28)%	3.62%	11.12%	8.30%	(3.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,637,702	$1,690,334	$991,431	$304,438	$29,928
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.83%	0.86%	1.28	%(G)
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.83%	0.87%	1.05	%(G)
Net investment income (loss) to average net assets (C)	1.15%	1.26%	1.47%	2.35%	3.57	%(G)
Portfolio turnover rate (H)	330%	210%	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2015, Transamerica Aegon Active Asset Allocation - Moderate VP changed its name to Transamerica QS Investors Active Asset Allocation - Moderate VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$151,707,187	$—	$—	$—	$151,707,187
Total Borrowings	$151,707,187	$—	$—	$—	$151,707,187
Gross amount of recognized liabilities for securities lending transactions					$151,707,187

5. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
Effective July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million up to $1 billion	0.51%
Over $1 billion up to $1.5 billion	0.49%
Over $1.5 billion up to $2.5 billion	0.48%
Over $2.5 billion	0.47%
Prior to July 1, 2015
First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.68%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,446,798,369	$ 5,623,520,373

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (20,175)	$ 20,176

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 47,190,898	$ 7,189,480

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 84,866,547	$ 730,008	$ —	$ 31,463,566	$ 10,462,701	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,739,648	$ —	$ (54,380,378)	$ —	$ —	$ (57,196,607)

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly “Transamerica AEGON Active Asset Allocation – Moderate VP”) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica QS Investors Active Asset Allocation – Moderate VP

(formerly, Transamerica Aegon Active Asset Allocation – Moderate VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $730,008 for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 3,911,632	$ 146,340

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

It was not a banner 12 months for the U.S economy, given another cold winter that was particularly hard on industry in the Northeast and mid-South. Global supply chains tightened considerably in the face of the emerging market headwinds this summer, and the muted economic expansion persisted in the second half of 2015. While the employment picture remained favorable through year-end, the sustainability of that dynamic in the face of commodity-price deflation and uninspiring industrial activity was tenuous.

Sluggish economic conditions in Europe and the emerging markets, coupled with currency instability in China, had investors questioning the timing of the U.S. Federal Reserve’s rate increase. Meanwhile, risk aversion spiked amid widening credit spreads, in part reflecting precarious balance sheets in the energy sector amid low oil prices. The late-year market pullback was reminiscent of similar extreme volatility in the summer, which was driven by many of these same considerations, as well as another chapter in Greece’s debt talks.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Systematic Small/Mid Cap Value VP, Initial Class returned (2.51)%. By comparison, its benchmark, the Russell 2500® Value Index, returned (5.49)%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year. Amid the volatility and resultant flight to quality by investors, our focus on balance sheet strength, low debt levels, and high interest coverage ratios paid off nicely. This was especially true in the energy sector, where average valuations fell more than 40% amid the precipitous fall in oil prices. In addition, a rotation away from junior exploration and production and energy-services companies toward higher-quality refiners, which generally benefit from low oil feedstock costs, added value versus the benchmark.

Strong stock selection drove all of the Portfolio’s outperformance, led by holdings in the consumer discretionary, energy, industrial and health care sectors. Utilities was the only sector in which stock selection detracted. The underperformance in utilities was largely interest rate-driven, as an underweight to higher-yielding, regulated utilities (and an overweight to more cyclically-oriented, unregulated utilities) was a headwind in a period in which interest rates fell on a year-over-year basis.

In terms of sector allocation, we encountered a slight headwind. While the Portfolio’s overweight in the health care and information technology sectors added relative value, an underweight in financials hurt. Within financials, we were significantly underweight real estate investment trusts (“REITs”), which performed relatively well. We generally find REITs expensive, given the success they have had attracting investment from yield-hungry investors in the low interest rate environment of recent years.

Kenneth Burgess, CFA

Ron Mushock, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.51)%	9.64%	9.93%	05/04/1993
Russell 2500® Value Index (A)	(5.49)%	9.23%	6.51%
Service Class	(2.73)%	9.37%	9.65%	05/03/2004

(A) The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$942.50	$4.11	$1,021.00	$4.28	0.84%
Service Class	1,000.00	941.40	5.33	1,019.70	5.55	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	16.5
Repurchase Agreement	1.3
Master Limited Partnership	0.6
Net Other Assets (Liabilities)	(16.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 0.8%
Aerovironment, Inc. (A) (B)	57,950	$ 1,707,787
Curtiss-Wright Corp.	22,750	1,558,375
Orbital ATK, Inc.	18,324	1,637,066

		4,903,228

Airlines - 0.4%
American Airlines Group, Inc.	60,970	2,582,080

Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc. (B)	67,250	1,273,715
Dana Holding Corp. (A)	71,050	980,490
Gentex Corp. (A)	53,100	850,131
Stoneridge, Inc. (B)	78,800	1,166,240

		4,270,576

Banks - 7.6%
Berkshire Hills Bancorp, Inc.	82,212	2,393,191
First Citizens BancShares, Inc., Class A	18,657	4,816,678
First Community Bancshares, Inc.	139,554	2,599,891
First Republic Bank, Class A	25,525	1,686,181
Lakeland Bancorp, Inc., Class A	236,575	2,789,219
Sandy Spring Bancorp, Inc.	108,275	2,919,094
Sterling Bancorp	203,000	3,292,660
SunTrust Banks, Inc.	224,355	9,611,368
Umpqua Holdings Corp. (A)	88,975	1,414,703
United Community Banks, Inc.	79,325	1,546,044
Washington Trust Bancorp, Inc. (A)	38,303	1,513,735
Webster Financial Corp. (A)	241,185	8,969,670
Wilshire Bancorp, Inc.	151,300	1,747,515

		45,299,949

Building Products - 1.2%
Caesarstone Sdot-Yam, Ltd. (B)	94,000	4,073,960
Continental Building Products, Inc. (A) (B)	165,175	2,883,955
Gibraltar Industries, Inc. (B)	6,900	175,536
Quanex Building Products Corp. (A)	4,150	86,528

		7,219,979

Capital Markets - 4.4%
E*TRADE Financial Corp. (B)	388,520	11,515,733
Invesco, Ltd.	225,490	7,549,405
Janus Capital Group, Inc. (A)	108,975	1,535,458
Piper Jaffray Cos. (B)	39,100	1,579,640
Raymond James Financial, Inc.	24,850	1,440,554
Stifel Financial Corp. (B)	44,150	1,870,194
Waddell & Reed Financial, Inc., Class A (A)	32,825	940,765

		26,431,749

Chemicals - 2.6%
Albemarle Corp. (A)	178,065	9,973,421
Celanese Corp., Series A	69,655	4,689,871
FutureFuel Corp.	61,050	824,175

		15,487,467

Commercial Services & Supplies - 0.7%
HNI Corp.	43,800	1,579,428
KAR Auction Services, Inc.	18,430	682,463
Knoll, Inc.	51,050	959,740
Tetra Tech, Inc.	38,625	1,005,022

		4,226,653

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 1.4%
Harmonic, Inc. (A) (B)	158,625	$ 645,604
Harris Corp.	66,175	5,750,608
KVH Industries, Inc. (B)	213,132	2,007,703

		8,403,915

Construction & Engineering - 2.4%
Comfort Systems USA, Inc., Class A	78,625	2,234,522
EMCOR Group, Inc.	54,150	2,601,366
Granite Construction, Inc.	49,300	2,115,463
KBR, Inc.	431,940	7,308,425

		14,259,776

Consumer Finance - 1.0%
Synchrony Financial (A) (B)	202,560	6,159,850

Containers & Packaging - 1.8%
Berry Plastics Group, Inc. (B)	159,420	5,767,816
Crown Holdings, Inc. (B)	46,465	2,355,776
International Paper Co.	72,725	2,741,732

		10,865,324

Diversified Consumer Services - 1.3%
ServiceMaster Global Holdings, Inc. (B)	197,600	7,753,824

Diversified Financial Services - 1.1%
Voya Financial, Inc.	182,100	6,721,311

Diversified Telecommunication Services - 1.7%
Level 3 Communications, Inc. (B)	189,980	10,327,313

Electric Utilities - 1.1%
Exelon Corp.	233,060	6,472,076

Electrical Equipment - 0.4%
Regal Beloit Corp.	42,075	2,462,229

Electronic Equipment, Instruments & Components - 2.7%
Belden, Inc.	23,450	1,118,096
Control4 Corp. (A) (B)	400,725	2,913,271
Daktronics, Inc.	82,425	718,746
Orbotech, Ltd. (B)	206,913	4,578,984
Rofin-Sinar Technologies, Inc. (B)	62,700	1,679,106
Universal Display Corp., Class A (A) (B)	57,250	3,116,690
Vishay Intertechnology, Inc. (A)	157,500	1,897,875

		16,022,768

Energy Equipment & Services - 0.7%
Precision Drilling Corp. (A)	1,071,595	4,222,084

Food Products - 1.1%
J&J Snack Foods Corp.	7,250	845,858
Pinnacle Foods, Inc.	138,290	5,871,793

		6,717,651

Health Care Equipment & Supplies - 3.2%
AngioDynamics, Inc. (A) (B)	122,775	1,490,488
Boston Scientific Corp. (B)	385,920	7,116,365
DENTSPLY International, Inc.	32,200	1,959,370
Globus Medical, Inc., Class A (A) (B)	237,505	6,607,389
Greatbatch, Inc. (B)	35,450	1,861,125

		19,034,737

Health Care Providers & Services - 4.4%
AMN Healthcare Services, Inc. (B)	58,400	1,813,320
Amsurg Corp., Class A (B)	76,840	5,839,840
Centene Corp. (A) (B)	54,140	3,562,953
Health Net, Inc. (B)	31,100	2,129,106

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
HealthSouth Corp. (A)	51,375	$ 1,788,364
PharMerica Corp. (B)	62,775	2,197,125
VCA, Inc. (B)	121,125	6,661,875
WellCare Health Plans, Inc. (B)	24,825	1,941,563

		25,934,146

Health Care Technology - 0.3%
Omnicell, Inc. (B)	61,375	1,907,535

Hotels, Restaurants & Leisure - 2.0%
Churchill Downs, Inc.	19,300	2,730,757
MGM Resorts International (B)	405,145	9,204,894

		11,935,651

Household Durables - 1.3%
Harman International Industries, Inc. (A)	17,925	1,688,714
Helen of Troy, Ltd. (A) (B)	18,275	1,722,419
La-Z-Boy, Inc.	68,975	1,684,369
Newell Rubbermaid, Inc.	65,620	2,892,530

		7,988,032

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A	22,500	2,290,500

Independent Power and Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	192,660	2,267,608

Insurance - 4.2%
Aspen Insurance Holdings, Ltd.	36,200	1,748,460
Endurance Specialty Holdings, Ltd.	57,030	3,649,350
Hartford Financial Services Group, Inc.	24,455	1,062,814
RenaissanceRe Holdings, Ltd.	28,745	3,253,646
Selective Insurance Group, Inc.	141,383	4,747,641
United Fire Group, Inc.	132,889	5,090,978
Validus Holdings, Ltd.	35,175	1,628,251
XL Group PLC, Class A	94,070	3,685,663

		24,866,803

Internet & Catalog Retail - 0.2%
Nutrisystem, Inc.	47,600	1,030,064

Internet Software & Services - 0.3%
IAC/InterActiveCorp	28,625	1,718,931

IT Services - 1.4%
CoreLogic, Inc. (B)	39,060	1,322,572
Global Payments, Inc.	80,420	5,187,894
Sykes Enterprises, Inc. (B)	62,425	1,921,441

		8,431,907

Life Sciences Tools & Services - 0.6%
Waters Corp. (B)	26,885	3,618,183

Machinery - 5.5%
Allison Transmission Holdings, Inc., Class A (A)	322,055	8,338,004
Altra Industrial Motion Corp.	54,800	1,374,384
Columbus McKinnon Corp.	26,200	495,180
Douglas Dynamics, Inc.	74,500	1,569,715
ITT Corp.	163,730	5,946,674
Mueller Industries, Inc.	57,925	1,569,767
NN, Inc. (A)	96,000	1,530,240
Oshkosh Corp. (A)	26,200	1,022,848
Stanley Black & Decker, Inc.	45,145	4,818,326
Trinity Industries, Inc. (A)	157,405	3,780,868
Watts Water Technologies, Inc., Class A	41,025	2,037,712

		32,483,718

	Shares	Value
COMMON STOCKS (continued)
Media - 1.9%
AMC Networks, Inc., Class A (A) (B)	14,825	$ 1,107,131
CBS Corp., Class B	58,270	2,746,265
Starz, Class A (B)	64,475	2,159,913
TEGNA, Inc.	200,045	5,105,148

		11,118,457

Metals & Mining - 0.9%
Kaiser Aluminum Corp.	22,750	1,903,265
Nucor Corp.	89,050	3,588,715

		5,491,980

Multi-Utilities - 4.2%
Ameren Corp.	138,160	5,972,657
DTE Energy Co.	111,595	8,948,803
NorthWestern Corp. (A)	79,000	4,285,750
PG&E Corp.	104,285	5,546,919

		24,754,129

Oil, Gas & Consumable Fuels - 4.9%
Alon USA Energy, Inc. (A)	59,250	879,270
Callon Petroleum Co. (A) (B)	91,950	766,863
Devon Energy Corp., Class A	40,840	1,306,880
Energen Corp. (A)	112,170	4,597,848
Gulfport Energy Corp. (B)	69,100	1,697,787
Hess Corp. (A)	132,360	6,416,813
Newfield Exploration Co. (B)	168,200	5,476,592
REX American Resources Corp., Class A (A) (B)	28,275	1,528,829
Valero Energy Corp.	38,850	2,747,083
Western Refining, Inc.	40,350	1,437,267
WPX Energy, Inc. (A) (B)	441,575	2,534,641

		29,389,873

Paper & Forest Products - 0.5%
Domtar Corp.	45,300	1,673,835
P.H. Glatfelter Co.	65,600	1,209,664

		2,883,499

Pharmaceuticals - 0.4%
Nektar Therapeutics (A) (B)	155,600	2,621,860

Professional Services - 0.6%
Heidrick & Struggles International, Inc.	37,925	1,032,319
On Assignment, Inc. (B)	50,000	2,247,500

		3,279,819

Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc.	79,830	7,213,439
BioMed Realty Trust, Inc., Class B (A)	61,500	1,456,935
Brandywine Realty Trust	178,975	2,444,799
Community Healthcare Trust, Inc. (A)	57,875	1,066,636
DiamondRock Hospitality Co.	250,025	2,412,741
DuPont Fabros Technology, Inc. (A)	197,640	6,282,976
EPR Properties	54,355	3,177,050
Liberty Property Trust, Series C	335,825	10,427,366
National Retail Properties, Inc.	60,900	2,439,045
Physicians Realty Trust	155,000	2,613,300
Piedmont Office Realty Trust, Inc., Class A	54,475	1,028,488
SL Green Realty Corp. (A)	62,490	7,060,120
Summit Hotel Properties, Inc.	270,700	3,234,865
Sunstone Hotel Investors, Inc. (A)	355,700	4,442,693

		55,300,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development - 1.1%
CBRE Group, Inc., Class A (B)	190,845	$ 6,599,420

Road & Rail - 0.5%
AMERCO	8,025	3,125,738

Semiconductors & Semiconductor Equipment - 5.5%
Brooks Automation, Inc., Class A (A)	188,975	2,018,253
Cirrus Logic, Inc. (B)	129,190	3,814,981
Cohu, Inc.	71,725	865,721
Entegris, Inc. (B)	178,300	2,366,041
GSI Technology, Inc. (B)	85,900	319,548
Integrated Device Technology, Inc. (B)	114,675	3,021,686
Lam Research Corp.	46,780	3,715,268
Mellanox Technologies, Ltd. (A) (B)	65,920	2,777,869
MKS Instruments, Inc.	43,300	1,558,800
Qorvo, Inc. (B)	43,325	2,205,242
Sigma Designs, Inc. (B)	238,650	1,508,268
Silicon Motion Technology Corp., ADR (A)	94,200	2,954,112
Skyworks Solutions, Inc.	53,565	4,115,399
Xcerra Corp. (B)	301,400	1,823,470

		33,064,658

Software - 0.7%
Activision Blizzard, Inc. (A)	75,150	2,909,057
TiVo, Inc. (B)	142,900	1,233,227

		4,142,284

Specialty Retail - 3.5%
Abercrombie & Fitch Co., Class A (A)	107,750	2,909,250
American Eagle Outfitters, Inc. (A)	728,445	11,290,897
Express, Inc. (B)	124,700	2,154,816
Finish Line, Inc., Class A	52,000	940,160
Foot Locker, Inc. (A)	28,975	1,885,983
Guess?, Inc. (A)	101,375	1,913,960

		21,095,066

Technology Hardware, Storage & Peripherals - 0.8%
QLogic Corp. (B)	74,225	905,545
Western Digital Corp. (A)	59,305	3,561,265

		4,466,810

Textiles, Apparel & Luxury Goods - 0.9%
PVH Corp.	58,120	4,280,538
Steven Madden, Ltd., Class B (B)	42,425	1,282,083

		5,562,621

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 1.8%
Dime Community Bancshares, Inc.	106,225	$ 1,857,875
Oritani Financial Corp.	51,725	853,463
Provident Financial Services, Inc.	100,000	2,015,000
TrustCo Bank Corp.	130,700	802,498
United Financial Bancorp, Inc.	191,681	2,468,851
Washington Federal, Inc. (A)	124,825	2,974,580

		10,972,267

Trading Companies & Distributors - 0.6%
AerCap Holdings NV (B)	75,260	3,248,222

Wireless Telecommunication Services - 0.7%
SBA Communications Corp., Class A (B)	40,720	4,278,450

Total Common Stocks (Cost $566,209,320)		585,713,223

MASTER LIMITED PARTNERSHIP - 0.6%
Capital Markets - 0.6%
Lazard, Ltd., Class A	81,465	3,666,740

Total Master Limited Partnership (Cost $4,127,065)		3,666,740

SECURITIES LENDING COLLATERAL - 16.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	98,711,473	98,711,473

Total Securities Lending Collateral (Cost $98,711,473)		98,711,473

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $7,517,159 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 03/31/2019, and with a value of $7,670,811.	$ 7,517,134	7,517,134

Total Repurchase Agreement (Cost $7,517,134)		7,517,134

Total Investments (Cost $676,564,992) (D)		695,608,570
Net Other Assets (Liabilities) - (16.5)%		(98,683,759)

Net Assets - 100.0%		$ 596,924,811

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$585,713,223	$—	$—	$585,713,223
Master Limited Partnership	3,666,740	—	—	3,666,740
Securities Lending Collateral	98,711,473	—	—	98,711,473
Repurchase Agreement	—	7,517,134	—	7,517,134

Total Investments	$688,091,436	$7,517,134	$—	$695,608,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $96,231,307. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $680,122,780. Aggregate gross unrealized appreciation and depreciation for all securities is $58,900,351 and $43,414,561, respectively. Net unrealized appreciation for tax purposes is $15,485,790.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $669,047,858) (including securities loaned of $96,231,307)	$688,091,436
Repurchase agreement, at value (cost $7,517,134)	7,517,134
Cash	51,904
Receivables:
Shares sold	6,321
Investments sold	1,195,991
Interest	6
Dividends	1,421,864
Tax reclaims	6,213
Net income from securities lending	27,616

Total assets	698,318,485

Liabilities:
Payables and other liabilities:
Shares redeemed	1,197,212
Investments purchased	869,017
Investment advisory fees	434,632
Distribution and service fees	34,653
Administration fees	16,536
Transfer agent fees	1,975
Trustees, CCO and deferred compensation fees	1,222
Audit and tax fees	13,831
Custody fees	22,174
Legal fees	11,290
Printing and shareholder reports fees	77,112
Other	2,547
Collateral for securities on loan	98,711,473

Total liabilities	101,393,674

Net assets	$596,924,811

Net assets consist of:
Capital stock ($0.01 par value)	$313,210
Additional paid-in capital	526,540,183
Undistributed (distributions in excess of) net investment income (loss)	3,995,275
Accumulated net realized gain (loss)	47,032,838
Net unrealized appreciation (depreciation) on:
Investments	19,043,578
Translation of assets and liabilities denominated in foreign currencies	(273)

Net assets	$596,924,811

Net assets by class:
Initial Class	$436,363,737
Service Class	160,561,074

Shares outstanding:
Initial Class	22,772,081
Service Class	8,548,962

Net asset value and offering price per share:
Initial Class	$19.16
Service Class	18.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$12,110,484
Interest income	1,118
Net income from securities lending	297,190
Withholding taxes on foreign income	(53,089)

Total investment income	12,355,703

Expenses:
Investment advisory fees	6,357,420
Distribution and service fees:
Service Class	429,422
Administration fees	219,249
Transfer agent fees	11,356
Trustees, CCO and deferred compensation fees	20,660
Audit and tax fees	22,629
Custody fees	115,160
Legal fees	54,926
Printing and shareholder reports fees	53,353
Other	28,286

Total expenses	7,312,461

Net investment income (loss)	5,043,242

Net realized gain (loss) on:
Investments	48,676,722
Foreign currency transactions	(6,420)

Net realized gain (loss)	48,670,302

Net change in unrealized appreciation (depreciation) on:
Investments	(70,205,207)
Translation of assets and liabilities denominated in foreign currencies	2,104

Net change in unrealized appreciation (depreciation)	(70,203,103)

Net realized and change in unrealized gain (loss)	(21,532,801)

Net increase (decrease) in net assets resulting from operations	$(16,489,559)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$5,043,242	$6,954,398
Net realized gain (loss)	48,670,302	94,959,166
Net change in unrealized appreciation (depreciation)	(70,203,103)	(58,994,902)

Net increase (decrease) in net assets resulting from operations	(16,489,559)	42,918,662

Distributions to shareholders:
Net investment income:
Initial Class	(6,519,736)	(5,711,731)
Service Class	(1,362,635)	(1,054,227)

Total distributions from net investment income	(7,882,371)	(6,765,958)

Net realized gains:
Initial Class	(74,401,852)	(60,978,298)
Service Class	(20,451,004)	(14,732,282)

Total distributions from net realized gains	(94,852,856)	(75,710,580)

Total distributions to shareholders	(102,735,227)	(82,476,538)

Capital share transactions:
Proceeds from shares sold:
Initial Class	18,149,711	38,106,423
Service Class	14,596,964	24,183,930

	32,746,675	62,290,353

Dividends and distributions reinvested:
Initial Class	80,921,588	66,690,029
Service Class	21,813,639	15,786,509

	102,735,227	82,476,538

Cost of shares redeemed:
Initial Class	(256,537,006)	(125,740,756)
Service Class	(24,878,439)	(24,385,919)

	(281,415,445)	(150,126,675)

Net increase (decrease) in net assets resulting from capital share transactions	(145,933,543)	(5,359,784)

Net increase (decrease) in net assets	(265,158,329)	(44,917,660)

Net assets:
Beginning of year	862,083,140	907,000,800

End of year	$596,924,811	$862,083,140

Undistributed (distributions in excess of) net investment income (loss)	$3,995,275	$6,842,711

Capital share transactions - shares:
Shares issued:
Initial Class	850,320	1,605,628
Service Class	697,235	1,057,391

	1,547,555	2,663,019

Shares reinvested:
Initial Class	4,288,373	2,954,808
Service Class	1,178,478	711,425

	5,466,851	3,666,233

Shares redeemed:
Initial Class	(12,638,619)	(5,520,374)
Service Class	(1,204,139)	(1,081,098)

	(13,842,758)	(6,601,472)

Net increase (decrease) in shares outstanding:
Initial Class	(7,499,926)	(959,938)
Service Class	671,574	687,718

	(6,828,352)	(272,220)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$22.68	$23.67	$17.47	$20.28	$20.87

Investment operations:
Net investment income (loss) (A)	0.15	0.19	0.20	0.22	0.10
Net realized and unrealized gain (loss)	(0.77)	1.04	6.13	2.82	(0.66)

Total investment operations	(0.62)	1.23	6.33	3.04	(0.56)

Distributions:
Net investment income	(0.23)	(0.19)	(0.09)	(0.12)	(0.03)
Net realized gains	(2.67)	(2.03)	(0.04)	(5.73)	—

Total distributions	(2.90)	(2.22)	(0.13)	(5.85)	(0.03)

Net asset value, end of year	$19.16	$22.68	$23.67	$17.47	$20.28

Total return (B)	(2.51)%	5.23%	36.32%	16.39%	(2.66)%

Ratio and supplemental data:
Net assets end of year (000’s)	$436,364	$686,546	$739,394	$233,808	$223,957
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.86%	0.89%	0.90%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.86%	0.89%	0.89%
Net investment income (loss) to average net assets	0.67%	0.82%	0.96%	1.08%	0.50%
Portfolio turnover rate	64%	95%	106%	76%	174	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$22.28	$23.31	$17.22	$20.07	$20.67

Investment operations:
Net investment income (loss) (A)	0.09	0.13	0.15	0.16	0.06
Net realized and unrealized gain (loss)	(0.74)	1.02	6.04	2.78	(0.65)

Total investment operations	(0.65)	1.15	6.19	2.94	(0.59)

Distributions:
Net investment income	(0.18)	(0.15)	(0.06)	(0.06)	(0.01)
Net realized gains	(2.67)	(2.03)	(0.04)	(5.73)	—

Total distributions	(2.85)	(2.18)	(0.10)	(5.79)	(0.01)

Net asset value, end of year	$18.78	$22.28	$23.31	$17.22	$20.07

Total return (B)	(2.73)%	4.93%	36.04%	16.04%	(2.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$160,561	$175,537	$167,607	$78,008	$70,318
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%	1.10%	1.11%	1.14%	1.15%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.11%	1.14%	1.14%
Net investment income (loss) to average net assets	0.43%	0.58%	0.71%	0.83%	0.29%
Portfolio turnover rate	64%	95%	106%	76%	174	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Systematic Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.
Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $111,972.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$98,711,473	$—	$—	$—	$98,711,473
Total Borrowings	$98,711,473	$—	$—	$—	$98,711,473
Gross amount of recognized liabilities for securities lending transactions					$98,711,473

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$7,727	0.00	%(A)
Transamerica Asset Allocation – Growth VP	5,153,121	0.86
Transamerica Asset Allocation – Moderate Growth VP	54,091,386	9.06
Transamerica Asset Allocation – Moderate VP	30,331,668	5.08
Transamerica Madison Balanced Allocation VP	7,678,814	1.29
Transamerica Madison Conservative Allocation VP	2,774,978	0.47
Total	$100,037,694	16.76%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.80%
Over $500 million	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.89%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 509,354,698	$ —	$ 746,600,217	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (8,307)	$ 8,307

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 36,908,091	$ 65,827,136	$ —	$ 35,319,492	$ 47,157,046	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,995,275	$ 50,590,626	$ —	$ —	$ —	$ 15,485,517

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Systematic Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Systematic Small/Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Systematic Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $65,827,136 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities posted modest gains over the 12-month period ended December 31, 2015. As measured by the various Russell indexes, large-cap stocks performed better than their mid- and small-cap counterparts, as both of the latter ended in negative territory overall. Growth outperformed value across all capitalization levels, particularly among small-cap stocks. Within the MSCI U.S. Small Cap Growth Index, the majority of sectors ended down for the period. Health care was the most notable exception, along with telecommunication services, information technology, and consumer staples. Energy suffered the greatest losses, followed by utilities and materials.

PERFORMANCE

For the year ended December 31, 2015, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 2.43%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned (3.05)%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

During the year, the Portfolio outperformed its benchmark due to favorable stock selection, particularly in the health care, industrial, business services and information technology sectors.

Health care proved to be the greatest contributor thanks to a positive stock selection. Pharmacyclics, a biotechnology firm that focuses on therapies for cancer and immune diseases, beat sales estimates for an important drug and was later acquired by AbbVie. Incyte Corp., another biotechnology firm that works in the area of cancer and rheumatoid arthritis therapies, benefited from strong sales of one of its primary drugs. Shares in Salix Pharmaceuticals rose when Valeant Pharmaceuticals outbid another company to purchase the firm and its market-leading gastrointestinal franchise.

In industrials and business services, the Portfolio’s holdings also outperformed, led by Acuity Brands, Inc. and John Bean Technologies Corp. Lighting firm Acuity Brands, Inc. posted strong sales driven by LED-based fixtures, particularly in its nonresidential segment. Food processing manufacturer John Bean Technologies Corp. continued its turnaround, on the strength of cost-cutting measures and well-integrated acquisitions.

Information technology was another area of relative strength, driven by good stock selection. Tyler Technologies, Inc., which provides technology and management services to municipal governments, generated strong bookings and recently acquired a competitor.

An underweight in telecommunication services weighed on performance. The sector was among the leading performers in the benchmark, making our very small level of exposure disadvantageous.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.43%	13.09%	9.58%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	(3.05)%	11.17%	8.78%
Service Class	2.16%	12.81%	9.30%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$936.30	$4.00	$1,021.10	$4.18	0.82%
Service Class	1,000.00	935.20	5.22	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Securities Lending Collateral	23.7
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(23.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.0%
Aerojet Rocketdyne Holdings, Inc. (A) (B)	78,800	$ 1,234,008
Esterline Technologies Corp. (A)	13,100	1,061,100
HEICO Corp., Class A (B)	64,181	3,157,705
Hexcel Corp.	59,100	2,745,195
Teledyne Technologies, Inc. (A)	45,200	4,009,240

		12,207,248

Airlines - 0.5%
Allegiant Travel Co., Class A	9,300	1,560,819
Spirit Airlines, Inc. (A) (B)	29,700	1,183,545

		2,744,364

Auto Components - 0.7%
Gentherm, Inc. (A)	39,600	1,877,040
Tenneco, Inc. (A)	45,500	2,088,905

		3,965,945

Banks - 1.3%
Signature Bank (A)	29,000	4,447,730
SVB Financial Group (A)	21,800	2,592,020
Texas Capital Bancshares, Inc. (A)	20,900	1,032,878

		8,072,628

Beverages - 0.5%
Boston Beer Co., Inc., Class A (A) (B)	15,900	3,210,369

Biotechnology - 8.1%
ACADIA Pharmaceuticals, Inc. (A) (B)	49,800	1,775,370
Acceleron Pharma, Inc. (A)	19,000	926,440
Acorda Therapeutics, Inc. (A)	20,900	894,102
Agios Pharmaceuticals, Inc. (A) (B)	11,000	714,120
Alkermes PLC (A)	33,700	2,675,106
Alnylam Pharmaceuticals, Inc. (A) (B)	16,300	1,534,482
AMAG Pharmaceuticals, Inc. (A) (B)	27,000	815,130
Anacor Pharmaceuticals, Inc. (A) (B)	23,200	2,620,904
BioCryst Pharmaceuticals, Inc. (A)	25,500	263,160
BioMarin Pharmaceutical, Inc. (A)	12,600	1,319,976
Bluebird Bio, Inc. (A) (B)	15,700	1,008,254
Cepheid (A) (B)	47,100	1,720,563
Clovis Oncology, Inc. (A) (B)	10,600	371,000
Dyax Corp. (A)	69,300	2,607,066
Exelixis, Inc. (A) (B)	135,000	761,400
Incyte Corp. (A) (B)	34,300	3,719,835
Insmed, Inc. (A) (B)	75,500	1,370,325
Insys Therapeutics, Inc. (A) (B)	26,300	752,969
Intercept Pharmaceuticals, Inc. (A) (B)	1,500	224,025
Ionis Pharmaceuticals, Inc. (A) (B)	30,600	1,895,058
Ligand Pharmaceuticals, Inc., Class B (A) (B)	22,000	2,385,240
Medivation, Inc. (A)	12,800	618,752
Neurocrine Biosciences, Inc. (A)	72,200	4,084,354
Novavax, Inc. (A) (B)	165,200	1,386,028
Ophthotech Corp. (A)	14,100	1,107,273
OPKO Health, Inc. (A) (B)	142,600	1,433,130
Prothena Corp. PLC (A)	23,000	1,566,530
Puma Biotechnology, Inc. (A) (B)	9,400	736,960
Regulus Therapeutics, Inc. (A) (B)	28,200	245,904
Repligen Corp. (A) (B)	27,400	775,146
Seattle Genetics, Inc. (A) (B)	33,800	1,516,944
Spark Therapeutics, Inc. (A)	7,000	317,170
TESARO, Inc. (A) (B)	19,100	999,312
Ultragenyx Pharmaceutical, Inc. (A) (B)	15,300	1,716,354

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
United Therapeutics Corp. (A)	16,500	$ 2,584,065

		49,442,447

Building Products - 1.0%
AAON, Inc.	67,750	1,573,155
Lennox International, Inc. (B)	36,700	4,583,830

		6,156,985

Capital Markets - 1.2%
Affiliated Managers Group, Inc. (A)	4,300	686,968
E*TRADE Financial Corp. (A)	109,760	3,253,286
Financial Engines, Inc. (B)	35,600	1,198,652
Waddell & Reed Financial, Inc., Class A (B)	68,600	1,966,076

		7,104,982

Chemicals - 1.8%
Minerals Technologies, Inc.	26,600	1,219,876
NewMarket Corp. (B)	9,500	3,616,935
PolyOne Corp.	106,500	3,382,440
Stepan Co.	19,300	959,017
WR Grace & Co. (A)	18,000	1,792,620

		10,970,888

Commercial Services & Supplies - 2.0%
Clean Harbors, Inc. (A) (B)	29,900	1,245,335
Healthcare Services Group, Inc. (B)	65,600	2,287,472
Rollins, Inc. (B)	127,725	3,308,077
Team, Inc. (A)	24,700	789,412
US Ecology, Inc.	47,300	1,723,612
Waste Connections, Inc.	38,387	2,161,956
West Corp.	32,500	701,025

		12,216,889

Communications Equipment - 1.3%
ARRIS Group, Inc. (A)	84,700	2,589,279
EchoStar Corp., Class A (A)	29,900	1,169,389
Lumentum Holdings, Inc. (A)	4,920	108,339
NetScout Systems, Inc. (A)	46,500	1,427,550
Plantronics, Inc.	36,000	1,707,120
Polycom, Inc. (A)	55,024	692,752

		7,694,429

Consumer Finance - 0.3%
PRA Group, Inc. (A) (B)	50,400	1,748,376

Containers & Packaging - 1.2%
Berry Plastics Group, Inc. (A)	112,200	4,059,396
Graphic Packaging Holding Co.	233,300	2,993,239

		7,052,635

Distributors - 0.8%
Pool Corp.	57,500	4,644,850

Diversified Consumer Services - 1.4%
Capella Education Co.	22,900	1,058,438
Service Corp., International	74,100	1,928,082
ServiceMaster Global Holdings, Inc. (A)	118,000	4,630,320
Sotheby’s, Class A (B)	31,900	821,744

		8,438,584

Diversified Financial Services - 2.7%
CBOE Holdings, Inc.	68,600	4,452,140
FactSet Research Systems, Inc. (B)	20,250	3,292,043
MarketAxess Holdings, Inc.	44,000	4,909,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (continued)
MSCI, Inc., Class A	48,788	$ 3,519,078
NewStar Financial, Inc. (A)	21,100	189,478

		16,362,699

Electrical Equipment - 1.1%
Acuity Brands, Inc.	19,700	4,605,860
AZZ, Inc.	22,900	1,272,553
Generac Holdings, Inc. (A) (B)	23,800	708,526

		6,586,939

Electronic Equipment, Instruments & Components - 1.8%
Anixter International, Inc. (A)	27,400	1,654,686
Cognex Corp.	61,800	2,086,986
Coherent, Inc. (A)	27,200	1,770,992
FEI Co.	34,000	2,712,860
OSI Systems, Inc. (A)	28,500	2,526,810

		10,752,334

Energy Equipment & Services - 0.7%
Atwood Oceanics, Inc. (B)	15,000	153,450
Core Laboratories NV (B)	6,900	750,306
Dril-Quip, Inc., Class A (A) (B)	26,000	1,539,980
Oceaneering International, Inc.	25,300	949,256
Oil States International, Inc. (A)	19,900	542,275
Tesco Corp., Class B (B)	36,600	264,984

		4,200,251

Food & Staples Retailing - 1.5%
Casey’s General Stores, Inc. (B)	51,500	6,203,175
Rite Aid Corp. (A)	386,800	3,032,512

		9,235,687

Food Products - 1.4%
Cal-Maine Foods, Inc. (B)	12,800	593,152
J&J Snack Foods Corp.	46,100	5,378,487
TreeHouse Foods, Inc. (A)	35,400	2,777,484

		8,749,123

Health Care Equipment & Supplies - 5.3%
Abaxis, Inc. (B)	25,200	1,403,136
Align Technology, Inc. (A)	63,600	4,188,060
Cantel Medical Corp.	31,900	1,982,266
Cooper Cos., Inc.	12,200	1,637,240
DexCom, Inc. (A)	53,000	4,340,700
Halyard Health, Inc. (A) (B)	44,100	1,473,381
HeartWare International, Inc. (A) (B)	1,300	65,520
ICU Medical, Inc., Class B (A)	19,600	2,210,488
IDEXX Laboratories, Inc. (A) (B)	28,500	2,078,220
Inogen, Inc. (A)	31,400	1,258,826
Masimo Corp. (A)	49,200	2,042,292
Natus Medical, Inc. (A)	51,600	2,479,380
Sirona Dental Systems, Inc. (A)	30,500	3,341,885
West Pharmaceutical Services, Inc. (B)	60,400	3,637,288

		32,138,682

Health Care Providers & Services - 3.7%
Air Methods Corp. (A) (B)	24,100	1,010,513
Centene Corp. (A) (B)	59,400	3,909,114
Chemed Corp. (B)	19,900	2,981,020
Corvel Corp. (A)	35,600	1,563,552
Health Net, Inc. (A)	32,100	2,197,566
HealthSouth Corp. (B)	56,800	1,977,208

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
MEDNAX, Inc. (A)	30,000	$ 2,149,800
Team Health Holdings, Inc. (A)	64,000	2,808,960
US Physical Therapy, Inc. (B)	38,300	2,055,944
WellCare Health Plans, Inc. (A)	26,400	2,064,744

		22,718,421

Health Care Technology - 0.4%
athenahealth, Inc. (A) (B)	4,700	756,559
Omnicell, Inc. (A)	50,100	1,557,108

		2,313,667

Hotels, Restaurants & Leisure - 6.4%
Brinker International, Inc. (B)	72,000	3,452,400
Buffalo Wild Wings, Inc. (A) (B)	13,600	2,171,240
Cheesecake Factory, Inc. (B)	23,300	1,074,363
Choice Hotels International, Inc. (B)	50,000	2,520,500
Churchill Downs, Inc.	7,100	1,004,579
Denny’s Corp. (A) (B)	283,400	2,785,822
Diamond Resorts International, Inc. (A) (B)	104,400	2,663,244
Domino’s Pizza, Inc. (B)	56,400	6,274,500
Jack in the Box, Inc.	41,700	3,198,807
Marriott Vacations Worldwide Corp.	53,300	3,035,435
Red Robin Gourmet Burgers, Inc. (A) (B)	18,600	1,148,364
Six Flags Entertainment Corp. (B)	57,000	3,131,580
Vail Resorts, Inc.	52,800	6,757,872

		39,218,706

Household Durables - 0.8%
Helen of Troy, Ltd. (A) (B)	50,600	4,769,050

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A (B)	23,500	2,392,300

Insurance - 0.5%
AmTrust Financial Services, Inc. (B)	50,883	3,133,375

Internet & Catalog Retail - 2.0%
HSN, Inc.	69,100	3,501,297
Liberty TripAdvisor Holdings, Inc., Class A (A)	99,700	3,024,898
Liberty Ventures, Series A (A)	102,300	4,614,753
Shutterfly, Inc. (A) (B)	28,700	1,278,872

		12,419,820

Internet Software & Services - 2.8%
comScore, Inc. (A) (B)	49,500	2,036,925
CoStar Group, Inc. (A)	14,100	2,914,329
Envestnet, Inc. (A) (B)	49,400	1,474,590
j2 Global, Inc. (B)	30,300	2,494,296
LogMeIn, Inc. (A)	27,200	1,825,120
MercadoLibre, Inc.	10,500	1,200,570
Stamps.com, Inc. (A) (B)	23,600	2,586,796
WebMD Health Corp., Class A (A) (B)	56,700	2,738,610

		17,271,236

IT Services - 6.8%
Blackhawk Network Holdings, Inc. (A)	49,000	2,166,290
Broadridge Financial Solutions, Inc.	76,000	4,083,480
Cardtronics, Inc. (A) (B)	65,500	2,204,075
CoreLogic, Inc. (A)	90,000	3,047,400
DST Systems, Inc.	30,200	3,444,612
Euronet Worldwide, Inc. (A)	52,000	3,766,360
Gartner, Inc. (A)	41,200	3,736,840
Heartland Payment Systems, Inc.	49,620	4,704,968

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Jack Henry & Associates, Inc. (B)	29,000	$ 2,263,740
MAXIMUS, Inc., Class A	111,800	6,288,750
Perficient, Inc. (A)	23,700	405,744
VeriFone Systems, Inc. (A) (B)	30,000	840,600
WEX, Inc. (A)	50,200	4,437,680

		41,390,539

Leisure Products - 0.6%
Brunswick Corp., Class B	56,200	2,838,662
Polaris Industries, Inc. (B)	9,500	816,525

		3,655,187

Life Sciences Tools & Services - 2.7%
Affymetrix, Inc. (A) (B)	132,800	1,339,952
Bio-Rad Laboratories, Inc., Class A (A)	18,200	2,523,612
Bruker Corp. (A)	58,200	1,412,514
Cambrex Corp. (A)	57,400	2,702,966
INC Research Holdings, Inc., Class A (A)	29,100	1,411,641
Mettler-Toledo International, Inc. (A)	2,800	949,564
PAREXEL International Corp. (A)	46,900	3,194,828
VWR Corp. (A)	95,100	2,692,281

		16,227,358

Machinery - 4.7%
Actuant Corp., Class A (B)	16,700	400,132
Chart Industries, Inc. (A)	10,700	192,172
Graco, Inc., Class A (B)	39,700	2,861,179
Hyster-Yale Materials Handling, Inc.	11,200	587,440
IDEX Corp.	21,000	1,608,810
John Bean Technologies Corp.	72,100	3,592,743
Lincoln Electric Holdings, Inc.	24,600	1,276,494
Middleby Corp. (A)	46,500	5,015,955
Nordson Corp. (B)	30,400	1,950,160
Standex International Corp.	12,100	1,006,115
Sun Hydraulics Corp.	24,300	771,039
Toro Co.	62,600	4,574,182
Valmont Industries, Inc.	9,900	1,049,598
Wabtec Corp. (B)	34,900	2,482,088
Woodward, Inc.	23,300	1,157,078

		28,525,185

Marine - 0.2%
Kirby Corp. (A)	27,400	1,441,788

Media - 1.8%
Cable One, Inc.	5,500	2,385,130
Eros International PLC (A) (B)	35,500	324,825
Gray Television, Inc. (A)	62,900	1,025,270
John Wiley & Sons, Inc., Class A	5,000	225,150
Live Nation Entertainment, Inc. (A) (B)	158,700	3,899,259
Starz, Class A (A)	93,800	3,142,300

		11,001,934

Metals & Mining - 0.3%
Compass Minerals International, Inc. (B)	13,700	1,031,199
Stillwater Mining Co. (A)	14,200	121,694
Worthington Industries, Inc.	12,700	382,778

		1,535,671

Multiline Retail - 1.0%
Big Lots, Inc. (B)	57,200	2,204,488
Burlington Stores, Inc. (A)	96,200	4,126,980

		6,331,468

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.0%
Carrizo Oil & Gas, Inc. (A)	51,200	$ 1,514,496
Clayton Williams Energy, Inc. (A) (B)	3,300	97,581
Diamondback Energy, Inc. (A) (B)	36,800	2,461,920
Gran Tierra Energy, Inc. (A)	78,160	169,607
Matador Resources Co. (A) (B)	76,800	1,518,336
PDC Energy, Inc. (A) (B)	30,600	1,633,428
SemGroup Corp., Class A	32,100	926,406
SM Energy Co. (B)	34,600	680,236
Targa Resources Corp.	18,700	506,022
World Fuel Services Corp.	74,500	2,865,270

		12,373,302

Paper & Forest Products - 0.3%
Clearwater Paper Corp. (A)	7,800	355,134
KapStone Paper and Packaging Corp.	65,600	1,481,904

		1,837,038

Personal Products - 0.1%
Nu Skin Enterprises, Inc., Class A (B)	16,900	640,341

Pharmaceuticals - 2.2%
Akorn, Inc., Class A (A) (B)	49,800	1,858,038
Jazz Pharmaceuticals PLC (A) (B)	4,300	604,408
Mallinckrodt PLC (A)	6,295	469,796
Medicines Co. (A) (B)	36,000	1,344,240
Nektar Therapeutics (A) (B)	51,800	872,830
Pacira Pharmaceuticals, Inc. (A) (B)	15,200	1,167,208
Phibro Animal Health Corp., Class A (B)	59,500	1,792,735
Prestige Brands Holdings, Inc. (A)	80,500	4,144,140
TherapeuticsMD, Inc. (A)	47,300	490,501
Theravance Biopharma, Inc. (A) (B)	9,884	161,999
Theravance, Inc., Class A (B)	19,000	200,260

		13,106,155

Professional Services - 1.3%
Dun & Bradstreet Corp.	23,400	2,431,962
Exponent, Inc.	54,700	2,732,265
Huron Consulting Group, Inc. (A)	38,267	2,273,060
TriNet Group, Inc. (A) (B)	18,500	357,975

		7,795,262

Real Estate Investment Trusts - 1.7%
CoreSite Realty Corp.	24,200	1,372,624
CyrusOne, Inc. (B)	68,000	2,546,600
Equity Lifestyle Properties, Inc.	66,900	4,460,223
FelCor Lodging Trust, Inc.	259,200	1,892,160

		10,271,607

Real Estate Management & Development - 1.1%
Forest City Enterprises, Inc., Class A (A)	113,800	2,495,634
Jones Lang LaSalle, Inc.	13,500	2,158,110
Kennedy-Wilson Holdings, Inc. (B)	89,600	2,157,568

		6,811,312

Road & Rail - 1.4%
AMERCO	8,000	3,116,000
Avis Budget Group, Inc. (A) (B)	30,200	1,095,958
Landstar System, Inc.	24,100	1,413,465
Old Dominion Freight Line, Inc. (A)	50,198	2,965,196

		8,590,619

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 2.4%
Atmel Corp.	127,200	$ 1,095,192
Cabot Microelectronics Corp., Class A (A)	18,600	814,308
Cavium, Inc. (A)	36,600	2,404,986
Diodes, Inc. (A)	36,300	834,174
Microsemi Corp. (A)	93,300	3,040,647
Semtech Corp. (A)	19,000	359,480
Silicon Laboratories, Inc. (A)	11,800	572,772
Synaptics, Inc. (A) (B)	47,500	3,816,150
Teradyne, Inc.	66,800	1,380,756

		14,318,465

Software - 8.5%
ACI Worldwide, Inc. (A)	105,500	2,257,700
Aspen Technology, Inc. (A)	74,200	2,801,792
Blackbaud, Inc.	46,400	3,055,904
CommVault Systems, Inc. (A)	12,700	499,745
Computer Modelling Group, Ltd.	122,900	797,602
Descartes Systems Group, Inc. (A)	83,100	1,668,648
Fair Isaac Corp.	34,200	3,220,956
Fortinet, Inc. (A)	101,700	3,169,989
Manhattan Associates, Inc. (A) (B)	83,300	5,511,961
Monotype Imaging Holdings, Inc.	40,800	964,512
Pegasystems, Inc.	73,100	2,010,250
Proofpoint, Inc. (A) (B)	40,600	2,639,406
PTC, Inc. (A)	83,900	2,905,457
SolarWinds, Inc. (A)	40,700	2,397,230
SS&C Technologies Holdings, Inc. (B)	80,500	5,495,735
Tyler Technologies, Inc. (A) (B)	43,100	7,513,192
Ultimate Software Group, Inc. (A)	23,100	4,516,281

		51,426,360

Specialty Retail - 2.3%
Aaron’s, Inc.	12,950	289,950
Ascena Retail Group, Inc., Class B (A) (B)	35,800	352,630
Buckle, Inc. (B)	13,400	412,452
Chico’s FAS, Inc. (B)	30,200	322,234
Children’s Place, Inc. (B)	10,100	557,520
DSW, Inc., Class A	43,100	1,028,366
Monro Muffler Brake, Inc. (B)	63,650	4,214,903
Murphy USA, Inc. (A)	64,300	3,905,582
Sally Beauty Holdings, Inc. (A)	80,500	2,245,145
Tractor Supply Co.	8,600	735,300

		14,064,082

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.7%
Carter’s, Inc.	48,100	$ 4,282,343
Deckers Outdoor Corp. (A) (B)	12,000	566,400
Fossil Group, Inc. (A) (B)	1,612	58,935
G-III Apparel Group, Ltd. (A)	55,100	2,438,726
Hanesbrands, Inc.	13,900	409,077
Steven Madden, Ltd., Class B (A)	91,600	2,768,152

		10,523,633

Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (A)	269,100	2,376,153
Radian Group, Inc. (B)	146,300	1,958,957

		4,335,110

Trading Companies & Distributors - 0.2%
Beacon Roofing Supply, Inc. (A)	29,700	1,223,046

Total Common Stocks (Cost $488,217,801)		605,359,371

SECURITIES LENDING COLLATERAL - 23.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	144,176,175	144,176,175

Total Securities Lending Collateral (Cost $144,176,175)		144,176,175

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $2,957,843 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.10%, due 03/14/2018, and with a value of $3,017,317.	$ 2,957,833	2,957,833

Total Repurchase Agreement (Cost $2,957,833)		2,957,833

Total Investments (Cost $635,351,809) (D)		752,493,379
Net Other Assets (Liabilities) - (23.8)%		(144,420,722)

Net Assets - 100.0%		$ 608,072,657

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$605,359,371	$—	$—	$605,359,371
Securities Lending Collateral	144,176,175	—	—	144,176,175
Repurchase Agreement	—	2,957,833	—	2,957,833

Total Investments	$749,535,546	$2,957,833	$—	$752,493,379

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $140,788,572. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $635,651,798. Aggregate gross unrealized appreciation and depreciation for all securities is $151,737,786 and $34,896,205, respectively. Net unrealized appreciation for tax purposes is $116,841,581.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $632,393,976) (including securities loaned of $140,788,572)	$749,535,546
Repurchase agreement, at value (cost $2,957,833)	2,957,833
Foreign currency, at value (cost $7,594)	7,550
Receivables:
Shares sold	26,219
Investments sold	896,718
Interest	2
Dividends	344,170
Net income from securities lending	54,415

Total assets	753,822,453

Liabilities:
Payables and other liabilities:
Shares redeemed	83,146
Investments purchased	950,334
Investment advisory fees	390,942
Distribution and service fees	42,194
Administration fees	15,638
Transfer agent fees	1,622
Trustees, CCO and deferred compensation fees	1,052
Audit and tax fees	13,152
Custody fees	15,941
Legal fees	8,531
Printing and shareholder reports fees	49,027
Other	2,042
Collateral for securities on loan	144,176,175

Total liabilities	145,749,796

Net assets	$608,072,657

Net assets consist of:
Capital stock ($0.01 par value)	$445,039
Additional paid-in capital	430,406,980
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	60,079,112
Net unrealized appreciation (depreciation) on:
Investments	117,141,570
Translation of assets and liabilities denominated in foreign currencies	(44)

Net assets	$608,072,657

Net assets by class:
Initial Class	$409,595,945
Service Class	198,476,712

Shares outstanding:
Initial Class	29,579,932
Service Class	14,923,992

Net asset value and offering price per share:
Initial Class	$13.85
Service Class	13.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$3,967,797
Interest income	863
Net income from securities lending	379,239
Withholding taxes on foreign income	(10,458)

Total investment income	4,337,441

Expenses:
Investment advisory fees	4,851,674
Distribution and service fees:
Service Class	488,608
Administration fees	174,872
Transfer agent fees	9,103
Trustees, CCO and deferred compensation fees	16,808
Audit and tax fees	20,430
Custody fees	86,557
Legal fees	42,947
Printing and shareholder reports fees	45,892
Other	22,127

Total expenses	5,759,018

Net investment income (loss)	(1,421,577)

Net realized gain (loss) on:
Investments	61,959,592
Foreign currency transactions	(150)

Net realized gain (loss)	61,959,442

Net change in unrealized appreciation (depreciation) on:
Investments	(46,850,336)
Translation of assets and liabilities denominated in foreign currencies	18

Net change in unrealized appreciation (depreciation)	(46,850,318)

Net realized and change in unrealized gain (loss)	15,109,124

Net increase (decrease) in net assets resulting from operations	$13,687,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(1,421,577)	$(907,258)
Net realized gain (loss)	61,959,442	52,576,174
Net change in unrealized appreciation (depreciation)	(46,850,318)	(15,940,693)

Net increase (decrease) in net assets resulting from operations	13,687,547	35,728,223

Distributions to shareholders:
Net realized gains:
Initial Class	(34,790,412)	(14,326,688)
Service Class	(16,033,881)	(5,240,091)

Total distributions from net realized gains	(50,824,293)	(19,566,779)

Capital share transactions:
Proceeds from shares sold:
Initial Class	69,482,735	59,929,843
Service Class	41,191,558	39,722,283

	110,674,293	99,652,126

Dividends and distributions reinvested:
Initial Class	34,790,412	14,326,688
Service Class	16,033,881	5,240,091

	50,824,293	19,566,779

Cost of shares redeemed:
Initial Class	(109,388,763)	(106,985,095)
Service Class	(17,497,163)	(18,696,407)

	(126,885,926)	(125,681,502)

Net increase (decrease) in net assets resulting from capital share transactions	34,612,660	(6,462,597)

Net increase (decrease) in net assets	(2,524,086)	9,698,847

Net assets:
Beginning of year	610,596,743	600,897,896

End of year	$608,072,657	$610,596,743

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	4,644,894	4,169,452
Service Class	2,814,757	2,886,579

	7,459,651	7,056,031

Shares reinvested:
Initial Class	2,517,396	1,016,077
Service Class	1,206,462	384,453

	3,723,858	1,400,530

Shares redeemed:
Initial Class	(7,427,557)	(7,571,730)
Service Class	(1,248,710)	(1,391,102)

	(8,676,267)	(8,962,832)

Net increase (decrease) in shares outstanding:
Initial Class	(265,267)	(2,386,201)
Service Class	2,772,509	1,879,930

	2,507,242	(506,271)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$14.68	$14.24	$10.31	$9.61	$9.45

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.01)	(0.02)	0.02	(0.04)
Net realized and unrealized gain (loss)	0.37	0.92	4.49	1.46	0.20

Total investment operations	0.35	0.91	4.47	1.48	0.16

Distributions:
Net investment income	—	—	(0.01)	—	—
Net realized gains	(1.18)	(0.47)	(0.53)	(0.78)	—

Total distributions	(1.18)	(0.47)	(0.54)	(0.78)	—

Net asset value, end of year	$13.85	$14.68	$14.24	$10.31	$9.61

Total return (B)	2.43%	6.55%	44.07%	15.69%	1.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$409,596	$438,253	$459,083	$165,231	$151,443
Expenses to average net assets	0.81%	0.82%	0.82%	0.85%	0.84%
Net investment income (loss) to average net assets	(0.14)%	(0.09)%	(0.13)%	0.18%	(0.42)%
Portfolio turnover rate	27%	21%	17%	33%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011
Net asset value, beginning of year	$14.18	$13.81	$10.03	$9.39		$9.25

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.05)	(0.05)	(0.00	)(B)	(0.06)
Net realized and unrealized gain (loss)	0.36	0.89	4.36	1.42		0.20

Total investment operations	0.30	0.84	4.31	1.42		0.14

Distributions:
Net realized gains	(1.18)	(0.47)	(0.53)	(0.78)		—

Net asset value, end of year	$13.30	$14.18	$13.81	$10.03		$9.39

Total return (C)	2.16%	6.24%	43.70%	15.41%		1.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$198,477	$172,344	$141,815	$73,603		$50,137
Expenses to average net assets	1.06%	1.07%	1.07%	1.10%		1.09%
Net investment income (loss) to average net assets	(0.40)%	(0.34)%	(0.39)%	(0.02)%		(0.67)%
Portfolio turnover rate	27%	21%	17%	33%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $2,328.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$144,176,175	$—	$—	$—	$144,176,175
Total Borrowings	$144,176,175	$—	$—	$—	$144,176,175
Gross amount of recognized liabilities for securities lending transactions					$144,176,175

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Transamerica T. Rowe Price Small Cap VP	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$3,601	0.00	%(A)
Transamerica Asset Allocation – Growth VP	28,608,383	4.70
Transamerica Asset Allocation – Moderate Growth VP	144,906,900	23.83
Transamerica Asset Allocation – Moderate VP	29,413,314	4.84
Total	$202,932,198	33.37%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays advisory fees to TAM at an annual rate of 0.75% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.93%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 177,481,954	$ —	$ 172,407,815	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and non-REIT return of capital basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, distribution reclasses for REITs, foreign currency gains and losses, and non-REIT return of capital. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,421,577	$ (1,421,577)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 433,296	$ 50,390,997	$ —	$ —	$ 19,566,779	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,207,558	$58,171,543	$—	$—	$—	$116,841,537

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $50,390,997 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

(unaudited)

MARKET ENVIRONMENT

A strong fourth quarter rally brought many broad U.S. equity market indices back into positive territory, masking a year that was characterized by narrow participation and volatility. However, increased uncertainty regarding global growth, persistent geopolitical risks and the impact of diverging monetary policies remains. The post-crisis complacency that many investors have become accustomed to appears to be behind us.

The U.S. equity market was dominated by two factors in 2015: the transition to lower commodity prices, principally the (30)% decline in oil, and the effects of a stronger dollar, which rose 11% on a trade-weighted basis. We expect S&P 500® earnings for the energy sector to finish the year down significantly. In light of our estimate that approximately 48% of the S&P 500®’s revenue is generated overseas, the strong dollar hurt U.S. exporters and manufacturers. While these factors caused earnings to stall, domestic consumer spending rose at a steady pace as confidence increased, job growth and real wages were strong, and inflation remained contained. Given an environment that is, on balance, positive, the U.S. Federal Reserve raised interest rates for the first time in a decade.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Torray Concentrated Growth VP, Initial Class returned (1.57)%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 5.67% and 1.38%, respectively.

STRATEGY REVIEW

The Portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and quality focus. Our investment philosophy is that selective investments in diverse growth businesses with superior operating and financial characteristics generate excess returns with below-market risk.

The primary cause of the Portfolio’s underperformance for the year was its exposure to the energy sector, which experienced sharp declines consistent with the underlying collapse of commodity prices. Principal detractors included Enbridge, Inc., Cabot Oil & Gas Corp. (no longer held at year end), and FMC Corp (no longer held at year end).

Enbridge, Inc. is a pipeline company that transports nearly two million barrels of crude oil from Canada to the US every day. We invested in the company because it generates stable returns and profits, regardless of the price of oil. However, 2015 was a disaster for energy investments of all types. Midstream companies like Enbridge, Inc. were forced by capital markets to make significant financing decisions. We are encouraged that management has conservatively financed the business over the long term, which we believe positions the company well to continue to grow cash flow and dividends.

Cabot Oil & Gas Corp. is a low-cost producer of natural gas in the Marcellus, the largest shale gas play in the U.S. Over the year, energy prices collapsed, driving associated securities down in kind. While Cabot Oil & Gas Corp. outperformed many of its peers, it was still dragged lower, as its future cash flows are closely tied to the price of the commodity it sells. Despite our view that Cabot Oil & Gas Corp.’s assets are among the best of the U.S. shale plays, we expect the current commodity environment will remain volatile, and we believed better opportunities could be found elsewhere.

FMC Corp. is a diversified chemical company serving end markets focused on agriculture, health and nutrition, and minerals such as lithium. We purchased FMC Corp. in 2013, viewing it as a stable business within a cyclical sector, namely materials. We viewed demographic trends and the growing need for productivity in agriculture as key, long-term secular growth drivers. In the interim, the agriculture business faced multiple challenges, which included a drought in Brazil and bumper crops in the U.S. These issues have been further complicated by foreign exchange rate headwinds, as we estimate that 67% of the company’s revenues come from overseas. Combined, these factors weighed heavily on both revenues and earnings, undermining our thesis. As these events have reduced visibility on future profits, we decided to exit the investment.

Top contributors for the period were in the information technology sector, namely Alphabet, Inc. and Fiserv, Inc., while health care company BioMarin Pharmaceutical, Inc. also positively impacted returns.

Alphabet, Inc.’s strong performance was due in part to several constructive changes undertaken that addressed investor concerns. The company restructured as a holding company, promoting respected insider Sundar Pichai to the position of CEO of the legacy business, Google Inc., allowing the founders to focus on building Alphabet, Inc.’s early-stage development businesses. In addition to providing more transparency on these nascent divisions, the company delivered strong financial performance.

Fiserv, Inc. was also a top contributor in 2015, as the financial services technology company continued to produce steady revenue, earnings, and cash flow growth. The company’s business is characterized by high client retention and recurring revenues, a combination which was in favor throughout an increasingly volatile period in the markets.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

(unaudited)

STRATEGY REVIEW (continued)

BioMarin Pharmaceutical, Inc. is a biotechnology company specializing in the treatment of rare diseases. A string of positive clinical developments contributed to strong performance. The company’s focus on rare diseases helped to limit competition and pricing pressure. We believe this structure, coupled with a diversified portfolio of approved products and a broad pipeline under development, may offer the prospect of attractive growth for many years to come.

In this period of low economic growth and high asset volatility, we remain focused on quality businesses, reasonable valuations and our discipline and patience to hold such investments through turbulent markets.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.57)%	10.53%	7.15%	04/08/1991
Russell 1000® Growth Index (A)	5.67%	13.53%	8.53%
S&P 500®	1.38%	12.57%	7.31%
Service Class	(1.84)%	10.25%	6.89%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$945.90	$3.53	$1,021.60	$3.67	0.72%
Service Class	1,000.00	944.50	4.75	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	4.5
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	(5.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 3.2%
United Technologies Corp.	73,940	$ 7,103,416

Biotechnology - 9.1%
BioMarin Pharmaceutical, Inc. (A)	46,640	4,886,007
Gilead Sciences, Inc.	71,185	7,203,210
Medivation, Inc. (A)	163,930	7,924,376

		20,013,593

Capital Markets - 3.9%
BlackRock, Inc., Class A	25,290	8,611,751

Chemicals - 2.5%
Praxair, Inc.	52,870	5,413,888

Commercial Services & Supplies - 3.1%
Stericycle, Inc. (A)	56,355	6,796,413

Distributors - 3.5%
LKQ Corp. (A)	260,000	7,703,800

Electronic Equipment, Instruments & Components - 3.0%
Amphenol Corp., Class A	125,555	6,557,738

Health Care Equipment & Supplies - 2.7%
Cooper Cos., Inc.	44,390	5,957,138

Health Care Providers & Services - 4.5%
Express Scripts Holding Co. (A)	113,085	9,884,760

Household Products - 3.7%
Colgate-Palmolive Co.	122,260	8,144,961

Industrial Conglomerates - 4.7%
Danaher Corp.	111,600	10,365,408

Internet Software & Services - 10.2%
Akamai Technologies, Inc. (A)	105,995	5,578,517
Alphabet, Inc., Class A (A)	14,436	11,231,352
Facebook, Inc., Class A (A)	53,060	5,553,260

		22,363,129

IT Services - 12.7%
Accenture PLC, Class A	82,245	8,594,603
Fiserv, Inc. (A)	105,125	9,614,732
Visa, Inc., Class A (B)	125,595	9,739,892

		27,949,227

Oil, Gas & Consumable Fuels - 4.9%
Enbridge, Inc.	176,555	5,859,860
EOG Resources, Inc.	68,825	4,872,122

		10,731,982

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 4.9%
Roche Holding AG, ADR	310,365	$ 10,698,281

Professional Services - 3.4%
Verisk Analytics, Inc., Class A (A)	96,565	7,423,917

Real Estate Investment Trusts - 3.7%
American Tower Corp., Class A	83,460	8,091,447

Software - 3.0%
Adobe Systems, Inc. (A)	70,015	6,577,209

Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	99,300	10,452,318

Textiles, Apparel & Luxury Goods - 6.5%
NIKE, Inc., Class B	115,540	7,221,250
VF Corp.	115,425	7,185,206

		14,406,456

Total Common Stocks (Cost $192,535,713)		215,246,832

SECURITIES LENDING COLLATERAL - 4.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	9,953,404	9,953,404

Total Securities Lending Collateral (Cost $9,953,404)		9,953,404

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $5,619,674 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 09/27/2017, and with a value of $5,732,825.	$ 5,619,655	5,619,655

Total Repurchase Agreement (Cost $5,619,655)		5,619,655

Total Investments (Cost $208,108,772) (D)		230,819,891
Net Other Assets (Liabilities) - (5.0)%		(10,962,284)

Net Assets - 100.0%		$ 219,857,607

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$215,246,832	$—	$—	$215,246,832
Securities Lending Collateral	9,953,404	—	—	9,953,404
Repurchase Agreement	—	5,619,655	—	5,619,655

Total Investments	$225,200,236	$5,619,655	$—	$230,819,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $9,739,892. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $208,194,934. Aggregate gross unrealized appreciation and depreciation for all securities is $33,902,354 and $11,277,397, respectively. Net unrealized appreciation for tax purposes is $22,624,957.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $202,489,117) (including securities loaned of $9,739,892)	$225,200,236
Repurchase agreement, at value (cost $5,619,655)	5,619,655
Cash	3,026
Receivables:
Shares sold	7,129
Interest	5
Dividends	94,832
Tax reclaims	8,166
Net income from securities lending	3,015

Total assets	230,936,064

Liabilities:
Payables and other liabilities:
Shares redeemed	54,614
Investments purchased	891,778
Investment advisory fees	122,146
Distribution and service fees	7,913
Administration fees	5,637
Transfer agent fees	611
Trustees, CCO and deferred compensation fees	392
Audit and tax fees	11,657
Custody fees	6,060
Legal fees	3,587
Printing and shareholder reports fees	19,877
Other	781
Collateral for securities on loan	9,953,404

Total liabilities	11,078,457

Net assets	$219,857,607

Net assets consist of:
Capital stock ($0.01 par value)	$130,123
Additional paid-in capital	199,985,520
Undistributed (distributions in excess of) net investment income (loss)	932,302
Accumulated net realized gain (loss)	(3,900,842)
Net unrealized appreciation (depreciation) on:
Investments	22,711,119
Translation of assets and liabilities denominated in foreign currencies	(615)

Net assets	$219,857,607

Net assets by class:
Initial Class	$182,750,520
Service Class	37,107,087

Shares outstanding:
Initial Class	10,856,338
Service Class	2,155,979

Net asset value and offering price per share:
Initial Class	$16.83
Service Class	17.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$2,925,036
Interest income	635
Net income from securities lending	47,507
Withholding taxes on foreign income	(88,897)

Total investment income	2,884,281

Expenses:
Investment advisory fees	1,658,076
Distribution and service fees:
Service Class	120,166
Administration fees	68,656
Transfer agent fees	3,595
Trustees, CCO and deferred compensation fees	6,487
Audit and tax fees	15,024
Custody fees	33,392
Legal fees	17,336
Printing and shareholder reports fees	14,254
Other	9,424

Total expenses	1,946,410

Net investment income (loss)	937,871

Net realized gain (loss) on:
Investments	(3,813,060)
Foreign currency transactions	(3,003)

Net realized gain (loss)	(3,816,063)

Net change in unrealized appreciation (depreciation) on:
Investments	497,726
Translation of assets and liabilities denominated in foreign currencies	(61)

Net change in unrealized appreciation (depreciation)	497,665

Net realized and change in unrealized gain (loss)	(3,318,398)

Net increase (decrease) in net assets resulting from operations	$(2,380,527)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$937,871	$1,230,514
Net realized gain (loss)	(3,816,063)	46,650,843
Net change in unrealized appreciation (depreciation)	497,665	(21,917,401)

Net increase (decrease) in net assets resulting from operations	(2,380,527)	25,963,956

Distributions to shareholders:
Net investment income:
Initial Class	(1,076,985)	(2,023,401)
Service Class	(153,579)	(304,614)

Total distributions from net investment income	(1,230,564)	(2,328,015)

Net realized gains:
Initial Class	(37,376,228)	(33,798,424)
Service Class	(9,253,902)	(6,569,426)

Total distributions from net realized gains	(46,630,130)	(40,367,850)

Total distributions to shareholders	(47,860,694)	(42,695,865)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,691,802	8,287,834
Service Class	6,493,264	6,795,215

	11,185,066	15,083,049

Dividends and distributions reinvested:
Initial Class	38,453,213	35,821,825
Service Class	9,407,481	6,874,040

	47,860,694	42,695,865

Cost of shares redeemed:
Initial Class	(47,881,690)	(36,505,953)
Service Class	(16,697,663)	(6,557,703)

	(64,579,353)	(43,063,656)

Net increase (decrease) in net assets resulting from capital share transactions	(5,533,593)	14,715,258

Net increase (decrease) in net assets	(55,774,814)	(2,016,651)

Net assets:
Beginning of year	275,632,421	277,649,072

End of year	$219,857,607	$275,632,421

Undistributed (distributions in excess of) net investment income (loss)	$932,302	$1,229,673

Capital share transactions - shares:
Shares issued:
Initial Class	247,838	362,642
Service Class	309,959	296,086

	557,797	658,728

Shares reinvested:
Initial Class	2,287,520	1,732,197
Service Class	546,946	326,248

	2,834,466	2,058,445

Shares redeemed:
Initial Class	(2,289,548)	(1,640,235)
Service Class	(898,801)	(289,846)

	(3,188,349)	(1,930,081)

Net increase (decrease) in shares outstanding:
Initial Class	245,810	454,604
Service Class	(41,896)	332,488

	203,914	787,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011
Net asset value, beginning of year	$21.45	$23.04	$17.48		$15.05	$15.52

Investment operations:
Net investment income (loss) (A)	0.08	0.11	0.17		0.21	0.13
Net realized and unrealized gain (loss)	(0.42)	2.05	5.59		2.36	(0.48)

Total investment operations	(0.34)	2.16	5.76		2.57	(0.35)

Distributions:
Net investment income	(0.12)	(0.21)	(0.20)		(0.14)	(0.12)
Net realized gains	(4.16)	(3.54)	—		—	—

Total distributions	(4.28)	(3.75)	(0.20)		(0.14)	(0.12)

Net asset value, end of year	$16.83	$21.45	$23.04		$17.48	$15.05

Total return (B)	(1.57)%	10.00%	33.10%		17.13%	(2.27)%

Ratio and supplemental data:
Net assets end of year (000’s)	$182,751	$227,636	$234,000		$193,359	$187,862
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.73%	0.78%		0.84%	0.82%
Including waiver and/or reimbursement and recapture	0.72%	0.73%	0.78%		0.84%	0.82%
Net investment income (loss) to average net assets	0.42%	0.49%	0.86%		1.26%	0.82%
Portfolio turnover rate	19%	123%	153	%(C)	32%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011
Net asset value, beginning of year	$21.84	$23.40	$17.76		$15.30	$15.79

Investment operations:
Net investment income (loss) (A)	0.03	0.05	0.13		0.17	0.09
Net realized and unrealized gain (loss)	(0.43)	2.09	5.67		2.40	(0.49)

Total investment operations	(0.40)	2.14	5.80		2.57	(0.40)

Distributions:
Net investment income	(0.07)	(0.16)	(0.16)		(0.11)	(0.09)
Net realized gains	(4.16)	(3.54)	—		—	—

Total distributions	(4.23)	(3.70)	(0.16)		(0.11)	(0.09)

Net asset value, end of year	$17.21	$21.84	$23.40		$17.76	$15.30

Total return (B)	(1.84)%	9.75%	32.81%		16.83%	(2.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,107	$47,996	$43,649		$27,827	$18,801
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.98%	1.03%		1.09%	1.07%
Including waiver and/or reimbursement and recapture	0.97%	0.98%	1.03%		1.09%	1.07%
Net investment income (loss) to average net assets	0.16%	0.23%	0.62%		1.01%	0.58%
Portfolio turnover rate	19%	123%	153	%(C)	32%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Torray Concentrated Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $13,722.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,953,404	$—	$—	$—	$9,953,404
Total Borrowings	$9,953,404	$—	$—	$—	$9,953,404
Gross amount of recognized liabilities for securities lending transactions					$9,953,404

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $650 million	0.650%
Over $650 million up to $1.15 billion	0.630%
Over $1.15 billion	0.575%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.84%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 46,963,656	$ —	$ 95,548,201	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (4,678)	$ 4,678

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 2,588,639	$ 1,226,041

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 40,681,280	$ 7,179,414	$ —	$ 2,328,015	$ 40,367,850	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 932,302	$ —	$ (3,814,680)	$ —	$ —	$ 22,624,342

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Torray Concentrated Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Torray Concentrated Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Torray Concentrated Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Torray Concentrated Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $7,179,414 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

The MSCI EAFE Index produced a slightly negative return in U.S. dollar terms in 2015, with a strong first and last quarter bookending a weak middle of the year. In the months between, individual country constituents logged highly variable results, with Singapore declining more than 17% while Denmark gained over 23%. Sector level returns were also varied as commodity sensitive areas like energy, down 18.71%, and materials, down 16.79%, were a significant drag on performance as sharply lower prices for oil and other commodities pressured stock prices. Conversely, consumer staples was the top-performing sector, as companies benefited from lower commodity input prices and improving spending trends. Health care was also a top contributor; shares of several companies rose sharply on earnings, favorable drug developments and continued merger and acquisition activity.

Divergence in global monetary policies, economic conditions and industry fundamentals accounted for most of the return disparities and suggest the year ahead will offer good opportunities for disciplined stock picking. In aggregate, stock prices remain reasonable, but we see pockets of both over- and under-valuation. We don’t base our investment decisions on big-picture forecasts, but many people do, and we expect uncertainty over economic growth rates, the level of inflation and interest rates and geopolitical matters to continue to produce short-term price volatility in 2016. We believe our longer investment time horizon, cash flow-based valuation discipline and focus on improving fundamentals are well suited to this environment.

PERFORMANCE

For the year ended December 31, 2015, Transamerica TS&W International Equity VP, Initial Class returned 1.32%. By comparison, its benchmark, the MSCI EAFE Index, returned (0.39)%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year. Stock selection across a diverse group of portfolio holdings made the United Kingdom the top regional contributor to relative performance. DCC PLC, an Irish-based conglomerate, was the winner in the group after management announced strong fiscal year results and a planned acquisition of Butagaz, a liquefied petroleum gas subsidiary of Royal Dutch Shell. Shares of Rexam PLC, a manufacturer of aluminum beverage cans, rose thanks to solid earnings results and a pending acquisition by U.S.-based competitor Ball Corp. Imperial Tobacco Group PLC was another contributor in the U.K. After making accretive acquisitions from U.S.-based Reynolds American earlier in the year, Imperial Tobacco Group PLC was the subject of take-over speculation.

A small allocation to non-benchmark countries was a detractor from relative return as our holdings underperformed the benchmark. The impact was most notable in Brazil as Itau Unibanco Holdings SA (no longer held at year end), a large regional bank, declined the most. The company announced quarterly results ahead of market expectations in each of the last four quarters. However, investors sold shares on concerns the bank’s asset quality may deteriorate as a result of the unfavorable economic outlook in the region. SK Telecom Co., Ltd., a Korean provider of wireless and broadband services, also lagged on weak earnings results and investor concerns over the timing and cost of a planned corporate restructuring and acquisition.

On a sector basis, materials was the top contributor to relative return thanks to favorable stock selection. Traditional mining stocks, one of the largest components of the sector, have been particularly hard hit as global commodity prices declined sharply. The Portfolio’s broad selection across the sector helped to mitigate this risk. In addition to Rexam PLC, Irish paper-packaging company Smurfit Kappa Group PLC and Japanese specialty chemical manufacturers Denka Co., Ltd. (formerly Denki Kagaku) and Kuraray Co., Ltd. were all strong performers thanks to solid earnings results driven, in large part, by lower input costs. Information technology was a modest drag as the result of a position in Hitachi, Ltd. The industrial conglomerate had mixed quarterly results throughout the year and investors were skeptical of the company’s corporate restructuring and cost saving plan amid slower economic growth in China.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	1.32%	3.63%	3.61%	04/08/1991
MSCI EAFE Index (A)	(0.39)%	4.07%	3.50%
Service Class	1.04%	3.37%	3.34%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$944.80	$4.17	$1,020.90	$4.33	0.85%
Service Class	1,000.00	943.20	5.39	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Securities Lending Collateral	3.4
Preferred Stocks	1.3
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 97.6%
Australia - 3.7%
APA Group	82,975	$ 524,826
Asciano, Ltd.	187,863	1,196,469
BHP Billiton PLC, ADR	25,100	568,515
Challenger, Ltd.	293,377	1,864,195
South32, Ltd. (A) (B)	763,500	592,526

		4,746,531

Belgium - 1.0%
Groupe Bruxelles Lambert SA	15,600	1,336,428

Canada - 0.7%
Fairfax Financial Holdings, Ltd.	1,988	943,801

Denmark - 0.8%
Carlsberg A/S, Class B	11,816	1,046,799

France - 9.3%
Arkema SA	17,293	1,213,851
Bollore SA	210,000	980,650
Cie Generale des Etablissements Michelin, Class B	10,303	984,197
Engie SA	117,900	2,091,686
Rexel SA	102,400	1,366,558
Sanofi	26,268	2,243,774
Total SA	25,100	1,125,603
Veolia Environnement SA	76,700	1,822,529

		11,828,848

Germany - 7.8%
Allianz SE, Class A	5,841	1,029,640
Bayer AG	11,482	1,433,991
Merck KGaA	10,300	997,254
METRO AG	46,800	1,490,922
SAP SE	12,800	1,015,720
Siemens AG, Class A	17,607	1,703,403
Talanx AG (B)	30,900	950,315
TUI AG	74,400	1,343,993

		9,965,238

Hong Kong - 4.1%
Cheung Kong Property Holdings, Ltd.	144,800	948,200
CK Hutchison Holdings, Ltd.	107,700	1,450,814
First Pacific Co., Ltd.	1,407,250	933,319
Guangdong Investment, Ltd.	950,500	1,341,729
Noble Group, Ltd. (A)	1,959,400	552,761

		5,226,823

Ireland - 2.3%
DCC PLC	8,800	734,270
Ryanair Holdings PLC, ADR	10,085	871,949
Smurfit Kappa Group PLC, Class B	50,821	1,300,107

		2,906,326

Israel - 2.1%
Teva Pharmaceutical Industries, Ltd., ADR (A)	39,900	2,619,036

Italy - 4.5%
Azimut Holding SpA	47,300	1,175,697
Davide Campari (C)	90,400	781,583
Eni SpA, Class B	82,496	1,225,741
Mediobanca SpA	140,200	1,343,965
Prysmian SpA	56,385	1,231,962

		5,758,948

	Shares	Value
COMMON STOCKS (continued)
Japan - 24.9%
Aisin Seiki Co., Ltd.	35,800	$ 1,540,773
Coca-Cola East Japan Co., Ltd. (A)	54,100	871,211
Daiichi Sankyo Co., Ltd.	49,000	1,011,345
Daiwa Securities Group, Inc.	276,200	1,688,602
Denka Co., Ltd.	275,000	1,218,540
Electric Power Development Co., Ltd. (A)	23,100	822,744
FamilyMart Co., Ltd.	10,500	488,616
FANUC Corp.	7,600	1,309,403
FUJIFILM Holdings Corp.	28,200	1,176,856
Hitachi, Ltd.	271,200	1,536,720
Japan Airlines Co., Ltd.	44,700	1,599,942
Komatsu, Ltd.	47,000	769,035
Kuraray Co., Ltd. (A)	125,100	1,515,311
Mitsubishi Corp.	61,000	1,014,620
Mitsubishi Heavy Industries, Ltd.	212,100	927,407
MS&AD Insurance Group Holdings, Inc.	63,600	1,865,049
NEC Corp.	548,800	1,738,883
Nippon Telegraph & Telephone Corp.	35,400	1,408,853
Nitori Holdings Co., Ltd.	7,300	613,067
ORIX Corp.	139,900	1,962,582
Resona Holdings, Inc.	295,300	1,434,047
SoftBank Group Corp.	32,200	1,625,147
Sony Corp.	59,600	1,464,777
Sumitomo Mitsui Financial Group, Inc.	56,800	2,143,691

		31,747,221

Korea, Republic of - 1.9%
Samsung Electronics Co., Ltd.	1,130	1,205,237
SK Telecom Co., Ltd.	6,327	1,157,956

		2,363,193

Macau - 0.5%
MGM China Holdings, Ltd. (A)	470,259	588,578

Mexico - 0.5%
Grupo Televisa SAB, ADR	23,700	644,877

Netherlands - 5.0%
Akzo Nobel NV	17,900	1,199,850
Boskalis Westminster	22,524	921,105
Delta Lloyd NV (A)	93,517	553,373
Heineken Holding NV, Class A	21,143	1,631,378
Koninklijke Philips NV	78,665	2,014,125

		6,319,831

Singapore - 1.2%
DBS Group Holdings, Ltd.	116,800	1,374,844
SIA Engineering Co., Ltd. (A)	52,200	136,216

		1,511,060

Spain - 1.2%
Aena SA (B) (D)	12,900	1,477,610

Sweden - 3.6%
Investor AB, Class B	50,978	1,873,449
Svenska Cellulosa AB SCA, Class B	26,930	780,434
Telefonaktiebolaget LM Ericsson, Class B	207,512	2,000,686

		4,654,569

Switzerland - 5.1%
GAM Holding AG (B)	68,045	1,126,322
Nestle SA	23,879	1,772,663
Novartis AG	20,280	1,744,471
UBS Group AG	95,700	1,856,529

		6,499,985

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 16.2%
Admiral Group PLC	11,200	$ 273,918
Aviva PLC	216,760	1,648,865
Barclays PLC	361,300	1,165,924
GKN PLC	292,700	1,330,741
HSBC Holdings PLC	206,500	1,646,660
IG Group Holdings PLC	108,793	1,287,071
Imperial Tobacco Group PLC	30,099	1,591,400
Inchcape PLC	105,287	1,218,431
Johnson Matthey PLC	26,813	1,050,252
Kingfisher PLC	278,714	1,353,850
National Grid PLC, Class B	140,518	1,942,047
Rexam PLC	43,069	383,811
Sky PLC	89,058	1,459,937
UBM PLC	118,260	917,894
Unilever PLC	44,793	1,932,480
Vodafone Group PLC	453,844	1,478,616

		20,681,897

United States - 1.2%
Flextronics International, Ltd. (B)	132,700	1,487,567

Total Common Stocks (Cost $127,272,947)		124,355,166

PREFERRED STOCKS - 1.3%
Germany - 0.5%
Porsche Automobil Holding SE 4.59% (E)	10,900	586,609

	Shares	Value
PREFERRED STOCKS (continued)
Korea, Republic of - 0.8%
Hyundai Motor Co. 1.05% (E)	12,200	$ 1,066,743

Total Preferred Stocks (Cost $2,205,219)		1,653,352

SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (E)	4,345,714	4,345,714

Total Securities Lending Collateral (Cost $4,345,714)		4,345,714

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Co. 0.03% (E), dated 12/31/2015, to be repurchased at $1,127,216 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 11/30/2019, and with a value of $1,151,975.	$ 1,127,212	1,127,212

Total Repurchase Agreement (Cost $1,127,212)		1,127,212

Total Investments (Cost $134,951,092) (F)		131,481,444
Net Other Assets (Liabilities) - (3.2)%		(4,092,348)

Net Assets - 100.0%		$ 127,389,096

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.6%	$10,049,871
Diversified Financial Services	7.0	9,257,044
Banks	5.9	7,765,166
Insurance	5.5	7,264,961
Capital Markets	5.5	7,191,115
Chemicals	4.7	6,197,804
Industrial Conglomerates	4.5	5,902,612
Multi-Utilities	4.5	5,856,262
Beverages	3.3	4,330,971
Wireless Telecommunication Services	3.2	4,261,719
Technology Hardware, Storage & Peripherals	3.1	4,120,976
Auto Components	2.9	3,855,711
Electronic Equipment, Instruments & Components	2.3	3,024,287
Media	2.3	3,022,708
Machinery	2.3	3,005,845
Trading Companies & Distributors	2.2	2,933,939
Airlines	1.9	2,471,891
Oil, Gas & Consumable Fuels	1.8	2,351,344
Communications Equipment	1.5	2,000,686
Food & Staples Retailing	1.5	1,979,538
Specialty Retail	1.5	1,966,917
Hotels, Restaurants & Leisure	1.5	1,932,571
Personal Products	1.5	1,932,480
Food Products	1.4	1,772,663
Containers & Packaging	1.3	1,683,918
Automobiles	1.3	1,653,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Transportation Infrastructure	1.2%	$1,613,826
Tobacco	1.2	1,591,400
Household Durables	1.1	1,464,777
Diversified Telecommunication Services	1.1	1,408,853
Water Utilities	1.0	1,341,729
Electrical Equipment	0.9	1,231,962
Distributors	0.9	1,218,431
Road & Rail	0.9	1,196,469
Metals & Mining	0.9	1,161,041
Software	0.8	1,015,720
Air Freight & Logistics	0.8	980,650
Real Estate Management & Development	0.7	948,200
Construction & Engineering	0.7	921,105
Independent Power and Renewable Electricity Producers	0.6	822,744
Household Products	0.6	780,434
Gas Utilities	0.4	524,826

Investments, at Value	95.8	126,008,518
Short-Term Investments	4.2	5,472,926

Total Investments	100.0%	$131,481,444

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS Investments
Common Stocks	$7,135,745	$117,219,421	$—	$124,355,166
Preferred Stocks	—	1,653,352	—	1,653,352
Securities Lending Collateral	4,345,714	—	—	4,345,714
Repurchase Agreement	—	1,127,212	—	1,127,212

Total Investments	$11,481,459	$119,999,985	$—	$131,481,444

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $4,195,437. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $781,583, representing 0.6% of the Portfolio’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $1,477,610, representing 1.2% of the Portfolio’s net assets.
(E)	Rate disclosed reflects the yield at December 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $135,722,725. Aggregate gross unrealized appreciation and depreciation for all securities is $11,396,811 and $15,638,092, respectively. Net unrealized depreciation for tax purposes is $4,241,281.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $133,823,880) (including securities loaned of $4,195,437)	$130,354,232
Repurchase agreement, at value (cost $1,127,212)	1,127,212
Foreign currency, at value (cost $21,928)	21,793
Receivables:
Shares sold	107,955
Interest	1
Dividends	101,416
Tax reclaims	156,750
Net income from securities lending	7,338

Total assets	131,876,697

Liabilities:
Payables and other liabilities:
Shares redeemed	388
Investment advisory fees	79,878
Distribution and service fees	8,412
Administration fees	3,238
Transfer agent fees	327
Trustees, CCO and deferred compensation fees	235
Audit and tax fees	12,222
Custody fees	21,747
Legal fees	1,793
Printing and shareholder reports fees	13,231
Other	416
Collateral for securities on loan	4,345,714

Total liabilities	4,487,601

Net assets	$127,389,096

Net assets consist of:
Capital stock ($0.01 par value)	$104,627
Additional paid-in capital	129,516,138
Undistributed (distributions in excess of) net investment income (loss)	2,680,262
Accumulated net realized gain (loss)	(1,428,513)
Net unrealized appreciation (depreciation) on:
Investments	(3,469,648)
Translation of assets and liabilities denominated in foreign currencies	(13,770)

Net assets	$127,389,096

Net assets by class:
Initial Class	$87,447,931
Service Class	39,941,165

Shares outstanding:
Initial Class	7,165,825
Service Class	3,296,924

Net asset value and offering price per share:
Initial Class	$12.20
Service Class	12.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$4,580,119
Net income from securities lending	133,834
Withholding taxes on foreign income	(400,411)

Total investment income	4,313,542

Expenses:
Investment advisory fees	984,070
Distribution and service fees:
Service Class	94,558
Administration fees	35,933
Transfer agent fees	1,824
Trustees, CCO and deferred compensation fees	3,428
Audit and tax fees	3,080
Custody fees	107,895
Legal fees	8,883
Printing and shareholder reports fees	5,172
Other	4,779

Total expenses	1,249,622

Net investment income (loss)	3,063,920

Net realized gain (loss) on:
Investments	1,767,306
Foreign currency transactions	(27,813)

Net realized gain (loss)	1,739,493

Net change in unrealized appreciation (depreciation) on:
Investments	(3,131,550)
Translation of assets and liabilities denominated in foreign currencies	(291)

Net change in unrealized appreciation (depreciation)	(3,131,841)

Net realized and change in unrealized gain (loss)	(1,392,348)

Net increase (decrease) in net assets resulting from operations	$1,671,572

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$3,063,920	$4,277,739
Net realized gain (loss)	1,739,493	4,096,903
Net change in unrealized appreciation (depreciation)	(3,131,841)	(16,115,126)

Net increase (decrease) in net assets resulting from operations	1,671,572	(7,740,484)

Distributions to shareholders:
Net investment income:
Initial Class	(2,834,184)	(2,665,586)
Service Class	(1,135,808)	(679,169)

Total distributions from net investment income	(3,969,992)	(3,344,755)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,636,991	4,784,652
Service Class	13,837,235	11,917,156

	19,474,226	16,701,808

Dividends and distributions reinvested:
Initial Class	2,834,184	2,665,586
Service Class	1,135,808	679,169

	3,969,992	3,344,755

Cost of shares redeemed:
Initial Class	(18,753,028)	(17,683,818)
Service Class	(5,883,560)	(6,031,844)

	(24,636,588)	(23,715,662)

Net increase (decrease) in net assets resulting from capital share transactions	(1,192,370)	(3,669,099)

Net increase (decrease) in net assets	(3,490,790)	(14,754,338)

Net assets:
Beginning of year	130,879,886	145,634,224

End of year	$127,389,096	$130,879,886

Undistributed (distributions in excess of) net investment income (loss)	$2,680,262	$3,613,177

Capital share transactions - shares:
Shares issued:
Initial Class	428,612	358,087
Service Class	1,053,975	898,123

	1,482,587	1,256,210

Shares reinvested:
Initial Class	229,861	199,819
Service Class	92,719	51,181

	322,580	251,000

Shares redeemed:
Initial Class	(1,436,120)	(1,377,317)
Service Class	(453,007)	(448,831)

	(1,889,127)	(1,826,148)

Net increase (decrease) in shares outstanding:
Initial Class	(777,647)	(819,411)
Service Class	693,687	500,473

	(83,960)	(318,938)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.43	$13.42	$11.05		$9.68	$11.47

Investment operations:
Net investment income (loss) (A)	0.31	0.41	0.25		0.20	0.17
Net realized and unrealized gain (loss)	(0.14)	(1.08)	2.41		1.40	(1.80)

Total investment operations	0.17	(0.67)	2.66		1.60	(1.63)

Distributions:
Net investment income	(0.40)	(0.32)	(0.29)		(0.23)	(0.16)

Net asset value, end of year	$12.20	$12.43	$13.42		$11.05	$9.68

Total return (B)	1.32%	(5.18)%	24.34%		16.75%	(14.29)%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,448	$98,735	$117,580		$98,677	$137,627
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.89%	1.02%		1.09%	1.07%
Including waiver and/or reimbursement and recapture	0.87%	0.89%	1.04%		1.07%	1.07%
Net investment income (loss) to average net assets	2.41%	3.05%	2.06%		1.97%	1.55%
Portfolio turnover rate	26%	30%	109	%(C)	35%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011
Net asset value, beginning of year	$12.35	$13.34	$10.99		$9.63	$11.42

Investment operations:
Net investment income (loss) (A)	0.26	0.35	0.21		0.16	0.13
Net realized and unrealized gain (loss)	(0.13)	(1.05)	2.41		1.41	(1.79)

Total investment operations	0.13	(0.70)	2.62		1.57	(1.66)

Distributions:
Net investment income	(0.37)	(0.29)	(0.27)		(0.21)	(0.13)

Net asset value, end of year	$12.11	$12.35	$13.34		$10.99	$9.63

Total return (B)	1.04%	(5.38)%	24.07%		16.44%	(14.56)%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,941	$32,145	$28,054		$17,487	$14,029
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.14%	1.27%		1.34%	1.32%
Including waiver and/or reimbursement and recapture	1.12%	1.14%	1.29%		1.32%	1.32%
Net investment income (loss) to average net assets	2.05%	2.66%	1.75%		1.51%	1.24%
Portfolio turnover rate	26%	30%	109	%(C)	35%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $330.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,345,714	$—	$—	$—	$4,345,714
Total Borrowings	$4,345,714	$—	$—	$—	$4,345,714
Gross amount of recognized liabilities for securities lending transactions					$4,345,714

5. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Moderate Growth VP	$289,909	0.23%
Transamerica Asset Allocation – Moderate VP	346,767	0.27
Transamerica International Moderate Growth VP	7,126,705	5.59
Total	$7,763,381	6.09%

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $500 million	0.74%
Over $500 million up to $1 billion	0.72%
Over $1 billion up to $2 billion	0.69%
Over $2 billion	0.66%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
1.02%	May 1, 2016

(A)	Prior to May 1, 2015, the expense limit was 1.07%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 34,280,100	$ —	$ 36,850,962	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (26,843)	$ 26,843

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on December 31,
2018
$ 1,061,961

During the year ended December 31, 2015, the capital loss carryforwards utilized or expired are $1,659,249.

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,969,992	$ —	$ —	$ 3,344,755	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,085,343	$ —	$ (1,061,961)	$ —	$ —	$ (4,255,051)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica TS&W International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes
$ 3,421,015	$ 198,490

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

(unaudited)

MARKET ENVIRONMENT

After a volatile roller coaster year, 2015 turned out to be a flat to down finish for many asset classes with the exception of the dollar which strengthened. There was a divergence of growth and monetary policies among the U.S., Europe, China and emerging economies. As the U.S. Federal Reserve (“Fed”) moved closer to its first rate hike, the European Central Bank (“ECB”), Bank of Japan and Peoples Bank of China remained increasingly accommodative.

Economic growth in the U.S. continued at a modest pace despite a fragile global environment and weak global inflationary pressures. First quarter gross domestic product (“GDP”) growth was well below consensus. This softness was somewhat expected and was rationalized by the market as a function of poor winter weather. GDP improved modestly throughout the year, reflected in strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remained under pressure.

When the Fed would raise interest rates weighed on investors’ concern all year. The strength in the October jobs report helped set the stage for this move. More than 270,000 jobs were added to nonfarm payrolls during the month as unemployment dropped to 5.0%. The Fed announced a 0.25% rate hike in the federal funds rate following the gathering of its policy-making Federal Open Market Committee (FOMC) in December. This was the first increase in nearly a decade.

Abroad, emerging markets were pummeled if they were commodity sensitive. A dramatic and unexpected deep decline in commodity prices hurt energy, and metals and mining prices. Fears over tighter Fed policy brought both emerging market equities and currencies lower. The Chinese stock market sold off sharply in June due in part to disappointment about the lack of additional monetary stimulus, and China began intervening to stop the free fall. Volatility in the market picked up again in August and September, when China devalued their currency sparking concerns of the decelerating pace of Chinese growth. While China’s transition to a consumer-driven growth model continued to be difficult, its economy did not have the hard landing that many predicted.

In Europe, negotiations between Greece and its creditors came down to the wire in June ultimately avoiding a Greek exit from the eurozone or “Grexit”. Aside from Greece, ECB President Mario Draghi emphasized the central bank’s commitment to its plan to fully implement its asset-purchase program through September 2016. The market began to have more confidence that the ECB would follow through on its promise.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Voya Limited Maturity Bond VP, Initial Class returned 0.41%. By comparison, its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, returned 0.65%.

STRATEGY REVIEW

For 2015, the Portfolio outperformed its benchmark before the deduction of fees and expenses, but underperformed net of fees during the reporting period. The rout in commodity-sensitive sectors like metals and energy led the move wider in corporate credit spreads along with negative year-over-year revenue growth. As oil and commodity prices plunged, Freeport-McMoRan, Inc. and Glencore (no longer held at year end), two metals and mining investment grade bonds, and Murphy Oil Corp., an oil and gas production holding, detracted from performance. However, outside the commodity-related names, positive sales growth and other fundamentals remained supportive. Overall, favorable security selection within investment grade corporates contributed to relative results.

From a portfolio perspective, sector allocation was the primary driver of results. Our key positioning was to stay overweight U.S.-centric assets and securities backed by commercial real estate as the housing recovery continued. A portfolio overweight to commercial mortgage-backed securities and asset-backed securities (“ABS”) provided the largest contribution to returns. The favorable fundamental backdrop in housing and labor fueled risk appetites across the structured landscape supported strong performance. These sectors benefited from a lack of correlation with other spread sectors that suffered from spikes in risk aversion during periods of volatility. Within ABS, signs of increasing credit availability rewarded investors. An overweight to investment grade and underweight to U.S. Treasury also contributed to results despite a widening of spreads. Finally, duration of U.S. interest rates was traded around the benchmark and had a slight favorable impact to performance.

Derivatives were used in the Portfolio, and they had a negative impact on performance.

Christine Hurtsellers, CFA

Matthew Toms, CFA

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	0.41%	0.40%	05/01/2013
Barclays 1-3 Year U.S. Government/Credit Index (A)	0.65%	0.64%
Service Class	0.29%	0.17%	05/01/2013

(A) The Barclays 1-3 Year U.S. Government/Credit Index is comprised of U.S. treasuries, government-related issues, and corporates with remaining maturities of less than three years and more than one year.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of debt securities may be affected by the ability of issuers to make principal and interest payments and even the possibility that the issuer will default completely. The Portfolio is subject to interest rate risk, which is the possibility that a Fund’s yield will decline due to falling interest rates and the potential for bond prices to fall as interest rates rise. It may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$998.20	$3.22	$1,022.00	$3.26	0.64%
Service Class	1,000.00	996.90	4.48	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	25.9%
AAA	16.2
AA	10.9
A	23.3
BBB	23.0
BB	0.1
NR (Not Rated)	7.7
Net Other Assets (Liabilities) ^	(7.1)
Total	100.0%

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 15.1%
Cayman Islands - 5.0%
ARES CLO, Ltd. Series 2007-11A, Class C
1.57%, 10/11/2021 (A) (B)	$ 250,000	$ 237,692
Callidus Debt Partners CLO Fund VI, Ltd. Series 6A, Class A1T
0.58%, 10/23/2021 (A) (B)	356,309	348,982
CIFC Funding, Ltd. Series 2006-2A, Class B1L
2.01%, 03/01/2021 (A) (B)	250,000	245,129
ColumbusNova CLO IV, Ltd. Series 2007-2A, Class C
2.57%, 10/15/2021 (A) (B)	300,000	295,899
Gulf Stream - Compass CLO, Ltd.
Series 2007-1A, Class B
1.22%, 10/28/2019 (A) (B)	250,000	246,915
Series 2007-1A, Class C
2.32%, 10/28/2019 (A) (B)	250,000	249,950
Series 2007-1A, Class D
3.77%, 10/28/2019 (A) (B)	250,000	250,059
Gulf Stream - Sextant CLO, Ltd. Series 2007-1A, Class D
2.93%, 06/17/2021 (A) (B)	250,000	243,181
Kingsland III, Ltd. Series 2006-3A, Class B
1.03%, 08/24/2021 (A) (B)	420,000	400,678
KKR Financial CLO, Ltd. Series 2007-1A, Class D
2.61%, 05/15/2021 (A) (B)	500,000	496,906
MSIM Peconic Bay, Ltd.
Series 2007-1A, Class C
2.32%, 07/20/2019 (A) (B)	250,000	246,665
Series 2007-1A, Class D
3.57%, 07/20/2019 (A) (B)	250,000	248,156
Muir Grove CLO, Ltd. Series 2007-1A, Class B
2.32%, 03/25/2020 (A) (B)	600,000	581,355
Sierra CLO II, Ltd. Series 2006-2A, Class B2L
3.82%, 01/22/2021 (A) (B)	300,000	299,994

		4,391,561

United States - 10.1%
American Residential Properties Trust Series 2014-SFR1, Class C
2.70%, 09/17/2031 (A) (B)	250,000	245,479
BA Credit Card Trust Series 2014-A2, Class A
0.60%, 09/16/2019 (B)	100,000	99,887
Bank of The West Auto Trust
Series 2014-1, Class A4
1.65%, 03/16/2020 (A)	400,000	396,425
Series 2015-1, Class A4
1.66%, 09/15/2020 (A)	100,000	99,037
BMW Vehicle Lease Trust Series 2015-2, Class A4
1.55%, 02/20/2019	60,000	59,555
Cabela’s Credit Card Master Note Trust Series 2015-1A, Class A1
2.26%, 03/15/2023	600,000	595,489

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Capital Auto Receivables Asset Trust Series 2015-1, Class A3
1.61%, 06/20/2019	$ 230,000	$ 228,852
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3
0.71%, 01/18/2022 (B)	500,000	497,368
Series 2015-A7, Class A7
1.45%, 08/16/2021	180,000	178,418
CarMax Auto Owner Trust
Series 2014-4, Class A4
1.81%, 07/15/2020	260,000	258,489
Series 2015-1, Class A4
1.83%, 07/15/2020	180,000	179,106
Series 2015-3, Class A3
1.63%, 05/15/2020	350,000	348,421
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A
4.75%, 12/25/2019	84,419	85,305
Chase Issuance Trust Series 2015-A7, Class A7
1.62%, 07/15/2020	300,000	298,980
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4
1.76%, 12/16/2019 (A)	200,000	199,436
Citibank Credit Card Issuance Trust
Series 2008-A1, Class A1
5.35%, 02/07/2020	446,000	479,663
Series 2013-A2, Class A2
0.70%, 05/26/2020 (B)	261,000	260,189
Series 2014-A6, Class A6
2.15%, 07/15/2021	130,000	130,622
CNH Equipment Trust Series 2015-B, Class A4
1.89%, 04/15/2022	190,000	189,087
Discover Card Execution Note Trust
Series 2007-A1, Class A1
5.65%, 03/16/2020	400,000	427,686
Series 2012-A6, Class A6
1.67%, 01/18/2022	220,000	216,998
Series 2014-A1, Class A1
0.76%, 07/15/2021 (B)	510,000	509,389
Series 2014-A4, Class A4
2.12%, 12/15/2021	200,000	200,684
Series 2015-A3, Class A
1.45%, 03/15/2021	140,000	138,711
Fifth Third Auto Trust Series 2014-2, Class A4
1.38%, 12/15/2020	180,000	179,615
GM Financial Automobile Leasing Trust Series 2015-3, Class A4
1.81%, 11/20/2019	130,000	128,785
GSAMP Trust Series 2005-SEA2, Class A1
0.77%, 01/25/2045 (A) (B)	62,440	60,882
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A4
1.55%, 10/15/2021	410,000	408,721
Series 2015-1, Class A4
1.67%, 08/15/2022	300,000	298,174

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Hyundai Auto Receivables Trust
Series 2013-A, Class B
1.13%, 09/17/2018	$ 210,000	$ 209,025
Series 2014-A, Class A4
1.32%, 08/15/2019	180,000	179,325
Series 2014-B, Class A4
1.46%, 11/15/2019	50,000	49,875
Series 2015-A, Class A4
1.37%, 07/15/2020	180,000	178,177
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A4
1.75%, 12/15/2021	140,000	139,163
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4
1.43%, 05/21/2021 (A)	110,000	109,032
Synchrony Credit Card Master Note Trust Series 2015-2, Class A
1.60%, 04/15/2021	130,000	129,073
Toyota Auto Receivables Owner Trust Series 2015-B, Class A4
1.74%, 09/15/2020	100,000	100,028
USAA Auto Owner Trust Series 2015-1, Class A4
1.54%, 11/16/2020	100,000	99,353
Volkswagen Auto Loan Enhanced Trust Series 2012-2, Class A4
0.66%, 03/20/2019	159,039	158,383
World Omni Auto Receivables Trust Series 2015-B, Class A4
1.84%, 01/17/2022	80,000	79,098

		8,829,985

Total Asset-Backed Securities (Cost $13,346,465)		13,221,546

CORPORATE DEBT SECURITIES - 49.3%
Australia - 1.6%
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	175,000	171,904
Commonwealth Bank of Australia
1.13%, 03/13/2017	250,000	249,411
1.40%, 09/08/2017 (C)	250,000	249,456
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (A)	400,000	397,082
Scentre Group Trust 1 / Scentre Group Trust 2
2.38%, 11/05/2019 (A)	188,000	185,462
Westpac Banking Corp.
1.50%, 12/01/2017	175,000	174,442

		1,427,757

Canada - 3.1%
Bank of Montreal
1.30%, 07/14/2017, MTN	240,000	239,415
1.80%, 07/31/2018, MTN	170,000	169,624
Bank of Nova Scotia
1.30%, 07/21/2017	438,000	436,626
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	148,000	143,949

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Royal Bank of Canada
1.50%, 01/16/2018, MTN	$ 280,000	$ 278,487
1.80%, 07/30/2018, MTN (C)	230,000	229,295
Thomson Reuters Corp.
0.88%, 05/23/2016	321,000	320,750
1.30%, 02/23/2017	119,000	118,431
1.65%, 09/29/2017	129,000	128,337
Toronto-Dominion Bank
1.13%, 05/02/2017, MTN	350,000	348,868
2.25%, 11/05/2019, MTN	175,000	174,895
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	132,000	131,479

		2,720,156

China - 0.2%
Alibaba Group Holding Ltd.
1.63%, 11/28/2017	205,000	202,430

France - 1.0%
Banque Federative du Credit Mutuel SA
1.70%, 01/20/2017 (A)	200,000	200,404
BPCE SA
1.63%, 02/10/2017, MTN	250,000	249,427
Electricite de France SA
2.35%, 10/13/2020 (A)	160,000	157,512
Sanofi
1.25%, 04/10/2018	240,000	238,951

		846,294

Germany - 0.4%
Deutsche Bank AG
1.35%, 05/30/2017	108,000	107,304
1.88%, 02/13/2018	223,000	221,104

		328,408

Ireland - 0.2%
Perrigo Co. PLC
1.30%, 11/08/2016	200,000	198,586

Italy - 0.2%
Intesa Sanpaolo SpA
2.38%, 01/13/2017	202,000	202,657

Japan - 1.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.55%, 09/09/2016 (A)	246,000	246,462
1.70%, 03/05/2018 (A)	200,000	198,335
Mitsubishi UFJ Trust & Banking Corp.
1.60%, 10/16/2017 (A)	207,000	205,607
Mizuho Bank, Ltd.
1.30%, 04/16/2017 (A)	200,000	199,017
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/2017, MTN	250,000	248,479

		1,097,900

Jersey, Channel Islands - 0.3%
UBS Group Funding Jersey, Ltd.
2.95%, 09/24/2020 (A)	240,000	237,760

Luxembourg - 0.2%
Actavis Funding SCS
2.35%, 03/12/2018	215,000	215,224

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands - 1.4%
ABN AMRO Bank NV
2.45%, 06/04/2020 (A)	$ 210,000	$ 208,196
ING Bank NV
2.05%, 08/17/2018 (A) (C)	250,000	249,767
2.70%, 08/17/2020 (A)	300,000	301,411
Shell International Finance BV
1.63%, 11/10/2018	120,000	119,338
2.13%, 05/11/2020	110,000	108,214
Siemens Financieringsmaatschappij NV
1.45%, 05/25/2018 (A)	240,000	238,074

		1,225,000

Norway - 0.3%
Statoil ASA
1.25%, 11/09/2017	162,000	160,363
1.95%, 11/08/2018	118,000	117,915

		278,278

Sweden - 0.2%
Nordea Bank AB
0.88%, 05/13/2016 (A)	200,000	199,979

Switzerland - 1.1%
Credit Suisse AG
1.38%, 05/26/2017, MTN	256,000	254,791
1.70%, 04/27/2018	230,000	228,349
UBS AG
1.38%, 08/14/2017, MTN	250,000	248,457
1.80%, 03/26/2018, MTN	250,000	249,581

		981,178

United Kingdom - 2.3%
Abbey National Treasury Services PLC
1.65%, 09/29/2017	323,000	323,293
AstraZeneca PLC
1.75%, 11/16/2018	160,000	159,550
Barclays Bank PLC
5.00%, 09/22/2016	160,000	164,106
BAT International Finance PLC
1.85%, 06/15/2018 (A)	180,000	179,911
BP Capital Markets PLC
1.67%, 02/13/2018	85,000	84,904
2.25%, 11/01/2016	140,000	141,209
2.52%, 01/15/2020	149,000	148,516
British Telecommunications PLC
5.95%, 01/15/2018	151,000	162,812
Lloyds Bank PLC
1.75%, 05/14/2018	220,000	219,525
2.00%, 08/17/2018	250,000	250,190
Vodafone Group PLC
5.63%, 02/27/2017	155,000	161,826

		1,995,842

United States - 35.5%
Abbott Laboratories
2.00%, 03/15/2020	300,000	298,998
AbbVie, Inc.
1.75%, 11/06/2017	174,000	173,662
1.80%, 05/14/2018	210,000	209,033
Air Lease Corp.
2.13%, 01/15/2018	183,000	179,797

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Altera Corp.
1.75%, 05/15/2017	$ 191,000	$ 191,740
Altria Group, Inc.
2.63%, 01/14/2020	213,000	213,396
American Express Credit Corp.
1.55%, 09/22/2017, MTN	97,000	96,961
1.80%, 07/31/2018, MTN	230,000	229,589
American Honda Finance Corp.
1.20%, 07/14/2017, MTN	111,000	110,510
2.25%, 08/15/2019, MTN	250,000	250,615
AmerisourceBergen Corp.
1.15%, 05/15/2017	305,000	302,818
Anthem, Inc.
2.25%, 08/15/2019	170,000	168,929
Apple, Inc.
0.90%, 05/12/2017	250,000	249,227
Applied Materials, Inc.
2.63%, 10/01/2020	350,000	349,597
Automatic Data Processing, Inc.
2.25%, 09/15/2020	310,000	311,174
Bank of America Corp.
1.95%, 05/12/2018, MTN	228,000	226,711
2.60%, 01/15/2019	405,000	406,320
3.75%, 07/12/2016	310,000	313,887
Baxalta, Inc.
2.00%, 06/22/2018 (A)	170,000	168,256
Baxter International, Inc.
0.95%, 06/01/2016	168,000	167,898
Bayer US Finance LLC
1.50%, 10/06/2017 (A)	200,000	199,918
BB&T Corp.
1.60%, 08/15/2017, MTN	310,000	310,358
Becton Dickinson and Co.
1.45%, 05/15/2017	148,000	147,375
1.80%, 12/15/2017	164,000	163,762
Capital One NA
2.35%, 08/17/2018	250,000	250,470
Cardinal Health, Inc.
1.95%, 06/15/2018	110,000	109,714
Caterpillar Financial Services Corp.
2.25%, 12/01/2019, MTN	219,000	219,583
Celgene Corp.
2.13%, 08/15/2018	170,000	170,038
Charles Schwab Corp.
1.50%, 03/10/2018	240,000	238,827
Chevron Corp.
1.37%, 03/02/2018	250,000	247,999
1.79%, 11/16/2018	151,000	149,633
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP
1.70%, 05/01/2018 (A)	100,000	98,753
Cisco Systems, Inc.
1.10%, 03/03/2017	315,000	315,265
1.65%, 06/15/2018	200,000	200,836
Citigroup, Inc.
1.85%, 11/24/2017	131,000	130,807
2.05%, 12/07/2018	350,000	348,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citizens Bank NA
1.60%, 12/04/2017, MTN	$ 250,000	$ 247,669
Columbia Pipeline Group, Inc.
2.45%, 06/01/2018 (A)	170,000	166,212
Comerica, Inc.
2.13%, 05/23/2019	195,000	193,635
Compass Bank
1.85%, 09/29/2017	316,000	313,299
ConocoPhillips Co.
1.50%, 05/15/2018	100,000	98,167
Corning, Inc.
1.50%, 05/08/2018	160,000	157,230
Daimler Finance North America LLC
1.65%, 03/02/2018 (A)	225,000	222,305
Discover Bank
2.60%, 11/13/2018	100,000	99,920
Dominion Resources, Inc.
1.90%, 06/15/2018	240,000	237,684
ELI Lilly & Co.
1.25%, 03/01/2018	125,000	124,692
Energy Transfer Partners, LP
2.50%, 06/15/2018	110,000	105,363
Entergy Corp.
4.70%, 01/15/2017	329,000	337,366
Enterprise Products Operating LLC
1.65%, 05/07/2018	220,000	214,621
Equity One, Inc.
6.25%, 01/15/2017	160,000	166,610
Express Scripts Holding Co.
1.25%, 06/02/2017	100,000	99,333
3.13%, 05/15/2016	241,000	242,608
Fifth Third Bank
2.15%, 08/20/2018, MTN	350,000	350,997
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	219,000	216,349
1.70%, 05/09/2016	200,000	200,196
3.16%, 08/04/2020	350,000	348,774
Freeport-McMoRan, Inc.
2.30%, 11/14/2017	160,000	136,400
General Electric Capital Corp.
2.20%, 01/09/2020, MTN	188,000	188,696
General Motors Financial Co., Inc.
2.63%, 07/10/2017	310,000	310,945
Gilead Sciences, Inc.
1.85%, 09/04/2018	60,000	60,261
2.35%, 02/01/2020	184,000	184,124
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	498,000	502,303
Hewlett Packard Enterprise Co.
2.45%, 10/05/2017 (A)	91,000	90,923
2.85%, 10/05/2018 (A)	68,000	67,962
HSBC USA, Inc.
1.50%, 11/13/2017	155,000	154,302
2.00%, 08/07/2018	120,000	119,970
Huntington National Bank
1.35%, 08/02/2016	250,000	250,016
1.70%, 02/26/2018	250,000	247,218
2.00%, 06/30/2018	270,000	268,300
2.20%, 11/06/2018	250,000	249,309

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Hyundai Capital America
1.88%, 08/09/2016 (A)	$ 375,000	$ 375,516
Intel Corp.
1.35%, 12/15/2017	260,000	260,346
International Business Machines Corp.
1.95%, 07/22/2016	100,000	100,598
JM Smucker Co.
1.75%, 03/15/2018	280,000	278,683
John Deere Capital Corp.
1.05%, 10/11/2016	158,000	158,185
Johnson Controls, Inc.
1.40%, 11/02/2017	104,000	102,919
JPMorgan Chase & Co.
1.35%, 02/15/2017, MTN	254,000	253,488
1.70%, 03/01/2018, MTN	473,000	470,706
KeyCorp
2.30%, 12/13/2018, MTN	184,000	184,274
Kilroy Realty, LP
4.80%, 07/15/2018	64,000	67,173
Kinder Morgan, Inc.
2.00%, 12/01/2017	186,000	179,210
KLA-Tencor Corp.
2.38%, 11/01/2017	162,000	162,084
Kraft Heinz Foods Co.
2.00%, 07/02/2018 (A)	300,000	298,584
L-3 Communications Corp.
1.50%, 05/28/2017	148,000	146,166
Lockheed Martin Corp.
1.85%, 11/23/2018	180,000	179,682
Manufacturers & Traders Trust Co.
1.40%, 07/25/2017	337,000	335,453
McDonald’s Corp.
2.10%, 12/07/2018, MTN	230,000	230,148
McKesson Corp.
1.29%, 03/10/2017	175,000	174,508
Medtronic, Inc.
0.88%, 02/27/2017	218,000	217,227
2.50%, 03/15/2020	131,000	131,929
MetLife, Inc.
1.90%, 12/15/2017	129,000	129,759
Microsoft Corp.
1.30%, 11/03/2018	250,000	249,554
Monsanto Co.
1.15%, 06/30/2017	344,000	341,503
Morgan Stanley
1.88%, 01/05/2018	190,000	189,813
2.13%, 04/25/2018	200,000	200,267
2.20%, 12/07/2018, MTN	20,000	20,010
5.45%, 01/09/2017, MTN	241,000	250,170
Murphy Oil Corp.
2.50%, 12/01/2017	185,000	169,674
Murray Street Investment Trust I
4.65%, 03/09/2017 (D)	204,000	210,181
National Rural Utilities Cooperative Finance Corp.
1.10%, 01/27/2017	238,000	237,984
NetApp, Inc.
2.00%, 12/15/2017	200,000	198,659

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
New York Life Global Funding
1.55%, 11/02/2018 (A)	$ 100,000	$ 99,185
NextEra Energy Capital Holdings, Inc.
1.59%, 06/01/2017	130,000	129,535
Oracle Corp.
1.20%, 10/15/2017	260,000	260,138
PACCAR Financial Corp.
1.45%, 03/09/2018, MTN	130,000	129,177
1.75%, 08/14/2018, MTN	150,000	149,490
PepsiCo, Inc.
1.25%, 04/30/2018 (C)	140,000	139,489
Pfizer, Inc.
1.10%, 05/15/2017	249,000	248,799
Philip Morris International, Inc.
1.25%, 11/09/2017	240,000	239,688
2.50%, 05/16/2016	280,000	281,720
PNC Bank NA
1.15%, 11/01/2016	250,000	250,027
PNC Funding Corp.
5.63%, 02/01/2017	230,000	239,114
PPG Industries, Inc.
2.30%, 11/15/2019	171,000	169,232
Pricoa Global Funding I
1.90%, 09/21/2018 (A)	210,000	209,223
Procter & Gamble Co.
1.90%, 11/01/2019 (C)	180,000	181,153
Qualcomm, Inc.
1.40%, 05/18/2018	110,000	109,059
Regions Bank
2.25%, 09/14/2018	290,000	289,695
Regions Financial Corp.
2.00%, 05/15/2018	202,000	200,572
Reynolds American, Inc.
2.30%, 06/12/2018	150,000	150,942
3.50%, 08/04/2016 (C)	90,000	90,961
Santander Bank NA
2.00%, 01/12/2018	250,000	248,161
Southern California Edison Co.
1.13%, 05/01/2017	172,000	170,879
Southern Co.
1.30%, 08/15/2017	239,000	236,805
Southern Power Co.
1.50%, 06/01/2018	160,000	156,622
Southwest Airlines Co.
2.65%, 11/05/2020	310,000	308,424
2.75%, 11/06/2019	163,000	164,264
St. Jude Medical, Inc.
2.00%, 09/15/2018	110,000	109,796
2.80%, 09/15/2020	130,000	130,049
Starbucks Corp.
0.88%, 12/05/2016	286,000	285,489
SunTrust Banks, Inc.
2.50%, 05/01/2019	130,000	130,643
3.50%, 01/20/2017	168,000	170,900
Synchrony Financial
2.60%, 01/15/2019	145,000	144,479
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	121,000	120,909

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Toyota Motor Credit Corp.
1.45%, 01/12/2018, MTN	$ 154,000	$ 153,707
United Technologies Corp.
1.78%, 05/04/2018 (D)	150,000	148,486
UnitedHealth Group, Inc.
1.40%, 12/15/2017	179,000	178,473
1.90%, 07/16/2018	100,000	100,301
US Bancorp
2.20%, 11/15/2016, MTN	100,000	100,964
US Bank NA
1.38%, 09/11/2017	250,000	249,986
Valspar Corp.
6.05%, 05/01/2017	118,000	124,123
Ventas Realty, LP
1.25%, 04/17/2017	205,000	203,488
1.55%, 09/26/2016	186,000	186,128
Verizon Communications, Inc.
2.63%, 02/21/2020	240,000	240,834
Visa, Inc.
1.20%, 12/14/2017	390,000	389,563
Walgreens Boots Alliance, Inc.
2.70%, 11/18/2019	78,000	77,853
Waste Management, Inc.
2.60%, 09/01/2016	144,000	144,996
WEA Finance LLC / Westfield UK & Europe Finance PLC
1.75%, 09/15/2017 (A)	200,000	198,284
Wells Fargo & Co.
2.10%, 05/08/2017, MTN	496,000	500,920
Welltower, Inc. REIT
3.63%, 03/15/2016	94,000	94,409
Whirlpool Corp.
1.65%, 11/01/2017	162,000	161,163
WM Wrigley Jr. Co.
1.40%, 10/21/2016 (A)	205,000	204,789
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/2018	150,000	149,076
Zoetis, Inc.
1.88%, 02/01/2018	172,000	169,701

		31,120,682

Total Corporate Debt Securities (Cost $43,471,786)		43,278,131

MORTGAGE-BACKED SECURITIES - 9.0%
Cayman Islands - 0.3%
PFP, Ltd. Series 2015-2, Class C
3.57%, 07/14/2034 (A) (B)	240,000	240,101

United States - 8.7%
Banc of America Commercial Mortgage Trust
Series 2006-2, Class A4
5.83%, 05/10/2045 (B)	28,578	28,615
Series 2006-4, Class A4
5.63%, 07/10/2046	248,582	250,601
Series 2007-3, Class A1A
5.56%, 06/10/2049 (B)	21,543	22,269
Series 2007-3, Class A4
5.56%, 06/10/2049 (B)	34,906	35,876

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Banc of America Re-REMIC Trust Series 2009-UB2, Class A4AA
7.89%, 02/24/2051(A) (B)	$ 132,773	$ 135,911
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR9, Class C
5.06%, 09/11/2042 (B)	210,000	209,642
Series 2005-T18, Class C
5.07%, 02/13/2042 (B)	104,897	104,847
Series 2006-PW12, Class A4
5.71%, 09/11/2038 (B)	116,510	117,262
CD Commercial Mortgage Trust
Series 2005-CD1, Class C
5.28%, 07/15/2044 (B)	20,042	20,035
Series 2007-CD4, Class A1A
5.29%, 12/11/2049 (B)	335,585	343,775
CD Mortgage Trust
Series 2006-CD3, Class AM
5.65%, 10/15/2048	430,000	435,896
Series 2007-CD5, Class AJ
6.12%, 11/15/2044 (B)	230,000	239,781
Series 2007-CD5, Class AJA
6.12%, 11/15/2044 (B)	130,000	135,069
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class A1A
5.81%, 03/15/2049 (B)	45,161	45,348
Series 2007-C6, Class A1A
5.71%, 12/10/2049 (B)	400,540	414,877
COBALT CMBS Commercial Mortgage Trust Series 2007-C2, Class A3
5.48%, 04/15/2047 (B)	211,382	217,253
COMM Mortgage Trust Series 2010-RR1, Class GEA
5.54%, 12/11/2049 (A) (B)	390,000	398,337
CSMC Trust
Series 2009-RR3, Class A5A
5.34%, 12/15/2043 (A) (B)	200,000	203,979
Series 2010-RR5, Class 2A
5.34%, 12/16/2043 (A) (B)	360,000	364,396
DBRR Trust Series 2011-C32, Class A3A
5.71%, 06/17/2049 (A) (B)	350,000	361,466
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	97,688	97,809
Series 2006-LDP7, Class A4
5.91%, 04/15/2045 (B)	431,266	432,647
JPMorgan Chase Commercial Mortgage-Backed Securities Trust Series 2010-RR1, Class JPA
5.77%, 06/18/2049 (A) (B)	170,000	173,568
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR1, Class A4B2
0.94%, 03/18/2051 (A) (B)	100,000	94,133
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.82%, 06/15/2038 (B)	305,485	308,163

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2006-C7, Class A1A
5.34%, 11/15/2038	$ 101,725	$ 103,767
Series 2006-C7, Class A2
5.30%, 11/15/2038	18,918	19,081
Merrill Lynch Mortgage Investors Trust Series 1998-C1, Class A3
6.72%, 11/15/2026 (B)	87,907	88,769
Merrill Lynch Mortgage Trust
Series 2006-C1, Class A4
5.67%, 05/12/2039 (B)	65,805	65,874
Series 2006-C2, Class A4
5.74%, 08/12/2043 (B)	129,506	130,834
Morgan Stanley Capital I Trust
Series 2005-T17, Class AJ
4.84%, 12/13/2041 (B)	16,094	16,152
Series 2006-IQ12, Class A4
5.33%, 12/15/2043	69,779	71,017
Series 2007-HQ11, Class A31
5.44%, 02/12/2044	5,411	5,405
Series 2007-T25, Class A3
5.51%, 11/12/2049 (B)	79,751	81,438
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4A
5.79%, 08/12/2045 (A) (B)	307,557	315,958
Series 2010-C30A, Class A3B
5.25%, 12/17/2043 (A) (B)	106,555	106,392
Series 2010-GG10, Class A4A
5.79%, 08/15/2045 (A) (B)	177,700	182,354
TIAA CMBS I Trust Series 2001-C1A, Class L
5.77%, 06/19/2033 (A)	392,964	402,413
Wachovia Bank Commercial Mortgage Trust
Series 2006-C24, Class A1A
5.56%, 03/15/2045 (B)	47,532	47,474
Series 2006-C25, Class AJ
5.77%, 05/15/2043 (B)	440,000	442,012
Series 2006-C29, Class A4
5.31%, 11/15/2048	228,229	231,346
Series 2007-C30, Class A3
5.25%, 12/15/2043	193,411	193,533

		7,695,374

Total Mortgage-Backed Securities (Cost $8,139,246)		7,935,475

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%
Federal National Mortgage Association
1.07%, 11/25/2016	53,946	53,914
FREMF Mortgage Trust Series 2012-K501, Class C
3.40%, 11/25/2046 (A) (B)	640,000	641,775

Total U.S. Government Agency Obligations (Cost $696,542)		695,689

U.S. GOVERNMENT OBLIGATIONS - 25.1%
U.S. Treasury Note
0.38%, 10/31/2016	3,975,000	3,962,733
0.88%, 11/30/2017 (C)	5,967,700	5,950,447
1.25%, 12/15/2018	1,280,000	1,277,301

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
1.50%, 07/31/2016	$ 5,095,000	$ 5,120,674
1.63%, 07/31/2020	4,496,000	4,474,572
1.75%, 12/31/2020	817,000	816,106
2.00%, 11/30/2022	384,000	381,900

Total U.S. Government Obligations (Cost $22,060,902)		21,983,733

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (E)	6,474,161	6,474,161

Total Securities Lending Collateral (Cost $6,474,161)		6,474,161

Principal	Value
REPURCHASE AGREEMENT - 0.4%

State Street Bank & Trust Co. 0.03% (E), dated 12/31/2015, to be repurchased at $385,946 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2017, and with a value of $396,825.

$ 385,945	$ 385,945

Total Repurchase Agreement (Cost $385,945)	385,945

Total Investments (Cost $94,575,047) (F)	93,974,680
Net Other Assets (Liabilities) - (7.1)%	(6,190,951)

Net Assets - 100.0%	$ 87,783,729

CENTRALLY CLEARED SWAP AGREEMENTS: (G)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.49%	07/31/2020	USD	4,496,000	$15,069	$—	$15,069
3-Month USD-LIBOR	1.56	11/04/2020	USD	4,356,000	20,803	—	20,803

Total					$35,872	$—	$35,872

FUTURES CONTRACTS: (H)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	104	03/31/2016	$—	$(29,640)
5-Year U.S. Treasury Note	Short	(13)	03/31/2016	4,498	—

Total				$4,498	$(29,640)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	23.4%	$21,983,733
Banks	15.4	14,470,228
Asset-Backed Securities	14.1	13,221,546
Mortgage-Backed Securities	8.4	7,935,475
Capital Markets	3.1	2,948,736
Oil, Gas & Consumable Fuels	2.8	2,585,519
Automobiles	2.2	2,035,210
Consumer Finance	1.8	1,701,621
Pharmaceuticals	1.7	1,555,421
Health Care Equipment & Supplies	1.6	1,516,110
Health Care Providers & Services	1.5	1,376,684
Tobacco	1.2	1,156,618
Real Estate Investment Trusts	1.2	1,101,554
Electric Utilities	1.1	1,032,097
Biotechnology	1.0	965,374
Semiconductors & Semiconductor Equipment	1.0	963,767
Food Products	0.8	782,056
U.S. Government Agency Obligations	0.7	695,689
Diversified Financial Services	0.7	636,861
Chemicals	0.7	634,858

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Communications Equipment	0.7%	$625,160
Technology Hardware, Storage & Peripherals	0.6	606,771
Media	0.6	567,518
Hotels, Restaurants & Leisure	0.5	515,637
Software	0.5	509,692
Aerospace & Defense	0.5	474,334
Airlines	0.5	472,688
Insurance	0.5	438,167
IT Services	0.4	411,772
Diversified Telecommunication Services	0.4	403,646
Metals & Mining	0.3	308,304
Industrial Conglomerates	0.3	238,074
Multi-Utilities	0.3	237,684
Machinery	0.2	219,583
Internet Software & Services	0.2	202,430
Household Products	0.2	181,153
Trading Companies & Distributors	0.2	179,797
Wireless Telecommunication Services	0.2	161,826
Household Durables	0.2	161,163
Electronic Equipment, Instruments & Components	0.2	157,230
Independent Power and Renewable Electricity Producers	0.2	156,622
Commercial Services & Supplies	0.2	144,996
Beverages	0.1	139,489
Life Sciences Tools & Services	0.1	120,909
Auto Components	0.1	102,919
Food & Staples Retailing	0.1	77,853

Investments, at Value	92.7	87,114,574
Short-Term Investments	7.3	6,860,106

Total Investments	100.0%	$93,974,680

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$13,221,546	$—	$13,221,546
Corporate Debt Securities	—	43,278,131	—	43,278,131
Mortgage-Backed Securities	—	7,935,475	—	7,935,475
U.S. Government Agency Obligations	—	695,689	—	695,689
U.S. Government Obligations	—	21,983,733	—	21,983,733
Securities Lending Collateral	6,474,161	—	—	6,474,161
Repurchase Agreement	—	385,945	—	385,945

Total Investments	$6,474,161	$87,500,519	$—	$93,974,680

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$35,872	$—	$35,872
Futures Contracts (J)	4,498	—	—	4,498

Total Other Financial Instruments	$4,498	$35,872	$—	$40,370

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(29,640)	$—	$—	$(29,640)

Total Other Financial Instruments	$(29,640)	$—	$—	$(29,640)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $14,927,524, representing 17.0% of the Portfolio’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $6,341,990. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2015; the maturity date disclosed is the ultimate maturity date.
(E)	Rate disclosed reflects the yield at December 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $94,581,218. Aggregate gross unrealized appreciation and depreciation for all securities is $50,227 and $656,765, respectively. Net unrealized depreciation for tax purposes is $606,538.
(G)	Cash in the amount of $200,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(H)	Cash in the amount of $59,410 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust

CURRENCY ABBREVIATION:

USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $94,189,102) (including securities loaned of $6,341,990)	$93,588,735
Repurchase agreement, at value (cost $385,945)	385,945
Cash on deposit with broker	259,410
Receivables:
Interest	376,837
Tax reclaims	416
Net income from securities lending	8,207
Variation margin receivable	11,251

Total assets	94,630,801

Liabilities:
Due to custodian	50,504
Payables and other liabilities:
Shares redeemed	112
Investments purchased	254,188
Investment advisory fees	37,309
Distribution and service fees	159
Administration fees	2,239
Transfer agent fees	218
Trustees, CCO and deferred compensation fees	166
Audit and tax fees	13,179
Custody fees	12,289
Legal fees	1,144
Printing and shareholder reports fees	1,132
Other	272
Collateral for securities on loan	6,474,161

Total liabilities	6,847,072

Net assets	$87,783,729

Net assets consist of:
Capital stock ($0.01 par value)	$87,844
Additional paid-in capital	87,696,911
Undistributed (distributions in excess of) net investment income (loss)	898,699
Accumulated net realized gain (loss)	(310,088)
Net unrealized appreciation (depreciation) on:
Investments	(600,367)
Swap agreements	35,872
Futures contracts	(25,142)

Net assets	$87,783,729

Net assets by class:
Initial Class	$87,042,924
Service Class	740,805

Shares outstanding:
Initial Class	8,710,036
Service Class	74,406

Net asset value and offering price per share:
Initial Class	$9.99
Service Class	9.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest income	$1,264,705
Net income from securities lending	26,294
Withholding taxes on foreign income	(123)

Total investment income	1,290,876

Expenses:
Investment advisory fees	439,584
Distribution and service fees:
Service Class	1,816
Administration fees	23,822
Transfer agent fees	1,199
Trustees, CCO and deferred compensation fees	2,308
Audit and tax fees	15,449
Custody fees	69,852
Legal fees	5,647
Other	3,218

Total expenses	562,895

Net investment income (loss)	727,981

Net realized gain (loss) on:
Investments	(110,323)
Swap agreements	(60)
Futures contracts	(51,274)
Foreign currency transactions	576

Net realized gain (loss)	(161,081)

Net change in unrealized appreciation (depreciation) on:
Investments	(195,455)
Swap agreements	35,872
Futures contracts	(1,047)
Translation of assets and liabilities denominated in foreign currencies	(42)

Net change in unrealized appreciation (depreciation)	(160,672)

Net realized and change in unrealized gain (loss)	(321,753)

Net increase (decrease) in net assets resulting from operations	$406,228

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$727,981	$725,470
Net realized gain (loss)	(161,081)	182,879
Net change in unrealized appreciation (depreciation)	(160,672)	(327,824)

Net increase (decrease) in net assets resulting from operations	406,228	580,525

Distributions to shareholders:
Net investment income:
Initial Class	(769,874)	(254,151)
Service Class	(4,935)	(1,123)

Total distributions from net investment income	(774,809)	(255,274)

Net realized gains:
Initial Class	(23,303)	—
Service Class	(200)	—

Total distributions from net realized gains	(23,503)	—

Total distributions to shareholders	(798,312)	(255,274)

Capital share transactions:
Proceeds from shares sold:
Initial Class	67,812	167,362
Service Class	93,837	116,213

	161,649	283,575

Dividends and distributions reinvested:
Initial Class	793,177	254,151
Service Class	5,135	1,123

	798,312	255,274

Cost of shares redeemed:
Initial Class	(180,515)	(14,440,984)
Service Class	(43,997)	(22,018)

	(224,512)	(14,463,002)

Net increase (decrease) in net assets resulting from capital share transactions	735,449	(13,924,153)

Net increase (decrease) in net assets	343,365	(13,598,902)

Net assets:
Beginning of year	87,440,364	101,039,266

End of year	$87,783,729	$87,440,364

Undistributed (distributions in excess of) net investment income (loss)	$898,699	$774,714

Capital share transactions - shares:
Shares issued:
Initial Class	6,727	16,676
Service Class	9,355	11,596

	16,082	28,272

Shares reinvested:
Initial Class	79,160	25,314
Service Class	514	112

	79,674	25,426

Shares redeemed:
Initial Class	(17,869)	(1,438,257)
Service Class	(4,401)	(2,198)

	(22,270)	(1,440,455)

Net increase (decrease) in shares outstanding:
Initial Class	68,018	(1,396,267)
Service Class	5,468	9,510

	73,486	(1,386,757)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015		December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.04		$10.01	$10.00

Investment operations:
Net investment income (loss) (B)	0.08		0.08	0.02
Net realized and unrealized gain (loss)	(0.04)		(0.02)	(0.01)

Total investment operations	0.04		0.06	0.01

Distributions:
Net investment income	(0.09)		(0.03)	—
Net realized gains	(0.00	)(C)	—	—

Total distributions	(0.09)		(0.03)	—

Net asset value, end of period/year	$9.99		$10.04	$10.01

Total return (D)	0.41%		0.55%	0.10	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$87,043		$86,751	$100,446
Expenses to average net assets	0.64%		0.63%	0.63	%(F)
Net investment income (loss) to average net assets	0.83%		0.75%	0.34	%(F)
Portfolio turnover rate	264%		388%	405	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015		December 31, 2014	December 31, 2013(A)
Net asset value, beginning of period/year	$10.00		$9.99	$10.00

Investment operations:
Net investment income (loss) (B)	0.06		0.05	0.01
Net realized and unrealized gain (loss)	(0.03)		(0.02)	(0.02)

Total investment operations	0.03		0.03	(0.01)

Distributions:
Net investment income	(0.07)		(0.02)	—
Net realized gains	(0.00	)(C)	—	—

Total distributions	(0.07)		(0.02)	—

Net asset value, end of period/year	$9.96		$10.00	$9.99

Total return (D)	0.29%		0.26%	(0.10	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$741		$689	$593
Expenses to average net assets	0.89%		0.88%	0.88	%(F)
Net investment income (loss) to average net assets	0.58%		0.51%	0.18	%(F)
Portfolio turnover rate	264%		388%	405	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Voya Limited Maturity Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$697,112	$—	$—	$—	$697,112
U.S. Government Obligations	5,777,049	—	—	—	5,777,049
Total Securities Lending Transactions	$6,474,161	$—	$—	$—	$6,474,161
Total Borrowings	$6,474,161	$—	$—	$—	$6,474,161
Gross amount of recognized liabilities for securities lending transactions					$6,474,161

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a predefined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) in the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, in the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$35,872	$—	$—	$—	$—	$35,872
Net unrealized appreciation on futures contracts (A) (C)	4,498	—	—	—	—	4,498
Total (D)	$40,370	$—	$—	$—	$—	$40,370

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (C)	$(29,640)	$—	$—	$—	$—	$(29,640)
Total (D)	$(29,640)	$—	$—	$—	$—	$(29,640)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, on the Statement of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(28,102)	$—	$—	$—	$—	$(28,102)
Swap agreements	(60)	—	—	—	—	(60)
Futures contracts	(51,274)	—	—	—	—	(51,274)
Total	$(79,436)	$—	$—	$—	$—	$(79,436)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$27,918	$—	$—	$—	$—	$27,918
Swap agreements	35,872	—	—	—	—	35,872
Futures contracts	(1,047)	—	—	—	—	(1,047)
Total	$62,743	$—	$—	$—	$—	$62,743

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

Purchased Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount
Calls	Puts		Long	Short
$ —	$ 16	$ 2,053,538	15,696,154	(6,057,692)

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$57,702,581	65.73
Transamerica Asset Allocation – Moderate VP	29,310,677	33.39
Total	$87,013,258	99.12%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $250 million	0.500%
Over $250 million up to $1 billion	0.475%
Over $1 billion	0.460%

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.88%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 33,178,243	$ 192,193,526	$ 30,673,526	$ 196,079,527

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gains and losses, paydown gain/loss, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 170,813	$ (170,813)

As of December 31, 2015, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Unlimited
Short-Term	Long-Term
$ 127,429	$ 201,630

During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 798,312	$ —	$ —	$ 255,274	$ —	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 875,817	$ —	$ (329,059)	$ —	$ —	$ (547,784)

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Limited Maturity Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Limited Maturity Bond VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Limited Maturity Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Limited Maturity Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

(unaudited)

MARKET ENVIRONMENT

Over the course of 2015, investors became increasingly concerned about weaker corporate earnings as well as global political and economic uncertainty, particularly the economic health of China. An improving U.S. labor market was overshadowed by low wage inflation, a strong dollar and collapsing oil prices. While U.S. financial markets kept afloat through the first half of 2015 thanks to perceptions that the economy was making real, if slow, progress and that corporate earnings were still robust, the second half of the year was marked by volatility. Markets fell in the third quarter after China unexpectedly devalued its currency. The shock sent stock prices tumbling as investors began to connect a lackluster global economy to uncertainty about corporate earnings. Sharply rising volatility propelled rapid shifts away from riskier assets, and markets around the world suffered their worst quarterly losses in years. Safety seekers piled into U.S. Treasury securities, sending prices higher and yields lower. Percolating underneath all this was the eroding belief that the U.S. Federal Reserve (“Fed”) was about to raise short-term interest rates for the first time in almost 10 years. Early in the third quarter most investors believed a rate hike would come at the Fed’s September meeting. Instead, the Fed held rates steady, citing the weakness in China, financial market volatility and persistent, below-target inflation in the U.S.

The Fed finally announced a 0.25% hike in December based on considerable improvement in labor market conditions and reasonable confidence that inflation will approach its 2% objective over the medium term. The rate hike had already been priced into most asset classes, so did not change the direction of the markets. U.S. stocks posted high, single-digit gains for the quarter despite reduced expectations of fourth quarter earnings, possibly due to early indications of a positive holiday shopping season.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Voya Mid Cap Opportunities VP, Initial Class returned 0.37%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned (0.20)%.

STRATEGY REVIEW

The Portfolio’s outperformance was driven by strong stock selection, led by our information technology and industrial holdings. Meanwhile, stock selection within consumer staples and materials detracted the most.

Ulta Salon Cosmetics & Fragrance, Inc., Electronic Arts, Inc. and Monster Beverage Corp. were the biggest individual contributors to performance. Ulta Salon Cosmetics & Fragrance, Inc. performed well on the back of strong quarterly results, driven by solid traffic growth and same-store sales, and a clear framework from management to grow earnings over the next five years. The company has a number of initiatives underway to increase brand awareness and loyalty, improve merchandising and expand its footprint, all of which are contributing to investors’ interest in the stock.

Interactive entertainment company Electronic Arts, Inc. performed well throughout the period, following strong earnings reports. In addition to delivering better than expected results, the company increased guidance for fiscal year 2016 based on a strong product line-up in calendar year 2015. Shares reacted favorably following the video game industry’s annual trade show, where one of Electronic Arts, Inc.’s highly anticipated games drew praise from attendees, and built on investor confidence.

Monster Beverage Corp. also delivered a meaningful beat on both revenues and earnings. Notably, revenue growth was strong both in the U.S. and in international markets. Monster Beverage Corp. also announced that it had made significant progress in signing agreements to turn distribution over to Coca-Cola bottlers.

Individual detractors included Chipotle Mexican Grill, Inc., Fortinet, Inc. and Qorvo, Inc. (no longer held at year end). Despite reporting revenue and comparable sales that were in line with expectations, Chipotle Mexican Grill, Inc.’s stock suffered early in the period commentary around fourth quarter 2014 choppiness. Following reports in November and December of E. coli cases in multiple states, trends continued to deteriorate, leading to further declines.

Fortinet, Inc. reported solid quarterly results in October, but the company’s bookings were lower than expected, signaling a decelerating growth rate going forward. The stock’s valuation was implying stronger growth, so the valuation contracted. Despite other security firms missing earnings expectations, we still believed that the industry offers stronger-than-average growth prospects.

Semiconductor manufacturer Qorvo, Inc. suffered from an unexpected inventory increase in China. Weak guidance specifically elevated market concerns around high-speed wireless growth in China as well as the longevity of the secular wireless-device growth story.

Jeffrey Bianchi, CFA

Michael Pytosh

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	0.37%	10.07%	05/01/2013
Russell Midcap® Growth Index (A)	(0.20)%	11.57%
Service Class	0.07%	9.79%	05/01/2013

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in stocks of Mid-Sized Companies may entail greater volatility and less liquidity than larger companies. Foreign Investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$968.50	$4.47	$1,020.70	$4.58	0.90%
Service Class	1,000.00	966.90	5.70	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Securities Lending Collateral	12.6
Repurchase Agreement	2.8
Net Other Assets (Liabilities)	(12.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 3.0%
Orbital ATK, Inc.	34,722	$ 3,102,064
Textron, Inc.	70,034	2,942,128

		6,044,192

Airlines - 2.8%
Southwest Airlines Co.	130,743	5,629,794

Auto Components - 1.6%
Lear Corp.	26,046	3,199,230

Banks - 0.5%
SVB Financial Group (A)	8,391	997,690

Beverages - 3.8%
Coca-Cola Enterprises, Inc.	81,639	4,019,905
Monster Beverage Corp. (A)	24,269	3,615,110

		7,635,015

Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. (A)	22,602	2,367,786
Incyte Corp. (A) (B)	19,974	2,166,180

		4,533,966

Capital Markets - 4.3%
Affiliated Managers Group, Inc. (A)	21,428	3,423,337
SEI Investments Co.	50,890	2,666,636
TD Ameritrade Holding Corp.	75,320	2,614,357

		8,704,330

Chemicals - 1.3%
Eastman Chemical Co.	39,637	2,675,894

Commercial Services & Supplies - 1.2%
Waste Connections, Inc.	41,671	2,346,911

Communications Equipment - 1.0%
Palo Alto Networks, Inc. (A)	11,167	1,966,955

Containers & Packaging - 3.1%
Crown Holdings, Inc. (A)	49,345	2,501,792
Packaging Corp. of America	58,186	3,668,627

		6,170,419

Diversified Financial Services - 3.4%
Intercontinental Exchange, Inc.	14,446	3,701,932
Moody’s Corp.	31,859	3,196,732

		6,898,664

Electrical Equipment - 1.8%
AMETEK, Inc., Class A	66,186	3,546,908

Food Products - 1.0%
TreeHouse Foods, Inc. (A)	25,864	2,029,289

Health Care Equipment & Supplies - 6.0%
ABIOMED, Inc. (A)	17,253	1,557,601
DexCom, Inc. (A)	18,063	1,479,360
Edwards Lifesciences Corp. (A)	43,400	3,427,732
Hologic, Inc. (A)	62,302	2,410,464
Intuitive Surgical, Inc. (A)	2,833	1,547,271
NuVasive, Inc. (A)	29,255	1,582,988

		12,005,416

Health Care Providers & Services - 1.1%
Cardinal Health, Inc.	24,768	2,211,039

Hotels, Restaurants & Leisure - 5.0%
Chipotle Mexican Grill, Inc., Class A (A) (B)	6,986	3,352,232
Domino’s Pizza, Inc. (B)	30,109	3,349,626

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings, Inc.	100,053	$ 2,141,134
Marriott International, Inc., Class A (B)	16,482	1,104,954

		9,947,946

Household Durables - 1.9%
Jarden Corp. (A)	67,334	3,846,118

Household Products - 2.8%
Church & Dwight Co., Inc.	39,687	3,368,632
Spectrum Brands Holdings, Inc., Class A (B)	21,196	2,157,753

		5,526,385

Industrial Conglomerates - 1.6%
Roper Technologies, Inc. (B)	17,130	3,251,103

Insurance - 1.6%
Aon PLC	34,479	3,179,309

IT Services - 4.0%
Broadridge Financial Solutions, Inc.	50,998	2,740,123
Sabre Corp.	92,320	2,582,190
Vantiv, Inc., Class A (A)	57,774	2,739,643

		8,061,956

Leisure Products - 1.4%
Hasbro, Inc. (B)	41,244	2,778,196

Life Sciences Tools & Services - 3.2%
Mettler-Toledo International, Inc. (A)	6,141	2,082,597
Quintiles Transnational Holdings, Inc. (A)	20,945	1,438,084
Waters Corp. (A)	20,703	2,786,210

		6,306,891

Machinery - 3.4%
Ingersoll-Rand PLC	47,696	2,637,112
Stanley Black & Decker, Inc.	19,850	2,118,590
Wabtec Corp. (B)	28,041	1,994,276

		6,749,978

Media - 2.7%
AMC Networks, Inc., Class A (A) (B)	40,408	3,017,669
Starz, Class A (A)	70,120	2,349,020

		5,366,689

Multiline Retail - 2.4%
Dollar General Corp.	65,518	4,708,779

Oil, Gas & Consumable Fuels - 0.6%
EQT Corp.	21,568	1,124,340

Pharmaceuticals - 1.9%
Zoetis, Inc., Class A	78,572	3,765,170

Professional Services - 2.9%
Equifax, Inc.	21,318	2,374,186
Nielsen Holdings PLC	74,736	3,482,697

		5,856,883

Real Estate Investment Trusts - 1.6%
Equinix, Inc. (B)	10,710	3,238,704

Semiconductors & Semiconductor Equipment - 4.8%
Integrated Device Technology, Inc. (A)	99,753	2,628,492
Maxim Integrated Products, Inc., Class A	68,704	2,610,752
Microchip Technology, Inc. (B)	53,260	2,478,720
NXP Semiconductors NV (A)	23,214	1,955,779

		9,673,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Software - 10.0%
ANSYS, Inc. (A)	23,478	$ 2,171,715
Electronic Arts, Inc. (A)	57,845	3,975,108
Fortinet, Inc. (A) (B)	101,309	3,157,802
Intuit, Inc.	41,607	4,015,075
Red Hat, Inc. (A)	51,780	4,287,902
SolarWinds, Inc. (A)	41,805	2,462,315

		20,069,917

Specialty Retail - 6.3%
Five Below, Inc. (A) (B)	30,196	969,292
Ross Stores, Inc.	86,038	4,629,705
Tractor Supply Co.	39,431	3,371,350
Ulta Salon Cosmetics & Fragrance, Inc. (A) (B)	20,229	3,742,365

		12,712,712

Textiles, Apparel & Luxury Goods - 1.0%
lululemon athletica, Inc. (A) (B)	39,704	2,083,269

Total Common Stocks (Cost $181,200,159)		194,843,800

SECURITIES LENDING COLLATERAL - 12.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	25,253,306	25,253,306

Total Securities Lending Collateral (Cost $25,253,306)		25,253,306

	Principal	Value
REPURCHASE AGREEMENT - 2.8%

State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $5,610,563 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/29/2017, and with a value of $5,727,150.

	$ 5,610,545	$ 5,610,545

Total Repurchase Agreement (Cost $5,610,545)		5,610,545

Total Investments (Cost $212,064,010) (D)		225,707,651
Net Other Assets (Liabilities) - (12.7)%		(25,453,843)

Net Assets - 100.0%		$ 200,253,808

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$194,843,800	$—	$—	$194,843,800
Securities Lending Collateral	25,253,306	—	—	25,253,306
Repurchase Agreement	—	5,610,545	—	5,610,545

Total Investments	$220,097,106	$5,610,545	$—	$225,707,651

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $24,726,111. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $212,106,249. Aggregate gross unrealized appreciation and depreciation for all securities is $19,655,140 and $6,053,738, respectively. Net unrealized appreciation for tax purposes is $13,601,402.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $206,453,465) (including securities loaned of $24,726,111)	$220,097,106
Repurchase agreement, at value (cost $5,610,545)	5,610,545
Cash	13,838
Receivables:
Investments sold	545,159
Interest	4
Dividends	112,970
Net income from securities lending	7,630

Total assets	226,387,252

Liabilities:
Payables and other liabilities:
Shares redeemed	6
Investments purchased	707,454
Investment advisory fees	140,619
Distribution and service fees	71
Administration fees	5,129
Transfer agent fees	515
Trustees, CCO and deferred compensation fees	330
Audit and tax fees	11,656
Custody fees	8,830
Legal fees	2,697
Printing and shareholder reports fees	2,196
Other	635
Collateral for securities on loan	25,253,306

Total liabilities	26,133,444

Net assets	$200,253,808

Net assets consist of:
Capital stock ($0.01 par value)	$166,744
Additional paid-in capital	175,694,375
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	10,749,048
Net unrealized appreciation (depreciation) on:
Investments	13,643,641

Net assets	$200,253,808

Net assets by class:
Initial Class	$199,919,501
Service Class	334,307

Shares outstanding:
Initial Class	16,646,446
Service Class	27,945

Net asset value and offering price per share:
Initial Class	$12.01
Service Class	11.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$1,747,784
Interest income	1,010
Net income from securities lending	34,341
Withholding taxes on foreign income	(1,861)

Total investment income	1,781,274

Expenses:
Investment advisory fees	1,713,277
Distribution and service fees:
Service Class	990
Administration fees	56,342
Transfer agent fees	3,072
Trustees, CCO and deferred compensation fees	5,364
Audit and tax fees	14,936
Custody fees	50,518
Legal fees	13,753
Printing and shareholder reports fees	1,280
Other	7,016

Total expenses	1,866,548

Net investment income (loss)	(85,274)

Net realized gain (loss) on:
Investments	10,927,122

Net realized gain (loss)	10,927,122

Net change in unrealized appreciation (depreciation) on:
Investments	(9,918,609)

Net change in unrealized appreciation (depreciation)	(9,918,609)

Net realized and change in unrealized gain (loss)	1,008,513

Net increase (decrease) in net assets resulting from operations	$923,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(85,274)	$571,101
Net realized gain (loss)	10,927,122	9,772,384
Net change in unrealized appreciation (depreciation)	(9,918,609)	3,870,140

Net increase (decrease) in net assets resulting from operations	923,239	14,213,625

Distributions to shareholders:
Net investment income:
Initial Class	(582,856)	(97,442)
Service Class	(262)	—

Total distributions from net investment income	(583,118)	(97,442)

Net realized gains:
Initial Class	(9,900,592)	(2,884,793)
Service Class	(19,170)	(7,207)

Total distributions from net realized gains	(9,919,762)	(2,892,000)

Total distributions to shareholders	(10,502,880)	(2,989,442)

Capital share transactions:
Proceeds from shares sold:
Initial Class	200,791	40,658,996
Service Class	16,086	134,145

	216,877	40,793,141

Dividends and distributions reinvested:
Initial Class	10,483,448	2,982,235
Service Class	19,432	7,207

	10,502,880	2,989,442

Cost of shares redeemed:
Initial Class	(5,681,292)	(2,401,147)
Service Class	(88,447)	(35,819)

	(5,769,739)	(2,436,966)

Net increase (decrease) in net assets resulting from capital share transactions	4,950,018	41,345,617

Net increase (decrease) in net assets	(4,629,623)	52,569,800

Net assets:
Beginning of year	204,883,431	152,313,631

End of year	$200,253,808	$204,883,431

Undistributed (distributions in excess of) net investment income (loss)	$—	$573,751

Capital share transactions - shares:
Shares issued:
Initial Class	15,270	3,302,009
Service Class	1,330	11,392

	16,600	3,313,401

Shares reinvested:
Initial Class	884,679	247,900
Service Class	1,645	601

	886,324	248,501

Shares redeemed:
Initial Class	(440,065)	(205,719)
Service Class	(7,272)	(3,029)

	(447,337)	(208,748)

Net increase (decrease) in shares outstanding:
Initial Class	459,884	3,344,190
Service Class	(4,297)	8,964

	455,587	3,353,154

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$12.63	$11.84	$10.00

Investment operations:
Net investment income (loss) (B)	(0.01)	0.04	0.01
Net realized and unrealized gain (loss)	0.05	0.99	1.83

Total investment operations	0.04	1.03	1.84

Distributions:
Net investment income	(0.04)	(0.01)	—
Net realized gains	(0.62)	(0.23)	—

Total distributions	(0.66)	(0.24)	—

Net asset value, end of period/year	$12.01	$12.63	$11.84

Total return (C)	0.37%	8.73%	18.40	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$199,920	$204,477	$152,039
Expenses to average net assets	0.90%	0.91%	0.91	%(E)
Net investment income (loss) to average net assets	(0.04)%	0.36%	0.12	%(E)
Portfolio turnover rate	88%	95%	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$12.59	$11.82	$10.00

Investment operations:
Net investment income (loss) (B)	(0.04)	0.01	(0.01)
Net realized and unrealized gain (loss)	0.04	0.99	1.83

Total investment operations	—	1.00	1.82

Distributions:
Net investment income	(0.01)	—	—
Net realized gains	(0.62)	(0.23)	—

Total distributions	(0.63)	(0.23)	—

Net asset value, end of period/year	$11.96	$12.59	$11.82

Total return (C)	0.07%	8.51%	18.20	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$334	$406	$275
Expenses to average net assets	1.15%	1.16%	1.16	%(E)
Net investment income (loss) to average net assets	(0.30)%	0.05%	(0.16	)%(E)
Portfolio turnover rate	88%	95%	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Mid Cap Opportunities VP changed its name to Transamerica Voya Mid Cap Opportunities VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$25,253,306	$—	$—	$—	$25,253,306
Total Borrowings	$25,253,306	$—	$—	$—	$25,253,306
Gross amount of recognized liabilities for securities lending transactions					$25,253,306

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$27,216,645	13.59%
Transamerica Asset Allocation – Growth VP	38,569,679	19.26
Transamerica Asset Allocation – Moderate Growth VP	73,211,572	36.56
Transamerica Asset Allocation – Moderate VP	60,925,917	30.43
Total	$ 199,923,813	99.84%

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $100 million	0.830%
Over $100 million up to $1 billion	0.815%
Over $1 billion	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.15%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 179,866,041	$ —	$ 187,955,482	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (93,672)	$ 94,641	$ (969)

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,262,270	$ 5,240,610	$ —	$ 2,988,157	$ 1,285	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 10,791,287	$ —	$ —	$ —	$ 13,601,402

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Mid Cap Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Mid Cap Opportunities VP) (one of the funds constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Mid Cap Opportunities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, and the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica Voya Mid Cap Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,240,610 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500®, rose modestly during the 12-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs in the spring. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the hesitation of the U.S. Federal Reserve (“Fed”) to raise rates as domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy NASDAQ Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product, a seven-year low in unemployment and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile, with prices surging earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

PERFORMANCE

For the year ended December 31, 2015, Transamerica WMC US Growth II VP, Initial Class returned 7.11%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 5.67%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

During the period, security selection within the information technology, consumer staples, industrials, and materials sectors contributed most to positive relative returns. The Portfolio’s overweight allocation to the consumer staples sector and underweight allocation to the industrials sector also aided relative results. Weaker security selection in the consumer discretionary and financials sectors partially offset positive results. The Portfolio’s allocation to the energy sector and a frictional cash position in an upward trending market also weighed on relative results.

The Portfolio’s largest contributors to relative performance included Activision Blizzard, Inc., an electronic entertainment company; Amazon.com, Inc., a global e-commerce retailer; and Starbucks Corp., a coffee roaster and retailer of specialty coffee drinks. Our avoidance of benchmark constituent Union Pacific, a rail transportation company, also contributed to relative results.

The Portfolio’s largest relative detractors during the period included Hertz Global Holdings, Inc., a global car and equipment rental company; SunEdison (no longer held at year end), a solar installation company; and Twenty-First Century Fox, Inc., a media and entertainment company focused on television broadcasting and film production.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	7.11%	12.40%	7.06%	12/30/2003
Russell 1000® Growth Index (A)	5.67%	13.53%	8.53%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,014.60	$1.52	$1,023.70	$1.53	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	24.7
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(24.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	1,685	$ 174,515
TransDigm Group, Inc. (A) (B)	357	81,557

		256,072

Airlines - 0.5%
United Continental Holdings, Inc. (B)	1,135	65,036

Beverages - 1.5%
Monster Beverage Corp. (B)	1,300	193,648

Biotechnology - 4.8%
Alkermes PLC (A) (B)	1,229	97,558
Biogen, Inc. (B)	354	108,448
Gilead Sciences, Inc.	1,528	154,618
Incyte Corp. (A) (B)	823	89,255
Regeneron Pharmaceuticals, Inc., Class A (A) (B)	306	166,118

		615,997

Building Products - 0.6%
Fortune Brands Home & Security, Inc. (A)	1,300	72,150

Capital Markets - 1.4%
BlackRock, Inc., Class A (A)	509	173,325

Chemicals - 2.0%
Sherwin-Williams Co.	515	133,694
Valspar Corp. (A)	1,528	126,748

		260,442

Communications Equipment - 1.5%
Cisco Systems, Inc.	4,175	113,372
NetScout Systems, Inc. (A) (B)	2,630	80,741

		194,113

Consumer Finance - 0.5%
OneMain Holdings, Inc. (A) (B)	1,642	68,209

Containers & Packaging - 1.1%
Crown Holdings, Inc. (B)	2,815	142,720

Diversified Financial Services - 1.0%
McGraw Hill Financial, Inc.	1,296	127,760

Electrical Equipment - 0.6%
Eaton Corp. PLC	1,353	70,410

Energy Equipment & Services - 0.3%
Halliburton Co.	1,225	41,699

Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	1,592	257,108
CVS Health Corp. (A)	2,318	226,631
Walgreens Boots Alliance, Inc.	1,838	156,515

		640,254

Food Products - 1.7%
Mondelez International, Inc., Class A (A)	4,783	214,470

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	1,360	104,611

Health Care Providers & Services - 3.9%
Aetna, Inc. (A)	807	87,253
Envision Healthcare Holdings, Inc. (A) (B)	2,182	56,666
McKesson Corp.	692	136,483
UnitedHealth Group, Inc.	1,895	222,928

		503,330

Health Care Technology - 1.0%
Cerner Corp. (B)	2,224	133,818

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 3.7%
Hilton Worldwide Holdings, Inc.	7,308	$ 156,391
Starbucks Corp.	3,914	234,958
Wynn Resorts, Ltd. (A)	1,200	83,028

		474,377

Household Products - 1.7%
Colgate-Palmolive Co. (A)	3,308	220,379

Insurance - 2.2%
Marsh & McLennan Cos., Inc. (A)	2,570	142,507
Prudential Financial, Inc.	1,784	145,235

		287,742

Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (B)	690	466,364

Internet Software & Services - 8.8%
Akamai Technologies, Inc. (A) (B)	745	39,209
Alphabet, Inc., Class A (B)	526	409,233
Alphabet, Inc., Class C	393	298,240
Facebook, Inc., Class A (B)	2,936	307,282
Zillow Group, Inc., Class A (B)	1,070	27,863
Zillow Group, Inc., Class C (A) (B)	2,140	50,247

		1,132,074

IT Services - 8.1%
Accenture PLC, Class A (A)	1,927	201,371
Alliance Data Systems Corp. (A) (B)	410	113,394
Automatic Data Processing, Inc.	1,943	164,611
Cognizant Technology Solutions Corp., Class A (B)	2,364	141,887
Genpact, Ltd. (B)	3,796	94,824
Jack Henry & Associates, Inc. (A)	1,378	107,567
MasterCard, Inc., Class A	2,309	224,804

		1,048,458

Machinery - 2.2%
Illinois Tool Works, Inc., Class A (A)	1,717	159,131
Middleby Corp. (B)	1,201	129,552

		288,683

Media - 3.2%
Comcast Corp., Class A	4,547	256,587
Twenty-First Century Fox, Inc., Class A (A)	5,547	150,657

		407,244

Multiline Retail - 1.4%
Dollar Tree, Inc. (A) (B)	2,335	180,309

Oil, Gas & Consumable Fuels - 0.9%
Concho Resources, Inc. (B)	1,268	117,746

Personal Products - 1.6%
Estee Lauder Cos., Inc., Class A (A)	2,398	211,168

Pharmaceuticals - 5.7%
Allergan PLC (B)	989	309,062
Bristol-Myers Squibb Co.	3,958	272,271
Merck & Co., Inc.	2,939	155,238

		736,571

Professional Services - 2.8%
Equifax, Inc.	1,089	121,282
Nielsen Holdings PLC	2,704	126,006
Verisk Analytics, Inc., Class A (A) (B)	1,445	111,092

		358,380

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 1.5%
Hertz Global Holdings, Inc. (A) (B)	6,522	$ 92,808
JB Hunt Transport Services, Inc. (A)	1,290	94,634

		187,442

Semiconductors & Semiconductor Equipment - 1.4%
Avago Technologies, Ltd., Class A (A)	701	101,750
Skyworks Solutions, Inc. (A)	941	72,297

		174,047

Software - 6.0%
Activision Blizzard, Inc. (A)	2,346	90,814
Intuit, Inc.	924	89,166
Microsoft Corp.	8,863	491,719
salesforce.com, Inc. (A) (B)	1,330	104,272

		775,971

Specialty Retail - 7.4%
Advance Auto Parts, Inc.	1,055	158,788
Lowe’s Cos., Inc.	3,425	260,437
Michaels Cos., Inc. (A) (B)	5,508	121,782
Ross Stores, Inc. (A)	3,765	202,595
TJX Cos., Inc. (A)	2,856	202,519

		946,121

Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	5,268	554,510

Tobacco - 2.0%
Altria Group, Inc.	4,388	255,425

Total Common Stocks (Cost $10,851,955)		12,701,075

	Shares	Value
SECURITIES LENDING COLLATERAL - 24.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	3,186,284	$ 3,186,284

Total Securities Lending Collateral (Cost $3,186,284)		3,186,284

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $179,278 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.38%, due 07/31/2018, and with a value of $185,694.	$ 179,278	179,278

Total Repurchase Agreement (Cost $179,278)		179,278

Total Investments (Cost $14,217,517) (D)		16,066,637
Net Other Assets (Liabilities) - (24.8)%		(3,195,249)

Net Assets - 100.0%		$ 12,871,388

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$12,701,075	$—	$—	$12,701,075
Securities Lending Collateral	3,186,284	—	—	3,186,284
Repurchase Agreement	—	179,278	—	179,278

Total Investments	$15,887,359	$179,278	$—	$16,066,637

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $3,117,038. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $14,225,683. Aggregate gross unrealized appreciation and depreciation for all securities is $2,326,883 and $485,929, respectively. Net unrealized appreciation for tax purposes is $1,840,954.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $14,038,239) (including securities loaned of $3,117,038)	$15,887,359
Repurchase agreement, at value (cost $179,278)	179,278
Receivables:
Investments sold	14,706
Dividends	8,938
Net income from securities lending	1,284

Total assets	16,091,565

Liabilities:
Payables and other liabilities:
Shares redeemed	354
Investments purchased	8,940
Investment advisory fees	11,268
Administration fees	332
Transfer agent fees	34
Trustees, CCO and deferred compensation fees	24
Audit and tax fees	10,444
Custody fees	2,007
Legal fees	179
Printing and shareholder reports fees	269
Other	42
Collateral for securities on loan	3,186,284

Total liabilities	3,220,177

Net assets	$12,871,388

Net assets consist of:
Capital stock ($0.01 par value)	$18,576
Additional paid-in capital	10,536,918
Undistributed (distributions in excess of) net investment income (loss)	126,079
Accumulated net realized gain (loss)	340,695
Net unrealized appreciation (depreciation) on:
Investments	1,849,120

Net assets	$12,871,388

Shares outstanding	1,857,622

Net asset value and offering price per share	$6.93

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$157,883
Interest income	106
Net income from securities lending	9,058
Withholding taxes on foreign income	(231)

Total investment income	166,816

Expenses:
Investment advisory fees	40,586
Administration fees	3,656
Transfer agent fees	191
Trustees, CCO and deferred compensation fees	349
Audit and tax fees	11,338
Custody fees	11,359
Legal fees	901
Printing and shareholder reports fees	196
Other	477

Total expenses before waiver and/or reimbursement and recapture	69,053

Expense waived and/or reimbursed	(28,466)

Net expenses	40,587

Net investment income (loss)	126,229

Net realized gain (loss) on:
Investments	341,916

Net realized gain (loss)	341,916

Net change in unrealized appreciation (depreciation) on:
Investments	462,558

Net change in unrealized appreciation (depreciation)	462,558

Net realized and change in unrealized gain (loss)	804,474

Net increase (decrease) in net assets resulting from operations	$930,703

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$126,229	$141,528
Net realized gain (loss)	341,916	3,367,074
Net change in unrealized appreciation (depreciation)	462,558	(1,996,776)

Net increase (decrease) in net assets resulting from operations	930,703	1,511,826

Distributions to shareholders:
Net investment income	(139,222)	(165,946)
Net realized gains	(3,358,492)	(1,596,696)

Total distributions to shareholders	(3,497,714)	(1,762,642)

Capital share transactions:
Proceeds from shares sold	252,352	107,589
Dividends and distributions reinvested	3,497,714	1,762,642
Cost of shares redeemed	(2,076,345)	(813,698)

Net increase (decrease) in net assets resulting from capital share transactions	1,673,721	1,056,533

Net increase (decrease) in net assets	(893,290)	805,717

Net assets:
Beginning of year	13,764,678	12,958,961

End of year	$12,871,388	$13,764,678

Undistributed (distributions in excess of) net investment income (loss)	$126,079	$139,146

Capital share transactions - shares:
Shares issued	29,106	11,664
Shares reinvested	528,356	210,842
Shares redeemed	(264,881)	(90,851)

Net increase (decrease) in shares outstanding	292,581	131,655

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$8.80		$9.04		$7.51	$7.06	$7.26

Investment operations:
Net investment income (loss) (A)	0.08	(B)	0.10	(B)	0.11	0.12	0.07
Net realized and unrealized gain (loss)	0.43		0.93		2.29	0.87	(0.20)

Total investment operations	0.51		1.03		2.40	0.99	(0.13)

Distributions:
Net investment income	(0.09)		(0.12)		(0.17)	(0.07)	(0.07)
Net realized gains	(2.29)		(1.15)		(0.70)	(0.47)	—

Total distributions	(2.38)		(1.27)		(0.87)	(0.54)	(0.07)

Net asset value, end of year	$6.93		$8.80		$9.04	$7.51	$7.06

Total return (C)	7.11%		12.13%		33.43%	13.96%	(1.76)%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,871		$13,765		$12,959	$13,745	$13,139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51	%(D)	0.87	%(D)	0.91%	0.88%	0.81%
Including waiver and/or reimbursement and recapture	0.30	%(D)	0.30	%(D)	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets	0.93	%(B)	1.08	%(B)	1.33%	1.55%	0.89%
Portfolio turnover rate	40	%(E)	116	%(E)	55%	56%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $104.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,186,284	$—	$—	$—	$3,186,284
Total Borrowings	$3,186,284	$—	$—	$—	$3,186,284
Gross amount of recognized liabilities for securities lending transactions					$3,186,284

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays advisory fees to TAM at an annual rate of 0.30% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.30%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, the balances available for recapture by TAM are as follows:

Amounts Available from Fiscal Years
2013	2014	2015	Total
$ 76,703	$ 74,766	$ 28,466	$ 179,935

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to a limit of 0.15% of Initial Class.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 5,346,158	$ —	$ 7,089,079	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (74)	$ 74

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 622,318	$ 2,875,396	$ —	$ 437,848	$ 1,324,794	$ —

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 126,079	$ 348,861	$ —	$ —	$ —	$ 1,840,954

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth II VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth II VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth II VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,875,396 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500®, rose modestly during the 12-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs in the spring. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the hesitation of the U.S. Federal Reserve (“Fed”) to raise rates as domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy NASDAQ Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product, a seven-year low in unemployment and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile, with prices surging earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

PERFORMANCE

For the year ended December 31, 2015, Transamerica WMC US Growth VP, Initial Class returned 6.85%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 5.67%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

During the period, security selection within the information technology, consumer staples, industrials, and materials sectors contributed most to positive relative returns. The Portfolio’s overweight allocation to the consumer staples sector and underweight allocation to the industrials sector also aided relative results. Weaker security selection in the consumer discretionary and financials sectors partially offset positive results. The Portfolio’s allocation to the energy sector and a frictional cash position in an upward trending market also weighed on relative results.

The Portfolio’s largest contributors to relative performance included Activision Blizzard, Inc., an electronic entertainment company; Amazon.com, Inc., a global e-commerce retailer; and Starbucks Corp., a coffee roaster and retailer of specialty coffee drinks. Our avoidance of benchmark constituent Union Pacific, a rail transportation company, also contributed to relative results.

The Portfolio’s largest relative detractors during the period included Hertz Global Holdings, Inc., a global car and equipment rental company; SunEdison (no longer held at year end), a solar installation company; and Twenty-First Century Fox, Inc., a media and entertainment company focused on television broadcasting and film production.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2015
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.85%	11.37%	5.93%	12/31/1980
Russell 1000® Growth Index (A)	5.67%	13.53%	8.53%
Service Class	6.61%	11.10%	5.67%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period (B) July 1, 2015 - December 31, 2015	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,014.20	$3.55	$1,021.70	$3.57	0.70%
Service Class	1,000.00	1,013.30	4.82	1,020.40	4.84	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	4.4
Repurchase Agreement	1.0
Exchange-Traded Fund	0.5
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	260,717	$ 27,002,460
TransDigm Group, Inc. (A)	55,360	12,646,992

		39,649,452

Airlines - 0.5%
United Continental Holdings, Inc. (A)	177,900	10,193,670

Beverages - 1.5%
Monster Beverage Corp. (A)	196,649	29,292,835

Biotechnology - 4.8%
Alkermes PLC (A)	189,380	15,032,985
Biogen, Inc. (A)	54,598	16,726,097
Gilead Sciences, Inc.	233,179	23,595,383
Incyte Corp. (A) (B)	126,147	13,680,642
Regeneron Pharmaceuticals, Inc., Class A (A)	47,260	25,656,036

		94,691,143

Building Products - 0.6%
Fortune Brands Home & Security, Inc. (B)	198,100	10,994,550

Capital Markets - 1.4%
BlackRock, Inc., Class A	79,740	27,153,065

Chemicals - 2.0%
Sherwin-Williams Co.	78,408	20,354,717
Valspar Corp. (B)	241,692	20,048,351

		40,403,068

Communications Equipment - 1.5%
Cisco Systems, Inc.	638,368	17,334,883
NetScout Systems, Inc. (A) (B)	388,410	11,924,187

		29,259,070

Consumer Finance - 0.5%
OneMain Holdings, Inc.	253,190	10,517,513

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A)	443,331	22,476,882

Diversified Financial Services - 1.0%
McGraw Hill Financial, Inc.	202,920	20,003,854

Electrical Equipment - 0.6%
Eaton Corp. PLC	211,360	10,999,174

Energy Equipment & Services - 0.3%
Halliburton Co.	186,400	6,345,056

Food & Staples Retailing - 4.9%
Costco Wholesale Corp.	241,463	38,996,275
CVS Health Corp.	358,817	35,081,538
Walgreens Boots Alliance, Inc.	279,563	23,806,187

		97,884,000

Food Products - 1.6%
Mondelez International, Inc., Class A	727,202	32,607,738

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	209,670	16,127,816

Health Care Providers & Services - 3.9%
Aetna, Inc.	122,970	13,295,516
Envision Healthcare Holdings, Inc. (A)	341,960	8,880,701
McKesson Corp.	106,654	21,035,369
UnitedHealth Group, Inc.	291,144	34,250,180

		77,461,766

Health Care Technology - 1.0%
Cerner Corp. (A)	340,927	20,513,577

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 3.7%
Hilton Worldwide Holdings, Inc.	1,126,630	$ 24,109,882
Starbucks Corp.	594,644	35,696,479
Wynn Resorts, Ltd. (B)	184,486	12,764,587

		72,570,948

Household Products - 1.7%
Colgate-Palmolive Co.	502,870	33,501,199

Insurance - 2.3%
Marsh & McLennan Cos., Inc.	395,180	21,912,731
Prudential Financial, Inc.	280,860	22,864,812

		44,777,543

Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (A)	107,503	72,660,203

Internet Software & Services - 8.7%
Akamai Technologies, Inc. (A)	113,478	5,972,347
Alphabet, Inc., Class A (A)	80,333	62,499,877
Alphabet, Inc., Class C	60,875	46,196,820
Facebook, Inc., Class A (A)	457,118	47,841,970
Zillow Group, Inc., Class A (A) (B)	159,860	4,162,754
Zillow Group, Inc., Class C (A) (B)	279,920	6,572,522

		173,246,290

IT Services - 8.1%
Accenture PLC, Class A	295,108	30,838,786
Alliance Data Systems Corp. (A)	62,840	17,379,659
Automatic Data Processing, Inc.	293,627	24,876,079
Cognizant Technology Solutions Corp., Class A (A)	364,087	21,852,502
Genpact, Ltd. (A)	579,415	14,473,787
Jack Henry & Associates, Inc.	211,752	16,529,361
MasterCard, Inc., Class A	357,431	34,799,482

		160,749,656

Machinery - 2.3%
Illinois Tool Works, Inc., Class A	265,688	24,623,964
Middleby Corp. (A) (B)	185,927	20,055,945

		44,679,909

Media - 3.2%
Comcast Corp., Class A	699,073	39,448,690
Twenty-First Century Fox, Inc., Class A	868,927	23,600,057

		63,048,747

Multiline Retail - 1.4%
Dollar Tree, Inc. (A)	357,790	27,628,544

Oil, Gas & Consumable Fuels - 0.8%
Concho Resources, Inc. (A)	180,400	16,751,944

Personal Products - 1.7%
Estee Lauder Cos., Inc., Class A	375,980	33,108,799

Pharmaceuticals - 5.7%
Allergan PLC (A)	153,058	47,830,625
Bristol-Myers Squibb Co.	606,238	41,703,112
Merck & Co., Inc.	448,166	23,672,128

		113,205,865

Professional Services - 2.8%
Equifax, Inc.	166,120	18,500,784
Nielsen Holdings PLC	418,498	19,502,007
Verisk Analytics, Inc., Class A (A)	222,920	17,138,090

		55,140,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 1.5%
Hertz Global Holdings, Inc. (A)	1,013,294	$ 14,419,174
JB Hunt Transport Services, Inc.	203,170	14,904,551

		29,323,725

Semiconductors & Semiconductor Equipment - 1.3%
Avago Technologies, Ltd., Class A (B)	107,097	15,545,130
Skyworks Solutions, Inc.	144,669	11,114,919

		26,660,049

Software - 6.1%
Activision Blizzard, Inc. (B)	361,183	13,981,394
Intuit, Inc.	145,911	14,080,411
Microsoft Corp.	1,371,692	76,101,472
salesforce.com, Inc. (A)	206,960	16,225,664

		120,388,941

Specialty Retail - 7.3%
Advance Auto Parts, Inc. (B)	161,336	24,282,682
Lowe’s Cos., Inc.	521,158	39,628,854
Michaels Cos., Inc. (A) (B)	842,561	18,629,024
Ross Stores, Inc.	573,858	30,879,299
TJX Cos., Inc.	436,830	30,975,615

		144,395,474

Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	805,433	84,779,877

Tobacco - 2.0%
Altria Group, Inc.	679,190	39,535,650

Total Common Stocks (Cost $1,671,880,665)		1,952,728,473

	Shares	Value
EXCHANGE-TRADED FUND - 0.5%
U.S. Equity Fund - 0.5%
iShares Russell 1000 Growth ETF	102,960	$ 10,242,461

Total Exchange-Traded Fund (Cost $10,285,971)		10,242,461

SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	87,751,733	87,751,733

Total Securities Lending Collateral (Cost $87,751,733)		87,751,733

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $20,243,595 01/04/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 08/31/2019, and with a value of $20,648,713.	$ 20,243,527	20,243,527

Total Repurchase Agreement (Cost $20,243,527)		20,243,527

Total Investments (Cost $1,790,161,896) (D)		2,070,966,194
Net Other Assets (Liabilities) - (4.5)%		(89,062,280)

Net Assets - 100.0%		$ 1,981,903,914

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$1,952,728,473	$—	$—	$1,952,728,473
Exchange-Traded Fund	10,242,461	—	—	10,242,461
Securities Lending Collateral	87,751,733	—	—	87,751,733
Repurchase Agreement	—	20,243,527	—	20,243,527

Total Investments	$2,050,722,667	$20,243,527	$—	$2,070,966,194

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $85,873,450. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $1,791,027,292. Aggregate gross unrealized appreciation and depreciation for all securities is $354,736,829 and $74,797,927, respectively. Net unrealized appreciation for tax purposes is $279,938,902.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2015

Assets:
Investments, at value (cost $1,769,918,369) (including securities loaned of $85,873,450)	$2,050,722,667
Repurchase agreement, at value (cost $20,243,527)	20,243,527
Receivables:
Shares sold	83,897
Investments sold	2,087,273
Interest	17
Dividends	1,364,862
Tax reclaims	36,060
Net income from securities lending	101,719

Total assets	2,074,640,022

Liabilities:
Payables and other liabilities:
Shares redeemed	2,003,809
Investments purchased	1,481,187
Investment advisory fees	1,099,804
Distribution and service fees	38,161
Administration fees	50,912
Transfer agent fees	5,010
Trustees, CCO and deferred compensation fees	3,772
Audit and tax fees	20,460
Custody fees	37,195
Legal fees	28,526
Printing and shareholder reports fees	209,189
Other	6,350
Collateral for securities on loan	87,751,733

Total liabilities	92,736,108

Net assets	$1,981,903,914

Net assets consist of:
Capital stock ($0.01 par value)	$837,311
Additional paid-in capital	1,588,374,525
Undistributed (distributions in excess of) net investment income (loss)	10,048,647
Accumulated net realized gain (loss)	101,838,605
Net unrealized appreciation (depreciation) on:
Investments	280,804,298
Translation of assets and liabilities denominated in foreign currencies	528

Net assets	$1,981,903,914

Net assets by class:
Initial Class	$1,803,731,833
Service Class	178,172,081

Shares outstanding:
Initial Class	76,066,169
Service Class	7,664,886

Net asset value and offering price per share:
Initial Class	$23.71
Service Class	23.25

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend income	$24,630,825
Interest income	23,296
Net income from securities lending	678,325
Withholding taxes on foreign income	(35,059)

Total investment income	25,297,387

Expenses:
Investment advisory fees	13,566,901
Distribution and service fees:
Service Class	412,992
Administration fees	566,316
Transfer agent fees	29,302
Trustees, CCO and deferred compensation fees	53,464
Audit and tax fees	36,669
Custody fees	176,629
Legal fees	139,896
Printing and shareholder reports fees	181,354
Other	80,782

Total expenses	15,244,305

Net investment income (loss)	10,053,082

Net realized gain (loss) on:
Investments	102,148,286

Net realized gain (loss)	102,148,286

Net change in unrealized appreciation (depreciation) on:
Investments	43,976,476
Translation of assets and liabilities denominated in foreign currencies	(153)

Net change in unrealized appreciation (depreciation)	43,976,323

Net realized and change in unrealized gain (loss)	146,124,609

Net increase (decrease) in net assets resulting from operations	$156,177,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$10,053,082	$14,492,876
Net realized gain (loss)	102,148,286	653,967,818
Net change in unrealized appreciation (depreciation)	43,976,323	(422,993,848)

Net increase (decrease) in net assets resulting from operations	156,177,691	245,466,846

Distributions to shareholders:
Net investment income:
Initial Class	(13,640,023)	(19,160,164)
Service Class	(862,581)	(1,031,952)

Total distributions from net investment income	(14,502,604)	(20,192,116)

Net realized gains:
Initial Class	(598,421,839)	(77,400,054)
Service Class	(54,388,531)	(5,563,303)

Total distributions from net realized gains	(652,810,370)	(82,963,357)

Total distributions to shareholders	(667,312,974)	(103,155,473)

Capital share transactions:
Proceeds from shares sold:
Initial Class	18,141,001	33,774,479
Service Class	36,188,901	16,408,796

	54,329,902	50,183,275

Dividends and distributions reinvested:
Initial Class	612,061,862	96,560,218
Service Class	55,251,112	6,595,255

	667,312,974	103,155,473

Cost of shares redeemed:
Initial Class	(571,046,787)	(508,959,102)
Service Class	(24,530,503)	(21,167,616)

	(595,577,290)	(530,126,718)

Net increase (decrease) in net assets resulting from capital share transactions	126,065,586	(376,787,970)

Net increase (decrease) in net assets	(385,069,697)	(234,476,597)

Net assets:
Beginning of year	2,366,973,611	2,601,450,208

End of year	$1,981,903,914	$2,366,973,611

Undistributed (distributions in excess of) net investment income (loss)	$10,048,647	$14,498,169

Capital share transactions - shares:
Shares issued:
Initial Class	586,587	1,051,446
Service Class	1,349,305	514,386

	1,935,892	1,565,832

Shares reinvested:
Initial Class	27,046,481	2,984,860
Service Class	2,488,789	206,424

	29,535,270	3,191,284

Shares redeemed:
Initial Class	(16,915,716)	(15,806,748)
Service Class	(867,303)	(662,672)

	(17,783,019)	(16,469,420)

Net increase (decrease) in shares outstanding:
Initial Class	10,717,352	(11,770,442)
Service Class	2,970,791	58,138

	13,688,143	(11,712,304)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$33.82		$31.84		$24.29	$21.53	$22.46

Investment operations:
Net investment income (loss) (A)	0.15	(B)	0.20	(B)	0.24	0.25	0.09
Net realized and unrealized gain (loss)	1.60		3.27		7.61	2.59	(0.93)

Total investment operations	1.75		3.47		7.85	2.84	(0.84)

Distributions:
Net investment income	(0.26)		(0.30)		(0.30)	(0.08)	(0.09)
Net realized gains	(11.60)		(1.19)		—	—	—

Total distributions	(11.86)		(1.49)		(0.30)	(0.08)	(0.09)

Net asset value, end of year	$23.71		$33.82		$31.84	$24.29	$21.53

Total return (C)	6.85%		11.10%		32.46%	13.17%	(3.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,803,732		$2,210,278		$2,455,635	$2,223,006	$2,094,538
Expenses to average net assets	0.71	%(D)	0.74	%(D)	0.77%	0.77%	0.77%
Net investment income (loss) to average net assets	0.50	%(B)	0.62	%(B)	0.85%	1.02%	0.39%
Portfolio turnover rate	37	%(E)	112	%(E)	57%	62%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of year	$33.38		$31.45		$23.99	$21.28	$22.23

Investment operations:
Net investment income (loss) (A)	0.07	(B)	0.12	(B)	0.16	0.18	0.03
Net realized and unrealized gain (loss)	1.58		3.22		7.52	2.56	(0.91)

Total investment operations	1.65		3.34		7.68	2.74	(0.88)

Distributions:
Net investment income	(0.18)		(0.22)		(0.22)	(0.03)	(0.07)
Net realized gains	(11.60)		(1.19)		—	—	—

Total distributions	(11.78)		(1.41)		(0.22)	(0.03)	(0.07)

Net asset value, end of year	$23.25		$33.38		$31.45	$23.99	$21.28

Total return (C)	6.61%		10.83%		32.13%	12.86%	(3.93)%

Ratio and supplemental data:
Net assets end of year (000’s)	$178,172		$156,696		$145,815	$134,841	$140,397
Expenses to average net assets	0.96	%(D)	0.99	%(D)	1.02%	1.02%	1.02%
Net investment income (loss) to average net assets	0.25	%(B)	0.36	%(B)	0.59%	0.76%	0.15%
Portfolio turnover rate	37	%(E)	112	%(E)	57%	62%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Although the only shareholders of the Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) currently provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

Effective March 1, 2016, the investment advisory and administrative services agreements will be combined under one agreement and TAM’s investment management services will include the provision of supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) in the Statement of Operations. For the year ended December 31, 2015, commissions recaptured are $14,742.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Net income from securities lending in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$87,751,733	$—	$—	$—	$87,751,733
Total Borrowings	$87,751,733	$—	$—	$—	$87,751,733
Gross amount of recognized liabilities for securities lending transactions					$87,751,733

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolio are as follows:

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2015, the percentage of Portfolio net assets owned by affiliated investment companies are as follows:

Portfolio	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$65,960,717	3.33%

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Investment advisory fees: The Portfolio pays advisory fees to TAM based on daily Average Net Assets (“ANA”) up to the following annual breakpoints and rates:

Breakpoints	Rate
First $150 million	0.700%
Over $150 million up to $650 million	0.670%
Over $650 million up to $1.15 billion	0.650%
Over $1.15 billion up to $2 billion	0.625%
Over $2 billion up to $3 billion	0.610%
Over $3 billion up to $4 billion	0.600%
Over $4 billion	0.580%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit to the Portfolio’s ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.85%	May 1, 2016

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2015 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2015, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2016. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative service fees: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.030% on daily ANA. Prior to August 1, 2015, the Portfolio paid TFS at an annual fee of 0.025% on daily ANA. The Legal fees included within the Statement of Assets and Liabilities and Statement of Operations represent expenses paid for external legal services.

Transfer agent service fees: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2015, amounts paid to TFS by the Portfolio are included in Transfer agent fees within the Statement of Operations and amounts payable to TFS are included in Transfer agent fees within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 768,372,442	$ —	$ 1,301,206,192	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ —	$ 1

As of December 31, 2015, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2015, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 are as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 101,123,624	$ 566,189,350	$ —	$ 20,192,116	$ 82,963,357	$ —

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2015, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,202,263	$ 94,550,385	$ —	$ —	$ —	$ 279,939,430

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Series Trust	Annual Report 2015

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $566,189,350 for the year ended December 31, 2015.

Transamerica Series Trust	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”)(2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

				176	Director, Massachusetts Fidelity Trust Company (since 2014)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	176	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds (2002 – present); Board Member, TIS (2002 – 2015);	176	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	176	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	176	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (1954)	Board Member	Since 2007

Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);

Self-employed consultant (2006 – present);

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds and TST (2007 – present);

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

				176	N/A
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	176	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015);	176	Operation PAR, Inc. (2008 – present);

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, Transamerica Funds (2005 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

West Central Florida Council – Boy Scouts of America (2008 – 2013); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015); Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer, TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

COMBINATION OF ADVISORY AND ADMINISTRATION AGREEMENTS INTO A MANAGEMENT AGREEMENT; APPROVAL OF ADMINISTRATION AGREEMENT; AND APPROVAL OF INTER-COMPANY AGREEMENT

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trust”) (the “Board” or “Board Members”) held on December 8-10, 2015, the Board reviewed and considered the approval of a proposal to combine the Investment Advisory Agreement between Transamerica Asset Management, Inc. (“TAM”) and the Trust and the Administrative Services Agreement between Transamerica Fund Services, Inc. (“TFS”) and the Trust into a combined Management Agreement (the “Management Agreement”) between TAM and the Trust.

To assist the Board Members in their consideration of the Agreement, the Board Members requested and received from TAM certain materials and information in advance of their meeting. In considering the proposed approval of the Management Agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors:

Among other matters, the Board considered:

1)         the nature, extent and quality of the advisory and administrative services provided to the Trust would not be diminished or modified, and that such services are required for the Trust’s operations;

2)         the personnel currently rendering administrative services and investment advisory services would continue to provide such services under the Management Agreement;

3)         the services provided pursuant to the sub-administration agreement between TFS and the sub-administrator would continue to be provided pursuant to an agreement between TAM and the sub-administrator;

4)         the Management Agreement would provide for a management fee rate for each series of the Trust equal to the sum of the investment advisory fee rate assessed for each series of the Trust under the existing Investment Advisory Agreement and the administrative services fee rate assessed for each series of the Trust under the existing Administrative Services Agreement, and that any breakpoints in a series’ investment advisory fee schedule would be carried over to the management fee schedule at the same levels; and

5)         the initial term of the Management Agreement would end on June 30, 2016 and the Board would, prior to that time, consider the continuance of the Management Agreement for an additional one-year period in conjunction with its annual process for evaluating advisory, sub-advisory and underwriting agreements and Rule 12b-1 plans.

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the approval of the Management Agreement was in the best interests of the Trust and its shareholders. The Board, including the independent members of the Board, unanimously approved the Management Agreement for a term to continue through June 30, 2016.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Directors of Transamerica Series Trust (the “Trust”) solicited a vote by the shareholders of Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP, each a series of the Trust, for the following items:

At the special meeting of shareholders held on December 14, 2015, the results of Proposal I and Proposal II were as follows:

Proposal I: Approval of a Plan of Liquidation to liquidate Transamerica Voya Intermediate Bond VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement.

For	Against/Withheld	Abstentions	Broker Non-Votes
13,874,764.408	—	—	—

Proposal II: Approval of a Plan of Liquidation to liquidate Transamerica Voya Large Cap Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement.

For	Against/Withheld	Abstentions	Broker Non-Votes
5,262,286.254	—	—	—

Transamerica Series Trust	Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2015	2014
(a)	Audit Fees	$531	$573
(b)	Audit Related Fees(1)	$0	$10
(c)	Tax Fees(2)	$142	$150
(d)	All Other Fees(3)	$0	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2014 and 2015 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2016

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)

Date:	March 4, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer